As filed with the Securities and Exchange Commission on May 24, 2007

Securities Act Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

1-800-787-7354

(Area Code and Telephone Number)

909 A STREET

TACOMA, WASHINGTON 98402

Address of Principal Executive Offices: (Number, Street, City, State, Zip Code)

Mary Beth Rhoden

Russell Investment Management Company

909 A Street

Tacoma, Washington 98402

(Name and Address of Agent for Service)

With a copy to:

John V. O’Hanlon

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering:

As soon as possible following the effective date

of this Registration Statement.

It is proposed that this filing will become effective on June 25, 2007 pursuant to Rule 488.

The title of the securities being registered is the Fixed Income I Fund.

No filing fee is required because an indefinite number of shares of the

Registrant have previously been registered on Form N-1A (Registration

Nos. 2-71299, 811-3153) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant’s Rule 24f-2 Notice for the fiscal year ended

October 31, 2006 was filed on January 29, 2007. Pursuant to Rule 429 under the

Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

RUSSELL INVESTMENT COMPANY

DIVERSIFIED BOND FUND

909 A STREET

TACOMA, WASHINGTON 98402

1-800-787-7354

Dear Shareholder:

Enclosed is a Notice of Special Meeting of Shareholders of the Diversified Bond Fund (“Diversified Bond”), a sub-trust of Russell Investment Company (“RIC”). The Special Meeting has been called for October 3, 2007 at 10:00 a.m., local time, at the offices of RIC at 909 A Street, Tacoma, Washington. The accompanying Prospectus/Proxy Statement details the proposal being presented for your consideration.

The meeting will consider one proposal (the “Proposal”):

•

Shareholders are being asked to approve a proposed combination (the “Reorganization”) of Diversified Bond with the Fixed Income I Fund (“Fixed Income” and, together with Diversified Bond, the “Funds”);

On the date of the Reorganization, Diversified Bond Shareholders will receive:

•	Class C Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class C Shares of Diversified Bond;

•	Class E Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class E Shares of Diversified Bond; and

•	Class S Shares of Fixed Income with an aggregate value at the time the Reorganization is completed equal to that of their Class S Shares of Diversified Bond on that date.

After carefully studying the merits of the proposed Reorganization, the Board of Trustees of RIC has determined that consolidation of the Funds is in the best interests of each Fund’s shareholders. In connection with the proposed Reorganization, you should note the following:

•	The Reorganization is expected to qualify as a tax-free transaction.

•	The value of your investment will not change as a result of the Reorganization.

Subject to Shareholder approval, the Reorganization is expected to be completed on or about October 22, 2007 at 8:00 a.m. Eastern Time based on values as of the close of regular trading on the New York Stock Exchange on October 19, 2007, or at such earlier or subsequent date as RIC determines to be in the interest of the Funds. If approved, the Proposal will be effective on the date that the Reorganization is completed.

In a separate document not included herewith, Shareholders of certain RIC funds, including Diversified Bond, are being asked to vote on an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any sub-trust without the specific approval of the Shareholders of such sub-trust.

The enclosed materials provide details of the Proposal. Accordingly, a proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

Sincerely,

Gregory J. Lyons

Secretary

Tacoma, Washington

July [    ], 2007

RUSSELL INVESTMENT COMPANY

909 A STREET

TACOMA, WASHINGTON 98402

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS OF

DIVERSIFIED BOND FUND

TO BE HELD ON OCTOBER 3, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Shareholders”) of the Diversified Bond Fund (“Diversified Bond”), a sub-trust of Russell Investment Company (“RIC”), will be held at RIC’s offices located at 909 A Street, Tacoma, Washington, on October 3, 2007 at 10:00 a.m., local time, for the following purposes:

1.	To approve a Plan of Reorganization for Diversified Bond and Fixed Income I Fund (“Fixed Income”), each a sub-trust of RIC, providing that (i) Diversified Bond would transfer to Fixed Income all of its assets in exchange solely for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s liabilities, (ii) such shares of Fixed Income would be distributed to Shareholders of Diversified Bond in liquidation of Diversified Bond, and (iii) Diversified Bond would subsequently be dissolved; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

The attached Prospectus/Proxy Statement provides more information concerning the Reorganization contemplated by the Plan of Reorganization, upon which Shareholders will be asked to vote. The Plan of Reorganization is attached as Exhibit A.

Shareholders of record as of the close of business on July 9, 2007, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Board of Trustees,

Gregory J. Lyons
Secretary
Tacoma, Washington
July [ ], 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING. YOUR VOTE IS IMPORTANT. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, REMINDING YOU TO VOTE.

COMBINED PROSPECTUS AND PROXY STATEMENT

DATED JULY [    ], 2007

FIXED INCOME I FUND

(a sub-trust of Russell Investment Company)

to acquire the assets of

DIVERSIFIED BOND FUND

(a sub-trust of Russell Investment Company)

909 A Street

Tacoma, Washington 98402

1-800-787-7354

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED

OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS

PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY

IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

AND THE PROSPECTUS/PROXY STATEMENT

General Information About the Proposal

This summary of the Prospectus/Proxy Statement is provided for your convenience and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement which you are urged to read. It is expected that this Prospectus/Proxy Statement will first be sent to Shareholders on or about July 26, 2007.

Q.	What is the purpose of this Prospectus/Proxy Statement?

A.	You are receiving this combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) because you have the right to vote on an important Proposal concerning your investment in Diversified Bond as defined below. The Proposal is as follows:

Shareholders are being asked to approve the reorganization of the Diversified Bond Fund (“Diversified Bond”) into the Fixed Income I Fund (“Fixed Income”) (the “Reorganization”), which is described below. Diversified Bond and Fixed Income are referred to herein as the “Funds.” Each of the Funds is a sub-trust of Russell Investment Company (“RIC” or the “Trust”). The Funds currently have identical investment objectives and comparable investment restrictions and policies. At the time of the Reorganization, shareholders of Diversified Bond (the “Shareholders”) will become shareholders of Fixed Income.

This Prospectus/Proxy Statement provides the information about Fixed Income that Shareholders should know in order to evaluate the proposed Reorganization. We suggest that you keep this Prospectus/Proxy Statement for your records and future reference. The following documents are incorporated by reference into this Prospectus/Proxy Statement (and are also attached if indicated). All documents may be obtained without charge by writing to the address shown above or by calling 1-800-787-7354.

— a Statement of Additional Information dated March 1, 2007, as supplemented May 24, 2007, relating to the Funds and a Statement of Additional Information dated May 24, 2007 relating to this Prospectus/Proxy Statement are on file with the U.S. Securities and Exchange Commission (the “SEC”) and are available upon request.

— RIC’s Prospectus relating to Fixed Income and Diversified Bond, dated March 1, 2007, as supplemented May 24, 2007, is attached as EXHIBIT B.

— RIC’s Annual Report dated October 31, 2006 and RIC’s Semi-Annual Report dated April 30, 2007 relating to Fixed Income and Diversified Bond are available upon request.

Q.	How do the Trustees recommend that I vote for the Proposal?

A.	The Trustees recommend that Shareholders vote FOR the Proposal. In determining whether to approve the Reorganization and to recommend their approval to Shareholders, the Trustees, including the independent Trustees, considered the potential impact of the Reorganization on the Shareholders and a variety of related factors, including, among others, (1) RIMCo’s advice that the Fund is not viable due to its small asset base and that the Fund is not expected to attract additional assets; (2) the expense involved in operating Diversified Bond as a stand-alone fund; (3) the compatibility of the investment objectives, policies and restrictions of the Funds; (4) the terms and conditions of the Plan of Reorganization, including provisions intended to avoid any dilution of Shareholder interests; (5) the fact the Diversified Bond Fund will pay all costs associated with the solicitation of proxies (however, since Diversified Bond is expected to operate above its stated expense cap, Russell Investment Management Company (“RIMCo”) would ultimately bear a portion of the costs of the proxy); (6) the brokerage costs that will be incurred by the Funds as a result of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (8) the fact that the pro forma gross operating expenses of Fixed Income are estimated to be lower than the current gross operating expenses of Diversified Bond; (9) expense waiver and reimbursement obligations with respect to Diversified Bond will continue in effect until at least February 29, 2008 but are terminable by RIMCo on such date and annually thereafter; and (10) possible alternatives to the Reorganization.

After careful consideration, the Board of Trustees has concluded that the Reorganization is in the best interests of the Fund’s Shareholders.

Information About Voting

Q.	Who is asking for my vote?

A.	The Trustees of RIC have requested your vote on these matters at the special meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m., local time, on October 3, 2007, at the offices of RIC located at 909 A Street, Tacoma, Washington. RIC proposes to mail the Notice of the Special Meeting, the proxy card and the Prospectus/Proxy Statement to Shareholders on or about July 26, 2007.

Q.	Who is eligible to vote?

A.	Shareholders of record of Diversified Bond at the close of business on July 9, 2007 are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the Proposal. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

General Information About the Funds

Q.	How are the Funds managed?

A.	RIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

Under Massachusetts law, each Fund is a “sub-trust” of RIC. The management of the business and affairs of RIC is the responsibility of the Board. The Board oversees the Funds’ operations, including reviewing and approving the Funds’ contracts with the Funds’ investment adviser, RIMCo, and the Funds’ respective sub-advisers (“Money Managers”). RIC’s officers are responsible for the day-to-day management and administration of the Funds’ operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

RIMCo selects, subject to the approval of the Fund’s Board, Money Managers for the Funds, allocates Fund assets among Money Managers, oversees the Money Managers and evaluates the performance results. The Funds’ Money Managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the Money Manager arranges for execution of portfolio securities transactions. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

RIC has received an exemptive order from the SEC which permits RIMCo, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. If assets of Diversified Bond decline prior to the Special Meeting, which they are expected to do, certain Money Managers of Diversified Bond will be terminated, and Diversified Bond may only have a single Money Manager at the time of the reorganization.

Additional Information Regarding the Proposal

Q.	How do I vote my shares?

A.	You may vote your shares in writing, by executing the enclosed proxy card and returning it in the envelope provided or by using the telephone or Internet voting procedures described in the proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet, you will need the “control number” that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders’ instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via telephone or the Internet will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies on the Proposal for which you have not specified a vote IN FAVOR of the reorganization of Diversified Bond into Fixed Income.

Q.	If I send my proxy card in now as requested, can I change my vote later?

A.	You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the Special Meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q.	Who should I call for additional information about this Proxy Statement?

A.	Please call Computershare Fund Services, your Fund’s information agent, at 1-866-525-2720.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY REPRESENTATION OR OTHER INFORMATION, YOU SHOULD NOT RELY ON THOSE REPRESENTATIONS OR OTHER INFORMATION SINCE NEITHER DIVERSIFIED BOND NOR FIXED INCOME HAS AUTHORIZED THOSE REPRESENTATIONS.

COMBINED PROSPECTUS AND PROXY STATEMENT

Cover Page

PROPOSAL: TO APPROVE THE PLAN OF REORGANIZATION

Summary and Overview of the Proposed Reorganization

Comparison of Important Features

Reasons for the Reorganization

Information about the Plan of Reorganization

Comparison of Investment Policies and Risks of Investing in the Funds

Other Business

Further Information About Voting and the Special Meeting

Information about RIC and the Funds

Independent Registered Public Accounting Firm

EXHIBIT A: Plan of Reorganization	A-1

EXHIBIT B: RIC Prospectus relating to Fixed Income and Diversified Bond Funds	B-1

EXHIBIT C: Management Discussion and Analysis of Fixed Income	C-1

PROPOSAL

TO APPROVE A PLAN OF REORGANIZATION

FOR DIVERSIFIED BOND AND FIXED INCOME

SUMMARY AND OVERVIEW OF THE PROPOSED REORGANIZATION

The Board is recommending that Shareholders of Diversified Bond approve a plan of reorganization for the Diversified Bond Fund Reorganization (the “Plan”). The Plan and Funds’ Prospectus are each attached to this Prospectus/Proxy Statement as Exhibits A and B, respectively.

At a meeting on May 22, 2007, the Board received a proposal from RIMCo regarding the future of Diversified Bond, given its relatively small and declining asset base. For the reasons set forth below under “REASONS FOR THE REORGANIZATION,” the Board concluded that the Reorganization is in the best interests of the Shareholders of the Fund. Of course, each Shareholder’s decision to become an investor in Fixed Income will involve an assessment of his or her own personal financial situation and objectives. If the Plan is approved by Shareholders and the Reorganization takes place, Diversified Bond will be reorganized with and into Fixed Income, and Shareholders of Diversified Bond will receive Class C, E or S Shares of Fixed Income with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Class C, E or S Shares. The surviving fund, Fixed Income, currently has share classes E, I and Y. Diversified Bond has Class C, E and S Shares. As a result of the proposed merger, the Diversified Bond Class E Shares would be combined with the Fixed Income Class E Shares and new Class C and Class S Shares will be issued by Fixed Income.

After shares of Fixed Income are distributed to Shareholders of Diversified Bond, Diversified Bond will be dissolved.

Effects of the Reorganization on Shareholders

The Plan approved by the Trustees and presented to Shareholders provides for the reorganization of Diversified Bond with and into Fixed Income in exchange for Class C, E and S Shares issued by Fixed Income. The value of Class C, E and S Shares issued by Fixed Income in connection with the Reorganization will be equal at the time of the Reorganization to the value of the net assets of the Class C, E and S Shares of Diversified Bond acquired by Fixed Income. Pursuant to the Plan, shares issued to Diversified Bond by Fixed Income will be distributed to Shareholders of Diversified Bond as part of the liquidation of Diversified Bond. As a result, each Shareholder of Diversified Bond will cease to be a Shareholder of Diversified Bond and will instead be the owner of that number of full and fractional Class C, E and S Shares of Fixed Income having an aggregate net asset value equal at the time of the Reorganization to the aggregate net asset value of the Class C, E and S Shares of Diversified Bond held by that Shareholder at the Effective Time of the Reorganization, as defined herein.

Required vote

The affirmative vote of a majority of the outstanding voting securities of Diversified Bond as of July 9, 2007, the record date (the “Record Date”), is necessary to approve the Reorganization. Under the 1940 Act, the vote of the holders of a “majority” of the outstanding shares of the fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares.

If the Reorganization is not approved, Diversified Bond will continue to operate as a sub-trust of RIC, and the Trustees will consider what further action, if any, is in the best interests of Diversified Bond and its Shareholders, including the possible liquidation of Diversified Bond.

In a separate document not included herewith, Shareholders of certain RIC funds, including Diversified Bond, are being asked to vote on an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any sub-trust without the specific approval of the Shareholders of such sub-trust.

IF YOU RETURN A SIGNED PROXY CARD WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE REORGANIZATION.

Tax consequences

Completion of the Reorganization is subject to the receipt of a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss will be recognized for federal income tax purposes by Diversified Bond or its Shareholders. There is additional information about the federal income tax consequences of the Reorganization under “Information About the Plan of Reorganization—Tax Considerations.”

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Investment Objectives and Strategies of the Funds

The investment objectives of the Funds are identical. Each Fund seeks to provide current income and the preservation of capital. Diversified Bond’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Fixed Income’s investment objective is fundamental and may not be changed by the Board of Trustees without shareholder approval.

The principal investment strategies of the Funds are identical. Each Fund’s principal investment strategies are as follows:

The Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple Money Managers, each with its own investment style. Fund assets not allocated to Money Managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a Money Manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The fundamental investment restrictions of the Funds are identical. See “Comparison of Investment Policies and Risks of Investing in the Funds” in this Prospectus/Proxy Statement.

Management of the Funds

The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with RIMCo and the Money Managers. RIC’s officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The Funds’ investment advisor is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo is a wholly owned subsidiary of Frank Russell Company (“Russell”), which provides comprehensive asset management consulting services to institutional pools of investment assets. RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds. RIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties such as the Money Managers and custodian. RIMCo also develops the investment programs for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers’ investment programs and results, and may exercise investment discretion over assets invested in the Funds’ Liquidity Portfolio. RIMCo also acts as RIC’s transfer agent and dividend disbursing agent. RIMCo, as agent for RIC, pays the Money Managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Michael R. Ruff is the RIMCo employee who manages the Funds, oversees the Money Managers of the Funds and has primary responsibility for the management of the Funds (the “RIMCo Manager”). Mr. Ruff has been a portfolio manager since November 2002.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

Each Fund conducts its business through a number of service providers who act on its behalf. Each of the Fund’s money managers makes all investment decisions for the portion of the Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank and Trust Company, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo, as the Funds’ advisor, may change the allocation of a Fund’s assets among money managers at any time. The Funds received an exemptive order from the SEC that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board, without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money manager’s investment style, process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager,

RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

As of the date of this Proxy Statement, the Money Managers for Diversified Bond are:

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

It is expected that one or more of these managers may be terminated prior to the date of the Shareholder Meeting as assets of Diversified Bond are expected to continue to decline.

As of the date of this Proxy Statement, the Money Managers for Fixed Income are:

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

The investment styles employed by the Money Managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple Money Managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment.

At the Effective Time (as defined below) of the Reorganization, it is expected that Fixed Income’s Money Managers will be the same as they are as of the date of this Proxy Statement.

As noted above, a Fund, including Diversified Bond and Fixed Income, may engage new Money Managers or terminate any of these Money Managers at any time subject to the approval of the Board without a shareholder vote. Therefore, the Money Managers of the Funds at the Effective Time of the Reorganization may be different than those listed above. A complete list of current money managers for the Funds can also be found at www.Russell.com.

Investment Advisory Fees

Under its Advisory Agreement with RIC, RIMCo receives an advisory fee from each Fund for RIMCo’s advisory services provided to that Fund. From its advisory fee, RIMCo, as RIC’s agent, pays the Money Managers for their investment selection services. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. The annual rate of advisory fees payable by each of Diversified Bond Fund and Fixed Income monthly on a pro rata basis is .40% and .25%, respectively, of the Fund’s average daily net assets. For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during this period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds is available in the Funds’ semi-annual report to shareholders covering the period ended April 30, 2007, which may be obtained at no charge by contacting the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

800-787-7354

Fax: 253-591-3495

The Funds’ annual report and semi-annual report are also available, free of charge, on the Funds’ Web site at www.russell.com.

Fees and Expenses

The Funds, like all mutual funds, incur certain expenses in their operations and Shareholders indirectly bear these expenses. These expenses include advisory fees as well as the costs of maintaining accounts, administration and other activities. The following tables (a) compare the fees and expenses that you may pay for each class of Diversified Bond and the corresponding class of Fixed Income and (b) show the estimated fees and expenses that you may pay for each class of Fixed Income on a pro forma basis as of that date after giving effect to the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees*	Exchange Fees
Diversified Bond	None	None	None	None	None

Fixed Income	None	None	None	None	None

Fixed Income after the Reorganization	None	None	None	None	None

*	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Purchases, Redemptions and Exchanges.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees**	Other Expenses***	Acquired Fund Fees and Expenses***	Total Annual Fund Operating Expenses***	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses***
Diversified Bond*
Class C	.40%	.75%	.59%	.01%	1.75%	.00%	1.75%
Class E	.40%	.00%	.59%	.01%	1.00%	.00%	1.00%
Class S	.40%	.00%	.34%	.01%	.75%	.00%	.75%

Fixed Income*
Class E	.25%	.00%	.42%	.01%	.68%	(.02)%	.66%

Fixed Income pro forma for Reorganization*
Class C	.25%	.75%	.61%	.01%	1.62%	(.02)%	1.60%
Class E	.25%	.00%	.41%	.01%	.67%	(.02)%	.65%
Class S	.25%	.00%	.29%	.01%	.55%	(.02)%	.53%

*	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares, and an administrative fee of 0.05% of average daily net assets for Class C, Class E and Class S Shares.
**	Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class C Shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class C Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.
***	Funds of Funds Re-allocation. Certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in certain other RIC Funds. The Russell Funds of Funds investment allocations to the underlying funds in which they invest are reviewed and may be changed periodically by RIMCo in pursuing the investment objectives of the Russell Funds of Funds. Effective March 1, 2007, the Russell Funds of Funds changed their allocations to underlying Funds in which they invest. The Russell Funds of Funds no longer allocate any assets to the Diversified Bond Fund. These re-allocations resulted in a substantial decrease in the assets under management of the Diversified Bond Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for Diversified Bond have been restated higher to reflect the impact of lower assets under management.

Acquired Fund Fees and Expenses. In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves for all Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Funds have been restated to reflect the Fund’s proportionate share of the money market funds’ operating expenses. The Funds’ proportionate share of the money market funds’ operating expenses are reflected under “Acquired Fund Fees and Expenses.”

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment advisor, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
##	For Fixed Income, RIMCo has contractually agreed to waive 0.02% of its administrative fees.

For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current fee waiver contractually agreed to by RIMCo through February 29, 2008. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Fund
Class C	$178	$552	$950	$2063
Class E	$102	$318	$552	$1224
Class S	$77	$240	$417	$930

Fixed Income
Class E	$67	$210	$367	$822

Fixed Income pro forma for Reorganization
Class C	$163	$505	$871	$1,901
Class E	$66	$207	$361	$808
Class S	$54	$170	$297	$665

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of Class S Shares of Diversified Bond and Class E Shares of Fixed Income varies from year to year over a 10-year period. The return for other Classes of Shares offered by the Funds (both before and after tax) may be lower than the returns shown in the bar chart, depending on the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar charts for the Funds’ Class S and E Shares, as applicable, are set forth below in the bar charts.

Diversified Bond Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:	4.65% (3Q/01)

Worst Quarter:	(2.28)% (2Q/04)

Fixed Income I Fund

Annual Total Returns

(for the years ended December 31)

Class E

Best Quarter:	4.49% (3Q/01)

Worst Quarter:	-2.32% (2Q/04)

The Funds’ average annual returns for 1, 5 and 10 years are presented below for each class of the Funds’ shares and are compared with the returns of an index that measures broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results. A more detailed description of how returns are calculated can be found in the Funds’ Statement of Additional Information in the section entitled “Yield and Total Return Quotations.”

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Diversified Bond Fund
Return Before Taxes, Class C*	2.85%	3.51%	4.79%
Return Before Taxes, Class E**	3.61%	4.28%	5.42%
Return Before Taxes, Class S	3.88%	4.54%	5.74%
Return After Taxes on Distributions, Class S	2.24%	2.92%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.50%	2.94%	3.61%

Fixed Income I Fund
Return Before Taxes, Class E***	3.92%	4.58%	5.81%
Return After Taxes on Distributions, Class E***	2.29%	2.82%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class E***	2.52%	2.93%	3.65%

Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from January 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

**	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that dates. The returns shown have not been increased to reflect the elimination of those fees.
***	The Fund first issued Class E Shares on May 14, 1999. The returns shown prior to that date are those of the Fund’s Class I Shares and therefore do not reflect the deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

For additional information about the Fixed Income’s performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Management’s Discussion and Analysis attached as Exhibit C.

Distribution of the Funds

Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Purchases, Redemptions and Exchanges

For Shares of Diversified Bond, there is no required minimum investment. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For Fixed Income Class E Shares, there is currently a $100,000 minimum initial investment for each account. After the Reorganization has been completed, Fixed Income Class E Shares will have no minimum initial investment. There will be no required minimum investment for Classes C and S of Fixed Income.

Through your Financial Intermediary you may exchange Shares you own in one RIC Fund for Shares of any other RIC Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a RIC Fund may only be exchanged for shares of a RIC Fund under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request) at the next net asset value per share calculated after a Fund receives the exchange request in good order.

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

Frequent Purchases and Redemptions

A detailed description of the Funds’ policies with respect to frequent trading of Fund shares is available in the “Frequent Trading Policies and Limitations on Trading Activity” section of the Funds’ Prospectus, which is attached as Exhibit B.

Taxes

A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds’ shares is available in the “Taxes” section of the Funds’ Prospectus, which is attached as Exhibit B.

How Net Asset Value is Determined

A detailed description of the Funds’ methods for calculating net asset value per share is available in the “How Net Asset Value is Determined” section of the Funds’ Prospectus, which is attached as Exhibit B.

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Fund
Monthly	Early in the following month	Diversified Bond

Quarterly	April, July, October and December	Fixed Income

After the Reorganization, the Board intends to continue to declare dividends from net investment income, if any, for Fixed Income, on a quarterly basis.

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Risk Factors and the Investment Policies

Because of the comparability of the investment objectives and investment restrictions and the substantially similar nature of the investment policies of the Funds, the investment risks associated with an investment in Fixed Income are very similar to those of Diversified Bond. See “Comparison of Investment Policies and Risks of Investing in the Funds” below and the “Risks” section of the attached prospectus.

Financial Highlights

The financial highlights tables of Fixed Income are intended to help you understand Fixed Income’s financial performance for at least the last 60 months. Certain information reflects results for a single Fund share. The total returns in the table represent how much your investment in the Fixed Income would have increased (or decreased) during each period assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Fixed Income’s financial statements, is included in Fixed Income’s annual report, which is incorporated by reference.

Fixed Income I Fund - Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.88	$22.12	$22.15	$22.32

Income From Operations
Net investment income (loss) (a)	0.92	0.74	0.63	0.72	0.90
Net realized and unrealized gain (loss)	0.04	(0.61)	0.48	0.36	0.17

Total income from operations	0.96	0.13	1.11	1.08	1.07

Distributions
From net investment income	(0.89)	(0.73)	(0.69)	(0.67)	(0.97)
From net realized gain	—	(0.53)	(0.66)	(0.44)	(0.27)

Total distributions	(0.89)	(1.26)	(1.35)	(1.11)	(1.24)

Net Asset Value, End of Period	$20.82	$20.75	$21.88	$22.12	$22.15

Total Return (%)	4.79	0.60	5.22	5.01	5.10
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,504	$29,632	$27,515	$27,009	$27,576
Ratios to average net assets (%):
Operating expenses, net (b)	0.64	0.65	0.65	0.67	0.64
Operating expenses, gross	0.67	0.68	0.66	0.67	0.66
Net investment income (loss) (b)	4.45	3.49	2.88	3.25	4.17

Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

REASONS FOR THE REORGANIZATION

Board Considerations

The Trustees, including all of the Trustees who are not “interested persons” of RIC, have unanimously determined that the Reorganization would be in the best interests of the Shareholders of Diversified Bond and Fixed Income and that the interests of the Shareholders of each of the Funds would not be diluted as a result of the Reorganization. At a meeting held on May 22, 2007, RIMCo informed the Trustees that Diversified Bond Fund and Fixed Income had assets of $401,808,182 and $1,347,975,364, respectively, at April 30, 2007, and that the relatively small and declining size of Diversified Bond will impair efforts to manage the Funds efficiently and to achieve a competitive expense ratio.

RIMCo expressed its belief that Diversified Bond is unlikely to achieve sufficient asset growth in the near future to assure its viability and that operating Diversified Bond as a stand-alone fund is no longer in the best interests of Diversified Bond’s Shareholders. Conversely, RIMCo believes that Fixed Income, with the addition of Diversified Bond’s assets, is likely to be viable and maintain its assets. Consequently, RIMCo presented a proposal to effect the Reorganization to the Trustees. In support of its proposal, RIMCo expressed its belief that Shareholders in each of the Funds would benefit from the Reorganization because Fixed Income would then have a larger asset base to invest, which should provide greater opportunities for diversifying investments and realizing economies of scale.

Based on current restated expense estimates for the fiscal year ending October 31, 2006, the Shareholders of Diversified Bond would pay between 0.15% and 0.35% less in net annual fund operating expenses as a result of the Reorganization. RIMCo also noted that Diversified Bond currently is invested in a significant percentage of securities that would be eligible for investment by Fixed Income, although there can be no assurance as to whether and to what extent Fixed Income will invest in such securities in the future. In addition, RIMCo expects that the Reorganization will result in lower operating expenses than those currently borne by Diversified Bond on a stand-alone basis, although there can be no assurance that operational savings will be realized.

In determining whether to approve the Reorganization and to recommend their approval to Shareholders of Diversified Bond, the Trustees, including the independent Trustees, considered the potential impact of the Reorganization on those Funds’ Shareholders and a variety of related factors, including, among others, (1) RIMCo’s advice that the Fund is not viable due to its small asset base and that the Fund is not expected to attract additional assets; (2) the expense involved in operating Diversified Bond as a stand-alone fund; (3) the compatibility of the investment objectives, policies and restrictions of the Funds; (4) the terms and conditions of the Plan of Reorganization, including provisions intended to avoid any dilution of Shareholder interests; (5) the fact the Diversified Bond Fund will pay all costs associated with the solicitation of proxies (however, since Diversified Bond is expected to operate above its stated expense cap, RIMCo would ultimately bear a portion of the costs of the proxy); (6) the brokerage costs that will be incurred by the Funds as a result of the Reorganization; (7) the fact that the Reorganization is intended to qualify as a tax-free Reorganization under federal tax laws; (8) the fact that the pro forma gross operating expenses of Fixed Income are estimated to be lower than the current gross operating expenses of Diversified Bond; (9) expense waiver and reimbursement obligations with respect to Diversified Bond will continue in effect until at least February 29, 2008 but are terminable by RIMCo on such date and annually thereafter; and (10) possible alternatives to the Reorganization.

The Board, including a majority of the Trustees who are not interested persons of RIC, unanimously concluded that the Reorganization is in the best interests of the Shareholders of each of the Funds and that no dilution of value would result to the Shareholders of any of the Funds from the Reorganization. Consequently, the Board approved the Plan and recommended that Shareholders of Diversified Bond vote to approve the Reorganization.

Costs of the Shareholder Meeting and Reorganization

During the course of its deliberations, the Board determined that Diversified Bond would bear all expenses with respect to the Shareholder Meeting and Reorganization regardless of whether the Reorganization is approved by Shareholders. However, since Diversified Bond is currently operating above its stated expense cap, it is expected that RIMCo will bear the costs of the Reorganization.

Effects of the Reorganization

In reaching the decision to recommend that Shareholders of Diversified Bond vote to approve the Reorganization, the Trustees concluded that the Reorganization is in the best interests of the shareholders of Diversified Bond and that no material dilution would result to the Shareholders of Diversified Bond from the Reorganization or as a result of the Fund bearing all of the expenses with respect to the Reorganization.

The Trustees also determined that the Reorganization was in the best interests of the shareholders of Fixed Income and that no dilution would result to the current shareholders of Fixed Income as a result of the Reorganization.

If the Plan is not approved by the Shareholders at the meeting, Diversified Bond will continue as a separate sub-trust of RIC. In that event, the Board would determine what additional actions, if any, it would recommend to the Shareholders of Diversified Bond, including possible liquidation of Diversified Bond.

INFORMATION ABOUT THE PLAN OF REORGANIZATION

The following is a summary of the Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as Exhibit A.

If the Shareholders approve the Plan, it is expected that the Reorganization will be consummated shortly after the various conditions to the obligations of each of the parties are satisfied (see “Conditions Precedent to Closing”). Consummation of the Reorganization (the “Effective Time of the Reorganization”) is expected to occur on or about October 22, 2007 at 8:00 a.m. Eastern Time, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the NYSE on October 19, 2007. The Plan may be terminated at any time before or after its approval by Shareholders by action of the Board.

The Plan provides that all of the assets of Diversified Bond will be transferred to Fixed Income, which will assume all of Diversified Bond’s liabilities. Diversified Bond Class C, E and S Shareholders will receive a number of Class C, E and S Shares, respectively, of Fixed Income with the same aggregate net asset value as the Class C, E and S Shares of Diversified Bond held at the Effective Time, as defined in the Plan, of the Reorganization. In addition to the Class C, E and S Shares, each Diversified Bond Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, Shareholders of Diversified Bond will be shareholders of Fixed Income. The Diversified Bond’s Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of shares of Fixed Income.

The Plan provides that Diversified Bond will declare a dividend and/or capital gain distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of Diversified Bond all of their investment company taxable income and net capital gain, if any, realized by Diversified Bond up to and including the Effective Time of the Reorganization. Dividends and capital gain distributions generally will be taxable to shareholders who are subject to federal income taxation.

Conditions Precedent to Consummation of the Reorganization

The Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Prospectus/Proxy Statement by the Shareholders of Diversified Bond; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties’ performance in all material respects of their agreements and undertakings in the Plan.

Tax Considerations

It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. Fixed Income and Diversified Bond will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes:

(1) the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of Fixed Income solely in exchange for their voting shares of Diversified Bond pursuant to the Reorganization;

(3) Diversified Bond will not recognize gain or loss on the transfer of all of its assets to Fixed Income solely in exchange for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s Liabilities pursuant to the Reorganization;

(4) Diversified Bond will not recognize gain or loss on its distribution of the voting shares of Fixed Income to its Shareholders pursuant to the liquidation of Diversified Bond;

(5) Fixed Income will not recognize gain or loss on its acquisition of all of the assets of Diversified Bond solely in exchange for voting shares of Fixed Income and the assumption by Fixed Income of Diversified Bond’s liabilities;

(6) the aggregate tax basis of the voting shares of Fixed Income received by each of Diversified Bond’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of Diversified Bond surrendered in exchange therefor;

(7) the holding period of the voting shares of Fixed Income received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of Diversified Bond exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) Fixed Income’s basis in the assets of Diversified Bond received pursuant to the Reorganization will equal Diversified Bond’s basis in the assets immediately before the Reorganization; and

(9) Fixed Income’s holding period in Diversified Bond’s assets received pursuant to the Reorganization will include the period during which Diversified Bond held the assets.

No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (a) by Diversified Bond in connection with the transfer from Diversified Bond to Fixed Income of any Section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (b) by Diversified Bond or Fixed Income in connection with any disposition of assets by Diversified Bond or Fixed Income prior to or following the Reorganization.

Shareholders of Diversified Bond should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As of October 31, 2006, Diversified Bond Fund had a net capital loss carry forward of approximately $21,743,901; net capital gains for the current taxable year through April 30, 2007 of $11,351,447 excluding year-end tax adjustment considerations; and net unrealized built-in capital gains through April 30, 2007 of $1,450,095. If the merger is carried out, the net capital loss carry forward, if any, for the five-year period beginning on the date of the merger and the net unrealized built-in losses, if any, of Diversified Bond as of the date of the merger that would otherwise be available for use by Diversified Bond for each taxable year ending after the Closing Date will be limited under the Code. As a result of this limitation, it is possible that the Fixed Income I Fund will not be able to use the loss as rapidly as Diversified Bond might have been able to, and part or all of the loss may not be usable by the Fixed Income I Fund at all. If either Fund that is a party to the merger has a net unrealized gain, any built-in gain recognized during the five-year period beginning on the date of the merger may not be offset by pre-acquisition losses of the other Fund. At October 31, 2006, the following capital loss carry forwards for Diversified Bond will expire as follows:

Capital Loss Carry Forwards Expire	Diversified Bond
10/31/2013	$4,923,732
10/31/2014	$16,820,169

Total capital loss carry forwards	$21,743,901

Description of the Shares of Fixed Income

RIC issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trusts is a separate trust under Massachusetts law, and the sub-trusts’ shares may be offered in multiple classes. As of the date of this Prospectus/Proxy Statement, Fixed Income offers Class E, Y and I Shares. Shares of each class of a sub-trust, including Fixed Income’s Class E, Y and I Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust. Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

As a result of the Reorganization, new Class C and Class S Shares would be created in Fixed Income. Class C, E and S Shares of Fixed Income will be issued to Class C, E and S Shareholders, respectively, of Diversified Bond in accordance with the procedures under the Plan as described above. Each Fixed Income share issued will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, have no preemptive or conversion rights and be transferable upon the books of Fixed Income. In accordance with Fixed Income’s normal procedures as specified in its prospectuses, Fixed Income will not issue certificates for shares of beneficial interest to former Shareholders of Diversified Bond. As of the Effective Time of the Reorganization, any and all certificates representing shares of Diversified Bond shall be deemed to represent an interest of the Shareholder in the Class C, E or S Shares, as applicable, of Fixed Income issued to the Shareholder in the Reorganization. If a certificate for Class C, E or S Shares of Diversified Bond is outstanding, a new certificate for Class C, E or S Shares, as applicable, of Fixed Income issued in the Reorganization will not be issued.

As shareholders of Fixed Income, former Shareholders of Diversified Bond will generally have the same voting rights and rights upon dissolution with respect to Fixed Income as they currently have with respect to Diversified Bond. However, in a separate document not included herewith, Shareholders of certain RIC funds, including Diversified Bond and Fixed Income, are being asked to vote on an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any sub-trust without the specific approval of the Shareholders of such sub-trust.

The terms of RIC’s Amended and Restated Master Trust Agreement do not confer upon Shareholders of Diversified Bond any appraisal rights. However, after the Effective Time of the Reorganization, such Shareholders may redeem their shares in Fixed Income at net asset value or exchange their Fixed Income shares into shares of certain other sub-trusts of RIC as described in the attached prospectus.

RIC is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended and Restated Master Trust Agreement of RIC contains an express disclaimer of shareholder liability for acts or obligations of RIC and provides for indemnification and reimbursement of expenses out of RIC’s property for any shareholder held personally liable for the obligations of RIC. The Amended and Restated Master Trust Agreement also provides that RIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of RIC, the shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is also limited to circumstances in which both inadequate insurance exists and RIC itself is unable to meet its obligations.

Under Massachusetts law, RIC is not required to hold Shareholder annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment objectives or restrictions, approving a new investment advisory agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. Diversified Bond is holding the Special Meeting because of the Proposal described herein to be presented for Shareholders’ consideration and approval.

Disclosure of Portfolio Holdings

A detailed description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the “Disclosure of Portfolio Holdings” section of the Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference. Disclosure of the Funds’ complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of the Funds’ top ten portfolio holdings as of the last day of each month will be available on the Funds’ website no later than 15 calendar days after the end of such month.

Capitalization

The following tables set forth, as of April 30, 2007 the capitalization of Fixed Income, Diversified Bond Fund, and the pro forma capitalization of Fixed Income as adjusted to give effect to the Diversified Bond Reorganization. The capitalization of Fixed Income is likely to be different when the Reorganization is consummated.

Fixed Income Pro Forma for

Diversified Bond Reorganization

(unaudited)

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Net Asset Value, offering and redemption price per share:
Class C:
Net asset value per share (c)		$23.76	n/a	$20.84
Net assets		$50,717,451	n/a	$50,717,451
Shares outstanding ($.01 par value) (a)(b)		2,134,607	299,052	2,433,659	(d)
Class E:
Net asset value per share (c)	$20.84	$23.84	n/a	$20.84
Net assets	$32,762,253	$17,747,053	n/a	$50,509,306
Shares outstanding ($.01 par value) (a)(b)	1,572,413	744,489	107,097	2,423,999
Class I:
Net asset value per share (c)	$20.83		n/a	$20.83
Net assets	$752,395,502		n/a	$752,395,502
Shares outstanding ($.01 par value)	36,121,470		n/a	36,121,470
Class S:
Net asset value per share (c)		$23.19	n/a	$20.83	(e)
Net assets		$333,343,678	n/a	$333,343,678
Shares outstanding ($.01 par value) (a)(b)		14,376,351	1,626,706	16,003,057
Class Y:
Net asset value per share (c)	$20.84		n/a	$20.84
Net assets	$562,817,609		n/a	$562,817,609
Shares outstanding ($.01 par value)	27,008,346		n/a	27,008,346

(a)	Pro Forma shares outstanding have been adjusted to reflect the impact of the lower Net Asset Value per share of the Fixed Income I Fund.
(b)	The Diversified Bond Class E Shares will be combined with the Fixed Income I Class E Shares and new Class C and Class S Shares will be issued by Fixed Income.
(c)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(d)	Shares of Fixed Income I Class C will be issued at the Net Asset Value per share price of the Fixed Income I Class E shares.
(e)	Shares of Fixed Income I Class S will be issued at the Net Asset Value per share price of the Fixed Income I Class I shares.

COMPARISON OF INVESTMENT POLICIES AND RISKS

OF INVESTING IN THE FUNDS

Investment Objectives and Strategies.

The investment objectives of the Funds are identical: to provide current income and the preservation of capital. The investment strategies of each Fund are described below.

For Diversified Bond: Diversified Bond invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

For Fixed Income: Fixed Income invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

For a complete description of the Funds’ investment strategies and restrictions, please refer to the Funds’ prospectus, dated March 1, 2007 as supplemented May 24, 2007, which is attached to this Prospectus/Proxy Statement as Exhibit B.

Risk Factors. The investment risks of the Funds are similar. The principal risks of investing in the Funds are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Funds invest in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Funds’ foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Funds buy a derivative, the hedge may not be effective. The investment styles employed by the Funds’ managers may not be complementary, and the use of a multi-manager approach could result in the Funds holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

These and other risks are further described in the “Risks” section of the Funds’ prospectus, which is attached as Exhibit B to this Prospectus/Proxy Statement, and in Fixed Income’s Statement of Additional Information, dated March 1, 2007, as supplemented May 24, 2007, which is available upon request.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF

TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF

THE REORGANIZATION AS DESCRIBED IN THE PROPOSAL.

ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON

A TIMELY BASIS WILL BE SO VOTED.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

This Prospectus/Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of RIC to be held at the offices of RIC at 909 A Street, Tacoma, Washington 98402, on October 3, 2007, at 10:00 a.m., local time, and any or all adjournments thereof. This Prospectus/Proxy Statement is first being mailed to Shareholders on or about July 26, 2007. You may revoke your proxy at any time before it is exercised by signing and forwarding to RIC a later-dated proxy card, or by attending the Special Meeting and casting your votes in person.

RIC requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. RIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by Diversified Bond. However, since Diversified Bond is currently operating above its stated expense cap, it is expected that RIMCo will bear the costs of the reorganization. RIC has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for an estimated fee, including out-of-pocket expenses, of $31,000.

Record Date

Shareholders of record at the close of business on the Record Date, July 9, 2007, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

As of June 15, 2007 there were the following number of shares of beneficial interest outstanding of Diversified Bond:

Diversified Bond	Number of Shares Outstanding
Class C
Class E
Class S

Quorum, Voting and Adjournment

The Amended and Restated Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by Diversified Bond.

Abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted, and will not be voted for or against any adjournment. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. Accordingly, Shareholders are urged to forward their voting instructions promptly.

Beneficial Owners

As of May 7, 2007, the officers and Trustees, including the nominees, of RIC as a group beneficially owned less than 1% of the shares of each class of Diversified Bond outstanding on such date. As of June 15, 2007, to the best of RIC’s knowledge, no person owned beneficially more than 5% of any class of Diversified Bond, except for the following:

[INSERT ANY 5% BENEFICIAL OWNERS]

Shareholder Proposals

RIC is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to RIC’s offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. An opportunity will be provided at the Special Meeting for Shareholders present in person to present a motion to the Special Meeting. Should any properly presented motion or any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of RIC.

Annual and Semi-Annual Reports

The Funds’ most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2006, and Semi-Annual Report for the period ended April 30, 2007, have been previously mailed to Shareholders, and are available free of charge. If you have not received an Annual Report for Diversified Bond or Fixed Income, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact RIC by mailing a request to Russell Investment Company, 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

INFORMATION ABOUT RIC AND THE FUNDS

Information about RIC and the Funds is incorporated herein by reference from the current Prospectus dated March 1, 2007 as supplemented May 24, 2007, which is attached to this Prospectus/Proxy Statement (Exhibit B) and Annual Report dated October 31, 2006. Additional information about the Funds is included in RIC’s Statement of Additional Information, dated March 1, 2007 as supplemented May 24, 2007, the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated July [ ], 2007 and the Semi-Annual Report dated April 30, 2007 which has previously been mailed to Shareholders, copies of which may be obtained without charge by writing or calling RIC at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement.

Reports and other information filed by the Funds may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

RIC is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of RIC’s annual financial statements for the fiscal years ended October 31, 2005 and 2006 were $933,179 and $1,069,000, respectively.

Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services rendered that are reasonably related to the audit of RIC’s annual financial statements but not reported under “Audit-Fees” above for the fiscal years ended October 31, 2005 and 2006 were $94,530 and $110,799, respectively.

Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2005 and 2006 were $613,073 and $615,975, respectively.

All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2005 and 2006 were $16,250 and $17,500, respectively.

The Audit Committee has considered whether the services described above are compatible with PwC’s independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to RIMCo, or an affiliate thereof that provides ongoing services to RIC, is compatible with maintaining PwC’s independence. The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to RIC by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for the fiscal year ended October 31, 2006 and has also given its general pre-approval (“general pre-approval”) for up to a year in advance for the provision by PwC of particular categories or types of audit-related, tax and permitted non-audit services (including permitted non-audit services to RIC, RIMCo and any entity controlling, controlled by, or under common control with RIMCo that provides ongoing services to RIC), subject to specific budgets. Services which have not received general pre-approval or which exceed their budgets must receive specific approval of the Audit Committee (“specific approval”). In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, the policy provides that the Audit Committee may delegate general or specific pre-approval authority to one or more of its members, and that any such pre-approvals will then be communicated for informational purposes only to the full Audit Committee at its next scheduled meeting. To date, no such delegation of authority has been made by the Audit Committee.

Pre-approval has not been waived in respect of services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to RIC and to RIMCo, or an affiliate thereof that provides ongoing services to RIC, for the fiscal years ended October 31, 2005 and 2006 were $77,450 and $61,500, respectively.

Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

EXHIBITS TO COMBINED

PROSPECTUS / PROXY STATEMENT

EXHIBIT INDEX

Form of Agreement and Plan of Reorganization by Russell Investment Company (“RIC”), for Diversified Bond Fund and Fixed Income I Fund	A

RIC Prospectus relating to Fixed Income and Diversified Bond Funds	B

Management Discussion and Analysis of Fixed Income I Fund	C

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of May, 2007 by RUSSELL INVESTMENT COMPANY (the “Trust”), a Massachusetts business trust, on behalf of the Fixed Income I Fund (the “Acquiring Fund”), and the Trust on behalf of the Diversified Bond Fund (the “Target Fund” and together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), each a separate series of the Trust. The principal place of business of the Trust is 909 A Street, Tacoma, Washington 98402.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($0.01 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

(1) Transfer of Assets of the Target Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of All Target Fund Liabilities and the Liquidation of The Target Fund

1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all or substantially all of the Target Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class C, Class E and Class S Acquiring Fund Shares determined by dividing the value of the Target Fund’s assets net of any liabilities of the Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Target Fund. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Target Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of Assets provided for in section 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record (the “Target Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class C, Class E and Class S Acquiring Fund Shares to be so credited to the Class C, Class E and Class S shareholders of Target Fund, shall be equal to the aggregate net asset value of the applicable Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.8. All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

(2) Valuation

2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Amended and Restated Master Trust Agreement as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Target Fund.

2.2. The net asset value of a Class C, Class E and Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of Class C, Class E and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class C, Class E or Class S, as applicable, of the Target Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent accountants upon the reasonable request of the other Fund.

(3) Closing and Closing Date

3.1. The Closing of the transactions contemplated by this Agreement shall be October 22, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust, 909 A Street, Tacoma, Washington 98402, or at such other place and time as the parties may agree.

3.2. The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3. State Street Bank and Trust Company (“State Street”), custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Russell Investment Management Company (“RIMCo”), as transfer agent for the Target Fund, on behalf of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class C, Class E and Class S Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class C, Class E or Class S shares of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6. The liabilities of the Target Fund shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Target Fund’s board members.

(4) Representations and Warranties

4.1. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

4.1.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Trust Agreement, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Trust Agreement. The Trust and Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Target Fund;

4.1.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.1.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

4.1.4. Other than with respect to contracts entered into in connection with the portfolio management of the Target Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Amended and Restated Master Trust Agreement or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

4.1.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the fiscal year ended October 31, 2006, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.1.7. Since October 31, 2006, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

4.1.8. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.9. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.10. All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of RIMCo, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

4.1.11. At the Closing Date, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.12. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.1.13. The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.1.14. The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

4.1.15. The proxy statement of the Target Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

4.2.1. The Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Master Trust Agreement, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Target Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Master Trust Agreement. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Trust or

Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

4.2.2. The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

4.2.3. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

4.2.4. The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result in (i) a violation of Massachusetts law or of the Trust’s Amended and Restated Master Trust Agreement, or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

4.2.5. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.6. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2006, have been audited by PwC, independent public accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

4.2.7. Since October 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Target Fund. For purposes of this subsection 4.2.7, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.8. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.9. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

4.2.10. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

4.2.11. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

4.2.12. At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing;

4.2.13. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

4.2.14. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

4.2.15. The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

4.2.16. The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Target Fund for use therein; and

4.2.17. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

(5) Covenants of the Acquiring Fund and the Target Fund

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquiring Fund and the Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund.

5.2. Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

5.3. The Target Fund covenants to call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than October 31, 2007.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Target Fund title to and possession of all Acquiring Fund shares to be transferred to the Target Fund pursuant to this Agreement and assume the liabilities from the Target Fund.

5.11. As soon as reasonably practicable after the Closing, the Target Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in section 8.5.

5.14. At or immediately prior to the Closing, the Target Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

(6) Conditions Precedent to Obligations of the Target Fund. With respect to the Reorganization, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Target Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

6.3. The Target Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

6.3.1. the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

6.3.2. the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

6.3.3. the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

6.3.4. the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Master Trust Agreement or By-Laws; and

6.3.5. to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

6.3.6. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

(7) Conditions Precedent to Obligations of the Acquiring Fund with respect to the Reorganization. The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Target Fund which the Target Fund reasonably believes might result in such litigation.

7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4. The Acquiring Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

7.4.1. the Trust is duly formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

7.4.2. the Target Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust’s registration statement under the 1940 Act;

7.4.3. the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Target Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

7.4.4. the execution and delivery of the Agreement did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Master Trust Agreement, or By-Laws; and

7.4.5. to the knowledge of such counsel, and without any independent investigation, (i) the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Trust, (ii) the Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Target Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made. In rendering such opinion, such counsel may (1) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (2) limit such opinion to applicable federal and state law, and (3) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization. The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund, respectively.

7.5. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

(8) Further Conditions Precedent to Obligations of the Acquiring Fund and the Target Fund. If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s Amended and Restated Master Trust Agreement, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefore were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized (i) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or any stock in a passive foreign investment company (as defined in Section 1297(a) of the Code) or (ii) by the Target Fund or the Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following the Reorganization.

(9) Indemnification

9.1. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(10) Fees and Expenses

10.1. Each of the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. The Target Fund will bear the direct operational expenses with respect to the Reorganization.

(11) Entire Agreement; Survival of Warranties

11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and the Target Fund in sections 9.1 and 9.2 shall survive the Closing.

(12) Termination

12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2008 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

(13) Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Target Fund and any authorized officer of the Acquiring Fund; provided, however, that following each meeting of the Target Fund Shareholders called by the Target Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

(14) Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Fund, 909 A Street, Tacoma, Washington 98402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to the Acquiring Fund, 909 A Street, Tacoma, Washington 98402, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: John V. O’Hanlon, Esq., or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

(15) Headings; Counterparts; Assignment; Limitation of Liability

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Fixed Income I Fund

By:
Secretary	Title:

Attest:	RUSSELL INVESTMENT COMPANY, on behalf of Diversified Bond Fund

By:
Secretary	Title:

EXHIBIT B

RUSSELL INVESTMENT

COMPANY

PROSPECTUS

DIVERSIFIED BOND FUND

Class C, E and S Shares

FIXED INCOME I FUND

Class E and I Shares

March 1, 2007 as Supplemented             , 2007

909 A STREET, TACOMA, WA 98402 ☐ 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

RUSSELL INVESTMENT COMPANY

Supplement dated May 24, 2007 to

PROSPECTUS DATED MARCH 1, 2007

I.	The following information relates to the proposed reorganization of the Diversified Bond Fund into the Fixed Income I Fund and supplements this Prospectus.

In connection with the potential reorganization involving the Diversified Bond Fund, Russell Investment Company will file a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the proxy statement/prospectus in its entirety when it becomes available because it will contain important information regarding the proposal, the persons soliciting proxies in connection with the proposal and the interests of these persons in the proposal and related matters. The proxy statement/prospectus will be mailed to record date shareholders once it is effective. Shareholders may obtain a free copy of the proxy statement/prospectus, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

At a meeting held on May 22, 2007, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Diversified Bond Fund into the Fixed Income I Fund (the “Reorganization”).

The Reorganization can be consummated only if, among other things, it is approved by shareholders of the Diversified Bond Fund. A Special Meeting of the shareholders of the Diversified Bond Fund is expected to be held on or about October 3, 2007 and shareholders will be given the opportunity to vote on the Plan. It is currently anticipated that on or about July 23, 2007, proxy materials regarding the Reorganization will be distributed to shareholders of record as of July 9, 2007. It is expected that effective at the close of business on July 9, 2007, the Diversified Bond Fund will be closed to new shareholders.

The Plan provides that (i) the Diversified Bond Fund would transfer to the Fixed Income I Fund all of its assets in exchange solely for voting shares of the Fixed Income I Fund and the assumption by the Fixed Income I Fund of the Diversified Bond Fund’s liabilities, (ii) such shares of the Fixed Income I Fund would be distributed to shareholders of the Diversified Bond Fund in liquidation of the Diversified Bond Fund and (iii) the Diversified Bond Fund would be subsequently dissolved.

If the Plan is approved by shareholders, shareholders of the Diversified Bond Fund will receive Class C, Class E or Class S shares of the Fixed Income I Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Fund Class C, Class E, or Class S Shares, respectively.

As of April 30, 2007, the Diversified Bond Fund had assets of approximately $402 million. Assets of the Diversified Bond Fund have recently decreased significantly and assets are expected to continue to decline. Therefore, the Diversified Bond Fund is unlikely to achieve sufficient asset growth in the near future to assure its viability. The number of money managers used by the Fund depends, in part, upon the Fund’s asset level. Therefore, as a result of the declining assets, one or more money managers of the Fund may be terminated. However, RIMCo currently anticipates that the Diversified Bond Fund will be able to continue to pursue its investment objective pursuant to the investment strategies described in the Prospectus pending the Reorganization.

Shareholders of the Diversified Bond Fund should benefit from the Reorganization because the Fixed Income I Fund would have a larger asset base which should provide greater opportunities for diversifying investments and realizing economies of scale. After the Reorganization, as shareholders of the Fixed Income I Fund, the current shareholders of the Diversified Bond Fund should bear lower operating expenses than those they currently bear as shareholder of the Diversified Bond Fund. However, there can be no assurance that operational savings will be realized.

If the Reorganization is not approved by shareholders, the Diversified Bond Fund will continue to operate and the Trustees will consider what further action, if any, is in the best interests of the Diversified Bond Fund and its shareholders, including the possible liquidation of the Diversified Bond Fund. The Board has also approved, subject to approval by shareholders, an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any Fund, including the Diversified Bond Fund, without the approval of the shareholders of such Fund.

II.	All Funds: The following language is added to the section entitled “How To Purchase Shares” in this Prospectus:

Except for the Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3)	clients of Financial Intermediaries who are members of Russell Investment Group;

(4)	Russell employee investment programs; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class E, I and S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, I and S Shares available to those categories of investors listed above that qualify for access to Class E, I and S Shares. However, the Funds will not knowingly sell Class E, I or S Shares to any investor not meeting one of the foregoing criteria.

III.	All Funds: The following language is added to the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” in this Prospectus:

The Funds may be unable to compel Financial Intermediaries to apply the steps described in the Funds’ Prospectus in the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” to curtail frequent trading in Fund shares. The Funds reserve the right, in their sole discretion, to allow Financial Intermediaries to apply alternative frequent trading policies and trading restrictions reasonably designed to reduce incentives to engage in frequent trading. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds’ frequent trading policy or an acceptable alternative.

Risk/Return Summary	1

Investment Objective, Principal Investment Strategies and Principal Risks	1

Performance	3

Fees and Expenses	6

Management of the Funds	8

The Money Managers	9

Investment Objective and Investment Strategies	10

Risks	12

Portfolio Turnover	16

Portfolio Disclosure	16

Dividends and Distributions	16

Taxes	17

How Net Asset Value is Determined	17

Choosing a Class of Shares to Buy	18

Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries	19

How to Purchase Shares	20

Exchange Privilege	21

Right to Reject or Restrict Purchase and Exchange Orders	22

How to Redeem Shares	24

Payment of Redemption Proceeds	24

Other Information About Share Transactions	24

Financial Highlights	26

Money Manager Information	32

RISK/RETURN SUMMARY

Investment Objective, Principal Investment Strategies and Principal Risks

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective.

DIVERSIFIED BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Diversified Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Please refer to the “Investment Objective and Investment Strategies” section later in this Prospectus for further details.

Principal Risks

An investment in the Diversified Bond Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

Please refer to the “Risks” section later in this Prospectus for further details.

FIXED INCOME I FUND

Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fixed Income I Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). The Fund will invest principally in securities of “investment grade” quality at the time of purchase.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own investment style. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may also invest in derivatives as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Please refer to the “Investment Objective and Investment Strategies” section later in this Prospectus for further details.

Principal Risks

An investment in the Fixed Income I Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, mortgage backed securities and international securities, employing derivatives, using a multi-manager approach and security selection.

Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default. Corporate debt securities have a higher risk of default than fixed income securities issued or guaranteed by the U.S. government. Mortgage backed securities could incur a prepayment of principal, which may expose the Fund to a lower rate of return upon reinvestment of principal. Since the Fund invests in international securities, its return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country; also, the value of the Fund’s foreign assets may be affected by changes in exchange rates of foreign currencies. Price movements of derivatives may not be identical to price movements of portfolio securities or a securities index resulting in the risk that, when the Fund buys a derivative, the hedge may not be effective. The investment styles employed by the Fund’s managers may not be complementary, and the use of a multi-manager approach could result in the Fund holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

Please refer to the “Risks” section later in this Prospectus for further details.

An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Performance

The following bar charts illustrate the risks of investing in the Funds by showing how the performance of Class S Shares of Diversified Bond Fund and Class I Shares of the Fixed Income I Fund varies from year to year over a 10-year period. The return for other Classes of Shares offered by the Funds (both before and after tax) may be lower than the returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar charts for the Diversified Bond Fund’s Class S Shares and Fixed Income I Fund’s Class I Shares are set forth below the bar charts.

The tables accompanying the bar charts further illustrate the risks of investing in the Funds by showing how each Fund’s average annual returns for 1, 5 and 10 years compare with the returns of certain indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. Index returns do not include fair valuation adjustments which may be included in fund returns. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results. A more detailed description of how returns are calculated can be found in the Funds’ Statement of Additional Information in the section entitled “Yield and Total Return Quotations.”

3

Diversified Bond Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:	4.65%	(3Q/01)
Worst Quarter:	(2.28)%	(2Q/04)

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Return Before Taxes, Class C*	2.85%	3.51%	4.79%
Return Before Taxes, Class E**	3.61%	4.28%	5.42%
Return Before Taxes, Class S	3.88%	4.54%	5.74%
Return After Taxes on Distributions, Class S	2.24%	2.92%	3.62%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.50%	2.94%	3.61%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the returns of the Fund’s Class E Shares from January 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

**	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

To obtain current yield information, please call 1-800-787-7354.

4

Fixed Income I Fund

Annual Total Returns

(for the years ended December 31)

Class I

Best Quarter:	4.49%	(3Q/01)
Worst Quarter:	(2.27)%	(2Q/04)

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Return Before Taxes, Class E*	3.92%	4.58%	5.81%
Return Before Taxes, Class I	4.18%	4.86%	6.02%
Return After Taxes on Distributions, Class I	2.47%	3.00%	3.74%
Return After Taxes on Distributions and Sale of Fund Shares, Class I	2.70%	3.11%	3.77%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%

*	Class E Shares of the Fund commenced operations on May 14, 1999. The returns shown prior to that date are the returns of the Class I Shares of the Fund and therefore do not reflect the deduction of shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.

To obtain current yield information, please call 1-800-787-7354.

5

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)	Redemption Fees**	Exchange Fees
All Funds, all classes	None	None	None	None	None

**	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

	Advisory Fee	Distribution (12b-1) Fees**	Other Expenses***	Acquired Fund Fees and Expenses***	Total Annual Fund Operating Expenses***	Less Fee Waivers and Expense Reimbursements##	Net Annual Fund Operating Expenses***
Class C Shares*
Diversified Bond	0.40%	0.75%	0.59%	0.01%	1.75%	0.00%	1.75%
Class E Shares*
Diversified Bond	0.40%	0.00%	0.59%	0.01%	1.00%	0.00%	1.00%
Class S Shares*
Diversified Bond	0.40%	0.00%	0.34%	0.01%	0.75%	0.00%	0.75%
Class E Shares*
Fixed Income I Fund	0.25%	0.00%	0.42%	0.01%	0.68%	(0.02%)	0.66%
Class I Shares*
Fixed Income I Fund	0.25%	0.00%	0.17%	0.01%	0.43%	(0.02)%	0.41%

*	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C and E Shares and an administrative fee of 0.05% of average daily net assets for Class C, Class E, Class I and Class S Shares.

**	Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class C Shares of the Diversified Bond Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This limitation is imposed at the class level on each Class of Shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of Class C Shares may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

***	Funds of Funds Re-allocation. Certain funds of funds (“Russell Funds of Funds”) also managed by RIMCo invest their assets in certain of the funds. The Russell Funds of Funds investment allocations to the underlying funds in which they invest are reviewed and may be changed periodically by RIMCo in pursuing the investment objectives of the Russell Funds of Funds. Effective March 1, 2007, the Russell Funds of Funds changed their allocations to underlying Funds in which they invest. The Russell Funds of Funds no longer allocate any assets to the Diversified Bond Fund. These re-allocations resulted in a substantial decrease in the assets under management in the Diversified Bond Fund. As a result, “Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Diversified Bond have been restated higher to reflect the impact of lower assets under management for these funds.

Acquired Fund Fees and Expenses. In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves for all Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in RIC’s Money Market Fund are 0.10% (net of fee waivers and reimbursements).

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” for the Funds have been restated to reflect each Fund’s proportionate share of the money market funds’ operating expenses. For the Diversified Bond and the Fixed Income I Funds, the Funds’ proportionate share of the money market funds’ operating expenses are reflected under “Acquired Fund Fees and Expenses.”

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	For the Fixed Income I Fund, RIMCo has contractually agreed to waive 0.02% of its administrative fees.

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For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during the relevant period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current fee waivers contractually agreed to by RIMCo through February 29, 2008. The calculation of costs for the three, five and ten year periods takes such waivers into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C Shares
Diversified Bond Fund	$178	$552	$950	$2,063
Class E Shares
Diversified Bond Fund	102	318	552	1,224
Class S Shares
Diversified Bond Fund	77	240	417	930
Class E Shares
Fixed Income I Fund	67	210	367	822
Class I Shares
Fixed Income I Fund	42	132	230	517

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MANAGEMENT OF THE FUNDS

The Funds’ investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2006, managed over $37.1 billion in 39 mutual fund portfolios. RIMCo was established in 1982 to serve as the investment management arm of Russell.

The Russell Investment Company (“RIC”) funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Funds’ adviser or distributor (“Financial Intermediaries”). Most RIC Funds are designed to provide a means for investors to use Russell Investment Management Company’s (“RIMCo”) and Frank Russell Company’s (“Russell”) “multi-style, multi-manager diversification” investment method and to obtain RIMCo’s and Russell’s money manager research services. On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its name to Russell Investment Management Company.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the U.S. in Fortune’s corporate reputation survey published in 2006.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of money managers. RIMCo utilizes the money manager research and other resources of Russell in providing services to the Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Fund assets, are invested using a “multi-style, multi-manager diversification” technique.

Each Fund conducts its business through a number of service providers who act on their behalf. RIMCo, the Funds’ administrator and investment adviser, performs the Funds’ day to day corporate management and also evaluates and oversees the Funds’ money managers as more fully described below. Each of the Fund’s money managers makes investment decisions for the portion of the Fund assigned to it by RIMCo. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo allocates most of each Fund’s assets to multiple money managers. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ assets. RIMCo, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Funds’ Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the money manager may arrange for execution of portfolio transactions.

Michael R. Ruff is the RIMCo employee who manages the Funds, oversees the Money Managers of the Funds and has primary responsibility for the management of the Funds (the “RIMCo Manager”). Mr. Ruff has been a portfolio manager since November 2002.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Manager’s compensation, other accounts managed by the RIMCo Manager and the RIMCo Manager’s ownership of securities in the Funds.

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In the last fiscal year, the aggregate annual rate of advisory and administrative fees, paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets was: Diversified Bond Fund, 0.45%; Fixed Income I Fund, 0.28%. Of these aggregate amounts 0.05% and 0.03% is attributable to administrative services for the Diversified Bond and Fixed Income I Funds, respectively.

In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its collateral received in securities lending transactions in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the collateral for all Funds is invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the collateral invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements).

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds is available in the Funds’ annual report to shareholders covering the period ended October 31, 2006.

THE MONEY MANAGERS

Each Fund allocates most of its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Funds’ adviser, may change the allocation of a Fund’s assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Funds’ Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

Each money manager has complete discretion to select portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific constraints developed from time to time by RIMCo. RIMCo develops such constraints for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific constraints to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of a Fund without shareholder approval. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective.

DIVERSIFIED BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Diversified Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into options on futures contracts, when issued or forward commitment transactions and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

10

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including certain RIC money market funds. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

FIXED INCOME I FUND

Fundamental Investment Objective

Seeks to provide current income and the preservation of capital.

Principal Investment Strategies

The Fixed Income I Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest. The Fund holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds). A majority of the Fund’s holdings are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, process and performance record as well as the characteristics of the money manager’s typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. However, a portion of the Fund’s assets may be allocated to money managers who focus specifically on security selection rather than sector rotation and interest rate strategies.

The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into options on futures contracts, when issued or forward commitment transactions and a variety of swap agreements as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return.

The Fund will invest principally in securities of “investment grade” quality at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s

11

Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or a Fund’s money manager has determined the securities to be of comparable quality.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.46 years as of December 31, 2006, but may vary up to 25% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e. cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including certain RIC money market funds. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing fixed income securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may invest in other investment companies. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may also invest in emerging markets debt securities.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RISKS

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following section describes the types of risks that each Fund is subject to and lists the Funds most likely to be affected by each risk. Other Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds as a whole. Please refer to the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

Principal Risks

Multi-Manager Approach

(Diversified Bond, Fixed Income I)

The investment styles employed by a Fund’s money managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

12

Security Selection and Market Risk

(Diversified Bond, Fixed Income I)

The securities chosen by RIMCo or a money manager to be in a Fund’s portfolio may decline in value. Security selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies. The use of the select holdings strategy by certain equity Funds will amplify those Funds’ security risk and potential underperformance. Despite the Funds’ strategies to achieve positive investment returns regardless of general market conditions, the values of the Funds’ investments will change with market conditions, and so will the value of any investment in the Funds. Investment in the Funds could be lost or the Funds could underperform other investments.

Fixed-Income Securities

(Diversified Bond, Fixed Income I)

Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

(Diversified Bond, Fixed Income I)

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. Bonds issued by non-U.S. governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•	Mortgage or Asset Backed Securities

(Diversified Bond, Fixed Income I)

Prepayment of principal on mortgage and asset backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. A Fund that purchases mortgage backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage backed securities may exhibit additional volatility. This is known as extension risk.

International Securities

(Diversified Bond, Fixed Income I)

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities.

•	Non-U.S. Debt Securities

(Diversified Bond, Fixed Income I)

A Fund’s non-U.S. debt securities are typically obligations of sovereign governments and corporations. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•	Instruments of U.S. and Foreign Banks and Foreign Corporations

(Diversified Bond, Fixed Income I)

13

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

•	Currency Risk

(Diversified Bond, Fixed Income I)

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

Derivatives (e.g. Futures Contracts, Options on Futures, Forwards and Currency, Credit or Interest Rate Swaps)

(Diversified Bond, Fixed Income I)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the Fund’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives. The Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. The Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

Leveraging Risk

(Diversified Bond, Fixed Income I)

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Non-Principal Risks

Repurchase Agreements

(Diversified Bond, Fixed Income I)

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Exposing Cash Reserves to Appropriate Markets

(Diversified Bond, Fixed Income I)

By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines.

Illiquid Securities

(Diversified Bond, Fixed Income I)

An illiquid security is one without an active secondary market, making it difficult for an owner of the security to sell it. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Emerging Markets Debt

(Diversified Bond, Fixed Income I)

A Fund’s emerging markets debt securities may include obligations of governments and corporations. These securities are particularly subject to a risk of default from political instability. There is also the risk that the emerging markets debt securities will be downgraded in credit rating or go into default.

Securities Lending

(Diversified Bond, Fixed Income I)

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund.

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Municipal Obligations

(Diversified Bond, Fixed Income I)

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

PORTFOLIO TURNOVER

The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds’ money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds’ portfolio turnover rates which may result in higher levels of realized gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. When a Fund realizes capital gains upon selling portfolio securities, your tax liability increases. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Diversified Bond

Quarterly	April, July, October and December	Fixed Income I

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

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Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

The Funds make no representation as to the amount or variability of each Fund’s capital gains distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

When a Fund invests in securities of certain foreign countries, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of the Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The price of Fund Shares is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

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Valuation of Portfolio Securities

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RIMCo. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other mutual funds’ prospectuses.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or dealers (when permitted by the Market Value Procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds’ Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the Fair Value Procedures as the movement by any two of four major U.S. Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all markets closed combined); a company event such as a material business development, dividend declaration, stock split or rights offering; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

The Funds offer more than one class of shares. Each class of shares has different expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

The Diversified Bond Fund offers three Classes of Shares in this Prospectus: Class C Shares, Class E Shares and Class S Shares. The Fixed Income I Fund offers one Classes of Shares in this Prospectus: Class E Shares.

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COMPARING THE FUNDS’ CLASSES

Your Financial Intermediary can help you decide which class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class C Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 1.00% of average daily assets

Class E Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 0.25% of average daily assets

Class I Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	None

Class S Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	None

DISTRIBUTION AND SHAREHOLDER

SERVICES ARRANGEMENTS

AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class C Shares, Class E Shares and Class S Shares of Diversified Bond Fund and Class E Shares and Class I Shares of Fixed Income I Fund.

Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Funds’ Class E Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E shareholders. The shareholder services fees are paid out of the Funds’ Class E Share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

Class S Shares and Class I Shares participate in neither the Funds’ distribution plan nor the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class C Shares of the Diversified Bond Fund pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E Shares of the Funds pursuant to the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

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In addition to the foregoing payments, RIMCo, in its capacity as the Funds’ transfer agent or Adviser, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

RIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the National Association of Securities Dealers relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, RIMCo also offers them a range of complimentary software tools and educational services. RIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

There is currently no required minimum initial investment for the Diversified Bond Fund. However, the Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

Minimum Investment for the Fixed Income I Fund. For each of the Class E and Class I Shares of the Fund, there is a $100,000 minimum initial investment for each account in the Fixed Income I Fund. If the Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement, the Fund reserves the right to close the account. The Fund reserves the right to close any account invested in Class E Shares whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. You may be eligible to purchase Shares if you do not meet the required initial minimum investment. You should consult your Financial Intermediary for details, which are summarized in the Funds’ Statement of Additional Information.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited.

All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e. any difference in the net asset value between the trade date and the settlement date). In the case of insufficient funds checks, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

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Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification numbers and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Offering Dates and Times

Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents are contractually designated by RIMCo to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

Automated Investment Program

If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Systematic Exchange Program

If you invest through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

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RIGHT TO REJECT OR RESTRICT

PURCHASE AND EXCHANGE ORDERS

For the RIC Funds, the Board of Trustees has adopted frequent trading policies which are described below.

The RIC Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason, including transactions representing frequent trading. For example, a Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests. In the event that a Fund rejects an exchange request, the Fund will not process the purchase side of the exchange and will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange. The Funds’ frequent trading policies have been approved by the Funds’ Board of Trustees.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors.

The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

The Funds have principal investment strategies to invest in fixed income securities and are not considered to have the same risks associated with frequent trading as equity funds. However, these Funds or their agents will take the steps described below to curtail any frequent trading activity that is identified:

•

Review the trading history for that account to determine if two round trips have occurred in a 90 day period to establish whether the pattern of trading activity may constitute impermissible frequent trading.

•

If a potential impermissible frequent trading pattern has been identified, the Funds will contact the Financial Intermediary to remind that Financial Intermediary of the Funds’ frequent trading policy and to notify the Financial Intermediary that if the trading pattern continues, the Funds’ will exercise their right to restrict or reject purchase and exchange orders.

•

The Funds will continue to monitor trading activity in the account and if a third round trip is detected, the Funds will again contact the Financial Intermediary to remind that Financial Intermediary of the Funds’ frequent trading policy and to notify the Financial Intermediary that if the trading pattern continues, the Funds’ will exercise their right to restrict or reject purchase and exchange orders.

•

The Funds will continue to monitor trading activity in the account and if another round trip occurs, the Funds will generally exercise their right to restrict or reject all purchase and exchange orders for that Financial Intermediary. However, if the Financial Intermediary does not have the ability to control the trading activity of the shareholder in question due to retirement plan exchange limits, ERISA considerations or Department of Labor regulations or if the termination of the Financial Intermediary’s trading relationship with the Funds may not be in the best interest of the Fund or its shareholders, the Funds will seek the advice of legal counsel regarding how to proceed in this situation and will provide a report to the Board of Trustees regarding the situation and its resolution.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

These trading limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. These trading limits are subject to the Funds’ ability to monitor trading activity as described below. Automated or pre-established exchange, asset allocation and dollar cost averaging long-term investment programs of Financial Intermediaries are not subject to these trading limitations.

The Funds will make best efforts to enforce the policy described above, however there may be limitations on the ability of the Funds to detect and curtail frequent trading practices for a significant percentage of a Fund’s shareholders, depending on the structure of a Fund’s shareholder accounts. In applying the policy on limitations on trading activity, the Funds consider the information available to them at the time and reserve the right to consider trading history in any RIC fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges. This policy will not affect any shareholder’s redemption rights.

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Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. Since the Funds use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.

Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests significantly in small cap equity securities investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds may not be able to identify frequent trading activity in certain circumstances. These circumstances include:

•

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder or curtail their trading practices.

•	The ability of the Funds and their agents to detect and curtail frequent trading activity may also be limited by operation systems and technological limitations.

•

The Funds generally receive purchase, exchange and redemption orders through Financial Intermediaries and cannot always know or reasonably detect frequent trading which may be facilitated by certain Financial Intermediaries.

•

Omnibus account arrangements are common forms of holding Fund Shares, particularly among certain Financial Intermediaries such as brokers and retirement plans. These arrangements permit the Financial Intermediary to aggregate their clients’ transactions and ownership positions into one account with a Fund. Generally, in these circumstances, the identities of individual shareholders are not known to a Fund.

23

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by the Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Systematic Withdrawal Program

If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

24

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

In-Kind Exchange of Securities

RIMCo, in its capacity as each Fund’s investment adviser, may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; not be subject to restrictions on resale; and have a market value, plus any additional monetary investments, equal to at least $100,000.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.

Redemption In-Kind

A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Each Fund reserves the right to pay for any portion of a redemption amount less than $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash, where a shareholder’s pattern of redemptions is, in the opinion of the Fund, an attempt to circumvent the Fund’s redemption in-kind policy. It is possible that an in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly and at a fair price, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

25

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the table represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which are available upon request.

The information in the following tables represents the Financial Highlights for the Diversified Bond Fund’s Class C, Class E and Class S Shares, and the Fixed Income I Fund’s Class E and I Shares, respectively, for the periods shown.

26

Diversified Bond Fund—Class C Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.80	$24.54	$24.49	$24.68	$24.49

Income From Operations
Net investment income (loss)(a)	.81	.58	.41	.48	.74
Net realized and unrealized gain (loss)	.05	(.67)	.58	.38	.23

Total income from operations	.86	(.09)	.99	.86	.97

Distributions
From net investment income	(.76)	(.53)	(.41)	(.49)	(.78)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(.76)	(.65)	(.94)	(1.05)	(.78)

Net Asset Value, End of Period	$23.90	$23.80	$24.54	$24.49	$24.68

Total Return (%)	3.72	(.39)	4.16	3.58	4.11
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$60,670	$53,204	$45,970	$36,159	$26,915
Ratios to average net assets (%):
Operating expenses, net (b)	1.62	1.65	1.66	1.69	1.66
Operating expenses, gross	1.63	1.66	1.66	1.70	1.66
Net investment income (loss)(b)	3.43	2.38	1.71	1.94	3.09
Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.

(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

27

Diversified Bond Fund—Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.87	$24.62	$24.56	$24.74	$24.54

Income From Operations
Net investment income (loss)(a)	.99	.76	.60	.67	.92
Net realized and unrealized gain (loss)	.06	(.68)	.58	.37	.24

Total income from operations	1.05	.08	1.18	1.04	1.16

Distributions
From net investment income	(.94)	(.71)	(.59)	(.66)	(.96)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(.94)	(.83)	(1.12)	(1.22)	(.96)

Net Asset Value, End of Period	$23.98	$23.87	$24.62	$24.56	$24.74

Total Return (%)	4.52	.32	4.97	4.36	4.90
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$55,949	$49,514	$43,724	$34,339	$26,985
Ratios to average net assets (%):
Operating expenses, net (b)	.87	.90	.91	.94	.91
Operating expenses, gross	.88	.91	.91	.94	.91
Net investment income (loss)(b)	4.19	3.12	2.46	2.70	3.85
Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.

(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

28

Diversified Bond Fund—Class S Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.28	$24.04	$24.00	$24.21	$24.03

Income From Operations
Net investment income (loss)(a)	1.03	.80	.64	.71	.97
Net realized and unrealized gain (loss)	.05	(.67)	.58	.36	.23

Total income from operations	1.08	.13	1.22	1.07	1.20

Distributions
From net investment income	(1.00)	(.77)	(.65)	(.72)	(1.02)
From net realized gain	—	(.12)	(.53)	(.56)	—

Total distributions	(1.00)	(.89)	(1.18)	(1.28)	(1.02)

Net Asset Value, End of Period	$23.36	$23.28	$24.04	$24.00	$24.21

Total Return (%)	4.77	.54	5.22	4.63	5.18
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,023,212	$1,570,581	$1,232,576	$977,601	$783,332
Ratios to average net assets (%):
Operating expenses, net (b)	.62	.65	.66	.69	.66
Operating expenses, gross	.63	.66	.66	.69	.66
Net investment income (loss)(b)	4.45	3.38	2.71	2.95	4.11
Portfolio turnover rate (%)	105.80	225.67	140.92	147.44	156.21

(a)	Average month-end shares outstanding were used for this calculation.

(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

29

Fixed Income I Fund—Class E Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.88	$22.12	$22.15	$22.32

Income From Operations
Net investment income (loss)(a)	.92	.74	.63	.72	.90
Net realized and unrealized gain (loss)	.04	(.61)	.48	.36	.17

Total income from operations	.96	.13	1.11	1.08	1.07

Distributions
From net investment income	(.89)	(.73)	(.69)	(.67)	(.97)
From net realized gain	—	(.53)	(.66)	(.44)	(.27)

Total distributions	(.89)	(1.26)	(1.35)	(1.11)	(1.24)

Net Asset Value, End of Period	$20.82	$20.75	$21.88	$22.12	$22.15

Total Return (%)	4.79	.60	5.22	5.01	5.10
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$31,504	$29,632	$27,515	$27,009	$27,576
Ratios to average net assets (%):
Operating expenses, net (b)	.64	.65	.65	.67	.64
Operating expenses, gross	.67	.68	.66	.67	.66
Net investment income (loss)(b)	4.45	3.49	2.88	3.25	4.17
Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.

(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

30

Fixed Income I Fund—Class I Shares

	Fiscal Year Ended October 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.75	$21.87	$22.11	$22.15	$22.32
Income From Operations
Net investment income (loss)(a)	.97	.80	.68	.78	.96
Net realized and unrealized gain (loss)	.05	(.61)	.49	.35	.17

Total income from operations	1.02	.19	1.17	1.13	1.13

Distributions
From net investment income	(.95)	(.78)	(.75)	(.73)	(1.03)
From net realized gain	—	(.53)	(.66)	(.44)	(.27)

Total distributions	(.95)	(1.31)	(1.41)	(1.17)	(1.30)

Net Asset Value, End of Period	$20.82	$20.75	$21.87	$22.11	$22.15

Total Return (%)	5.06	.88	5.52	5.26	5.38
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$829,914	$788,808	$752,229	$639,846	$713,210
Ratios to average net assets (%):
Operating expenses, net (b)	.40	.38	.39	.41	.38
Operating expenses, gross	.42	.40	.40	.41	.38
Net investment income (loss)(b)	4.70	3.76	3.15	3.50	4.42
Portfolio turnover rate (%)	125.38	201.90	153.79	184.29	165.28

(a)	Average month-end shares outstanding were used for this calculation.

(b)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custody credit arrangements.

31

MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company. The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Diversified Bond Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

Fixed Income I Fund

Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, NY 10179.

Lehman Brothers Asset Management LLC, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited, 10 Exchange Square Primrose Street, London, England EC2A 2EN.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

32

The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENT GROUP

The Russell Investment Group has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside the Russell Investment Group.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENT GROUP

The following is a list of the members of the Russell Investment Group to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of the Russell Investment Group, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Fund Distributors, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

Tickers and CUSIPs of the Funds

Class C, E and S Shares:	Class C Shares Ticker	Class C Shares CUSIP	Class E Shares Ticker	Class E Shares CUSIP	Class S Shares Ticker	Class S Shares CUSIP
Diversified Bond Fund	RDBCX	782493415	RDBEX	782493639	RDBSX	782493860

Class E and Class I Shares:	Class E Shares Ticker	Class E Shares CUSIP	Class I Shares Ticker	Class I Shares CUSIP
Fixed Income I Fund	RFAEX	782493183	RFASX	782493407

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-591-3495

The Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the funds. You may also occasionally receive notifications of prospectus changes and proxy statements for the funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Fund’s prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

For a list of the tickers and CUSIPs of the Funds, please see the inside back cover of this prospectus.

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company, and Frank Russell Investment Management Company changed its name to Russell Investment Management Company.

Distributor: Russell Fund Distributors, Inc.
Russell Investment Company’s SEC File No. 811-03153

EXHIBIT C

Russell Investment Company Fixed Income I Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Fixed Income I Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	5.06%
5 Years	4.40	%§
10 Years	6.06	%§

Fixed Income I Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	4.79%
5 Years	4.13	%§
10 Years	5.86	%§

Fixed Income I Fund - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	5.11%
5 Years	4.47	%§
10 Years	6.11	%§

Lehman Brothers Aggregate Bond Index **

Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51	%§
10 Years	6.26	%§

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income I Fund Class I, Class E and Class Y gained 5.06%, 4.79% and 5.11%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western’s corporate overweight helped it have a very modest excess return for the year as well.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Sector Rotation
Lehman Brothers Asset Management, LLC	Enhanced Core
Pacific Investment Management Company, LLC	Fully Discretionary
Western Asset Management Company, Ltd.	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED July [    ], 2007

FIXED INCOME I FUND

(a sub-trust of Russell Investment Company)

to acquire the assets of

DIVERSIFIED BOND FUND

(a sub-trust of Russell Investment Company)

909 A Street

Tacoma, Washington 98402

1-800-787-7354

This Statement of Additional Information relates specifically to the reorganization of Diversified Bond Fund, a series of Russell Investment Company (the “Target Fund”) into Fixed Income I Fund, also a series of Russell Investment Company (the “Acquiring Fund”). Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund.

This Statement of Additional Information consists of this cover page and the following documents, certain of which are incorporated by reference herein as indicated below:

1.	The Statement of Additional Information dated March 1, 2007 as supplemented May 24, 2007 of the Target Fund and the Acquiring Fund, previously filed on EDGAR on May 24, 2007 (SEC File Nos. 2-71299/811-3153).

2.	The audited financial statements of the Target Fund and the Acquiring Fund included in the Institutional Funds and Russell Funds Annual Reports of Russell Investment Company for the fiscal year ended October 31, 2006, previously filed on EDGAR on January 5, 2007.

3.	The unaudited financial statements of the Target Fund and the Acquiring Fund included in the Institutional Funds and Russell Funds Semi-Annual Reports of Russell Investment Company for the six months ended April 30, 2007, previously filed on EDGAR on June , 2007.

4.	The pro forma condensed financial statements and schedules of the Target Fund and the Acquiring Fund required by Rule 11-01 of Regulation S-X are filed herein.

This Statement of Additional Information dated July [    ], 2007 is not a prospectus. A Prospectus/Proxy Statement dated July [    ], 2007 relating to the above-referenced matters may be obtained from the Acquiring Fund or the Target Fund at the addresses and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

Pro Forma Condensed Financial Statements and Notes to the Pro Forma Condensed

Financial Statements

Presented below is a set of pro forma condensed financial statements relating to Fixed Income I Fund pro forma to give effect to the Diversified Bond Reorganization. The pro forma financial statements show you what the Fixed Income financial statements would have looked like had the Reorganization already occurred as of the dates specified in the Notes. For further information regarding the Reorganization please carefully read the Proxy Statement.

Fixed Income I Pro Forma for Diversified Bond Reorganization

Pro Forma Condensed Statement of Assets and Liabilities - October 31, 2006 (Unaudited)

Amounts in thousands (except per share amounts and shares outstanding)

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Investments, at identified cost	$1,900,501	$2,910,458		$4,810,959

Assets
Investments, at market	1,903,413	2,916,732		4,820,145
Other assets	89,987	135,014		225,001

Total Assets	1,993,400	3,051,746		5,045,146

Liabilities
Payable for investments purchased	302,713	461,264		763,977
Payable upon return of securities loaned	275,976	445,812		721,788
Other liabilities	2,910	4,839		7,749

Total Liabilities	581,599	911,915		1,493,514

Net Assets	$1,411,801	$2,139,831		$3,551,632

Net Assets Consist of:
Undistributed net investment income	$5,612	$9,110		$14,722
Accumulated net realized gain (loss)	(19,703)	(24,479)		(44,182)
Unrealized Appreciation (depreciation)	2,580	6,288		8,868
Shares of beneficial interest	678	915		1,593
Additional paid-in capital	1,422,634	2,147,997		3,570,631

Net Assets	$1,411,801	$2,139,831		$3,551,632

Net Asset Value, offering and redemption price per share:
Class C:
Net asset value per share (c)		$23.90	n/a	$20.82
Net assets		$60,670	n/a	$60,670
Shares outstanding ($.01 par value) (a)(b)		2,538,693	375,339	2,914,032
Class E:
Net asset value per share (c)	$20.82	$23.98	n/a	$20.82
Net assets	$31,505	$55,949	n/a	$87,454
Shares outstanding ($.01 par value) (a)(b)	1,512,846	2,333,491	353,768	4,200,105
Class I:
Net asset value per share (c)	$20.82		n/a	$20.82
Net assets	$829,914		n/a	$829,914
Shares outstanding ($.01 par value)	39,863,382		n/a	39,863,382
Class S:
Net asset value per share (c)		$23.36	n/a	$20.82
Net assets		$2,023,212	n/a	$2,023,212
Shares outstanding ($.01 par value) (a)(b)		86,594,933	10,581,428	97,176,361
Class Y:
Net asset value per share (c)	$20.83		n/a	$20.83
Net assets	$550,382		n/a	$550,382
Shares outstanding ($.01 par value)	26,425,276		n/a	26,425,276

(a)	Pro Forma shares outstanding have been adjusted to reflect the impact of the lower Net Asset Value per share of the Fixed Income I Fund.

(b)	The Diversified Bond Class E Shares would be combined with the Fixed Income I Class E Shares and new Class C and Class S Shares would be created in Fixed Income I.

(c)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

Fixed Income I Pro Forma for Diversified Bond Reorganization

Pro Forma Condensed Statement of Operations - For the Fiscal Year Ended October 31, 2006 (Unaudited)

Amounts in thousands

	Fixed Income I	Diversified Bond	Pro Forma Adjustments	Fixed Income I Pro Forma
Interest Income	$62,938	$87,784	$—	$150,722
Other Income	4,982	7,872	—	12,854

Investment Income	67,920	95,656	—	163,576

Advisory fees (d)	3,328	7,553	(2,832)	8,049
Other expenses (e)	2,140	4,991	(96)	7,035

Expenses before reductions	5,468	12,544	(2,928)	15,084
Expense reductions (f)	(352)	(139)	(378)	(869)

Net expenses	5,116	12,405	(3,306)	14,215

Net investment income (loss)	62,804	83,251	3,306	149,361

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(15,439)	(20,962)	—	(36,401)
Net change in unrealized appreciation (depreciation)	18,982	28,923	—	47,905

Net realized and unrealized gain (loss)	3,543	7,961	—	11,504

Net Increase (Decrease) in Net Assets from Operations	$66,347	$91,212	$3,306	$160,865

(d)	Pro Forma Advisory Fees have been adjusted to reflect the net decrease in advisory fees, caused by a 15 bp decrease in the advisory fees of Diversified Bond Fund.

(e)	Pro Forma Other Expenses have been reduced to reflect the known duplication of services once the reorganization occur.

(f)	Pro Forma Expense Reductions have been adjusted to reflect the increased expense waiver related to RIMCo’s existing contractual obligation to waive 0.02% of its administrative fees in the Fixed Income I Fund.

Note 1. General

The accompanying pro forma condensed financial statements are presented to show the effect of the proposed Reorganization of the Diversified Bond Fund into the Fixed Income I Fund. The Pro Forma Condensed Statement of Assets and Liabilities is presented as if such Reorganization had taken place as of October 31, 2006. The Pro Forma Condensed Statement of Operations is presented as if such Reorganization had taken place at the beginning of the fiscal year ended October 31, 2006.

Under the terms of the Plan of Reorganization, the Reorganization of the Diversified Bond Fund into the Fixed Income I Fund will be treated as a tax-free business combination and, accordingly, the historical cost basis of investments of the Diversified Bond Fund will be carried forward to the Fixed Income I Fund. Shareholders of Diversified Bond Fund will receive Class C, E and S Shares of Fixed Income I Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Fund Class C, E and S Shares. The surviving fund, Fixed Income I, currently has share classes E, I and Y. Diversified Bond has Class C, E and S Shares. As a result of the proposed merger, Diversified Bond Class E Shares will be combined with Fixed Income I Fund Class E shares and new Class C and S Shares will be issued by the Fixed Income I Fund.

The accompanying pro forma condensed financial statements have been presented for the Fixed Income I Fund pro Forma for the Diversified Bond Fund Reorganization.

The accompanying pro forma condensed financial statements should be read in conjunction with the financial statements and statements of net assets of the Diversified Bond and the Fixed Income I Funds which are included in their respective annual reports dated October 31, 2006.

Note 2. Securities Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Russell Investment Management Company.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

Note 3. Reorganization Expenses

Expenses of the Reorganization have been reflected in the pro forma financial statements. The Diversified Bond Fund will pay all direct Fund-level costs associated with the reorganization. However, since Diversified Bond is currently operating above its stated expense cap, it is expected that Russell Investment Management Company (“RIMCo”) will bear the costs of the reorganization. For the Diversified Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.45% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund for the period from March 1, 2007 to February 29, 2008. This waiver may not be terminated during this period except at the Board’s discretion. Direct fund-level expenses for the Diversified Bond Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Note 4. Advisory Fees and Other Expenses

The combined fund will incur advisory fees at .25% of the combined average daily net assets of the Fund. The adjustments in the Pro Forma Condensed Statement of Operations reflect the impact of the reduction in advisory fees of the Diversified Bond Fund from .40% to .25% for the period reported. Other expenses have been reduced to reflect the known duplication of expenses.

Note 5. Fee Waivers

Russell Investment Management Company has contractually agreed to waive .02% of its administrative fees in the combined fund. The adjustments in the Pro Forma Condensed Statement of Operations reflect the impact of the continued administrative fee waiver.

Note 6. Use of Estimates

The pro forma financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Note 7. Federal Income Taxes

At October 31, 2006, the Diversified Bond and Fixed Income I Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/13	10/31/14	Totals
Diversified Bond	$4,923,732	$16,820,169	$21,743,901
Fixed Income I	3,855,225	14,386,926	18,242,151

Schedule of Investments - October 31, 2006

Amounts in thousands (except share amounts)(unaudited)

	Fixed Income I		Diversified Bond		Fixed Income I Pro Forma
	Principal Amount ($) or Shares	Market Value $	Principal Amount ($) or Shares	Market Value $	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 101.2%
Asset-Backed Securities - 8.1%
Aames Mortgage Investment Trust (Ê)(Å)
Series 2005-3 Class A1
5.480% due 08/25/35	919	920			919	920
ABSC NIMs Trust (þ)
Series 2005-HE6 Class A1
5.050% due 08/27/35	143	142	163	162	306	304
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.620% due 07/25/34	105	106	155	155	260	261
ACE Securities Corp. (Ê)
Series 2001-HE1 Class A
6.060% due 11/20/31	105	105			105	105
Series 2005-SD3 Class A
5.720% due 08/25/45	674	675	935	936	1,609	1,611
Series 2006-ASP Class A2A
5.404% due 10/25/36			786	786	786	786
Series 2006-FM1 Class A2A
5.370% due 07/25/36	1,304	1,304	1,844	1,844	3,148	3,148
Series 2006-FM1 Class A2B
5.420% due 07/25/36	1,825	1,825	2,580	2,580	4,405	4,405
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.970% due 01/25/34	350	353	450	454	800	807
American Express Credit Account Master Trust (Ê)(þ)
Series 2006-A Class A
5.310% due 01/15/09	1,680	1,680	2,420	2,419	4,100	4,099
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.820% due 02/25/33	155	155	205	205	360	360
Series 2004-R10 Class A5
5.710% due 11/25/34	109	109	150	150	259	259
Series 2004-R4 Class A1A (þ)
5.660% due 06/25/34			773	773	773	773
Series 2004-R8 Class A5
5.700% due 09/25/34			437	437	437	437
Argent Securities, Inc. (Ê)
Series 2005-W5 Class A2A
5.410% due 01/25/36			1,585	1,585	1,585	1,585
Series 2006-M2 Class A2A
5.378% due 09/25/36			578	578	578	578
Asset Backed Funding Certificates (Ê)
Series 2006-OPT Class A3A
5.370% due 10/25/36	991	990			991	990
Asset Backed Funding Corp. NIMs Trust (þ)
Series 2005-WF1 Class N1
4.750% due 03/26/35	94	94	101	100	195	194
Asset Backed Securities Corp. Home Equity (Ê)
Series 2006-HE2 Class A1A
5.570% due 06/25/35	2,141	2,143			2,141	2,143
Bank One Issuance Trust (Ê)
Series 2003-A1 Class A1
5.440% due 09/15/10	1,600	1,602			1,600	1,602
Bayview Financial Acquisition Trust
Series 2004-C Class A1 (Ê)
5.744% due 05/28/44			854	856	854	856
Series 2006-A Class 1A3
5.865% due 02/28/41	325	326	450	451	775	777
Burlington Northern Santa Fe Corp. Pass-Through Certificate
4.967% due 04/01/23	222	218	302	296	524	514
Chase Credit Card Master Trust (Ê)
Series 2002-1 Class A
5.430% due 06/15/09			3,100	3,101	3,100	3,101
Series 2004-2 Class A
5.360% due 09/15/09			2,190	2,191	2,190	2,191
Chase Issuance Trust
Series 2005-A1 Class A1

5.330% due 12/15/10			10,375	10,376	10,375	10,376
Series 2005-A3 Class A (Ê)
5.340% due 10/17/11	3,095	3,096	4,450	4,452	7,545	7,548
Citigroup Mortgage Loan Trust, Inc.
Series 2004-RES Class A1 (Ê)
5.620% due 11/25/34			628	629	628	629
Series 2006-SHL Class A1 (Ê)(Å)
5.443% due 11/25/45	2,100	2,100			2,100	2,100
Series 2006-WFH Class A1 (Ê)
5.370% due 08/25/36			965	965	965	965
Series 2006-WFH Class A1B
5.440% due 01/25/36			2,490	2,491	2,490	2,491
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
5.810% due 12/25/31	81	81	92	92	173	173
Series 2004-13 Class AF3
3.989% due 02/25/31	203	201	283	280	486	481
Series 2004-BC1 Class M1 (Ê)
5.820% due 02/25/34	190	191	235	236	425	427
Series 2005-11 Class AF1 (Ê)
5.510% due 02/25/36			1,281	1,282	1,281	1,282
Series 2005-17 Class 1AF1 (Ê)
5.510% due 12/25/36	410	410	1,455	1,456	1,865	1,866
Series 2005-17 Class 4AV1 (Ê)
5.430% due 05/25/36	954	954	1,205	1,205	2,159	2,159
Series 2005-5N Class N (þ)
5.000% due 07/25/36	75	73	101	98	176	171
Series 2005-AB3 Class 2A1 (Ê)
5.450% due 02/25/36	712	712			712	712
Series 2006-11 Class 1AF4
6.300% due 09/25/46	505	516	685	701	1,190	1,217
Series 2006-13 Class 3AV1 (Ê)
5.380% due 07/25/46			1,830	1,830	1,830	1,830
Series 2006-15 Class A1 (Ê)
5.434% due 10/25/46			1,100	1,100	1,100	1,100
Series 2006-16 Class 2A1 (Ê)
5.374% due 12/25/46			500	500	500	500
Series 2006-19 Class 2A1 (Ê)
5.409% due 07/25/36			1,300	1,300	1,300	1,300
Series 2006-BC1 Class 1A (Ê)
5.520% due 04/25/36	3,762	3,763			3,762	3,763
Series 2006-BC4 Class 2A2 (Ê)
5.484% due 07/25/36	2,220	2,220			2,220	2,220
Countrywide Home Equity Loan Trust (Ê)
Series 2005-A Class 2A
5.570% due 04/15/35	180	180	260	260	440	440
Series 2005-G Class 2A
5.560% due 12/15/35	909	909	1,283	1,284	2,192	2,193
Series 2006-E Class 2A
5.470% due 12/25/31	1,788	1,789			1,788	1,789
Credit-Based Asset Servicing and Securitization (Ê)
Series 2005-CB5 Class AV2
5.580% due 08/25/35	360	362	520	522	880	884
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	529	770	740	1,320	1,269
Series 2005-CB1 Class AF2
4.090% due 12/25/35	305	304	419	417	724	721
Series 2006-CB3 Class AV1
5.380% due 03/25/36			1,221	1,221	1,221	1,221
Series 2006-CB6 Class A21 (Ê)
5.370% due 07/25/36	2,556	2,556	3,613	3,613	6,169	6,169
Daimler Chrysler Auto Trust
Series 2006-C Class A2
5.330% due 05/08/09			1,200	1,200	1,200	1,200
Daimler Chrysler Master Owner Trust (Ê)
Series 2005-A Class A
5.370% due 04/15/10	6,720	6,721	8,255	8,256	14,975	14,977
Discover Card Master Trust I (Ê)
Series 2005-1 Class A
5.330% due 09/16/10	3,075	3,076	3,870	3,871	6,945	6,947
Equifirst Mortgage Loan Trust (Ê)
Series 2004-3 Class A2
5.650% due 12/25/34	1,789	1,791	2,036	2,039	3,825	3,830

Equifirst Mortgage Loan Trust NIMs Notes (þ)
Series 2005-1 Class N1
4.458% due 04/25/35	229	228	222	222	451	450
Fannie Mae Grantor Trust (Ê)
Series 2002-T13 Class A1
5.420% due 08/25/32	—	—			—	—
Series 2002-T5 Class A1
5.560% due 05/25/32	520	520	273	273	793	793
Series 2003-T4 Class 1A
5.440% due 09/26/33			303	303	303	303
Fannie Mae Whole Loan (Ê)
Series 2002-W2 Class AV1
5.580% due 06/25/32	8	8			8	8
Series 2003-W5 Class A
5.440% due 04/25/33			328	328	328	328
Series 2003-W9 Class A
5.450% due 06/25/33			512	510	512	510
Series 2003-W16 Class AV1
5.470% due 11/25/33	20	20			20	20
First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FF1 Class A2 (Ê)
5.720% due 12/25/32	671	672	947	949	1,618	1,621
Series 2004-FFH Class 2A1 (Ê)
5.700% due 10/25/34	437	439	451	453	888	892
Series 2005-FF1 Class A2A (Ê)
5.420% due 11/25/36			267	267	267	267
Series 2006-FF1 Class 2A2 (Ê)
5.430% due 08/25/36			4,005	4,005	4,005	4,005
Series 2006-FF1 Class A3 (Ê)
5.370% due 11/25/36			1,400	1,400	1,400	1,400
Series 2006-FF3 Class A2A
5.400% due 02/25/36	926	926	1,273	1,273	2,199	2,199
Series 2006-FF5 Class 2A1
5.380% due 04/25/36			1,504	1,504	1,504	1,504
First Franklin NIMs Trust (þ)
Series 2005-FF1 Class N1
4.213% due 01/25/35	75	74	42	42	117	116
Ford Credit Floorplan Master Owner Trust (Ê)
Series 2004-1 Class A
5.360% due 07/15/09	1,770	1,769	2,275	2,274	4,045	4,043
Fremont Home Loan Trust (Ê)
Series 2004-4 Class 1A1
5.700% due 03/25/35	5,032	5,046	7,752	7,772	12,784	12,818
Series 2006-3 Class 2A1
5.390% due 02/27/37	492	492	900	899	1,392	1,391
Fremont NIMs Trust (þ)
Series 2005-A
3.750% due 01/25/35	77	77	97	97	174	174
Series 2005-C Class NOTE
5.584% due 07/25/35	66	65	81	80	147	145
GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class A
5.400% due 07/20/09	955	956	1,240	1,241	2,195	2,197
Series 2005-1 Class A
5.360% due 04/20/10	1,425	1,425	1,800	1,801	3,225	3,226
Series 2006-3 Class A
5.330% due 07/20/11	1,980	1,980	3,045	3,045	5,025	5,025
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
5.365% due 08/25/36			480	480	480	480
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	550	544	676	669	1,226	1,213
Government National Mortgage Association
Series 1998-23 Class ZA
6.500% due 09/20/28			2,651	2,732	2,651	2,732
GSAA Home Equity Trust
Series 2006-4 Class 1A2
5.977% due 03/25/36	501	503	686	689	1,187	1,192
GSAA Trust (Ê)
Series 2006-2 Class 2A3
5.590% due 12/25/35	570	571	785	787	1,355	1,358
GSAMP Trust (Ê)
Series 2003-HE2 Class M1

5.970% due 08/25/33	300	301	420	421	720	722
Series 2006-FM2 Class A2A (Ê)
5.394% due 09/25/36			1,068	1,068	1,068	1,068
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2006-2 Class A1
5.520% due 03/20/36	2,411	2,411	3,413	3,414	5,824	5,825
Home Equity Asset Trust
Series 2003-5 Class M1 (Ê)
6.020% due 12/25/33	345	347	620	623	965	970
Series 2005-2 Class 2A2
5.520% due 07/25/35	275	275	398	398	673	673
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2005-FLD Class A1
5.450% due 07/25/35	504	504	593	594	1,097	1,098
Series 2006-WMC Class A2
5.380% due 08/25/36	366	366	548	548	914	914
Lehman XS Trust (Ê)
Series 2005-1 Class 2A1
4.660% due 07/25/35	880	868	1,221	1,206	2,101	2,074
Series 2005-1 Class 2A2
4.660% due 07/25/35	298	298	394	394	692	692
Series 2006-16N Class A1A
5.410% due 11/25/46	900	900			900	900
Series 2006-17 Class WF11
5.440% due 11/25/36	2,400	2,400			2,400	2,400
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.610% due 10/25/34	182	182	263	263	445	445
Series 2006-1 Class 2A1
5.410% due 02/25/36			439	439	439	439
Series 2006-9 Class 2A1
5.390% due 10/25/36	2,600	2,600			2,600	2,600
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
6.970% due 08/25/33	84	84	133	133	217	217
Series 2004-OPT Class A3
5.590% due 02/25/34	3	3			3	3
Series 2005-NC1 Class A1
5.610% due 12/25/34	3,102	3,103	4,778	4,780	7,880	7,883
MBNA Credit Card Master Note Trust
Series 2002-A4 Class A4
5.440% due 08/17/09			3,155	3,157	3,155	3,157
Merrill Auto Trust Securitization (Ê)
Series 2005-1 Class A2B
5.334% due 04/25/08	369	369	359	359	728	728
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
7.420% due 09/25/33	131	132	192	193	323	325
Series 2004-NC5 Class A2
5.620% due 05/25/34	689	689	961	962	1,650	1,651
Series 2006-HE7 Class A2A
5.424% due 09/25/36	2,600	2,600			2,600	2,600
Series 2006-NC5 Class A2A
5.360% due 10/25/36			1,000	1,000	1,000	1,000
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A
5.726% due 10/25/36	415	415	580	581	995	996
MSDWCC Heloc Trust (Ê)
Series 2005-1 Class A
5.520% due 07/25/17			134	134	134	134
Navistar Financial Corp. Owner Trust (Ê)
Series 2003-B Class A3
5.520% due 04/15/08	181	181	169	169	350	350
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
5.850% due 02/25/35	370	372	515	518	885	890
Series 2005-B Class A2A
5.450% due 10/25/35	524	524			524	524
Newcastle Mortgage Securities Trust (Ê)
Series 2006-1 Class A1
5.400% due 03/25/36			1,271	1,271	1,271	1,271
Nissan Master Owner Trust Receivables (Ê)
Series 2005-A Class A
5.350% due 07/15/10	1,305	1,305	2,065	2,065	3,370	3,370

Option One Mortgage Loan Trust (Ê)
Series 2001-4 Class A
5.930% due 01/25/32	5	5			5	5
Series 2002-2 Class A
5.870% due 06/25/32			137	137	137	137
Series 2003-2 Class M2
7.020% due 04/25/33	124	125	154	155	278	280
Series 2003-3 Class M3
7.320% due 06/25/33	86	87	114	116	200	203
Series 2003-4 Class M2
6.970% due 07/25/33	228	229	286	288	514	517
Option One Mortgage Securities Corp. NIMs Trust (Ê)(þ)
Series 2006-1A
5.430% due 12/25/10	1,575	1,575	1,999	1,999	3,574	3,574
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	100	100	400	399	500	499
Ownit Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-6 Class A2C
5.484% due 09/25/37	2,390	2,390	3,380	3,380	5,770	5,770
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
5.642% due 10/25/34			3,606	3,599	3,606	3,599
Series 2004-WWF Class A1D
5.780% due 02/25/35	729	731	1,009	1,012	1,738	1,743
Series 2005-WCW Class M1
5.770% due 09/25/35	370	372	510	513	880	885
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2
3.914% due 05/25/35	116	116	145	145	261	261
Series 2005-6 Class A3
5.680% due 01/25/36	390	390	565	565	955	955
RAAC Series (Ê)(Å)
Series 2006-RP2 Class A
5.580% due 02/25/37	1,267	1,269			1,267	1,269
Ramp NIMs Trust (þ)
Series 2005-NM2
5.193% due 04/25/35	91	90	106	105	197	195
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	225	222	315	310	540	532
Series 2005-2 Class AF4
4.934% due 08/25/35	245	241	340	334	585	575
Series 2005-3 Class AF1 (Ê)
5.480% due 11/25/35	529	529	515	515	1,044	1,044
Series 2005-3 Class AV1 (Ê)
5.470% due 10/25/35	712	712			712	712
Series 2005-4 Class N (þ)
7.142% due 02/25/36	271	270	336	334	607	604
Series 2006-1 Class AF6
5.746% due 05/25/36	305	309	425	430	730	739
Residential Asset Mortgage Products, Inc.
Series 2002-RS5 Class AII (Ê)
5.700% due 09/25/32	4	4			4	4
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	345	349	480	486	825	835
Series 2003-RS1 Class AII (Ê)
5.720% due 02/25/33	6	6			6	6
Series 2003-RS2 Class AII (Ê)
5.670% due 03/25/33	167	167	113	113	280	280
Series 2003-RS3 Class AII (Ê)
5.690% due 04/25/33	115	115	79	79	194	194
Series 2004-RS2 Class AIIB (Ê)
5.580% due 02/25/34	54	54			54	54
Residential Asset Securities Corp.
Series 2001-KS1 Class AII (Ê)
5.800% due 03/25/32	102	102	76	76	178	178
Series 2001-KS3 Class AII (Ê)
5.780% due 09/25/31	78	78	97	97	175	175
Series 2002-KS3 Class A1B (Ê)
5.830% due 05/25/32	169	169	118	118	287	287
Series 2003-KS1 Class M2 (Ê)
7.070% due 01/25/33	109	109	125	125	234	234

Series 2003-KS2 Class MI1
4.800% due 04/25/33	755	740	1,055	1,034	1,810	1,774
Series 2006-KS6 Class A1 (Ê)
5.364% due 08/25/36	468	468	656	656	1,124	1,124
Series 2006-KS9 Class A11 (Ê)
5.390% due 11/25/36			1,200	1,200	1,200	1,200
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2005-HI2 Class A1
5.470% due 05/25/35	145	145			145	145
Series 2005-HS1 Class AI1
5.450% due 09/25/35	912	910	1,234	1,231	2,146	2,141
Saxon Asset Securities Trust (Ê)
Series 2004-1 Class A
5.600% due 03/25/35	125	125	128	128	253	253
Series 2006-3 Class A1
5.382% due 11/25/36			590	590	590	590
SBI Heloc Trust (Ê)(Å)
Series 2006-1A Class 1A2A
5.494% due 08/25/36			700	700	700	700
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR4 Class A3
5.530% due 01/25/36	396	396	527	527	923	923
SLM Student Loan Trust (Ê)
Series 2006-3 Class A2
5.485% due 01/25/16			1,079	1,079	1,079	1,079
Series 2006-5 Class A2
5.367% due 07/25/17			2,700	2,700	2,700	2,700
Series 2006-9 Class A1
5.338% due 10/25/12	1,900	1,900			1,900	1,900
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/01/10	72	76	36	38	108	114
Soundview Home Equity Loan Trust
Series 2006-WF1 Class A2
5.645% due 10/25/36	825	825			825	825
Series 2006-EQ1 Class A1 (Ê)
5.380% due 10/25/36			781	781	781	781
Series 2006-WF1 Class A2
5.645% due 10/25/36			1,215	1,215	1,215	1,215
Soundview NIMs Trust
Series 2005-DO1 Class N1
4.703% due 06/25/35	52	51	16	16	68	67
Specialty Underwriting & Residential Finance
Series 2003-BC1 Class A (Ê)
5.670% due 01/25/34	15	15	11	11	26	26
Series 2004-BC2 Class A2
5.600% due 05/25/35	10	10			10	10
Series 2006-AB1 Class A2
5.470% due 12/25/36	850	850	1,225	1,226	2,075	2,076
Structured Asset Investment Loan Trust
Series 2004-7 Class A1 (Ê)
5.585% due 08/25/34	314	316	425	427	739	743
Series 2005-3 Class M2
5.760% due 04/25/35	210	211	290	291	500	502
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	228	213	319	299	547	512
Series 2002-HF1 Class A (Ê)
5.620% due 01/25/33			13	13	13	13
Series 2004-19X Class A2
4.370% due 10/25/34	765	757	900	890	1,665	1,647
Series 2005-WF1 Class A2 (Ê)
5.530% due 02/25/35	2,304	2,306	3,150	3,153	5,454	5,459
Series 2005-WF3 Class A1 (Ê)
5.420% due 07/25/35			390	390	390	390
Series 2006-BC3 Class A2 (Ê)
5.370% due 10/25/36	800	800	1,300	1,300	2,100	2,100
Tenaska Alabama II Partners, LP (þ)
Series 2003
6.125% due 03/30/23	226	230	252	256	478	486
Textron Financial Floorplan Master Note Trust (Ê)(þ)
Series 2005-1A Class A
5.440% due 05/13/10	1,640	1,643	2,405	2,409	4,045	4,052

Truman Capital Mortgage Loan Trust (Ê)(Å)
Series 2006-1 Class A
5.584% due 03/25/36	1,845	1,845			1,845	1,845
Volkswagen Credit Auto Master Trust (Ê)
Series 2005-1 Class A
5.350% due 07/20/10	1,485	1,485	1,870	1,870	3,355	3,355
Wachovia Asset Securitization, Inc. (Ê)
Series 2003-HE3 Class A
5.580% due 11/25/33	233	233	209	210	442	443
Wachovia Mortgage Loan Trust LLC (Ê)
Series 2005-WMC Class A1
5.440% due 10/25/35	171	170	231	231	402	401
Waverly Community School (Ê)
Series 2006-1 Class A1
5.420% due 05/25/36	1,196	1,196	1,559	1,559	2,755	2,755
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	839	839	1,328	1,328	2,167	2,167

		112,495		174,448		286,943

Corporate Bonds and Notes - 15.8%
Abbott Laboratories
5.600% due 05/15/11	280	285	545	555	825	840
5.875% due 05/15/16	4,425	4,600	6,275	6,523	10,700	11,123
Alamosa Delaware, Inc.
8.500% due 01/31/12	180	191	245	261	425	452
Allstate Life Global Funding Trusts
3.850% due 01/25/08	1,355	1,331	1,865	1,832	3,220	3,163
Altria Group, Inc.
7.000% due 11/04/13	710	778	1,220	1,337	1,930	2,115
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	35	35	85	85	120	120
American Express Bank (Ê)
Series BKNT
5.330% due 10/16/08	800	800	1,200	1,200	2,000	2,000
American General Finance Corp. (Ê)
Series MTNI
5.498% due 06/27/08	1,300	1,303	1,600	1,603	2,900	2,906
American International Group, Inc.
5.370% due 06/16/09 (Ê)(þ)			700	700	700	700
4.700% due 10/01/10	445	439	635	626	1,080	1,065
5.375% due 10/18/11	480	484	670	676	1,150	1,160
5.050% due 10/01/15 (Ñ)	440	430	645	630	1,085	1,060
American RE Corp. (Ñ)
Series B
7.450% due 12/15/26	435	493	595	675	1,030	1,168
Ameriprise Financial, Inc.
5.650% due 11/15/15	835	845	1,135	1,149	1,970	1,994
Anadarko Petroleum Corp.
5.790% due 09/15/09 (Ê)	480	481	680	681	1,160	1,162
5.950% due 09/15/16	1,090	1,107	1,535	1,559	2,625	2,666
6.450% due 09/15/36	550	570	720	746	1,270	1,316
Anheuser-Busch Cos., Inc. (Ñ)
4.950% due 01/15/14	395	385	545	532	940	917
ASIF Global Financing (Å)
4.900% due 01/17/13	50	49	70	69	120	118
AT&T, Inc.
5.612% due 11/14/08 (Ê)			500	501	500	501
5.100% due 09/15/14	325	317	465	453	790	770
BAE Systems Holdings, Inc.(þ)
6.400% due 12/15/11	1,025	1,063	1,670	1,733	2,695	2,796
Bank of America Corp.
5.875% due 02/15/09	180	183	120	122	300	305
5.400% due 06/19/09 (Ê)	2,700	2,701	3,600	3,601	6,300	6,302
7.800% due 02/15/10			120	129	120	129
4.375% due 12/01/10	1,520	1,480	2,035	1,981	3,555	3,461
5.375% due 08/15/11	460	465	980	990	1,440	1,455
5.750% due 08/15/16	2,395	2,441	3,385	3,450	5,780	5,891
Bank of America NA
6.000% due 10/15/36	2,240	2,310	3,550	3,661	5,790	5,971
Bank of New York Co., Inc.
5.125% due 11/01/11	540	540	795	795	1,335	1,335
Banque Paribas
6.875% due 03/01/09	350	364	440	457	790	821

Bear Stearns Cos., Inc. (The)
5.489% due 08/21/09 (Ê)	800	801	1,200	1,201	2,000	2,002
Series MTNB (Ê)
5.457% due 03/30/09			900	901	900	901
BellSouth Corp.
5.580% due 08/15/08 (Ê)			1,300	1,300	1,300	1,300
4.750% due 11/15/12 (Ñ)	20	19	30	29	50	48
6.550% due 06/15/34	1,080	1,116	1,530	1,582	2,610	2,698
Boeing Capital Corp.(Ñ)
6.100% due 03/01/11	150	156	165	171	315	327
Boston Scientific Corp.
6.400% due 06/15/16	650	660	905	919	1,555	1,579
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	80	89	55	61	135	150
Campbell Soup Co. (Ñ)
5.875% due 10/01/08	165	167	160	162	325	329
Carolina Power & Light Co.
6.500% due 07/15/12			15	16	15	16
5.150% due 04/01/15	840	825	1,115	1,096	1,955	1,921
Caterpillar Financial Services Corp.(Ê)
5.454% due 10/09/09	2,100	2,100			2,100	2,100
Caterpillar, Inc.
6.050% due 08/15/36	1,435	1,504	2,035	2,133	3,470	3,637
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	195	197	210	212	405	409
CenterPoint Energy Resources Corp.
Series B
7.875% due 04/01/13	440	491	675	754	1,115	1,245
Cingular Wireless Services, Inc.
7.875% due 03/01/11	1,125	1,233	1,480	1,623	2,605	2,856
8.750% due 03/01/31	1,920	2,516	2,740	3,590	4,660	6,106
Cisco Systems, Inc.
5.500% due 02/22/16	2,995	3,030	4,380	4,430	7,375	7,460
CIT Group Holdings, Inc.(Ê)
5.635% due 01/30/09	2,400	2,405	800	802	3,200	3,207
CIT Group, Inc.
5.540% due 12/19/08 (Ê)			900	902	900	902
5.500% due 06/08/09 (Ê)			100	100	100	100
5.546% due 08/17/09 (Ê)			1,400	1,401	1,400	1,401
6.875% due 11/01/09	80	84	100	104	180	188
4.125% due 11/03/09			50	49	50	49
5.780% due 07/28/11 (Ê)			900	901	900	901
Citicorp
7.250% due 10/15/11	455	493	370	401	825	894
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM
5.430% due 03/07/08			1,300	1,301	1,300	1,301
Citigroup, Inc.
3.500% due 02/01/08	985	965	1,900	1,860	2,885	2,825
5.408% due 12/26/08 (Ê)	700	700			700	700
5.525% due 01/30/09 (Ê)	2,000	2,001	500	500	2,500	2,501
4.125% due 02/22/10	630	612	1,070	1,040	1,700	1,652
6.500% due 01/18/11	300	315	695	730	995	1,045
5.100% due 09/29/11			970	968	970	968
5.000% due 09/15/14	5,475	5,348	7,810	7,628	13,285	12,976
6.125% due 08/25/36	100	104	400	415	500	519
Clear Channel Communications, Inc.
4.250% due 05/15/09	100	96	150	145	250	241
6.250% due 03/15/11 (Ñ)	290	279	30	29	320	308
5.500% due 09/15/14			400	339	400	339
Clorox Co.
4.200% due 01/15/10	165	160	250	243	415	403
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	85	85	100	100	185	185
Comcast Cable Communications, Inc.
6.875% due 06/15/09	480	499	665	691	1,145	1,190
Comcast Corp.
5.800% due 07/14/09 (Ê)			1,000	1,002	1,000	1,002
6.500% due 01/15/15 (Ñ)	855	895	1,185	1,240	2,040	2,135
5.900% due 03/15/16	65	65	120	121	185	186
6.500% due 01/15/17	450	472	600	629	1,050	1,101
6.500% due 11/15/35	945	965	1,330	1,358	2,275	2,323

6.450% due 03/15/37	200	203	255	258	455	461
ConocoPhillips Holding Co.
6.950% due 04/15/29	1,155	1,333	1,780	2,055	2,935	3,388
Consolidated Edison Co. of New York(Ñ)
5.375% due 12/15/15	545	544	960	958	1,505	1,502
Consolidated Natural Gas Co.
6.850% due 04/15/11	385	406	510	537	895	943
Constellation Energy Group, Inc.
6.125% due 09/01/09	635	649	785	802	1,420	1,451
COX Communications, Inc.
3.875% due 10/01/08	240	233	300	291	540	524
6.750% due 03/15/11	2,895	3,028	3,945	4,126	6,840	7,154
Credit Suisse First Boston USA, Inc.
3.875% due 01/15/09	625	609	820	799	1,445	1,408
4.875% due 08/15/10	120	119	155	153	275	272
6.500% due 01/15/12	20	21	55	58	75	79
5.500% due 08/15/13 (Ñ)	95	96	115	117	210	213
Credit Suisse USA, Inc. (Ñ)
5.250% due 03/02/11	310	311	405	406	715	717
CRH America, Inc.
6.000% due 09/30/16	1,355	1,365	1,915	1,929	3,270	3,294
CVS Corp.
5.750% due 08/15/11	250	254	350	355	600	609
6.125% due 08/15/16	665	685	940	969	1,605	1,654
DaimlerChrysler NA Holding Corp.
4.750% due 01/15/08			300	297	300	297
4.050% due 06/04/08	165	161	285	279	450	440
5.875% due 03/15/11	300	302	300	302	600	604
8.500% due 01/18/31 (Ñ)	975	1,172	1,335	1,604	2,310	2,776
DaimlerChrysler North America Holding Corp.(Ê)
5.918% due 08/03/09			800	800	800	800
Detroit Edison Co.
6.125% due 10/01/10	120	124	325	335	445	459
6.350% due 10/15/32	105	111	95	100	200	211
Devon Energy Corp.
7.950% due 04/15/32	770	960	1,210	1,508	1,980	2,468
Dominion Resources, Inc.
4.750% due 12/15/10	90	88	110	107	200	195
5.700% due 09/17/12	390	395	695	704	1,085	1,099
Series B
6.250% due 06/30/12	90	93	80	83	170	176
Series C
5.150% due 07/15/15	950	922	1,245	1,208	2,195	2,130
DPL, Inc.
6.875% due 09/01/11	430	454	600	633	1,030	1,087
DR Horton, Inc.
6.500% due 04/15/16	660	658	900	897	1,560	1,555
Dresdner Funding Trust I(þ)
8.151% due 06/30/31	410	495	565	683	975	1,178
DTE Energy Co. (Ñ)
7.050% due 06/01/11	1,400	1,486	1,835	1,948	3,235	3,434
Duke Energy Corp.
6.250% due 01/15/12	150	157	170	177	320	334
5.625% due 11/30/12	185	188	290	295	475	483
Duke Energy Field Services LLC
6.875% due 02/01/11	35	37	40	42	75	79
Duke Realty, LP
5.950% due 02/15/17	740	752	1,045	1,061	1,785	1,813
Eastman Kodak Co.(Ñ)
7.250% due 11/15/13	30	30	40	40	70	70
Electronic Data Systems Corp.
7.125% due 10/15/09	460	481	600	627	1,060	1,108
Eli Lilly & Co.(Ñ)
6.770% due 01/01/36	485	566	715	834	1,200	1,400
Embarq Corp.
7.082% due 06/01/16	1,055	1,079	1,435	1,468	2,490	2,547
Erac USA Finance Co. (þ)
5.900% due 11/15/15	1,145	1,158	1,570	1,588	2,715	2,746
Exelon Corp.
4.900% due 06/15/15	1,065	1,007	1,395	1,319	2,460	2,326
5.625% due 06/15/35	520	494	720	684	1,240	1,178
FedEx Corp.
5.500% due 08/15/09	1,290	1,298	1,870	1,882	3,160	3,180
7.600% due 07/01/97	135	160	180	213	315	373

Financing Corp.
Principal Only STRIP
Series 10P
Zero coupon due 11/30/17	940	543	1,165	673	2,105	1,216
Series 15P
Zero coupon due 03/07/19			165	89	165	89
Series 2P
Zero coupon due 11/30/17	100	58	140	81	240	139
Series 6P
Zero coupon due 08/03/18	510	283	715	397	1,225	680
FirstEnergy Corp. (Ñ)
Series B
6.450% due 11/15/11	2,470	2,584	4,015	4,201	6,485	6,785
Series C
7.375% due 11/15/31	1,125	1,316	2,480	2,901	3,605	4,217
Ford Motor Co.(Ñ)
7.450% due 07/16/31	290	227	360	282	650	509
Ford Motor Credit Co.
4.950% due 01/15/08	320	312	410	400	730	712
7.375% due 10/28/09	2,430	2,365	3,210	3,125	5,640	5,490
Freddie Mac(Ñ)
5.250% due 05/21/09	1,960	1,979	2,735	2,761	4,695	4,740
General Electric Capital Corp.
5.410% due 01/05/09 (Ê)			800	800	800	800
3.250% due 06/15/09	1,065	1,019	1,400	1,339	2,465	2,358
5.570% due 01/20/10 (Ê)	600	601	800	801	1,400	1,402
5.500% due 04/28/11	170	173	550	559	720	732
4.250% due 06/15/12 (Ñ)	860	822	1,125	1,076	1,985	1,898
4.875% due 03/04/15	805	785	950	927	1,755	1,712
Series mtn (Ê)
5.410% due 10/26/09	2,700	2,699			2,700	2,699
Series MTNA
4.250% due 01/15/08	220	218	280	277	500	495
4.125% due 09/01/09 (Ñ)	780	761	400	390	1,180	1,151
5.410% due 10/26/09 (Ê)			2,200	2,199	2,200	2,199
6.000% due 06/15/12	220	229	915	952	1,135	1,181
5.450% due 01/15/13 (Ñ)	2,540	2,578	3,295	3,344	5,835	5,922
General Electric Co.
5.000% due 02/01/13	260	258	375	372	635	630
General Motors Corp.
8.375% due 07/05/33	70	82			70	82
8.375% due 07/15/33 (Ñ)	90	80	120	107	210	187
Glencore Funding LLC(þ)
6.000% due 04/15/14	395	384	540	525	935	909
GMAC LLC
5.625% due 05/15/09	1,375	1,348	1,765	1,731	3,140	3,079
7.750% due 01/19/10	230	238	300	311	530	549
Goldman Sachs Group, Inc.
5.478% due 06/23/09 (Ê)	500	500	1,700	1,701	2,200	2,201
5.000% due 01/15/11 (Ñ)	150	149	200	198	350	347
6.875% due 01/15/11	1,170	1,241	1,620	1,718	2,790	2,959
4.750% due 07/15/13	1,055	1,018	1,380	1,332	2,435	2,350
5.350% due 01/15/16	940	929	1,567	1,548	2,507	2,477
Series MTNB (Ê)
5.480% due 07/29/08	2,000	2,003			2,000	2,003
Goldman Sachs Group, LP (Ñ)
4.500% due 06/15/10	1,055	1,032	1,360	1,331	2,415	2,363
Hartford Financial Services Group, Inc.
5.550% due 08/16/08	785	789	1,070	1,076	1,855	1,865
5.250% due 10/15/11	630	631	915	916	1,545	1,547
Hess Corp.
7.300% due 08/15/31	845	958	1,115	1,264	1,960	2,222
Historic TW, Inc.
8.050% due 01/15/16	460	519	485	547	945	1,066
6.625% due 05/15/29			95	97	95	97
HJ Heinz Co.
6.428% due 12/01/08			100	102	100	102
HJ Heinz Finance Co.
6.000% due 03/15/12			40	41	40	41
Home Depot, Inc.
5.400% due 03/01/16	1,015	1,013	1,435	1,433	2,450	2,446
HSBC Bank USA NA (Ê)
Series BKNT
5.530% due 06/10/09	800	803	500	502	1,300	1,305

HSBC Finance Corp.
4.625% due 01/15/08			1,060	1,053	1,060	1,053
5.520% due 09/15/08 (Ê)			900	902	900	902
5.531% due 12/05/08 (Ê)	500	501			500	501
4.750% due 05/15/09 (Ñ)	4,580	4,549	6,155	6,110	10,735	10,659
4.125% due 11/16/09	2,870	2,784	3,510	3,405	6,380	6,189
6.750% due 05/15/11	1,280	1,359	2,100	2,230	3,380	3,589
7.000% due 05/15/12	1,485	1,608	2,435	2,636	3,920	4,244
6.375% due 11/27/12	410	433	710	749	1,120	1,182
5.000% due 06/30/15	305	296	400	388	705	684
HSBC Financial Capital Trust IX
5.911% due 11/30/35			700	704	700	704
ILFC E-Capital Trust II(Å)
6.250% due 12/21/65	290	294	50	51	340	345
International Business Machines Corp. (Ñ)
7.125% due 12/01/96	430	504	620	727	1,050	1,231
International Lease Finance Corp.
3.500% due 04/01/09	570	548	745	716	1,315	1,264
4.750% due 07/01/09	1,435	1,421	1,820	1,803	3,255	3,224
5.750% due 06/15/11	190	194	130	133	320	327
5.625% due 09/20/13	1,845	1,859	2,730	2,751	4,575	4,610
International Paper Co.
6.750% due 09/01/11	230	245	310	330	540	575
5.500% due 01/15/14	285	282	390	386	675	668
International Steel Group, Inc.
6.500% due 04/15/14	300	300	435	435	735	735
ITT Corp.
7.400% due 11/15/25	195	230	240	283	435	513
John Deere Capital Corp.
5.424% due 07/15/08 (Ê)			800	800	800	800
4.875% due 03/16/09	1,315	1,308	1,895	1,884	3,210	3,192
JP Morgan Chase Capital XV
5.875% due 03/15/35	2,040	1,986	3,095	3,014	5,135	5,000
JP Morgan Chase Capital XX
Series T
6.550% due 09/29/36	100	104	100	104	200	208
JPMorgan Chase & Co.
5.600% due 06/01/11	190	193	255	260	445	453
5.125% due 09/15/14	1,520	1,493	735	722	2,255	2,215
5.150% due 10/01/15 (Ñ)	770	753	1,145	1,120	1,915	1,873
Kellogg Co.
Series B
6.600% due 04/01/11	950	1,002	1,430	1,508	2,380	2,510
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	185	197	255	271	440	468
5.000% due 12/15/13 (Ñ)	115	110	175	167	290	277
Kinder Morgan Finance
Series WI
5.350% due 01/05/11	985	962	1,405	1,372	2,390	2,334
Kraft Foods, Inc.
4.000% due 10/01/08	1,180	1,153	1,575	1,539	2,755	2,692
5.625% due 11/01/11	1,335	1,353	2,035	2,062	3,370	3,415
Kroger Co. (The)
6.750% due 04/15/12			50	53	50	53
7.500% due 04/01/31 (Ñ)	65	73	70	78	135	151
Lehman Brothers Holdings, Inc.
4.000% due 01/22/08	390	384	870	858	1,260	1,242
5.374% due 11/24/08 (Ê)			1,400	1,400	1,400	1,400
5.460% due 04/03/09 (Ê)	1,000	1,001	700	701	1,700	1,702
5.493% due 08/21/09 (Ê)	500	500	900	900	1,400	1,400
5.000% due 01/14/11	455	452	660	655	1,115	1,107
5.594% due 07/18/11 (Ê)(Ñ)			600	601	600	601
5.500% due 04/04/16 (Ñ)	265	265	415	415	680	680
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	180	180	163	163	343	343
Marshall & Ilsley Corp.
5.350% due 04/01/11	1,345	1,352	1,795	1,805	3,140	3,157
Merrill Lynch & Co., Inc.
5.685% due 07/25/11 (Ê)	700	701	1,100	1,101	1,800	1,802
6.220% due 09/15/26	2,800	2,891	3,965	4,094	6,765	6,985
Series MTn (Ê)
5.492% due 08/14/09			700	700	700	700
Series MTNB
3.125% due 07/15/08	1,125	1,087	1,490	1,439	2,615	2,526

Series MTNC
5.440% due 06/16/08 (Ê)	1,900	1,903			1,900	1,903
4.250% due 02/08/10	1,235	1,201	1,860	1,809	3,095	3,010
Metlife, Inc.
5.700% due 06/15/35	780	770	1,080	1,066	1,860	1,836
Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	4,150	4,268	5,690	5,851	9,840	10,119
Miller Brewing Co.(þ)
5.500% due 08/15/13	275	272	385	381	660	653
Monumental Global Funding II(þ)
4.625% due 03/15/10	200	196	190	187	390	383
Morgan Stanley
5.440% due 03/07/08 (Ê)	500	500			500	500
3.625% due 04/01/08	100	98	195	190	295	288
3.875% due 01/15/09	840	819	1,050	1,023	1,890	1,842
5.751% due 01/22/09 (Ê)			400	400	400	400
5.625% due 01/09/12	370	376	690	701	1,060	1,077
4.750% due 04/01/14 (Ñ)	250	239	280	268	530	507
5.375% due 10/15/15	265	263	360	357	625	620
Series GMTN (Ê)
5.550% due 02/09/09	100	100			100	100
Series MTNF (Ê)
5.499% due 01/18/08	1,100	1,102	1,400	1,402	2,500	2,504
Motorola, Inc.
5.220% due 10/01/97	780	635	1,100	895	1,880	1,530
Natexis Ambs Co. LLC(ƒ)(þ)
8.440% due 12/29/49	300	314	270	283	570	597
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	2,005	2,036	2,555	2,595	4,560	4,631
News America Holdings, Inc.
7.750% due 12/01/45	35	39	130	146	165	185
7.900% due 12/01/95	250	277	230	255	480	532
8.250% due 10/17/96	50	58	75	86	125	144
News America, Inc.
6.200% due 12/15/34	195	190	265	259	460	449
Series WI
6.400% due 12/15/35	2,215	2,221	3,150	3,159	5,365	5,380
Nisource Finance Corp.
7.875% due 11/15/10	295	319	410	443	705	762
Norfolk Southern Corp.
6.200% due 04/15/09	645	659	845	863	1,490	1,522
7.050% due 05/01/37	195	229	310	364	505	593
7.900% due 05/15/97	795	996	1,090	1,366	1,885	2,362
6.000% due 03/15/2105	410	396	565	545	975	941
Northern States Power Co.
Series B
8.000% due 08/28/12	1,110	1,258	1,615	1,831	2,725	3,089
Northern Trust Corp.
5.300% due 08/29/11	825	832	1,170	1,180	1,995	2,012
Occidental Petroleum Corp.
9.250% due 08/01/19	150	199	185	246	335	445
Ohio Power Co.
Series F
5.500% due 02/15/13	45	45	35	35	80	80
ONEOK Partners, LP
6.650% due 10/01/36	1,240	1,276	1,750	1,801	2,990	3,077
Owens Corning, Inc.(Å)
6.500% due 12/01/16	725	737	1,080	1,098	1,805	1,835
Pacific Gas & Electric Co.
3.600% due 03/01/09	75	72	195	188	270	260
4.200% due 03/01/11	640	615	1,005	965	1,645	1,580
6.050% due 03/01/34	495	506	650	664	1,145	1,170
Pemex Project Funding Master Trust
7.375% due 12/15/14 (Ñ)	600	659	1,600	1,756	2,200	2,415
8.625% due 02/01/22	100	122			100	122
Series 144a (þ)
5.750% due 12/15/15	200	198	300	296	500	494
6.625% due 06/15/35 (Å)			390	393	390	393
Progress Energy, Inc.
5.850% due 10/30/08	760	774	850	865	1,610	1,639
7.100% due 03/01/11	175	187	485	519	660	706
7.750% due 03/01/31	95	116	170	207	265	323
7.000% due 10/30/31	165	186	110	124	275	310

ProLogis
5.625% due 11/15/15	1,535	1,536	2,010	2,012	3,545	3,548
Rabobank Capital Funding II(ƒ)(Å)
5.260% due 12/31/49	20	20	30	29	50	49
Rabobank Capital Funding Trust(ƒ)(Å)
5.254% due 12/29/49	40	39	60	58	100	97
RBS Capital Trust III(ƒ)
5.512% due 09/29/49	515	507	765	753	1,280	1,260
Regions Financial Corp.
4.500% due 08/08/08	1,220	1,206	1,625	1,606	2,845	2,812
Residential Capital Corp.
6.125% due 11/21/08	290	292	350	352	640	644
6.000% due 02/22/11 (Ñ)	685	687	1,345	1,349	2,030	2,036
Safeway, Inc.(Ñ)
7.250% due 02/01/31	45	49	60	66	105	115
SBC Communications, Inc.
4.125% due 09/15/09	1,715	1,665	2,325	2,257	4,040	3,922
5.300% due 11/15/10	2,730	2,734	3,670	3,675	6,400	6,409
6.150% due 09/15/34	215	215	300	300	515	515
Sigma Finance, Inc.(Ê)(Å)
8.500% due 08/11/16	690	690	970	970	1,660	1,660
Simon Property Group, LP
4.600% due 06/15/10	990	969	1,350	1,322	2,340	2,291
4.875% due 08/15/10	1,100	1,083	1,450	1,428	2,550	2,511
5.750% due 12/01/15	2,765	2,814	3,685	3,751	6,450	6,565
6.100% due 05/01/16	850	886	1,415	1,474	2,265	2,360
SLM Corp.
5.400% due 10/25/11	1,065	1,070	1,545	1,552	2,610	2,622
Series MTNA
4.000% due 01/15/09	1,155	1,126	1,675	1,633	2,830	2,759
5.625% due 07/27/09 (Ê)			600	601	600	601
Southern California Edison Co.
5.566% due 02/02/09			600	601	600	601
Southern Copper Corp.
7.500% due 07/27/35	555	593	755	807	1,310	1,400
Sovereign Bank
5.125% due 03/15/13	400	393	445	437	845	830
Sprint Capital Corp.
7.625% due 01/30/11	2,665	2,872	3,545	3,821	6,210	6,693
8.375% due 03/15/12	360	405	120	135	480	540
6.875% due 11/15/28	420	430	425	435	845	865
8.750% due 03/15/32	1,750	2,162	1,910	2,360	3,660	4,522
State Street Bank & Trust Co. (Ñ)
Series BKNT
5.300% due 01/15/16	250	249	250	249	500	498
Suntrust Bank
5.000% due 09/01/15	1,900	1,846	2,595	2,521	4,495	4,367
Tele-Communications-TCI Group
9.800% due 02/01/12	385	455	330	390	715	845
7.875% due 08/01/13	790	884	1,305	1,460	2,095	2,344
Time Warner Entertainment Co., LP
Series *
8.375% due 07/15/33	1,280	1,560	1,780	2,169	3,060	3,729
Time Warner, Inc.
6.875% due 05/01/12	485	515	610	648	1,095	1,163
7.700% due 05/01/32	420	478	535	609	955	1,087
TXU Corp.
Series P (Ñ)
5.550% due 11/15/14	110	105	150	143	260	248
Series R
6.550% due 11/15/34	475	453	610	582	1,085	1,035
TXU Electric Delivery Co.
6.375% due 05/01/12	25	26	25	26	50	52
6.375% due 01/15/15	30	31	30	31	60	62
TXU Energy Co. LLC
7.000% due 03/15/13	465	490	545	574	1,010	1,064
Tyson Foods, Inc.
6.600% due 04/01/16	115	118	155	159	270	277
Unilever Capital Corp.
5.900% due 11/15/32	315	320	325	331	640	651
Union Pacific Corp.
3.625% due 06/01/10	450	426	625	592	1,075	1,018
United Technologies Corp.
5.400% due 05/01/35	70	69	80	79	150	148

UnitedHealth Group, Inc.
5.250% due 03/15/11	220	220	305	304	525	524
US Bancorp
5.300% due 04/28/09	1,450	1,456	1,980	1,989	3,430	3,445
US Bank NA
5.700% due 12/15/08	70	71	70	71	140	142
USB Capital IX (ƒ)
6.189% due 04/15/42	100	102	100	102	200	204
Verizon Communications, Inc.
5.350% due 02/15/11	775	779	1,120	1,126	1,895	1,905
5.550% due 02/15/16	310	309	320	319	630	628
Verizon Global Funding Corp.
7.375% due 09/01/12	275	302	130	143	405	445
5.850% due 09/15/35	300	288	530	509	830	797
Verizon Maryland, Inc. (Ñ)
Series A
6.125% due 03/01/12	585	601	795	817	1,380	1,418
Verizon Virginia, Inc. (Ñ)
Series A
4.625% due 03/15/13	885	830	1,165	1,092	2,050	1,922
Viacom, Inc.
5.750% due 04/30/11	340	340	440	441	780	781
Wachovia Bank NA (ƒ)
Series BKNT
5.358% due 06/27/08 (Ê)			800	800	800	800
5.800% due 12/01/08	280	284	340	345	620	629
Series DPNT (Ê)
5.440% due 03/23/09			1,500	1,500	1,500	1,500
Wachovia Capital Trust III
5.800% due 03/15/42	250	252	350	353	600	605
Wachovia Corp.
5.506% due 10/15/11 (Ê)			1,800	1,799	1,800	1,799
5.700% due 08/01/13	2,260	2,315	3,195	3,273	5,455	5,588
5.250% due 08/01/14	795	788	1,155	1,145	1,950	1,933
5.625% due 10/15/16	400	404			400	404
Waste Management, Inc.
6.375% due 11/15/12	555	580	835	873	1,390	1,453
WellPoint, Inc.
5.850% due 01/15/36	100	98	160	157	260	255
Wells Fargo & Co.
5.490% due 09/15/09 (Ê)			2,900	2,905	2,900	2,905
5.300% due 08/26/11	340	342	1,680	1,692	2,020	2,034
4.950% due 10/16/13	215	210	240	235	455	445
Wells Fargo Bank NA
5.750% due 05/16/16	220	226	425	437	645	663
Weyerhaeuser Co.
6.750% due 03/15/12	1,675	1,754	2,435	2,550	4,110	4,304
Wyeth
6.950% due 03/15/11	1,985	2,115	2,850	3,037	4,835	5,152
5.500% due 03/15/13	100	101	130	131	230	232
5.500% due 02/01/14	55	55	85	85	140	140
XTO Energy, Inc.
7.500% due 04/15/12	40	44	210	230	250	274
Zurich Capital Trust I(þ)
8.376% due 06/01/37	1,365	1,434	1,250	1,313	2,615	2,747

		230,061		331,208		561,269

International Debt - 3.5%
Abbey National PLC(Ê)(ƒ)
6.700% due 06/29/49	720	734	550	561	1,270	1,295
Aiful Corp.(Å)
5.000% due 08/10/10	300	292	300	292	600	584
Anadarko Finance Co.
Series B
7.500% due 05/01/31	515	597	770	892	1,285	1,489
ANZ National International, Ltd.(Ê)(þ)
5.539% due 08/07/09			2,800	2,797	2,800	2,797
Apache Finance Canada Corp.
4.375% due 05/15/15	440	408	545	506	985	914
Arch Capital Group, Ltd.
7.350% due 05/01/34	175	195	240	267	415	462
AXA SA
8.600% due 12/15/30	1,245	1,635	1,655	2,174	2,900	3,809

Banque Centrale de Tunisie
8.250% due 09/19/27	550	674			550	674
BNP Paribas(ƒ)(þ)
5.186% due 06/29/49	800	763			800	763
British Telecommunications PLC (Ê) (ƒ)
8.875% due 12/15/30	145	196	215	291	360	487
China Development Bank
5.000% due 10/15/15	100	98	100	98	200	196
CIT Group Funding Co. of Canada
5.600% due 11/02/11	220	222	310	313	530	535
Conoco Funding Co.
6.350% due 10/15/11	885	931	1,330	1,400	2,215	2,331
Corp. Nacional del Cobre de Chile(Ñ)(Å)
6.150% due 10/24/36	100	102			100	102
Crest, Ltd. (þ)
Series 2003-2A Class C2
5.709% due 12/28/38	1,710	1,689	2,130	2,104	3,840	3,793
Deutsche Telekom International Finance BV
5.569% due 03/23/09 (Ê)	900	900			900	900
8.000% due 06/15/10	545	595	710	775	1,255	1,370
5.750% due 03/23/16	300	296	300	296	600	592
8.250% due 06/15/30	155	193	255	317	410	510
Egypt Government AID Bonds
4.450% due 09/15/15	660	639	915	886	1,575	1,525
Eksportfinans ASA
5.500% due 05/25/16	450	465	610	630	1,060	1,095
Export-Import Bank of China(þ)
4.875% due 07/21/15	465	450	640	620	1,105	1,070
Export-Import Bank of Korea
4.125% due 02/10/09 (þ)	255	249	290	283	545	532
5.125% due 02/14/11			235	234	235	234
Falconbridge, Ltd.
6.000% due 10/15/15	405	407	565	568	970	975
Glitnir Banki HF(Å)
6.330% due 07/28/11	270	278	—	—	270	278
6.693% due 06/15/16	450	464	570	588	1,020	1,052
HBOS PLC(ƒ)(þ)
5.920% due 09/29/49	100	98	100	98	200	196
HBOS Treasury Services PLC (Ê)(þ)
Series Mtn
5.414% due 07/17/09			1,300	1,300	1,300	1,300
HSBC Holdings PLC
6.500% due 05/02/36	145	157	200	217	345	374
Ispat Inland ULC
9.750% due 04/01/14	610	683	835	935	1,445	1,618
Kaupthing Bank Hf
6.062% due 04/12/11 (Ê)(þ)	750	750	1,020	1,020	1,770	1,770
5.750% due 10/04/11 (Ñ)(Å)	100	100	110	110	210	210
7.125% due 05/19/16 (Å)	1,250	1,332	1,730	1,843	2,980	3,175
Klio Funding, Ltd. (Ê)(þ)
Series 2004-1A Class A1
6.030% due 04/23/39	1,515	1,526	2,180	2,196	3,695	3,722
Korea Development Bank(Ñ)
4.250% due 11/13/07	605	598	725	717	1,330	1,315
Korea Electric Power Corp.(þ)
5.125% due 04/23/34	125	124	145	143	270	267
Mexico Government International Bond
5.625% due 01/15/17	16	16	26	26	42	42
8.300% due 08/15/31	945	1,202	855	1,087	1,800	2,289
Series MTNA
7.500% due 04/08/33	1,071	1,256	1,641	1,925	2,712	3,181
Mizuho Financial Group Cayman, Ltd.(þ)
5.790% due 04/15/14	315	319	445	451	760	770
MUFG Capital Finance 1, Ltd.(ƒ)
6.346% due 07/25/49	200	202	270	273	470	475
National Australia Bank, Ltd.(Ê)(þ)
1.000% due 09/11/09	500	500			500	500
Newcastle CDO, Ltd. (þ)
Series 2004-4A Class 3FX
5.110% due 03/24/39	845	803	1,090	1,036	1,935	1,839
Petrobras International Finance Co.
6.125% due 10/06/16	390	390	550	550	940	940
Petroleum Export, Ltd. (þ)
5.265% due 06/15/11	93	90	93	91	186	181

Province of Quebec Canada
5.000% due 07/17/09 (Ñ)			40	40	40	40
Series PJ
6.125% due 01/22/11	1,100	1,144	1,430	1,487	2,530	2,631
Ras Laffan Liquefied Natural Gas Co., Ltd. II (þ)
5.298% due 09/30/20	435	420	600	579	1,035	999
Ras Laffan Liquefied Natural Gas Co., Ltd. III(þ)
5.838% due 09/30/27	250	243	300	291	550	534
Resona Bank, Ltd.(ƒ)(þ)
5.850% due 09/29/49	375	367	575	563	950	930
Resona Preferred Global Securities Cayman, Ltd.(ƒ)(Ñ)(Å)
7.191% due 12/29/49	300	315	375	393	675	708
Royal Bank of Scotland Group PLC (ƒ)
Series 1
9.118% due 03/31/49	200	223			200	223
Royal Bank of Scotland PLC
5.570% due 07/21/08			800	800	800	800
5.770% due 07/06/12 (Ê)	2,400	2,404	3,300	3,305	5,700	5,709
Royal KPN NV
8.000% due 10/01/10	550	596	730	792	1,280	1,388
Russia Government International Bond
5.000% due 03/31/30 (þ)	565	633	775	868	1,340	1,501
Series REGS
5.000% due 03/31/30	1,150	1,288	1,690	1,893	2,840	3,181
Santander Financial Issuances
6.375% due 02/15/11	120	125	120	125	240	250
Sanwa Finance Aruba AEC
8.350% due 07/15/09	460	495	510	548	970	1,043
Shinsei Finance Cayman, Ltd. (Å) (ƒ)
6.418% due 01/29/49	400	402	660	664	1,060	1,066
Siemens Financieringsmaatschappij NV (þ)
5.466% due 08/14/09 (Ê)			1,500	1,499	1,500	1,499
5.750% due 10/17/16	1,025	1,046	1,445	1,475	2,470	2,521
6.125% due 08/17/26	3,725	3,875	5,265	5,477	8,990	9,352
Sumitomo Mitsui Banking Corp. (ƒ)(þ)
5.625% due 07/29/49	145	142	200	196	345	338
Systems 2001 AT LLC(þ)
7.156% due 12/15/11	271	281	181	187	452	468
Telecom Italia Capital SA
6.108% due 07/18/11 (Ê)			1,100	1,097	1,100	1,097
5.250% due 10/01/15	2,470	2,310	3,500	3,273	5,970	5,583
Telefonica Emisiones SAU(Ê)
5.629% due 06/19/09	800	801	1,000	1,001	1,800	1,802
Telefonica Europe BV
7.750% due 09/15/10	1,910	2,067	2,615	2,830	4,525	4,897
Telefonos de Mexico SA de CV
4.500% due 11/19/08	515	505	495	486	1,010	991
TELUS Corp.
8.000% due 06/01/11	755	833	1,180	1,301	1,935	2,134
TNK-BP Finance SA (Å)
Series 144a
7.500% due 07/18/16	400	419	430	450	830	869
Transocean, Inc.(Ê)
5.591% due 09/05/08	500	500	800	800	1,300	1,300
Tyco International Group SA
6.750% due 02/15/11	600	635	885	936	1,485	1,571
6.375% due 10/15/11	355	373	445	467	800	840
6.000% due 11/15/13	720	747	905	940	1,625	1,687
7.000% due 06/15/28	30	34	40	45	70	79
6.875% due 01/15/29	90	101	120	135	210	236
UFJ Finance Aruba AEC
6.750% due 07/15/13			60	64	60	64
Unicredit Luxembourg Finance SA(Ê)(Å)
5.426% due 10/24/08			4,100	4,099	4,100	4,099
Vale Overseas, Ltd.
6.250% due 01/11/16	200	201	265	267	465	468
Vodafone Group PLC
7.750% due 02/15/10	375	402	525	563	900	965
VTB Capital SA(Ê)(Å)
5.970% due 08/01/08			800	800	800	800
WEA Finance LLC/WCI Finance LLC(Å)
5.700% due 10/01/16	1,820	1,823	2,575	2,579	4,395	4,402

		49,368		74,225		123,593

Loan Agreements - 0.3%
Starbound Reinsurance, Ltd., Term Loan B
6.738% due 03/31/08	4,000	4,000	6,000	6,000	10,000	10,000

Mortgage-Backed Securities - 53.0%
Adjustable Rate Mortgage Trust (Ê)
Series 2005-3 Class 8A2
5.560% due 07/25/35	545	547	793	794	1,338	1,341
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	346	337	518	505	864	842
Series 2005-2 Class 5A2
5.470% due 09/25/35	719	719	955	955	1,674	1,674
Series 2005-3 Class 3A2
5.500% due 09/25/35	570	570	940	940	1,510	1,510
Series 2005-4 Class 1A1
5.610% due 11/25/45	1,360	1,367	1,921	1,929	3,281	3,296
Arcap Reit, Inc. (þ)
Series 2004-RR3 Class B
5.040% due 09/21/45	420	407	460	446	880	853
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	885	880	1,050	1,044	1,935	1,924
Series 2004-4 Class A3
4.128% due 07/10/42	580	565	685	668	1,265	1,233
Series 2005-2 Class A4
4.783% due 07/10/43	865	849	1,205	1,182	2,070	2,031
Series 2005-3 Class A2
4.501% due 07/10/43	445	436	610	598	1,055	1,034
Series 2005-3 Class A4
4.668% due 07/10/43	1,200	1,150	1,700	1,630	2,900	2,780
Series 2005-5 Class A4
5.115% due 10/10/45	1,625	1,605	2,225	2,198	3,850	3,803
Series 2005-6 Class A1
5.001% due 09/10/47	1,766	1,762	2,658	2,652	4,424	4,414
Series 2005-6 Class A2
5.165% due 09/10/47	1,275	1,277	1,760	1,762	3,035	3,039
Series 2006-1 Class A4
5.372% due 09/10/45	305	307	420	423	725	730
Series 2006-3 Class A4
5.889% due 07/10/44	1,030	1,074	1,420	1,481	2,450	2,555
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	937	918	1,293	1,266	2,230	2,184
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	484	473	565	552	1,049	1,025
Series 2006-3 Class 5A8
5.500% due 03/25/36	820	816	1,130	1,125	1,950	1,941
Series 2006-A Class 3A2
5.919% due 02/20/36	4,201	4,243	5,818	5,876	10,019	10,119
Series 2006-A Class 4A1 (Ê)
5.567% due 02/20/36	906	906	1,603	1,603	2,509	2,509
Series 2006-B Class 7A1 (Ê)
5.899% due 03/20/36	941	944	1,792	1,797	2,733	2,741
Series 2006-G Class 2A1 (Ê)
5.550% due 07/20/36	1,206	1,204	1,710	1,707	2,916	2,911
Series 2006-G Class 2A2 (Ê)
5.410% due 07/20/36	1,148	1,146	1,625	1,623	2,773	2,769
Banc of America Mortgage Securities
Series 2003-9 Class 1A12 (Ê)
5.770% due 12/25/33	1,212	1,217	1,690	1,697	2,902	2,914
Series 2004-1 Class 5A1
6.500% due 09/25/33	40	40	40	40	80	80
Series 2004-11 Class 2A1
5.750% due 01/25/35	759	749	1,104	1,090	1,863	1,839
Series 2004-2 Class 5A1
6.500% due 10/25/31	138	141			138	141
Series 2005-L Class 3A1 (Ê)
5.453% due 01/25/36	443	441	611	609	1,054	1,050
Series 2006-2 Class A15
6.000% due 07/25/36	962	968	1,344	1,353	2,306	2,321

Bank of America Alternative Loan Trust
Series 2003-10 Class 2A2 (Ê)
5.770% due 12/25/33	455	458	631	635	1,086	1,093
Series 2003-2 Class CB2 (Ê)
5.820% due 04/25/33	198	199	288	289	486	488
Series 2006-5 Class CB17
6.000% due 06/25/36	737	739	1,002	1,004	1,739	1,743
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A1
5.623% due 02/25/33			39	39	39	39
Series 2002-11 Class 1A2
5.328% due 02/25/33			57	57	57	57
Series 2003-1 Class 6A1
5.059% due 04/25/33			145	145	145	145
Series 2004-4 Class A4
3.516% due 06/25/34	380	371	580	567	960	938
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	699	701	890	892	1,589	1,593
Series 2006-4 Class 32A1
6.486% due 07/25/36	3,616	3,689	8,029	8,193	11,645	11,882
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR Class A1
4.386% due 02/11/41	429	424	560	554	989	978
Chase Mortgage Finance Corp. (Ê)
Series 2005-A1 Class 2A2
5.250% due 12/25/35	1,804	1,788	2,518	2,496	4,322	4,284
Series 2006-A1 Class 1A1
6.075% due 09/25/36	1,776	1,783	2,452	2,461	4,228	4,244
Series 2006-A1 Class 4A1
6.072% due 09/25/36	1,299	1,302	1,577	1,581	2,876	2,883
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB Class A2 (Ê)
4.306% due 02/25/34	142	142			142	142
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	182	179	274	269	456	448
Series 2006-WF1 Class A2F
5.657% due 03/01/36	565	565	780	780	1,345	1,345
Series 2006-WFH Class A1 (Ê)
5.410% due 11/25/36	2,600	2,602			2,600	2,602
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3 Class A5
5.617% due 10/15/48	540	543	750	754	1,290	1,297
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	498	501	733	736	1,231	1,237
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class A3
6.040% due 09/15/30	3,715	3,751	4,770	4,816	8,485	8,567
Countrywide Alternative Loan Trust
5.500% due 05/31/35			800	800	800	800
Series 2004-2CB Class 1A4 (Ê)
5.720% due 03/25/34	810	812	1,120	1,123	1,930	1,935
Series 2005-56 Class 3A1 (Ê)
5.620% due 11/25/35			1,119	1,123	1,119	1,123
Series 2005-56 Class 4A1 (Ê)
5.640% due 11/25/35	1,521	1,526	2,029	2,035	3,550	3,561
Series 2005-59 Class 1A1 (Ê)
5.656% due 11/20/35	1,775	1,781	2,397	2,404	4,172	4,185
Series 2005-J12 Class 2A1 (Ê)
5.600% due 11/25/35	1,374	1,377	1,894	1,898	3,268	3,275
Series 2005-J13 Class 2A3
5.500% due 11/25/35	289	289	393	392	682	681
Series 2005-J8 Class 1A3
5.500% due 07/25/35	689	688	964	963	1,653	1,651
Series 2006-9T1 Class A7
6.000% due 05/25/36	383	387	531	537	914	924
Series 2006-J2 Class A3
6.000% due 04/25/36	573	579	803	810	1,376	1,389
Countrywide Asset-Backed Certificates (Ê)
Series 2005-IM2 Class A3
5.590% due 01/25/36	2,535	2,539	3,475	3,481	6,010	6,020
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
5.720% due 09/25/34	705	708	976	980	1,681	1,688

Series 2004-7 Class 5A2 (Ê)
5.600% due 05/25/34	132	132			132	132
Series 2005-3 Class 1A2 (Ê)
5.620% due 04/25/35	106	106	158	159	264	265
Series 2005-3 Class 1A3 (Ê)
5.570% due 04/25/35			533	533	533	533
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	174	172			174	172
Series 2005-R3 Class AF (Å)(Ê)
5.730% due 09/25/35	1,323	1,330	1,868	1,878	3,191	3,208
Series 2006-HYB Class 2A1A
5.702% due 05/20/36	914	922	1,188	1,199	2,102	2,121
Countrywide Securities Corp.
5.500% due 12/25/46			900	900	900	900
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C5 Class A1
3.093% due 12/15/36	1,349	1,313	1,760	1,713	3,109	3,026
Series 2004-C1 Class A3
4.321% due 01/15/37			1,096	1,062	1,096	1,062
Series 2005-C4 Class A3
5.120% due 08/15/38	5,050	5,025	6,620	6,587	11,670	11,612
Series 2005-C6 Class A1
4.938% due 12/15/40	1,175	1,170	1,693	1,685	2,868	2,855
Series 2005-C6 Class A4
5.230% due 12/15/40	1,265	1,259	1,825	1,817	3,090	3,076
Credit Suisse Morgan Stanley Commercial Mortgage Trust (Ê)(þ)
Series 2006-HC1 Class A1
5.510% due 05/15/23	1,445	1,445	1,970	1,971	3,415	3,416
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class A1
4.367% due 07/15/10	399	393	550	542	949	935
Series 2006-C1 Class AAB
5.681% due 02/15/39	945	960	1,305	1,326	2,250	2,286
Series 2006-C2 Class A1
5.250% due 03/15/39	864	867	1,176	1,181	2,040	2,048
Series 2006-C2 Class A2
5.659% due 03/15/39	870	893	1,185	1,216	2,055	2,109
Series 2006-C4 Class A1
4.771% due 09/15/39	2,390	2,369	3,384	3,354	5,774	5,723
Series 2006-C4 Class A3
5.467% due 09/15/39	1,210	1,223	1,710	1,728	2,920	2,951
Series 2006-TFL Class A1 (Ê)(þ)
5.440% due 04/15/21	1,841	1,841	2,512	2,513	4,353	4,354
CS First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	284	289	417	424	701	713
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3					—	—
5.024% due 08/25/35	840	856	1,145	1,166	1,985	2,022
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	572	577	708	714	1,280	1,291
Downey Savings & Loan Association Mortgage Loan Trust (Ê)
Series 2004-AR3 Class 1A1B
6.910% due 07/19/44	282	285	351	354	633	639
Series 2005-AR6 Class 2A1A (Ê)
5.610% due 10/19/45	1,410	1,415			1,410	1,415
Fannie Mae
7.000% due 2008			7	7	7	7
7.000% due 2009			20	20	20	20
8.000% due 2010			1	1	1	1
7.000% due 2011	8	8	10	10	18	18
8.000% due 2011	4	4	2	2	6	6
5.363% due 2012 (Ê)	598	599	835	837	1,433	1,436
7.000% due 2012			4	4	4	4
5.500% due 2013	14	14			14	14
6.500% due 2013	48	49	27	28	75	77
5.500% due 2014			31	31	31	31
6.500% due 2015	29	30	20	20	49	50
7.000% due 2015	10	10	12	12	22	22
5.500% due 2016			6	6	6	6
6.000% due 2016	112	114	82	83	194	197
6.500% due 2016	33	34	116	119	149	153
9.000% due 2016			3	3	3	3
5.000% due 2017	252	249	1,698	1,677	1,950	1,926

5.500% due 2017	20	20	907	911	927	931
6.000% due 2017	1,472	1,497	171	173	1,643	1,670
6.500% due 2017	356	363	460	470	816	833
7.500% due 2017	1	1			1	1
8.000% due 2017			38	40	38	40
8.500% due 2017			6	6	6	6
9.000% due 2017	1	1			1	1
4.500% due 2018	4,052	3,929	4,912	4,764	8,964	8,693
5.000% due 2018	3,334	3,292	1,980	1,956	5,314	5,248
5.500% due 2018	401	402	614	617	1,015	1,019
6.500% due 2018	372	385	332	344	704	729
4.500% due 2019	1,311	1,270	4,842	4,689	6,153	5,959
5.000% due 2019	10,660	10,514	10,257	10,116	20,917	20,630
6.500% due 2019	191	196	148	151	339	347
4.000% due 2020	3,458	3,274	6,148	5,822	9,606	9,096
4.500% due 2020	8,621	8,346	9,627	9,320	18,248	17,666
5.000% due 2020	12,165	11,992	5,204	5,135	17,369	17,127
6.500% due 2020	74	76	57	59	131	135
8.000% due 2020			6	6	6	6
4.000% due 2021	882	836	182	172	1,064	1,008
4.500% due 2021			599	579	599	579
5.000% due 2021	995	980	3,349	3,299	4,344	4,279
6.000% due 2021	996	1,010			996	1,010
6.500% due 2022			84	87	84	87
8.000% due 2024	141	149	98	103	239	252
8.500% due 2024	27	28			27	28
9.000% due 2024	7	7			7	7
7.000% due 2025	29	30	8	8	37	38
8.000% due 2025	1	1			1	1
8.500% due 2025	25	26	4	4	29	30
7.000% due 2026	30	31	5	5	35	36
9.000% due 2026	6	6			6	6
7.000% due 2027	10	10			10	10
9.000% due 2027	1	1			1	1
6.500% due 2028	558	571	405	419	963	990
7.000% due 2028			369	382	369	382
6.500% due 2029	1,202	1,236	1,386	1,425	2,588	2,661
7.000% due 2029	167	173			167	173
6.500% due 2030	9	10	195	201	204	211
8.000% due 2030	169	179	178	187	347	366
6.500% due 2031	189	194	805	825	994	1,019
8.000% due 2031	165	174			165	174
5.500% due 2032	78	77			78	77
6.000% due 2032	1,687	1,703	1,444	1,458	3,131	3,161
6.500% due 2032	2,023	2,073	2,578	2,642	4,601	4,715
7.000% due 2032	748	771	916	945	1,664	1,716
8.000% due 2032	6	7			6	7
3.950% due 2033 (Ê)	609	595	839	820	1,448	1,415
4.500% due 2033	1,060	997	1,596	1,502	2,656	2,499
4.644% due 2033 (Ê)	377	376	518	517	895	893
5.000% due 2033	8,181	7,919	11,697	11,322	19,878	19,241
5.500% due 2033	20,772	20,585	37,061	36,723	57,833	57,308
6.000% due 2033	900	907	2,330	2,351	3,230	3,258
6.500% due 2033	1,154	1,180	1,423	1,455	2,577	2,635
7.000% due 2033			379	391	379	391
4.500% due 2034	1,371	1,288	754	709	2,125	1,997
5.000% due 2034	12,932	12,514	17,949	17,367	30,881	29,881
5.500% due 2034	35,222	34,876	34,422	34,086	69,644	68,962
6.000% due 2034	9,346	9,418	11,058	11,143	20,404	20,561
6.500% due 2034	1,039	1,061	2,352	2,401	3,391	3,462
4.500% due 2035	3,895	3,658	6,857	6,437	10,752	10,095
4.554% due 2035 (Ê)	1,026	1,020			1,026	1,020
5.000% due 2035	7,705	7,448	13,681	13,219	21,386	20,667
5.500% due 2035	56,622	56,008	82,424	81,549	139,046	137,557
6.000% due 2035	4,347	4,377	6,986	7,029	11,333	11,406
6.500% due 2035			139	143	139	143
6.559% due 2035 (Ê)	898	924			898	924
6.565% due 2035 (Ê)	1,466	1,509			1,466	1,509
6.566% due 2035 (Ê)	642	661			642	661
6.663% due 2035 (Ê)			372	382	372	382
6.665% due 2035 (Ê)			451	464	451	464
6.665% due 2035			460	473	460	473
6.666% due 2035 (Ê)			357	367	357	367
6.671% due 2035 (Ê)			443	456	443	456

4.500% due 2036			54	51	54	51
5.000% due 2036	12,979	12,535			12,979	12,535
5.500% due 2036	993	981	2,970	2,936	3,963	3,917
6.000% due 2036	8,405	8,457	13,238	13,319	21,643	21,776
6.500% due 2036	354	360	493	503	847	863
Series 1992-10 Class ZD
8.000% due 11/25/21			484	490	484	490
Series 1992-158 Class ZZ
7.750% due 08/25/22	286	303			286	303
Series 1993-134 Class H
6.500% due 08/25/08	1,011	1,015	744	747	1,755	1,762
Series 1999-56 Class Z
7.000% due 12/18/29	376	391	516	536	892	927
Series 2003-32 Class FH (Ê)
5.720% due 11/25/22	293	295	952	959	1,245	1,254
Series 2003-337 Class 1
Principal Only STRIP
Zero coupon due 07/01/33	895	659	1,247	918	2,142	1,577
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	882	196	1,241	275	2,123	471
Series 2003-78 Class FI (Ê)
5.720% due 01/25/33	651	652	901	903	1,552	1,555
Series 2004-21 Class FL (Ê)
5.670% due 11/25/32	338	338	469	469	807	807
Series 2005-65 Class FP (Ê)
5.570% due 08/25/35	503	503	696	695	1,199	1,198
15 Year TBA (Ï)
4.00%			135	128	135	128
4.50%	1,705	1,649	4,570	4,420	6,275	6,069
5.00%	14,460	14,239	19,010	18,719	33,470	32,958
5.50%	3,000	3,003	6,030	6,036	9,030	9,039
6.00%	2,485	2,523	2,435	2,472	4,920	4,995
30 Year TBA (Ï)
4.50%	1,780	1,670	2,045	1,918	3,825	3,588
5.00%	49,485	47,759	51,855	50,049	101,340	97,808
5.50%	48,150	47,572	92,125	91,026	140,275	138,598
6.00%	27,615	27,779	51,685	51,990	79,300	79,769
6.50%	21,910	22,322	32,345	32,954	54,255	55,276
Fannie Mae Grantor Trust
Series 2001-T6 Class B
6.088% due 05/25/11	1,810	1,889	1,150	1,200	2,960	3,089
Fannie Mae REMICS (Ê)
Series 2006-5 Class 3A2
4.677% due 05/25/35	100	99	200	197	300	296
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.500% due 12/25/42			79	81	79	81
Series 2004-W2 Class 5AF (Ê)
5.680% due 03/25/44	658	658			658	658
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê)
Series 2005-63 Class 1A1
5.632% due 02/25/45	127	127			127	127
FHA Project Citi 68 NP
7.430% due 06/27/21	251	254			251	254
First Horizon Alternative Mortgage Securities (Ê)
Series 2006-AA5 Class A2
6.626% due 09/25/36	576	590	805	825	1,381	1,415
Series 2006-FA3 Class A6
6.000% due 07/25/36	480	486	655	662	1,135	1,148
First Horizon Asset Securities, Inc. (Ê)
Series 2005-AR5 Class 3A1
5.525% due 10/25/35	211	211	295	295	506	506
Freddie Mac
4.500% due 01/15/13 (Ñ)	2,140	2,092	2,550	2,493	4,690	4,585
9.000% due 04/01/16			45	47	45	47
9.000% due 06/01/16	53	55			53	55
5.000% due 01/01/18	336	332			336	332
4.500% due 05/01/18			96	93	96	93
5.000% due 05/01/18			572	564	572	564
5.000% due 01/01/19			695	685	695	685
5.000% due 02/01/19	660	650			660	650
4.500% due 02/01/20			540	521	540	521
4.500% due 09/01/20	917	886			917	886

4.500% due 01/01/21			769	743	769	743
7.078% due 07/01/27 (Ê)	40	41			40	41
5.500% due 03/01/32	440	437			440	437
5.500% due 08/01/33	110	109	631	626	741	735
4.688% due 04/01/34			577	579	577	579
4.688% due 08/01/34 (Ê)	419	420			419	420
5.000% due 10/01/35	2,555	2,471	7,977	7,711	10,532	10,182
5.000% due 01/01/36			4,600	4,446	4,600	4,446
5.000% due 03/01/36	2,875	2,779			2,875	2,779
8.500% due 01/01/36			1	1	1	1
5.500% due 10/01/36	190	188			190	188
Series 1991-105 Class G
7.000% due 03/15/21			47	47	47	47
Series 1993-160 Class I
Interest Only STRIP
6.500% due 11/15/08	93	4			93	4
Series 1998-210 Class ZM
6.000% due 12/15/28	732	738			732	738
Series 2000-226 Class F (Ê)
5.780% due 11/15/30	13	13			13	13
Series 2001-229 Class KF (Ê)
5.570% due 07/25/22	455	459	623	627	1,078	1,086
Series 2003-262 Class AB
2.900% due 11/15/14	684	662	902	872	1,586	1,534
Series 2004-277 Class UF (Ê)
5.630% due 06/15/33	828	829	1,203	1,205	2,031	2,034
Series 2004-281 Class DF (Ê)
5.780% due 06/15/23	251	253	350	352	601	605
Series 2005-292 Class IG
Interest Only STRIP
5.000% due 04/15/23	376	57	469	71	845	128
Series 2005-294 Class FA (Ê)
5.500% due 03/15/20	490	489	680	680	1,170	1,169
Series 2005-305 Class JF (Ê)
5.620% due 10/15/35	555	555	771	771	1,326	1,326
15 Year TBA (Ï)
5.00%	4,000	3,936	5,100	5,019	9,100	8,955
30 Year TBA (Ï)
5.00%	14,100	13,620	21,155	20,434	35,255	34,054
5.50%	15,030	14,860	27,245	26,934	42,275	41,794
6.00%	14,580	14,676	21,520	21,661	36,100	36,337
Freddie Mac Gold
7.000% due 2008	8	8	14	14	22	22
8.000% due 2009	6	6	7	7	13	13
6.000% due 2010	44	44			44	44
7.000% due 2010	75	77	8	8	83	85
8.000% due 2010	18	19	1	1	19	20
6.000% due 2011	165	169	277	279	442	448
7.000% due 2011	9	9	4	4	13	13
8.000% due 2011			15	16	15	16
6.000% due 2012	4	4	6	6	10	10
8.000% due 2012			7	7	7	7
6.000% due 2013	100	102			100	102
7.000% due 2014			62	64	62	64
12.000% due 2014	22	23	11	12	33	35
6.000% due 2016	353	358	10	10	363	368
9.000% due 2016	24	25			24	25
6.000% due 2017	404	412	350	355	754	767
8.000% due 2017			21	22	21	22
4.500% due 2018	2,123	2,053	1,743	1,687	3,866	3,740
5.000% due 2018	744	734	478	472	1,222	1,206
4.500% due 2019			666	645	666	645
5.000% due 2019			437	430	437	430
5.500% due 2019	875	876	951	953	1,826	1,829
4.500% due 2020			797	770	797	770
5.000% due 2020			694	683	694	683
5.500% due 2020	2,227	2,231	2,998	3,003	5,225	5,234
9.000% due 2024			5	6	5	6
6.500% due 2025	18	19	5	5	23	24
8.000% due 2025	33	35			33	35
8.500% due 2025			24	26	24	26
9.000% due 2025			8	9	8	9
9.000% due 2026	1	1	1	1	2	2
6.500% due 2027	3	3			3	3

8.500% due 2027	68	73	101	109	169	182
6.500% due 2028	217	224			217	224
6.500% due 2029	386	395	175	179	561	574
7.222% due 2030 (Ê)	7	8	5	5	12	13
6.000% due 2031	17	17			17	17
6.500% due 2031	659	676	1,632	1,674	2,291	2,350
5.500% due 2032	3,048	3,024	4,914	4,875	7,962	7,899
6.000% due 2032			216	219	216	219
6.500% due 2032	678	695			678	695
7.000% due 2032	322	333	266	273	588	606
7.500% due 2032	85	89			85	89
5.000% due 2033	567	549	609	590	1,176	1,139
5.500% due 2033	5,936	5,888	7,400	7,340	13,336	13,228
6.000% due 2033	590	596	320	323	910	919
6.500% due 2033			605	618	605	618
4.500% due 2034	156	147	205	193	361	340
5.000% due 2034	2,513	2,434	3,349	3,245	5,862	5,679
5.500% due 2034	2,862	2,836	5,129	5,083	7,991	7,919
6.000% due 2034	861	868	1,192	1,202	2,053	2,070
6.500% due 2034	59	60	224	228	283	288
5.000% due 2035	5,175	5,003	911	881	6,086	5,884
5.500% due 2035	2,100	2,081	1,052	1,042	3,152	3,123
5.000% due 2036	1,495	1,445	3,856	3,727	5,351	5,172
Freddie Mac Reference REMICs
Series 2006-R00 Class AK
5.750% due 12/15/18	638	641	875	879	1,513	1,520
Freddie Mac REMICS
Series 2003-269 Class FE (Ê)
5.930% due 12/15/28	685	688	952	956	1,637	1,644
Series 2004-277 Class KE
3.500% due 12/15/17	456	451	636	630	1,092	1,081
Series 2006-314 Class LF (Ê)
5.620% due 05/15/36			600	599	600	599
Series 2006-323 Class PA
6.000% due 03/15/26	825	837	1,215	1,233	2,040	2,070
GE Capital Commercial Mortgage Corp.
Series 2005-C1 Class A1
4.012% due 06/10/48	550	539	707	693	1,257	1,232
Series 2005-C1 Class A5
4.772% due 06/10/48	400	387	620	600	1,020	987
Series 2006-C1 Class A4
5.339% due 03/10/44	905	912	1,250	1,260	2,155	2,172
Ginnie Mae I
6.500% due 2008	3	4	5	5	8	9
6.500% due 2009	32	32	118	118	150	150
6.500% due 2010	6	6			6	6
7.000% due 2011	14	14	1	1	15	15
9.500% due 2016	1	1	1	1	2	2
8.000% due 2017	11	11			11	11
10.500% due 2020	36	40	12	13	48	53
8.000% due 2022	23	24	26	27	49	51
8.500% due 2022	1	1	9	10	10	11
8.500% due 2024	12	13			12	13
8.000% due 2025	13	13	38	41	51	54
9.000% due 2025			230	246	230	246
8.000% due 2026	115	122			115	122
7.000% due 2029			6	6	6	6
8.000% due 2029	61	65			61	65
8.500% due 2029	21	22			21	22
8.000% due 2030	61	66	468	499	529	565
8.500% due 2030	15	16	6	6	21	22
7.000% due 2031	259	268	405	419	664	687
8.000% due 2031			2	2	2	2
7.000% due 2032	128	132	11	11	139	143
8.000% due 2032			16	17	16	17
5.000% due 2033	3,233	3,157	3,942	3,850	7,175	7,007
7.000% due 2033	17	18			17	18
5.000% due 2035	523	510	697	680	1,220	1,190
6.000% due 2035	4,829	4,896	6,128	6,214	10,957	11,110
5.500% due 2036	104	103			104	103
30 Year TBA (Ï)
5.50%	5,495	5,471	8,615	8,577	14,110	14,048
6.00%	1,000	1,013	1,100	1,115	2,100	2,128
6.50%	3,200	3,285	4,000	4,106	7,200	7,391

Ginnie Mae II
5.125% due 02/20/23 (Ê)			295	297	295	297
5.375% due 02/20/23 (Ê)			219	221	219	221
5.375% due 05/20/24 (Ê)			49	49	49	49
5.125% due 10/20/27 (Ê)	54	54			54	54
5.375% due 05/20/30 (Ê)	39	39			39	39
5.000% due 07/20/30 (Ê)	222	223			222	223
7.500% due 07/20/32	20	21			20	21
4.500% due 04/20/35	755	709	1,001	941	1,756	1,650
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class A2
6.465% due 04/15/34	510	533	760	795	1,270	1,328
Series 2005-C1 Class A2
4.471% due 05/10/43	465	456	605	594	1,070	1,050
GMAC Mortgage Corp. Loan Trust
Series 2005-AR6 Class 3A1
5.297% due 11/19/35	747	743	1,033	1,027	1,780	1,770
Series 2006-AR1 Class 1A1 (Ê)
5.633% due 03/19/36	1,836	1,844	2,545	2,556	4,381	4,400
Government National Mortgage Association (Ê)
Series 1999-40 Class FE
5.870% due 11/16/29	441	446	652	658	1,093	1,104
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
5.400% due 10/25/46	1,994	1,993	2,900	2,899	4,894	4,892
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,380	1,384	1,885	1,890	3,265	3,274
Series 2005-GG3 Class A1
3.919% due 08/10/42	704	692	888	873	1,592	1,565
Series 2005-GG5 Class A41
5.243% due 04/10/37	695	696	525	526	1,220	1,222
GS Mortgage Securities Corp. II
Series 1998-C1 Class A2
6.620% due 10/18/30	1,215	1,235	1,306	1,327	2,521	2,562
Series 2005-GG4 Class AABA
4.680% due 07/10/39	600	584	800	779	1,400	1,363
Series 2006-FL8 Class A1 (Å)(Ê)
5.430% due 01/06/08	2,680	2,680	3,780	3,780	6,460	6,460
Series 2006-GG6 Class A4
5.553% due 04/10/38	305	311	420	428	725	739
Series 2006-GG8 Class AAB
5.535% due 11/10/39	575	585	805	819	1,380	1,404
GSMPS Mortgage Loan Trust (Ê)(þ)
Series 2004-4 Class 1AF
5.720% due 06/25/34	1,211	1,217	1,579	1,586	2,790	2,803
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
2.975% due 06/19/34	1,838	1,824	2,535	2,515	4,373	4,339
Series 2005-14 Class 3A1A
5.319% due 12/19/35	219	218	308	307	527	525
Series 2005-2 Class 2A1A (Ê)
5.550% due 05/19/35			281	281	281	281
Series 2006-2 Class 1A
5.454% due 02/25/36	519	530	779	795	1,298	1,325
Series 2006-3 Class 1A1A (Ê)
6.474% due 06/19/36	6,616	6,775	8,593	8,799	15,209	15,574
HSI Asset Securitization Corp. Trust (Ê)
Series 2005-I1 Class 2A1
5.440% due 11/25/35	1,160	1,161	1,542	1,543	2,702	2,704
Impac CMB Trust (Ê)
Series 2004-2 Class A2
5.830% due 04/25/34	99	99			99	99
Series 2004-3 Class 1A
5.570% due 06/25/34	116	116	155	155	271	271
Series 2004-5 Class 1A1
5.690% due 10/25/34	455	456			455	456
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
5.650% due 03/25/36	1,418	1,420	2,085	2,089	3,503	3,509
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A2
5.099% due 09/25/35	353	344	493	480	846	824

Series 2005-AR2 Class 4A1
5.437% due 11/25/35	26	26	35	34	61	60
Series 2006-AR1 Class 1A1A (Ê)
5.410% due 11/25/46			800	800	800	800
Series 2006-AR3 Class 2A1A
6.410% due 03/25/36	8,191	8,367	11,345	11,589	19,536	19,956
Indymac Loan Trust (Ê)
Series 2004-L1 Class A1 (þ)
5.610% due 07/25/09	292	292	301	301	593	593
Series 2005-L1 Class A
5.520% due 06/25/10	1,000	1,002	1,229	1,231	2,229	2,233
Series 2005-L2 Class A1
5.540% due 01/25/11	1,292	1,295	3,048	3,054	4,340	4,349
JP Morgan Alternative Loan Trust
Series 2006-A2 Class 3A1
5.925% due 05/25/36	3,026	3,062	4,206	4,256	7,232	7,318
Series 2006-A2 Class 5A1
6.360% due 05/25/36	1,740	1,748	2,383	2,394	4,123	4,142
Series 2006-A3 Class 1A2 (Ê)
5.400% due 07/25/36	1,486	1,483	2,021	2,018	3,507	3,501
Series 2006-A4 Class A4 (Ê)
5.400% due 08/25/36	1,143	1,142	1,545	1,545	2,688	2,687
Series 2006-A6 Class 1A2 (Ê)
5.390% due 11/25/36	1,610	1,610	2,335	2,335	3,945	3,945
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7 Class A3
4.449% due 01/12/38	940	916	1,250	1,219	2,190	2,135
Series 2004-LN2 Class A1
4.475% due 07/15/41	689	673	849	829	1,538	1,502
Series 2005-CB1 Class A1
4.520% due 08/12/37	1,024	1,012	1,336	1,321	2,360	2,333
Series 2005-CB1 Class A2
5.247% due 01/12/43	2,550	2,558	3,515	3,526	6,065	6,084
Series 2005-CB1 Class A4
4.895% due 09/12/37	80	78	80	78	160	156
5.294% due 01/12/43	200	201			200	201
Series 2005-FL1 Class A1 (þ)(Ê)
5.430% due 02/15/19	940	940	1,225	1,225	2,165	2,165
Series 2005-LDP Class A1
5.035% due 12/15/44	3,225	3,216	4,443	4,431	7,668	7,647
4.116% due 03/15/46	512	504	639	628	1,151	1,132
Series 2005-LDP Class A3
4.959% due 08/15/42	690	680	915	902	1,605	1,582
5.208% due 12/15/44	2,845	2,849	3,925	3,931	6,770	6,780
Series 2005-LDP Class A3A1
4.871% due 10/15/42	630	620	860	847	1,490	1,467
Series 2005-LDP Class A4
4.918% due 10/15/42	400	390	900	877	1,300	1,267
5.179% due 12/15/44	1,375	1,374	1,940	1,939	3,315	3,313
Series 2006-CB1 Class A3A (þ)
5.491% due 12/12/44	1,370	1,388	1,875	1,900	3,245	3,288
Series 2006-CB1 Class A4
5.814% due 06/12/43	725	753	985	1,023	1,710	1,776
5.481% due 12/12/44	460	466	630	638	1,090	1,104
5.817% due 05/12/45	1,685	1,715	2,370	2,413	4,055	4,128
Series 2006-CB1 Class ASB
5.506% due 12/12/44	365	369	500	506	865	875
Series 2006-FL1 Class A1A (þ)(Ê)
5.410% due 02/15/20	2,584	2,585	3,545	3,546	6,129	6,131
Series 2006-LDP Class A2
5.862% due 04/15/45	1,975	2,037	2,685	2,769	4,660	4,806
Series 2006-LDP Class A4
5.876% due 04/15/45	2,790	2,925	3,800	3,984	6,590	6,909
5.561% due 05/15/45	830	835	1,160	1,167	1,990	2,002
JP Morgan Mortgage Trust
Series 2005-A2 Class 3A1
4.909% due 04/25/35	1,213	1,199	1,520	1,502	2,733	2,701
Series 2005-A3 Class 6A1
4.913% due 06/25/35	1,613	1,591	2,226	2,195	3,839	3,786
Series 2005-A6 Class 2A2
4.977% due 08/25/35	1,168	1,155	1,554	1,537	2,722	2,692
Series 2006-A2 Class 1A1
5.473% due 04/25/36	1,781	1,774	2,442	2,433	4,223	4,207
Series 2006-A6 Class 3A1
6.165% due 10/25/36	1,377	1,386	4,058	4,085	5,435	5,471

LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	248	252	178	181	426	433
Series 2003-C3 Class A1
2.599% due 05/15/27	519	504	680	660	1,199	1,164
Series 2004-C2 Class A1
2.946% due 03/15/29	1,398	1,343	1,765	1,697	3,163	3,040
Series 2004-C4 Class A3
5.154% due 06/15/29	1,180	1,184	1,455	1,460	2,635	2,644
Series 2005-C3 Class A5
4.739% due 07/15/30	340	328	480	463	820	791
Series 2005-C3 Class AAB
4.664% due 07/15/30	400	389	600	584	1,000	973
Series 2006-C4 Class A4
5.900% due 06/15/38	315	331	430	452	745	783
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(þ)
Series 2006-LLF Class A1
5.400% due 09/15/21	580	580	870	870	1,450	1,450
Lehman Mortgage Trust
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,155	1,158	1,605	1,609	2,760	2,767
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
5.630% due 11/25/35	1,160	1,164	1,569	1,574	2,729	2,738
Series 2005-7N Class 1A1B
5.630% due 12/25/35	786	790			786	790
Mach One Trust Commercial Mortgage-Backed (þ)
Series 2004-1A Class A3
5.220% due 05/28/40	1,350	1,318	1,480	1,445	2,830	2,763
Mastr Adjustable Rate Mortgages Trust
Series 2006-2 Class 3A1
4.848% due 01/25/36	956	946	1,242	1,230	2,198	2,176
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.660% due 06/25/33	348	350	481	485	829	835
Series 2004-10 Class 5A6
5.750% due 09/25/34	505	505	690	690	1,195	1,195
Mastr Asset Securitization Trust
Series 2003-11 Class 6A8 (Ê)
5.820% due 12/25/33	766	770	1,063	1,068	1,829	1,838
Series 2003-7 Class 4A35 (Ê)
5.720% due 09/25/33	808	809	1,128	1,129	1,936	1,938
Series 2004-4 Class 2A2 (Ê)
5.770% due 04/25/34	324	324	452	452	776	776
Series 2005-2 Class 1A1
5.250% due 11/25/35	1,235	1,217	1,798	1,772	3,033	2,989
Mastr Reperforming Loan Trust (Å)
Series 2005-1 Class 1A1
6.000% due 08/25/34	686	688	823	825	1,509	1,513
Merrill Lynch Mortgage Investors, Inc.
5.619% due 07/12/34			4,300	4,300	4,300	4,300
Merrill Lynch Mortgage Trust
Series 2004-MKB Class A2
4.353% due 02/12/42	820	804	925	907	1,745	1,711
Series 2005-LC1 Class A1
5.017% due 01/12/44	1,126	1,123	1,621	1,617	2,747	2,740
Series 2005-LC1 Class A2
5.202% due 01/12/44	1,265	1,267	1,795	1,798	3,060	3,065
Series 2005-MKB Class A1
4.446% due 09/12/42	914	902	1,193	1,177	2,107	2,079
Series 2005-MKB Class A4
5.204% due 09/12/42	555	552	825	820	1,380	1,372
Series 2006-C1 Class A4
5.844% due 05/12/39	660	682	900	929	1,560	1,611
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3 Class A2
5.291% due 07/12/46	1,400	1,406	1,975	1,984	3,375	3,390
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.930% due 04/25/29	150	150	216	216	366	366
Morgan Stanley Capital I
Series 2004-HQ3 Class A1
3.100% due 01/13/41	941	914	1,209	1,175	2,150	2,089

Series 2004-RR2 Class A2 (þ)
5.450% due 10/28/33	1,370	1,353	1,575	1,555	2,945	2,908
Series 2005-HQ5 Class A4
5.168% due 01/14/42	880	873	1,150	1,140	2,030	2,013
Series 2005-HQ6 Class A4A
4.989% due 08/13/42	530	519	720	705	1,250	1,224
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	750	748	985	982	1,735	1,730
Series 2005-IQ9 Class A1
3.990% due 07/15/56	574	563	717	703	1,291	1,266
Series 2005-T17 Class A5
4.780% due 12/13/41	250	242	285	276	535	518
Series 2006-HQ8 Class A4
5.388% due 03/12/44	810	821	1,120	1,136	1,930	1,957
Series 2006-HQ9 Class A4
5.731% due 07/20/44	585	603	820	845	1,405	1,448
Series 2006-XLF Class A1 (Ê)(þ)
5.410% due 07/15/19	2,774	2,774			2,774	2,774
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class A3
6.200% due 07/15/33	317	319	297	298	614	617
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	650	667	905	928	1,555	1,595
Series 2006-3AR Class 2A3
5.901% due 03/25/36	541	547	812	820	1,353	1,367
Mortgage Capital Funding, Inc.
Series 1998-MC2 Class A2
6.423% due 06/18/30	1,679	1,696	1,293	1,307	2,972	3,003
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B
6.590% due 03/15/30	784	796	978	993	1,762	1,789
Novastar Mortgage-Backed Notes (Ê)
Series 2006-MTA Class 2A1A
5.520% due 09/25/46	1,458	1,458			1,458	1,458
Novastar NIMs Trust (þ)
Series 2005-N1
4.777% due 10/26/35	65	65	68	68	133	133
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
5.720% due 02/25/34	104	105	104	104	208	209
Series 2004-CL1 Class 2A2 (Ê)
5.730% due 02/25/19	25	25	25	25	50	50
Series 2006-DR1 Class 2A2
6.000% due 11/25/36	2,300	2,284	2,900	2,880	5,200	5,164
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.920% due 04/25/34	133	134	185	186	318	320
Series 2004-QS8 Class A4 (Ê)
5.720% due 06/25/34	662	665	916	920	1,578	1,585
Series 2005-QA1 Class A41
5.725% due 09/25/35	837	841	1,163	1,169	2,000	2,010
Series 2005-QA8 Class NB3
5.504% due 07/25/35	480	482	634	637	1,114	1,119
Series 2005-QO3 Class A1 (Ê)
5.730% due 10/25/45	1,432	1,436	1,909	1,915	3,341	3,351
Series 2006-QA1 Class A21
6.001% due 01/25/36	2,662	2,693	3,743	3,788	6,405	6,481
Series 2006-QO7 Class 3A2 (Ê)
5.535% due 09/25/46	1,340	1,339	1,940	1,939	3,280	3,278
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,325	1,334	1,810	1,823	3,135	3,157
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	176	176	243	243	419	419
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	769	772	1,063	1,067	1,832	1,839
Residential Funding Mortgage Securities II (Ê)
Series 2003-S14 Class A5
5.720% due 07/25/18	938	941	568	570	1,506	1,511
Series 2003-S20 Class 1A7
5.820% due 12/25/33	243	244	161	161	404	405
Series 2003-S5 Class 1A2
5.770% due 11/25/18	389	391	539	542	928	933

Salomon Brothers Mortgage Securities VII
Series 2003-UP2 Class A1
4.000% due 12/25/18	440	415			440	415
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
5.306% due 04/20/34	968	968	1,341	1,341	2,309	2,309
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	260	272	433	453	693	725
Series 2000-10B Class 1
7.452% due 09/01/10			1,200	1,263	1,200	1,263
Small Business Administration Participation Certificates
Series 2003-20I Class 1
5.130% due 09/01/23	80	80			80	80
Series 2005-20G Class 1
4.750% due 07/01/25			2,847	2,768	2,847	2,768
Structured Adjustable Rate Mortgage Loan Trust (Ê)
Series 2005-19X Class 1A1
5.650% due 10/25/35	1,091	1,096	1,476	1,482	2,567	2,578
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR6 Class 1A3
5.514% due 07/25/36			2,644	2,650	2,644	2,650
Structured Asset Securities Corp.
Series 2004-21X Class 1A3
4.440% due 12/25/34	1,230	1,213	1,515	1,494	2,745	2,707
Thornburg Mortgage Securities Trust
Series 2005-3 Class A3 (Ê)
5.590% due 10/25/35			2,174	2,176	2,174	2,176
Series 2006-1 Class A2 (Ê)
5.480% due 01/25/36			2,700	2,695	2,700	2,695
Series 2006-1 Class A3 (Ê)
5.500% due 01/25/36	2,598	2,594			2,598	2,594
Series 2006-2 Class A1B
5.380% due 04/25/36			1,619	1,616	1,619	1,616
Series 2006-3 Class A3 (Ê)
5.440% due 06/25/36	1,953	1,948			1,953	1,948
Series 2006-5 Class A1 (Ê)
5.450% due 08/25/36			1,968	1,964	1,968	1,964
Tobacco Settlement Authority of Iowa
6.500% due 06/01/23	100	100			100	100
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9 Class A1
3.291% due 12/15/35	940	916	1,295	1,261	2,235	2,177
Series 2005-C16 Class A2
4.380% due 10/15/41	1,195	1,171	1,510	1,480	2,705	2,651
Series 2005-C17 Class A1
4.430% due 03/15/42	2,367	2,337	3,089	3,049	5,456	5,386
Series 2005-C22 Class A3
5.461% due 12/15/44	1,865	1,876	2,685	2,701	4,550	4,577
Series 2006-WL7 Class A1 (þ)(Ê)
5.490% due 08/11/18			3,100	3,100	3,100	3,100
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	275	270	375	368	650	638
Washington Mutual, Inc.
Series 2003-S9 Class A2 (Ê)
5.870% due 10/25/33	691	694	960	964	1,651	1,658
Series 2004-AR1 Class A1B1 (Ê)
5.665% due 11/25/34	220	220	234	235	454	455
Series 2005-AR1 Class 1A1
4.839% due 10/25/35	596	589	991	978	1,587	1,567
Series 2005-AR1 Class A1A1 (Ê)
5.614% due 10/25/45	1,411	1,419	1,975	1,986	3,386	3,405
Series 2005-AR1 Class A1A2 (Ê)
5.620% due 11/25/45	1,433	1,439	2,023	2,031	3,456	3,470
5.610% due 12/25/45	722	725	1,204	1,209	1,926	1,934
5.620% due 12/25/45			2,254	2,260	2,254	2,260
Series 2005-AR1 Class A1C1 (Ê)
5.510% due 12/26/45	263	263	382	382	645	645
Series 2005-AR6 Class B3 (Ê)
5.980% due 04/25/45	473	473	588	587	1,061	1,060
Series 2006-AR1 Class 2A (Ê)
5.777% due 09/25/46			797	797	797	797

Wells Fargo Mortgage Backed Securities Trust
Series 2006-2 Class 2A3
5.500% due 03/25/36		907	907	1,247	1,246	2,154	2,153
Series 2006-AR2 Class 2A1
4.950% due 03/25/36		742	736	1,020	1,012	1,762	1,748
Series 2006-AR8 Class 2A3
5.240% due 04/25/36		176	175			176	175
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.615% due 08/25/36		1,690	1,688	2,401	2,398	4,091	4,086

			787,973		1,096,194		1,884,167

Municipal Bonds - 0.2%
Badger TOB Asset Securitization Corp. Revenue Bonds weekly demand
6.375% due 06/01/32				700	760	700	760
Golden State Tobacco Securitization Corp. Revenue Bonds weekly demand
5.000% due 06/01/21				505	507	505	507
Golden State Tobacco Securitization Corp. Revenue Bonds weekly demand
6.250% due 06/01/33		650	725			650	725
New York City Municipal Water Finance Authority Revenue Bonds weekly demand
4.750% due 06/15/38				1,700	1,741	1,700	1,741
State of Texas General Obligation Unlimited weekly demand
4.750% due 04/01/35		300	308			300	308
Tobacco Settlement Financing Corp. Revenue Bonds weekly demand
5.500% due 06/01/26				1,500	1,599	1,500	1,599
6.125% due 06/01/24		150	163			150	163
6.750% due 06/01/39		700	800			700	800

			1,996		4,607		6,603

Non-US Bonds - 0.2%
Bundesrepublik Deutschland
Series 04
3.750% due 01/04/15	EUR	790	1,011	1,110	1,420	1,900	2,431
Canadian Government Bond
4.000% due 12/01/31	CAD	517	676	721	944	1,238	1,620
General Motors Corp.
8.375% due 07/05/33	EUR			90	106	90	106
Poland Government Bond
Series 0509
6.000% due 05/24/09	PLN	2,400	814	2,840	963	5,240	1,777
Quebec Residual
Zero coupon due 12/01/36	CAD	830	182	1,200	263	2,030	445

			2,683		3,696		6,379

United States Government Agencies - 4.5%
Fannie Mae
3.500% due 03/28/08		1,790	1,754	1,925	1,887	3,715	3,641
2.500% due 06/15/08 (Ñ)		3,065	2,950	4,270	4,110	7,335	7,060
4.875% due 04/15/09 (Ñ)		5,480	5,481	7,555	7,557	13,035	13,038
7.250% due 01/15/10 (Ñ)		940	1,005	3,965	4,242	4,905	5,247
3.875% due 02/15/10 (Ñ)		1,495	1,450	1,630	1,581	3,125	3,031
4.750% due 04/19/10		2,950	2,920	3,845	3,806	6,795	6,726
4.125% due 05/15/10 (Ñ)		565	551	625	610	1,190	1,161
7.125% due 06/15/10 (Ñ)		700	752	1,000	1,074	1,700	1,826
4.250% due 08/15/10 (Ñ)		7,620	7,456	11,230	10,989	18,850	18,445
5.125% due 04/15/11 (Ñ)		2,615	2,640	5,960	6,018	8,575	8,658
4.375% due 09/15/12 (Ñ)		740	721			740	721
4.375% due 03/15/13 (Ñ)		140	136			140	136
Zero coupon due 07/05/14		2,280	1,571	2,570	1,771	4,850	3,342
5.250% due 03/24/15		495	489	730	721	1,225	1,210
5.375% due 07/15/16		115	119			115	119
5.000% due 04/26/17		945	914	1,755	1,697	2,700	2,611
Zero coupon due 06/01/17 (Ñ)		1,375	809	2,180	1,282	3,555	2,091
6.625% due 11/15/30 (Ñ)		425	513	750	905	1,175	1,418
6.210% due 08/06/38		420	488	240	279	660	767

Federal Farm Credit Bank(Ñ)
5.125% due 08/25/16	740	751	1,010	1,025	1,750	1,776
Federal Home Loan Bank System
5.000% due 09/18/09 (Ñ)	6,755	6,790	9,505	9,554	16,260	16,344
5.375% due 08/19/11 (Ñ)	490	500	330	337	820	837
5.375% due 05/15/19 (Ñ)	315	321	500	510	815	831
5.125% due 08/15/19	330	332	420	422	750	754
5.500% due 07/15/36	310	327	840	887	1,150	1,214
Series 567
4.375% due 09/17/10	350	344	400	393	750	737
Series 627
4.625% due 02/08/08			—	—	—	—
Series VB15 (Ñ)
5.000% due 12/21/15	1,500	1,500	1,920	1,920	3,420	3,420
Financing Corp.
Principal Only STRIP
Zero coupon due 09/26/19	1,355	707	1,340	699	2,695	1,406
Series 1
Zero coupon due 05/11/16	140	88	185	116	325	204
Series 1P
Zero coupon due 05/11/18			90	51	90	51
Series 12P
Zero coupon due 12/06/18	420	229	765	417	1,185	646
Series 13
Zero coupon due 12/27/16	490	297	645	391	1,135	688
Series 13P
Zero coupon due 12/27/18	1,135	617	1,620	880	2,755	1,497
Series 16P
Zero coupon due 04/05/19	1,200	642	875	468	2,075	1,110
Series 19
Zero coupon due 06/06/16	410	256	545	340	955	596
Series 3P
Zero coupon due 11/30/17	300	173	395	228	695	401
Series 5P
Zero coupon due 02/08/18	110	63	155	88	265	151
Series 8P
Zero coupon due 08/03/18	1,085	603	1,455	809	2,540	1,412
Series 9P
Zero coupon due 10/06/17	540	314	710	413	1,250	727
Series A-P
Zero coupon due 10/06/17	260	151	345	201	605	352
Series B-P
Zero coupon due 04/06/18	565	320	785	444	1,350	764
Series C-P
Zero coupon due 11/30/17	870	502	1,170	675	2,040	1,177
Series E-P
Zero coupon due 11/02/18	835	458	1,105	606	1,940	1,064
Freddie Mac
4.000% due 12/15/09 (Ñ)	3,215	3,136	4,515	4,404	7,730	7,540
6.875% due 09/15/10 (Ñ)	670	717	950	1,016	1,620	1,733
5.625% due 03/15/11 (Ñ)	650	669	910	937	1,560	1,606
4.500% due 11/15/11	870	855	1,095	1,076	1,965	1,931
5.750% due 01/15/12 (Ñ)	2,415	2,510	3,195	3,320	5,610	5,830
5.125% due 07/15/12 (Ñ)	1,170	1,183	4,210	4,256	5,380	5,439
4.875% due 11/15/13 (Ñ)	2,200	2,190	3,250	3,236	5,450	5,426
5.050% due 01/26/15 (Ñ)	1,155	1,150	1,485	1,478	2,640	2,628
5.250% due 04/18/16			265	271	265	271
5.500% due 07/18/16 (Ñ)	860	895	1,880	1,956	2,740	2,851
6.750% due 03/15/31			130	160	130	160
5.625% due 11/23/35 (Ñ)	520	508	720	703	1,240	1,211
Tennessee Valley Authority
6.150% due 01/15/38	1,560	1,812	2,145	2,491	3,705	4,303

		64,629		95,707		160,336

United States Government Treasuries - 15.6%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11 (Ñ)	2,616	2,602	3,663	3,643	6,279	6,245
3.375% due 01/15/12 (Ñ)	1,941	2,029	2,647	2,767	4,588	4,796
2.000% due 07/15/14 (Ñ)	5,727	5,579	8,064	7,855	13,791	13,434
1.625% due 01/15/15 (Ñ)	53	50	160	151	213	201
1.875% due 07/15/15 (Ñ)	2,474	2,382	3,795	3,654	6,269	6,036
2.500% due 07/15/16	2,110	2,140	2,948	2,990	5,058	5,130
2.375% due 01/15/25 (Ñ)	4,943	5,004	6,111	6,186	11,054	11,190
2.000% due 01/15/26 (Ñ)	2,116	2,022	3,575	3,417	5,691	5,439
3.625% due 04/15/28 (Ñ)	756	934	630	778	1,386	1,712

United States Treasury Notes
3.000% due 11/15/07 (Ñ)	800	785			800	785
4.375% due 12/31/07 (Ñ)	6,360	6,324	22,425	22,298	28,785	28,622
3.000% due 02/15/08 (Ñ)			130	127	130	127
3.375% due 02/15/08 (Ñ)	820	805	1,335	1,311	2,155	2,116
3.750% due 05/15/08 (Ñ)	10,600	10,443	770	759	11,370	11,202
3.125% due 09/15/08 (Ñ)			8,925	8,676	8,925	8,676
4.375% due 11/15/08			17,080	16,975	17,080	16,975
3.250% due 01/15/09 (Ñ)	14,345	13,927	17,630	17,116	31,975	31,043
3.875% due 05/15/09 (Ñ)			580	570	580	570
4.000% due 06/15/09 (Ñ)	325	320	6,630	6,529	6,955	6,849
3.375% due 10/15/09	2,690	2,646	3,000	2,900	5,690	5,546
3.625% due 01/15/10 (Ñ)			12,010	11,664	12,010	11,664
3.500% due 02/15/10 (Ñ)	9,540	9,224			9,540	9,224
4.000% due 03/15/10 (Ñ)	14,010	13,754	18,665	18,324	32,675	32,078
4.000% due 04/15/10 (Ñ)			230	226	230	226
4.125% due 08/15/10 (Ñ)	455	448	1,560	1,536	2,015	1,984
3.875% due 09/15/10 (Ñ)	4,200	4,096	6,680	6,515	10,880	10,611
4.375% due 12/15/10 (Ñ)	2,475	2,456	6,630	6,581	9,105	9,037
4.500% due 02/28/11			880	878	880	878
4.875% due 04/30/11 (Ñ)	9,635	9,750	21,565	21,822	31,200	31,572
4.625% due 08/31/11 (Ñ)			3,400	3,407	3,400	3,407
14.000% due 11/15/11 (Ñ)	1,170	1,174			1,170	1,174
4.375% due 08/15/12 (Ñ)	7,140	7,075	8,875	8,794	16,015	15,869
4.000% due 11/15/12 (Ñ)	4,810	4,667	9,925	9,630	14,735	14,297
10.375% due 11/15/12 (Ñ)	2,090	2,206			2,090	2,206
4.250% due 08/15/13 (Ñ)	3,880	3,805	8,095	7,938	11,975	11,743
12.000% due 08/15/13 (Ñ)			315	354	315	354
4.250% due 11/15/13 (Ñ)	3,775	3,700	6,320	6,194	10,095	9,894
4.750% due 05/15/14 (Ñ)	3,970	4,010	7,655	7,732	11,625	11,742
13.250% due 05/15/14 (Ñ)			510	614	510	614
12.500% due 08/15/14 (Ñ)			760	915	760	915
4.250% due 11/15/14 (Ñ)	4,550	4,445	3,985	3,893	8,535	8,338
4.125% due 05/15/15 (Ñ)	8,095	7,827	13,280	12,841	21,375	20,668
4.250% due 08/15/15 (Ñ)	3,070	2,993	6,475	6,312	9,545	9,305
5.125% due 05/15/16 (Ñ)	2,950	3,067	11,445	11,897	14,395	14,964
8.750% due 05/15/17 (Ñ)	1,885	2,521	1,765	2,360	3,650	4,881
8.875% due 08/15/17 (Ñ)	695	940	1,050	1,421	1,745	2,361
8.125% due 08/15/19 (Ñ)	6,230	8,230	7,130	9,419	13,360	17,649
8.125% due 08/15/21 (Ñ)	8,125	10,965	13,475	18,185	21,600	29,150
Principal Only STRIP
Zero coupon due 11/15/21 (Ñ)	4,835	2,338	3,640	1,760	8,475	4,098
7.125% due 02/15/23 (Ñ)	8,865	11,159	13,690	17,232	22,555	28,391
6.000% due 02/15/26 (Ñ)	8,010	9,193	14,310	16,423	22,320	25,616
6.125% due 08/15/29 (Ñ)	1,040	1,231	2,370	2,806	3,410	4,037
5.375% due 02/15/31 (Ñ)	3,835	4,164	6,980	7,579	10,815	11,743
4.500% due 02/15/36 (Ñ)	9,444	9,115	18,985	18,325	28,429	27,440

		202,545		352,279		554,824

Total Long-Term Investments (cost $3,584,830)		1,455,750		2,138,364		3,594,114

Preferred Stocks- 0.1%
Auto and Transportation - 0.0%
General Motors Corp.	13,100	271	18,625	385	31,725	656
Financial Services - 0.1%
DG Funding Trust (ƒ)(Å)	152	1,618	240	2,553	392	4,171

Total Preferred Stocks (cost $4,720)		1,889		2,938		4,827

	Notional Amount $		Notional Amount $		Notional Amount $
Options Purchased - 0.0% (Number of Contracts)
Eurodollar Futures
Dec 2006 91.75 Put (96)	918	—	21,103	1	22,021	1
Dec 2006 92.00 Put (482)	66,930	2	43,930	1	110,860	3
Dec 2006 92.25 Put (192)			44,280	1	44,280	1
Dec 2006 92.50 Put (702)	73,538	2	88,800	3	162,338	5
Dec 2006 92.75 Put (56)	12,985	—			12,985	—
Dec 2006 93.38 Put (42)			9,400	—	9,400	—
Dec 2006 94.13 Put (150)			35,297	1	35,297	1
Jun 2007 91.25 Put (325)	31,938	1	42,203	1	74,141	2
Jun 2007 91.75 Put (190)	43,581	1			43,581	1
Sep 2007 90.50 Put (200)			45,250	1	45,250	1
Sep 2007 90.75 Put (393)	51,501	1	37,661	1	89,162	2
Sep 2007 91.00 Put (60)			13,650	—	13,650	—
Sep 2007 91.25 Put (198)			45,169	1	45,169	1
Dec 2007 91.25 Put (671)	35,588	1	117,484	3	153,072	4
Dec 2007 91.50 Put (3)	686	—			686	—
United States Treasury Notes 10 Year Futures
Nov 2006 102.03 (USD) Call (101)	193,859	1	10,203	—	204,062	1
Nov 2006 107.00 (USD) Put (14)	642	1	856	1	1,498	2

Total Options Purchased (cost $55)		10		15		25

	Principal Amount ($) or Shares		Principal Amount ($) or Shares		Principal Amount ($) or Shares
Short-Term Investments- 14.1%
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	100	100	100	100	200	200
AT&T Wireless Services, Inc.
7.500% due 05/01/07	2,605	2,631	3,650	3,687	6,255	6,318
AT&T, Inc.(þ)
4.214% due 06/05/07	800	794	1,100	1,092	1,900	1,886
Bank of America Corp.
5.275% due 12/01/06			400	396	400	396
Bank of Ireland Governor & Co.
5.260% due 12/05/06	7,100	7,065	10,800	10,746	17,900	17,811
Barclays Bank PLC
5.343% due 01/29/07	2,500	2,506			2,500	2,506
Barclays US Funding Corp
5.300% due 11/15/06			10,600	10,578	10,600	10,578
5.275% due 11/21/06	5,300	5,284	1,200	1,196	6,500	6,480
Bundesobligation
Series 139
4.000% due 02/16/07	1,300	1,661			1,300	1,661
ChevronTexaco Capital Co.
3.500% due 09/17/07	470	463	590	581	1,060	1,044
CIT Group, Inc.
5.605% due 02/15/07 (Ê)			2,000	2,001	2,000	2,001
5.750% due 09/25/07	120	120	155	155	275	275
Countrywide Home Loans, Inc.
Series MTNK
5.500% due 02/01/07	100	100	110	110	210	210
DaimlerChrysler NA Holding Corp.(Ê)
5.640% due 03/07/07	2,200	2,201			2,200	2,201
Danske Corp.
5.270% due 12/27/06			1,300	1,289	1,300	1,289
5.240% due 01/30/07	2,900	2,876	11,500	11,349	14,400	14,225
Dexia Delaware LLC
5.265% due 11/21/06	600	599			600	599
DNB Nor Bank ASA
5.255% due 12/07/06	7,900	7,883			7,900	7,883
Duke Energy Field Services LLC
5.750% due 11/15/06	50	50	60	60	110	110
Fannie Mae (§)
Zero coupon due 06/25/07	430	416	500	484	930	900
Ford Motor Credit Co.(Ê)
6.340% due 03/21/07			1,800	1,799	1,800	1,799
Fortis Bank
5.265% due 04/28/07			1,900	1,899	1,900	1,899

France Treasury Bill BTF
Zero coupon due 11/02/06			1,130	1,442	1,130	1,442
Zero coupon due 12/21/06	1,300	1,651	2,400	3,049	3,700	4,700
General Electric Capital Corp.
5.250% due 01/16/07	500	499	7,900	7,813	8,400	8,312
5.480% due 03/09/07 (Ê)			2,200	2,201	2,200	2,201
GMAC LLC
6.125% due 08/28/07	760	758	970	967	1,730	1,725
Golden West Financial Corp.
4.125% due 08/15/07	270	267	220	218	490	485
Goldman Sachs Group, Inc. (Ê)
Series MTNB
5.467% due 03/30/07			2,000	2,001	2,000	2,001
Government of Canada	250	248	340	338	590	586
Harrah’s Operating Co., Inc.
7.125% due 06/01/07	755	759	1,040	1,045	1,795	1,804
HBOS Treasury Services PLC
5.365% due 11/01/06	1,100	1,094	7,500	7,500	8,600	8,594
HSBC Finance Corp.(Ê)
5.590% due 02/09/07			2,000	2,001	2,000	2,001
IXIS Corp.
5.270% due 11/08/06			10,600	10,589	10,600	10,589
Metropolitan Life Global Funding I(Ê)(þ)
5.460% due 03/16/07			2,000	2,001	2,000	2,001
Morgan Stanley(Ê)
5.512% due 01/12/07			2,000	2,001	2,000	2,001
Rabobank USA Financial Corp.
5.300% due 11/01/06			10,000	10,000	10,000	10,000
Russell Investment Company Money Market Fund	78,184,183	78,184	160,036,031	160,036	238,220,214	238,220
Skandinaviska Enskilda Banken
5.255% due 12/08/06	7,100	7,062	1,400	1,392	8,500	8,454
Societe Generale NA
5.265% due 12/21/06	7,900	7,836	11,200	11,113	19,100	18,949
Spintab Swedish Mortgage
5.270% due 11/20/06	7,100	7,080			7,100	7,080
Sprint Capital Corp.
6.000% due 01/15/07	975	975	1,225	1,226	2,200	2,201
Swedbank
5.275% due 11/09/06	500	499			500	499
TELUS Corp.
7.500% due 06/01/07	770	779	1,070	1,082	1,840	1,861
Total SA
5.290% due 11/01/06			11,700	11,700	11,700	11,700
UBS Financial Del LLC
5.265% due 11/16/06			1,300	1,297	1,300	1,297
5.280% due 11/16/06			8,800	8,781	8,800	8,781
5.260% due 12/01/06	5,000	4,989			5,000	4,989
5.245% due 01/08/07			1,100	1,089	1,100	1,089
United States Treasury Bills (z)(§)
5.092% due 11/30/06	255	254			255	254
5.093% due 11/30/06 (ç)			1,485	1,479	1,485	1,479
4.898% due 12/07/06 (ç)	200	199	500	498	700	697
4.987% due 12/07/06 (ç)	100	100			100	100
4.937% due 12/14/06 (ç)	1,665	1,655	1,425	1,417	3,090	3,072
4.943% due 02/15/07	35	34			35	34
4.961% due 02/15/07			75	74	75	74
4.964% due 02/15/07	50	49			50	49
5.034% due 02/15/07	160	158			160	158
5.035% due 02/15/07			220	217	220	217
5.131% due 02/15/07	75	74	150	148	225	222
United States Treasury Notes (Ñ)
3.500% due 11/15/06	440	440			440	440
2.875% due 11/30/06	8,170	8,154	13,210	13,185	21,380	21,339
3.000% due 12/31/06	1,000	996	4,510	4,493	5,510	5,489
3.125% due 05/15/07			1,805	1,787	1,805	1,787
4.375% due 05/15/07	3,630	3,617	4,185	4,170	7,815	7,787
6.625% due 05/15/07	515	519	1,920	1,936	2,435	2,455
4.250% due 10/31/07	6,150	6,110			6,150	6,110
Westpac Banking Corp.
5.265% due 11/17/06			1,800	1,795	1,800	1,795

Total Short-Term Investments (cost $499,566)		169,788		329,603		499,391

Other Securities- 20.3%
Russell Investment Company Money Market Fund (×)	70,817,070	70,817	114,398,091	114,398	185,215,161	185,215
State Street Securities Lending Quality Trust (×)	205,158,768	205,159	331,414,043	331,414	536,572,811	536,573

Total Other Securities (cost $721,788)		275,976		445,812		721,788

Total Investments - 135.7% (identified cost $4,810,959)		1,903,413		2,916,732		4,820,145
Other Assets and Liabilities, Net - (35.7%)		(491,612)		(776,901)		(1,268,513)

Net Assets - 100.0%		1,411,801		2,139,831		3,551,632

Russell Investment Company

Presentation of Portfolio Holdings - October 31, 2006 (Unaudited)

	Fixed Income I Fund		Diversified Bond Fund		Fixed Income I Fund Proforma

Categories	% of Net Assets		% of Net Assets		% of Net Assets
Asset-Backed Securities	8.0		8.1		8.1
Corporate Bonds and Notes	16.3		15.5		15.8
International Debt	3.5		3.5		3.5
Loan Agreements	0.3		0.3		0.3
Mortgage-Backed Securities	55.8		51.2		53.0
Municipal Bonds	0.1		0.2		0.2
Non-US Bonds	0.2		0.2		0.2
United States Government Agencies	4.6		4.5		4.5
United States Government Treasuries	14.3		16.4		15.6
Preferred Stocks	0.2		0.2		0.1
Options Purchased	—	*	—	*	—	*
Short-Term Investments	12.0		15.4		14.1
Other Securities	19.5		20.8		20.3

Total Investments	134.8		136.3		135.7
Other Assets and Liabilities, Net	(34.8)		(36.3)		(35.7)

	100.0		100.0		100.0

Futures Contracts	(—	*)	—	*	—	*
Options Written	(—	*)	(—	*)	(—	*)
Foreign Currency Exchange Contracts	(—	*)	(—	*)	(—	*)
Interest Rate Swap Contracts	(—	*)	(—	*)	(—	*)
Credit Default Swap Contracts	—	*	—	*	—	*

*	Less than .05% of net assets.

Russell Investment Company

Schedule of Investments, continued - October 31, 2006

Amounts in thousands	Fixed Income I Fund		Diversified Bond Fund		Fixed Income I Fund Proforma
Options Written (Number of Contracts)	Notional Amount $	Market Value $	Notional Amount $	Market Value $	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (64)	6,175	(24)	9,025	(35)	15,200	(59)
Dec 2006 95.50 Put (30)	7,162	(65)			7,162	(65)
Mar 2007 94.75 Put (21)	2,381	(2)	2,843	(3)	5,224	(5)
Mar 2007 95.25 Put (24)	2,132	(12)	3,334	(17)	5,466	(29)
Federal National Mortgage Association
Nov 2006 100.40 Call (2)	501,992	(1)	30,120	—	532,112	(1)
United States Treasury Bonds
Nov 2006 111.00 Call (60)	4,107	(64)	2,553	(40)	6,660	(104)
Nov 2006 104.00 Put (51)	2,912	—	2,392	(1)	5,304	(1)
Nov 2006 105.00 Put (10)	945	—	105	—	1,050	—
Feb 2007 109.00 Put (45)	1,962	(7)	2,943	(10)	4,905	(17)
United States Treasury Notes
2 Year Futures
Nov 2006 101.75 Put (835)	71,632	(11)	98,290	(15)	169,922	(26)
10 Year Futures
Nov 2006 105.00 Call (48)	2,100	(64)	2,940	(90)	5,040	(154)
Nov 2006 106.00 Call (36)	1,590	(34)	2,226	(47)	3,816	(81)
Nov 2006 109.00 Call (19)	436	(1)	1,635	(2)	2,071	(3)
Feb 2007 110.00 Call (27)	1,210	(4)	1,760	(6)	2,970	(10)
Nov 2006 106.00 Put (19)	424	—	1,590	—	2,014	—

Total Liability for Options Written (premiums received $416)		(289)		(266)		(555)

Russell Investment Company

Schedule of Investments, continued - October 31, 2006

Amounts in thousands	Fixed Income I Fund		Diversified Bond Fund		Fixed Income I Fund Proforma
Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $	Notional Amount $	Unrealized Appreciation (Depreciation) $	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures
expiration date 06/07 (63)	9,201	(8)	10,121	(9)	19,322	(17)
Eurodollar Futures (CME)
expiration date 12/06 (318)	32,649	(212)	42,586	(277)	75,235	(489)
expiration date 03/07 (1,089)	109,945	(279)	148,094	(351)	258,039	(630)
expiration date 06/07 (932)	90,915	(86)	130,319	(103)	221,234	(189)
expiration date 09/07 (1,998)	180,738	137	294,412	261	475,150	398
expiration date 12/07 (1,467)	125,723	269	223,588	478	349,311	747
expiration date 03/08 (27)	2,859	—	3,572	1	6,431	1
LIBOR Futures
expiration date 06/07 (24)	2,256	(3)	3,159	(4)	5,415	(7)
expiration date 09/07 (43)	3,837	(4)	5,868	(6)	9,705	(10)
expiration date 12/07 (67)	6,095	(5)	9,030	(7)	15,125	(12)
expiration date 03/08 (17)	1,581	(1)	2,259	(2)	3,840	(3)
expiration date 06/08 (13)	1,130	(1)	1,808	(1)	2,938	(2)
expiration date 09/08 (18)	1,582	(1)	2,486	(2)	4,068	(3)
United States Treasury Bonds
expiration date 12/06 (161)	7,999	145	10,139	163	18,138	308
United States Treasury 2 Year Notes
expiration date 12/06 (349)	26,164	44	45,174	59	71,338	103
United States Treasury 5 Year Notes
expiration date 12/06 (1,030)	41,381	262	67,349	403	108,730	665
United States Treasury 10 Year Notes
expiration date 12/06 (518)	13,419	133	42,638	420	56,057	553
Short Positions
Eurodollar Futures (CME)
expiration date 03/08 (33)	3,335	(20)	4,526	(27)	7,861	(47)
United States Treasury Bonds
expiration date 12/06 (206)	7,323	(119)	15,885	(258)	23,208	(377)
United States Treasury 10 Year Notes
expiration date 12/06 (430)	25,540	(278)	20,994	(265)	46,534	(543)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(27)		473		446

Russell Investment Company

Schedule of Investments, continued - October 31, 2006

Amounts in thousands Credit Default Swap Contracts	Fixed Income I Fund
Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Russian Federation	JP Morgan	100	0.460%	06/20/07	—

Total Market Value of Open Credit Default Contracts
Premiums Paid (Received) - ($0)					—

Diversified Bond Fund

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Russian Federation	JP Morgan	200	0.460%	06/20/07	—
American International Group	JP Morgan	3,200	0.050%	12/20/07	1

Total Market Value of Open Credit Default Swap Contracts
Premiums Paid (Received) - ($0)					1

Fixed Income I Fund Proforma

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Russian Federation	JP Morgan	300	0.460%	06/20/07	—
American International Group	JP Morgan	3,200	0.050%	12/20/07	1

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($0)					1

Russell Investment Company

Schedule of Investments, continued - October 31, 2006

Fixed Income I Fund

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	832	AUD	1,089	11/07/06	10
USD	456	CAD	519	11/07/06	6
USD	941	CAD	1,063	11/07/06	5
USD	2,140	CAD	2,380	11/07/06	(21)
USD	386	CAD	439	11/30/06	6
USD	317	CAD	356	02/07/07	2
USD	258	CNY	1,996	03/19/07	(2)
USD	993	EUR	791	11/07/06	16
USD	511	EUR	400	03/23/07	3
USD	398	GBP	214	11/30/06	10
USD	3,011	JPY	342,993	11/15/06	(72)
USD	3,019	JPY	342,993	11/15/06	(80)
USD	596	JPY	69,000	12/20/06	(2)
USD	2,511	JPY	291,900	12/20/06	3
USD	2,095	JPY	247,044	02/07/07	46
USD	827	PLN	2,556	11/07/06	17
USD	97	SGD	154	11/27/06	2
USD	95	TWD	3,080	11/22/06	(3)
AUD	1,089	USD	821	11/07/06	(22)
CAD	2,380	JPY	247,044	11/07/06	19
CAD	2,380	JPY	247,044	11/07/06	(23)
CAD	162	USD	145	11/07/06	—
CAD	356	USD	316	11/07/06	(2)
CAD	1,063	USD	935	11/07/06	(12)
CAD	1,063	USD	944	02/07/07	(5)
EUR	222	USD	285	11/07/06	1
EUR	569	USD	723	11/07/06	(3)
EUR	623	USD	793	12/08/06	(4)
EUR	1,339	USD	1,708	12/08/06	(5)
EUR	791	USD	998	02/07/07	(17)
JPY	247,044	USD	2,069	11/07/06	(45)
JPY	64,100	USD	555	12/20/06	4
PLN	2,556	USD	829	11/07/06	(14)
PLN	2,556	USD	829	02/07/07	(18)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(200)

Diversified Bond Fund

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,066	AUD	1,401	11/07/06	18
USD	945	CAD	1,068	11/07/06	6
USD	2,932	CAD	3,260	11/07/06	(28)
USD	517	CAD	589	11/30/06	8
USD	363	CNY	2,809	03/19/07	(2)
USD	1,396	EUR	1,112	11/07/06	24
USD	1,445	EUR	1,130	11/20/06	(1)
USD	702	EUR	550	03/23/07	4
USD	491	GBP	264	11/30/06	12
USD	4,103	JPY	467,350	11/15/06	(99)
USD	4,114	JPY	467,350	11/15/06	(109)
USD	838	JPY	97,000	12/20/06	(3)
USD	3,499	JPY	406,750	12/20/06	3
USD	2,870	JPY	338,388	02/07/07	63
USD	978	PLN	3,025	11/07/06	20
USD	131	SGD	208	11/27/06	2
USD	128	TWD	4,140	11/22/06	(3)
AUD	1,401	USD	1,057	11/07/06	(28)
CAD	3,260	JPY	338,388	11/07/06	26
CAD	3,260	JPY	338,388	11/07/06	(33)
CAD	1,068	USD	955	11/07/06	3
CAD	1,068	USD	948	02/07/07	(6)
EUR	1,130	USD	1,443	11/02/06	1
EUR	192	USD	246	11/07/06	1
EUR	920	USD	1,170	11/07/06	(5)
EUR	2,108	USD	2,683	12/08/06	(13)
EUR	1,112	USD	1,402	02/07/07	(25)
JPY	338,388	USD	2,834	11/07/06	(62)
JPY	89,800	USD	778	12/20/06	7
PLN	3,025	USD	981	11/07/06	(17)
PLN	3,025	USD	981	02/07/07	(20)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(256)

Fixed Income I Fund Proforma

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	832	AUD	1,089	11/07/06	10
USD	1,066	AUD	1,401	11/07/06	18
USD	456	CAD	519	11/07/06	6
USD	941	CAD	1,063	11/07/06	5
USD	2,140	CAD	2,380	11/07/06	(21)
USD	945	CAD	1,068	11/07/06	6
USD	2,932	CAD	3,260	11/07/06	(28)
USD	386	CAD	439	11/30/06	6
USD	517	CAD	589	11/30/06	8
USD	317	CAD	356	02/07/07	2
USD	258	CNY	1,996	03/19/07	(2)
USD	363	CNY	2,809	03/19/07	(2)
USD	993	EUR	791	11/07/06	16
USD	1,396	EUR	1,112	11/07/06	24
USD	1,445	EUR	1,130	11/20/06	(1)
USD	511	EUR	400	03/23/07	3
USD	702	EUR	550	03/23/07	4
USD	398	GBP	214	11/30/06	10
USD	491	GBP	264	11/30/06	12
USD	3,011	JPY	342,993	11/15/06	(72)
USD	3,019	JPY	342,993	11/15/06	(80)
USD	4,103	JPY	467,350	11/15/06	(99)
USD	4,114	JPY	467,350	11/15/06	(109)
USD	596	JPY	69,000	12/20/06	(2)
USD	2,511	JPY	291,900	12/20/06	3
USD	838	JPY	97,000	12/20/06	(3)
USD	3,499	JPY	406,750	12/20/06	3
USD	2,095	JPY	247,044	02/07/07	46
USD	2,870	JPY	338,388	02/07/07	63
USD	827	PLN	2,556	11/07/06	17
USD	978	PLN	3,025	11/07/06	20
USD	97	SGD	154	11/27/06	2
USD	131	SGD	208	11/27/06	2
USD	95	TWD	3,080	11/22/06	(3)
USD	128	TWD	4,140	11/22/06	(3)
AUD	1,089	USD	821	11/07/06	(22)
AUD	1,401	USD	1,057	11/07/06	(28)
CAD	2,380	JPY	247,044	11/07/06	19
CAD	2,380	JPY	247,044	11/07/06	(23)
CAD	3,260	JPY	338,388	11/07/06	26
CAD	3,260	JPY	338,388	11/07/06	(33)
CAD	162	USD	145	11/07/06	—
CAD	356	USD	316	11/07/06	(2)
CAD	1,063	USD	935	11/07/06	(12)
CAD	1,068	USD	955	11/07/06	3
CAD	1,063	USD	944	02/07/07	(5)
CAD	1,068	USD	948	02/07/07	(6)
EUR	1,130	USD	1,443	11/02/06	1
EUR	222	USD	285	11/07/06	1
EUR	569	USD	723	11/07/06	(3)
EUR	192	USD	246	11/07/06	1
EUR	920	USD	1,170	11/07/06	(5)
EUR	623	USD	793	12/08/06	(4)
EUR	1,339	USD	1,708	12/08/06	(5)
EUR	2,108	USD	2,683	12/08/06	(13)
EUR	791	USD	998	02/07/07	(17)
EUR	1,112	USD	1,402	02/07/07	(25)
JPY	247,044	USD	2,069	11/07/06	(45)
JPY	338,388	USD	2,834	11/07/06	(62)
JPY	64,100	USD	555	12/20/06	4
JPY	89,800	USD	778	12/20/06	7
PLN	2,556	USD	829	11/07/06	(14)
PLN	3,025	USD	981	11/07/06	(17)
PLN	2,556	USD	829	02/07/07	(18)
PLN	3,025	USD	981	02/07/07	(20)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(456)

Russell Investment Company

Schedule of Investments, continued - October 31, 2006

Fixed Income I Fund

Amounts in thousands

Interest Rate Swap Contracts

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	600	5.000%	Three Month LIBOR	12/20/36	(23)
Barclays Bank PLC	GBP	6,200	5.000%	Six Month LIBOR	06/15/07	(11)
Barclays Bank PLC	USD	10,700	5.000%	Three Month LIBOR	12/20/08	(7)
BNP Paribas	EUR	1,200	2.090%	Consumer Price Index (France)	10/15/10	16
Deutsche Bank AG	USD	400	5.000%	Three Month LIBOR	12/20/36	(15)
Goldman Sachs	USD	300	5.000%	Three Month LIBOR	12/20/36	(11)
Lehman Brothers	GBP	3,300	4.500%	Six Month LIBOR	09/20/09	(86)
Lehman Brothers	USD	500	5.000%	Three Month LIBOR	12/15/35	(15)
Merrill Lynch	GBP	5,700	4.500%	Six Month LIBOR	09/20/09	(148)
Merrill Lynch	GBP	200	Six Month LIBOR	4.000%	12/15/35	(6)
Morgan Stanley	EUR	1,300	6.000%	Six Month LIBOR	06/18/34	301
Royal Bank of Scotland	USD	2,100	5.000%	Three Month LIBOR	12/20/36	(106)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($83)						(111)

Diversified Bond Fund

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	1,100	5.000%	Three Month LIBOR	12/20/36	(42)
Barclays Bank PLC	GBP	7,700	5.000%	Six Month LIBOR	06/15/07	(13)
Barclays Bank PLC	USD	8,300	5.000%	Three Month LIBOR	12/20/08	(6)
BNP Paribas	EUR	1,300	2.090%	Consumer Price Index (France)	10/15/10	18
Deutsche Bank AG	USD	1,000	5.000%	Three Month LIBOR	12/20/36	(38)
Goldman Sachs	USD	500	5.000%	Three Month LIBOR	12/20/36	(19)
Lehman Brothers	GBP	4,200	4.500%	Six Month LIBOR	09/20/09	(109)
Lehman Brothers	EUR	2,100	4.000%	Six Month LIBOR	12/15/11	15
Lehman Brothers	USD	500	5.000%	Three Month LIBOR	12/15/35	(15)
Merrill Lynch	GBP	10,500	4.500%	Six Month LIBOR	09/20/09	(273)
Merrill Lynch	GBP	200	Six Month LIBOR	4.000%	12/15/35	(6)
Morgan Stanley	EUR	1,900	6.000%	Six Month LIBOR	06/18/34	439
Royal Bank of Scotland	USD	7,900	5.000%	Three Month LIBOR	12/20/36	(397)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($292)						(446)

Fixed Income I Fund Proforma

Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD	1,700	5.000%	Three Month LIBOR	12/30/36	(65)
Barclays Bank PLC	GBP	13,900	5.000%	Six Month LIBOR	06/15/07	(24)
Barclays Bank PLC	USD	19,000	5.000%	Three Month LIBOR	12/20/08	(13)
BNP Paribas	EUR	2,500	2.090%	Consumer Price Index (France)	10/15/10	34
Deutsche Bank AG	USD	1,400	5.000%	Three Month LIBOR	12/20/36	(53)
Goldman Sachs	USD	800	5.000%	Three Month LIBOR	12/20/36	(30)
Lehman Brothers	GBP	7,500	4.500%	Six Month LIBOR	09/20/09	(195)
Lehman Brothers	EUR	2,100	4.000%	Six Month LIBOR	12/15/11	15
Lehman Brothers	USD	1,000	5.000%	Three Month LIBOR	12/15/35	(30)
Merrill Lynch	GBP	16,200	4.500%	Six Month LIBOR	09/20/09	(421)
Merrill Lynch	GBP	400	Six Month LIBOR	4.000%	12/15/35	(12)
Morgan Stanley	EUR	3,200	6.000%	Six Month LIBOR	06/18/34	740
Royal Bank of Scotland	USD	10,000	5.000%	Three Month LIBOR	12/20/36	(503)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($375)						(557)

RUSSELL INVESTMENT COMPANY*

909 A Street

Tacoma, Washington 98402

Telephone 1-800-787-7354

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

March 1, 2007

As Supplemented May 24, 2007

Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers Shares of beneficial interest in the Funds in multiple separate Prospectuses.

This Statement of Additional Information (“Statement”) is not a prospectus; this Statement should be read in conjunction with the Funds’ Prospectuses. Prospectuses may be obtained without charge by telephoning or writing RIC at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.

This Statement incorporates by reference RIC’s Annual Reports to Shareholders for the year ended October 31, 2006. Copies of the Funds’ Annual Reports accompany this Statement.

As of the date of this Statement, RIC is comprised of 35 Funds, 24 of which commenced operations on the date indicated below:

Fund	Fund Inception Date	Prospectus Date
Equity I	October 15, 1981	March 1, 2007#
Equity II	December 28, 1981	March 1, 2007#
Equity Q	May 29, 1987	March 1, 2007#
Tax-Managed Large Cap	October 7, 1996	March 1, 2007#
Tax-Managed Mid & Small Cap	December 1, 1999	March 1, 2007#
International	January 31, 1983	March 1, 2007#
Emerging Markets	January 29, 1993	March 1, 2007#
Fixed Income I	October 15, 1981	March 1, 2007#
Fixed Income III	January 29, 1993	March 1, 2007#
Money Market	October 15, 1981	March 1, 2007#
Diversified Equity	September 5, 1985	March 1, 2007#
Special Growth	September 5, 1985	March 1, 2007#
Quantitative Equity	May 15, 1987	March 1, 2007#
International Securities	September 5, 1985	March 1, 2007#
Global Equity	March 1, 2007	February 16, 2007#
Real Estate Securities	July 28, 1989	March 1, 2007#
Diversified Bond	September 5, 1985	March 1, 2007#
Short Duration Bond[1]	October 30, 1981	March 1, 2007#
Multistrategy Bond	January 29, 1993	March 1, 2007#
Tax Exempt Bond	September 5, 1985	March 1, 2007#
U.S. Government Money Market	September 5, 1985	March 1, 2007#
Tax Free Money Market	May 8, 1987	March 1, 2007#
Select Growth	January 31, 2001	March 1, 2007#
Select Value	January 31, 2001	March 1, 2007#

[1]	On September 15, 2004, the Short Term Bond Fund was renamed the Short Duration Bond Fund.
#	As supplemented May 24, 2007
*	On July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company.

Each of the Funds (except the U.S. Government Money Market and Tax Free Money Market Funds) presently offers interests in different classes of Shares as described in the table below. For purposes of this Statement, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” Six of the Funds, the Equity I, Equity II, Equity Q, International, Fixed Income I and Fixed Income III Funds, are referred to in this Statement as the “Institutional Funds.” Unless otherwise indicated, this Statement relates to all classes of Shares of the Funds.

Fund	Class A	Class C	Class E	Class S	Class I	Class Y
Equity I			X		X	X
Equity II			X		X	X
Equity Q			X		X	X
Tax-Managed Large Cap		X	X	X
Tax-Managed Mid & Small Cap		X	X	X
International			X		X	X
Emerging Markets	X	X	X	X
Fixed Income I			X		X	X
Fixed Income III			X		X	X
Money Market	X			X
Diversified Equity	X	X	X	X
Special Growth	X	X	X	X
Quantitative Equity	X	X	X	X
International Securities	X	X	X	X
Global Equity	X	X	X	X
Real Estate Securities	X	X	X	X
Diversified Bond		X	X	X
Short Duration Bond	X	X	X	X
Multistrategy Bond	X	X	X	X
Tax Exempt Bond		X	X	X
U.S. Government Money Market				X
Tax Free Money Market				X
Select Growth		X	X	X	X
Select Value		X	X	X	X

STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.

RIC is currently organized and operating under an Amended and Restated Master Trust Agreement dated August 19, 2002, as amended, and the provisions of Massachusetts’s law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the Investment Company Act of 1940 as amended (the “1940 Act”), a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio – a “Fund.” Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof.

RIC’s Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares of the Money Market Fund are not subject to an initial sales charge but are subject to a Rule 12b-1 fee of up to 0.75% (currently limited to 0.15%). Class A Shares of certain Russell Funds are subject to an initial sales charge and a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of up to 0.75% and a shareholder services fee of up to 0.25%. Class E Shares are subject to a shareholder services fee of up to 0.25%. The Class I, Class Y, and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this Statement refers to all classes of Shares of the Funds.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell” or any variation.

SHAREHOLDER MEETINGS. RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the Investment Company Act of 1940 in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIC, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC.

At January 31, 2007, the following shareholders owned 5% or more of any Class of any Fund’s Shares:

Diversified Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.33%, Record.

Diversified Bond Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 15.47%, Record.

Diversified Bond Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 47.21%, Record.

MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 14.17%, Record.

Diversified Equity Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.28%, Record.

Diversified Equity Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.48%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.60%, Record.

Diversified Equity Fund - Class S - GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 21.28%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.98%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 13.17%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.67%, Record.

Emerging Markets Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.18%, Record.

Emerging Markets Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 23.47%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.85%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 7.49%, Record.

Emerging Markets Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 23.68%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 13.09%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 12.21%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 7.48%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.32%, Record.

2

Equity I Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 21.36%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 13.57%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 12.47%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.27%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702- 7140, 7.85%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 5.08%, Record.

Equity I Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 42.39%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.68%, Record.

Equity I Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 10.43%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 8.26%, Record.

SOCIETY FOR HUMAN RESOURCE, MANAGEMENT, 1800 DUKE ST, ALEXANDRIA VA 22314-3494, 6.94%, Record.

RTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 6.77%, Record.

TRIANGLE COMMUNITY FOUNDATION, CORE EQUITY, 4813 EMPEROR BLVD STE 130, DURHAM NC 27703-8467, 5.29%, Record.

STEELCASE FOUNDATION, ATTN SUSAN BROMAN, PO BOX 1967, GRAND RAPIDS MI 49501-1967, 5.01%, Record.

Equity II Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.04%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 8.40%, Record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 7.57%, Record. AST TRUST COMPANY TTEE, FBO ORTHOPEDIC CONSULTANTS OF WA, 401K, PO BOX 52129, PHOENIX AZ 85072-2129, 7.30%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 6.76%, Record.

AST TRUST COMPANY CUST, FBO SHANNON & WILSON PSP &, 401K PLAN, PO BOX 52129, PHOENIX AZ 85072-2129, 5.28%, Record.

AST TRUST COMPANY CUST, FBO OVERLAKE INTL MED ASSOC, 401K PROFIT SHARING PLAN, PO BOX 52129, PHOENIX AZ 85072-5.07%, Record.

Equity II Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 44.54%, Record.

Equity II Fund - Class Y - ALCOA FOUNDATION, ATTN ROBERT WENNEMER, 201 ISABELLA ST, PITTSBURGH PA 15212-5827, 20.52%, Record.

RTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 15.76%, Record.

STATE STREET BANK & TRUST CO TTEE, PG & E POST RETMNT MEDICAL PL TRUST, NON-MANAGEMENT EMPLOYEES & RETIREES, ATTN: LUKE MCCABE, PO BOX 1992, BOSTON MA 02130-0017, 13.20%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 10.01%, Record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 8.63%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 8.01%, Record.

3

NEW YORK BOTANICAL GARDEN, HAUPT ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 6.93%, Record.

FREDERIK MEIJER CHARITABLE TRUST, DTD 05/23/1996, ATTN MIKE JULIEN, 2929 WALKER NW, GRAND RAPIDS MI 49544-9424, 6.65%, Record.

Equity Q Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 21.23%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.74%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 10.61%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.66%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 6.22%, Record.

Equity Q Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 45.24%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 8.51%, Record.

Equity Q Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 13.49%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 10.70%, Record.

RTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 8.71%, Record.

STEELCASE FOUNDATION, ATTN SUSAN BROMAN, PO BOX 1967, GRAND RAPIDS MI 49501-1967, 6.48%, Record.

TOYOTA USA FOUNDATION INC, TREAS ANALYTICS DEPT MAIL STOP G315, 19001 S WESTERN AVE, TORRANCE CA 90501-1106, 5.50%, Record.

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.04%, Record.

NEW YORK BOTANICAL GARDEN, POOLED ENDOWMENT, ATTN SUSAN MAIER, 200TH STREET AND KAZIMIROFF BLVD, BRONX NY 5.02%, Record.

Fixed Income I Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 52.95%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 11.69%, Record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 9.48%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 7.46%, Record.

AST TRUST COMPANY TTEE, KARR TUTTLE CAMPBELL, RETIREMENT SAVINGS PLAN, PO BOX 52129, PHOENIX AZ 85072-5.33%, Record.

Fixed Income I Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.40%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.25%, Record.

Fixed Income I Fund - Class Y - VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 17.00%, Record.

TOYOTA USA FOUNDATION INC, TREAS ANALYTICS DEPT MAIL STOP G315, 19001 S WESTERN AVE, TORRANCE CA 90501-1106, 12.89%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 7.32%, Record.

STEELCASE FOUNDATION, ATTN SUSAN BROMAN, PO BOX 1967, GRAND RAPIDS MI 49501-1967, 6.28%, Record.

4

DIOCESAN INVESTMENT TRUST OF THE, DIOCESE OF LOS ANGELES, EPISCOPAL DIOCESE OF LOS ANGELES, TED FORBATH CHIEF FINANCIAL OFFICER, 840 ECHO PARK AVENUE, LOS ANGELES CA 5.70%, Record.

AXA EQUITABLE LIFE INSURANCE CO, ON BEHALF OF SEPARATE ACCT 159T, FOSTER WHEELER, ATTN: ANNUITY SEPARATE ACCOUNT UNIT, 1290 AVENUE OF THE AMERICAS, NEW YORK NY 5.08%, Record.

Fixed Income III Fund - Class E - FIRST UNION NATIONAL BANK, MUTUAL FUNDS BLDG -3C4; TRUST OPS NC-1151, 1525 WEST WT HARRIS BLVD., CHARLOTTE, NC, 35.45%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 15.76%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.77%, Record.

WELLS FARGO BANK N.A.,, 11.55%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 9.34%, Record.

PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816-5.24%, Record.

Fixed Income III Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 50.12%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.52%, Record.

Fixed Income III Fund - Class Y - RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 39.02%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 34.50%, Record.

RTC AS TRUSTEE FOR, RUTLAND REGIONAL MEDICAL CTR, ATTN MR EDWARD OGORZALEK, 160 ALLEN ST, RUTLAND VT 05701-4560,15.44%, Record.

VIRTUA HEALTH FOUNDATION INC, CORPORATE FINANCE DEPT, ATTN ANITA HO ACCOUNTING MANAGER, 20 W STOW RD STE 8, MARLTON NJ 08053-3160, 10.66%, Record.

International Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 24.80%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 22.44%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 16.11%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 9.51%, Record.

International Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 46.59%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.32%, Record.

International Fund - Class Y - SUNTRUST BANK INC CUSTODIAN, FOR SCI CORPORATION, PO BOX 105870, ATLANTA GA 30348-5870, 15.30%, Record.

VIRTUA WEST JERSEY, HEALTH SYSTEM INC, MR ROBERT OSLER, 20 WEST STOW ROAD STE 8, MARLTON NJ 08053-3160, 11.46%, Record.

RAYMOND JAMES & ASSOCIATES INC, ATTN SECURITY AUDIT, PO BOX 14547, ST PETERSBURG FL 33733-4547, 10.48%, Record.

FUNCO, ATTN MUTUAL FUNDS - SRV, 2121 SAGE RD STE 150, HOUSTON TX 77056-4341, 9.46%, Record.

RTC AS TTEE FOR THE, NATIVE HAWAIIAN TRUST FUND, 711 KAPIOLANI BLVD STE 500, HONOLULU HI 96813-5255, 5.20%, Record.

International Securities Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.79%, Record.

5

International Securities Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.23%, Record.

International Securities Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 22.88%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 19.10%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 11.83%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.73%, Record.

Money Market Fund - Class A - DONALDSON LUFKIN & JENRETTE SEC. CORP, PO BOX 2052, JERSEY CITY, NJ, 07303-2052, 5.38%, Record.

Money Market Fund - Class S - STATE STREET BANK & TRUST COMPANY, FBO FRIC SECURITIES LENDING, PORTFOLIO, 2 AVENUE DE LAFAYETTE UNIT ECA1, BOSTON MA 02111-1724, 19.50%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 9.33%, Record.

DIVERSIFIED EQUITY MASTER, ACCOUNT # GU0C, C/O RIMCO OPERATIONS FL 7, 909 A ST, TACOMA WA 98402-5111, 6.47%, Record.

Multistrategy Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 15.03%, Record.

Multistrategy Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.46%, Record.

Multistrategy Bond Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 37.92%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 26.80%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.73%, Record.

Quantitative Equity Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 8.65%, Record.

Quantitative Equity Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.34%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.31%, Record.

Quantitative Equity Fund - Class S - GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.66%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 20.39%, Record.

6

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 12.77%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.56%, Record.

Real Estate Securities Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 5.74%, Record.

Real Estate Securities Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 21.99%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 13.77%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 13.34%, Record.

FM CO, HUNTINGTON NATIONAL BANK, 7 EASTON OVAL EA4E70, COLUMBUS OH 43219-6010, 6.85%, Record.

Real Estate Securities Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 18.91%, Record.

BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 13.15%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 11.04%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-6.21%, Record.

Select Growth Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 65.79%, Record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 15.31%, Record.

Select Growth Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 19.36%, Record.

APEX FOUNDATION, ATTN STEPHEN ROMANO, PO BOX 1607, BELLEVUE WA 98009-1607, 15.80%, Record.

LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- PAUL KIM, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1264, 7.71%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.37%, Record.

Select Growth Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 23.75%, Record.

Select Value Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 40.95%, Record.

GPC SECURITIES INC AS AGENT FOR, MERRILL LYNCH TR CO FSB TTEE FBO, NORWOOD CLINIC, INC. 401(K) PS, RETIREMENT PLAN, PO BOX 105117, ATLANTA GA 30348-5117, 10.25%, Record.

SEI TRUST, ONE FREEDOM VALLEY DR., OAKS, PA, 19456, 7.23%, Record.

Select Value Fund - Class I - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 32.66%, Record.

APEX FOUNDATION, ATTN STEPHEN ROMANO, PO BOX 1607, BELLEVUE WA 98009-1607, 12.05%, Record.

7

LEVI STRAUSS FOUNDATION, C/O LEVI STRAUSS- PAUL KIM, 1155 BATTERY ST, SAN FRANCISCO CA 94111-1264, 5.41%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.03%, Record.

Select Value Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 26.44%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 5.47%, Record.

Short Duration Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 6.94%, Record.

Short Duration Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 31.02%, Record.

IDAHO TRUST NATIONAL BANK, 888 W BROAD ST, BOISE ID 83702-7140, 11.05%, Record.

Short Duration Bond Fund - Class S - MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 33.24%, Record.

CONSERVATIVE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 23.28%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 12.52%, Record.

Special Growth Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 7.36%, Record.

Special Growth Fund - Class E - PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 10.98%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.52%, Record.

PRINCOR FINANCIAL SERVICES, 245 LONG HILL ROAD, MIDDLETOWN, CT, 06457-4063, 9.88%, Record.

Special Growth Fund - Class S - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 17.57%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 15.48%, Record.

NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 11.49%, Record.

EQUITY GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401- 9.06%, Record.

Tax Exempt Bond Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 11.70%, Record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 5.64%, Record. A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 5.03%, Record.

Tax Exempt Bond Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.83%, Record.

PANHANDLE STATE BNK & ITS DVNS, INTERMOUNTAIN COMM BNK &, MAGIC VALLEY BNK, PO BOX 3822, COEUR D ALENE ID 83816-9.23%, Record.

8

Tax Exempt Bond Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 41.32%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 15.97%, Record.

Tax Free Money Market Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 20.19%, Record.

MARIL & CO, FBO NORTHWESTERN MUTUAL TRUST, ATTN ACM DEPARTMENT, 11270 W PARK PL STE 400, MILWAUKEE WI 53224-17.18%, Record.

NATIONAL ADVISORS TRUST CO FSB, 10881 LOWELL AVE STE 100, OVERLAND PARK KS 66210-1666, 12.05%, Record.

TAX EXEMPT BOND MASTER, ACCOUNT # GU8C, C/O RIMCO OPERATIONS FL 7, 909 A ST, TACOMA WA 98402-5111, 10.45%, Record.

NIAGARA MOHAWK POST RETIREMENT, SENIOR EXECUTIVE BOARD BENEFIT FUND, ATTN NANCY KELLOGG, 25 RESEARCH DR, WESTBOROUGH MA 01582-0001, 9.16%, Record.

NIAGARA MOHAWK POWER CORPORATION, ATTN NANCY KELLOGG, 25 RESEARCH DR, WESTBOROUGH MA 01582-0001, 8.19%, Record.

Tax-Managed Large Cap Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 18.08%, Record.

Tax-Managed Large Cap Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 55.67%, Record.

TAX MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-8.66%, Record.

CHARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 7.61%, Record.

Tax-Managed Mid & Small Cap Fund - Class C - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 10.91%, Record.

Tax-Managed Mid & Small Cap Fund - Class E - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 17.08%, Record.

A.G. EDWARDS & SONS, INC., ONE NORTH JEFFERSON, ST LOUIS, MO, 63103, 7.09%, Record.

Tax-Managed Mid & Small Cap Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 60.06%, Record.

HARLES SCHWAB, 101 MONTGOMERY STREET, MUTUAL FUNDS, SAN FRANCISCO, CA, 94104-4122, 6.83%, Record.

TAX MANAGED GLOBAL EQUITY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-5.81%, Record.

U.S. Government Money Market Fund - Class S - NATIONAL FINANCIAL SERVICES CO CUST FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FLOOR 200 LIBERTY ST, NEW YORK NY 10281-1003, 22.37%, Record.

LP95 LLC, COLORADO LTD LIABILITY CO, 2315 BRIARGATE PKWY STE 100, COLORADO SPGS CO 80920-7646, 18.42%, Record.

9

FRANK RUSSELL TRUST CO TTEE, A C NIELSEN CORPORATION - RBEP TR, UA DTD 08/01/1997, RUSSELL INVEST GRP CLNT SRVC CNTR, 909 A ST 7TH FLOOR, TACOMA WA 98402-5111, 9.71%, Record.

MONTENAY EXECUTIVE DEF COMP PLAN, MONTENAY INTERNATIONAL CORP, 1 PENNSYLVANIA PLAZA STE 400, NEW 6.37%, Record.

PETER W BRUCE &, JOAN M BRUCE JT TEN, 3452 N LAKE DRIVE, MILWAUKEE WI 53211-2918, 5.13%, Record.

At January 31, 2007, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.

Diversified Bond Fund - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 44.79%, Record.

Equity I Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 28.77%, Record.

Equity II Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 34.26%, Record.

Equity Q Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 33.37%, Record.

Fixed Income III Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 43.80%, Record.

International Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 36.36%, Record.

Multistrategy Bond Fund - BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 36.00%, Record.

GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 25.45%, Record.

Select Value Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 27.19%, Record.

Short Duration Bond Fund - MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, PO BOX 1616, TACOMA WA 98401-1616, 31.90%, Record.

Tax Exempt Bond Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH

FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 38.85%, Record.

Tax-Managed Large Cap Fund -NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 52.77%, Record.

Tax-Managed Mid & Small Cap Fund - NATIONAL FINANCIAL SERVICES CO CUST, FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ONE WORLD FINANCIAL CENTER, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, 200 LIBERTY ST, NEW YORK NY 10281-1003, 56.59%, Record.

10

The Trustees and officers of RIC, as a group, own less than 1% of any Class of each Fund.

TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds’ contracts with Russell Investment Management Company (“RIMCo”), the Funds’ Adviser, and the money managers. On July 1, 2006 Frank Russell Investment Management Company changed its name to Russell Investment Management Company. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIC Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There are six Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The officers, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations.

The trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.

The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) oversight of the Funds’ accounting and financial reporting policies and practices and their internal controls, and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (3) to act as liaison between the Funds’ Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews the maintenance of the Funds’ records and the safekeeping arrangements of RIC’s custodian, reviews both the audit and non-audit work of RIC’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIC, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, relating to the operations and financial reporting of RIC, and (iii) all non-audit services relating to the operations and financial reporting of RIC, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIC, by any auditors with an ongoing relationship with RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Messrs. Raymond P. Tennison, Jr., Daniel P. Connealy and Jonathan Fine, each of whom is an independent Trustee. For the fiscal year ending October 31, 2006, the Audit Committee held four meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messr. Raymond P. Tennison and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ending October 31, 2006, the Nominating and Governance Committee held two meetings.

RIC’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Trust’s funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts. Currently, the Investment Committee members consist of Mses. Julie W. Weston and Kristianne Blake and Messrs. Thaddas L. Alston and Mr. Jack R. Thompson, each of whom is an independent Trustee. For the fiscal year ending October 31, 2006, the Investment Committee held three meetings.

11

RIC paid in aggregate $907,207 for the fiscal year ended October 31, 2006 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC’s officers and employees are paid by RIMCo or its affiliates.

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 35 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the independent trustees. The second table provides information for the trustees emeritus. The third table provides information for the officers.

12

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	44	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairperson since 2005	• Appointed until successor is duly elected and qualified • Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006 • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Regent, University of Washington	44	• Director, Avista Corp; • Trustee, Principal Investors Fund (investment company); • Trustee, Principal Variable Contracts Fund (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2003 • Chairman of Audit Committee since 2005	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001 – 2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979 – 2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	44	None

13

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	44	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified. • Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	44	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	44	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	• Trustee since 2002 • Chairperson of the Investment Committee since 2006	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	44	None

14

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	44	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF Until 2006 • Chairman of the Nominating and Governance Committee 2006	44	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF Until 2002	44	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF Until 2004	44	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF Until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	44	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF Until 2004	44	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

15

Name , Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•   Chief Compliance Officer, RIC

•   Chief Compliance Officer, RIF

•   Chief Compliance Officer, RIMCo

•   April 2002-May 2005, Manager, Global Regulatory Policy

•   1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•   President and CEO, RIC and RIF

•   Chairman of the Board, President and CEO, RIMCo

•   Chairman of the Board, President and CEO, RFD

•   Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•   Until 2004, Managing Director of Individual Investor Services, FRC

•   2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds
Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF
Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo and RFD • Secretary and Chief Legal Counsel, RIC and RIF

16

TRUSTEE COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Lynn L. Anderson*	$0	$0	$0	$0
Michael J. Phillips**	$0	$0	$0	$0

INDEPENDENT TRUSTEES
Thaddas L. Alston***	$41,362	$0	$0	$43,000
Kristianne Blake	$139,880	$0	$0	$145,500
Daniel P. Connealy	$99,983	$0	$0	$104,000
Jonathan Fine	$87,966	$0	$0	$91,500
Raymond P. Tennison, Jr.	$90,369	$0	$0	$94,000
Jack R. Thompson	$88,446	$0	$0	$92,000
Julie W. Weston	$94,696	$0	$0	$98,500

TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson#	$94,696	$0	$0	$98,500
Paul Anton, PhD.	$39,994	$0	$0	$41,600
William E. Baxter	$39,994	$0	$0	$41,600
Lee C. Gingrich##	$49,827	$0	$0	$51,833
Eleanor W. Palmer	$39,994	$0	$0	$41,600

*	Effective December 31, 2005, Mr. Lynn Anderson retired from the Board of Trustees.
**	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees
***	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.
#	Mr. Paul Anderson was elected Trustee Emeritus effective January 1, 2007.
##	Mr. Gingrich was elected Trustee Emeritus effective January 1, 2006.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2006

	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL FUND COMPLEX
INTERESTED TRUSTEES
Michael J. Phillips*	None	None	$50,001-$100,000

INDEPENDENT TRUSTEES
Thaddas L. Alston**	None	None	None
Kristianne Blake	Equity Q Fund Select Value Fund	Over $100,00 Over $100,000	Over $100,000
Daniel P. Connealy	Equity I Fund Select Growth Fund Select Value Fund International Fund Emerging Markets Fund Fixed Income III Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Jonathan Fine

Emerging Markets Fund

Fixed Income III Fund

International Fund

Money Market Fund

Real Estate Securities Fund

Select Value Fund

Equity I Fund

Equity II Fund

Equity Q Fund

Tax Exempt Bond Fund

Tax Free Money Market Fund

		$50,001-$100,000 $10,001-$50,000 Over $100,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,00 $10,001-$50,000 $10,001-$50,000	Over $100,000

17

Raymond P. Tennison, Jr.	Equity I Fund Equity II Fund Equity Q Fund International Fund Real Estate Securities Fund Select Value Fund Tax Exempt Bond Fund Tax Free Money Market Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $1-$10,000	Over $100,000
Jack R. Thompson	Emerging Markets Fund Real Estate Securities Fund	$10,001-$50,000 $10,001-$50,000	$50,001-$100,000
Julie W. Weston	Fixed Income III Fund International Fund Real Estate Securities Fund Fixed Income I Fund	$10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000

TRUSTEES EMERITUS
George F. Russell, Jr.	None	None	None
Paul E. Anderson	None	None	Over $100,000
Paul Anton, Ph.D.	Real Estate Securities Fund Equity II Fund International Fund Emerging Markets Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
William E. Baxter	Equity Q Fund	$1-$10,000	$1-$10,000
Lee C. Gingrich	Real Estate Securities Fund Equity II Fund Equity Q Fund	Over $100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Eleanor W. Palmer	None	None	None

*	Effective December 31, 2006, Mr. Phillips retired from the Board of Trustees.
**	Mr. Alston was elected to the Board of Trustees effective May 1, 2006.

OPERATION OF RIC

SERVICE PROVIDERS. Most of RIC’s necessary day-to-day operations are performed by separate business organizations under contract to RIC. The principal service providers are:

Money Manager Research Services and Trade Placement Agent	Frank Russell Company

Adviser, Administrator and Transfer and Dividend Disbursing Agent	Russell Investment Management Company

Money Managers	Multiple professional discretionary investment management organizations

Custodian and Portfolio Accountant	State Street Bank and Trust Company

MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing RIC and provides ongoing money manager research and trade placement services to RIC and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIC compensates FRC for its services.

FRC provides comprehensive money manager evaluation services to institutional clients, including RIMCo. FRC provides other services to large pools of investment assets, including: (i) investment management services for Russell subsidiary-sponsored funds; and (ii) transition management and portfolio implementation services.

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As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC.

FRC is a subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

ADVISER AND ADMINISTRATOR. RIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo, with the assistance of FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by third parties such as the money managers and custodian.

Except for money market funds, RIMCo allocates most of each Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo selects, subject to the approval of the Fund’s Board, money managers for the Funds, allocates Fund assets among money managers, oversees the money managers and evaluates the performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them and either RIMCo or the money manager arranges for execution of portfolio securities transactions. RIMCo acts as money manager for the Money Market and U.S. Government Money Market Funds. RIMCo, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses.

Each of the Funds pays an advisory fee and an administrative fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIMCo pursuant to an Administrative Agreement for an annual fee of 0.05% of the average daily net asset value of each Fund. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.)

In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves or collateral received in securities lending transactions in one or more of RIC’s money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves and collateral for all Funds (except the Tax Exempt Bond Fund) are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves and collateral invested in the Money Market Fund is 0.10% (net of fee waivers and reimbursements). Currently, the cash reserves and collateral for the Tax Exempt Bond Fund are invested in RIC’s Tax Free Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves and collateral invested in the Tax Free Money Market Fund is 0.25%.

The Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, respectively:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$23,621,115	$17,834,938	$13,435,580	0.73%	0.73%	0.73%
Special Growth	9,554,277	8,092,790	6,689,189	0.90%	0.90%	0.90%
Quantitative Equity	24,355,453	18,600,421	14,320,815	0.73%	0.73%	0.73%
International Securities	26,954,023	19,548,964	14,088,594	0.90%	0.90%	0.90%
Real Estate Securities	14,117,404	11,429,600	8,495,904	0.80%	0.80%	0.80%
Diversified Bond	7,552,994	6,029,607	4,736,838	0.40%	0.40%	0.40%
Multistrategy Bond	13,388,732	9,887,816	6,981,735	0.60%	0.60%	0.60%
Tax Exempt Bond	813,614	695,404	549,244	0.30%	0.30%	0.30%
U.S. Government Money Market	58,111	85,932	114,686	0.20%	0.20%	0.20%
Tax Free Money Market	121,179	218,530	272,071	0.20%	0.20%	0.20%
Equity I	7,838,325	5,567,594	4,180,776	0.55%	0.55%	0.55%
Equity II	4,546,511	6,114,869	6,297,505	0.70%	0.70%	0.70%
Equity Q	8,472,726	7,881,044	7,215,402	0.55%	0.55%	0.55%
Tax-Managed Large Cap	3,164,647	2,776,806	2,437,197	0.70%	0.70%	0.70%
Tax-Managed Mid & Small Cap	1,905,548	1,483,682	1,183,492	0.98%	0.98%	0.98%
International	12,724,054	11,426,606	9,202,521	0.70%	0.70%	0.70%
Emerging Markets	11,961,392	8,499,025	5,680,194	1.15%	1.15%	1.15%
Fixed Income I	3,327,844	2,906,656	2,757,774	0.25%	0.25%	0.25%
Fixed Income III	3,607,880	2,670,565	1,818,645	0.50%	0.50%	0.50%
Short Duration Bond	5,172,197	5,437,276	4,915,805	0.45%	0.45%	0.45%
Money Market	7,373,062	5,919,767	5,721,202	0.20%	0.20%	0.20%
Select Value	2,674,939	2,418,537	1,777,257	0.70%	0.70%	0.70%
Select Growth	1,495,224	1,299,453	837,476	0.80%	0.80%	0.80%

19

Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Fund did not pay RIMCo any advisory fees.

RIMCo has contractually agreed to waive all or a portion of its combined advisory and administrative fees for certain Funds.

This arrangement is not part of the Advisory Agreement with RIC or the Administrative Agreement and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

For the Money Market Fund, RIMCo has contractually agreed to waive, until February 28, 2008, 0.15% of its 0.25% combined advisory and administrative fee. RIMCo waived fees in the amounts of $4,303,054, $4,424,757 and $5,529,795 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively. As a result of the waivers, the Fund paid advisory and administrative fees equal to $2,836,296, $2,974,952 and $3,686,532 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

For the Tax-Managed Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 1.03% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. RIMCo waived fees in the amount of $112,624, $187,394 and $178,899 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively. There was no reimbursement for the fiscal years ended October 31, 2004, 2005 and 2006, respectively. As a result of the waivers and reimbursements, the Fund paid advisory and administrative fees of $1,131,250, $1,371,986 and $1,823,871 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

Effective March 1, 2007, for the Short Duration Bond Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its 0.50% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.75% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Short Duration Bond Fund, RIMCo had contractually agreed to waive, between March 1, 2003 and February 29, 2004, up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.52% of average daily net assets of that Fund on an annual basis. Until February 28, 2003 RIMCo had contractually agreed to waive up to the full amount of its 0.50% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of average daily net assets of that Fund on an annual basis. Fund-level expenses for the Fund do not include administrative fees, 12b-1 fees or shareholder services fees. RIMCo waived fees in the amount of $293,361 for the fiscal year ended October 31, 2004. As a result of the waivers the Fund paid advisory and administrative fees of $5,168,645 for the fiscal year ended October 31, 2004, respectively.

For the Class Y Shares of each Institutional Fund, RIMCo has contractually agreed to waive, at least until February 29, 2008, up to the full amount of its transfer agency fees to the extent that those fees would affect “Other Expenses” of Class Y Shares of an Institutional Fund by one basis point or more. For the fiscal years ended October 31, 2004, 2005 and 2006, respectively, RIMCo did not waive any portion of its transfer agency fees for any of the Institutional Funds.

For the Select Growth Fund, RIMCo has contractually agreed to waive until at least February 29, 2008, up to the full amount of its 0.85% combined advisory and administrative fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

20

From March 1, 2003 through February 28, 2007, RIMCo had contractually agreed to waive up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S of the Select Growth Fund exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares of the Fund, advisory fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively.

RIMCo waived fees in the amounts of $222,875, $166,194 and $234,128 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

For the Select Value Fund, RIMCo had contractually agreed to waive through February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees, to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares of the Fund, advisory fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. Prior to March 1, 2003, RIMCo had contractually agreed to waive up to the full amount of its 0.75% combined advisory and administrative fees for that Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.73% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Select Value Fund do not include transfer agency fees, 12b-1 fees or shareholder services fees. In addition, prior to March 1, 2003, after applying the foregoing waiver, RIMCo contractually agreed to waive up to the full amount of its transfer agency fees to the extent transfer agency fees for Class C, E, S or I exceed 0.26%, 0.26%, 0.26% or 0.01%, respectively, of the average daily net assets of those Classes, on an annual basis. RIMCo waived fees in the amount of $13,123, $0 and $0 for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

Effective September 15, 2004, for the Institutional Funds, RIMCo has contractually agreed to waive 0.02% of its 0.05% administrative fee. For the fiscal years ended October 31, 2004, 2005 and 2006 RIMCo waived administrative fees in the amounts of $20,599, $202,458 and $285,030 for the Equity I Fund, $23,109, $174,710 and $129,900 for the Equity II Fund, $34,853, $286,583 and $308,099 for the Equity Q Fund, $35,283, $326,474 and $363,544 for the International Fund, $27,035, $232,533 and $266,228 for the Fixed Income I Fund and $10,781, $106,823 and $144,315 for the Fixed Income III Fund, respectively.

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$16,734,198	$12,476,501	$9,538,985	0.52%	0.51%	0.52%
Special Growth	5,057,933	4,343,908	3,668,372	0.48%	0.48%	0.49%
Quantitative Equity	20,034,195	15,063,701	11,420,719	0.60%	0.59%	0.58%
International Securities	18,085,404	13,129,587	9,353,876	0.60%	0.60%	0.60%
Real Estate Securities	10,033,298	8,033,791	5,878,630	0.57%	0.56%	0.55%
Diversified Bond	6,192,741	4,951,006	4,032,955	0.33%	0.33%	0.34%
Multistrategy Bond	10,777,185	7,961,513	5,524,967	0.48%	0.48%	0.47%
Tax Exempt Bond	312,699	239,050	169,482	0.12%	0.10%	0.09%
US Government Money Market	58,111	85,932	114,686	0.20%	0.20%	0.20%
Tax Free Money Market	60,781	116,066	155,823	0.10%	0.11%	0.11%
Equity I	4,822,806	3,366,246	2,564,417	0.34%	0.33%	0.34%
Equity II	1,682,923	2,368,588	2,580,563	0.26%	0.27%	0.29%
Equity Q	6,511,796	5,929,651	5,336,308	0.42%	0.41%	0.41%
Tax-Managed Large Cap	1,790,336	1,630,879	1,418,202	0.40%	0.41%	0.41%
Tax-Managed Mid & Small Cap	1,225,531	946,086	662,608	0.63%	0.62%	0.55%
International	7,226,834	6,494,575	5,124,416	0.40%	0.40%	0.39%
Emerging Markets	6,976,508	4,812,407	3,112,728	0.67%	0.65%	0.63%
Fixed Income I	2,440,213	2,144,328	2,171,273	0.18%	0.18%	0.20%
Fixed Income III	2,795,816	2,071,681	1,378,738	0.39%	0.39%	0.38%
Short Duration Bond	3,678,839	3,882,962	3,457,651	0.32%	0.32%	0.32%
Money Market	7,373,062	5,919,767	5,721,202	0.20%	0.20%	0.20%
Select Value	1,758,670	1,579,749	1,134,872	0.46%	0.46%	0.45%
Select Growth	978,117	859,313	530,283	0.52%	0.53%	0.51%

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Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, no advisory fees were paid to money managers for this Fund.

RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Bonuses are based on the RIMCo Manager’s performance, which performance is measured both quantitatively (evaluated based on the pre-tax performance of the accounts versus relevant market indexes and peer groups, with both 1 and 3-year horizons included) and qualitatively (evaluated based on the RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process). Bonus determinations are made based on performance of all accounts managed by a RIMCo Manager taking into consideration the number of accounts and the assets under management in each account. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:

Equity I Fund Diversified Equity Fund	Lipper Large-Cap Core Funds Average Russell 1000® Index

Equity Q Fund Quantitative Equity Fund	Lipper Large-Cap Core Funds Average Russell 1000® Index

Equity II Fund Special Growth Fund	Lipper Small-Cap Core Funds Average Lipper Mid-Cap Core Funds Average Russell 2500™ Index

International Fund International Securities Fund	Lipper International Funds Average MSCI EAFE® Index

Global Equity Fund	Lipper Global Multi-Cap Core Funds Average MSCI World Index

Fixed Income I Fund Diversified Bond Fund	Lipper Intermediate Investment Grade Debt Funds Average Lehman Brothers Aggregate Bond Index

Fixed Income III Fund Multistrategy Bond Fund	Lipper Corporate Debt Funds BBB-Rated Average Lipper Intermediate Investment Grade Debt Funds Average Lehman Brothers Aggregate Bond Index

Select Growth Fund	Lipper Large-Cap Growth Funds Average Russell 1000® Growth Index

Select Value Fund	Lipper Large-Cap Value Funds Average Russell 1000® Value Index

Tax-Managed Large Cap Fund	Lipper Large-Cap Core Funds Average S&P 500® Index

Tax-Managed Mid & Small Cap Fund	Lipper Small-Cap Core Funds Average Lipper Mid-Cap Core Fund Average Russell 2500™ Index

Real Estate Securities Fund	Lipper Real Estate Funds Average FTSE NAREIT Equity REIT Index

Emerging Markets Fund	Lipper Emerging Markets Funds Average MSCI Emerging Markets Index

Short Duration Bond Fund	Lipper Short-Investment Grade Debt Funds Average Merrill Lynch U.S. Treasuries 1-3 Yr

Tax Exempt Bond Fund	Lipper Intermediate Municipal Debt Funds Average Lehman Brothers Municipal 1-10 Yr

Money Market Fund	iMoneyNet First Tier Institutional Average Citigroup 3-Month Treasury Bill Index

US Government Money Market Fund	iMoneyNet U.S. Government & Agencies Institutional Average Citigroup 3-Month Treasury Bill Index

Tax-Free Money Market Fund	iMoneyNet Tax-Free National Institutional Average Citigroup 3-Month Treasury Bill Index

22

Citigroup 3-Month Treasury Bill Index

RIMCo Manager evaluations are conducted by asset class directors. Salary and bonus recommendations of the asset class directors are reviewed by the regional chief investment officers. Russell’s compensation committee approves salaries and bonuses after the regional chief investment officers’ recommendations have been reviewed by the Chief Investment Officer.

Profit sharing contributions are made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions.

The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on perceived expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives.

RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of funds of Russell Investment Funds selected by the RIMCo Manager.

EQUITY SECURITIES BENEFICIALLY OWNED BY RIMCO MANAGERS IN THE FUNDS

THEY MANAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

RIMCO MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS MANAGED BY THE RIMCO MANAGER
Scott Crawshaw	None	Emerging Markets

Bruce A. Eidelson	$10,001- $50,0000	Real Estate Securities

Tereasa Gandhi	None	Tax-Managed Large Cap
	None	Tax-Managed Mid & Small Cap

Phillip Hoffman	None	Global Equity*

Dennis Jensen	None	Select Value

James A. Jornlin	None	International
	None	International Securities

Brian Mock	None	Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Funds as described in the prospectuses.

Tom Monroe	None	Equity Q
	None	Quantitative Equity

Michael R. Ruff	None	Fixed Income I
	None	Fixed Income III
	None	Diversified Bond
	None	Multistrategy Bond
	None	Short Duration Bond
	None	Tax Exempt Bond

Stephen W. Skatrud	None	Select Growth

Christopher D. Tessin	None	Equity II
	None	Special Growth

Dennis J. Trittin	None	Equity I
	None	Diversified Equity

*	No shares of this Fund were issued or outstanding on October 31, 2006.

RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts and commingled trusts. Russell’s investment process, which includes money manager selection and allocation, is guided by the principal that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principal, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money

23

managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.

At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the Asset Class Directors who are responsible for monitoring the portfolio management duties performed within their specific asset class.

Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the Asset Class Director and the ISC must review and ratify the recommendations.

OTHER ACCOUNTS MANAGED BY RIMCO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF OCTOBER 31, 2006

RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts		Assets Under Management (in millions)	Asset Total (in millions)
Scott Crawshaw	0	$0	3	$2,256.3	0		$0	$2,256.3
Bruce A. Eidelson	1	596.6	5	1,718.1	0		0	2,314.7
Tereasa Gandhi	1	189.3	1	366.4	0	*	0	555.7
Phillip Hoffman	0	0	1	2,920.1	0		0	2,920.1
Dennis Jensen	0	0	1	765.2	0		0	765.2
James A. Jornlin	1	255.6	7	8,667.6	1		242.5	9,165.7
Brian Mock	0	0	11	1,505	0		0	1,505
Tom Monroe	0	0	9	8,022.2	2		582.7	8,604.9
Michael R. Ruff	1	226.9	5	2,479	2	**	1,107.8	3,813.7
Stephen W. Skatrud	0	0	7	3,799.7	0		0	3,799.7
Christopher D. Tessin	1	400.8	6	3,991	1		317.1	4,708.9
Dennis J. Trittin	1	363.4	3	6,606.7	0		0	6,970.1

*	Does not include 1904 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by RIMCo. Ms. Gandhi does not exercise investment discretion over these accounts.
**	Does not include 62 accounts that are part of Russell Managed Account Strategies’ Separate Account Manager Mixes, a managed separate accounts program sponsored by RIMCo. Mr. Ruff does not exercise investment discretion over these accounts.

MONEY MANAGERS. Except with respect to the Money Market and US Government Money Market Funds, the Funds’ money managers are not affiliates of RIC or RIMCo other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.

24

From its advisory fees, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended October 31, 2006, 2005 and 2004, management fees paid to the money managers were:

Fund	$Amount Paid			Annual rate (as a % of average daily net assets)
	2006	2005	2004	2006	2005	2004
Diversified Equity	$6,886,917	$5,358,437	$3,896,595	0.21%	0.22%	0.21%
Special Growth	4,496,344	3,748,882	3,020,817	0.42%	0.42%	0.41%
Quantitative Equity	4,321,258	3,536,720	2,900,096	0.13%	0.14%	0.15%
International Securities	8,868,619	6,419,377	4,734,718	0.30%	0.30%	0.30%
Real Estate Securities	4,084,106	3,395,809	2,617,274	0.23%	0.24%	0.25%
Diversified Bond	1,360,253	1,078,601	703,883	0.07%	0.07%	0.06%
Multistrategy Bond	2,611,547	1,926,303	1,456,768	0.12%	0.12%	0.13%
Tax Exempt Bond	500,915	456,354	379,762	0.18%	0.20%	0.21%
Tax Free Money Market	60,398	102,464	116,248	0.10%	0.09%	0.09%
Equity I	3,015,519	2,201,348	1,616,359	0.21%	0.22%	0.21%
Equity II	2,863,588	3,746,281	3,716,942	0.44%	0.43%	0.41%
Equity Q	1,960,930	1,951,393	1,879,094	0.13%	0.14%	0.14%
Tax-Managed Large Cap	1,374,311	1,145,927	1,018,995	0.30%	0.29%	0.29%
Tax-Managed Mid & Small Cap	680,017	537,596	520,884	0.35%	0.36%	0.43%
International	5,497,220	4,932,031	4,078,105	0.30%	0.30%	0.31%
Emerging Markets	4,984,884	3,686,618	2,567,466	0.48%	0.50%	0.52%
Fixed Income I	887,631	762,328	586,501	0.07%	0.07%	0.05%
Fixed Income III	812,064	598,884	439,907	0.11%	0.11%	0.12%
Short Duration Bond	1,493,358	1,554,314	1,458,154	0.13%	0.13%	0.13%
Select Value	916,269	838,788	642,385	0.24%	0.24%	0.25%
Select Growth	517,107	440,140	307,193	0.28%	0.27%	0.29%

Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Fund did not pay any management fees to the money managers.

Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIC has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

DISTRIBUTOR. Russell Fund Distributors, Inc. (the “Distributor”) serves as the distributor of RIC Shares. The Distributor receives no compensation from RIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of Shares pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian for RIC. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:

CUSTODY:

Domestic Custody

•	First $10 billion in average daily net assets – .005%,

•	Over $10 billion – .004%.

25

Global Custody

•	First $1 billion in month end net assets – 0.06% - 0.35% depending on the geographic classification of the investments in the international funds,

•	Over $1 billion – 0.03% - 0.35% depending on the geographic classification of the investments in the international funds; and

•	A transaction charge ranging from $20 - $110 depending on the geographic classification of the investments in the international funds.

All Custody

•	Portfolio transaction charges range from $5.00 - $25.00 depending on the type of transaction;

•	Futures and Options charges are $5.00;

•	Monthly pricing fees of $375.00 per portfolio and $8.25 per security (not applicable to money market funds);

•	Annual fee per fund using fair valuation pricing service of $4,000;

•	On-line access charges of $2,500 per fund; and

•

Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on cash reserves will be used to offset the Funds’ custodian expense.

FUND ACCOUNTING (subject to a minimum fund accounting fee per fund of $30,000):

Domestic Fund Accounting

•	$7,500 per portfolio; and

•	0.0125% of month end net assets.

International Fund Accounting

•	$7,500 per portfolio per year; and

•	0.02% of month end net assets.

Yield Calculation Services

•	$4,200 per fixed income fund.

Tax Accounting Services

•	$3,000 per fund annually (not applicable to money market funds).

•	Wash sales $3,000 per fund annually (not applicable to money market funds).

•	Qualified dividend income reporting $500 per fund (for up to 3 reports per fund in calendar year).

Loan Servicing

Fees are billed monthly and will be the greater of the Per Loan Calculation or the Asset Based Calculation detailed below:

Per Loan Calculation

•	Minimum monthly charge for a Fund that holds up to 5 loans - $750

•	Minimum monthly charge for a Fund that holds up to 10 loans - $1,000

•	Minimum monthly charge for a Fund that holds up to 15 loans - $1,500

•	Minimum monthly charge for a Fund that holds up to 25 loans - $2,500

•	Minimum monthly charge for a Fund that holds up to 50 loans - $3,750

•	Monthly additional per loan charge in excess of 50 loans - $55

Asset Based Fee

•	First $500 million in loan assets – 3.0 basis points

•	Next $500 million in loan assets – 2.5 basis points

•	Excess thereafter – 2.0 basis points

•	Incoming wire charge – $5.00

•	Outgoing wire charge – $5.25

Multiple Class Charges. In addition to the charges listed above, the Funds pay multiple class charges as follows: 1 class, no charge; each additional class, $5,100 annually per class.

The mailing address for State Street Bank and Trust Company is: Josiah Quincy Building 200 Newport Avenue North Quincy, MA 02171.

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TRANSFER AND DIVIDEND DISBURSING AGENT. RIMCo serves as transfer and dividend disbursing agent for RIC. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIMCo retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIMCo’s mailing address is 909 A Street, Tacoma, WA 98402.

ORDER PLACEMENT DESIGNEES. RIC has authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of RIC’s Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIC. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101.

CODES OF ETHICS. RIC, RIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager’s Code of Ethics permits personnel covered by the Code of Ethics to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.

MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
AEW Management and Advisors, L.P.	Yes	No	Yes

AllianceBernstein L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Altrinsic Global Advisors, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

AQR Capital Management, LLC	Yes	Yes, but not in securities on a restricted list	Yes

Ark Asset Management Co., Inc.	Yes	Yes, subject to blackout periods	Yes

Armstrong Shaw Associates Inc.	Yes	Yes, subject to blackout periods	Yes

Aronson + Johnson + Ortiz, LP	Yes	Yes, subject to blackout periods	Yes

Arrowstreet Capital, Limited Partnership	Yes	Yes, subject to blackout periods	Yes

Axiom International Investors LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Bear Stearns Asset Management Inc.	Yes	Yes, subject to blackout periods	Yes

Berkeley Capital Management LLC	Yes	Yes	Yes

Chartwell Investment Partners	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

ClariVest Asset Management, LLC	Yes	No	Yes

Columbus Circle Investors	Yes	Yes, subject to blackout periods	Yes

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MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
David J. Greene and Company, LLC	Yes	Yes	Yes

Delaware Management Company, a series of Delaware Management Business Trust	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Delphi Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

DePrince, Race & Zollo, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Franklin Portfolio Associates, LLC	Yes	Yes, subject to blackout periods	Yes

Fuller & Thaler Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Genesis Asset Managers , LLP	Yes	Yes, subject to blackout periods	Yes

Goldman Sachs Asset Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Gould Investment Partners LLC	Yes	Yes	Yes

Harding, Loevner Management, L.P.	Yes	Yes, subject to blackout periods	Yes

Heitman Real Estate Securities LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Institutional Capital LLC	Yes	No	Yes

INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division	Yes	Yes, subject to blackout periods	Yes

Iridian Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

J.P. Morgan Investment Management Inc.	Yes	Yes, subject to blackout periods	Yes

Jacobs Levy Equity Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

JS Asset Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Lehman Brothers Asset Management LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Marsico Capital Management Company, LLC	Severely restricts personal trading except for certain specific transactions such as the purchase of mutual fund shares, commercial paper, etc.	No	Yes

Merganser Capital Management L.P.	Yes	Yes, but may not enter into transactions that may result in conflicts of interest with clients	Yes

MFS Institutional Advisors, Inc.	Yes	Yes, subject to blackout periods	Yes

Mondrian Investment Partners Ltd.	Yes	Yes, subject to blackout periods	Yes

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MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Montag & Caldwell, Inc.	Yes	Yes, but not in securities on a restricted stock list	Yes

Morgan Stanley Investment Management Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Netols Asset Management, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Neuberger Berman Management	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Nicholas-Applegate Capital Management LLC	Yes	Yes, subject to blackout periods	Yes

Pacific Investment Management Company LLC	Yes, but must use a registered broker for transactions in publicly traded securities	Yes, but not in securities with pending or possible client buy or sell orders	Yes

Palisades Investment Partners, LLC	Yes	Yes, subject to blackout periods	Yes

PanAgora Asset Management, Inc.	Yes	Yes, subject to blackout periods	Yes

Parametric Portfolio Associates LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

RREEF America L.L.C.	Yes	Yes, subject to blackout periods	Yes

Russell Investment Management Company	Yes	Yes, subject to blackout periods	Yes

Sands Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes

Schneider Capital Management Corporation	Yes	Yes, subject to blackout periods	Yes

Standish Mellon Asset Management Company LLC	Yes	Yes, subject to blackout periods	Yes

STW Fixed Income Management Ltd.	Yes	Yes	Yes

Suffolk Capital Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders or in securities of which 10% or more are held in portfolios managed by Suffolk	Yes

Sustainable Growth Advisers, LP	Yes	Severely restricts personal trading, except for certain specific transactions such as the purchase of mutual fund shares, U.S. government securities and municipal securities.	Yes

Systematic Financial Management, L.P.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

T. Rowe Price International, Inc.	Yes	Yes, but not in securities with pending or possible client buy or sell orders	Yes

The Boston Company Asset Management, LLC	Yes	Yes, but not in securities with pending or possible client buy or sell orders, also, certain persons may not purchase securities issued by financial services organizations	Yes

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MONEY MANAGER	Personal investing allowed?	Are investments in securities owned by the advised sub-trust allowed?	Does the code contain all of the required Rule 17j-1 provisions?
Transamerica Investment Partners, Inc.	Yes	Yes, subject to blackout periods	Yes

Turner Investment Partners, Inc.	Yes	No	Yes

Tygh Capital Management, Inc.	Yes	Yes, subject to blackout periods	Yes

Wellington Management Company, LLP	Yes	Yes, subject to blackout periods	Yes

Western Asset Management Company	Yes	Yes, subject to blackout periods	Yes

Western Asset Management Company Limited	Yes	Yes, subject to blackout periods	Yes
PLAN PURSUANT TO RULE 18f-3. Securities and Exchange Commission (the “SEC”) Rule 18f-3 under the 1940 Act, permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this Statement of Additional Information, each Fund that issues multiple classes of Shares is referred to as a “Multiple Class Fund.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

DISTRIBUTION PLANS. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.

Description of the Distribution Plan for Multiple Class Funds

In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.

For each Multiple Class Fund, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.

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For each Multiple Class Fund, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.

Selling Agent Agreements for Multiple Class Funds

Under the Distribution Plans, the Multiple Class Funds may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries and with the Distributor to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this Statement as “Selling Agents.”

Under the Distribution Plan, the following Multiple Class Funds’ C Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2006, 2005 and 2004 (these amounts were for compensation to dealers):

	10/31/06	10/31/05	10/31/04
Diversified Equity	$1,062,092	$862,955	$622,945
Special Growth	479,688	398,709	332,521
Quantitative Equity	1,081,573	883,659	637,723
International Securities	1,079,128	783,724	500,251
Real Estate Securities	714,378	550,456	352,192
Diversified Bond	416,612	378,881	314,307
Tax-Managed Large Cap	134,658	120,141	95,641
Tax-Managed Mid & Small Cap	81,406	60,614	43,787
Short Duration Bond	187,325	247,430	304,817
Multistrategy Bond	574,181	472,878	338,516
Tax Exempt Bond	82,627	83,549	82,134
Emerging Markets	322,261	212,216	127,329
Select Growth	70,483	56,018	37,410
Select Value	181,349	150,593	106,183

Under the Distribution Plan, the following Multiple Class Funds’ A Shares accrued expenses in the following amounts, payable as compensation to the Distributor, for the fiscal years ended October 31, 2006, 2005 and 2004 (these amounts were for compensation to dealers):

	10/31/06	10/31/05	10/31/04
Money Market	$36,497	$10,047	$2,191

Since no shares of the Global Equity Fund were issued during the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, Class A Shares and Class C Shares of this Fund did not accrue any expenses payable as compensation to the Distributor.

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SHAREHOLDER SERVICES PLANS. A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”

Under the Service Plan, RIC may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of the Class C or Class E, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of RIC’s Class C or Class E. Such payments by RIC will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for any Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.

Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Distributor, for the fiscal year ended October 31, 2006:

	Class C	Class E
Diversified Equity	$354,031	$153,837
Special Growth	159,896	58,739
Quantitative Equity	360,524	160,435
International Securities	359,710	155,794
Real Estate Securities	238,126	120,727
Diversified Bond	138,872	130,848
Tax-Managed Large Cap	44,886	26,489
Tax-Managed Mid & Small Cap	27,135	5,160
Short Duration Bond	62,442	63,573
Equity I	NA	101,558
Equity II	NA	95,107
Fixed I	NA	77,353
Fixed III	NA	24,873
International	NA	118,783
Equity Q	NA	128,385
Emerging Markets	107,420	63,320
Multistrategy Bond	191,394	112,313
Tax Exempt Bond	27,542	24,632
Select Growth	23,494	13,492
Select Value	60,450	24,171

Since no shares of the Global Equity Fund were issued during the fiscal year ended October 31, 2006, the Fund’s Class C Shares and Class E Shares did not accrue any expenses payable to the Distributor.

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FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo. The principal expense of the Funds is the annual advisory fee and the annual administrative fee, each payable to RIMCo. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records (except for Money Market, Tax Exempt Bond, US Government Money Market, Tax Free Money Market and Tax-Managed Large Cap Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

As of the date of this Statement, RIMCo has contractually agreed to waive and/or reimburse until February 29, 2008 all or a portion of its aggregate combined advisory and administrative fees with respect to certain Funds.

PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) payments pursuant to a distribution plan or shareholder services plan for that specific class, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vii) audit or accounting expenses relating to a specific class of shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

The following classes of shares are available for purchase. See the applicable Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

Class A Shares of Certain Russell Funds (except the Money Market Fund)

Class A shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows.

The Funds receive the entire net asset value of all Class A shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below. The equity Funds and the fixed income Funds have different front-end sales charges. The equity Funds include the Diversified Equity, Quantitative Equity, Special Growth, Real Estate Securities, Global Equity, International Securities and Emerging Markets Funds. The fixed income Funds include the Multistrategy Bond and Short Duration Bond Funds.

Equity Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	BrokerDealer commission as a % of offering price
Less than $ 50,000	5.75%	6.10%	5.00%
$50,000 but less than $ 100,000	4.50%	4.71%	3.75%
$100,000 but less than $ 250,000	3.50%	3.63%	2.75%
$250,000 but less than $ 500,000	2.50%	2.56%	2.00%
$500,000 but less than $ 1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	—0—	—0—	up to 1.00%

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Fixed Income Funds Front-End Sales Charge

Amount of your investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	BrokerDealer commission as a % of offering price
Less than $ 50,000	3.75%	3.90%	3.00%
$50,000 but less than $ 100,000	3.50%	3.63%	2.75%
$100,000 but less than $ 250,000	2.50%	2.56%	2.00%
$250,000 but less than $ 500,000	2.00%	2.04%	1.60%
$500,000 but less than $ 1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	—0—	—0—	up to 1.00%

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of up to 1.00%.

The Funds’ distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933. Financial Intermediaries that sell Class A shares may also receive the distribution fee payable under the Funds’ distribution plan at an annual rate equal to up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.

Sales Charge Waivers and Reductions

Please see the applicable Russell Funds’ prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.

Class A Shares of the Money Market Fund

Class A shares of the Money Market Fund are sold without a front-end sales charge. Financial Intermediaries that sell Class A shares will receive the distribution fee payable under the Distribution Plan at an annual rate equal to 0.75% (presently limited to 0.15%) of the average daily net assets represented by the Class A shares sold by them.

Class C Shares of all Funds

Financial intermediaries that sell Class C shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C shares sold by them.

Class E Shares of all Funds

Financial intermediaries that sell Class E shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E shares sold by them.

Class I, S and Y Shares of all Funds

Financial intermediaries will receive no shareholder services or distribution fees for these classes of shares.

Class S Shares of all Funds

MOVING FROM CLASS S TO CLASS A SHARES - You can redeem Class S shares held in an account that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for services and with the redemption proceeds purchase Class A shares without paying a front-end sales charge if all of the following are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class S shares in the program for at least one year, and (c) you

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notify your Financial Intermediary and you purchase the Class A shares within 90 days after redeeming the Class S shares. Russell believes that an exchange between classes of the same Fund is not a taxable event, however please consult with your tax adviser for more information.

Class S, E and I Shares of All Funds

Except for the Money Market Fund, Class S, E and I Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class S, E or I Shares are held;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3)	clients of Financial Intermediaries who are members of Russell Investment Group;

(4)	Russell employee investment programs; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, S or I Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class S, E and I Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class S, E and I Shares available to those categories of investors listed above that qualify for access to Class S, E and I Shares. However, the Funds will not knowingly sell Class S, E or I Shares to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment Requirements. If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. The Funds reserve the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

The following lists the exceptions to the minimum initial investment requirements:

1. A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer-in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.

2. For Class Y Shares, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.

3. Except for Class Y Shares of the Institutional Funds, a Fund will waive the initial minimum investment requirement for employee benefit plans and other plans that have at least $2.5 million in total plan assets at the time the plan made the decision to invest in the Fund and that consolidate and hold all fund Shares in plan level or omnibus accounts on behalf of participants. With respect to Class Y Shares of the Institutional Funds, a Fund will waive the initial minimum investment requirement for employee benefit plans and other plans that have at least $5.0 million in total plan assets at the time the plan made the decision to invest in the Fund and that consolidate and hold all fund positions in one or more accounts on behalf of participants.

4. If an employee benefit plan or other plan offers Class I or E Shares of an Institutional Fund, Class I Shares of the Select Growth Fund or Class I Shares of the Select Value Fund as an investment option to its participants and that plan subsequently decides to add Class I or E Shares of an Institutional Fund, Class I Shares of the Select Growth Fund or Class I Shares of the Select Value Fund as another investment option, the required initial minimum investment for Class I shares of that added fund will be waived.

5. The following categories of investor are not subject to any initial minimum investment requirement: (i) U.S. Russell associates and their spouses, domestic partners and dependent children; (ii) UTMAs or UGMAs opened by a U.S. Russell associate for the benefit of their dependent child, grandchild, great-grandchild, niece or nephew; (iii) retired Russell associates and their spouses, domestic partners and dependent children; (iv) directors, trustees, retired directors or retired trustees of Frank Russell Company, any of its subsidiaries, Russell Investment Company or Russell Investment Funds; (v) Northwestern Mutual

35

Home Office Employees and their spouses, domestic partners and dependent children; and (vi) retired Northwestern Mutual Home Office Employees and their spouses, domestic partners and dependent children. A dependent child is one under the age of 21 that is a child by blood, adoption or a stepchild under a current marriage or domestic partnership.

6. Letter of Intent - Class Y Shares only. You may be eligible to purchase Class Y shares of the Institutional Funds if you do not meet the required minimum investment by establishing a non-binding letter of intent (“LOI”). A LOI allows you to combine purchases of all Class Y Shares of a single Institutional Fund you intend to make over a 13-month period in order to meet the required initial minimum investment amount for that Fund. At your request, purchases made during the previous 90 days may be included, but any appreciation of your investment or reinvested dividends will not be included.

Uncashed Checks. Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund Class on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding, and rounding to the nearest cent.

The International, Global Equity, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds’ portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIMCo determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed–income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.

Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable—that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price.

Short term securities maturing within 60 days of the valuation date held by the Funds are valued using the amortized cost method. Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2(a)–7 of the 1940 Act. The money market instruments are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

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The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RIMCo to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Equity I, Equity Q, International, Global Equity, Emerging Markets, Fixed Income I, Diversified Equity, Quantitative Equity, International Securities, Real Estate Securities, Select Growth, Select Value and Diversified Bond Funds for investment income and/or capital appreciation and not for short–term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. The Equity II, Fixed Income III, Special Growth, Short Duration Bond, Multistrategy Bond and Tax Exempt Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short–term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, the Tax–Managed Large Cap Fund and the Tax–Managed Mid & Small Cap Fund, which seek to minimize the impact of taxes on their shareholders, attempt to limit short–term capital gains and to minimize the realization of net long–term capital gains. These policies are expected to result in a lower portfolio turnover rate for the Tax–Managed Large Cap Fund and the Tax–Managed Mid & Small Cap Fund.

The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio.

The Funds, except the Tax Exempt Bond, Tax–Managed Large Cap and Tax–Managed Mid & Small Cap Funds, do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions.

PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments

The portfolio turnover rates for the fiscal years ended October 31, 2006 and 2005 for each Fund (other than the Money Market, US Government Money Market and Tax Free Money Market Funds) were:

	10/31/06	10/31/05
Equity I	98.17%	109.71%
Equity II	154.76	156.39
Equity Q	106.45	117.34
Tax–Managed Large Cap	60.63	42.92
Tax–Managed Mid & Small Cap	54.34	57.90
International	83.09	80.36
Emerging Markets	68.52	71.86
Fixed Income I	125.38	201.90
Fixed Income III	270.24	197.66
Diversified Equity	96.67	110.70
Special Growth	154.79	153.63
Quantitative Equity	104.52	108.48
International Securities	76.65	79.49
Real Estate Securities	48.64	63.95
Diversified Bond	105.80	225.67
Short Duration Bond	111.57	202.53
Multistrategy Bond	261.90	196.81
Tax Exempt Bond	63.34	43.13
Select Growth	148.35	127.68
Select Value	86.60	84.74

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The Global Equity Fund does not yet have portfolio turnover rates since it is a new fund.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.

Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.

Public Disclosures of Portfolio Holdings Information

Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, www.russell.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website following each month end. Such disclosure will be available no later than 60 calendar days following each month end. Disclosure of a Fund’s top ten portfolio holdings as of the last day of each month will be available on the Fund’s website no later than 15 calendar days after each month end.

Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.

A Fund may pay for any portion of a redemption amount in excess of $250,000 by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. Prior to making an in-kind distribution, RIMCo will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.

Non-Public Disclosures of Portfolio Holdings Information

RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their research department as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GCOM2 Solutions, Inc. (“GSI”), and Institutional Shareholder Services, Inc. (“ISS”) provide performance reporting services, tax filing services, and proxy voting and class action registration services to RIMCo, respectively. CTI and ISS receive daily portfolio holdings information in connection with their services to RIMCo, while GSI receives such information quarterly. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.

From time to time rating and ranking organizations such as Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.

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Administration of the Portfolio Holdings Disclosure Policies

The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including Investment Operations and Investment Management and Research, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees.

Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, such as issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines.

The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.

•

Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.

•

In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care; against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness; and for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

•

In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions and corporate restructuring proposals; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

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•

In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of. If the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.

•

Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.

•

In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political or environmental proposals, proxies will be registered as abstentions.

Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.russell.com and on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker–dealer is paid in compliance with RIC’s procedures adopted in accordance with Rule 17e–1 of the 1940 Act.

In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commissions.

RIMCo, pursuant to its Russell Managed Trading program, or a money manager, may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker–dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. Russell Managed Trading is an arrangement under which RIMCo, as adviser to the Funds, assumes responsibility for placing portfolio transactions that have been determined by certain money managers of selected Funds.

The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions selected by money managers or (iii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets allocated to the “select holdings” strategy, and for each Fund’s cash reserves.

The Funds effect certain transactions through Lynch, Jones & Ryan, Inc. (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market

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rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Dollar Committee, which consists principally of employees in research and investment management roles. The committee acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft dollars generated by funds managed by FRC affiliates, including the Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to research purchases.

LJR may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research needs have been met, as determined annually in the Soft Dollar Committee budgeting process.

LJR retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through RIS for transition services and manager funding (i.e. brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) and are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.

Additionally, a money manager may independently effect transactions through RIS or a broker affiliated with the money manager or another money manager to obtain research services for its own use. Research services provided to a money manager are required by law to benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.

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BROKERAGE COMMISSIONS. During the fiscal years ended October 31, 2006, 2005 and 2004, the total brokerage commissions paid by the Funds were:

	2006	2005	2004
Equity I	$2,459,543	$2,061,281	$2,042,570
Equity II	2,101,478	3,487,619	3,442,885
Equity Q	1,230,704	1,494,594	1,580,511
Tax–Managed Large Cap	377,671	294,471	226,138
Tax–Managed Mid & Small Cap	340,854	344,246	425,404
International	3,413,630	3,404,529	3,051,230
Emerging Markets	2,470,731	2,591,323	2,079,689
Fixed Income III	13,920	0	0
Diversified Equity	5,303,771	4,653,875	4,865,262
Special Growth	3,257,822	3,153,276	2,559,296
Quantitative Equity	2,902,158	2,532,812	2,511,682
International Securities	5,776,382	4,613,979	3,740,999
Real Estate Securities	1,694,302	1,936,853	1,378,876
Multistrategy Bond	42,895	0	0
Select Growth	507,665	490,641	445,859
Select Value	627,610	664,717	751,568

The Global Equity Fund has not yet paid brokerage commissions since it is a new fund.

The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

The Fixed Income I, Diversified Bond, Short Duration Bond, Tax Exempt Bond, Money Market, US Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers.

During the fiscal year ended October 31, 2006, approximately $6 million of the brokerage commissions of the Funds were directed to brokers who provided research services to RIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended October 31, 2006, 2005 and 2004 from portfolio transactions effected for the Funds, were as follows:

	2006		2005		2004
Affiliated Broker/Dealer	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions	Commissions	Percent of Total Commissions
AllianceBernstein L.P.	$0	0%	$0	0%	$135,953	0.5%
David J. Greene and Company, LLC	31,162	0.2	20,272	0.1	31,468	0.1
Russell Implementation Services Inc.	6,248,534	38.1	9,067,408	28.6	7,562,299	26.0
Goldman Sachs	0	0	11,640	0	0	0
Total*	$6,279,696	38.3%	$9,099,320	28.7%	$7,729,720	26.6%

The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended October 31, 2006 for the Funds was 38.3%.

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During the fiscal year ended October 31, 2006, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of October 31, 2006, was as follows:

Fund	Citigroup Global Markets Inc.	Morgan Stanley Co., Inc.	Goldman Sachs & Co.	Investment Technology Group Inc.	Jefferies & Company Inc.
Equity I	$21,348,638	$1,015,646	$12,265,779	$0	$0
Equity II	0	0	0	2,649,140	935,584
Equity Q	16,733,241	7,404,570	5,363,820	0	0
International	0	0	0	0	0
Fixed Income I	0	0	3,659,582	0	0
Fixed Income III	0	0	1,241,695	0	0
Diversified Equity	47,386,779	1,804,332	30,520,774	0	0
Special Growth	0	0	0	3,593,616	1,542,814
Quantitative Equity	31,593,030	12,210,448	10,191,258	0	0
International Securities	0	0	0	0	0
Diversified Bond	0	0	8,466,495	0	0
Short Duration Bond	0	0	7,034,110	0	0
Multistrategy Bond	0	0	3,738,443	0	0
Emerging Markets	0	0	0	0	0
Tax-Managed Large Cap	10,137,917	3,007,220	1,698,543	0	0
Tax–Managed Mid & Small Cap	0	0	0	289,226	768,528
Select Growth	8,120,040	0	0	0	0
Select Value	0	2,695,150	2,545,260	0	0

	$135,319,645	$28,137,366	$86,725,759	$6,531,982	$3,246,926

Fund	Lehman Brothers Inc.	Merrill Lynch Pierce Fenner & Smith, Inc.	Deutsche Bank Securities Inc.	Instinet	Weeden & Co.
Equity I	$6,156,646	$4,088,183	$0	$0	$0
Equity II	0	0	0	0	0
Equity Q	11,625,019	14,406,171	0	0	0
International	0	0	0	0	0
Fixed Income I	837,597	8,980,059	0	0	0
Fixed Income III	483,994	3,780,597	0	0	0
Diversified Equity	15,300,550	8,872,630	0	0	0
Special Growth	0	0	0	0	0
Quantitative Equity	22,929,613	36,045,906	0	0	0
International Securities	0	0	0	0	0
Diversified Bond	1,140,515	14,059,235	0	0	0
Short Duration Bond	3,630,208	3,917,036	0	0	0
Multistrategy Bond	1,536,805	11,983,524	0	0	0
Emerging Markets	0	0	0	0	0
Tax-Managed Large Cap	0	1,097,226	0	0	0
Tax–Managed Mid & Small Cap	0	0	0	0	0
Select Growth	0	677,977	0	0	0
Select Value	613,934	3,887,702	0	0	0

	$64,254,881	$111,796,246	$0	$0	$0

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YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the SEC and report average annual total return for each class of Shares which they offer.

Calculation of Average Annual Total Return.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000;
	T	=	Average annual total return;
	[n]	=	Number of years; and
	ERV	=	Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each Fund are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Calculation of Average Annual Total Return After Taxes on Distributions.

Average annual total return after taxes on distributions is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n =ATVD

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	[n]	=	number of years.
	ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1–, 5–, or 10–year periods at the end of the 1–, 5–, or 10–year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation assumes that all dividends and distributions of each Fund, less any taxes due on such dividends and distributions, are reinvested at the net asset value calculated as described in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax–exempt interest or non–taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short–term capital gain rate for short–term capital gain distributions and long–term capital gain rate for long–term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period. The calculation assumes that the redemption has no tax consequences.

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Calculation of Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares.

Average annual total return after taxes on distributions and sale of fund shares is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of a Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n =ATVDR

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemptions).
	[n]	=	number of years.
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1–, 5–, or 10–year periods at the end of the 1–, 5–, or 10–year periods (or fractional portion), after taxes on fund distributions and redemptions.

The calculation assumes that all dividends and distributions of each Fund, less any taxes due on such dividends and distributions, are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The taxable amount and the tax character of each distribution is as specified by a Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. For example, the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g. tax–exempt interest or non–taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short–term capital gain rate for short–term capital gain distributions and long–term capital gain rate for long–term capital gain distributions). The required tax rates may vary over the measurement period. All potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not taken into account. The effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax are not taken into account in the calculation. The calculation assumes that no additional taxes or tax credits result from any redemption of shares required to pay such fees. The ending value is determined by assuming a complete redemption at the end of the one, five or ten year period and the deduction of all nonrecurring charges deducted at the end of each period.

The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends is tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law.

The amount and character (e.g., short–term or long–term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested dividends. It is not assumed that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short–term or long–term) of any resulting gains or losses. It is assumed that a shareholder has sufficient gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Yield Quotation.

Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of Shares that it offers. Yields for Funds other than Funds investing primarily

45

in money market instruments (the “Money Market Funds”) are calculated by dividing the net investment income per share earned during a 30–day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

Where:	a	=	dividends and interest earned during the period
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	average daily number of Shares outstanding during the period that were entitled to receive dividends
	d	=	the maximum offering price per share on the last day of the period

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. Current yields are calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre–existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yields, carried out to at least the nearest hundredth of one percent, are calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre–existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] – 1.

Tax equivalent current yields are calculated by dividing that portion of a Fund’s yield (as calculated above) that is tax exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund’s yield that is not tax exempt.

Tax equivalent effective yield is calculated by dividing that portion of a Fund’s effective yield (as calculated above) that is tax exempt by 1 minus a stated income tax rate (39.6%) and adding the quotient to that portion, if any, of the Fund’s effective yield that is not tax exempt.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund’s yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed–to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund’s investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

Each Fund may, from time to time, advertise non–standard performances, including average annual total return for periods other than 1, 5 or 10 years or since inception.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indexes.

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund’s investment objective, with the exception of Tax Exempt Bond Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Tax Free Money Market Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of Tax Exempt Bond Fund, Equity Q Fund, International Fund, Fixed Income I Fund and Tax Free Money Market Fund are, fundamental which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the

46

outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the respective Prospectuses.

INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund–by–Fund basis at the time an investment is being made.

No Fund may:

1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of U.S. Banks having net assets in excess of $100,000,000.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

An additional fundamental policy is that the Tax Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

For purposes of these investment restrictions, the Tax Exempt Bond and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non–governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non–governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.

With regards to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Real Estate Securities Fund concentrates its investments in real estate securities. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

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With regards to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.

With regards to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act.

Each Fund is also subject to the following non–fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund–by–Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets.

The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

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INVESTMENT POLICIES.

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectuses. The following tables illustrate the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds.

Fund	Principal Investments	Non-Principal Investments
Diversified Equity Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Special Growth Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

Quantitative Equity Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

International Securities Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Lending Portfolio Securities

Illiquid Securities

Derivatives to expose cash reserves to markets and to manage country and currency exposure as a substitute for holding physical securities or to facilitate the implementation of its investment strategy

Global Equity Fund	Common Stocks and Common Stock Equivalents Preferred Stocks Foreign Securities Emerging Market Securities	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives (including forward currency contracts for hedging and/or speculative purposes) Depositary Receipts

Diversified Bond Fund

Debt Securities including corporate debt and mortgage-backed securities

U.S. Government Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Derivatives

Emerging Markets Debt Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities

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Fund	Principal Investments	Non-Principal Investments
Short Duration Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

U.S. Government Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Derivatives

Emerging Markets Debt Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities Municipal Obligations

Multistrategy Bond Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

U.S. Government Securities

Foreign Securities

Derivatives

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Emerging Markets Debt Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities

Real Estate Securities Fund	Common Stocks and Common Stock Equivalents, including REITs	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Select Growth Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Select Value Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

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Fund	Principal Investments	Non-Principal Investments
Emerging Markets Fund

Common Stocks and Common Stock Equivalents

Depositary Receipts

Preferred Stocks

Investment Company Securities (including Pooled Investment Vehicles, Local Access Products and ETFs)

Foreign Securities (specifically emerging market securities)

Cash Reserves

When issued and forward commitment securities

Warrants

Options

Convertible debt securities

Lending Portfolio Securities

Illiquid Securities

Derivatives to expose cash reserves to markets and to manage country and currency exposure as a substitute for holding physical securities or to facilitate the implementation of its investment strategy

Tax-Managed Large Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

Tax-Managed Mid & Small Cap Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

Tax Exempt Bond Fund	Investment grade Municipal Obligations Municipal Debt Securities that are rated below investment grade or junk bonds.	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets

Money Market Fund

U.S. Government Securities

Repurchase Agreements

Investment Company Securities

Commercial Paper, including asset-backed commercial paper

Bank Instruments

Variable and Floating Rate Securities

Credit and Liquidity Enhancements

Funding Agreements

Illiquid Securities (other than Funding Agreements)

Corporate Debt

Investment Grade Municipal Debt Obligations

US Government Money Market Fund	Repurchase Agreements U.S. Government Securities	Variable and Floating Rate Securities Investment Company Securities

Tax-Free Money Market Fund	Investment Grade Municipal Obligations Credit and Liquidity Enhancements Demand Notes Variable and Floating Rate Securities	Investment Company Securities

Equity I Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

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Fund	Principal Investments	Non-Principal Investments
Equity II Fund	Common Stocks and Common Stock Equivalents American Depositary Receipts	Cash Reserves Lending Portfolio Securities Illiquid Securities Derivatives to expose cash reserves to markets REITs

Equity Q Fund	Common Stocks and Common Stock Equivalents Short Sales American Depositary Receipts	Cash Reserves Lending Portfolio Securities Derivatives to expose cash reserves to markets

International Fund	Common Stocks and Common Stock Equivalents Depositary Receipts Preferred Stocks Foreign Securities Forward Currency Contracts Emerging Market Securities

Cash Reserves

Reverse Repurchase Agreements

Lending Portfolio Securities

Illiquid Securities

Derivatives to expose cash reserves to markets and to manage country and currency exposure as a substitute for holding physical securities or to facilitate the implementation of its investment strategy

Fixed Income I Fund

Debt Securities including corporate debt and mortgage-backed securities

U.S. Government Securities

Foreign Securities

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Derivatives

Emerging Markets Debt Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities

Fixed Income III Fund

Debt Securities including corporate debt, mortgage-backed securities and below investment grade or junk bonds

U.S. Government Securities

Foreign Securities

Derivatives

Interest rate futures contracts, foreign currency contracts and options on futures

When issued and forward commitment securities

Swaps

Bank Instruments

Emerging Markets Debt Municipal Obligations Cash Reserves Repurchase Agreements Lending Portfolio Securities Illiquid Securities Investment Company Securities

The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table.

The Diversified Equity, Special Growth, Quantitative Equity, International Securities, Global Equity, Real Estate Securities, Emerging Markets, Select Growth, Select Value, Tax–Managed Large Cap Fund, Tax–Managed Mid & Small Cap, Equity I, Equity II, Equity Q and International Fund are referred to collectively as the “Equity Funds.”

The Diversified Bond, Multistrategy Bond, Short Duration Bond, Tax Exempt Bond, Fixed Income I and Fixed Income III Funds are referred to collectively as the “Fixed Income Funds.”

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The Money Market, US Government Money Market and Tax Free Money Market Funds are referred to collectively as the “Money Market Funds.”

General Investment Strategies and Portfolio Instruments

Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds intend to be fully invested at all times. To do so, RIMCo or a money manager invests the Funds’ (except the Money Market Funds) cash reserves in short term instruments, including certain RIC money market funds. In addition to investing in such short term investments, as described below, A Fund may pursue its strategy to be fully invested by exposing its cash reserves \to the performance of appropriate markets by purchasing equity securities, fixed-income securities and/or derivatives. This is intended to cause a Fund to perform as though its cash reserves were actually invested in those markets.

Each Fund (except the Money Market Funds), that invests its cash reserves in one or more of RIC’s Money Market Funds does so pursuant to exemptive relief from the SEC. The relief requires that any investment of cash reserves in affiliated money market funds will not exceed 25% of the investing Fund’s total assets. Those money market funds seek to maximize current income to the extent consistent with the preservation of capital and liquidity by investing solely in short–term money market instruments. The Funds will invest cash reserves in one or more of RIC’s Money Market Funds only so long as it does not adversely affect the portfolio management and operations of the Money Market Funds and RIC’s other Funds. Those Money Market Funds, and the Funds investing in them, treat such investments as the purchase and redemption of the Money Market Funds’ Shares. Any Fund investing in a money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder as provided in RIC’s Master Trust Agreement, including voting rights. However, Shares of a money market fund issued to other Funds will be voted by the Trustees in the same proportion as the Shares of the money market fund that are held by shareholders that are not Funds. In addition to the advisory and administrative fees payable by the Funds to RIMCo, each Fund that invests its cash reserves in one or more of RIC’s Money Market Funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund’s operating expenses, which include the advisory and administrative fees that such money market fund pays to RIMCo. Currently, the cash reserves for all Funds (except the Tax Exempt Bond Fund) are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in the Money Market Fund is 0.10% (net of fee waivers and reimbursements). Currently, the cash reserves for the Tax Exempt Bond Fund are invested in RIC’s Tax Free Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo on the cash reserves invested in the Tax Free Money Market Fund is 0.25%. The SEC exemptive order requires that the Funds’ Board determine that the advisory fees incurred in connection with the investment of cash reserves in affiliated money market funds are not for duplicative services.

Hedging Strategies. Financial futures contracts may be used by the Funds, except the Money Market Funds, during or in anticipation of adverse market events such as, in the case of the Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed–income securities held in a Fund’s portfolio may decline, but the futures contract value may decrease, partly offsetting the loss in value of the fixed–income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax Exempt Bond Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are

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subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non– business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Lending Portfolio Securities. RIC is a party to a Securities Lending Agency Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.

Each Fund retains most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon.

If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.

The Funds invest cash collateral received in high–quality short–term debt instruments, short–term bank collective investment vehicles and money market mutual funds (including money market funds advised by RIMCo for which RIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Securities Lending Agency Agreement.

A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

No Fund may lend portfolio securities in an amount that exceeds 33 1/3% of total fund assets.

Select Holdings. As described in the Prospectuses, RIMCo may employ a “select holdings” strategy for a portion of certain equity Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of a Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for a Fund. The strategy is designed to increase a Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings.

Illiquid and Restricted Securities. No more than 15% (10% for the Money Market Funds) of a Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.

The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).

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The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the RIC Money Market Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings will be limited to the time required to receive payment for securities sold, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in reduced returns and/or additional borrowing costs.

Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETF’s”. The Funds, other than the Money Market Funds, may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETF’s. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETF’s have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETF’s.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETF’s are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETF’s that track equity market indices. The portfolios held by these ETF’s are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETF’s tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETF’s that are based on fixed income indices, or that are actively managed. Actively managed ETF’s will likely not have the transparency of index based ETF’s, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

Short Sales. The Equity Q and Quantitative Equity Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund

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replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Foreign Securities

Investment In Foreign Securities. The Funds may invest in foreign securities traded on U.S. or foreign exchanges or in the over–the–counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

Investment In Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds many invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed–income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed–income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most countries located in Western Europe. Foreign investment may include emerging market stock and emerging market debt.

Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self–sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free–floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.

Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi–government agencies” and debt securities denominated in multinational currency units of an issuer.

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Local Access Products. The Emerging Markets Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.

Equity Linked Notes. The International Securities and International Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Equity Securities

Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stocks usually carry the right to vote and frequently an exclusive right to do so.

Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.

Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

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Warrants. The Funds may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.

Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Real Estate Investment Trusts or “REITs”. The Equity Funds may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investment in REITs is also subject to heavy cash flow dependency, or tenant defaults, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non–objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non–cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.

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Debt Instruments and Money Market Instruments

To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed–rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.

The Fixed-Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Fixed Income Funds and Money Market Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Repurchase Agreements. The Fixed Income Funds and Money Market Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% (10%, in the case of each Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements. The Fixed Income Funds and Money Market Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund’s money manager to

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be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect.

Corporate Securities. The Fixed Income Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. The Money Market Funds may invest in debt securities issued by corporations. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.

Zero Coupon Securities. The Fixed Income Funds and Money Market Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage–Related And Other Asset–Backed Securities. The forms of mortgage–related and other asset–backed securities the Fixed Income Funds and Money Market Funds may invest in include the securities described below:

Mortgage Pass–Through Securities. Mortgage pass–through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass–through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass–through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass–through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage–related securities.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage–backed bonds and mortgage pass–through securities. Similar to a bond, interest and pre–paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity.

Asset–Backed Securities. Asset–backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage–related pass–through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Risk Factors. Prepayment of principal on mortgage or asset–backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed–income securities, the value of mortgage–related securities is affected by fluctuations in interest rates.

Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal

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and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.–dollar) and are actively traded on the over–the–counter market.

Bank Instruments. The Fixed Income Funds and Money Market Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).

Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Indexed Commercial Paper. The Fixed Income Funds may invest in indexed commercial paper, which is U.S.–dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.–dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross–hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

High Risk Bonds. The Fixed Income Funds may invest their assets in securities rated BBB– or higher by S&P, Baa3 or higher by Moody’s or BBB or higher by Fitch, or in unrated securities judged by the money managers to be of higher credit quality than those designations. Securities rated BBB– by S&P, Baa3 by Moody’s or BBB by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB– and Fitch considers bonds rated BBB, to have some speculative characteristics. The Fixed Income Funds may be required by their prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings.

Risks Associated with High Risk Bonds

These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Securities rated BBB– by S&P,Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB– rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.”

Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Securities possessing Fitch’s BBB rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

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The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Municipal Debt Instruments

Municipal Obligations and Bonds. The Fixed Income Funds and Money Market Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi–state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications –– General Obligation Bonds and Revenue Bonds.

General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

Municipal Notes. The Fixed Income Funds and Money Market Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short–term capital needs. Municipal notes include:

Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes –issued in expectation of a municipality issuing a long–term bond in the future. Usually the long–term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes –issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes –sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal Bonds –bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short–term financing in anticipation of long–term financing.

Variable Rate Demand Notes – long term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.

Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. They are usually purchased by the Tax Exempt Bond and Tax Free Money Market Funds to maintain liquidity. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates.

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A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

Demand Notes. The Fixed Income Funds may purchase obligations with the right to a “put” or “stand– by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand–by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed.

The Money Market Funds may also invest in demand notes, which are obligations with the right to a “put.” A “put” obligates the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance.

The Funds will enter into put and stand–by commitments with institutions such as banks and broker–dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements.

Risk Factors. The ability of the Funds to exercise the put or stand–by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand–by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand–by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand–by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, “Certain Investments –– Municipal Notes –– Tax Free Participation Certificates.”)

The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

Variable Amount Master Demand Notes. The Fixed Income Funds and Money Market Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

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Variable And Floating Rate Securities. The Fixed Income Funds and Money Market Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Commercial Paper. The Fixed Income Funds and Money Market Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Money Market Funds may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.

Credit And Liquidity Enhancements. The Fixed Income Funds and Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to Fixed Income Funds and Money Market Funds that invest in these securities and may affect their share price.

Funding Agreements. The Fixed Income Funds and Money Market Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.

Other Financial Instruments Including Derivatives

Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investment or, in certain circumstances, for investment (e.g. as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked to market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.

Options And Futures. The Funds, other than the Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures and options on futures contracts will be for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets).

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Options On Securities And Indexes. Each Fund, other than the Money Market Funds, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over–the–counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in the money” (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

Over–the–counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC options and the assets used as “cover” for written OTC options are illiquid.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A–1 from S&P or P–1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by RIMCo or the money manager for the Fund.

An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or employed as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

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A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short–term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid.

To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires.

A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long–term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked–to–market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated With Options On Securities And Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well–conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

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If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options On Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over–the–counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objective and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over–the–counter options differ from traded options in that they are two–party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange–traded options.

Futures Contracts And Options On Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over–the–counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC–40; FT–SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three–month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit (“ECU”). It is expected that other futures contracts will be developed and traded in the future.

Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above.

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A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets.

Each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with a Fund’s investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark–to– market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations On Use Of Futures And Options On Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in–the–money,” would exceed 5% of the Fund’s total assets. A call option is “in–the–money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in–the–money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets).

When selling a call option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

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When selling a put option on a futures contract, a Fund will maintain (and mark–to–market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See “Taxes.”

Risks Associated With Futures And Options On Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well–conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve

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as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.

Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen––at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

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If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market–makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange–traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

Additional Risks Of Options On Securities, Futures Contracts, Options On Futures Contracts, And Forward Currency Exchange Contract And Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non–business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Swap Agreements. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of agreements including interest rate, credit and currency swaps. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that a issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

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The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Index Swap Agreements. The Funds, other than the Money Market Funds, may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Fund’s investment objective and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Under most swap agreements entered into by these Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund’s assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when–issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when–issued transaction prior to settlement if it is appropriate to do so and realize short–term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when–issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

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Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefore or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

TAXES

Tax Information for All Funds

The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for Tax-Exempt Bond Fund, Money Market Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund.

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund’s total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

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Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in Complex Securities. A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements. For Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. Fund distributions, if any, made during such three year period that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to

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include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITs), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% for calendar years through 2010.

Additional Tax Information With Respect to the Tax-Exempt Bond Fund

The tax information described in “Tax Information for All Funds” above applies to the Tax-Exempt Bond Fund, except as noted in this section.

Exempt-Interest Dividends. By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income. The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.

Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Dividends-Received Deduction for Corporations. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

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Additional Tax Information With Respect to the Money Market Fund, the US Government Money Market Fund and the Tax Free Money Market Fund

The tax information described in “Tax Information for All Funds” above applies to the Money Market Fund, US Government Money Market Fund and Tax Free Money Market Fund except as noted in this section.

Distributions of Net Investment Income. Each Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund’s daily net income includes accrued interest and any original issue or acquisition discount, less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Exempt-Interest Dividends (Only Applies to Tax Free Money Market Fund). By meeting certain requirements of the Code, the Tax Free Money Market Fund (but not the US Government Money Market Fund nor the Money Market Fund) has qualified and continues to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state’s personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from Taxable Income (Only Applies to Tax Free Money Market Fund). The Tax Free Money Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Tax Free Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.

Distributions of Capital Gain. A Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because each Fund is a money market fund, it does not expect to realize any long-term capital gain.

Maintaining a $1 Share Price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the money market funds to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your taxable ordinary income (including qualified dividend income) and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year (including, for the Tax Free Money Market Fund, the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax). If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable income (or tax-exempt or tax preference income for shareholders of the Tax Free Money Market Fund), a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because each Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different RIC Fund is the same as a sale.

Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative Minimum Tax (Only Applies to Tax Free Money Market Fund). Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

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At October 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Fund	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11	10/31/12	10/31/13	10/31/14	TOTAL

Tax–Managed Large Cap	—	—	18,201,536	59,069,223	—	—	—	—	77,270,759
Fixed Income I	—	—	—	—	—	—	3,855,225	14,386,926	18,242,151
Fixed Income III	—	—	—	—	—	—	—	5,108,237	5,108,237
Money Market	—	90,626	35,378	—	43,223	—	3,147	11,753	184,127
Diversified Bond	—	—	—	—	—	—	4,923,732	16,820,169	21,743,901
Short Duration Bond	—	—	—	—	—	—	10,268,501	7,439,440	17,707,941
Multistrategy Bond	—	—	—	—	—	—	—	14,540,672	14,540,672
Tax Exempt Bond	—	682,095	—	—	—	357,343	—	634,298	1,673,736
Select Growth	—	—	—	9,306,293	263,497	—	—	—	9,569,790
Select Value*	3,596,153	451,724	2,362,680	362,611	—	—	—	—	6,773,168

*	Select Value Fund had a capital loss carryforward of $6,773,168 that it acquired from the Equity Income Fund and Equity III Fund of which $3,596,153, $451,724, $2,362,680 and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

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MONEY MANAGER INFORMATION

DIVERSIFIED EQUITY FUND

AllianceBernstein L.P., is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of June 30, 2002, AXA Financial, Inc. has a 53% economic interest in AllianceBernstein’s business. The remaining economic interest is held by unaffiliated unit holders (32%) and employees (15%).

Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company.

Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.

Marsico Capital Management, LLC is a wholly-owned indirect subsidiary of Bank of America Corporation, a publicly traded corporation.

MFS Institutional Advisors, Inc. is a subsidiary of Massachusetts Financial Services Company and is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, which is owned by Sun Life Financial Services of Canada, Inc., a publicly traded company.

Montag & Caldwell, Inc. is an indirect wholly-owned subsidiary of ABN AMRO Holdings N.V., a publicly traded company. Other entities in the corporate chain of control of which Montag & Caldwell, Inc. is a direct or indirect wholly-owned subsidiary include ABN AMRO Bank N.V., ABN AMRO Asset Management Holding NV and ABN AMRO Asset Management Holdings, Inc.

Schneider Capital Management Corporation is controlled by its majority shareholder, Arnold C. Schneider, III.

Suffolk Capital Management, LLC, is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company.

Turner Investment Partners, Inc. is a corporation controlled by Robert E. Turner.

QUANTITATIVE EQUITY FUND

Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson.

Franklin Portfolio Associates LLC is a Massachusetts limited liability company owned by Mellon Financial Corporation.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.

TAX–MANAGED LARGE CAP FUND

Armstrong Shaw Associates Inc., is employee-owned and is controlled by Jeffrey Shaw.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company.

Palisades Investment Partners, LLC is controlled by its majority shareholder, Quinn Stills.

Sands Capital Management, Inc. is controlled 70% by Frank M. Sands, Sr. and Marjorie Sands and 30% by Frank M. Sands, Jr.

Turner Investment Partners Inc. See: Diversified Equity Fund

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SPECIAL GROWTH FUND

Berkeley Capital Management LLC is a U.S. limited liability company which is indirectly controlled by Jennings Newcom, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of Berkeley.

ClariVest Asset Management, LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest.

David J. Greene and Company, LLC, is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

Delphi Management, Inc. is 100% owned by Scott Black.

Gould Investment Partners LLC is a limited liability company controlled by Richard H. Gould.

Jacobs Levy Equity Management, Inc. See: Quantitative Equity Fund.

PanAgora Asset Management, Inc., is independently operated and owned by Putnam Investments (“Putnam”) and Nippon Life Insurance (“NLI”). Putnam, the majority owner, owns 80% of voting shares and NLI owns the remaining 20% of voting shares.

Tygh Capital Management, Inc. is an employee-owned corporation controlled by its majority shareholders Richard J. Johnson and Jeff B. Curtis.

TAX–MANAGED MID & SMALL CAP FUND

Chartwell Investment Partners is controlled primarily by its employees with no one individual controlling more than 10%.

Netols Asset Management, Inc. is controlled by its majority shareholder, Jeffrey Netols.

Parametric Portfolio Associates LLC is 80% controlled by Eaton Vance Acquisition Business Trust which is an indirect, wholly-owned subsidiary of Eaton Vance Inc., a publicly traded company.

Transamerica Investment Management, LLC is owned by Transamerica Investment Services, Inc. and indirectly owned by Transamerica Corporation, which is wholly-owned by AEGON, N.V. AEGON, N.V. is a publicly traded company.

Turner Investment Partners, Inc. See: Diversified Equity Fund.

SELECT GROWTH FUND

Ark Asset Management Co., Inc. is a wholly-owned subsidiary of Ark Asset Holdings, Inc., which is controlled by Coleman Brandt.

Berkeley Capital Management LLC See: Special Growth Fund.

Delaware Management Company, a series of Delaware Management Business Trust, is an indirect subsidiary of Lincoln National Corporation, a publicly traded company. Other entities in the corporate chain of control of which Delaware Management Company is a direct or indirect subsidiary include: Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp. Delaware Management Holdings, Inc., Lincoln National Investment Companies, Inc. and Lincoln National Investments, Inc.

Fuller & Thaler Asset Management, Inc. is controlled by Russell J. Fuller.

Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%.

Turner Investment Partners, Inc. See: Diversified Equity Fund.

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SELECT VALUE FUND

DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm.

Iridian Asset Management LLC (“Iridian”) is majority owned by BIAM (US) Inc., an indirect subsidiary of The Governor and Company of the Bank of Ireland, a publicly traded company.

JS Asset Management, LLC is a U.S. Limited Liability Company owned by John Schneider.

Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned.

REAL ESTATE SECURITIES FUND

AEW Management and Advisors, L.P. is a limited partnership that is a wholly–owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly–owned subsidiary of CDC IXIS Asset Management North America, L.P. (“CDCAM NA”). CDCAM NA is a wholly–owned subsidiary of CDC IXIS Asset Management, a French company (“CDCAM”). CDCAM is majority–owned by Eulia and indirectly owned, through Eulia by Caisse Nationale des Caisses D’Epargne and CNP Assurances, in a joint venture with Caisse des Depots et Consignations (“CDC”). CDC is wholly–owned by the French Government.

Heitman Real Estate Securities, LLC is 50% owned by its employees, with no one individual employee beneficially owning 25% or greater, and 50% owned by Old Mutual plc, a publicly traded company.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.

RREEF America L.L.C. is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.

GLOBAL EQUITY FUND

Altrinsic Global Advisors, LLC is an employee owned U.S. limited liability company and is controlled by John Hock.

ClariVest Asset Management, LLC. See: Special Growth Fund.

T. Rowe Price International, Inc. (“T. Rowe Price”) is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. Other entities in the corporate chain of control of which T. Rowe Price is a wholly-owned subsidiary include T. Rowe Price Finance, Inc. and T. Rowe Price Associates.

INTERNATIONAL SECURITIES FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

AQR Capital Management, LLC is majority owned and controlled by its principals Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David Kabiller, CFA, Robert Krail, Brian K. Hurst, Jacques A. Friedman and Oktay Kurbanov.

Axiom International Investors LLC (“Axiom”) is 100% employee owned. Axiom’s controlling shareholder is Andrew Jacobson.

The Boston Company Asset Management, LLC is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly held corporation.

Marsico Capital Management, LLC. See: Diversified Equity Fund

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MFS Institutional Advisors, Inc. See: Diversified Equity Fund

Mondrian Investment Partners Limited is controlled by senior members of management.

Nicholas-Applegate Capital Management LLC is a limited liability company and is an indirect wholly owned subsidiary of Allianz SE.

Wellington Management Company, LLP is a limited liability partnership with no one individual controlling more than 25%.

EMERGING MARKETS FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%.

Genesis Asset Managers, LLP is 99.9% owned by Genesis Fund Managers, LLP. Genesis Fund Managers, LLP is 60% owned, through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Fund Managers, LLP with no individual manager beneficially owning greater than 10%.

Harding, Loevner Management, L.P., (“Harding Loevner”) is a limited partnership, and its sole general partner is HLM Holdings, Inc. (“Holdings”). Holdings owns substantially all of Harding Loevner. Holdings is 100% employee owned. Harding Loevner is controlled by David Loevner through his ownership stake in Holdings.

T. Rowe Price International, Inc. See: Global Equity Fund.

DIVERSIFIED BOND FUND

Bear Stearns Asset Management Inc. is a publicly traded company.

Lehman Brothers Asset Management LLC is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., a publicly traded company.

Pacific Investment Management Company LLC (“PIMCO”) is a Delaware limited liability company, and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Western Asset Management Company is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

Western Asset Management Company Limited is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded corporation.

MULTISTRATEGY BOND FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Delaware Management Company. See: Select Growth Fund.

Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company.

Morgan Stanley Investment Management Inc. is a wholly-owned, direct subsidiary of Morgan Stanley, a publicly traded company.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

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SHORT DURATION BOND FUND

Merganser Capital Management L.P. (“Merganser”) is controlled by Merganser Capital Management Corporation, its majority shareholder. Merganser Capital Management Corporation is wholly–owned and controlled by Ed Bedrosian and his family.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

STW Fixed Income Management Ltd., a Bermuda company, is wholly owned by William H. Williams.

TAX EXEMPT BOND FUND

Delaware Management Company. See: Select Growth Fund.

Standish Mellon Asset Management Company LLC is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded organization.

EQUITY I FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

Columbus Circle Investors. See: Diversified Equity Fund.

Institutional Capital Corporation. See: Diversified Equity Fund.

Marsico Capital Management Company, LLC. See: Diversified Equity Fund

MFS Institutional Advisors, Inc. See: Diversified Equity Fund.

Montag & Caldwell, Inc. See: Diversified Equity Fund.

Schneider Capital Management Corporation. See: Diversified Equity Fund.

Suffolk Capital Management, LLC. See: Diversified Equity Fund.

Turner Investment Partners Inc. See: Diversified Equity Fund.

EQUITY Q FUND

Aronson+Johnson+Ortiz, LP. See: Quantitative Equity Fund.

Franklin Portfolio Associates LLC. See: Quantitative Equity Fund.

Goldman Sachs Asset Management, L.P. See: Quantitative Equity Fund.

Jacobs Levy Equity Management, Inc. See: Quantitative Equity Fund.

EQUITY II FUND

Berkeley Capital Management LLC. See: Special Growth Fund.

ClariVest Asset Management, LLC. See: Special Growth Fund.

David J. Greene and Company, LLC. See: Special Growth Fund.

Delphi Management, Inc. See: Special Growth Fund.

Gould Investment Partners LLC. See: Special Growth Fund.

Jacobs Levy Equity Management Inc. See: Quantitative Equity Fund.

PanAgora Asset Management, Inc. See: Special Growth Fund.

Tygh Capital Management, Inc. See: Special Growth Fund.

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INTERNATIONAL FUND

AllianceBernstein L.P. See: Diversified Equity Fund.

AQR Capital Management, LLC. See: International Securities Fund.

Axiom International Investors LLC. See: International Securities Fund.

The Boston Company Asset Management, LLC. See: International Securities Fund.

Marsico Capital Management, LLC. See: International Securities Fund.

MFS Institutional Advisors, Inc. See: International Securities Fund.

Mondrian Investment Partners Limited. See: International Securities Fund.

Nicholas-Applegate Capital Management. See: International Securities Fund.

Wellington Management Company, LLP. See: International Securities Fund.

FIXED INCOME I FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Lehman Brothers Asset Management LLC. See: Diversified Bond Fund.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

Western Asset Management Company. See: Diversified Bond Fund.

Western Asset Management Company Limited. See: Diversified Bond Fund

FIXED INCOME III FUND

Bear Stearns Asset Management Inc. See: Diversified Bond Fund.

Delaware Management Company, a series of Delaware Management Business Trust. See: Multistrategy Bond Fund.

Goldman Sachs Asset Management, L.P. See: Multistrategy Bond Fund

Morgan Stanley Investment Management Inc. See: Multistrategy Bond Fund.

Pacific Investment Management Company LLC. See: Diversified Bond Fund.

MONEY MARKET FUND

Russell Investment Management Company is wholly–owned by Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company.

US GOVERNMENT MONEY MARKET FUND

Russell Investment Management Company. See: Money Market Fund.

TAX FREE MONEY MARKET FUND

Neuberger Berman, LLC is a wholly owned, indirect subsidiary of Lehman Brothers Holdings, Inc.

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RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S):

Aaa –– Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long–term risks appear somewhat larger than in Aaa securities.

A –– Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa –– Bonds which are rated Baa are considered as medium–grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B –– Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa –– Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C –– Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid–range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS GROUP (“S&P”):

AAA –– This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA –– Bonds rated AA also qualify as high–quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A –– Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB- –– Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

BB, B, CCC, CC, C –– Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB –– Bonds rated BB have less near–term vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B –– Bonds rated B have a greater vulnerability to nonpayment than obligations rated ‘BB’ but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC –– A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated CC is currently highly vulnerable to nonpayment.

C –– The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D –– Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The (r) symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk – such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

MOODY’S:

Moody’s rating for state, municipal and other short–term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short–term credit risk and long–term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short–term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run.

Symbols used are as follows:

MIG–1/VMIG 1 –– This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG–2/VMIG 2 –– This designation denotes best quality. Margins of protection are ample although not so large as in the preceding group.

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MIG–3/VMIG 3 — This designation denotes favorable quality. All security elements are accounted or but there is a lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG — This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

S&P:

A S&P note rating, reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long–term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

— Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP–1 — Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP–2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP–3 — Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS.

Moody’s:

Prime – 1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in will-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime – 2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, wile sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime – 3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

WR – Withdrawn

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S&P:

A–1 – An obligor rated “A–1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A–2 – An obligor rated “A–2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A–3 – An obligor rated “A–3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B – An obligor rated “B” is regarded as VULNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – An obligor rated “C” is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on the obligation.

D – An obligor rated “D” is in payment default. The “D” rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

N.R. – An issuer designated N.R. is not rated.

Fitch Investors Service, Inc.:

Short Term Credit Ratings

F1 – Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near–term adverse changes could result in a reduction to non–investment grade.

B – Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near–term adverse changes in financial and economic conditions.

C – High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D – Default. Denotes actual or imminent payment default.

Notes to Short–Term Ratings:

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot–term ratings other than “F–1.”

Long Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

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Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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FINANCIAL STATEMENTS

The 2006 annual financial statements of the Global Equity Fund are not yet available because it is a new fund. The 2006 annual financial statements of the other Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in RIC’s Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement and are incorporated herein by reference.

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Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2006

Russell Investment Company - Russell Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company (“RIC”). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company (“RIMCo”). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Clients

As you read Russell Investment Company’s 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world’s largest investors—and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

(/s/ GREG STARK)
Greg Stark
Chief Executive Officer, Chairman and President.

Russell Investment Company

Market Summary as of October 31, 2006 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board’s actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed’s comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed’s tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market’s preference for yield and interest rate sensitivity as investors digested the Fed’s interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward “growthier” companies within their benchmarks. The market did not reward this positioning during this period.

U.S. Real Estate Markets

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called “club deals” involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector’s strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

Non-U.S. Equity Markets

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe’s larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard (GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia’s weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon’s stroke and Islamist militant group Hamas’ Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. Fixed Income Markets

The Federal Reserve Board’s interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed’s interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed’s comfort level, the Fed’s highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

Market Summary

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Russell Investment Company

Diversified Equity Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Diversified Equity Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	14.12%
5 Years	7.40	%§
10 Years	7.41	%§

Diversified Equity Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	13.80%
5 Years	7.13	%§
10 Years	7.11	%§

Diversified Equity Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	12.98%
5 Years	6.34	%§
10 Years	6.50	%§

Russell 1000(R) Index**

Periods Ended 10/31/06	Total Return
1 Year	16.02%
5 Years	7.92	%§
10 Years	8.87	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Diversified Equity Fund Class S, Class E and Class C Shares gained 14.12%, 13.80% and 12.98%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market’s preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund, given the Fund’s focus on undervalued companies with above-average growth rates. After many years of value stocks outpacing growth stocks, growth stocks are selling at unusually low valuation premiums. The Fund’s preference for growth stocks was unrewarded in the period as the market favored high dividend yield stocks. The Fund’s performance was competitive to its peers, however, during this difficult environment for active money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

During the past year, the Fund’s money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund’s money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market’s preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded.

The main driver of the Fund’s underperformance relative to the benchmark was its underweight in high dividend yield groups such as utilities and REITs and its overweight in growth companies. Industry selection also detracted from relative performance with the Fund being overweight in underperforming industry groups such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund’s money managers focused on such companies, which detracted from relative performance.

At the money manager level, AllianceBernstein L.P., MFS Institutional Advisors, Inc., Schneider Capital Management Corporation, and Suffolk Capital Management LLC outperformed their benchmarks due to favorable stock selection. The market environment was challenging for the Fund’s growth money managers such as Ark Asset Management Co., Inc., Marsico Capital Management, LLC, Turner Investment Partners, Inc., and Montag & Caldwell, Inc. and they underperformed their benchmarks.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy’s overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Goldman Sachs, CSX, Kohls, McDonald’s and Google, as well as from underweight positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, UnitedHealth, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
Ark Asset Management Co., Inc.	Growth
Institutional Capital Corporation	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth
Schneider Capital Management	Value
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class E Shares on May 27, 1997. The returns shown for Class E Shares prior to May 27, 1997 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from May 27, 1997 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to May 26, 1997 and the performance of the Fund’s Class E Shares from May 27, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,023.40	$1,015.27
Expenses Paid During Period*	$10.05	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,027.20	$1,019.11
Expenses Paid During Period*	$6.18	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,028.60	$1,020.37
Expenses Paid During Period*	$4.91	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Diversified Equity Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 93.5%
Auto and Transportation - 3.9%
American Axle & Manufacturing Holdings, Inc. (Ñ)	25,700	482
Autoliv, Inc.	22,300	1,268
BorgWarner, Inc. (Ñ)	16,100	926
Burlington Northern Santa Fe Corp.	317,884	24,645
CH Robinson Worldwide, Inc.	98,840	4,126
CSX Corp.	978,800	34,914
FedEx Corp. (Ñ)	197,973	22,676
General Motors Corp. (Ñ)	33,200	1,159
Lear Corp.	3,300	100
Magna International, Inc. Class A	5,600	419
Navistar International Corp. (Æ)	322,450	8,941
Norfolk Southern Corp.	98,400	5,173
Southwest Airlines Co.	88,200	1,326
Toyota Motor Corp. - ADR	149,231	17,609
Union Pacific Corp.	130,343	11,813
United Parcel Service, Inc. Class B	22,600	1,703
US Airways Group, Inc. (Æ)(Ñ)	74,700	3,724
Visteon Corp. (Æ)	595,100	4,392

		145,396

Consumer Discretionary - 13.9%
Accenture, Ltd. Class A	155,480	5,117
Activision, Inc. (Æ)	112,300	1,732
Avis Budget Group, Inc. (Æ)	1,050	21
Best Buy Co., Inc.	33,700	1,862
Big Lots, Inc. (Æ)	39,800	839
Black & Decker Corp. (Ñ)	14,600	1,225
Carnival Corp.	57,650	2,814
CBS Corp. Class B	94,950	2,748
Coach, Inc. (Æ)(Ñ)	346,840	13,749
Costco Wholesale Corp.	193,100	10,308
Dollar General Corp.	32,600	457
eBay, Inc. (Æ)	87,200	2,802
Electronic Arts, Inc. (Æ)	341,100	18,041
Estee Lauder Cos., Inc. (The) Class A (Ñ)	72,300	2,920
Family Dollar Stores, Inc.	45,400	1,337
Federated Department Stores, Inc.	167,800	7,368
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	57,100	3,020
Four Seasons Hotels, Inc.	55,788	3,578
GameStop Corp. Class A (Æ)(Ñ)	76,700	3,916
Gannett Co., Inc.	38,700	2,289
Gap, Inc. (The)	235,400	4,948
Google, Inc. Class A (Æ)	122,400	58,310
Harman International Industries, Inc.	28,500	2,917
Hewitt Associates, Inc. Class A (Æ)(Ñ)	274,300	6,866
Hilton Hotels Corp.	538,050	15,560

Home Depot, Inc.	17,000	635
Intercontinental Hotels Group PLC – ADR (Æ)(Ñ)	486,100	9,460
International Game Technology	156,560	6,655
Interpublic Group of Cos., Inc. (Æ)(Ñ)	67,000	731
JC Penney Co., Inc. (Ñ)	104,900	7,892
Jones Apparel Group, Inc. (Ñ)	35,100	1,172
Kimberly-Clark Corp.	17,100	1,137
Kohl’s Corp. (Æ)	239,100	16,880
Las Vegas Sands Corp. (Æ)(Ñ)	247,027	18,823
Liberty Global, Inc. Series A (Æ)(Ñ)	130,663	3,429
Liberty Global, Inc. Series C (Æ)	146,597	3,728
Liberty Media Holding Corp. Class A (Æ)	116,340	6,248
Limited Brands, Inc.	45,400	1,338
Liz Claiborne, Inc.	71,600	3,019
Lowe’s Cos., Inc.	363,308	10,950
Mattel, Inc.	79,600	1,801
McDonald’s Corp.	1,019,700	42,746
McGraw-Hill Cos., Inc. (The)	64,900	4,165
MGM Mirage (Æ)(Ñ)	212,693	9,150
Monster Worldwide, Inc. (Æ)	72,500	2,937
Newell Rubbermaid, Inc.	33,000	950
News Corp. Class A (Ñ)	482,770	10,066
Nike, Inc. Class B	77,100	7,084
Nutri System, Inc. (Æ)(Ñ)	71,420	4,405
Office Depot, Inc. (Æ)	30,900	1,297
Omnicom Group, Inc.	79,900	8,106
Quiksilver, Inc. (Æ)(Ñ)	427,000	5,957
RadioShack Corp. (Ñ)	125,000	2,230
Saks, Inc. (Ñ)	23,600	456
Scientific Games Corp. (Æ)	108,260	3,035
Sears Holdings Corp. (Æ)	29,400	5,129
Staples, Inc. (Ñ)	515,800	13,302
Starbucks Corp. (Æ)	641,388	24,212
Starwood Hotels & Resorts Worldwide, Inc. (ö)	97,800	5,843
Station Casinos, Inc. (Ñ)	123,988	7,476
Target Corp.	338,280	20,019
Tech Data Corp. (Æ)	23,500	925
Time Warner, Inc. (Ñ)	658,450	13,176
TJX Cos., Inc.	129,540	3,750
Urban Outfitters, Inc. (Æ)(Ñ)	212,700	3,722
VF Corp.	22,100	1,680
Viacom, Inc. Class A (Æ)	301,370	11,729
Wal-Mart Stores, Inc.	481,500	23,728
Walt Disney Co.	41,540	1,307
Wyndham Worldwide Corp. (Æ)	2,100	62
Wynn Resorts, Ltd. (Æ)(Ñ)	54,973	4,043
XM Satellite Radio Holdings, Inc. Class A (Æ)(Ñ)	582,550	6,793
Yum! Brands, Inc.	111,226	6,614

		524,736

Consumer Staples - 6.9%
Altria Group, Inc.	802,380	65,258
Clorox Co.	27,500	1,775
Coca-Cola Co. (The)	264,300	12,348
Coca-Cola Enterprises, Inc.	34,600	693
Colgate-Palmolive Co.	213,500	13,658
Constellation Brands, Inc. Class A (Æ)(Ñ)	240,800	6,620
CVS Corp.	71,500	2,244
Diageo PLC - ADR	70,550	5,254
Heineken NV - ADR (Æ)	234,829	5,295
Kellogg Co. (Ñ)	174,290	8,768

Kroger Co. (The)	83,600	1,880
Molson Coors Brewing Co. Class B (Ñ)	39,000	2,776
NBTY, Inc. (Æ)	88,580	2,464
PepsiCo, Inc. (Ñ)	764,240	48,483
Procter & Gamble Co. (Ñ)	1,063,313	67,403
Safeway, Inc.	25,500	749
Sara Lee Corp.	85,300	1,459
Tyson Foods, Inc. Class A (Ñ)	144,900	2,094
UST, Inc. (Ñ)	24,700	1,323
Walgreen Co.	275,500	12,034

		262,578

Financial Services - 21.4%
ACE, Ltd.	13,300	761
Allstate Corp. (The)	308,560	18,933
American Express Co.	340,100	19,661
American International Group, Inc. (Ñ)	852,705	57,276
Annaly Capital Management, Inc. (ö)	647,850	8,500
AON Corp. (Ñ)	308,200	10,722
Astoria Financial Corp.	28,350	822
Bank of America Corp. (Ñ)	1,317,128	70,954
Bank of New York Co., Inc. (The)	183,600	6,310
BB&T Corp. (Ñ)	25,500	1,110
Capital One Financial Corp. (Ñ)	107,999	8,568
CB Richard Ellis Group, Inc. Class A (Æ)	180,778	5,429
Charles Schwab Corp. (The)	300,710	5,479
Chicago Mercantile Exchange Holdings, Inc. Class A	10,950	5,486
Chubb Corp.	106,460	5,658
Citigroup, Inc.	1,023,373	51,332
Comerica, Inc.	28,000	1,629
Commerce Bancorp, Inc. (Ñ)	87,600	3,059
Countrywide Financial Corp.	936,800	35,711
Fannie Mae	634,850	37,621
Fidelity National Financial, Inc.	11,350	253
Fidelity National Title Group, Inc. Class A	25,491	561
First American Corp.	6,000	245
First Data Corp.	83,800	2,032
First Horizon National Corp. (Ñ)	31,500	1,239
Franklin Resources, Inc. (Ñ)	38,200	4,353
Freddie Mac	73,250	5,054
Genworth Financial, Inc. Class A (Ñ)	857,925	28,689
Global Payments, Inc.	82,050	3,586
Goldman Sachs Group, Inc. (Ñ)	344,923	65,463
Hartford Financial Services Group, Inc. (Ñ)	192,180	16,752
Hudson City Bancorp, Inc. (Ñ)	113,450	1,558
IndyMac Bancorp, Inc.	20,425	928
iShares Russell 1000 Value Index Fund	92,600	7,356
JPMorgan Chase & Co. (Ñ)	1,233,173	58,502
KeyCorp	56,300	2,091
Lehman Brothers Holdings, Inc.	236,444	18,405
Lincoln National Corp.	25,100	1,589
Loews Corp.	59,250	2,306
MBIA, Inc.	24,800	1,538
Merrill Lynch & Co., Inc. (Ñ)	464,200	40,580
Metlife, Inc.	376,210	21,493
MGIC Investment Corp. (Ñ)	24,600	1,445
Morgan Stanley	278,800	21,309
National City Corp.	75,190	2,801
North Fork Bancorporation, Inc.	358,450	10,245
Old Republic International Corp.	62,800	1,415

PartnerRe, Ltd. (Ñ)	8,300	580
Paychex, Inc.	342,700	13,530
PNC Financial Services Group, Inc.	93,540	6,551
RenaissanceRe Holdings, Ltd. (Ñ)	77,925	4,239
St. Paul Travelers Cos., Inc. (The)	326,170	16,677
SunTrust Banks, Inc.	128,560	10,155
UBS AG (Ñ)	534,571	31,989
UnumProvident Corp. (Ñ)	160,100	3,167
US Bancorp	12,756	432
Wachovia Corp. (Ñ)	160,700	8,919
Waddell & Reed Financial, Inc. Class A (Ñ)	33,000	841
Washington Mutual, Inc. (Ñ)	135,080	5,714
Wells Fargo & Co.	745,704	27,062
Western Union Co. (The) (Æ)	83,800	1,848
XL Capital, Ltd. Class A	8,300	586

		809,099

Health Care - 11.0%
Abbott Laboratories	343,140	16,303
Allergan, Inc.	85,040	9,822
AmerisourceBergen Corp.	36,100	1,704
Amgen, Inc. (Æ)(Ñ)	218,400	16,579
Amylin Pharmaceuticals, Inc. (Æ)(Ñ)	121,701	5,350
Baxter International, Inc.	497,300	22,861
Boston Scientific Corp. (Æ)	100,300	1,596
Bristol-Myers Squibb Co.	308,700	7,640
Cardinal Health, Inc.	49,800	3,259
Caremark Rx, Inc.	289,600	14,257
Celgene Corp. (Æ)(Ñ)	134,400	7,182
Community Health Systems, Inc. (Æ)(Ñ)	136,800	4,439
Covance, Inc. (Æ)	99,320	5,810
DaVita, Inc. (Æ)	28,500	1,585
Eli Lilly & Co.	266,300	14,916
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	16,000	457
Fisher Scientific International, Inc. (Æ)(Ñ)	103,600	8,870
Genentech, Inc. (Æ)(Ñ)	430,410	35,853
Genzyme Corp. (Æ)	86,180	5,818
Gilead Sciences, Inc. (Æ)	198,790	13,697
Henry Schein, Inc. (Æ)(Ñ)	75,200	3,737
Human Genome Sciences, Inc. (Æ)(Ñ)	577,100	7,704
Intuitive Surgical, Inc. (Æ)(Ñ)	43,590	4,323
Invitrogen Corp. (Æ)(Ñ)	100,900	5,853
Johnson & Johnson	469,430	31,640
Medco Health Solutions, Inc. (Æ)	131,400	7,030
Medicis Pharmaceutical Corp. Class A (Ñ)	48,000	1,682
Medtronic, Inc. (Ñ)	123,300	6,002
Merck & Co., Inc.	480,600	21,829
Novartis AG - ADR	232,700	14,132
Omnicare, Inc. (Ñ)	165,100	6,254
Panacos Pharmaceuticals, Inc. (Æ)(Ñ)	219,000	1,502
PDL BioPharma, Inc. (Æ)(Ñ)	217,600	4,598
Pfizer, Inc. (Ñ)	510,100	13,594
Sanofi-Aventis - ADR (Æ)	176,300	7,526
Schering-Plough Corp.	76,100	1,685
St. Jude Medical, Inc. (Æ)	301,800	10,367
Stryker Corp.	256,000	13,386
Tenet Healthcare Corp. (Æ)(Ñ)	153,900	1,087
Triad Hospitals, Inc. (Æ)(Ñ)	123,500	4,573
UnitedHealth Group, Inc.	577,540	28,172
WellPoint, Inc. (Æ)	139,140	10,619
Wyeth	237,380	12,114

		417,407

Integrated Oils - 4.1%
Chevron Corp. (Ñ)	321,587	21,611
ConocoPhillips	238,152	14,346
Exxon Mobil Corp.	743,240	53,082
Hess Corp. (Ñ)	552,050	23,407
Marathon Oil Corp.	47,200	4,078
Murphy Oil Corp. (Ñ)	169,200	7,979
Occidental Petroleum Corp.	294,260	13,813
Total SA - ADR	248,850	16,957

		155,273

Materials and Processing - 3.0%
Air Products & Chemicals, Inc.	64,700	4,508
Archer-Daniels-Midland Co.	243,411	9,371
Ashland, Inc. (Ñ)	19,400	1,147
Avery Dennison Corp. (Ñ)	7,800	492
BHP Billiton, Ltd. - ADR (Ñ)	73,360	3,123
Bunge, Ltd. (Ñ)	12,800	821
Cameco Corp.	142,000	4,988
Cytec Industries, Inc.	42,300	2,343
Dow Chemical Co. (The)	71,000	2,896
Ecolab, Inc.	75,300	3,415
EI Du Pont de Nemours & Co.	39,585	1,813
Hercules, Inc. (Æ)	53,600	975
Imperial Chemical Industries PLC – ADR (Æ)(Ñ)	186,569	5,817
International Paper Co. (Ñ)	392,400	13,086
Lubrizol Corp.	22,100	994
Masco Corp.	289,030	7,992
Monsanto Co.	323,556	14,308
Mosaic Co. (The) (Æ)(Ñ)	97,800	1,831
Phelps Dodge Corp.	7,800	783
PPG Industries, Inc.	103,600	7,086
Praxair, Inc.	14,876	896
Realogy Corp. (Æ)	2,625	68
Rio Tinto PLC - ADR (Ñ)	28,800	6,376
Sherwin-Williams Co. (The)	76,800	4,549
Smurfit-Stone Container Corp. (Æ)	87,200	930
Sonoco Products Co.	9,000	319
St. Joe Co. (The) (Ñ)	72,641	3,907
Syngenta AG - ADR	279,850	9,020
United States Steel Corp.	15,100	1,021

		114,875

Miscellaneous - 3.4%
3M Co. (Ñ)	196,300	15,476
Eaton Corp.	27,800	2,014
General Electric Co. (Ñ)	2,412,030	84,686
Hillenbrand Industries, Inc.	18,000	1,056
Honeywell International, Inc.	264,200	11,128
SPX Corp.	23,100	1,329
Textron, Inc.	35,000	3,183
Tyco International, Ltd.	310,450	9,136

		128,008

Other Energy - 3.2%
Apache Corp. (Ñ)	127,900	8,354
Baker Hughes, Inc.	220,000	15,191
Cameron International Corp. (Æ)	38,600	1,934
Devon Energy Corp.	126,690	8,468
Halliburton Co.	800,100	25,883
Massey Energy Co. (Æ)(Ñ)	390,000	9,848
National-Oilwell Varco, Inc. (Æ)	68,930	4,163

Reliant Energy, Inc. (Æ)(Ñ)	1,466,400	18,594
Rowan Cos., Inc.	23,500	784
Schlumberger, Ltd.	391,086	24,670
Smith International, Inc.	40,700	1,607
Valero Energy Corp.	58,040	3,037

		122,533

Producer Durables - 5.4%
AGCO Corp. (Æ)	249,950	6,686
Agilent Technologies, Inc. (Æ)	106,700	3,798
Alcatel SA - ADR (Æ)(Ñ)	274,300	3,484
American Power Conversion Corp. (Ñ)	214,100	6,472
Applied Materials, Inc.	362,710	6,308
Boeing Co.	223,800	17,873
Bombardier, Inc. (Æ)	1,236,400	4,261
Caterpillar, Inc.	176,500	10,715
Centex Corp. (Ñ)	147,300	7,704
Crown Castle International Corp. (Æ)	127,610	4,294
Danaher Corp.	73,980	5,310
Deere & Co.	141,340	12,032
Emerson Electric Co.	44,500	3,756
ESCO Technologies, Inc. (Æ)(Ñ)	31,500	1,368
Goodrich Corp.	131,150	5,782
Ingersoll-Rand Co., Ltd. Class A	16,000	587
Itron, Inc. (Æ)(Ñ)	21,800	1,187
KB Home (Ñ)	74,021	3,326
Lennar Corp. Class A (Ñ)	83,690	3,974
Lockheed Martin Corp.	297,963	25,902
Northrop Grumman Corp.	236,930	15,730
Pulte Homes, Inc. (Ñ)	169,050	5,239
Roper Industries, Inc.	79,000	3,780
Teradyne, Inc. (Æ)	169,900	2,382
Thermo Electron Corp. (Æ)(Ñ)	151,530	6,496
United Technologies Corp. (Ñ)	555,073	36,479

		204,925

Technology - 12.0%
Adobe Systems, Inc. (Æ)(Ñ)	154,200	5,898
Agere Systems, Inc. Class A (Æ)	39,200	666
Akamai Technologies, Inc. (Æ)(Ñ)	190,630	8,933
Apple Computer, Inc. (Æ)(Ñ)	583,910	47,343
Arrow Electronics, Inc. (Æ)	44,500	1,328
AU Optronics Corp. - ADR (Æ)(Ñ)	573,174	7,784
Avnet, Inc. (Æ)	52,200	1,236
BearingPoint, Inc. (Æ)(Ñ)	605,350	5,043
Broadcom Corp. Class A (Æ)	264,300	8,000
Celestica, Inc. (Æ)(Ñ)	334,800	3,291
Cisco Systems, Inc. (Æ)	1,529,012	36,895
Citrix Systems, Inc. (Æ)	96,420	2,847
Cognizant Technology Solutions Corp. Class A (Æ)	35,860	2,700
Corning, Inc. (Æ)	463,300	9,465
Dell, Inc. (Æ)	456,300	11,102
Electronic Data Systems Corp.	68,300	1,730
EMC Corp. (Æ)(Ñ)	332,400	4,072
F5 Networks, Inc. (Æ)	40,100	2,654
Flextronics International, Ltd. (Æ)(Ñ)	45,600	529
Formfactor, Inc. (Æ)(Ñ)	141,500	5,402
General Dynamics Corp.	163,576	11,630
Hewlett-Packard Co.	1,069,470	41,431
Intel Corp.	292,920	6,251
International Business Machines Corp.	179,800	16,601
International Rectifier Corp. (Æ)(Ñ)	118,000	4,244

JDS Uniphase Corp. (Æ)(Ñ)	544,913	7,918
L-3 Communications Holdings, Inc. Class 3 (Ñ)	94,700	7,625
Lucent Technologies, Inc. (Æ)(Ñ)	281,400	684
MEMC Electronic Materials, Inc. (Æ)	90,000	3,195
Microsoft Corp. (Ñ)	1,145,300	32,882
Motorola, Inc.	1,451,912	33,481
National Semiconductor Corp.	253,700	6,162
Nvidia Corp. (Æ)	144,930	5,054
Oracle Corp. (Æ)	428,740	7,919
PerkinElmer, Inc. (Ñ)	293,800	6,276
Qualcomm, Inc.	943,500	34,334
Research In Motion, Ltd. (Æ)	154,800	18,186
Salesforce.com, Inc. (Æ)(Ñ)	115,440	4,504
SanDisk Corp. (Æ)	226,700	10,904
Sanmina-SCI Corp. (Æ)	302,700	1,196
Seagate Technology, Inc. (Æ)	9,200	—
Silicon Image, Inc. (Æ)(Ñ)	134,700	1,594
Solectron Corp. (Æ)	207,700	694
Sun Microsystems, Inc. (Æ)	733,650	3,984
Texas Instruments, Inc.	665,550	20,086

		453,753

Utilities - 5.3%
America Movil SA de CV – ADR Series L	139,779	5,992
AT&T, Inc. (Ñ)	457,547	15,671
BellSouth Corp.	414,750	18,705
Comcast Corp. Class A (Æ)	877,937	35,706
Constellation Energy Group, Inc.	28,300	1,766
Dominion Resources, Inc. (Ñ)	325,070	26,328
Embarq Corp. (Æ)	74,621	3,608
Entergy Corp.	160,100	13,741
FPL Group, Inc. (Ñ)	111,940	5,709
Level 3 Communications, Inc. (Æ)(Ñ)	358,500	1,897
NII Holdings, Inc. (Æ)(Ñ)	85,980	5,591
Progress Energy, Inc.	22,000	1,012
Progress Energy, Inc. - CVO	5,500	2
Sprint Nextel Corp.	2,007,180	37,514
Telephone & Data Systems, Inc. Class L	13,900	646
TXU Corp.	120,350	7,598
Verizon Communications, Inc. (Ñ)	429,520	15,892
Wisconsin Energy Corp.	20,200	929

		198,307

Total Common Stocks
(cost $3,012,207)		3,536,890

Preferred Stocks - 0.1%
Auto and Transportation - 0.1%
General Motors Corp.	169,450	4,023

Total Preferred Stocks
(cost $2,989)		4,023

Long-Term Investments - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
4.250% due 09/23/23	142	249

Total Long-Term Investments
(cost $122)		249

Short-Term Investments - 6.4%
Russell Investment Company Money Market Fund	230,419,926	230,420
United States Treasury Bills (ç)(ž)(§)
4.795% due 12/07/06	1,000	995
4.891% due 12/07/06	10,000	9,952

Total Short-Term Investments
(cost $241,367)		241,367

Other Securities - 11.7%
Russell Investment Company Money Market Fund (×)	113,382,209	113,382
State Street Securities Lending Quality Trust (×)	328,471,009	328,471

Total Other Securities
(cost $441,853)		441,853

Total Investments - 111.7%
(identified cost $3,698,538)		4,224,382
Other Assets and Liabilities,
Net - (11.7%)		(443,478)

Net Assets - 100.0%		3,780,904

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/06 (43)	16,131	900
Russell 1000 Mini Index (CME) expiration date 12/06 (110)	8,253	431
S&P 500 E-Mini Index (CME) expiration date 12/06 (523)	36,171	1,651
S&P 500 Index (CME) expiration date 12/06 (338)	116,880	3,347
S&P Midcap 400 E-Mini Index (CME) expiration date 12/06 (760)	59,941	2,866

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		9,195

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	3.9
Consumer Discretionary	13.9
Consumer Staples	6.9
Financial Services	21.4
Health Care	11.0
Integrated Oils	4.1
Materials and Processing	3.0
Miscellaneous	3.4
Other Energy	3.2
Producer Durables	5.4
Technology	12.0
Utilities	5.3
Preferred Stocks	0.1
Long-Term Investments	—	*
Short-Term Investments	6.4
Other Securities	11.7

Total Investments	111.7
Other Assets and Liabilities, Net	(11.7)

	100.0

Futures Contracts	0.2

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Diversified Equity Fund

Russell Investment Company

Special Growth Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Special Growth Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	17.42%
5 Years	12.83	%§
10 Years	10.77	%§

Special Growth Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	17.12%
5 Years	12.55	%§
10 Years	10.42	%§

Special Growth Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	16.26%
5 Years	11.71	%§
10 Years	9.79	%§

Russell 2500(TM) Index**

Periods Ended 10/31/06	Total Return
1 Year	17.69%
5 Years	14.36	%§
10 Years	11.53	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Special Growth Fund Class S, Class E and Class C Shares gained 17.42%, 17.12% and 16.26%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Mid-Cap Core Funds Average returned 14.03%, while the Lipper(R) Small-Cap Core Funds Average rose 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Generally, market conditions presented a difficult environment for active small capitalization managers as evidenced by the underperformance of the Lipper averages for the fiscal year. The significant swings in market leadership over this period, combined with periods of defensiveness, were not favorable for active small capitalization managers. Specifically, the continued leadership of REITs and higher yielding securities served as notable barriers to outperformance for most active managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Overall, the Fund’s underperformance compared to its benchmark was largely due to the Fund’s operating expenses, which are reflected in its performance. The benchmark returns do not include any expenses.

Positive stock selection drove performance for the year. In particular, stock selection within traditional growth sectors such as technology and consumer discretionary was significantly positive while stock selection was also positive in the more defensive and interest sensitive financial services sector. Holdings of computer technology, retail, and semiconductor stocks all contributed positively to Fund performance. While stock selection was positive within the financial services sector, the Fund’s underweight to REITs within the financial services sector detracted from the Fund’s performance.

The Fund has eight money managers: three growth, two market-oriented and three value. Five of the eight money managers in the Fund outperformed their respective style indices while five of the eight also outperformed the Russell 2500 Index.

Two of the three growth money managers outperformed their respective benchmarks. Tygh Capital Management, Inc. and Capitalworks Investment Partners, LLC both significantly outperformed the Russell 2500 Growth Index. Gould Investment Partners, LLC, the most growth oriented money manager, underperformed the benchmark. This underperformance is reasonably expected for an aggressive growth money manager during a period where the market favored value stocks and a defensive positioning.

Two of the three value money managers outperformed, with solid outperformance from both David J. Greene & Company, LLC and Jacobs Levy Equity Management, Inc. David J. Greene’s outperformance was notable given its focus on contrarian, higher growth value stocks. Its performance was driven by positive stock selection in technology, energy and health care. Delphi Management, Inc. underperformed the index.

The performance of Goldman Sachs Asset Management, L.P., a market-oriented money manager, was disappointing as it had the largest underperformance of the Fund’s managers. Goldman’s stock selection was weak, with poor stock selection in health care and financials. PanAgora Asset Management, Inc., a recently added market-oriented money manager, outperformed during the period it was in the Fund.

Describe any changes to the Fund’s structure or the money manager line-up.

TimesSquare Capital Management, LLC was removed from the Fund in February 2006. TimesSquare’s assets were re-allocated to other money managers. In May 2006, PanAgora Asset Management, Inc. was hired to replace Nicholas-Applegate.

Money Managers as of October 31, 2006	Styles
CapitalWorks Investment Partners, LLC	Growth
David J. Greene and Company, LLC	Value
Delphi Management, Inc.	Value
Goldman Sachs Asset Management, L.P.	Market-Oriented
Gould Investment Partners, LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex- dividend dates.
‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1997 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Special Growth Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$976.80	$1,013.91
Expenses Paid During Period*	$11.16	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$980.50	$1,017.69
Expenses Paid During Period*	$7.44	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$981.80	$1,018.95
Expenses Paid During Period*	$6.19	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Special Growth Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 92.5%
Auto and Transportation - 3.2%
Aftermarket Technology Corp. (Æ)	21,211	399
American Commercial Lines, Inc. (Æ)(Ñ)	20,100	1,289
Arctic Cat, Inc. (Ñ)	13,000	233
Arkansas Best Corp.	31,500	1,291
ArvinMeritor, Inc. (Ñ)	128,214	1,926
Autoliv, Inc.	44,200	2,514
Bristow Group, Inc. (Æ)(Ñ)	57,600	1,912
Commercial Vehicle Group, Inc. (Æ)	14,400	297
Continental Airlines, Inc. Class B (Æ)(Ñ)	9,249	341
Dana Corp. (Ñ)	196,600	317
Danaos Corp. (Æ)(Ñ)	15,300	314
DryShips, Inc. (Ñ)	66,500	921
EGL, Inc. (Æ)	3,845	131
ExpressJet Holdings, Inc. Class A (Æ)(Ñ)	55,816	443
Freightcar America, Inc. (Ñ)	13,915	740
Grupo TMM SA Series A (Æ)	66,800	163
Heartland Express, Inc. (Ñ)	53,700	877
HUB Group, Inc. Class A (Æ)	32,075	871
Kansas City Southern (Æ)(Ñ)	28,500	809
Laidlaw International, Inc.	63,800	1,851
Navistar International Corp. (Æ)(Ñ)	75,400	2,091
OMI Corp. (Ñ)	56,500	1,261
Overseas Shipholding Group, Inc. (Ñ)	8,048	503
PAM Transportation Services (Æ)	7,200	182
Pinnacle Airlines Corp. (Æ)(Ñ)	23,375	198
Republic Airways Holdings, Inc. (Æ)	25,200	450
Saia, Inc. (Æ)(Ñ)	52,395	1,404
Standard Motor Products, Inc. (Æ)	17,366	192
Swift Transportation Co., Inc. (Æ)(Ñ)	6,700	169
Teekay Shipping Corp. (Ñ)	26,800	1,102
Tenneco, Inc. (Æ)(Ñ)	29,365	667
Tidewater, Inc.	4,100	204
TRW Automotive Holdings Corp. (Æ)	50,200	1,288
US Xpress Enterprises, Inc. Class A (Æ)(Ñ)	31,980	631
UTI Worldwide, Inc.	150,635	3,894
Visteon Corp. (Æ)	72,800	537
Wabtec Corp.	67,642	2,123
YRC Worldwide, Inc. (Æ)(Ñ)	89,500	3,467

		38,002

Consumer Discretionary - 18.9%
24/7 Real Media, Inc. (Æ)(Ñ)	124,100	1,229
Abercrombie & Fitch Co. Class A	46,408	3,557
ABM Industries, Inc. (Ñ)	7,400	147
Activision, Inc. (Æ)(Ñ)	351,832	5,425
Adesa, Inc. (Ñ)	43,200	1,086
Advance Auto Parts, Inc.	10,200	357
Advisory Board Co. (The) (Æ)	55,679	3,075
AFC Enterprises (Æ)(Ñ)	2,500	41

Alberto-Culver Co.	16,600	843
Alderwoods Group, Inc. (Æ)(Ñ)	13,487	268
Alloy, Inc. (Æ)	9,942	137
American Greetings Corp. Class A (Ñ)	98,158	2,347
American Woodmark Corp. (Ñ)	26,052	964
AMN Healthcare Services, Inc. (Æ)(Ñ)	221,800	5,609
AnnTaylor Stores Corp. (Æ)	40,600	1,787
aQuantive, Inc. (Æ)(Ñ)	181,136	4,923
Arbitron, Inc. (Ñ)	7,660	322
Asbury Automotive Group, Inc. (Ñ)	46,731	1,122
Autonation, Inc. (Æ)(Ñ)	36,936	741
Baidu.com - ADR (Æ)(Ñ)	19,400	1,693
Bally Technologies, Inc. (Æ)(Ñ)	17,200	341
Barnes & Noble, Inc.	30,300	1,252
Bebe Stores, Inc.	82,997	2,061
Belo Corp. Class A (Ñ)	11,977	210
Big Lots, Inc. (Æ)(Ñ)	129,377	2,727
Blockbuster, Inc. Class A (Ñ)	129,410	507
Blyth, Inc.	13,000	311
Bob Evans Farms, Inc.	25,696	871
Books-A-Million, Inc. Class A (Ñ)	8,884	178
Bowne & Co., Inc. (Æ)	19,100	299
Bright Horizons Family Solutions, Inc. (Æ)(Ñ)	29,000	1,114
Brightpoint, Inc. (Æ)(Ñ)	17,070	207
Brown Shoe Co., Inc.	31,235	1,217
Carmax, Inc. (Æ)	60,000	2,658
Catalina Marketing Corp. (Æ)(Ñ)	32,521	824
Cato Corp. (The) Class A	1,483	34
CBRL Group, Inc.	29,000	1,273
Central Parking Corp. (Ñ)	26,527	455
Chemed Corp.	26,886	954
Children’s Place Retail Stores, Inc. (The) (Æ)	10,944	768
Choice Hotels International, Inc. (Ñ)	28,940	1,213
Christopher & Banks Corp. (Ñ)	108,672	2,933
Churchill Downs, Inc.	3,962	168
Circuit City Stores, Inc.	9,700	262
Coach, Inc. (Æ)	59,733	2,368
Consolidated Graphics, Inc. (Æ)	15,300	951
Convergys Corp. (Æ)	90,400	1,917
Corinthian Colleges, Inc. (Æ)(Ñ)	62,500	766
Corporate Executive Board Co.	25,534	2,293
Corrections Corp. of America (Æ)	158,600	7,246
Cox Radio, Inc. Class A (Æ)(Ñ)	12,240	206
Crocs, Inc. (Æ)(Ñ)	119,200	4,723
CSS Industries, Inc.	1,900	60
DeVry, Inc. (Æ)(Ñ)	70,600	1,719
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	14,100	702
Dillard’s, Inc. Class A (Ñ)	42,100	1,270
Dollar Thrifty Automotive Group (Æ)(Ñ)	15,627	628
Dollar Tree Stores, Inc. (Æ)(Ñ)	54,000	1,679
Dover Downs Gaming & Entertainment, Inc.	17,030	241
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	45,600	1,206
Dress Barn, Inc. (Æ)(Ñ)	29,170	634
DSW, Inc. Class A (Æ)(Ñ)	21,866	757
Earthlink, Inc. (Æ)(Ñ)	126,100	885
Ethan Allen Interiors, Inc. (Ñ)	42,400	1,510
Expedia, Inc. (Æ)	29,700	483
Ezcorp, Inc. Class A (Æ)(Ñ)	40,934	1,849
Family Dollar Stores, Inc.	54,900	1,617
Federated Department Stores, Inc.	31,000	1,361

Foot Locker, Inc.	79,400	1,841
Forrester Research, Inc. (Æ)(Ñ)	88,702	2,788
FTD Group, Inc. (Æ)	24,173	386
Furniture Brands International, Inc. (Ñ)	36,440	678
Gemstar-TV Guide International, Inc. (Æ)	447,500	1,557
Great Wolf Resorts, Inc. (Æ)	32,200	424
Group 1 Automotive, Inc. (Ñ)	46,379	2,658
Guess?, Inc. (Æ)(Ñ)	64,600	3,679
Gymboree Corp. (Æ)(Ñ)	25,973	1,207
Harris Interactive, Inc. (Æ)(Ñ)	18,030	120
Hasbro, Inc. (Ñ)	116,000	3,007
Haverty Furniture Cos., Inc. (Ñ)	48,773	771
Hearst-Argyle Television, Inc. (Ñ)	58,400	1,472
Helen of Troy, Ltd. (Æ)(Ñ)	59,530	1,465
Hooker Furniture Corp. (Ñ)	5,300	75
Iconix Brand Group, Inc. (Æ)(Ñ)	210,538	3,924
ICT Group, Inc. (Æ)(Ñ)	11,699	371
IKON Office Solutions, Inc.	94,522	1,409
Infospace, Inc. (Æ)(Ñ)	9,970	201
infoUSA, Inc.	33,071	363
Inter Parfums, Inc. (Ñ)	4,322	85
Interstate Hotels & Resorts, Inc. (Æ)	54,486	489
ITT Educational Services, Inc. (Æ)(Ñ)	42,200	2,910
J Crew Group, Inc. (Æ)(Ñ)	62,300	1,921
Jack in the Box, Inc. (Æ)	72,902	4,091
Jackson Hewitt Tax Service, Inc.	5,600	194
Jo-Ann Stores, Inc. (Æ)(Ñ)	57,500	1,047
Jones Apparel Group, Inc. (Ñ)	49,955	1,668
Journal Register Co. (Ñ)	70,071	552
K-Swiss, Inc. Class A	13,400	473
K2, Inc. (Æ)(Ñ)	37,113	507
Kellwood Co. (Ñ)	76,266	2,334
Kelly Services, Inc. Class A	4,000	115
Knology, Inc. (Æ)(Ñ)	9,164	94
Korn/Ferry International (Æ)	172,256	3,809
Leapfrog Enterprises, Inc. (Æ)(Ñ)	59,600	575
Lee Enterprises, Inc. (Ñ)	38,000	1,084
LIFE TIME FITNESS, Inc. (Æ)(Ñ)	97,200	5,009
Lightbridge, Inc. (Æ)(Ñ)	55,059	636
Live Nation, Inc. (Æ)	6,650	141
Liz Claiborne, Inc. (Ñ)	34,000	1,434
Lodgenet Entertainment Corp. (Æ)(Ñ)	18,930	435
Maidenform Brands, Inc. (Æ)	5,096	113
Manpower, Inc.	40,326	2,733
Marcus Corp. (Ñ)	24,650	616
Marvel Entertainment, Inc. (Æ)(Ñ)	71,241	1,806
McClatchy Co. Class A	29,000	1,257
McCormick & Schmick’s Seafood Restaurants, Inc. (Æ)	11,446	301
Men’s Wearhouse, Inc. (The)	65,700	2,618
Meredith Corp.	30,000	1,575
Mothers Work, Inc. (Æ)(Ñ)	5,347	271
Movado Group, Inc. (Ñ)	23,700	610
MPS Group, Inc. (Æ)	151,479	2,310
O’Charleys, Inc. (Æ)	12,279	244
O’Reilly Automotive, Inc. (Æ)	66,533	2,148
Orient-Express Hotels, Ltd. Class A	131,486	5,187
Pacific Sunwear of California, Inc. (Æ)(Ñ)	82,500	1,454
Papa John’s International, Inc. (Æ)(Ñ)	54,019	1,982
Payless Shoesource, Inc. (Æ)(Ñ)	35,628	953
PC Connection, Inc. (Æ)	13,600	149

Penn National Gaming, Inc. (Æ)	53,678	1,963
Perficient, Inc. (Æ)(Ñ)	99,100	1,662
Perry Ellis International, Inc. (Æ)(Ñ)	14,367	525
PHH Corp. (Æ)(Ñ)	68,031	1,878
Phillips-Van Heusen Corp.	48,533	2,221
Pier 1 Imports, Inc. (Ñ)	108,800	712
Pre-Paid Legal Services, Inc. (Ñ)	14,497	615
Prestige Brands Holdings, Inc. (Æ)	26,700	315
Priceline.com, Inc. (Æ)(Ñ)	22,900	923
ProQuest Co. (Æ)(Ñ)	55,500	710
Quiksilver, Inc. (Æ)(Ñ)	78,900	1,101
RadioShack Corp. (Ñ)	48,100	858
Rent-A-Center, Inc. (Æ)	48,500	1,395
Republic Services, Inc. Class A	60,720	2,490
Retail Ventures, Inc. (Æ)(Ñ)	13,664	234
RH Donnelley Corp.	4,500	271
Ryan’s Restaurant Group, Inc. (Æ)(Ñ)	54,533	884
SAIC, Inc. (Æ)	53,500	1,070
Scholastic Corp. (Æ)(Ñ)	66,355	2,085
Service Corp. International (Ñ)	15,300	140
Shoe Carnival, Inc. (Æ)	27,288	781
Sonic Automotive, Inc. Class A (Ñ)	44,210	1,163
Spherion Corp. (Æ)(Ñ)	29,540	214
Stage Stores, Inc. (Ñ)	32,831	1,064
Standard Parking Corp. (Æ)(Ñ)	5,209	181
Stanley Furniture Co., Inc. (Ñ)	7,393	163
Stanley Works (The) (Ñ)	26,169	1,247
Sturm Ruger & Co., Inc. (Æ)	3,400	28
Tech Data Corp. (Æ)	46,110	1,814
TeleTech Holdings, Inc. (Æ)(Ñ)	136,530	2,650
Topps Co., Inc. (The) (Ñ)	40,300	352
Trans World Entertainment Corp. (Æ)	1,200	8
Tween Brands, Inc. (Æ)	64,795	2,710
Under Armour, Inc. Class A (Æ)(Ñ)	11,500	533
Unifirst Corp.	4,800	173
United Online, Inc. (Ñ)	133,838	1,809
United Stationers, Inc. (Æ)	21,275	1,016
Valassis Communications, Inc. (Æ)	19,200	288
Viad Corp.	18,700	691
Volt Information Sciences, Inc. (Æ)(Ñ)	40,750	1,610
Washington Post Co. (The) Class B (Ñ)	1,730	1,303
Waste Connections, Inc. (Æ)	39,667	1,614
Watson Wyatt Worldwide, Inc. Class A	3,700	167
WESCO International, Inc. (Æ)	21,900	1,429

		224,967

Consumer Staples - 1.4%
Alliance One International, Inc. (Æ)	16,293	79
Boston Beer Co., Inc. Class A (Æ)	8,000	292
Chiquita Brands International, Inc.	19,700	270
Coca-Cola Bottling Co. Consolidated (Ñ)	17,471	1,100
Dean Foods Co. (Æ)	38,100	1,596
Delta & Pine Land Co. (Æ)	6,100	247
Imperial Sugar Co. (Æ)(Ñ)	6,000	159
J&J Snack Foods Corp.	10,408	348
Longs Drug Stores Corp.	29,806	1,283
McCormick & Co., Inc.	49,000	1,833
Molson Coors Brewing Co. Class B (Ñ)	40,500	2,883
Nash Finch Co. (Ñ)	10,386	269
NBTY, Inc. (Æ)	24,992	695
Pathmark Stores, Inc. (Æ)(Ñ)	46,200	468

PepsiAmericas, Inc.	47,800	977
Performance Food Group Co. (Æ)(Ñ)	26,833	780
Premium Standard Farms, Inc. (Ñ)	26,227	505
Seaboard Corp. (Ñ)	530	748
Sensient Technologies Corp.	5,360	124
Smithfield Foods, Inc. (Æ)(Ñ)	22,700	610
Spartan Stores, Inc. (Ñ)	38,214	790
Weis Markets, Inc. (Ñ)	3,867	157
Wild Oats Markets, Inc. (Æ)(Ñ)	23,844	429

		16,642

Financial Services - 17.3%
21st Century Holding Co. (Ñ)	5,638	159
Accredited Home Lenders Holding Co. (Æ)(Ñ)	14,798	453
Advance America Cash Advance Centers, Inc. (Ñ)	18,661	280
Advent Software, Inc. (Æ)(Ñ)	99,400	3,680
Affiliated Managers Group, Inc. (Æ)	54,315	5,439
Affordable Residential Communities (Æ)	28,700	315
AG Edwards, Inc.	32,100	1,831
Alleghany Corp. (Æ)(Ñ)	882	270
Alliance Data Systems Corp. (Æ)(Ñ)	114,258	6,938
AMB Property Corp. (ö)	40,500	2,366
American Home Mortgage Investment Corp. (ö)(Ñ)	82,010	2,802
AmeriCredit Corp. (Æ)(Ñ)	63,280	1,618
Anthracite Capital, Inc. (ö)	43,110	617
Ares Capital Corp.	69,550	1,289
Argonaut Group, Inc. (Æ)	7,390	251
Arthur J Gallagher & Co. (Æ)(Ñ)	29,700	827
Ashford Hospitality Trust, Inc. (ö)(Ñ)	117,000	1,507
Aspen Insurance Holdings, Ltd. (Ñ)	47,600	1,181
Assurant, Inc.	63,569	3,348
Axis Capital Holdings, Ltd.	45,500	1,495
Bancfirst Corp.	4,100	204
Bank of Hawaii Corp.	31,100	1,622
Bankunited Financial Corp. Class A (Ñ)	112,200	3,026
Banner Corp.	4,100	178
Bear Stearns Cos., Inc. (The) (Ñ)	8,600	1,302
BOK Financial Corp. (Ñ)	6,529	336
Capital Trust, Inc. Class A (ö)(Ñ)	7,100	316
CapitalSource, Inc. (ö)(Ñ)	38,000	1,054
Cascade Bancorp (Ñ)	12,230	446
Cash America International, Inc. (Ñ)	28,130	1,163
Cathay General Bancorp (Ñ)	4,899	169
Central Pacific Financial Corp. (Ñ)	24,571	904
Chittenden Corp.	16,600	490
CIT Group, Inc.	20,000	1,041
City Bank	500	27
City Holding Co.	4,403	173
City National Corp. (Ñ)	34,900	2,323
CNA Surety Corp. (Æ)	59,700	1,214
Colonial BancGroup, Inc. (The)	154,400	3,681
Colonial Properties Trust (ö)	3,078	155
Commerce Group, Inc.	24,600	728
Community Bancorp (Æ)	7,083	205
Community Trust Bancorp, Inc.	3,900	150
Conseco, Inc. (Æ)(Ñ)	24,760	504
Corus Bankshares, Inc. (Ñ)	102,715	2,109
Crescent Real Estate Equities Co. (ö)(Ñ)	20,400	445
Cybersource Corp. (Æ)(Ñ)	133,100	1,364
Deerfield Triarc Capital Corp. (ö)(Ñ)	35,300	525
Delphi Financial Group Class A	55,967	2,197

Deluxe Corp. (Ñ)	44,200	1,002
DiamondRock Hospitality Co. (ö)	53,300	899
Downey Financial Corp. (Ñ)	26,275	1,810
Duke Realty Corp. (ö)(Ñ)	30,000	1,202
East West Bancorp, Inc. (Ñ)	10,105	369
Education Realty Trust, Inc. (ö)(Ñ)	20,200	312
Entertainment Properties Trust (ö)(Ñ)	11,845	651
Euronet Worldwide, Inc. (Æ)	65,863	1,957
Fair Isaac Corp. (Ñ)	3,770	138
Federal Realty Investors Trust (ö)(Ñ)	24,700	1,980
FelCor Lodging Trust, Inc. (ö)	104,657	2,173
Fidelity National Financial, Inc.	35,200	785
Fidelity National Title Group, Inc. Class A (Ñ)	30,336	668
First American Corp.	113,200	4,622
First Cash Financial Services, Inc. (Æ)(Ñ)	42,981	929
First Community Bancorp, Inc.	1,318	70
First Mutual Bancshares, Inc. (Ñ)	51,528	1,219
First Place Financial Corp.	4,863	113
First Regional Bancorp (Æ)(Ñ)	3,876	123
FirstFed Financial Corp. (Æ)(Ñ)	19,320	1,193
FPIC Insurance Group, Inc. (Æ)	7,548	270
Franklin Street Properties Corp. (ö)(Ñ)	13,230	272
Frontier Financial Corp. (Ñ)	7,050	205
Fulton Financial Corp. (Ñ)	39,510	633
GFI Group, Inc. (Æ)(Ñ)	13,100	755
Global Payments, Inc.	100,114	4,376
Gramercy Capital Corp. (ö)(Ñ)	3,078	86
Greater Bay Bancorp	30,024	773
Hanmi Financial Corp. (Ñ)	85,548	1,828
HCC Insurance Holdings, Inc.	53,700	1,808
Health Care Property Investors, Inc. (ö)	42,440	1,333
Health Care REIT, Inc. (ö)(Ñ)	38,500	1,589
HealthExtras, Inc. (Æ)	62,900	1,449
Highland Hospitality Corp. (ö)	89,300	1,234
Horace Mann Educators Corp.	19,900	401
Hospitality Properties Trust (ö)	36,700	1,778
HRPT Properties Trust (ö)(Ñ)	275,018	3,273
IBERIABANK Corp. (Ñ)	2,900	171
IMPAC Mortgage Holdings, Inc. (ö)(Ñ)	111,487	1,056
Innkeepers USA Trust (ö)	25,600	439
International Securities Exchange Holdings, Inc. Class A (Ñ)	72,400	3,718
Intersections, Inc. (Æ)(Ñ)	1,700	18
Intervest Bancshares Corp. Class A (Æ)(Ñ)	10,676	382
Investors Real Estate Trust (ö)(Ñ)	2,500	25
IPC Holdings, Ltd. (Ñ)	46,200	1,388
iStar Financial, Inc. (ö)	35,500	1,645
ITLA Capital Corp.	400	23
Jefferies Group, Inc. (Ñ)	57,200	1,643
John H Harland Co. (Ñ)	5,154	211
Jones Lang LaSalle, Inc. (Ñ)	26,356	2,425
Knight Capital Group, Inc. Class A (Æ)(Ñ)	253,318	4,724
LandAmerica Financial Group, Inc. (Ñ)	39,725	2,506
LTC Properties, Inc. (ö)(Ñ)	20,183	547
Luminent Mortgage Capital, Inc. (ö)	50,800	539
Macatawa Bank Corp. (Ñ)	6,100	134
Mack-Cali Realty Corp. (ö)	43,900	2,322
Medical Properties Trust, Inc. (ö)(Ñ)	27,850	378
Mercantile Bank Corp.	3,700	147
Mercantile Bankshares Corp.	15,543	701
Mid-America Apartment Communities, Inc. (ö)	22,300	1,419

Municipal Mortgage & Equity LLC (Ñ)	7,800	216
Nara Bancorp, Inc. (Ñ)	25,010	475
National Penn Bancshares, Inc. (Ñ)	6,186	127
National Retail Properties, Inc. (ö)(Ñ)	47,090	1,058
Nationwide Financial Services, Inc. (Ñ)	27,300	1,390
Nelnet, Inc. Class A (Æ)(Ñ)	17,000	500
New Century Financial Corp. (ö)(Ñ)	36,890	1,453
NorthStar Realty Finance Corp. (ö)(Ñ)	212,003	3,212
Odyssey Re Holdings Corp. (Ñ)	4,000	142
Ohio Casualty Corp.	17,300	475
Old Republic International Corp.	60,250	1,357
Open Solutions, Inc. (Æ)(Ñ)	47,900	1,790
Pacific Capital Bancorp	24,034	739
PFF Bancorp, Inc.	16,360	507
Philadelphia Consolidated Holding Co. (Æ)	28,200	1,103
Piper Jaffray Cos., Inc. (Æ)(Ñ)	32,215	2,228
PMI Group, Inc. (The) (Ñ)	29,000	1,237
Preferred Bank	4,170	244
ProAssurance Corp. (Æ)	81,645	3,976
Protective Life Corp.	13,400	593
Provident Financial Holdings, Inc. (Ñ)	6,821	206
Provident Financial Services, Inc. (Ñ)	30,380	557
PS Business Parks, Inc. (ö)	9,966	656
R&G Financial Corp. Class B	31,400	242
Radian Group, Inc. (Ñ)	24,000	1,279
RAIT Investment Trust (ö)(Ñ)	6,300	189
Raymond James Financial, Inc.	64,400	2,052
Realty Income Corp. (ö)(Ñ)	50,700	1,338
Regency Centers Corp. (ö)	2,000	144
Reinsurance Group of America, Inc.	4,524	255
RenaissanceRe Holdings, Ltd. (Ñ)	29,000	1,578
Resource Capital Corp. (Æ)	7,000	115
Ryder System, Inc. (Ñ)	46,300	2,438
S1 Corp. (Æ)(Ñ)	45,900	227
Safety Insurance Group, Inc. (Ñ)	41,488	2,075
SeaBright Insurance Holdings, Inc. (Æ)	15,600	256
SEI Investments Co. (Ñ)	62,120	3,496
Senior Housing Properties Trust (ö)(Ñ)	76,549	1,755
Sky Financial Group, Inc.	27,600	691
SL Green Realty Corp. (ö)	7,228	875
South Financial Group, Inc. (The)	42,300	1,122
Southwest Bancorp, Inc. (Ñ)	47,147	1,278
Sovran Self Storage, Inc. (ö)	24,400	1,439
Spirit Finance Corp. (ö)	20,940	249
Stancorp Financial Group, Inc.	42,600	1,946
Sterling Bancorp	6,405	125
Sterling Bancshares, Inc.	28,300	518
Stewart Information Services Corp.	21,830	809
Sunstone Hotel Investors, Inc. (ö)	48,500	1,429
Susquehanna Bancshares, Inc.	25,600	640
SWS Group, Inc.	11,346	315
Taylor Capital Group, Inc.	2,088	73
TCF Financial Corp. (Ñ)	16,800	437
TD Banknorth, Inc. (Ñ)	40,948	1,211
Thornburg Mortgage, Inc. (ö)(Ñ)	54,500	1,400
TierOne Corp. (Ñ)	10,053	321
Tower Group, Inc. (Ñ)	69,150	2,444
TradeStation Group, Inc. (Æ)(Ñ)	28,400	444
Triad Guaranty, Inc. (Æ)(Ñ)	38,994	2,009
UMB Financial Corp.	6,400	229

Umpqua Holdings Corp. (Ñ)	8,100	229
United Bankshares, Inc.	5,100	195
United Community Banks, Inc. (Ñ)	9,500	299
Unitrin, Inc.	25,300	1,086
Valley National Bancorp (Ñ)	9,030	235
Virginia Commerce Bancorp (Æ)(Ñ)	7,080	144
Weingarten Realty Investors (ö)(Ñ)	6,100	284
Whitney Holding Corp.	32,049	1,047
Williams Scotsman International, Inc. (Æ)(Ñ)	8,200	193
Winston Hotels, Inc. (ö)	10,670	129
World Acceptance Corp. (Æ)(Ñ)	7,648	382
Zenith National Insurance Corp. (Ñ)	53,372	2,483
Zions Bancorporation	16,500	1,327

		205,273

Health Care - 10.6%
Accelrys, Inc. (Æ)	88,700	559
Adams Respiratory Therapeutics, Inc. (Æ)	53,451	2,304
Albany Molecular Research, Inc. (Æ)	20,738	247
Alkermes, Inc. (Æ)(Ñ)	78,870	1,325
Alliance Imaging, Inc. (Æ)(Ñ)	17,900	151
Allscripts Healthcare Solutions, Inc. (Æ)	110,132	2,598
Alpharma, Inc. Class A	39,090	863
American Medical Systems Holdings, Inc. (Æ)	210,683	3,752
AMERIGROUP Corp. (Æ)	68,964	2,066
Amsurg Corp. Class A (Æ)(Ñ)	8,188	172
Analogic Corp. (Ñ)	20,200	1,127
Applera Corp. - Celera Genomics Group (Æ)	192,100	2,981
Apria Healthcare Group, Inc. (Æ)(Ñ)	12,860	300
Arqule, Inc. (Æ)(Ñ)	15,314	62
Arthrocare Corp. (Æ)	64,678	2,614
Beckman Coulter, Inc. (Ñ)	8,700	501
Bio-Rad Laboratories, Inc. Class A (Æ)	19,777	1,452
Bruker BioSciences Corp. (Æ)	25,832	206
Cerner Corp. (Æ)(Ñ)	46,300	2,237
Charles River Laboratories International, Inc. (Æ)(Ñ)	62,400	2,678
Community Health Systems, Inc. (Æ)	76,614	2,486
Computer Programs & Systems, Inc. (Ñ)	4,249	145
Conor Medsystems, Inc. (Æ)(Ñ)	58,000	1,424
Cooper Cos., Inc. (The) (Ñ)	53,900	3,106
Covance, Inc. (Æ)	35,800	2,094
Dade Behring Holdings, Inc.	5,586	204
DaVita, Inc. (Æ)(Ñ)	146,075	8,126
Dendreon Corp. (Æ)(Ñ)	29,200	147
Dendrite International, Inc. (Æ)	7,491	78
Discovery Laboratories, Inc. (Æ)(Ñ)	58,700	153
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	47,250	1,349
Enzon Pharmaceuticals, Inc. (Æ)(Ñ)	48,636	416
Flamel Technologies SA - ADR (Æ)(Ñ)	15,500	385
Genesis HealthCare Corp. (Æ)	11,740	569
Greatbatch, Inc. (Æ)(Ñ)	23,000	517
Haemonetics Corp. (Æ)(Ñ)	14,722	671
Hanger Orthopedic Group, Inc. (Æ)	2,000	16
Healthcare Services Group (Ñ)	52,300	1,422
Healthspring, Inc. (Æ)	28,000	564
Healthways, Inc. (Æ)	65,372	2,769
Henry Schein, Inc. (Æ)	88,612	4,403
Hologic, Inc. (Æ)	92,458	4,452
ICU Medical, Inc. (Æ)(Ñ)	8,077	341
Idexx Laboratories, Inc. (Æ)	3,200	266
Illumina, Inc. (Æ)(Ñ)	157,727	6,934

Intralase Corp. (Æ)(Ñ)	50,500	993
Inverness Medical Innovations, Inc. (Æ)(Ñ)	34,600	1,304
Invitrogen Corp. (Æ)	9,300	540
Kendle International, Inc. (Æ)(Ñ)	11,730	406
King Pharmaceuticals, Inc. (Æ)(Ñ)	24,640	412
Kos Pharmaceuticals, Inc. (Æ)(Ñ)	4,600	229
Landauer, Inc. (Æ)	4,511	247
LCA-Vision, Inc.	17,502	615
Lifecell Corp. (Æ)(Ñ)	54,900	1,286
LifePoint Hospitals, Inc. (Æ)	26,700	948
Magellan Health Services, Inc. (Æ)(Ñ)	10,005	437
Medcath Corp. (Æ)	15,265	404
Medical Action Industries, Inc. (Æ)(Ñ)	10,467	278
Mentor Corp.	46,042	2,155
Millennium Pharmaceuticals, Inc. (Æ)(Ñ)	95,100	1,113
Molecular Devices Corp. (Æ)	5,430	109
Molina Healthcare, Inc. (Æ)(Ñ)	47,640	1,869
Myriad Genetics, Inc. (Æ)(Ñ)	36,500	982
Neurocrine Biosciences, Inc. (Æ)(Ñ)	24,400	282
Noven Pharmaceuticals, Inc. (Æ)(Ñ)	34,492	766
Omnicell, Inc. (Æ)	8,350	156
Pain Therapeutics, Inc. (Æ)(Ñ)	19,627	164
Palomar Medical Technologies, Inc. (Æ)(Ñ)	8,330	392
Parexel International Corp. (Æ)	20,370	603
Patterson Cos., Inc. (Æ)	53,517	1,758
Perrigo Co. (Ñ)	64,868	1,161
Pharmaceutical Product Development, Inc.	66,982	2,120
Pharmacopeia Drug Discovery, Inc. (Æ)	51,050	224
Pharmacyclics, Inc. (Æ)(Ñ)	5,300	29
PharmaNet Development Group, Inc. (Æ)(Ñ)	23,351	437
Phase Forward, Inc. (Æ)	109,700	1,523
PolyMedica Corp. (Ñ)	36,400	1,512
PSS World Medical, Inc. (Æ)	82,579	1,662
Psychiatric Solutions, Inc. (Æ)	97,030	3,221
Quality Systems, Inc.	55,864	2,371
Savient Pharmaceuticals, Inc. (Æ)	54,578	415
Sciclone Pharmaceuticals, Inc. (Æ)(Ñ)	20,100	52
Sierra Health Services, Inc. (Æ)	8,150	279
Stericycle, Inc. (Æ)(Ñ)	33,000	2,333
STERIS Corp.	42,900	1,045
Sunrise Senior Living, Inc. (Æ)(Ñ)	32,079	1,001
Techne Corp. (Æ)	51,327	2,868
Tenet Healthcare Corp. (Æ)(Ñ)	136,400	963
Universal Health Services, Inc. Class B	11,900	630
Varian Medical Systems, Inc. (Æ)	31,450	1,725
Ventana Medical Systems, Inc. (Æ)(Ñ)	27,600	1,115
Viasys Healthcare, Inc. (Æ)	7,300	209
Vital Images, Inc. (Æ)(Ñ)	19,856	616
Watson Pharmaceuticals, Inc. (Æ)(Ñ)	83,760	2,254
WellCare Health Plans, Inc. (Æ)(Ñ)	83,512	4,906
West Pharmaceutical Services, Inc.	15,369	646
Zoll Medical Corp. (Æ)	22,399	867

		125,864

Integrated Oils - 0.1%
Giant Industries, Inc. (Æ)(Ñ)	10,475	848

Materials and Processing - 8.8%
Acuity Brands, Inc.	19,719	977
AEP Industries, Inc. (Æ)(Ñ)	7,625	402
Airgas, Inc.	78,751	2,978
Albemarle Corp. (Æ)	31,500	2,048

Aleris International, Inc. (Æ)	53,657	2,764
AM Castle & Co.	56,303	1,883
Amrep Corp. (Ñ)	5,140	368
Aptargroup, Inc.	15,400	846
Arch Chemicals, Inc.	7,840	262
Ashland, Inc. (Ñ)	6,440	381
Barnes Group, Inc. (Ñ)	53,700	1,077
Builders FirstSource, Inc. (Æ)(Ñ)	30,803	487
Cambrex Corp. (Ñ)	66,519	1,556
CF Industries Holdings, Inc.	46,170	915
Chaparral Steel Co. (Æ)	18,200	757
Chesapeake Corp. (Ñ)	21,000	326
Chicago Bridge & Iron Co. NV	75,496	1,854
Comfort Systems USA, Inc.	74,650	867
Commercial Metals Co.	65,600	1,746
Constar International, Inc. (Æ)(Ñ)	48,500	339
Crown Holdings, Inc. (Æ)	30,200	587
Cytec Industries, Inc.	61,500	3,406
Eastern Co. (The) (Ñ)	75,000	1,312
Eastman Chemical Co.	30,000	1,828
EMCOR Group, Inc. (Æ)	77,462	4,582
Encore Wire Corp. (Æ)(Ñ)	29,600	796
Energizer Holdings, Inc. (Æ)(Ñ)	24,140	1,886
Energy Conversion Devices, Inc. (Æ)	27,528	1,013
Ennis, Inc. (Ñ)	60,500	1,390
Ferro Corp.	40,400	797
FMC Corp.	30,320	2,078
Georgia Gulf Corp. (Ñ)	44,500	952
Gerdau Ameristeel Corp.	142,000	1,444
Granite Construction, Inc.	17,993	937
Greif, Inc. Class A	1,753	164
Harsco Corp.	17,900	1,461
HB Fuller Co.	80,500	1,996
Hercules, Inc. (Æ)	60,400	1,099
Huntsman Corp. (Æ)	41,000	708
Infrasource Services, Inc. (Æ)	43,769	856
Innospec, Inc.	3,100	104
Insituform Technologies, Inc. Class A (Æ)(Ñ)	92,800	2,169
Kaydon Corp. (Ñ)	15,660	655
Lennox International, Inc.	24,100	650
LSI Industries, Inc.	13,500	242
Lubrizol Corp.	47,100	2,119
Material Sciences Corp. (Æ)	2,648	31
Metal Management, Inc.	34,000	934
Mueller Industries, Inc.	57,759	2,118
Mueller Water Products, Inc. Class A (Æ)	134,058	2,141
Myers Industries, Inc. (Ñ)	48,932	887
Neenah Paper, Inc. (Æ)	14,721	542
Newkirk Realty Trust, Inc.	10,300	174
NewMarket Corp.	16,112	1,036
Olin Corp.	51,400	889
OM Group, Inc. (Æ)	66,455	3,788
Perini Corp. (Æ)	10,300	255
Pioneer Cos., Inc. (Æ)	15,579	400
PolyOne Corp. (Æ)(Ñ)	101,782	835
PW Eagle, Inc. (Ñ)	10,908	387
Quanex Corp. (Ñ)	22,300	747
Reliance Steel & Aluminum Co.	20,500	704
Rock-Tenn Co. Class A	34,827	719
Rockwood Holdings, Inc. (Æ)	41,900	977

Ryerson, Inc. (Ñ)	4,710	113
Schnitzer Steel Industries, Inc. Class A (Ñ)	47,392	1,657
Schulman A, Inc. (Ñ)	9,620	233
Spartech Corp.	74,940	2,053
Standard Register Co. (The) (Ñ)	25,712	348
Steel Dynamics, Inc. (Ñ)	27,000	1,623
Steel Technologies, Inc.	15,100	290
Superior Essex, Inc. (Æ)	34,080	1,278
Temple-Inland, Inc.	16,500	651
Terra Industries, Inc. (Æ)(Ñ)	43,900	408
Texas Industries, Inc. (Ñ)	24,500	1,521
Timken Co.	45,700	1,373
Trammell Crow Co. (Æ)	61,290	2,988
Universal Forest Products, Inc. (Ñ)	2,529	115
URS Corp. (Æ)	26,700	1,079
USEC, Inc. (Ñ)	19,500	218
USG Corp. (Æ)(Ñ)	41,200	2,014
Valmont Industries, Inc. (Ñ)	37,447	2,089
Washington Group International, Inc.	109,184	6,182
Westlake Chemical Corp. (Ñ)	75,783	2,391
Wheeling-Pittsburgh Corp. (Æ)(Ñ)	6,350	125
Xerium Technologies, Inc. (Ñ)	9,600	119

		104,496

Miscellaneous - 1.7%
Foster Wheeler, Ltd. (Æ)(Ñ)	42,800	1,924
GP Strategies Corp. (Æ)	13,003	105
Hillenbrand Industries, Inc. (Ñ)	34,100	2,001
Johnson Controls, Inc. (Ñ)	18,000	1,468
Lancaster Colony Corp.	3,900	158
McDermott International, Inc. (Æ)	143,239	6,403
SPX Corp. (Ñ)	42,150	2,424
Walter Industries, Inc.	80,660	3,750
Wesco Financial Corp.	4,203	2,015

		20,248

Other Energy - 4.6%
Alon USA Energy, Inc. (Ñ)	9,500	267
Atlas Pipeline Partners, LP (Ñ)	31,300	1,454
Bronco Drilling Co., Inc. (Æ)(Ñ)	10,500	179
Cameron International Corp. (Æ)	36,408	1,824
Cimarex Energy Co. (Ñ)	49,900	1,797
Comstock Resources, Inc. (Æ)	43,500	1,214
Core Laboratories NV (Æ)	65,018	4,739
Dawson Geophysical Co. (Æ)(Ñ)	43,411	1,304
Denbury Resources, Inc. (Æ)	30,400	874
Dresser-Rand Group, Inc. (Æ)	29,000	629
Edge Petroleum Corp. (Æ)	25,300	461
Enbridge Energy Partners, LP Class A (Ñ)	29,000	1,434
ENSCO International, Inc. (Ñ)	31,200	1,528
Equitable Resources, Inc. (Ñ)	3,040	123
FMC Technologies, Inc. (Æ)(Ñ)	6,600	399
Foundation Coal Holdings, Inc. (Ñ)	34,000	1,248
Frontier Oil Corp.	40,500	1,191
Global Industries, Ltd. (Æ)	63,900	1,061
Grey Wolf, Inc. (Æ)(Ñ)	101,205	708
Hercules Offshore, Inc. (Æ)(Ñ)	43,600	1,553
Holly Corp. (Ñ)	22,850	1,087
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	71,079	2,565
Input/Output, Inc. (Æ)(Ñ)	79,200	888
Meridian Resource Corp. (Æ)(Ñ)	62,113	209
National-Oilwell Varco, Inc. (Æ)	39,569	2,390

Newfield Exploration Co. (Æ)(Ñ)	17,900	730
Oil States International, Inc. (Æ)	15,100	438
Ormat Technologies, Inc. (Ñ)	10,900	419
Penn Virginia Corp.	17,881	1,279
Pioneer Drilling Co. (Æ)(Ñ)	67,600	888
Reliant Energy, Inc. (Æ)(Ñ)	17,401	221
St. Mary Land & Exploration Co. (Ñ)	27,897	1,040
Swift Energy Co. (Æ)	44,600	2,084
Talisman Energy, Inc.	79,965	1,320
TEPPCO Partners, LP (Ñ)	38,000	1,498
Tetra Technologies, Inc. (Æ)	139,192	3,605
Trico Marine Services, Inc. (Æ)(Ñ)	31,400	1,071
Unit Corp. (Æ)	25,000	1,160
Universal Compression Holdings, Inc. (Æ)(Ñ)	1,930	116
Veritas DGC, Inc. (Æ)(Ñ)	59,062	4,253
Western Refining, Inc. (Ñ)	21,200	499
Whiting Petroleum Corp. (Æ)	32,100	1,432
XTO Energy, Inc.	36,609	1,708

		54,887

Producer Durables - 6.4%
AGCO Corp. (Æ)(Ñ)	36,248	970
AO Smith Corp. (Ñ)	19,660	691
Arris Group, Inc. (Æ)	42,371	568
ASML Holding NV (Æ)	149,533	3,415
BE Aerospace, Inc. (Æ)	116,190	2,937
Belden CDT, Inc.	12,600	456
Briggs & Stratton Corp. (Ñ)	32,400	826
C&D Technologies, Inc. (Ñ)	13,500	67
C-COR, Inc. (Æ)	58,524	585
Cascade Corp. (Ñ)	33,700	1,725
Crane Co.	20,513	799
Credence Systems Corp. (Æ)(Ñ)	84,596	272
Crown Castle International Corp. (Æ)(Ñ)	40,300	1,356
CTS Corp. (Ñ)	22,636	320
Desarrolladora Homex SA de CV - ADR (Æ)(Ñ)	54,515	2,393
DR Horton, Inc. (Ñ)	37,566	880
Ducommun, Inc. (Æ)(Ñ)	64,000	1,333
EnPro Industries, Inc. (Æ)(Ñ)	16,946	542
Entegris, Inc. (Æ)(Ñ)	156,127	1,750
ESCO Technologies, Inc. (Æ)(Ñ)	74,309	3,227
Flow International Corp. (Æ)(Ñ)	2,397	28
Flowserve Corp. (Æ)	14,300	758
Garmin, Ltd. (Ñ)	40,200	2,147
Gmarket, Inc. - ADR (Æ)	28,700	476
Herman Miller, Inc. (Ñ)	62,500	2,143
Interdigital Communications Corp. (Æ)(Ñ)	34,200	1,223
Itron, Inc. (Æ)(Ñ)	12,868	701
Kennametal, Inc.	28,144	1,737
Kimball International, Inc. Class B (Ñ)	36,024	895
Kulicke & Soffa Industries, Inc. (Æ)(Ñ)	17,600	158
L-1 Identity Solutions, Inc. (Æ)(Ñ)	78,500	1,123
Lam Research Corp. (Æ)	58,521	2,894
Lennar Corp. Class A (Ñ)	19,550	928
Mettler Toledo International, Inc. (Æ)	75,000	5,149
Milacron, Inc. (Æ)(Ñ)	154,829	139
MKS Instruments, Inc. (Æ)	34,600	749
NACCO Industries, Inc. Class A	2,585	389
Novellus Systems, Inc. (Æ)(Ñ)	35,800	990
Orbital Sciences Corp. (Æ)(Ñ)	58,513	1,063
Pall Corp.	50,900	1,624

Polycom, Inc. (Æ)	143,243	3,925
Regal-Beloit Corp. (Ñ)	20,833	1,030
Robbins & Myers, Inc. (Ñ)	45,986	1,770
SBA Communications Corp. Class A (Æ)(Ñ)	92,300	2,465
Steelcase, Inc. Class A (Ñ)	43,800	726
Technitrol, Inc.	38,700	976
Tecumseh Products Co. Class A (Æ)(Ñ)	51,700	869
Tektronix, Inc.	58,000	1,761
Teledyne Technologies, Inc. (Æ)	21,500	897
Tennant Co.	34,802	962
Toll Brothers, Inc. (Æ)(Ñ)	33,100	957
Tollgrade Communications, Inc. (Æ)	22,950	188
Triumph Group, Inc. (Æ)(Ñ)	4,500	217
Ultra Clean Holdings (Æ)	72,200	942
Ultratech, Inc. (Æ)(Ñ)	43,500	622
United Industrial Corp. (Ñ)	2,470	111
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	194,904	7,112
Waters Corp. (Æ)	15,079	751
Zygo Corp. (Æ)	2,500	43

		76,750

Technology - 16.3%
Actel Corp. (Æ)	23,200	380
ActivIdentity Corp. (Æ)(Ñ)	15,600	87
Acxiom Corp.	32,099	794
Adaptec, Inc. (Æ)	289,584	1,312
Agile Software Corp. (Æ)(Ñ)	206,200	1,390
Akamai Technologies, Inc. (Æ)(Ñ)	83,000	3,889
Alliance Semiconductor Corp. (Æ)	70,300	260
Altiris, Inc. (Æ)	5,900	133
Amdocs, Ltd. (Æ)	39,300	1,523
American Reprographics Co. (Æ)	31,682	1,125
American Software, Inc. Class A	9,126	66
Amphenol Corp. Class A	113,022	7,674
Anaren, Inc. (Æ)	17,332	349
Ansoft Corp. (Æ)(Ñ)	50,181	1,338
Ansys, Inc. (Æ)	90,900	4,181
Applera Corp. - Applied Biosystems Group	32,400	1,208
Applied Micro Circuits Corp. (Æ)	57,300	175
Ariba, Inc. (Æ)(Ñ)	69,000	521
Arrow Electronics, Inc. (Æ)	56,000	1,672
ASE Test, Ltd. (Æ)(Ñ)	131,000	1,158
Aspen Technology, Inc. (Æ)(Ñ)	51,100	512
Atmel Corp. (Æ)	198,632	1,142
Avanex Corp. (Æ)(Ñ)	160,500	255
Avnet, Inc. (Æ)(Ñ)	77,300	1,830
Avocent Corp. (Æ)	14,400	529
BEA Systems, Inc. (Æ)	165,200	2,688
BearingPoint, Inc. (Æ)(Ñ)	60,600	505
Benchmark Electronics, Inc. (Æ)	260,253	6,910
Blackbaud, Inc.	43,762	1,094
Broadwing Corp. (Æ)(Ñ)	37,642	564
Brocade Communications Systems, Inc. (Æ)(Ñ)	465,104	3,772
Captaris, Inc. (Æ)	29,951	176
Carrier Access Corp. (Æ)(Ñ)	19,785	124
Cbeyond, Inc. (Æ)(Ñ)	57,400	1,741
Ceridian Corp. (Æ)	8,400	198
Ciena Corp. (Æ)(Ñ)	170,209	4,002
Cirrus Logic, Inc. (Æ)	68,363	483
Citrix Systems, Inc. (Æ)	41,400	1,223
ClearOne Communications, Inc. (Æ)	358	1

Cognizant Technology Solutions Corp. Class A (Æ)(Ñ)	38,600	2,906
Coherent, Inc. (Æ)(Ñ)	31,232	1,007
Comverse Technology, Inc. (Æ)	99,541	2,167
Conexant Systems, Inc. (Æ)(Ñ)	10,400	20
Cray, Inc. (Æ)(Ñ)	16,808	155
CSG Systems International, Inc. (Æ)(Ñ)	79,928	2,156
Cubic Corp. (Ñ)	41,034	858
Daktronics, Inc. (Ñ)	70,800	1,679
Digital River, Inc. (Æ)(Ñ)	51,400	2,973
DSP Group, Inc. (Æ)	4,950	107
Echelon Corp. (Æ)(Ñ)	7,500	63
Emulex Corp. (Æ)	4,775	90
Equinix, Inc. (Æ)(Ñ)	96,299	6,587
Exar Corp. (Æ)	8,400	109
Extreme Networks (Æ)(Ñ)	165,178	628
Fairchild Semiconductor International, Inc. (Æ)	41,100	662
Flir Systems, Inc. (Æ)(Ñ)	30,900	987
Formfactor, Inc. (Æ)(Ñ)	29,200	1,115
Foundry Networks, Inc. (Æ)	76,600	970
Gartner, Inc. (Æ)(Ñ)	247,500	4,603
Genesis Microchip, Inc. (Æ)(Ñ)	61,137	627
Gerber Scientific, Inc. (Æ)	12,400	181
Hittite Microwave Corp. (Æ)(Ñ)	43,900	1,505
II-VI, Inc. (Æ)	21,100	517
Ikanos Communications, Inc. (Æ)(Ñ)	42,600	358
Imation Corp.	8,300	380
InFocus Corp. (Æ)	75,300	212
Ingram Micro, Inc. Class A (Æ)	127,800	2,634
Integrated Device Technology, Inc. (Æ)	139,600	2,213
Integrated Silicon Solutions, Inc. (Æ)(Ñ)	114,600	606
Interwoven, Inc. (Æ)	71,641	911
JDA Software Group, Inc. (Æ)(Ñ)	19,467	286
JDS Uniphase Corp. (Æ)(Ñ)	49,575	720
Keane, Inc. (Æ)	9,300	108
Kemet Corp. (Æ)	81,100	596
Keynote Systems, Inc. (Æ)(Ñ)	60,900	658
Lattice Semiconductor Corp. (Æ)	139,753	868
Lawson Software, Inc. (Æ)(Ñ)	247,300	1,884
Leadis Technology, Inc. (Æ)	4,700	22
Logility, Inc. (Æ)	5,249	47
LSI Logic Corp. (Æ)	180,200	1,811
McData Corp. Class A (Æ)(Ñ)	125,047	709
MEMC Electronic Materials, Inc. (Æ)	39,100	1,388
Mentor Graphics Corp. (Æ)(Ñ)	373,958	6,309
Mercury Computer Systems, Inc. (Æ)	14,400	177
Merge Technologies, Inc. (Æ)(Ñ)	33,078	255
Methode Electronics, Inc.	21,700	240
Micros Systems, Inc. (Æ)	54,775	2,721
MicroStrategy, Inc. Class A (Æ)(Ñ)	10,221	1,220
MIPS Technologies, Inc. Class A (Æ)	15,000	111
Novell, Inc. (Æ)	278,200	1,669
Nuance Communications, Inc. (Æ)(Ñ)	142,800	1,648
Opnet Technologies, Inc. (Æ)(Ñ)	15,449	226
Opsware, Inc. (Æ)(Ñ)	158,900	1,444
Orckit Communications, Ltd. (Æ)(Ñ)	48,600	419
Parametric Technology Corp. (Æ)	148,967	2,911
Park Electrochemical Corp. (Ñ)	24,785	761
Pegasystems, Inc. (Ñ)	9,579	92
Plexus Corp. (Æ)	18,795	412
PMC - Sierra, Inc. (Æ)(Ñ)	256,300	1,699

Portalplayer, Inc. (Æ)	49,711	598
PowerDsine, Ltd. (Æ)(Ñ)	53,800	584
Quantum Corp. (Æ)(Ñ)	305,300	666
Rackable Systems, Inc. (Æ)(Ñ)	59,100	1,833
Radisys Corp. (Æ)(Ñ)	30,097	552
RADVision, Ltd. (Æ)	14,200	272
RADWARE, Ltd. (Æ)(Ñ)	22,600	330
RealNetworks, Inc. (Æ)(Ñ)	237,390	2,607
Riverbed Technology, Inc. (Æ)	14,300	343
Rockwell Automation, Inc.	59,455	3,686
Sanmina-SCI Corp. (Æ)	203,500	804
Seachange International, Inc. (Æ)(Ñ)	85,200	715
Seagate Technology (Ñ)	109,745	2,478
Semtech Corp. (Æ)	82,700	1,078
Sigma Designs, Inc. (Æ)(Ñ)	55,800	1,172
Sigmatel, Inc. (Æ)	95,700	497
Silicon Image, Inc. (Æ)	76,230	902
Silicon Motion Technology Corp. - ADR (Æ)	14,300	220
Silicon Storage Technology, Inc. (Æ)(Ñ)	189,073	792
Skyworks Solutions, Inc. (Æ)(Ñ)	284,000	1,883
Smith Micro Software, Inc. (Æ)(Ñ)	43,200	735
Solectron Corp. (Æ)(Ñ)	309,300	1,033
SonicWALL, Inc. (Æ)	149,130	1,566
SPSS, Inc. (Æ)	5,750	159
Stellent, Inc.	24,297	271
SupportSoft, Inc. (Æ)	20,300	104
Sybase, Inc. (Æ)	14,551	354
Sycamore Networks, Inc. (Æ)	223,860	839
Sykes Enterprises, Inc. (Æ)	44,159	896
Syniverse Holdings, Inc. (Æ)	16,413	242
SYNNEX Corp. (Æ)(Ñ)	49,738	1,117
Synopsys, Inc. (Æ)(Ñ)	185,760	4,181
Tekelec (Æ)(Ñ)	110,600	1,631
Tessera Technologies, Inc. (Æ)	150,817	5,265
TIBCO Software, Inc. (Æ)	202,510	1,873
Transaction Systems Architects, Inc. (Æ)	101,914	3,435
Triquint Semiconductor, Inc. (Æ)(Ñ)	227,110	1,022
Tyler Technologies, Inc. (Æ)(Ñ)	28,662	407
Ultimate Software Group, Inc. (Æ)(Ñ)	99,700	2,467
Unisys Corp. (Æ)(Ñ)	456,600	2,986
Utstarcom, Inc. (Æ)(Ñ)	174,900	1,884
Varian, Inc. (Æ)	49,100	2,302
VeriFone Holdings, Inc. (Æ)(Ñ)	14,400	421
Vignette Corp. (Æ)(Ñ)	125,130	2,040
Vocus, Inc. (Æ)(Ñ)	131,000	2,125
Wavecom Sa - ADR (Æ)(Ñ)	34,400	467
webMethods, Inc. (Æ)	145,301	1,093
Westell Technologies, Inc. Class A (Æ)	68,600	165
Western Digital Corp. (Æ)	86,400	1,579
Zhone Technologies, Inc. (Æ)(Ñ)	8,800	12
Zoran Corp. (Æ)	33,300	464

		193,528

Utilities - 3.2%
AGL Resources, Inc.	6,400	240
Allete, Inc.	15,800	713
Alliant Energy Corp. (Ñ)	33,611	1,289
Avista Corp. (Ñ)	48,240	1,242
Black Hills Corp. (Ñ)	14,871	513
Centerpoint Energy, Inc. (Ñ)	80,000	1,238
CenturyTel, Inc.	20,650	831

Cincinnati Bell, Inc. (Æ)	160,296	752
Cleco Corp. (Ñ)	12,970	333
CMS Energy Corp. (Æ)(Ñ)	75,500	1,124
CT Communications, Inc. (Ñ)	49,712	1,159
Laclede Group, Inc. (The)	4,900	175
Leap Wireless International, Inc. (Æ)(Ñ)	48,850	2,709
MDU Resources Group, Inc.	63,300	1,626
NeuStar, Inc. Class A (Æ)(Ñ)	117,144	3,423
New Jersey Resources Corp. (Ñ)	15,400	799
NII Holdings, Inc. (Æ)	40,426	2,629
NorthWestern Corp. (Ñ)	28,752	1,017
NSTAR (Ñ)	18,700	651
OGE Energy Corp. (Ñ)	35,500	1,370
Pepco Holdings, Inc.	106,550	2,708
Pinnacle West Capital Corp. (Ñ)	37,200	1,778
Portland General Electric Co. (Ñ)	21,110	544
RCN Corp. (Æ)	24,200	699
Southern Union Co. (Ñ)	47,900	1,326
Southwest Gas Corp. (Ñ)	7,635	274
TECO Energy, Inc.	98,700	1,628
Telephone & Data Systems, Inc.	25,000	1,221
UGI Corp.	49,900	1,322
Unisource Energy Corp.	25,500	907
USA Mobility, Inc. (Ñ)	14,908	378
Westar Energy, Inc.	42,197	1,068

		37,686

Total Common Stocks
(cost $954,695)		1,099,191

Warrants & Rights - 0.0%
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	210,900	23

Total Warrants & Rights
(cost $45)		23

Short-Term Investments - 7.6%
Russell Investment Company
Money Market Fund	86,722,444	86,722
United States Treasury Bills (ç)(ž)(§)
4.815% due 12/07/06	100	100
4.891% due 12/07/06	3,000	2,986
4.982% due 12/07/06	500	498

Total Short-Term Investments
(cost $90,306)		90,306

Other Securities - 32.5%
Russell Investment Company
Money Market Fund (×)	99,126,566	99,127
State Street Securities Lending Quality Trust (×)	287,172,066	287,172

Total Other Securities
(cost $386,299)		386,299

Total Investments - 132.6%
(identified cost $1,431,345)		1,575,819
Other Assets and Liabilities,
Net - (32.6%)		(387,413)

Net Assets - 100.0%		1,188,406

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 2000 Mini Index (CME) expiration date 12/06 (1,135)	87,509	5,101

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		5,101

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	3.2
Consumer Discretionary	18.9
Consumer Staples	1.4
Financial Services	17.3
Health Care	10.6
Integrated Oils	0.1
Materials and Processing	8.8
Miscellaneous	1.7
Other Energy	4.6
Producer Durables	6.4
Technology	16.3
Utilities	3.2
Warrants & Rights	—	*
Short-Term Investments	7.6
Other Securities	32.5

Total Investments	132.6
Other Assets and Liabilities, Net	(32.6)

	100.0

Futures Contracts	0.4

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Special Growth Fund

Russell Investment Company

Quantitative Equity Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Quantitative Equity Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	15.49%
5 Years	7.06	%§
10 Years	8.61	%§

Quantitative Equity Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	15.18%
5 Years	6.79	%§
10 Years	8.24	%§

Quantitative Equity Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	14.34%
5 Years	6.00	%§
10 Years	7.66	%§

Russell 1000(R) Index**

Periods Ended 10/31/06	Total Return
1 Year	16.02%
5 Years	7.92	%§
10 Years	8.87	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Quantitative Equity Fund Class S, Class E and Class C Shares gained 15.49%, 15.18% and 14.34%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers typically use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000(R) Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The money managers select stocks that are deemed attractive based upon the quantitative models and factors or characteristics money managers’ research has found to be predictive of positive excess returns over the long term.

Two of the primary long-term factors on which the Fund’s money managers select stocks, positive price momentum and positive earnings surprises and revisions, were not rewarded by the market during the fiscal year. This contributed to the Fund’s relative underperformance. Another detractor from performance was an underweight to stocks with higher dividend yields, which significantly outperformed.

The utilities sector posted the best performance of any sector during the fiscal year. This contributed to the Fund’s relative underperformance as the Fund was underweighted in this sector. An underweight in the best-performing industry, cable TV and radio, was the biggest detractor within the utilities sector. Weak stock selection in the strong integrated oil sector as well as in the weak technology sector contributed negatively.

The primary positive contributors to Fund performance were the Fund’s strategy to be fully invested by exposing cash reserves to appropriate markets and its exposure to companies with factor exposures the Fund’s money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market during the fiscal year were low valuation measures and low forecasted growth. The Fund’s performance benefited from an overweight in lower valuation stocks and an underweight in stocks with high forecasted growth. Good stock selection in the strong materials and processing, the weak health care, and the weak consumer discretionary sectors contributed positively to excess returns.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Detracting from performance were weak stock selection in the strong and overweighted integrated oil sector as well as weak selection in the weak and overweighted health care sector. Contributing positively to the Fund’s relative performance were the Fund’s overweight in the strong materials and processing and producer durables sectors coupled with strong stock selection. While the Fund was underweight in the strong financial services sector, strong stock selection in that sector overcame the underweight and contributed positively to performance.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings. The select holdings strategy contributed positively to relative performance during the fiscal year, particularly during the third quarter.

Franklin Portfolio Associates, LLC outperformed due to its overweight in lower valuation stocks, as well as less of an emphasis on momentum. Franklin also benefited from strong stock selection, particularly in the health care and materials and processing sectors.

Aronson + Johnson + Ortiz, L.P.’s strong tilt toward lower valuation stocks helped it overcome negative contributions to relative performance caused by its price momentum component and outperform its benchmark. Aronson also benefited from favorable sector allocations, especially an underweight in other energy. Strong stock selection, particularly in the materials and processing, technology, and producer durable sectors contributed positively to its outperformance.

Goldman Sachs Asset Management, L.P. outperformed on the strength of its stock selection, which was particularly strong in the materials and processing and consumer discretionary sectors.

Jacobs Levy Equity Management, Inc. (“JLEM”) was the only money manager to underperform over the course of the year due to both weak sector allocation decisions and poor stock selection. During the period, its underweight in the strong utilities and overweight of the weak health care sectors had the most negative effect on its sector allocation contributions. Weak stock selection in producer durables, materials and processing, and integrated oils also negatively impacted the Fund’s relative performance. During the first 10 months of the fiscal year, JLEM had a long-only investment assignment. Weak stock selection and sector allocations contributed to its underperformance during that time period. Stock selection in the materials and processing, producer durables, and other energy sectors were poor. In August, JLEM’s assignment was changed to a limited long-short strategy. The limited long-short strategy outperformed the Index in the remaining two months of the fiscal year due to stronger stock selection, particularly in the consumer discretionary and utility sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

The target allocation to the select holdings strategy was increased from 5% to 10% in February. Additionally, Jacobs Levy’s long-only mandate was changed to a limited long-short assignment in August. There were no changes to the money manager line-up for the fiscal year ended October 31, 2006. In order to increase the Select Holdings portfolio from a 5% allocation to 10% in February, the target weighting for each of the four money managers in the Fund were reduced.

Money Managers as of October 31, 2006	Style
Aronson+Johnson+Ortiz, L.P.	Market-Oriented
Franklin Portfolio Associates, LLC	Market-Oriented
Goldman Sachs Asset Management, L.P.	Market-Oriented
Jacobs Levy Equity Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Quantitative Equity Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,045.50	$1,015.12
Expenses Paid During Period*	$10.31	$10.16

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,049.30	$1,018.95
Expenses Paid During Period*	$6.41	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,050.60	$1,020.21
Expenses Paid During Period*	$5.12	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Quantitative Equity Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 101.0%
Auto and Transportation - 2.8%
Alaska Air Group, Inc. (Æ)	1,100	44
ArvinMeritor, Inc.	32,300	485
Burlington Northern Santa Fe Corp. (Û)	107,900	8,365
CH Robinson Worldwide, Inc.	88,394	3,690
Continental Airlines, Inc. Class A (Æ)(Ñ)	29,500	1,088
CSX Corp.	534,510	19,066
EGL, Inc. (Æ)	34,600	1,176
Expeditors International Washington, Inc.	63,500	3,011
FedEx Corp. (Û)	73,000	8,361
Goodyear Tire & Rubber Co. (The) (Æ)	146,900	2,252
Harley-Davidson, Inc.	71,300	4,893
Heartland Express, Inc.	20,500	335
JB Hunt Transport Services, Inc. (Ñ)	107,700	2,331
Norfolk Southern Corp.	213,740	11,236
Old Dominion Freight Line, Inc. (Æ)	24,400	675
Overseas Shipholding Group, Inc.	78,409	4,904
Paccar, Inc.	274,321	16,243
Southwest Airlines Co. (Ñ)	104,800	1,575
Thor Industries, Inc. (Ñ)	61,400	2,691
TRW Automotive Holdings Corp. (Æ)	23,900	613
Union Pacific Corp. (Û)	199,423	18,074

		111,108

Consumer Discretionary - 14.0%
Abercrombie & Fitch Co. Class A	4,600	353
Accenture, Ltd. Class A (Æ)	231,060	7,604
Aeropostale, Inc. (Æ)	52,200	1,530
American Eagle Outfitters, Inc. (Ñ)	232,500	10,648
American Greetings Corp. Class A	136,160	3,256
AnnTaylor Stores Corp. (Æ)	114,000	5,018
Aramark Corp. Class B	42,300	1,414
Autonation, Inc. (Æ)	367,849	7,375
Avis Budget Group, Inc. (Æ)	37,500	742
Best Buy Co., Inc. (Û)	113,300	6,260
Big Lots, Inc. (Æ)	144,230	3,040
Brinker International, Inc.	101,000	4,689
CBS Corp. Class B	564,390	16,333
Chipotle Mexican Grill, Inc. Class B (Æ)	14,889	869
Circuit City Stores, Inc.	357,470	9,645
Clear Channel Communications, Inc.	225,390	7,855
Coach, Inc. (Æ)	294,100	11,658
Coldwater Creek, Inc. (Æ)	23,900	729
Corporate Executive Board Co.	26,300	2,362
Costco Wholesale Corp.	80,060	4,274
Darden Restaurants, Inc.	257,970	10,809
Dillard’s, Inc. Class A	250,470	7,557

DIRECTV Group, Inc. (The) (Æ)	386,900	8,620
DreamWorks Animation SKG, Inc. Class A (Æ)	22,100	585
Dress Barn, Inc. (Æ)	58,400	1,268
Earthlink, Inc. (Æ)	27,800	195
Eastman Kodak Co.	49,300	1,203
eBay, Inc. (Æ)(Û)	167,600	5,385
EchoStar Communications Corp. Class A (Æ)	89,500	3,179
Estee Lauder Cos., Inc. (The) Class A	104,300	4,213
Expedia, Inc. (Æ)	28,900	470
Family Dollar Stores, Inc.	147,000	4,329
Federated Department Stores, Inc. (Û)	177,900	7,812
Gemstar-TV Guide International, Inc. (Æ)	10,057	35
Google, Inc. Class A (Æ)(Û)	37,200	17,722
Guess?, Inc. (Æ)	13,200	752
Hasbro, Inc.	81,500	2,112
Home Depot, Inc.	70,171	2,619
JC Penney Co., Inc. (Ñ)	195,100	14,677
Jones Apparel Group, Inc.	54,870	1,833
Kimberly-Clark Corp.	112,600	7,490
Kohl’s Corp. (Æ)	298,300	21,060
Liberty Media Holding Corp. Series A (Æ)	34,975	3,115
Limited Brands, Inc.	94,600	2,788
Lowe’s Cos., Inc.	542,400	16,348
Manpower, Inc.	191,009	12,945
Marriott International, Inc. Class A	197,510	8,250
Mattel, Inc.	152,800	3,458
McDonald’s Corp. (Û)	222,431	9,324
McGraw-Hill Cos., Inc. (The)	625,565	40,142
Men’s Wearhouse, Inc. (The)	32,300	1,287
NetFlix, Inc. (Æ)	7,000	194
News Corp. Class A	1,237,500	25,802
Nike, Inc. Class B	39,200	3,602
Nordstrom, Inc. (Ñ)	178,600	8,457
Office Depot, Inc. (Æ)	528,808	22,205
Omnicom Group, Inc.	59,500	6,036
Republic Services, Inc. Class A	32,100	1,316
Robert Half International, Inc.	44,600	1,630
RR Donnelley & Sons Co.	82,600	2,797
Sears Holdings Corp. (Æ)	16,000	2,792
Sirius Satellite Radio, Inc. (Æ)	164,700	631
Staples, Inc.	258,550	6,668
Starbucks Corp. (Æ)(Û)	247,000	9,324
Starwood Hotels & Resorts Worldwide, Inc. (ö)	36,800	2,198
Target Corp. (Û)	364,600	21,577
Time Warner, Inc.	2,263,240	45,287
TJX Cos., Inc.	449,800	13,022
Walt Disney Co.	747,290	23,510
Warner Music Group Corp. (Æ)	32,400	840
Waste Management, Inc.	260,500	9,764
Wendy’s International, Inc.	34,300	1,187
Williams-Sonoma, Inc. (Ñ)	70,900	2,411
Yum! Brands, Inc.	126,300	7,510

		545,996

Consumer Staples - 5.7%
Altria Group, Inc.	106,910	8,695
Anheuser-Busch Cos., Inc. (Û)	162,800	7,720
Clorox Co.	1,400	90
Coca-Cola Co. (The) (Û)	367,600	17,174
Coca-Cola Enterprises, Inc.	95,400	1,911
ConAgra Foods, Inc.	170,100	4,448

CVS Corp. (Û)	310,580	9,746
Dean Foods Co. (Æ)	27,230	1,141
General Mills, Inc.	177,800	10,103
Hormel Foods Corp. (Ñ)	36,000	1,300
Kraft Foods, Inc. Class A	57,450	1,976
Kroger Co. (The)	628,549	14,136
Loews Corp. - Carolina Group	55,700	3,221
McCormick & Co., Inc.	122,800	4,593
Molson Coors Brewing Co. Class B	21,400	1,523
Pepsi Bottling Group, Inc.	47,300	1,496
PepsiCo, Inc. (Û)	834,600	52,947
Procter & Gamble Co. (Û)	470,263	29,810
Reynolds American, Inc. (Ñ)	241,774	15,270
Safeway, Inc.	391,200	11,486
Supervalu, Inc.	169,900	5,675
Tyson Foods, Inc. Class A	423,630	6,121
UST, Inc.	123,640	6,622
Whole Foods Market, Inc.	72,200	4,609

		221,813

Financial Services - 23.4%
Aflac, Inc.	229,100	10,291
Alliance Data Systems Corp. (Æ)	59,300	3,601
Allstate Corp. (The)	271,600	16,665
AMBAC Financial Group, Inc.	111,564	9,314
American Express Co. (Û)	24,800	1,434
American International Group, Inc. (Û)	240,860	16,179
AmeriCredit Corp. (Æ)(Ñ)	198,480	5,075
Ameriprise Financial, Inc.	185,190	9,537
AON Corp.	79,800	2,776
Arthur J Gallagher & Co. (Æ)	5,900	164
Automatic Data Processing, Inc. (Û)	117,800	5,824
Bank of America Corp. (Û)	1,655,452	89,179
Bank of Hawaii Corp.	43,390	2,264
Bank of New York Co., Inc. (The) (Û)	188,200	6,468
BB&T Corp.	29,100	1,266
Bear Stearns Cos., Inc. (The)	9,800	1,483
Boston Properties, Inc. (ö)	8,260	882
Brown & Brown, Inc.	29,300	857
CapitalSource, Inc. (ö)(Ñ)	111,900	3,104
CB Richard Ellis Group, Inc. Class A (Æ)	172,800	5,189
Charles Schwab Corp. (The)	92,700	1,689
Chubb Corp.	76,370	4,059
Cigna Corp.	7,140	835
Cincinnati Financial Corp. (Ñ)	91,337	4,170
CIT Group, Inc.	167,900	8,739
Citigroup, Inc. (Û)	1,176,100	58,993
Comerica, Inc.	118,600	6,901
Commerce Group, Inc.	3,200	95
Corus Bankshares, Inc.	20,600	423
Countrywide Financial Corp.	925,208	35,269
Covanta Holding Corp. (Æ)	138,500	2,816
Crescent Real Estate Equities Co. (ö)	43,400	946
Duke Realty Corp. (ö)	33,400	1,338
Equity Office Properties Trust (ö)	177,100	7,527
FelCor Lodging Trust, Inc. (ö)	23,800	494
Fifth Third Bancorp	25,200	1,004
First Data Corp.	76,450	1,854
First Marblehead Corp. (The) (Ñ)	82,400	5,558
Fiserv, Inc. (Æ)	283,600	14,010
Franklin Resources, Inc. (Û)	71,300	8,125

Genworth Financial, Inc. Class A	256,370	8,573
Global Payments, Inc.	80,500	3,519
Goldman Sachs Group, Inc. (Û)	315,700	59,917
HCC Insurance Holdings, Inc.	27,800	936
Health Care Property Investors, Inc. (ö)	26,000	816
Health Care REIT, Inc. (ö)	22,200	916
Hospitality Properties Trust (ö)(Ñ)	52,300	2,534
Host Hotels & Resorts, Inc. (ö)	349,200	8,053
HRPT Properties Trust (ö)	31,000	369
Hudson City Bancorp, Inc.	124,450	1,709
IndyMac Bancorp, Inc. (Ñ)	117,400	5,336
IntercontinentalExchange, Inc. (Æ)	17,800	1,503
Investment Technology Group, Inc. (Æ)	29,900	1,396
Jones Lang LaSalle, Inc.	35,550	3,271
JPMorgan Chase & Co. (Û)	1,325,406	62,877
KeyCorp	283,700	10,537
Kimco Realty Corp. (ö)	54,390	2,417
Lehman Brothers Holdings, Inc. (Û)	350,700	27,299
Loews Corp.	488,310	19,005
MBIA, Inc.	129,623	8,039
Mellon Financial Corp.	74,200	2,879
Mercury General Corp.	3,100	161
Merrill Lynch & Co., Inc.	284,960	24,911
Metlife, Inc. (Û)	542,300	30,982
MGIC Investment Corp. (Ñ)	22,800	1,340
MoneyGram International, Inc.	55,100	1,885
Moody’s Corp.	71,000	4,707
Morgan Stanley (Û)	656,900	50,207
National City Corp. (Ñ)	620,200	23,102
Nationwide Financial Services, Inc. (Ñ)	33,820	1,722
New Century Financial Corp. (ö)	52,990	2,087
New Plan Excel Realty Trust (ö)	28,800	829
Old Republic International Corp.	165,480	3,728
PNC Financial Services Group, Inc.	92,100	6,450
Principal Financial Group, Inc.	115,970	6,551
Progressive Corp. (The)	212,200	5,129
ProLogis (ö)	32,711	2,070
Protective Life Corp.	9,400	416
Prudential Financial, Inc. (Û)	100,500	7,731
Radian Group, Inc.	176,150	9,389
Raymond James Financial, Inc.	23,400	746
Rayonier, Inc. (ö)	61,100	2,505
Regions Financial Corp.	265,333	10,069
Ryder System, Inc.	42,300	2,227
Safeco Corp. (Ñ)	180,400	10,497
SL Green Realty Corp. (ö)	16,770	2,030
Sotheby’s Holdings Class A (Æ)	71,700	2,725
St. Paul Travelers Cos., Inc. (The)	176,200	9,009
Stancorp Financial Group, Inc.	19,000	868
State Street Corp.	112,100	7,200
Synovus Financial Corp.	20,800	611
T Rowe Price Group, Inc.	44,330	2,097
TCF Financial Corp. (Ñ)	41,400	1,078
UnionBanCal Corp.	80,260	4,621
United Rentals, Inc. (Æ)	92,050	2,181
Unitrin, Inc.	12,900	554
US Bancorp	471,720	15,963
Ventas, Inc. (ö)	9,100	355
Wachovia Corp. (Û)	147,772	8,201
Washington Mutual, Inc. (Ñ)(Û)	211,000	8,925

Wells Fargo & Co. (Û)	1,036,880	37,628
Wilmington Trust Corp.	14,500	603
WR Berkley Corp.	250,185	9,222
Zenith National Insurance Corp.	13,900	647
Zions Bancorporation	10,384	835

		913,092

Health Care - 14.6%
Abbott Laboratories (Û)	157,200	7,469
Aetna, Inc.	406,468	16,755
AMERIGROUP Corp. (Æ)	16,900	506
AmerisourceBergen Corp.	749,020	35,354
Amgen, Inc. (Æ)	886,130	67,266
Becton Dickinson & Co.	201,340	14,100
Bio-Rad Laboratories, Inc. Class A (Æ)	1,400	103
Biogen Idec, Inc. (Æ)	163,700	7,792
Biomet, Inc. (Æ)	7,100	269
Boston Scientific Corp. (Æ)	256,200	4,076
Bristol-Myers Squibb Co.	228,600	5,635
Cardinal Health, Inc. (Û)	287,600	18,823
Caremark Rx, Inc.	821,149	40,425
Cytyc Corp. (Æ)	42,300	1,118
Dade Behring Holdings, Inc.	51,300	1,869
Dentsply International, Inc. (Æ)	71,400	2,233
Emdeon Corp. (Æ)	277,300	3,231
Express Scripts, Inc. Class A (Æ)	123,140	7,846
Forest Laboratories, Inc. (Æ)	223,600	10,943
Genentech, Inc. (Æ)(Ñ)(Û)	230,464	19,198
Gilead Sciences, Inc. (Æ)	90,600	6,242
Health Net, Inc. (Æ)	119,300	4,952
Humana, Inc. (Æ)	142,080	8,525
Idexx Laboratories, Inc. (Æ)	8,200	682
IMS Health, Inc.	87,600	2,440
Johnson & Johnson (Û)	1,039,970	70,094
King Pharmaceuticals, Inc. (Æ)	71,590	1,198
Laboratory Corp. of America Holdings(Æ)(Ñ)	81,100	5,554
LifePoint Hospitals, Inc. (Æ)	25,400	902
McKesson Corp.	642,620	32,189
Medco Health Solutions, Inc. (Æ)	70,800	3,788
Medtronic, Inc.	76,200	3,709
Merck & Co., Inc. (Û)	1,007,670	45,768
MGI Pharma, Inc. (Æ)	2,100	40
Mylan Laboratories, Inc.	168,200	3,448
Nektar Therapeutics (Æ)	35,900	518
PDL BioPharma, Inc. (Æ)	40,200	849
Pediatrix Medical Group, Inc. (Æ)	3,500	157
Pfizer, Inc. (Û)	3,357,560	89,479
Pharmaceutical Product Development, Inc.	7,500	237
Schering-Plough Corp. (Û)	366,700	8,119
Sierra Health Services, Inc. (Æ)	24,900	853
Tenet Healthcare Corp. (Æ)	162,700	1,149
UnitedHealth Group, Inc.	50,800	2,478
Varian Medical Systems, Inc. (Æ)	24,400	1,339
WellPoint, Inc. (Æ)(Û)	113,900	8,693

		568,413

Integrated Oils - 5.8%
Chevron Corp.	144,100	9,683
ConocoPhillips (Ñ)(Û)	786,310	47,367
Exxon Mobil Corp. (Û)	1,969,918	140,692
Hess Corp. (Ñ)	129,900	5,508
Marathon Oil Corp. (Û)	269,770	23,308

		226,558

Materials and Processing - 6.6%
Acuity Brands, Inc.	25,800	1,278
Alcoa, Inc. (Ñ)(Û)	581,600	16,814
Archer-Daniels-Midland Co. (Ñ)(Û)	991,370	38,168
Ashland, Inc.	91,310	5,396
Avery Dennison Corp.	21,300	1,345
Bemis Co.	52,700	1,772
Celanese Corp. Class A	32,600	672
Chaparral Steel Co.	31,000	1,289
Corn Products International, Inc.	25,400	919
Dow Chemical Co. (The) (Û)	296,100	12,078
Eagle Materials, Inc.	140,900	5,171
Eastman Chemical Co.	51,900	3,162
EI Du Pont de Nemours & Co. (Û)	146,900	6,728
EMCOR Group, Inc. (Æ)	17,060	1,009
Energizer Holdings, Inc. (Æ)	95,070	7,430
Fluor Corp.	56,800	4,455
Freeport-McMoRan Copper & Gold, Inc. Class B (Ñ)	353,400	21,374
Granite Construction, Inc.	35,950	1,873
HB Fuller Co.	60,100	1,490
Hercules, Inc. (Æ)	35,400	644
Huntsman Corp. (Æ)	32,700	565
Jacobs Engineering Group, Inc. (Æ)	37,800	2,855
Lyondell Chemical Co.	140,100	3,596
Masco Corp. (Ñ)	229,500	6,346
Monsanto Co.	216,572	9,577
Mueller Industries, Inc.	23,200	851
Newmont Mining Corp.	13,720	621
Nucor Corp.	634,084	37,037
OM Group, Inc. (Æ)	42,500	2,423
Packaging Corp. of America	31,600	726
Pactiv Corp. (Æ)	272,800	8,413
PPG Industries, Inc.	70,800	4,843
Praxair, Inc.	1,600	96
Quanex Corp.	21,500	720
Reliance Steel & Aluminum Co.	74,000	2,542
Rohm & Haas Co.	253,200	13,121
Sherwin-Williams Co. (The) (Ñ)	164,900	9,767
Steel Dynamics, Inc. (Ñ)	103,200	6,203
Texas Industries, Inc.	25,400	1,577
United States Steel Corp. (Ñ)	36,600	2,474
USG Corp. (Æ)	105,110	5,139
Vulcan Materials Co.	44,200	3,601

		256,160

Miscellaneous - 2.4%
3M Co. (Û)	129,200	10,186
Eaton Corp.	5,700	413
General Electric Co. (Û)	1,617,230	56,781
Honeywell International, Inc.	113,000	4,760
ITT Corp.	18,700	1,017
Johnson Controls, Inc.	95,000	7,746
SPX Corp.	73,780	4,244
Textron, Inc.	41,000	3,728
Trinity Industries, Inc.	46,100	1,662
Tyco International, Ltd.	51,100	1,504

		92,041

Other Energy - 2.6%
Alon USA Energy, Inc.	27,800	780
Anadarko Petroleum Corp.	194,280	9,018

Apache Corp.	93,060	6,079
Devon Energy Corp.	241,900	16,169
EOG Resources, Inc.	125,890	8,375
Frontier Oil Corp.	22,100	650
Global Industries, Ltd. (Æ)	64,900	1,077
Halliburton Co. (Û)	151,300	4,895
Helix Energy Solutions Group, Inc. (Æ)	47,100	1,521
Helmerich & Payne, Inc.	130,200	3,118
Holly Corp.	99,800	4,747
Newfield Exploration Co. (Æ)	130,400	5,319
Oceaneering International, Inc. (Æ)	69,100	2,487
Oil States International, Inc. (Æ)	48,400	1,406
Patterson-UTI Energy, Inc.	112,275	2,605
Plains Exploration & Production Co. (Æ)	10,600	448
Sunoco, Inc.	86,050	5,690
Superior Energy Services, Inc. (Æ)	32,900	1,030
Tetra Technologies, Inc. (Æ)	63,900	1,655
Todco (Æ)	43,600	1,488
Western Refining, Inc.	46,600	1,098
XTO Energy, Inc.	458,330	21,386

		101,041

Producer Durables - 5.0%
AGCO Corp. (Æ)	89,730	2,400
Agilent Technologies, Inc. (Æ)	156,800	5,582
Applied Industrial Technologies, Inc.	31,700	911
Boeing Co.	18,095	1,445
Caterpillar, Inc.	262,600	15,942
Cummins, Inc. (Ñ)	35,500	4,508
Danaher Corp.	8,900	639
Emerson Electric Co.	81,500	6,879
Gardner Denver, Inc. (Æ)	45,400	1,543
Genlyte Group, Inc. (Æ)	9,600	742
Joy Global, Inc.	61,000	2,386
Lam Research Corp. (Æ)	243,700	12,051
Lexmark International, Inc. Class A (Æ)	33,500	2,130
Lockheed Martin Corp. (Û)	622,400	54,105
Manitowoc Co., Inc. (The)	60,600	3,326
Mettler Toledo International, Inc. (Æ)	14,300	982
MKS Instruments, Inc. (Æ)	18,200	394
Molex, Inc.	26,200	914
Northrop Grumman Corp.	658,665	43,729
Novellus Systems, Inc. (Æ)	75,200	2,079
NVR, Inc. (Æ)	2,300	1,292
Parker Hannifin Corp.	41,300	3,454
Steelcase, Inc. Class A	37,200	616
Technitrol, Inc.	16,900	426
Terex Corp. (Æ)	21,800	1,128
United Technologies Corp.	304,010	19,980
Waters Corp. (Æ)	38,130	1,899
Xerox Corp. (Æ)	260,300	4,425

		195,907

Technology - 12.7%
Advanced Micro Devices, Inc. (Æ)	298,600	6,351
Agere Systems, Inc. (Æ)	90,600	1,538
Altera Corp. (Æ)	124,300	2,292
Applera Corp. - Applied Biosystems Group	165,469	6,172
Arrow Electronics, Inc. (Æ)	29,010	866
Atmel Corp. (Æ)	601,050	3,456
Avnet, Inc. (Æ)	1,400	33
AVX Corp. (Ñ)	79,000	1,245

BEA Systems, Inc. (Æ)	438,400	7,133
Benchmark Electronics, Inc. (Æ)	27,500	730
BMC Software, Inc. (Æ)	136,300	4,131
Brocade Communications Systems, Inc. (Æ)	181,100	1,469
Cadence Design Systems, Inc. (Æ)	284,780	5,086
Ciena Corp. (Æ)	112,014	2,634
Cisco Systems, Inc. (Æ)(Û)	3,448,370	83,209
Citrix Systems, Inc. (Æ)	44,100	1,302
Computer Sciences Corp. (Æ)	252,229	13,330
Conexant Systems, Inc. (Æ)	98,507	190
Electronic Data Systems Corp.	143,700	3,640
F5 Networks, Inc. (Æ)	35,200	2,330
Fairchild Semiconductor International, Inc. (Æ)	70,800	1,141
Freescale Semiconductor, Inc. Class B	24,933	981
General Dynamics Corp.	38,500	2,737
Harris Corp.	79,900	3,404
Hewlett-Packard Co. (Û)	1,565,790	60,659
Ingram Micro, Inc. Class A (Æ)	82,400	1,698
Integrated Device Technology, Inc. (Æ)	179,100	2,839
Intel Corp. (Û)	628,300	13,408
International Business Machines Corp.	360,100	33,248
Intuit, Inc. (Æ)	398,279	14,059
Jabil Circuit, Inc.	170,200	4,886
LSI Logic Corp. (Æ)	174,900	1,758
MEMC Electronic Materials, Inc. (Æ)	16,900	600
Micron Technology, Inc. (Æ)	583,020	8,425
Microsoft Corp.	1,749,670	50,233
Motorola, Inc. (Û)	725,110	16,721
National Semiconductor Corp.	142,600	3,464
NCR Corp. (Æ)	22,600	938
ON Semiconductor Corp. (Æ)	93,600	582
Oracle Corp. (Æ)(Û)	1,118,600	20,661
QLogic Corp. (Æ)	35,200	724
Qualcomm, Inc. (Û)	467,000	16,994
Raytheon Co.	364,290	18,196
Sanmina-SCI Corp. (Æ)	177,400	701
Seagate Technology, Inc. (Æ)	67,668	—
Spansion, Inc. Class A (Æ)	1,500	21
Sun Microsystems, Inc. (Æ)	1,697,900	9,220
Sycamore Networks, Inc. (Æ)	158,300	594
Symantec Corp. (Æ)	175,200	3,476
Synopsys, Inc. (Æ)	192,681	4,337
Tellabs, Inc. (Æ)	15,500	163
Texas Instruments, Inc.	1,328,000	40,079
Unisys Corp. (Æ)	116,600	763
Utstarcom, Inc. (Æ)	153,600	1,654
Western Digital Corp. (Æ)	483,069	8,831
Xilinx, Inc.	14,300	365

		495,697

Utilities - 5.4%
Alltel Corp.	47,870	2,552
AT&T, Inc. (Û)	1,078,792	36,949
BellSouth Corp.	184,000	8,298
CenturyTel, Inc.	194,610	7,831
Citizens Communications Co.	111,700	1,638
Comcast Corp. Class A (Æ)	470,500	19,135
Constellation Energy Group, Inc.	56,800	3,544
Duke Energy Corp.	186,690	5,907
Edison International	200,541	8,912
Embarq Corp. (Æ)	129,430	6,258

FirstEnergy Corp.	120,930	7,117
KeySpan Corp.	89,800	3,644
Leap Wireless International, Inc. Class W(Æ)(Ñ)	14,700	815
Mirant Corp. (Æ)	49,100	1,452
PG&E Corp.	331,160	14,286
PPL Corp.	196,500	6,783
Qwest Communications International, Inc. (Æ)(Ñ)	691,300	5,966
Sprint Nextel Corp.	172,710	3,228
TXU Corp.	652,319	41,181
Verizon Communications, Inc. (Û)	739,576	27,364

		212,860

Total Common Stocks
(cost $3,375,183)		3,940,686

Short-Term Investments - 3.8%
Russell Investment Company
Money Market Fund	140,823,000	140,823
United States Treasury Bills (ç)(ž)(§)
4.726% due 12/07/06	500	498
4.831% due 12/07/06	500	498
4.891% due 12/07/06	7,500	7,464

Total Short-Term Investments
(cost $149,283)		149,283

Other Securities - 2.4%
Russell Investment Company
Money Market Fund (×)	24,481,473	24,481
State Street Securities Lending Quality Trust (×)	70,923,421	70,923

Total Other Securities
(cost $95,404)		95,404

Total Investments - 107.2%
(identified cost $3,619,870)		4,185,373

Securities Sold Short - (4.3%)
Auto and Transportation - (0.2%)
Airtran Holdings, Inc. (Æ)	(57,400)	(572)
AMR Corp. (Æ)	(54,500)	(1,545)
Continental Airlines, Inc. (Ñ)	(29,800)	(1,099)
Florida East Coast Industries, Inc. (Æ)	(6,300)	(376)
Oshkosh Truck Corp.	(5,000)	(226)
Overseas Shipholding Group, Inc.	(21,700)	(1,357)
Thor Industries, Inc.	(30,100)	(1,319)
US Airways Group, Inc. (Æ)	(24,800)	(1,237)
Winnebago Industries, Inc.	(17,000)	(566)

		(8,297)

Consumer Discretionary - (0.8%)
Advance Auto Parts, Inc.	(36,500)	(1,278)
Allied Waste Industries, Inc. (Æ)	(126,500)	(1,537)
American Greetings Corp.	(45,100)	(1,078)
Borders Group, Inc.	(79,600)	(1,639)
Boyd Gaming Corp.	(8,900)	(351)
Cogent, Inc. (Æ)	(10,100)	(116)
Fastenal Co.	(89,800)	(3,613)
Guitar Center, Inc. (Æ)	(9,400)	(408)
Hearst-Argyle Television, Inc.	(18,000)	(454)
Hewitt Associates, Inc. Class A (Æ)	(94,500)	(2,365)
Interpublic Group of Cos., Inc. (Æ)	(140,600)	(1,534)
Las Vegas Sands Corp. (Æ)	(54,400)	(4,145)
Live Nation, Inc. (Æ)	(7,400)	(157)
Pacific Sunwear of California, Inc. (Æ)	(70,600)	(1,244)
Panera Bread Co. Class A (Æ)	(21,000)	(1,298)
RadioShack Corp.	(71,000)	(1,267)
Reader’s Digest Association, Inc. (The)	(75,300)	(1,083)

Saks, Inc.	(10,400)	(201)
Service Corp. International	(158,000)	(1,441)
Station Casinos, Inc.	(8,600)	(519)
Under Armour, Inc. Class A (Æ)	(6,700)	(310)
United Natural Foods, Inc. (Æ)	(8,500)	(297)
Waste Connections, Inc. (Æ)	(15,400)	(627)
Yahoo!, Inc. (Æ)	(184,800)	(4,868)

		(31,830)

Consumer Staples - 0.0%
Rite Aid Corp. (Æ)	(30,700)	(144)
Tyson Foods, Inc.	(100,100)	(1,446)

		(1,590)

Financial Services - (0.9%)
Eaton Vance Corp.	(139,400)	(4,327)
Fannie Mae	(32,000)	(1,896)
First Data Corp.	(103,900)	(2,520)
Fremont General Corp.	(42,000)	(610)
General Growth Properties, Inc. (ö)	(40,700)	(2,112)
Global Signal, Inc. (Æ)(ö)	(23,300)	(1,265)
Greenhill & Co., Inc.	(26,900)	(1,828)
H&R Block, Inc.	(147,600)	(3,227)
Investors Financial Services Corp.	(13,000)	(511)
LandAmerica Financial Group, Inc.	(31,000)	(1,956)
MBIA, Inc.	(62,800)	(3,895)
Piper Jaffray Cos., Inc. (Æ)	(15,700)	(1,086)
Potlatch Corp. (Æ)(ö)	(7,400)	(300)
Redwood Trust, Inc. (Æ)(ö)	(5,900)	(324)
SEI Investments Co.	(44,800)	(2,521)
Sovereign Bancorp, Inc.	(100,900)	(2,407)
UnumProvident Corp.	(77,800)	(1,539)
Vornado Realty Trust (ö)	(18,000)	(2,147)

		(34,471)

Health Care - (0.4%)
Abraxis BioScience, Inc. (Æ)	(31,600)	(834)
Adams Respiratory Therapeutics, Inc. (Æ)	(18,300)	(789)
Affymetrix, Inc. (Æ)	(27,000)	(688)
Alexion Pharmaceuticals, Inc. (Æ)	(26,500)	(990)
Genzyme Corp. (Æ)	(32,200)	(2,174)
Gilead Sciences, Inc.	(63,400)	(4,368)
Inverness Medical Innovations, Inc. (Æ)	(9,600)	(362)
Omnicare, Inc.	(71,800)	(2,720)
United Therapeutics Corp. (Æ)	(12,200)	(730)

		(13,655)

Integrated Oils - (0.1%)
Delta Petroleum Corp. (Æ)	(21,100)	(542)
Murphy Oil Corp.	(52,400)	(2,471)

		(3,013)

Materials and Processing - (0.2%)
Century Aluminum Co. (Æ)	(25,400)	(989)
Energy Conversion Devices, Inc. (Æ)	(9,600)	(353)
Hexcel Corp. (Æ)	(41,200)	(667)
Lone Star Technologies, Inc. (Æ)	(16,200)	(782)
Mosaic Co. (The) (Æ)	(73,500)	(1,376)
Scotts Miracle-Gro Co. (The) Class A	(24,800)	(1,227)
Shaw Group, Inc. (The) (Æ)	(58,600)	(1,556)

		(6,950)

Miscellaneous - 0.0%
Walter Industries, Inc.	(35,400)	(1,646)
Other Energy - (0.5%)
Arch Coal, Inc.	(68,100)	(2,358)

ATP Oil & Gas Corp. (Æ)	(11,100)	(477)
Baker Hughes, Inc.	(42,600)	(2,941)
Cabot Oil & Gas Corp.	(17,100)	(905)
CNX Gas Corp. (Æ)	(9,800)	(256)
Consol Energy, Inc.	(54,500)	(1,929)
Crosstex Energy, Inc. (Æ)	(10,800)	(1,037)
El Paso Corp.	(109,900)	(1,506)
Equitable Resources, Inc.	(33,200)	(1,345)
Massey Energy Co. (Æ)	(74,700)	(1,886)
Noble Energy, Inc.	(40,000)	(1,945)
PetroHawk Energy Corp. (Æ)	(17,700)	(201)
Pogo Producing Co.	(49,800)	(2,229)
SEACOR Holdings, Inc. (Æ)	(11,900)	(1,065)

		(20,080)

Producer Durables - (0.5%)
ACCO Brands Corp. (Æ)	(27,900)	(678)
American Power Conversion Corp.	(10,500)	(317)
ATMI, Inc. (Æ)	(6,400)	(203)
Beazer Homes USA, Inc. (Æ)	(28,100)	(1,218)
Centex Corp.	(72,700)	(3,802)
Crown Castle International Corp. (Æ)	(95,200)	(3,204)
Dionex Corp. (Æ)	(28,400)	(1,545)
Entegris, Inc. (Æ)	(73,343)	(822)
Lennar Corp. Class A	(21,700)	(1,030)
MDC Holdings, Inc.	(27,800)	(1,386)
Pitney Bowes, Inc.	(88,500)	(4,134)
SBA Communications Corp. Class A (Æ)	(27,800)	(743)
Standard-Pacific Corp.	(68,400)	(1,657)

		(20,739)

Technology - (0.5%)
American Reprographics Co. (Æ)	(41,200)	(1,463)
Amphenol Corp. Class A	(24,600)	(1,670)
Dell, Inc. (Æ)	(135,500)	(3,297)
EMC Corp. (Æ)	(100,400)	(1,230)
Juniper Networks, Inc. (Æ)	(123,900)	(2,133)
Maxim Integrated Products, Inc.	(114,100)	(3,424)
Microchip Technology, Inc.	(131,700)	(4,337)
Palm, Inc. (Æ)	(18,400)	(282)
Transaction Systems Architects, Inc. (Æ)	(10,500)	(354)

		(18,190)

Utilities - (0.2%)
Atmos Energy Corp.	(39,200)	(1,205)
Black Hills Corp.	(2,000)	(69)
CenturyTel, Inc.	(75,100)	(3,023)
Comcast Corp	(30,600)	(1,245)
National Fuel Gas Co.	(22,600)	(845)
Nicor, Inc.	(10,100)	(464)
Southern Union Co.	(44,300)	(1,226)

		(8,077)

Total Securities Sold Short
(proceeds $160,252)		(168,538)

Other Assets and Liabilities,
Net - (2.9%)		(111,917)

Net Assets - 100.0%		3,904,918

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/06 (37)	13,881	774
Russell 1000 Mini Index (CME) expiration date 12/06 (60)	4,502	235
S&P 500 E-Mini Index (CME) expiration date 12/06 (383)	26,488	1,239
S&P 500 Index (CME) expiration date 12/06 (146)	50,487	210
S&P Midcap 400 E-Mini Index (CME) expiration date 12/06 (548)	43,221	2,250

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		4,708

Russell Investment Company

Quantitative Equity Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	2.8
Consumer Discretionary	14.0
Consumer Staples	5.7
Financial Services	23.4
Health Care	14.6
Integrated Oils	5.8
Materials and Processing	6.6
Miscellaneous	2.4
Other Energy	2.6
Producer Durables	5.0
Technology	12.7
Utilities	5.4
Short-Term Investments	3.8
Other Securities	2.4

Total Investments	107.2
Securities Sold Short	(4.3)
Other Assets and Liabilities, Net	(2.9)

100.0

Futures Contracts	0.1

See accompanying notes which are an integral part of the financial statements.

Quantitative Equity Fund

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Russell Investment Company

International Securities Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

International Securities Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	26.80%
5 Years	13.72	%§
10 Years	6.73	%§

International Securities Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	26.50%
5 Years	13.44	%§
10 Years	6.41	%§

International Securities Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	25.54%
5 Years	12.59	%§
10 Years	5.79	%§

MSCI EAFE Index**

Periods Ended 10/31/06	Total Return
1 Year	27.52%
5 Years	14.56	%§
10 Years	7.34	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the International Securities Fund Class S, Class E and Class C Shares gained 26.80%, 26.50% and 25.54%, respectively. This compared to the MSCI EAFE(R) Index, which gained 27.52% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) International Funds Average returned 26.25%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For most of the period, the Fund had a slight tilt towards growth stocks. The Fund had a small valuation premium to the market and slightly above-market forecasted growth rates. This was due to the money managers’ views that growth stocks were undervalued relative to value stocks. This positioning and negative contributions to relative performance caused by factors such as price momentum, above-market growth and yield underweight detracted from Fund performance overall. In addition, the Fund was underweight in high dividend yielding stocks and overweight in stocks with positive price momentum. These factors were well rewarded at the end of 2005 and into 2006, but in May of 2006, market sentiment reversed and began to reward stocks with higher dividend yields, and more defensive, predictable earnings streams. This shift in market strength proved difficult for most active managers. While the Fund had some exposure to this area of the market through money managers such as MFS Institutional Advisors, Inc. and Mondrian Investment Partners Limited, the Fund’s overall orientation favoring positive momentum and away from high yield hurt performance. Two chief detractors in this regard were Axiom International Investors LLC and Marvin & Palmer Associates, Inc. Their focus on high growth stocks led to a level of underperformance in the last five months that negatively impacted the overall Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Sector allocation did not contribute to performance. The Fund’s overweight to the energy sector and underweight in the financial services sector detracted from performance. Within the energy sector, however, the Fund benefited from stock selection with an overweight in the better performing equipment and services companies rather than oil and gas companies.

An overweight to European stocks within the industrials sector proved to be favorable. Vallourec S.A., a French manufacturer of steel tubing, was among the top contributors to Fund performance. Vallourec benefited from many of the favorable trends experienced by energy companies. Telecommunications stocks, especially wireless services, underperformed the broad benchmark, and the Fund benefited from its underweight to this sector. On the negative side, stock selection within the consumer discretionary sector was ineffective. Rakuten Inc., an internet retail store in Japan, in particular, detracted from returns. Stock selection within the health care sector was also a detractor to Fund performance as many of the pharmaceutical companies viewed favorably by the Fund’s money managers failed to keep pace with the broad market.

At the country level, stock selection was best in the U.K. due to an overweight position in staples combined with an underweight to the large oil and gas companies such as BG Group, BP, and Royal Dutch Shell. An underweight to Japanese local industrial companies and good stock selection in the financial services sector contributed positively to performance. Emerging markets exposure was a slight detractor to Fund performance. Despite strength among emerging markets in general, stock selection decisions produced less effective results. Non-U.S. currency exposure had a slightly positive effect on performance during the year due to U.S. dollar weakness.

Value money managers in the Fund tended to have the best returns during the period. AllianceBernstein L.P. benefited from broad value exposure and strong stock selection. Mondrian performed well largely due to its preference for cash generating, high dividend yielding stocks and its underweight to Japan.

MFS, a growth money manager with a focus on earnings quality, outperformed for the period due to its more defensive-growth orientation. Aggressive growth money managers such as Marvin & Palmer and Axiom, with exposure to price momentum, underperformed. These money managers’ portfolios contained a high level of forecasted growth potential that was not rewarded by the market during the latter half of the year.

Describe any changes to the Fund’s structure or the money manager line-up.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy was implemented in the Fund at a 5% target weight at the end of September 2006.

During the year, RIMCo increased the Fund’s allowable exposure to emerging markets to further expand the investable universe.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors, LLC	Growth
Fidelity Management & Research Company	Market-Oriented
Marvin & Palmer Associates, Inc.	Growth
MFS Institutional Advisors, Inc.	Growth
Mondrian Investment Partners Limited	Value
The Boston Company Asset Management, LLC	Value
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,015.50	$1,014.12
Expenses Paid During Period*	$11.18	$11.17

*	Expenses are equal to the Fund’s annualized expense ratio of 2.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,019.40	$1,017.90
Expenses Paid During Period*	$7.38	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,020.60	$1,019.16
Expenses Paid During Period*	$6.11	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

International Securities Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 92.0%
Australia - 3.7%
AGL Energy, Ltd. (Æ)(Ñ)	17,400	207
Alinta, Ltd.	10,048	83
Amcor, Ltd. (Ñ)	1,382,919	7,410
AMP, Ltd.	243,726	1,793
Aristocrat Leisure, Ltd. (Ñ)	170,482	1,839
Australia & New Zealand Banking Group, Ltd.	164,455	3,698
Australian Stock Exchange, Ltd.	23,000	631
Australian Wealth Management, Ltd. (Ñ)	311,350	627
AXA Asia Pacific Holdings, Ltd.	66,093	341
BHP Billiton, Ltd. (Ñ)	442,973	9,358
Billabong International, Ltd. (Ñ)	56,300	684
Boral, Ltd. (Ñ)	62,811	354
Bradken, Ltd.	53,731	254
Caltex Australia, Ltd. (Ñ)	18,763	322
Centro Properties Group	37,200	222
Coca-Cola Amatil, Ltd. (Ñ)	371,256	2,001
Coles Myer, Ltd.	508,067	5,343
Commonwealth Bank of Australia	52,574	1,942
Computershare, Ltd.	218,000	1,300
CSR, Ltd. (Ñ)	133,124	334
David Jones, Ltd. (Ñ)	110,000	308
DB RREEF Trust	101,321	129
Downer EDI, Ltd. (Ñ)	119,725	597
Dyno Nobel, Ltd. (Æ)	75,800	137
Foster’s Group, Ltd.	2,054,315	10,260
Goodman Fielder, Ltd.	84,921	137
GPT Group (Ñ)	74,482	272
Harvey Norman Holdings, Ltd.	54,300	152
Insurance Australia Group, Ltd. (Ñ)	292,032	1,255
Investa Property Group	64,403	120
Leighton Holdings, Ltd. (Ñ)	16,382	270
Lend Lease Corp., Ltd.	24,140	315
Macquarie Airports Management, Ltd.	912,800	2,269
Macquarie Bank, Ltd. (Ñ)	35,102	2,026
Macquarie Goodman Group (Ñ)	61,243	314
Macquarie Infrastructure Group	54,141	142
McGuigan Simeon Wines, Ltd.	133,647	273
Metcash, Ltd.	144,256	478
Mirvac Group	23,409	89
National Australia Bank, Ltd.	976,629	28,874
Newcrest Mining, Ltd.	13,831	255
OneSteel, Ltd. (Ñ)	133,483	435
Pacific Brands, Ltd.	219,981	451
PaperlinX, Ltd. (Ñ)	70,361	224
Promina Group, Ltd.	692,823	3,648

Publishing & Broadcasting, Ltd. (Ñ)	36,240	544
Qantas Airways, Ltd.	123,584	406
QBE Insurance Group, Ltd. (Ñ)	442,133	8,456
Ramsay Health Care, Ltd.	52,658	439
Rinker Group, Ltd.	76,820	1,103
Rio Tinto, Ltd. (Ñ)	14,400	874
Santos, Ltd.	37,700	309
Sims Group, Ltd.	11,208	187
Smorgon Steel Group, Ltd.	33,268	43
Sons of Gwalia, Ltd. (Æ)(Ñ)	34,800	—
Stockland (Ñ)	59,414	349
Suncorp-Metway, Ltd. (Ñ)	27,819	448
Symbion Health, Ltd. (Ñ)	267,436	679
TABCORP Holdings, Ltd. (Ñ)	244,492	3,124
Telstra Corp., Ltd. (Ñ)	2,130,673	6,534
Transurban Group (Ñ)	90,800	508
United Group, Ltd. (Ñ)	49,200	557
Wesfarmers, Ltd. (Ñ)	143,403	3,835
Westfield Group (Ñ)	48,960	706
Westpac Banking Corp.	77,268	1,433
Woodside Petroleum, Ltd.	1,941	56
Woolworths, Ltd.	328,556	5,264
Zinifex, Ltd. (Ñ)	52,085	612

		128,639

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG	181,482	12,357
OMV AG	50,900	2,767
Verbund - Oesterreichische
Elektrizitaetswirtschafts AG Class A (Ñ)	19,000	949
Voestalpine AG	49,200	2,320

		18,393

Belgium - 1.1%
Belgacom SA (Ñ)	59,807	2,447
Delhaize Group	20,371	1,647
Dexia	9,452	255
Fortis (Ñ)	433,075	18,169
Fortis	187,766	7,882
KBC Groep NV	46,840	5,117
UCB SA	26,196	1,622

		37,139

Bermuda - 0.5%
CNPC Hong Kong, Ltd.	610,000	306
Cofco International, Ltd.	154,000	137
Esprit Holdings, Ltd.	503,500	4,875
Great Eagle Holdings, Ltd.	70,000	188
Guoco Group, Ltd.	8,000	97
Jardine Matheson Holdings, Ltd.	166,100	3,322
Li & Fung, Ltd.	1,891,200	4,948
Orient Overseas International, Ltd.	49,000	214
People’s Food Holdings, Ltd.	96,000	72
TPV Technology, Ltd.	252,000	210
Vostok Nafta Investment, Ltd. (Æ)(Ñ)	20,775	1,317

		15,686

Brazil - 0.2%
Cia Vale do Rio Doce - ADR	54,600	1,389
Gerdau SA - ADR (Ñ)	97,200	1,436
Petroleo Brasileiro SA - ADR	27,050	2,401
Unibanco - Uniao de Bancos Brasileiros SA - ADR	10,800	850

		6,076

Canada - 1.4%

Cameco Corp.	55,400	1,946
Canadian Imperial Bank of Commerce (Ñ)	25,600	1,997
Canadian National Railway Co.	78,960	3,762
Canadian Natural Resources, Ltd.	47,900	2,493
EnCana Corp. (Ñ)	25,400	1,206
Gerdau Ameristeel Corp.	211,000	2,151
ING Canada, Inc.	37,900	2,006
IPSCO, Inc.	32,300	2,968
Nexen, Inc.	43,540	2,323
Potash Corp. of Saskatchewan	16,400	2,048
Research In Motion, Ltd. (Æ)	88,200	10,362
Rogers Communications, Inc. Class B (Ñ)	117,700	7,042
SNC-Lavalin Group, Inc.	125,100	3,416
Teck Cominco, Ltd. Class B (Ñ)	51,200	3,773
Toronto-Dominion Bank (Ñ)	15,300	887

		48,380

Cayman Islands - 0.1%
Chaoda Modern Agriculture	176,000	106
Foxconn International Holdings, Ltd. (Æ)	731,000	2,430

		2,536

China - 0.3%
China Life Insurance Co., Ltd. Class H (Ñ)	3,322,000	6,997
China Merchants Bank Co., Ltd. (Æ)(Ñ)	130,500	204
China Petroleum & Chemical Corp. Class H	1,278,000	887
China Telecom Corp., Ltd. Class H	1,480,000	557
PetroChina Co., Ltd. Class H (Ñ)	866,000	954
Ping An Insurance (Group) Co. of China, Ltd. Class H	170,500	593

		10,192

Denmark - 0.2%
Carlsberg A/S Class B	9,550	821
Danske Bank A/S	22,100	927
East Asiatic Co., Ltd. A/S (Ñ)	800	40
FLSmidth & Co. A/S (Ñ)	19,950	1,052
Genmab A/S (Æ)	8,650	387
Novo-Nordisk A/S Class B	24,850	1,877
Topdanmark A/S (Æ)	875	124

		5,228

Finland - 0.7%
Cargotec Corp. Class B	15,669	713
Fortum OYJ	217,957	5,997
M-real OYJ Class B (Ñ)	168,690	995
Metso OYJ	15,200	661
Neste Oil OYJ (Ñ)	35,588	1,120
Nokia OYJ	164,826	3,271
Nokia OYJ - ADR	20,090	399
Orion OYJ Class B (Æ)(Ñ)	22,600	452
Rautaruukki OYJ	63,291	2,090
UPM-Kymmene OYJ (Ñ)	336,669	8,547

		24,245

France - 12.2%
Air France-KLM	73,260	2,610
Air Liquide SA (Ñ)	62,786	13,366
Alcatel SA	136,017	1,727
Alstom RGPT (Æ)(Ñ)	55,700	5,140
Arkema (Æ)(Ñ)	22,934	1,120
Assurances Generales de France (Ñ)	16,900	2,373
AXA SA (Ñ)	605,413	23,065
BNP Paribas (Ñ)	352,947	38,808
Capgemini SA	31,142	1,769
Carrefour SA (Ñ)	106,065	6,463

Casino Guichard Perrachon SA	9,000	763
Christian Dior SA (Ñ)	15,434	1,649
Cie de Saint-Gobain (Ñ)	136,378	10,052
Cie Generale d’Optique Essilor International SA(Ñ)	37,371	3,921
CNP Assurances (Ñ)	18,900	1,989
Compagnie Generale des Etablissements Michelin Class B	13,800	1,125
Credit Agricole SA (Ñ)	651,449	27,695
Eiffage SA (Ñ)	15,169	1,393
Electricite de France (Ñ)	23,900	1,449
France Telecom SA (Ñ)	592,686	15,394
Gaz de France SA (Ñ)	74,270	2,986
Groupe Danone (Ñ)	113,708	16,660
Iliad SA	26,373	2,252
L’Oreal SA	35,250	3,428
Lafarge SA (Ñ)	18,951	2,547
Lagardere SCA (Ñ)	26,690	1,919
Legrand SA (Ñ)	118,160	3,348
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	89,375	9,314
Natexis Banques Populaires	4,920	1,360
Nexans SA	10,560	948
Pernod-Ricard SA (Ñ)	35,060	7,021
Peugeot SA (Ñ)	33,350	1,916
PPR SA (Ñ)	78,267	11,677
Renault SA (Ñ)	162,406	18,997
Rhodia SA (Æ)	203,860	562
Sanofi-Aventis (Ñ)	344,362	29,271
Sanofi-Aventis	3,305	281
Schneider Electric SA (Ñ)	127,699	13,267
Societe BIC SA (Ñ)	6,059	390
Societe Generale (Ñ)	216,221	35,930
Sodexho Alliance SA (Ñ)	23,798	1,278
Suez SA (Ñ)	146,512	6,556
Suez SA (Æ)(Ñ)	40,348	1
Thomson (Æ)(Ñ)	141,530	2,440
Total SA (Ñ)	686,334	46,470
Total SA - ADR	55,272	3,766
Unibail (Ñ)	27,704	6,032
Valeo SA (Ñ)	82,433	3,103
Vallourec SA (Ñ)	48,519	12,075
Veolia Environnement (Ñ)	232,251	14,219
Vivendi Universal SA	121,236	4,591

		426,476

Germany - 6.6%
Aareal Bank AG (Æ)	7,815	333
Allianz SE	61,023	11,326
BASF AG	27,002	2,380
Bayer AG	618,975	31,165
Bayerische Motoren Werke AG	12,200	701
Bilfinger Berger AG	30,500	1,901
Celesio AG	10,436	538
Continental AG	167,622	18,745
DaimlerChrysler AG	45,363	2,588
Deutsche Bank AG (Ñ)	49,733	6,259
Deutsche Boerse AG	81,385	13,123
Deutsche Lufthansa AG	255,396	5,890
Deutsche Post AG	229,191	6,348
Deutsche Telekom AG	316,224	5,473
E.ON AG	320,515	38,453
Hannover Rueckversicherung AG (Æ)(Ñ)	69,200	2,937
Hochtief AG (Ñ)	26,699	1,745

Hypo Real Estate Holding AG	5,141	323
Infineon Technologies AG (Æ)	392,261	4,776
KarstadtQuelle AG (Æ)(Ñ)	44,355	1,042
Lanxess AG (Æ)(Ñ)	39,640	1,812
Linde AG	17,917	1,776
MAN AG (Ñ)	122,313	10,873
Medion AG (Ñ)	29,900	318
Merck KGaA	35,300	3,721
Metro AG	60,090	3,570
Muenchener Rueckversicherungs AG	54,090	8,780
Praktiker Bau- und Heimwerkermaerkte AG	8,359	266
Rheinmetall AG	8,827	634
RWE AG	181,829	17,969
Salzgitter AG	53,771	5,752
SAP AG	29,800	5,929
Siemens AG	82,546	7,427
Suedzucker AG (Ñ)	42,090	1,039
ThyssenKrupp AG	3,176	118
TUI AG (Ñ)	86,600	1,894
Volkswagen AG (Ñ)	30,152	2,975
Wacker Chemie AG (Æ)(Ñ)	12,500	1,502

		232,401

Greece - 0.2%
Alpha Bank AE	66,000	1,920
EFG Eurobank Ergasias SA	99,120	3,297
Public Power Corp.	105,250	2,687

		7,904

Hong Kong - 1.6%
Bank of East Asia, Ltd.	116,600	557
Beijing Enterprises Holdings, Ltd. (Ñ)	12,000	24
BOC Hong Kong Holdings, Ltd. (Ñ)	3,889,500	8,702
Cheung Kong Holdings, Ltd.	88,800	966
China Mobile, Ltd. (Ñ)	921,000	7,484
China Netcom Group Corp. Hong Kong, Ltd. (Ñ)	658,000	1,169
China Resources Power Holdings Co.	146,000	182
Citic Pacific, Ltd. (Ñ)	298,200	916
CLP Holdings, Ltd.	58,000	369
CNOOC, Ltd. (Ñ)	3,757,000	3,159
Guangdong Investment, Ltd.	308,000	128
Guangzhou Investment Co., Ltd.	1,530,000	295
Hang Lung Group, Ltd.	74,000	189
Hang Seng Bank, Ltd. (Ñ)	78,300	998
Henderson Land Development Co., Ltd. (Ñ)	63,000	347
Hong Kong Exchanges and Clearing, Ltd. (Ñ)	533,500	4,226
HongKong Electric Holdings	1,153,500	5,429
Hopewell Holdings (Ñ)	35,000	104
Hutchison China Meditech, Ltd. (Æ)	5	—
Hutchison Telecommunications International, Ltd. (Æ)(Ñ)	1,308,000	2,519
Hutchison Whampoa, Ltd.	373,700	3,316
Link REIT (The) (Æ)(ö)	570,500	1,174
Melco International Development	634,000	1,554
New World Development, Ltd.	218,000	373
Shenzhen Investment, Ltd. (Ñ)	352,000	139
Shun TAK Holdings, Ltd. (Ñ)	2,915,200	3,853
Sino Land Co. (Ñ)	558,351	972
Sun Hung Kai Properties, Ltd.	168,000	1,837
Swire Pacific, Ltd.	50,300	531
Television Broadcasts, Ltd.	64,000	367
Wharf Holdings, Ltd.	1,211,862	4,114

		55,993

Hungary - 0.0%
MOL Hungarian Oil and Gas PLC	9,700	964

India - 0.0%
State Bank of India, Ltd. - GDR	24,500	1,543

Indonesia - 0.1%
Bank Central Asia Tbk PT	4,979,000	2,541
Telekomunikasi Indonesia Tbk PT	1,599,000	1,474
Telekomunikasi Indonesia Tbk PT - ADR	6,742	246

		4,261

Ireland - 0.5%
Allied Irish Banks PLC (Æ)	10,623	289
Allied Irish Banks PLC	54,254	1,482
Bank of Ireland PLC	235,038	4,731
CRH PLC	99,640	3,514
Elan Corp. PLC - ADR (Æ)(Ñ)	247,500	3,584
Irish Life & Permanent PLC (Æ)	3,403	84
Irish Life & Permanent PLC	5,397	133
Ryanair Holdings PLC - ADR (Æ)(Ñ)	74,106	4,952

		18,769

Israel - 0.0%
Teva Pharmaceutical Industries, Ltd. - ADR	27,500	907

Italy - 3.7%
Amplifon SpA	30,869	232
Assicurazioni Generali SpA (Ñ)	165,550	6,569
Banca Intesa SpA (Ñ)	2,406,174	16,448
Banco Popolare di Verona e Novara SCRL (Ñ)	131,606	3,541
Benetton Group SpA	17,400	330
Buzzi Unicem SpA (Ñ)	150,304	3,961
Capitalia SpA (Ñ)	198,905	1,759
Enel SpA (Ñ)	178,280	1,711
ENI SpA (Ñ)	934,989	28,198
ERG SpA (Ñ)	33,642	705
Esprinet SpA	25,281	455
Fastweb	34,200	1,694
Fiat SpA (Æ)(Ñ)	151,300	2,672
Fondiaria-Sai SpA (Ñ)	102,100	4,549
Fondiaria-Sai SpA	9,900	329
Italcementi SpA (Ñ)	190,275	5,046
Lottomatica SpA (Ñ)	50,010	1,825
Mediaset SpA	325,360	3,650
Milano Assicurazioni SpA	167,200	1,304
Parmalat Finanziaria (Æ)	42,200	—
Saipem SpA (Ñ)	71,500	1,686
SanPaolo IMI SpA	56,917	1,215
Saras SpA (Æ)(Ñ)	375,740	1,958
Snam Rete Gas SpA (Ñ)	40,953	209
Telecom Italia SpA	1,101,210	2,783
Toro Assicurazioni SpA	12,499	336
UniCredito Italiano SpA (Ñ)	3,942,462	32,686
Unipol SpA	637,070	2,203

		128,054

Japan - 19.1%
77 Bank, Ltd. (The) (Ñ)	281,400	1,850
Access Co., Ltd. (Æ)(Ñ)	59	393
Aderans Co., Ltd. (Ñ)	5,200	120
Aeon Co., Ltd. (Ñ)	223,400	5,262
Aeon Credit Service Co., Ltd. (Ñ)	107,600	2,406
Aida Engineering, Ltd.	66,000	398
Aiful Corp.	49,107	1,696
Aioi Insurance Co., Ltd.	55,000	379

Ajinomoto Co., Inc.	174,800	2,022
Alpen Co., Ltd.	21,900	659
Alps Electric Co., Ltd.	95,500	956
Amada Co., Ltd.	58,000	576
Asahi Breweries, Ltd.	36,900	526
Asahi Glass Co., Ltd. (Ñ)	495,000	5,701
Asahi Kasei Corp.	115,000	735
Astellas Pharma, Inc.	74,300	3,348
Bandai Visual Co., Ltd.	134	420
Bank of Nagoya, Ltd. (The)	31,000	212
Bank of Yokohama, Ltd. (The)	28,000	216
Bridgestone Corp. (Ñ)	263,500	5,497
Brother Industries, Ltd.	68,000	857
Calsonic Kansei Corp. (Ñ)	68,000	442
Canon Marketing Japan, Inc. (Ñ)	10,000	237
Canon, Inc.	799,668	42,870
Central Japan Railway Co.	228	2,456
Chiba Bank, Ltd. (The)	29,000	260
Chubu Electric Power Co., Inc.	46,500	1,288
Chugai Pharmaceutical Co., Ltd. (Ñ)	159,900	3,281
Credit Saison Co., Ltd.	20,700	749
Cyber Communications, Inc. (Ñ)	105	159
Dai Nippon Printing Co., Ltd.	21,000	313
Daiei, Inc. (The) (Æ)(Ñ)	29,300	550
Daiichi Sankyo Co., Ltd.	215,700	6,418
Daikin Industries, Ltd. (Ñ)	30,300	855
Dainippon Ink and Chemicals, Inc.	503,000	1,901
Daiwa House Industry Co., Ltd.	22,000	397
Daiwa Securities Group, Inc.	222,000	2,519
Denki Kagaku Kogyo Kabushiki Kaisha	79,000	301
Denso Corp.	20,600	786
Dentsu, Inc. (Ñ)	1,558	4,289
East Japan Railway Co.	705	4,931
EDION Corp. (Ñ)	113,300	1,632
Eighteenth Bank, Ltd. (The)	10,000	48
Eisai Co., Ltd.	169,400	8,676
Electric Power Development Co., Ltd.	12,000	500
Elpida Memory, Inc. (Æ)	97,200	4,538
Exedy Corp. (Ñ)	22,500	660
Fancl Corp. (Ñ)(Þ)	55,000	718
Fanuc, Ltd.	64,300	5,580
Frontier Real Estate Investment Corp. (ö)	37	296
Fuji Electric Holdings Co., Ltd. (Ñ)	57,000	310
Fuji Fire & Marine Insurance Co., Ltd. (The)	73,000	293
Fuji Heavy Industries, Ltd. (Ñ)	210,000	1,212
FUJIFILM Holdings Corp.	142,600	5,292
Fujikura, Ltd. (Ñ)	38,000	406
Fujitsu, Ltd. (Ñ)	309,000	2,521
Funai Electric Co., Ltd. (Ñ)	25,600	2,244
Hachijuni Bank, Ltd. (The)	36,000	255
Higo Bank, Ltd. (The)	10,000	69
Hino Motors, Ltd. (Ñ)	581,500	2,874
Hiroshima Bank, Ltd. (The)	74,000	442
Hitachi Koki Co., Ltd.	50,000	713
Hitachi, Ltd. (Ñ)	686,000	3,959
Hokkoku Bank, Ltd. (The)	13,000	57
Honda Motor Co., Ltd.	162,000	5,735
Hoya Corp.	36,000	1,391
Hyakugo Bank, Ltd. (The)	13,000	83
Hyakujushi Bank, Ltd. (The)	10,000	63

Ibiden Co., Ltd.	46,500	2,437
Inpex Holdings, Inc. (Æ)	159	1,300
Isuzu Motors, Ltd. (Ñ)	426,000	1,475
Itochu Corp.	166,000	1,323
Itochu-Shokuhin Co., Ltd.	12,600	420
Izumi Co., Ltd. (Ñ)	13,300	495
Japan Asia Investment Co., Ltd.	92,000	515
Japan Logistics Fund, Inc. Class A (ö)	98	729
Japan Petroleum Exploration Co.	3,500	204
Japan Tobacco, Inc.	6,653	29,011
JFE Holdings, Inc. (Ñ)	241,200	9,693
JS Group Corp.	137,300	2,817
JSR Corp. (Ñ)	55,900	1,405
Kadokawa Holdings, Inc. (Ñ)	22,000	783
Kagoshima Bank, Ltd. (The)	12,000	87
Kandenko Co., Ltd.	37,000	224
Kansai Electric Power Co., Inc. (The)	80,500	1,900
Kansai Paint Co., Ltd. (Ñ)	101,000	845
Kao Corp. (Ñ)	835,000	21,918
Kawasaki Kisen Kaisha, Ltd. (Ñ)	33,000	235
KDDI Corp.	1,455	9,069
Keio Corp. (Ñ)	45,000	300
Keiyo Bank, Ltd. (The)	29,000	166
Kenedix, Inc.	314	1,764
Kobayashi Pharmaceutical Co., Ltd.	16,800	645
Kobe Steel, Ltd.	864,000	2,645
Koei Co., Ltd. (Ñ)	38,830	620
Koito Manufacturing Co., Ltd. (Ñ)	50,000	707
Komatsu, Ltd.	96,900	1,748
Konica Minolta Holdings, Inc. (Æ)	48,000	639
Kose Corp. (Ñ)	12,760	384
Kubota Corp.	129,000	1,128
Kuraray Co., Ltd.	128,300	1,452
Kurita Water Industries, Ltd. (Ñ)	27,600	564
Lawson, Inc. (Ñ)	54,300	1,843
Leopalace21 Corp.	98,300	3,698
Lintec Corp.	4,900	112
Mabuchi Motor Co., Ltd. (Ñ)	18,100	1,055
Makita Corp. (Ñ)	37,400	1,113
Marui Co., Ltd.	30,200	406
Matsumotokiyoshi Co., Ltd. (Ñ)	75,044	1,813
Matsushita Electric Industrial Co., Ltd.	201,000	4,202
Matsushita Electric Works, Ltd.	49,000	550
Mazda Motor Corp.	172,000	1,163
Millea Holdings, Inc.	151,400	5,722
Minebea Co., Ltd.	94,100	574
Mitsubishi Chemical Holdings Corp.	32,000	205
Mitsubishi Corp.	270,500	5,227
Mitsubishi Electric Corp. (Ñ)	164,000	1,430
Mitsubishi Estate Co., Ltd.	50,000	1,197
Mitsubishi Gas Chemical Co., Inc.	28,000	267
Mitsubishi Heavy Industries, Ltd.	108,000	482
Mitsubishi Rayon Co., Ltd.	132,000	833
Mitsubishi UFJ Financial Group, Inc.	947	11,903
Mitsui & Co., Ltd. (Ñ)	198,000	2,704
Mitsui Chemicals, Inc. (Ñ)	463,000	3,179
Mitsui Fudosan Co., Ltd.	411,000	10,121
Mitsui OSK Lines, Ltd. (Ñ)	608,000	5,069
Mitsui Sumitomo Insurance Co., Ltd.	15,000	187
Mitsui Trust Holdings, Inc.	178,700	2,104

Mizuho Financial Group, Inc.	1,230	9,581
Mochida Pharmaceutical Co., Ltd.	10,000	83
Mori Seiki Co., Ltd. (Ñ)	34,900	730
Murata Manufacturing Co., Ltd.	38,600	2,700
Nabtesco Corp. (Ñ)	21,000	252
Nafco Co., Ltd.	14,700	407
Netprice, Ltd. (Æ)(Ñ)	69	94
Nichirei Corp.	104,000	556
Nidec Corp. (Ñ)	11,300	865
Nidec Sankyo Corp.	48,000	536
Nihon Unisys, Ltd. (Æ)	11,900	223
Nikon Corp. (Ñ)	50,000	1,028
Nintendo Co., Ltd.	82,100	16,791
Nippon Electric Glass Co., Ltd. (Ñ)	48,000	1,034
Nippon Express Co., Ltd. (Ñ)	1,021,000	5,526
Nippon Mining Holdings, Inc.	245,500	1,835
Nippon Oil Corp.	154,000	1,146
Nippon Paint Co., Ltd.	22,000	118
Nippon Paper Group, Inc. (Ñ)	555	1,988
Nippon Steel Corp. (Ñ)	345,000	1,404
Nippon Telegraph & Telephone Corp.	1,260	6,346
Nippon Yusen KK (Ñ)	175,000	1,136
Nissan Motor Co., Ltd. (Ñ)	652,400	7,815
Nissha Printing Co., Ltd.	10,200	477
Nisshin Seifun Group, Inc.	50,000	525
Nitto Denko Corp. (Ñ)	90,700	5,173
Nomura Holdings, Inc.	54,400	960
Noritsu Koki Co., Ltd. (Ñ)	2,800	52
NTN Corp. (Ñ)	36,000	296
NTT DoCoMo, Inc.	1,511	2,313
NTT Urban Development Corp. (Ñ)	170	1,468
Obic Co., Ltd.	3,970	842
OJI Paper Co., Ltd.	90,000	477
Okasan Holdings, Inc. (Ñ)	39,000	303
Oki Electric Industry Co., Ltd. (Ñ)	422,000	996
Omron Corp.	149,500	3,860
ORIX Corp. (Ñ)	71,510	20,147
Pacific Metals Co., Ltd.	98,000	842
Parco Co., Ltd. (Ñ)	12,200	146
Rakuten, Inc. (Ñ)	6,399	2,845
Rengo Co., Ltd. (Ñ)	129,000	824
Resona Holdings, Inc. (Ñ)	234	712
Ricoh Co., Ltd.	958,200	18,926
Rinnai Corp. (Ñ)	39,800	1,130
Rohm Co., Ltd.	62,400	5,741
Sankyo Co., Ltd. (Ñ)	35,000	1,787
Sapporo Hokuyo Holdings, Inc.	63	630
Secom Co., Ltd.	6,400	320
Seino Holdings Corp. (Ñ)	26,000	283
Sekisui Chemical Co., Ltd.	347,500	3,072
Sekisui House, Ltd.	253,800	4,012
SFCG Co., Ltd. (Ñ)	6,782	1,254
Sharp Corp.	308,000	5,491
Shiga Bank, Ltd. (The)	17,000	111
Shimano, Inc.	5,500	153
Shin-Etsu Chemical Co., Ltd.	89,200	5,850
Shinko Electric Industries Co., Ltd.	6,500	173
Shinsei Bank, Ltd.	1,523,600	8,793
Shionogi & Co., Ltd.	94,000	1,885
Shizuoka Bank, Ltd. (The) (Ñ)	25,000	267

Sohgo Security Services Co., Ltd.	22,900	407
Sompo Japan Insurance, Inc.	181,000	2,408
Sony Corp.	72,200	2,994
Stanley Electric Co., Ltd. (Ñ)	48,300	958
Sumco Corp. (Ñ)	59,400	4,226
Sumitomo Chemical Co., Ltd.	74,000	528
Sumitomo Corp.	58,300	767
Sumitomo Electric Industries, Ltd. (Ñ)	102,300	1,448
Sumitomo Heavy Industries, Ltd.	485,000	4,155
Sumitomo Metal Industries, Ltd.	701,000	2,637
Sumitomo Mitsui Financial Group, Inc. (Ñ)	2,902	31,761
Sumitomo Realty & Development Co., Ltd. (Ñ)	288,000	9,554
Sumitomo Trust & Banking Co., Ltd. (The)	193,000	2,076
Sumitomo Warehouse Co., Ltd. (The) (Ñ)	57,000	403
Suzuken Co., Ltd. (Ñ)	6,900	242
Suzuki Motor Corp. (Ñ)	317,900	9,024
T&D Holdings, Inc.	12,500	914
Take And Give Needs Co., Ltd. (Ñ)	867	853
Takeda Pharmaceutical Co., Ltd.	264,400	16,978
Takefuji Corp.	76,020	2,756
TDK Corp.	29,400	2,300
Telewave, Inc. (Ñ)	257	512
Terumo Corp.	53,000	2,143
Tobu Railway Co., Ltd.	79,000	389
Tokai Carbon Co., Ltd. (Ñ)	78,000	527
Tokai Rubber Industries, Inc.	5,000	78
Tokai Tokyo Securities Co., Ltd. (Ñ)	29,000	143
Tokyo Electric Power Co., Inc. (The) (Ñ)	147,900	4,300
Tokyo Electron, Ltd. (Ñ)	15,400	1,151
Tokyo Gas Co., Ltd. (Ñ)	999,000	5,099
Tokyo Style Co., Ltd.	6,000	66
Tokyu Corp. (Ñ)	164,000	1,111
Toppan Printing Co., Ltd. (Ñ)	12,000	132
Toshiba Corp. (Ñ)	106,000	671
Toyo Seikan Kaisha, Ltd. (Ñ)	16,900	328
Toyobo Co., Ltd.	55,000	145
Toyoda Gosei Co., Ltd.	51,000	1,184
Toyota Motor Corp.	971,100	57,541
Trend Micro, Inc. (Ñ)	21,500	689
Ube Industries, Ltd.	225,000	664
UNY Co., Ltd.	49,000	615
Valor Co., Ltd. (Ñ)	28,700	422
West Japan Railway Co.	725	3,099
Xebio Co., Ltd. (Ñ)	10,500	323
Yahoo! Japan Corp.	480	187
Yokogawa Electric Corp.	39,400	541

		671,383

Luxembourg - 0.1%
Acergy SA (Æ)(Ñ)	46,700	845
Millicom International Cellular SA (Æ)(Ñ)	33,700	1,681
SES Global SA (Ñ)	68,900	1,056

		3,582

Mexico - 0.6%
America Movil SA de CV Series L	260,700	11,176
Coca-Cola Femsa SA de CV - ADR (Ñ)	51,100	1,775
Fomento Economico Mexicano SA de CV - ADR	45,000	4,351
Grupo Televisa SA - ADR	105,880	2,613
Telefonos de Mexico SA de CV Series L	69,330	1,830

		21,745

Netherlands - 4.0%

ABN AMRO Holding NV	274,924	8,018
Aegon NV (Ñ)	151,219	2,781
ASML Holding NV (Æ)	168,691	3,858
Buhrmann NV	118,800	1,847
Euronext NV (Æ)(Ñ)	47,460	4,755
Euronext NV	2,100	211
European Aeronautic Defense and Space Co. NV(Ñ)	134,510	3,648
Heineken Holding NV	14,394	563
Heineken NV (Ñ)	250,191	11,339
Hunter Douglas NV	5,042	388
ING Groep NV	1,110,744	49,206
Koninklijke Ahold NV (Æ)	34,872	367
Koninklijke BAM Groep NV	101,800	2,122
Koninklijke Philips Electronics NV	355,560	12,419
Mittal Steel Co. NV	112,575	4,832
Reed Elsevier NV	464,619	7,988
Rodamco Europe NV (Ñ)	21,014	2,431
Royal KPN NV	197,349	2,637
Royal Numico NV	168,500	7,534
SBM Offshore NV	96,700	2,862
STMicroelectronics NV (Ñ)	93,400	1,615
Stork NV (Æ)(Ñ)	7,179	355
Unilever NV (Ñ)	288,400	7,111
Wolters Kluwer NV (Ñ)	98,600	2,711

		141,598

Netherlands Antilles - 0.0%
Schlumberger, Ltd. (Ñ)	10,700	675

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (Ñ)	1,342,580	4,200

Norway - 0.4%
Aker Kvaerner ASA (Ñ)	20,880	2,172
DNB Nor Bank ASA	229,463	3,005
Pan Fish ASA (Æ)(Ñ)	297,700	233
Petroleum Geo-Services ASA (Æ)(Ñ)	15,700	914
Statoil ASA	104,100	2,632
Telenor ASA	327,500	5,173
Yara International ASA (Ñ)	55,800	977

		15,106

Panama - 0.0%
Carnival Corp. (Ñ)	7,900	386

Papua New Guinea - 0.0%
Oil Search, Ltd.	206,900	548

Singapore - 1.0%
CapitaLand, Ltd. (Ñ)	582,000	2,038
City Developments, Ltd.	89,000	629
CSE Global, Ltd.	191,000	141
DBS Group Holdings, Ltd.	713,040	9,344
Flextronics International, Ltd. (Æ)(Ñ)	130,600	1,515
Fraser and Neave, Ltd.	160,000	456
Jardine Cycle & Carriage, Ltd.	39,000	311
Keppel Corp., Ltd.	517,000	5,247
NatSteel, Ltd.	50,000	42
Oversea-Chinese Banking Corp. (Ñ)	992,800	4,464
Pacific Century Regional Developments, Ltd. (Æ)	320,000	89
Parkway Holdings, Ltd.	299,000	532
SembCorp Industries, Ltd.	99,120	233
Singapore Airlines, Ltd.	43,000	420
Singapore Exchange, Ltd.	164,000	474
Singapore Petroleum Co., Ltd. (Ñ)	69,000	201
Singapore Telecommunications, Ltd. (Æ)(Ñ)	3,102,300	5,281

United Overseas Bank, Ltd.	396,000	4,502
Want Want Holdings, Ltd.	46,000	82

		36,001

South Africa - 0.1%
Nedbank Group, Ltd.	114,280	1,891
Sanlam, Ltd.	335,000	796
Standard Bank Group, Ltd.	66,200	777
Tiger Brands, Ltd.	31,800	661

		4,125

South Korea - 1.0%
Honam Petrochemical Corp.	9,400	589
Hynix Semiconductor, Inc. (Æ)	40,450	1,468
Hyundai Mobis	6,000	586
Industrial Bank of Korea (Ñ)	58,000	1,016
Kookmin Bank	18,724	1,489
Korea Electric Power Corp. - ADR (Ñ)	85,710	1,695
KT Corp. - ADR	72,700	1,627
LG.Philips LCD Co., Ltd. (Æ)	13,700	436
POSCO	3,900	1,082
Samsung Electronics Co., Ltd.	32,885	21,324
Shinhan Financial Group Co., Ltd.	15,000	692
SK Telecom Co., Ltd. - ADR (Ñ)	82,440	1,985

		33,989

Spain - 2.9%
Abengoa SA (Ñ)	23,073	704
Actividades de Construccion y Servicios SA	85,190	4,276
Altadis SA	158,804	7,601
Antena 3 de Television SA (Ñ)	79,888	1,731
Banco Bilbao Vizcaya Argentaria SA (Ñ)	561,269	13,553
Banco Popular Espanol SA (Ñ)	91,721	1,590
Banco Santander Central Hispano SA (Ñ)	789,414	13,662
Cia de Distribucion Integral Logista SA	19,500	1,103
Corporacion Mapfre SA	1,006,700	4,458
Endesa SA	39,126	1,735
Fomento de Construcciones y Contratas SA (Ñ)	5,300	462
Gestevision Telecinco SA (Ñ)	95,585	2,512
Iberdrola SA (Ñ)	196,725	9,026
Inditex SA	129,300	6,182
Obrascon Huarte Lain SA	12,641	321
Repsol YPF SA (Ñ)	239,763	7,956
Repsol YPF SA - ADR (Ñ)	47,116	1,576
Telefonica SA (Ñ)	1,131,510	21,807
Union Fenosa SA	35,411	1,799

		102,054

Sweden - 1.5%
Alfa Laval AB	37,900	1,404
D Carnegie & Co. AB	15,100	288
Electrolux AB (Ñ)	102,600	1,879
Hennes & Mauritz AB Class B (Ñ)	178,355	7,692
Investor AB Class B	67,600	1,516
JM AB	28,400	559
Lindex AB (Ñ)	26,800	357
Nordea Bank AB	189,000	2,604
Sandvik AB (Ñ)	144,800	1,769
Securitas AB Class B (Ñ)	141,093	1,856
Securitas Direct AB Class B (Æ)(Ñ)	132,093	402
Securitas Systems AB Class B (Æ)(Ñ)	132,093	441
Skandinaviska Enskilda Banken AB Class A (Ñ)	32,200	901
Skanska AB Class B	27,700	494
SKF AB Class B	126,200	2,031

Ssab Svenskt Staal AB (Ñ) Class A	95,600	2,032
Ssab Svenskt Staal AB (Ñ) Class B	38,700	772
Svenska Cellulosa AB Class B (Ñ)	95,530	4,385
Svenska Handelsbanken Class A (Ñ)	28,900	748
Swedish Match AB (Ñ)	354,000	5,661
Telefonaktiebolaget LM Ericsson Class B	3,584,580	13,599
TeliaSonera AB (Ñ)	87,000	632
Volvo AB (Ñ)	4,600	288

		52,310

Switzerland - 6.8%
ABB, Ltd.	1,092,562	16,247
Actelion, Ltd. (Æ)	12,860	2,166
Alcon, Inc.	10,600	1,124
Ciba Specialty Chemicals AG (Ñ)	73,781	4,516
Clariant AG (Æ)	120,960	1,672
Compagnie Financiere Richemont AG Class A (Ñ)	129,166	6,391
Credit Suisse Group	284,690	17,163
Geberit AG	508	662
Julius Baer Holding AG	93,340	9,859
Logitech International SA (Æ)	323,964	8,515
Nestle SA	116,768	39,891
Nobel Biocare Holding AG	10,840	2,967
Novartis AG	277,313	16,830
Pargesa Holding SA	11,420	1,095
Roche Holding AG	269,278	47,122
Sulzer AG	1,687	1,485
Swatch Group AG	100,723	4,024
Swiss Reinsurance	154,890	12,699
Swisscom AG	5,179	1,809
Syngenta AG (Æ)	38,100	6,153
UBS AG	580,753	34,685
Zurich Financial Services AG	8,262	2,042

		239,117

Taiwan - 0.4%
AU Optronics Corp.	1,024,000	1,379
Compal Electronics, Inc.	1,061,000	888
High Tech Computer Corp.	58,000	1,438
Hon Hai Precision Industry Co., Ltd.	1,011,400	6,553
Siliconware Precision Industries Co.	918,000	1,165
Taiwan Semiconductor Manufacturing Co., Ltd.	585,000	1,073
United Microelectronics Corp. - ADR (Ñ)	710,473	2,153

		14,649

Thailand - 0.1%
Bangkok Bank PCL (Ñ)	751,980	2,460

Turkey - 0.0%
Turkcell Iletisim Hizmet AS	1	—

United Kingdom - 20.2%
3i Group PLC	242,311	4,437
Admiral Group PLC	59,704	1,059
Alliance Boots PLC	937,272	14,482
Amvescap PLC	273,300	3,125
Anglo American PLC	126,199	5,691
ARM Holdings PLC	2,184,406	4,906
AstraZeneca PLC	229,593	13,572
Aviva PLC	789,326	11,669
BAE Systems PLC	1,265,000	10,123
Barclays PLC	1,952,016	26,344
Barratt Developments PLC	12,911	267
Berkeley Group Holdings PLC (Æ)	40,157	1,103
BG Group PLC	2,366,060	31,391

BHP Billiton PLC	411,537	7,937
BP PLC	2,976,985	33,107
Brambles Industries PLC (Ñ)	176,300	1,660
British Airways PLC (Æ)	609,537	5,343
British American Tobacco PLC	865,000	23,579
British Energy Group PLC (Æ)	123,255	989
British Land Co. PLC	428,786	12,228
Brixton PLC	4,641	48
BT Group PLC	583,593	3,098
Cadbury Schweppes PLC	226,859	2,283
Capita Group PLC	277,300	2,851
Carnival PLC	28,200	1,377
Carphone Warehouse Group PLC	1,548,160	8,372
Centrica PLC	943,279	5,960
Charter PLC (Æ)	67,801	1,192
Compass Group PLC	238,983	1,279
Corus Group PLC	179,555	1,601
Davis Service Group PLC	23,600	221
De La Rue PLC	23,073	273
Debenhams PLC	1,563,754	5,608
Diageo PLC	681,378	12,608
Drax Group PLC	10,599	165
DSG International PLC	340,918	1,414
easyJet PLC (Æ)	269,785	2,712
EMI Group PLC	1,236,773	6,358
Firstgroup PLC	159,437	1,634
Friends Provident PLC	1,162,890	4,592
George Wimpey PLC	178,800	1,794
GKN PLC	684,480	3,989
GlaxoSmithKline PLC	1,638,969	43,770
Great Portland Estates PLC	23,177	266
HBOS PLC	1,336,058	27,703
HMV Group PLC	314,600	951
HSBC Holdings PLC (Ñ)	15,200	287
HSBC Holdings PLC	1,085,019	20,573
Inchcape PLC	149,025	1,472
Invensys PLC (Æ)	196,834	858
Investec PLC	114,480	1,157
ITV PLC	35,600	72
J Sainsbury PLC	830,425	6,206
Kelda Group PLC	79,900	1,320
Kesa Electricals PLC	962,018	6,437
Ladbrokes PLC	840,115	6,546
Land Securities Group PLC	22,998	920
Legal & General Group PLC	403,264	1,112
Lloyds TSB Group PLC	1,161,759	12,399
Man Group PLC	1,328,114	12,363
Marks & Spencer Group PLC	611,500	7,658
Mitchells & Butlers PLC	91,800	1,044
Next PLC	311,361	11,166
Northern Rock PLC	73,500	1,678
Old Mutual PLC	754,697	2,440
Pearson PLC	132,735	1,959
Premier Farnell PLC	224,119	797
Prudential PLC	286,022	3,505
Reckitt Benckiser PLC	569,106	24,762
Reed Elsevier PLC	898,848	10,236
Rentokil Initial PLC	1,287,380	3,720
Resolution PLC	4,299	51
Reuters Group PLC	469,200	4,003

RHM PLC	103,915	539
Rio Tinto PLC	77,532	4,277
Rolls-Royce Group PLC	276,700	2,479
Rolls-Royce Group PLC (Æ)	9,505,300	19
Royal & Sun Alliance Insurance Group PLC	1,122,479	3,158
Royal Bank of Scotland Group PLC	815,556	29,061
Royal Dutch Shell PLC Class A (Ñ)	612,005	21,207
Royal Dutch Shell PLC Class A	355,161	12,317
Royal Dutch Shell PLC Class B	292,670	10,485
SABMiller PLC	201,880	3,905
Scottish & Southern Energy PLC	197,009	4,938
Severn Trent PLC	94,266	2,510
Smiths Group PLC	546,420	9,860
Standard Chartered PLC	290,704	8,179
Standard Life PLC (Æ)	24,256	132
Taylor Woodrow PLC	269,223	1,868
Tesco PLC	3,613,316	27,122
Trinity Mirror PLC	368,360	3,447
Unilever PLC	636,432	15,794
United Business Media PLC	29,484	390
Vedanta Resources PLC	36,584	1,020
Vodafone Group PLC (Æ)	7,754,100	19,968
William Hill PLC	765,254	9,503
Wilson Bowden PLC	5,861	195
Wolverhampton & Dudley Brew PLC	73,800	2,051
WPP Group PLC	588,860	7,543
Xstrata PLC	159,013	6,794

		708,633

United States - 0.1%
Synthes, Inc.	19,669	2,231

Total Common Stocks
(cost $2,541,226)		3,228,578

Preferred Stocks - 0.3%
Brazil - 0.1%
Banco Itau Holding Financeira SA	74,200	2,443
Petroleo Brasileiro SA	44,300	889
Usinas Siderurgicas de Minas Gerais SA	41,200	1,401

		4,733

Germany - 0.1%
Fresenius AG (Ñ)	25,164	4,721
Porsche AG	655	764

		5,485

South Korea - 0.1%
Hyundai Motor Co.	21,000	991
Samsung Electronics Co., Ltd.	1,600	776

		1,767

Total Preferred Stocks
(cost $8,719)		11,985

	Notional Amount $
Options Purchased - 0.1%
(Number of Contracts)
Belgium - 0.1%
Bel 20 Index
Dec 2006 4,163.07 (EUR) Call (143)	7,598	913

Hong Kong - 0.0%
Hang Seng Index
Dec 2006 18,342.30 (HKD) Call (141)	16,627	453

Switzerland - 0.0%
Swiss Market Index
Dec 2006 8,613.85 (CHF) Call (132)	9,140	531

Total Options Purchased
(cost $1,887)		1,897

Amounts in thousands	Principal Amount ($) or Shares	Market Value $
Warrants & Rights - 0.1%
United States - 0.1%
Reliance Communication, Ltd. (Æ)
2010 Warrants	262	2,194
Satyam Computer Services, Ltd. (Þ) (Æ)
2009 Warrants	213	2,068

Total Warrants & Rights
(cost $3,621)		4,262

Short-Term Investments - 7.1%
United States - 7.1%
Russell Investment Company
Money Market Fund	228,569,000	228,569
United States Treasury Bills (ç)(ž)(§)
4.891% due 12/07/06	14,000	13,933
4.934% due 12/14/06	7,000	6,960

Total Short-Term Investments
(cost $249,462)		249,462

Other Securities - 19.4%
Russell Investment Company
Money Market Fund (×)	174,725,820	174,726
State Street Securities Lending Quality Trust (×)	506,184,938	506,185

Total Other Securities
(cost $680,911)		680,911

Total Investments - 119.0%
(identified cost $3,485,826)		4,177,095
Other Assets and Liabilities,
Net - (19.0%)		(665,629)

Net Assets - 100.0%		3,511,466

A Portion of the portfolio has been fair valued as of period end.

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
AEX Index (Netherlands)
expiration date 11/06 (279)	34,656	(187)
CAC-40 Index (France)
expiration date 11/06 (259)	17,712	12
expiration date 12/06 (200)	13,681	525
DAX Index (Germany)
expiration date 12/06 (217)	43,577	1,149
EUR STOXX 50 Index (EMU)
expiration date 12/06 (1000)	51,207	2,206
FTSE-100 Index (UK)
expiration date 12/06 (470)	55,044	1,635
Hang Seng Index (Hong Kong)
expiration date 11/06 (141)	16,619	155
MSCI Singapore Index
expiration date 11/06 (8)	336	—
SPI 200 Index (Australia)

expiration date 12/06 (125)	12,964	598
TOPIX Index (Japan)
expiration date 12/06 (395)	54,401	(635)
Short Positions
FTSE-100 Index (UK)
expiration date 12/06 (250)	29,279	(601)
IBEX Plus Index (Spain)
expiration date 11/06 (2)	350	(39)
MIB-30 (Italy)
expiration date 12/06 (67)	16,931	(570)
OMX Stockholm 30 Index (Sweden)
expiration date 11/06 (865)	13,026	163
SPI 200 Index (Australia)
expiration date 12/06 (201)	20,847	(1,045)
TOPIX Index (Japan)
expiration date 12/06 (44)	6,060	579

Total Unrealized Appreciation (Depreciation) on
Open Futures Contracts (å)		3,945

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Belgium
Bel 20 Index Futures
Dec 2006 4,163.07 (EUR) Put (143)	7,598	(932)
Hong Kong
Hang Seng Index
Dec 2006 18,342.30 (HKD) Put (141)	16,627	(453)
Switzerland
Swiss Market Index
Dec 2006 8,613.85 (CHF) Put (132)	9,140	(531)

Total Liability for Options Written
(premiums received $1,886)		(1,916)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 55	AUD 71	11/03/06	—
USD 420	AUD 550	12/15/06	5
USD 423	AUD 550	12/15/06	3
USD 282	AUD 375	12/20/06	8
USD 325	AUD 437	12/20/06	13
USD 379	AUD 500	12/20/06	8
USD 382	AUD 500	12/20/06	5
USD 676	AUD 895	12/20/06	16
USD 748	AUD 1,000	12/20/06	26
USD 749	AUD 1,000	12/20/06	24
USD 753	AUD 1,000	12/20/06	21
USD 753	AUD 1,000	12/20/06	21
USD 759	AUD 1,000	12/20/06	15
USD 764	AUD 1,000	12/20/06	10
USD 764	AUD 1,000	12/20/06	9
USD 1,001	AUD 1,320	12/20/06	20
USD 1,089	AUD 1,466	12/20/06	45
USD 1,954	AUD 2,599	12/20/06	57
USD 3,082	AUD 4,099	12/20/06	89
USD 3,750	AUD 4,986	12/20/06	106

USD 11,460	AUD 15,000	12/20/06	141
USD 52	CHF 65	11/01/06	—
USD 568	CHF 709	11/01/06	2
USD 1,178	CHF 1,471	11/01/06	5
USD 127	CHF 159	11/02/06	1
USD 361	CHF 451	11/02/06	1
USD 2,076	CHF 2,600	12/15/06	23
USD 2,173	CHF 2,700	12/15/06	7
USD 1,489	CHF 1,876	12/20/06	27
USD 4,091	CHF 5,079	12/20/06	12
USD 6,568	CHF 8,152	12/20/06	18
USD 15,428	CHF 19,171	12/20/06	60
USD 25,328	CHF 31,475	12/20/06	101
USD 27,423	CHF 34,061	12/20/06	95
USD 158	DKK 937	12/20/06	3
USD 576	EUR 454	11/01/06	3
USD 716	EUR 563	11/01/06	3
USD 1,047	EUR 821	11/01/06	2
USD 1,973	EUR 1,549	11/01/06	5
USD 62	EUR 49	11/02/06	—
USD 317	EUR 249	11/02/06	1
USD 805	EUR 633	11/02/06	2
USD 5,448	EUR 4,290	12/15/06	40
USD 6,430	EUR 5,040	12/15/06	18
USD 1,071	EUR 840	12/20/06	4
USD 1,497	EUR 1,176	12/20/06	7
USD 2,472	EUR 1,943	12/20/06	14
USD 2,511	EUR 2,000	12/20/06	48
USD 2,548	EUR 2,000	12/20/06	12
USD 2,548	EUR 2,000	12/20/06	11
USD 2,552	EUR 2,000	12/20/06	7
USD 2,561	EUR 2,000	12/20/06	(1)
USD 2,563	EUR 2,000	12/20/06	(4)
USD 2,570	EUR 2,000	12/20/06	(11)
USD 2,583	EUR 2,000	12/20/06	(24)
USD 3,820	EUR 3,000	12/20/06	19
USD 3,822	EUR 3,000	12/20/06	17
USD 3,824	EUR 3,000	12/20/06	15
USD 3,998	EUR 3,136	12/20/06	15
USD 5,055	EUR 4,000	12/20/06	64
USD 5,057	EUR 4,000	12/20/06	61
USD 5,106	EUR 4,000	12/20/06	13
USD 6,166	EUR 4,800	12/20/06	(24)
USD 6,361	EUR 5,000	12/20/06	37
USD 6,787	EUR 5,332	12/20/06	36
USD 6,987	EUR 5,551	12/20/06	117
USD 7,346	EUR 5,767	12/20/06	34
USD 7,724	EUR 6,100	12/20/06	82
USD 20,810	EUR 16,200	12/20/06	(79)
USD 27,126	EUR 21,312	12/20/06	147
USD 33,730	EUR 26,462	12/20/06	132
USD 92,731	EUR 72,200	12/20/06	(340)
USD 788	GBP 416	11/01/06	5
USD 846	GBP 445	11/01/06	2
USD 1,174	GBP 619	11/01/06	7
USD 507	GBP 267	11/02/06	2
USD 437	GBP 229	11/03/06	—
USD 859	GBP 450	11/03/06	—
USD 3,438	GBP 1,820	12/15/06	35
USD 3,657	GBP 1,920	12/15/06	6

USD 565	GBP 300	12/20/06	8
USD 1,868	GBP 1,000	12/20/06	41
USD 1,868	GBP 1,000	12/20/06	40
USD 1,876	GBP 1,000	12/20/06	33
USD 1,877	GBP 1,000	12/20/06	31
USD 1,878	GBP 1,000	12/20/06	30
USD 1,890	GBP 1,000	12/20/06	18
USD 1,909	GBP 1,000	12/20/06	(1)
USD 2,800	GBP 1,500	12/20/06	62
USD 2,816	GBP 1,500	12/20/06	47
USD 2,818	GBP 1,500	12/20/06	45
USD 2,818	GBP 1,500	12/20/06	45
USD 3,746	GBP 2,000	12/20/06	70
USD 3,767	GBP 2,000	12/20/06	50
USD 3,781	GBP 2,000	12/20/06	36
USD 5,012	GBP 2,699	12/20/06	138
USD 6,486	GBP 3,451	12/20/06	100
USD 10,880	GBP 5,790	12/20/06	170
USD 11,634	GBP 6,191	12/20/06	180
USD 13,798	GBP 7,339	12/20/06	208
USD 19,562	GBP 10,409	12/20/06	302
USD 41,138	GBP 21,894	12/20/06	642
USD 62,542	GBP 33,200	12/20/06	814
USD 120	HKD 930	11/01/06	—
USD 144	HKD 1,117	11/01/06	—
USD 59	HKD 460	12/20/06	—
USD 71	HKD 549	12/20/06	—
USD 88	HKD 685	12/20/06	—
USD 119	HKD 923	12/20/06	—
USD 356	HKD 2,766	12/20/06	1
USD 1,000	HKD 7,763	12/20/06	—
USD 51	JPY 6,035	11/01/06	—
USD 77	JPY 9,108	11/01/06	—
USD 1,772	JPY 208,423	11/01/06	10
USD 237	JPY 27,941	11/02/06	2
USD 815	JPY 96,043	11/02/06	6
USD 6,689	JPY 779,740	12/15/06	21
USD 223	JPY 26,023	12/20/06	1
USD 433	JPY 50,000	12/20/06	(3)
USD 861	JPY 100,000	12/20/06	—
USD 867	JPY 100,000	12/20/06	(6)
USD 868	JPY 100,000	12/20/06	(6)
USD 870	JPY 100,000	12/20/06	(9)
USD 1,301	JPY 150,000	12/20/06	(9)
USD 1,690	JPY 200,000	12/20/06	33
USD 1,694	JPY 200,000	12/20/06	28
USD 1,706	JPY 200,000	12/20/06	16
USD 1,712	JPY 200,000	12/20/06	10
USD 1,716	JPY 200,000	12/20/06	7
USD 1,721	JPY 200,000	12/20/06	1
USD 1,722	JPY 200,000	12/20/06	—
USD 1,725	JPY 200,000	12/20/06	(3)
USD 1,737	JPY 200,000	12/20/06	(15)
USD 1,739	JPY 200,000	12/20/06	(17)
USD 2,010	JPY 234,202	12/20/06	7
USD 2,546	JPY 300,000	12/20/06	37
USD 2,585	JPY 300,000	12/20/06	(1)
USD 2,609	JPY 300,000	12/20/06	(26)
USD 2,772	JPY 325,000	12/20/06	27
USD 3,429	JPY 400,000	12/20/06	16

USD 3,444	JPY 400,000	12/20/06	—
USD 4,014	JPY 467,874	12/20/06	15
USD 5,007	JPY 593,257	12/20/06	102
USD 52,014	JPY 6,000,000	12/20/06	(346)
USD 289	NOK 1,892	11/01/06	—
USD 369	NOK 2,408	11/03/06	—
USD 2,042	NOK 13,341	11/03/06	(1)
USD 228	NOK 1,490	12/15/06	1
USD 242	NOK 1,580	12/15/06	1
USD 167	NOK 1,112	12/20/06	3
USD 597	NOK 3,900	12/20/06	1
USD 2,554	NOK 16,656	12/20/06	1
USD 2,793	NOK 18,228	12/20/06	3
USD 17,617	NOK 114,868	12/20/06	3
USD 19,242	NOK 125,527	12/20/06	12
USD 18	NZD 27	12/20/06	—
USD 31	NZD 47	12/20/06	1
USD 135	SEK 977	11/01/06	—
USD 29	SEK 210	11/02/06	—
USD 519	SEK 3,814	12/20/06	11
USD 3,758	SEK 27,062	12/20/06	2
USD 4,064	SEK 29,532	12/20/06	39
USD 4,065	SEK 29,532	12/20/06	38
USD 20,259	SEK 146,001	12/20/06	26
USD 21,298	SEK 154,809	12/20/06	211
USD 204	SGD 319	11/01/06	1
USD 180	SGD 285	12/20/06	4
USD 923	SGD 1,459	12/20/06	16
USD 1,037	SGD 1,636	12/20/06	17
USD 1,037	SGD 1,636	12/20/06	17
USD 1,119	SGD 1,766	12/20/06	18
USD 4,379	SGD 6,921	12/20/06	78
USD 5,231	SGD 8,268	12/20/06	93
USD 6,642	SGD 10,498	12/20/06	118
USD 23,728	SGD 37,501	12/20/06	421
AUD 34	USD 27	11/03/06	—
AUD 47	USD 36	11/03/06	—
AUD 1,100	USD 828	12/15/06	(23)
AUD 300	USD 231	12/20/06	(1)
AUD 1,200	USD 890	12/20/06	(38)
AUD 1,200	USD 890	12/20/06	(38)
AUD 1,200	USD 916	12/20/06	(12)
AUD 1,400	USD 1,070	12/20/06	(12)
AUD 1,807	USD 1,353	12/20/06	(44)
AUD 3,000	USD 2,229	12/20/06	(92)
AUD 5,202	USD 3,907	12/20/06	(116)
AUD 5,885	USD 4,428	12/20/06	(124)
AUD 5,970	USD 4,485	12/20/06	(132)
AUD 20,730	USD 15,575	12/20/06	(457)
CAD 60	USD 53	11/01/06	—
CAD 11	USD 10	11/02/06	—
CHF 2,767	USD 2,223	11/03/06	(1)
CHF 5,300	USD 4,187	12/15/06	(93)
CHF 974	USD 785	12/20/06	(2)
CHF 1,935	USD 1,530	12/20/06	(34)
CHF 3,406	USD 2,735	12/20/06	(16)
CHF 11,759	USD 9,442	12/20/06	(58)
CHF 51,345	USD 41,328	12/20/06	(153)
DKK 51	USD 9	12/20/06	—
DKK 126	USD 22	12/20/06	—

DKK 139	USD 24	12/20/06	—
DKK 295	USD 50	12/20/06	—
DKK 352	USD 60	12/20/06	—
DKK 3,702	USD 624	12/20/06	(12)
EUR 13	USD 16	11/01/06	—
EUR 747	USD 950	11/01/06	(3)
EUR 935	USD 1,191	11/01/06	(3)
EUR 47	USD 60	11/02/06	—
EUR 198	USD 252	11/02/06	(1)
EUR 230	USD 293	11/02/06	(1)
EUR 78	USD 99	11/03/06	—
EUR 394	USD 503	11/03/06	—
EUR 9,330	USD 11,711	12/15/06	(226)
EUR 1,000	USD 1,274	12/20/06	(5)
EUR 1,000	USD 1,288	12/20/06	8
EUR 1,231	USD 1,569	12/20/06	(6)
EUR 2,000	USD 2,530	12/20/06	(29)
EUR 3,000	USD 3,768	12/20/06	(71)
EUR 4,000	USD 5,176	12/20/06	57
EUR 4,000	USD 5,099	12/20/06	(19)
EUR 4,400	USD 5,650	12/20/06	19
EUR 4,458	USD 5,598	12/20/06	(107)
EUR 7,000	USD 8,789	12/20/06	(168)
EUR 7,500	USD 9,437	12/20/06	(160)
EUR 8,507	USD 10,842	12/20/06	(44)
EUR 9,628	USD 12,265	12/20/06	(55)
EUR 16,500	USD 21,191	12/20/06	77
EUR 17,500	USD 22,020	12/20/06	(375)
EUR 36,569	USD 46,615	12/20/06	(180)
GBP 8	USD 14	11/01/06	—
GBP 8	USD 15	11/01/06	—
GBP 11	USD 21	11/01/06	—
GBP 11	USD 21	11/01/06	—
GBP 63	USD 119	11/01/06	(1)
GBP 66	USD 125	11/01/06	(1)
GBP 104	USD 198	11/01/06	(1)
GBP 1,088	USD 2,065	11/01/06	(11)
GBP 1,389	USD 2,635	11/01/06	(15)
GBP 99	USD 188	11/02/06	(1)
GBP 1,057	USD 2,007	11/02/06	(9)
GBP 555	USD 1,058	11/03/06	—
GBP 3,740	USD 6,990	12/15/06	(147)
GBP 1,000	USD 1,897	12/20/06	(11)
GBP 1,000	USD 1,862	12/20/06	(47)
GBP 1,000	USD 1,869	12/20/06	(39)
GBP 1,800	USD 3,432	12/20/06	(3)
GBP 2,000	USD 3,806	12/20/06	(10)
GBP 2,000	USD 3,767	12/20/06	(50)
GBP 2,700	USD 5,013	12/20/06	(140)
GBP 2,700	USD 5,085	12/20/06	(68)
GBP 2,800	USD 5,190	12/20/06	(153)
GBP 3,000	USD 5,651	12/20/06	(74)
GBP 3,559	USD 6,601	12/20/06	(191)
GBP 4,904	USD 9,201	12/20/06	(157)
GBP 6,129	USD 11,521	12/20/06	(174)
GBP 6,200	USD 11,512	12/20/06	(319)
GBP 30,563	USD 57,442	12/20/06	(883)
GBP 8,994	USD 17,062	01/31/07	(105)
HKD 2,013	USD 259	11/01/06	—
HKD 206	USD 27	11/02/06	—

HKD 8,941	USD 1,152	12/20/06	—
JPY 373	USD 3	11/01/06	—
JPY 578	USD 5	11/01/06	—
JPY 2,338	USD 20	11/01/06	—
JPY 24,973	USD 212	11/01/06	(1)
JPY 60,615	USD 515	11/01/06	(3)
JPY 370	USD 3	11/02/06	—
JPY 569	USD 5	11/02/06	—
JPY 2,126	USD 18	11/02/06	—
JPY 53,793	USD 458	11/02/06	(2)
JPY 204,864	USD 1,744	11/02/06	(8)
JPY 139	USD 1	11/06/06	—
JPY 366	USD 3	11/06/06	—
JPY 1,125	USD 10	11/06/06	—
JPY 24,587	USD 209	11/06/06	(1)
JPY 71,413	USD 611	11/06/06	—
JPY 282,698	USD 2,414	11/06/06	(3)
JPY 779,740	USD 6,596	12/15/06	(114)
JPY 43,341	USD 371	12/20/06	(2)
JPY 100,000	USD 846	12/20/06	(15)
JPY 100,000	USD 856	12/20/06	(5)
JPY 100,000	USD 861	12/20/06	—
JPY 130,531	USD 1,120	12/20/06	(4)
JPY 250,000	USD 2,166	12/20/06	13
JPY 300,000	USD 2,543	12/20/06	(41)
JPY 350,000	USD 3,042	12/20/06	28
JPY 400,000	USD 3,428	12/20/06	(17)
JPY 450,000	USD 3,937	12/20/06	62
JPY 539,879	USD 4,633	12/20/06	(16)
JPY 555,000	USD 4,678	12/20/06	(101)
JPY 600,000	USD 5,063	12/20/06	(103)
JPY 661,081	USD 5,675	12/20/06	(18)
JPY 764,173	USD 6,450	12/20/06	(131)
JPY 1,500,000	USD 12,648	12/20/06	(271)
JPY 1,685,531	USD 14,469	12/20/06	(46)
JPY 1,708,997	USD 14,670	12/20/06	(47)
JPY 3,016,276	USD 25,881	12/20/06	(94)
NOK 3,070	USD 454	12/15/06	(17)
NOK 9,354	USD 1,434	12/20/06	(1)
NOK 23,211	USD 3,558	12/20/06	(2)
NOK 29,167	USD 4,469	12/20/06	(5)
NOK 72,917	USD 11,173	12/20/06	(12)
NOK 144,530	USD 22,148	12/20/06	(21)
NZD 27	USD 18	12/20/06	—
SEK 6,853	USD 951	12/20/06	(1)
SEK 8,266	USD 1,125	12/20/06	(23)
SEK 11,705	USD 1,623	12/20/06	(3)
SEK 71,556	USD 9,928	12/20/06	(14)
SEK 78,957	USD 10,958	12/20/06	(12)
SEK 79,766	USD 11,079	12/20/06	(3)
SGD 530	USD 340	11/01/06	(1)
SGD 115	USD 73	12/20/06	(1)
SGD 826	USD 523	12/20/06	(9)
SGD 1,604	USD 1,023	12/20/06	(10)
SGD 3,239	USD 2,049	12/20/06	(36)
SGD 3,637	USD 2,301	12/20/06	(41)
SGD 3,813	USD 2,430	12/20/06	(25)
SGD 3,813	USD 2,430	12/20/06	(25)
SGD 3,813	USD 2,430	12/20/06	(26)
SGD 3,813	USD 2,430	12/20/06	(26)

SGD 7,626	USD 4,862	12/20/06	(49)
SGD 8,464	USD 5,354	12/20/06	(97)
SGD 11,438	USD 7,290	12/20/06	(76)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			(1,156)

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
MSCI Belgium
Local Net Total Return			1 Month EUR Libor
Index	Merrill Lynch	EUR 5,414	plus 0.15%	06/20/07	(55)
MSCI Belgium
Local Net Total Return			1 Month EUR Libor
Index	Merrill Lynch	EUR 834	plus 0.15%	06/20/07	(9)
MSCI Belgium
Local Net Total Return			1 Month EUR Libor
Index	Merrill Lynch	EUR 535	plus 0.15%	09/19/07	(5)

Total Unrealized Appreciation (Depreciation) on Open Index Swaps					(69)

Industry Diversification (Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	6.1	215,094
Consumer Discretionary	8.6	303,375
Consumer Staples	9.0	314,615
Financial Services	26.0	913,179
Health Care	6.4	226,413
Integrated Oils	6.0	208,961
Materials and Processing	10.2	356,613
Miscellaneous	0.8	28,761
Other Energy	0.7	24,215
Producer Durables	6.0	209,569
Technology	3.9	137,974
Utilities	8.6	301,794
Options Purchased	0.1	1,897
Warrants & Rights	0.1	4,262
Short-Term Investments	7.1	249,462
Other Securities	19.4	680,911

Total Investments	119.0	4,177,095
Other Assets and Liabilities, Net	(19.0)	(665,629)

Net Assets	100.0	3,511,466

Geographic Diversification (Unaudited)	% of Assets	Market $
Africa	0.1	4,125
Asia	8.4	294,695
Europe	41.6	1,460,944
Japan	19.1	671,383
Latin America	1.5	51,162
Middle East	—	907
Other Regions	8.7	304,335
United Kingdom	20.2	708,633
Other Securities	19.4	680,911

Total Investments	119.0	4,177,095
Other Assets and Liabilities, Net	(19.0)	(665,629)

Net Assets	100.0	3,511,466

Russell Investment Company

International Securities Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Russell Investment Company

Categories	% of Net Assets
Australia	3.7
Austria	0.5
Belgium	1.1
Bermuda	0.5
Brazil	0.2
Canada	1.4
Cayman Islands	0.1
China	0.3
Denmark	0.2
Finland	0.7
France	12.2
Germany	6.6
Greece	0.2
Hong Kong	1.6
Hungary	—	*
India	—	*
Indonesia	0.1
Ireland	0.5
Israel	—	*
Italy	3.7
Japan	19.1
Luxembourg	0.1
Mexico	0.6
Netherlands	4.0
Netherlands Antilles	—	*
New Zealand	0.1
Norway	0.4
Panama	—	*
Papua New Guinea	—	*
Singapore	1.0
South Africa	0.1
South Korea	1.0
Spain	2.9
Sweden	1.5
Switzerland	6.8
Taiwan	0.4
Thailand	0.1
Turkey	—	*
United Kingdom	20.2
United States	0.1
Preferred Stocks	0.3
Options Purchased	0.1
Warrants & Rights	0.1
Short-Term Investments	7.1
Other Securities	19.4

Total Investments	119.0
Other Assets and Liabilities, Net	(19.0)

	100.0

Futures Contracts	0.1
Foreign Currency Exchange Contracts	(—	)*
Options Written	(0.1)
Index Swaps	—	*

*	Less than .05% of net assets

See accompanying notes which are an integral part of the financial statements.

International Securities Fund

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Russell Investment Company

Emerging Markets Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Emerging Markets Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	33.04%
5 Years	27.92	%§
10 Years	7.48	%§

Emerging Markets Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	32.64%
5 Years	27.68	%§
10 Years	7.30	%§

Emerging Markets Fund - Class C ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	31.63%
5 Years	26.80	%§
10 Years	6.70	%§

MSCI Emerging Markets Free Index**

Periods Ended 10/31/06	Total Return
1 Year	35.00%
5 Years	28.11	%§
10 Years	N/A

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Emerging Markets Fund Class S, Class E and Class C Shares gained 33.04%, 32.64% and 31.63%, respectively. This compared to the MSCI Emerging Markets Free Index(SM), which gained 35.00% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Emerging Markets Funds Average returned 34.38%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s underperformance during this period was primarily driven by a weak second quarter of 2006 when three of the largest countries to which the Fund was overweight (Turkey, South Africa and Brazil) had large negative returns. More generally, over the fiscal year, the Fund’s underweight to India and China and weak stock selection in Korea and India detracted from performance.

During the year, the Fund had a relatively neutral position to the top two performing emerging market sectors, industrials and financial services. Stock selection within the financial services sector was a significant positive. Energy was the third best performing sector, which was boosted by strong oil prices throughout the year. On average the Fund had a significant overweight to energy stocks and this was a large contributor to the Fund’s performance. The Fund’s underweight to health care was also a positive contributor to performance, as this small sector, which is dominated by Teva Pharmaceuticals, significantly underperformed.

Overall sector allocation was positive. However stock selection detracted from performance, especially in consumer discretionary and telecommunications sectors. In terms of countries, the underweight to Israel, which is dominated by the health care stock, Teva Pharmaceuticals, an overweight to Indonesia, as well as good stock selection in Brazil, were the main positive contributors to Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market environment during the fiscal period was generally a difficult one for the investment strategies employed in the Fund. Of the four money managers that were in the Fund for the full 12 month period, only Arrowstreet Capital, L.P. produced a positive return. T. Rowe Price International, Inc. and AllianceBernstein L.P. both significantly underperformed the benchmark with Genesis Asset Managers Limited marginally underperforming. The aggregate performance of Wells Capital Management Inc., who was terminated in the second quarter of 2006, and Harding Loevner Management, L.P., the latest addition to the Fund, contributed most positively to Fund performance.

Wells Capital Management Inc. made the largest positive contribution to Fund performance, primarily driven by a strong first quarter in 2006, when its large overweight position in energy and technology stocks added to returns.

T. Rowe Price had an extremely difficult second quarter of 2006 as it was overweight in many of the countries that did well in 2005, such as Egypt, Turkey and South Africa. These were some of the markets that underperformed the most over the second quarter, with Turkey and South Africa in particular suffering from sharp depreciation in their currencies. T. Rowe Price’s performance improved after the second quarter of 2006.

Genesis Asset Managers, LLP struggled in this period because of weak stock selection in India largely due to its overweight to health care.

In the global sell-off in the second quarter, the emerging markets asset class was hit hard. Arrowstreet, a quantitative manager, held up well in this environment, but it underperformed significantly in the third quarter when there was a sell-off in the materials sector. Arrowstreet’s performance was fairly volatile over the fiscal year, but it finished ahead of its benchmark.

AllianceBernstein was behind its benchmark during this period. Its portfolio suffered following a very strong period of performance during the last five year period in which it had been the strongest performing money manager in the Fund.

Harding, Loevner Management, L.P. performed well since it was added to the Fund at the end of June. Its focus on companies that it believes exhibit quality fundamentals led to strong stock selection in the financial services sector.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2006, Wells Capital Management was replaced with Harding Loevner. Harding Loevner is a market-oriented money manager with a bottom-up focus that emphasizes companies it believes have high quality characteristics across a broad universe of emerging markets.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
Arrowstreet Capital, L.P.	Market-Oriented
Genesis Asset Managers, LLP	Market-Oriented
Harding Loevner Management, L.P.	Market-Oriented
T. Rowe Price International, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	The Morgan Stanley Capital International Emerging Markets Free Index (net) is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.
***	The Morgan Stanley Capital International Emerging Markets Free Index (net) was linked to the Morgan Stanley Capital International Emerging Markets Free Index (gross) as of December 31, 1998.
‡‡	The Fund first issued Class E Shares on September 22, 1998. The returns shown for Class E Shares prior to September 22, 1998 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, returns for that period would have been lower.
‡‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to September 21, 1998, and the performance of the Fund’s Class E Shares from September 22, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Emerging Markets Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$961.00	$1,011.64
Expenses Paid During Period*	$13.30	$13.64

*	Expenses are equal to the Fund’s annualized expense ratio of 2.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$964.30	$1,015.48
Expenses Paid During Period*	$9.56	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$966.10	$1,016.69
Expenses Paid During Period*	$8.38	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Emerging Markets Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 89.1%
Austria - 0.1%
Raiffeisen International Bank Holding AG	8,900	1,018

Bermuda - 0.4%
Brilliance China Automotive Holdings, Ltd. (Æ)	338,000	52
Credicorp, Ltd. (Ñ)	73,409	3,098
Shangri-La Asia, Ltd.	492,000	1,068

		4,218

Brazil - 7.8%
All America Latina Logistica SA	230,000	2,008
Banco do Brasil SA	253,000	6,136
Banco Itau Holding Financeira SA - ADR	82,700	2,746
Brasil Telecom Participacoes SA - ADR	65,400	2,189
Centrais Eletricas Brasileiras SA	151,505,400	3,191
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	78,400	2,342
Cia de Bebidas das Americas - ADR	31,400	1,371
Cia de Saneamento Basico do Estado de Sao Paulo	45,960,000	5,526
Cia Siderurgica Nacional SA	95,533	2,967
Cia Vale do Rio Doce - ADR	402,200	8,736
Cia Vale do Rio Doce - ADR (Ñ)	173,800	4,421
Companhia de Saneamento de Minas Gerais (Æ)	72,000	671
Cyrela Brazil Realty SA	66,500	1,354
EDP - Energias do Brasil SA	104,500	1,439
Empresa Brasileira de Aeronautica SA - ADR (Ñ)	20,400	849
Gerdau SA	7,300	91
Gerdau SA - ADR (Ñ)	498,800	7,367
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	69,000	2,149
Lojas Renner SA	7,500	94
Natura Cosmeticos SA	306,500	4,222
Perdigao SA	100,309	1,169
Petroleo Brasileiro SA	134,656	2,980
Petroleo Brasileiro SA - ADR (Æ)	75,100	6,080
Petroleo Brasileiro SA - ADR (Æ)(Ñ)	67,125	5,958
Souza Cruz SA	2,400	37
Tele Norte Leste Participacoes SA	42,906	1,278
Tele Norte Leste Participacoes SA - ADR (Ñ)	263,000	3,806
Unibanco - Uniao de Bancos Brasileiros SA (Æ)	350,300	2,773
Unibanco - Uniao de Bancos Brasileiros SA - ADR	83,700	6,591

		90,541

Canada - 0.2%
First Quantum Minerals, Ltd.	30,800	1,760

Cayman Islands - 0.8%
Agile Property Holdings, Ltd.	998,000	883
ASM Pacific Technology	268,000	1,391
China Resources Land, Ltd.	396,000	316
Himax Technologies, Inc. - ADR (Æ)	109,600	698
Hutchison Telecommunications International, Ltd. (Æ)	727,000	1,400

Kingboard Chemical Holdings, Ltd.	261,500	930
Luen Thai Holdings, Ltd.	1,407,000	244
Semiconductor Manufacturing International Corp. (Æ)	5,583,000	653
Shui On Land, Ltd. (Æ)	818,000	631
Sina Corp./China (Æ)(Ñ)	34,100	877
Solomon Systech International, Ltd.	3,594,900	629
Tencent Holdings, Ltd.	430,000	1,027

		9,679

Chile - 0.5%
Banco de Credito e Inversiones	46,400	1,298
Banco Santander Chile SA - ADR	31,500	1,519
Coca-Cola Embonor SA - ADR	97,500	938
Embotelladora Andina SA - ADR	62,100	966
Lan Airlines SA - ADR (Ñ)	16,800	725

		5,446

China - 5.8%
Aluminum Corp. of China, Ltd. Class H	1,132,000	790
Angang Steel Co., Ltd. Class H	290,000	296
Anhui Conch Cement Co., Ltd. Class H	820,000	1,824
Bank of Communications Co., Ltd. Class H	970,000	728
Beijing Capital International Airport Co., Ltd. Class H	302,000	194
China COSCO Holdings Co., Ltd. Class H	2,011,000	936
China International Marine Containers Co., Ltd. Class B	350,330	493
China Life Insurance Co., Ltd. Class H	1,720,000	3,623
China Merchants Bank Co., Ltd. (Æ)	138,000	215
China Petroleum & Chemical Corp. - ADR (Ñ)	53,160	3,688
China Petroleum & Chemical Corp. Class H	13,559,254	9,415
China Shenhua Energy Co., Ltd.	3,186,700	5,605
China Shipping Container Lines Co., Ltd. Class H	1,309,000	318
China Shipping Development Co., Ltd. Class H	928,000	1,010
China Telecom Corp., Ltd. Class H	9,281,000	3,497
Datang International Power Generation Co., Ltd. Class H	1,782,000	1,510
Guangzhou R&F Properties Co., Ltd.	662,400	1,082
Industrial & Commercial Bank of China (Æ)	4,665,000	2,087
Jiangsu Express Class H	2,586,400	1,523
Jiangxi Copper Co., Ltd. Class H	527,000	573
Maanshan Iron & Steel Class H	3,203,600	1,273
PetroChina Co., Ltd. - ADR	21,663	2,391
PetroChina Co., Ltd. Class H	14,067,176	15,501
PICC Property & Casualty Co., Ltd. Class H	574,000	205
Ping An Insurance Group Co. of China, Ltd. Class H	1,051,100	3,656
Shanghai Forte Land Co., Ltd. Class H	1,970,000	869
Shenzhen Expressway Co., Ltd. Class H	270,000	152
Sinopec Shanghai Petrochemical Co., Ltd. Class H	2,519,000	1,069
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H	628,000	120
Weiqiao Textile Co. Class H	279,500	384
Yanzhou Coal Mining Co., Ltd. Class H	3,008,000	1,973
ZTE Corp. Class H	216,700	803

		67,803

Colombia - 0.6%
BanColombia SA	309,722	2,306
BanColombia SA - ADR (Ñ)	136,953	4,186

		6,492

Czech Republic - 0.0%
Philip Morris CR	276	146

Egypt - 1.9%
Commercial International Bank	93,384	848
Egyptian Co. for Mobile Services	129,940	3,603
Orascom Construction Industries	202,836	8,773
Orascom Construction Industries - GDR (Æ)	37,000	3,230

Orascom Telecom Holding SAE	57,340	3,242
Orascom Telecom Holding SAE - GDR	46,600	2,623

		22,319

Hong Kong - 1.4%
Beijing Enterprises Holdings, Ltd.	810,000	1,625
China Insurance International Holdings Co., Ltd.	1,822,000	1,570
China Merchants Holdings International Co., Ltd.	469,000	1,372
China Mobile, Ltd.	7,500	61
China Mobile, Ltd. - ADR (Ñ)	79,300	3,234
China Netcom Group Corp. Hong Kong, Ltd.	1,762,000	3,131
China Overseas Land & Investment, Ltd.	196,000	179
China Resources Enterprise	634,000	1,469
Citic Pacific, Ltd.	39,000	120
Guangzhou Investment Co., Ltd.	1,616,000	312
Shenzhen Investment, Ltd.	278,000	109
Techtronic Industries Co.	1,340,400	1,899
Travelsky Technology, Ltd. Class H	200,000	262
Wumart Stores, Inc. (Æ)	635,200	592

		15,935

Hungary - 1.3%
Magyar Telekom Telecommunications PLC	639,491	2,975
MOL Hungarian Oil and Gas PLC	77,900	7,745
MOL Hungarian Oil and Gas PLC - ADR	30,100	3,003
Richter Gedeon Nyrt. (Ñ)	6,400	1,342

		15,065

India - 5.6%
Allahabad Bank	243,535	504
Andhra Bank	429,000	887
Arvind Mills, Ltd.	292,400	403
Bajaj Auto, Ltd.	41,500	2,533
Bank of Baroda	220,000	1,363
Bank of India	30,000	116
Bharat Heavy Electricals	29,200	1,569
Bharti Tele Ventures, Ltd. (Æ)	477,200	5,619
Chennai Petroleum Corp., Ltd.	194,660	874
Financial Technologies India, Ltd.	33,600	1,202
GAIL India, Ltd. - GDR	63,000	2,120
Gateway Distriparks, Ltd.	124,867	467
Genesis Indian Investment Co., Ltd. (Æ)	635,119	21,664
HDFC Bank, Ltd. - ADR (Ñ)	24,600	1,704
Housing Development Finance Corp.	78,100	2,539
I-Flex Solutions, Ltd.	38,900	1,310
ICICI Bank, Ltd.	135,800	2,344
Indian Overseas Bank	250,000	656
Industrial Development Bank of India, Ltd.	471,000	858
Mahanagar Telephone Nigam	12,053	38
Oil & Natural Gas Corp., Ltd.	29,920	542
Oriental Bank of Commerce	111,000	634
Petronet LNG, Ltd. (Æ)	846,900	1,037
Reliance Industries, Ltd.	50,163	1,366
State Bank of India, Ltd. - GDR	79,010	4,978
Sun TV, Ltd.	59,191	1,591
Suzlon Energy, Ltd.	107,505	3,123
Union Bank of India	118,000	340
Videocon Industries, Ltd.	137,300	1,323
Zee Telefilms, Ltd.	278,963	1,869

		65,573

Indonesia - 3.0%
Aneka Tambang Tbk PT	3,141,646	2,396
Astra Agro Lestari Tbk PT	244,789	262

Astra International Tbk PT	1,005,277	1,478
Bank Central Asia Tbk PT	207,500	106
Bank Danamon Indonesia Tbk PT	1,441,200	941
Bank Mandiri Persero Tbk PT	13,169,003	3,938
Bank Rakyat Indonesia	19,357,772	10,409
Perusahaan Gas Negara PT	1,364,000	1,707
Ramayana Lestari Sentosa Tbk PT	5,957,500	549
Telekomunikasi Indonesia Tbk PT	12,340,700	11,376
Telekomunikasi Indonesia Tbk PT - ADR	55,800	2,040

		35,202

Israel - 1.7%
Bank Hapoalim BM	974,800	4,857
Bank Leumi Le-Israel BM	1,186,500	4,907
Check Point Software Technologies (Æ)(Ñ)	233,200	4,832
Discount Investment Corp.	2,511	65
IDB Development Corp., Ltd.	6,641	206
Israel Chemicals, Ltd.	426,600	2,436
Tadiran Communications, Ltd.	13,949	531
Teva Pharmaceutical Industries, Ltd. - ADR	60,000	1,978

		19,812

Lebanon - 0.0%
Solidere - GDR	8,200	150

Luxembourg - 2.1%
Genesis Smaller Companies	368,184	21,778
Tenaris SA	1	—
Tenaris SA - ADR	80,565	3,109

		24,887

Malaysia - 1.0%
AirAsia BHD (Æ)	2,220,300	912
Bumiputra-Commerce Holdings BHD	2,714,742	5,128
IOI Corp. BHD	755,900	3,560
Magnum Corp. BHD	1,948,400	1,211
MK Land Holdings BHD	714,600	100
TAN Chong Motor Holdings BHD	908,000	328

		11,239

Mexico - 5.3%
Alfa SA de CV Class A (Ñ)	586,900	3,268
America Movil SA de CV Series L	269,800	11,566
Cemex SAB de CV (Ñ)	4,163,420	12,833
Cemex SAB de CV - ADR	50,000	1,537
Corporacion Moctezuma SA de CV	365,800	850
Fomento Economico Mexicano SA de CV - ADR	31,724	3,068
Grupo Aeroportuario del Pacifico SA de CV - ADR	21,100	796
Grupo Aeroportuario del Sureste SAB de CV - ADR	15,700	596
Grupo Financiero Banorte SA de CV Class O (Ñ)	1,433,900	5,165
Grupo Mexico SAB de CV (Ñ)	631,100	2,206
Grupo Modelo SA	823,700	3,963
Grupo Televisa SA - ADR	92,392	2,280
Organizacion Soriana SAB de CV Class B (Ñ)	144,000	827
Telefonos de Mexico SA de CV Series L	80,000	2,111
Urbi Desarrollos Urbanos SA de CV (Æ)(Ñ)	1,500,600	4,599
Wal-Mart de Mexico SA de CV	1,226,700	4,274
Wal-Mart de Mexico SA de CV - ADR (Ñ)	64,900	2,246

		62,185

Netherlands - 0.5%
Pyaterochka Holding NV - GDR (Æ)	221,463	4,910
Zentiva NV	24,300	1,387

		6,297

Oman - 0.1%
Bank Muscat SAOG - GDR (Æ)	147,900	1,693

Pakistan - 1.4%
Engro Chemical Pakistan, Ltd.	1,187,300	3,551
Fauji Fertilizer Co., Ltd.	1,895,322	3,654
ICI Pakistan, Ltd.	265,200	525
Oil & Gas Development Co., Ltd.	1,189,700	2,917
Pakistan Petroleum, Ltd.	26,000	110
Pakistan State Oil Co., Ltd.	605,500	2,995
Pakistan Telecommunication Co., Ltd.	3,025,423	2,225

		15,977

Peru - 0.0%
Cia de Minas Buenaventura SA - ADR	13,448	348

Philippines - 0.5%
Globe Telecom, Inc.	92,090	2,070
Philippine Long Distance Telephone Co.	46,000	2,178
Philippine Long Distance Telephone Co. - ADR(Ñ)	41,300	1,966

		6,214

Poland - 0.4%
Bank Pekao SA	22,600	1,525
KGHM Polska Miedz SA	43,073	1,556
Polski Koncern Naftowy Orlen	104,483	1,655

		4,736

Russia - 7.1%
Kalina	5,400	232
LUKOIL - ADR	338,617	27,360
Magnit OAO (Æ)	52,100	1,699
Mechel OAO - ADR (Ñ)	86,600	1,923
MMC Norilsk Nickel - ADR	35,818	5,292
Mobile Telesystems - ADR	240,200	10,588
NovaTek OAO - GDR (Å)	54,900	3,184
Novolipetsk Steel - GDR	2,270	48
OAO Gazprom	250,000	2,625
OAO Gazprom - ADR (Ñ)	140,881	5,968
OAO Gazprom - ADR (Æ)	242,400	10,268
Pipe Metallurgical Co. (Æ)	90,400	539
Promstroibank St. Petersburg	696,000	1,037
RBC Information Systems (Æ)	119,459	1,278
Sberbank RF	3,185	7,166
Seventh Continent	69,600	1,827
Tatneft - ADR (Ñ)	12,532	1,138
TMK OAO - GDR (Æ)	12,800	323
Unified Energy System - GDR	801	60

		82,555

South Africa - 8.5%
ABSA Group, Ltd.	306,775	4,747
African Bank Investments, Ltd.	428,323	1,598
Alexander Forbes, Ltd. (Æ)	376,300	771
Anglo Platinum, Ltd.	7,511	806
AngloGold Ashanti, Ltd.	22,600	959
AngloGold Ashanti, Ltd. - ADR	28,134	1,198
Aspen Pharmacare Holdings, Ltd. (Æ)	497,200	2,262
Aveng, Ltd.	736,400	3,119
Barloworld, Ltd.	144,334	2,794
Bidvest Group, Ltd.	101,500	1,681
Consol, Ltd.	668,500	1,434
DataTec, Ltd.	270,000	1,092
Edgars Consolidated Stores, Ltd.	542,200	2,702
FirstRand, Ltd.	625,851	1,637
Foschini, Ltd.	230,486	1,658
Impala Platinum Holdings, Ltd.	43,239	7,602
Investec, Ltd.	207,730	2,087

JD Group, Ltd.	175,701	1,830
Lewis Group, Ltd.	20,097	153
Massmart Holdings, Ltd.	96,500	777
Medi-Clinic Corp., Ltd.	66,563	194
Metropolitan Holdings, Ltd.	414,744	724
Mittal Steel South Africa, Ltd.	35,835	428
MTN Group, Ltd.	345,300	3,141
Murray & Roberts Holdings, Ltd.	135,600	700
Nampak, Ltd.	79,926	209
Naspers, Ltd. Class N	216,208	3,913
Network Healthcare Holdings, Ltd. (Æ)	1,165,000	1,977
Pick’n Pay Stores, Ltd.	173,454	711
Pretoria Portland Cement Co., Ltd.	31,600	1,630
Reunert, Ltd.	117,668	1,262
Sanlam, Ltd.	2,852,943	6,778
Sasol, Ltd.	439,936	15,098
Sasol, Ltd. - ADR (Ñ)	12,123	415
Standard Bank Group, Ltd.	1,102,072	12,941
Steinhoff International Holdings, Ltd.	788,400	2,569
Tiger Brands, Ltd.	154,518	3,209
Tongaat-Hulett Group, Ltd. (The)	3,004	39
Truworths International, Ltd.	504,128	1,766

		98,611

South Korea - 14.5%
Amorepacific Corp. (Æ)	4,724	2,447
CJ Home Shopping	15,703	1,370
Daegu Bank	15,810	262
Daelim Industrial Co.	7,688	588
Daewoo Engineering & Construction Co., Ltd.	11,820	256
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	51,600	1,659
Daum Communications Corp. (Æ)	13,918	824
Dongbu Insurance Co., Ltd.	21,870	521
GS Engineering & Construction Corp.	32,324	2,515
Hanjin Heavy Industries & Construction Co., Ltd. (Ñ)	1,760	52
Hanjin Shipping Co., Ltd. (Ñ)	104,020	2,815
Hankook Tire Co., Ltd. (Ñ)	315,997	4,561
Hanwha Chem Corp. (Ñ)	157,670	1,774
Honam Petrochemical Corp. (Ñ)	41,100	2,573
Hynix Semiconductor, Inc. (Æ)	48,900	1,775
Hyosung Corp. (Æ)(Ñ)	56,900	1,205
Hyundai Development Co.	31,420	1,584
Hyundai Heavy Industries	13,731	2,018
Hyundai Mipo Dockyard	9,434	1,251
Hyundai Mobis	83,250	8,128
Hyundai Motor Co. (Ñ)	49,770	4,046
Hyundai Steel Co. (Ñ)	58,620	2,081
Industrial Bank of Korea (Ñ)	237,400	4,157
KCC Corp.	11,624	3,405
Kookmin Bank (Ñ)	178,206	14,166
Kookmin Bank - ADR	28,700	2,278
Korea Electric Power Corp.	245,510	9,484
Korea Electric Power Corp. - ADR (Ñ)	35,100	694
Korea Investment Holdings Co., Ltd.	39,850	1,903
Korean Air Lines Co., Ltd.	31,980	1,137
KT Corp.	80,670	3,660
KT Corp. - ADR	17,100	383
KT&G Corp.	41,537	2,566
LG Household & Health Care, Ltd.	20,740	1,915
LG International Corp.	3,160	72
LG.Philips LCD Co., Ltd. (Æ)	27,000	860

LIG Non-Life Insurance Co., Ltd. (Ñ)	35,500	529
Lotte Shopping Co., Ltd.	4,832	1,831
LS Cable, Ltd.	6,300	265
Orion Corp.	5,325	1,441
Pacific Corp.	1,863	259
Poongsan Corp.	56,600	1,246
POSCO (Ñ)	33,581	9,320
Samsung Corp.	123,110	4,109
Samsung Electronics Co., Ltd. (Ñ)	23,827	15,451
Samsung Electronics Co., Ltd. - GDR (Þ)	19,231	6,236
Samsung Electronics Co., Ltd. - GDR	14,759	3,534
Samsung Fire & Marine Insurance Co., Ltd.	27,550	4,269
Samsung SDI Co., Ltd.	2,957	213
Samsung Securities Co., Ltd. (Ñ)	87,200	4,710
Shinhan Financial Group Co., Ltd.	158,370	7,303
Shinsegae Co., Ltd.	8,530	4,916
SK Corp.	57,206	4,195
SK Telecom Co., Ltd.	13,620	2,956
SK Telecom Co., Ltd. - ADR	14,700	354
STX Shipbuilding Co., Ltd.	68,300	1,047
Tae Young Corp. (Ñ)	11,339	674
Woori Finance Holdings Co., Ltd. (Ñ)	130,090	2,782

		168,625

Taiwan - 9.3%
Acer, Inc.	1,112,514	2,017
Advantech Co., Ltd.	1,072,948	2,987
Asia Cement Corp.	1,385,640	1,131
AU Optronics Corp.	1,845,280	2,485
AU Optronics Corp. - ADR	127,617	1,733
Basso Industry Corp.	19,751	22
Benq Corp. (Æ)	2,016,000	1,000
Cathay Financial Holding Co., Ltd.	575,245	1,115
Chang Hwa Commercial Bank	468,000	291
China Steel Corp.	4,324,920	3,823
China Steel Corp. - GDR	39,574	699
Chunghwa Picture Tubes, Ltd.	480,000	92
Chunghwa Telecom Co., Ltd.	37,120	64
Chunghwa Telecom Co., Ltd. - ADR	9,304	170
CMC Magnetics Corp.	6,621,000	1,971
Compal Electronics, Inc.	2,170,892	1,818
Compal Electronics, Inc. - GDR	189,071	824
D-Link Corp.	401,600	446
Delta Electronics, Inc.	1,107,850	3,131
Elitegroup Computer Systems	313,140	161
Evergreen Marine Corp.	810,870	466
Far Eastern Textile Co., Ltd.	1,348,995	1,022
Far EasTone Telecommunications Co., Ltd.	924,000	1,056
Faraday Technology Corp.	317,987	453
First Financial Holding Co., Ltd.	3,291,300	2,256
Foxconn Technology Co., Ltd.	213,900	2,087
Gigabyte Technology Co., Ltd.	1,150,718	834
HannStar Display Corp. (Æ)	907,000	136
High Tech Computer Corp.	281,800	6,989
HON HAI Precision Industry Co., Ltd.	1,596,372	10,343
Macronix International (Æ)	3,242,086	1,092
MediaTek, Inc.	565,200	5,514
Mega Financial Holding Co., Ltd.	5,595,000	3,944
Micro-Star International Co., Ltd.	85,470	46
Mitac International	1,435,935	1,502
Nan Ya Plastics Corp.	770,710	1,112

Phoenixtec Power Co., Ltd.	565,629	596
POU Chen Corp.	648,000	555
Powerchip Semiconductor Corp.	1	—
Powertech Technology, Inc.	261,000	751
Quanta Computer, Inc.	741,710	1,099
Realtek Semiconductor Corp.	560,000	744
Ritek Corp.	2,653,161	634
Siliconware Precision Industries Co.	3,310,625	4,200
Systex Corp.	194,000	54
Taiwan Cement Corp.	673,357	531
Taiwan Fertilizer Co., Ltd.	63,000	102
Taiwan Mobile Co., Ltd.	2,509,520	2,505
Taiwan Semiconductor Manufacturing Co., Ltd.	10,875,984	19,945
Taiwan Semiconductor Manufacturing Co., Ltd. -
ADR (Ñ)	120,222	1,166
Teco Electric and Machinery Co., Ltd.	1,415,000	553
U-Ming Marine Transport Corp.	715,000	837
Uni-President Enterprises Corp.	2,601,000	2,315
United Microelectronics Corp.	5,398,935	3,011
Vanguard International Semiconductor Corp.	1,965,947	1,318
Wintek Corp.	797,630	679
Yieh Phui Enterprise	807,430	325
Yuanta Core Pacific Securities Co.	1,508,000	1,056
Zyxel Communications Corp.	856,118	973

		108,781

Thailand - 2.0%
Airports of Thailand PCL (Ñ)	1,742,300	3,087
Bank of Ayudhya PCL	6,588,900	3,430
Charoen Pokphand Foods PCL	4,318,500	584
CP 7-Eleven PCL	5,297,700	931
Glow Energy PCL	942,500	790
Kasikornbank PCL	898,200	1,689
Precious Shipping PCL	117,300	139
PTT Chemical PCL	943,579	1,993
PTT Exploration & Production PCL	563,400	1,674
PTT PCL	509,000	3,080
Rayong Refinery PCL (Æ)	960,000	505
Regional Container Lines PCL	962,600	601
Siam City Bank PCL	178,400	104
Siam City Cement PCL	25,000	168
Siam Commercial Bank PCL	975,500	1,728
Thai Beverage PCL	13,966,900	2,602

		23,105

Turkey - 3.1%
Akcansa Cimento AS	75,895	411
Anadolu Efes Biracilik Ve Malt Sanayii AS	186,030	5,106
Arcelik	168,400	1,080
BIM Birlesik Magazalar AS	9,500	420
Cimsa Cimento Sanayi VE Tica	263,875	1,621
Eregli Demir ve Celik Fabrikalari TAS	504,954	2,911
Ford Otomotiv Sanayi AS	143,300	1,013
Hurriyet Gazetecilik AS	461,300	1,323
Ihlas Holding AS	816,246	325
Migros Turk TAS	230,523	2,658
Trakya Cam Sanayi AS	311,452	872
Tupras Turkiye Petrol Rafine	294,407	4,889
Turk Hava Yollari (Æ)	111,952	503
Turkcell Iletisim Hizmet AS	78,249	422
Turkiye Garanti Bankasi AS	726,000	2,665
Turkiye Is Bankasi Class C	777,280	5,041

Turkiye Vakiflar Bankasi Tao Class D	240,900	1,265
Vestel Elektronik Sanayi ve Ticaret AS (Æ)	114,575	303
Yapi ve Kredi Bankasi (Æ)	1,458,077	2,802

		35,630

United Kingdom - 1.5%
Anglo American PLC	244,845	11,135
Astro All Asia Networks PLC	870,300	1,187
Hikma Pharmaceuticals PLC	176,600	1,359
Kazakhmys PLC	55,800	1,278
Old Mutual PLC	2,300	7
SABMiller PLC	111,500	2,169

		17,135

United States - 0.7%
CTC Media, Inc. (Æ)(Ñ)	55,700	1,352
Southern Copper Corp. (Ñ)	137,710	7,076
WNS Holdings, Ltd. - ADR (Æ)	10,800	321

		8,749

Venezuela - 0.0%
Cia Anonima Nacional Telefonos de Venezuela - CANTV - ADR (Ñ)	24,542	477
Siderurgica Venezolana Sivensa SACA (Æ)	1,306,495	44

		521

Zimbabwe - 0.0%
Delta Corp., Ltd.	1,322,627	294

Total Common Stocks
(cost $727,324)		1,038,741

Preferred Stocks - 5.3%
Brazil - 4.2%
Banco Bradesco SA	137,900	4,900
Banco Itau Holding Financeira SA	167,910	5,528
Braskem SA	419,235	2,966
Centrais Eletricas Brasileiras SA	212,816,500	4,263
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	39,980,000	1,195
Cia de Bebidas das Americas	950,000	417
Cia de Tecidos do Norte de Minas - Coteminas	7,256,440	684
Cia Energetica de Sao Paulo Class Preferenc(Æ)	97,300,000	950
Cia Vale do Rio Doce	42,444	914
Duratex SA	19,200	231
Gerdau SA	19,400	284
Petroleo Brasileiro SA	668,272	13,419
Tam SA	46,000	1,398
Usinas Siderurgicas de Minas Gerais SA	305,600	10,389
Weg SA	180,400	876

		48,414

Chile - 0.0%
Embotelladora Andina SA	205,300	539

Colombia - 0.0%
BanColombia SA	7,200	54

Russia - 0.1%
Transneft	770	1,624

South Korea - 1.0%
Hyundai Motor Co.	36,070	1,704
Samsung Electronics Co., Ltd. (Ñ)	19,629	9,520

		11,224

Total Preferred Stocks
(cost $39,149)		61,855

Warrants & Rights - 0.0%
Brazil - 0.0%
Banco Bradesco SA Right (Æ)	2,982	29

South Korea - 0.0%

STX Shipbuilding Co., Ltd. Right (Æ)	6,437	31

Total Warrants & Rights
(cost $0)		60

	Notional Amount $
Options Purchased - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
Dec 2006 39,540.00 (BRL)
Call (328)	6,056	64
Dec 2006 39,545.00 (BRL)
Call (152)	2,807	30

		94

South Korea - 0.3%
Kospi 200 Index Futures
Dec 2006 148.41 (KRW)
Call (146)	11,498	3,079

Total Options Purchased
(cost $2,822)		3,173

	Principal Amount ($) or Shares
Short-Term Investments - 5.1%
Russell Investment Company
Money Market Fund	54,402,000	54,402
United States Treasury Bills (ç)(ž)(§)
4.898% due 12/07/06	4,800	4,777

Total Short-Term Investments
(cost $59,179)		59,179

Other Securities - 5.2%
Russell Investment Company
Money Market Fund (×)	15,523,804	15,524
State Street Securities Lending Quality Trust (×)	44,972,837	44,973

Total Other Securities
(cost $60,497)		60,497

Total Investments - 105.0%
(identified cost $888,971)		1,223,505
Other Assets and Liabilities,
Net - (5.0%)		(58,583)

Net Assets - 100.0%		1,164,922

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Hang Seng Index (Hong Kong)
expiration date 11/06 (161)	13,759	117
JSE-40 Index (South Africa)
expiration date 12/06 (330)	9,653	791
MSCI Taiwan Index
expiration date 11/06 (400)	11,652	(130)

Total Unrealized Appreciation (Depreciation) on
Open Futures Contracts		778

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Brazil
Bovespa Index Futures
Dec 2006 39,540.00 (BRL) Put (328)	6,056	(46)
Dec 2006 39,545.00 (BRL) Put (152)	2,807	(21)
South Korea
Kospi 200 Index Futures
Dec 2006 148.41 (KRW) Put (146)	11,498	(775)

Total Liability for Options Written
(premiums received $828)		(842)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 171	BRL 365	11/01/06	(1)
USD 40	BRL 85	12/07/06	—
USD 458	BRL 1,000	12/20/06	4
USD 1,097	BRL 2,400	12/20/06	12
USD 2,283	BRL 5,000	12/20/06	29
USD 5,244	BRL 11,500	12/20/06	73
USD 42	HKD 330	11/01/06	—
USD 828	HKD 6,439	11/01/06	—
USD 528	KRW 500,000	12/20/06	3
USD 530	KRW 500,000	12/20/06	1
USD 944	KRW 900,000	12/20/06	13
USD 1,045	KRW 1,000,000	12/20/06	18
USD 2,931	KRW 2,800,000	12/20/06	44
USD 8,801	KRW 8,400,000	12/20/06	125
USD 73	MXN 780	11/01/06	—
USD 32	ZAR 244	11/01/06	1
USD 37	ZAR 276	11/02/06	—
USD 72	ZAR 535	11/02/06	—
USD 78	ZAR 581	11/03/06	—
USD 78	ZAR 576	11/06/06	—
USD 61	ZAR 452	11/07/06	—
USD 231	ZAR 1,700	12/20/06	(1)
USD 719	ZAR 5,300	12/20/06	(3)
USD 894	ZAR 7,000	12/20/06	52
USD 957	ZAR 7,200	12/20/06	16
USD 976	ZAR 7,000	12/20/06	(30)
USD 7,149	ZAR 52,742	12/20/06	(23)
BRL 153	USD 72	11/01/06	—
BRL 90	USD 42	11/03/06	—
BRL 2,000	USD 911	12/20/06	(13)
BRL 2,900	USD 1,323	12/20/06	(18)
HKD 51	USD 7	11/02/06	—
IDR 271,610	USD 30	11/02/06	—
IDR 246,278	USD 27	11/03/06	—
KRW 500,000	USD 523	12/20/06	(8)
KRW 3,100,000	USD 3,246	12/20/06	(48)
THB 392	USD 11	11/03/06	—
TRY 77	USD 53	11/02/06	—
ZAR 4,797	USD 630	11/01/06	(22)
ZAR 3,000	USD 414	12/20/06	9
ZAR 6,742	USD 915	12/20/06	4

ZAR 7,000	USD 947	12/20/06	1

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			238

Industry Diversification (Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	4.5	49,434
Consumer Discretionary	4.6	55,503
Consumer Staples	4.8	58,953
Financial Services	22.6	269,244
Health Care	0.9	10,499
Integrated Oils	9.4	109,636
Materials and Processing	16.4	189,689
Miscellaneous	1.0	12,974
Other Energy	4.6	51,493
Producer Durables	1.7	18,093
Technology	11.4	130,484
Utilities	12.5	144,594
Warrants & Rights	—	60
Options Purchased	0.3	3,173
Short-Term Investments	5.1	59,179
Other Securities	5.2	60,497

Total Investments	105.0	1,223,505
Other Assets and Liabilities, Net	(5.0)	(58,583)

Net Assets	100.0	1,164,922

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $
Africa	8.5	98,905
Asia	45.9	534,188
Europe	14.7	171,958
Latin America	19.5	227,160
Middle East	3.7	43,974
Other Regions	6.0	69,688
United Kingdom	1.5	17,135
Other Securities	5.2	60,497

Total Investments	105.0	1,223,505
Other Assets and Liabilities, Net	(5.0)	(58,583)

Net Assets	100.0	1,164,922

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund

Russell Investment Company

Emerging Markets Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets

Austria	0.1
Bermuda	0.4
Brazil	7.8
Canada	0.2
Cayman Islands	0.8
Chile	0.5
China	5.8
Columbia	0.6
Czech Republic	—	*
Egypt	1.9
Hong Kong	1.4
Hungary	1.3
India	5.6
Indonesia	3.0
Israel	1.7
Lebanon	—	*
Luxembourg	2.1
Malaysia	1.0
Mexico	5.3
Netherlands	0.5
Oman	0.1
Pakistan	1.4
Peru	—	*
Philippines	0.5
Poland	0.4
Russia	7.1
South Africa	8.5
South Korea	14.5
Taiwan	9.3
Thailand	2.0
Turkey	3.1
United Kingdom	1.5
United States	0.7
Venezuela	—	*
Zimbabwe	—	*
Preferred Stock	5.3
Warrants & Rights	—	*
Options Purchased	0.3
Short-Term Investments	5.1
Other Securities	5.2

Total Investments	105.0
Other Assets and Liabilities Net	(5.0)

	100.0

Futures Contracts	0.1
Foreign Currency Exchange Contracts	—	*
Options Written	(0.1)

*	Less than .05% of net assets.

Emergin Markets Fund

Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Real Estate Securities Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	38.04%
5 Years	24.91	%§
10 Years	16.55	%§

Real Estate Securities Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	37.65%
5 Years	24.60	%§
10 Years	16.18	%§

Real Estate Securities Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	36.63%
5 Years	23.68	%§
10 Years	15.52	%§

FTSE NAREIT Equity REIT Index **

Periods Ended 10/31/06	Total Return
1 Year	36.37%
5 Years	24.38	%§
10 Years	15.79	%§

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 38.04%, 37.65% and 36.63%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which gained 36.37% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Real Estate Funds Average returned 35.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund’s performance during the fiscal year.
The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW’s portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and office sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as overweight positions in the apartments sector and underweight positions in the specialty, health care and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, diversified and regional malls sectors. Positive sector selection was driven by overweight positions in the office and industrial sectors and underweight positions in the specialty and freestanding retail sectors. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America LLC’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, diversified and apartments sectors. This was partially offset by weak stock selection in the shopping centers sector. Sector selection was positive, driven by overweight positions in the lodging/resorts and apartments sectors and an underweight position in the specialty sector.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman’s stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the specialty and regional malls sectors partially offset these adverse effects.

Describe any changes to the Fund’s structure or the money manager line-up.

Heitman’s target weight was increased from 10% to 15%. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

Money Managers as of October 31, 2006	Styles
AEW Management and Advisors, L.P.	Value
Heitman Real Estate Securities, LLC	Growth
INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America, LLC	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.
‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares is the performance of the Fund’s Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,179.20	$1,014.77
Expenses Paid During Period*	$11.37	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,183.40	$1,018.55
Expenses Paid During Period*	$7.26	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,185.20	$1,019.86
Expenses Paid During Period*	$5.84	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 97.0%
Apartments - 19.9%
American Campus Communities, Inc. (Æ)(ö)	93,700	2,495
Apartment Investment & Management Co. Class A(ö)(Ñ)	403,475	23,127
Archstone-Smith Trust (ö)(Ñ)	1,653,979	99,586
AvalonBay Communities, Inc. (ö)	707,800	92,764
BRE Properties, Inc. Class A (ö)(Ñ)	58,200	3,859
Camden Property Trust (ö)(Ñ)	444,700	35,896
Equity Residential (ö)(Ñ)	1,520,250	83,021
Essex Property Trust, Inc. (ö)(Ñ)	245,250	32,687
GMH Communities Trust (ö)(Ñ)	769,300	10,747
Home Properties, Inc. (ö)	69,600	4,397
Mid-America Apartment Communities, Inc. (ö)	122,600	7,804
United Dominion Realty Trust, Inc. (ö)(Ñ)	486,000	15,732

		412,115

Diversified - 6.3%
Colonial Properties Trust (ö)	153,500	7,735
iStar Financial, Inc. (ö)	125,700	5,824
Spirit Finance Corp. (ö)(Ñ)	814,400	9,699
Vornado Realty Trust (ö)(Ñ)	897,972	107,083

		130,341

Free Standing Retail - 0.1%
Realty Income Corp. (ö)(Ñ)	130,000	3,432

Health Care - 3.8%
Health Care Property Investors, Inc. (ö)	380,000	11,932
Health Care REIT, Inc. (ö)(Ñ)	98,200	4,054
Healthcare Realty Trust, Inc. (ö)(Ñ)	185,800	7,525
LTC Properties, Inc. (ö)(Ñ)	110,850	3,004
Nationwide Health Properties, Inc. (ö)(Ñ)	655,550	18,840
Omega Healthcare Investors, Inc. (ö)(Ñ)	309,700	5,228
Ventas, Inc. (ö)(Ñ)	743,850	28,995

		79,578

Industrial - 7.3%
AMB Property Corp. (ö)	553,350	32,321
EastGroup Properties, Inc. (ö)(Ñ)	123,400	6,569
First Potomac Realty Trust (ö)(Ñ)	132,500	4,099
ProLogis (ö)	1,702,750	107,733

		150,722

Lodging/Resorts - 7.6%
Ashford Hospitality Trust, Inc. (ö)	156,600	2,017
DiamondRock Hospitality Co. (ö)(Ñ)	258,800	4,366
FelCor Lodging Trust, Inc. (ö)	228,300	4,739
Hilton Hotels Corp.	762,400	22,049
Hospitality Properties Trust (ö)	67,000	3,247
Host Hotels & Resorts, Inc. (ö)(Ñ)	3,472,064	80,066
LaSalle Hotel Properties (ö)(Ñ)	152,520	6,444
Starwood Hotels & Resorts Worldwide, Inc. (ö)	427,975	25,567

Strategic Hotels & Resorts, Inc. (ö)(Ñ)	51,700	1,100
Sunstone Hotel Investors, Inc. (ö)(Ñ)	247,566	7,293

		156,888

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)(Ñ)	185,750	9,152

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (ö)(Ñ)	162,600	6,514
Liberty Property Trust (ö)	486,900	23,468
PS Business Parks, Inc. (ö)	100,000	6,585

		36,567

Office - 18.7%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	211,500	21,087
American Financial Realty Trust (ö)(Ñ)	350,100	4,086
BioMed Realty Trust, Inc. (ö)(Ñ)	299,800	9,663
Boston Properties, Inc. (ö)(Ñ)	939,550	100,372
Brandywine Realty Trust (ö)(Ñ)	665,321	22,195
Brookfield Properties Corp. (Ñ)	785,450	29,761
Corporate Office Properties Trust (ö)(Ñ)	389,300	18,605
Douglas Emmett, Inc. (Æ)(ö)	138,500	3,303
Equity Office Properties Trust (ö)(Ñ)	1,897,000	80,622
Highwoods Properties, Inc. (ö)	262,000	10,008
Kilroy Realty Corp. (ö)(Ñ)	136,000	10,245
Mack-Cali Realty Corp. (ö)(Ñ)	311,200	16,462
Maguire Properties, Inc. (ö)	75,600	3,233
Reckson Associates Realty Corp. (ö)(Ñ)	293,800	12,962
SL Green Realty Corp. (ö)	370,100	44,801

		387,405

Regional Malls - 14.2%
CBL & Associates Properties, Inc. (ö)(Ñ)	173,300	7,578
General Growth Properties, Inc. (ö)	730,200	37,897
Macerich Co. (The) (ö)	714,000	57,370
Simon Property Group, Inc. (ö)(Ñ)	1,674,250	162,570
Taubman Centers, Inc. (ö)(Ñ)	634,156	29,742

		295,157

Self Storage - 4.6%
Extra Space Storage, Inc. (ö)(Ñ)	675,100	12,449
Public Storage, Inc. (ö)(Ñ)	774,864	69,513
Sovran Self Storage, Inc. (ö)	33,650	1,985
U-Store-It Trust (ö)(Ñ)	489,500	10,749

		94,696

Shopping Centers - 10.6%
Acadia Realty Trust (ö)(Ñ)	464,200	11,860
Developers Diversified Realty Corp. (ö)	775,700	47,240
Federal Realty Investors Trust (ö)(Ñ)	531,300	42,584
Kimco Realty Corp. (ö)(Ñ)	707,438	31,432
Kite Realty Group Trust (ö)	181,200	3,323
Regency Centers Corp. (ö)	969,150	69,933
Tanger Factory Outlet Centers (ö)(Ñ)	173,400	6,468
Weingarten Realty Investors (ö)	136,900	6,366

		219,206

Specialty - 1.8%
Digital Realty Trust, Inc. (ö)(Ñ)	897,980	29,984
Plum Creek Timber Co., Inc. (ö)	200,000	7,188

		37,172

Total Common Stocks
(cost $1,193,634)		2,012,431

Short-Term Investments - 3.2%
Russell Investment Company
Money Market Fund	65,334,000	65,334

Total Short-Term Investments

(cost $65,334)		65,334

Other Securities - 11.0%
Russell Investment Company
Money Market Fund (×)	58,696,829	58,697
State Street Securities Lending Quality Trust(×)	170,046,138	170,046

Total Other Securities
(cost $228,743)		228,743

Total Investments - 111.2%
(identified cost $1,487,711)		2,306,508
Other Assets and Liabilities,
Net - (11.2%)		(233,088)

Net Assets - 100.0%		2,073,420

Russell Investment Company

Real Estate Securities Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Apartments	19.9
Diversified	6.3
Free Standing Retail	0.1
Health Care	3.8
Industrial	7.3
Lodging/Resorts	7.6
Manufactured Homes	0.4
Mixed Industrial/Office	1.7
Office	18.7
Regional Malls	14.2
Self Storage	4.6
Shopping Center	10.6
Specialty	1.8
Short-Term Investments	3.2
Other Securities	11.0

Total Investments	111.2
Other Assets and Liabilities, Net	(11.2)

100.0

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund

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Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Short Duration Bond Fund—Class S

Periods Ended 10/31/06	Total Return
1 Year	3.95%
5 Years	2.83	%§
10 Years	4.62	%§

Short Duration Bond Fund—Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	3.69%
5 Years	2.57	%§
10 Years	4.42	%§

Short Duration Bond Fund—Class C ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	2.89%
5 Years	1.80	%§
10 Years	3.82	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index**

Periods Ended 10/31/06	Total Return
1 Year	4.15%
5 Years	2.68	%§
10 Years	4.71	%§

Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Short Duration Bond Fund Class S, Class E and Class C Shares gained 3.95%, 3.69% and 2.89%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 4.15% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Short Investment Grade Debt Funds Average returned 4.11%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Short-term interest rates increased over the 12 months ended October 31, 2006. Therefore, the Fund’s money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as small positions in high yield corporate bonds and emerging market debt securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund entered the fiscal year positioned conservatively compared to other time periods. For example, the Fund held few emerging market debt and non-investment grade corporate bonds relative to other time periods. The Fund was also positioned to generate a yield advantage from non-Treasury sectors such as investment grade corporate bonds and to reflect a more conservative view on the direction of interest rates by maintaining a close to benchmark duration position. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund’s money managers maintained their conservative investment stance by focusing on higher quality securities. While the Fund’s money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund’s money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all contributed positively to performance. Sector rotation strategies caused the Fund’s money managers to overweight non- benchmark sectors which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive Fund performance.

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate bonds and mortgage and asset-backed securities. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund’s money managers added value through positive security selection and sector allocation decisions. In contrast, investments in government securities, such as Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds, detracted from performance during the fiscal year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Style
Merganser Capital Management, L.P.	Sector Rotation
Pacific Investment Management Company, LLC	Sector Rotation
STW Fixed Income Management	Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

**	Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡‡	The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares prior to February 18, 1999 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡	The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to February 17, 1999 and the performance of the Class E Shares from February 18, 1999 to March 2, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,021.30	$1,016.94
Expenses Paid During Period*	$8.36	$8.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,025.10	$1,020.72
Expenses Paid During Period*	$4.54	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,026.40	$1,021.98
Expenses Paid During Period*	$3.27	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments—68.4%
Asset-Backed Securities—18.3%
ACE Securities Corp. (Ê)
Series 2006-HE4 Class A2A
5.384% due 10/25/36	1,177	1,177
AmeriCredit Automobile Receivables Trust
Series 2005-AX Class A3
3.630% due 01/06/10	1,362	1,353
Series 2006-RM Class A1
5.370% due 10/06/09	2,000	2,001
Argent Securities, Inc. (Ê)
Series 2006-M2 Class A2A
5.380% due 09/25/36	452	452
Series 2006-W4 Class A2A
5.380% due 05/25/36	2,670	2,670
Asset Backed Securities Corp. Home Equity (Ê)
Series 2002-HE1 Class M1
6.970% due 03/15/32	1,108	1,109
Asset Backed Securities Corp. Home Equity Loan
Trust (Ê)
Series 2004-HE6 Class A1
5.595% due 09/25/34	731	730
Banc of America Securities Auto Trust
Series 2005-WF1 Class A4
4.080% due 04/18/10	3,000	2,951
Bank One Issuance Trust
Series 2004-B2 Class B2
4.370% due 04/15/12	2,000	1,963
Bear Stearns Asset Backed Securities, Inc. (Ê)
Series 2004-BO1 Class 1A1
5.520% due 09/25/34	211	212
BMW Vehicle Owner Trust
Series 2004-A Class A4
3.320% due 02/25/09	4,950	4,887
Brazos Higher Education Authority, Inc.
Series 2005-A Class A5
4.910% due 12/01/40	3,250	3,235
California Infrastructure PG&E-1 Series 1997-1
Class A8
6.480% due 12/26/09	2,746	2,768
California Infrastructure SCE-1 Series 1997-1
Class A7
6.420% due 12/26/09	4,540	4,570
Capital Auto Receivables Asset Trust
Series 2004-1 Class A3
2.000% due 11/15/07	118	118
Series 2004-2 Class A2

3.350% due 02/15/08	2,185	2,175
Series 2006-1 Class A3
5.030% due 10/15/09	2,225	2,219
Capital One Auto Finance Trust
Series 2005-BSS Class A3
4.080% due 11/15/09	2,000	1,986
Capital One Master Trust
Series 2002-4A Class A
4.900% due 03/15/10	1,000	998
Capital One Prime Auto Receivables Trust
Series 2004-3 Class A4
3.690% due 06/15/10	1,000	979
Series 2004-3 Class B
3.860% due 08/15/11	1,500	1,473
Carmax Auto Owner Trust
Series 2004-2 Class A4
3.460% due 09/15/11	2,500	2,443
Series 2005-2 Class A4
4.340% due 08/15/10	2,000	1,970
Caterpillar Financial Asset Trust
Series 2006-A Class A3
5.570% due 05/25/10	2,000	2,016
Centex Home Equity
Series 2003-C Class AF4
4.960% due 04/25/32	136	135
Chase Credit Card Master Trust (Ê)
Series 2002-1 Class A
5.420% due 06/15/09	2,900	2,901
Chase Manhattan Auto Owner Trust
Series 2004-A Class A4
2.830% due 09/15/10	1,800	1,761
Series 2005-A Class A4
3.980% due 04/15/11	1,000	978
Series 2005-A Class CTFS
4.040% due 04/15/11	1,000	986
Series 2006-A Class A3
5.340% due 07/15/10	3,770	3,784
CIT Equipment Collateral
Series 2004-VT1 Class A3
2.200% due 03/20/08	240	238
Series 2005-VT1 Class A3
4.120% due 08/20/08	1,063	1,056
CIT Marine Trust
Series 1999-A Class A4
6.250% due 11/15/19	590	590
CIT Rv Trust
Series 1998-A Class A5
6.120% due 11/15/13	295	295
Citibank Credit Card Issuance Trust
Series 2003-A3 Class A3
3.100% due 03/10/10	1,000	973
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-WFH Class A1
5.360% due 08/25/36	868	868
Community Program Loan Trust
Series 1987-A Class A4
4.500% due 10/01/18	1,955	1,922
Countrywide Asset-Backed Certificates (Ê)
Series 2001-BC3 Class A
5.800% due 12/25/31	173	173

Series 2005-9 Class 2A1
5.420% due 01/25/36	163	163
Series 2006-15 Class A1
5.434% due 10/25/46	1,092	1,092
Series 2006-16 Class 2A1
5.375% due 12/25/46	500	500
Series 2006-17 Class 2A1
5.380% due 03/25/47	1,100	1,100
Daimler Chrysler Auto Trust
Series 2005-A Class A3
3.490% due 12/08/08	1,674	1,662
Series 2005-A Class A4
3.740% due 02/08/10	9,100	8,941
Discover Card Master Trust I
Series 2002-2 Class B
5.450% due 10/15/09	1,000	999
E-Trade RV and Marine Trust
Series 2004-1 Class A3
3.620% due 10/08/18	1,300	1,253
Equity One ABS, Inc.
Series 2003-4 Class M1
5.369% due 10/25/34	1,500	1,486
Fannie Mae Grantor Trust (Ê)
Series 2002-T10 Class A1
5.560% due 06/25/32	4,433	4,433
Fifth Third Auto Trust
Series 2004-A Class A3
3.190% due 02/20/08	310	310
First Franklin Mortgage Loan Asset Backed
Certificates (Ê)
Series 2006-FF1 Class A3
5.370% due 11/25/36	1,300	1,300
First NLC Trust (Ê)
Series 2005-2 Class AV1
5.430% due 09/25/35	5	5
Ford Credit Auto Owner Trust
Series 2005-A Class A3
3.480% due 11/15/08	5,527	5,486
Series 2005-B Class A4
4.380% due 01/15/10	1,500	1,483
Series 2005-B Class B
4.640% due 04/15/10	1,250	1,238
Series 2005-C Class B
4.520% due 09/15/10	1,000	985
Series 2006-A Class A3
5.050% due 03/15/10	535	534
Series 2006-B Class A3
5.260% due 10/15/10	545	546
Franklin Auto Trust
Series 2003-1 Class A4
2.270% due 05/20/11	506	499
GE Capital Credit Card Master Note Trust
Series 2006-1 Class A
5.080% due 09/15/12	1,480	1,484
GE Commercial Equipment Financing LLC (Ê)
Series 2004-1 Class B
5.520% due 12/20/15	468	469
GE Corporate Aircraft Financing LLC (Ê)(Þ)
Series 2004-1A Class B
6.170% due 01/25/18	364	367

GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class B
5.610% due 07/20/09	1,000	1,001
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
5.370% due 08/25/36	480	480
GMAC Mortgage Corp. Loan Trust
Series 2004-GH1 Class A2
4.390% due 12/25/25	1,500	1,484
GS Auto Loan Trust
Series 2004-1 Class A3
2.130% due 11/15/07	48	48
Series 2006-1 Class A3
5.370% due 12/15/10	1,300	1,305
GSAMP Trust (Ê)
Series 2004-SEA Class A2A
5.610% due 03/25/34	551	551
Harley-Davidson Motorcycle Trust
Series 2006-3 Class A3
5.240% due 01/15/12	4,850	4,866
Honda Auto Receivables Owner Trust
Series 2003-2 Class A4
2.160% due 10/21/08	1,752	1,748
Series 2003-3 Class A4
2.770% due 11/21/08	1,216	1,208
Series 2003-4 Class A4
2.790% due 03/16/09	699	691
Series 2003-5 Class A4
2.960% due 04/20/09	2,119	2,092
Series 2004-3 Class A4
3.280% due 02/18/10	2,300	2,244
Series 2005-2 Class A4
4.150% due 10/15/10	1,850	1,822
Series 2006-3 Class A3
5.120% due 10/15/10	1,250	1,253
Household Automotive Trust
Series 2005-3 Class A2
4.700% due 01/20/09	1,231	1,229
Hyundai Auto Receivables Trust
Series 2004-A Class A3
2.970% due 05/15/09	555	548
Series 2005-A Class A3
3.980% due 11/16/09	1,500	1,481
Illinois Power Special Purpose Trust
Series 1998-1 Class A6
5.540% due 06/25/09	1,496	1,496
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
5.380% due 08/25/36	565	565
Long Beach Auto Receivables Trust
Series 2005-B Class A3
4.406% due 05/15/10	1,500	1,487
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.600% due 10/25/34	303	303
Marlin Leasing Receivables LLC (Þ)
Series 2005-1A Class A3
4.630% due 11/17/08	1,650	1,637
MBNA Master Credit Card Trust (Ê)
Series 2000-D Class A

5.520% due 09/15/09	3,460	3,463
Merrill Auto Trust Securitization
Series 2005-1 Class A3
4.100% due 08/25/09	3,000	2,972
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2006-RM5 Class A2A
5.380% due 10/25/37	1,900	1,900
Morgan Stanley Dean Witter Capital I (Ê)
Series 2002-HE1 Class A2
5.660% due 07/25/32	2	2
National City Auto Receivables Trust
Series 2004-A Class A3
2.110% due 07/15/08	204	204
Nelnet Education Loan Funding, Inc.
Series 2001-A Class A1
5.760% due 07/01/12	1,567	1,575
Nissan Auto Lease Trust
Series 2005-A Class A3
4.700% due 10/15/08	3,000	2,987
Nissan Auto Receivables Owner Trust
Series 2004-A Class A4
2.760% due 07/15/09	4,000	3,922
Series 2005-A Class A3
3.540% due 10/15/08	1,281	1,271
Series 2005-B Class A3
3.990% due 07/15/09	1,980	1,962
Onyx Acceptance Grantor Trust
Series 2005-A Class A4
3.910% due 09/15/11	2,000	1,964
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
5.642% due 10/25/34	3,394	3,387
PBG Equipment Trust (Þ)
Series 1998-1A Class A
6.270% due 01/20/12	448	448
Peco Energy Transition Trust
Series 1999-A Class A6
6.050% due 03/01/09	801	802
Series 2001-A Class A1
6.520% due 12/31/10	1,248	1,307
PG&E Energy Recovery Funding LLC
Series 2005-1 Class A2
3.870% due 06/25/11	2,742	2,697
Series 2005-2 Class A1
4.850% due 06/25/11	1,098	1,094
Popular ABS Mortgage Pass-Through Trust
Series 2004-5 Class AF2
3.735% due 12/25/34	383	381
Series 2005-3 Class AF3
4.437% due 07/25/35	2,000	1,972
Providian Gateway Master Trust (Þ) G
Series 2004-FA Class A
3.650% due 11/15/11	1,200	1,180
Public Service New Hampshire Funding LLC
Series 2001-1 Class A2
5.730% due 11/01/10	901	906
Railcar Leasing LLC (Þ)
Series 1997-1 Class A2
7.125% due 01/15/13	950	993
Residential Asset Mortgage Products, Inc. (Ê)

Series 2004-RS2 Class AIIB
5.580% due 02/25/34	143	143
Series 2006-RZ4 Class A1A
5.410% due 10/25/36	1,200	1,200
Residential Asset Securities Corp. (Ê)
Series 2006-KS6 Class A1
5.364% due 08/25/36	673	673
Series 2006-KS9 Class A11
5.390% due 11/25/36	1,100	1,100
Saxon Asset Securities Trust (Ê)
Series 2006-3 Class A1
5.380% due 11/25/36	600	600
SBI Heloc Trust (Ê)(Å)
Series 2006-1A Class 1A2A
5.494% due 08/25/36	700	700
SLM Student Loan Trust (Þ)
Series 2003-4 Class A5B
3.390% due 03/15/33	3,000	2,906
Soundview Home Equity Loan Trust (Ê)
Series 2006-EQ1 Class A1
5.380% due 10/25/36	1,000	1,000
Structured Asset Securities Corp. (Ê)
Series 2005-WF3 Class A1
5.420% due 07/25/35	390	390
Series 2006-BC3 Class A2
5.370% due 10/25/36	1,200	1,200
Susquehanna Auto Lease Trust (Þ)
Series 2005-1 Class A3
4.430% due 06/16/08	4,000	3,969
Series 2005-1 Class B
4.710% due 07/14/08	1,700	1,685
Series 2006-1 Class A3
5.210% due 03/16/09	1,000	1,000
Toyota Auto Receivables Owner Trust
Series 2003-B Class A4
2.790% due 01/15/10	3,912	3,907
Triad Auto Receivables Owner Trust
Series 2006-A Class A3
4.770% due 01/12/11	2,000	1,989
USAA Auto Owner Trust
Series 2004-2 Class A3
3.030% due 06/16/08	1,238	1,232
Series 2004-2 Class A4
3.580% due 02/15/11	1,700	1,676
Series 2005-2 Class A4
4.170% due 02/15/11	4,000	3,936
Wachovia Auto Owner Trust
Series 2004-A Class A3
3.190% due 06/20/08	603	600
Series 2004-A Class A4
3.660% due 07/20/10	7,500	7,401
Series 2004-B Class A3
2.910% due 04/20/09	2,438	2,409
Wells Fargo Financial Auto Owner Trust
Series 2004-A Class A4
2.670% due 08/16/10	1,917	1,887
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	1,258	1,258
Whole Auto Loan Trust

Series 2003-1 Class B
2.240% due 03/15/10	127	127
World Omni Auto Receivables Trust
Series 2006-A Class A2
5.050% due 10/15/08	2,611	2,608

		211,974

Corporate Bonds and Notes—20.0%
Abbott Laboratories
3.500% due 02/17/09 (Ñ)	2,000	1,932
5.375% due 05/15/09	1,500	1,513
Allstate Financial Global Funding (Þ)
2.500% due 06/20/08	4,080	3,911
Altria Group, Inc. (Ñ)
7.650% due 07/01/08	1,500	1,552
American Express Bank (Ê)
Series BKNT
5.380% due 10/20/09	800	800
American Express Centurion Bank
Series BKNT
4.375% due 07/30/09	3,440	3,383
American Honda Finance Corp. (Ê)(Þ)
5.450% due 03/09/09	1,300	1,301
American International Group, Inc.
4.700% due 10/01/10	2,695	2,657
Ameritech Capital Funding Corp.
6.250% due 05/18/09	2,000	2,030
Anadarko Petroleum Corp. (Ê)
5.790% due 09/15/09	1,200	1,202
ASIF Global Financing (Å)
3.850% due 11/26/07	2,984	2,938
Associates Corp. of North America
6.250% due 11/01/08	3,274	3,338
8.550% due 07/15/09	750	813
AT&T, Inc. (Ê)
5.495% due 05/15/08	2,600	2,602
Bank of America Corp.
6.375% due 02/15/08 (Ñ)	3,000	3,037
7.125% due 03/01/09 (Ñ)	1,500	1,564
5.400% due 06/19/09 (Ê)	3,800	3,801
Bank One Corp.
2.625% due 06/30/08	5,675	5,443
Bank One NA
Series BKNT
3.700% due 01/15/08	1,470	1,441
Bear Stearns Cos., Inc. (The)
5.489% due 08/21/09 (Ê)	2,300	2,301
Series MTNB (Ê)
5.457% due 03/30/09	900	901
BellSouth Corp. (Ê)
5.530% due 11/15/07	1,200	1,201
5.580% due 08/15/08	1,300	1,300
Capital One Financial Corp.
5.700% due 09/15/11	4,200	4,258
Caterpillar, Inc.
7.250% due 09/15/09	3,150	3,329
CIT Group, Inc.
5.000% due 11/24/08	7,050	7,027
4.250% due 02/01/10 (Ñ)	2,325	2,257
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM

5.430% due 03/07/08	1,600	1,601
Citigroup, Inc.
5.416% due 01/30/09 (Ê)	2,200	2,201
6.200% due 03/15/09	5,700	5,839
Consolidated Edison Co. of New York
Series B
7.150% due 12/01/09	1,000	1,054
Credit Suisse First Boston USA, Inc. (Ê)
5.520% due 12/09/08	3,500	3,506
DaimlerChrysler North America Holding Corp. (Ê)
5.918% due 08/03/09	800	800
Deutsche Bank Financial, Inc.
7.500% due 04/25/09	2,000	2,102
Entergy Mississippi, Inc.
4.350% due 04/01/08	500	492
Exelon Generation Co. LLC
6.950% due 06/15/11	3,250	3,444
FleetBoston Financial Corp.
6.375% due 05/15/08	4,185	4,254
Ford Motor Credit Co. (Ê)(Ñ)
8.466% due 11/02/07	200	203
General Electric Capital Corp.
4.000% due 06/15/09 (Ñ)	1,650	1,609
5.444% due 01/20/10 (Ê)	900	901
4.875% due 10/21/10 (Ñ)	10,050	9,974
5.474% due 10/21/10 (Ê)	2,000	2,002
Series mtn (Ê)
5.410% due 10/26/09	1,400	1,399
General Electric Co. (Ê)
5.430% due 12/09/08	1,000	1,000
Goldman Sachs Group, Inc.
7.350% due 10/01/09	1,000	1,059
5.770% due 10/07/11 (Ê)(Ñ)	3,000	3,026
Series MTNB (Ê)
5.704% due 07/23/09	2,000	2,013
Hertz Vehicle Financing LLC (Þ)
Series 2005-2A Class A2
4.930% due 02/25/10	2,500	2,489
HSBC Bank USA NA (Ê)
Series BKNT
5.530% due 06/10/09	300	301
HSBC Finance Corp.
6.500% due 11/15/08	10,130	10,377
5.531% due 12/05/08 (Ê)	300	301
International Lease Finance Corp.
6.375% due 03/15/09	1,500	1,538
4.750% due 07/01/09	2,680	2,655
John Deere Capital Corp. (Ê)
5.424% due 04/15/08	700	700
5.424% due 07/15/08	800	800
Lehman Brothers Holdings, Inc.
5.370% due 11/24/08 (Ê)	2,400	2,400
5.493% due 08/21/09 (Ê)	1,000	1,000
7.875% due 08/15/10	1,000	1,087
Series MTNG
3.950% due 11/10/09	2,800	2,706
5.696% due 11/10/09 (Ê)	400	402
Lehman Brothers, Inc.
6.625% due 02/15/08	1,500	1,522
Merrill Lynch & Co., Inc.

4.831% due 10/27/08	3,925	3,899
5.685% due 07/25/11 (Ê)	1,100	1,101
Series MTn (Ê)
5.492% due 08/14/09	800	800
Series MTNB (Ê)
5.466% due 01/30/09	1,100	1,101
Series MTNC
5.430% due 06/16/08 (Ê)	200	200
5.489% due 08/22/08 (Ê)	600	601
4.125% due 01/15/09	1,000	979
Metropolitan Life Global Funding I (Þ)
5.750% due 07/25/11	4,000	4,091
Morgan Stanley
3.625% due 04/01/08	3,000	2,931
3.875% due 01/15/09	2,000	1,949
Series GMTN (Ê)
5.550% due 02/09/09	700	701
National City Bank
Series BKNT
4.250% due 01/29/10	3,375	3,277
Northern States Power Co.
6.875% due 08/01/09	3,000	3,121
Ohio Edison Co.
4.000% due 05/01/08	2,035	1,996
Pricoa Global Funding I (Ê)(Þ)
5.457% due 01/25/08	1,400	1,402
Principal Life Global Funding I (Å)
3.625% due 04/30/08	1,250	1,219
Principal Life Global Funding I (Þ)
2.800% due 06/26/08	5,600	5,388
Prudential Financial, Inc.
3.750% due 05/01/08	1,475	1,443
SBC Communications, Inc.
4.125% due 09/15/09	5,330	5,173
SLM Corp. (Ñ)
3.625% due 03/17/08	7,200	7,032
Sprint Capital Corp.
7.625% due 01/30/11	3,775	4,069
US Bank NA
Series BKNT
4.125% due 03/17/08	1,600	1,575
Wachovia Bank NA
Series BKNT
4.375% due 08/15/08	2,250	2,220
Series DPNT (Ê)
5.429% due 03/23/09	500	500
Wachovia Corp.
5.625% due 12/15/08 (Ñ)	8,200	8,268
5.506% due 10/15/11 (Ê)	3,400	3,399
Wells Fargo & Co.
4.125% due 03/10/08 (Ñ)	820	807
6.250% due 04/15/08	8,337	8,437
5.490% due 09/15/09 (Ê)	2,900	2,905
4.200% due 01/15/10	1,600	1,556
5.449% due 03/23/10 (Ê)	3,000	3,002
Xcel Energy, Inc.
3.400% due 07/01/08	925	897

		230,628

International Debt—4.7%
ANZ National International, Ltd. (Ê)(Þ)

5.539% due 08/07/09	2,600	2,597
Diageo Capital PLC (Ê)(Ñ)
5.546% due 11/10/08	1,400	1,401
Eksportfinans A/S (Ñ)
4.750% due 12/15/08	7,800	7,771
Eli Lilly Services, Inc. (Ê)(Þ)
5.440% due 09/12/08	1,333	1,335
HBOS Treasury Services PLC (Þ)
3.500% due 11/30/07	2,000	1,964
3.750% due 09/30/08	1,000	974
Inter-American Development Bank
Series GMTN
5.250% due 06/16/08	2,500	2,512
Interstar Millennium Trust (Ê)
Series 2004-2G Class A
5.590% due 03/14/36	1,430	1,433
Kreditanstalt fuer Wiederaufbau
5.250% due 05/19/09	6,080	6,130
4.875% due 10/19/09	2,765	2,764
National Australia Bank, Ltd. (Ê)(Þ)
5.430% due 09/11/09	800	800
Ontario Electricity Financial Corp.
6.100% due 01/30/08	4,000	4,042
Royal Bank of Scotland PLC (Ê)(Þ)
5.424% due 07/21/08	1,500	1,501
Siemens Financieringsmaatschappij NV (Ê)(Þ)
5.466% due 08/14/09	3,700	3,698
Svensk Exportkredit AB (Ñ)
4.625% due 02/17/09	10,305	10,218
Transocean, Inc. (Ê)
5.591% due 09/05/08	800	800
Unicredit Luxembourg Finance SA (Ê)(Å)
5.426% due 10/24/08	3,900	3,899
VTB Capital SA (Ê)(Å)
5.970% due 08/01/08	700	700

Mortgage-Backed Securities—20.1%
American Home Mortgage Investment Trust (Ê)
Series 2004-3 Class 5A
4.290% due 10/25/34	1,898	1,862
Series 2004-4 Class 4A
4.390% due 02/25/45	634	617
Banc of America Commercial Mortgage, Inc.
Series 2004-2 Class A1
2.764% due 11/10/38	1,565	1,518
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	8,880	8,669
Series 2006-2 Class 2A18
5.750% due 03/25/36	3,366	3,383
Banc of America Mortgage Securities
Series 2002-K Class 2A1 (Ê)
5.397% due 10/20/32	—	—
Series 2004-2 Class 2A1
5.250% due 03/25/34	1,033	1,026
Series 2004-2 Class 5A1
6.500% due 10/25/31	300	305
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 5A1
5.456% due 04/25/33	484	481
Series 2003-8 Class 2A1 (Ê)

4.797% due 01/25/34	434	429
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	1,208	1,211
Bear Stearns Asset Backed Securities, Inc.
Series 2003-AC3 Class A1
4.000% due 07/25/33	445	435
Bear Stearns Commercial Mortgage Securities
Series 1998-C1 Class A1
6.340% due 06/16/30	255	256
Series 1999-C1 Class A2
6.020% due 02/14/31	2,000	2,031
Series 2001-TOP Class A1
5.060% due 11/15/16	461	460
Series 2003-PWR Class A1
3.432% due 05/11/39	629	609
Series 2003-T10 Class A1
4.000% due 03/13/40	1,358	1,318
Series 2003-T12 Class A1
2.960% due 08/13/39	776	755
Citigroup Commercial Mortgage Trust
5.390% due 07/15/18	1,600	1,600
Commercial Mortgage Pass Through Certificates
Series 1999-1 Class A2
6.455% due 05/15/32	881	895
Series 2004-LB2 Class A2
3.600% due 03/10/39	1,000	969
Countrywide Alternative Loan Trust
Series 2003-6T2 Class A1
6.500% due 06/25/33	143	143
Series 2003-J2 Class A1
6.000% due 10/25/33	462	457
Series 2004-12C Class 1A1
5.000% due 07/25/19	2,658	2,606
Series 2005-34C Class 1A6
5.500% due 09/25/35	3,421	3,420
Series 2005-73C Class 1A8
5.500% due 01/25/36	3,407	3,399
Countrywide Home Loan Mortgage Pass Through Trust (Ê)
Series 2005-HYB Class 5A1
5.250% due 02/20/36	1,193	1,192
Countrywide Securities Corp.
5.500% due 12/25/46	800	800
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P3A Class A1 (Ê)(Þ)
5.870% due 08/25/33	133	134
Series 2003-C4 Class A2
3.908% due 08/15/36	1,000	978
Series 2003-CK2 Class A1
3.006% due 03/15/36	702	686
Series 2004-C1 Class A1
2.254% due 01/15/37	877	862
Series 2005-C5 Class A1
5.046% due 08/15/38	3,350	3,341
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-AR2 Class 2A2
5.756% due 10/25/32	14	14
Fannie Mae
6.000% due 2008	57	57
5.500% due 2009	1,413	1,414

6.000% due 2010	128	128
6.500% due 2010	116	118
6.000% due 2011	152	154
6.500% due 2011	90	91
4.500% due 2013	2,347	2,299
5.000% due 2013	2,366	2,350
5.500% due 2013	301	302
6.000% due 2013	356	362
6.000% due 2014	1,780	1,809
5.500% due 2016	1,089	1,092
5.000% due 2017	91	90
5.500% due 2017	1,739	1,745
6.000% due 2017	180	182
5.000% due 2018	3,867	3,818
5.000% due 2019	481	475
5.000% due 2020	328	324
5.000% due 2021	989	974
5.500% due 2022	1,219	1,217
5.500% due 2033	77	76
6.000% due 2033	28	28
5.500% due 2034	13,645	13,515
4.664% due 2035 (Ê)	3,810	3,756
4.672% due 2035 (Ê)	529	525
4.900% due 2035 (Ê)	32,284	31,934
5.500% due 2035	19,884	19,663
5.813% due 2041 (Ê)	961	968
5.763% due 2042 (Ê)	716	720
Fannie Mae REMICS
Series 2003-129 Class PQ
4.500% due 07/25/33	230	229
Series 2003-24 Class PU
3.500% due 11/25/15	247	238
Series 2003-46 Class PQ
3.000% due 06/25/19	1,686	1,673
Series 2003-62 Class OD
3.500% due 04/25/26	1,250	1,203
Series 2003-63 Class GU
4.000% due 07/25/33	1,660	1,629
Series 2003-67 Class TA
3.000% due 08/25/17	3,279	3,070
Series 2003-75 Class NB
3.250% due 08/25/18	561	537
Series 2004-17 Class HA
3.000% due 01/25/19	1,940	1,791
Series 2004-21 Class QA
4.000% due 11/25/17	1,189	1,179
Federal Home Loan Bank System
Series 2004- Class 1
3.920% due 09/25/09	1,455	1,415
Series 2005-058 Class H
4.750% due 10/25/10	3,416	3,357
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê)
Series 2005-63 Class 1A1
5.763% due 02/25/45	1,312	1,310
Freddie Mac
6.000% due 2009	50	50
6.000% due 2010	92	92
8.000% due 2010	16	16
6.000% due 2011	163	166
6.000% due 2032	403	408

6.000% due 2033	693	700
4.916% due 2035 (Ê)	871	861
Series 2003-263 Class YH
3.500% due 08/15/22	171	170
Freddie Mac Gold
4.000% due 2007	804	795
4.000% due 2008	663	649
4.500% due 2008	708	702
5.500% due 2008	68	68
6.500% due 2008	62	63
5.500% due 2009	164	164
6.000% due 2009	51	51
6.500% due 2009	236	238
6.000% due 2011	242	245
6.000% due 2013	113	115
5.500% due 2014	487	488
6.000% due 2014	118	120
6.000% due 2016	510	517
5.500% due 2017	843	845
5.000% due 2018	528	521
6.000% due 2028	114	116
5.500% due 2029	819	814
6.000% due 2029	244	247
6.000% due 2031	325	329
Freddie Mac REMICS
Series 1993-164 Class PD
4.500% due 09/15/08	40	39
Series 2003-255 Class PB
5.500% due 08/15/30	30	30
Series 2003-258 Class NS
3.250% due 09/15/15	1,216	1,173
Series 2003-261 Class JA
3.760% due 03/15/29	1,216	1,165
Series 2003-262 Class KP
2.870% due 12/15/16	2,722	2,564
Series 2003-263 Class CD
4.000% due 10/15/26	1,500	1,455
Series 2003-268 Class MX
4.000% due 07/15/16	2,041	1,978
Series 2003-271 Class OJ
3.500% due 03/15/11	84	84
Series 2004-276 Class EA
4.500% due 04/15/13	1,085	1,075
Series 2004-276 Class NL
3.250% due 03/15/14	3,411	3,277
Series 2004-282 Class EA
4.500% due 11/15/15	2,820	2,778
Series 2004-285 Class BA
4.500% due 02/15/20	1,342	1,317
Series 2005-305 Class AP
5.500% due 01/15/27	2,462	2,469
Series 2006-314 Class LF (Ê)
5.620% due 05/15/36	600	599
GE Capital Commercial Mortgage Corp.
Series 2001-3 Class A1
5.560% due 06/10/38	828	836
Series 2004-C3 Class A1
3.752% due 07/10/39	1,927	1,887
Series 2005-C1 Class A1
4.012% due 06/10/48	1,428	1,400

Ginnie Mae I
7.000% due 11/15/07	2	2
6.000% due 12/15/08	54	54
9.500% due 12/15/17	1	1
Ginnie Mae II (Ê)
4.750% due 07/20/27	114	115
5.000% due 02/20/32	201	201
Government National Mortgage Association
Series 2004-78 Class A
3.590% due 11/16/17	2,569	2,502
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
3.393% due 06/25/34	1,582	1,574
Harborview Mortgage Loan Trust (Ê)
Series 2006-12 Class 2A11
5.410% due 12/19/37	1,900	1,900
Impac CMB Trust (Ê)
Series 2004-2 Class A2
5.820% due 04/25/34	226	226
Indymac Index Mortgage Loan Trust (Ê)
Series 2006-AR1 Class 1A1A
5.410% due 10/25/36	800	800
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2 Class A1
4.326% due 12/12/34	726	712
Series 2005-LDP Class A1
4.655% due 08/15/42	1,560	1,546
4.613% due 10/15/42	1,848	1,830
Series 2005-LDP Class A2
4.790% due 10/15/42	2,150	2,123
LB-UBS Commercial Mortgage Trust
Series 2003-C1 Class A1
2.720% due 03/15/27	1,038	1,013
Series 2003-C3 Class A1
2.599% due 05/15/27	1,568	1,522
Lehman Brothers Floating Rate Commercial
Mortgage Trust (Ê)(Þ)
Series 2006-LLF Class A1
5.400% due 09/15/21	870	870
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.560% due 06/15/30	1,182	1,172
Merrill Lynch Mortgage Trust
Series 2006-C1 Class A1
5.528% due 05/12/39	2,582	2,604
Morgan Stanley Capital I
Series 2003-T11 Class A1
3.260% due 06/13/41	1,265	1,234
Series 2004-T13 Class A1
2.850% due 09/13/45	564	547
Series 2005-HQ6 Class A1
4.646% due 08/13/42	1,763	1,744
Morgan Stanley Dean Witter Capital I
Series 2002-HQ Class A2
6.090% due 04/15/34	131	132
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
5.730% due 02/25/34	212	213
Series 2004-CL1 Class 2A2
5.730% due 02/25/19	51	51

Residential Accredit Loans, Inc.
Series 2003-QS1 Class A1
5.000% due 09/25/18	3,463	3,394
Salomon Brothers Mortgage Securities VII
Series 2003-UP2 Class A1
4.000% due 12/25/18	931	879
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2002-AR3 Class A1
5.650% due 09/19/32	58	58
Structured Asset Securities Corp. (Ê)
Series 2001-21A Class 1A1
6.792% due 01/25/32	75	75
Vendee Mortgage Trust
Series 2001-3 Class J
6.500% due 05/15/08	272	273
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2 Class A2
4.043% due 11/15/34	1,803	1,759
Series 2003-C4 Class A1
3.003% due 04/15/35	1,175	1,147
Series 2006-WL7 Class A1 (Ê)(Þ)
5.410% due 08/11/18	3,000	3,000
Washington Mutual, Inc.
Series 2002-AR1 Class A6
4.816% due 10/25/32	515	512
Series 2002-AR6 Class A (Ê)
5.963% due 06/25/42	401	402
Series 2002-AR9 Class 1A (Ê)
5.963% due 08/25/42	810	811
Series 2004-AR1 Class A2A (Ê)
5.745% due 11/25/34	1,650	1,660
Series 2005-AR1 Class A1A1 (Ê)
5.620% due 10/25/45	368	370
Series 2006-AR1 Class 2A (Ê)
5.777% due 09/25/46	797	797
Wells Fargo Mortgage Backed Securities Trust
Series 2005-9 Class 1A1
4.750% due 10/25/35	2,689	2,645
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	1,202	1,192

		232,016

Non-US Bonds—0.0%
Landwirtschaftliche Rentenbank 0.650% due 09/30/08	JPY 60,000	513

United States Government Agencies—0.3%
Federal Home Loan Bank System
Series DE08
5.925% due 04/09/08	1,600	1,621
Series HK10
Zero coupon due 04/27/10	531	496
Freddie Mac
5.810% due 04/04/08	1,000	1,012

		3,129

United States Government Treasuries—5.0%
United States Treasury Notes
3.875% due 05/15/09	9,500	9,330
4.000% due 11/15/12	49,803	48,322

		57,652

Total Long-Term Investments
(cost $796,447)		790,451

Preferred Stocks—0.2%

Financial Services - 0.2%
DG Funding Trust (Ê)(Å)	219	2,331

Total Preferred Stocks
(cost $2,307)		2,331

	Notional Amount $
Options Purchased—0.1%
(Number of Contracts)
Eurodollar Futures
Dec 2006 92.25 Put (250)	57,656	2
Dec 2006 92.50 Put (100)	23,125	1
Dec 2006 92.75 Put (72)	16,695	—
Dec 2006 94.00 Put (149)	35,015	1
Mar 2007 92.00 Put (292)	67,160	2
Jun 2007 91.00 Put (201)	45,728	1
Jun 2007 91.25 Put (316)	72,088	2
Sep 2007 91.75 Put (60)	13,763	—
Dec 2007 91.25 Put (777)	177,253	5
Swaptions
(Fund PaysFund Receives)
EUR Three Month LIBOR /
EUR 3.96%
Jul 2007 0.00 Call (1)	3,829	16
GBP Six Month LIBOR /
GBP 5.08%
Jun 2007 0.00 Call (1)	1,908	4
GBP Six Month LIBOR /
GBP 5.08%
Jun 2007 0.00 Call (1)	3,052	—
USD Three Month LIBOR /
USD 4.80%
Dec 2006 0.00 Call (1)	12,000	5
USD Three Month LIBOR /
USD 5.17%
Feb 2007 0.00 Call (1)	9,500	41
USD Three Month LIBOR /
USD 5.00%
Mar 2007 0.00 Call (2)	17,000	54
USD Three Month LIBOR /
USD 5.08%
Apr 2007 0.00 Call (1)	6,900	33
USD Three Month LIBOR /
USD 5.20%
May 2007 0.00 Call (1)	20,800	145
USD Three Month LIBOR /
USD 5.25%
Jun 2007 0.00 Call (1)	18,000	147
USD Three Month LIBOR /
USD 4.85%
Jul 2007 0.00 Call (1)	20,000	33
USD Three Month LIBOR /
USD 5.25%
Jul 2007 0.00 Call (1)	18,000	282

Total Options Purchased (cost $551)		774

	Principal Amount ($) or Shares
Short-Term Investments—31.5%
Alcoa, Inc.
4.250% due 08/15/07	1,175	1,161
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	200	200
Bank of America Corp. (ç)(ž)
5.370% due 11/01/06	7,600	7,600
Bank of Montreal
7.800% due 04/01/07	2,500	2,523
Barclays Bank PLC (ž)
5.271% due 01/29/07	2,700	2,707
Barclays US Funding Corp. (ž)
5.250% due 01/17/07	300	297
BNP Paribas Financial, Inc. (ç)(ž)
5.300% due 11/01/06	5,000	5,000
Boeing Co.
8.100% due 11/15/06	2,375	2,377
British Aerospace Finance, Inc. (Þ)
7.000% due 07/01/07	900	907
British Telecommunications PLC
7.000% due 05/23/07	1,700	1,712
CIT Group, Inc. (Ê)(Ñ)
5.620% due 09/20/07	3,800	3,808
Citigroup, Inc. (Ê)(Ñ)
5.451% due 06/04/07	1,000	1,001
Dexia Delaware LLC (ž)
5.240% due 01/18/07	10,600	10,480
Dominion Resources, Inc.
Series G
3.660% due 11/15/06	1,800	1,799
Fannie Mae Discount Notes (ç)(ž)
5.255% due 11/01/06 (ç)	9,700	9,700
5.080% due 11/15/06 (ç)	2,800	2,794
Zero coupon due 01/17/07	900	890
Federal Farm Credit Bank
12.250% due 02/01/07	864	866
FedEx Corp. (Ê)
5.579% due 08/08/07	800	801
Ford Motor Credit Co.
7.750% due 02/15/07 (Ñ)	200	200
6.340% due 03/21/07 (Ê)	2,800	2,799
Fortis Bank
5.265% due 04/28/08	1,700	1,699
France Treasury Bill BTF
Zero coupon due 12/21/06	EUR 1,300	1,651
Freddie Mac Discount Notes (ç)(ž)
Series RB
5.133% due 11/14/06	3,200	3,194
GMAC LLC (Ê)
6.274% due 01/16/07	200	200
Goldman Sachs Group, Inc. (Ê)
5.495% due 10/05/07	2,000	2,003
HBOS Treasury Services PLC
5.365% due 11/01/06 (ç)(ž)	3,000	3,000
5.265% due 11/22/06 (ç)(ž)	8,500	8,474

5.451% due 01/12/07 (Ê)(Þ)	900	900
HSBC Finance Corp. (Ê)
5.440% due 02/28/07	3,200	3,201
Inter-American Development Bank
6.375% due 10/22/07	5,305	5,373
International Lease Finance Corp.
5.625% due 06/01/07	1,600	1,602
Series MTNP
3.125% due 05/03/07	2,200	2,175
John Hancock Global Funding II
6.000% due 12/28/06	2,450	2,450
MBNA Corp.
6.250% due 01/17/07	2,000	2,003
MGM Mirage
9.750% due 06/01/07	1,200	1,224
National Rural Utilities Cooperative Finance Corp.
Series MTNC
6.500% due 03/01/07	2,200	2,208
New York Life Global Funding (Ê)(Þ)
5.460% due 02/26/07	2,500	2,501
Nisource Finance Corp. (ç)
3.200% due 11/01/06	2,795	2,795
NiSource, Inc. (ç)
3.628% due 11/01/06	1,300	1,300
Pepco Holdings, Inc. (Ñ)
5.500% due 08/15/07	400	400
Principal Life Global Funding I (Þ)
5.125% due 06/28/07	2,000	1,996
Province of New Brunswick Canada (ç)
3.500% due 10/23/07	3,671	3,614
Prudential Financial, Inc.
4.104% due 11/15/06	500	500
Rabobank USA Financial Corp. (ç)(ž)
5.300% due 11/01/06	10,600	10,600
Royal Bank of Scotland (ç)(ž)
4.750% due 11/27/06	3,000	3,000
Russell Investment Company Money Market Fund	96,765,334	96,765
San Paolo IMI US Financial Co. (ç)(ž)
5.265% due 11/22/06	500	498
Skandinaviska Enskilda Banken (ç)(ž)
5.271% due 10/03/07	2,400	2,399
Societe Generale NA (ž)
5.266% due 12/21/06 (ç)	7,800	7,743
5.245% due 01/08/07	3,800	3,762
Texas Eastern Transmission, LP
5.250% due 07/15/07	2,900	2,889
TIAA Global Markets, Inc. (Þ)
5.000% due 03/01/07	3,625	3,621
UBS Financial Del LLC (ç)(ž)
5.280% due 11/01/06	10,500	10,477
5.290% due 11/01/06	100	100
5.265% due 11/16/06	1,100	1,098
United States Treasury Bills (ç)(ž)(§)
4.179% due 12/07/06	50	50
4.894% due 12/07/06	50	50
4.915% due 12/14/06	250	249
4.921% due 12/14/06	25	25
4.937% due 12/14/06	2,095	2,083
United States Treasury Notes

3.125% due 05/15/07	17,990	17,806
3.625% due 06/30/07	82,618	81,853
US Bancorp
Series MTNN
5.100% due 07/15/07	1,650	1,646
Wachovia Corp. (Ê)
Series *
5.410% due 07/20/07	3,500	3,503

Total Short-Term Investments
(cost $364,698)		364,302

Other Securities—1.9%
Russell Investment Company
Money Market Fund (×)	5,623,714	5,624
State Street Securities Lending Quality Trust (×)	16,292,035	16,292

Total Other Securities
(cost $21,916)		21,916

Total Investments—102.1%
(identified cost $1,185,919)		11,179,774
Other Assets and Liabilities, Net—(2.1%)		(24,188)

Net Assets—100.0%		11,155,586

Amount in thousand

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures
expiration date 06/07 (34)	10,428	(10)
Eurodollar Futures (CME)
expiration date 12/06 (78)	18,454	(40)
expiration date 03/07 (524)	124,162	(532)
expiration date 06/07 (675)	160,228	(322)
expiration date 09/07 (813)	193,342	(32)
expiration date 12/07 (876)	208,587	305
expiration date 03/08 (7)	1,667	—
LIBOR Futures expiration date 06/07 (14)	3,159	(4)
expiration date 09/07 (26)	5,868	(6)
expiration date 12/07 (16)	3,612	(3)
United States Treasury
2 Year Notes
expiration date 12/06 (186)	38,020	82
Short Positions
United States Treasury Bonds
expiration date 12/06 (256)	28,840	(440)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(1,002)

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (12)	2,850	(11)
Dec 2006 95.25 Put (338)	80,486	(520)
Dec 2006 95.50 Put (40)	9,550	(87)
Mar 2007 94.75 Put (13)	3,079	(3)
Swaptions
(Fund Receives Fund Pays)
EUR Six Month LIBOR/
EUR 4.100%
Jul 2007 0.00 Call (1)	1,276	(16)
GBP Six Month LIBOR/

GBP 4.850%
Jun 2007 0.00 Call (1)	572	(6)
GBP Six Month LIBOR/
GBP 4.850%
Jun 2007 0.00 Call (1)	954	(9)
GBP 4.500%
GBP Six Month LIBOR/
Dec 2006 0.00 Put (1)	3,243	(27)
USD Three Month LIBOR/
USD 4.850%
Dec 2006 0.00 Call (1)	5,000	(7)
USD Three Month LIBOR/
USD 5.240%
Feb 2007 0.00 Call (1)	4,100	(50)
USD Three Month LIBOR/
USD 5.040%
Mar 2007 0.00 Call (2)	7,000	(50)
USD Three Month LIBOR/
USD 5.220%
Apr 2007 0.00 Call (1)	3,000	(40)
USD Three Month LIBOR/
USD 5.315%
May 2007 0.00 Call (1)	9,100	(151)
USD Three Month LIBOR/
USD 5.370%
Jul 2007 0.00 Call (1)	8,000	(161)
USD Three Month LIBOR/
USD 4.950%
Jul 2007 0.00 Call (1)	4,200	(47)

Total Liability for Options Written (premiums received $773)		(1,185)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
EUR 1,522	USD 1,937	12/08/06	(9)
GBP 107	USD 200	11/30/06	(4)
JPY 15,662	USD 138	11/15/06	4
JPY 15,663	USD 138	11/15/06	3

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			(6)

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Barclays Bank PLC	GBP 2,800	5.000%	Six Month LIBOR	06/15/07	(14)
BNP Paribas	EUR 1,200	2.090%	Consumer Price Index (France)	10/15/10	16
Lehman Brothers	GBP 1,500	4.500%	Six Month LIBOR	09/20/09	(39)
Merrill Lynch	GBP 1,600	4.500%	Six Month LIBOR	09/20/09	(41)
UBS	USD 42,500	5.000%	Three Month LIBOR	12/20/08	(29)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($390)					(107)

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Softbank Corp.	Deutsche Bank	30,000	2.300%	09/20/07	1

Total Market Value of Open Credit Default Contracts Premiums Paid (Received)—$0					1

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund

Russell Investment Company

Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Asset-Backed Securities	18.3

Corporate Bonds and Notes	20.0
International Debt	4.7
Mortgage-Backed Securities	20.1
Non-US Bonds	—	*
United States Government Agencies	0.3
United States Government Treasuries	5.0
Preferred Stocks	0.2
Options Purchased	0.1
Short Term Investments	31.5
Other Securities	1.9

Total Investments	102.1
Other Assets and Liabilities, Net	(2.1)

	100.0

Futures Contracts	(0.1)
Options Written	(0.1)
Foreign Currency Exchange Contracts	—	*
Interest Rate Swap Contracts	—	*
Credit Default Swap Contracts	—	*

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund

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Russell Investment Company

Diversified Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Diversified Bond Fund—Class S

Periods Ended 10/31/06	Total Return
1 Year	4.77%
5 Years	4.05	%§
10 Years	5.78	%§

Diversified Bond Fund—Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	4.52%
5 Years	3.80	%§
10 Years	5.46	%§

Diversified Bond Fund—Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	3.72%
5 Years	3.02	%§
10 Years	4.84	%§

Lehman Brothers Aggregate Bond Index**

Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51	%§
10 Years	6.26	%§

Russell Investment Company

Diversified Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Diversified Bond Fund Class S, Class E and Class C Shares gained 4.77%, 4.52% and 3.72%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western’s corporate overweight helped it have a very modest excess return for the year as well.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Russell Investment Company

Diversified Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Money Managers as of October 31, 2006	Style
Bear Stearns Asset Management, Inc.	Sector Rotation
Lehman Brothers Asset Management, LLC	Enhanced Core
Pacific Investment Management Company, LLC	Fully Discretionary
Western Asset Management Company, Ltd.	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class E Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investment Company

Diversified Bond Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,038.30	$1,016.99
Expenses Paid During Period*	$8.37	$8.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,042.40	$1,020.82
Expenses Paid During Period*	$4.48	$4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,043.50	$1,022.08
Expenses Paid During Period*	$3.19	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Diversified Bond Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments—99.9%
Asset-Backed Securities—8.1%
ABSC NIMs Trust (Þ)
Series 2005-HE6 Class A1
5.050% due 08/27/35	163	162
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.620% due 07/25/34	155	155
ACE Securities Corp. (Ê)
Series 2005-SD3 Class A
5.720% due 08/25/45	935	936
Series 2006-ASP Class A2A
5.404% due 10/25/36	786	786
Series 2006-FM1 Class A2A
5.370% due 07/25/36	1,844	1,844
Series 2006-FM1 Class A2B
5.420% due 07/25/36	2,580	2,580
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.970% due 01/25/34	450	454
American Express Credit Account Master Trust
Series 2006-A Class A
5.310% due 01/15/09	2,420	2,419
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.820% due 02/25/33	205	205
Series 2004-R10 Class A5
5.710% due 11/25/34	150	150
Series 2004-R4 Class A1A (Þ)
5.660% due 06/25/34	773	773
Series 2004-R8 Class A5
5.700% due 09/25/34	437	437
Argent Securities, Inc. (Ê)
Series 2005-W5 Class A2A
5.410% due 01/25/36	1,585	1,585
Series 2006-M2 Class A2A
5.378% due 09/25/36	578	578
Asset Backed Funding Corp. NIMs Trust (Þ)
Series 2005-WF1 Class N1
4.750% due 03/26/35	101	100
Bayview Financial Acquisition Trust
Series 2004-C Class A1 (Ê)
5.744% due 05/28/44	854	856
Series 2006-A Class 1A3
5.865% due 02/28/41	450	451
Burlington Northern Santa Fe Corp. Pass-Through Certificate
4.967% due 04/01/23	302	296
Chase Credit Card Master Trust (Ê)

Series 2002-1 Class A
5.430% due 06/15/09	3,100	3,101
Series 2004-2 Class A
5.360% due 09/15/09	2,190	2,191
Chase Issuance Trust
Series 2005-A1 Class A1
5.330% due 12/15/10	10,375	10,376
Series 2005-A3 Class A (Ê)
5.340% due 10/17/11	4,450	4,452
Citigroup Mortgage Loan Trust, Inc.
Series 2004-RES Class A1 (Ê)
5.620% due 11/25/34	628	629
Series 2006-WFH Class A1 (Ê)
5.370% due 08/25/36	965	965
Series 2006-WFH Class A1B
5.440% due 01/25/36	2,490	2,491
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
5.810% due 12/25/31	92	92
Series 2004-13 Class AF3
3.989% due 02/25/31	283	280
Series 2004-BC1 Class M1 (Ê)
5.820% due 02/25/34	235	236
Series 2005-11 Class AF1 (Ê)
5.510% due 02/25/36	1,281	1,282
Series 2005-17 Class 1AF1 (Ê)
5.510% due 12/25/36	1,455	1,456
Series 2005-17 Class 4AV1 (Ê)
5.430% due 05/25/36	1,205	1,205
Series 2005-5N Class N (Þ)
5.000% due 07/25/36	101	98
Series 2006-11 Class 1AF4
6.300% due 09/25/46	685	701
Series 2006-13 Class 3AV1 (Ê)
5.380% due 07/25/46	1,830	1,830
Series 2006-15 Class A1 (Ê)
5.434% due 10/25/46	1,100	1,100
Series 2006-16 Class 2A1 (Ê)
5.374% due 12/25/46	500	500
Series 2006-19 Class 2A1 (Ê)
5.409% due 07/25/36	1,300	1,300
Countrywide Home Equity Loan Trust
Series 2005-A Class 2A
5.570% due 04/15/35	260	260
Series 2005-G Class 2A (Ê)
5.560% due 12/15/35	1,283	1,284
Credit-Based Asset Servicing and Securitization
Series 2005-CB5 Class AV2
5.580% due 08/25/35	520	522
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	770	740
Series 2005-CB1 Class AF2
4.090% due 12/25/35	419	417
Series 2006-CB3 Class AV1
5.380% due 03/25/36	1,221	1,221
Series 2006-CB6 Class A21 (Ê)
5.370% due 07/25/36	3,613	3,613
Daimler Chrysler Auto Trust
Series 2006-C Class A2

5.330% due 05/08/09	1,200	1,200
Daimler Chrysler Master Owner Trust (Ê)
Series 2005-A Class A
5.370% due 04/15/10	8,255	8,256
Discover Card Master Trust I (Ê)
Series 2005-1 Class A
5.330% due 09/16/10	3,870	3,871
Equifirst Mortgage Loan Trust
Series 2004-3 Class A2
5.650% due 12/25/34	2,036	2,039
Equifirst Mortgage Loan Trust NIMs Notes (Þ)
Series 2005-1 Class N1
4.458% due 04/25/35	222	222
Fannie Mae Grantor Trust (Ê)
Series 2002-T5 Class A1
5.560% due 05/25/32	273	273
Series 2003-T4 Class 1A
5.440% due 09/26/33	303	303
Fannie Mae Whole Loan (Ê)
Series 2003-W5 Class A
5.440% due 04/25/33	328	328
Series 2003-W9 Class A
5.450% due 06/25/33	512	510
First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FF1 Class A2 (Ê)
5.720% due 12/25/32	947	949
Series 2004-FFH Class 2A1 (Ê)
5.700% due 10/25/34	451	453
Series 2005-FF1 Class A2A (Ê)
5.420% due 11/25/36	267	267
Series 2006-FF1 Class 2A2 (Ê)
5.430% due 08/25/36	4,005	4,005
Series 2006-FF1 Class A3 (Ê)
5.370% due 11/25/36	1,400	1,400
Series 2006-FF3 Class A2A
5.400% due 02/25/36	1,273	1,273
Series 2006-FF5 Class 2A1
5.380% due 04/25/36	1,504	1,504
First Franklin NIMs Trust (Þ)
Series 2005-FF1 Class N1
4.213% due 01/25/35	42	42
Ford Credit Floorplan Master Owner Trust (Ê)
Series 2004-1 Class A
5.360% due 07/15/09	2,275	2,274
Fremont Home Loan Trust (Ê)
Series 2004-4 Class 1A1
5.700% due 03/25/35	7,752	7,772
Series 2006-3 Class 2A1
5.390% due 02/27/37	900	899
Fremont NIMs Trust (Þ)
Series 2005-A
3.750% due 01/25/35	97	97
Series 2005-C Class NOTE
5.584% due 07/25/35	81	80
GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class A
5.400% due 07/20/09	1,240	1,241
Series 2005-1 Class A
5.360% due 04/20/10	1,800	1,801
Series 2006-3 Class A

5.330% due 07/20/11	3,045	3,045
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
5.365% due 08/25/36	480	480
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	676	669
Government National Mortgage Association
Series 1998-23 Class ZA
6.500% due 09/20/28	2,651	2,732
GSAA Home Equity Trust
Series 2006-4 Class 1A2
5.977% due 03/25/36	686	689
GSAA Trust
Series 2006-2 Class 2A3
5.590% due 12/25/35	785	787
GSAMP Trust
Series 2003-HE2 Class M1
5.970% due 08/25/33	420	421
Series 2006-FM2 Class A2A (Ê)
5.394% due 09/25/36	1,068	1,068
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2006-2 Class A1
5.520% due 03/20/36	3,413	3,414
Home Equity Asset Trust
Series 2003-5 Class M1 (Ê)
6.020% due 12/25/33	620	623
Series 2005-2 Class 2A2
5.520% due 07/25/35	398	398
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2005-FLD Class A1
5.450% due 07/25/35	593	594
Series 2006-WMC Class A2
5.380% due 08/25/36	548	548
Lehman XS Trust
Series 2005-1 Class 2A1
4.660% due 07/25/35	1,221	1,206
Series 2005-1 Class 2A2 (Ê)
4.660% due 07/25/35	394	394
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.610% due 10/25/34	263	263
Series 2006-1 Class 2A1
5.410% due 02/25/36	439	439
Mastr Asset Backed Securities Trust
Series 2003-WMC Class M2
6.970% due 08/25/33	133	133
Series 2005-NC1 Class A1 (Ê)
5.610% due 12/25/34	4,778	4,780
MBNA Credit Card Master Note Trust
Series 2002-A4 Class A4
5.440% due 08/17/09	3,155	3,157
Merrill Auto Trust Securitization (Ê)
Series 2005-1 Class A2B
5.334% due 04/25/08	359	359
Morgan Stanley ABS Capital I
Series 2003-NC8 Class M3
7.420% due 09/25/33	192	193
Series 2004-NC5 Class A2 (Ê)
5.620% due 05/25/34	961	962

Series 2006-NC5 Class A2A (Ê)
5.360% due 10/25/36	1,000	1,000
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A
5.726% due 10/25/36	580	581
MSDWCC Heloc Trust (Ê)
Series 2005-1 Class A
5.520% due 07/25/17	134	134
Navistar Financial Corp. Owner Trust (Ê)
Series 2003-B Class A3
5.520% due 04/15/08	169	169
New Century Home Equity Loan Trust
Series 2004-4 Class M2
5.850% due 02/25/35	515	518
Newcastle Mortgage Securities Trust (Ê)
Series 2006-1 Class A1
5.400% due 03/25/36	1,271	1,271
Nissan Master Owner Trust Receivables (Ê)
Series 2005-A Class A
5.350% due 07/15/10	2,065	2,065
Option One Mortgage Loan Trust (Ê)
Series 2002-2 Class A
5.870% due 06/25/32	137	137
Series 2003-2 Class M2
7.020% due 04/25/33	154	155
Series 2003-3 Class M3
7.320% due 06/25/33	114	116
Series 2003-4 Class M2
6.970% due 07/25/33	286	288
Option One Mortgage Securities Corp. NIMs Trust
Series 2006-1A
5.430% due 12/25/10	1,999	1,999
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	400	399
Ownit Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-6 Class A2C
5.484% due 09/25/37	3,380	3,380
Park Place Securities, Inc.
Series 2004-MCW Class A1 (Ê)
5.642% due 10/25/34	3,606	3,599
Series 2004-WWF Class A1D
5.780% due 02/25/35	1,009	1,012
Series 2005-WCW Class M1
5.770% due 09/25/35	510	513
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2
3.914% due 05/25/35	145	145
Series 2005-6 Class A3
5.680% due 01/25/36	565	565
Ramp NIMs Trust (Þ)
Series 2005-NM2
5.193% due 04/25/35	106	105
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	315	310
Series 2005-2 Class AF4
4.934% due 08/25/35	340	334
Series 2005-3 Class AF1 (Ê)
5.480% due 11/25/35	515	515

Series 2005-4 Class N
7.142% due 02/25/36	336	334
Series 2006-1 Class AF6
5.746% due 05/25/36	425	430
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	480	486
Series 2003-RS2 Class AII (Ê)
5.670% due 03/25/33	113	113
Series 2003-RS3 Class AII (Ê)
5.690% due 04/25/33	79	79
Residential Asset Securities Corp.
Series 2001-KS1 Class AII (Ê)
5.800% due 03/25/32	76	76
Series 2001-KS3 Class AII (Ê)
5.780% due 09/25/31	97	97
Series 2002-KS3 Class A1B (Ê)
5.830% due 05/25/32	118	118
Series 2003-KS1 Class M2 (Ê)
7.070% due 01/25/33	125	125
Series 2003-KS2 Class MI1
4.800% due 04/25/33	1,055	1,034
Series 2006-KS6 Class A1 (Ê)
5.364% due 08/25/36	656	656
Series 2006-KS9 Class A11 (Ê)
5.390% due 11/25/36	1,200	1,200
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2005-HS1 Class AI1
5.450% due 09/25/35	1,234	1,231
Saxon Asset Securities Trust (Ê)
Series 2004-1 Class A
5.600% due 03/25/35	128	128
Series 2006-3 Class A1
5.382% due 11/25/36	590	590
SBI Heloc Trust (Ê)(Å)
Series 2006-1A Class 1A2A
5.494% due 08/25/36	700	700
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR4 Class A3
5.530% due 01/25/36	527	527
SLM Student Loan Trust (Ê)
Series 2006-3 Class A2
5.485% due 01/25/16	1,079	1,079
Series 2006-5 Class A2
5.367% due 07/25/17	2,700	2,700
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/01/10	36	38
Soundview Home Equity Loan Trust
Series 2006-EQ1 Class A1 (Ê)
5.380% due 10/25/36	781	781
Series 2006-WF1 Class A2
5.645% due 10/25/36	1,215	1,215
Soundview NIMs Trust
Series 2005-DO1 Class N1
4.703% due 06/25/35	16	16
Specialty Underwriting & Residential Finance
Series 2003-BC1 Class A (Ê)
5.670% due 01/25/34	11	11
Series 2006-AB1 Class A2

5.470% due 12/25/36	1,225	1,226
Structured Asset Investment Loan Trust
Series 2004-7 Class A1 (Ê)
5.585% due 08/25/34	425	427
Series 2005-3 Class M2
5.760% due 04/25/35	290	291
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	319	299
Series 2002-HF1 Class A (Ê)
5.620% due 01/25/33	13	13
Series 2004-19X Class A2
4.370% due 10/25/34	900	890
Series 2005-WF1 Class A2 (Ê)
5.530% due 02/25/35	3,150	3,153
Series 2005-WF3 Class A1 (Ê)
5.420% due 07/25/35	390	390
Series 2006-BC3 Class A2 (Ê)
5.370% due 10/25/36	1,300	1,300
Tenaska Alabama II Partners, LP (Þ)
Series 2003
6.125% due 03/30/23	252	256
Textron Financial Floorplan Master Note Trust (Ê)(Þ)
Series 2005-1A Class A
5.440% due 05/13/10	2,405	2,409
Volkswagen Credit Auto Master Trust (Ê)
Series 2005-1 Class A
5.350% due 07/20/10	1,870	1,870
Wachovia Asset Securitization, Inc. (Ê)
Series 2003-HE3 Class A
5.580% due 11/25/33	209	210
Wachovia Mortgage Loan Trust LLC (Ê)
Series 2005-WMC Class A1
5.440% due 10/25/35	231	231
Waverly Community School
Series 2006-1 Class A1
5.420% due 05/25/36	1,559	1,559
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	1,328	1,328

		174,448

Corporate Bonds and Notes—15.5%
Abbott Laboratories
5.600% due 05/15/11	545	555
5.875% due 05/15/16	6,275	6,523
Alamosa Delaware, Inc.
8.500% due 01/31/12	245	261
Allstate Life Global Funding Trusts
3.850% due 01/25/08	1,865	1,832
Altria Group, Inc.
7.000% due 11/04/13	1,220	1,337
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	85	85
American Express Bank (Ê)
Series BKNT
5.330% due 10/16/08	1,200	1,200
American General Finance Corp. (Ê)
Series MTNI
5.498% due 06/27/08	1,600	1,603

American International Group, Inc.
5.370% due 06/16/09 (Ê)(Þ)	700	700
4.700% due 10/01/10	635	626
5.375% due 10/18/11	670	676
5.050% due 10/01/15 (Ñ)	645	630
American RE Corp.
Series B
7.450% due 12/15/26	595	675
Ameriprise Financial, Inc.
5.650% due 11/15/15	1,135	1,149
Anadarko Petroleum Corp.
5.790% due 09/15/09 (Ê)	680	681
5.950% due 09/15/16	1,535	1,559
6.450% due 09/15/36	720	746
Anheuser-Busch Cos., Inc.
4.950% due 01/15/14	545	532
ASIF Global Financing (Þ)
4.900% due 01/17/13	70	69
AT&T, Inc.
5.612% due 11/14/08 (Ê)	500	501
5.100% due 09/15/14	465	453
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	1,670	1,733
Bank of America Corp.
5.875% due 02/15/09	120	122
5.400% due 06/19/09 (Ê)	3,600	3,601
7.800% due 02/15/10	120	129
4.375% due 12/01/10	2,035	1,981
5.375% due 08/15/11	980	990
5.750% due 08/15/16	3,385	3,450
Bank of America NA
6.000% due 10/15/36	3,550	3,661
Bank of New York Co., Inc.
5.125% due 11/01/11	795	795
Banque Paribas
6.875% due 03/01/09	440	457
Bear Stearns Cos., Inc. (The)
5.489% due 08/21/09 (Ê)	1,200	1,201
Series MTNB (Ê)
5.457% due 03/30/09	900	901
BellSouth Corp.
5.580% due 08/15/08 (Ê)	1,300	1,300
4.750% due 11/15/12 (Ñ)	30	29
6.550% due 06/15/34	1,530	1,582
Boeing Capital Corp. (Ñ)
6.100% due 03/01/11	165	171
Boston Scientific Corp.
6.400% due 06/15/16	905	919
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	55	61
Campbell Soup Co.
5.875% due 10/01/08	160	162
Carolina Power & Light Co.
6.500% due 07/15/12	15	16
5.150% due 04/01/15	1,115	1,096
Caterpillar, Inc.
6.050% due 08/15/36	2,035	2,133
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	210	212

CenterPoint Energy Resources Corp.
Series B
7.875% due 04/01/13	675	754
Cingular Wireless Services, Inc.
7.875% due 03/01/11	1,480	1,623
8.750% due 03/01/31	2,740	3,590
Cisco Systems, Inc.
5.500% due 02/22/16	4,380	4,430
CIT Group Holdings, Inc. (Ê)
5.635% due 01/30/09	800	802
CIT Group, Inc.
5.540% due 12/19/08 (Ê)	900	902
5.500% due 06/08/09 (Ê)	100	100
5.546% due 08/17/09 (Ê)	1,400	1,401
6.875% due 11/01/09	100	104
4.125% due 11/03/09	50	49
5.780% due 07/28/11 (Ê)	900	901
Citicorp
7.250% due 10/15/11	370	401
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM
5.430% due 03/07/08	1,300	1,301
Citigroup, Inc.
3.500% due 02/01/08	1,900	1,860
5.525% due 01/30/09 (Ê)	500	500
4.125% due 02/22/10	1,070	1,040
6.500% due 01/18/11	695	730
5.100% due 09/29/11	970	968
5.000% due 09/15/14	7,810	7,628
6.125% due 08/25/36	400	415
Clear Channel Communications, Inc.
4.250% due 05/15/09	150	145
6.250% due 03/15/11	30	29
5.500% due 09/15/14	400	339
Clorox Co.
4.200% due 01/15/10	250	243
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	100	100
Comcast Cable Communications, Inc.
6.875% due 06/15/09	665	691
Comcast Corp.
5.800% due 07/14/09 (Ê)	1,000	1,002
6.500% due 01/15/15 (Ñ)	1,185	1,240
5.900% due 03/15/16	120	121
6.500% due 01/15/17	600	629
6.500% due 11/15/35	1,330	1,358
6.450% due 03/15/37	255	258
ConocoPhillips Holding Co.
6.950% due 04/15/29	1,780	2,055
Consolidated Edison Co. of New York (Ñ)
5.375% due 12/15/15	960	958
Consolidated Natural Gas Co.
6.850% due 04/15/11	510	537
Constellation Energy Group, Inc.
6.125% due 09/01/09	785	802
COX Communications, Inc.
3.875% due 10/01/08	300	291
6.750% due 03/15/11	3,945	4,126
Credit Suisse First Boston USA, Inc.

3.875% due 01/15/09	820	799
4.875% due 08/15/10	155	153
6.500% due 01/15/12	55	58
5.500% due 08/15/13 (Ñ)	115	117
Credit Suisse USA, Inc.
5.250% due 03/02/11	405	406
CRH America, Inc.
6.000% due 09/30/16	1,915	1,929
CVS Corp.
5.750% due 08/15/11	350	355
6.125% due 08/15/16	940	969
DaimlerChrysler NA Holding Corp.
4.750% due 01/15/08	300	297
4.050% due 06/04/08	285	279
5.875% due 03/15/11	300	302
8.500% due 01/18/31 (Ñ)	1,335	1,604
DaimlerChrysler North America Holding Corp. (Ê)
5.918% due 08/03/09	800	800
Detroit Edison Co.
6.125% due 10/01/10	325	335
6.350% due 10/15/32	95	100
Devon Energy Corp.
7.950% due 04/15/32	1,210	1,508
Dominion Resources, Inc.
4.750% due 12/15/10	110	107
5.700% due 09/17/12	695	704
Series B
6.250% due 06/30/12	80	83
Series C
5.150% due 07/15/15	1,245	1,208
DPL, Inc.
6.875% due 09/01/11	600	633
DR Horton, Inc.
6.500% due 04/15/16	900	897
Dresdner Funding Trust I (Þ)
8.151% due 06/30/31	565	683
DTE Energy Co.
7.050% due 06/01/11	1,835	1,948
Duke Energy Corp.
6.250% due 01/15/12	170	177
5.625% due 11/30/12	290	295
Duke Energy Field Services LLC
6.875% due 02/01/11	40	42
Duke Realty, LP
5.950% due 02/15/17	1,045	1,061
Eastman Kodak Co. (Ñ)
7.250% due 11/15/13	40	40
Electronic Data Systems Corp.
7.125% due 10/15/09	600	627
Eli Lilly & Co. (Ñ)
6.770% due 01/01/36	715	834
Embarq Corp.
7.082% due 06/01/16	1,435	1,468
Erac USA Finance Co.
5.900% due 11/15/15	1,570	1,588
Exelon Corp.
4.900% due 06/15/15	1,395	1,319
5.625% due 06/15/35	720	684
FedEx Corp.
5.500% due 08/15/09	1,870	1,882

7.600% due 07/01/97	180	213
Financing Corp.
Principal Only STRIP
Series 10P
Zero coupon due 11/30/17	1,165	673
Series 15P
Zero coupon due 03/07/19	165	89
Series 2P
Zero coupon due 11/30/17	140	81
Series 6P
Zero coupon due 08/03/18	715	397
FirstEnergy Corp.
Series B
6.450% due 11/15/11	4,015	4,201
Series C (Ñ)
7.375% due 11/15/31	2,480	2,901
Ford Motor Co. (Ñ)
7.450% due 07/16/31	360	282
Ford Motor Credit Co.
4.950% due 01/15/08	410	400
7.375% due 10/28/09	3,210	3,125
Freddie Mac (Ñ)
5.250% due 05/21/09	2,735	2,761
General Electric Capital Corp.
5.410% due 01/05/09 (Ê)	800	800
3.250% due 06/15/09	1,400	1,339
5.570% due 01/20/10 (Ê)	800	801
5.500% due 04/28/11	550	559
4.250% due 06/15/12	1,125	1,076
4.875% due 03/04/15	950	927
Series MTNA (Ê)
5.410% due 10/26/09	2,200	2,199
Series MTNA
4.250% due 01/15/08	280	277
4.125% due 09/01/09	400	390
6.000% due 06/15/12	915	952
5.450% due 01/15/13 (Ñ)	3,295	3,344
General Electric Co.
5.000% due 02/01/13	375	372
General Motors Corp.
8.375% due 07/15/33 (Ñ)	120	107
Glencore Funding LLC (Þ)
6.000% due 04/15/14	540	525
GMAC LLC
5.625% due 05/15/09	1,765	1,731
7.750% due 01/19/10	300	311
Goldman Sachs Group, Inc.
5.478% due 06/23/09 (Ê)	1,700	1,701
5.000% due 01/15/11	200	198
6.875% due 01/15/11	1,620	1,718
4.750% due 07/15/13	1,380	1,332
5.350% due 01/15/16	1,567	1,548
Goldman Sachs Group, LP
4.500% due 06/15/10	1,360	1,331
Hartford Financial Services Group, Inc.
5.550% due 08/16/08	1,070	1,076
5.250% due 10/15/11	915	916
Hess Corp.
7.300% due 08/15/31	1,115	1,264
Historic TW, Inc.

8.050% due 01/15/16	485	547
6.625% due 05/15/29	95	97
HJ Heinz Co.
6.428% due 12/01/08	100	102
HJ Heinz Finance Co.
6.000% due 03/15/12	40	41
Home Depot, Inc.
5.400% due 03/01/16	1,435	1,433
HSBC Bank USA NA (Ê)
Series BKNT
5.530% due 06/10/09	500	502
HSBC Finance Corp.
4.625% due 01/15/08	1,060	1,053
5.520% due 09/15/08 (Ê)	900	902
4.750% due 05/15/09	6,155	6,110
4.125% due 11/16/09	3,510	3,405
6.750% due 05/15/11	2,100	2,230
7.000% due 05/15/12	2,435	2,636
6.375% due 11/27/12	710	749
5.000% due 06/30/15	400	388
HSBC Financial Capital Trust IX
5.911% due 11/30/35	700	704
ILFC E-Capital Trust II (Å)
6.250% due 12/21/65	50	51
International Business Machines Corp.
7.125% due 12/01/96	620	727
International Lease Finance Corp.
3.500% due 04/01/09	745	716
4.750% due 07/01/09	1,820	1,803
5.750% due 06/15/11	130	133
5.625% due 09/20/13	2,730	2,751
International Paper Co.
6.750% due 09/01/11	310	330
5.500% due 01/15/14	390	386
International Steel Group, Inc.
6.500% due 04/15/14	435	435
ITT Corp.
7.400% due 11/15/25	240	283
John Deere Capital Corp.
5.424% due 07/15/08 (Ê)	800	800
4.875% due 03/16/09	1,895	1,884
JP Morgan Chase Capital XV
5.875% due 03/15/35	3,095	3,014
JP Morgan Chase Capital XX
Series T
6.550% due 09/29/36	100	104
JPMorgan Chase & Co.
5.600% due 06/01/11	255	260
5.125% due 09/15/14	735	722
5.150% due 10/01/15 (Ñ)	1,145	1,120
Kellogg Co.
Series B
6.600% due 04/01/11	1,430	1,508
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	255	271
5.000% due 12/15/13 (Ñ)	175	167
Kinder Morgan Finance
Series WI
5.350% due 01/05/11	1,405	1,372
Kraft Foods, Inc.

4.000% due 10/01/08	1,575	1,539
5.625% due 11/01/11	2,035	2,062
Kroger Co. (The)
6.750% due 04/15/12	50	53
7.500% due 04/01/31 (Ñ)	70	78
Lehman Brothers Holdings, Inc.
4.000% due 01/22/08	870	858
5.374% due 11/24/08 (Ê)	1,400	1,400
5.460% due 04/03/09 (Ê)	700	701
5.493% due 08/21/09 (Ê)	900	900
5.000% due 01/14/11	660	655
5.594% due 07/18/11 (Ê)(Ñ)	600	601
5.500% due 04/04/16	415	415
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	163	163
Marshall & Ilsley Corp.
5.350% due 04/01/11	1,795	1,805
Merrill Lynch & Co., Inc.
5.685% due 07/25/11 (Ê)	1,100	1,101
6.220% due 09/15/26	3,965	4,094
Series MTn (Ê)
5.492% due 08/14/09	700	700
Series MTNB
3.125% due 07/15/08	1,490	1,439
Series MTNC
4.250% due 02/08/10	1,860	1,809
Metlife, Inc.
5.700% due 06/15/35	1,080	1,066
Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	5,690	5,851
Miller Brewing Co. (Þ)
5.500% due 08/15/13	385	381
Monumental Global Funding II (Þ)
4.625% due 03/15/10	190	187
Morgan Stanley
3.625% due 04/01/08	195	190
3.875% due 01/15/09	1,050	1,023
5.751% due 01/22/09 (Ê)	400	400
5.625% due 01/09/12	690	701
4.750% due 04/01/14	280	268
5.375% due 10/15/15	360	357
Series MTNF (Ê)
5.499% due 01/18/08	1,400	1,402
Motorola, Inc.
5.220% due 10/01/97	1,100	895
Natexis Ambs Co. LLC (f)(Þ)
8.440% due 12/29/49	270	283
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	2,555	2,595
News America Holdings, Inc.
7.750% due 12/01/45	130	146
7.900% due 12/01/95	230	255
8.250% due 10/17/96	75	86
News America, Inc.
6.200% due 12/15/34	265	259
Series WI
6.400% due 12/15/35	3,150	3,159
Nisource Finance Corp.
7.875% due 11/15/10	410	443

Norfolk Southern Corp.
6.200% due 04/15/09	845	863
7.050% due 05/01/37	310	364
7.900% due 05/15/97	1,090	1,366
6.000% due 03/15/2105	565	545
Northern States Power Co.
Series B
8.000% due 08/28/12	1,615	1,831
Northern Trust Corp.
5.300% due 08/29/11	1,170	1,180
Occidental Petroleum Corp.
9.250% due 08/01/19	185	246
Ohio Power Co.
Series F
5.500% due 02/15/13	35	35
ONEOK Partners, LP
6.650% due 10/01/36	1,750	1,801
Owens Corning, Inc. (Å)
6.500% due 12/01/16	1,080	1,098
Pacific Gas & Electric Co.
3.600% due 03/01/09	195	188
4.200% due 03/01/11	1,005	965
6.050% due 03/01/34	650	664
Pemex Project Funding Master Trust
7.375% due 12/15/14 (Ñ)	1,600	1,756
Series 144a
5.750% due 12/15/15	300	296
6.625% due 06/15/35 (Å)	390	393
Progress Energy, Inc.
5.850% due 10/30/08	850	865
7.100% due 03/01/11	485	519
7.750% due 03/01/31	170	207
7.000% due 10/30/31	110	124
ProLogis
5.625% due 11/15/15	2,010	2,012
Rabobank Capital Funding II (f)(Å)
5.260% due 12/31/49	30	29
Rabobank Capital Funding Trust (f)(Å)
5.254% due 12/29/49	60	58
RBS Capital Trust III (f)
5.512% due 09/29/49	765	753
Regions Financial Corp.
4.500% due 08/08/08	1,625	1,606
Residential Capital Corp.
6.125% due 11/21/08	350	352
6.000% due 02/22/11	1,345	1,349
Safeway, Inc. (Ñ)
7.250% due 02/01/31	60	66
SBC Communications, Inc.
4.125% due 09/15/09	2,325	2,257
5.300% due 11/15/10	3,670	3,675
6.150% due 09/15/34	300	300
Sigma Finance, Inc. (Ê)(Å)
8.500% due 08/11/16	970	970
Simon Property Group, LP
4.600% due 06/15/10	1,350	1,322
4.875% due 08/15/10	1,450	1,428
5.750% due 12/01/15	3,685	3,751
6.100% due 05/01/16	1,415	1,474
SLM Corp.

5.400% due 10/25/11	1,545	1,552
Series MTNA
4.000% due 01/15/09	1,675	1,633
5.625% due 07/27/09 (Ê)	600	601
Southern California Edison Co.
5.566% due 02/02/09	600	601
Southern Copper Corp.
7.500% due 07/27/35	755	807
Sovereign Bank
5.125% due 03/15/13	445	437
Sprint Capital Corp.
7.625% due 01/30/11	3,545	3,821
8.375% due 03/15/12	120	135
6.875% due 11/15/28	425	435
8.750% due 03/15/32	1,910	2,360
State Street Bank & Trust Co.
Series BKNT
5.300% due 01/15/16	250	249
Suntrust Bank (Ñ)
5.000% due 09/01/15	2,595	2,521
Tele-Communications-TCI Group
9.800% due 02/01/12	330	390
7.875% due 08/01/13	1,305	1,460
Time Warner Entertainment Co., LP
Series *
8.375% due 07/15/33	1,780	2,169
Time Warner, Inc.
6.875% due 05/01/12	610	648
7.700% due 05/01/32	535	609
TXU Corp.
Series P
5.550% due 11/15/14	150	143
Series R (Ñ)
6.550% due 11/15/34	610	582
TXU Electric Delivery Co.
6.375% due 05/01/12	25	26
6.375% due 01/15/15	30	31
TXU Energy Co. LLC
7.000% due 03/15/13	545	574
Tyson Foods, Inc.
6.600% due 04/01/16	155	159
Unilever Capital Corp.
5.900% due 11/15/32	325	331
Union Pacific Corp.
3.625% due 06/01/10	625	592
United Technologies Corp.
5.400% due 05/01/35	80	79
UnitedHealth Group, Inc.
5.250% due 03/15/11	305	304
US Bancorp
5.300% due 04/28/09	1,980	1,989
US Bank NA
5.700% due 12/15/08	70	71
USB Capital IX
6.189% due 04/15/42	100	102
Verizon Communications, Inc.
5.350% due 02/15/11	1,120	1,126
5.550% due 02/15/16	320	319
Verizon Global Funding Corp.
7.375% due 09/01/12	130	143

5.850% due 09/15/35	530	509
Verizon Maryland, Inc.
Series A
6.125% due 03/01/12	795	817
Verizon Virginia, Inc.
Series A
4.625% due 03/15/13	1,165	1,092
Viacom, Inc.
5.750% due 04/30/11	440	441
Wachovia Bank NA
Series BKNT
5.358% due 06/27/08 (Ê)	800	800
5.800% due 12/01/08	340	345
Series DPNT (Ê)
5.440% due 03/23/09	1,500	1,500
Wachovia Capital Trust III
5.800% due 03/15/42	350	353
Wachovia Corp.
5.506% due 10/15/11 (Ê)	1,800	1,799
5.700% due 08/01/13	3,195	3,273
5.250% due 08/01/14	1,155	1,145
Waste Management, Inc.
6.375% due 11/15/12	835	873
WellPoint, Inc.
5.850% due 01/15/36	160	157
Wells Fargo & Co.
5.490% due 09/15/09 (Ê)	2,900	2,905
5.300% due 08/26/11	1,680	1,692
4.950% due 10/16/13	240	235
Wells Fargo Bank NA
5.750% due 05/16/16	425	437
Weyerhaeuser Co.
6.750% due 03/15/12	2,435	2,550
Wyeth
6.950% due 03/15/11	2,850	3,037
5.500% due 03/15/13	130	131
5.500% due 02/01/14	85	85
XTO Energy, Inc.
7.500% due 04/15/12	210	230
Zurich Capital Trust I (Þ)
8.376% due 06/01/37	1,250	1,313

		331,208

International Debt—3.5%
Abbey National PLC (Ê)(f)
6.700% due 06/29/49	550	561
Aiful Corp. (Å)
5.000% due 08/10/10	300	292
Anadarko Finance Co.
Series B
7.500% due 05/01/31	770	892
ANZ National International, Ltd. (Ê)(Þ)
5.539% due 08/07/09	2,800	2,797
Apache Finance Canada Corp.
4.375% due 05/15/15	545	506
Arch Capital Group, Ltd.
7.350% due 05/01/34	240	267
AXA SA
8.600% due 12/15/30	1,655	2,174
British Telecommunications PLC (Ê)(f)
8.875% due 12/15/30	215	291

China Development Bank
5.000% due 10/15/15	100	98
CIT Group Funding Co. of Canada
5.600% due 11/02/11	310	313
Conoco Funding Co.
6.350% due 10/15/11	1,330	1,400
Crest, Ltd. (Þ)
Series 2003-2A Class C2
5.709% due 12/28/38	2,130	2,104
Deutsche Telekom International Finance BV
8.000% due 06/15/10	710	775
5.750% due 03/23/16	300	296
8.250% due 06/15/30	255	317
Egypt Government AID Bonds
4.450% due 09/15/15	915	886
Eksportfinans ASA
5.500% due 05/25/16	610	630
Export-Import Bank of China (Þ)
4.875% due 07/21/15	640	620
Export-Import Bank of Korea
4.125% due 02/10/09 (Þ)	290	283
5.125% due 02/14/11	235	234
Falconbridge, Ltd.
6.000% due 10/15/15	565	568
Glitnir Banki HF (Å)
6.693% due 06/15/16	570	588
HBOS PLC (f)(Þ)
5.920% due 09/29/49	100	98
HBOS Treasury Services PLC (Ê)(Þ)
Series Mtn
5.414% due 07/17/09	1,300	1,300
HSBC Holdings PLC
6.500% due 05/02/36	200	217
Ispat Inland ULC
9.750% due 04/01/14	835	935
Kaupthing Bank Hf (ß)
6.062% due 04/12/11	1,020	1,020
Kaupthing Bank Hf (Å)
5.750% due 10/04/11	110	110
7.125% due 05/19/16	1,730	1,843
Klio Funding, Ltd.
Series 2004-1A Class A1
6.030% due 04/23/39	2,180	2,196
Korea Development Bank (Ñ)
4.250% due 11/13/07	725	717
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	145	143
Mexico Government International Bond
5.625% due 01/15/17	26	26
8.300% due 08/15/31	855	1,087
Series MTNA
7.500% due 04/08/33	1,641	1,925
Mizuho Financial Group Cayman, Ltd. (Þ)
5.790% due 04/15/14	445	451
MUFG Capital Finance 1, Ltd. (f)
6.346% due 07/25/49	270	273
Newcastle CDO, Ltd. (Þ)
Series 2004-4A Class 3FX
5.110% due 03/24/39	1,090	1,036
Petrobras International Finance Co.

6.125% due 10/06/16	550	550
Petroleum Export, Ltd. (Þ)
Series 2005
5.265% due 06/15/11	93	91
Province of Quebec Canada
5.000% due 07/17/09 (Ñ)	40	40
Series PJ
6.125% due 01/22/11	1,430	1,487
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
Series 2005
5.298% due 09/30/20	600	579
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.838% due 09/30/27	300	291
Resona Bank, Ltd. (f)(Þ)
5.850% due 09/29/49	575	563
Resona Preferred Global Securities Cayman, Ltd. (f)(Å)
7.191% due 12/29/49	375	393
Royal Bank of Scotland PLC
5.570% due 07/21/08	800	800
5.770% due 07/06/12 (Ê)	3,300	3,305
Royal KPN NV
8.000% due 10/01/10	730	792
Russia Government International Bond
5.000% due 03/31/30 (Þ)	775	868
Series REGS
5.000% due 03/31/30	1,690	1,893
Santander Financial Issuances
6.375% due 02/15/11	120	125
Sanwa Finance Aruba AEC
8.350% due 07/15/09	510	548
Shinsei Finance Cayman, Ltd. (Å)
6.418% due 01/29/49	660	664
Siemens Financieringsmaatschappij NV (Þ)
5.466% due 08/14/09 (Ê)	1,500	1,499
5.750% due 10/17/16	1,445	1,475
6.125% due 08/17/26	5,265	5,477
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/49	200	196
Systems 2001 AT LLC (Þ)
7.156% due 12/15/11	181	187
Telecom Italia Capital SA
6.108% due 07/18/11 (Ê)	1,100	1,097
5.250% due 10/01/15	3,500	3,273
Telefonica Emisiones SAU (Ê)
5.629% due 06/19/09	1,000	1,001
Telefonica Europe BV
7.750% due 09/15/10	2,615	2,830
Telefonos de Mexico SA de CV
4.500% due 11/19/08	495	486
TELUS Corp.
8.000% due 06/01/11	1,180	1,301
TNK-BP Finance SA (Å)
Series 144a
7.500% due 07/18/16	430	450
Transocean, Inc. (Ê)
5.591% due 09/05/08	800	800
Tyco International Group SA
6.750% due 02/15/11	885	936
6.375% due 10/15/11	445	467
6.000% due 11/15/13	905	940

7.000% due 06/15/28	40	45
6.875% due 01/15/29	120	135
UFJ Finance Aruba AEC
6.750% due 07/15/13	60	64
Unicredit Luxembourg Finance SA (Ê)(Å)
5.426% due 10/24/08	4,100	4,099
Vale Overseas, Ltd.
6.250% due 01/11/16	265	267
Vodafone Group PLC
7.750% due 02/15/10	525	563
VTB Capital SA (Ê)(Å)
5.970% due 08/01/08	800	800
WEA Finance LLC/WCI Finance LLC (Å)
5.700% due 10/01/16	2,575	2,579

		74,225

Loan Agreements - 0.3%
Starbound Reinsurance, Ltd., Term Loan B
6.738% due 03/31/08	6,000	6,000

Mortgage-Backed Securities - 51.2%
Adjustable Rate Mortgage Trust (Ê)
Series 2005-3 Class 8A2
5.560% due 07/25/35	793	794
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	518	505
Series 2005-2 Class 5A2
5.470% due 09/25/35	955	955
Series 2005-3 Class 3A2
5.500% due 09/25/35	940	940
Series 2005-4 Class 1A1
5.610% due 11/25/45	1,921	1,929
Arcap Reit, Inc. (Þ)
Series 2004-RR3 Class B
5.040% due 09/21/45	460	446
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	1,050	1,044
Series 2004-4 Class A3
4.128% due 07/10/42	685	668
Series 2005-2 Class A4
4.783% due 07/10/43	1,205	1,182
Series 2005-3 Class A2
4.501% due 07/10/43	610	598
Series 2005-3 Class A4
4.668% due 07/10/43	1,700	1,630
Series 2005-5 Class A4
5.115% due 10/10/45	2,225	2,198
Series 2005-6 Class A1
5.001% due 09/10/47	2,658	2,652
Series 2005-6 Class A2
5.165% due 09/10/47	1,760	1,762
Series 2006-1 Class A4
5.372% due 09/10/45	420	423
Series 2006-3 Class A4
5.889% due 07/10/44	1,420	1,481
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	1,293	1,266
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	565	552

Series 2006-3 Class 5A8
5.500% due 03/25/36	1,130	1,125
Series 2006-A Class 3A2
5.919% due 02/20/36	5,818	5,876
Series 2006-A Class 4A1 (Ê)
5.567% due 02/20/36	1,603	1,603
Series 2006-B Class 7A1
5.899% due 03/20/36	1,792	1,797
Series 2006-G Class 2A1 (Ê)
5.550% due 07/20/36	1,710	1,707
Series 2006-G Class 2A2 (Ê)
5.410% due 07/20/36	1,625	1,623
Banc of America Mortgage Securities
Series 2003-9 Class 1A12 (Ê)
5.770% due 12/25/33	1,690	1,697
Series 2004-1 Class 5A1
6.500% due 09/25/33	40	40
Series 2004-11 Class 2A1
5.750% due 01/25/35	1,104	1,090
Series 2005-L Class 3A1 (Ê)
5.453% due 01/25/36	611	609
Series 2006-2 Class A15
6.000% due 07/25/36	1,344	1,353
Bank of America Alternative Loan Trust
Series 2003-10 Class 2A2 (Ê)
5.770% due 12/25/33	631	635
Series 2003-2 Class CB2 (Ê)
5.820% due 04/25/33	288	289
Series 2006-5 Class CB17
6.000% due 06/25/36	1,002	1,004
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A1
5.623% due 02/25/33	39	39
Series 2002-11 Class 1A2
5.328% due 02/25/33	57	57
Series 2003-1 Class 6A1
5.059% due 04/25/33	145	145
Series 2004-4 Class A4
3.516% due 06/25/34	580	567
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	890	892
Series 2006-4 Class 32A1
6.486% due 07/25/36	8,029	8,193
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR Class A1
4.386% due 02/11/41	560	554
Chase Mortgage Finance Corp. (Ê)
Series 2005-A1 Class 2A2
5.250% due 12/25/35	2,518	2,496
Series 2006-A1 Class 1A1
6.075% due 09/25/36	2,452	2,461
Series 2006-A1 Class 4A1
6.072% due 09/25/36	1,577	1,581
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	274	269
Series 2006-WF1 Class A2F
5.657% due 03/01/36	780	780
Citigroup/Deutsche Bank Commercial Mortgage Trust

Series 2006-CD3 Class A5
5.617% due 10/15/48	750	754
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	733	736
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class A3
6.040% due 09/15/30	4,770	4,816
Countrywide Alternative Loan Trust
5.500% due 05/31/35	800	800
Series 2004-2CB Class 1A4 (Ê)
5.720% due 03/25/34	1,120	1,123
Series 2005-56 Class 3A1 (Ê)
5.620% due 11/25/35	1,119	1,123
Series 2005-56 Class 4A1 (Ê)
5.640% due 11/25/35	2,029	2,035
Series 2005-59 Class 1A1 (Ê)
5.656% due 11/20/35	2,397	2,404
Series 2005-J12 Class 2A1 (Ê)
5.600% due 11/25/35	1,894	1,898
Series 2005-J13 Class 2A3
5.500% due 11/25/35	393	392
Series 2005-J8 Class 1A3
5.500% due 07/25/35	964	963
Series 2006-9T1 Class A7
6.000% due 05/25/36	531	537
Series 2006-J2 Class A3
6.000% due 04/25/36	803	810
Countrywide Asset-Backed Certificates
Series 2005-IM2 Class A3
5.590% due 01/25/36	3,475	3,481
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
5.720% due 09/25/34	976	980
Series 2005-3 Class 1A2 (Ê)
5.620% due 04/25/35	158	159
Series 2005-3 Class 1A3 (Ê)
5.570% due 04/25/35	533	533
Series 2005-R3 Class AF (Þ)(Ê)
5.730% due 09/25/35	1,868	1,878
Series 2006-HYB Class 2A1A
5.702% due 05/20/36	1,188	1,199
Countrywide Securities Corp.
5.500% due 12/25/46	900	900
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C5 Class A1
3.093% due 12/15/36	1,760	1,713
Series 2004-C1 Class A3
4.321% due 01/15/37	1,096	1,062
Series 2005-C4 Class A3
5.120% due 08/15/38	6,620	6,587
Series 2005-C6 Class A1
4.938% due 12/15/40	1,693	1,685
Series 2005-C6 Class A4
5.230% due 12/15/40	1,825	1,817
Credit Suisse Morgan Stanley Commercial Mortgage Trust
Series 2006-HC1 Class A1
5.510% due 05/15/23	1,970	1,971
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class A1

4.367% due 07/15/10	550	542
Series 2006-C1 Class AAB
5.681% due 02/15/39	1,305	1,326
Series 2006-C2 Class A1
5.250% due 03/15/39	1,176	1,181
Series 2006-C2 Class A2
5.659% due 03/15/39	1,185	1,216
Series 2006-C4 Class A1
4.771% due 09/15/39	3,384	3,354
Series 2006-C4 Class A3
5.467% due 09/15/39	1,710	1,728
Series 2006-TFL Class A1
5.440% due 04/15/21	2,512	2,513
CS First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	417	424
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3
5.025% due 08/25/35	1,145	1,166
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	708	714
Downey Savings & Loan Association Mortgage Loan Trust (Ê)
Series 2004-AR3 Class 1A1B
6.910% due 07/19/44	351	354
Fannie Mae
7.000% due 2008	7	7
7.000% due 2009	20	20
8.000% due 2010	1	1
7.000% due 2011	10	10
8.000% due 2011	2	2
5.363% due 2012 (Ê)	835	837
7.000% due 2012	4	4
6.500% due 2013	27	28
5.500% due 2014	31	31
6.500% due 2015	20	20
7.000% due 2015	12	12
5.500% due 2016	6	6
6.000% due 2016	82	83
6.500% due 2016	116	119
9.000% due 2016	3	3
5.000% due 2017	1,698	1,677
5.500% due 2017	907	911
6.000% due 2017	171	173
6.500% due 2017	460	470
8.000% due 2017	38	40
8.500% due 2017	6	6
4.500% due 2018	4,912	4,764
5.000% due 2018	1,980	1,956
5.500% due 2018	614	617
6.500% due 2018	332	344
4.500% due 2019	4,842	4,689
5.000% due 2019	10,257	10,116
6.500% due 2019	148	151
4.000% due 2020	6,148	5,822
4.500% due 2020	9,627	9,320
5.000% due 2020	5,204	5,135
6.500% due 2020	57	59
8.000% due 2020	6	6
4.000% due 2021	182	172

4.500% due 2021	599	579
5.000% due 2021	3,349	3,299
6.500% due 2022	84	87
8.000% due 2024	98	103
7.000% due 2025	8	8
8.500% due 2025	4	4
7.000% due 2026	5	5
6.500% due 2028	405	419
7.000% due 2028	369	382
6.500% due 2029	1,386	1,425
6.500% due 2030	195	201
8.000% due 2030	178	187
6.500% due 2031	805	825
6.000% due 2032	1,444	1,458
6.500% due 2032	2,578	2,642
7.000% due 2032	916	945
3.950% due 2033	839	820
4.500% due 2033	1,596	1,502
4.644% due 2033 (Ê)	518	517
5.000% due 2033	11,697	11,322
5.500% due 2033	37,061	36,723
6.000% due 2033	2,330	2,351
6.500% due 2033	1,423	1,455
7.000% due 2033	379	391
4.500% due 2034	754	709
5.000% due 2034	17,949	17,367
5.500% due 2034	34,422	34,086
6.000% due 2034	11,058	11,143
6.500% due 2034	2,352	2,401
4.500% due 2035	6,857	6,437
5.000% due 2035	13,681	13,219
5.500% due 2035	82,424	81,549
6.000% due 2035	6,986	7,029
6.500% due 2035	139	143
6.663% due 2035 (Ê)	372	382
6.665% due 2035 (Ê)	451	464
6.665% due 2035	460	473
6.666% due 2035 (Ê)	357	367
6.671% due 2035 (Ê)	443	456
4.500% due 2036	54	51
5.500% due 2036	2,970	2,936
6.000% due 2036	13,238	13,319
6.500% due 2036	493	503
Series 1992-10 Class ZD
8.000% due 11/25/21	484	490
Series 1993-134 Class H
6.500% due 08/25/08	744	747
Series 1999-56 Class Z
7.000% due 12/18/29	516	536
Series 2003-32 Class FH
5.720% due 11/25/22	952	959
Series 2003-337 Class 1
Principal Only STRIP due 07/01/33	1,247	918
Interest Only STRIP
Series 2003-343 Class 6
5.000% due 10/01/33	1,241	275
Series 2003-78 Class FI
5.720% due 01/25/33	901	903
Series 2004-21 Class FL
5.670% due 11/25/32	469	469

Series 2005-65 Class FP
5.570% due 08/25/35	696	695
15 Year TBA (Ï)
4.000%	135	128
4.500%	4,570	4,420
5.000%	19,010	18,719
5.500%	6,030	6,036
6.000%	2,435	2,472
30 Year TBA (Ï)
4.500%	2,045	1,918
5.000%	51,855	50,049
5.500%	92,125	91,026
6.000%	51,685	51,990
6.500%	32,345	32,954
Fannie Mae Grantor Trust
Series 2001-T6 Class B
6.088% due 05/25/11	1,150	1,200
Fannie Mae REMICS
Series 2006-5 Class 3A2
4.677% due 05/25/35	200	197
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.500% due 12/25/42	79	81
First Horizon Alternative Mortgage Securities
Series 2006-AA5 Class A2 (Ê)
6.626% due 09/25/36	805	825
Series 2006-FA3 Class A6
6.000% due 07/25/36	655	662
First Horizon Asset Securities, Inc.
Series 2005-AR5 Class 3A1
5.525% due 10/25/35	295	295
Freddie Mac
4.500% due 01/15/13 (Ñ)	2,550	2,493
9.000% due 04/01/16	45	47
4.500% due 05/01/18	96	93
5.000% due 05/01/18	572	564
5.000% due 01/01/19	695	685
4.500% due 02/01/20	540	521
4.500% due 01/01/21	769	743
5.500% due 08/01/33	631	626
4.688% due 04/01/34	577	579
5.000% due 10/01/35	7,977	7,711
5.000% due 01/01/36	4,600	4,446
8.500% due 01/01/36	1	1
Series 1991-105 Class G
7.000% due 03/15/21	47	47
Series 2001-229 Class KF (Ê)
5.570% due 07/25/22	623	627
Series 2003-262 Class AB
2.900% due 11/15/14	902	872
Series 2004-277 Class UF
5.630% due 06/15/33	1,203	1,205
Series 2004-281 Class DF
5.780% due 06/15/23	350	352
Series 2005-292 Class IG
5.000% due 04/15/23	469	71
Series 2005-294 Class FA
5.500% due 03/15/20	680	680
Series 2005-305 Class JF
5.620% due 10/15/35	771	771

15 Year TBA (Ï)
5.000%	5,100	5,019
30 Year TBA (Ï)
5.000%	21,155	20,434
5.500%	27,245	26,934
6.000%	21,520	21,661
Freddie Mac Gold
7.000% due 2008	14	14
8.000% due 2009	7	7
7.000% due 2010	8	8
8.000% due 2010	1	1
6.000% due 2011	277	279
7.000% due 2011	4	4
8.000% due 2011	15	16
6.000% due 2012	6	6
8.000% due 2012	7	7
7.000% due 2014	62	64
12.000% due 2014	11	12
6.000% due 2016	10	10
6.000% due 2017	350	355
8.000% due 2017	21	22
4.500% due 2018	1,743	1,687
5.000% due 2018	478	472
4.500% due 2019	666	645
5.000% due 2019	437	430
5.500% due 2019	951	953
4.500% due 2020	797	770
5.000% due 2020	694	683
5.500% due 2020	2,998	3,003
9.000% due 2024	5	6
6.500% due 2025	5	5
8.500% due 2025	24	26
9.000% due 2025	8	9
9.000% due 2026	1	1
8.500% due 2027	101	109
6.500% due 2029	175	179
7.222% due 2030 (Ê)	5	5
6.500% due 2031	1,632	1,674
5.500% due 2032	4,914	4,875
6.000% due 2032	216	219
7.000% due 2032	266	273
5.000% due 2033	609	590
5.500% due 2033	7,400	7,340
6.000% due 2033	320	323
6.500% due 2033	605	618
4.500% due 2034	205	193
5.000% due 2034	3,349	3,245
5.500% due 2034	5,129	5,083
6.000% due 2034	1,192	1,202
6.500% due 2034	224	228
5.000% due 2035	911	881
5.500% due 2035	1,052	1,042
5.000% due 2036	3,856	3,727
Freddie Mac Reference REMIC
Series 2006-R00 Class AK
5.750% due 12/15/18	875	879
Freddie Mac REMIC
Series 2004-277 Class KE
3.500% due 12/15/17	636	630
Freddie Mac REMICS

Series 2003-269 Class FE
5.930% due 12/15/28	952	956
Series 2006-314 Class LF (Ê)
5.620% due 05/15/36	600	599
Series 2006-323 Class PA
6.000% due 03/15/26	1,215	1,233
GE Capital Commercial Mortgage Corp.
Series 2005-C1 Class A1
4.012% due 06/10/48	707	693
Series 2005-C1 Class A5
4.772% due 06/10/48	620	600
Series 2006-C1 Class A4
5.339% due 03/10/44	1,250	1,260
Ginnie Mae I
6.500% due 2008	5	5
6.500% due 2009	118	118
7.000% due 2011	1	1
9.500% due 2016	1	1
10.500% due 2020	12	13
8.000% due 2022	26	27
8.500% due 2022	9	10
8.000% due 2025	38	41
9.000% due 2025	230	246
7.000% due 2029	6	6
8.000% due 2030	468	499
8.500% due 2030	6	6
7.000% due 2031	405	419
8.000% due 2031	2	2
7.000% due 2032	11	11
8.000% due 2032	16	17
5.000% due 2033	3,942	3,850
5.000% due 2035	697	680
6.000% due 2035	6,128	6,214
30 Year TBA (Ï)
5.500%	8,615	8,577
6.000%	1,100	1,115
6.500%	4,000	4,106
Ginnie Mae II
5.125% due 02/20/23 (Ê)	295	297
5.375% due 02/20/23 (Ê)	219	221
5.375% due 05/20/24 (Ê)	49	49
4.500% due 04/20/35	1,001	941
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class A2
6.465% due 04/15/34	760	795
Series 2005-C1 Class A2
4.471% due 05/10/43	605	594
GMAC Mortgage Corp. Loan Trust
Series 2005-AR6 Class 3A1
5.297% due 11/19/35	1,033	1,027
Series 2006-AR1 Class 1A1
5.633% due 03/19/36	2,545	2,556
Government National Mortgage Association (Ê)
Series 1999-40 Class FE
5.870% due 11/16/29	652	658
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
5.400% due 10/25/46	2,900	2,899
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7

5.317% due 06/10/36	1,885	1,890
Series 2005-GG3 Class A1
3.919% due 08/10/42	888	873
Series 2005-GG5 Class A41
5.243% due 04/10/37	525	526
GS Mortgage Securities Corp. II
Series 1998-C1 Class A2
6.620% due 10/18/30	1,306	1,327
Series 2005-GG4 Class AABA
4.680% due 07/10/39	800	779
Series 2006-FL8 Class A1 (Å)(Ê)
5.430% due 01/06/08	3,780	3,780
Series 2006-GG6 Class A4
5.553% due 04/10/38	420	428
Series 2006-GG8 Class AAB
5.535% due 11/10/39	805	819
GSMPS Mortgage Loan Trust (Ê)(Þ)
Series 2004-4 Class 1AF
5.720% due 06/25/34	1,579	1,586
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
2.975% due 06/19/34	2,535	2,515
Series 2005-14 Class 3A1A
5.319% due 12/19/35	308	307
Series 2005-2 Class 2A1A (Ê)
5.550% due 05/19/35	281	281
Series 2006-2 Class 1A
5.454% due 02/25/36	779	795
Series 2006-3 Class 1A1A
6.474% due 06/19/36	8,593	8,799
HSI Asset Securitization Corp. Trust
Series 2005-I1 Class 2A1
5.440% due 11/25/35	1,542	1,543
Impac CMB Trust (Ê)
Series 2004-3 Class 1A
5.570% due 06/25/34	155	155
Impac Secured Assets CMN Owner Trust
Series 2005-2 Class A1
5.650% due 03/25/36	2,085	2,089
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A2
5.099% due 09/25/35	493	480
Series 2005-AR2 Class 4A1
5.437% due 11/25/35	35	34
Series 2006-AR1 Class 1A1A (Ê)
5.410% due 11/25/46	800	800
Series 2006-AR3 Class 2A1A
6.410% due 03/25/36	11,345	11,589
Indymac Loan Trust (Ê)
Series 2004-L1 Class A1 (Þ)
5.610% due 07/25/09	301	301
Series 2005-L1 Class A
5.520% due 06/25/10	1,229	1,231
Series 2005-L2 Class A1
5.540% due 01/25/11	3,048	3,054
JP Morgan Alternative Loan Trust
Series 2006-A2 Class 3A1
5.925% due 05/25/36	4,206	4,256
Series 2006-A2 Class 5A1
6.360% due 05/25/36	2,383	2,394

Series 2006-A3 Class 1A2 (Ê)
5.400% due 07/25/36	2,021	2,018
Series 2006-A4 Class A4 (Ê)
5.400% due 08/25/36	1,545	1,545
Series 2006-A6 Class 1A2 (Ê)
5.390% due 11/25/36	2,335	2,335
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7 Class A3
4.449% due 01/12/38	1,250	1,219
Series 2004-LN2 Class A1
4.475% due 07/15/41	849	829
Series 2005-CB1 Class A1
4.520% due 08/12/37	1,336	1,321
Series 2005-CB1 Class A2
5.247% due 01/12/43	3,515	3,526
Series 2005-CB1 Class A4
4.895% due 09/12/37	80	78
Series 2005-FL1 Class A1 (Þ)(Ê)
5.430% due 02/15/19	1,225	1,225
Series 2005-LDP Class A1
5.035% due 12/15/44	4,443	4,431
4.116% due 03/15/46	639	628
Series 2005-LDP Class A3
4.959% due 08/15/42	915	902
5.208% due 12/15/44	3,925	3,931
Series 2005-LDP Class A3A1
4.871% due 10/15/42	860	847
Series 2005-LDP Class A4
4.918% due 10/15/42	900	877
5.179% due 12/15/44	1,940	1,939
Series 2006-CB1 Class A3A
5.491% due 12/12/44	1,875	1,900
Series 2006-CB1 Class A4
5.814% due 06/12/43	985	1,023
5.481% due 12/12/44	630	638
5.817% due 05/12/45	2,370	2,413
Series 2006-CB1 Class ASB
5.506% due 12/12/44	500	506
Series 2006-FL1 Class A1A
5.410% due 02/15/20	3,545	3,546
Series 2006-LDP Class A2
5.862% due 04/15/45	2,685	2,769
Series 2006-LDP Class A4
5.876% due 04/15/45	3,800	3,984
5.561% due 05/15/45	1,160	1,167
JP Morgan Mortgage Trust
Series 2005-A2 Class 3A1
4.909% due 04/25/35	1,520	1,502
Series 2005-A3 Class 6A1
4.913% due 06/25/35	2,226	2,195
Series 2005-A6 Class 2A2
4.977% due 08/25/35	1,554	1,537
Series 2006-A2 Class 1A1
5.473% due 04/25/36	2,442	2,433
Series 2006-A6 Class 3A1
6.165% due 10/25/36	4,058	4,085
LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	178	181
Series 2003-C3 Class A1

2.599% due 05/15/27	680	660
Series 2004-C2 Class A1
2.946% due 03/15/29	1,765	1,697
Series 2004-C4 Class A3
5.154% due 06/15/29	1,455	1,460
Series 2005-C3 Class A5
4.739% due 07/15/30	480	463
Series 2005-C3 Class AAB
4.664% due 07/15/30	600	584
Series 2006-C4 Class A4
5.900% due 06/15/38	430	452
Lehman Brothers Floating Rate Commercial Mortgage Trust (Ê)(Þ)
Series 2006-LLF Class A1
5.400% due 09/15/21	870	870
Lehman Mortgage Trust
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,605	1,609
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
5.630% due 11/25/35	1,569	1,574
Mach One Trust Commercial Mortgage-Backed (Þ)
Series 2004-1A Class A3
5.220% due 05/28/40	1,480	1,445
Mastr Adjustable Rate Mortgages Trust
Series 2006-2 Class 3A1
4.848% due 01/25/36	1,242	1,230
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.660% due 06/25/33	481	485
Series 2004-10 Class 5A6
5.750% due 09/25/34	690	690
Mastr Asset Securitization Trust
Series 2003-11 Class 6A8
5.820% due 12/25/33	1,063	1,068
Series 2003-7 Class 4A35 (Ê)
5.720% due 09/25/33	1,128	1,129
Series 2004-4 Class 2A2 (Ê)
5.770% due 04/25/34	452	452
Series 2005-2 Class 1A1
5.250% due 11/25/35	1,798	1,772
Mastr Reperforming Loan Trust (Å)
Series 2005-1 Class 1A1
6.000% due 08/25/34	823	825
Merrill Lynch Mortgage Investors, Inc.
5.619% due 07/12/34	4,300	4,300
Merrill Lynch Mortgage Trust
Series 2004-MKB Class A2
4.353% due 02/12/42	925	907
Series 2005-LC1 Class A1
5.017% due 01/12/44	1,621	1,617
Series 2005-LC1 Class A2
5.202% due 01/12/44	1,795	1,798
Series 2005-MKB Class A1
4.446% due 09/12/42	1,193	1,177
Series 2005-MKB Class A4
5.204% due 09/12/42	825	820
Series 2006-C1 Class A4
5.844% due 05/12/39	900	929
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3 Class A2

5.291% due 07/12/46	1,975	1,984
MLCC Mortgage Investors, Inc.
Series 2004-HB1 Class A2
5.930% due 04/25/29	216	216
Morgan Stanley Capital I
Series 2004-HQ3 Class A1
3.100% due 01/13/41	1,209	1,175
Series 2004-RR2 Class A2 (Þ)
5.450% due 10/28/33	1,575	1,555
Series 2005-HQ5 Class A4
5.168% due 01/14/42	1,150	1,140
Series 2005-HQ6 Class A4A
4.989% due 08/13/42	720	705
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	985	982
Series 2005-IQ9 Class A1
3.990% due 07/15/56	717	703
Series 2005-T17 Class A5
4.780% due 12/13/41	285	276
Series 2006-HQ8 Class A4
5.388% due 03/12/44	1,120	1,136
Series 2006-HQ9 Class A4
5.731% due 07/20/44	820	845
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class A3
6.200% due 07/15/33	297	298
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	905	928
Series 2006-3AR Class 2A3
5.901% due 03/25/36	812	820
Mortgage Capital Funding, Inc.
Series 1998-MC2 Class A2
6.423% due 06/18/30	1,293	1,307
Nomura Asset Securities Corp.
Series 1998-D6 Class A1B
6.590% due 03/15/30	978	993
Novastar NIMs Trust (Þ)
Series 2005-N1
4.777% due 10/26/35	68	68
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
5.720% due 02/25/34	104	104
Series 2004-CL1 Class 2A2 (Ê)
5.730% due 02/25/19	25	25
Series 2006-DR1 Class 2A2
6.000% due 11/25/36	2,900	2,880
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6
5.920% due 04/25/34	185	186
Series 2004-QS8 Class A4
5.720% due 06/25/34	916	920
Series 2005-QA1 Class A41
5.725% due 09/25/35	1,163	1,169
Series 2005-QA8 Class NB3
5.504% due 07/25/35	634	637
Series 2005-QO3 Class A1 (Ê)
5.730% due 10/25/45	1,909	1,915
Series 2006-QA1 Class A21
6.001% due 01/25/36	3,743	3,788

Series 2006-QO7 Class 3A2 (Ê)
5.535% due 09/25/46	1,940	1,939
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,810	1,823
Residential Asset Securities Corp.
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	243	243
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	1,063	1,067
Residential Funding Mortgage Securities II
Series 2003-S14 Class A5
5.720% due 07/25/18	568	570
Series 2003-S20 Class 1A7 (Ê)
5.820% due 12/25/33	161	161
Series 2003-S5 Class 1A2 (Ê)
5.770% due 11/25/18	539	542
Sequoia Mortgage Trust
Series 2004-3 Class A
5.670% due 04/20/34	1,341	1,341
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	433	453
Series 2000-10B Class 1
7.452% due 09/01/10	1,200	1,263
Small Business Administration Participation Certificates
Series 2005-20G Class 1
4.750% due 07/01/25	2,847	2,768
Structured Adjustable Rate Mortgage Loan Trust (Ê)
Series 2005-19X Class 1A1
5.650% due 10/25/35	1,476	1,482
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR6 Class 1A3
5.514% due 07/25/36	2,644	2,650
Structured Asset Securities Corp.
Series 2004-21X Class 1A3
4.440% due 12/25/34	1,515	1,494
Thornburg Mortgage Securities Trust
Series 2005-3 Class A3 (Ê)
5.590% due 10/25/35	2,174	2,176
Series 2006-1 Class A2 (Ê)
5.480% due 01/25/36	2,700	2,695
Series 2006-2 Class A1B
5.380% due 04/25/36	1,619	1,616
Series 2006-5 Class A1 (Ê)
5.450% due 08/25/36	1,968	1,964
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9 Class A1
3.291% due 12/15/35	1,295	1,261
Series 2005-C16 Class A2
4.380% due 10/15/41	1,510	1,480
Series 2005-C17 Class A1
4.430% due 03/15/42	3,089	3,049
Series 2005-C22 Class A3
5.461% due 12/15/44	2,685	2,701
Series 2006-WL7 Class A1 (Þ)(Ê)
5.490% due 08/11/18	3,100	3,100
Washington Mutual Alternative Mortgage
Pass-Through Certificates
Series 2005-4 Class CB11

5.500% due 06/25/35	375	368
Washington Mutual, Inc.
Series 2003-S9 Class A2
5.870% due 10/25/33	960	964
Series 2004-AR1 Class A1B1 (Ê)
5.665% due 11/25/34	234	235
Series 2005-AR1 Class 1A1
4.839% due 10/25/35	991	978
Series 2005-AR1 Class A1A1 (Ê)
5.614% due 10/25/45	1,975	1,986
Series 2005-AR1 Class A1A2
5.620% due 11/25/45	2,023	2,031
5.610% due 12/25/45 (Ê)	1,204	1,209
5.620% due 12/25/45	2,254	2,260
Series 2005-AR1 Class A1C1
5.510% due 12/26/45	382	382
Series 2005-AR6 Class B3 (Ê)
5.980% due 04/25/45	588	587
Series 2006-AR1 Class 2A (Ê)
5.777% due 09/25/46	797	797
Wells Fargo Mortgage Backed Securities Trust
Series 2006-2 Class 2A3
5.500% due 03/25/36	1,247	1,246
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	1,020	1,012
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.615% due 08/25/36	2,401	2,398

		1,096,194

Municipal Bonds - 0.2%
Badger TOB Asset Securitization Corp. Revenue
Bonds, weekly demand
6.375% due 06/01/32	700	760
Golden State Tobacco Securitization Corp.
Revenue Bonds, weekly demand
5.000% due 06/01/21	505	507
New York City Municipal Water Finance Authority
Revenue Bonds, weekly demand
4.750% due 06/15/38	1,700	1,741
Tobacco Settlement Financing Corp. Revenue
Bonds, weekly demand
5.500% due 06/01/26	1,500	1,599

		4,607

Non-US Bonds - 0.2%
Bundesrepublik Deutschland
Series 04
3.750% due 01/04/15	EUR 1,110	1,420
Canadian Government Bond
4.000% due 12/01/31	CAD 721	944
General Motors Corp.
8.375% due 07/05/33	EUR 90	106
Poland Government Bond
Series 0509
6.000% due 05/24/09	PLN 2,840	963
Quebec Residual
Zero coupon STRIP
0.000% due 12/01/36	CAD 1,200	263

		3,696

United States Government Agencies - 4.5%
Fannie Mae

3.500% due 03/28/08	1,925	1,887
2.500% due 06/15/08 (Ñ)	4,270	4,110
4.875% due 04/15/09	7,555	7,557
7.250% due 01/15/10 (Ñ)	3,965	4,242
3.875% due 02/15/10 (Ñ)	1,630	1,581
4.750% due 04/19/10	3,845	3,806
4.125% due 05/15/10 (Ñ)	625	610
7.125% due 06/15/10 (Ñ)	1,000	1,074
4.250% due 08/15/10	11,230	10,989
5.125% due 04/15/11	5,960	6,018
Zero coupon due 07/05/14	2,570	1,771
5.250% due 03/24/15	730	721
5.000% due 04/26/17	1,755	1,697
Zero coupon due 06/01/17 (Ñ)	2,180	1,282
6.625% due 11/15/30 (Ñ)	750	905
6.210% due 08/06/38	240	279
Federal Farm Credit Bank (Ñ)
5.125% due 08/25/16	1,010	1,025
Federal Home Loan Bank System
5.000% due 09/18/09 (Ñ)	9,505	9,554
5.375% due 08/19/11 (Ñ)	330	337
5.375% due 05/15/19 (Ñ)	500	510
5.125% due 08/15/19	420	422
5.500% due 07/15/36	840	887
Series 567
4.375% due 09/17/10	400	393
Series VB15
5.000% due 12/21/15	1,920	1,920
Financing Corp.
Principal Only STRIP
Zero coupon due 05/11/16	185	116
Zero coupon due 06/06/16	545	340
Zero coupon due 12/27/16	645	391
Zero coupon due 10/06/17	710	413
Zero coupon due 10/06/17	345	201
Zero coupon due 11/30/17	395	228
Zero coupon due 11/30/17	1,170	675
Zero coupon due 04/06/18	785	444
Zero coupon due 11/02/18	1,105	606
Zero coupon due 02/08/18	155	88
Zero coupon due 05/11/18	90	51
Zero coupon due 08/03/18	1,455	809
Zero coupon due 12/06/18	765	417
Zero coupon due 12/27/18	1,620	880
Zero coupon due 04/05/19	875	468
Zero coupon due 09/26/19	1,340	699
Freddie Mac
4.000% due 12/15/09 (Ñ)	4,515	4,404
6.875% due 09/15/10 (Ñ)	950	1,016
5.625% due 03/15/11 (Ñ)	910	937
4.500% due 11/15/11	1,095	1,076
5.750% due 01/15/12 (Ñ)	3,195	3,320
5.125% due 07/15/12 (Ñ)	4,210	4,256
4.875% due 11/15/13 (Ñ)	3,250	3,236
5.050% due 01/26/15 (Ñ)	1,485	1,478
5.250% due 04/18/16	265	271
5.500% due 07/18/16 (Ñ)	1,880	1,956
6.750% due 03/15/31	130	160
5.625% due 11/23/35	720	703
Tennessee Valley Authority

6.150% due 01/15/38	2,145	2,491

		95,707

United States Government Treasuries - 16.4%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11 (Ñ)	3,663	3,643
3.375% due 01/15/12	2,647	2,767
2.000% due 07/15/14 (Ñ)	8,064	7,855
1.625% due 01/15/15 (Ñ)	160	151
1.875% due 07/15/15 (Ñ)	3,795	3,654
2.500% due 07/15/16	2,948	2,990
2.375% due 01/15/25 (Ñ)	6,111	6,186
2.000% due 01/15/26	3,575	3,417
3.625% due 04/15/28 (Ñ)	630	778
United States Treasury Notes
4.375% due 12/31/07	22,425	22,298
3.000% due 02/15/08 (Ñ)	130	127
3.375% due 02/15/08 (Ñ)	1,335	1,311
3.750% due 05/15/08 (Ñ)	770	759
3.125% due 09/15/08 (Ñ)	8,925	8,676
4.375% due 11/15/08	17,080	16,975
3.250% due 01/15/09 (Ñ)	17,630	17,116
3.875% due 05/15/09 (Ñ)	580	570
4.000% due 06/15/09 (Ñ)	6,630	6,529
3.375% due 10/15/09	3,000	2,900
3.625% due 01/15/10 (Ñ)	12,010	11,664
4.000% due 03/15/10 (Ñ)	18,665	18,324
4.000% due 04/15/10 (Ñ)	230	226
4.125% due 08/15/10	1,560	1,536
3.875% due 09/15/10 (Ñ)	6,680	6,515
4.375% due 12/15/10	6,630	6,581
4.500% due 02/28/11	880	878
4.875% due 04/30/11 (Ñ)	21,565	21,822
4.625% due 08/31/11 (Ñ)	3,400	3,407
4.375% due 08/15/12	8,875	8,794
4.000% due 11/15/12 (Ñ)	9,925	9,630
4.250% due 08/15/13 (Ñ)	8,095	7,938
12.000% due 08/15/13 (Ñ)	315	354
4.250% due 11/15/13 (Ñ)	6,320	6,194
4.750% due 05/15/14 (Ñ)	7,655	7,732
13.250% due 05/15/14 (Ñ)	510	614
12.500% due 08/15/14 (Ñ)	760	915
4.250% due 11/15/14 (Ñ)	3,985	3,893
4.125% due 05/15/15 (Ñ)	13,280	12,841
4.250% due 08/15/15 (Ñ)	6,475	6,312
5.125% due 05/15/16 (Ñ)	11,445	11,897
8.750% due 05/15/17 (Ñ)	1,765	2,360
8.875% due 08/15/17 (Ñ)	1,050	1,421
8.125% due 08/15/19 (Ñ)	7,130	9,419
8.125% due 08/15/21 (Ñ)	13,475	18,185
Principal Only STRIP
Zero Coupon due 11/15/21 (Ñ)	3,640	1,760
7.125% due 02/15/23 (Ñ)	13,690	17,232
6.000% due 02/15/26 (Ñ)	14,310	16,423
6.125% due 08/15/29 (Ñ)	2,370	2,806
5.375% due 02/15/31 (Ñ)	6,980	7,579
4.500% due 02/15/36	18,985	18,325

		352,279

Total Long-Term Investments
(cost $2,132,020)		2,138,364

Preferred Stocks - 0.2%

Auto and Transportation - 0.0%
General Motors Corp.	18,625	385

Financial Services—0.2%
DG Funding Trust (Ê)(Å)	240	2,553

Total Preferred Stocks
(cost $2,878)		2,938

	Notional Amount $
Options Purchased - 0.0%

(Number of Contracts)
Eurodollar Futures
Dec 2006 91.75 Put (92)	21,103	1
Dec 2006 92.00 Put (191)	43,930	1
Dec 2006 92.25 Put (192)	44,280	1
Dec 2006 92.50 Put (384)	88,800	3
Dec 2006 93.38 Put (42)	9,400	—
Dec 2006 94.13 Put (150)	35,297	1
Dec 2007 91.25 Put (515)	117,484	3
Jun 2007 91.25 Put (185)	42,203	1
Sep 2007 90.50 Put (200)	45,250	1
Sep 2007 90.75 Put (166)	37,661	1
Sep 2007 91.00 Put (60)	13,650	—
Sep 2007 91.25 Put (198)	45,169	1
US Treasury Notes
10 Year Futures
Nov 2006 102.03 (USD) Call (100)	10,203	—
Nov 2006 107.00 (USD) Put (8)	856	1

Total Options Purchased
(cost $26)		15

	Principal Amount ($) or Shares
Short-Term Investments - 15.4%
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	100	100
AT&T Wireless Services, Inc.
7.500% due 05/01/07	3,650	3,687
AT&T, Inc. (Þ)
4.214% due 06/05/07	1,100	1,092
Bank of America Corp. (ž)
5.275% due 12/01/06	400	396
Bank of Ireland Governor & Co. (ç)(ž)
5.260% due 12/05/06	10,800	10,746
Barclays US Funding Corp (ç)(ž)
5.300% due 11/15/06	10,600	10,578
Barclays US Funding Corp. (ç)(ž)
5.275% due 11/21/06	1,200	1,196
ChevronTexaco Capital Co.
3.500% due 09/17/07	590	581
CIT Group, Inc.
5.605% due 02/15/07 (Ê)	2,000	2,001
5.750% due 09/25/07	155	155
Countrywide Home Loans, Inc.
Series MTNK
5.500% due 02/01/07	110	110

Danske Corp. (ç)(ž)
5.270% due 12/27/06	1,300	1,289
Danske Corp. (ž)
5.240% due 01/30/07	11,500	11,349
Duke Energy Field Services LLC
5.750% due 11/15/06	60	60
Fannie Mae (ž)
5.130% due 06/25/07 (§)	500	484
Ford Motor Credit Co. (Ê)
6.340% due 03/21/07	1,800	1,799
Fortis Bank (ž)
5.265% due 04/28/07	1,900	1,899
France Treasury Bill BTF
Zero coupon due 11/02/06	EUR 1,130	1,442
Zero coupon due 12/21/06	EUR 2,400	3,049
General Electric Capital Corp.
5.250% due 01/16/07 (ž)	7,900	7,813
5.480% due 03/09/07 (Ê)	2,200	2,201
GMAC LLC
6.125% due 08/28/07	970	967
Golden West Financial Corp.
4.125% due 08/15/07	220	218
Goldman Sachs Group, Inc. (Ê)
Series MTNB
5.467% due 03/30/07	2,000	2,001
Government of Canada (ç)(ž)
Zero Coupon due 12/15/06	340	338
Harrah’s Operating Co., Inc.
7.125% due 06/01/07	1,040	1,045
HBOS Treasury Services PLC (§)(ž)
5.365% due 11/01/06	7,500	7,500
HSBC Finance Corp. (Ê)
5.590% due 02/09/07	2,000	2,001
IXIS Corp. (ç)(ž)
5.270% due 11/08/06	10,600	10,589
Metropolitan Life Global
Funding I (Ê)(Þ)
5.460% due 03/16/07	2,000	2,001
Morgan Stanley (Ê)
5.512% due 01/12/07	2,000	2,001
Rabobank USA Financial Corp. (ç)(ž)
5.300% due 11/01/06	10,000	10,000
Russell Investment Company
Money Market Fund	160,036,031	160,036
Skandinaviska Enskilda Banken (ç)(ž)
5.255% due 12/08/06	1,400	1,392
Societe Generale NA (ž)
5.290% due 12/18/06	8,000	7,945
5.245% due 01/08/07	3,200	3,168
Sprint Capital Corp.
6.000% due 01/15/07	1,225	1,226
TELUS Corp.
7.500% due 06/01/07	1,070	1,082
Total SA (ç)(ž)
5.290% due 11/01/06	11,700	11,700
UBS Financial Del LLC (ž)
5.265% due 11/16/06 (ç)	1,300	1,297
5.280% due 11/16/06 (ç)	8,800	8,781
5.245% due 01/08/07	1,100	1,089
United States Treasury Bills (ž)(§)

5.093% due 11/30/06 (ç)	1,485	1,479
4.898% due 12/07/06 (ç)	500	498
4.937% due 12/14/06 (ç)	1,425	1,417
4.961% due 02/15/07	75	74
5.035% due 02/15/07	220	217
5.131% due 02/15/07	150	148
United States Treasury Notes (Ñ)
2.875% due 11/30/06	13,210	13,185
3.000% due 12/31/06	4,510	4,493
3.125% due 05/15/07	1,805	1,787
4.375% due 05/15/07	4,185	4,170
6.625% due 05/15/07	1,920	1,936
Westpac Banking Corp. (ç)(ž)
5.265% due 11/17/06	1,800	1,795

Total Short-Term Investments (cost $329,722)		329,603

Other Securities - 20.8%
Russell Investment Company
Money Market Fund (×)	114,398,091	114,398
State Street Securities Lending Quality Trust (×)	331,414,043	331,414

Total Other Securities (cost $445,812)		445,812
Total Investments - 136.3% (identified cost $2,910,458)		2,916,732
Other Assets and Liabilities, Net - (36.3%)		(776,901)

Net Assets - 100.0%		2,139,831

Amount in thousands Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures expiration date 0607 (33)	10,121	(9)
Eurodollar Futures (CME) expiration date 1206 (180)	42,586	(277)
expiration date 0307 (625)	148,094	(351)
expiration date 0607 (549)	130,319	(103)
expiration date 0907 (1,238)	294,412	261
expiration date 1207 (939)	223,588	478
expiration date 0308 (15)	3,572	1
LIBOR Futures expiration date 0607 (14)	3,159	(4)
expiration date 0907 (26)	5,868	(6)
expiration date 1207 (40)	9,030	(7)
expiration date 0308 (10)	2,259	(2)
expiration date 0608 (8)	1,808	(1)
expiration date 0908 (11)	2,486	(2)
United States Treasury Bonds expiration date 1206 (90)	10,139	163
United States Treasury
2 Year Notes expiration date 1206 (221)	45,174	59
United States Treasury
5 Year Notes expiration date 1206 (638)	67,349	403
United States Treasury
10 Year Notes expiration date 1206 (394)	42,638	420
Short Positions

Eurodollar Futures (CME)
expiration date 03/08 (19)	4,526	(27)
United States Treasury Bonds
expiration date 12/06 (141)	15,885	(258)
United States Treasury
10 Year Notes
expiration date 12/06 (194)	20,994	(265)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		473

Options Written (Number of Contracts)/	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (38)	9,025	(35)
Mar 2007 94.75 Put (12)	2,843	(3)
Mar 2007 95.25 Put (14)	3,334	(17)
United States Treasury Bonds
Nov 2006 111.00 Call (23)	2,553	(40)
Nov 2006 104.00 Put (23)	2,392	(1)
Nov 2006 105.00 Put (1)	105	—
Feb 2007 109.00 Put (27)	2,943	(10)
Federal National Mortgage Association
Nov 2006 100.40 Call (1)	30,120	—
United States Treasury Notes
2 Year Futures
Nov 2006 101.75 Put (483)	98,290	(15)
10 Year Futures
Nov 2006 105.00 Call (28)	2,940	(90)
Nov 2006 106.00 Call (21)	2,226	(47)
Nov 2006 109.00 Call (15)	1,635	(2)
Feb 2007 110.00 Call (16)	1,760	(6)
Nov 2006 106.00 Put (15)	1,590	—

Total Liability for Options Written (premiums received $208)		(266)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 1,066	AUD 1,401	11/07/06	18
USD 945	CAD 1,068	11/07/06	6
USD 2,932	CAD 3,260	11/07/06	(28)
USD 517	CAD 589	11/30/06	8
USD 363	CNY 2,809	03/19/07	(2)
USD 1,396	EUR 1,112	11/07/06	24
USD 1,445	EUR 1,130	11/20/06	(1)
USD 702	EUR 550	03/23/07	4
USD 491	GBP 264	11/30/06	12
USD 4,103	JPY 467,350	11/15/06	(99)
USD 4,114	JPY 467,350	11/15/06	(109)
USD 838	JPY 97,000	12/20/06	(3)
USD 3,499	JPY 406,750	12/20/06	3
USD 2,870	JPY 338,388	02/07/07	63
USD 978	PLN 3,025	11/07/06	20
USD 131	SGD 208	11/27/06	2
USD 128	TWD 4,140	11/22/06	(3)
AUD 1,401	USD 1,057	11/07/06	(28)
CAD 3,260	JPY 338,388	11/07/06	26
CAD 3,260	JPY 338,388	11/07/06	(33)
CAD 1,068	USD 955	11/07/06	3
CAD 1,068	USD 948	02/07/07	(6)
EUR 1,130	USD 1,443	11/02/06	1
EUR 192	USD 246	11/07/06	1
EUR 920	USD 1,170	11/07/06	(5)
EUR 2,108	USD 2,683	12/08/06	(13)
EUR 1,112	USD 1,402	02/07/07	(25)
JPY 338,388	USD 2,834	11/07/06	(62)
JPY 89,800	USD 778	12/20/06	7
PLN 3,025	USD 981	11/07/06	(17)
PLN 3,025	USD 981	02/07/07	(20)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			(256)

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD 1,100	5.000%	Three Month LIBOR	12/20/36	(42)
Barclays Bank PLC	GBP 7,700	5.000%	Six Month LIBOR	06/15/07	(13)
Barclays Bank PLC	USD 8,300	5.000%	Three Month LIBOR	12/20/08	(6)
BNP Paribas	EUR 1,300	2.090%	Consumer Price Index (France)	10/15/10	18
Deutsche Bank AG	USD 1,000	5.000%	Three Month LIBOR	12/20/36	(38)
Goldman Sachs	USD 500	5.000%	Three Month LIBOR	12/20/36	(19)
Lehman Brothers	GBP 4,200	4.500%	Six Month LIBOR	09/20/09	(109)
Lehman Brothers	EUR 2,100	4.000%	Six Month LIBOR	12/15/11	15
Lehman Brothers	USD 500	5.000%	Three Month LIBOR	12/15/35	(15)
Merrill Lynch	GBP 10,500	4.500%	Six Month LIBOR	09/20/09	(273)
Merrill Lynch	GBP 200	Six Month LIBOR	4.000%	12/15/35	(6)
Morgan Stanley	EUR 1,900	6.000%	Six Month LIBOR	06/18/34	439
Royal Bank of Scotland	USD 7,900	5.000%	Three Month LIBOR	12/20/36	(397)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($292)					(446)

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Russian Federation	JP Morgan	200	0.460%	06/20/07	—
American International Group	JP Morgan	3,200	0.050%	12/20/07	1

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($0)					1

See accompanying notes which are an integral part of the financial statements.

Diversified Bond Fund

Presentation of Portfolio Holdings—October 31, 2006 (Unaudited)

Categories	of% Net Assets
Asset-Backed Securities	8.1
Corporate Bonds and Notes	15.5
International Debt	3.5
Loan Agreements	0.3
Mortgage-Backed Securities	51.2
Municipal Bonds	0.2
Non-US Bonds	0.2
United States Government Agencies	4.5
United States Government Treasuries	16.4
Preferred Stocks	0.2
Options Purchased	—	*
Short-Term Investments	15.4
Other Securities	20.8

Total Investments Other Assets and Liabilities, Net	136.3 (36.3)

	100.0

Futures Contracts Options Written Foreign Currency Exchange Contracts Interest Rate Swap Contracts Credit Default Swap Contracts	— — — — —	* * * * *

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Diversified Bond Fund

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Russell Investment Company

Multistrategy Bond Fund

Portfolio Management Discussion—October 31, 2006 (Unaudited)

Multistrategy Bond Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	4.82%
5 Years	4.79	%§
10 Years	5.93	%§

Multistrategy Bond Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	4.57%
5 Years	4.51	%§
10 Years	5.71	%§

Multistrategy Bond Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	3.80%
5 Years	3.75	%§
10 Years	5.11	%§

Lehman Brothers Aggregate Bond Index**

Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51	%§
10 Years	6.26	%§

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Multistrategy Bond Fund Class S, Class E and Class C Shares gained 4.82%, 4.57% and 3.80%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) BBB Rated Fixed Income Funds Average returned 5.33%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have done well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries looked to have started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

With greater exposure to high yield and emerging market debt relative to the Index, there was value added to Fund performance from these sectors as they continued to perform strongly. Over the year the Fund’s allocation to high yield bonds ranged from 3.5% to 4.5% and the allocation to emerging market debt ranged from  1/2% to 1%. Additionally, a very small exposure to non-dollar securities in the most recent quarter detracted from performance as the U.S. dollar strengthened versus many other currencies, which was contrary to the Fund’s money managers’ views.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Overall, the Fund’s underperformance compared to its benchmark was largely due to the Fund’s operating expenses which are reflected in its performance. The benchmark returns do not include any expenses.

With a tilt to be short in duration over the year expecting interest rates to generally rise, the Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Delaware Management Company was the best performer because of its significant overweight to high yield and emerging market debt. Believing that high valuations that included a market in search of yield would lead to a continued premium for these bonds, Delaware overweighted high yield and emerging markets debt. Bear Stearns Asset Management Inc. also did well due to its overweight to corporate bonds and strong security selection within this sector.

Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds, which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Morgan Stanley Investment Management Inc. lagged the benchmark due to its view that rates across the curve would rise. Morgan Stanley also struggled with security selection within the mortgage sector, believing prepayments would slow and paying a premium for high coupon securities, which subsequently prepaid at par.

Describe any changes to the Fund’s structure or the money manager line-up.

In June, Goldman Sachs Asset Management, L.P. was added as a money manager for the Fund. The goal of this addition was to further diversify the Fund as well as add a bond money manager with diversified skills in modest duration management, sector rotation, security selection within traditional and riskier sectors, and capabilities in non-dollar bond markets.

Money Managers as of October 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Sector Rotation
Delaware Management Company, a series of Delaware Management Business Trust	Sector Rotation
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Morgan Stanley Investment Management, Inc.	Fully Discretionary
Pacific Investment Management Company, LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
‡	The Fund first issued Class E Shares on September 11, 1998. The returns shown for Class E Shares prior to September 11, 1998 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to September 11, 1998 and the performance of the Class E Shares from September 11, 1998 to January 26, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example—October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,036.20	$1,016.03
Expenses Paid During Period*	$9.34	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,040.00	$1,019.81
Expenses Paid During Period*	$5.50	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,041.20	$1,021.07
Expenses Paid During Period*	$4.22	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Multistrategy Bond Fund

Schedule of Investments—October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 85.1%
Asset-Backed Securities - 6.8%
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.620% due 07/25/34	366	367
ACE Securities Corp. (Ê)
Series 2004-IN1 Class A1
5.650% due 05/25/34	814	817
Series 2005-SD3 Class A
5.720% due 08/25/45	2,291	2,293
Series 2006-HE2 Class A2A
5.390% due 05/25/36	2,073	2,074
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.970% due 01/25/34	805	813
Series 2005-4 Class 1A1
5.440% due 10/25/35	842	842
Alliance Capital Funding LLC (Þ)
Series 1998-1 Class A3
5.840% due 02/15/10	8	7
American Airlines, Inc.
6.817% due 11/23/12	530	531
7.377% due 05/23/19	539	518
6.977% due 05/23/21	211	204
American Express Credit Account Master Trust (Ê)
Series 2002-1 Class A
5.440% due 09/15/09	1,600	1,601
Series 2002-2 Class A
5.440% due 11/16/09	2,175	2,177
Series 2002-3 Class A
5.430% due 12/15/09	5,500	5,504
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.820% due 02/25/33	450	451
Series 2004-R10 Class A5
5.710% due 11/25/34	412	412
Series 2004-R8 Class A5
5.700% due 09/25/34	1,519	1,521
Series 2006-R1 Class A2C
5.520% due 08/01/16	820	821
Bank One Issuance Trust (Ê)
Series 2003-A3 Class A3
5.440% due 12/15/10	3,800	3,806
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	1,090	1,093

Bear Stearns Asset Backed Securities, Inc. (Ê)
Series 2004-BO1 Class 1A1
5.530% due 09/25/34	505	506
Series 2005-AQ1 Class 2A1
5.550% due 03/25/35	1,074	1,074
Series 2005-HE8 Class A1
5.450% due 08/25/35	474	474
Capital Auto Receivables Asset Trust
Series 2003-3 Class A3B (Ê)
5.410% due 01/15/08	489	489
Series 2004-2 Class A2
3.350% due 02/15/08	656	652
Carrington Mortgage Loan Trust (Ê)
Series 2005-NC4 Class A1
5.474% due 09/25/35	597	598
Cendant Timeshare Receivables Funding LLC (Þ)
Series 2004-1A Class A1
3.670% due 05/20/16	160	156
Citibank Credit Card Issuance Trust
Series 2000-A3 Class A3
6.875% due 11/16/09	900	915
Citifinancial Mortgage Securities, Inc.
Series 2003-4 Class AF3
3.221% due 10/25/33	44	43
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-NC1 Class A2A
5.394% due 08/25/36	2,259	2,260
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3
3.989% due 02/25/31	505	500
Series 2004-BC1 Class M1 (Ê)
5.820% due 02/25/34	545	548
Series 2005-16 Class 2AF1 (Ê)
5.480% due 05/25/36	1,922	1,923
Series 2005-AB3 Class 2A1 (Ê)
5.450% due 02/25/36	922	922
Series 2006-11 Class 1AF3
6.050% due 09/25/46	870	882
Series 2006-11 Class 1AF4
6.300% due 09/25/46	1,250	1,279
Series 2006-13 Class 1AF3
5.944% due 05/25/33	905	914
Series 2006-15 Class A3
5.689% due 10/25/46	690	694
Series 2006-3 Class 2A2 (Ê)
5.510% due 02/25/36	1,790	1,793
Series 2006-S3 Class A2
6.085% due 06/25/21	1,380	1,397
Series 2006-S6 Class A2
5.519% due 03/25/34	1,365	1,366
Countrywide Home Equity Loan Trust (Ê)
Series 2006-H Class 2A1B
5.476% due 11/15/36	6,000	6,002
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB1 Class AF2
4.090% due 12/25/35	894	888
Series 2005-CB4 Class AV1 (Ê)
5.430% due 08/25/35	601	600
Series 2005-CB5 Class AV1 (Ê)
5.440% due 08/25/35	521	521

Series 2005-CB8 Class AF1B
5.451% due 12/25/35	622	619
Series 2006-CB5 Class A1 (Ê)
5.384% due 06/25/36	2,039	2,039
Series 2006-SL1 Class A2 (Þ)
5.556% due 09/25/36	1,240	1,241
Dunkin Securitization (Þ)
Series 2006-1 Class A2
5.779% due 06/20/31	1,045	1,063
Entergy Gulf States, Inc. (Ê)
5.800% due 12/01/09	335	334
Fannie Mae Grantor Trust
Series 2003-T4 Class 2A5
4.907% due 09/26/33	1,502	1,491
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2005-FF7 Class A2
5.485% due 07/25/35	667	668
Series 2006-FF1 Class A2
5.374% due 07/25/36	2,106	2,106
Series 2006-FF2 Class A2
5.455% due 02/25/36	1,822	1,822
Fremont Home Loan Trust (Ê)
Series 2005-E Class 2A1
5.420% due 01/25/36	390	390
Series 2006-3 Class 2A1
5.390% due 02/27/37	1,200	1,199
Series 2006-A Class 2A1
5.380% due 05/25/36	1,372	1,372
GE Capital Credit Card Master Note Trust (Ê)
Series 2004-1 Class A
5.380% due 06/15/10	1,500	1,501
Series 2004-2 Class A
5.370% due 09/15/10	1,950	1,951
GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class A
5.400% due 07/20/09	1,900	1,901
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	1,463	1,448
GSAA Home Equity Trust
Series 2006-4 Class 1A2
5.977% due 03/25/36	1,667	1,674
GSAA Trust (Ê)
Series 2006-2 Class 2A3
5.590% due 12/25/35	1,890	1,894
GSAMP Trust
Series 2003-HE2 Class M1 (Ê)
5.970% due 08/25/33	975	978
Series 2005-HE4 Class A2A (Ê)
5.444% due 08/25/35	442	442
Series 2006-HE4 Class A2A (Ê)
5.394% due 06/25/36	2,391	2,392
Series 2006-S3 Class A1
6.085% due 05/25/36	499	498
Harley-Davidson Motorcycle Trust
Series 2004-2 Class A1
2.180% due 01/15/09	92	91
Heritage Property Investment Trust
5.125% due 04/15/14	1,000	977
Home Equity Asset Trust (Ê)

Series 2003-5 Class M1
6.020% due 12/25/33	1,425	1,432
Series 2005-2 Class 2A2
5.520% due 07/25/35	929	930
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A
5.478% due 06/28/36	2,758	2,758
Irwin Home Equity Loan Trust (Ê)
Series 2005-1 Class 2A1
5.464% due 06/25/35	760	760
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2
4.660% due 07/25/35	921	922
Series 2006-11 Class 1A1
5.404% due 06/25/46	5,086	5,089
Series 2006-16N Class A1A
5.410% due 11/25/46	2,200	2,200
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.610% due 10/25/34	384	384
Series 2006-9 Class 2A1
5.390% due 10/25/36	6,300	6,299
Master Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
6.970% due 08/25/33	306	307
MBNA Master Credit Card Trust (Ê)
Series 2002-A10 Class A10
5.470% due 02/16/10	2,175	2,178
MBNA Master Credit Card Trust (Ê)
Series 2000-D Class A
5.530% due 09/15/09	2,925	2,928
MBNA Master Credit Card Trust
Series 2000-E Class A
7.800% due 10/15/12	600	655
Merrill Auto Trust Securitization (Ê)
Series 2005-1 Class A2B
5.334% due 04/25/08	623	623
Merrill Lynch Mortgage Investors, Inc.
Series 2005-NCB Class A1A
5.451% due 07/25/36	208	207
Series 2006-AR1 Class A2C (Ê)
5.484% due 03/25/37	1,580	1,581
Mid-State Trust
Series 2003-11 Class A1
4.864% due 07/15/38	151	146
Series 2004-1 Class A
6.005% due 08/15/37	201	204
Series 2005-1 Class A
5.745% due 01/15/40	198	198
Series 2006-1 Class A (Å)
5.787% due 10/15/40	1,670	1,670
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
7.420% due 09/25/33	746	752
Series 2006-HE7 Class A2A
5.424% due 09/25/36	6,200	6,200
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A
5.726% due 10/25/36	1,035	1,036
Nationstar Home Equity Loan Trust (Ê)

Series 2006-B Class AV1
5.400% due 09/25/36	2,500	2,500
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
5.850% due 02/25/35	1,205	1,211
Northwest Airlines, Inc. (ø)
7.041% due 04/01/22	446	444
NWA Trust (ø)
Series 1995-2 Class A
9.250% due 06/21/14	842	869
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
7.020% due 04/25/33	411	414
Series 2003-3 Class M3
7.320% due 06/25/33	264	267
Series 2003-4 Class M2
6.970% due 07/25/33	730	735
Series 2005-4 Class A3
5.584% due 11/25/35	1,605	1,609
Ownit Mortgage Loan Asset Backed Certificates
Series 2006-2 Class A2B
5.633% due 01/25/37	470	470
Park Place Securities, Inc. (Ê)
Series 2005-WCW Class M1
5.770% due 09/25/35	1,195	1,201
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2
3.914% due 05/25/35	404	401
Series 2005-6 Class A3
5.680% due 01/25/36	1,290	1,289
Power Contract Financing LLC (Þ)
6.256% due 02/01/10	520	523
Quest Trust (Ê)(Þ)
Series 2005-X2 Class A1
5.410% due 12/25/35	152	152
RAAC Series (Ê)
Series 2006-SP1 Class A1
5.424% due 09/25/45	1,197	1,197
Renaissance Home Equity Loan Trust
Series 2004-4 Class AF2
3.856% due 02/25/35	159	158
Series 2005-1 Class M1
5.357% due 05/25/35	565	557
Series 2005-2 Class AF2
4.361% due 08/25/35	1,385	1,372
Series 2005-2 Class AF4
4.934% due 08/25/35	610	600
Series 2005-4 Class A2
5.399% due 02/25/36	575	573
Series 2005-4 Class A3
5.565% due 02/25/36	360	361
Series 2006-1 Class AF6
5.746% due 05/25/36	1,020	1,032
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	1,160	1,175
Series 2004-RZ2 Class AI3
4.300% due 01/25/31	366	362
Series 2006-RZ3 Class A1 (Ê)
5.394% due 08/25/36	2,407	2,407

Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê)
5.780% due 09/25/31	241	241
Series 2003-KS1 Class M2 (Ê)
7.070% due 01/25/33	352	353
Series 2003-KS2 Class MI1
4.800% due 04/25/33	2,540	2,490
Saxon Asset Securities Trust (Ê)
Series 2005-2 Class A2A
5.414% due 10/25/35	50	50
Series 2006-3 Class A1
5.382% due 11/25/36	885	885
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2006-WM1 Class A2A
5.394% due 12/25/35	977	977
Sharps SP I, LLC
7.000% due 01/25/34	61	43
SLM Student Loan Trust (Ê)
Series 2006-9 Class A1
5.338% due 10/25/12	4,400	4,399
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/01/10	72	76
Small Business Administration Participation
Certificates
7.500% due 04/01/17	1,504	1,574
Soundview Home Equity Loan Trust
Series 2006-WF1 Class A2
5.645% due 10/25/36	2,125	2,125
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC2 Class A2A
5.429% due 12/25/35	163	163
Structured Asset Investment Loan Trust (Ê)
Series 2005-3 Class M2
5.760% due 04/25/35	675	678
Series 2005-HE1 Class A1
5.424% due 07/25/35	475	475
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR7 Class A2A
5.560% due 08/25/36	2,272	2,275
Structured Asset Securities Corp.
Series 2001-SB1 Class A2
3.375% due 08/25/31	492	441
Series 2004-16X Class A2
4.910% due 08/25/34	581	578
Series 2004-19X Class A2
4.370% due 10/25/34	2,125	2,102
Series 2005-GEL Class A (Ê)
5.674% due 12/25/34	980	981
Series 2005-S2 Class A2 (Ê)
5.524% due 06/25/35	1,981	1,982
Series 2006-BC3 Class A2 (Ê)
5.370% due 10/25/36	2,000	2,000
Tenaska Alabama II Partners, LP (Þ)
6.125% due 03/30/23	467	475
Tenaska Alabama Partners, LP (Þ)
7.000% due 06/30/21	—	—
Terwin Mortgage Trust (Ê)
Series 2005-12A Class AF1
5.504% due 07/25/36	1,019	1,019

Series 2005-8HE Class A1 (Þ)
5.449% due 07/25/35	210	210
TXU Electric Delivery Transition Bond Co.
Series 2004-1 Class A2
4.810% due 11/17/14	300	296
Washington Mutual
5.504% due 11/25/46	2,000	2,000
Washington Mutual Mortgage Pass-Through
Certificates (Ê)
Series 2006-AR6 Class 1A
5.588% due 07/25/46	1,680	1,682
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	1,887	1,887
World Financial Properties (Þ)
6.910% due 09/01/13	609	640
6.950% due 09/01/13	180	189

		177,963

Corporate Bonds and Notes - 15.7%
Abbott Laboratories
5.600% due 05/15/11	1,140	1,162
5.875% due 05/15/16	575	598
Abitibi-Consolidated Finance, LP (Ñ)
7.875% due 08/01/09	960	941
Ace Capital Trust II
9.700% due 04/01/30	1,050	1,434
AIG SunAmerica Global Financing VI (Þ)
6.300% due 05/10/11	1,490	1,558
Alamosa Delaware, Inc.
8.500% due 01/31/12	600	638
Allied Waste North America, Inc.
Series B
7.125% due 05/15/16	500	495
Altria Group, Inc. (Ñ)
7.750% due 01/15/27	450	552
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	1,250	1,272
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	100	100
American Express Bank (Ê)
Series BKNT
5.330% due 10/16/08	1,800	1,799
American Express Co.
6.800% due 09/01/66	600	638
American Express Credit Corp. (Ê)
5.380% due 03/02/09	1,800	1,801
American General Finance Corp.
4.875% due 05/15/10 (Ñ)	1,300	1,282
Series MTNH
4.625% due 09/01/10	45	44
Series MTNI
4.625% due 05/15/09	220	216
American International Group, Inc.
4.700% due 10/01/10	1,220	1,203
5.375% due 10/18/11	1,240	1,251
5.050% due 10/01/15 (Ñ)	1,335	1,304
American RE Corp.
Series B

7.450% due 12/15/26	1,445	1,638
Americo Life, Inc. (Þ)
7.875% due 05/01/13	225	227
Ameriprise Financial, Inc.
7.518% due 06/01/66	1,120	1,218
AmerisourceBergen Corp.
Series WI
5.625% due 09/15/12	1,060	1,041
AmerUs Group Co.
5.950% due 08/15/15	850	872
Anadarko Petroleum Corp.
5.950% due 09/15/16	505	513
ANZ Capital Trust (f)(Þ)
4.484% due 12/31/49	1,400	1,361
Arizona Public Service Co.
5.800% due 06/30/14	550	551
AT&T Corp.
7.300% due 11/15/11	885	963
8.000% due 11/15/31	1,425	1,785
AT&T, Inc.
5.495% due 05/15/08 (Ê)	3,300	3,302
5.612% due 11/14/08 (Ê)	3,400	3,409
5.100% due 09/15/14	325	317
Avista Capital Trust III
6.500% due 04/01/34	851	849
Avista Corp.
9.750% due 06/01/08	610	644
AXA Financial, Inc.
6.500% due 04/01/08	325	330
BAC Capital Trust XI
6.625% due 05/23/36	355	382
BAE Systems Holdings, Inc. (Þ)
6.400% due 12/15/11	2,915	3,024
Ball Corp.
6.625% due 03/15/18	1,135	1,114
Bank of America Corp.
5.400% due 06/19/09 (Ê)	5,600	5,602
7.800% due 02/15/10	460	496
Bank of America NA
6.000% due 10/15/36	500	516
Bank of New York Co., Inc.
5.125% due 11/01/11	1,445	1,445
BellSouth Corp.
4.200% due 09/15/09	465	452
6.550% due 06/15/34	260	269
BNP Paribas Capital Trust (f)(Å)
9.003% due 12/29/49	2,600	2,930
Boeing Capital Corp. (Ñ)
6.100% due 03/01/11	365	379
Boston Scientific Corp.
6.400% due 06/15/16	2,650	2,692
Bowater, Inc. (Ñ)
9.000% due 08/01/09	860	894
Burlington Northern Santa Fe Corp.
6.750% due 07/15/11	110	117
6.875% due 12/01/27	55	61
6.750% due 03/15/29	110	122
California Steel Industries, Inc.
6.125% due 03/15/14	1,620	1,498
Carolina Power & Light Co.

6.500% due 07/15/12	50	53
Caterpillar Financial Services Corp.
5.470% due 05/18/09 (Ê)	1,600	1,601
Series MTNF
3.625% due 11/15/07	160	157
Caterpillar, Inc.
6.050% due 08/15/36	685	718
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	470	475
CenterPoint Energy Resources Corp.
Series B
7.875% due 04/01/13	1,210	1,351
Centex Corp.
6.500% due 05/01/16	950	974
Cingular Wireless Services, Inc.
7.875% due 03/01/11	825	905
8.750% due 03/01/31	325	426
CIT Group, Inc.
3.650% due 11/23/07	260	256
5.540% due 12/19/08 (Ê)	900	902
5.546% due 08/17/09 (Ê)	4,900	4,903
6.875% due 11/01/09	140	146
4.125% due 11/03/09	225	218
Citicorp
Series MTNF
6.375% due 11/15/08	265	271
Citigroup Funding, Inc.
Zero coupon due 07/17/08	550	560
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNA
5.490% due 03/17/09	300	300
Series MTNM
5.430% due 03/07/08	1,800	1,801
Citigroup, Inc.
4.200% due 12/20/07 (Ñ)	3,600	3,558
3.500% due 02/01/08	3,110	3,045
6.500% due 01/18/11	1,745	1,834
4.700% due 05/29/15	180	173
6.125% due 08/25/36	1,320	1,371
Citizens Communications Co.
9.250% due 05/15/11	635	704
Clorox Co.
5.444% due 12/14/07 (Ê)	705	706
4.200% due 01/15/10	525	510
CNA Financial Corp.
6.500% due 08/15/16	850	889
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	260	261
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/22	750	979
Comcast Cable Communications, Inc.
6.750% due 01/30/11	425	447
Comcast Corp.
5.800% due 07/14/09 (Ê)	655	656
5.900% due 03/15/16	145	146
6.500% due 11/15/35	580	592
6.450% due 03/15/37	435	441
Commonwealth Edison Co.

6.950% due 07/15/18	150	154
ConAgra Foods, Inc.
7.000% due 10/01/28 (Ñ)	215	234
8.250% due 09/15/30	275	338
Consolidated Natural Gas Co.
Series A
5.000% due 12/01/14	395	377
Series C
6.250% due 11/01/11	155	160
Constellation Brands, Inc.
Series B
8.125% due 01/15/12	360	373
Consumers Energy Co.
Series F
4.000% due 05/15/10	175	167
Series H
4.800% due 02/17/09	325	321
Continental Airlines, Inc. (Ñ)
Series 01-1
6.503% due 06/15/11	550	560
Cooper Industries, Inc.
Series WI
5.250% due 11/15/12	500	498
Corrections Corp. of America
7.500% due 05/01/11	480	491
Countrywide Home Loans, Inc. (Ñ)
3.250% due 05/21/08	680	660
COX Communications, Inc.
4.625% due 01/15/10	2,545	2,487
Credit Suisse First Boston Mortgage Securities Corp. (Ê)(Þ)
Series 2005-CN2 Class A1S
5.550% due 11/15/19	1,532	1,533
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/10	335	332
6.500% due 01/15/12	215	227
5.500% due 08/15/13	230	233
Credit Suisse USA, Inc. (Ñ)
5.250% due 03/02/11	625	627
CVS Corp.
5.750% due 08/15/11	625	635
DaimlerChrysler NA Holding Corp.
5.820% due 03/13/09 (Ê)	1,100	1,101
8.500% due 01/18/31 (Ñ)	320	385
DaimlerChrysler North America Holding Corp. (Ê)
5.918% due 08/03/09	1,425	1,426
Delhaize America, Inc.
9.000% due 04/15/31	435	510
Detroit Edison Co.
6.125% due 10/01/10	595	613
6.350% due 10/15/32	275	290
Developers Diversified Realty Corp.
5.000% due 05/03/10	400	395
4.625% due 08/01/10	776	756
5.250% due 04/15/11	50	50
5.375% due 10/15/12	370	368
Dex Media East Finance Co.
12.125% due 11/15/12	220	245
Dominion Resources, Inc. a 6.300% due 09/30/66	1,005	1,006
Series A

5.687% due 05/15/08	755	758
Series B
6.250% due 06/30/12	120	125
DPL, Inc.
6.875% due 09/01/11	1,070	1,129
Dresdner Funding Trust I (Þ)
8.151% due 06/30/31	1,065	1,287
Drummond Co., Inc. (Þ)
7.375% due 02/15/16	1,160	1,108
Duke Energy Field Services LLC
6.875% due 02/01/11	60	63
E*Trade Financial Corp.
8.000% due 06/15/11	1,370	1,421
Echostar DBS Corp.
6.375% due 10/01/11	595	589
6.625% due 10/01/14	280	270
El Paso Corp.
6.950% due 12/15/07 (Ñ)	2,600	2,623
Series *
6.700% due 02/15/27	705	706
El Paso Natural Gas Co.
Series A
7.625% due 08/01/10	750	774
Eli Lilly & Co. (Ñ)
6.770% due 01/01/36	1,235	1,441
Embarq Corp.
7.995% due 06/01/36	200	213
Energy Transfer Partners, LP
5.950% due 02/01/15	1,125	1,135
Entergy Gulf States, Inc.
3.600% due 06/01/08	235	228
6.140% due 12/08/08 (Ê)(Þ)	570	571
Enterprise Products Operating, LP
4.950% due 06/01/10	825	811
8.375% due 08/01/66	1,980	2,128
Series B
4.625% due 10/15/09	880	862
Erac USA Finance Co. (Þ)
7.350% due 06/15/08	780	803
5.300% due 11/15/08	350	349
Farmers Exchange Capital (Þ)
7.050% due 07/15/28	2,290	2,401
Farmers Insurance Exchange (Þ)
6.000% due 08/01/14	570	566
8.625% due 05/01/24	1,140	1,368
FedEx Corp.
5.500% due 08/15/09	170	171
7.600% due 07/01/97	440	521
Financing Corp.
Principal Only STRIP
Series 10P
Zero coupon due 11/30/17	2,700	1,559
Series 15P
Zero coupon due 03/07/19	390	210
Series 2P
Zero coupon due 11/30/17	330	191
Series 6P
Zero coupon due 08/03/18	1,640	912
First Union Institutional Capital II
7.850% due 01/01/27	1,680	1,750

FirstEnergy Corp.
Series B
6.450% due 11/15/11	3,440	3,599
Series C
7.375% due 11/15/31	885	1,035
Ford Motor Co. (Ñ)
7.450% due 07/16/31	1,240	972
7.700% due 05/15/97	585	426
Ford Motor Credit Co.
9.750% due 09/15/10 (Þ)	1,110	1,145
9.875% due 08/10/11	3,660	3,782
FPL Group Capital, Inc.
5.625% due 09/01/11	820	831
FTI Consulting, Inc. (Þ)
7.750% due 10/01/16	1,160	1,186
Galaxy Entertainment Finance Co., Ltd. (Ê)(Þ)
10.420% due 12/15/10	370	390
General Electric Capital Corp.
5.570% due 01/20/10 (Ê)	2,100	2,103
5.500% due 04/28/11	1,060	1,076
5.568% due 01/08/16 (Ê)	1,100	1,102
Series mtn (Ê)
5.410% due 10/26/09	200	200
Series MTNA
5.466% due 01/15/08 (Ê)(Ñ)	700	701
5.600% due 07/28/08 (Ê)	2,000	2,004
4.250% due 12/01/10 (Ñ)	180	175
5.875% due 02/15/12	320	330
5.450% due 01/15/13 (Ñ)	2,200	2,233
4.750% due 09/15/14 (Ñ)	80	78
General Motors Corp. (Ñ)
8.375% due 07/15/33	2,200	1,958
Georgia-Pacific Corp.
8.125% due 05/15/11	1,000	1,035
9.500% due 12/01/11	690	750
8.875% due 05/15/31	927	980
Glencore Funding LLC (Þ)
6.000% due 04/15/14	980	952
Glencore Nickel, Ltd.
9.000% due 12/01/14	305	—
GMAC LLC
6.875% due 09/15/11	4,816	4,849
8.000% due 11/01/31 (Ñ)	4,245	4,548
Goldman Sachs Group, Inc.
5.478% due 06/23/09 (Ê)	2,300	2,301
6.875% due 01/15/11	2,970	3,150
5.350% due 01/15/16	2,435	2,405
6.345% due 02/15/34	810	827
Series MTNB (Ê)
5.527% due 12/22/08	1,800	1,802
5.841% due 07/23/09	1,500	1,510
Great West Life & Annuity Insurance Co. (Å)
7.153% due 05/16/46	660	695
Greater Bay Bancorp
Series B
5.250% due 03/31/08	900	896
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	525	504
6.500% due 06/01/16	2,295	2,020
Hartford Financial Services Group, Inc.

5.663% due 11/16/08	845	850
7.900% due 06/15/10	80	86
HCA, Inc.
5.500% due 12/01/09	1,200	1,208
Health Care Property Investors, Inc.
5.950% due 09/15/11	1,750	1,770
Healthsouth Corp. (Ñ)(Þ)
10.750% due 06/15/16	825	846
Hertz Corp. (Þ)
8.875% due 01/01/14	835	873
Hess Corp.
6.650% due 08/15/11	350	367
7.300% due 08/15/31	585	663
Hewlett-Packard Co. (Ê)
5.524% due 05/22/09	580	581
Historic TW, Inc.
a 8.050% due 01/15/16	1,035	1,168
HJ Heinz Co. (Þ)
6.428% due 12/01/08	200	204
HJ Heinz Finance Co.
6.000% due 03/15/12	210	213
Host Hotels & Resorts, LP (Å)
6.875% due 11/01/14	465	467
Host Marriott, LP
Series Q
6.750% due 06/01/16	1,590	1,548
HRPT Properties Trust
5.750% due 02/15/14	670	670
HSBC Finance Corp.
5.520% due 09/15/08 (Ê)	3,600	3,609
4.125% due 12/15/08	175	172
5.875% due 02/01/09 (Ñ)	660	671
4.125% due 11/16/09	270	262
8.000% due 07/15/10	165	180
4.625% due 09/15/10	600	589
6.375% due 10/15/11	365	383
6.375% due 11/27/12	1,195	1,261
5.000% due 06/30/15	730	709
HSBC Financial Capital Trust IX
5.911% due 11/30/35	900	905
Huntsman International LLC
Series *
10.125% due 07/01/09	825	837
ICI Wilmington, Inc.
4.375% due 12/01/08	210	205
Innophos Investments Holdings, Inc. (Ê)
13.405% due 02/15/15	1,551	1,619
Innophos, Inc.
8.875% due 08/15/14	880	878
Insight Midwest, LP
10.500% due 11/01/10	351	363
International Business Machines Corp. (Ñ)
7.125% due 12/01/96	1,170	1,372
International Lease Finance Corp.
5.750% due 06/15/11	180	184
5.625% due 09/20/13	555	559
International Paper Co.
6.750% due 09/01/11	650	692
5.500% due 01/15/14	630	623
International Steel Group, Inc.

6.500% due 04/15/14	745	745
Interpublic Group of Cos., Inc.
5.400% due 11/15/09	450	427
7.250% due 08/15/11	100	97
iStar Financial, Inc. (Ñ)
Series B
5.125% due 04/01/11	1,100	1,081
ITT Corp.
7.400% due 11/15/25	455	536
JC Penney Co., Inc.
7.375% due 08/15/08	510	526
JC Penney Corp., Inc.
7.625% due 03/01/97	220	230
John Hancock Financial Services, Inc.
5.625% due 12/01/08	120	121
John Hancock Global Funding II (Þ)
7.900% due 07/02/10	440	480
JP Morgan Chase Bank NA
6.000% due 08/16/10	608	562
6.000% due 08/16/10	707	654
Series EMTn
4.590% due 05/22/45 BRL	10,586	6,372
JP Morgan Chase Capital XVIII
Series R
6.950% due 08/17/36	930	1,007
JP Morgan Chase Capital XX
Series T
6.550% due 09/29/36	790	818
JPMorgan Chase & Co.
6.000% due 02/15/09	170	173
7.000% due 11/15/09	65	68
6.750% due 02/01/11	175	185
5.600% due 06/01/11	470	478
5.150% due 10/01/15	1,165	1,140
Kellogg Co.
Series B
6.600% due 04/01/11	2,450	2,584
Kerr-McGee Corp.
6.950% due 07/01/24	725	786
KeySpan Corp. (Ñ)
7.625% due 11/15/10	525	567
Kinder Morgan Energy Partners, LP
5.125% due 11/15/14	175	167
Kinder Morgan Finance (Ñ)
Series WI
5.350% due 01/05/11	425	415
Kinder Morgan Finance Co. ULC
Series WI
5.700% due 01/05/16	625	579
Kraft Foods, Inc.
4.125% due 11/12/09	452	439
5.625% due 11/01/11	2,940	2,979
6.500% due 11/01/31	170	185
Kroger Co. (The)
7.250% due 06/01/09	270	282
8.000% due 09/15/29	165	189
LaBranche & Co., Inc.
9.500% due 05/15/09	1,000	1,052
Lehman Brothers Holdings, Inc.
5.601% due 10/22/08 (Ê)	1,800	1,802

5.460% due 04/03/09 (Ê)	2,400	2,402
5.000% due 01/14/11	1,305	1,295
5.500% due 04/04/16	625	626
Lenfest Communications, Inc.
7.625% due 02/15/08	100	103
Level 3 Financing, Inc. (Ñ)
12.250% due 03/15/13	595	671
Liberty Mutual Group, Inc. (Ñ)(Þ)
6.700% due 08/15/16	720	766
Lodgenet Entertainment Corp.
9.500% due 06/15/13	720	770
Lubrizol Corp.
4.625% due 10/01/09	631	619
M&I Marshall & Ilsley Bank
Series BKNT
3.800% due 02/08/08	755	740
Mandalay Resort Group (Ñ)
6.500% due 07/31/09	500	501
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	248	248
Marsh & McLennan Cos., Inc.
5.150% due 09/15/10	825	791
May Department Stores Co. (The) (Ñ)
6.700% due 07/15/34	570	574
MBNA Corp. (Ê)
Series MTNF
5.910% due 05/05/08	780	785
Medco Health Solutions, Inc.
7.250% due 08/15/13	1,297	1,409
Merrill Lynch & Co., Inc.
5.490% due 06/16/08 (Ê)	6,800	6,811
6.050% due 05/16/16	815	846
6.220% due 09/15/26	455	470
Series MTNC
4.250% due 02/08/10	3,195	3,108
Metlife, Inc.
5.000% due 06/15/15	520	504
Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	1,900	1,954
Midamerican Funding LLC
6.750% due 03/01/11	590	623
Miller Brewing Co. (Þ)
4.250% due 08/15/08	585	574
5.500% due 08/15/13	810	802
Mohawk Industries, Inc.
Series D
7.200% due 04/15/12	340	356
Monumental Global Funding II (Þ)
4.625% due 03/15/10	320	314
Morgan Stanley
5.375% due 10/15/15	730	725
6.250% due 08/09/26	1,155	1,210
Series GMTN (Ê)
5.550% due 02/09/09	3,100	3,104
Motorola, Inc.
4.608% due 11/16/07	393	390
Natexis Ambs Co. LLC (f)(Þ)
8.440% due 12/29/49	430	451
National Rural Utilities Cooperative Finance Corp.

5.750% due 08/28/09	200	203
Nationwide Financial Services
6.250% due 11/15/11	395	411
Nationwide Mutual Insurance Co. (Þ)
7.875% due 04/01/33	867	1,033
Neiman-Marcus Group, Inc. (Ñ)
Series WI
10.375% due 10/15/15	1,200	1,312
Nelnet, Inc.
7.400% due 09/29/36	1,170	1,184
News America Holdings, Inc.
7.750% due 12/01/45	275	310
7.900% due 12/01/95	410	455
8.250% due 10/17/96	135	155
News America, Inc.
7.125% due 04/08/28	75	80
Nextel Communications, Inc.
Series E
6.875% due 10/31/13	955	976
Nisource Finance Corp.
5.968% due 11/23/09 (Ê)	370	370
7.875% due 11/15/10	750	811
Norfolk Southern Corp.
7.050% due 05/01/37	280	329
7.900% due 05/15/97	2,300	2,882
6.000% due 03/15/2105	950	916
North Front Pass-Through Trust (Þ)
5.810% due 12/15/24	1,700	1,689
Occidental Petroleum Corp.
9.250% due 08/01/19	285	379
Ohio Power Co.
Series F
5.500% due 02/15/13	55	55
Series K
6.000% due 06/01/16	560	578
Oneok, Inc.
5.510% due 02/16/08	775	776
Pacific Gas & Electric Co.
4.200% due 03/01/11	1,015	975
6.050% due 03/01/34	335	342
Peabody Energy Corp. (Ñ)
7.875% due 11/01/26	500	519
Pemex Project Funding Master Trust
Series 144a (Þ)
5.750% due 12/15/15	500	494
6.625% due 06/15/35	940	948
Series WI
6.625% due 06/15/35	205	207
Pepco Holdings, Inc. (Ê)
5.856% due 06/01/10	975	978
Phoenix Life Insurance Co. (Þ)
7.150% due 12/15/34	850	919
Pilgrim’s Pride Corp.
9.625% due 09/15/11	140	147
Pinnacle Entertainment, Inc.
8.250% due 03/15/12	140	142
Plains All American Pipeline, LP
6.700% due 05/15/36 (Þ)	580	601
6.650% due 01/15/37 (Å)	380	389
Plantinum Underwriters Financial, Inc.

Series B
6.371% due 11/16/07	405	402
Platinum Underwriters Finance, Inc. (Ñ)
Series B
7.500% due 06/01/17	520	544
Popular North America Capital Trust I
6.564% due 09/15/34	1,137	1,112
Popular North America, Inc.
5.886% due 04/06/09 (Ê)	705	707
Series MTNE
3.875% due 10/01/08	1,600	1,557
Progress Energy, Inc.
7.100% due 03/01/11	605	648
6.850% due 04/15/12	90	96
7.000% due 10/30/31	590	664
PSEG Energy Holdings LLC
8.625% due 02/15/08	94	98
Qwest Corp.
7.875% due 09/01/11	1,320	1,398
7.625% due 06/15/15	1,000	1,052
Rabobank Capital Funding II (f)(Þ)
5.260% due 12/31/49	995	977
Radiologix, Inc.
Series B
10.500% due 12/15/08	1,180	1,209
RBS Capital Trust III (f)
5.512% due 09/29/49	1,395	1,372
Reinsurance Group of America, Inc.
6.750% due 12/15/65	325	322
6.125% due 11/21/08	835	840
7.337% due 04/17/09 (Ê)(Þ)	1,365	1,368
6.375% due 06/30/10	1,752	1,778
6.000% due 02/22/11	1,260	1,264
5.125% due 05/17/12 EUR	670	867
6.500% due 04/17/13	1,945	1,979
Series WI (Ñ)
6.875% due 06/30/15	1,710	1,790
RH Donnelley, Inc.
10.875% due 12/15/12	980	1,072
Rural Cellular Corp.
8.250% due 03/15/12	305	314
Safeco Capital Trust I
8.072% due 07/15/37	900	946
Safeway, Inc.
5.830% due 03/27/09 (Ê)	1,085	1,086
5.800% due 08/15/12 (Ñ)	60	60
7.250% due 02/01/31 (Ñ)	105	115
SB Treasury Co. LLC (f)(Å)
(Step Up, 10.925%, 06/30/08)
9.400% due 12/29/49	2,028	2,150
SBC Communications, Inc.
6.150% due 09/15/34	945	945
Sempra Energy (Ê)
5.863% due 05/21/08	891	892
Simon Property Group, LP (Ñ)
5.600% due 09/01/11	1,000	1,011
SLM Corp.
4.000% due 01/15/10	540	522
Series MTNA (Ê)

5.695% due 07/25/08	6,200	6,221
Southern California Edison Co.
7.625% due 01/15/10	260	277
Southern Copper Corp.
7.500% due 07/27/35	1,915	2,047
Sovereign Capital Trust VI
7.908% due 06/13/36	1,170	1,315
Sprint Capital Corp.
7.625% due 01/30/11	3,055	3,293
6.875% due 11/15/28	85	87
8.750% due 03/15/32	3,360	4,151
Structured Asset Mortgage
Investments II (Ê)
Series 2006-AR5 Class 1A2
5.584% due 05/25/36	1,602	1,605
Suncom Wireless, Inc. (Ñ)
8.500% due 06/01/13	1,335	1,268
Sungard Data Systems, Inc.
10.250% due 08/15/15	956	1,001
Swiss Re Capital I, LP (f)(Þ)
6.854% due 05/29/49	815	851
Symetra Financial Corp. (Þ)
6.125% due 04/01/16	900	912
TCI Communications, Inc.
7.875% due 02/15/26	145	166
TDS Investor Corp. (Ñ)(Þ)
11.875% due 09/01/16	2,055	2,024
TECO Energy, Inc.
7.200% due 05/01/11	715	744
Tele-Communications-TCI Group
9.800% due 02/01/12	990	1,171
7.875% due 08/01/13	2,240	2,505
Texas Eastern Transmission, LP
7.000% due 07/15/32	280	316
Time Warner Entertainment Co., LP
Series *
8.375% due 03/15/23	426	503
Twin Reefs Pass-Through Trust
(Ê)(f)(Þ)
6.370% due 12/10/49	900	901
Tyson Foods, Inc.
6.600% due 04/01/16	285	293
Union Pacific Corp.
6.625% due 02/01/08	265	269
3.625% due 06/01/10	85	80
6.125% due 01/15/12	800	829
Series MTNE
6.790% due 11/09/07	110	111
Union Planters Corp.
7.750% due 03/01/11	265	290
United Technologies Corp.
6.050% due 06/01/36	535	573
UnitedHealth Group, Inc.
5.250% due 03/15/11	565	564
UnumProvident Finance Co. PLC (Þ)
6.850% due 11/15/15	625	655
US Oncology, Inc.
9.000% due 08/15/12	465	482
USB Capital IX (f)
6.189% due 04/15/42	1,145	1,169

Valero Logistics Operations, LP
6.050% due 03/15/13	1,117	1,133
Verizon Communications, Inc.
5.550% due 02/15/16	735	732
Verizon Global Funding Corp.
7.250% due 12/01/10	800	859
5.850% due 09/15/35	810	777
Verizon, Inc.
6.500% due 09/15/11	70	72
Viacom, Inc.
5.741% due 06/16/09 (Ê)	1,275	1,275
5.750% due 04/30/11	935	936
6.875% due 04/30/36	580	584
Visteon Corp. (Ñ)
8.250% due 08/01/10	1,060	1,012
Wachovia Bank NA (Ê)
Series BKNT
5.460% due 05/25/10	3,800	3,800
Wachovia Capital Trust III (f)
5.800% due 03/15/42	5,010	5,054
Wachovia Corp. (Ê)
5.535% due 10/28/08	3,000	3,003
Washington Mutual, Inc.
8.250% due 04/01/10	755	819
WellPoint, Inc.
3.750% due 12/14/07	270	265
4.250% due 12/15/09	532	517
5.850% due 01/15/36	1,335	1,313
Wells Fargo & Co.
4.950% due 10/16/13	390	382
Wells Fargo Bank NA
5.750% due 05/16/16	655	673
West Corp. (Å)
9.500% due 10/15/14	1,375	1,372
Weyerhaeuser Co.
7.125% due 07/15/23	970	975
Willis North America, Inc.
5.125% due 07/15/10	680	661
5.625% due 07/15/15	785	750
Windstream Corp. (Þ)
8.125% due 08/01/13	615	657
8.625% due 08/01/16	945	1,019
Wisconsin Electric Power
3.500% due 12/01/07	145	142
Wyeth
6.950% due 03/15/11	2,675	2,850
5.500% due 02/01/14	1,110	1,117
Xcel Energy, Inc.
6.500% due 07/01/36	380	406
Xlliac Global Funding (Þ)
4.800% due 08/10/10	730	717
Yum! Brands, Inc.
8.875% due 04/15/11	350	396
ZFS Finance USA Trust I (Þ)
6.450% due 12/15/65	1,205	1,203
Zurich Capital Trust I (Þ)
8.376% due 06/01/37	1,345	1,413

		408,909

International Debt - 4.8%
Abbey National PLC (f)(Ñ)

(Step Up, 7.570%, 06/15/08)
6.700% due 06/29/49	775	790
Abitibi-Consolidated, Inc. (Ñ)
8.850% due 08/01/30	345	286
Abu Dhabi National Energy Co. (Þ)
5.875% due 10/27/16	845	861
6.500% due 10/27/36	1,700	1,776
America Movil SA de CV
5.500% due 03/01/14	500	490
Amvescap PLC
4.500% due 12/15/09	1,337	1,305
Arch Capital Group, Ltd.
7.350% due 05/01/34	430	478
Argentina Government International Bond
Series $GDP
Zero coupon due 12/15/35	1,550	173
Arlington Street CDO, Ltd. (Þ)
Series 2000-1A Class A2
7.660% due 06/10/12	1,710	1,705
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	200	196
AXA SA
8.600% due 12/15/30	255	335
Barclays Bank PLC (f)(Þ)
7.375% due 06/29/49	910	989
Biovail Corp.
7.875% due 04/01/10	1,363	1,366
Bowater Canada Finance (Ñ)
7.950% due 11/15/11	1,095	1,046
Brascan Corp.
7.125% due 06/15/12	565	606
Brazilian Government International Bond
10.500% due 07/14/14 (Ñ)	35	44
8.875% due 04/15/24	2,125	2,595
British Telecommunications PLC
8.375% due 12/15/10	180	202
8.875% due 12/15/30	1,280	1,734
Canadian Natural Resources, Ltd.
6.500% due 02/15/37	475	488
Canadian Oil Sands, Ltd. (Þ)
4.800% due 08/10/09	481	472
Catalyst Paper Corp.
Series D
8.625% due 06/15/11	1,550	1,550
China Development Bank
5.000% due 10/15/15	200	195
CIT Group Funding Co. of Canada
5.600% due 11/02/11	570	576
Conoco Funding Co.
6.350% due 10/15/11	2,330	2,452
Corp. Nacional del Cobre de Chile (Å)
6.150% due 10/24/36	100	102
Deutsche Telekom International Finance BV
5.569% due 03/23/09 (Ê)	2,200	2,201
5.375% due 03/23/11	475	474
8.250% due 06/15/30	895	1,112
DNB Nor Bank ASA (Ê)(Å)
5.443% due 10/13/09	6,300	6,297
Egypt Government AID Bonds
4.450% due 09/15/15	2,210	2,139

Embraer Overseas, Ltd. (Ñ)(Å)
6.375% due 01/24/17	495	495
Endurance Specialty Holdings, Ltd. (Ñ)
6.150% due 10/15/15	500	498
Export-Import Bank of China (Þ)
4.875% due 07/21/15	1,290	1,250
Export-Import Bank of Korea
4.125% due 02/10/09 (Þ)	170	166
5.125% due 02/14/11	735	732
Falconbridge, Ltd.
6.000% due 10/15/15	1,005	1,011
FBG Finance, Ltd. (Þ)
5.125% due 06/15/15	585	557
France Telecom SA
8.500% due 03/01/31	625	830
Galaxy Entertainment Finance Co., Ltd. (Ñ)(Þ)
9.875% due 12/15/12	925	978
Gaz Capital for Gazprom (Þ)
8.625% due 04/28/34	450	573
Glitnir Banki HF (Å)
6.693% due 06/15/16	965	996
HBOS PLC (f)(Þ)
5.920% due 09/29/49	700	685
HBOS Treasury Services PLC (Ê)(Å)
Series Mtn
5.414% due 07/17/09	1,600	1,601
HSBC Holdings PLC
6.500% due 05/02/36	350	379
Intelsat Subsidiary Holding Co., Ltd. (Ê)
10.484% due 01/15/12	1,030	1,044
Ispat Inland ULC
9.750% due 04/01/14	1,779	1,992
Korea Electric Power Corp. (Þ)
5.125% due 04/23/34	285	282
LG Electronics, Inc. (Þ)
5.000% due 06/17/10	390	381
Majapahit Holding BV (Å)
7.250% due 10/17/11	480	486
Mantis Reef, Ltd. (Þ)
4.692% due 11/14/08	585	575
Mexico Government International Bond
8.300% due 08/15/31	1,570	1,996
Mizuho Financial Group Cayman, Ltd.
5.790% due 04/15/14 (Þ)	790	800
Series REGS
5.790% due 04/15/14	185	187
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13	570	553
MUFG Capital Finance 1, Ltd. (f)
6.346% due 07/25/49	560	566
Nationwide Building Society (Þ)
4.250% due 02/01/10	770	748
Nexen, Inc.
5.875% due 03/10/35	296	283
Nippon Life Insurance (Þ)
4.875% due 08/09/10	1,235	1,212
Norske Skogindustrier ASA (Þ)
7.125% due 10/15/33	1,565	1,430
OAO Siberian Oil Co.
Series REGS

10.750% due 01/15/09	2,150	2,365
Panama Government International Bond
8.875% due 09/30/27	300	373
Petroleum Export, Ltd. (Þ)
5.265% due 06/15/11	186	181
Poland Government International Bond
Series RSTA
4.750% due 10/27/24	750	724
Province of Quebec Canada (Ñ)
Series PJ
6.125% due 01/22/11	2,755	2,864
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Þ)
5.298% due 09/30/20	1,515	1,462
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ)
5.832% due 09/30/16	1,080	1,090
5.838% due 09/30/27	1,680	1,630
Resona Bank, Ltd. (f)(Þ)
5.850% due 09/29/49	2,705	2,650
Resona Preferred Global Securities Cayman, Ltd. (f)(Þ)
7.191% due 12/29/49	2,590	2,716
Royal Bank of Scotland Group PLC (f)
Series 1
9.118% due 03/31/49	4,025	4,482
Royal Bank of Scotland PLC (Ê)
5.770% due 07/06/12	4,300	4,306
Russia Government International Bond (Þ)
5.000% due 03/31/30	2,350	2,632
Santander Financial Issuances
6.375% due 02/15/11	240	250
Sanwa Finance Aruba AEC (Ñ)
8.350% due 07/15/09	1,000	1,075
Sappi Papier Holding AG (Þ)
6.750% due 06/15/12	1,055	1,015
7.500% due 06/15/32	895	776
Secunda International, Ltd. (Ê)
13.507% due 09/01/12	660	683
Shinsei Finance Cayman, Ltd. (f)(Þ)
6.418% due 01/29/49	860	865
Siemens Financieringsmaatschappij NV (Þ)
6.125% due 08/17/26	870	905
South Street CBO, Ltd.
Series 1999-1A Class A1
7.160% due 07/01/11	71	72
Stora Enso Oyj (Þ)
7.250% due 04/15/36	795	833
Sumitomo Mitsui Banking Corp. (f)(Þ)
5.625% due 07/29/49	495	484
Systems 2001 AT LLC (Þ)
7.156% due 12/15/11	264	274
6.664% due 09/15/13	391	412
Telecom Italia Capital SA
4.000% due 01/15/10	1,666	1,587
4.875% due 10/01/10	950	926
6.108% due 07/18/11 (Ê)	1,295	1,292
5.250% due 10/01/15	1,960	1,833
7.200% due 07/18/36	1,520	1,597
Telefonica Emisiones SAU
5.629% due 06/19/09 (Ê)	835	836
5.984% due 06/20/11	550	562
6.421% due 06/20/16	380	394

7.045% due 06/20/36	315	339
Telefonica Europe BV
7.750% due 09/15/10	2,765	2,992
8.250% due 09/15/30	655	794
Telefonos de Mexico SA de CV
4.500% due 11/19/08	1,288	1,264
TELUS Corp.
8.000% due 06/01/11	1,955	2,156
TNK-BP Finance SA (Þ)
Series 144a
7.500% due 07/18/16	725	759
Transocean, Inc. (Ê)
5.591% due 09/05/08	1,200	1,200
Tyco International Group SA
6.750% due 02/15/11	2,545	2,692
Tyumen Oil Co.
Series REGS
11.000% due 11/06/07	1,230	1,291
UFJ Finance Aruba AEC
6.750% due 07/15/13	220	236
Unicredit Luxembourg Finance SA (Ê)(Å)
5.426% due 10/24/08	1,245	1,245
Vale Overseas, Ltd.
6.250% due 01/11/16	460	463
Vedanta Resources PLC (Þ)
6.625% due 02/22/10	820	809
Venezuela Government International Bond
6.000% due 12/09/20	1,115	1,012
VTB Capital SA (Ê)(Å)
5.970% due 08/01/08	4,685	4,685

		124,404

Loan Agreements - 0.8%
Avis Budget Holdings, Term Loan
6.630% due 04/19/12	509	506
AWAS, Second Lien Term Loan
11.438% due 03/21/13	685	692
Georgia-Pacific Corp., First Lien Term Loan B
7.367% due 12/20/12	201	202
7.376% due 12/20/12	52	53
7.390% due 12/20/12	838	843
Georgia-Pacific Corp., Second Lien Term Loan
8.390% due 12/23/13	800	811
Healthsouth Corp., Term Loan B
8.620% due 03/10/13	1,895	1,902
La Petite Academy, Inc., Second Lien Term Loan
12.610% due 02/17/13	500	505
Lyondell Chemical Co., Term Loan
7.110% due 08/16/13	900	903
NRG Energy, Inc.
7.367% due 02/01/13	996	1,001
Starbound Reinsurance, Ltd., Term B II Loan
7.230% due 03/31/08	9,000	9,000
Starbound Reinsurance, Ltd., Term B III Loan
6.730% due 03/31/08	2,000	2,000
United Airlines, Inc., Term Loan
9.125% due 02/01/12	162	163
United Airlines, Inc., Term Loan B
9.250% due 02/01/12	1,132	1,143
Visteon Corp., Term Loan
8.610% due 06/13/13	900	900

Windstream Communications, Term Loan B
7.120% due 07/17/13	1,035	1,042

		21,666

Mortgage-Backed Securities - 42.9%
Adjustable Rate Mortgage Trust (Ê)
Series 2005-3 Class 8A2
5.560% due 07/25/35	1,863	1,867
American Home Mortgage Assets (Ê)
Series 2006-2 Class 2A2
5.615% due 09/25/46	2,639	2,645
Series 2006-4 Class 1A11
5.520% due 08/30/36	3,257	3,257
American Home Mortgage Investment Trust (Ê)
Series 2004-1 Class 1A
5.735% due 04/25/44	519	519
Series 2004-4 Class 4A
4.390% due 02/25/45	864	842
Series 2005-2 Class 5A2
5.470% due 09/25/35	607	607
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	2,290	2,276
Series 2004-4 Class A3
4.128% due 07/10/42	1,475	1,438
Series 2005-2 Class A4
4.783% due 07/10/43	2,155	2,114
Series 2005-3 Class A2
4.501% due 07/10/43	1,110	1,087
Series 2005-5 Class A4
5.115% due 10/10/45	4,500	4,445
Series 2005-6 Class A4
5.182% due 09/10/47	3,000	2,990
Series 2006-3 Class A4
5.889% due 07/10/44	2,755	2,873
Series 2006-4 Class A4
5.634% due 07/10/46	2,865	2,936
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	969	946
Series 2005-F Class 1A2 (Ê)
5.676% due 09/20/35	626	628
Series 2005-F Class 2A1
5.256% due 09/20/35	1,205	1,212
Series 2006-3 Class 5A8
5.500% due 03/25/36	2,800	2,787
Series 2006-A Class 3A2
5.919% due 02/20/36	1,334	1,347
Series 2006-A Class 4A1 (Ê)
5.567% due 02/20/36	2,943	2,944
Banc of America Mortgage Securities
Series 2003-9 Class 1A12 (Ê)
5.770% due 12/25/33	3,909	3,924
Series 2003-D Class 1A2 (Ê)
6.104% due 05/25/33	8	8
Series 2004-1 Class 5A1
6.500% due 09/25/33	100	101
Series 2004-11 Class 2A1
5.750% due 01/25/35	2,583	2,549
Series 2004-D Class 1A1 (Ê)
3.524% due 05/25/34	874	867

Series 2005-9 Class 2A1
4.750% due 10/25/20	1,344	1,318
Series 2005-L Class 3A1 (Ê)
5.453% due 01/25/36	1,434	1,430
Series 2006-2 Class A15
6.000% due 07/25/36	2,486	2,502
Bank of America Alternative Loan Trust
Series 2003-10 Class 2A1
6.000% due 12/25/33	624	625
Series 2003-10 Class 2A2 (Ê)
5.770% due 12/25/33	1,433	1,441
Series 2003-2 Class CB2 (Ê)
5.820% due 04/25/33	661	665
Series 2004-10 Class 1CB1
6.000% due 11/25/34	407	410
Series 2004-11 Class 1CB1
6.000% due 12/25/34	478	481
Series 2004-2 Class 1A1
6.000% due 03/25/34	423	424
Series 2005-3 Class 2A1
5.500% due 04/25/35	615	613
Series 2005-5 Class 2CB1
6.000% due 06/25/35	748	748
Series 2005-6 Class 7A1
5.500% due 07/25/20	817	814
Series 2005-9 Class 5A1
5.500% due 10/25/20	962	958
Series 2006-5 Class CB17
6.000% due 06/25/36	1,821	1,825
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-8 Class 4A1
4.644% due 01/25/34	584	581
Series 2005-10 Class A1 (Ê)
4.750% due 10/25/35	4,269	4,210
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	1,526	1,529
Series 2006-3 Class 33A1 (Ê)
6.205% due 05/25/36	1,700	1,721
Series 2006-3 Class 34A1
6.192% due 05/25/36	1,514	1,532
Series 2006-4 Class 23A5
6.246% due 08/25/36	1,395	1,416
Bear Stearns Asset Backed Securities, Inc.
Series 2005-AC8 Class A5
5.500% due 11/25/35	1,264	1,260
Bear Stearns Commercial Mortgage Securities
Series 2004-ESA Class E (Þ)
5.064% due 05/14/16	825	825
Series 2005-PW1 Class A4
5.405% due 12/11/40	3,500	3,528
Bear Stearns Mortgage Funding Trust
5.320% due 12/25/36	2,800	2,800
Series 2006-AR1 Class 1A2 (Ê)
5.574% due 07/25/36	2,087	2,088
Series 2006-AR2 Class 1A1 (Ê)
5.524% due 09/25/36	5,297	5,287
Series 2006-AR2 Class 2A1 (Ê)
5.554% due 10/25/36	2,497	2,497
Series 2006-AR3 Class IA1 (Ê)

5.500% due 03/25/36	2,250	2,250
Chase Mortgage Finance Corp.
Series 2003-S8 Class A2
5.000% due 09/25/18	1,973	1,948
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	365	359
Series 2006-WF1 Class A2F
5.657% due 03/01/36	1,925	1,924
Series 2006-WFH Class A2 (Ê)
5.470% due 11/25/36	6,300	6,309
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.226% due 07/15/44	4,000	4,003
Series 2006-CD3 Class A5
5.617% due 10/15/48	1,390	1,397
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	1,480	1,487
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (Þ)
6.457% due 02/16/34	693	720
Series 2006-C7 Class A2
5.690% due 06/10/46	825	842
Countrywide Alternative Loan Trust
5.250% due 12/25/46	8,500	8,500
Series 2004-28C Class 6A1
6.000% due 01/25/35	648	648
Series 2004-J7 Class 1A2
4.673% due 08/25/34	353	350
Series 2004-J8 Class 1A1
7.000% due 09/25/34	696	711
Series 2005-51 Class 1A1 (Ê)
5.650% due 11/20/35	780	784
Series 2005-56 Class 2A2 (Ê)
6.472% due 11/25/35	2,312	2,360
Series 2005-58 Class A2 (Ê)
5.720% due 12/20/35	1,796	1,802
Series 2005-59 Class 1A1 (Ê)
5.656% due 11/20/35	2,219	2,226
Series 2005-59 Class 1A2B (Ê)
5.586% due 11/20/35	1,363	1,367
Series 2005-62 Class 1A1 (Ê)
5.630% due 12/25/35	2,762	2,774
Series 2005-63 Class 3A1
5.892% due 11/25/35	1,387	1,389
Series 2005-76 Class 2A2 (Ê)
6.132% due 02/25/36	2,597	2,624
Series 2005-81 Class X1
Interest Only STRIP
1.651% due 02/25/37	7,378	405
Series 2005-J13 Class 2A3
5.500% due 11/25/35	971	970
Series 2005-J8 Class 1A3
5.500% due 07/25/35	1,719	1,718
Series 2006-2CB Class A3
5.500% due 03/25/36	1,052	1,055
Series 2006-33C Class M
6.000% due 11/25/36	510	505
Series 2006-9T1 Class A7

6.000% due 05/25/36	966	978
Series 2006-J2 Class A3
6.000% due 04/25/36	1,431	1,444
Series 2006-OA1 Class 1XP
Interest Only STRIP
0.088% due 10/25/36	21,900	1,158
Series 2006-OA1 Class 2X
Interest Only STRIP
1.790% due 03/20/46	10,835	540
Series 2006-OA1 Class 4A1 (Ê)
5.514% due 08/25/46	3,932	3,932
Series 2006-OA1 Class A1A (Ê)
5.380% due 09/25/46	2,389	2,388
Series 2006-OA1 Class XBJ
Interest Only STRIP
0.399% due 08/25/46	6,923	324
Series 2006-OA6 Class 1A3 (Ê)
5.600% due 04/25/36	1,575	1,580
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
5.720% due 09/25/34	2,317	2,327
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	435	431
Series 2006-1 Class A2
6.000% due 03/25/36	1,109	1,111
Series 2006-HYB Class 3A1A
6.124% due 05/20/36	1,579	1,620
Series 2006-OA5 Class 2A1 (Ê)
5.530% due 04/25/46	4,799	4,794
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	729	742
Series 2001-SPG Class A2 (Þ)
6.515% due 08/13/18	400	423
Series 2003-29 Class 5A1
7.000% due 12/25/33	169	171
Series 2004-1 Class 3A1
7.000% due 02/25/34	71	72
Series 2004-C1 Class A3
4.321% due 01/15/37	1,895	1,836
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AAB
5.681% due 02/15/39	450	457
Series 2006-C4 Class A3
5.467% due 09/15/39	2,000	2,021
Crown Castle Towers LLC (Þ)
Series 2005-1A Class C
5.074% due 06/15/35	460	453
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-3 Class 2A3
4.500% due 10/25/33	2	2
Series 2005-AR1 Class 2A3
5.025% due 08/25/35	2,810	2,862
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	1,593	1,607
Series 1999-CG1 Class S
Interest Only STRIP
0.082% due 03/10/32	19,311	380
Downey Savings & Loan Association Mortgage Loan Trust

Series 2004-AR3 Class 1A1B (Ê)
6.910% due 07/19/44	761	769
Series 2006-AR1 Class 2A1A (Ê)
5.372% due 04/19/47	2,545	2,546
Series 2006-AR2 Class 2A1A (Ê)
5.580% due 09/19/36	2,626	2,631
Fannie Mae
7.000% due 2009	64	64
5.363% due 2012	1,499	1,502
5.500% due 2016	98	98
6.000% due 2016	1,118	1,138
11.000% due 2016	106	117
5.000% due 2017	787	778
5.500% due 2017	511	514
6.000% due 2017	643	654
6.500% due 2017	378	384
4.000% due 2018	5,708	5,422
4.500% due 2018	8,045	7,800
5.000% due 2018	18,105	17,872
4.500% due 2019	2,365	2,289
5.000% due 2019	3,202	3,160
4.500% due 2020	1,392	1,349
5.000% due 2020	5,812	5,727
5.500% due 2020	552	553
4.500% due 2021	5	5
5.000% due 2021	3,501	3,446
6.500% due 2024	1,891	1,936
7.500% due 2024	11	11
5.500% due 2025	1,124	1,120
6.500% due 2025	1,179	1,208
6.664% due 2026 (Ê)	290	295
7.000% due 2026	280	290
9.000% due 2026	48	52
7.000% due 2027	9	9
7.500% due 2027	8	9
6.500% due 2028	3	3
7.000% due 2028	204	211
5.500% due 2029	1,860	1,848
7.000% due 2029	2,506	2,595
7.500% due 2029	56	60
7.000% due 2030	928	958
7.500% due 2030	415	430
8.000% due 2030	426	448
8.500% due 2030	807	870
9.500% due 2030	106	116
7.000% due 2031	2,028	2,093
7.500% due 2031	583	609
8.000% due 2031	726	766
8.500% due 2031	479	516
6.000% due 2032	3,239	3,270
6.500% due 2032	395	404
7.000% due 2032	6,638	6,850
7.500% due 2032	351	366
8.000% due 2032	4	4
8.500% due 2032	66	71
3.950% due 2033 (Ê)	2,013	1,967
4.644% due 2033 (Ê)	1,283	1,278
5.000% due 2033	4,359	4,225
5.500% due 2033	4,595	4,552
6.000% due 2033	1,071	1,080

7.000% due 2033	595	614
5.000% due 2034	4,907	4,754
5.500% due 2034	44,530	44,107
6.000% due 2034	1,809	1,823
7.000% due 2034	422	435
7.500% due 2034	268	277
4.174% due 2035 (Ê)	4,425	4,377
4.582% due 2035 (Ê)	3,011	2,995
4.836% due 2035 (Ê)	4,584	4,538
5.000% due 2035	997	966
5.500% due 2035	70,957	70,186
6.000% due 2035	2,166	2,181
7.000% due 2035	6,482	6,686
7.500% due 2035	1,426	1,485
5.000% due 2036	33,534	32,404
6.000% due 2036	16,000	16,100
6.500% due 2036	4,664	4,753
7.000% due 2036	6,318	6,503
7.500% due 2036	5,221	5,418
6.064% due 2040 (Ê)	743	750
Series 1992-10 Class ZD
8.000% due 11/25/21	473	478
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26	50	13
Series 1996-46 Class ZA
7.500% due 11/25/26	276	285
Series 1997-68 Class SC (Ê)
Interest Only STRIP
3.125% due 05/18/27	125	11
Series 1999-56 Class Z
7.000% due 12/18/29	942	979
Series 2000-306 Class IO
Interest Only STRIP
8.000% due 05/01/30	54	13
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 08/01/31	111	27
Series 2001-4 Class SA (Ê)
Interest Only STRIP
2.181% due 02/17/31	239	15
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 03/01/32	35	8
Series 2002-50 Class SC (Ê)
Interest Only STRIP
2.715% due 12/25/29	22	—
Series 2003-122 Class AJ
Interest Only STRIP
4.500% due 02/25/28	450	439
Series 2003-16 Class NI
Interest Only STRIP
5.000% due 02/25/15	552	20
Series 2003-25 Class IK
Interest Only STRIP
7.000% due 04/25/33	400	89
Series 2003-32 Class FH (Ê)
5.720% due 11/25/22	2,256	2,272
Series 2003-32 Class UI
Interest Only STRIP

6.000% due 05/25/33	475	109
Series 2003-33 Class IA
Interest Only STRIP
6.500% due 05/25/33	2,185	486
Series 2003-337 Class 1
Principal Only STRIP
Zero coupon due 07/01/33	2,227	1,640
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	2,195	487
Series 2003-35 Class IU
Interest Only STRIP
6.000% due 05/25/33	526	121
Series 2003-35 Class UI
Interest Only STRIP
6.500% due 05/25/33	527	116
Series 2003-64 Class JI
Interest Only STRIP
6.000% due 07/25/33	517	118
Series 2003-78 Class FI (Ê)
5.720% due 01/25/33	2,167	2,172
Series 2003-82 Class IA
Interest Only STRIP
6.000% due 08/25/32	497	69
Series 2003-82 Class WI
Interest Only STRIP
6.000% due 08/25/32	80	11
Series 2004-21 Class FL (Ê)
5.670% due 11/25/32	1,102	1,102
Series 2005-110 Class MB
5.500% due 09/25/35	1,875	1,890
Series 2005-69 Class IO (Ê)
Zero coupon due 08/25/35	56	13
15 Year TBA (Ï)
4.500%	3,080	2,979
5.000%	7,475	7,361
5.500%	4,430	4,434
6.000%	4,805	4,877
30 Year TBA (Ï)
4.500%	3,815	3,579
5.000%	35,035	33,820
5.500%	69,115	68,294
6.000%	7,575	7,620
6.500%	15,235	15,524
7.000%	15,910	16,365
7.500%	2,000	2,073
Fannie Mae Grantor Trust
Series 1999-T2 Class A1
7.500% due 01/19/39	44	46
Series 2001-T8 Class A2
9.500% due 07/25/41	241	260
Fannie Mae REMIC (Ê)
Series 1993-41 Class ZQ
7.000% due 12/25/23	2,448	2,563
Series 1993-42 Class ZQ
6.750% due 04/25/23	1,674	1,732
Series 2006-5 Class 3A2
4.677% due 05/25/35	300	296
Series 2006-90 Class Z
6.000% due 09/25/36	1,732	1,732

Fannie Mae Whole Loan
Series 2003-W17 Class 1A6
5.310% due 08/25/33	5,400	5,358
Series 2004-W11 Class 1A2
6.500% due 05/25/44	653	669
Series 2004-W9 Class 2A1
6.500% due 02/25/44	359	368
FBR Securitization Trust (Ê)
Series 2005-4 Class AV21
5.450% due 10/25/35	825	825
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2003-58 Class 2A
6.500% due 09/25/43	336	344
Series 2005-63 Class 1A1 (Ê)
5.632% due 02/25/45	262	262
First Horizon Alternative Mortgage Securities
Series 2005-AA2 Class 1A1 (Ê)
5.097% due 03/25/35	481	479
Series 2005-AA5 Class 1A1 (Ê)
5.324% due 07/25/35	559	558
Series 2006-AA5 Class A2 (Ê)
6.626% due 09/25/36	1,473	1,510
Series 2006-FA3 Class A6
6.000% due 07/25/36	1,605	1,623
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17
8.000% due 07/25/33	139	148
Series 2004-AR5 Class 4A1 (Ê)
5.679% due 10/25/34	439	437
Series 2005-AR5 Class 3A1 (Ê)
5.525% due 10/25/35	727	728
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class A2
6.560% due 11/18/35	16	17
Freddie Mac
12.000% due 2013	12	13
12.000% due 2014	17	19
11.000% due 2015	14	15
10.000% due 2016	55	60
12.000% due 2016	3	3
4.500% due 2018	2,625	2,541
5.000% due 2018	4,383	4,325
4.000% due 2019	13,387	12,684
4.500% due 2019	356	344
5.000% due 2019	6,400	6,311
4.500% due 2020	2,677	2,590
11.000% due 2020	59	66
5.000% due 2021	1,839	1,814
5.500% due 2021	843	844
7.430% due 2024	64	64
4.235% due 2034 (Ê)	302	304
4.688% due 2034 (Ê)	1,429	1,432
4.924% due 2034 (Ê)	3,124	3,079
4.821% due 2035 (Ê)	2,925	2,915
4.866% due 2035 (Ê)	4,932	4,887
Series 1991-103 Class Z
9.000% due 02/15/21	62	62
Series 1994-173 Class Z
7.000% due 05/15/24	359	378
Series 1999-212 Class SG (Ê)

Interest Only STRIP
1.625% due 06/17/27	1,963	72
Series 2000-224 Class SC (Ê)
Interest Only STRIP
2.170% due 08/15/30	85	3
Series 2000-226 Class F (Ê)
5.780% due 11/15/30	102	102
Series 2001-229 Class KF (Ê)
5.570% due 07/25/22	777	783
Series 2001-232 Class ZQ
6.500% due 06/15/31	1,683	1,759
Series 2002-246 Class SJ (Ê)
Interest Only STRIP
2.680% due 03/15/32	279	21
Series 2003-256 Class IM
Interest Only STRIP
5.000% due 09/15/14	679	27
Series 2003-259 Class IQ
Interest Only STRIP
5.000% due 06/15/17	1,538	181
Series 2003-262 Class AB
2.900% due 11/15/14	2,230	2,156
Series 2003-264 Class IM
Interest Only STRIP
7.000% due 07/15/33	479	110
Series 2003-266 Class MA
4.500% due 10/15/31	863	847
Series 2004-276 Class IP
Interest Only STRIP
5.500% due 07/15/23	1,993	100
Series 2004-277 Class UF (Ê)
5.630% due 06/15/33	2,732	2,736
Series 2004-281 Class DF (Ê)
5.780% due 06/15/23	805	810
Series 2004-287 Class GC
5.000% due 11/15/29	520	511
Series 2004-289 Class PC
5.000% due 07/15/30	1,060	1,042
Series 2005-291 Class KP
5.000% due 11/15/29	1,155	1,137
Series 2005-292 Class IG
Interest Only STRIP
5.000% due 04/15/23	1,085	165
Series 2005-292 Class NA
5.000% due 12/15/20	1,517	1,509
Series 2005-294 Class FA (Ê)
5.500% due 03/15/20	1,564	1,563
Series 2005-302 Class MB
5.000% due 12/15/28	640	634
Series 2005-303 Class AQ
4.500% due 10/15/22	4,044	4,006
Series 2005-306 Class PC
5.000% due 02/15/29	1,795	1,776
Series 2006-313 Class FP (Ê)
Zero coupon due 04/15/36	1,186	1,207
15 Year TBA (Ï)
5.500%	10,300	10,300
30 Year TBA (Ï)
5.000%	17,205	16,619
5.500%	12,085	11,949

6.000%	5,905	5,944
Freddie Mac Gold
6.000% due 2016	137	137
5.000% due 2018	270	267
5.500% due 2020	6,030	6,043
8.000% due 2020	132	139
10.500% due 2021	34	37
5.500% due 2024	833	831
8.500% due 2025	41	44
7.000% due 2027	254	263
8.500% due 2027	208	223
7.500% due 2028	60	63
7.500% due 2029	100	104
6.500% due 2030	8	8
7.222% due 2030 (Ê)	10	10
7.500% due 2030	335	349
8.000% due 2030	86	91
8.500% due 2030	211	226
7.000% due 2031	533	550
7.500% due 2031	192	200
8.000% due 2031	296	311
7.000% due 2032	295	304
7.500% due 2032	181	189
5.000% due 2033	1,996	1,941
6.500% due 2033	139	143
7.000% due 2033	80	82
7.500% due 2033	126	132
Series 1998-191 Class IO
Interest Only STRIP
8.000% due 01/01/28	42	10
Series 1998-194 Class IO
Interest Only STRIP
6.500% due 04/01/28	258	58
Series 2001-212 Class IO
Interest Only STRIP
6.000% due 05/01/31	402	85
Series 2001-215 Class IO
Interest Only STRIP
8.000% due 06/01/31	189	45
Freddie Mac Reference REMIC
Series 2006-R00 Class AK
5.750% due 12/15/18	2,150	2,160
Freddie Mac REMICS
Series 2003-269 Class FE (Ê)
5.930% due 12/15/28	2,186	2,197
Series 2004-277 Class KE
3.500% due 12/15/17	295	292
Series 2006-323 Class PA
6.000% due 03/15/26	2,125	2,156
GE Capital Commercial Mortgage Corp.
Series 2002-1A Class A3
6.269% due 12/10/35	745	782
Series 2002-3A Class A1
4.229% due 12/10/37	4,366	4,284
Ginnie Mae I
11.000% due 2010	19	21
11.000% due 2013	12	13
10.500% due 2015	45	50
11.000% due 2015	3	3
10.500% due 2016	74	82

10.500% due 2021	65	74
10.000% due 2022	72	79
9.500% due 2023	295	321
10.000% due 2025	89	99
7.500% due 2031	91	95
30 Year TBA (Ï)
5.500%	7,070	7,039
Ginnie Mae II
4.750% due 2023 (Ê)	23	23
5.125% due 2023 (Ê)	38	39
5.375% due 2023 (Ê)	116	117
4.750% due 2024 (Ê)	163	164
5.125% due 2024 (Ê)	172	173
4.750% due 2025 (Ê)	10	10
5.125% due 2025 (Ê)	14	14
5.375% due 2025 (Ê)	335	338
5.125% due 2026 (Ê)	76	76
8.500% due 2026	49	52
4.750% due 2027 (Ê)	193	195
5.375% due 2027 (Ê)	126	127
5.125% due 2029 (Ê)	496	501
Global Signal Trust (Þ)
Series 2004-2A Class A
4.232% due 12/15/14	655	640
Series 2006-1 Class B
5.588% due 02/15/36	415	416
Series 2006-1 Class C
5.707% due 02/15/36	635	637
GMAC Mortgage Corp. Loan Trust
Series 2005-AR2 Class 4A (Ê)
5.185% due 05/25/35	1,227	1,206
Series 2005-AR6 Class 3A1
5.297% due 11/19/35	2,408	2,394
Series 2006-HE3 Class A2
5.799% due 10/25/36	495	496
Government National Mortgage Association
Series 1999-27 Class SE (Ê)
Interest Only STRIP
3.270% due 08/16/29	122	11
Series 1999-40 Class FE (Ê)
5.870% due 11/16/29	1,140	1,151
Series 1999-44 Class SA (Ê)
Interest Only STRIP
3.220% due 12/16/29	223	22
Series 2001-46 Class SA (Ê)
Interest Only STRIP
2.250% due 09/16/31	47	3
Series 2003-5 Class B
4.486% due 10/16/25	795	781
Greenpoint Mortgage Funding Trust
Series 2005-AR3 Class X1
Interest Only STRIP
1.273% due 08/25/45	7,327	231
Series 2005-AR4 Class X4
Interest Only STRIP
0.097% due 10/25/45	9,654	303
Series 2006-AR2 Class 3A2 (Ê)
5.644% due 03/25/36	2,320	2,321
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7

5.317% due 06/10/36	3,430	3,440
Series 2005-GG5 Class A41
5.243% due 04/10/37	2,155	2,157
GS Mortgage Securities Corp. (Å)
Series 2006-OA1 Class A
Interest Only STRIP
1.990% due 08/25/35	6,192	250
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(Þ)
5.430% due 01/06/08	1,164	1,164
Series 2006-GG6 Class A4
5.553% due 04/10/38	840	856
Series 2006-GG8 Class A4
5.560% due 11/10/39	2,765	2,821
Series 2006-GG8 Class AAB
5.535% due 11/10/39	1,445	1,470
Series 2006-RR2 Class A1 (Þ)
5.816% due 01/07/36	925	938
GSMPS Mortgage Loan Trust (Þ)
Series 1998-3 Class A
7.750% due 09/19/27	164	172
Series 1999-3 Class A
8.000% due 08/19/29	298	315
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	895	950
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	467	496
Series 2006-RP1 Class 1A3
8.000% due 01/25/36	539	550
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
3.402% due 06/25/34	1,582	1,574
Series 2005-AR6 Class 2A1 (Ê)
4.540% due 09/25/35	4,541	4,489
Series 2006-OA1 Class 2A1 (Ê)
5.516% due 08/25/46	2,534	2,535
Harborview Mortgage Loan Trust
Series 2005-10 Class 2A1A (Ê)
5.630% due 11/19/35	3,482	3,493
Series 2005-10 Class 2A1B (Ê)
5.705% due 11/19/35	1,161	1,168
Series 2005-14 Class 3A1A
5.319% due 12/19/35	741	739
Series 2005-15 Class 2A11 (Ê)
5.595% due 10/20/45	3,107	3,116
Series 2005-16 Class 3A1A (Ê)
5.570% due 01/19/36	4,128	4,140
Series 2005-16 Class 3A1B (Ê)
5.665% due 01/19/36	1,743	1,747
Series 2005-16 Class X1
Interest Only STRIP
2.080% due 01/19/36	6,373	185
Series 2005-16 Class X3
Interest Only STRIP
1.820% due 01/19/36	17,941	482
Series 2005-2 Class X
Interest Only STRIP
1.412% due 05/19/35	10,795	261
Series 2005-3 Class X2
Interest Only STRIP

1.112% due 06/19/35	10,149	230
Series 2005-5 Class 2A1B (Ê)
5.615% due 07/19/45	714	717
Series 2006-1 Class 2A1A (Ê)
5.565% due 03/19/37	1,769	1,771
Series 2006-1 Class PO1
Principal Only STRIP
Zero coupon due 03/19/37	4	3
Series 2006-1 Class X1
Interest Only STRIP
2.290% due 03/19/37	10,397	491
Series 2006-5 Class PO2
Principal Only STRIP
Zero coupon due 07/19/47	—	—
Series 2006-5 Class X2
Interest Only STRIP
2.193% due 07/19/47	12,898	488
Series 2006-7 Class 2A1B (Ê)
5.580% due 08/19/46	2,126	2,130
Series 2006-9 Class 2A1A (Ê)
5.540% due 08/19/46	2,872	2,873
Impac CMB Trust (Ê)
Series 2004-3 Class 1A
5.570% due 06/25/34	377	377
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class AX2
Interest Only STRIP
0.640% due 07/25/35	8,052	262
Series 2005-AR2 Class 1A21
5.882% due 12/25/35	1,015	1,017
Series 2005-AR3 Class 1A1
5.189% due 01/25/36	2,340	2,359
Series 2006-AR6 Class 2A1B (Ê)
5.635% due 06/25/47	2,512	2,519
Series 2006-AR7 Class 5A1
6.159% due 03/25/36	1,085	1,099
Series 2006-FLX Class A1 (Ê)
5.536% due 11/25/36	1,675	1,675
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C1 Class A3
5.376% due 07/12/37	1,180	1,191
Series 2003-C1 Class A2
4.985% due 01/12/37	1,618	1,598
Series 2004-LN2 Class A1
4.475% due 07/15/41	1,794	1,752
Series 2005-LDP Class A3A1
4.871% due 10/15/42	1,560	1,536
Series 2005-LDP Class A4
4.918% due 10/15/42	735	716
Series 2006-CB1 Class A4
5.814% due 06/12/43	3,000	3,114
5.817% due 05/12/45	1,550	1,578
Series 2006-LDP Class A4
5.876% due 04/15/45	1,355	1,421
5.561% due 05/15/45	2,070	2,083
Series 2006-LDP Class AJ
6.066% due 04/15/45	1,110	1,156
Series 2006-RR1 Class A1 (Þ)
5.457% due 10/18/52	930	935
JP Morgan Mortgage Trust

Series 2005-A4 Class 1A1
5.409% due 07/25/35	879	869
Series 2005-A6 Class 1A2
5.151% due 09/25/35	1,470	1,476
LB-UBS Commercial Mortgage Trust
Series 2002-C1 Class A4
6.462% due 03/15/31	65	69
Series 2004-C4 Class A3
5.154% due 06/15/29	3,135	3,146
Series 2006-C1 Class A4
5.156% due 02/15/31	4,000	3,964
Series 2006-C4 Class A4
5.900% due 06/15/38	780	819
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	1,074	1,072
Series 2005-3 Class 1A3
5.500% due 01/25/36	3,880	3,889
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A
5.624% due 11/25/35	3,216	3,219
Series 2005-9N Class 1A1
5.594% due 01/25/36	914	915
Series 2006-16N Class A4A
5.520% due 11/25/46	4,233	4,238
Luminent Mortgage Trust
Series 2006-1 Class A1 (Ê)
5.564% due 04/25/36	1,757	1,761
Series 2006-3 Class 11A2 (Ê)
5.574% due 09/25/35	1,579	1,584
Series 2006-6 Class A1 (Ê)
5.530% due 10/25/46	1,950	1,950
Mastr Adjustable Rate Mortgages Trust
Series 2005-6 Class 7A1
5.370% due 06/25/35	544	538
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.660% due 06/25/33	1,167	1,176
Series 2003-6 Class 3A1
8.000% due 09/25/33	123	126
Series 2003-9 Class 1A1
5.500% due 12/25/18	442	441
Series 2004-10 Class 5A6
5.750% due 09/25/34	1,255	1,255
Series 2005-3 Class 7A1
6.000% due 04/25/35	798	801
Mastr Asset Securitization Trust (Ê)
Series 2003-11 Class 6A8
5.820% due 12/25/33	2,568	2,580
Series 2003-7 Class 4A35
5.720% due 09/25/33	2,027	2,029
Series 2004-4 Class 2A2
5.770% due 04/25/34	814	815
Mastr Reperforming Loan Trust (Þ)
Series 2005-1 Class 1A5
8.000% due 08/25/34	717	758
Series 2005-2 Class 1A4
8.000% due 05/25/35	1,057	1,078
Mastr Specialized Loan Trust (Þ)
Series 2005-2 Class A2

5.150% due 07/25/35	541	530
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.570% due 06/15/30	1,087	1,078
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A6 Class 2A1
5.444% due 08/25/35	857	857
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J (Þ)
5.695% due 07/12/34	365	353
Series 2004-MKB Class A2
4.353% due 02/12/42	1,940	1,903
Series 2005-CIP Class A2
4.960% due 07/12/38	225	224
Series 2005-GGP Class E (Þ)
4.330% due 11/15/10	185	183
Series 2005-GGP Class F (Þ)
4.351% due 11/15/10	180	178
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.930% due 04/25/29	545	546
Morgan Stanley Capital I
Series 1999-FNV Class G (Þ)
6.120% due 03/15/31	400	404
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	2,510	2,504
Series 2006-HQ8 Class A4
5.388% due 03/12/44	1,130	1,146
Series 2006-HQ9 Class A4
5.731% due 07/20/44	1,464	1,509
Morgan Stanley Dean Witter
Capital I (Þ)
Series 2001-TOP Class E
7.552% due 02/15/33	180	192
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	1,605	1,646
Series 2006-2 Class 6A
6.500% due 02/25/36	702	713
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	1,285	1,266
Series 2006-AF1 Class 1A2
6.159% due 05/25/36	1,525	1,539
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	253	254
Series 2004-CL1 Class 1A2 (Ê)
5.720% due 02/25/34	182	183
Series 2004-CL1 Class 2A2 (Ê)
5.730% due 02/25/19	50	50
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.920% due 04/25/34	457	459
Series 2004-QS8 Class A4 (Ê)
5.720% due 06/25/34	2,149	2,158
Series 2005-QA1 Class A41
5.725% due 09/25/35	757	761
Series 2005-QA8 Class NB3
5.504% due 07/25/35	1,430	1,436

Series 2005-QO4 Class 2A1 (Ê)
5.604% due 12/25/45	3,982	3,997
Series 2005-QS9 Class A6
5.500% due 06/25/35	420	411
Series 2006-QO1 Class 1A1 (Ê)
5.584% due 02/25/46	817	817
Series 2006-QO1 Class 2A1 (Ê)
5.594% due 02/25/46	936	936
Series 2006-QO6 Class A2 (Ê)
5.554% due 06/25/46	2,606	2,602
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	3,300	3,323
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	229	232
Series 2004-SL4 Class A3
6.500% due 07/25/32	458	466
Series 2005-SL1 Class A2
6.000% due 05/25/32	676	693
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	604	604
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	2,431	2,438
Residential Funding Mortgage Securities II
Series 2003-S14 Class A5 (Ê)
5.720% due 07/25/18	1,859	1,866
Series 2003-S20 Class 1A7 (Ê)
5.820% due 12/25/33	294	294
Series 2003-S5 Class 1A2 (Ê)
5.770% due 11/25/18	1,221	1,228
Series 2006-SA3 Class 3A1
6.093% due 09/25/36	1,572	1,587
Series 2006-SA4 Class 2A1
6.164% due 10/25/36	870	877
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
5.670% due 04/20/34	3,198	3,198
Small Business Administration Participation Certificates
Series 2004-20F Class 1
5.520% due 06/01/24	354	359
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 Class 5A
5.500% due 12/25/34	491	486
Series 2005-22 Class 4A2
5.382% due 12/25/35	137	135
Series 2006-5 Class 5A4
6.413% due 06/25/36	330	325
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR1 Class 3A1
5.554% due 02/25/36	949	950
Series 2006-AR3 Class 11A2
5.594% due 04/25/36	2,894	2,894
Series 2006-AR3 Class 3A1
5.514% due 02/25/36	1,261	1,263
Series 2006-AR8 Class A1A
5.520% due 03/25/36	5,450	5,450
Structured Asset Securities Corp.
Series 2002-22H Class 1A

6.973% due 11/25/32	103	105
Series 2004-12H Class 1A
6.000% due 05/25/34	446	447
Series 2004-21X Class 1A3
4.440% due 12/25/34	3,410	3,362
Series 2005-6 Class B2
5.344% due 05/25/35	284	271
Thornburg Mortgage Securities Trust (Ê)
Series 2006-5 Class A1
5.450% due 08/25/36	3,975	3,967
Tobacco Settlement Authority of Iowa
6.500% due 06/01/23	395	396
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	3,330	3,264
Series 2005-C21 Class A4
5.370% due 10/15/44	4,000	3,993
Series 2006-WL7 Class A1 (Ê)(Þ)
5.490% due 08/11/18	4,500	4,500
Washington Mutual Alternative Mortgage
Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	680	667
Series 2005-9 Class 3CB
5.500% due 10/25/20	702	701
Series 2006-2 Class 2CB
6.500% due 03/25/36	1,001	1,014
Series 2006-5 Class 2CB3
6.000% due 07/25/36	1,490	1,505
Series 2006-5 Class LB1
6.000% due 07/25/36	688	688
Series 2006-AR2 Class A1A (Ê)
5.222% due 04/25/46	2,011	2,009
Series 2006-AR5 Class 3A (Ê)
5.503% due 07/25/46	1,101	1,104
Series 2006-AR7 Class A1A (Ê)
5.483% due 09/25/46	1,953	1,955
Series 2006-AR8 Class 2A (Ê)
5.413% due 09/25/46	3,990	3,978
Series 2006-AR9 Class 2A (Ê)
5.504% due 11/25/46	4,000	4,000
Washington Mutual Mortgage Pass-Through Certificates (Ê)
Series 2005-AR1 Class A1B3
5.674% due 12/25/45	2,164	2,171
Washington Mutual, Inc.
Series 2002-AR9 Class 1A (Ê)
5.963% due 08/25/42	707	708
Series 2003-AR4 Class A7 (Ê)
3.950% due 05/25/33	123	121
Series 2003-S9 Class A2 (Ê)
5.870% due 10/25/33	2,340	2,350
Series 2004-AR1 Class A2C (Ê)
5.698% due 07/25/44	80	80
Series 2004-AR1 Class A3 (Ê)
5.698% due 10/25/44	178	179
Series 2004-AR1 Class X
Interest Only STRIP
0.547% due 07/25/44	9,352	170
0.376% due 10/25/44	13,812	246
Series 2004-AR8 Class X

Interest Only STRIP
0.548% due 06/25/44	5,320	86
Series 2004-CB3 Class 1A
6.000% due 10/25/34	350	350
Series 2004-CB3 Class 4A
6.000% due 10/25/19	802	811
Series 2005-AR1 Class 1A1
4.839% due 10/25/35	1,856	1,832
Series 2005-AR1 Class A1A1 (Ê)
5.614% due 10/25/45	1,415	1,423
5.584% due 11/25/45	2,670	2,679
Series 2005-AR1 Class A1B1 (Ê)
5.614% due 08/25/45	637	638
5.584% due 10/25/45	1,199	1,202
5.574% due 11/25/45	1,223	1,230
5.574% due 12/25/45	2,108	2,111
Series 2005-AR6 Class B3 (Ê)
5.980% due 04/25/45	1,364	1,363
Series 2005-AR8 Class 2A1A (Ê)
5.610% due 07/25/45	1,539	1,545
Series 2005-AR8 Class 2AB3 (Ê)
5.684% due 07/25/45	1,168	1,173
Series 2006-AR1 Class 1A (Ê)
5.443% due 10/25/46	3,000	2,999
Series 2006-AR1 Class 1A1
5.980% due 09/25/36	1,671	1,688
Series 2006-AR1 Class 1A4
5.668% due 11/25/36	3,130	3,119
Series 2006-AR1 Class 3A1A (Ê)
5.352% due 09/25/46	996	996
Series 2006-AR4 Class 1A1B (Ê)
5.372% due 05/25/46	2,013	2,014
Series 2006-AR7 Class 1A (Ê)
5.543% due 07/25/46	933	933
Series 2006-AR8 Class 1A5
5.941% due 08/25/46	327	330
Series 2006-AR8 Class 2A3 (Ê)
6.166% due 08/25/46	226	229
Wells Fargo Mortgage Backed Securities Trust
Series 2004-I Class 1A1
3.379% due 07/25/34	645	647
Series 2004-T Class A1 (Ê)
3.458% due 09/25/34	676	676
Series 2005-12 Class 1A7
5.500% due 11/25/35	1,600	1,552
Series 2005-14 Class 2A1
5.500% due 12/25/35	2,431	2,376
Series 2005-17 Class 1A1
5.500% due 01/25/36	2,158	2,110
Series 2005-17 Class 1A2
5.500% due 01/25/36	1,255	1,235
Series 2006-1 Class A3
5.000% due 03/25/21	1,527	1,496
Series 2006-2 Class 2A3
5.500% due 03/25/36	3,040	3,037
Series 2006-2 Class 3A1
5.750% due 03/25/36	1,705	1,687
Series 2006-4 Class 1A8
5.750% due 04/25/36	958	970
Series 2006-AR1 Class 1A2 (Ê)

6.050% due 09/25/36	992	999
Series 2006-AR1 Class 5A1 (Ê)
5.606% due 07/25/36	1,460	1,464
Series 2006-AR1 Class A7
5.539% due 08/25/36	1,798	1,794
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	1,947	1,931
Series 2006-AR4 Class 1A1 (Ê)
5.868% due 04/25/36	2,072	2,073
Series 2006-AR4 Class 2A1 (Ê)
5.791% due 04/25/36	3,232	3,225
Series 2006-AR5 Class 2A1 (Ê)
5.549% due 04/25/36	523	525
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.615% due 08/25/36	1,972	1,969

		1,121,401

Municipal Bonds - 0.3%
California State University Revenue Bonds (µ) weekly demand
5.000% due 11/01/30	435	462
New Jersey Economic Development Authority Revenue Bonds weekly demand
5.750% due 06/15/34	745	799
New York State Urban Development Corp. Revenue Bonds (µ) weekly demand
5.250% due 03/15/34	540	585
State of California General Obligation Unlimited, weekly demand
5.000% due 02/01/33	370	385
State of Illinois General Obligation Unlimited
5.100% due 06/01/33	480	464
State of Oregon General Obligation Unlimited
5.892% due 06/01/27	555	586
State of Texas General Obligation Unlimited weekly demand
4.750% due 04/01/35	450	462
Tobacco Settlement Financing Corp. Revenue Bonds weekly demand
5.750% due 06/01/32	4,060	4,342
West Virginia Economic Development Authority Revenue Bonds (µ)
5.370% due 07/01/20	200	201

		8,286

Non-US Bonds - 0.9%
Argentina Government International Bond
5.830% due 12/31/33	ARS 1,510	625
Brazilian Government International Bond
12.500% due 01/05/16	BRL 2,193	1,040
Colombia Government International Bond
12.000% due 10/22/15	COP 3,246,000	1,659
Deutsche Bundesrepublik
Series 01
5.000% due 07/04/11	EUR 690	930
Federative Republic of Brazil
12.500% due 01/05/22	BRL 2,756	1,297
Mexican Bonos
Series M 20

10.000% due 12/05/24	MXN 17,865	1,951
Poland Government Bond
Series 1015
6.250% due 10/24/15	PLN 1,190	420
Province of Ontario
4.500% due 03/08/15	CAD 890	807
Province of Quebec Canada
5.000% due 12/01/15	CAD 1,529	1,426
Quebec Residual
Zero coupon due 12/01/36	CAD 2,790	611
Queensland Treasury Corp.
Series 15G
6.000% due 10/14/15	AUD 2,854	2,223
South Africa Government Bond
Series R157
13.500% due 09/15/15	ZAR 3,400	619
Sweden Government Bond
Series 1047
5.000% due 12/01/20	SEK 2,005	316
Series 1048
4.000% due 12/01/09	SEK 6,855	961
Series 1049
4.500% due 08/12/15	SEK 3,480	512
United Kingdom Gilt
5.750% due 12/07/09	GBP 2,800	5,470
8.000% due 09/27/13	GBP 1,050	2,397

		23,264

United States Government Agencies - 4.7%
Fannie Mae
4.200% due 03/24/08 (Ñ)	11,000	10,871
4.150% due 09/10/09 (Ñ)	12,000	11,772
3.875% due 02/15/10 (Ñ)	3,405	3,303
4.750% due 04/20/10 (Ñ)	7,620	7,591
4.375% due 06/21/10	8,000	7,848
5.050% due 02/07/11	6,600	6,642
Zero coupon due 10/09/19	2,155	1,069
Federal Home Loan Bank
4.800% due 05/02/08	18,000	17,967
Series 577 (Ñ)
4.500% due 09/26/08	16,900	16,779
Federal Home Loan Bank System
5.375% due 08/19/11 (Ñ)	975	995
5.310% due 12/28/12	5,500	5,613
Series IY08
3.400% due 03/18/08	6,000	5,874
Series VX10
4.200% due 05/07/10	9,000	8,771
Financing Corp.
Principal Only STRIP
Series 1
Zero coupon due 05/11/16	400	250
Series 12P
Zero coupon due 12/06/18	1,770	965
Series 13
Zero coupon due 12/27/16	1,410	854
Series 13P
Zero coupon due 12/27/18	3,800	2,065
Series 16P
Zero coupon due 04/05/19	1,445	774
Series 19

Zero coupon due 06/06/16	1,185	739
Series 3P
Zero coupon due 11/30/17	885	511
Series 5P
Zero coupon due 02/08/18	365	209
Series 8P
Zero coupon due 08/03/18	3,205	1,781
Series 9P
Zero coupon due 10/06/17	1,605	935
Series C-P
Zero coupon due 11/30/17	1,820	1,051
Series E-P
Zero coupon due 11/02/18	855	469
Freddie Mac
3.450% due 03/12/08	6,000	5,878
4.750% due 01/19/16 (Ñ)	155	153
Series *(Ñ)
2.750% due 03/15/08	1,060	1,029

		122,758

United States Government Treasuries - 8.2%
United States Treasury Principal (Ñ)
Zero coupon due 11/15/26	100	38
Zero coupon due 11/15/27	500	183
United States Treasury Inflation Indexed Bonds (Ñ)
2.375% due 04/15/11	2,053	2,042
3.375% due 01/15/12	6,511	6,806
3.000% due 07/15/12	4,179	4,307
1.875% due 07/15/13	999	967
2.000% due 01/15/14	883	860
2.000% due 07/15/14	13,899	13,539
1.875% due 07/15/15	7,230	6,962
2.000% due 01/15/16	2,260	2,196
2.500% due 07/15/16	11,994	12,166
2.375% due 01/15/25	4,327	4,380
2.000% due 01/15/26	6,205	5,930
3.625% due 04/15/28	630	778
United States Treasury Notes (Ñ)
4.375% due 12/31/07	24,100	23,964
4.625% due 02/29/08	6,000	5,985
4.750% due 09/30/08	5,380	5,371
4.500% due 09/30/11	2,555	2,546
3.875% due 02/15/13	7,100	6,830
Principal Only STRIP
Zero coupon due 11/15/13	1,855	1,348
4.250% due 08/15/15	7,070	6,892
4.875% due 08/15/16	6,710	6,849
8.750% due 05/15/17	445	595
8.125% due 08/15/19	13,425	17,736
8.125% due 08/15/21	1,275	1,721
Principal Only STRIP
Zero coupon due 11/15/21	21,630	10,460
7.625% due 02/15/25	2,500	3,346
6.000% due 02/15/26	20,895	23,980
6.375% due 08/15/27	7,675	9,247
6.125% due 08/15/29	13,500	15,986
4.500% due 02/15/36	10,055	9,705

		213,715

Total Long-Term Investments
(cost $2,206,391)		2,222,366

Common Stocks - 0.1%

Financial Services - 0.1%
Emerging Market Local Currency Fund (Æ)	288,299	3,304
Pacific Investment Management Co.
Series High Yield Portfolio Institutional	21,427	180

Total Common Stocks
(cost $3,388)		3,484

Preferred Stocks - 0.3%
Financial Services - 0.2%
Bank of America Corp. (Æ)(Ê)	45,000	1,125
DG Funding Trust (Ê)(Å)	361	3,841

		4,966

Producer Durables - 0.0%
Nexen, Inc.	12,590	322

Utilities - 0.1%
Rural Cellular Corp. (Æ)	1,160	1,409

Total Preferred Stocks
(cost $6,612)		6,697

Warrants & Rights - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc.
2009 Warrants (Æ)	30	—

Materials and Processing - 0.0% Solutia, Inc.
2009 Warrants (Æ)(Þ)	850	—

Miscellaneous - 0.0%
Mexico Government International Bond Value
Recovery Rights (Æ)
Series E	3,950,000	73

Total Warrants & Rights (cost $84)		73

	Notional Amount $	Market Value $
Options Purchased - 0.1%
(Number of Contracts)
Eurodollar Futures
Dec 2006 91.75 Put (186)	42,664	1
Dec 2006 92.00 Put (504)	115,920	3
Dec 2006 92.25 Put (209)	48,201	1
Dec 2006 92.50 Put (226)	52,263	1
Dec 2006 92.75 Put (150)	34,781	1
Dec 2006 94.13 Put (267)	62,828	2
Mar 2007 92.25 Put (310)	71,494	2
Jun 2007 91.25 Put (959)	218,772	6
Jun 2007 94.25 Put (978)	230,441	43
Jun 2007 94.50 Put (130)	30,713	16
Sep 2007 90.50 Put (160)	36,200	1
Sep 2007 90.75 Put (311)	70,558	2
Sep 2007 91.00 Put (85)	19,338	1
Sep 2007 91.25 Put (284)	64,788	1
Dec 2007 91.25 Put (608)	138,700	4
Forward Volatility Agreements
(Fund Pays/Fund Receives)
USD/JPY 1 Year
Jan 2007 8.44 Call(1)	2,000	—
Swaptions
(Fund Pays/Fund Receives)
EUR Three Month LIBOR/ EUR 3.960%
Jul 2007 0.00 Call(2)	19,144	88

	Notional Amount $	Market Value $
EUR Six Month LIBOR/ EUR 3.960%
Jul 2007 0.00 Call(1)	19,144	74
EUR Six Month LIBOR/ EUR 4.100%
Jul 2007 0.00 Call(1)	14,039	54
GBP Six Month LIBOR/ GBP 5.080%
Jun 2007 0.00 Call(1)	2,861	6
GBP Six Month LIBOR/ GBP 5.080%
Jun 2007 0.00 Call(1)	4,387	—
USD Six Month LIBOR/ USD 4.800%
Dec 2006 0.00 Call(1)	17,000	7
USD Three Month LIBOR/ USD 5.170%
Feb 2007 0.00 Call(1)	14,100	61
USD Three Month LIBOR/ USD 5.000%
Mar 2007 0.00 Call(2)	30,000	95
USD Three Month LIBOR/ USD 5.080%
Apr 2007 0.00 Call(1)	9,200	44
USD Three Month LIBOR/ USD 5.200%
May 2007 0.00 Call(2)	63,100	436
USD Three Month LIBOR/ USD 5.250%
Jun 2007 0.00 Call(2)	33,000	269
USD Three Month LIBOR/ USD 5.500%
Jun 2007 0.00 Call(1)	26,000	391
USD Three Month LIBOR/ USD 4.850%
Jul 2007 0.00 Call(1)	30,000	49
USD Three Month LIBOR/ USD 5.250%
Jul 2007 0.00 Call(1)	72,000	1,127
USD Three Month LIBOR/ USD 5.370%
Jul 2007 0.00 Call(1)	20,200	208
USD Six Month LIBOR/ USD 4.900%
Oct 2007 0.00 Call(1)	21,000	109

Total Options Purchased
(cost $2,075)		3,103

	Principal Amount ($) or Shares
Short-Term Investments - 23.2%
Abitibi-Consolidated, Inc. (Ñ)
6.950% due 12/15/06	438	438
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	300	300
Arizona Public Service Co.
6.750% due 11/15/06	180	180
AT&T Wireless Services, Inc.
7.500% due 05/01/07	3,480	3,515
Avista Corp.
7.750% due 01/01/07	55	55
Bank of America Corp. (ç)(ž)
5.370% due 11/01/06	11,500	11,500
5.275% due 12/01/06	300	299
Bank of Ireland Governor & Co. (ç)(ž)
5.260% due 12/05/06	15,900	15,821
Barclays Bank PLC (ž)
5.343% due 01/29/07	6,200	6,215
Barclays US Funding Corp. (ç)(ž)
5.275% due 11/21/06	11,000	10,968

Caesars Entertainment, Inc. / 9.375% due 02/15/07	980	987
Caterpillar Financial Services Corp. (Ê)
Series MTNF
5.463% due 08/20/07	470	470
CC Funding Trust I
6.900% due 02/16/07	685	688
Centex Corp. (Ê)
Series MTNE
5.739% due 08/01/07	736	737
Comcast Cable Communications, Inc.
8.375% due 05/01/07	110	112
DaimlerChrysler NA Holding Corp. (Ê)
Series MTND
5.740% due 11/17/06	2,800	2,800
Danske Corp. (ž)
5.265% due 12/27/06 (ç)	300	298
5.240% due 01/30/07	17,100	16,876
Donohue Forest Products
7.625% due 05/15/07	665	665
Duke Energy Field Services LLC
5.750% due 11/15/06	80	80
Enterprise Products Operating, LP
Series B
4.000% due 10/15/07	700	690
FedEx Corp.
2.650% due 04/01/07	220	217
Ford Motor Credit Co. (Ê)
5.590% due 03/13/07	2,250	2,233
6.194% due 09/28/07 (Ñ)	1,400	1,391
France Treasury Bill BTF
Zero coupon due 12/21/06	EUR 2,900	3,684
GMAC LLC (Ê)
6.407% due 01/16/07	1,500	1,500
Harrah’s Operating Co., Inc.
7.125% due 06/01/07	1,055	1,060
Hilton Hotels Corp.
7.950% due 04/15/07	330	332
Historic TW, Inc.
8.180% due 08/15/07	323	330
HSBC Finance Corp. (Ê)
5.410% due 10/04/07	2,200	2,202
Hyatt Equities LLC (Þ)
6.875% due 06/15/07	435	437
International Bank for Reconstruction & Development
Zero coupon due 08/20/07	NZD 950	600
International Lease Finance Corp.
3.750% due 08/01/07	115	114
JPMorgan Chase & Co.
5.350% due 03/01/07	160	160
Mandalay Resort Group
Series B
10.250% due 08/01/07	2,830	2,911
Marsh & McLennan Cos., Inc.
5.375% due 03/15/07	1,480	1,479
5.640% due 07/13/07 (Ê)	630	630
Mastr Adjustable Rate Mortgages Trust
5.503% due 10/13/07	2,879	2,878
MGM Mirage
9.750% due 06/01/07	2,020	2,060
Mirage Resorts, Inc.

6.750% due 08/01/07	600	603
Netherlands Government Bond
Series 1
5.750% due 02/15/07	EUR 490	629
Norfolk Southern Corp.
7.350% due 05/15/07	320	323
Northrop Grumman Corp.
4.079% due 11/16/06	155	155
Panhandle Eastern Pipe Line
Series B
2.750% due 03/15/07	125	124
Pepco Holdings, Inc.
5.500% due 08/15/07	1,070	1,070
Reynolds American, Inc. (Ñ)(Þ)
6.500% due 06/01/07	450	452
Russell Investment Company
Money Market Fund	415,303,000	415,303
Sempra Energy
4.621% due 05/17/07	777	774
Skandinaviska Enskilda Banken (ç)(ž)
5.255% due 12/08/06	9,800	9,747
Societe Generale NA (ç)(ž)
5.290% due 12/18/06	1,100	1,092
5.265% due 12/21/06	7,800	7,743
St. Paul Travelers Cos., Inc. (The)
5.010% due 08/16/07	1,340	1,333
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/07	65	65
TELUS Corp.
7.500% due 06/01/07	1,925	1,947
Total SA (ç)(ž)
5.290% due 11/01/06	13,800	13,800
UBS Financial Del LLC (ç)(ž)
5.260% due 12/01/06	1,300	1,294
United States Treasury Bills (ž)(§)
5.093% due 11/30/06 (ç)	2,375	2,366
4.841% due 12/07/06 (ç)	500	498
4.898% due 12/07/06 (ç)	500	498
4.802% due 12/14/06 (ç)	300	298
4.914% due 12/14/06 (ç)	30	30
4.932% due 12/14/06 (ç)	500	497
4.937% due 12/14/06 (ç)	2,470	2,456
5.161% due 01/11/07	650	644
4.948% due 02/15/07	60	59
4.960% due 02/15/07	100	99
5.007% due 02/15/07	200	197
5.018% due 02/15/07	110	108
5.131% due 02/15/07	250	246
United States Treasury Notes (Ñ)
3.500% due 11/15/06	14,400	14,390
3.125% due 05/15/07	21,250	21,033
Westpac Banking Corp. (ç)(ž)
5.265% due 11/17/06	7,300	7,283

Total Short-Term Investments (cost $605,235)		605,068

Other Securities - 11.8%
Russell Investment Company
Money Market Fund (×)	79,200,049	79,200
State Street Securities Lending Quality Trust (×)	229,444,462	229,444

Total Other Securities (cost $308,644)		308,644

Total Investments - 120.6% (identified cost $3,132,429)		3,149,435

Other Assets and Liabilities,
Net - (20.6%)	(537,670)

Net Assets - 100.0%	2,611,765

Amount in thousands Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Australian 3 Year Bond (Australia)
expiration date 12/06 (101)	20,095	(312)
Australian 10 Year Bond (Australia)
expiration date 12/06 (54)	30,604	(29)
Euro-Bund Futures (Germany)
expiration date 12/06 (48)	7,218	18
Euro-Schatz Bond Futures
expiration date 12/06 (106)	14,057	(24)
Eurodollar Futures (CME)
expiration date 12/06 (550)	130,123	(726)
expiration date 03/07 (741)	175,580	(709)
expiration date 06/07 (888)	210,789	(253)
expiration date 09/07 (1,867)	443,996	163
expiration date 12/07 (1,640)	390,505	633
expiration date 03/08 (40)	9,525	4
Libor Futures
expiration date 06/07 (22)	4,964	(7)
expiration date 09/07 (37)	8,350	(9)
expiration date 12/07 (59)	13,320	(10)
expiration date 03/08 (15)	3,388	(3)
expiration date 06/08 (12)	2,711	(2)
expiration date 09/08 (17)	3,842	(2)
Three Month Short Sterling Interest Rate Futures (UK)
expiration date 03/07 (110)	24,814	(18)
United States Treasury Bonds
expiration date 12/06 (372)	41,908	589
United States Treasury 2 Year Notes
expiration date 12/06 (404)	82,580	130
United States Treasury 5 Year Notes
expiration date 12/06 (1,017)	107,357	501
United States Treasury 10 Year Notes
expiration date 12/06 (1,619)	175,206	2,001
expiration date 03/07 (2)	217	2
Short Positions
Bankers Acceptance Futures (Canada)
expiration date 03/07 (112)	23,935	11
Euro-Bobl Futures (Germany)
expiration date 12/06 (364)	50,970	10
Japanese 10 Year Bond (Japan)
expiration date 12/06 (32)	36,732	(89)
Long Gilt Bond (UK)
expiration date 12/06 (8)	1,679	(3)
United States Treasury 2 Year Notes
expiration date 12/06 (106)	21,667	(4)
United States Treasury 5 Year Notes
expiration date 12/06 (580)	60,972	(254)
United States Treasury 10 Year Notes
expiration date 12/06 (485)	52,037	(449)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)		1,159

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (17)	4,038	(16)
Mar 2007 94.75 Put (22)	5,211	(6)
Mar 2007 95.25 Put (24)	5,715	(29)
Forward Volatility Agreements
(Fund Pays/Fund Receives)
USD/JPY 1 Year
Jan 2007 8.44 Put (1)	2,000	—
Swaptions
(Fund Receives/Fund Pays)
EUR Six Month LIBOR/ EUR 4.100%
Jul 2007 0.00 Call (2)	7,658	(85)
EUR Six Month LIBOR/ EUR 4.100%
Jul 2007 0.00 Call (1)	7,658	(97)
EUR Six Month LIBOR/ EUR 4.230%
Jul 2007 0.00 Call (1)	6,381	(81)
GBP Three Month LIBOR/ GBP 4.850%
Jun 2007 0.00 Call (1)	763	(7)
GBP Six Month LIBOR/ GBP 4.850%
Jun 2007 0.00 Call (1)	1,335	(13)
GBP Six Month LIBOR/ GBP 4.500%
Dec 2006 0.00 Put (1)	20,602	(174)
USD Three Month LIBOR/ USD 4.850%
Dec 2006 0.00 Call (1)	7,000	(10)
USD Three Month LIBOR/ USD 5.240%
Feb 2007 0.00 Call (1)	6,100	(74)
USD Three Month LIBOR/ USD 5.040%
Mar 2007 0.00 Call (2)	13,000	(94)
USD Three Month LIBOR/ USD 5.220%
Apr 2007 0.00 Call (1)	4,000	(53)
USD Three Month LIBOR/ USD 5.300%
May 2007 0.00 Call (1)	14,000	(230)
USD Three Month LIBOR/ USD 5.320%
May 2007 0.00 Call (1)	13,600	(226)
USD Three Month LIBOR/ USD 5.330%
Jun 2007 0.00 Call (1)	2,000	(37)
USD Three Month LIBOR/ USD 5.340%
Jun 2007 0.00 Call (1)	12,000	(231)
USD Three Month LIBOR/ USD 5.600%
Jun 2007 0.00 Call (1)	11,000	—
USD Three Month LIBOR/ USD 5.370%
Jul 2007 0.00 Call (1)	32,000	(643)
USD Three Month LIBOR/ USD 5.500%
Jul 2007 0.00 Call (1)	6,600	(198)
USD Six Month LIBOR/ USD 4.950%
Jul 2007 0.00 Call (1)	6,700	(75)
USD Six Month LIBOR/ USD 5.010%
Oct 2007 0.00 Call (1)	9,000	(120)
United States Treasury Bonds
Nov 2006 111.00 Call (87)	9,657	(150)
Nov 2006 104.00 Put (76)	7,904	(1)
Nov 2006 105.00 Put (11)	1,155	—
United States Treasury Notes
2 Year Futures
Nov 2006 101.75 Put (880)	179,080	(28)
United States Treasury Notes
10 Year Futures

Nov 2006 109.00 Call (15)	1,635	(2)
Nov 2006 106.00 Put (15)	1,590	—

Total Liability for Options Written (premiums received $1,995)		(2,680)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 2,298	AUD 2,984	11/02/06	13
USD 2,454	AUD 3,264	12/20/06	70
USD 5,464	AUD 7,156	12/20/06	69
USD 7,428	AUD 9,715	12/20/06	85
USD 1,697	CAD 1,911	11/02/06	5
USD 865	CAD 985	11/30/06	13
USD 2,519	CAD 2,803	12/20/06	(19)
USD 469	CNY 3,629	03/19/07	(3)
USD 200	CNY 1,544	03/20/07	(2)
USD 206	EUR 161	11/02/06	—
USD 250	EUR 195	11/02/06	(1)
USD 309	EUR 240	11/02/06	(2)
USD 418	EUR 325	11/02/06	(3)
USD 422	EUR 330	11/02/06	(1)
USD 423	EUR 330	11/02/06	(2)
USD 520	EUR 404	11/02/06	(4)
USD 574	EUR 445	11/02/06	(6)
USD 601	EUR 465	11/02/06	(7)
USD 602	EUR 465	11/02/06	(8)
USD 717	EUR 564	11/02/06	3
USD 796	EUR 623	12/06/06	—
USD 5,042	EUR 3,958	12/20/06	27
USD 5,460	EUR 4,335	12/20/06	91
USD 556	EUR 435	02/02/07	2
USD 1,277	EUR 1,000	03/23/07	8
USD 2,419	GBP 1,272	11/02/06	7
USD 2,711	GBP 1,443	12/20/06	44
USD 8,541	GBP 4,550	12/20/06	146
USD 8,609	GBP 4,550	12/20/06	77
USD 10	JPY 1,171	11/02/06	—
USD 65	JPY 7,415	11/02/06	(2)
USD 196	JPY 22,775	11/02/06	(1)
USD 469	JPY 54,970	11/02/06	1
USD 508	JPY 57,623	11/02/06	(15)
USD 583	JPY 66,920	11/02/06	(11)
USD 584	JPY 66,505	11/02/06	(15)
USD 716	JPY 84,315	11/02/06	6
USD 726	JPY 82,060	11/02/06	(24)
USD 1,786	JPY 202,053	11/02/06	(58)
USD 3,202	JPY 362,561	11/02/06	(101)
USD 6,797	JPY 774,119	11/15/06	(163)
USD 6,814	JPY 774,118	11/15/06	(181)
USD 6,745	JPY 781,000	12/06/06	(32)
USD 1,469	JPY 170,000	12/20/06	(5)
USD 6,284	JPY 730,500	12/20/06	6
USD 732	JPY 84,315	02/02/07	(1)
USD 2,159	JPY 249,448	02/02/07	1
USD 2,982	JPY 343,716	02/02/07	(5)
USD 1,896	NOK 12,296	12/20/06	(9)
USD 2,730	NOK 18,251	12/20/06	71
USD 578	NZD 862	11/02/06	(1)
USD 2,521	NZD 3,870	12/20/06	66

USD 2,730	NZD 4,148	12/20/06	43
USD 531	PLN 1,608	11/02/06	—
USD 1,355	SEK 9,783	11/02/06	—
USD 2,519	SEK 18,305	12/20/06	26
USD 4,915	SEK 35,582	12/20/06	32
USD 469	SEK 3,372	12/21/06	—
USD 249	SGD 395	11/27/06	5
USD 243	TWD 7,871	11/22/06	(6)
AUD 2,984	USD 2,281	11/02/06	(30)
CAD 1,911	USD 1,694	11/02/06	(7)
EUR 325	USD 419	11/02/06	4
EUR 330	USD 424	11/02/06	3
EUR 330	USD 423	11/02/06	2
EUR 435	USD 554	11/02/06	(2)
EUR 435	USD 554	11/02/06	(2)
EUR 445	USD 577	11/02/06	9
EUR 465	USD 600	11/02/06	7
EUR 465	USD 599	11/02/06	6
EUR 564	USD 726	11/02/06	6
EUR 565	USD 711	11/02/06	(10)
GBP 1,272	USD 2,393	11/02/06	(33)
JPY 55,490	USD 477	11/02/06	3
JPY 57,623	USD 510	11/02/06	17
JPY 66,505	USD 586	11/02/06	17
JPY 83,231	USD 717	11/02/06	5
JPY 84,315	USD 722	11/02/06	1
JPY 249,448	USD 2,133	11/02/06	(1)
JPY 411,756	USD 3,528	11/02/06	6
NZD 862	USD 532	11/02/06	(46)
PLN 1,608	USD 526	11/02/06	(4)
SEK 3,635	USD 502	11/02/06	(1)
SEK 6,148	USD 858	11/02/06	7
EUR 5,559	USD 7,162	12/06/06	53
JPY 88,000	USD 757	12/06/06	—
EUR 2,785	USD 3,552	12/08/06	(10)
AUD 3,339	USD 2,507	12/20/06	(75)
AUD 3,393	USD 2,521	12/20/06	(103)
AUD 3,639	USD 2,711	12/20/06	(103)
CAD 2,740	USD 2,454	12/20/06	10
CAD 3,007	USD 2,722	12/20/06	39
CHF 3,443	USD 2,730	12/20/06	(55)
CHF 9,348	USD 7,583	12/20/06	22
EUR 1,976	USD 2,519	12/20/06	(11)
EUR 3,929	USD 5,021	12/20/06	(11)
EUR 4,301	USD 5,464	12/20/06	(44)
EUR 4,343	USD 5,462	12/20/06	(100)
GBP 1,469	USD 2,730	12/20/06	(75)
JPY 160,650	USD 1,392	12/20/06	9
JPY 651,335	USD 5,604	12/20/06	(5)
JPY 661,204	USD 5,693	12/20/06	(1)
JPY 661,204	USD 5,696	12/20/06	2
NOK 32,990	USD 5,042	12/20/06	(20)
NZD 3,844	USD 2,454	12/20/06	(116)
NZD 12,011	USD 7,723	12/20/06	(305)
SEK 18,211	USD 2,521	12/20/06	(11)
SEK 19,992	USD 2,730	12/20/06	(50)
AUD 2,984	USD 2,292	02/02/07	(13)
BRL 12,259	USD 5,568	02/02/07	(55)
CAD 1,911	USD 1,702	02/02/07	(5)
EUR 161	USD 207	02/02/07	—

GBP 1,272	USD 2,420	02/02/07	(8)
NZD 862	USD 574	02/02/07	1
PLN 1,608	USD 532	02/02/07	—
SEK 9,783	USD 1,363	02/02/07	—

Total Unrealized Appreciation (Depreciation)on Open Foreign CurrencyExchange Contracts			(854)

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
CMBS AAA			1 Month LIBOR
10 Yr. Index	Citibank	3,500	plus 0.235%	03/31/07	(146)
CMBS AAA			1 Month LIBOR
10 Yr. Index	Goldman Sachs	4,000	plus 0.030%	09/28/07	(166)
			Turkish Overnight
			Index Tuibon
GS Total Return	Citibank	14,958	plus 0.750%	07/17/08	(42)
Lehman Brothers			1 Month LIBOR
CMBS Index - AAA	Goldman Sachs	6,830	plus 0.050%	02/01/07	101

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					(253)

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD 35,900	5.600%	Three Month LIBOR	12/21/09	536
Bank of America	USD 37,500	5.470%	Three Month LIBOR	06/14/11	1,183
Bank of America	USD 31,000	5.650%	Three Month LIBOR	12/20/13	1,035
Bank of America	USD 13,200	5.550%	Three Month LIBOR	06/14/16	603
Bank of America	USD 7,000	5.630%	Three Month LIBOR	06/16/36	489
Barclays Bank PLC	GBP 15,400	5.000%	Six Month LIBOR	06/15/07	(26)
Barclays Bank PLC	USD 18,100	5.000%	Three Month LIBOR	12/20/08	(12)
Barclays Bank PLC	EUR 2,800	2.103%	Consumer Price Index (France)	10/15/10	35
Barclays Bank PLC	JPY 2,400,000	Six Month LIBOR	1.550%	12/20/11	159
Barclays Bank PLC	EUR 22,000	4.250%	Six Month LIBOR	07/20/16	750
Barclays Bank PLC	SEK 204,000	Three Month LIBOR	4.323%	07/20/16	(1,331)
Barclays Bank PLC	EUR 1,500	4.300%	Six Month LIBOR	12/20/16	51
Barclays Bank PLC	EUR 2,450	Six Month LIBOR	4.300%	12/20/16	(84)
Barclays Bank PLC	GBP 4,050	5.000%	Six Month LIBOR	12/20/16	61
Barclays Bank PLC	JPY 1,333,000	2.100%	Six Month LIBOR	12/20/16	164
Barclays Bank PLC	SEK 13,700	Three Month LIBOR	4.350%	12/20/16	(18)
Barclays Bank PLC	EUR 3,500	4.550%	Six Month LIBOR	12/22/36	368
Barclays Bank PLC	EUR 1,320	Six Month LIBOR	4.550%	12/22/36	(139)
Barclays Bank PLC	GBP 940	4.550%	Six Month LIBOR	12/22/36	71
Barclays Bank PLC	GBP 2,400	Six Month LIBOR	4.550%	12/22/36	(146)
Credit Suisse First Boston	EUR 77,890	Six Month LIBOR	3.959%	11/24/08	(129)
Credit Suisse First Boston	EUR 86,470	4.079%	Six Month LIBOR	11/22/11	1,014
Credit Suisse First Boston	GBP 1,310	Six Month LIBOR	5.100%	12/20/11	7
Credit Suisse First Boston	EUR 2,050	4.300%	Six Month LIBOR	12/20/16	70
Credit Suisse First Boston	GBP 4,921	Six Month LIBOR	5.000%	12/20/16	(72)
Credit Suisse First Boston	SEK 22,000	Three Month LIBOR	4.350%	12/20/16	(58)
Credit Suisse First Boston	SEK 19,000	Three Month LIBOR	4.350%	12/20/16	58
Credit Suisse First Boston	EUR 26,850	Six Month LIBOR	4.412%	11/22/21	(1,412)
Credit Suisse First Boston	USD 3,700	5.820%	Three Month LIBOR	09/22/36	310
Credit Suisse First Boston	EUR 1,780	Six Month LIBOR	4.550%	12/22/36	(187)
Credit Suisse First Boston	GBP 1,260	4.550%	Six Month LIBOR	12/22/36	95
Deutsche Bank	USD 35,000	5.600%	Three Month LIBOR	12/20/11	689
Deutsche Bank	USD 25,900	5.650%	Three Month LIBOR	12/20/13	687
Goldman Sachs	USD 600	5.000%	Three Month LIBOR	12/20/36	(23)

JP Morgan	GBP 2,250	Six Month LIBOR	4.550%	12/22/36	(170)
JP Morgan	GBP 5,100	4.950%	Six Month LIBOR	12/22/08	(70)
Lehman Brothers	GBP 5,100	Six Month LIBOR	4.950%	12/22/08	(70)
Lehman Brothers	GBP 8,400	4.500%	Six Month LIBOR	09/20/09	(219)
Lehman Brothers	EUR 3,100	4.000%	Six Month LIBOR	12/15/11	22
Lehman Brothers	USD 4,000	5.000%	Three Month LIBOR	12/20/11	(5)
Lehman Brothers	EUR 2,430	Six Month LIBOR	4.300%	12/20/16	(84)
Lehman Brothers	GBP 1,650	5.000%	Six Month LIBOR	12/20/16	25
Merrill Lynch	GBP 19,300	4.500%	Six Month LIBOR	09/20/09	(502)
Merrill Lynch	GBP 300	4.000%	Six Month LIBOR	12/15/35	(9)
Morgan Stanley	EUR 2,800	6.000%	Six Month LIBOR	06/18/34	648
Royal Bank of Scotland	GBP 1,100	4.550%	Six Month LIBOR	12/20/09	83
Royal Bank of Scotland	JPY 1,270,000	Six Month LIBOR	1.850%	12/20/13	(156)
Royal Bank of Scotland	GBP 1,100	4.550%	Six Month LIBOR	12/22/36	83
Royal Bank of Scotland	USD 3,360	Three Month LIBOR	5.750%	12/22/36	(248)
Salomon Smith Barney	MXN 194,000	8.100%	Mexico Interbank 28 Day Deposit Rate	07/04/08	170
Salomon Smith Barney	MXN 115,160	7.820%	Mexico Interbank 28 Day Deposit Rate	09/25/08	25
Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received)-$2,471					4,321

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Brazilian Government International Bond	Morgan Stanley	500	1.660%	03/20/13	8
Brazilian Government International Bond	Salomon Smith Barney	4,500	1.500%	08/22/11	60
Core Investment Grade Bond	Bank of America	27,000	0.650%	12/20/16	(114)
Core Investment Grade Bond	Bear Stearns	27,000	0.400%	12/20/11	(34)
Dow Jones CDX High Volatility 4 Index	UBS	13,000	0.900%	06/20/10	112
Dow Jones CDX High Volatility 5 Index	Goldman Sachs	3,100	0.850%	12/20/10	24
Ford Motor Credit Co.	UBS	700	4.750%	12/20/06	8
Mexico Government International Bond	JP Morgan	2,400	0.920%	03/20/16	40
Russia Government International Bond	JP Morgan	300	0.800%	03/20/16	2
Russia Government International Bond	Morgan Stanley	300	0.780%	03/20/16	2
Russia Government International Bond	Morgan Stanley	200	0.460%	06/20/07	1
Softbank Corp	Deutsche Bank	45,000	2.300%	09/20/07	1

Total Market Value of Open Credit Default Swap Contracts Premiums Paid(Received)-($310)					110

Russell Investment Company

Multistrategy Bond Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Asset-Backed Securities	6.8
Corporate Bonds and Notes	15.7
International Debt	4.8
Loan Agreements	0.8
Mortgage-Backed Securities	42.9
Municipal Bonds	0.3
Non-US Bonds	0.9
United States Government Agencies	4.7
United States Government Treasuries	8.2
Common Stocks	0.1
Preferred Stocks	0.3
Warrants & Rights	—	*
Options Purchased	0.1
Short-Term Investments	23.2
Other Securities	11.8
Total Investments	120.6
Other Assets and Liabilities, Net	(20.6)

	100.0

Futures Contracts	—	*
Options Written	(0.1)
Foreign Currency Exchange Contracts	(—	*)
Index Swap Contracts	(—	*)
Interest Rate Swap Contracts	0.2
Credit Default Swap Contracts	—	*

*	Less than .05% of net assets.

See accompanying noted which are an integral part of the financial statements.

Multistrategy Bond Fund

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Russell Investment Company

Tax Exempt Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Tax Exempt Bond Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	4.53%
5 Years	3.49	%§
10 Years	4.17	%§

Tax Exempt Bond Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	4.26%
5 Years	3.24	%§
10 Years	3.98	%§

Tax Exempt Bond Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	3.50%
5 Years	2.49	%§
10 Years	3.40	%§

Lehman Brothers Municipal 1-10 Year Index**

Periods Ended 10/31/06	Total Return
1 Year	4.42%
5 Years	3.90	%§
10 Years	4.95	%§

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Tax Exempt Bond Fund Class S, Class E and Class C Shares gained 4.53%, 4.26% and 3.50%, respectively. This compared to the Lehman Brothers Municipal 1-10 Year Index, which gained 4.42% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Municipal Debt Funds Average returned 4.34%. For the same period, the Lipper(R) Short-Intermediate Municipal Debt Funds Average returned 3.22%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The municipal bond market presented active managers with many challenges over the year. Fears of rising interest rates, the lack of traditional investor demand and strong influence by hedge funds were among the main challenges at the beginning of the period and remained major themes throughout the fiscal year.

Given the uncertainty in the market, the Fund’s money managers tended to follow strategies that attempted to add value through sector rotation and security selection, while maintaining more opportunistic duration positions relative to the benchmark. This contributed positively to relative performance from both a security selection and sector allocation perspective.

The Fund’s overall municipal bond market sector allocations remained relatively constant. The Fund maintained an overweight position as compared to the benchmark in the higher yielding sectors within the municipal bond market. Correspondingly, the Fund maintained an underweight position with respect to lower yielding sectors, such as the general obligation and pre-refunded sectors. The underweight to these lower dividend yielding sectors resulted in a better-than-benchmark yield which contributed positively to Fund performance. Additionally, many of the sectors in which the Fund was overweight outperformed the Fund’s benchmark contributing positively to performance.

Finally, the Fund’s tactical duration positioning as well as state selection also contributed positively to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The main investment strategies employed in tax exempt investing include tactical interest rate and maturity management, sector allocation and security selection. The sector allocation strategy used throughout the fiscal year was to overweight higher yielding sectors while underweighting lower yielding sectors. This strategy resulted in an overweight to the revenue sector and an underweight to the pre-refunded sector which contributed positively to the Fund’s performance. Security selection, particularly in tobacco settlement bonds, also contributed positively to performance. Additionally, interest rate and maturity management added to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In 2006, RIMCo expanded the Fund’s ability to invest in non-investment grade municipal securities.

Money Managers as of October 31, 2006	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company, LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Lehman Brothers Municipal 1-10 Year Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.
‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares prior to May 14, 1999 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡	The Fund first issued Class C Shares on March 29, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to March 28, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,028.50	$1,017.34
Expenses Paid During Period*	$7.98	$7.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,030.20	$1,021.12
Expenses Paid During Period*	$4.15	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,033.60	$1,022.38
Expenses Paid During Period*	$2.87	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Tax Exempt Bond Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $
Municipal Bonds - 97.8%
Alabama - 0.5%
City of Tuscaloosa Alabama General Obligation Unlimited	340	5.000	02/15/07	341
County of Jefferson Alabama General Obligation Unlimited (µ)	500	5.000	04/01/10	523
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	263
Mobile County Board of School Commissioners General Obligation Unlimited (µ) (æ)	375	5.000	03/01/12	397

				1,524

Alaska - 0.4% City of Anchorage Alaska General Obligation Unlimited, weekly demand (µ) (æ)	500	5.750	12/01/16	542
Northern TOB Securitization Corp. Revenue Bonds	500	4.625	06/01/23	501

				1,043

Arizona - 2.8%
Arizona State Transportation Board Revenue Bonds	500	5.250	07/01/12	536
Arizona State Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,636
Maricopa County Pollution Control Corp. Revenue Bonds	1,000	2.900	06/01/35	976
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	1,000	4.000	01/01/38	997
Mesa Arizona General Obligation Unlimited (µ)(æ)	1,000	5.000	07/01/17	1,037
Phoenix Civic Improvement Corp. Revenue Bonds (µ)	250	5.500	07/01/07	253
Phoenix Civic Improvement Corp. Revenue Bonds (µ)	1,325	5.000	07/01/35	1,398
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,350	5.000	01/01/25	1,422

				8,255

California - 10.2%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	600	5.700	08/15/14	617
California Health Facilities Financing Authority Revenue Bonds (Ê)	500	4.950	07/01/26	527
California State Department of Water Resources Revenue Bonds	250	5.500	05/01/10	266
California State Department of Water Resources Revenue Bonds (µ)	500	5.250	05/01/11	537
California State Department of Water Resources Revenue Bonds (µ)	1,000	5.250	05/01/12	1,087
California State Public Works Board Revenue Bonds	630	5.000	06/01/10	659
California Statewide Communities Development Authority Revenue Bonds (Ê)(µ)	610	4.100	04/01/28	624
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,000	5.200	12/01/29	1,030
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,250	2.300	04/01/33	1,242
California Statewide Communities Development Authority Revenue Bonds (Ê)	1,100	2.625	04/01/34	1,086
California Statewide Communities Development Authority Revenue Bonds (Ê)	900	4.350	11/01/36	902
California Statewide Communities Development Authority Revenue Bonds	1,500	5.250	03/01/45	1,590
Golden State Tobacco Securitization Corp. Revenue Bonds (æ)	405	5.500	06/01/18	410
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	522
Golden State Tobacco Securitization Corp. Revenue Bonds	570	5.000	06/01/21	572
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	643
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	909
Roseville Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	614
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	442
State of California General Obligation Unlimited	1,000	6.600	02/01/10	1,091
State of California General Obligation Unlimited	1,000	5.000	10/01/11	1,064
State of California General Obligation Unlimited	2,050	5.000	02/01/12	2,186

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Market Value $
State of California General Obligation Unlimited	1,000	5.250	07/01/12	1,087
State of California General Obligation Unlimited	500	5.250	02/01/14	548
State of California General Obligation Unlimited (µ)	1,500	5.000	02/01/26	1,570
State of California General Obligation Unlimited (µ)	1,500	5.250	02/01/30	1,594
State of California General Obligation Unlimited	2,000	5.000	06/01/31	2,105
State of California General Obligation Unlimited	1,250	5.000	02/01/33	1,301
Tobacco Securitization Authority of Southern California Revenue Bonds	1,000	4.750	06/01/25	1,009
University of California Revenue Bonds (µ)	1,500	5.000	05/15/13	1,631
University of California Revenue Bonds (µ)	1,000	5.000	05/15/33	1,055

				30,520

Colorado - 1.2%
Broomfield Colorado Sales & Use Tax Revenue Bonds (µ)	1,250	5.500	12/01/22	1,371
Colorado Department of Transportation Revenue Bonds (µ)	265	6.000	06/15/08	275
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,068
Colorado Housing & Finance Authority Revenue Bonds	55	7.250	04/01/10	56
Colorado Housing & Finance Authority Revenue Bonds	55	6.300	08/01/12	55
Colorado Housing & Finance Authority Revenue Bonds (Ê)	50	6.300	08/01/16	51
Colorado Housing & Finance Authority Revenue Bonds	30	6.700	10/01/16	30
Jefferson County School District R-001 General Obligation Unlimited (µ)	500	5.000	12/15/14	546

				3,452

Connecticut - 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds (Ê)	1,001	3.600	07/01/35	1,001

Delaware - 0.5%
Delaware State Economic Development Authority Revenue Bonds	435	6.500	01/01/08	443
Delaware State Economic Development Authority Revenue Bonds (Ê)(µ)	250	4.900	05/01/26	261
University of Delaware Revenue Bonds (Ê)	850	3.590	11/01/26	850

				1,554

District of Columbia - 0.7%
District of Columbia General Obligation Unlimited (µ)	1,000	5.500	06/01/09	1,046
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,064

				2,110

Florida - 5.3%
City of Tallahassee Florida Revenue Bonds (µ)	500	5.000	10/01/11	531
County of Hillsborough Florida Revenue Bonds	65	6.200	12/01/08	67
County of Miami-Dade Florida Revenue Bonds (µ)	1,000	5.000	06/01/14	1,080
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.000	11/15/06	1,000
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,095
Florida State Board of Education General Obligation Unlimited	1,500	5.000	01/01/09	1,545
Florida State Division of Bond Finance Revenue Bonds (µ)	1,600	5.250	07/01/13	1,680
Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	541
Highlands County Health Facilities Authority Revenue Bonds	1,500	5.250	11/15/36	1,600
Hillsborough County Educational Facilities Authority Revenue Revenue Bonds (µ)	825	5.750	04/01/18	862
North Miami Florida Revenue Bonds (µ)	1,325	5.000	04/01/10	1,383
Orlando Utilities Commission Revenue Bonds	1,000	5.900	10/01/08	1,044
Orlando Utilities Commission Revenue Bonds	1,000	5.250	10/01/20	1,073
Palm Glades Community Development District Special Assessment	1,175	4.850	08/01/11	1,185
Verandah East Community Development District Special Assessment	1,000	5.400	05/01/37	1,019

				15,705

Georgia - 1.8%
County of Fulton Georgia Revenue Bonds (µ)	1,500	5.250	01/01/35	1,619
Dalton Georgia Revenue Bonds (µ)	500	5.750	01/01/09	522
Georgia Municipal Electric Authority Revenue Bonds (µ)	850	6.250	01/01/17	1,023
Georgia State Road & Tollway Authority Revenue Bonds	590	5.250	03/01/11	630
State of Georgia General Obligation Unlimited	1,000	5.750	08/01/08	1,038

State of Georgia General Obligation Unlimited	600	6.500	12/01/09	652

				5,484

Hawaii - 1.0%
Hawaii Housing & Community Development Corp. Revenue Bonds	500	3.700	01/01/22	496
Kauai County Hawaii General Obligation Unlimited (µ)(æ)	375	6.250	08/01/19	411
State of Hawaii General Obligation Unlimited (µ)	1,000	5.750	01/01/10	1,065
State of Hawaii General Obligation Unlimited (µ)	1,000	5.000	03/01/12	1,067

				3,039

Idaho - 0.5%
Boise State University Revenue Bonds (µ)	1,250	5.375	04/01/22	1,349

Illinois - 4.5%
Chicago Metropolitan Water Reclamation District-Greater Chicago General Obligation Unlimited	2,000	6.500	12/01/07	2,063
City of Chicago Illinois General Obligation Unlimited (µ)	750	6.000	01/01/11	810
City of Chicago Illinois Tax Allocation (µ)	700	Zero coupon	12/01/07	673
Cook County Community Consolidated School District No. 15-Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	1,704
County of Cook Illinois General Obligation Unlimited (µ)(æ)	2,160	5.375	11/15/21	2,326
Illinois Finance Authority Revenue Bonds (µ)	400	Zero coupon	01/01/10	356
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	728
Illinois Finance Authority Revenue Bonds	750	5.000	06/01/14	787
Illinois Finance Authority Revenue Bonds	575	5.000	04/01/36	595
Illinois Finance Authority Revenue Bonds	1,350	6.000	11/15/39	1,405
Illinois Health Facilities Authority Revenue Bonds	385	6.000	05/15/10	395
Lake County Community Unit School District No. 116-Round
Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	500
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,096

				13,438

Indiana - 2.9%
Columbus Multi School Building Corp. Indiana Revenue Bonds (µ)	450	5.000	01/10/10	469
Indiana Bond Bank Revenue Bonds (µ)	315	5.750	08/01/13	331
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.500	11/15/10	1,068
Indiana Health Facility Financing Authority Revenue Bonds	1,000	5.000	11/01/11	1,057
Indiana Health Facility Financing Authority Revenue Bonds (Ê)(æ)	1,220	5.000	11/01/26	1,238
Indiana Health Facility Financing Authority Revenue Bonds (Ê)(æ)	1,300	3.640	03/01/30	1,300
Indiana State Finance Authority Revenue Bonds (µ)	925	5.000	07/01/11	976
Indiana State Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,692
Indiana University Revenue Bonds (æ)	500	5.750	08/01/10	533

				8,664

Iowa - 0.5%
Iowa Finance Authority Revenue Bonds	290	6.000	07/01/10	310
Tobacco Settlement Authority of Iowa Revenue Bonds (æ)	1,000	5.600	06/01/35	1,091

				1,401

Kansas - 1.0%
Butler & Sedgwick Counties Unified School District No. 385
Andover General Obligation Unlimited (µ)	500	5.000	09/01/09	519
Kansas Development Finance Authority Revenue Bonds (µ)	150	5.000	08/01/10	158
Kansas Development Finance Authority Revenue Bonds (µ)	1,000	5.000	08/01/13	1,081
Kansas State Department of Transportation Revenue Bonds (Ê)	200	3.600	09/01/20	200
Wyandotte County-Kansas City Unified Government Revenue Bonds	305	4.750	12/01/16	317
Wyandotte County-Kansas City Unified Government
Transportation Development District Revenue Bonds	750	4.875	10/01/28	750

				3,025

Kentucky - 0.6%
Louisville & Jefferson County Metropolitan Government
Revenue Bonds	1,750	5.250	10/01/36	1,847

Louisiana - 0.9%
Louisiana Energy & Power Authority Revenue Bonds (µ)	200	5.500	01/01/08	205

Louisiana Offshore Terminal Authority Revenue Bonds, annual demand (Ê)	1,000	4.000	09/01/23	1,004
Morehouse Parish Louisiana Revenue Bonds	1,450	5.250	11/15/13	1,549

				2,758

Maryland - 1.6%
City of Baltimore Maryland Revenue Bonds (µ)	1,000	5.250	09/01/39	1,081
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	1,037
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,741

				4,859

Massachusetts - 3.1%
Commonwealth of Massachusetts General Obligation Limited (æ)	430	6.000	02/01/11	465
Commonwealth of Massachusetts General Obligation Limited	2,000	5.000	07/01/12	2,136
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	11/01/15	1,130
Commonwealth of Massachusetts General Obligation Limited (æ)	1,000	5.750	10/01/19	1,078
Commonwealth of Massachusetts General Obligation Limited (µ)(æ)	1,000	5.250	01/01/22	1,088
Commonwealth of Massachusetts General Obligation Limited (µ)	750	5.250	09/01/22	858
Commonwealth of Massachusetts General Obligation Unlimited	1,000	5.500	10/01/16	1,137
Massachusetts Development Finance Agency Revenue Bonds	145	5.125	12/01/11	148
Massachusetts Development Finance Agency Revenue Bonds	50	5.150	10/01/14	52
Massachusetts Health & Educational Facilities Authority Revenue Bonds	35	5.000	07/01/07	35
Massachusetts School Building Authority Revenue Bonds (µ)	750	5.000	08/15/13	811
Massachusetts State Port Authority Revenue Bonds	125	5.250	07/01/07	126
Massachusetts State Port Authority Revenue Bonds	150	5.750	07/01/10	161

				9,225

Michigan - 0.8%
Bishop International Airport Authority Revenue Bonds (µ)	750	5.000	12/01/10	771
Kent Hospital Finance Authority Revenue Bonds	250	5.250	01/15/07	251
Manistee Area Public Schools General Obligation Unlimited (µ)	235	6.000	05/01/08	243
Michigan Municipal Bond Authority Revenue Bonds (æ)	500	5.750	10/01/11	545
Michigan State Hospital Finance Authority Revenue Bonds (µ)	250	5.000	05/15/07	252
Michigan State Housing Development Authority Revenue Bonds (µ)	405	4.150	10/01/13	410

				2,472

Minnesota - 0.3%
State of Minnesota General Obligation Unlimited	1,000	5.000	06/01/13	1,022

Missouri - 1.0%
City of St. Louis Missouri Revenue Bonds (µ)	1,000	5.250	07/01/11	1,071
Joplin Missouri Industrial Development Authority Health Revenue Bonds	270	5.500	02/15/13	291
Missouri Development Finance Board Revenue Bonds	1,150	5.000	03/01/28	1,195
Missouri Housing Development Commission Revenue Bonds	150	4.350	12/01/07	150
Southeast Missouri State University Revenue Bonds (µ)	250	5.625	04/01/10	267

				2,974

Montana - 0.5%
City of Forsyth Montana Revenue Bonds (Ê)	1,450	5.200	05/01/33	1,486

Nevada - 0.3%
Clark County School District General Obligation Limited (µ)(æ)	330	5.250	06/15/10	344
Truckee Meadows Water Authority Revenue Bonds (µ)	500	5.500	07/01/11	540

				884

New Hampshire - 0.7%
New Hampshire Health & Education Facilities Authority Revenue Bonds	325	4.600	10/01/07	326
New Hampshire Health & Education Facilities Authority Revenue Bonds	1,675	5.000	07/01/32	1,744

				2,070

New Jersey - 3.6%
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,067
New Jersey Economic Development Authority Revenue Bonds	1,000	5.250	03/01/14	1,094
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,106
New Jersey Economic Development Authority Revenue Bonds	1,500	5.625	06/15/18	1,562
New Jersey Health Care Facilities Financing Authority Revenue Bonds	500	5.250	07/01/25	538
New Jersey State Educational Facilities Authority Revenue Bonds	1,000	5.750	09/01/10	1,072
New Jersey State Housing & Mortgage Finance Agency Revenue Bonds (µ)	885	4.300	11/01/07	889
New Jersey State Transit Corp. Certificate Of Participation (µ)	1,000	5.500	09/15/07	1,016

New Jersey State Turnpike Authority Revenue Bonds (µ)	500	5.500	01/01/09	520
New Jersey Transportation Trust Fund Authority Revenue Bonds	500	6.000	06/15/07	508
Tobacco Settlement Financing Corp. Revenue Bonds	1,000	5.500	06/01/11	1,056
Tobacco Settlement Financing Corp. Revenue Bonds	415	4.375	06/01/19	415

				10,843

New York - 12.7%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,637
City of New York New York General Obligation Unlimited	500	5.000	08/01/10	523
City of New York New York General Obligation Unlimited	1,000	5.250	08/01/10	1,056
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/11	1,586
City of New York New York General Obligation Unlimited	125	5.750	08/01/11	135
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	903
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	802
City of New York New York General Obligation Unlimited	235	5.250	11/01/12	253
City of New York New York General Obligation Unlimited	470	5.000	08/01/13	505
City of New York New York General Obligation Unlimited (µ)	1,000	5.000	08/01/14	1,083
City of New York New York General Obligation Unlimited (µ)	1,000	5.000	08/01/17	1,077
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/21	1,590
City of New York New York General Obligation Unlimited	1,500	5.000	11/01/34	1,571
City of New York New York General Obligation Unlimited	1,000	5.000	03/01/35	1,049
Long Island Power Authority Revenue Bonds (µ)	1,000	5.000	12/01/22	1,080
Long Island Power Authority Revenue Bonds (µ)	1,250	5.000	12/01/23	1,342
Metropolitan Transportation Authority Revenue Bonds (µ)	1,000	5.000	11/15/30	1,046
New York City Municipal Finance Authority Water and Sewer Systems Revenue Bonds	1,000	5.000	06/15/36	1,060
New York City Municipal Water Finance Authority Revenue Bonds	1,500	5.250	06/15/12	1,623
New York City Municipal Water Finance Authority Revenue Bonds (Ê)	1,900	3.580	06/15/35	1,900
New York City Transitional Finance Authority Revenue Bonds	1,000	5.500	02/01/09	1,043
New York Mortgage Agency Revenue Bonds	450	5.150	04/01/17	457
New York State Dormitory Authority Revenue Bonds (µ)	815	7.000	07/01/09	857
New York State Dormitory Authority Revenue Bonds (µ)	960	5.000	02/15/13	1,032
New York State Dormitory Authority Revenue Bonds (Ê)	2,000	5.250	11/15/23	2,153
New York State Dormitory Authority Revenue Bonds	1,300	5.000	03/15/31	1,386
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,123
New York State Environmental Facilities Corp. Revenue Bonds	1,500	5.000	06/15/34	1,585
Sales Tax Asset Receivables Corp. Revenue Bonds (µ)	1,000	5.000	10/15/29	1,063
Suffolk County Industrial Development Agency Revenue Bonds	1,500	5.000	11/01/28	1,541
Suffolk County Judicial Facilities Agency Revenue Bonds (µ)	500	5.500	04/15/09	522
Tobacco Settlement Financing Authority Revenue Bonds	35	5.500	06/01/10	35
TSASC, Inc. Revenue Bonds (æ)	1,000	5.500	07/15/13	1,033
TSASC, Inc. Revenue Bonds	1,165	4.750	06/01/22	1,166
United Nations Development Corp. Revenue Bonds	1,000	5.000	07/01/11	1,016

				37,833

North Carolina - 2.4%
Mecklenburg County North Carolina General Obligation Unlimited	1,000	5.000	02/01/11	1,060
North Carolina Capital Facilities Finance Agency Revenue Bonds	1,000	5.000	10/01/44	1,058
North Carolina Eastern Municipal Power Agency Revenue Bonds	250	5.500	01/01/10	262
North Carolina Medical Care Commission Revenue Bonds	750	5.400	10/01/27	779
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds (µ)	1,500	6.000	01/01/12	1,666
North Carolina Municipal Power Agency No. 1 Catawba Revenue Bonds	200	5.500	01/01/13	216
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,072
University of North Carolina Revenue Bonds (æ)	1,065	5.375	12/01/14	1,147

				7,260

North Dakota - 0.3%
Williams County North Dakota Revenue Bonds	750	5.000	11/01/31	768

Ohio - 1.0%
City of Columbus Ohio General Obligation Limited	585	5.250	01/01/11	624
Jackson Local School District Stark & Summit Counties General Obligation Unlimited (µ)	500	Zero coupon	12/01/07	481

Ohio State Building Authority Revenue Bonds	575	5.750	04/01/08	592
Ohio State Higher Educational Facility Commission Revenue Bonds	1,000	5.000	12/01/09	1,036
University of Cincinnati Revenue Bonds (µ)	300	5.500	06/01/08	309

				3,042

Oklahoma - 0.5%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	291
Oklahoma Housing Finance Agency Revenue Bonds	60	7.600	09/01/15	61
Tulsa Industrial Authority Revenue Bonds	1,000	5.000	10/01/37	1,031

				1,383

Oregon - 1.4%
Clackamas County School District No. 62C Oregon City General Obligation Unlimited (æ)	435	6.000	06/15/11	471
Oregon State Department of Administrative Services Revenue Bonds (µ)	1,000	5.000	09/01/08	1,026
Oregon State Department of Administrative Services Revenue Bonds (µ)	750	5.250	04/01/10	786
Oregon State Department of Transportation Revenue Bonds	1,000	5.000	11/15/13	1,082
State of Oregon General Obligation Limited	745	5.700	10/01/32	757

				4,122

Pennsylvania - 4.1%
Allegheny County Higher Education Building Authority Revenue Bonds (Ê)	1,000	3.590	12/01/33	1,000
Allegheny County Port Authority Revenue Bonds (µ)	250	5.500	03/01/17	270
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,380
City of Philadelphia Pennsylvania Revenue Bonds (µ)	500	5.500	07/01/07	506
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,481
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,092
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	191
Lancaster Higher Education Authority Revenue Bonds	1,705	5.000	04/15/25	1,812
Montgomery County Higher Education & Health Authority Revenue Bonds	1,000	5.125	06/01/32	1,043
Norwin School District General Obligation Unlimited (µ)(æ)	250	6.000	04/01/20	268
Pennsylvania Turnpike Commission Revenue Bonds (Ê)(µ)	1,000	3.560	10/01/22	1,000
Pennsylvania Turnpike Commission Revenue Bonds (Ê)(µ)	500	3.560	07/15/41	500
Sayre Health Care Facilities Authority Revenue Bonds	625	5.300	12/01/12	654
Westmoreland County Industrial Development Authority Revenue Bonds (Ê)(µ)	1,000	3.560	07/01/27	1,000

				12,197

Puerto Rico - 6.1%
Commonwealth of Puerto Rico General Obligation Unlimited (µ)	1,000	5.250	07/01/27	1,069
Commonwealth of Puerto Rico General Obligation Unlimited	1,000	5.250	07/01/32	1,074
Government Development Bank for Puerto Rico Revenue Bonds	3,250	5.000	12/01/09	3,361
Puerto Rico Convention Center Authority Revenue Bonds (µ)	1,250	5.000	07/01/31	1,344
Puerto Rico Electric Power Authority Revenue Bonds	500	5.000	07/01/08	509
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	574
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,128
Puerto Rico Infrastructure Financing Authority Special Tax	800	5.000	07/01/46	835
Puerto Rico Public Buildings Authority Revenue Bonds (Ê)	1,500	4.500	07/01/22	1,507
Puerto Rico Public Buildings Authority Revenue Bonds	2,000	5.500	07/01/23	2,181
Puerto Rico Public Finance Corp. Revenue Bonds (Ê)(µ)	3,250	5.750	08/01/27	3,528

				18,110

Rhode Island - 0.4%
Rhode Island Economic Development Corp. Revenue Bonds (µ)	1,000	5.000	06/15/12	1,072

South Carolina - 1.9%
Greenville County School District Revenue Bonds	1,000	5.000	12/01/11	1,058
Richland-Lexington Airport District Revenue Bonds (µ)	500	5.000	01/01/09	515
Richland-Lexington Airport District Revenue Bonds (µ)	440	5.000	01/01/10	457
South Carolina State Public Service Authority Revenue Bonds (µ)	375	5.500	01/01/11	400
South Carolina Transportation Infrastructure Bank Revenue Bonds (µ)	2,500	5.250	10/01/31	2,657
Spartanburg County South Carolina Revenue Bonds (µ)	500	6.000	04/15/07	505

				5,592

South Dakota - 0.5%
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,424

Tennessee - 1.4%
Clarksville Natural Gas Acquisition Corp. Revenue Bonds	1,000	5.000	12/15/14	1,076
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Bonds	920	5.000	11/01/06	920
Tennessee Energy Acquisition Corp. Revenue Bonds	1,000	5.250	09/01/17	1,108
Tennessee Housing Development Agency Revenue Bonds	950	5.375	01/01/18	994

				4,098

Texas - 10.6%
Alvin Independent School District General Obligation Unlimited	515	6.750	08/15/09	558
Alvin Independent School District General Obligation Unlimited	545	6.750	08/15/10	606
Boerne Independent School District General Obligation Unlimited	1,380	5.250	02/01/27	1,480
Boerne Independent School District General Obligation Unlimited	1,500	5.250	02/01/29	1,606
Brazos River Harbor Navigation District Revenue Bonds (Ê)	220	4.750	05/15/33	221
Canadian River Municipal Water Authority Revenue Bonds (µ)	1,080	5.000	02/15/11	1,139
Canadian River Municipal Water Authority Revenue Bonds (µ)	800	5.000	02/15/17	871
Canadian River Municipal Water Authority Revenue Bonds (µ)	415	5.000	02/15/18	450
City of San Antonio Texas Revenue Bonds	1,000	5.250	02/01/13	1,087
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,086
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,553
County of Harris Texas General Obligation Limited	1,435	5.250	08/15/09	1,497
County of Harris Texas Revenue Bonds (Ê)(µ)	1,500	5.000	08/15/21	1,552
County of Travis Texas General Obligation Limited	1,000	5.250	03/01/10	1,052
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,271
Lower Colorado River Authority Revenue Bonds (µ)	1,500	5.875	05/15/17	1,591
North Texas Tollway Authority Revenue Bonds (Ê)(µ)(æ)	15	5.000	01/01/18	15
North Texas Tollway Authority Revenue Bonds (Ê)(µ)	985	5.000	01/01/18	1,008
Port of Corpus Christi Authority of Nueces County Texas Revenue Bonds	385	5.350	11/01/10	389
Round Rock Independent School District General Obligation Unlimited	1,000	6.500	08/01/10	1,102
Round Rock Independent School District General Obligation Unlimited (æ)	750	6.500	08/01/11	827
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	469
Sabine River Authority Revenue Bonds	1,500	5.200	05/01/28	1,565
State of Texas General Obligation Unlimited	1,500	5.000	04/01/24	1,611
State of Texas General Obligation Unlimited (µ)	750	4.500	04/01/35	743
Texas A & M University Revenue Bonds	1,000	5.000	07/01/08	1,024
Texas Water Development Board Revenue Bonds	500	5.250	07/15/17	501
Tyler Independent School District General Obligation Unlimited	1,350	5.000	02/15/10	1,407
University of Houston Revenue Bonds (µ)(æ)	2,000	5.500	02/15/30	2,119
Waco Health Facilities Development Corp. Revenue Bonds	250	5.200	11/15/06	250

				31,650

Utah - 1.1%
County of Utah Utah Revenue Bonds	200	5.050	11/01/17	213
Intermountain Power Agency Revenue Bonds (µ)	1,400	6.500	07/01/10	1,542
Utah State Board of Regents Revenue Bonds (µ)	1,500	5.000	08/01/24	1,609

				3,364

Virgin Islands - 0.9%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	212
Virgin Islands Public Finance Authority Revenue Bonds	2,500	5.500	10/01/14	2,595

				2,807

Virginia - 0.7%
Suffolk Industrial Development Authority Revenue Bonds	625	5.300	09/01/31	638
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	387
Virginia Housing Development Authority Revenue Bonds (µ)	400	5.375	07/01/36	417
Virginia Public Building Authority Revenue Bonds	500	5.750	08/01/07	508

				1,950

Washington - 2.0%
Energy Northwest Revenue Bonds	1,000	5.000	07/01/11	1,057
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000	5.000	12/01/19	1,078
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000	5.000	12/01/14	1,088
Kitsap County Washington General Obligation Limited (µ)(æ)	775	5.750	07/01/14	834

Tobacco Settlement Authority of Washington Revenue Bonds	865	6.500	06/01/26	959
Washington Public Power Supply System Revenue Bonds	1,000	7.000	07/01/08	1,054

				6,070

Wisconsin - 2.3%
City of Madison Wisconsin Revenue Bonds	280	4.875	10/01/27	293
Oconto Falls Public School District General Obligation Unlimited (µ)(æ)	750	5.750	03/01/13	816
State of Wisconsin Certificate of Participation (µ)	2,825	5.000	03/01/11	2,981
State of Wisconsin General Obligation Unlimited	625	5.125	11/01/11	668
Wisconsin Housing & Economic Development Authority Revenue Bonds	50	6.850	11/01/12	51
Wisconsin State Health & Educational Facilities Authority Revenue Bonds (µ)	1,425	5.000	12/01/10	1,496
Wisconsin State Health & Educational Facilities Authority Revenue Bonds	210	5.250	05/01/12	219
Wisconsin State Health & Educational Facilities Authority Revenue Bonds	220	5.250	05/01/13	231

				6,755

Total Municipal Bonds (cost $287,734)				291,501

Short-Term Investments - 1.8%
Russell Investment Company Tax Free Money Market Fund	5,514,848			5,515

Total Short-Term Investments (cost $5,515)				5,515

Total Investments - 99.6% (identified cost $293,249)				297,016
Other Assets and Liabilities, Net - 0.4%				1,046

Net Assets - 100%				298,062

%
Quality Ratings as a % of Value
(Unaudited)
AAA	47
AA	19
A	16
BBB	14
BB	1
Other	3

100

Economic Sector Emphasis as a % of Value (Unaudited)
General Obligation	29
Other Revenue	15
Utility Revenue	13
Healthcare Revenue	11
Education	9
Cash Equivalents	7
Industrial Revenue	6
Leasing Revenue	4
Pollution Control Revenue	3
Housing Revenue	2
Refunded and Special Obligations	1

100

Russell Investment Company

Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Alabama	0.5
Alaska	0.4
Arizona	2.8
California	10.2
Colorado	1.2
Connecticut	0.3
Delaware	0.5
District of Columbia	0.7
Florida	5.3
Georgia	1.8
Hawaii	1.0
Idaho	0.5
Illinois	4.5
Indiana	2.9
Iowa	0.5
Kansas	1.0
Kentucky	0.6
Louisiana	0.9
Maryland	1.6
Massachusetts	3.1
Michigan	0.8
Minnesota	0.3
Missouri	1.0
Montana	0.5
Nevada	0.3
New Hampshire	0.7
New Jersey	3.6
New York	12.7
North Carolina	2.4
North Dakota	0.3
Ohio	1.0
Oklahoma	0.5
Oregon	1.4
Pennsylvania	4.1
Puerto Rico	6.1
Rhode Island	0.4
South Carolina	1.9
South Dakota	0.5
Tennessee	1.4
Texas	10.6
Utah	1.1
Virgin Islands	0.9
Virginia	0.7
Washington	2.0
Wisconsin	2.3
Short-Term Investments	1.8

Total Investments	99.6
Other Assets and Liabilities, Net	0.4

100.0

Russell Investment Company

Tax-Managed Large Cap Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Tax-Managed Large Cap Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	12.12%
5 Years	5.80	%§
10 Years	7.91	%§

Tax-Managed Large Cap Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	11.82%
5 Years	5.53	%§
10 Years	7.76	%§

Tax-Managed Large Cap Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	10.97%
5 Years	4.71	%§
10 Years	7.15	%§

Standard & Poor’s 500(R) Composite Stock Price Index**

Periods Ended 10/31/06	Total Return
1 Year	16.34%
5 Years	7.26	%§
10 Years	8.64	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Tax-Managed Large Cap Fund Class S, Class E and Class C Shares gained 12.12%, 11.82% and 10.97%, respectively. This compared to the S&P 500(R) Index, which gained 16.34% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The significant out-performance of high dividend yielding stocks that many value managers considered overvalued and the underperformance of higher growth companies within the growth area contributed to a difficult environment for active management. The Fund’s underweight to the higher dividend yielding stocks (as well its overweight to the lowest yielding stocks) and its overweight to the higher growth stocks negatively impacted benchmark relative performance. Utilities, materials and processing, and integrated oils were the strongest performing sectors in the S&P 500 Index. The Fund’s underweight to the other energy and utilities sectors contributed negatively to performance. An overweight to health care and consumer discretionary sectors, two of the weaker segments of the market, also detracted from performance. The Fund’s underweight to higher dividend yielding stocks and overweight to low or no yield stocks, and its overweight to higher growth stocks, were key factors to contributing to the Fund’s benchmark relative underperformance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s growth money managers, Sands Capital Management, Inc. and Turner Investment Partners, Inc., underperformed their respective style benchmarks, as well as the S&P 500 Index. Relative to the Fund’s benchmark, Sands was the weakest performer in the Fund as it favored higher growth companies that were out of favor over this period. Poor stock selection, particularly in consumer discretionary, health care and technology, detracted materially from Sands’ performance. Sector allocation (e.g., an underweight in other energy and overweights in health care and consumer discretionary) also detracted from Sands overall performance. Similar to Sands, Turner had both weak stock selection and sector allocation. The bulk of Turner’s underperformance relative to the Fund benchmark was from poor stock selection in the health care, consumer discretionary, and consumer staples sectors where health care service providers, commercial services, and grocery and drug retail chains struggled. Turner’s overweight in the health care and technology sectors, as well as underweights in the financial services and utilities sectors, also detracted from its performance.

The performance of J.P. Morgan Investment Management, Inc., a market-oriented money manager, closely mirrored the benchmark. Positive stock selection in the financial services and materials and processing sectors offset weak stock selection in the integrated oils and technology sectors.

The two value money managers in the Fund, Nicholas-Applegate Capital Management LLC and Palisades Investment Partners, LLC, underperformed their style benchmarks. While Nicholas-Applegate outperformed the S&P 500 Index, Palisades lagged the Fund’s benchmark. Nicholas-Applegate’s outperformance relative to the Fund’s benchmark was due both to its stock selection and sector allocation. Strong stock selection in technology, health care, and consumer discretionary contributed the most to performance. Overweighting the producer durables sector and underweighting the technology sector contributed to performance as well. Palisades underperformed the Fund benchmark with most of its underperformance coming from poor stock selection in the technology sector. Many of the stocks in this sector are higher growth, lower yielding companies, which were out of favor during the period.

Describe any changes to the Fund’s structure or the money manager line-up.

In early June 2006, Nicholas-Applegate and Palisades replaced BKF Asset Management, Inc. (formerly John A. Levin & Co., Inc.) and Kayne Anderson Rudnick Investment Management, LLC, respectively, as money managers in the Fund. Also in early June 2006, Turner’s weighting in the Fund was increased from 10% to 15% and Sands’ weight was increased from 15% to 18%. With the change in money manager line-up and the modification to the growth money managers’ weightings in the Fund, the Fund structure now includes two value money managers, two growth money managers and a market-oriented money manager.

Money Managers as of October 31, 2006	Styles
J.P. Morgan Investment Management, Inc.	Market-Oriented
Nicholas-Applegate Capital Management, LLC	Value
Palisades Investment Partners, LLC	Value
Sands Capital Management, Inc.	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	The Standard & Poor’s 500(R) Composite Stock Price Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.
‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to December 5, 2000 and do not reflect deduction of the shareholder services fees that apply to Class E Shares. Had it done so, the returns shown would have been lower.
‡‡	The Fund first issued Class C Shares on December 1, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to November 30, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,035.90	$1,015.48
Expenses Paid During Period*	$9.90	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,039.80	$1,019.31
Expenses Paid During Period*	$6.02	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,041.20	$1,020.57
Expenses Paid During Period*	$4.73	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 95.2%
Auto and Transportation - 1.3%
Burlington Northern Santa Fe Corp.	15,520	1,203
CSX Corp.	32,500	1,159
FedEx Corp.	8,400	962
Harley-Davidson, Inc. (Ñ)	3,100	213
Norfolk Southern Corp.	22,100	1,162
Southwest Airlines Co.	28,200	424
Toyota Motor Corp. - ADR	9,970	1,176

		6,299

Consumer Discretionary - 16.0%
Abercrombie & Fitch Co. Class A	10,700	820
Allied Waste Industries, Inc. (Æ)(Ñ)	176,600	2,146
Apollo Group, Inc. Class A (Æ)	32,589	1,204

Best Buy Co., Inc.	22,260	1,230
Carnival Corp.	5,300	259
CBS Corp. Class B	32,650	945
Circuit City Stores, Inc.	3,000	81
Coach, Inc. (Æ)	58,250	2,309
eBay, Inc. (Æ)	147,600	4,742
Electronic Arts, Inc. (Æ)	3,400	180
EW Scripps Co. Class A	16,900	836
Federated Department Stores, Inc.	82,700	3,631
Focus Media Holding, Ltd. - ADR (Æ)	15,750	833
Gannett Co., Inc.	6,400	378
Google, Inc. Class A (Æ)	23,980	11,424
Hilton Hotels Corp.	6,600	191
Home Depot, Inc.	15,000	560
InterActiveCorp (Æ)(Ñ)	25,400	787
International Game Technology	28,060	1,193
Iron Mountain, Inc. (Æ)	24,700	1,071
JC Penney Co., Inc.	7,200	542
Jones Apparel Group, Inc.	18,900	631
Kohl’s Corp. (Æ)	8,300	586
Las Vegas Sands Corp. (Æ)	21,040	1,603
Lowe’s Cos., Inc.	161,700	4,874
Mattel, Inc.	58,400	1,322
McDonald’s Corp.	79,800	3,345
News Corp. Class A	90,000	1,876
Nike, Inc. Class B	12,800	1,176
Omnicom Group, Inc.	14,110	1,431
RadioShack Corp. (Ñ)	64,500	1,151
Scientific Games Corp. (Æ)	20,590	577
Staples, Inc.	33,700	869
Starbucks Corp. (Æ)	224,640	8,480
Starwood Hotels & Resorts Worldwide, Inc. (ö)	17,150	1,025
Target Corp.	22,900	1,355
Tim Hortons, Inc. (Æ)(Ñ)	2,573	74
Time Warner, Inc.	149,275	2,987
VF Corp.	15,800	1,201
Viacom, Inc. Class B (Æ)	30,750	1,197
Wal-Mart Stores, Inc.	33,700	1,661
Walt Disney Co.	80,000	2,517
Yahoo!, Inc. (Æ)	90,800	2,392
Yum! Brands, Inc.	8,000	476

		78,168

Consumer Staples - 4.8%
Altria Group, Inc.	60,300	4,904
Anheuser-Busch Cos., Inc.	14,200	673
Coca-Cola Co. (The)	52,500	2,453
Coca-Cola Enterprises, Inc.	3,900	78
ConAgra Foods, Inc.	33,300	871
CVS Corp.	35,400	1,111
General Mills, Inc.	13,700	778
Kraft Foods, Inc. Class A (Ñ)	4,700	162
PepsiCo, Inc.	58,180	3,691
Procter & Gamble Co.	96,825	6,138
Walgreen Co.	59,800	2,612

		23,471

Financial Services - 22.0%
Aflac, Inc.	3,800	171
AllianceBernstein Holding, LP (Ñ)	25,800	2,005
Allstate Corp. (The)	66,200	4,062
AMBAC Financial Group, Inc.	23,800	1,987

American Express Co.	52,190	3,017
American International Group, Inc.	84,400	5,669
Apartment Investment & Management Co. Class A (ö)	3,100	178
Assurant, Inc.	6,900	363
Bank of America Corp.	119,779	6,453
Bank of New York Co., Inc. (The)	27,500	945
Capital One Financial Corp.	23,754	1,884
Charles Schwab Corp. (The)	131,890	2,403
Chicago Mercantile Exchange Holdings, Inc. Class A	11,140	5,581
Cigna Corp.	8,900	1,041
CIT Group, Inc.	19,000	989
Citigroup, Inc.	121,000	6,069
City National Corp.	500	33
Comerica, Inc.	2,500	145
Compass Bancshares, Inc.	6,000	338
Countrywide Financial Corp.	149,800	5,710
E*TRADE Financial Corp. (Æ)	18,600	433
First Data Corp.	2,440	59
Genworth Financial, Inc. Class A	19,700	659
Goldman Sachs Group, Inc.	44,950	8,531
Hartford Financial Services Group, Inc.	9,800	854
Hospitality Properties Trust (ö)	600	29
Host Hotels & Resorts, Inc. (ö)	19,332	446
IntercontinentalExchange, Inc. (Æ)	30,200	2,549
Janus Capital Group, Inc.	62,600	1,257
JPMorgan Chase & Co.	37,800	1,793
Lehman Brothers Holdings, Inc.	39,600	3,082
Lincoln National Corp.	6,600	418
Marshall & Ilsley Corp.	5,000	240
MBIA, Inc.	12,900	800
Merrill Lynch & Co., Inc.	32,300	2,824
Moody’s Corp.	47,700	3,163
Morgan Stanley	100,400	7,674
North Fork Bancorporation, Inc.	141,400	4,041
Piper Jaffray Cos., Inc. (Æ)	700	48
ProLogis (ö)	7,200	456
Simon Property Group, Inc. (ö)	1,900	185
St. Paul Travelers Cos., Inc. (The)	6,700	343
State Street Corp.	25,400	1,631
TCF Financial Corp.	5,300	138
Torchmark Corp.	7,900	487
UBS AG	15,520	929
US Bancorp	165,500	5,601
Wachovia Corp.	23,100	1,282
Washington Mutual, Inc. (Ñ)	74,500	3,151
Wells Fargo & Co.	155,000	5,625
Western Union Co. (The) (Æ)	2,440	54
WR Berkley Corp.	1,950	72

		107,897

Health Care - 14.1%
Abbott Laboratories	51,600	2,451
Abraxis BioScience, Inc. (Æ)(Ñ)	33,400	882
Aetna, Inc.	73,800	3,042
Allergan, Inc.	40,220	4,645
Amgen, Inc. (Æ)	24,900	1,890
Baxter International, Inc.	14,700	676
Biomet, Inc. (Æ)	3,100	117
Boston Scientific Corp. (Æ)	36,285	577
Celgene Corp. (Æ)(Ñ)	30,220	1,615
Eli Lilly & Co.	4,000	224

Express Scripts, Inc. Class A (Æ)	15,420	983
Forest Laboratories, Inc. (Æ)	12,100	592
Genentech, Inc. (Æ)	79,080	6,587
Genzyme Corp. (Æ)	59,700	4,030
Gilead Sciences, Inc. (Æ)	46,760	3,222
GlaxoSmithKline PLC - ADR	12,300	655
HCA, Inc. (Ñ)	6,000	303
Intuitive Surgical, Inc. (Æ)(Ñ)	23,970	2,377
Johnson & Johnson	47,000	3,168
McKesson Corp.	400	20
Merck & Co., Inc.	61,200	2,780
Patterson Cos., Inc. (Æ)(Ñ)	29,800	979
Pfizer, Inc.	179,200	4,776
Schering-Plough Corp.	66,400	1,470
Sepracor, Inc. (Æ)(Ñ)	14,700	761
Shire Pharmaceuticals PLC - ADR (Ñ)	28,360	1,556
Stryker Corp.	32,800	1,715
Teva Pharmaceutical Industries, Ltd. - ADR	101,500	3,346
Varian Medical Systems, Inc. (Æ)	46,000	2,524
WellPoint, Inc. (Æ)	87,290	6,662
Wyeth	55,900	2,853
Zimmer Holdings, Inc. (Æ)	20,900	1,505

		68,983

Integrated Oils - 4.1%
BP PLC - ADR	19,100	1,282
Chevron Corp.	48,087	3,231
ConocoPhillips	97,979	5,902
Exxon Mobil Corp.	95,246	6,803
Marathon Oil Corp.	18,900	1,633
Occidental Petroleum Corp.	17,400	817
Royal Dutch Shell PLC - ADR	7,300	508

		20,176

Materials and Processing - 2.2%
Air Products & Chemicals, Inc.	10,400	725
Alcoa, Inc.	14,900	431
Archer-Daniels-Midland Co.	35,800	1,378
Cemex SAB de CV - ADR	48,880	1,503
Dow Chemical Co. (The)	5,100	208
Eastman Chemical Co. (Ñ)	6,900	420
Martin Marietta Materials, Inc. (Ñ)	12,500	1,100
Masco Corp.	12,100	335
Monsanto Co.	27,650	1,223
Praxair, Inc.	9,500	572
Rohm & Haas Co.	2,900	150
Temple-Inland, Inc.	11,600	457
United States Steel Corp.	30,700	2,075

		10,577

Miscellaneous - 5.3%
3M Co.	22,200	1,750
Eaton Corp.	21,000	1,521
Fortune Brands, Inc.	2,000	154
General Electric Co.	351,220	12,331
Honeywell International, Inc.	14,600	615
ITT Corp.	71,300	3,878
Johnson Controls, Inc.	16,500	1,345
Textron, Inc.	28,570	2,598
Tyco International, Ltd.	64,100	1,887

		26,079

Other Energy - 3.0%
Anadarko Petroleum Corp.	30,200	1,402

Apache Corp.	57,900	3,782
Devon Energy Corp.	11,900	795
Halliburton Co.	12,300	398
Peabody Energy Corp.	22,690	952
Schlumberger, Ltd.	42,200	2,662
Valero Energy Corp.	53,000	2,774
Weatherford International, Ltd. (Æ)	6,900	283
XTO Energy, Inc.	32,760	1,529

		14,577

Producer Durables - 4.0%
American Tower Corp. Class A (Æ)	14,600	526
Applied Materials, Inc.	99,810	1,736
Boeing Co.	27,310	2,181
Caterpillar, Inc.	19,360	1,175
Centex Corp. (Ñ)	1,400	73
Deere & Co.	3,100	264
DR Horton, Inc.	200	5
Emerson Electric Co.	7,300	616
Ingersoll-Rand Co., Ltd. Class A	20,400	749
KB Home (Ñ)	1,800	81
Lennar Corp. Class A (Ñ)	1,200	57
Lexmark International, Inc. Class A (Æ)	31,100	1,978
Lockheed Martin Corp.	8,600	747
Nokia OYJ - ADR	35,300	702
Northrop Grumman Corp.	12,000	797
Parker Hannifin Corp.	8,000	669
Thermo Electron Corp. (Æ)	17,870	766
Toll Brothers, Inc. (Æ)(Ñ)	8,500	246
United Technologies Corp.	93,100	6,118

		19,486

Technology - 12.3%
Akamai Technologies, Inc. (Æ)(Ñ)	34,720	1,627
Altera Corp. (Æ)	54,700	1,009
Analog Devices, Inc.	5,600	178
Apple Computer, Inc. (Æ)	76,420	6,196
Broadcom Corp. Class A (Æ)	2,800	85
Cisco Systems, Inc. (Æ)	219,730	5,302
Computer Sciences Corp. (Æ)	12,200	645
Corning, Inc. (Æ)	147,110	3,005
Dell, Inc. (Æ)	12,700	309
Electronics for Imaging, Inc. (Æ)(Ñ)	15,800	374
EMC Corp. (Æ)	118,600	1,453
Freescale Semiconductor, Inc. Class B	76,100	2,993
Hewlett-Packard Co.	173,190	6,709
Ingram Micro, Inc. Class A (Æ)	68,400	1,410
Intel Corp.	23,300	497
International Business Machines Corp.	76,800	7,091
Intersil Corp. Class A	1,700	40
Jabil Circuit, Inc.	32,600	936
JDS Uniphase Corp. (Æ)(Ñ)	22,472	327
Juniper Networks, Inc. (Æ)	15,400	265
Linear Technology Corp.	13,900	433
Microsoft Corp.	190,500	5,469
Motorola, Inc.	43,600	1,005
NCR Corp. (Æ)	22,300	926
Oracle Corp. (Æ)	119,500	2,207
Qualcomm, Inc.	149,500	5,440
Raytheon Co.	9,800	490
Salesforce.com, Inc. (Æ)(Ñ)	22,030	860
Seagate Technology, Inc. (Æ)(ø)	26,700	—

Sun Microsystems, Inc. (Æ)	399,450	2,169
Sybase, Inc. (Æ)(Ñ)	25,600	623
Xilinx, Inc.	17,500	446

		60,519

Utilities - 6.1%
Alltel Corp.	11,500	613
America Movil SA de CV Series L	73,200	3,138
AT&T, Inc. (Ñ)	99,419	3,405
BellSouth Corp.	29,500	1,330
Comcast Corp. Class A (Æ)(Ñ)	60,600	2,465
Comcast Corp. Class A (Æ)	800	32
Constellation Energy Group, Inc.	1,100	69
Dominion Resources, Inc.	300	24
Duke Energy Corp.	9,200	291
Edison International	26,300	1,169
Embarq Corp. (Æ)(Ñ)	17,052	824
Entergy Corp.	1,000	86
Exelon Corp.	26,700	1,655
FirstEnergy Corp.	900	53
NII Holdings, Inc. (Æ)(Ñ)	23,000	1,496
Northeast Utilities	16,300	408
PG&E Corp. (Ñ)	46,600	2,010
Pinnacle West Capital Corp. (Ñ)	18,800	899
PPL Corp.	1,600	55
Sierra Pacific Resources (Æ)	21,800	330
Sprint Nextel Corp. (Ñ)	249,956	4,673
TXU Corp.	4,400	278
Verizon Communications, Inc.	111,180	4,114
Windstream Corp. (Æ)	11,890	163
Xcel Energy, Inc. (Ñ)	23,300	514

		30,094

Total Common Stocks
(cost $348,797)		466,326

Short-Term Investments - 4.7%
Russell Investment Company
Money Market Fund	21,959,000	21,959
United States Treasury Bills (ç)(ž)(§)
4.891% due 12/07/06	1,000	995

Total Short-Term Investments
(cost $22,954)		22,954

Other Securities - 5.2%
Russell Investment Company
Money Market Fund (×)	6,527,207	6,527
State Street Securities Lending Quality Trust (×)	18,909,478	18,909

Total Other Securities
(cost $25,436)		25,436

Total Investments - 105.1%
(identified cost $397,187)		514,716
Other Assets and Liabilities,
Net - (5.1%)		(24,876)

Net Assets - 100.0%		489,840

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
S&P 500 E-Mini Index (CME) expiration date 12/06 (102)	7,054	335
S&P 500 Index (CME) expiration date 12/06 (44)	15,215	421

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		756

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	1.3
Consumer Discretionary	16.0
Consumer Staples	4.8
Financial Services	22.0
Health Care	14.1
Integrated Oils	4.1
Materials and Processing	2.2
Miscellaneous	5.3
Other Energy	3.0
Producer Durables	4.0
Technology	12.3
Utilities	6.1
Short-Term Investments	4.7
Other Securities	5.2

Total Investments	105.1
Other Assets and Liabilities, Net	(5.1)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

Tax –Managed Large Cap Fund

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Russell Investment Company

Tax-Managed Mid & Small Cap Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Tax-Managed Mid & Small Cap Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	15.16%
5 Years	12.01	%§
Inception	5.15	%§

Tax-Managed Mid & Small Cap Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	14.84%
5 Years	11.73	%§
Inception	4.92	%§

Tax-Managed Mid & Small Cap Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	14.06%
5 Years	10.90	%§
Inception	4.13	%§

Russell 2500(TM) Index**

Periods Ended 10/31/06	Total Return
1 Year	17.69%
5 Years	14.36	%§
Inception	10.57	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Tax-Managed Mid & Small Cap Fund Class S, Class E and Class C Shares gained 15.16%, 14.84% and 14.06%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Mid-Cap Core Funds Average returned 14.03%. For the same period, the Lipper(R) Small-Cap Core Funds Average returned 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The stronger performance of high dividend yielding shares that many value managers considered overvalued and the poor results of higher growth companies within the growth area contributed to a difficult environment for active management. As a result, the Fund’s underweight to the highest dividend yielding stocks and overweight to higher growth stocks were the key factors detracting from the Fund’s benchmark relative performance.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Fund’s exposure to smaller capitalization stocks benefited performance.

Integrated oils, materials and processing, and utilities were the strongest performing sectors in the Russell 2500 Index. An overweight by the Fund in the other energy and health care sectors, two of the weaker segments of the market, and an underweight to materials and processing negatively impacted performance. Overweighting producer durables contributed positively to Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Two of the five money managers outperformed their respective style benchmarks. The Fund’s two value money managers outperformed the Fund’s benchmark positively contributing to the Fund’s overall performance. Chartwell Investment Partners was the only money manager in the Fund to outperform its style and Fund benchmarks over the 12 month period.

Both of the Fund’s growth money managers, Transamerica Investment Management, LLC and Turner Investment Partners, Inc., underperformed both their style and Fund benchmarks. Poor stock selection, particularly in the financial services, health care, and technology sectors, resulted in the bulk of Transamerica’s underperformance. Sector allocation detracted from performance because of an underweight to materials and processing and an overweight to the other energy sector. Similar to Transamerica, Turner’s underperformance was due primarily to poor stock selection. Sector allocation detracted from Turner’s return due to an underweight to the materials and processing sector and overweights to the health care and other energy sectors. Strong stock selection by Turner in the materials and processing and financial services sectors was not sufficient to offset weak stock selection in the technology and health care sectors.

Parametric Portfolio Associates LLC, a market oriented manager, underperformed the Fund’s benchmark as a result of its stock selection and sector allocations. Parametric’s index optimization strategy to minimize unrealized taxable capital gains led to stock selection within the other energy sector to detract from results. An overweight in other energy and underweights in materials and processing and technology detracted from performance as well.

Chartwell Investment Partners, a value money manager, outperformed both its style and Fund benchmarks. Relative to the Russell 2500 Index, strong stock selection within the other energy, technology, and autos and transportation sectors offset poor stock selection within the consumer discretionary sector. Underweighting the health care sector also benefited Chartwell’s relative performance.

Netols Asset Management, a value money manager, lagged its style benchmark but outperformed the Fund’s benchmark. Netols’ outperformed the Fund benchmark as a result of its stock selection in materials and processing, autos and transportation, consumer discretionary, and health care. Sector allocation negatively impacted performance. An underweight in materials and processing, one of the better performing sectors in the Russell 2500 Index, as well as overweighting autos and transportation, health care, and other energy, the weaker performing sectors in the Index, hurt Netols’ performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles

Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates, LLC	Market-Oriented
Transamerica Investment Management, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on November 30, 1999.
**	Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex- dividend dates.
‡	The Fund first issued Class E Shares on December 6, 2000. The returns shown for Class E Shares are the performance of the Fund’s Class S Shares from November 30, 1999 to December 5, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡	The Fund first issued Class C Shares on December 2, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 30, 1999 to December 1, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$980.70	$1,013.86
Expenses Paid During Period*	$11.23	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$983.80	$1,017.64
Expenses Paid During Period*	$7.50	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$985.40	$1,018.90
Expenses Paid During Period*	$6.26	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 91.2%
Auto and Transportation - 4.1%
AAR Corp. (Æ)(Ñ)	19,175	499
Airtran Holdings, Inc. (Æ)(Ñ)	44,890	447
Alexander & Baldwin, Inc. (Ñ)	12,327	567
American Commercial Lines, Inc. (Æ)(Ñ)	6,245	401
AMR Corp. (Æ)	9,300	264
ArvinMeritor, Inc. (Ñ)	8,240	124
Con-way, Inc.	3,310	156
Fleetwood Enterprises, Inc. (Æ)(Ñ)	37,242	266
Forward Air Corp.	23,375	759
General Maritime Corp. (Ñ)	14,496	530
Genesee & Wyoming, Inc. Class A (Æ)(Ñ)	5,331	150
Gentex Corp. (Ñ)	11,610	185
Keystone Automotive Industries, Inc. (Æ)(Ñ)	17,673	680
Landstar System, Inc.	11,500	534
Modine Manufacturing Co.	2,700	64
Overseas Shipholding Group, Inc.	5,400	338
RailAmerica, Inc. (Æ)	9,000	105
Skywest, Inc.	5,380	143
Strattec Security Corp. (Æ)	2,790	108
Superior Industries International (Ñ)	5,400	91
US Airways Group, Inc. (Æ)	5,710	285
Visteon Corp. (Æ)	81,566	602
Wabtec Corp. (Ñ)	26,665	837
Winnebago Industries, Inc. (Ñ)	16,996	566

		8,701

Consumer Discretionary - 17.5%
99 Cents Only Stores (Æ)(Ñ)	34,317	411
Aaron Rents, Inc. (Ñ)	11,869	295
Activision, Inc. (Æ)(Ñ)	44,095	680
Advisory Board Co. (The) (Æ)	6,307	348
Advo, Inc.	5,650	166
Aeropostale, Inc. (Æ)	9,690	284
Alderwoods Group, Inc. (Æ)(Ñ)	4,200	84
America’s Car-Mart, Inc. (Æ)(Ñ)	2,397	36
AMN Healthcare Services, Inc. (Æ)	7,590	192
AnnTaylor Stores Corp. (Æ)	4,200	185
Applebees International, Inc.	9,745	222
aQuantive, Inc. (Æ)(Ñ)	33,800	919
Arbitron, Inc. (Ñ)	18,103	760
Big 5 Sporting Goods Corp.	10,660	256
Bright Horizons Family Solutions, Inc. (Æ)	7,800	300
Casual Male Retail Group, Inc. (Æ)(Ñ)	48,939	725
CDI Corp. (Ñ)	5,480	130
CEC Entertainment, Inc. (Æ)	15,200	524
Central European Distribution Corp. (Æ)(Ñ)	11,812	300
Corinthian Colleges, Inc. (Æ)(Ñ)	43,542	533
Corrections Corp. of America (Æ)	5,152	235
Cost Plus, Inc. (Æ)(Ñ)	55,356	662
Cox Radio, Inc. Class A (Æ)(Ñ)	43,196	727
Crown Media Holdings, Inc. Class A (Æ)(Ñ)	6,625	26

DeVry, Inc. (Æ)(Ñ)	25,169	613
Diamond Management & Technology Consultants, Inc. (Æ)(Ñ)	55,567	602
Discovery Holding Co. Class A (Æ)(Ñ)	4,050	60
DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	6,140	162
Earthlink, Inc. (Æ)(Ñ)	14,900	105
Fossil, Inc. (Æ)(Ñ)	29,336	641
FTI Consulting, Inc. (Æ)(Ñ)	41,274	1,173
Getty Images, Inc. (Æ)(Ñ)	18,520	802
Global Imaging Systems, Inc. (Æ)	16,000	348
Greenfield Online, Inc. (Æ)(Ñ)	29,790	303
Guess?, Inc. (Æ)	6,600	376
Harman International Industries, Inc. (Ñ)	3,200	328
Harte-Hanks, Inc.	5,960	150
Haverty Furniture Cos., Inc. (Ñ)	4,200	66
Hearst-Argyle Television, Inc.	6,010	151
HOT Topic, Inc. (Æ)(Ñ)	40,900	413
Hudson Highland Group, Inc. (Æ)(Ñ)	4,720	55
Iconix Brand Group, Inc. (Æ)(Ñ)	16,580	309
International Speedway Corp. Class A	3,790	197
inVentiv Health, Inc. (Æ)	5,220	149
Ipass, Inc. (Æ)(Ñ)	35,482	189
Jarden Corp. (Æ)(Ñ)	18,715	673
John Wiley & Sons, Inc. Class A	4,290	151
Jos. A. Bank Clothiers, Inc. (Æ)(Ñ)	1,758	52
Kellwood Co. (Ñ)	6,060	185
Kelly Services, Inc. Class A	5,540	159
Krispy Kreme Doughnuts, Inc. (Æ)(Ñ)	20,600	221
Lamar Advertising Co. Class A (Æ)(Ñ)	4,000	231
Landry’s Restaurants, Inc. (Ñ)	6,600	193
Lodgenet Entertainment Corp. (Æ)	2,500	58
Matthews International Corp. Class A	6,060	233
MAXIMUS, Inc.	3,632	101
McClatchy Co. Class A	3,820	166
Men’s Wearhouse, Inc. (The)	4,230	169
Michaels Stores, Inc.	3,900	172
Monster Worldwide, Inc. (Æ)	7,050	286
MPS Group, Inc. (Æ)	13,170	201
MSC Industrial Direct Co., Inc. Class A	8,069	330
Navigant Consulting, Inc. (Æ)(Ñ)	20,605	367
New York & Co., Inc. (Æ)(Ñ)	8,430	110
Nutri System, Inc. (Æ)(Ñ)	8,130	501
O’Charleys, Inc. (Æ)	33,778	672
Oxford Industries, Inc. (Ñ)	10,850	573
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	30,740	1,286
Playboy Enterprises, Inc. Class B (Æ)(Ñ)	3,646	39
Polo Ralph Lauren Corp.	6,110	434
RadioShack Corp. (Ñ)	9,750	174
RC2 Corp. (Æ)	14,700	664
Reader’s Digest Association, Inc. (The) (Ñ)	31,011	446
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	4,800	232
Rent-A-Center, Inc. (Æ)	8,837	254
School Specialty, Inc. (Æ)(Ñ)	17,250	676
Scientific Games Corp. (Æ)	13,380	375
Service Corp. International	21,330	195
ServiceMaster Co. (The)	17,210	195
Sharper Image Corp. (Æ)(Ñ)	8,900	99
Shuffle Master, Inc. (Æ)(Ñ)	45,968	1,286
Sirva, Inc. (Æ)(Ñ)	18,230	61
Startek, Inc. (Ñ)	8,500	116

Station Casinos, Inc. (Ñ)	4,910	296
Stein Mart, Inc.	15,875	260
Strayer Education, Inc. (Ñ)	17,606	1,992
Sturm Ruger & Co., Inc. (Æ)(Ñ)	57,775	481
Tetra Tech, Inc. (Æ)	3,737	68
Toro Co. (Ñ)	4,270	184
Tractor Supply Co. (Æ)	7,042	341
Under Armour, Inc. Class A (Æ)(Ñ)	9,730	451
United Online, Inc.	10,126	137
USANA Health Sciences, Inc. (Æ)(Ñ)	2,896	130
Valueclick, Inc. (Æ)(Ñ)	111,163	2,090
VistaPrint, Ltd. (Æ)(Ñ)	14,470	453
Watson Wyatt Worldwide, Inc. Class A	5,111	231
WESCO International, Inc. (Æ)(Ñ)	14,390	939
WMS Industries, Inc. (Æ)(Ñ)	15,440	545

		37,126

Consumer Staples - 2.0%
Coca-Cola Bottling Co. Consolidated (Ñ)	1,870	118
Del Monte Foods Co.	55,160	595
Hain Celestial Group, Inc. (Æ)	6,774	191
Hansen Natural Corp. (Æ)(Ñ)	7,520	239
Lance, Inc. (Ñ)	25,237	493
Loews Corp. - Carolina Group	1,700	98
Longs Drug Stores Corp.	2,500	108
Performance Food Group Co. (Æ)(Ñ)	7,464	217
Ralcorp Holdings, Inc. (Æ)	3,900	193
Rite Aid Corp. (Æ)(Ñ)	37,050	173
Ruddick Corp.	6,990	197
Sensient Technologies Corp. (Ñ)	19,275	444
SunOpta, Inc. (Æ)(Ñ)	78,725	775
Tiens Biotech Group USA, Inc. (Æ)(Ñ)	32,760	104
Tootsie Roll Industries, Inc. (Ñ)	5,339	170
Weis Markets, Inc.	3,320	135

		4,250

Financial Services - 18.8%
21st Century Insurance Group (Ñ)	27,820	439
Advanta Corp. Class B (Ñ)	19,775	776
Affiliated Managers Group, Inc. (Æ)(Ñ)	3,810	382
Alabama National Bancorporation (Ñ)	6,100	414
Alexander’s, Inc. (Æ)(ö)(Ñ)	460	168
Alfa Corp. (Ñ)	6,100	113
American Financial Realty Trust (ö)(Ñ)	20,567	240
AmerUs Group Co.	6,600	452
Aspen Insurance Holdings, Ltd. (Ñ)	27,250	676
Bank of the Ozarks, Inc. (Ñ)	7,400	232
BioMed Realty Trust, Inc. (ö)	11,275	363
BlackRock, Inc. Class A	1,400	211
Capital One Financial Corp.	1,966	156
Capital Southwest Corp. (Æ)(Ñ)	730	87
Capital Trust, Inc. Class A (ö)(Ñ)	2,485	111
Cedar Shopping Centers, Inc. (ö)(Ñ)	58,911	984
Central Pacific Financial Corp. (Ñ)	9,475	349
Chemical Financial Corp. (Ñ)	4,430	132
CIT Group, Inc.	6,400	333
Crescent Real Estate Equities Co. (ö)(Ñ)	8,013	175
Cullen/Frost Bankers, Inc.	8,625	467
Delphi Financial Group Class A	7,245	284
Digital Insight Corp. (Æ)	55,987	1,723
Doral Financial Corp. (Ñ)	8,200	38
Dun & Bradstreet Corp. (Æ)	3,010	232

Enstar Group, Inc. (Æ)(Ñ)	800	73
EuroBancshares, Inc. (Æ)(Ñ)	10,590	100
Euronet Worldwide, Inc. (Æ)(Ñ)	45,270	1,345
Federal Realty Investors Trust (ö)	3,200	256
FelCor Lodging Trust, Inc. (ö)	6,585	137
Fidelity National Financial, Inc.	7,154	160
Fidelity National Title Group, Inc. Class A (Ñ)	8,746	192
First Citizens BancShares, Inc. Class A	660	124
First Commonwealth Financial Corp. (Ñ)	11,190	150
First Financial Corp. (Ñ)	4,970	171
First Industrial Realty Trust, Inc. (ö)(Ñ)	13,996	643
First Marblehead Corp. (The)	8,693	586
First Midwest Bancorp, Inc. (Ñ)	13,603	517
First Potomac Realty Trust (ö)(Ñ)	12,525	388
Fulton Financial Corp. (Ñ)	10,390	166
GATX Corp. (Ñ)	28,478	1,241
General Growth Properties, Inc. (ö)(Ñ)	10,200	529
Glacier Bancorp, Inc. (Ñ)	5,828	204
Greenhill & Co., Inc.	5,190	353
Hanover Insurance Group, Inc. (The)	11,927	541
HCC Insurance Holdings, Inc. (Ñ)	10,215	344
Health Care Property Investors, Inc. (ö)	70	2
Health Care REIT, Inc. (ö)(Ñ)	4,210	174
Healthcare Realty Trust, Inc. (ö)(Ñ)	4,830	196
Hersha Hospitality Trust (ö)(Ñ)	59,850	656
Highland Hospitality Corp. (ö)(Ñ)	32,925	455
Home Properties, Inc. (ö)	9,300	587
Host Hotels & Resorts, Inc. (ö)	6,300	145
Hub International, Ltd.	15,975	479
IndyMac Bancorp, Inc.	4,290	195
Integra Bank Corp.	6,470	171
IntercontinentalExchange, Inc. (Æ)	4,570	386
Investment Technology Group, Inc. (Æ)	16,801	785
Investors Financial Services Corp. (Ñ)	5,160	203
Investors Real Estate Trust (ö)(Ñ)	8,500	85
Kronos, Inc. (Æ)(Ñ)	34,560	1,172
LandAmerica Financial Group, Inc. (Ñ)	1,592	100
Leucadia National Corp.	10,410	275
Mercury General Corp.	2,770	143
Mid-America Apartment Communities, Inc. (ö)	14,752	939
Mills Corp. (The) (ö)(Ñ)	1,400	26
Nasdaq Stock Market, Inc. (The) (Æ)(Ñ)	13,050	466
National Penn Bancshares, Inc. (Ñ)	7,374	151
National Western Life Insurance Co. Class A (Æ)	340	82
Nationwide Health Properties, Inc. (ö)	7,270	209
NCO Group, Inc. (Æ)	5,570	150
Nuveen Investments, Inc. Class A (Ñ)	1,400	69
Old Republic International Corp.	14,527	327
Omega Financial Corp. (Ñ)	6,460	210
optionsXpress Holdings, Inc.	9,480	295
Phoenix Cos., Inc. (The) (Ñ)	6,100	97
Placer Sierra Bancshares (Ñ)	16,350	388
PMI Group, Inc. (The) (Ñ)	4,480	191
Popular, Inc. (Ñ)	13,900	253
Post Properties, Inc. (ö)	15,305	750
Provident Bankshares Corp. (Ñ)	4,496	162
Public Storage, Inc. (ö)(Ñ)	2,788	250
Radian Group, Inc.	3,802	203
Raymond James Financial, Inc.	7,488	239
Reinsurance Group of America, Inc.	3,610	204

RLI Corp.	9,300	504
Selective Insurance Group, Inc.	2,700	149
Signature Bank (Æ)(Ñ)	15,925	483
Sky Financial Group, Inc.	11,420	286
South Financial Group, Inc. (The)	5,720	152
Sovereign Bancorp, Inc.	11,963	285
State Auto Financial Corp.	1,610	52
Sterling Financial Corp.	17,295	575
Sun Communities, Inc. (ö)	11,981	419
TD Ameritrade Holding Corp.	13,900	229
TD Banknorth, Inc.	4,931	146
Texas Capital Bancshares, Inc. (Æ)(Ñ)	66,525	1,333
Triad Guaranty, Inc. (Æ)(Ñ)	6,675	344
UnionBanCal Corp.	3,300	190
United Bankshares, Inc.	13,300	508
United Fire & Casualty Co.	18,825	666
Valley National Bancorp (Ñ)	9,901	258
Vornado Realty Trust (ö)	5,300	632
Waddell & Reed Financial, Inc. Class A	28,725	732
Washington Real Estate Investment Trust (ö)(Ñ)	6,930	292
Westamerica Bancorporation (Ñ)	10,384	518
Wintrust Financial Corp. (Ñ)	32,713	1,579
WR Berkley Corp.	2,719	100

		40,059

Health Care - 11.2%
Abraxis BioScience, Inc. (Æ)	6,020	159
Affymetrix, Inc. (Æ)(Ñ)	23,732	605
Align Technology, Inc. (Æ)(Ñ)	21,950	304
Amedisys, Inc. (Æ)	3,500	142
Arrow International, Inc. (Ñ)	4,880	174
Bio-Reference Labs, Inc. (Æ)(Ñ)	12,050	285
Celgene Corp. (Æ)(Ñ)	16,800	898
Charles River Laboratories International, Inc. (Æ)(Ñ)	4,618	198
Chattem, Inc. (Æ)(Ñ)	14,665	622
Cooper Cos., Inc. (The) (Ñ)	4,149	239
Coventry Health Care, Inc. (Æ)	8,550	401
Cytyc Corp. (Æ)	12,551	332
Datascope Corp.	4,090	147
DaVita, Inc. (Æ)	10,160	565
Diversa Corp. (Æ)(Ñ)	35,315	329
Durect Corp. (Æ)(Ñ)	69,949	325
Emdeon Corp. (Æ)	17,940	209
Endo Pharmaceuticals Holdings, Inc. (Æ)	24,610	702
Enzon Pharmaceuticals, Inc. (Æ)	15,400	132
Fisher Scientific International, Inc. (Æ)	4,200	360
Gentiva Health Services, Inc. (Æ)	81,419	1,510
Haemonetics Corp. (Æ)	8,800	401
Henry Schein, Inc. (Æ)(Ñ)	25,011	1,243
Hooper Holmes, Inc.	33,920	122
Idexx Laboratories, Inc. (Æ)	4,068	339
ImClone Systems, Inc. (Æ)	4,530	142
Intuitive Surgical, Inc. (Æ)	1,990	197
Invitrogen Corp. (Æ)(Ñ)	24,736	1,435
Kinetic Concepts, Inc. (Æ)(Ñ)	2,440	85
Kos Pharmaceuticals, Inc. (Æ)(Ñ)	3,050	152
KV Pharmaceutical Co. (Æ)(Ñ)	31,242	697
LifePoint Hospitals, Inc. (Æ)(Ñ)	19,341	687
Ligand Pharmaceuticals, Inc. Class B (Æ)	13,900	153
Lincare Holdings, Inc. (Æ)	5,190	174

Matria Healthcare, Inc. (Æ)(Ñ)	26,193	739
Millennium Pharmaceuticals, Inc. (Æ)(Ñ)	9,600	112
NuVasive, Inc. (Æ)(Ñ)	2,200	52
Omnicare, Inc. (Ñ)	3,000	114
Omnicell, Inc. (Æ)(Ñ)	4,970	93
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	2,694	103
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	34,935	681
Pharmaceutical Product Development, Inc.	8,620	273
PolyMedica Corp. (Ñ)	20,224	840
PSS World Medical, Inc. (Æ)	30,961	623
Psychiatric Solutions, Inc. (Æ)	14,520	482
Quality Systems, Inc. (Ñ)	12,000	509
Respironics, Inc. (Æ)	14,660	518
Stericycle, Inc. (Æ)(Ñ)	11,148	788
Sunrise Senior Living, Inc. (Æ)(Ñ)	18,333	572
Symmetry Medical, Inc. (Æ)(Ñ)	26,300	410
Techne Corp. (Æ)(Ñ)	3,040	170
Tenet Healthcare Corp. (Æ)(Ñ)	28,190	199
US Physical Therapy, Inc. (Æ)	26,225	316
Varian Medical Systems, Inc. (Æ)	3,900	214
VCA Antech, Inc. (Æ)	11,310	366
WebMD Health Corp. Class A (Æ)(Ñ)	2,800	102
WellCare Health Plans, Inc. (Æ)	3,900	229
West Pharmaceutical Services, Inc. (Ñ)	12,540	527
Zoll Medical Corp. (Æ)	5,380	208
Zymogenetics, Inc. (Æ)(Ñ)	3,462	56

		23,761

Integrated Oils - 0.1%
Murphy Oil Corp.	4,600	217

Materials and Processing - 6.4%
Acuity Brands, Inc.	14,529	720
Allegheny Technologies, Inc.	9,180	723
Apogee Enterprises, Inc. (Ñ)	50,100	806
Arch Chemicals, Inc.	5,050	169
Armor Holdings, Inc. (Æ)	6,530	336
Brush Engineered Materials, Inc. (Æ)(Ñ)	23,553	793
Buckeye Technologies, Inc. (Æ)(Ñ)	12,300	128
Commercial Metals Co.	23,340	621
Compx International, Inc. (Ñ)	6,900	124
Crown Holdings, Inc. (Æ)	26,925	523
Cytec Industries, Inc.	6,110	338
FMC Corp.	3,580	245
GrafTech International, Ltd. (Æ)	26,820	162
Graphic Packaging Corp. (Æ)(Ñ)	32,500	127
Griffon Corp. (Æ)(Ñ)	27,575	678
Hercules, Inc. (Æ)	43,575	793
Huntsman Corp. (Æ)	8,740	151
Jacobs Engineering Group, Inc. (Æ)	18,527	1,400
Lennox International, Inc.	3,600	97
Martin Marietta Materials, Inc.	3,390	298
Modtech Holdings, Inc. (Æ)(Ñ)	54,416	277
PAN American Silver Corp. (Æ)	CAD 12,740	282
Precision Castparts Corp.	5,000	340
Rogers Corp. (Æ)(Ñ)	3,550	248
Royal Gold, Inc. (Ñ)	2,800	82
RPM International, Inc. (Ñ)	9,501	182
Sonoco Products Co.	6,500	231
Southern Copper Corp. (Ñ)	8,000	411
Spartech Corp.	32,176	882
St. Joe Co. (The) (Ñ)	2,130	115

Standard Register Co. (The) (Ñ)	20,000	271
Texas Industries, Inc. (Ñ)	7,000	435
Universal Forest Products, Inc. (Ñ)	3,500	159
USG Corp. (Æ)(Ñ)	5,492	268
Washington Group International, Inc.	1,396	79
Wausau Paper Corp.	11,530	156

		13,650

Miscellaneous - 0.5%
Carlisle Cos., Inc.	2,661	222
Foster Wheeler, Ltd. (Æ)(Ñ)	9,185	413
Lancaster Colony Corp. (Ñ)	4,690	190
Walter Industries, Inc. (Ñ)	7,353	342

		1,167

Other Energy - 6.5%
Arch Coal, Inc. (Ñ)	7,800	270
Basic Energy Services, Inc. (Æ)(Ñ)	12,900	315
Cameron International Corp. (Æ)(Ñ)	16,742	839
CARBO Ceramics, Inc. (Ñ)	2,550	86
Dynegy, Inc. Class A (Æ)(Ñ)	120,275	731
Encore Acquisition Co. (Æ)(Ñ)	23,289	583
Forest Oil Corp. (Æ)(Ñ)	27,439	896
Global Industries, Ltd. (Æ)(Ñ)	31,295	520
Grant Prideco, Inc. (Æ)	18,951	716
Grey Wolf, Inc. (Æ)(Ñ)	21,050	147
Hanover Compressor Co. (Æ)(Ñ)	37,100	687
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	25,980	839
Houston Exploration Co. (Æ)(Ñ)	4,950	268
Matrix Service Co. (Æ)(Ñ)	39,452	567
National-Oilwell Varco, Inc. (Æ)	3,098	187
Oil States International, Inc. (Æ)(Ñ)	4,340	126
Parallel Petroleum Corp. (Æ)	15,350	311
Patterson-UTI Energy, Inc. (Ñ)	7,930	184
Peabody Energy Corp.	13,600	571
Plains Exploration & Production Co. (Æ)	9,447	400
Range Resources Corp.	17,535	476
SEACOR Holdings, Inc. (Æ)(Ñ)	7,400	662
Southwestern Energy Co. (Æ)	16,670	593
Superior Energy Services, Inc. (Æ)	16,380	513
Tesoro Corp.	9,590	613
Todco (Æ)	8,750	299
W-H Energy Services, Inc. (Æ)	9,800	459
Whiting Petroleum Corp. (Æ)	12,944	577
XTO Energy, Inc.	7,253	338

		13,773

Producer Durables - 8.1%
ACCO Brands Corp. (Æ)	28,250	686
Applied Industrial Technologies, Inc. (Ñ)	8,560	246
Applied Signal Technology, Inc. (Ñ)	26,076	387
ASV, Inc. (Æ)(Ñ)	23,120	338
BE Aerospace, Inc. (Æ)(Ñ)	26,527	671
C&D Technologies, Inc. (Ñ)	94,642	469
Champion Enterprises, Inc. (Æ)(Ñ)	61,717	572
Crane Co.	24,814	966
Crown Castle International Corp. (Æ)	19,400	653
Cymer, Inc. (Æ)(Ñ)	11,220	520
Dionex Corp. (Æ)(Ñ)	5,400	294
Donaldson Co., Inc. (Ñ)	17,924	673
EnPro Industries, Inc. (Æ)(Ñ)	17,650	565
Entegris, Inc. (Æ)(Ñ)	11,100	124
Esterline Technologies Corp. (Æ)	13,911	524

Federal Signal Corp.	43,987	671
General Cable Corp. (Æ)(Ñ)	33,144	1,246
IDEX Corp.	10,693	502
Kadant, Inc. (Æ)	15,175	414
Kennametal, Inc.	14,335	885
Knoll, Inc.	23,575	467
Lam Research Corp. (Æ)	3,700	183
Lennar Corp. Class A (Ñ)	6,700	318
Littelfuse, Inc. (Æ)	5,230	177
Mastec, Inc. (Æ)(Ñ)	40,024	438
MDC Holdings, Inc. (Ñ)	4,267	213
Orbital Sciences Corp. (Æ)(Ñ)	11,051	201
Pall Corp.	80	3
Pentair, Inc.	8,540	281
Polycom, Inc. (Æ)	13,740	376
Power-One, Inc. (Æ)(Ñ)	22,100	151
Robbins & Myers, Inc.	22,656	872
Roper Industries, Inc.	6,240	299
SBA Communications Corp. Class A (Æ)(Ñ)	15,200	406
Technical Olympic USA, Inc. (Ñ)	12,686	141
Tecumseh Products Co. Class A (Æ)(Ñ)	6,150	103
Terex Corp. (Æ)	14,120	731
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	9,492	346
WCI Communities, Inc. (Æ)(Ñ)	5,113	82

		17,194

Technology - 12.1%
3Com Corp. (Æ)	17,700	86
Actel Corp. (Æ)	8,300	136
Agere Systems, Inc. (Æ)	14,226	242
Agile Software Corp. (Æ)	127,609	860
Akamai Technologies, Inc. (Æ)(Ñ)	13,210	619
American Science & Engineering, Inc. (Æ)(Ñ)	10,357	545
Anixter International, Inc. (Æ)(Ñ)	18,430	1,101
Ansys, Inc. (Æ)	8,300	382
Avid Technology, Inc. (Æ)(Ñ)	7,478	270
Avnet, Inc. (Æ)	7,710	183
BEA Systems, Inc. (Æ)	18,550	302
Benchmark Electronics, Inc. (Æ)	37,342	991
Black Box Corp. (Ñ)	3,611	161
Broadwing Corp. (Æ)	29,840	447
CACI International, Inc. Class A (Æ)(Ñ)	10,357	596
Cognizant Technology Solutions Corp. Class A (Æ)	3,000	226
CSG Systems International, Inc. (Æ)(Ñ)	6,273	169
Ditech Networks, Inc. (Æ)	17,100	135
Electronics for Imaging, Inc. (Æ)(Ñ)	22,750	538
Emulex Corp. (Æ)	52,823	993
Excel Technology, Inc. (Æ)	4,000	102
F5 Networks, Inc. (Æ)	6,100	404
Fairchild Semiconductor International, Inc. (Æ)	19,500	314
Formfactor, Inc. (Æ)	2,374	91
Harris Corp.	5,320	227
Hutchinson Technology, Inc. (Æ)(Ñ)	17,425	403
Informatica Corp. (Æ)(Ñ)	114,179	1,415
Integrated Device Technology, Inc. (Æ)(Ñ)	20,500	325
Intersil Corp. Class A (Ñ)	5,200	122
JDS Uniphase Corp. (Æ)	20,675	300
Juniper Networks, Inc. (Æ)(Ñ)	8,730	150
Kemet Corp. (Æ)(Ñ)	17,800	131
Lattice Semiconductor Corp. (Æ)	19,700	122

Leadis Technology, Inc. (Æ)	19,570	90
Lions Gate Entertainment Corp. (Æ)(Ñ)	56,890	576
Macrovision Corp. (Æ)(Ñ)	76,915	2,047
Mantech International Corp. Class A (Æ)(Ñ)	23,475	800
McAfee, Inc. (Æ)	3,400	98
Microchip Technology, Inc.	13,250	436
NAVTEQ Corp. (Æ)	10,135	337
ON Semiconductor Corp. (Æ)(Ñ)	9,500	59
Parametric Technology Corp. (Æ)	43,460	849
Perot Systems Corp. Class A (Æ)(Ñ)	47,375	699
Progress Software Corp. (Æ)	32,575	938
Redback Networks, Inc. (Æ)(Ñ)	32,402	513
Riverbed Technology, Inc. (Æ)(Ñ)	15,110	362
Salesforce.com, Inc. (Æ)	7,480	292
SanDisk Corp. (Æ)	3,510	169
Semtech Corp. (Æ)	4,600	60
Skyworks Solutions, Inc. (Æ)(Ñ)	43,350	287
Sonus Networks, Inc. (Æ)(Ñ)	50,620	265
SRA International, Inc. Class A (Æ)(Ñ)	5,060	162
Sybase, Inc. (Æ)	21,855	532
Sycamore Networks, Inc. (Æ)	15,200	57
Syntel, Inc. (Ñ)	6,241	156
Utstarcom, Inc. (Æ)(Ñ)	15,360	165
Varian, Inc. (Æ)(Ñ)	25,611	1,201
Vignette Corp. (Æ)	8,677	141
Zebra Technologies Corp. Class A (Æ)(Ñ)	34,911	1,301

		25,680

Utilities - 3.9%
Alaska Communications Systems Group, Inc. (Ñ)	90,869	1,308
Cablevision Systems Corp. Class A	4,300	119
Cascade Natural Gas Corp. (Ñ)	5,400	139
Central Vermont Public Service Corp. (Ñ)	6,600	149
Cleco Corp.	17,413	447
El Paso Electric Co. (Æ)	21,825	510
Empire District Electric Co. (The)	6,820	162
Great Plains Energy, Inc. (Ñ)	6,060	197
Level 3 Communications, Inc. (Æ)(Ñ)	42,680	226
Middlesex Water Co. (Ñ)	6,210	118
NeuStar, Inc. Class A (Æ)(Ñ)	58,688	1,715
New Jersey Resources Corp. (Ñ)	4,580	238
NII Holdings, Inc. (Æ)	4,250	276
NSTAR	6,996	243
Otter Tail Corp. (Ñ)	4,870	146
PNM Resources, Inc.	17,350	489
Premiere Global Services, Inc. (Æ)	5,268	44
Puget Energy, Inc.	7,450	178
Questar Corp. (Ñ)	2,450	200
SCANA Corp.	8,400	336
Southwest Gas Corp.	7,455	267
Telephone & Data Systems, Inc.	6,110	298
Telephone & Data Systems, Inc. Special Shares	1,200	56
Wisconsin Energy Corp. (Ñ)	10,660	490

		8,351

Total Common Stocks
(cost $152,797)		193,929

Short-Term Investments - 9.2%
Russell Investment Company Money Market Fund	18,702,000	18,702
United States Treasury Bills (ç)(ž)(§) 4.891% due 12/07/06	800	796

Total Short-Term Investments
(cost $19,498)		19,498

Other Securities - 28.9%
Russell Investment Company Money Market Fund (×)	15,768,262	15,768
State Street Securities Lending Quality Trust (×)	45,681,037	45,681

Total Other Securities
(cost $61,449)		61,449

Total Investments - 129.3%
(identified cost $233,744)		274,876
Other Assets and Liabilities,
Net - (29.3%)		(62,296)

Net Assets - 100.0%		212,580

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 2000 Mini Index (CME) expiration date 12/06 (245)	18,890	1,196

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		1,196

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	4.1
Consumer Discretionary	17.5
Consumer Staples	2.0
Financial Services	18.8
Health Care	11.2
Integrated Oils	0.1
Materials and Processing	6.4
Miscellaneous	0.5
Other Energy	6.5
Producer Durables	8.1
Technology	12.1
Utilities	3.9
Short-Term Investments	9.2
Other Securities	28.9

Total Investments	129.3
Other Assets and Liabilities, Net	(29.3)

100.0

Futures Contracts	0.6

See accompanying notes which are an integral part of the financial statements.

Tax-Managed Mid & Small Cap Fund

Russell Investment Company

Select Growth Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Select Growth - Class S

Periods Ended 10/31/06	Total Return
1 Year	6.48%
5 Years	4.55	%§
Inception*	(3.03	)%§

Select Growth - Class E

Periods Ended 10/31/06	Total Return
1 Year	6.31%
5 Years	4.31	%§
Inception*	(3.29	)%§

Select Growth - Class C

Periods Ended 10/31/06	Total Return
1 Year	5.23%
5 Years	3.35	%§
Inception*	(4.15	)%§

Select Growth - Class I

Periods Ended 10/31/06	Total Return
1 Year	6.75%
5 Years	4.70	%§
Inception*	(2.90	)%§

Russell 1000(R) Growth Index**

Periods Ended 10/31/06	Total Return
1 Year	10.84%
5 Years	4.07	%§
Inception*	(3.18	)%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 6.75%, 6.48%, 6.31% and 5.23%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 10.84% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Growth Funds Average returned 7.54%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s overweight in companies with higher growth rates, higher price/earnings multiples and lower dividend yields detracted significantly from the Fund’s performance in the fiscal year ended October 31, 2006. This was mainly due to the fact that during the last seven months of the fiscal year, the market rewarded slower growing and higher dividend yielding companies. Investor concern over a “hard landing” for the economy due to the Federal Reserve’s focus on containing inflation, quickly rising energy prices, weakening home sales and prices and weakened consumer confidence overshadowed the favorable earnings growth being generated by many companies during the period. Also during the last seven months of the fiscal year, the Fund’s emphasis on companies with positive earnings momentum went unrewarded due to investor skepticism over the ability of these companies to continue to grow their earnings at such attractive rates in an economic environment that was perceived to be weakening. This strong focus by the market on more defensive investments was not shared by the Fund’s money managers, which continued to expect more of a “soft landing” for the economy and kept their focus on higher growth companies.

This market environment was in stark contrast to the first five months of the fiscal year during which the market rewarded more cyclically oriented companies that were generating strong earnings growth, and the Fund was rewarded for its investments in these companies. During that period the Fund benefited from strong stock selection in the technology, financial services, materials and processing, and autos and transportation sectors.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Stock selection and sector allocations by the Fund’s money managers detracted from Fund performance during the period. Almost half of the underperformance in the Fund was due to weak stock selection in the health care sector. The Fund was underweight in many of the larger drug manufacturers, a sector which performed well during the period despite suffering from weak new product pipelines, pricing pressure and fears regarding regulation. Stock selection in the technology sector also detracted from results largely because of the Fund’s money manager stock selections in the communication technology area. The Fund’s underweight in producer durables and the more defensive consumer staples and utilities sectors, coupled with its overweight in higher growth technology stocks, detracted from Fund results.

As investor concerns over interest rates, energy prices and a potentially softening economy increased, Delaware Management Company, Ark Asset Management Co., Inc., Turner Investment Partners, Inc. and Fuller & Thaler Asset Management, Inc. each fell behind their respective style benchmarks for the final seven months of the fiscal year. In contrast, each of the money managers in the Fund, except Ark, outperformed its respective style benchmarks in the first five months of the fiscal year as the market rewarded strong earnings growth. CapitalWorks Investment Partners, LLC outperformed its benchmark for the entire period.

Delaware Management Company, the Fund’s best performer in fiscal 2005, detracted the most from returns in fiscal 2006 as its emphasis on a focused portfolio of quickly growing companies with what it deemed to be attractive long-term growth prospects was not rewarded by the market. Delaware’s stock selection in the consumer discretionary and technology sectors, particularly in the radio and TV broadcasting and computer technology, services and communications technology segments, was the largest detractor from its performance.

Ark’s overweights and stock selection in the technology and health care sectors detracted the most from its performance as its emphasis on companies experiencing positive changes caused it to buy stocks in the communications technology and health care services areas. Stocks selected by Ark underperformed despite what it deemed to be improving earnings growth situations.

Turner’s stock selection in the health care and technology sectors detracted the most from its performance as its aggressive emphasis on companies with high earnings growth and strong earnings and price momentum was not rewarded by the market’s more defensive focus. Turner’s focus away from higher dividend paying stocks also worked against it. CapitalWorks outperformed its style benchmark by a wide margin during the overall period. CapitalWorks provides the Fund with exposure to smaller capitalization companies that are experiencing strong earnings growth. CapitalWorks contributed positively to the Fund’s performance particularly as smaller capitalization stocks outperformed the Fund’s Russell 1000 Growth Index benchmark. Strong stock selection, particularly in the technology and consumer discretionary sectors drove this outperformance.

Fuller & Thaler trailed its style benchmark. Strong stock selection in the technology and consumer discretionary sectors was offset by weaker stock selection in the financial services and health care sectors. Fuller & Thaler contributed positively to the Fund’s overall benchmark relative performance due to its focus on small capitalization stocks which outperformed the Fund’s Russell 1000 Growth Fund benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

Sustainable Growth Advisers, L.P. was added to the Fund’s money manager line-up in September to provide a consistent growth complement to the existing managers in the Fund structure. As a result, allocations to Ark and Turner were reduced and small reductions were also made in the target allocations of CapitalWorks and Fuller & Thaler. Among other goals, these changes where made to reduce the extent of the earnings momentum and small-capitalization tilts within the Fund.

Money Managers as of October 31, 2006	Styles

Ark Asset Management Co., Inc.	Growth
CapitalWorks Investment Partners, LLC	Growth
Delaware Management Company, a series of Delaware Management Business Trust	Growth
Fuller & Thaler Asset Management, Inc.	Growth
Sustainable Growth Advisers, L.P.	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.
**	The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$976.30	$1,013.96
Expenses Paid During Period*	$11.11	$11.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$982.10	$1,018.30
Expenses Paid During Period*	$6.84	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$984.20	$1,020.37
Expenses Paid During Period*	$4.80	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$982.40	$1,019.31
Expenses Paid During Period*	$5.85	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 95.8%
Auto and Transportation - 3.8%
CH Robinson Worldwide, Inc.	12,120	506
Expeditors International Washington, Inc.	32,000	1,517
FedEx Corp.	10,250	1,174
Union Pacific Corp.	3,600	326
United Parcel Service, Inc. Class B	38,200	2,879
US Airways Group, Inc. (Æ)(Ñ)	7,400	369

		6,771

Consumer Discretionary - 21.6%
Activision, Inc. (Æ)(Ñ)	8,300	128
Alloy, Inc. (Æ)(Ñ)	4,650	64
AMN Healthcare Services, Inc. (Æ)(Ñ)	11,700	296
AnnTaylor Stores Corp. (Æ)(Ñ)	2,900	128
Apollo Group, Inc. Class A (Æ)	14,000	517
Best Buy Co., Inc.	3,300	182
Bright Horizons Family Solutions, Inc. (Æ)(Ñ)	2,000	77
Buca, Inc. (Æ)(Ñ)	19,900	107
Buffalo Wild Wings, Inc. (Æ)(Ñ)	2,700	140
Casual Male Retail Group, Inc. (Æ)	13,700	203
Charlotte Russe Holding, Inc. (Æ)(Ñ)	7,700	213

Christopher & Banks Corp.	5,500	148
Coach, Inc. (Æ)	29,650	1,175
Corrections Corp. of America (Æ)(Ñ)	3,800	174
Costco Wholesale Corp.	12,100	646
Crown Media Holdings, Inc. Class A (Æ)(Ñ)	12,100	48
Deckers Outdoor Corp. (Æ)(Ñ)	3,400	181
dELIA*s, Inc. (Æ)(Ñ)	10,100	92
Design Within Reach, Inc. (Æ)(Ñ)	14,900	93
DeVry, Inc. (Æ)(Ñ)	5,000	122
Diamond Management & Technology Consultants, Inc. (Æ)(Ñ)	10,800	117
eBay, Inc. (Æ)	106,200	3,412
Electronic Arts, Inc. (Æ)	46,440	2,456
Ezcorp, Inc. Class A (Æ)(Ñ)	3,800	172
Gap, Inc. (The)	16,000	336
Gemstar-TV Guide International, Inc. (Æ)	31,600	110
Google, Inc. Class A (Æ)	10,899	5,192
Gray Television, Inc. (Ñ)	12,400	80
Great Wolf Resorts, Inc. (Æ)(Ñ)	12,000	158
Home Depot, Inc.	16,700	623
Iconix Brand Group, Inc. (Æ)(Ñ)	4,782	89
Interchange Corp. (Æ)(Ñ)	9,800	56
International Game Technology	60,380	2,567
ITT Educational Services, Inc. (Æ)(Ñ)	3,000	207
Kohl’s Corp. (Æ)	4,700	332
Las Vegas Sands Corp. (Æ)	9,080	692
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	22,200	214
LIFE TIME FITNESS, Inc. (Æ)(Ñ)	1,800	93
Lowe’s Cos., Inc. (Ñ)	25,900	781
MGM Mirage (Æ)	35,000	1,506
Multimedia Games, Inc. (Æ)(Ñ)	11,100	104
New Frontier Media, Inc. (Æ)	10,600	93
News Corp. Class A	37,100	774
Omnicom Group, Inc.	8,680	881
On Assignment, Inc. (Æ)(Ñ)	7,500	85
Parlux Fragrances, Inc. (Æ)(Ñ)	19,300	134
Revlon, Inc. Class A (Æ)(Ñ)	75,500	100
SAIC, Inc. (Æ)	3,800	76
Sears Holdings Corp. (Æ)(Ñ)	2,900	506
Sharper Image Corp. (Æ)(Ñ)	7,600	84
Staples, Inc.	156,400	4,034
Starbucks Corp. (Æ)(Ñ)	51,236	1,934
Starwood Hotels & Resorts Worldwide, Inc. (ö)	9,600	573
Steven Madden, Ltd. (Ñ)	5,100	220
TeleTech Holdings, Inc. (Æ)(Ñ)	6,600	128
TJX Cos., Inc.	17,010	492
Topps Co., Inc. (The) (Ñ)	14,900	130
Urban Outfitters, Inc. (Æ)(Ñ)	20,900	366
Valuevision Media, Inc. Class A (Æ)(Ñ)	9,700	125
Viacom, Inc. Class A (Æ)	13,000	506
Wal-Mart Stores, Inc.	42,800	2,109
WebSideStory, Inc. (Æ)(Ñ)	10,800	141
Weight Watchers International, Inc. (Ñ)	26,000	1,134

		38,656

Consumer Staples - 9.2%
Altria Group, Inc.	9,000	732
Boston Beer Co., Inc. Class A (Æ)(Ñ)	2,600	95
Clorox Co.	2,700	174
Coca-Cola Co. (The)	29,600	1,383
Colgate-Palmolive Co.	18,900	1,209
CVS Corp.	7,000	220

PepsiCo, Inc.	69,355	4,400
Procter & Gamble Co.	73,560	4,663
Sysco Corp.	36,500	1,277
Walgreen Co.	41,000	1,791
Whole Foods Market, Inc. (Ñ)	5,200	332
Wild Oats Markets, Inc. (Æ)(Ñ)	10,200	183

		16,459

Financial Services - 10.4%
Advent Software, Inc. (Æ)(Ñ)	7,000	259
American Express Co.	12,200	705
American International Group, Inc.	13,300	893
Automatic Data Processing, Inc.	31,000	1,533
Charles Schwab Corp. (The)	43,360	790
Chicago Mercantile Exchange Holdings, Inc. Class A	4,920	2,465
Chubb Corp.	11,810	628
Commerce Bancorp, Inc. (Ñ)	8,500	297
Cybersource Corp. (Æ)(Ñ)	9,400	96
First Data Corp.	8,200	199
Goldman Sachs Group, Inc.	5,560	1,055
Hartford Financial Services Group, Inc.	2,200	192
HealthExtras, Inc. (Æ)(Ñ)	4,400	101
Hypercom Corp. (Æ)(Ñ)	16,700	108
IntercontinentalExchange, Inc. (Æ)	16,600	1,401
Merrill Lynch & Co., Inc.	4,500	394
Moody’s Corp.	22,000	1,459
Morgan Stanley	4,600	352
Open Solutions, Inc. (Æ)(Ñ)	3,400	127
Paychex, Inc.	40,000	1,579
Pico Holdings, Inc. (Æ)(Ñ)	3,800	123
State Street Corp.	18,400	1,182
UBS AG	13,120	785
Wells Fargo & Co.	21,460	779
Western Union Co. (The) (Æ)	53,200	1,173

		18,675

Health Care - 17.9%
Abbott Laboratories	27,510	1,307
Albany Molecular Research, Inc. (Æ)(Ñ)	7,900	94
Allergan, Inc.	31,010	3,582
Amgen, Inc. (Æ)(Ñ)	23,900	1,814
Analogic Corp. (Ñ)	1,400	78
Applera Corp. - Celera Genomics Group (Æ)(Ñ)	8,700	135
Baxter International, Inc.	33,870	1,557
Bruker BioSciences Corp. (Æ)	20,400	162
Cardinal Health, Inc.	3,900	255
Caremark Rx, Inc.	8,400	414
Celgene Corp. (Æ)(Ñ)	17,800	951
Charles River Laboratories International, Inc. (Æ)	2,500	107
Cholestech Corp. (Æ)	2,600	40
Conor Medsystems, Inc. (Æ)(Ñ)	4,100	101
Cooper Cos., Inc. (The) (Ñ)	1,500	86
Covance, Inc. (Æ)(Ñ)	900	53
DaVita, Inc. (Æ)(Ñ)	5,400	300
Dendreon Corp. (Æ)(Ñ)	11,900	60
DOV Pharmaceutical, Inc. (Æ)(Ñ)	40,600	12
Eli Lilly & Co.	3,600	202
Genentech, Inc. (Æ)	28,100	2,341
Genzyme Corp. (Æ)(Ñ)	21,500	1,451
Gilead Sciences, Inc. (Æ)	31,185	2,149
GTx, Inc. (Æ)(Ñ)	9,100	101
Healthcare Services Group (Ñ)	2,500	68

Healthways, Inc. (Æ)(Ñ)	1,100	47
Henry Schein, Inc. (Æ)(Ñ)	3,000	149
Illumina, Inc. (Æ)(Ñ)	2,400	106
Intralase Corp. (Æ)(Ñ)	3,600	71
Inverness Medical Innovations, Inc. (Æ)(Ñ)	2,300	87
Invitrogen Corp. (Æ)(Ñ)	700	41
Johnson & Johnson	21,900	1,476
Lifecell Corp. (Æ)(Ñ)	3,900	91
Medco Health Solutions, Inc. (Æ)	12,900	690
Medtronic, Inc.	18,700	910
Merck & Co., Inc.	3,800	173
Neopharm, Inc. (Æ)(Ñ)	14,100	102
Neose Technologies, Inc. (Æ)	16,300	43
Neurometrix, Inc. (Æ)(Ñ)	5,800	95
Omnicell, Inc. (Æ)(Ñ)	5,600	105
Oxigene, Inc. (Æ)(Ñ)	10,400	41
Palatin Technologies, Inc. (Æ)(Ñ)	18,700	53
Phase Forward, Inc. (Æ)	7,700	107
PolyMedica Corp. (Ñ)	2,600	108
PSS World Medical, Inc. (Æ)	2,900	58
Rita Medical Systems, Inc. (Æ)(Ñ)	23,000	83
Schering-Plough Corp.	7,500	166
St. Jude Medical, Inc. (Æ)	29,700	1,020
Stryker Corp.	18,000	941
Tercica, Inc. (Æ)(Ñ)	17,800	90
Teva Pharmaceutical Industries, Ltd. - ADR	35,100	1,157
UnitedHealth Group, Inc.	45,000	2,195
Ventana Medical Systems, Inc. (Æ)(Ñ)	1,900	77
WellPoint, Inc. (Æ)	18,500	1,412
Wyeth	28,000	1,429
Zimmer Holdings, Inc. (Æ)	21,000	1,512

		32,055

Materials and Processing - 2.4%
Archer-Daniels-Midland Co.	21,945	845
Caraustar Industries, Inc. (Æ)(Ñ)	15,300	166
Harsco Corp.	1,300	106
Housevalues, Inc. (Æ)(Ñ)	20,100	118
Insituform Technologies, Inc. Class A (Æ)	6,500	152
Monsanto Co.	24,630	1,089
Praxair, Inc.	26,000	1,566
Unifi, Inc. (Æ)	27,100	75
Valmont Industries, Inc.	1,600	89

		4,206

Miscellaneous - 3.3%
3M Co.	3,000	237
Foster Wheeler, Ltd. (Æ)(Ñ)	2,900	130
General Electric Co.	152,028	5,338
Textron, Inc.	2,700	245

		5,950

Other Energy - 1.5%
Baker Hughes, Inc.	4,100	283
Cameron International Corp. (Æ)	3,800	190
ENSCO International, Inc.	2,200	108
Foundation Coal Holdings, Inc. (Ñ)	2,400	88
Hercules Offshore, Inc. (Æ)(Ñ)	3,100	110
Petroquest Energy, Inc. (Æ)(Ñ)	11,300	129
Schlumberger, Ltd.	4,600	290
Smith International, Inc. (Ñ)	4,000	158
TGC Industries, Inc. (Æ)	4,700	37
Weatherford International, Ltd. (Æ)	16,520	679

XTO Energy, Inc.	11,950	558

		2,630

Producer Durables - 3.8%
American Tower Corp. Class A (Æ)	12,900	465
Applied Materials, Inc.	47,677	829
Boeing Co.	4,200	335
CalAmp Corp. (Æ)(Ñ)	13,100	87
Credence Systems Corp. (Æ)(Ñ)	32,900	106
Crown Castle International Corp. (Æ)(Ñ)	2,800	94
Danaher Corp.	10,460	751
Deere & Co.	5,300	451
Entegris, Inc. (Æ)(Ñ)	11,027	124
ESCO Technologies, Inc. (Æ)(Ñ)	2,200	96
Flow International Corp. (Æ)(Ñ)	8,500	100
General Cable Corp. (Æ)(Ñ)	4,600	173
Goodrich Corp.	5,600	247
Intevac, Inc. (Æ)(Ñ)	6,922	143
Kla-Tencor Corp.	15,600	767
L-1 Identity Solutions, Inc. (Æ)(Ñ)	5,500	79
Polycom, Inc. (Æ)(Ñ)	7,000	192
Radyne Corp. (Æ)(Ñ)	11,300	114
Rudolph Technologies, Inc. (Æ)(Ñ)	9,500	168
SBA Communications Corp. Class A (Æ)(Ñ)	6,500	174
Sonic Solutions, Inc. (Æ)(Ñ)	9,600	155
Tektronix, Inc.	4,100	124
Teradyne, Inc. (Æ)(Ñ)	16,700	234
Thermo Electron Corp. (Æ)(Ñ)	11,650	499
United Technologies Corp.	3,000	197
Zygo Corp. (Æ)	4,200	73

		6,777

Technology - 20.9%
Actuate Corp. (Æ)(Ñ)	16,200	85
Agile Software Corp. (Æ)(Ñ)	14,600	98
Akamai Technologies, Inc. (Æ)(Ñ)	10,500	492
Amdocs, Ltd. (Æ)	3,200	124
Apple Computer, Inc. (Æ)	35,964	2,916
Art Technology Group, Inc. (Æ)(Ñ)	46,100	115
AsiaInfo Holdings, Inc. (Æ)(Ñ)	19,100	92
Aspen Technology, Inc. (Æ)(Ñ)	3,600	36
Authentidate Holding Corp. (Æ)(Ñ)	13,900	26
BEA Systems, Inc. (Æ)(Ñ)	11,600	189
Broadcom Corp. Class A (Æ)(Ñ)	38,950	1,179
Captaris, Inc. (Æ)(Ñ)	15,100	89
Centillium Communications, Inc. (Æ)	26,526	56
Cisco Systems, Inc. (Æ)	121,070	2,921
Citrix Systems, Inc. (Æ)(Ñ)	2,900	86
Cognizant Technology Solutions Corp. Class A (Æ)	6,160	464
Corning, Inc. (Æ)	45,500	930
Daktronics, Inc. (Ñ)	5,000	118
Dell, Inc. (Æ)	38,600	939
Ditech Networks, Inc. (Æ)(Ñ)	13,000	103
Equinix, Inc. (Æ)(Ñ)	1,500	103
Gartner, Inc. (Æ)(Ñ)	17,400	324
Harmonic, Inc. (Æ)	22,700	184
Integrated Device Technology, Inc. (Æ)(Ñ)	7,300	116
Intuit, Inc. (Æ)	59,690	2,107
Iomega Corp. (Æ)(Ñ)	17,400	72
JDS Uniphase Corp. (Æ)(Ñ)	10,849	158
Lawson Software, Inc. (Æ)(Ñ)	17,400	133
LCC International, Inc. Class A (Æ)(Ñ)	28,500	103

Microsoft Corp.	124,600	3,577
Motorola, Inc.	62,120	1,432
Napster, Inc. (Æ)(Ñ)	23,400	111
National Semiconductor Corp.	24,900	605
Network Appliance, Inc. (Æ)	20,900	763
Newport Corp. (Æ)(Ñ)	9,000	195
Nuance Communications, Inc. (Æ)(Ñ)	10,000	115
NVE Corp. (Æ)(Ñ)	4,600	204
Nvidia Corp. (Æ)	30,550	1,065
Opsware, Inc. (Æ)(Ñ)	5,200	47
PMC - Sierra, Inc. (Æ)(Ñ)	17,900	119
Qualcomm, Inc.	116,300	4,232
Redback Networks, Inc. (Æ)	10,345	164
Research In Motion, Ltd. (Æ)	8,030	943
Safeguard Scientifics, Inc. (Æ)(Ñ)	35,500	87
SanDisk Corp. (Æ)(Ñ)	56,230	2,705
SAP AG - ADR	12,000	596
Seachange International, Inc. (Æ)(Ñ)	18,400	154
Seagate Technology (Ñ)	75,000	1,693
Semtech Corp. (Æ)	5,800	76
SimpleTech, Inc. (Æ)(Ñ)	17,300	150
Standard Microsystems Corp. (Æ)(Ñ)	6,100	188
Sun Microsystems, Inc. (Æ)	185,600	1,008
Sykes Enterprises, Inc. (Æ)(Ñ)	8,600	174
Texas Instruments, Inc.	67,350	2,033
Transaction Systems Architects, Inc. (Æ)	3,000	101
Transwitch Corp. (Æ)(Ñ)	49,800	73
Ultimate Software Group, Inc. (Æ)(Ñ)	7,000	173
Varian, Inc. (Æ)	1,400	66
Zhone Technologies, Inc. (Æ)	63,700	90

		37,297

Utilities - 1.0%
Comcast Corp. Class A (Æ)	16,190	658
Leap Wireless International, Inc. (Æ)(Ñ)	3,100	172
Level 3 Communications, Inc. (Æ)(Ñ)	35,100	186
MDU Communications International, Inc. (Æ)	29,200	21
NeuStar, Inc. Class A (Æ)(Ñ)	2,300	67
NII Holdings, Inc. (Æ)	10,820	704

		1,808

Total Common Stocks
(cost $149,450)		171,284

Short-Term Investments - 4.1%
Russell Investment Company
Money Market Fund	6,304,000	6,304
United States Treasury Bills (ç)(ž)(§)
4.891% due 12/07/06	1,000	995

Total Short-Term Investments
(cost $7,299)		7,299

Other Securities - 17.5%
Russell Investment Company
Money Market Fund (x)	8,034,151	8,034
State Street Securities Lending Quality Trust (x)	23,275,131	23,275

Total Other Securities
(cost $31,309)		31,309

Total Investments - 117.4%
(identified cost $188,058)		209,892
Other Assets and Liabilities,
Net - (17.4%)		(31,152)

Net Assets - 100.0%		178,740

Schedule of Investments — October 31, 2006

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Nasdaq 100 Index (CME) expiration date 12/06 (13)	2,266	202
Russell 1000 Growth Index expiration date 12/06 (11)	2,996	177
S&P 500 E-Mini Index (CME) expiration date 12/06 (11)	761	40
S&P 500 Index (CME) expiration date 12/06 (4)	1,383	5

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		424

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	3.8
Consumer Discretionary	21.6
Consumer Staples	9.2
Financial Services	10.4
Health Care	17.9
Materials and Processing	2.4
Miscellaneous	3.3
Other Energy	1.5
Producer Durables	3.8
Technology	20.9
Utilities	1.0
Short-Term Investments	4.1
Other Securities	17.5

Total Investments	117.4
Other Assets and Liabilities, Net	(17.4)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

Select Growth Fund

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Russell Investment Company

Select Value Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Select Value Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	18.32%
5 Years	10.49	%§
Inception*	6.24	%§

Select Value Fund - Class E

Periods Ended 10/31/06	Total Return
1 Year	18.15%
5 Years	10.25	%§
Inception*	5.97	%§

Select Value Fund - Class C

Periods Ended 10/31/06	Total Return
1 Year	17.01%
5 Years	9.26	%§
Inception*	5.05	%§

Select Value Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	18.47%
5 Years	10.63	%§
Inception*	6.38	%§

Russell 1000(R) Value Index**

Periods Ended 10/31/06	Total Return
1 Year	21.46%
5 Years	11.64	%§
Inception*	7.38	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 18.47%, 18.32%, 18.15% and 17.01%, respectively. This compared to the Russell 1000(R) Value Index, which gained 21.46% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Value Funds Average returned 17.65%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In the first nine months of the fiscal year, the Fund was negatively impacted by three of the primary market drivers. These were soaring energy prices, continued outperformance of value stocks relative to growth stocks, and investor’s preference for high yield, defensive stocks.

Given the strength in oil prices and related stocks, the money managers in the Fund believed these stocks were overvalued and took significant underweight positions. Unfortunately, oil prices continued to surge through mid-August, at which point they peaked near $80 a barrel.

Similarly, value stocks have outperformed relative to growth stocks since early 2000. The Fund’s money managers believed this trend was unsustainable. They positioned their portfolios to take advantage of attractive valuations in stocks with growth expectations that were above the Russell 1000 Value Index. However, value stocks continued to outperform through mid-August, detracting from the Fund’s performance.

Lastly, most of the Fund’s money managers believed that the economy would slow to moderate growth levels. However, in May, investors became fearful of a sharp correction in the economy which led them to seek defensive, high yield stocks. This trend continued through July, having a notable negative impact on Fund performance as the money managers had positioned the Fund to benefit from a slowing economy by underweighting the highest dividend yielding stocks.

Beginning mid-August, these trends reversed. As such, the Fund has outperformed since that time.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The strong relative performance of energy, deep value, and high yielding stocks made those stocks less fundamentally attractive to value managers. With a tilt towards owning stocks with both attractive values and good growth prospects, the Fund’s money managers focused on higher growth, less defensive, and larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher growth characteristics selling at moderate valuations. Also, the Fund’s money managers avoided stocks with high dividend yields. These tilts contributed negatively to the Fund’s performance during the fiscal year as the market rewarded defensive, high dividend yield stocks.

Poor stock and industry selection by the Fund’s money managers during the period also contributed negatively to performance. Iridian Asset Management LLC was the biggest detractor, significantly underperforming its benchmark due mainly to poor stock and industry selection but also because of the factors discussed above. Systematic Financial Management, L.P. also underperformed for the same reasons. DePrince Race & Zollo, Inc. outperformed the benchmark due to positive industry and sector selection.

At the stock selection level, overweights in Boston Scientific and Unitedhealth detracted from performance, as did underweights in BellSouth and Exxon Mobil. Overweights in China Mobile, Guidant and Allegheny Technologies contributed positively to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
DePrince, Race & Zollo, Inc.	Value
Iridian Asset Management, LLC	Value
MFS Institutional Advisors, Inc.	Value
Netols Asset Management, Inc.	Value
Systematic Financial Management, L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.
**	Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,046.40	$1,014.62
Expenses Paid During Period*	$10.83	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,050.60	$1,018.75
Expenses Paid During Period*	$6.62	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,052.10	$1,020.47
Expenses Paid During Period*	$4.86	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,052.40	$1,019.76
Expenses Paid During Period*	$5.59	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 94.0%
Auto and Transportation - 2.1%
Airtran Holdings, Inc. (Æ)(Ñ)	36,138	360
Alexander & Baldwin, Inc. (Ñ)	9,923	457

Burlington Northern Santa Fe Corp.	16,110	1,249
Con-way, Inc.	1,720	81
Continental AG - ADR (Æ)	12,600	1,399
CSX Corp.	23,656	844
Fleetwood Enterprises, Inc. (Æ)(Ñ)	29,985	214
General Maritime Corp. (Ñ)	11,670	426
Keystone Automotive Industries, Inc. (Æ)(Ñ)	14,228	547
Norfolk Southern Corp.	14,760	776
Polaris Industries, Inc. (Ñ)	17,700	758
United Parcel Service, Inc. Class B	10,700	806
Visteon Corp. (Æ)	65,667	485
Wabtec Corp. (Ñ)	21,466	674

		9,076

Consumer Discretionary - 9.0%
99 Cents Only Stores (Æ)(Ñ)	27,627	331
Accenture, Ltd. Class A (Æ)	37,770	1,243
Arbitron, Inc. (Ñ)	14,574	612
Casual Male Retail Group, Inc. (Æ)(Ñ)	39,398	584
Corinthian Colleges, Inc. (Æ)(Ñ)	35,031	429
Cost Plus, Inc. (Æ)(Ñ)	44,565	533
Cox Radio, Inc. Class A (Æ)(Ñ)	21,806	367
DeVry, Inc. (Æ)(Ñ)	20,263	493
Diamond Management & Technology Consultants, Inc. (Æ)(Ñ)	44,735	485
Family Dollar Stores, Inc.	27,000	795
Federated Department Stores, Inc.	38,120	1,674
Gap, Inc. (The)	56,500	1,188
Hanesbrands, Inc. (Æ)	3,271	77
Harrah’s Entertainment, Inc.	28,500	2,118
Hasbro, Inc. (Ñ)	66,720	1,729
Home Depot, Inc.	9,760	364
International Flavors & Fragrances, Inc.	15,800	671
Jarden Corp. (Æ)(Ñ)	15,064	542
JC Penney Co., Inc.	24,400	1,836
Kimberly-Clark Corp.	30,000	1,996
Liberty Media Holding Corp. (Æ)	56,000	1,236
Liberty Media Holding Corp. Series A (Æ)	11,900	1,060
Limited Brands, Inc.	20,900	616
McDonald’s Corp.	58,100	2,436
MGM Mirage (Æ)	64,900	2,792
New York Times Co. Class A (Ñ)	10,660	258
Nike, Inc. Class B	13,980	1,284
O’Charleys, Inc. (Æ)(Ñ)	27,193	541
Omnicom Group, Inc.	5,000	507
Reader’s Digest Association, Inc. (The) (Ñ)	24,966	359
Ross Stores, Inc.	23,900	703
RR Donnelley & Sons Co.	27,000	914
Sabre Holdings Corp. Class A	37,700	958
School Specialty, Inc. (Æ)(Ñ)	10,796	423
Sears Holdings Corp. (Æ)(Ñ)	4,200	733
ServiceMaster Co. (The) (Ñ)	48,500	550
Sturm Ruger & Co., Inc. (Æ)(Ñ)	46,513	387
TJX Cos., Inc.	54,000	1,563
Viacom, Inc. Class A (Æ)	21,047	819
Walt Disney Co.	52,580	1,654
WPP Group PLC - ADR (Æ)(Ñ)	4,040	259

		38,119

Consumer Staples - 4.1%
Altria Group, Inc.	75,600	6,149
Coca-Cola Co. (The)	22,100	1,033
ConAgra Foods, Inc.	26,100	683

Del Monte Foods Co.	44,413	479
Diageo PLC - ADR	13,020	970
Fomento Economico Mexicano SA de CV - ADR	3,500	338
Hershey Co. (The) (Ñ)	19,800	1,048
HJ Heinz Co.	19,600	826
Kellogg Co.	24,000	1,207
Lance, Inc. (Ñ)	20,317	397
Molson Coors Brewing Co. Class B (Ñ)	16,100	1,146
Nestle SA - ADR	8,830	754
PepsiCo, Inc.	7,510	476
Procter & Gamble Co.	26,100	1,654
Tyson Foods, Inc. Class A	13,320	192

		17,352

Financial Services - 25.9%
Aflac, Inc.	4,440	199
AG Edwards, Inc.	11,900	679
Allstate Corp. (The)	56,940	3,494
American Express Co.	17,610	1,018
American International Group, Inc.	65,000	4,366
AmSouth Bancorporation	29,600	895
Amvescap PLC - ADR (Æ)(Ñ)	46,300	1,064
Annaly Capital Management, Inc. (ö)	73,600	966
Assurant, Inc.	26,800	1,411
Astoria Financial Corp.	21,900	635
Bank of America Corp.	234,785	12,648
Bank of New York Co., Inc. (The)	35,990	1,237
Bear Stearns Cos., Inc. (The)	11,400	1,725
Cedar Shopping Centers, Inc. (ö)(Ñ)	26,576	444
Chubb Corp.	12,240	651
Cigna Corp.	17,490	2,046
Citigroup, Inc.	175,810	8,819
Colonial BancGroup, Inc. (The)	26,800	639
Countrywide Financial Corp.	64,900	2,474
Douglas Emmett, Inc. (Æ)(ö)	2,700	64
Dow Jones & Co., Inc. (Ñ)	22,300	783
Fannie Mae	32,520	1,927
Federated Investors, Inc. Class B	33,000	1,132
First Horizon National Corp. (Ñ)	17,100	672
First Industrial Realty Trust, Inc. (ö)(Ñ)	11,268	518
First Marblehead Corp. (The) (Ñ)	7,020	474
Franklin Resources, Inc.	4,760	542
Freddie Mac	6,650	459
GATX Corp. (Ñ)	10,066	439
Genworth Financial, Inc. Class A	30,940	1,035
Goldman Sachs Group, Inc.	15,810	3,001
H&R Block, Inc.	31,500	689
Hanover Insurance Group, Inc. (The)	9,602	435
Hartford Financial Services Group, Inc.	25,070	2,185
Huntington Bancshares, Inc.	49,600	1,211
Jones Lang LaSalle, Inc.	15,400	1,417
JPMorgan Chase & Co.	128,900	6,115
KeyCorp	25,500	947
Kronos, Inc. (Æ)(Ñ)	11,902	403
Legg Mason, Inc.	22,300	2,007
Lehman Brothers Holdings, Inc.	36,500	2,841
Lincoln National Corp.	15,100	956
Loews Corp.	26,200	1,020
MBIA, Inc.	19,600	1,216
Mellon Financial Corp.	22,690	880
Mercury General Corp.	12,100	626

Merrill Lynch & Co., Inc.	69,320	6,060
Metlife, Inc.	51,370	2,935
Morgan Stanley	11,200	856
New York Community Bancorp, Inc. (Ñ)	64,300	1,051
PNC Financial Services Group, Inc.	19,340	1,354
South Financial Group, Inc. (The) (Ñ)	29,600	785
St. Paul Travelers Cos., Inc. (The)	28,600	1,462
Sun Communities, Inc. (ö)	9,645	338
SunTrust Banks, Inc.	40,890	3,230
UBS AG	73,710	4,411
US Bancorp	101,900	3,448
Wachovia Corp.	16,600	921
Washington Mutual, Inc. (Ñ)	60,200	2,546
Westamerica Bancorporation (Ñ)	8,360	417

		109,218

Health Care - 11.5%
Abbott Laboratories	22,850	1,086
AmerisourceBergen Corp.	24,300	1,147
Amgen, Inc. (Æ)	51,700	3,925
Biogen Idec, Inc. (Æ)(Ñ)	66,115	3,147
Boston Scientific Corp. (Æ)	89,500	1,424
Chattem, Inc. (Æ)(Ñ)	11,806	501
Diversa Corp. (Æ)(Ñ)	28,430	265
Eli Lilly & Co.	31,530	1,766
Gentiva Health Services, Inc. (Æ)(Ñ)	30,432	565
Genzyme Corp. (Æ)	36,800	2,484
Johnson & Johnson	60,540	4,080
KV Pharmaceutical Co. Class A (Æ)(Ñ)	25,151	561
LifePoint Hospitals, Inc. (Æ)(Ñ)	15,573	553
Matria Healthcare, Inc. (Æ)(Ñ)	21,086	595
McKesson Corp.	10,700	536
Medco Health Solutions, Inc. (Æ)	11,500	615
Medtronic, Inc.	59,300	2,887
Merck & Co., Inc.	78,890	3,583
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	28,124	548
Pfizer, Inc.	219,900	5,860
PolyMedica Corp. (Ñ)	16,281	676
PSS World Medical, Inc. (Æ)	24,925	502
Sunrise Senior Living, Inc. (Æ)(Ñ)	14,759	461
UnitedHealth Group, Inc.	85,000	4,146
US Physical Therapy, Inc. (Æ)	21,118	254
WellPoint, Inc. (Æ)	55,240	4,216
Wyeth	44,630	2,277

		48,660

Integrated Oils - 4.8%
Chevron Corp.	69,902	4,697
ConocoPhillips	54,910	3,308
Exxon Mobil Corp.	129,690	9,262
Hess Corp.	23,670	1,004
Marathon Oil Corp.	7,600	657
Total SA - ADR	17,960	1,224

		20,152

Materials and Processing - 7.6%
Acuity Brands, Inc. (Ñ)	11,696	579
Air Products & Chemicals, Inc.	11,120	775
Airgas, Inc.	19,700	745
Albemarle Corp. (Æ)	8,900	579
American Standard Cos., Inc.	73,800	3,269
Avery Dennison Corp. (Ñ)	12,400	783
Bowater, Inc. (Ñ)	35,130	735

Brush Engineered Materials, Inc. (Æ)(Ñ)	18,962	638
Chemtura Corp.	51,200	439
Commercial Metals Co.	18,789	500
Dow Chemical Co. (The)	44,620	1,820
EI Du Pont de Nemours & Co.	42,600	1,951
Freeport-McMoRan Copper & Gold, Inc. Class B	17,700	1,070
International Paper Co.	45,450	1,516
IPSCO, Inc.	9,500	869
Lubrizol Corp.	13,900	625
Lyondell Chemical Co.	17,300	444
Masco Corp.	67,230	1,859
MeadWestvaco Corp.	31,200	859
Modtech Holdings, Inc. (Æ)(Ñ)	43,809	223
Nalco Holding Co. (Æ)	11,550	234
Packaging Corp. of America	26,700	613
Phelps Dodge Corp.	5,100	512
PPG Industries, Inc.	19,410	1,328
Praxair, Inc.	10,640	641
Precision Castparts Corp.	42,800	2,913
RPM International, Inc. (Ñ)	33,100	634
Sherwin-Williams Co. (The)	10,420	617
Smurfit-Stone Container Corp. (Æ)	17,360	185
Spartech Corp.	20,349	557
Steel Dynamics, Inc. (Ñ)	8,100	487
Syngenta AG - ADR	32,590	1,050
Teck Cominco, Ltd. Class B	21,600	1,592
Valspar Corp.	21,500	576

		32,217

Miscellaneous - 2.7%
3M Co.	26,100	2,058
General Electric Co.	72,100	2,531
Honeywell International, Inc.	32,300	1,361
Johnson Controls, Inc.	12,990	1,059
Textron, Inc.	27,900	2,537
Trinity Industries, Inc. (Ñ)	49,050	1,769

		11,315

Other Energy - 4.8%
Apache Corp.	10,960	716
Chesapeake Energy Corp.	111,300	3,611
Devon Energy Corp.	54,850	3,666
Diamond Offshore Drilling, Inc. (Ñ)	19,600	1,357
Encore Acquisition Co. (Æ)(Ñ)	18,749	469
EOG Resources, Inc.	35,500	2,362
Forest Oil Corp. (Æ)	9,161	299
Global Industries, Ltd. (Æ)	25,196	418
Hanover Compressor Co. (Æ)(Ñ)	29,867	553
Matrix Service Co. (Æ)(Ñ)	31,761	456
National-Oilwell Varco, Inc. (Æ)	33,700	2,035
Noble Corp.	5,000	351
Sunoco, Inc.	6,300	417
Transocean, Inc. (Æ)	22,800	1,654
Valero Energy Corp.	28,100	1,470
Whiting Petroleum Corp. (Æ)(Ñ)	10,420	465

		20,299

Producer Durables - 7.4%
Agilent Technologies, Inc. (Æ)	104,900	3,734
Applied Signal Technology, Inc. (Ñ)	20,993	311
BE Aerospace, Inc. (Æ)	21,356	540
Boeing Co.	50,500	4,033
C&D Technologies, Inc. (Ñ)	76,191	378

Champion Enterprises, Inc. (Æ)(Ñ)	49,685	460
Cooper Industries, Ltd. Class A	4,440	397
Crane Co.	10,578	412
Deere & Co.	27,670	2,356
Esterline Technologies Corp. (Æ)(Ñ)	11,199	422
Federal Signal Corp. (Ñ)	35,412	540
General Cable Corp. (Æ)	18,635	701
Goodrich Corp.	41,200	1,816
IDEX Corp.	8,608	404
Illinois Tool Works, Inc.	4,220	202
Lam Research Corp. (Æ)	16,800	831
Lockheed Martin Corp.	42,420	3,688
Nokia OYJ - ADR	66,300	1,318
Northrop Grumman Corp.	32,500	2,158
Pentair, Inc. (Ñ)	26,000	856
Robbins & Myers, Inc.	18,240	702
Terex Corp. (Æ)	22,600	1,170
United Technologies Corp.	41,010	2,695
Varian Semiconductor Equipment Associates, Inc. (Æ)	7,641	279
WW Grainger, Inc.	9,330	679

		31,082

Technology - 5.3%
Advanced Micro Devices, Inc. (Æ)(Ñ)	13,000	276
American Science & Engineering, Inc. (Æ)(Ñ)	8,338	439
Analog Devices, Inc.	32,370	1,030
Avid Technology, Inc. (Æ)(Ñ)	6,020	217
Broadcom Corp. Class A (Æ)	17,800	539
CACI International, Inc. Class A (Æ)(Ñ)	8,338	480
Cisco Systems, Inc. (Æ)	45,300	1,093
General Dynamics Corp.	41,900	2,979
Harris Corp.	18,400	784
Hewlett-Packard Co.	130,760	5,066
Intel Corp.	144,730	3,089
International Business Machines Corp.	8,400	776
Linear Technology Corp.	20,500	638
LSI Logic Corp. (Æ)	41,400	416
Mantech International Corp. Class A (Æ)(Ñ)	15,480	527
Oracle Corp. (Æ)	53,120	981
Rockwell Automation, Inc.	6,940	430
Seagate Technology, Inc. (Æ)	1,900	—
Sybase, Inc. (Æ)	17,594	428
Symantec Corp. (Æ)	38,000	754
Synopsys, Inc. (Æ)	23,000	518
Trimble Navigation, Ltd. (Æ)	9,900	458
Varian, Inc. (Æ)(Ñ)	8,520	399

		22,317

Utilities - 8.8%
Alaska Communications Systems Group, Inc. (Ñ)	40,912	589
Alltel Corp.	65,200	3,476
Ameren Corp. (Ñ)	5,600	303
America Movil SA de CV Series L	49,400	2,118
American Electric Power Co., Inc.	18,500	766
Aqua America, Inc. (Ñ)	26,900	652
AT&T, Inc.	86,600	2,966
Atmos Energy Corp.	13,600	418
BellSouth Corp.	12,100	546
China Mobile, Ltd. - ADR (Ñ)	63,100	2,573
Citizens Communications Co.	59,200	868
Comcast Corp. Class A (Æ)	43,800	1,781
Consolidated Edison, Inc. (Ñ)	6,600	319

Dominion Resources, Inc.	33,820	2,739
Embarq Corp. (Æ)	9,857	477
Entergy Corp.	7,420	637
Exelon Corp.	25,400	1,574
FPL Group, Inc. (Ñ)	52,090	2,657
Level 3 Communications, Inc. (Æ)(Ñ)	65,000	344
NiSource, Inc.	25,900	603
Oneok, Inc.	13,200	549
PPL Corp.	54,870	1,894
Progress Energy, Inc. - CVO	1,300	—
Public Service Enterprise Group, Inc.	3,370	206
Rogers Communications, Inc. Class B (Æ)	10,700	640
SCANA Corp.	7,200	288
Sprint Nextel Corp.	77,790	1,454
TECO Energy, Inc.	23,500	387
TELUS Corp. Class A (Æ)	3,800	218
TXU Corp.	8,880	561
Verizon Communications, Inc.	62,540	2,314
Vodafone Group PLC - ADR (Æ)	63,143	1,632
Windstream Corp. (Æ)	45,400	623

		37,172

Total Common Stocks
(cost $327,004)		396,979

Short-Term Investments - 6.3%
Russell Investment Company Money Market Fund	25,543,000	25,543
United States Treasury Bills (ç)(ž)(§) 4.891% due 12/07/06	1,000	995

Total Short-Term Investments
(cost $26,538)		26,538

Other Securities - 10.9%
Russell Investment Company Money Market Fund (x)	11,791,608	11,792
State Street Securities Lending Quality Trust (x)	34,160,573	34,161

Total Other Securities
(cost $45,953)		45,953

Total Investments - 111.2%
(identified cost $399,495)		469,470
Other Assets and Liabilities,
Net - (11.2%)		(47,351)

Net Assets - 100.0%		422,119

Amount in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Value Index expiration date 12/06 (29)	11,424	593
S&P 500 E-Mini Index (CME) expiration date 12/06 (51)	3,527	186
S&P 500 Index (CME) expiration date 12/06 (24)	8,299	127

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		906

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	2.1
Consumer Discretionary	9.0

Consumer Staples	4.1
Financial Services	25.9
Health Care	11.5
Integrated Oils	4.8
Materials and Processing	7.6
Miscellaneous	2.7
Other Energy	4.8
Producer Durables	7.4
Technology	5.3
Utilities	8.8
Short-Term Investments	6.3
Other Securities	10.9

Total Investments	111.2
Other Assets and Liabilities, Net	(11.2)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

Select Value Fund

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2006

Footnotes:

(Æ)	Non-income producing

(Ï)	Forward commitment.

(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.

(f)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.

(ö)	Real Estate Investment Trust (REIT).

(µ)	Bond is insured by a guarantor.

(ß)	Illiquid security.

(ø)	In default.

(ç)	At amortized cost, which approximates market.

(ž)	Rate noted is yield-to-maturity from date of acquisition.

(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.

(x)	The security is purchased with the cash collateral from the securities loaned.

(Ñ)	All or a portion of the shares of this security are on loan.

(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.

(Å)	Illiquid and restricted security.

(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PHP - Philippine peso
AUD - Australian dollar	HUF - Hungarian forint	PKR - Pakistani rupee
BRL - Brazilian real	IDR - Indonesian rupiah	PLN - Polish zloty
CAD - Canadian dollar	IEP - Irish pundt	RUB - Russian ruble
CHF - Swiss franc	ILS - Israeli shekel	SEK - Swedish krona
CLP - Chilean peso	INR - Indian rupee	SGD - Singapore dollar
CNY - Chinese renminbi yuan	JPY - Japanese yen	SKK - Slovakian koruna
COP - Colombian peso	KES - Kenyan schilling	THB - Thai baht
CRC - Costa Rica colon	KRW - South Korean won	TRY - Turkish lira
CZK - Czech koruna	MXN - Mexican peso	TWD - Taiwanese dollar
DKK - Danish krone	MYR - Malaysian ringgit	USD - United States dollar
EGP - Egyptian pound	NOK - Norwegian krone	VEB - Venezuelan bolivar
EUR - Euro	NZD - New Zealand dollar	VND - Vietnam dong
GBP - British pound sterling	PEN - Peruvian nouveau sol	ZAR - South African rand

Statement of Assets and Liabilities — October 31, 2006

Amounts in thousands	Diversified Equity Fund	Special Growth Fund
Assets
Investments, at identified cost	$3,698,538	$1,431,345

Investments, at market***	4,224,382	1,575,819
Cash	—	—
Cash (Restricted)	—	—
Foreign currency holdings*	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Receivables:
Dividends and interest	2,619	461
Dividends from affiliated money market funds	995	361
Investments sold	28,057	7,228
Fund shares sold	6,893	1,704
Foreign taxes recoverable	—	—
From Adviser	74	44
Daily variation margin on futures contracts	—	—
Prepaid expenses	23	21
Unrealized appreciation on index swap contracts	—	—
Interest rate swap contracts, at market value*****	—	—
Credit default swap contracts, at market value****	—	—

Total Assets	4,263,043	1,585,638

Liabilities
Payables:
Due to Custodian	—	—
Investments purchased	33,937	7,951
Fund shares redeemed	2,393	1,211
Accrued fees to affiliates	3,545	1,390
Other accrued expenses	132	87
Dividends for securities sold short	—	—
Daily variation margin on futures contracts	279	294
Deferred tax liability	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Options written, at market value**	—	—
Securities sold short, at market value ******	—	—
Payable upon return of securities loaned	441,853	386,299
Unrealized depreciation on index swap contracts	—	—
Interest rate swap contracts, at market value*****	—	—
Credit default swaps, at market value****	—	—

Total Liabilities	482,139	397,232

Net Assets	$3,780,904	$1,188,406

Quantitative Equity Fund	International Securities Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund
$3,619,870	$3,485,826	$888,971	$1,487,711	$1,185,919

4,185,373	4,177,095	1,223,505	2,306,508	1,179,774
—	—	612	—	—
—	6,987	—	—	—
—	17,500	5,092	—	666
—	6,870	405	—	7
3,420	3,371	1,544	296	8,219
619	1,170	236	286	353
48,457	32,996	2,316	15,974	9,732
6,337	4,692	1,538	2,800	550
—	161	1	—	—
42	112	16	26	19
—	—	188	—	351

23	20	4	6	6
—	—	—	—	—
—	—	—	—	16
—	—	—	—	1

4,244,271	4,250,974	1,235,457	2,325,896	1,199,694

23	3,880	—	—	34
68,619	37,201	4,865	18,643	18,490
2,632	2,810	970	2,827	1,550
3,657	3,788	1,567	2,166	697
231	339	324	97	100
53	—	—	—	—
196	544	—	—	—
—	24	1,303	—	—
—	8,026	167	—	13
—	1,916	842	—	1,185
168,538	—	—	—	—
95,404	680,911	60,497	228,743	21,916
—	69	—	—	—
—	—	—	—	123
—	—	—	—	—

339,353	739,508	70,535	252,476	44,108

$3,904,918	$3,511,466	$1,164,922	$2,073,420	$1,155,586

Amounts in thousands	Diversified Equity Fund	Special Growth Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,111	$(1)
Accumulated net realized gain (loss)	122,160	143,974
Unrealized appreciation (depreciation) on:
Investments (International Securities Fund and Emerging Markets
Fund - net of deferred tax liability for foreign capital gains taxes)	525,844	144,474
Futures contracts	9,195	5,101
Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—
Shares of beneficial interest	772	214
Additional paid-in capital	3,121,822	894,644

Net Assets	$3,780,904	$1,188,406

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C*******	$47.30	$50.08
Class C - Net assets	$151,890,015	$67,164,276
Class C - Shares outstanding ($.01 par value)	3,211,244	1,341,134
Net asset value per share: Class E*******	$49.01	$53.90
Class E - Net assets	$69,010,781	$25,434,812
Class E - Shares outstanding ($.01 par value)	1,407,959	471,851
Net asset value per share: Class I*******	$—	$—
Class I - Net assets	$—	$—
Class I - Shares outstanding ($.01 par value)	—	—
Net asset value per share: Class S*******	$49.02	$56.07
Class S - Net assets	$3,560,003,161	$1,095,806,789
Class S - Shares outstanding ($.01 par value)	72,621,197	19,543,131
Amounts in thousands
* Foreign currency holdings - cost	$—	$—
** Premiums received on options written	$—	$—
*** Securities on loan included in investments	$428,978	$374,967
**** Credit default swap contracts - premiums paid (received)	$—	$—

***** Interest rate swap contracts - premiums paid (received)	$—	$—
****** Proceeds on securities sold short	$—	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

Quantitative Equity Fund	International Securities Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund
$1,537	$54,339	$(7,191)	$1,960	$4,238
171,712	289,628	157,008	166,739	(16,442)
565,503	691,245	333,231	818,797	(6,145)
4,708	3,945	778	—	(1,002)
—	(30)	(14)	—	(412)
—	—	—	—	1
—	(69)	—	—	—
—	—	—	—	283
(8,286)	—	—	—	—
—	(1,018)	268	—	—
931	444	532	361	618
3,168,813	2,472,982	680,310	1,085,563	1,174,447

$3,904,918	$3,511,466	$1,164,922	$2,073,420	$1,155,586

$40.71	$75.34	$21.17	$56.11	$18.66
$155,977,982	$156,760,230	$44,977,040	$110,287,180	$21,839,992
3,831,649	2,080,720	2,124,522	1,965,708	1,170,230
$41.86	$78.34	$21.89	$56.95	$18.73
$73,033,453	$73,044,086	$27,861,556	$59,768,271	$26,799,482
1,744,587	932,430	1,272,592	1,049,440	1,431,052
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
—	—	—	—	—
$41.99	$79.23	$21.91	$57.53	$18.70
$3,675,906,671	$3,281,661,445	$1,092,083,632	$1,903,364,431	$1,106,946,034
87,549,981	41,418,497	49,852,578	33,087,167	59,192,512
$—	$17,292	$5,088	$—	$659
$—	$1,886	$828	$—	$773
$96,067	$656,101	$58,893	$223,316	$21,445
$—	$—	$—	$—	$—
$—	$—	$—	$—	$(390)
$160,252	$—	$—	$—	$—

Amounts in thousands	Diversified Bond Fund	Multistrategy Bond Fund
Assets
Investments, at identified cost	$2,910,458	$3,132,429
Investments, at market***	2,916,732	3,149,435
Cash	6,257	6,242
Cash (Restricted)	—	104
Foreign currency holdings*	775	2,158
Unrealized appreciation on foreign currency exchange contracts	198	1,143
Receivables:
Dividends and interest	15,117	20,201
Dividends from affiliated money market funds	738	1,701
Investments sold	106,756	196,400
Fund shares sold	3,644	4,764
Foreign taxes recoverable	—	—
Miscellaneous receivables	—	—
From Adviser	75	124
Daily variation margin on futures contracts	966	3,131
Prepaid expenses	15	18
Unrealized appreciation on index swap contracts	—	101

Interest rate swap contracts, at market value*****	472	9,491
Credit default swap contracts, at market value****	1	258

Total Assets	3,051,746	3,395,271

Liabilities
Payables:
Due to Custodian	—	—
Investments purchased	461,264	460,087
Fund shares redeemed	1,700	1,922
Accrued fees to affiliates	1,326	2,051
Other accrued expenses	157	189
Dividends for securities sold short	—	—
Daily variation margin on futures contracts	18	263
Deferred tax liability	—	—
Unrealized depreciation on foreign currency exchange contracts	454	1,997
Options written, at market value**	266	2,680
Securities sold short, at market value ******	—	—
Payable upon return of securities loaned	445,812	308,645
Unrealized depreciation on index swap contracts	—	354
Interest rate swap contracts, at market value*****	918	5,170
Credit default swaps, at market value****	—	148

Total Liabilities	911,915	783,506

Net Assets	$2,139,831	$2,611,765

Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund
$293,249	$397,187	$233,744	$188,058	$399,495
297,016	514,716	274,876	209,892	469,470
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
4,048	348	62	58	304
19	75	75	28	104
2,994	3,394	676	1,196	3,474
879	571	514	720	649
—	—	—	—	—
—	—	—	176	8
4	6	71	13	—
—	—	25	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

304,960	519,110	276,299	212,083	474,009

—	—	—	53	—
6,626	2,929	1,540	1,443	4,439
76	447	349	322	1,012
149	408	250	174	419
47	50	43	42	54
—	—	—	—	—
—	—	88	—	13
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	25,436	61,449	31,309	45,953
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

6,898	29,270	63,719	33,343	51,890

$298,062	$489,840	$212,580	$178,740	$422,119

Amounts in thousands	Diversified Bond Fund	Multistrategy Bond Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$9,110	$10,284
Accumulated net realized gain (loss)	(24,479)	(19,068)
Unrealized appreciation (depreciation) on:
Investments (International Securities Fund and Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	6,274	17,006
Futures contracts	473	1,159
Options written	(58)	(685)
Credit default swaps	1	420
Index swap contracts	—	(253)
Interest rate swap contracts	(154)	1,851
Securities sold short	—	—
Foreign currency-related transactions	(248)	(896)
Shares of beneficial interest	915	2,521
Additional paid-in capital	2,147,997	2,599,426

Net Assets	$2,139,831	$2,611,765

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C*******	$23.90	$10.34
Class C - Net assets	$60,670,151	$83,362,624
Class C - Shares outstanding ($.01 par value)	2,538,693	8,062,553
Net asset value per share: Class E*******	$23.98	$10.35
Class E - Net assets	$55,948,726	$51,698,209
Class E - Shares outstanding ($.01 par value)	2,333,491	$4,994,461
Net asset value per share: Class I*******	$—	—
Class I - Net assets	$—	—
Class I - Shares outstanding ($.01 par value)	—	—
Net asset value per share: Class S*******	$23.36	10.36
Class S - Net assets	$2,023,211,833	$2,476,703,834
Class S - Shares outstanding ($.01 par value)	86,594,933	$239,039,361
Amounts in thousands
* Foreign currency holdings - cost	$773	$2,143
** Premiums received on options written	$208	$1,995
*** Securities on loan included in investments	$438,218	$303,522
**** Credit default swap contracts - premiums paid (received)	$—	$(310)
***** Interest rate swap contracts - premiums paid (received)	$(292)	$2,471
****** Proceeds on securities sold short	$—	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund
$950	$2,680	$1	$1	$69
(1,677)	(78,936)	1,616	(11,537)	15,749
3,767	117,529	41,132	21,834	69,975
—	756	1,196	424	906
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
138	243	151	214	333
294,884	447,568	168,484	167,804	335,087

$298,062	$489,840	$212,580	$178,740	$422,119

$21.63	$19.62	$13.22	$7.84	$12.44
$11,818,917	$19,111,766	$11,975,183	$9,763,685	$26,167,854

546,383	973,887	906,110	1,244,795	2,102,714
$21.70	$20.12	$13.93	$8.25	$12.66
$11,805,386	$12,725,619	$2,523,367	$6,590,057	$10,871,152
543,999	632,435	181,106	798,980	858,868
$—	$—	$—	$8.44	$12.69
$—	$—	$—	$90,953,635	$131,493,682
—	—	—	10,781,078	10,359,400
$21.67	$20.21	$14.13	$8.38	$12.67
$274,437,810	$458,002,510	$198,081,169	$71,432,767	$253,586,676
12,661,814	22,659,241	14,019,744	8,527,655	20,020,606
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$24,830	$59,466	$30,374	$44,732
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

Statement of Operations — For the Fiscal Year Ended October 31, 2006

Amounts in thousands	Diversified Equity Fund	Special Growth Fund
Investment Income
Dividends	$45,705	$9,355
Dividends from affiliated money market funds	9,117	3,102
Interest	506	158
Securities lending income	383	714
Less foreign taxes withheld	—	—

Total investment income	55,711	13,329

Expenses
Advisory fees	23,621	9,554
Administrative fees	1,631	530
Custodian fees	796	500
Distribution fees - Class C	1,062	480
Transfer agent fees	4,890	2,233
Transfer agent fees - Class C	—	—
Transfer agent fees - Class E	—	—
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	—	—
Professional fees	125	79
Registration fees	147	85
Shareholder servicing fees - Class C	354	160
Shareholder servicing fees - Class E	154	59
Trustees’ fees	76	25
Printing fees	146	57
Dividends from securities sold short	—	—
Interest expense from securities sold short	—	—
Miscellaneous	56	19

Expenses before reductions	33,058	13,781
Expense reductions	(87)	(52)

Net expenses	32,971	13,729

Net investment income (loss)	22,740	(400)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (International Securities Fund and Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	144,897	146,642
Futures contracts	4,918	1,548

Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Short sales	—	—
Foreign currency-related transactions	(1)	(1)

Net realized gain (loss)	149,814	148,189

Net change in unrealized appreciation (depreciation) on:
Securities Fund and Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	237,741	12,354
Futures contracts	12,434	6,587
Options written	—	—
Credit default swaps	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Foreign currency-related transactions	—	—

Net change in unrealized appreciation (depreciation)	250,175	18,941

Net realized and unrealized gain (loss)	399,989	167,130

Net Increase (Decrease) in Net Assets from Operations	$422,729	$166,730

Quantitative Equity Fund	International Securities Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund
$57,864	$83,512	$28,371	$42,134	$189
6,452	10,494	2,301	2,293	2,456
330	930	212	—	47,651
101	3,055	182	197	14
—	(5,838)	(2,641)	—	—

64,747	92,153	28,425	44,624	50,310

24,355	26,954	11,961	14,117	5,172
1,686	1,508	522	883	576
771	2,755	2,260	402	363
1,082	1,079	322	714	187
5,041	4,526	2,383	3,215	1,200
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
118	154	164	65	78
143	151	84	102	44
361	360	107	238	62
160	156	63	121	64
78	55	25	42	27
132	128	37	68	47
356	—	—	—	—
168	—	—	—	—
59	46	20	36	20

34,510	37,872	17,948	20,003	7,840
(52)	(121)	(33)	(32)	(56)

34,458	37,751	17,915	19,971	7,784

30,289	54,402	10,510	24,653	42,526

186,905	284,844	150,099	169,551	(4,680)
7,074	34,736	7,046	—	(2,060)
—	(1,397)	3,286	—	343
—	—	—	—	—
—	4,302	—	—	—
—	—	—	—	(780)
(3,969)	—	—	—	—
—	(5,029)	(177)	—	(29)

190,010	317,456	160,254	169,551	(7,206)

260,883	319,376	112,845	380,628	8,237
6,455	(426)	477	—	63
—	6	124	—	(469)
—	—	—	—	1
—	(567)	—	—	—
—	—	—	—	739
(8,286)	—	—	—	—
—	3,541	514	—	(20)

259,052	321,930	113,960	380,628	8,551

449,062	639,386	274,214	550,179	1,345

$479,351	$693,788	$284,724	$574,832	$43,871

Amounts in thousands	Diversified Bond Fund	Multistrategy Bond Fund
Investment Income
Dividends	$126	$384
Dividends from affiliated money market funds	7,746	15,218
Interest	87,784	101,059
Securities lending income	—	505
Less foreign taxes withheld	—	—

Total investment income	95,656	117,166

Expenses
Advisory fees	7,553	13,389
Administrative fees	944	1,117
Custodian fees	762	990
Distribution fees - Class C	417	574
Transfer agent fees	2,229	3,377
Transfer agent fees - Class C	—	—
Transfer agent fees - Class E	—	—
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	—	—
Professional fees	96	78
Registration fees	121	144
Shareholder servicing fees - Class C	139	191
Shareholder servicing fees - Class E	131	112
Trustees’ fees	44	52
Printing fees	76	90
Dividends from securities sold short	—	—
Interest expense from securities sold short	—	—
Miscellaneous	32	41

Expenses before reductions	12,544	20,155
Expense reductions	(139)	(614)

Net expenses	12,405	19,541

Net investment income (loss)	83,251	97,625

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (International Securities Fund and Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	(16,186)	(15,313)
Futures contracts	(4,573)	(2,338)
Options written	758	1,530
Credit default swaps	—	34
Index swap contracts	—	(142)
Interest rate swap contracts	(555)	(2,371)
Short sales	—	—
Foreign currency-related transactions	(406)	(2,895)

Net realized gain (loss)	(20,962)	(21,495)

Net change in unrealized appreciation (depreciation) on:
Investments (International Securities Fund and Emerging Markets Fund - net of deferred tax liability for foreign capital gains taxes)	25,548	27,189

Futures contracts	3,093	3,922
Options written	36	(749)
Credit default swaps	1	406
Index swap contracts	—	(193)
Interest rate swap contracts	286	2,772
Securities sold short	—	—
Foreign currency-related transactions	(41)	(719)

Net change in unrealized appreciation (depreciation)	28,923	32,628

Net realized and unrealized gain (loss)	7,961	11,133

Net Increase (Decrease) in Net Assets from Operations	$91,212	$108,758

Tax Exempt Bond Fund	Tax-Managed Large Cap Fund	Tax-Managed Mid & Small Cap Fund	Select Growth Fund	Select Value Fund
$—	$7,005	$1,466	$1,342	$7,328
208	972	591	480	922
11,231	62	36	44	46
—	25	160	43	57
—	—	—	—	—

11,439	8,064	2,253	1,909	8,353

814	3,165	1,906	1,495	2,675
136	226	97	93	191
139	190	161	170	212
83	135	81	70	181
271	440	336	—	—
—	—	—	24	62
—	—	—	8	17
—	—	—	123	118
—	—	—	132	556
50	48	49	47	46
72	47	48	64	73
28	45	27	23	60
25	26	5	13	24
6	11	5	5	10
13	20	10	10	15
—	—	—	—	—
—	—	—	—	—
7	9	6	18	10

1,644	4,362	2,731	2,295	4,250
(6)	(7)	(189)	(239)	(9)

1,638	4,355	2,542	2,056	4,241

9,801	3,709	(289)	(147)	4,112

(638)	19,829	11,289	6,679	28,103
—	414	395	75	1,054
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

(638)	20,243	11,684	6,754	29,157

3,055	26,493	13,341	3,029	29,741
—	949	1,600	506	1,259
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

3,055	27,442	14,941	3,535	31,000

2,417	47,685	26,625	10,289	60,157

$12,218	$51,394	$26,336	$10,142	$64,269

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

	Diversified Equity Fund		Special Growth Fund
Amounts in thousands	2006	2005	2006	2005
Increase (Decrease) in Net Assets Operations
Net investment income (loss)	22,740	17,486	(400)	(2,731)
Net realized gain (loss)	149,814	182,930	148,189	95,718
Net change in unrealized appreciation (depreciation)	250,175	75,393	18,941	4,456

Net increase (decrease) in net assets from operations	422,729	275,809	166,730	97,443

Distributions
From net investment income
Class C	(102)	(101)	—	—
Class E	(298)	(257)	—	—
Class I	—	—	—	—
Class S	(21,815)	(17,162)	(1)	(1)
From net realized gain
Class C	(3,691)	—	(5,980)	(6,286)
Class E	(1,492)	—	(2,068)	(4,121)
Class I	—	—	—	—
Class S	(71,829)	—	(82,803)	(86,902)

Net decrease in net assets from distributions	(99,227)	(17,520)	(90,852)	(97,310)

Share Transactions
Net increase (decrease) in net assets from share transactions	720,383	395,071	174,528	151,068

Total Net Increase (Decrease) in Net Assets	1,043,885	653,360	250,406	151,201
Net Assets
Beginning of period	2,737,019	2,083,659	938,000	786,799

End of period	$3,780,904	$2,737,019	$1,188,406	$938,000

Undistributed (overdistributed) net investment income included in net assets	$1,111	$587	$(1)	$(1)

Quantitative Equity Fund		International Securities Fund		Emerging Markets Fund		Real Estate Securities Fund		Short Duration Bond Fund
2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
30,289	22,664	54,402	29,580	$10,510	9,257	24,653	27,104	42,526	31,923
190,010	154,488	317,456	177,312	160,254	102,118	169,551	149,115	(7,206)	(8,752)
259,052	50,953	321,930	118,238	113,960	102,396	380,628	62,485	8,551	(17,447)

479,351	228,105	693,788	325,130	284,724	213,771	574,832	238,704	43,871	5,724

(120)	(209)	(516)	(820)	(580)	(83)	(699)	(700)	(655)	(523)
(436)	(360)	(539)	(605)	(442)	(194)	(630)	(596)	(882)	(558)
—	—	—	—	—	—	—	—	—	—
(28,910)	(22,089)	(29,811)	(29,701)	(20,081)	(9,858)	(24,741)	(25,047)	(40,141)	(29,494)
(5,834)	—	(4,377)	—	(887)	—	(8,834)	(5,310)	—	(24)
(2,398)	—	(1,760)	—	(487)	—	(4,267)	(2,607)	—	(16)
—	—	—	—	—	—	—	—	—	—
(115,840)	—	(80,360)	—	(20,087)	—	(150,805)	(98,198)	—	(767)

(153,538)	(22,658)	(117,363)	(31,126)	(42,564)	(10,135)	(189,976)	(132,458)	(41,678	(31,382)

746,425	423,493	467,484	380,785	75,860	59,004	132,283	187,997	(60,187)	42,298

1,072,238	628,940	1,043,909	674,789	318,020	262,640	517,139	294,243	(57,994)	16,640
2,832,680	2,203,740	2,467,557	1,792,768	846,902	584,262	1,556,281	1,262,038	1,213,580	1,196,940

$3,904,918	$2,832,680	$3,511,466	$2,467,557	$1,164,922	$846,902	$2,073,420	$1,556,281	$1,155,586	$1,213,580

$1,537	$714	$54,339	$17,725	$(7,191)	$4,215	$1,960	$1,374	$4,238	$3,335

	Diversified Bond Fund		Multistrategy Bond Fund
Amounts in thousands	2006	2005	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$83,251	$50,386	$97,625	$53,955
Net realized gain (loss)	(20,962)	(1,129)	(21,495)	7,154
Net change in unrealized appreciation (depreciation)	28,923	(42,853)	32,628	(42,091)

Net increase (decrease) in net assets from operations	91,212	6,404	108,758	19,018

Distributions
From net investment income
Class C	(1,783)	(1,088)	(2,433)	(1,363)
Class E	(2,059)	(1,375)	(1,753)	(1,025)
Class I	—	—	—	—
Class S	(76,351)	(45,399)	(87,675)	(48,760)
From net realized gain
Class C	—	(234)	(167)	(700)
Class E	—	(231)	(93)	(404)
Class I	—	—	—	—
Class S	—	(6,573)	(4,348)	(16,986)

Net decrease in net assets from distributions	(80,193)	(54,900)	(96,469)	(69,238)

Share Transactions
Net increase (decrease) in net assets from share transactions	455,513	399,525	720,214	559,768

Total Net Increase (Decrease) in Net Assets	466,532	351,029	732,503	509,548
Net Assets
Beginning of period	1,673,299	1,322,270	1,879,262	1,369,714

End of period	$2,139,831	$1,673,299	$2,611,765	$1,879,262

Undistributed (overdistributed) net investment income included in net assets	$9,110	$6,263	$10,284	$7,040

See accompanying notes which are an integral part of the financial statements

Statement of Changes in Net Assets

Tax Exempt Bond Fund		Tax-Managed Large Cap Fund		Tax-Managed Mid & Small Cap Fund		Select Growth Fund		Select Value Fund
2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
$9,801	$7,550	$3,709	$4,263	$(289)	$(171)	$(147)	$43	$4,112	$3,268
(638)	277	20,243	11,253	11,684	7,898	6,754	7,903	29,517	25,574
3,055	(6,794)	27,442	13,679	14,941	12,588	3,535	6,530	31,000	9,493

12,218	1,033	51,394	29,195	26,336	20,315	10,142	14,476	64,269	38,335

(285)	(248)	—	(14)	—	—	—	—	(49)	(18)
(324)	(221)	(51)	(55)	—	—	—	—	(88)	(72)
—	—	—	—	—	—	(44)	—	(1,579)	(1,393)
(8,921)	(6,802)	(3,088)	(3,707)	—	—	—	—	(2,401)	(1,866)
—	—	—	—	—	—	—	—	(1,230)	(14)
—	—	—	—	—	—	—	—	(494)	(8)
—	—	—	—	—	—	—	—	(7,528)	(83)
—	—	—	—	—	—	—	—	(11,306)	(145)

(9,530)	(7,271)	(3,139)	(3,776)	—	—	(44)	—	(24,675)	(3,599)

47,705	51,222	29,330	24,900	18,690	16,873	(13,198)	44,098	18,217	27,540

50,393	44,984	77,585	50,319	45,026	37,188	(3,100)	58,574	57,811	62,276
247,669	202,685	412,255	361,936	167,554	130,366	181,840	123,266	364,308	302,032

$298,062	$247,669	$489,840	$412,255	$212,580	$167,554	$178,740	$181,840	$422,119	$364,308

$950	$679	$2,680	$2,110	$1	$—	$1	$43	$69	$74

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Diversified Equity Fund
Class C
October 31, 2006	43.08	(.11)	5.60	5.49	(.03)	(1.24)	—
October 31, 2005	38.64	(.10)	4.58	4.48	(.04)	—	—
October 31, 2004	36.27	(.17)	2.54	2.37	—	—	—
October 31, 2003	30.52	(.13)	5.88	5.75	— (d)	—	—
October 31, 2002	35.83	(.18)	(5.13)	(5.31)	—	—	—

Class E
October 31, 2006	44.46	.23	5.79	6.02	(.23)	(1.24)	—
October 31, 2005	39.75	.23	4.70	4.93	(.22)	—	—
October 31, 2004	37.12	.12	2.61	2.73	(.10)	—	—
October 31, 2003	31.10	.12	6.00	6.12	(.10)	—	—
October 31, 2002	36.35	.08	(5.23)	(5.15)	(.09)	—	(.01)

Class S
October 31, 2006	44.45	.35	5.79	6.14	(.33)	(1.24)	—
October 31, 2005	39.74	.33	4.71	5.04	(.33)	—	—
October 31, 2004	37.13	.22	2.60	2.82	(.21)	—	—
October 31, 2003	31.09	.20	6.01	6.21	(.17)	—	—
October 31, 2002	36.35	.16	(5.23)	(5.07)	(.16)	—	(.03)

Special Growth Fund
Class C
October 31, 2006	47.85	(.47)	7.76	7.29	—	(5.06)	—
October 31, 2005	49.16	(.59)	5.78	5.19	—	(6.50)	—
October 31, 2004	46.99	(.56)	4.05	3.49	—	(1.32)	—
October 31, 2003	33.52	(.46)	13.93	13.47	—	—	—
October 31, 2002	37.42	(.45)	(3.45)	(3.90)	—	—	—

Class E
October 31, 2006	50.79	(.11)	8.28	8.17	—	(5.06)	—
October 31, 2005	51.47	(.26)	6.08	5.82	—	(6.50)	—
October 31, 2004	48.77	(.20)	4.22	4.02	—	(1.32)	—
October 31, 2003	34.53	(.18)	14.42	14.24	—	—	—
October 31, 2002	38.27	(.16)	(3.58)	(3.74)	—	—	—

Class S
October 31, 2006	52.52	.02	8.59	8.61	— (d)	(5.06)	—
October 31, 2005	52.89	(.12)	6.25	6.13	—	(6.50)	—
October 31, 2004	49.95	(.07)	4.33	4.26	—	(1.32)	—
October 31, 2003	35.28	(.08)	14.75	14.67	—	—	—
October 31, 2002	39.01	(.07)	(3.66)	(3.73)	—	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(1.27)	47.30	12.98	151,890	1.97	1.97	(.25)	96.67
(.04)	43.08	11.60	126,123	1.98	1.98	(.24)	110.70
—	38.64	6.53	94,663	2.00	2.00	(.45)	125.03
—	36.27	18.88	64,316	2.05	2.05	(.39)	109.50
—	30.52	(14.85)	33,858	2.03	2.03	(.51)	128.80

(1.47)	49.01	13.80	69,011	1.22	1.22	.50	96.67
(.22)	44.46	12.46	53,227	1.23	1.23	.53	110.70
(.10)	39.75	7.33	45,413	1.24	1.25	.30	125.03
(.10)	37.12	19.77	34,229	1.30	1.30	.36	109.50
(.10)	31.10	(14.22)	23,656	1.28	1.28	.21	128.80

(1.57)	49.02	14.12	3,560,003.97		.97	.75	96.67
(.33)	44.45	12.71	2,557,669.98		.98	.77	110.70
(.21)	39.74	7.61	1,943,583.99		1.00	.55	125.03
(.17)	37.13	20.09	1,445,118	1.04	1.04	.61	109.50
(.19)	31.09	(14.02)	972,139	1.03	1.03	.46	128.80

(5.06)	50.08	16.26	67,164	2.23	2.23	(.98)	154.79
(6.50)	47.85	10.82	56,084	2.28	2.29	(1.24)	153.63
(1.32)	49.16	7.54	46,919	2.29	2.29	(1.15)	124.97
—	46.99	40.19	36,364	2.36	2.36	(1.21)	127.15
—	33.52	(10.42)	18,583	2.31	2.31	(1.15)	125.06

(5.06)	53.90	17.12	25,435	1.48	1.48	(.22)	154.79
(6.50)	50.79	11.65	21,436	1.54	1.54	(.50)	153.63
(1.32)	51.47	8.37	32,028	1.54	1.54	(.39)	124.97
—	48.77	41.24	16,581	1.62	1.62	(.46)	127.15
—	34.53	(9.77)	11,731	1.56	1.56	(.40)	125.06

(5.06)	56.07	17.42	1,095,807	1.23	1.23	.03	154.79
(6.50)	52.52	11.95	860,480	1.27	1.29	(.23)	153.63
(1.32)	52.89	8.64	707,851	1.29	1.29	(.14)	124.97
—	49.95	41.61	631,246	1.35	1.35	(.19)	127.15
—	35.28	(9.56)	520,666	1.32	1.32	(.17)	125.06

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Quantitative Equity Fund
Class C
October 31, 2006	37.22	(.02)	5.20	5.18	(.03)	(1.66)	—
October 31, 2005	34.24	(.02)	3.07	3.05	(.07)	—	—
October 31, 2004	31.92	(.12)	2.44	2.32	—	—	—
October 31, 2003	26.53	(.09)	5.49	5.40	(.01)	—	—
October 31, 2002	31.88	(.15)	(5.20)	(5.35)	—	—	—

Class E
October 31, 2006	38.18	.27	5.34	5.61	(.27)	(1.66)	—
October 31, 2005	35.04	.26	3.14	3.40	(.26)	—	—
October 31, 2004	32.55	.14	2.49	2.63	(.14)	—	—
October 31, 2003	26.94	.12	5.60	5.72	(.11)	—	—
October 31, 2002	32.28	.07	(5.27)	(5.20)	(.13)	—	(.01)

Class S
October 31, 2006	38.28	.38	5.36	5.74	(.37)	(1.66)	—
October 31, 2005	35.13	.35	3.15	3.50	(.35)	—	—
October 31, 2004	32.64	.22	2.49	2.71	(.22)	—	—
October 31, 2003	27.01	.20	5.61	5.81	(.18)	—	—
October 31, 2002	32.36	.15	(5.28)	(5.13)	(.20)	—	(.02)

International Securities Fund
Class C
October 31, 2006	62.35	.61	14.89	15.50	(.26)	(2.25)	—
October 31, 2005	54.38	.25	8.24	8.49	(.52)	—	—
October 31, 2004	48.46	— (d)	6.65	6.65	(.73)	—	—
October 31, 2003	38.51	(.05)	10.21	10.16	(.21)	—	—
October 31, 2002	44.53	(.18)	(5.84)	(6.02)	—	—	—

Class E
October 31, 2006	64.66	1.17	15.45	16.62	(.69)	(2.25)	—
October 31, 2005	56.28	.69	8.55	9.24	(.86)	—	—
October 31, 2004	49.98	.39	6.87	7.26	(.96)	—	—
October 31, 2003	39.61	.28	10.50	10.78	(.41)	—	—
October 31, 2002	45.47	.13	(5.99)	(5.86)	—	—	—

Class S
October 31, 2006	65.35	1.35	15.61	16.96	(.83)	(2.25)	—
October 31, 2005	56.84	.88	8.62	9.50	(.99)	—	—
October 31, 2004	50.44	.53	6.92	7.45	(1.05)	—	—
October 31, 2003	39.98	.38	10.59	10.97	(.51)	—	—
October 31, 2002	45.78	.25	(6.05)	(5.80)	—	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)		% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(1.69)	40.71	14.34	155,978	1.98	(f)	1.98	(.05)	104.52
(.07)	37.22	8.92	128,236	1.98		1.98	(.07)	108.48
—	34.24	7.27	98,012	1.99		1.99	(.35)	91.31
(.01)	31.92	20.35	65,096	2.02		2.02	(.32)	108.71
—	26.53	(16.78)	34,113	2.02		2.02	(.49)	71.10

(1.93)	41.86	15.18	73,033	1.23	(g)	1.23	.70	104.52
(.26)	38.18	9.72	53,725	1.23		1.23	.70	108.48
(.14)	35.04	8.08	48,646	1.24		1.24	.40	91.31
(.11)	32.55	21.28	37,594	1.28		1.28	.43	108.71
(.14)	26.94	(16.16)	25,667	1.27		1.27	.24	71.10

(2.03)	41.99	15.49	3,675,907.98		(h)	.98	.95	104.52
(.35)	38.28	9.99	2,650,719.98			.98	.94	108.48
(.22)	35.13	8.32	2,057,082.99			.99	.65	91.31
(.18)	32.64	21.58	1,555,289	1.02		1.02	.69	108.71
(.22)	27.01	(15.94)	1,070,673	1.02		1.02	.48	71.10

(2.51)	75.34	25.54	156,760	2.21		2.21	.87	76.65
(.52)	62.35	15.72	118,556	2.24		2.25	.42	79.49
(.73)	54.38	13.83	80,622	2.29		2.29	—	76.01
(.21)	48.46	26.52	47,087	2.42		2.42	(.12)	69.11
—	38.51	(13.52)	21,860	2.46		2.46	(.42)	79.09

(2.94)	78.34	26.50	73,044	1.45		1.46	1.61	76.65
(.86)	64.66	16.56	49,490	1.49		1.50	1.12	79.49
(.96)	56.28	14.68	38,630	1.54		1.54	.72	76.01
(.41)	49.98	27.57	26,768	1.67		1.67	.67	69.11
—	39.61	(12.91)	16,796	1.72		1.72	.30	79.09

(3.08)	79.23	26.80	3,281,662	1.20		1.21	1.85	76.65
(.99)	65.35	16.88	2,299,511	1.23		1.25	1.41	79.49
(1.05)	56.84	14.98	1,673,516	1.29		1.29	.98	76.01
(.51)	50.44	27.81	1,247,393	1.42		1.42	.90	69.11
—	39.98	(12.67)	774,146	1.47		1.47	.55	79.09

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Emerging Markets Fund
Class C
October 31, 2006	16.73	.01		5.14	5.15	(.28)	(.43)	—
October 31, 2005	12.52	.04		4.22	4.26	(.05)	—	—
October 31, 2004	10.68	—	(d)	2.08	2.08	(.24)	—	—
October 31, 2003	7.22	.02		3.44	3.46	—	—	—
October 31, 2002	6.89	(.09)		.42	.33	—	—	—

Class E
October 31, 2006	17.25	.17		5.29	5.46	(.39)	(.43)	—
October 31, 2005	12.93	.16		4.34	4.50	(.18)	—	—
October 31, 2004	10.98	.09		2.15	2.24	(.29)	—	—
October 31, 2003	7.41	.09		3.49	3.58	(.01)	—	—
October 31, 2002	7.01	(.02)		.42	.40	—	—	—

Class S
October 31, 2006	17.25	.21		5.31	5.52	(.43)	(.43)	—
October 31, 2005	12.94	.20		4.34	4.54	(.23)	—	—
October 31, 2004	10.98	.12		2.15	2.27	(.31)	—	—
October 31, 2003	7.43	.11		3.48	3.59	(.04)	—	—
October 31, 2002	7.05	—	(d)	.40	.40	(.02)	—	—

Real Estate Securities Fund
Class C
October 31, 2006	46.08	.22		15.14	15.36	(.35)	(4.98)	—
October 31, 2005	43.10	.42		6.66	7.08	(.43)	(3.67)	—
October 31, 2004	33.94	.46		9.92	10.38	(1.21)	(.01)	—
October 31, 2003	26.52	1.11		7.53	8.64	(1.11)	(.11)	—
October 31, 2002	26.97	1.07		(.01)	1.06	(1.51)	—	—

Class E
October 31, 2006	46.62	.59		15.36	15.95	(.64)	(4.98)	—
October 31, 2005	43.55	.76		6.74	7.50	(.76)	(3.67)	—
October 31, 2004	34.24	.75		10.04	10.79	(1.47)	(.01)	—
October 31, 2003	26.72	1.34		7.60	8.94	(1.31)	(.11)	—
October 31, 2002	27.14	1.32		(.06)	1.26	(1.68)	—	—

Class S
October 31, 2006	47.03	.73		15.51	16.24	(.76)	(4.98)	—
October 31, 2005	43.90	.88		6.79	7.67	(.87)	(3.67)	—
October 31, 2004	34.51	.87		10.09	10.96	(1.56)	(.01)	—
October 31, 2003	26.89	1.42		7.67	9.09	(1.36)	(.11)	—
October 31, 2002	27.31	1.41		(.06)	1.35	(1.77)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.71)	21.17	31.63	44,977	2.68	2.68	.07	68.52
(.05)	16.73	33.98	33,961	2.74	2.76	.29	71.86
(.24)	12.52	20.04	20,467	2.83	2.87	.02	82.02
—	10.68	47.58	12,306	3.09	3.09	.19	95.13
—	7.22	4.94	5,194	3.12	3.12	(1.08)	90.21

(.82)	21.89	32.64	27,862	1.93	1.93	.83	68.52
(.18)	17.25	34.94	18,855	1.99	2.01	1.02	71.86
(.29)	12.93	20.88	14,169	2.07	2.12	.75	82.02
(.01)	10.98	48.39	9,598	2.36	2.37	1.02	95.13
—	7.41	5.71	6,478	2.38	2.38	(.29)	90.21

(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	68.52
(.23)	17.25	35.27	794,086	1.73	1.76	1.30	71.86
(.31)	12.94	21.22	549,626	1.83	1.87	1.00	82.02
(.04)	10.98	48.27	386,560	2.11	2.11	1.30	95.13
(.02)	7.43	5.91	263,563	2.14	2.14	(.02)	90.21

(5.33)	56.11	36.63	110,287	2.07	2.08	.45	48.64
(4.10)	46.08	17.22	81,876	2.10	2.10	.95	63.95
(1.22)	43.10	30.97	61,089	2.12	2.12	1.20	38.04
(1.22)	33.94	33.23	32,784	2.20	2.30	3.67	46.09
(1.51)	26.52	3.56	15,712	2.19	2.59	3.74	67.70

(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	48.64
(4.43)	46.62	18.09	40,296	1.35	1.35	1.71	63.95
(1.48)	43.55	32.00	29,436	1.37	1.37	1.95	38.04
(1.42)	34.24	34.21	16,651	1.43	1.62	4.46	46.09
(1.68)	26.72	4.27	10,661	1.46	1.82	4.54	67.70

(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	48.64
(4.54)	47.03	18.35	1,434,109	1.10	1.10	1.95	63.95
(1.57)	43.90	32.30	1,171,513	1.11	1.11	2.23	38.04
(1.47)	34.51	34.58	830,448	1.18	1.18	4.66	46.09
(1.77)	26.89	4.55	598,133	1.19	1.19	4.82	67.70

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Short Duration Bond Fund
Class C
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
October 31, 2005	19.04	.31	(.40)	(.09)	(.31)	(.01)	—
October 31, 2004	19.01	.19	(.01)	.18	(.15)	—	—
October 31, 2003	18.98	.31	.06	.37	(.34)	—	—
October 31, 2002	19.01	.56	.13	.69	(.72)	—	—

Class E
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
October 31, 2005	19.10	.46	(.41)	.05	(.44)	(.01)	—
October 31, 2004	19.08	.34	(.01)	.33	(.31)	—	—
October 31, 2003	19.04	.48	.03	.51	(.47)	—	—
October 31, 2002	19.02	.77	.06	.83	(.81)	—	—

Class S
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
October 31, 2005	19.07	.51	(.41)	.10	(.49)	(.01)	—
October 31, 2004	19.05	.38	(.01)	.37	(.35)	—	—
October 31, 2003	19.01	.52	.03	.55	(.51)	—	—
October 31, 2002	18.99	.80	.08	.88	(.86)	—	—

Diversified Bond Fund
Class C
October 31, 2006	23.80	.81	.05	.86	(.76)	—	—
October 31, 2005	24.54	.58	(.67)	(.09)	(.53)	(.12)	—
October 31, 2004	24.49	.41	.58	.99	(.41)	(.53)	—
October 31, 2003	24.68	.48	.38	.86	(.49)	(.56)	—
October 31, 2002	24.49	.74	.23	.97	(.78)	—	—

Class E
October 31, 2006	23.87	.99	.06	1.05	(.94)	—	—
October 31, 2005	24.62	.76	(.68)	.08	(.71)	(.12)	—
October 31, 2004	24.56	.60	.58	1.18	(.59)	(.53)	—
October 31, 2003	24.74	.67	.37	1.04	(.66)	(.56)	—
October 31, 2002	24.54	.92	.24	1.16	(.96)	—	—

Class S
October 31, 2006	23.28	1.03	.05	1.08	(1.00)	—	—
October 31, 2005	24.04	.80	(.67)	.13	(.77)	(.12)	—
October 31, 2004	24.00	.64	.58	1.22	(.65)	(.53)	—
October 31, 2003	24.21	.71	.36	1.07	(.72)	(.56)	—
October 31, 2002	24.03	.97	.23	1.20	(1.02)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	111.57
(.32)	18.63	(.50)	30,290	1.65	1.66	1.65	202.53
(.15)	19.04	.97	38,427	1.63	1.66	1.00	131.57
(.34)	19.01	1.97	41,644	1.56	1.72	1.63	187.92
(.72)	18.98	3.73	16,294	1.52	1.70	3.08	163.86

(.65)	18.73	3.69	26,800.90		.91	3.49	111.57
(.45)	18.70	.25	24,851.90		.91	2.43	202.53
(.31)	19.10	1.74	23,181.88		.91	1.76	131.57
(.47)	19.08	2.70	20,274.80		.97	2.52	187.92
(.81)	19.04	4.53	17,516.77		.96	4.04	163.86

(.69)	18.70	3.95	1,106,946.65		.65	3.73	111.57
(.50)	18.67	.51	1,158,439.65		.66	2.67	202.53
(.35)	19.07	1.98	1,135,332.63		.66	2.01	131.57
(.51)	19.05	2.95	958,064.56		.72	2.70	187.92
(.86)	19.01	4.81	599,795.52		.71	4.26	163.86

(.76)	23.90	3.72	60,670	1.62	1.63	3.43	105.80
(.65)	23.80	(.39)	53,204	1.65	1.66	2.38	225.67
(.94)	24.54	4.16	45,970	1.66	1.66	1.71	140.92
(1.05)	24.49	3.58	36,159	1.69	1.70	1.94	147.44
(.78)	24.68	4.11	26,915	1.66	1.66	3.09	156.21

(.94)	23.98	4.52	55,949.87		.88	4.19	105.80
(.83)	23.87	.32	49,514.90		.91	3.12	225.67
(1.12)	24.62	4.97	43,724.91		.91	2.46	140.92
(1.22)	24.56	4.36	34,339.94		.94	2.70	147.44
(.96)	24.74	4.90	26,985.91		.91	3.85	156.21

(1.00)	23.36	4.77	2,023,212.62		.63	4.45	105.80
(.89)	23.28	.54	1,570,581.65		.66	3.38	225.67
(1.18)	24.04	5.22	1,232,576.66		.66	2.71	140.92
(1.28)	24.00	4.63	977,601.69		.69	2.95	147.44
(1.02)	24.21	5.18	783,332.66		.66	4.11	156.21

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multistrategy Bond Fund
Class C
October 31, 2006	10.31	.35	.03	.38	(.33)	(.02)	—
October 31, 2005	10.63	.24	(.20)	.04	(.23)	(.13)	—
October 31, 2004	10.54	.17	.31	.48	(.24)	(.15)	—
October 31, 2003	10.03	.23	.50	.73	(.22)	—	—
October 31, 2002	10.20	.30	(.04)	.26	(.43)	—	—

Class E
October 31, 2006	10.32	.43	.03	.46	(.41)	(.02)	—
October 31, 2005	10.64	.32	(.20)	.12	(.31)	(.13)	—
October 31, 2004	10.55	.24	.32	.56	(.32)	(.15)	—
October 31, 2003	10.03	.31	.50	.81	(.29)	—	—
October 31, 2002	10.21	.38	(.06)	.32	(.50)	—	—

Class S
October 31, 2006	10.33	.45	.03	.48	(.43)	(.02)	—
October 31, 2005	10.65	.35	(.21)	.14	(.33)	(.13)	—
October 31, 2004	10.56	.27	.31	.58	(.34)	(.15)	—
October 31, 2003	10.04	.34	.50	.84	(.32)	—	—
October 31, 2002	10.22	.40	(.05)	.35	(.53)	—	—

Tax Exempt Bond Fund
Class C
October 31, 2006	21.45	.57	.17	.74	(.56)	—	—
October 31, 2005	22.03	.51	(.61)	(.10)	(.48)	—	—
October 31, 2004	21.99	.53	.04	.57	(.53)	—	—
October 31, 2003	21.94	.58	.07	.65	(.60)	—	—
October 31, 2002	21.76	.60	.22	.82	(.64)	—	—

Class E
October 31, 2006	21.52	.73	.17	.90	(.72)	—	—
October 31, 2005	22.10	.67	(.60)	.07	(.65)	—	—
October 31, 2004	22.06	.69	.04	.73	(.69)	—	—
October 31, 2003	21.99	.75	.06	.81	(.74)	—	—
October 31, 2002	21.81	.78	.18	.96	(.78)	—	—

Class S
October 31, 2006	21.49	.79	.16	.95	(.77)	—	—
October 31, 2005	22.07	.72	(.60)	.12	(.70)	—	—
October 31, 2004	22.03	.75	.03	.78	(.74)	—	—
October 31, 2003	21.96	.80	.07	.87	(.80)	—	—
October 31, 2002	21.79	.83	.18	1.01	(.84)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.35)	10.34	3.80	83,363	1.84	1.86	3.39	261.90
(.36)	10.31	.35	69,427	1.87	1.87	2.31	196.81
(.39)	10.63	4.66	53,573	1.89	1.89	1.58	221.31
(.22)	10.54	7.37	36,397	1.94	1.95	2.22	281.71
(.43)	10.03	2.71	24,569	1.85	1.85	3.08	252.09

(.43)	10.35	4.57	51,698	1.09	1.11	4.16	261.90
(.44)	10.32	1.10	38,311	1.12	1.12	3.06	196.81
(.47)	10.64	5.43	31,621	1.14	1.14	2.32	221.31
(.29)	10.55	8.23	20,975	1.18	1.19	3.01	281.71
(.50)	10.03	3.36	14,017	1.17	1.17	3.80	252.09

(.45)	10.36	4.82	2,476,704.84		.86	4.41	261.90
(.46)	10.33	1.35	1,771,524.87		.87	3.32	196.81
(.49)	10.65	5.68	1,284,520.89		.89	2.58	221.31
(.32)	10.56	8.49	886,596.94		.94	3.22	281.71
(.53)	10.04	3.72	595,577.92		.92	4.06	252.09

(.56)	21.63	3.50	11,819	1.56	1.56	2.66	63.34
(.48)	21.45	(.46)	10,493	1.53	1.53	2.31	43.13
(.53)	22.03	2.62	10,611	1.53	1.53	2.39	36.68
(.60)	21.99	2.98	8,701	1.56	1.56	2.62	37.46
(.64)	21.94	3.84	7,179	1.56	1.56	2.82	39.83

(.72)	21.70	4.26	11,805.80		.81	3.41	63.34
(.65)	21.52	.31	8,572.78		.78	3.07	43.13
(.69)	22.10	3.38	6,488.78		.78	3.14	36.68
(.74)	22.06	3.75	5,849.81		.81	3.37	37.46
(.78)	21.99	4.54	5,051.83		.83	3.57	39.83

(.77)	21.67	4.53	274,438.55		.56	3.66	63.34
(.70)	21.49	.55	228,604.53		.53	3.31	43.13
(.74)	22.07	3.64	185,587.53		.53	3.39	36.68
(.80)	22.03	4.01	144,402.56		.56	3.62	37.46
(.84)	21.96	4.77	148,675.57		.57	3.84	39.83

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Managed Large Cap Fund
Class C
October 31, 2006	17.68	(.02)	1.96	1.94	—	—	—
October 31, 2005	16.55	.01	1.14	1.15	(.02)	—	—
October 31, 2004	15.02	(.06)	1.59	1.53	—	—	—
October 31, 2003	12.61	(.04)	2.45	2.41	—	—	—
October 31, 2002	15.60	(.06)	(2.93)	(2.99)	—	—	—

Class E
October 31, 2006	18.09	.11	2.02	2.13	(.10)	—	—
October 31, 2005	16.93	.15	1.15	1.30	(.14)	—	—
October 31, 2004	15.30	.06	1.63	1.69	(.06)	—	—
October 31, 2003	12.83	.06	2.50	2.56	(.09)	—	—
October 31, 2002	15.78	.05	(2.95)	(2.90)	(.05)	—	—

Class S
October 31, 2006	18.16	.17	2.02	2.19	(.14)	—	—
October 31, 2005	16.99	.20	1.15	1.35	(.18)	—	—
October 31, 2004	15.34	.10	1.63	1.73	(.08)	—	—
October 31, 2003	12.87	.10	2.48	2.58	(.11)	—	—
October 31, 2002	15.81	.09	(2.95)	(2.86)	(.08)	—	—

Tax-Managed Mid & Small Cap Fund
Class C
October 31, 2006	11.59	(.14)	1.77	1.63	—	—	—
October 31, 2005	10.17	(.12)	1.54	1.42	—	—	—
October 31, 2004	9.33	(.13)	.97	.84	—	—	—
October 31, 2003	7.12	(.08)	2.29	2.21	—	—	—
October 31, 2002	7.88	(.09)	(.67)	(.76)	—	—	—

Class E
October 31, 2006	12.13	(.05)	1.85	1.80	—	—	—
October 31, 2005	10.56	(.04)	1.61	1.57	—	—	—
October 31, 2004	9.62	(.06)	1.00	.94	—	—	—
October 31, 2003	7.28	(.02)	2.36	2.34	—	—	—
October 31, 2002	8.00	(.03)	(.69)	(.72)	—	—	—

Class S
October 31, 2006	12.27	(.01)	1.87	1.86	—	—	—
October 31, 2005	10.65	(.01)	1.63	1.62	—	—	—
October 31, 2004	9.68	(.03)	1.00	.97	—	—	—
October 31, 2003	7.31	— (d)	2.37	2.37	—	—	—
October 31, 2002	8.02	(.01)	(.69)	(.70)	(.01)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
—	19.62	10.97	19,112	1.92	1.92	(.13)	60.63
(.02)	17.68	6.94	16,955	1.91	1.91	.08	42.92
—	16.55	10.19	13,304	1.92	1.92	(.38)	32.15
—	15.02	19.11	10,022	1.94	1.94	(.30)	127.47
—	12.61	(19.17)	7,740	1.91	1.91	(.40)	65.39

(.10)	20.12	11.82	12,726	1.17	1.17	.60	60.63
(.14)	18.09	7.72	8,695	1.16	1.16	.84	42.92
(.06)	16.93	11.05	5,991	1.17	1.17	.37	32.15
(.09)	15.30	20.04	4,743	1.19	1.19	.46	127.47
(.05)	12.83	(18.47)	2,618	1.16	1.16	.36	65.39

(.14)	20.21	12.12	458,002.92		.92	.87	60.63
(.18)	18.16	7.98	386,605.90		.91	1.12	42.92
(.08)	16.99	11.33	342,640.92		.92	.62	32.15
(.11)	15.34	20.24	307,458.94		.94	.71	127.47
(.08)	12.87	(18.21)	345,335.91		.91	.58	65.39

—	13.22	14.06	11,975	2.25	2.35	(1.09)	54.34
—	11.59	13.96	9,295	2.24	2.37	(1.06)	57.90
—	10.17	9.00	6,041	2.25	2.34	(1.33)	203.33
—	9.33	31.04	5,025	2.25	2.49	(1.06)	81.91
—	7.12	(9.65)	3,450	2.25	2.53	(1.12)	89.13

—	13.93	14.84	2,523	1.50	1.60	(.34)	54.34
—	12.13	14.87	1,663	1.48	1.62	(.32)	57.90
—	10.56	9.77	1,279	1.50	1.59	(.58)	203.33
—	9.62	32.14	850	1.50	1.74	(.31)	81.91
—	7.28	(9.00)	885	1.50	1.78	(.37)	89.13

—	14.13	15.16	198,081	1.25	1.35	(.09)	54.34
—	12.27	15.21	156,596	1.22	1.38	(.06)	57.90
—	10.65	10.02	123,045	1.25	1.34	(.32)	203.33
—	9.68	32.42	106,738	1.25	1.49	(.06)	81.91
(.01)	7.31	(8.77)	82,523	1.25	1.53	(.13)	89.13

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain	$ Return of Capital
Select Growth Fund
Class C
October 31, 2006	7.45	(.09)	.48	.39	—		—	—
October 31, 2005	6.85	(.08)	.68	.60	—		—	—
October 31, 2004	6.85	(.11)	.11	—	—		—	—
October 31, 2003	5.23	(.09)	1.71	1.62	—		—	—
October 31, 2002	6.65	(.10)	(1.32)	(1.42)	—		—	—

Class E
October 31, 2006	7.76	(.03)	.52	.49	—		—	—
October 31, 2005	7.08	(.01)	.69	.68	—		—	—
October 31, 2004	7.03	(.05)	.10	.05	—		—	—
October 31, 2003	5.31	(.04)	1.76	1.72	—		—	—
October 31, 2002	6.68	(.04)	(1.33)	(1.37)	—		—	—

Class I
October 31, 2006	7.91	.01	.52	.53	—	(d)	—	—
October 31, 2005	7.19	.01	.71	.72	—		—	—
October 31, 2004	7.10	(.02)	.11	.09	—		—	—
October 31, 2003	5.35	(.02)	1.77	1.75	—		—	—
October 31, 2002	6.71	(.02)	(1.34)	(1.36)	—		—	—

Class S
October 31, 2006	7.87	(.01)	.52	.51	—		—	—
October 31, 2005	7.15	— (d)	.72	.72	—		—	—
October 31, 2004	7.08	(.03)	.10	.07	—		—	—
October 31, 2003	5.34	(.02)	1.76	1.74	—		—	—
October 31, 2002	6.71	(.02)	(1.35)	(1.37)	—		—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
—	7.84	5.23	9.764	2.22	2.27	(1.20)	148.35
—	7.45	8.76	8,149	2.23	2.32	(1.15)	127.68
—	6.85	(.15)	5,942	2.25	2.50	(1.53)	134.00
—	6.85	31.17	3,265	2.20	2.74	(1.57)	149.76
—	5.23	(21.35)	1,341	2.11	2.82	(1.53)	212.37

—	8.25	6.31	6.590	1.36	1.42	(.34)	148.35
—	7.76	9.60	4,255	1.28	1.40	(.15)	127.68
—	7.08	.71	5,749	1.36	1.54	(.65)	134.00
—	7.03	32.39	4,865	1.26	1.79	(.62)	149.76
—	5.31	(20.51)	2,814	1.16	1.87	(.58)	212.37

—	8.44	6.75	90,953.95		1.13	.07	148.35
—	7.91	10.17	112,112.92		1.08	.12	127.68
—	7.19	1.13	60,006.95		1.20	(.23)	134.00
—	7.10	32.71	32,003.93		1.58	(.31)	149.76

—	5.35	(20.27)	18,150.89		1.65	(.31)	212.37

—	8.38	6.48	71,433	1.15	1.21	(.13)	148.35
—	7.87	10.07	57,324	1.06	1.18	.04	127.68
—	7.15	.99	51,569	1.09	1.27	(.38)	134.00
—	7.08	32.58	42,421	1.03	1.56	(.40)	149.76
—	5.34	(20.42)	24,389.97		1.68	(.39)	212.37

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Select Value Fund
Class C
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
October 31, 2005	10.15	(.02)	1.16	1.14	(.01)	(.01)	—
October 31, 2004	8.97	(.03)	1.22	1.19	(.01)	—	—
October 31, 2003	7.41	(.01)	1.58	1.57	(.01)	—	—
October 31, 2002	8.51	(.02)	(1.07)	(1.09)	(.01)	—	—

Class E
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
October 31, 2005	10.28	.09	1.16	1.25	(.09)	(.01)	—
October 31, 2004	9.05	.05	1.23	1.28	(.05)	—	—
October 31, 2003	7.46	.06	1.58	1.64	(.05)	—	—
October 31, 2002	8.53	.06	(1.07)	(1.01)	(.06)	—	—

Class I
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
October 31, 2005	10.30	.13	1.17	1.30	(.13)	(.01)	—
October 31, 2004	9.07	.10	1.22	1.32	(.09)	—	—
October 31, 2003	7.46	.08	1.61	1.69	(.08)	—	—
October 31, 2002	8.54	.08	(1.07)	(.99)	(.09)	—	—

Class S
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—
October 31, 2005	10.29	.11	1.16	1.27	(.11)	(.01)	—
October 31, 2004	9.05	.08	1.24	1.32	(.08)	—	—
October 31, 2003	7.45	.07	1.60	1.67	(.07)	—	—
October 31, 2002	8.53	.07	(1.07)	(1.00)	(.08)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.67)	12.44	17.01	26,168	2.11	2.11	.08	86.60
(.02)	11.27	11.23	21,228	2.18	2.20	(.18)	84.74
(.01)	10.15	13.24	16,834	2.25	2.32	(.31)	96.07
(.01)	8.97	21.19	9,972	2.15	2.42	(.12)	105.71
(.01)	7.41	(12.82)	2,061	2.00	2.40	(.27)	92.95

(.75)	12.66	18.15	10,871	1.27	1.27	.91	86.60
(.10)	11.43	12.14	8,770	1.25	1.30	.78	84.74
(.05)	10.28	14.31	9,167	1.39	1.39	.55	96.07
(.05)	9.05	22.01	7,778	1.21	1.48	.77	105.71
(.06)	7.46	(11.86)	3,314	1.04	1.43	.70	92.95

(.79)	12.69	18.47	131,494.94		.94	1.26	86.60
(.14)	11.46	12.63	135,759.86		.91	1.14	84.74
(.09)	10.30	14.77	102,397.95		.95	1.00	96.07
(.08)	9.07	22.60	74,600.90		1.23	1.12	105.71
(.09)	7.46	(11.72)	35,169.79		1.22	.95	92.95

(.77)	12.67	18.32	253,586	1.09	1.10	1.09	86.60
(.12)	11.44	12.36	198,551	1.07	1.10	.95	84.74
(.08)	10.29	14.61	173,635	1.10	1.10	.84	96.07
(.07)	9.05	22.53	128,383	1.01	1.28	1.03	105.71
(.08)	7.45	(11.78)	31,806.87		1.27	.86	92.95

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Notes to Financial Highlights — October 31, 2006

(a)	Average month-end shares outstanding were used for this calculation.

(b)	Periods less than one year are not annualized.

(c)	The ratios for periods less than one year are annualized.

(d)	Less than $.01 per share.

(e)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds, custodycredit arrangements.

(f)	The annualized net expense ratio is 1.97% not including the dividends from securities sold short as contractually agreed by the Adviser.

(g)	The annualized net expense ratio is 1.22% not including the dividends from securities sold short as contractually agreed by the Adviser.

(h)	The annualized net expense ratio is .96% not including the dividends from securities sold short as contractually agreed by the Adviser.

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on fourteen of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company (“RIMCo”).

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RIMCo.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Monthly	Early in the following month	Tax-Exempt Bond,
Diversified Bond and
Multistrategy Bond Funds
Quarterly	April, July, October and December	Diversified Equity,
Quantitative Equity,
Real Estate Securities,
Short Duration Bond and
Select Value Funds
Annually	Mid-December	Special Growth,
International Securities,
Emerging Markets,
Tax-Managed Large Cap,
Tax-Managed Mid & Small Cap and
Select Growth Funds

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo” or “Adviser”). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Funds presented herein offer the following classes of shares: Class C, Class E, Class I and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The International Securities Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds.

Funds	Deferred Tax Liability	Capital Gains Taxes
International Securities	$23,923	$26,472
Emerging Markets	1,303,228	1,117,018

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The International Securities Fund may enter into forward foreign currency overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Emerging Markets, Short Duration Bond, Diversified Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2006 are presented on the Schedule of Investments for the applicable Funds.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Diversified Bond Fund and Multistrategy Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2006, there were no unfunded loan commitments in the Diversified Bond Fund or Multistrategy Bond Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2006, included in the Statement of Assets and Liabilities, the Multistrategy Bond Fund had cash collateral balances of $103,587 and the International Securities Fund had cash collateral balances of $6,986,823 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

The Short Duration Bond, Diversified Bond, Multistrategy Bond and International Securities Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Short Sales

The Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short.) As of October 31, 2006, $512,688,999 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund and International Securities Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

3.	Investment Transactions

Securities

During the period ended October 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Diversified Equity	$3,556,912,911	$2,939,121,967
Special Growth	1,591,757,939	1,542,213,248
Quantitative Equity	4,045,320,239	3,393,203,355
International Securities	2,507,466,030	2,120,432,348
Emerging Markets	708,055,661	669,426,536
Real Estate Securities	836,281,515	857,200,817
Short Duration Bond	559,999,439	621,526,376
Diversified Bond	$1,143,543,599	$758,632,425
Multistrategy Bond	3,446,180,376	2,720,576,030
Tax Exempt Bond	215,308,035	161,016,688
Tax-Managed Large Cap	287,193,291	260,192,247
Tax-Managed Mid & Small Cap	111,882,619	98,439,339
Select Growth	256,873,072	266,151,384
Select Value	313,994,264	312,353,848

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Short Duration Bond	$395,895,466	$434,294,615
Diversified Bond	1,203,283,305	1,147,454,473
Multistrategy Bond	2,328,960,837	2,258,515,336

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2006 for the following Funds were as follows:

	International Securities Fund		Emerging Markets Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2005	40	$173,744	286	$723,862
Opened	2,152	10,440,675	3,764	4,942,625
Closed	(1,757)	(8,610,763)	(3,424)	(4,838,058)
Expired	(19)	(117,016)	—	—

Outstanding October 31, 2006	416	$1,886,640	626	$828,429

	Short Duration Bond Fund		Diversified Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2005	160	$321,656	377	$169,060
Opened	267	795,465	2,650	973,613
Closed	(4)	(69,050)	(1,432)	(655,502)
Expired	(8)	(274,756)	(878)	(278,842)

Outstanding October 31, 2006	415	$773,315	717	$208,329

	Multistrategy Bond Fund
	Number of Contracts	Premiums Received
Outstanding October 31, 2005	535	$563,340
Opened	3,760	3,118,674
Closed	(1,664)	(998,144)
Expired	(1,462)	(688,571)

Outstanding October 31, 2006	1,169	$1,995,299

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent,

State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of October 31, 2006, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding
Special Growth	$12,324	Pool of US Government Securities
International Securities	7,365,019	Pool of US Government Securities
Quantitative Equity	3,822,796	Pool of US Government Securities

4.	Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Russell Investment Group (a subsidiary of The Northwestern Mutual Life Insurance Company). Russell Investment Group provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) and also may invest a portion of the collateral received from the Investment Company’s securities lending program, in the Investment Company’s Money Market and Tax Free Money Market Funds (two of the Funds of the Investment Company not presented herein). As of October 31, 2006, $1,550,881,737 of the Money Market Fund’s net assets and $5,514,848 of the Tax Free Money Market Fund’s net assets represents investments by the Funds presented herein and $487,373,370 of the Money Market Funds’ net assets represents the investments of other RIC Funds not presented herein.

Effective August 1, 2006, the funds adopted new rules under the Investment Company Act of 1940 that addresses the ability of an investment company (“fund”) to acquire shares of another fund. As of this date, the Adviser has agreed to rebate back to the Funds, the amount that was permitted to invest their cash reserves (cash awaiting investment and collateral received from the Securities Lending Program). The amounts for the period ended October 31, 2006 are as follows:

Funds	Amount
Diversified Equity	$74,342
Special Growth	43,857
Quantitative Equity	42,153
International Securities	112,370
Emerging Markets	16,143
Real Estate Securities	26,316
Short Duration Bond	$19,010
Diversified Bond	$75,088
Multistrategy Bond	123,877
Tax Exempt Bond	3,701
Tax-Managed Large Cap	6,231
Tax-Managed Mid & Small Cap	9,607
Select Growth	3,933
Select Value	7,879

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below, are payable monthly and total $146,731,559 and $10,140,266 respectively, for the period ended October 31, 2006.

	Annual Rate
Funds	Adviser	Administrator
Special Growth	.90%	.05%
Emerging Markets	1.15	.05
Real Estate Securities	.80	.05
Short Duration Bond	.45	.05
Diversified Bond	.40	.05
Multistrategy Bond	.60	.05
Tax Exempt Bond	.30%	.05%
Tax-Managed Large Cap	.70	.05
Tax-Managed Mid & Small Cap	.98	.05
Select Growth	.80	.05
Select Value	.70	.05

For the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund, the advisory fee is based on the asset levels of the Funds. The advisory fee rates for these Funds are as follows:

	Diversified Equity Annual Rate		Quantitative Equity Annual Rate		International Securities Annual Rate
Average Daily Net Assets	Advisory	Administrator	Advisory	Administrator	Advisory	Administrator
First $2 Billion	.73%	.05%	.73%	.05%	.90%	.05%
Next $3 Billion	.72	.05	.72	.05	.89	.05
Over $5 Billion	.70	.05	.70	.05	.87	.05

For the Tax-Managed Mid & Small Cap Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses exceed 1.25% of the average daily net assets of that Fund on an annual basis. Fund-level expenses for the Tax- Managed Mid & Small Cap Fund do not include 12b-1 fees or shareholder servicing fees. The total amount of the waiver for the period ended October 31, 2006 was $178,899. There were no reimbursements for the period ended October 31, 2006.

For the Select Growth Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2006 was $234,128. There were no contractual reimbursements for the period ended October 31, 2006.

For the Select Value Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or reimbursements for the period ended October 31, 2006.

The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period ended October 31, 2006, the Fund’s custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

Funds	Amount Paid
Diversified Equity	$12,590
Special Growth	8,195
Quantitative Equity	9,855
International Securities	9,270
Emerging Markets	16,797
Real Estate Securities	5,727
Short Duration Bond	37,100
Diversified Bond	$63,482
Multistrategy Bond	127,578
Tax Exempt Bond	2,194
Tax-Managed Large Cap	750
Tax-Managed Mid & Small Cap	931
Select Growth	1,274
Select Value	913

Transfer agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $31,181,592.

Distributor and Shareholder Servicing

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

Brokerage Commissions

The Funds will effect transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through RIS based upon asset class, investment style and other factors. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

Effective January 1, 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

RIS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Amounts retained by RIS for the period ended October 31, 2006 were as follows:

Funds	Amount
Diversified Equity	$20,215
Special Growth	5,950
Quantitative Equity	2,017
International Securities	4,441
Emerging Markets	3,174
Real Estate Securities	$1,587
Tax-Managed Mid & Small Cap	377
Select Growth	944
Select Value	2,601

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

Accrued fees payable to affiliates as October 31, 2006 were as follows:

	Diversified Equity	Special Growth	Quantitative Equity	International Securities	Emerging Markets	Real Estate Securities	Short Duration Bond
Advisory fees	$2,322,907	$897,435	$2,396,733	$2,642,442	$1,106,525	$1,374,607	$433,288
Administration fees	158,230	49,858	163,225	146,212	48,111	85,913	48,143
Distribution fees	96,216	42,391	98,609	98,952	28,093	69,000	13,854
Shareholder servicing fees	46,545	19,414	48,125	48,055	15,071	34,998	10,198
Transfer agent fees	912,569	377,613	941,093	844,528	366,102	597,174	187,876
Trustee fees	8,873	2,992	9,150	8,192	2,959	4,774	3,443

	$3,545,340	$1,389,703	$3,656,935	$3,788,381	$1,566,861	$2,166,466	$696,802

	Diversified Bond	Multistrategy Bond	Tax Exempt Bond	Tax Managed Large Cap	Tax Managed Mid & Small Cap	Select Growth	Select Value
Advisory fees	$711,109	$1,227,367	$74,699	$288,583	$178,829	$118,708	$253,189
Administration fees	88,889	108,079	12,438	20,611	4,907	7,278	17,674
Distribution fees	37,917	52,629	7,217	11,817	7,451	6,181	16,753
Shareholder servicing fees	24,689	28,346	4,795	6,562	3,004	3,448	7,842
Transfer agent fees	458,237	628,376	48,630	79,248	55,721	37,674	122,534
Trustee fees	5,204	6,055	759	1,297	556	563	1,083

	$1,326,045	$2,050,852	$148,538	$408,118	$250,468	$173,852	$419,075

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds (“RIF”), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

At October 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds		10/31/07	10/31/08	10/31/09	10/31/10
Short Duration Bond		$—	$—	$—	$—
Diversified Bond		—	—	—	—
Multistrategy Bond		—	—	—	—
Tax Exempt Bond		—	682,095	—	—
Tax-Managed Large Cap		—	—	18,201,536	59,069,223
Select Growth		—	—	—	9,306,293
Select Value		3,596,153	451,724	2,362,680	362,611

Funds	10/31/11	10/31/12	10/31/13	10/31/14	Totals
Short Duration Bond	$—	$—	$10,268,501	$7,439,440	$17,707,941
Diversified Bond	—	—	4,923,732	16,820,169	21,743,901
Multistrategy Bond	—	—	—	14,540,672	14,540,672
Tax Exempt Bond	—	357,343	—	634,298	1,673,736
Tax-Managed Large Cap	—	—	—	—	77,270,759
Select Growth	263,497	—	—	—	9,569,790
Select Value	—	—	—	—	6,773,168

Select Value Fund had a capital loss carryforward of $6,773,168 that it acquired from the Equity Income Fund and Equity III Fund of which $3,596,153, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Diversified Equity	Special Growth	Quantitative Equity	International Securities
Cost of Investments	$3,739,824,866	$1,439,107,458	$3,644,549,674	$3,525,623,156

Unrealized Appreciation	$526,294,985	$160,525,610	$568,854,335	$676,073,215
Unrealized Depreciation	(41,738,133)	(23,814,359)	(28,030,623)	(24,600,899)

Net Unrealized Appreciation
(Depreciation)	$484,556,852	$136,711,251	$540,823,712	$651,472,316

Undistributed Ordinary Income	$37,328,185	$40,240,190	$35,049,374	$179,870,960
Undistributed Long-Term Capital
Gains (Capital Loss Carryforward)	$136,423,227	$116,594,140	$167,597,383	$202,324,959
Tax Composition of Distributions:
Ordinary Income	$22,214,600	$14,044,196	$29,466,585	$30,832,036
Long-Term Capital Gains	$77,012,537	$76,806,776	$124,071,970	$86,530,951

	Emerging Markets	Real Estate Securities	Short Duration Bond	Diversified Bond	Multistrategy Bond
Cost of Investments	$923,845,118	$1,489,793,978	$1,185,944,875	$2,912,743,378	$3,135,315,478

Unrealized Appreciation	$313,736,516	$817,208,344	$2,681,451	$12,555,862	$43,561,051
Unrealized Depreciation	(14,076,728)	(494,429)	(8,852,770)	(8,566,950)	(29,441,168)

Net Unrealized Appreciation
(Depreciation)	$299,659,788	$816,713,915	$(6,171,319)	$3,988,912	$14,119,883

Undistributed Ordinary Income	$63,170,225	$42,496,827	$4,129,419	$8,546,009	$11,162,195
Undistributed Long-Term Capital
Gains (Capital Loss Carryforward)	$121,612,014	$128,286,813	$(17,707,941)	$(21,743,901)	$(14,540,672)
Tax Composition of Distributions:
Ordinary Income	$21,103,981	$66,623,117	$41,678,386	$80,193,365	$94,147,747
Long-Term Capital Gains	$21,459,465	$123,352,626	$—	$—	$2,321,868

	Tax Exempt Bond	Tax-Managed Large Cap	Tax-Managed Mid & Small Cap	Select Growth	Select Value
Cost of investments	$293,253,353	$398,051,455	$234,009,433	$189,600,717	$401,096,721

Unrealized Appreciation	$4,636,421	$122,277,321	$46,342,549	$23,189,835	73,765,657
Unrealized Depreciation	(873,979)	(5,612,350)	(5,475,504)	(2,898,908)	(5,392,208)

Net Unrealized Appreciation
(Depreciation)	$3,762,442	$116,664,971	$40,867,045	$20,290,927	$68,373,449

Undistributed Ordinary Income	$949,126	$2,678,610	$—	$—	$4,542,778
Undistributed Long-Term Capital
Gains (Capital Loss Carryforward)	$(1,673,736)	$(77,270,759)	$3,077,295	$(9,569,790)	$20,555,040
Tax Composition of Distributions:
Ordinary Income	$9,530,948	$3,139,274	$—	$43,635	$10,510,791
Long-Term Capital Gains	$—	$—	$—	$—	$14,164,436

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

	Shares		Dollars
	2006	2005	2006	2005
Diversified Equity
Class C
Proceeds from shares sold	653	913	$29,359	$38,059
Proceeds from reinvestment of distributions	83	2	3,657	97
Payments for shares redeemed	(453)	(437)	(20,433)	(18,261)

Total net increase (decrease)	283	478	12,583	19,895

Class E
Proceeds from shares sold	403	342	18,678	14,843

Proceeds from reinvestment of distributions	39	6	1,788	257
Payments for shares redeemed	(232)	(294)	(10,766)	(12,728)

Total net increase (decrease)	210	54	9,700	2,372

Class S
Proceeds from shares sold	18,131	13,816	842,087	596,026
Proceeds from reinvestment of distributions	2,004	292	91,133	12,661
Payments for shares redeemed	(5,050)	(5,474)	(235,120)	(235,883)

Net increase (decrease)	15,085	8,634	698,100	372,804

Total increase (decrease)	15,578	9,166	$720,383	$395,071

	Shares		Dollars
	2006	2005	2006	2005
Special Growth
Class C
Proceeds from shares sold	270	316	$13,121	$15,054
Proceeds from reinvestment of distributions	127	130	5,785	6,105
Payments for shares redeemed	(228)	(228)	(11,060)	(10,882)

Net increase (decrease)	169	218	7,846	10,277

Class E
Proceeds from shares sold	121	208	6,297	10,673
Proceeds from reinvestment of distributions	42	83	2,068	4,119
Payments for shares redeemed	(114)	(491)	(5,898)	(25,280)

Net increase (decrease)	49	(200)	2,467	(10,488)

Class S
Proceeds from shares sold	4,747	4,539	253,937	232,791
Proceeds from reinvestment of distributions	1,570	1,596	79,639	81,481
Payments for shares redeemed	(3,158)	(3,134)	(169,361)	(162,993)

Net increase (decrease)	3,159	3,001	164,215	151,279

Total increase (decrease)	3,377	3,019	$174,528	$151,068

	Shares		Dollars
	2006	2005	2006	2005
Quantitative Equity
Class C
Proceeds from shares sold	773	1,084	$29,611	$39,574
Proceeds from reinvestment of distributions	154	5	5,745	199
Payments for shares redeemed	(540)	(506)	(20,768)	(18,512)

Net increase (decrease)	387	583	14,588	21,261

Class E
Proceeds from shares sold	450	330	17,705	12,388
Proceeds from reinvestment of distributions	73	10	2,821	359
Payments for shares redeemed	(186)	(321)	(7,324)	(12,054)

Net increase (decrease)	337	19	13,202	693

Class S
Proceeds from shares sold	20,967	17,055	827,015	640,244
Proceeds from reinvestment of distributions	3,628	424	139,968	16,035
Payments for shares redeemed	(6,291)	(6,785)	(248,348)	(254,740)

Net increase (decrease)	18,304	10,694	718,635	401,539

Total increase (decrease)	19,028	11,296	$746,425	$423,493

	Shares		Dollars
	2006	2005	2006	2005
International Securities
Class C
Proceeds from shares sold	432	656	$29,899	$38,805
Proceeds from reinvestment of distributions	73	14	4,728	784
Payments for shares redeemed	(326)	(251)	(22,969)	(14,956)

Net increase (decrease)	179	419	11,658	24,633

Class E
Proceeds from shares sold	288	229	20,770	14,246
Proceeds from reinvestment of distributions	34	10	2,297	605

Payments for shares redeemed	(155)	(160)	(11,177)	(9,930)

Net increase (decrease)	167	79	11,890	4,921

Class S
Proceeds from shares sold	9,112	8,450	662,381	520,578
Proceeds from reinvestment of distributions	1,599	478	107,525	28,531
Payments for shares redeemed	(4,482)	(3,183)	(325,970)	(197,878)

Net increase (decrease)	6,229	5,745	443,936	351,231

Total increase (decrease)	6,575	6,243	$467,484	$380,785

	Shares		Dollars
	2006	2005	2006	2005
Emerging Markets
Class C
Proceeds from shares sold	600	720	$11,923	$10,819
Proceeds from reinvestment of distributions	79	6	1,405	79
Payments for shares redeemed	(585)	(330)	(11,516)	(4,983)

Net increase (decrease)	94	396	1,812	5,915

Class E
Proceeds from shares sold	483	368	9,842	5,846
Proceeds from reinvestment of distributions	50	13	907	190
Payments for shares redeemed	(354)	(384)	(7,160)	(6,138)

Net increase (decrease)	179	(3)	3,589	(102)

Class S
Proceeds from shares sold	13,204	9,775	265,826	151,220
Proceeds from reinvestment of distributions	2,101	633	38,232	9,268
Payments for shares redeemed	(11,478)	(6,854)	(233,599)	(107,297)

Net increase (decrease)	3,827	3,554	70,459	53,191

Total increase (decrease)	4,100	3,947	$75,860	$59,004

	Shares		Dollars
	2006	2005	2006	2005
Real Estate Securities
Class C
Proceeds from shares sold	360	529	$17,358	$23,052
Proceeds from reinvestment of distributions	209	135	9,190	5,811
Payments for shares redeemed	(380)	(304)	(18,551)	(13,369)

Net increase (decrease)	189	360	7,997	15,494

Class E
Proceeds from shares sold	334	398	16,642	17,861
Proceeds from reinvestment of distributions	109	73	4,891	3,199
Payments for shares redeemed	(258)	(283)	(12,859)	(12,674)

Net increase (decrease)	185	188	8,674	8,386

Class S
Proceeds from shares sold	6,471	8,037	317,576	355,555
Proceeds from reinvestment of distributions	3,663	1,955	166,170	85,775
Payments for shares redeemed	(7,539)	(6,187)	(368,134)	(277,213)

Net increase (decrease)	2,595	3,805	115,612	164,117

Total increase (decrease)	2,969	4,353	$132,283	$187,997

	Shares		Dollars
	2006	2005	2006	2005
Short Duration Bond
Class C
Proceeds from shares sold	287	617	$5,330	$11,614
Proceeds from reinvestment of distributions	32	27	599	502
Payments for shares redeemed	(774)	(1,036)	(14,409)	(19,514)

Net increase (decrease)	(455)	(392)	(8,480)	(7,398)

Class E
Proceeds from shares sold	363	320	6,787	6,052
Proceeds from reinvestment of distributions	44	27	821	521
Payments for shares redeemed	(306)	(232)	(5,701)	(4,389)

Net increase (decrease)	101	115	1,907	2,184

Class S
Proceeds from shares sold	14,343	16,712	267,444	315,510
Proceeds from reinvestment of distributions	2,054	1,504	38,127	28,236
Payments for shares redeemed	(19,246)	(15,698)	(359,185)	(296,234)

Net increase (decrease)	(2,849)	2,518	(53,614)	47,512

Total increase (decrease)	(3,203)	2,241	$(60,187)	$42,298

	Shares		Dollars
	2006	2005	2006	2005
Diversified Bond
Class C
Proceeds from shares sold	756	735	$17,854	$17,801
Proceeds from reinvestment of distributions	71	52	1,674	1,257
Payments for shares redeemed	(524)	(424)	(12,366)	(10,266)

Net increase (decrease)	303	363	7,162	8,792

Class E
Proceeds from shares sold	633	713	14,980	17,317
Proceeds from reinvestment of distributions	87	66	2,051	1,598
Payments for shares redeemed	(460)	(481)	(10,929)	(11,706)

Net increase (decrease)	260	298	6,102	7,209

Class S
Proceeds from shares sold	23,509	20,002	543,516	474,388
Proceeds from reinvestment of distributions	3,175	1,927	73,071	45,639
Payments for shares redeemed	(7,541)	(5,758)	(174,338)	(136,503)

Net increase (decrease)	19,143	16,171	442,249	383,524

Total increase (decrease)	19,706	16,832	$455,513	$399,525

	Shares		Dollars
	2006	2005	2006	2005
Multistrategy Bond
Class C
Proceeds from shares sold	2,562	2,641	$26,226	$27,699
Proceeds from reinvestment of distributions	244	191	2,488	1,997
Payments for shares redeemed	(1,475)	(1,140)	(15,077)	(11,937)

Net increase (decrease)	1,331	1,692	13,637	17,759

Class E
Proceeds from shares sold	1,533	1,080	15,701	11,328
Proceeds from reinvestment of distributions	181	136	1,843	1,427
Payments for shares redeemed	(430)	(477)	(4,406)	(4,997)

Net increase (decrease)	1,284	739	13,138	7,758

Class S
Proceeds from shares sold	75,561	57,162	775,132	600,754
Proceeds from reinvestment of distributions	8,695	5,721	88,843	59,962
Payments for shares redeemed	(16,654)	(12,051)	(170,536)	(126,465)

Net increase (decrease)	67,602	50,832	693,439	534,251

Total increase (decrease)	70,217	53,263	$720,214	$559,768

	Shares		Dollars
	2006	2005	2006	2005
Tax Exempt Bond
Class C
Proceeds from shares sold	126	173	$2,696	$3,770
Proceeds from reinvestment of distributions	11	8	225	188
Payments for shares redeemed	(79)	(174)	(1,694)	(3,785)

Net increase (decrease)	58	7	1,227	173

Class E
Proceeds from shares sold	187	161	4,006	3,512
Proceeds from reinvestment of distributions	15	10	324	220
Payments for shares redeemed	(56)	(66)	(1,203)	(1,446)

Net increase (decrease)	146	105	3,127	2,286

Class S
Proceeds from shares sold	5,079	4,673	108,842	101,967
Proceeds from reinvestment of distributions	360	254	7,703	5,537
Payments for shares redeemed	(3,416)	(2,697)	(73,194)	(58,741)

Net increase (decrease)	2,023	2,230	43,351	48,763

Total increase (decrease)	2,227	2,342	$47,705	$51,222

	Shares		Dollars
	2006	2005	2006	2005
Tax-Managed Large Cap
Class C
Proceeds from shares sold	201	393	$3,747	$6,872
Proceeds from reinvestment of distributions	—	1	—	14
Payments for shares redeemed	(186)	(239)	(3,441)	(4,179)

Net increase (decrease)	15	155	306	2,707

Class E
Proceeds from shares sold	192	186	3,652	3,292
Proceeds from reinvestment of distributions	3	3	51	55
Payments for shares redeemed	(43)	(62)	(823)	(1,104)

Net increase (decrease)	152	127	2,880	2,243

Class S
Proceeds from shares sold	4,237	4,824	80,602	86,084
Proceeds from reinvestment of distributions	152	193	2,903	3,437
Payments for shares redeemed	(3,016)	(3,897)	(57,361)	(69,571)

Net increase (decrease)	1,373	1,120	26,144	19,950

Total increase (decrease)	1,540	1,402	$29,330	$24,900

	Shares		Dollars
	2006	2005	2006	2005
Tax-Managed Mid & Small Cap
Class C
Proceeds from shares sold	233	394	$2,955	$4,384
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(129)	(186)	(1,624)	(2,063)

Net increase (decrease)	104	208	1,331	2,321

Class E
Proceeds from shares sold	58	62	772	711
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(14)	(46)	(191)	(541)

Net increase (decrease)	44	16	581	170

Class S
Proceeds from shares sold	3,087	3,311	41,391	38,832
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(1,828)	(2,100)	(24,613)	(24,450)

Net increase (decrease)	1,259	1,211	16,778	14,382

Total increase (decrease)	1,407	1,435	$18,690	$16,873

	Shares		Dollars
	2006	2005	2006	2005
Select Growth
Class C
Proceeds from shares sold	403	527	$3,166	$3,803
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(253)	(300)	(1,970)	(2,175)

Net increase (decrease)	150	227	1,196	1,628

Class E
Proceeds from shares sold	322	110	2,672	810
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(71)	(375)	(575)	(2,825)

Net increase (decrease)	251	(265)	2,097	(2,015)

Class I

Proceeds from shares sold	3,901	7,135	32,598	54,091
Proceeds from reinvestment of distributions	5	—	41	—
Payments for shares redeemed	(7,298)	(1,314)	(59,655)	(9,983)

Net increase (decrease)	(3,392)	5,821	(27,016)	44,108

Class S
Proceeds from shares sold	4,481	3,690	36,926	27,958
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(3,241)	(3,612)	(26,401)	(27,581)

Net increase (decrease)	1,240	78	10,525	377

Total increase (decrease)	(1,751)	5,861	$(13,198)	$44,098

	Shares		Dollars
	2006	2005	2006	2005
Select Value
Class C
Proceeds from shares sold	407	599	$4,719	$6,615
Proceeds from reinvestment of distributions	110	3	1,226	31
Payments for shares redeemed	(298)	(375)	(3,508)	(4,176)

Net increase (decrease)	219	227	2,437	2,470

Class E
Proceeds from shares sold	219	195	2,586	2,201
Proceeds from reinvestment of distributions	51	7	582	79
Payments for shares redeemed	(179)	(326)	(2,117)	(3,702)

Net increase (decrease)	91	(124)	1,051	(1,422)

Class I
Proceeds from shares sold	2,050	3,950	24,190	44,387
Proceeds from reinvestment of distributions	766	123	8,716	1,384
Payments for shares redeemed	(4,301)	(2,165)	(49,514)	(24,171)

Net increase (decrease)	(1,485)	1,908	(16,608)	21,600

Class S
Proceeds from shares sold	5,847	5,202	69,086	58,345
Proceeds from reinvestment of distributions	1,143	168	12,991	1,876
Payments for shares redeemed	(4,328)	(4,888)	(50,740)	(55,329)

Net increase (decrease)	2,662	482	31,337	4,892

Total increase (decrease)	1,487	2,493	$18,217	$27,540

7.	Line of Credit

The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of ..125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Investment Company’s Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

8.	Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

9. Record Ownership

As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

Fund	# of Shareholders	%
Diversified Equity	3	51.3
Special Growth	3	41.4
Quantitative Equity	3	49.9
International Securities	3	49.4
Emerging Markets	3	48.1
Real Estate Securities	2	31.2
Short Duration Bond	3	66.0
Diversified Bond	2	58.6
Multistrategy Bond	2	62.4
Tax Exempt Bond	2	58.9
Tax-Managed Large Cap	1	53.6
Tax-Managed Mid & Small Cap	1	60.4
Select Growth	1	34.3
Select Value	1	30.5

10. Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Emerging Markets Fund - 0.3%
Nova Tek OAO	07/21/05	54,900	22.13	1,215	3,184

					3,184

Short Duration Bond Fund - 1.1%
ASIF Global Financing	10/25/06	2,984,000	98.46	2,938	2,938
DG Funding Trust	11/04/03	219	10,537.12	2,308	2,331
Principal Life Global Funding I	10/25/06	1,250,000	97.62	1,220	1,219
SBI Heloc Trust	09/28/06	700,000	100.00	700	700
Unicredit Luxembourg Finance SA	10/17/06	3,900,000	100.00	3,900	3,899
VTB Capital SA	10/27/06	700,000	100.00	700	700
Wells Fargo Home Equity Trust	09/28/06	1,258,112	100.04	1,259	1,258

					13,045

Diversified Bond Fund - 0.8%
Aiful Corp.	08/04/05	300,000	99.75	299	292
DG Funding Trust	11/04/03	240	10,594.65	2,543	2,553
Glitnir Banki HF	06/12/06	570,000	99.96	570	588
GS Mortgage Securities Corp. II	07/28/06	3,779,982	100.00	3,780	3,780
ILFC E-Capital Trust II	09/12/06	50,000	99.45	50	51
Kaupthing Bank Hf	09/28/06	110,000	99.46	109	110
Kaupthing Bank Hf	05/12/06	1,730,000	99.49	1,721	1,843
Mastr Reperforming Loan Trust	03/09/05	823,336	102.31	842	825

Owens Corning, Inc.	10/26/06	1,080,000	99.73	1,077	1,098
Pemex Project Funding Master Trust	01/27/06	390,000	99.64	389	393
Rabobank Capital Funding II	05/23/05	30,000	101.80	31	29
Rabobank Capital Funding Trust	05/19/05	60,000	100.77	60	58
Resona Preferred Global Securities Cayman,Ltd.	07/20/05	375,000	100.88	378	393
SBI Heloc Trust	09/28/06	700,000	100.00	700	700
Shinsei Finance Cayman, Ltd.	02/16/06	660,000	99.85	659	664
Sigma Finance, Inc.	07/26/06	970,000	100.00	970	970
TNK-BP Finance SA	07/13/06	430,000	99.75	429	450
Unicredit Luxembourg Finance SA	10/17/06	4,100,000	100.00	4,100	4,099
VTB Capital SA	10/27/06	800,000	100.00	800	800
WEA Finance LLC/WCI Finance LLC	09/21/06	2,575,000	99.77	2,569	2,579
Wells Fargo Home Equity Trust	09/28/06	1,328,007	100.04	1,328	1,328

					23,603

Multistrategy Bond Fund—1.1%
BNP Paribas Capital Trust	10/24/00	2,600,000	112.22	2,918	2,930
Corp. Nacional del Cobre de Chile	10/19/06	100,000	99.30	99	102
DG Funding Trust	11/04/03	361	10,584.58	3,821	3,841
DNB Nor Bank ASA	10/05/06	6,300,000	100.00	6,300	6,297
Embraer Overseas, Ltd.	10/20/06	495,000	99.29	491	495
Glitnir Banki HF	06/12/06	965,000	100.00	965	996
Great West Life & Annuity Insurance Co.	09/29/06	660,000	103.80	685	695
GS Mortgage Securities Corp.	03/13/06	6,191,871	4.03	250	250
HBOS Treasury Services PLC	10/10/06	1,600,000	100.04	1,601	1,601
Host Hotels & Resorts, LP	10/27/06	465,000	99.25	461	467
Majapahit Holding BV	10/11/06	480,000	99.39	477	486
Mid-State Trust	10/27/06	1,670,000	100.00	1,670	1,670
Plains All American Pipeline, LP/PAA Finance Corp.	10/23/06	380,000	99.17	377	389
SB Treasury Co. LLC	02/06/98	2,028,000	106.82	2,166	2,150
Unicredit Luxembourg Finance SA	02/06/98	1,245,000	100.00	1,245	1,245
VTB Capital SA	10/27/06	4,685,000	100.00	4,685	4,685
Wells Fargo Home Equity Trust	09/28/06	1,887,168	100.04	1,888	1,887
West Corp.	10/16/06	1,375,000	99.90	1,374	1,372

					31,558

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

11.	Dividends

On November 1, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on November 6, 2006 to shareholders on record November 2, 2006.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Diversified Bond - Class C	$0.0735	$—	$—
Diversified Bond - Class E	0.0890	—	—
Diversified Bond - Class S	0.0945	—	—
Multistrategy Bond - Class C	0.0352	—	—
Multistrategy Bond - Class E	0.0421	—	—
Multistrategy Bond - Class S	0.0444	—	—
Tax Exempt Bond - Class C	0.0516	—	—
Tax Exempt Bond - Class E	0.0657	—	—
Tax Exempt Bond - Class S	0.0703	—	—

On December 1, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income payable on December 6, 2006 to shareholders on record December 4, 2006.

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Diversified Bond - Class C	$0.0646	$—	$—
Diversified Bond - Class E	0.0787	—	—
Diversified Bond - Class S	0.0834	—	—
Multistrategy Bond - Class C	0.0265	—	—
Multistrategy Bond - Class E	0.0326	—	—
Multistrategy Bond - Class S	0.0346	—	—
Tax Exempt Bond - Class C	0.0467	—	—
Tax Exempt Bond - Class E	0.0595	—	—
Tax Exempt Bond - Class S	0.0637	—	—

On December 12, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 15, 2006 to shareholders on record December 13, 2006

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Diversified Equity - Class C	$0.0368	$0.4638	$1.7347
Diversified Equity - Class E	0.1265	0.4638	1.7347
Diversified Equity - Class S	0.1579	0.4638	1.7347
Special Growth - Class C	—	1.9379	5.4158
Special Growth - Class E	—	1.9379	5.4158
Special Growth - Class S	—	1.9379	5.4158
Quantitative Equity - Class C	0.0426	0.3640	1.7603
Quantitative Equity - Class E	0.1194	0.3640	1.7603
Quantitative Equity - Class S	0.1462	0.3640	1.7603
International Securities - Class C	1.0641	2.3318	4.4753
International Securities - Class E	1.6040	2.3318	4.4753
International Securities - Class S	1.7770	2.3318	4.4753
Emerging Markets - Class C	0.2532	0.7332	2.3047
Emerging Markets - Class E	0.4103	0.7332	2.3047
Emerging Markets - Class S	0.4634	0.7332	2.3047
Real Estate Securities - Class C	—	1.1244	3.6969
Real Estate Securities - Class E	0.0248	1.1244	3.6969
Real Estate Securities - Class S	0.0608	1.1244	3.6969
Short Duration Bond - Class C	0.1629	—	—
Short Duration Bond - Class E	0.1997	—	—
Short Duration Bond - Class S	0.2116	—	—
Diversified Bond - Class C	0.0705	—	—
Diversified Bond - Class E	0.0859	—	—
Diversified Bond - Class S	0.0912	—	—
Multistrategy Bond - Class C	0.0223	—	—
Multistrategy Bond - Class E	0.0289	—	—
Multistrategy Bond - Class S	0.0312	—	—
Tax Exempt Bond - Class C	0.0787	—	—
Tax Exempt Bond - Class E	0.0927	—	—
Tax Exempt Bond - Class S	0.0973	—	—
Tax-Managed Large Cap - Class C	—	—	—
Tax-Managed Large Cap - Class E	0.1157	—	—
Tax-Managed Large Cap - Class S	0.1599	—	—
Tax-Managed Mid & Small Cap - Class C	—	—	0.2013
Tax-Managed Mid & Small Cap - Class E	—	—	0.2013
Tax-Managed Mid & Small Cap - Class S	—	—	0.2013
Select Value - Class C	0.0158	0.1337	0.6117
Select Value - Class E	0.0421	0.1337	0.6117
Select Value - Class I	0.0533	0.1337	0.6117
Select Value - Class S	0.0473	0.1337	0.6117

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Emerging Market Fund, Real Estate Securities Fund, Short Duration Bond Fund, Diversified Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, Select Growth Fund and Select Value Fund (fourteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

December 22, 2006

Tax Information — October 31, 2006 (Unaudited)

For the tax year ended October 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(l)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Diversified Equity	71.3%
Special Growth	15.4%
Quantitative Equity	97.5%
International Securities	0.0%
Emerging Markets	0.0%
Diversified Bond	0.0%
Multistrategy Bond	0.0%
Real Estate Securities	0.0%
Short Duration Bond	0.0%
Tax Exempt Bond	0.0%
Tax Managed Large Cap	100.0%
Select Value	75.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:

Diversified Equity	$77,012,537
Special Growth	76,806,776
Quantitative Equity	124,071,970
International Securities	86,530,951
Emerging Markets	21,459,465
Real Estate Securities	123,352,626
Multistrategy Bond	2,321,868
Select Value	14,164,436

Of the dividends paid by the Tax Exempt Bond Fund from the net investment income for the taxable year ended October 31, 2006, 100% were exempt interest dividends which are tax exempt for the purposes of regular federal income tax, and for purposes of the federal alternative minimum tax.

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Securities Fund paid foreign taxes of $3,400,832 and $5,840,397 and recognized $23,117,721 and $79,708,521 of foreign source income, respectively, during the taxable year ended October 31, 2006, Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Securities Fund designates $0.0639 and $0.1314 per share of foreign taxes paid and $0.4341 and $1.7940. of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2006.

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the “RIMCo Analysis” and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board’s consideration of the portfolio management contracts, the “Agreement Renewal Information”) addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund’s assets as described below and otherwise exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund’s applicable investment objective, policies and restrictions (each, a “segment”). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund’s investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo’s profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds’ performance, the Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 18 Board Meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for each Fund, with the implementation of new breakpoints for the Multistrategy Bond Fund proposed by RIMCo at that meeting, appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Diversified Equity Fund, the Quantitative Equity Fund and the International Securities Fund (each a “Participating Fund”) utilizing a “select holdings strategy” pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by each Participating Fund’s RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Fund’s Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of a Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund’s holdings. In connection with RIMCo’s proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund’s performance based upon RIMCo’s experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Diversified Equity and Quantitative Equity Funds, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Funds’ performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Funds concluded that the investment advisory fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, at the meeting held on April 18, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Special Growth Fund and the Emerging Markets Fund. At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Tax-Managed Large Cap Fund and Multistrategy Bond Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Diversified Equity Fund resulting from a change of control of one of this Fund’s Money Managers. At a meeting held on August 22, 2006 the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Select Growth Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Securities Fund in the third quarter of 2006.

Shareholder Requests for Additional Information — October 31, 2006

As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund’s prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

Disclosure of Information about Fund Directors — October 31, 2006 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 34 funds, and Russell Investment Funds (“RIF”), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
* Michael J.A. Phillips, Born January 20, 1948 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002	Appointed until successor is duly elected and qualified	• Chairman of the Board, FRC • 1990-2003, President, FRC • 1993-2003, CEO, FRC • Trustee, RIC and RIF • Director, RTC; Russell Investments (Suisse) S.A. (global investment services); Russell Investments Limited (consultant to institutional investors in Europe and the UK) • Chairman of the Board and President, Russell 20-20 Association; and Russell Investments Delaware Inc. (general partner in various limited partnerships (“RIDI”))	39	None

INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	39	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee since 1984	Appointed until successor is duly elected and qualified	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF	39	None

	Chairman of the Nominating and Governance Committtee since 2006	Appointed until successor is duly elected and qualified

Kristianne Blake, Born January 22, 1954	Trustee since 2000	Appointed until successor is duly elected and qualified	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp.	39	• Trustee WM Group of Funds (investment company) • Director, Avista Corp.

909 A Street Tacoma, Washington 98402-1616	Chairperson since 2005	Annual	• Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired	39	None
	Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified	• 2001-2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979-2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	39	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000	Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	39	None

Jack Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	39	Director, Sparx Japan Fund

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	39	None
	Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified

TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	39	None

Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF until 2002	39	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	39	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	39	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	39	None

OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•        Chief Compliance Officer, RIC

•        Chief Compliance Officer, RIF

•        Chief Compliance Officer, RIMCo

•        April 2002-May 2005, Manager, Global Regulatory Policy

•        1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•        President and CEO, RIC and RIF

•        Chairman of the Board, President and CEO, RIMCo

•        Chairman of the Board, President and CEO, RFD

•        Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•        Until 2004, Managing Director of Individual Investor Services, FRC

•        2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds

Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF

Karl J. Ege, Born October 8, 1941 909 A Street Tacoma, Washington 98402-1616	Secretary since 1994	Until successor is chosen and qualified by Trustees	• General Counsel and Managing Director of Law and Government Affairs, Secretary, FRC

Russell Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Trustees

Thaddas L. Alston

Paul E. Anderson

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Michael J.A. Phillips

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul Anton, Ph.D.

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Gregory J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Thomas F. Hanly, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Karl J. Ege, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Fund Distributors, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2006

Diversified Equity Fund

AllianceBernstein, L.P., New York, NY

Ark Asset Management Co., Inc., New York, NY

Institutional Capital Corporation, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Special Growth Fund

CapitalWorks Investment Partners, LLC, San Diego, CA

David J. Greene and Company, LLC, New York, NY

Delphi Management, Inc., Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Gould Investment Partners, LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Tygh Capital Management, Inc., Portland, OR

Quantitative Equity Fund

Aronson+Johnson+Ortiz, L.P., Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Securities Fund

AllianceBernstein, L.P., New York, NY

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors, LLC, Greenwich, CT

Fidelity Management & Research Company, Boston, MA

Marvin & Palmer Associates, Inc., Wilmington, DE

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, England

The Boston Company Asset Management, LLC, Boston, MA

Wellington Management Company, LLP, Boston, MA

Emerging Markets Fund

AllianceBernstein, L.P., New York, NY

Arrowstreet Capital, L.P., Cambridge, MA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner Management, L.P., Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Heitman Real Estate Securities, LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America, LLC, Chicago, IL

Short Duration Bond Fund

Merganser Capital Management, L.P., Boston, MA

Pacific Investment Management Company, LLC, Newport Beach, CA

STW Fixed Income Management, Carpinteria, CA

Diversified Bond Fund

Bear Stearns Asset Management, Inc., New York, NY

Lehman Brothers Asset Management, LLC, Chicago, IL

Pacific Investment Management Company, LLC, Newport Beach, CA

Western Asset Management, Pasadena, CA

Western Asset Management Company Ltd., London England

Multistrategy Bond Fund

Bear Stearns Asset Management, Inc., New York, NY

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Goldman Sachs Asset Management, L.P., New York, NY

Morgan Stanley Investment Management, Inc.,

West Conshohocken, PA

Pacific Investment Management Company, LLC,

Newport Beach, CA

Tax Exempt Bond Fund

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company, LLC, Boston, MA

Tax-Managed Large Cap Fund

J.P. Morgan Investment Management, Inc., New York, NY

Nicholas-Applegate Capital Management, LLC, San Diego, CA

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, Inc., Arlington, VA

Turner Investment Partners, Inc., Berwyn, PA

Tax-Managed Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates, LLC, Seattle, WA

Transamerica Investment Management, LLC, Los Angeles, CA

Turner Investment Partners, Inc., Berwyn, PA

Select Growth Fund

Ark Asset Management Co., Inc., New York, NY

CapitalWorks Investment Partners, LLC, San Diego, CA

Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

Fuller & Thaler Asset Management, Inc., San Mateo, CA

Sustainable Growth Advisers, L.P., Stamford, CT

Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund

DePrince, Race & Zollo, Inc., Orlando, FL

Iridian Asset Management, LLC, Westport, CT

MFS Institutional Advisors, Inc., Boston, MA

Netols Asset Management, Inc., Mequon, WI

Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Russell Investment Company

Russell Investment Company is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

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Russell Investment Company

Institutional Funds

Annual Report

October 31, 2006

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Russell Investment Company - Institutional Funds.

Copyright (c) Russell Investment Group 2006. All rights reserved.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company (“RIC”). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company (“RIMCo”). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Russell Investment Group and Standard & Poor’s Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

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To Our Clients

As you read Russell Investment Company’s 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world’s largest investors—and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

(/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

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Russell Investment Company

Market Summary as of October 31, 2006 (Unaudited)

U.S. Equity Markets

For the fiscal year ending October 31, 2006, investors were preoccupied by The Federal Reserve Board’s actions and commentary. In the first half of the year, when both economic growth and inflation were running above the Fed’s comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now asking whether the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. Now, the market favored stocks with the highest dividend yields as companies with above-average earnings growth prospects lost favor. Interestingly, however, overall market indexes showed impressive gains during the fiscal year, as the market responded to both sensational corporate earnings and evidence that the Fed’s tightening cycle had ended. For the fiscal year ending October 31, 2006, the Russell 3000(R) Index returned 16.37%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged, in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year, as the Russell 1000 Value(R) Index (+21.45%) outperformed the Russell 1000 Growth(R) Index (+10.86%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., the dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market’s preference for yield and interest rate sensitivity as investors digested the Fed’s interest rate pause. Among the best sector performers were utilities (+26.77%) and financial services (+19.77%). Meanwhile, REITs returned an extraordinary 36.37%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+11.68%), health care (+10.34%), and consumer discretionary (+13.68%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization companies) returned 16.02% versus 19.96% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 1.81%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 3.72%, the Lipper Large Cap Growth Funds Average underperformed the Russell 1000(R) Growth Index by 3.44%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) by 3.56%. Even though the Lipper returns are net of fees, the actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value investors considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward “growthier” companies within their benchmarks. The market did not reward this positioning during this period.

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U.S. Real Estate Markets

During the past fiscal year, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 36.37% total return for the fiscal year ending October 31, 2006. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and industrial were the best performing sectors for the year; all generating total returns in excess of 40%. The specialty sector, which includes several timber companies, and the manufactured home sub-sector were the poorest performers.

Over the first ten months of calendar year 2006, there were ten major REIT mergers/privatizations transactions with a total value over $37 billion. These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in the first 10 months of 2006 increased significantly over the entire year of 2005, which saw approximately $27 billion in transactions. Putting this transaction volume in perspective, with the market capitalization of the NAREIT Equity Index at approximately $387 billion on October 31, 2006, about 10% of the REIT industry was sold to a combination of public and private buyers. When compared to REIT share prices prior to the announcements, the 2006 transactions averaged an overall 8.60% premium. Privatization activity was driven by well-capitalized buyers, including so called “club deals” involving more than one buyer and motivated sellers willing to sell their companies into a strong real estate market to take advantage of the attractive 15% capital gains tax rate. The majority of activity was focused among office companies, which accounted for approximately 60% of the 2006 transaction value. The office sector’s strong performance was driven by improvement in property fundamentals and deal activity.

At the end of the fiscal year, while REITs were trading near private market valuation levels, they were also trading at the top of historic ranges versus stocks and bonds.

Non-U.S. Equity Markets

Non-U.S. stocks gained 28.04% as measured by the MSCI EAFE Index (gross) for the fiscal year ending October 31, 2006. Non-U.S. stocks were boosted as the US dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose 22.41% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. The world became more integrated; however, the U.S. economy and markets continued to drive the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets. Growth in emerging economies like India and China also had an increasing impact on the strength of developed markets through their demand for goods and infrastructure development.

After strong gains in 2005, MSCI Japan Index lagged other major non-U.S. markets in the fiscal year, returning 16.63%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, MSCI Pacific ex Japan Index gained 28.73% due to strong gains in Australian and Singapore companies.

Europe, as represented by the MSCI Europe Index, outperformed the Pacific Basin, as represented by the MSCI Pacific Basin Index, returning 32.32% over the fiscal year. Across Europe, the best performing sectors were utilities and materials, both up over 50%. By country, smaller markets such as Spain and the Netherlands fared best. Helped by strong performance of health care, materials and utilities stocks, Europe’s larger markets of Germany and France delivered returns above the index. Elsewhere, MSCI United Kingdom Index lagged Europe with a gain of 28.55%. The U.K. underperformed the rest of Europe due to weakness in its energy and telecommunication sectors. The Bank of England raised interest rates due to greater inflationary pressures as small signs of economic improvement became evident over the fiscal year.

From the sector perspective, utilities performed best across the non-U.S. developed markets, returning 42.50%, as represented by the MSCI EAFE Index, largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor. The materials sector, led by metals and mining stocks, was also a strong performer, up 38.79% as measured by the materials sector grouping based on the Global Industry Classification Standard (GICS) definitions. The financial sector also performed well returning 34.16% as measured by the financials sector grouping based on the GICS definitions; whereas, technology and energy were the worst performing sectors over the period, with gains of only 14.04% and 13.23%, respectively, as measured by the technology and energy sector groupings based on the GICS definitions. Energy stocks fell from mid-July to late September as the price of oil fell dramatically, from nearly $80 per barrel to less than $60.

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With the value segment of MSCI EAFE Index more weighted towards industrial cyclicals (materials) and financials, the market environment was slightly more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.66%, compared with 24.41% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 32.03% in the period versus the S&P/Citigroup PMI World ex US (in index of larger capitalization companies) up 27.47%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 35.42%. Emerging markets countries benefited from the materials and industrials sectors. Canadian stocks rose 27.50% (MSCI Canada Index) during the period.

Emerging Markets

During the fiscal year, the MSCI Emerging Markets Index (gross) posted strong returns of 35.42%, outperforming developed markets as measured by the MSCI World Index Free which returned 21.91%. The emerging markets asset class performed strongly in the first half of the fiscal year until early May 2006. The strong returns were driven by strong performance of large capitalization emerging markets stocks, significant asset inflows and outperformance of energy and material stocks on the back of strong commodity prices. In early May, there was a strong market reversal, which brought with it an increase in risk aversion. Investors re-focused on global inflation and interest rate concerns and commodity prices slipped from their record highs. The markets that had performed well earlier in the year were subject to the largest sell-offs and emerging markets fell more than 24% from its high point. In mid-June, the markets stabilized and recovered most of the losses from the sell-off. Contained U.S. inflation and expectations that global monetary tightening had peaked outweighed concerns of a U.S. economic slowdown and gave a positive backdrop for improved performance in emerging markets equities.

In terms of regions, both Asia (+38.71% as measured by the MSCI EM Asia Index) and Latin America (+38.47% as measured by the MSCI EM Latin America Index) were strong performers. The MSCI EM (Emerging Markets) Europe, Middle East and Africa Index (EMEA) underperformed the MSCI EM (Emerging Markets) Index, but still posted a respectable return of 27.47%. Some of the smaller markets such as Indonesia, Morocco, Peru and the Philippines, were the best performers, each returning more than 59% as measured by the MSCI Indonesia, MSCI Morocco, MSCI Peru and MSCI Philippines Indexes, respectively. However, some large markets, such as India, which enjoyed strong macroeconomic strength (+66.79% as measured by the MSCI India Index), China (+58.94% as measured by the MSCI China Index), and Russia (+54.76% as measured by the MSCI Russia Index) also posted strong returns. MSCI Barra increased Russia’s weight in the MSCI EM (Emerging Markets) Index twice over the fiscal year, and at the end of the period, Russia was the third largest country weight in that Index. The small market of Jordan was the only country with negative absolute returns, falling 27.45% as measured by the MSCI Jordan Index. Other notable relative underperformers included Turkey (+17.07% as measured by the MSCI Turkey Index), Egypt (+22.48% as measured by the MSCI Egypt Index), South Africa (+25.54% as measured by the MSCI South Africa Index), and Taiwan (+26.06% as measured by the MSCI Taiwan Index). Returns from Turkey and South Africa were dampened by their currencies, which fell more than 7% each. Israel (+4.14% as measured by the MSCI Israel Index) also underperformed following Prime Minister Ariel Sharon’s stroke and Islamist militant group Hamas’ Palestinian parliamentary elections victory.

Currencies were broadly strong against the U.S. dollar with some, such as the Korean won, up more than 10%.

The industrial sectors performed well. Although consumer discretionary and technology stocks underperformed the index, they still returned more than 25% in absolute terms. The small sector of health care was notably weak returning only 3.99% due to stock-specific concerns of the large cap company, Teva Pharmaceuticals.

U.S. Fixed Income Markets

The Federal Reserve Board’s interest rate hikes were one of the biggest factors impacting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) six times throughout the fiscal year, from 3.75% at the end of October 2005 to 5.25% one year later. The Fed’s interest rate

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hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures that remained elevated and above the Fed’s comfort level, the Fed’s highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August,. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause. The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). On a rolling one-year basis, however, shorter-term rates followed Fed policy, while longer-term rates remained virtually unchanged. This resulted in an upward-sloping, normal yield curve becoming inverted (when short term interest rates exceed long rates) by fiscal year end. With nearly static intermediate and long-term rates, investment grade bonds relied upon higher coupon rates in order to provide yield higher than US Treasuries. The Lehman Brothers US Aggregate Bond Index, a broad measure of US investment grade fixed income securities, returned 5.19% for the fiscal year ending October 31, 2006.

Among sectors, the riskier sectors continued to post strong performance. As in the three prior years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 10.31% over the year compared to 4.43% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 12.02%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. For the fiscal year, the Lehman Brothers US Credit Index returned 5.36%. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.68%. As the fiscal year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases and escalating leveraged buyout activity.

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Russell Investment Company Equity I Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Equity I - Class I

Periods Ended 10/31/06	Total Return
1 Year	14.34%
5 Years	7.73	%§
10 Years	7.82	%§

Equity I - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	14.07%
5 Years	7.47	%§
10 Years	7.63	%§

Equity I - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	14.48%
5 Years	7.81	%§
10 Years	7.87	%§

Russell 1000(R) Index**

Periods Ended 10/31/06	Total Return
1 Year	16.02%
5 Years	7.92	%§
10 Years	8.87	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Equity I Fund Class I, Class E and Class Y gained 14.34%, 14.07% and 14.48%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

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How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market’s preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund, given the Fund’s focus on undervalued companies with above-average growth rates. After many years of value stocks outpacing growth stocks, growth stocks are selling at unusually low valuation premiums. The Fund’s preference for growth stocks was unrewarded in the period as the market favored high dividend yield stocks. The Fund’s performance was competitive to its peers, however, during this difficult environment for active money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

During the past year, the Fund’s money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund’s money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market’s preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded.

The main driver of the Fund’s underperformance relative to the benchmark was its underweight in high dividend yield groups such as utilities and REITs and its overweight in growth companies. Industry selection also detracted from relative performance with the Fund being overweight in underperforming industry groups, such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund’s money managers focused on such companies, which detracted from relative performance.

At the money manager level, AllianceBernstein L.P., MFS Institutional Advisors, Inc., Schneider Capital Management Corporation, and Suffolk Capital Management LLC outperformed their benchmarks due to favorable stock selection. The market environment was challenging for the Fund’s growth money managers such as Ark Asset Management Co., Inc., Marsico Capital Management, LLC, Turner Investment Partners, Inc. and Montag & Caldwell, Inc. and they underperformed their benchmarks.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy’s overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweighted positions in strong performers such as Goldman Sachs, CSX, Kohls, McDonald’s, and Google, as well as from underweighted positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, UnitedHealth, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
Ark Asset Management Co., Inc.	Growth
Institutional Capital Corporation	Value
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, Inc.	Growth

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Schneider Capital Management	Value
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Russell Investment Company Equity I Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,028.40	$1,020.47
Expenses Paid During Period*	$4.81	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,029.70	$1,021.63
Expenses Paid During Period*	$3.63	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,030.50	$1,021.98
Expenses Paid During Period*	$3.28	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Russell Investment Company Equity I Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 93.3%
Auto and Transportation - 3.8%
American Axle & Manufacturing Holdings, Inc. (Ñ)	14,200	266
Autoliv, Inc.	8,800	501
BorgWarner, Inc.	7,000	403
Burlington Northern Santa Fe Corp.	136,118	10,553
CH Robinson Worldwide, Inc.	43,650	1,822
CSX Corp.	414,800	14,796
FedEx Corp.	95,641	10,955
Ford Motor Co. (Ñ)	17,400	144
General Motors Corp. (Ñ)	18,500	646
Lear Corp.	1,400	42
Magna International, Inc. Class A	2,800	210
Navistar International Corp. (Æ)	135,450	3,756
Norfolk Southern Corp.	44,500	2,339
Southwest Airlines Co.	36,650	551
Toyota Motor Corp. - ADR	56,653	6,685
Union Pacific Corp.	53,342	4,834
United Parcel Service, Inc. Class B	10,100	761
US Airways Group, Inc. (Æ)(Ñ)	33,600	1,675
Visteon Corp. (Æ)	253,400	1,870

		62,809

Consumer Discretionary - 13.8%
Accenture, Ltd. Class A	70,450	2,319
Activision, Inc. (Æ)	48,250	744
Best Buy Co., Inc.	14,900	823
Big Lots, Inc. (Æ)	17,400	367
Black & Decker Corp.	6,400	537
Carnival Corp.	23,950	1,169
CBS Corp. Class B	43,200	1,250
Coach, Inc. (Æ)	151,070	5,988
Costco Wholesale Corp.	79,900	4,265
Dollar General Corp.	17,700	248
eBay, Inc. (Æ)	38,800	1,247
Electronic Arts, Inc. (Æ)	142,300	7,526
Estee Lauder Cos., Inc. (The) Class A	29,800	1,204
Family Dollar Stores, Inc.	8,400	247
Federated Department Stores, Inc.	76,000	3,337
Focus Media Holding, Ltd. - ADR (Æ)(Ñ)	25,250	1,336
Four Seasons Hotels, Inc.	52,879	3,392
GameStop Corp. Class A (Æ)(Ñ)	33,050	1,688
Gannett Co., Inc.	16,800	994
Gap, Inc. (The)	104,000	2,186
Google, Inc. Class A (Æ)	52,658	25,086
Harman International Industries, Inc.	12,600	1,290
Hewitt Associates, Inc. Class A (Æ)	120,000	3,004

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Hilton Hotels Corp.	225,900	6,533
Home Depot, Inc.	11,000	411
Intercontinental Hotels Group PLC - ADR (Æ)(Ñ)	208,200	4,052
International Game Technology	69,140	2,939
Interpublic Group of Cos., Inc. (Æ)(Ñ)	40,900	446
JC Penney Co., Inc.	45,000	3,385
Jones Apparel Group, Inc. (Ñ)	15,700	524
Kimberly-Clark Corp.	6,350	422
Kohl’s Corp. (Æ)	102,800	7,258
Las Vegas Sands Corp. (Æ)	85,287	6,499
Liberty Global, Inc. Series A (Æ)(Ñ)	51,857	1,361
Liberty Global, Inc. Series C (Æ)	56,171	1,428
Liberty Media Holding Corp. Class A (Æ)	52,662	2,754
Limited Brands, Inc.	21,650	638
Liz Claiborne, Inc.	29,200	1,231
Lowe’s Cos., Inc.	156,575	4,719
Mattel, Inc.	37,500	849
McDonald’s Corp. (Ñ)	426,400	17,875
McGraw-Hill Cos., Inc. (The)	26,900	1,726
MGM Mirage (Æ)	80,267	3,453
Monster Worldwide, Inc. (Æ)	32,000	1,296
Newell Rubbermaid, Inc.	13,150	379
News Corp. Class A	210,140	4,381
Nike, Inc. Class B	34,900	3,207
Nutri System, Inc. (Æ)(Ñ)	31,570	1,947
Office Depot, Inc. (Æ)	13,700	575
Omnicom Group, Inc.	35,230	3,574
Quiksilver, Inc. (Æ)(Ñ)	183,100	2,554
RadioShack Corp. (Ñ)	67,000	1,195
Saks, Inc. (Ñ)	16,300	315
Scientific Games Corp. (Æ)	47,820	1,340
Sears Holdings Corp. (Æ)(Ñ)	13,100	2,286
Staples, Inc.	225,300	5,811
Starbucks Corp. (Æ)	365,358	13,792
Starwood Hotels & Resorts Worldwide, Inc. (ö)	43,300	2,587
Station Casinos, Inc. (Ñ)	34,831	2,100
Target Corp.	138,073	8,171
Tech Data Corp. (Æ)	10,600	417
Time Warner, Inc.	284,800	5,699
TJX Cos., Inc.	57,250	1,657
Urban Outfitters, Inc. (Æ)(Ñ)	94,600	1,656
VF Corp.	7,500	570
Viacom, Inc. Class A (Æ)	135,320	5,267
Wal-Mart Stores, Inc.	208,750	10,287
Walt Disney Co.	15,300	481
Wynn Resorts, Ltd. (Æ)	15,145	1,114
XM Satellite Radio Holdings, Inc. Class A (Æ)(Ñ)	244,550	2,851
Yum! Brands, Inc.	54,775	3,257

		227,516

Consumer Staples - 6.9%
Altria Group, Inc.	347,530	28,265
Clorox Co.	12,200	788
Coca-Cola Co. (The)	115,000	5,373
Coca-Cola Enterprises, Inc.	8,600	172
Colgate-Palmolive Co.	84,700	5,418
ConAgra Foods, Inc.	11,300	295
Constellation Brands, Inc. Class A (Æ)(Ñ)	103,100	2,834

16

CVS Corp.	31,900	1,001
Diageo PLC - ADR	31,940	2,379
General Mills, Inc.	3,700	210
Heineken NV - ADR (Æ)	73,888	1,666
Kellogg Co. (Ñ)	73,610	3,703
Kroger Co. (The)	35,400	796
Molson Coors Brewing Co. Class B (Ñ)	16,900	1,203
NBTY, Inc. (Æ)	39,160	1,089
PepsiCo, Inc.	329,095	20,878
Procter & Gamble Co.	465,528	29,510
Safeway, Inc.	14,700	432
Sara Lee Corp.	40,100	686
Tyson Foods, Inc. Class A	61,200	884
UST, Inc. (Ñ)	11,200	600
Walgreen Co.	114,100	4,984

		113,166

Financial Services - 21.4%
ACE, Ltd.	5,300	303
Allstate Corp. (The)	138,560	8,502
American Express Co.	144,800	8,371
American International Group, Inc.	364,800	24,504
Annaly Capital Management, Inc. (ö)	273,050	3,582
AON Corp.	132,800	4,620
Astoria Financial Corp.	8,400	244
Bank of America Corp.	579,771	31,232
Bank of New York Co., Inc. (The)	83,100	2,856
BB&T Corp. (Ñ)	12,800	557
Capital One Financial Corp.	46,500	3,689
CB Richard Ellis Group, Inc. Class A (Æ)	80,105	2,406
Charles Schwab Corp. (The)	132,480	2,414

Chicago Mercantile Exchange Holdings, Inc. Class A	4,840	2,425
Chubb Corp.	48,270	2,566
Citigroup, Inc.	446,140	22,378
Comerica, Inc.	13,200	768
Commerce Bancorp, Inc. (Ñ)	38,900	1,358
Countrywide Financial Corp.	399,700	15,237
Fannie Mae	273,480	16,206
Fidelity National Financial, Inc.	5,050	113
Fidelity National Title Group, Inc. Class A	10,991	242
First American Corp.	2,500	102
First Data Corp.	37,300	905
First Horizon National Corp. (Ñ)	14,300	562
Franklin Resources, Inc.	16,400	1,869
Freddie Mac	30,700	2,118
Genworth Financial, Inc. Class A	362,594	12,125
Global Payments, Inc.	36,190	1,582
Goldman Sachs Group, Inc.	151,485	28,750
Hartford Financial Services Group, Inc.	83,530	7,281
Hudson City Bancorp, Inc.	47,550	653
Huntington Bancshares, Inc. (Ñ)	12,900	315
IndyMac Bancorp, Inc. (Ñ)	8,550	389
iShares Russell 1000 Value Index Fund (Ñ)	41,350	3,285
JPMorgan Chase & Co.	528,650	25,079
KeyCorp	26,500	984
Lehman Brothers Holdings, Inc.	106,844	8,317
Lincoln National Corp.	5,200	329

17

Loews Corp.	27,150	1,057
MBIA, Inc. (Ñ)	11,100	688
Merrill Lynch & Co., Inc.	196,100	17,143
Metlife, Inc.	170,840	9,760
MGIC Investment Corp. (Ñ)	9,200	541
Morgan Stanley	112,632	8,608
National City Corp.	32,510	1,211
North Fork Bancorporation, Inc.	150,700	4,307
Old Republic International Corp.	28,600	644
PartnerRe, Ltd. (Ñ)	5,300	371
Paychex, Inc.	141,900	5,602
PNC Financial Services Group, Inc.	42,370	2,967
RenaissanceRe Holdings, Ltd. (Ñ)	32,925	1,791
St. Paul Travelers Cos., Inc. (The)	138,414	7,077
SunTrust Banks, Inc.	56,030	4,426
Torchmark Corp.	3,400	210
UBS AG (Ñ)	241,299	14,439
UnumProvident Corp. (Ñ)	61,850	1,223
US Bancorp	7,974	270
Wachovia Corp.	69,200	3,841
Waddell & Reed Financial, Inc. Class A	9,200	235
Washington Mutual, Inc. (Ñ)	59,535	2,518
Wells Fargo & Co.	369,755	13,418
Western Union Co. (The) (Æ)	37,300	823
XL Capital, Ltd. Class A	4,750	335

		352,723

Health Care - 11.2%
Abbott Laboratories	147,310	6,999
Allergan, Inc.	37,670	4,351
AmerisourceBergen Corp.	16,300	769
Amgen, Inc. (Æ)	141,200	10,719
Amylin Pharmaceuticals, Inc. (Æ)(Ñ)	50,053	2,200
Baxter International, Inc.	213,800	9,828
Boston Scientific Corp. (Æ)	42,350	674
Bristol-Myers Squibb Co.	132,400	3,277
Cardinal Health, Inc.	24,200	1,584
Caremark Rx, Inc.	122,500	6,031
Celgene Corp. (Æ)(Ñ)	59,700	3,190
Community Health Systems, Inc. (Æ)	59,100	1,918
Covance, Inc. (Æ)	43,860	2,566
DaVita, Inc. (Æ)	12,700	707
Eli Lilly & Co.	103,000	5,769
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	6,600	188
Fisher Scientific International, Inc. (Æ)(Ñ)	44,800	3,836
Genentech, Inc. (Æ)	189,281	15,767
Genzyme Corp. (Æ)	38,688	2,612
Gilead Sciences, Inc. (Æ)	87,280	6,014
Henry Schein, Inc. (Æ)	33,190	1,649
Human Genome Sciences, Inc. (Æ)(Ñ)	249,300	3,328
Intuitive Surgical, Inc. (Æ)(Ñ)	19,220	1,906
Invitrogen Corp. (Æ)(Ñ)	43,400	2,518
Johnson & Johnson	208,950	14,083
Medco Health Solutions, Inc. (Æ)	58,500	3,130
Medtronic, Inc.	50,700	2,468
Merck & Co., Inc.	215,770	9,800
Novartis AG - ADR	100,550	6,106
Omnicare, Inc. (Ñ)	68,900	2,610

18

Panacos Pharmaceuticals, Inc. (Æ)(Ñ)	97,200	667
PDL BioPharma, Inc. (Æ)(Ñ)	91,500	1,933
Pfizer, Inc.	222,000	5,916
Sanofi-Aventis - ADR (Æ)	75,950	3,242
Schering-Plough Corp.	33,900	751
St. Jude Medical, Inc. (Æ)	134,300	4,613
Stryker Corp.	106,100	5,548
Tenet Healthcare Corp. (Æ)(Ñ)	67,200	474
Triad Hospitals, Inc. (Æ)(Ñ)	51,850	1,920
UnitedHealth Group, Inc.	250,526	12,221
WellPoint, Inc. (Æ)	61,800	4,717
Wyeth	107,080	5,464

		184,063

Integrated Oils - 4.1%
Chevron Corp.	138,751	9,324
ConocoPhillips	109,760	6,612
Exxon Mobil Corp.	327,960	23,423
Hess Corp.	244,990	10,388
Marathon Oil Corp.	20,600	1,780
Murphy Oil Corp.	72,700	3,428
Occidental Petroleum Corp.	125,600	5,896
Total SA - ADR	109,530	7,463

		68,314

Materials and Processing - 3.1%
Air Products & Chemicals, Inc.	33,133	2,308
Archer-Daniels-Midland Co.	108,061	4,160
Ashland, Inc.	8,500	502
Avery Dennison Corp.	3,400	215
BHP Billiton, Ltd. - ADR (Ñ)	32,400	1,379
Bunge, Ltd. (Ñ)	5,000	321
Cameco Corp.	61,200	2,150
Cytec Industries, Inc.	17,650	978
Dow Chemical Co. (The)	32,800	1,338
Ecolab, Inc.	33,300	1,510
EI Du Pont de Nemours & Co.	15,400	705
Hercules, Inc. (Æ)	23,400	426
Imperial Chemical Industries PLC - ADR (Æ)(Ñ)	80,500	2,510
International Paper Co.	169,600	5,656
Lubrizol Corp.	8,950	403
Masco Corp.	131,690	3,641
Monsanto Co.	144,290	6,381
Mosaic Co. (The) (Æ)(Ñ)	41,000	768
PPG Industries, Inc.	46,940	3,211
Praxair, Inc.	6,365	384
Rio Tinto PLC - ADR (Ñ)	12,500	2,767
Sherwin-Williams Co. (The)	34,800	2,061
Smurfit-Stone Container Corp. (Æ)	39,000	416
Sonoco Products Co.	6,300	224
St. Joe Co. (The) (Ñ)	30,940	1,664
Syngenta AG - ADR	127,503	4,109
United States Steel Corp.	7,800	527

		50,714

Miscellaneous - 3.4%
3M Co.	83,100	6,551
Eaton Corp.	12,200	884
General Electric Co.	1,041,240	36,558
Hillenbrand Industries, Inc.	8,800	516

19

Honeywell International, Inc.	100,650	4,239
SPX Corp.	8,950	515
Textron, Inc.	25,400	2,310
Tyco International, Ltd.	130,500	3,841

		55,414

Other Energy - 3.2%
Apache Corp.	51,300	3,351
Baker Hughes, Inc.	92,300	6,373
Cameron International Corp. (Æ)	17,200	862
Devon Energy Corp.	57,410	3,837
Halliburton Co.	336,100	10,873
Massey Energy Co. (Æ)(Ñ)	163,550	4,130
National-Oilwell Varco, Inc. (Æ)	30,360	1,834
Reliant Energy, Inc. (Æ)(Ñ)	615,300	7,802
Rowan Cos., Inc.	4,000	133
Schlumberger, Ltd.	178,039	11,231
Smith International, Inc.	18,100	714
Valero Energy Corp.	25,600	1,340

		52,480

Producer Durables - 5.3%
AGCO Corp. (Æ)	104,850	2,805
Agilent Technologies, Inc. (Æ)	49,950	1,778
Alcatel SA - ADR (Æ)(Ñ)	122,850	1,560
American Power Conversion Corp. (Ñ)	89,500	2,706
Applied Materials, Inc.	160,060	2,783
Boeing Co.	94,200	7,523
Bombardier, Inc. (Æ)	508,900	1,754
Caterpillar, Inc.	69,200	4,201
Centex Corp. (Ñ)	61,600	3,222
Crown Castle International Corp. (Æ)(Ñ)	56,210	1,891
Danaher Corp.	32,610	2,340
Deere & Co.	63,610	5,415
Emerson Electric Co.	18,400	1,553
ESCO Technologies, Inc. (Æ)(Ñ)	13,900	604
Goodrich Corp.	56,850	2,507
Ingersoll-Rand Co., Ltd. Class A	8,800	323
Itron, Inc. (Æ)(Ñ)	9,700	528
KB Home (Ñ)	37,963	1,706
Lennar Corp. Class A (Ñ)	36,384	1,727
Lexmark International, Inc. Class A (Æ)	2,800	178
Lockheed Martin Corp.	146,865	12,767
Northrop Grumman Corp.	108,660	7,214
Pitney Bowes, Inc.	3,500	163
Pulte Homes, Inc. (Ñ)	71,250	2,208
Roper Industries, Inc.	35,000	1,675
Teradyne, Inc. (Æ)(Ñ)	75,600	1,060
Thermo Electron Corp. (Æ)	66,920	2,869
United Technologies Corp.	177,402	11,659

		86,719

Technology - 12.1%
Adobe Systems, Inc. (Æ)	66,400	2,540
Agere Systems, Inc. (Æ)	26,200	445
Akamai Technologies, Inc. (Æ)(Ñ)	84,410	3,955
Apple Computer, Inc. (Æ)	250,030	20,272
Arrow Electronics, Inc. (Æ)	16,500	493
AU Optronics Corp. - ADR (Æ)(Ñ)	241,246	3,276
Avnet, Inc. (Æ)	12,700	301

20

BearingPoint, Inc. (Æ)(Ñ)	254,350	2,119
Broadcom Corp. Class A (Æ)	117,200	3,548
Celestica, Inc. (Æ)(Ñ)	139,850	1,375
Cisco Systems, Inc. (Æ)	676,119	16,315
Citrix Systems, Inc. (Æ)	42,640	1,259
Cognizant Technology Solutions Corp. Class A (Æ)	15,840	1,192
Corning, Inc. (Æ)	206,200	4,213
Dell, Inc. (Æ)	192,050	4,673
Electronic Data Systems Corp.	27,000	684
EMC Corp. (Æ)	143,400	1,757
F5 Networks, Inc. (Æ)	17,700	1,172
Flextronics International, Ltd. (Æ)	20,450	237
Formfactor, Inc. (Æ)	62,500	2,386
General Dynamics Corp.	73,818	5,248
Hewlett-Packard Co.	460,277	17,831
Intel Corp.	132,660	2,831
International Business Machines Corp.	75,900	7,008
International Rectifier Corp. (Æ)	49,650	1,786
JDS Uniphase Corp. (Æ)(Ñ)	238,600	3,467
L-3 Communications Holdings, Inc. Class 3	40,900	3,293
Lucent Technologies, Inc. (Æ)(Ñ)	118,050	287
MEMC Electronic Materials, Inc. (Æ)	39,800	1,413
Microsoft Corp.	505,800	14,521
Motorola, Inc.	651,073	15,014
National Semiconductor Corp.	112,600	2,735
Nvidia Corp. (Æ)	64,000	2,232
Oracle Corp. (Æ)	194,060	3,584
PerkinElmer, Inc.	126,800	2,708
Qualcomm, Inc.	402,400	14,643
Research In Motion, Ltd. (Æ)	65,000	7,636
Salesforce.com, Inc. (Æ)(Ñ)	50,960	1,988
SanDisk Corp. (Æ)(Ñ)	100,700	4,844
Sanmina-SCI Corp. (Æ)	132,400	523
Seagate Technology, Inc. (Æ)	9,400	—
Silicon Image, Inc. (Æ)	60,000	710
Solectron Corp. (Æ)(Ñ)	97,600	326
Sun Microsystems, Inc. (Æ)	324,090	1,760
Tellabs, Inc. (Æ)	23,300	246
Texas Instruments, Inc.	345,801	10,436

		199,282

Utilities - 5.0%
America Movil SA de CV Series L	53,814	2,307
AT&T, Inc.	201,800	6,912
BellSouth Corp.	182,750	8,242
Comcast Corp. Class A (Æ)	283,217	11,518
Constellation Energy Group, Inc.	11,500	718
Dominion Resources, Inc.	140,850	11,407
Embarq Corp. (Æ)	33,838	1,636
Entergy Corp.	68,550	5,884
FPL Group, Inc. (Ñ)	50,600	2,580
Level 3 Communications, Inc. (Æ)(Ñ)	159,500	844
NII Holdings, Inc. (Æ)(Ñ)	38,270	2,489
Pinnacle West Capital Corp. (Ñ)	5,000	239
Progress Energy, Inc.	3,100	143
Progress Energy, Inc. - CVO	3,200	1
Sprint Nextel Corp.	821,586	15,355
Telephone & Data Systems, Inc. Special Shares	5,800	270
TXU Corp.	54,430	3,436
Verizon Communications, Inc.	186,629	6,905
Wisconsin Energy Corp.	13,300	610

		81,496

21

Total Common Stocks
(cost $1,305,505)		1,534,696

Preferred Stocks - 0.1%
Auto and Transportation - 0.1%
General Motors Corp.	65,800	1,562

Total Preferred Stocks
(cost $1,138)		1,562

Long-Term Investments - 0.0%
Corporate Bonds and Notes - 0.0%
AMR Corp.
4.250% due 09/23/23	58	102

Total Long-Term Investments
(cost $50)		102

Short-Term Investments - 6.6%
Russell Investment Company
Money Market Fund	102,543,285	102,543
United States Treasury Bills (ç)(ž)(§)
4.830% due 12/07/06	1,000	995
4.891% due 12/07/06	5,000	4,976

Total Short-Term Investments
(cost $108,514)		108,514

Other Securities - 7.6%
Russell Investment Company Money Market Fund (×)	31,875,508	31,876
State Street Securities Lending Quality Trust (×)	92,344,119	92,344

Total Other Securities
(cost $124,220)		124,220

Total Investments - 107.6%
(identified cost $1,539,427)		1,769,094
Other Assets and Liabilities,
Net - (7.6%)		(125,084)

Net Assets - 100.0%		1,644,010

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/06 (16)	6,002	335
Russell 1000 Mini Index (CME)expiration date 12/06 (40)	3,001	157
S&P 500 E-Mini Index (CME)expiration date 12/06 (169)	11,688	508
S&P 500 Index (CME)expiration date 12/06 (183)	63,281	1,936
S&P Midcap 400 E-Mini Index (CME)expiration date 12/06 (283)	22,320	1,159

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		4,095

22

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% o Net Assets
Auto and Transportation	3.8
Consumer Discretionary	13.8
Consumer Staples	6.9
Financial Services	21.4
Health Care	11.2
Integrated Oils	4.1
Materials and Processing	3.1
Miscellaneous	3.4
Other Energy	3.2
Producer Durables	5.3
Technology	12.1
Utilities	5.0
Preferred Stocks	0.1
Long-Term Investments	—*
Short-Term Investments	6.6
Other Securities	7.6

Total Investments	107.6
Other Assets and Liabilities, Net	(7.6)

100.0

Futures Contracts	0.2

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

23

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24

Russell Investment Company Equity II Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Equity II Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	18.17%
5 Years	13.19	%§
10 Years	11.09	%§

Equity II Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	17.91%
5 Years	12.95	%§
10 Years	10.91	%§

Equity II Fund - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	18.31%
5 Years	13.31	%§
10 Years	11.17	%§

Russell 2500(TM) Index**

Periods Ended 10/31/06	Total Return
1 Year	17.69%
5 Years	14.36	%§
10 Years	11.53	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Equity II Fund Class I, Class E and Class Y gained 18.17%, 17.91% and 18.31%, respectively. This compared to the Russell 2500(TM) Index, which gained 17.69% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper Mid-Cap(R) Core Funds Average returned 14.03%, while the Lipper(R) Small-Cap Core Funds Average rose 16.45%. These results serve as peer comparisons and are expressed net of operating expenses.

25

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Generally, market conditions presented a difficult environment for active small capitalization managers as evidenced by the underperformance of the Lipper averages for the fiscal year. The significant swings in market leadership over this period, combined with periods of defensiveness, were not favorable for active small capitalization managers. Specifically, the continued leadership of REITs and higher yielding securities served as notable barriers to outperformance for most active managers. Despite these hurdles, the Fund outperformed its benchmark for the period. The Fund’s outperformance was driven by strong stock selection by the Fund’s money managers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Positive stock selection drove performance for the year. In particular, stock selection within traditional growth sectors such as technology and consumer discretionary was significantly positive while stock selection was also positive in the more defensive and interest sensitive financial services sector. Holdings among computer technology, retail, and semiconductor stocks all contributed positively to Fund performance. While stock selection was positive within the financial services sector, the Fund’s underweight to REITs within the financial services sector detracted from the Fund’s performance.

The Fund has eight money managers: three growth, two market-oriented and three value. Five of the eight money managers in the Fund outperformed their respective style indices while five of the eight also outperformed the Russell 2500 Index.

Two of the three growth money managers outperformed their respective benchmarks. Tygh Capital Management, Inc. and Capitalworks Investment Partners, LLC both significantly outperformed the Russell 2500 Growth Index. Gould Investment Partners, LLC, the most growth oriented money manager, underperformed the benchmark. This underperformance is reasonably expected for an aggressive growth money manager during a period where the market favored value stocks and a defensive positioning.

Two of the three value money managers outperformed, with solid outperformance from both David J. Greene & Company, LLC and Jacobs Levy Equity Management, Inc. David J. Greene’s outperformance was notable given its focus on contrarian, higher growth value stocks. Its performance was driven by positive stock selection in technology, energy and health care. Delphi Management, Inc. underperformed the index.

The performance of Goldman Sachs Asset Management, L.P., a market-oriented money manager, was disappointing as it had the largest underperformance of the Fund’s managers. Goldman’s stock selection was weak, with poor stock selection in health care and financials. PanAgora Asset Management, Inc., a recently added market-oriented money manager, outperformed during the period it was in the Fund.

Describe any changes to the Fund’s structure or the money manager line-up.

TimesSquare Capital Management, LLC was removed from the Fund in February 2006. TimeSquare’s assets were reallocated to other money managers. In May 2006, PanAgora Asset Management, Inc. was hired to replace Nicholas-Applegate.

Money Managers as of October 31, 2006	Styles
CapitalWorks Investment Partners, LLC	Growth
David J. Greene and Company, LLC	Value
Delphi Management, Inc.	Value
Goldman Sachs Asset Management, L.P.	Market-Oriented
Gould Investment Partners, LLC	Growth
Jacobs Levy Equity Management, Inc.	Value
PanAgora Asset Management, Inc.	Market-Oriented
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other

26

events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 2500(TM) Index is composed of the bottom 500 stocks the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex- dividend dates.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27

Russell Investment Company Equity II Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$982.40	$1,019.61
Expenses Paid During Period*	$5.55	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$983.70	$1,020.67
Expenses Paid During Period*	$4.50	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$984.20	$1,021.12
Expenses Paid During Period*	$4.05	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

29

Russell Investment Company Equity II Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 96.0%
Auto and Transportation - 3.6%
Aftermarket Technology Corp. (Æ)(Ñ)	12,180	229
American Commercial Lines, Inc. (Æ)(Ñ)	11,000	706
Arctic Cat, Inc.	9,100	163
ArvinMeritor, Inc. (Ñ)	76,460	1,148
Autoliv, Inc. (Ñ)	24,300	1,382
Bristow Group, Inc. (Æ)(Ñ)	30,275	1,005
Commercial Vehicle Group, Inc. (Æ)	7,900	163
Continental Airlines, Inc. Class B (Æ)(Ñ)	5,311	196
Dana Corp. (Ñ)	116,600	188
Danaos Corp. (Æ)(Ñ)	9,100	187
DryShips, Inc. (Ñ)	41,528	575
EGL, Inc. (Æ)	2,209	75
ExpressJet Holdings, Inc. Class A (Æ)(Ñ)	32,058	254
Freightcar America, Inc. (Ñ)	8,034	427
Frozen Food Express Industries (Æ)(Ñ)	56,958	454
Grupo TMM SA Series A - ADR (Æ)(Ñ)	39,800	97
Heartland Express, Inc.	30,900	505
HUB Group, Inc. Class A (Æ)	18,417	500
Kansas City Southern (Æ)(Ñ)	16,900	480
Laidlaw International, Inc.	35,300	1,024
Navistar International Corp. (Æ)	44,900	1,245
OMI Corp. (Ñ)	31,330	699
Overseas Shipholding Group, Inc.	3,809	238
PAM Transportation Services (Æ)(Ñ)	6,300	159
Pinnacle Airlines Corp. (Æ)(Ñ)	13,426	114
Republic Airways Holdings, Inc. (Æ)	13,800	247
Saia, Inc. (Æ)	29,235	783
Standard Motor Products, Inc. (Æ)	9,915	110
Swift Transportation Co., Inc. (Æ)(Ñ)	3,200	80
Teekay Shipping Corp. (Ñ)	20,213	831
Tenneco, Inc. (Æ)(Ñ)	16,861	383
Tidewater, Inc.	20,800	1,034
TRW Automotive Holdings Corp. (Æ)	30,600	785
US Xpress Enterprises, Inc. Class A (Æ)	16,360	323
UTI Worldwide, Inc.	84,393	2,182
Visteon Corp. (Æ)	43,200	319
Vitran Corp., Inc. Class A (Æ)	38,400	645
Wabtec Corp. (Ñ)	38,025	1,194
YRC Worldwide, Inc. (Æ)(Ñ)	42,800	1,658

		22,787

Consumer Discretionary - 19.6%
24/7 Real Media, Inc. (Æ)(Ñ)	68,200	675
Abercrombie & Fitch Co. Class A	12,839	984
ABM Industries, Inc. (Ñ)	3,300	66

30

Activision, Inc. (Æ)(Ñ)	195,947	3,022
Adesa, Inc. (Ñ)	25,600	644
Advance Auto Parts, Inc. (Ñ)	6,100	214
Advisory Board Co. (The) (Æ)	31,548	1,742
AFC Enterprises (Æ)(Ñ)	6,400	104
Alderwoods Group, Inc. (Æ)(Ñ)	6,393	127
Alloy, Inc. (Æ)(Ñ)	5,710	78
American Greetings Corp. Class A (Ñ)	49,861	1,192
American Woodmark Corp. (Ñ)	14,964	554
AMN Healthcare Services, Inc. (Æ)(Ñ)	121,900	3,083
AnnTaylor Stores Corp. (Æ)(Ñ)	22,300	982
aQuantive, Inc. (Æ)(Ñ)	101,844	2,768
Arbitron, Inc. (Ñ)	3,636	153
Asbury Automotive Group, Inc. (Ñ)	27,586	662
Autonation, Inc. (Æ)(Ñ)	28,572	573
Baidu.com - ADR (Æ)(Ñ)	10,600	925
Bally Technologies, Inc. (Æ)(Ñ)	10,200	202
Barnes & Noble, Inc.	9,100	376
Bebe Stores, Inc.	47,673	1,184
Belo Corp. Class A (Ñ)	5,676	99
Big Lots, Inc. (Æ)(Ñ)	67,344	1,420
Blockbuster, Inc. Class A (Ñ)	74,334	291
Blyth, Inc.	7,500	179
Bob Evans Farms, Inc. (Ñ)	14,754	500
Books-A-Million, Inc. Class A (Ñ)	5,101	102
Bowne & Co., Inc. (Æ)	10,500	164
Bright Horizons Family Solutions, Inc. (Æ)(Ñ)	15,900	611
Brightpoint, Inc. (Æ)	8,190	99
Brown Shoe Co., Inc.	16,956	661
Carmax, Inc. (Æ)(Ñ)	33,000	1,462
Catalina Marketing Corp. (Æ)	15,530	394
Cato Corp. (The) Class A (Ñ)	828	19
CBRL Group, Inc.	15,900	698
Central Parking Corp. (Ñ)	15,102	259
Chemed Corp. (Ñ)	15,577	553
Children’s Place Retail Stores, Inc. (The) (Æ)	6,133	431
Choice Hotels International, Inc. (Ñ)	13,780	578
Christopher & Banks Corp.	60,483	1,632
Churchill Downs, Inc.	1,400	59
Circuit City Stores, Inc.	5,600	151
Citadel Broadcasting Corp. (Ñ)	13,000	133
Coach, Inc. (Æ)	33,397	1,324
Conn’s, Inc. (Æ)(Ñ)	13,200	317
Consolidated Graphics, Inc. (Æ)	8,700	541
Convergys Corp. (Æ)(Ñ)	61,190	1,298
Corinthian Colleges, Inc. (Æ)(Ñ)	37,100	454
Corporate Executive Board Co.	14,310	1,285
Corrections Corp. of America (Æ)	87,149	3,982
Cox Radio, Inc. Class A (Æ)(Ñ)	5,830	98
Crocs, Inc. (Æ)(Ñ)	65,500	2,595
CSS Industries, Inc.	1,100	35
DeVry, Inc. (Æ)	38,800	945
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	7,700	383
Dillard’s, Inc. Class A (Ñ)	20,120	607
Dollar Thrifty Automotive Group (Æ)(Ñ)	7,406	297
Dollar Tree Stores, Inc. (Æ)(Ñ)	29,700	923
Dover Downs Gaming & Entertainment, Inc. (Ñ)	8,200	116

31

DreamWorks Animation SKG, Inc. Class A (Æ)(Ñ)	26,100	690
Dress Barn, Inc. (Æ)(Ñ)	16,755	364
DSW, Inc. Class A (Æ)(Ñ)	12,553	434
Earthlink, Inc. (Æ)(Ñ)	74,600	524
Ethan Allen Interiors, Inc. (Ñ)	20,489	730
Expedia, Inc. (Æ)(Ñ)	14,200	231
Ezcorp, Inc. Class A (Æ)(Ñ)	22,497	1,016
Family Dollar Stores, Inc.	31,400	925
Federated Department Stores, Inc.	18,613	817
Foot Locker, Inc.	71,563	1,660
Forrester Research, Inc. (Æ)(Ñ)	44,364	1,394
FTD Group, Inc. (Æ)	16,070	256
Furniture Brands International, Inc. (Ñ)	2,460	46
Gemstar-TV Guide International, Inc. (Æ)(Ñ)	245,500	854
Great Wolf Resorts, Inc. (Æ)	18,400	242
Group 1 Automotive, Inc. (Ñ)	16,461	943
Guess?, Inc. (Æ)(Ñ)	35,300	2,010
Gymboree Corp. (Æ)(Ñ)	14,914	693
Harris Interactive, Inc. (Æ)(Ñ)	8,610	58
Hasbro, Inc. (Ñ)	64,700	1,677
Haverty Furniture Cos., Inc. (Ñ)	26,531	419
Hearst-Argyle Television, Inc. (Ñ)	28,941	729
Helen of Troy, Ltd. (Æ)	33,535	825
Home Solutions of America, Inc. (Æ)	91,000	533
Hooker Furniture Corp. (Ñ)	4,500	64
Iconix Brand Group, Inc. (Æ)(Ñ)	115,669	2,156
ICT Group, Inc. (Æ)	6,719	213
IKON Office Solutions, Inc. (Ñ)	45,147	673
Infospace, Inc. (Æ)(Ñ)	4,790	97
infoUSA, Inc. (Ñ)	18,989	209
Inter Parfums, Inc. (Ñ)	2,483	49
Interstate Hotels & Resorts, Inc. (Æ)(Ñ)	31,290	281
ITT Educational Services, Inc. (Æ)(Ñ)	23,200	1,600
J Crew Group, Inc. (Æ)(Ñ)	34,200	1,055
Jack in the Box, Inc. (Æ)	36,964	2,074
Jackson Hewitt Tax Service, Inc.	2,700	93
Jo-Ann Stores, Inc. (Æ)(Ñ)	33,800	615
Jones Apparel Group, Inc. (Ñ)	27,211	909
Journal Register Co. (Ñ)	40,247	317
K-Swiss, Inc. Class A (Ñ)	7,600	268
K2, Inc. (Æ)(Ñ)	21,398	292
Kellwood Co. (Ñ)	39,564	1,211
Kelly Services, Inc. Class A	3,900	112
Knology, Inc. (Æ)	5,262	54
Korn/Ferry International (Æ)	95,436	2,110
Leapfrog Enterprises, Inc. (Æ)(Ñ)	34,900	336
Lee Enterprises, Inc. (Ñ)	18,375	524
LIFE TIME FITNESS, Inc. (Æ)(Ñ)	53,400	2,752
Lightbridge, Inc. (Æ)(Ñ)	32,168	372
Live Nation, Inc. (Æ)	3,160	67
Liz Claiborne, Inc. (Ñ)	19,019	802
Lodgenet Entertainment Corp. (Æ)(Ñ)	10,873	250
Maidenform Brands, Inc. (Æ)(Ñ)	2,927	65
Manpower, Inc.	22,621	1,533
Marcus Corp.	2,480	62
Marvel Entertainment, Inc. (Æ)(Ñ)	34,021	862
McClatchy Co. Class A	12,863	558

32

McCormick & Schmick’s Seafood Restaurants, Inc. (Æ)	6,535	172
Men’s Wearhouse, Inc. (The)	36,100	1,439
Meredith Corp.	11,500	604
Mothers Work, Inc. (Æ)(Ñ)	3,070	156
Movado Group, Inc. (Ñ)	13,100	337
MPS Group, Inc. (Æ)(Ñ)	81,562	1,244
O’Charleys, Inc. (Æ)(Ñ)	7,053	140
O’Reilly Automotive, Inc. (Æ)	38,370	1,239
Orient-Express Hotels, Ltd. Class A	70,224	2,770
Pacific Sunwear of California, Inc. (Æ)(Ñ)	36,419	642
Papa John’s International, Inc. (Æ)(Ñ)	27,918	1,025
Payless Shoesource, Inc. (Æ)(Ñ)	20,459	547
PC Connection, Inc. (Æ)	7,400	81
Penn National Gaming, Inc. (Æ)	29,985	1,097
Perficient, Inc. (Æ)(Ñ)	54,400	912
Perry Ellis International, Inc. (Æ)(Ñ)	8,252	302
PHH Corp. (Æ)(Ñ)	39,435	1,088
Phillips-Van Heusen Corp.	40,590	1,857
Pier 1 Imports, Inc. (Ñ)	64,500	422
Pre-Paid Legal Services, Inc. (Ñ)	6,913	293
Prestige Brands Holdings, Inc. (Æ)	17,700	209
Priceline.com, Inc. (Æ)(Ñ)	12,600	508
ProQuest Co. (Æ)(Ñ)	32,200	412
Quiksilver, Inc. (Æ)(Ñ)	46,800	653
RadioShack Corp. (Ñ)	28,500	508
Republic Services, Inc. Class A	34,026	1,395
Retail Ventures, Inc. (Æ)(Ñ)	7,844	134
RH Donnelley Corp.	15,000	903
Ryan’s Restaurant Group, Inc. (Æ)	29,520	479
SAIC, Inc. (Æ)	29,400	588
Scholastic Corp. (Æ)(Ñ)	37,560	1,180
Service Corp. International (Ñ)	7,290	67
Shoe Carnival, Inc. (Æ)	14,756	422
Sonic Automotive, Inc. Class A (Ñ)	20,480	539
Spanish Broadcasting System, Inc. Class A (Æ)(Ñ)	5,000	24
Spherion Corp. (Æ)	14,140	103
Stage Stores, Inc. (Ñ)	16,666	540
Standard Parking Corp. (Æ)(Ñ)	2,992	104
Stanley Furniture Co., Inc. (Ñ)	4,234	94
Stanley Works (The)	2,709	129
Tech Data Corp. (Æ)(Ñ)	22,020	867
TeleTech Holdings, Inc. (Æ)(Ñ)	71,950	1,397
Topps Co., Inc. (The) (Ñ)	24,600	215
Trans World Entertainment Corp. (Æ)	200	1
Tween Brands, Inc. (Æ)	36,309	1,518
Under Armour, Inc. Class A (Æ)(Ñ)	6,400	297
Unifirst Corp.	2,900	105
United Online, Inc. (Ñ)	72,032	974
United Stationers, Inc. (Æ)	11,575	553
Valassis Communications, Inc. (Æ)	11,400	171
Viad Corp.	10,800	399
Volt Information Sciences, Inc. (Æ)(Ñ)	19,500	770
Washington Post Co. (The) Class B	896	675
Waste Connections, Inc. (Æ)	24,893	1,013
Watson Wyatt Worldwide, Inc. Class A	6,400	289
WESCO International, Inc. (Æ)(Ñ)	12,000	783

		122,095

33

Consumer Staples - 1.4%
Alliance One International, Inc. (Æ)	9,358	45
Boston Beer Co., Inc. Class A (Æ)(Ñ)	4,600	168
Chiquita Brands International, Inc.	4,900	67
Coca-Cola Bottling Co. Consolidated	8,823	556
Dean Foods Co. (Æ)(Ñ)	11,100	465
Delta & Pine Land Co. (Æ)	2,900	117
Imperial Sugar Co. (Æ)(Ñ)	2,900	77
J&J Snack Foods Corp. (Ñ)	6,430	215
Longs Drug Stores Corp.	14,223	612
McCormick & Co., Inc.	26,300	984
Molson Coors Brewing Co. Class B (Ñ)	30,800	2,192
Nash Finch Co. (Ñ)	5,965	155
NBTY, Inc. (Æ)	13,545	377
Pathmark Stores, Inc. (Æ)	21,700	220
PepsiAmericas, Inc.	26,800	548
Performance Food Group Co. (Æ)(Ñ)	5,972	173
Premium Standard Farms, Inc. (Ñ)	15,065	290
Reddy Ice Holdings, Inc. (Æ)	4,700	113
Seaboard Corp. (Ñ)	270	381
Sensient Technologies Corp.	2,600	60
Smithfield Foods, Inc. (Æ)(Ñ)	10,890	293
Spartan Stores, Inc.	21,993	455
Weis Markets, Inc. (Ñ)	2,220	90
Wild Oats Markets, Inc. (Æ)(Ñ)	13,690	246

		8,899

Financial Services - 18.0%
21st Century Holding Co. (Ñ)	3,238	91
Accredited Home Lenders Holding Co. (Æ)(Ñ)	8,497	260
Advance America Cash Advance Centers, Inc. (Ñ)	10,718	161
Advent Software, Inc. (Æ)(Ñ)	54,800	2,029
Affiliated Managers Group, Inc. (Æ)	30,923	3,097
Affordable Residential Communities (Æ)	13,900	153
AG Edwards, Inc.	18,500	1,055
Alleghany Corp. (Æ)(Ñ)	405	124
Alliance Data Systems Corp. (Æ)(Ñ)	63,114	3,832
AMB Property Corp. (ö)	26,500	1,548
American Financial Group, Inc.	10,900	522
American Home Mortgage Investment Corp. (ö)(Ñ)	40,852	1,396
AmeriCredit Corp. (Æ)(Ñ)	30,200	772
Anthracite Capital, Inc. (ö)	24,907	357
Ares Capital Corp.	41,000	760
Argonaut Group, Inc. (Æ)(Ñ)	8,720	297
Arthur J Gallagher & Co. (Æ)(Ñ)	25,400	707
Ashford Hospitality Trust, Inc. (ö)	59,720	769
Aspen Insurance Holdings, Ltd.	29,401	730
Assurant, Inc.	35,623	1,876
Axis Capital Holdings, Ltd.	20,672	679
Bancfirst Corp.	2,500	124
Bankunited Financial Corp. Class A (Ñ)	62,556	1,687
Banner Corp. (Ñ)	3,000	130
Bear Stearns Cos., Inc. (The) (Ñ)	6,340	960
BOK Financial Corp. (Ñ)	5,420	279
Capital Trust, Inc. Class A (ö)(Ñ)	4,100	182
CapitalSource, Inc. (ö)(Ñ)	21,300	591
Cascade Bancorp (Ñ)	5,840	213
Cash America International, Inc.	16,150	667

34

Cathay General Bancorp (Ñ)	2,363	81
CBL & Associates Properties, Inc. (ö)	21,900	958
Central Pacific Financial Corp. (Ñ)	13,837	509
Chemical Financial Corp. (Ñ)	3,990	119
Chittenden Corp.	17,300	510
CIT Group, Inc.	12,100	630
City Holding Co.	2,529	99
City National Corp. (Ñ)	21,200	1,411
CNA Surety Corp. (Æ)	34,270	697
Colonial BancGroup, Inc. (The)	83,625	1,994
Colonial Properties Trust (ö)	1,768	89
Commerce Bancshares, Inc. (Ñ)	6,400	317
Commerce Group, Inc.	15,000	444
Community Bancorp (Æ)(Ñ)	4,068	118
Conseco, Inc. (Æ)(Ñ)	11,790	240
Corus Bankshares, Inc. (Ñ)	59,455	1,221
Crescent Real Estate Equities Co. (ö)(Ñ)	22,500	490
Cybersource Corp. (Æ)(Ñ)	73,100	749
Deerfield Triarc Capital Corp. (ö)	20,300	302
Delphi Financial Group Class A	31,362	1,231
Deluxe Corp.	26,300	596
DiamondRock Hospitality Co. (ö)	22,900	386
Downey Financial Corp. (Ñ)	13,962	962
Duke Realty Corp. (ö)(Ñ)	21,700	869
East West Bancorp, Inc. (Ñ)	12,516	457
Entertainment Properties Trust (ö)(Ñ)	6,812	375
Euronet Worldwide, Inc. (Æ)	36,912	1,097
Fair Isaac Corp. (Ñ)	1,840	67
Federal Realty Investors Trust (ö)	2,100	168
FelCor Lodging Trust, Inc. (ö)	53,687	1,115
First American Corp. (Ñ)	59,919	2,446
First Cash Financial Services, Inc. (Æ)(Ñ)	23,813	515
First Community Bancorp, Inc.	3,558	190
First Place Financial Corp. (Ñ)	2,853	66
First Regional Bancorp (Æ)(Ñ)	2,226	71
FirstFed Financial Corp. (Æ)(Ñ)	10,922	675
FPIC Insurance Group, Inc. (Æ)(Ñ)	4,326	155
Franklin Street Properties Corp. (ö)(Ñ)	6,340	130
Frontier Financial Corp. (Ñ)	4,150	120
Fulton Financial Corp. (Ñ)	22,284	357
GFI Group, Inc. (Æ)(Ñ)	7,200	415
Global Payments, Inc.	54,776	2,394
Gramercy Capital Corp. (ö)(Ñ)	1,749	49
Greater Bay Bancorp	9,643	248
Hanmi Financial Corp. (Ñ)	59,205	1,265
Hanover Insurance Group, Inc. (The)	2,400	109
HCC Insurance Holdings, Inc.	32,300	1,087
Health Care Property Investors, Inc. (ö)	7,800	245
Health Care REIT, Inc. (ö)(Ñ)	3,000	124
HealthExtras, Inc. (Æ)(Ñ)	34,600	797
Highland Hospitality Corp. (ö)	14,400	199
Horace Mann Educators Corp.	16,000	322
Hospitality Properties Trust (ö)(Ñ)	22,400	1,085
HRPT Properties Trust (ö)(Ñ)	150,305	1,789
IBERIABANK Corp.	1,600	94
IMPAC Mortgage Holdings, Inc. (ö)(Ñ)	65,421	620
Infinity Property & Casualty Corp.	2,300	99

35

Innkeepers USA Trust (ö)	34,200	587
International Securities Exchange Holdings, Inc. Class A (Ñ)	39,800	2,044
Intervest Bancshares Corp. Class A (Æ)(Ñ)	5,747	205
Investors Real Estate Trust (ö)(Ñ)	7,900	79
IPC Holdings, Ltd. (Ñ)	21,591	649
iStar Financial, Inc. (ö)(Ñ)	18,375	851
ITLA Capital Corp.	500	29
Jefferies Group, Inc. (Ñ)	33,000	948
John H Harland Co. (Ñ)	2,960	121
Jones Lang LaSalle, Inc. (Ñ)	13,212	1,215
Knight Capital Group, Inc. Class A (Æ)(Ñ)	135,006	2,518
LandAmerica Financial Group, Inc. (Ñ)	20,383	1,286
Liberty Property Trust (ö)	6,000	289
LTC Properties, Inc. (ö)	11,598	314
Luminent Mortgage Capital, Inc. (ö)	29,700	315
Macatawa Bank Corp. (Ñ)	3,500	77
Mack-Cali Realty Corp. (ö)	24,700	1,307
MB Financial, Inc. (Æ)(Ñ)	4,300	155
Medical Properties Trust, Inc. (ö)(Ñ)	15,990	217
Mercantile Bank Corp.	2,200	87
Mercantile Bankshares Corp.	7,387	333
Municipal Mortgage & Equity LLC (Ñ)	4,800	133
Nara Bancorp, Inc. (Ñ)	14,359	273
National Penn Bancshares, Inc. (Ñ)	6,420	132
National Retail Properties, Inc. (ö)(Ñ)	33,240	747
Nationwide Financial Services, Inc. (Ñ)	13,800	703
Nelnet, Inc. Class A (Æ)(Ñ)	9,300	274
New Century Financial Corp. (ö)(Ñ)	17,650	695
Newcastle Investment Corp. (ö)(Ñ)	6,000	178
NorthStar Realty Finance Corp. (ö)(Ñ)	107,845	1,634
Odyssey Re Holdings Corp. (Ñ)	1,900	67
Ohio Casualty Corp.	21,200	581
Open Solutions, Inc. (Æ)(Ñ)	26,300	983
Pacific Capital Bancorp	12,200	375
PFF Bancorp, Inc.	7,815	242
Philadelphia Consolidated Holding Co. (Æ)	17,600	688
Piper Jaffray Cos., Inc. (Æ)(Ñ)	16,500	1,141
PMI Group, Inc. (The) (Ñ)	12,244	522
Preferred Bank	2,000	117
ProAssurance Corp. (Æ)	45,783	2,230
Protective Life Corp.	9,200	407
Provident Financial Holdings, Inc. (Ñ)	3,708	112
Provident Financial Services, Inc. (Ñ)	2,720	50
PS Business Parks, Inc. (ö)	12,149	800
R&G Financial Corp. Class B	10,800	83
Radian Group, Inc. (Ñ)	14,700	783
RAIT Investment Trust (ö)(Ñ)	3,000	90
Raymond James Financial, Inc.	39,350	1,254
Realty Income Corp. (ö)(Ñ)	24,900	657
Reinsurance Group of America, Inc. (Ñ)	22,262	1,256
RenaissanceRe Holdings, Ltd. (Ñ)	16,538	900
Resource Capital Corp. (Æ)(Ñ)	3,400	56
Ryder System, Inc. (Ñ)	30,400	1,601
S1 Corp. (Æ)(Ñ)	28,100	139
Safety Insurance Group, Inc. (Ñ)	26,015	1,301
SeaBright Insurance Holdings, Inc. (Æ)	9,000	148
SEI Investments Co. (Ñ)	32,220	1,813

36

Senior Housing Properties Trust (ö)(Ñ)	33,758	774
Sky Financial Group, Inc.	15,200	381
SL Green Realty Corp. (ö)	3,479	421
Southwest Bancorp, Inc.	27,941	757
Sovran Self Storage, Inc. (ö)	13,598	802
Spirit Finance Corp. (ö)(Ñ)	9,990	119
Stancorp Financial Group, Inc.	25,400	1,161
Sterling Bancorp	4,305	84
Sterling Bancshares, Inc.	20,100	368
Sterling Financial Corp.	4,500	104
Stewart Information Services Corp.	10,440	387
Sunstone Hotel Investors, Inc. (ö)	28,298	834
Susquehanna Bancshares, Inc. (Ñ)	15,600	390
SWS Group, Inc. (Ñ)	6,535	182
Taylor Capital Group, Inc.	1,199	42
TCF Financial Corp. (Ñ)	15,900	414
TD Banknorth, Inc. (Ñ)	23,429	693
TierOne Corp. (Ñ)	5,775	185
Tower Group, Inc. (Ñ)	36,980	1,307
TradeStation Group, Inc. (Æ)	15,600	244
Triad Guaranty, Inc. (Æ)(Ñ)	21,601	1,113
U-Store-It Trust (ö)(Ñ)	28,200	619
Umpqua Holdings Corp. (Ñ)	5,400	152
Unitrin, Inc.	15,400	661
Virginia Commerce Bancorp (Æ)(Ñ)	3,370	69
Weingarten Realty Investors (ö)(Ñ)	3,700	172
Whitney Holding Corp.	14,950	488
Williams Scotsman International, Inc. (Æ)(Ñ)	5,000	118
Winston Hotels, Inc. (ö)	5,090	62
World Acceptance Corp. (Æ)(Ñ)	3,698	185
Zenith National Insurance Corp. (Ñ)	29,274	1,362
Zions Bancorporation	9,000	724

		112,180

Health Care - 11.1%
Accelrys, Inc. (Æ)	53,900	340
Adams Respiratory Therapeutics, Inc. (Æ)	29,958	1,291
Albany Molecular Research, Inc. (Æ)(Ñ)	11,912	142
Alkermes, Inc. (Æ)(Ñ)	37,660	633
Alliance Imaging, Inc. (Æ)(Ñ)	10,200	86
Allscripts Healthcare Solutions, Inc. (Æ)	61,701	1,456
Alpharma, Inc. Class A	10,040	222
American Medical Systems Holdings, Inc. (Æ)	117,892	2,100
AMERIGROUP Corp. (Æ)	36,040	1,080
Amsurg Corp. Class A (Æ)(Ñ)	4,703	99
Analogic Corp. (Ñ)	11,100	619
Applera Corp. - Celera Genomics Group (Æ)(Ñ)	107,290	1,665
Apria Healthcare Group, Inc. (Æ)(Ñ)	7,386	172
Arqule, Inc. (Æ)(Ñ)	2,600	10
Arthrocare Corp. (Æ)	36,125	1,460
Beckman Coulter, Inc.	5,300	305
Bio-Rad Laboratories, Inc. Class A (Æ)	10,968	805
Bruker BioSciences Corp. (Æ)	14,834	118
Cerner Corp. (Æ)(Ñ)	25,400	1,227
Charles River Laboratories International, Inc. (Æ)(Ñ)	19,900	854
Community Health Systems, Inc. (Æ)(Ñ)	43,634	1,416
Computer Programs & Systems, Inc. (Ñ)	2,441	83
Conor Medsystems, Inc. (Æ)(Ñ)	31,900	783

37

Cooper Cos., Inc. (The) (Ñ)	27,900	1,608
Covance, Inc. (Æ)(Ñ)	19,700	1,152
Dade Behring Holdings, Inc.	2,637	96
DaVita, Inc. (Æ)(Ñ)	81,386	4,527
Dendreon Corp. (Æ)(Ñ)	14,200	72
Dendrite International, Inc. (Æ)	4,302	45
Discovery Laboratories, Inc. (Æ)(Ñ)	34,800	91
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	22,530	643
Enzon Pharmaceuticals, Inc. (Æ)(Ñ)	27,937	239
Flamel Technologies SA - ADR (Æ)(Ñ)	9,100	226
Genesis HealthCare Corp. (Æ)(Ñ)	5,580	270
Greatbatch, Inc. (Æ)(Ñ)	13,520	304
Haemonetics Corp. (Æ)	8,468	386
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	1,100	9
Healthcare Services Group (Ñ)	28,700	780
Healthspring, Inc. (Æ)	15,400	310
Healthways, Inc. (Æ)	36,457	1,544
Henry Schein, Inc. (Æ)(Ñ)	49,211	2,445
Hologic, Inc. (Æ)	51,813	2,495
ICU Medical, Inc. (Æ)(Ñ)	4,639	196
Idexx Laboratories, Inc. (Æ)	1,500	125
Illumina, Inc. (Æ)(Ñ)	82,941	3,646
Intralase Corp. (Æ)(Ñ)	27,700	545
Inverness Medical Innovations, Inc. (Æ)(Ñ)	19,000	716
Invitrogen Corp. (Æ)(Ñ)	5,100	296
Kendle International, Inc. (Æ)	6,736	233
King Pharmaceuticals, Inc. (Æ)(Ñ)	11,790	197
Kos Pharmaceuticals, Inc. (Æ)(Ñ)	2,400	119
Landauer, Inc. (Æ)(Ñ)	2,591	142
LCA-Vision, Inc.	9,706	341
Lifecell Corp. (Æ)(Ñ)	30,100	705
LifePoint Hospitals, Inc. (Æ)	16,300	579
Magellan Health Services, Inc. (Æ)	5,744	251
Medcath Corp. (Æ)	8,400	223
Medical Action Industries, Inc. (Æ)	6,012	160
Mentor Corp.	25,798	1,207
Millennium Pharmaceuticals, Inc. (Æ)(Ñ)	45,450	532
Molecular Devices Corp. (Æ)	2,640	53
Molina Healthcare, Inc. (Æ)(Ñ)	25,829	1,013
Myriad Genetics, Inc. (Æ)(Ñ)	21,800	586
Neurocrine Biosciences, Inc. (Æ)(Ñ)	14,500	167
Noven Pharmaceuticals, Inc. (Æ)(Ñ)	18,194	404
Omnicell, Inc. (Æ)(Ñ)	4,000	75
Pain Therapeutics, Inc. (Æ)(Ñ)	9,390	78
Palomar Medical Technologies, Inc. (Æ)(Ñ)	3,940	186
Parexel International Corp. (Æ)	11,237	333
Patterson Cos., Inc. (Æ)	29,995	985
Perrigo Co. (Ñ)	36,616	655
Pharmaceutical Product Development, Inc.	37,539	1,188
Pharmacopeia Drug Discovery, Inc. (Æ)	30,900	136
Pharmacyclics, Inc. (Æ)(Ñ)	6,200	33
PharmaNet Development Group, Inc. (Æ)(Ñ)	13,412	251
Phase Forward, Inc. (Æ)	60,200	836
PolyMedica Corp.	20,000	831
PSS World Medical, Inc. (Æ)	46,416	934
Psychiatric Solutions, Inc. (Æ)	54,383	1,806
Quality Systems, Inc.	31,297	1,328

38

Savient Pharmaceuticals, Inc. (Æ)(Ñ)	31,348	239
Sciclone Pharmaceuticals, Inc. (Æ)(Ñ)	16,500	42
Sierra Health Services, Inc. (Æ)	3,903	134
Stericycle, Inc. (Æ)(Ñ)	18,100	1,280
STERIS Corp.	30,500	743
Sunrise Senior Living, Inc. (Æ)(Ñ)	15,314	478
Techne Corp. (Æ)	28,764	1,607
Tenet Healthcare Corp. (Æ)(Ñ)	72,000	508
Universal Health Services, Inc. Class B	7,700	408
Varian Medical Systems, Inc. (Æ)	17,470	958
Ventana Medical Systems, Inc. (Æ)(Ñ)	15,200	614
Viasys Healthcare, Inc. (Æ)	3,500	100
Viropharma, Inc. (Æ)	47,000	627
Vital Images, Inc. (Æ)	11,401	354
Watson Pharmaceuticals, Inc. (Æ)(Ñ)	48,560	1,307
WellCare Health Plans, Inc. (Æ)(Ñ)	46,214	2,715
West Pharmaceutical Services, Inc.	8,827	371
Zoll Medical Corp. (Æ)	12,866	498

		69,282

Integrated Oils - 0.1%
Giant Industries, Inc. (Æ)(Ñ)	5,993	485

Materials and Processing - 8.9%
Acuity Brands, Inc.	11,322	561
AEP Industries, Inc. (Æ)(Ñ)	4,379	231
Airgas, Inc.	44,136	1,669
Albemarle Corp. (Æ)	18,800	1,223
Aleris International, Inc. (Æ)	30,058	1,548
AM Castle & Co.	30,892	1,033
Amrep Corp. (Ñ)	2,460	176
Arch Chemicals, Inc.	3,900	131
Ashland, Inc. (Ñ)	3,090	183
Barnes Group, Inc.	27,600	553
Builders FirstSource, Inc. (Æ)(Ñ)	17,690	280
Cambrex Corp. (Ñ)	38,992	912
CF Industries Holdings, Inc.	22,080	438
Chaparral Steel Co. (Æ)	16,600	690
Chesapeake Corp.	8,800	136
Chicago Bridge & Iron Co. NV	42,097	1,034
Comfort Systems USA, Inc.	39,800	462
Commercial Metals Co.	30,600	814
Constar International, Inc. (Æ)(Ñ)	29,400	206
Crown Holdings, Inc. (Æ)(Ñ)	18,000	350
Cytec Industries, Inc.	33,338	1,847
Eastern Co. (The)	34,838	610
Eastman Chemical Co.	20,000	1,218
EMCOR Group, Inc. (Æ)	42,344	2,505
Encore Wire Corp. (Æ)(Ñ)	14,190	381
Energizer Holdings, Inc. (Æ)(Ñ)	11,530	901
Energy Conversion Devices, Inc. (Æ)	15,464	569
Ennis, Inc.	31,789	730
Ferro Corp.	24,700	487
FMC Corp.	17,100	1,172
Georgia Gulf Corp.	22,497	481
Granite Construction, Inc.	10,331	538
Greif, Inc. Class A	1,007	94
Harsco Corp. (Ñ)	9,800	800
HB Fuller Co.	41,400	1,026

39

Hercules, Inc. (Æ)	35,800	652
Huntsman Corp. (Æ)(Ñ)	19,000	328
Infrasource Services, Inc. (Æ)	25,747	504
Innospec, Inc.	3,000	100
Insituform Technologies, Inc. Class A (Æ)(Ñ)	51,100	1,194
Kaydon Corp. (Ñ)	8,991	376
Lamson & Sessions Co. (The) (Æ)(Ñ)	26,735	585
Lennox International, Inc.	15,700	423
LSI Industries, Inc.	5,447	98
Lubrizol Corp.	28,800	1,296
Material Sciences Corp. (Æ)	1,473	18
Metal Management, Inc.	42,929	1,180
Mueller Industries, Inc. (Ñ)	33,385	1,224
Mueller Water Products, Inc. Class A (Æ)	75,044	1,198
Myers Industries, Inc. (Ñ)	26,185	474
Neenah Paper, Inc. (Æ)(Ñ)	8,455	311
Newkirk Realty Trust, Inc.	4,890	83
NewMarket Corp.	7,670	493
Novagold Resources, Inc. (Æ)	41,069	648
Olin Corp.	28,200	488
OM Group, Inc. (Æ)	35,767	2,039
Perini Corp. (Æ)	7,500	185
Pioneer Cos., Inc. (Æ)	8,929	229
PolyOne Corp. (Æ)(Ñ)	76,539	628
PW Eagle, Inc. (Ñ)	6,264	222
Quanex Corp.	17,000	570
Reliance Steel & Aluminum Co.	19,800	680
Rock-Tenn Co. Class A	20,003	413
Rockwood Holdings, Inc. (Æ)(Ñ)	23,900	557
Ryerson, Inc. (Ñ)	2,240	54
Schnitzer Steel Industries, Inc. Class A (Ñ)	19,500	682
Schulman A, Inc.	4,550	110
Spartech Corp.	42,525	1,165
Standard Register Co. (The) (Ñ)	16,400	222
Steel Technologies, Inc.	8,600	165
Superior Essex, Inc. (Æ)	19,090	716
Temple-Inland, Inc.	8,400	331
Terra Industries, Inc. (Æ)(Ñ)	21,030	195
Timken Co.	20,213	607
Trammell Crow Co. (Æ)	35,029	1,708
Universal Forest Products, Inc. (Ñ)	1,453	66
USEC, Inc. (Ñ)	10,119	113
USG Corp. (Æ)(Ñ)	22,700	1,110
Valmont Industries, Inc.	20,981	1,171
Washington Group International, Inc.	61,491	3,482
Westlake Chemical Corp. (Ñ)	12,278	387
Wheeling-Pittsburgh Corp. (Æ)(Ñ)	3,070	61
Xerium Technologies, Inc.	5,500	68

		55,598

Miscellaneous - 1.8%
Brunswick Corp.	6,900	217
Foster Wheeler, Ltd. (Æ)(Ñ)	22,900	1,029
GP Strategies Corp. (Æ)	7,456	60
Hillenbrand Industries, Inc. (Ñ)	19,600	1,150
Johnson Controls, Inc. (Ñ)	9,096	742
Lancaster Colony Corp.	1,900	77
McDermott International, Inc. (Æ)	80,246	3,587

40

SPX Corp. (Ñ)	24,290	1,397
Walter Industries, Inc.	45,203	2,102
Wesco Financial Corp.	2,481	1,190

		11,551

Other Energy - 4.4%
Alon USA Energy, Inc. (Ñ)	5,200	146
Bois d’Arc Energy, Inc. (Æ)(Ñ)	14,800	238
Bronco Drilling Co., Inc. (Æ)(Ñ)	6,000	102
Cameron International Corp. (Æ)	20,649	1,035
Comstock Resources, Inc. (Æ)	21,854	610
Core Laboratories NV (Æ)	36,160	2,636
Denbury Resources, Inc. (Æ)	15,343	441
Dresser-Rand Group, Inc. (Æ)(Ñ)	17,200	373
Edge Petroleum Corp. (Æ)	14,000	255
Enbridge Energy Partners, LP Class A (Ñ)	16,078	795
ENSCO International, Inc. (Ñ)	17,300	847
Equitable Resources, Inc. (Ñ)	1,420	58
FMC Technologies, Inc. (Æ)(Ñ)	3,600	218
Foundation Coal Holdings, Inc. (Ñ)	18,800	690
Frontier Oil Corp.	23,100	679
Global Industries, Ltd. (Æ)	37,900	629
Grey Wolf, Inc. (Æ)(Ñ)	58,174	407
Hercules Offshore, Inc. (Æ)(Ñ)	24,000	855
Holly Corp. (Ñ)	10,890	518
Hornbeck Offshore Services, Inc. (Æ)	40,251	1,453
Input/Output, Inc. (Æ)(Ñ)	46,900	526
Meridian Resource Corp. (Æ)(Ñ)	34,800	117
National-Oilwell Varco, Inc. (Æ)	22,173	1,339
Newfield Exploration Co. (Æ)	9,300	379
Ormat Technologies, Inc. (Ñ)	6,500	250
Penn Virginia Corp. (Ñ)	6,075	435
Pioneer Drilling Co. (Æ)(Ñ)	35,924	472
Reliant Energy, Inc. (Æ)(Ñ)	9,714	123
St. Mary Land & Exploration Co. (Ñ)	15,267	569
Swift Energy Co. (Æ)	21,310	996
Talisman Energy, Inc.	43,557	719
TEPPCO Partners, LP (Ñ)	20,137	794
Tetra Technologies, Inc. (Æ)	77,985	2,020
Trico Marine Services, Inc. (Æ)(Ñ)	16,800	573
Unit Corp. (Æ)	13,525	627
Universal Compression Holdings, Inc. (Æ)	910	55
Veritas DGC, Inc. (Æ)	33,181	2,389
Western Refining, Inc. (Ñ)	12,200	287
Whiting Petroleum Corp. (Æ)	20,007	892
XTO Energy, Inc.	18,821	878

		27,425

Producer Durables - 6.6%
AGCO Corp. (Æ)(Ñ)	20,343	544
AO Smith Corp. (Ñ)	9,400	331
Arris Group, Inc. (Æ)	25,234	338
ASML Holding NV (Æ)	84,018	1,919
BE Aerospace, Inc. (Æ)	64,787	1,638
Belden CDT, Inc. (Ñ)	5,990	217
Briggs & Stratton Corp. (Ñ)	16,446	419
C&D Technologies, Inc. (Ñ)	15,600	77
C-COR, Inc. (Æ)	33,549	335
Cascade Corp.	19,043	975

41

Cavco Industries, Inc. (Æ)	700	24
Crane Co. (Ñ)	11,778	459
Credence Systems Corp. (Æ)(Ñ)	48,589	156
Crown Castle International Corp. (Æ)(Ñ)	22,200	747
CTS Corp. (Ñ)	13,002	184
Desarrolladora Homex SA de CV - ADR (Æ)(Ñ)	30,340	1,332
DR Horton, Inc.	19,020	446
EnPro Industries, Inc. (Æ)(Ñ)	8,118	260
Entegris, Inc. (Æ)(Ñ)	85,831	962
ESCO Technologies, Inc. (Æ)(Ñ)	41,310	1,794
Flow International Corp. (Æ)(Ñ)	1,377	16
Flowserve Corp. (Æ)	8,500	451
Garmin, Ltd. (Ñ)	22,100	1,180
Gmarket, Inc. - ADR (Æ)(Ñ)	15,700	261
Herman Miller, Inc.	34,300	1,176
Interdigital Communications Corp. (Æ)(Ñ)	16,380	586
Itron, Inc. (Æ)(Ñ)	7,389	402
Kennametal, Inc.	15,720	970
Kimball International, Inc. Class B (Ñ)	19,559	486
Kulicke & Soffa Industries, Inc. (Æ)(Ñ)	9,600	86
L-1 Identity Solutions, Inc. (Æ)(Ñ)	43,100	617
Lam Research Corp. (Æ)	32,800	1,622
Lennar Corp. Class A (Ñ)	12,403	589
Mettler Toledo International, Inc. (Æ)	41,912	2,877
Milacron, Inc. (Æ)(Ñ)	94,258	85
MKS Instruments, Inc. (Æ)	19,800	429
NACCO Industries, Inc. Class A	1,238	186
Orbital Sciences Corp. (Æ)	33,594	610
Pall Corp. (Ñ)	30,200	963
Polycom, Inc. (Æ)(Ñ)	79,215	2,170
Regal-Beloit Corp. (Ñ)	11,961	591
Robbins & Myers, Inc. (Ñ)	25,926	998
SBA Communications Corp. Class A (Æ)(Ñ)	50,700	1,354
Steelcase, Inc. Class A (Ñ)	27,600	457
Technitrol, Inc.	22,100	557
Tecumseh Products Co. Class A (Æ)(Ñ)	30,700	516
Tektronix, Inc.	31,900	969
Teledyne Technologies, Inc. (Æ)(Ñ)	12,800	534
Tennant Co.	19,578	541
Toll Brothers, Inc. (Æ)(Ñ)	16,997	491
Tollgrade Communications, Inc. (Æ)(Ñ)	12,740	105
Triumph Group, Inc. (Æ)(Ñ)	2,200	106
Ultratech, Inc. (Æ)(Ñ)	25,800	369
United Industrial Corp. (Ñ)	1,180	53
Varian Semiconductor Equipment Associates, Inc. (Æ)	108,188	3,948
Waters Corp. (Æ)	7,203	359
Zygo Corp. (Æ)	1,400	24

		40,891

Technology - 17.3%
Actel Corp. (Æ)	12,700	208
ActivIdentity Corp. (Æ)(Ñ)	8,900	50
Acxiom Corp.	18,429	456
Adaptec, Inc. (Æ)(Ñ)	180,995	820
Agile Software Corp. (Æ)(Ñ)	113,300	764
Akamai Technologies, Inc. (Æ)(Ñ)	45,600	2,137
Alliance Semiconductor Corp. (Æ)	44,600	165
Altiris, Inc. (Æ)	2,800	63

42

Amdocs, Ltd. (Æ)	21,600	837
American Reprographics Co. (Æ)	17,755	630
American Software, Inc. Class A	5,242	38
Amphenol Corp. Class A	63,231	4,293
Anaren, Inc. (Æ)	9,953	200
Ansoft Corp. (Æ)(Ñ)	27,115	723
Ansys, Inc. (Æ)	50,946	2,344
Applera Corp. - Applied Biosystems Group	17,800	664
Applied Micro Circuits Corp. (Æ)	32,800	100
Ariba, Inc. (Æ)(Ñ)	68,000	513
Arrow Electronics, Inc. (Æ)	29,069	868
ASE Test, Ltd. (Æ)(Ñ)	64,969	574
Aspen Technology, Inc. (Æ)(Ñ)	28,300	284
Atmel Corp. (Æ)(Ñ)	114,042	656
Avanex Corp. (Æ)(Ñ)	95,500	152
Avnet, Inc. (Æ)	38,579	914
Avocent Corp. (Æ)	7,900	290
BEA Systems, Inc. (Æ)	90,800	1,477
BearingPoint, Inc. (Æ)(Ñ)	35,900	299
Benchmark Electronics, Inc. (Æ)	142,941	3,795
Blackbaud, Inc.	19,422	486
Broadwing Corp. (Æ)(Ñ)	21,621	324
Brocade Communications Systems, Inc. (Æ)(Ñ)	249,516	2,024
Captaris, Inc. (Æ)	17,202	101
Carrier Access Corp. (Æ)(Ñ)	11,364	71
Cbeyond, Inc. (Æ)(Ñ)	31,600	959
Ceridian Corp. (Æ)	8,200	193
Ciena Corp. (Æ)(Ñ)	94,707	2,227
Cirrus Logic, Inc. (Æ)	32,638	230
Citrix Systems, Inc. (Æ)(Ñ)	22,700	670
Cognizant Technology Solutions Corp. Class A (Æ)(Ñ)	21,200	1,596
Coherent, Inc. (Æ)(Ñ)	17,427	562
Comverse Technology, Inc. (Æ)	55,552	1,209
Cray, Inc. (Æ)(Ñ)	9,654	89
CSG Systems International, Inc. (Æ)(Ñ)	41,780	1,127
Cubic Corp. (Ñ)	24,068	503
Daktronics, Inc. (Ñ)	39,000	925
Digital River, Inc. (Æ)(Ñ)	28,300	1,637
DSP Group, Inc. (Æ)	2,390	52
Echelon Corp. (Æ)(Ñ)	4,200	35
Emulex Corp. (Æ)	2,741	52
Equinix, Inc. (Æ)(Ñ)	53,231	3,641
Exar Corp. (Æ)(Ñ)	4,000	52
Extreme Networks (Æ)	94,877	361
Fairchild Semiconductor International, Inc. (Æ)	24,400	393
Flir Systems, Inc. (Æ)(Ñ)	18,500	591
Formfactor, Inc. (Æ)(Ñ)	16,000	611
Foundry Networks, Inc. (Æ)	45,400	575
Gartner, Inc. (Æ)(Ñ)	136,000	2,530
Genesis Microchip, Inc. (Æ)(Ñ)	35,115	360
Gerber Scientific, Inc. (Æ)	3,900	57
Hittite Microwave Corp. (Æ)(Ñ)	24,100	826
II-VI, Inc. (Æ)	11,600	284
Ikanos Communications, Inc. (Æ)(Ñ)	25,300	213
InFocus Corp. (Æ)	44,700	126
Ingram Micro, Inc. Class A (Æ)	70,140	1,446
Integrated Device Technology, Inc. (Æ)	123,500	1,957

43

Integrated Silicon Solutions, Inc. (Æ)(Ñ)	67,070	355
Interwoven, Inc. (Æ)	41,767	531
JDA Software Group, Inc. (Æ)(Ñ)	11,182	165
JDS Uniphase Corp. (Æ)(Ñ)	27,250	396
Keane, Inc. (Æ)	4,400	51
Keynote Systems, Inc. (Æ)(Ñ)	36,100	390
Lattice Semiconductor Corp. (Æ)(Ñ)	67,056	416
Lawson Software, Inc. (Æ)(Ñ)	135,900	1,036
Leadis Technology, Inc. (Æ)	2,600	12
Logility, Inc. (Æ)(Ñ)	2,962	26
LSI Logic Corp. (Æ)(Ñ)	93,545	940
McData Corp. Class A (Æ)(Ñ)	71,827	407
MEMC Electronic Materials, Inc. (Æ)	21,407	760
Mentor Graphics Corp. (Æ)(Ñ)	211,743	3,572
Mercury Computer Systems, Inc. (Æ)	8,600	106
Merge Technologies, Inc. (Æ)(Ñ)	18,999	146
Methode Electronics, Inc.	12,400	137
Micros Systems, Inc. (Æ)	30,777	1,529
MicroStrategy, Inc. Class A (Æ)(Ñ)	5,626	671
MIPS Technologies, Inc. Class A (Æ)	8,600	63
Novell, Inc. (Æ)	129,000	774
Nuance Communications, Inc. (Æ)(Ñ)	78,500	906
Opnet Technologies, Inc. (Æ)(Ñ)	9,128	133
Opsware, Inc. (Æ)(Ñ)	87,400	794
Orckit Communications, Ltd. (Æ)(Ñ)	28,800	248
Parametric Technology Corp. (Æ)	83,488	1,631
Park Electrochemical Corp. (Ñ)	15,788	485
Pegasystems, Inc. (Ñ)	5,502	53
Plexus Corp. (Æ)(Ñ)	10,791	237
PMC - Sierra, Inc. (Æ)(Ñ)	139,800	927
Portalplayer, Inc. (Æ)(Ñ)	28,435	342
PowerDsine, Ltd. (Æ)(Ñ)	32,000	348
Quantum Corp. (Æ)(Ñ)	184,200	402
Rackable Systems, Inc. (Æ)(Ñ)	32,500	1,008
Radisys Corp. (Æ)(Ñ)	17,287	317
RADVision, Ltd. (Æ)	7,800	150
RADWARE, Ltd. (Æ)	13,300	194
RealNetworks, Inc. (Æ)(Ñ)	123,990	1,361
Riverbed Technology, Inc. (Æ)	7,800	187
Rockwell Automation, Inc.	33,096	2,052
Sanmina-SCI Corp. (Æ)	122,700	485
Seachange International, Inc. (Æ)(Ñ)	50,500	424
Seagate Technology (Ñ)	61,562	1,390
Semtech Corp. (Æ)	45,500	593
Sigma Designs, Inc. (Æ)(Ñ)	30,600	643
Sigmatel, Inc. (Æ)(Ñ)	52,800	274
Silicon Image, Inc. (Æ)	40,590	480
Silicon Motion Technology Corp. - ADR (Æ)	7,900	121
Silicon Storage Technology, Inc. (Æ)(Ñ)	88,337	370
Skyworks Solutions, Inc. (Æ)(Ñ)	168,100	1,115
Smith Micro Software, Inc. (Æ)(Ñ)	23,700	403
Solectron Corp. (Æ)(Ñ)	183,300	612
SonicWALL, Inc. (Æ)	77,450	813
Spansion, Inc. Class A (Æ)(Ñ)	1,000	14
SPSS, Inc. (Æ)	2,810	78
Stellent, Inc.	12,100	135
SupportSoft, Inc. (Æ)	11,200	57

44

Sybase, Inc. (Æ)(Ñ)	6,979	170
Sycamore Networks, Inc. (Æ)(Ñ)	128,100	480
Sykes Enterprises, Inc. (Æ)	23,962	486
Syniverse Holdings, Inc. (Æ)	7,854	116
SYNNEX Corp. (Æ)(Ñ)	28,205	633
Synopsys, Inc. (Æ)(Ñ)	98,612	2,220
Tekelec (Æ)(Ñ)	65,200	962
Tessera Technologies, Inc. (Æ)	84,259	2,941
TIBCO Software, Inc. (Æ)	116,380	1,077
Transaction Systems Architects, Inc. (Æ)	56,609	1,908
Triquint Semiconductor, Inc. (Æ)(Ñ)	126,481	569
Tyler Technologies, Inc. (Æ)(Ñ)	16,477	234
Ultimate Software Group, Inc. (Æ)	54,900	1,358
Unisys Corp. (Æ)(Ñ)	275,360	1,801
Utstarcom, Inc. (Æ)(Ñ)	100,590	1,083
Varian, Inc. (Æ)(Ñ)	26,900	1,261
VeriFone Holdings, Inc. (Æ)(Ñ)	7,900	231
Vignette Corp. (Æ)	69,921	1,140
Vocus, Inc. (Æ)	71,900	1,166
Wavecom Sa - ADR (Æ)(Ñ)	20,400	277
webMethods, Inc. (Æ)(Ñ)	79,549	598
Westell Technologies, Inc. Class A (Æ)	37,800	91
Western Digital Corp. (Æ)	53,748	983
Zhone Technologies, Inc. (Æ)(Ñ)	3,300	5
Zoran Corp. (Æ)	25,800	359

		107,823

Utilities - 3.2%
Allete, Inc. (Ñ)	9,400	424
Alliant Energy Corp. (Ñ)	18,659	716
Avista Corp. (Ñ)	23,100	595
Black Hills Corp. (Ñ)	8,542	295
Centerpoint Energy, Inc. (Ñ)	47,400	734
CenturyTel, Inc.	9,850	396
Cincinnati Bell, Inc. (Æ)(Ñ)	92,069	432
Cleco Corp.	6,170	159
CMS Energy Corp. (Æ)(Ñ)	44,700	666
CT Communications, Inc. (Ñ)	27,416	639
Laclede Group, Inc. (The)	2,600	93
Leap Wireless International, Inc. (Æ)(Ñ)	26,520	1,471
NeuStar, Inc. Class A (Æ)(Ñ)	65,239	1,906
New Jersey Resources Corp. (Ñ)	3,700	192
NII Holdings, Inc. (Æ)	22,652	1,473
NorthWestern Corp.	13,714	485
OGE Energy Corp. (Ñ)	30,900	1,192
Pepco Holdings, Inc. (Ñ)	52,060	1,323
Pinnacle West Capital Corp. (Ñ)	22,000	1,052
Portland General Electric Co.	10,080	260
Puget Energy, Inc.	4,400	105
RCN Corp. (Æ)	13,500	390
Southern Union Co.	28,400	786
Southwest Gas Corp.	4,383	157
TECO Energy, Inc.	79,500	1,311
Telephone & Data Systems, Inc.	6,500	317
UGI Corp.	33,300	882
Unisource Energy Corp.	16,700	594
USA Mobility, Inc. (Ñ)	8,017	203
Westar Energy, Inc. (Ñ)	24,238	614

		19,862

45

Total Common Stocks
(cost $516,473)		598,878

Warrants & Rights - 0.0%
Washington Mutual, Inc. 2050 Warrants (Æ)	103,100	11

Total Warrants & Rights
(cost $17)		11

Short-Term Investments - 4.3%
Russell Investment Company Money Market Fund	25,328,001	25,328
United States Treasury Bills (ç)(ž)(§)
4.727% due 12/07/06	200	199
4.891% due 12/07/06	1,000	995

Total Short-Term Investments
(cost $26,522)		26,522

Other Securities - 35.9%
Russell Investment Company Money Market Fund (×)	57,429,305	57,429
State Street Securities Lending Quality Trust (×)	166,374,090	166,374

Total Other Securities
(cost $223,803)		223,803

Total Investments - 136.2%
(identified cost $766,815)		849,214
Other Assets and Liabilities,
Net - (36.2%)		(225,877)

Net Assets - 100.0%		623,337

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 2000 Mini Index (CME) expiration date 12/06 (345)	26,600	1,162

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		1,162

46

Russell Investment Company Equity II Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	3.6
Consumer Discretionary	19.6
Consumer Staples	1.4
Financial Services	18.0
Health Care	11.1
Integrated Oils	0.1
Materials and Processing	8.9
Miscellaneous	1.8
Other Energy	4.4
Producer Durables	6.6
Technology	17.3
Utilities	3.2
Warrants & Rights	—*
Short-Term Investments	4.3
Other Securities	35.9

Total Investments	136.2
Other Assets and Liabilities, Net	(36.2)

100.0

Futures Contracts	0.2

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

47

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48

Russell Investment Company Equity Q Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Equity Q Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	15.87%
5 Years	7.40	%§
10 Years	8.99	%§

Equity Q Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	15.56%
5 Years	7.15	%§
10 Years	8.80	%§

Equity Q Fund - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	15.93%
5 Years	7.41	%§
10 Years	8.99	%§

Russell 1000 Index(R)**

Periods Ended 10/31/06	Total Return
1 Year	16.02%
5 Years	7.92	%§
10 Years	8.87	%§

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Equity Q Fund Class I, Class E and Class Y gained 15.84%, 15.56% and 15.87%, respectively. This compared to the Russell 1000(R) Index, which gained 16.02% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 13.60%. This result serves as a peer comparison and is expressed net of operating expenses.

49

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s money managers typically use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the Russell 1000(R) Index. Examples of those quantitative models are dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. The money managers select stocks that are deemed attractive based upon the quantitative models and factors or characteristics that the money managers’ research has found to be predictive of positive excess returns over the long term.

Two of the primary long-term factors on which the Fund’s money managers select stocks, positive price momentum and positive earnings surprises and revisions, were not rewarded by the market during the fiscal year. This contributed to the Fund’s relative underperformance. Another detractor from performance was an underweight to stocks with higher dividend yields, which significantly outperformed.

The utilities sector posted the best performance of any sector during the fiscal year. This contributed to the Fund’s relative underperformance as the Fund was underweighted in this sector. An underweight in the best-performing industry, cable TV and radio, was the biggest detractor within the utilities sector. Weak stock selection in the strong integrated oil sector as well as in the weak technology sector contributed negatively.

The primary positive contributors to Fund performance were the Fund’s strategy to be fully invested by exposing cash reserves to appropriate markets and its exposure to companies with factor exposures the Fund’s money managers believed to be predictive of positive long-term excess returns. The key factors that were positively rewarded by the market during the fiscal year were low valuation measures and low forecasted growth. The Fund’s performance benefited from an overweight in lower valuation stocks and an underweight in stocks with high forecasted growth. Good stock selection in the strong materials and processing, the weak health care, and the weak consumer discretionary sectors contributed positively to excess returns.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Detracting from performance were weak stock selection in the strong and overweighted integrated oil sector as well as weak selection in the weak and overweighted health care sector. Contributing positively to the Fund’s relative performance were the Fund’s overweight in the strong materials and processing and producer durables sectors coupled with strong stock selection. While the Fund was underweight in the strong financial services sector, strong stock selection in that sector overcame the underweight and contributed positively to performance.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Implementation of this strategy includes periodic rebalancing of the holdings. The select holdings contributed positively to relative performance during the fiscal year, particularly during the third quarter.

Franklin Portfolio Associates, LLC outperformed due to its overweight in lower valuation stocks, as well as less of an emphasis on momentum. Franklin also benefited from strong stock selection, particularly in the health care and materials and processing sectors.

Aronson + Johnson + Ortiz, L.P.’s strong tilt toward lower valuation stocks helped it overcome negative contributions to relative performance caused by its price momentum component and outperform its benchmark. Aronson also benefited from favorable sector allocations, especially an underweight in other energy. Strong stock selection, particularly in the materials and processing, technology, and producer durable sectors contributed positively to its outperformance.

Goldman Sachs Asset Management, L.P. outperformed on the strength of its stock selection, which was particularly strong in the materials and processing and consumer discretionary sectors.

Jacobs Levy Equity Management, Inc. (“JLEM”) was the only money manager to underperform over the course of the year due to both weak sector allocation decisions and poor stock selection. During the period, its underweight in the strong utilities and

50

overweight of the weak health care sectors had the most negative effect on its sector allocation contributions. Weak stock selection in producer durables, materials and processing, and integrated oils also negatively impacted the Fund’s relative performance. During the first 10 months of the fiscal year, JLEM had a long-only investment assignment. Weak stock selection and sector allocations contributed to its underperformance during that time period. Stock selection in the materials and processing, producer durables, and other energy sectors were poor. In August, JLEM’s assignment was changed to a limited long-short strategy. The limited long-short strategy outperformed the Index in the remaining two months of the fiscal year due to stronger stock selection, particularly in the consumer discretionary and utility sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

The target allocation of the select holdings strategy was increased from 5% to 10% in February. Additionally, Jacobs Levy’s long-only mandate was changed to a limited long-short assignment in August. There were no changes to the money manager line-up for the fiscal year ended October 31, 2006. In order to increase the Select Holdings portfolio from a 5% allocation to 10% in February, the target weighting for each of the four money managers in the Fund were reduced.

Money Managers as of October 31, 2006	Style
Aronson+Johnson+Ortiz, L.P.	Market-Oriented
Franklin Portfolio Associates, LLC	Market-Oriented
Goldman Sachs Asset Management, L.P.	Market-Oriented
Jacobs Levy Equity Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 30, 2000. The returns shown for Class Y Shares prior to March 30, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

51

Russell Investment Company Equity Q Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,049.00	$1,020.42
Expenses Paid During Period*	$4.91	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,050.20	$1,021.63
Expenses Paid During Period*	$3.67	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,050.50	$1,021.88
Expenses Paid During Period*	$3.41	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

53

Russell Investment Company Equity Q Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 102.5%
Auto and Transportation - 2.8%
Burlington Northern Santa Fe Corp. (Û)	48,100	3,729
CH Robinson Worldwide, Inc.	18,500	772
Continental Airlines, Inc. Class A (Æ)(Ñ)	12,900	476
CSX Corp.	262,100	9,349
EGL, Inc. (Æ)	10,600	360
Expeditors International Washington, Inc.	22,500	1,067
FedEx Corp. (Û)	32,000	3,665
Goodyear Tire & Rubber Co. (The) (Æ)	43,100	661
Harley-Davidson, Inc. (Ñ)	22,000	1,510
Heartland Express, Inc.	8,800	144
JB Hunt Transport Services, Inc. (Ñ)	46,100	998
Norfolk Southern Corp.	94,000	4,941
Overseas Shipholding Group, Inc.	33,601	2,102
Paccar, Inc.	118,568	7,020
Southwest Airlines Co.	124,200	1,867
Thor Industries, Inc. (Ñ)	27,000	1,183
TRW Automotive Holdings Corp. (Æ)	9,600	246
Union Pacific Corp. (Û)	60,500	5,483

		45,573

Consumer Discretionary - 13.7%
Abercrombie & Fitch Co. Class A	1,900	146
Accenture, Ltd. Class A (Æ)	99,100	3,261
Aeropostale, Inc. (Æ)	23,900	701
American Eagle Outfitters, Inc.	115,400	5,285
American Greetings Corp. Class A	58,400	1,396
AnnTaylor Stores Corp. (Æ)	46,900	2,065
Aramark Corp. Class B	20,200	675
Autonation, Inc. (Æ)	157,699	3,162
Avis Budget Group, Inc. (Æ)	9,800	194
Best Buy Co., Inc. (Û)	60,700	3,354
Big Lots, Inc. (Æ)	61,800	1,303
Brinker International, Inc.	47,800	2,219
CBS Corp. Class B	230,578	6,673
Chipotle Mexican Grill, Inc. Class B (Æ)	6,660	389
Circuit City Stores, Inc.	157,289	4,244
Clear Channel Communications, Inc.	96,600	3,367
Coach, Inc. (Æ)	170,200	6,747
Coldwater Creek, Inc. (Æ)	11,000	335
Corporate Executive Board Co.	11,100	997
Costco Wholesale Corp.	34,300	1,831
Darden Restaurants, Inc.	104,000	4,358
Dillard’s, Inc. Class A	107,400	3,240
DIRECTV Group, Inc. (The) (Æ)	166,800	3,716
DreamWorks Animation SKG, Inc. Class A (Æ)	9,500	251

54

Dress Barn, Inc. (Æ)	29,400	639
Earthlink, Inc. (Æ)	11,100	78
Eastman Kodak Co.	20,700	505
eBay, Inc. (Æ)(Û)	83,500	2,683
EchoStar Communications Corp. Class A (Æ)	38,500	1,368
Electronic Arts, Inc. (Æ)	6,200	328
Estee Lauder Cos., Inc. (The) Class A	69,900	2,823
Expedia, Inc. (Æ)	12,200	198
Family Dollar Stores, Inc.	58,800	1,732
Federated Department Stores, Inc. (Û)	76,300	3,350
Foot Locker, Inc.	49,900	1,157
Gemstar-TV Guide International, Inc. (Æ)	1,000	3
Google, Inc. Class A (Æ)(Û)	16,240	7,737
Guess?, Inc. (Æ)	6,100	347
Hasbro, Inc.	36,800	954
Home Depot, Inc.	30,890	1,153
JC Penney Co., Inc.	75,500	5,680
Jones Apparel Group, Inc.	23,500	785
Kimberly-Clark Corp.	47,335	3,149
Kohl’s Corp. (Æ)	137,100	9,679
Liberty Media Holding Corp. Series A (Æ)	15,015	1,337
Limited Brands, Inc.	34,200	1,008
Lowe’s Cos., Inc.	238,400	7,185
Manpower, Inc.	83,301	5,645
Marriott International, Inc. Class A	84,700	3,538
McDonald’s Corp. (Û)	99,499	4,171
McGraw-Hill Cos., Inc. (The)	151,300	9,709
Men’s Wearhouse, Inc. (The)	17,100	681
NetFlix, Inc. (Æ)	2,900	80
News Corp. Class A	592,000	12,343
Nordstrom, Inc.	68,200	3,229
Office Depot, Inc. (Æ)	228,700	9,603
Omnicom Group, Inc.	26,100	2,648
Phillips-Van Heusen Corp.	6,000	275
Republic Services, Inc. Class A	13,800	566
Robert Half International, Inc.	20,200	738
RR Donnelley & Sons Co.	38,700	1,310
Sears Holdings Corp. (Æ)(Ñ)	7,000	1,221
Sirius Satellite Radio, Inc. (Æ)	70,700	271
Staples, Inc.	26,550	685
Starbucks Corp. (Æ)(Û)	73,800	2,786
Target Corp. (Ñ)(Û)	157,000	9,291
Time Warner, Inc.	966,700	19,344
TJX Cos., Inc.	223,800	6,479
Walt Disney Co.	325,800	10,250
Warner Music Group Corp. (Æ)	2,500	65
Waste Management, Inc.	58,500	2,193
Wendy’s International, Inc.	11,700	405
Williams-Sonoma, Inc. (Ñ)	30,700	1,044
Yum! Brands, Inc. (Ñ)	79,700	4,739

		227,096

Consumer Staples - 5.6%
Altria Group, Inc.	44,600	3,627
Anheuser-Busch Cos., Inc. (Û)	69,600	3,300
Clorox Co.	700	45
Coca-Cola Co. (The) (Û)	126,200	5,896
Coca-Cola Enterprises, Inc.	43,200	865

55

ConAgra Foods, Inc. (Ñ)	57,800	1,512
CVS Corp. (Û)	161,800	5,077
Dean Foods Co. (Æ)	11,700	490
General Mills, Inc.	78,200	4,443
Hormel Foods Corp. (Ñ)	15,800	571
Kraft Foods, Inc. Class A	24,600	846
Kroger Co. (The)	283,835	6,384
Loews Corp. - Carolina Group	23,600	1,365
McCormick & Co., Inc.	53,000	1,982
Pepsi Bottling Group, Inc.	19,900	629
PepsiCo, Inc. (Û)	355,600	22,559
Procter & Gamble Co. (Û)	165,150	10,469
Reynolds American, Inc. (Ñ)	96,700	6,108
Safeway, Inc.	168,000	4,933
Supervalu, Inc.	69,400	2,318
Tyson Foods, Inc. Class A	181,600	2,624
UST, Inc.	53,000	2,839
Whole Foods Market, Inc.	46,400	2,962

		91,844

Financial Services - 24.0%
Aflac, Inc.	99,900	4,488
Alliance Data Systems Corp. (Æ)	24,900	1,512
Allstate Corp. (The)	121,400	7,449
AMBAC Financial Group, Inc.	48,200	4,024
American Express Co. (Û)	36,000	2,081
American International Group, Inc. (Û)	99,500	6,683
AmeriCredit Corp. (Æ)(Ñ)	86,000	2,199
Ameriprise Financial, Inc.	81,320	4,188
AON Corp.	39,300	1,367
Arthur J Gallagher & Co. (Æ)	2,400	67
Automatic Data Processing, Inc. (Û)	80,300	3,970
Bank of America Corp. (Û)	719,255	38,746
Bank of Hawaii Corp.	18,600	970
Bank of New York Co., Inc. (The) (Û)	11,000	378
Boston Properties, Inc. (ö)	3,500	374
Brown & Brown, Inc.	17,900	524
CapitalSource, Inc. (ö)	49,800	1,381
CB Richard Ellis Group, Inc. Class A (Æ)	74,800	2,246
Charles Schwab Corp. (The)	35,700	650
Chubb Corp.	24,600	1,308
Cigna Corp.	3,100	363
Cincinnati Financial Corp.	39,522	1,804
CIT Group, Inc.	72,400	3,768
Citigroup, Inc. (Û)	491,502	24,654
Comerica, Inc.	51,100	2,974
Commerce Group, Inc.	1,400	41
Corus Bankshares, Inc.	8,600	177
Countrywide Financial Corp.	399,600	15,233
Covanta Holding Corp. (Æ)	69,100	1,405
Crescent Real Estate Equities Co. (ö)	20,300	443
Duke Realty Corp. (ö)	14,300	573
Equity Office Properties Trust (ö)	75,900	3,226
FelCor Lodging Trust, Inc. (ö)	10,000	208
Fifth Third Bancorp	8,700	347
First American Corp.	9,800	400
First Data Corp.	33,400	810
First Marblehead Corp. (The) (Ñ)	36,000	2,428

56

Fiserv, Inc. (Æ)	132,000	6,521
Franklin Resources, Inc. (Û)	35,400	4,034
Genworth Financial, Inc. Class A	109,900	3,675
Global Payments, Inc.	38,300	1,674
Goldman Sachs Group, Inc. (Û)	136,400	25,887
HCC Insurance Holdings, Inc.	11,900	401
Hospitality Properties Trust (ö)(Ñ)	14,100	683
Host Hotels & Resorts, Inc. (ö)	153,500	3,540
HRPT Properties Trust (ö)(Ñ)	13,600	162
Hudson City Bancorp, Inc.	53,300	732
IndyMac Bancorp, Inc. (Ñ)	51,000	2,318
IntercontinentalExchange, Inc. (Æ)	7,500	633
Investment Technology Group, Inc. (Æ)	15,300	715
Jones Lang LaSalle, Inc.	15,700	1,444
JPMorgan Chase & Co. (Û)	588,500	27,918
KeyCorp	132,000	4,902
Kimco Realty Corp. (ö)	23,300	1,035
Lehman Brothers Holdings, Inc. (Û)	159,100	12,384
Loews Corp.	228,600	8,897
MBIA, Inc.	55,600	3,448
Mellon Financial Corp.	13,200	512
Merrill Lynch & Co., Inc.	201,900	17,650
Metlife, Inc. (Û)	247,600	14,145
MGIC Investment Corp. (Ñ)	10,300	605
Moody’s Corp.	31,000	2,055
Morgan Stanley (Û)	203,200	15,531
National City Corp. (Ñ)	273,100	10,173
Nationwide Financial Services, Inc.	14,700	749
New Century Financial Corp. (ö)	22,700	894
New Plan Excel Realty Trust (ö)(Ñ)	13,100	377
Northern Trust Corp.	5,300	311
NYSE Group, Inc. (Æ)	9,800	725
Old Republic International Corp.	74,450	1,677
PNC Financial Services Group, Inc.	46,300	3,242
Principal Financial Group, Inc.	57,300	3,237
Progressive Corp. (The)	92,500	2,236
ProLogis (ö)	14,000	886
Prudential Financial, Inc. (Û)	22,200	1,708
Radian Group, Inc.	76,199	4,061
Raymond James Financial, Inc.	10,300	328
Rayonier, Inc. (ö)	26,900	1,103
Regions Financial Corp.	113,790	4,318
Ryder System, Inc.	26,900	1,416
Safeco Corp. (Ñ)	76,200	4,434
SL Green Realty Corp. (ö)	7,200	872
SLM Corp.	14,300	696
Sotheby’s Holdings Class A (Æ)	28,900	1,098
St. Paul Travelers Cos., Inc. (The)	43,900	2,245
Stancorp Financial Group, Inc.	10,000	457
State Street Corp.	25,000	1,606
SunTrust Banks, Inc. (Ñ)	20,200	1,596
Synovus Financial Corp.	21,000	617
T Rowe Price Group, Inc.	19,000	899
TCF Financial Corp.	18,700	487
UnionBanCal Corp.	34,400	1,981
United Rentals, Inc. (Æ)	39,500	936
Unitrin, Inc.	5,900	253

57

US Bancorp	190,300	6,440
Ventas, Inc. (ö)	3,800	148
Wachovia Corp. (Û)	75,118	4,169
Washington Mutual, Inc. (Ñ)(Û)	91,400	3,866
Wells Fargo & Co. (Û)	449,400	16,309
Wilmington Trust Corp.	6,100	254
WR Berkley Corp.	110,150	4,060
Zenith National Insurance Corp.	9,700	451
Zions Bancorporation	4,500	362

		396,637

Health Care - 15.0%
Abbott Laboratories (Û)	67,900	3,226
Aetna, Inc.	178,200	7,345
AmerisourceBergen Corp.	320,000	15,104
Amgen, Inc. (Æ)	378,900	28,762
Becton Dickinson & Co.	88,800	6,219
Bio-Rad Laboratories, Inc. Class A (Æ)	600	44
Biogen Idec, Inc. (Æ)	66,200	3,151
Biomet, Inc. (Æ)(Ñ)	3,200	121
Boston Scientific Corp. (Æ)	109,900	1,749
Bristol-Myers Squibb Co.	106,000	2,623
Cardinal Health, Inc. (Û)	131,700	8,620
Caremark Rx, Inc.	357,700	17,610
Cephalon, Inc. (Æ)	17,700	1,242
Cytyc Corp. (Æ)	28,000	740
Dade Behring Holdings, Inc.	20,800	758
Dentsply International, Inc. (Æ)	28,000	876
Emdeon Corp. (Æ)	156,700	1,826
Express Scripts, Inc. Class A (Æ)	52,800	3,364
Forest Laboratories, Inc. (Æ)	95,300	4,664
Genentech, Inc. (Æ)(Û)	98,200	8,180
Gilead Sciences, Inc. (Æ)	39,800	2,742
Health Net, Inc. (Æ)	50,100	2,080
Humana, Inc. (Æ)	69,800	4,188
Idexx Laboratories, Inc. (Æ)	5,700	474
IMS Health, Inc.	36,500	1,017
Johnson & Johnson (Û)	430,100	28,989
King Pharmaceuticals, Inc. (Æ)	30,700	514
Laboratory Corp. of America Holdings (Æ)	26,600	1,822
McKesson Corp.	287,000	14,376
Medco Health Solutions, Inc. (Æ)	38,100	2,038
Medtronic, Inc.	33,000	1,606
Merck & Co., Inc. (Û)	437,800	19,885
MGI Pharma, Inc. (Æ)	1,000	19
Mylan Laboratories, Inc.	89,000	1,824
Nektar Therapeutics (Æ)	15,400	222
PDL BioPharma, Inc. (Æ)	16,900	357
Pediatrix Medical Group, Inc. (Æ)	600	27
Pfizer, Inc. (Û)	1,491,300	39,743
Pharmaceutical Product Development, Inc.	3,700	117
Schering-Plough Corp. (Û)	148,500	3,288
Sierra Health Services, Inc. (Æ)	8,500	291
Tenet Healthcare Corp. (Æ)	81,800	577
UnitedHealth Group, Inc. (Û)	39,700	1,937
Varian Medical Systems, Inc. (Æ)	10,300	565
WellPoint, Inc. (Æ)(Û)	49,400	3,770

		248,692

58

Integrated Oils - 6.5%
Chevron Corp.	81,900	5,504
ConocoPhillips (Ñ)(Û)	352,974	21,263
Exxon Mobil Corp. (Û)	857,822	61,266
Hess Corp.	59,400	2,518
Marathon Oil Corp. (Û)	201,500	17,410

		107,961

Materials and Processing - 5.5%
Alcoa, Inc.	167,300	4,837
Archer-Daniels-Midland Co. (Û)	257,800	9,925
Ashland, Inc.	39,200	2,317
Avery Dennison Corp. (Ñ)	9,700	613
Bemis Co.	22,700	763
Celanese Corp. Class A	13,900	287
Chaparral Steel Co. (Æ)	15,200	632
Corn Products International, Inc.	10,900	395
Dow Chemical Co. (The) (Û)	124,500	5,078
Eagle Materials, Inc.	61,500	2,257
Eastman Chemical Co.	5,200	317
EI Du Pont de Nemours & Co. (Û)	30,300	1,388
EMCOR Group, Inc. (Æ)	5,000	296
Energizer Holdings, Inc. (Æ)	40,800	3,189
Fluor Corp.	22,000	1,726
Freeport-McMoRan Copper & Gold, Inc. Class B (Ñ)	156,700	9,477
Granite Construction, Inc.	15,400	802
HB Fuller Co.	19,900	493
Hercules, Inc. (Æ)	15,000	273
Huntsman Corp. (Æ)	13,800	238
Jacobs Engineering Group, Inc. (Æ)	16,300	1,231
Lyondell Chemical Co.	60,900	1,563
Masco Corp.	95,200	2,632
Monsanto Co.	92,900	4,108
Mueller Industries, Inc.	10,000	367
Newmont Mining Corp.	5,900	267
Nucor Corp.	156,002	9,112
OM Group, Inc. (Æ)	16,600	946
Packaging Corp. of America	10,400	239
Pactiv Corp. (Æ)	116,400	3,590
PPG Industries, Inc.	30,400	2,079
Praxair, Inc.	500	30
Quanex Corp.	7,800	261
Reliance Steel & Aluminum Co.	30,800	1,058
Rohm & Haas Co.	116,100	6,016
Sherwin-Williams Co. (The)	72,000	4,265
Steel Dynamics, Inc. (Ñ)	45,000	2,705
United States Steel Corp. (Ñ)	18,600	1,257
USG Corp. (Æ)	44,300	2,166
Vulcan Materials Co.	14,100	1,149

		90,344

Miscellaneous - 2.1%
3M Co. (Û)	4,300	339
Eaton Corp.	13,100	949
General Electric Co. (Û)	666,540	23,402
Honeywell International, Inc.	36,100	1,520
ITT Corp.	8,800	479
Johnson Controls, Inc.	40,800	3,327
SPX Corp.	31,600	1,818

59

Textron, Inc.	17,600	1,600
Trinity Industries, Inc.	20,100	725
Tyco International, Ltd.	21,900	644

		34,803

Other Energy - 2.6%
Alon USA Energy, Inc.	12,100	340
Anadarko Petroleum Corp.	81,800	3,797
Apache Corp.	36,700	2,397
Devon Energy Corp.	88,600	5,922
EOG Resources, Inc.	54,000	3,593
Frontier Oil Corp.	16,800	494
Global Industries, Ltd. (Æ)	39,600	657
Halliburton Co. (Û)	73,000	2,362
Helix Energy Solutions Group, Inc. (Æ)	21,200	685
Helmerich & Payne, Inc.	49,200	1,178
Holly Corp.	48,500	2,307
Newfield Exploration Co. (Æ)	56,900	2,321
Oceaneering International, Inc. (Æ)	30,100	1,083
Oil States International, Inc. (Æ)	19,900	578
Patterson-UTI Energy, Inc.	49,400	1,146
Plains Exploration & Production Co. (Æ)	4,500	190
Sunoco, Inc.	33,300	2,202
Superior Energy Services, Inc. (Æ)	14,100	441
Tetra Technologies, Inc. (Æ)	29,400	762
Todco (Æ)	18,200	621
Western Refining, Inc.	20,100	474
XTO Energy, Inc.	208,900	9,747

		43,297

Producer Durables - 5.5%
AGCO Corp. (Æ)	38,500	1,030
Agilent Technologies, Inc. (Æ)	67,900	2,417
Applied Industrial Technologies, Inc.	8,800	253
Boeing Co.	7,700	615
Caterpillar, Inc.	226,500	13,751
Cummins, Inc. (Ñ)	15,400	1,955
Emerson Electric Co.	18,900	1,595
Gardner Denver, Inc. (Æ)	16,600	564
Genlyte Group, Inc. (Æ)	5,400	417
Joy Global, Inc.	26,300	1,029
Lam Research Corp. (Æ)	129,400	6,399
Lexmark International, Inc. Class A (Æ)	14,400	916
Lockheed Martin Corp. (Û)	264,700	23,010
Manitowoc Co., Inc. (The)	27,200	1,493
Mettler Toledo International, Inc. (Æ)	2,600	178
MKS Instruments, Inc. (Æ)	8,200	178
Molex, Inc.	12,000	419
Northrop Grumman Corp.	291,601	19,359
Novellus Systems, Inc. (Æ)	33,100	915
NVR, Inc. (Æ)	1,500	842
Parker Hannifin Corp.	17,800	1,489
Steelcase, Inc. Class A	16,200	268
Technitrol, Inc.	7,300	184
United Technologies Corp.	136,400	8,964
Waters Corp. (Æ)	16,400	817
Xerox Corp. (Æ)	95,500	1,624

		90,681

Technology - 13.2%

60

Advanced Micro Devices, Inc. (Æ)	125,500	2,669
Agere Systems, Inc. (Æ)	46,100	783
Altera Corp. (Æ)	44,700	824
Apple Computer, Inc. (Æ)(Û)	48,600	3,941
Applera Corp. - Applied Biosystems Group	70,900	2,645
Arrow Electronics, Inc. (Æ)	12,400	370
Atmel Corp. (Æ)	254,400	1,463
AVX Corp. (Ñ)	35,300	556
BEA Systems, Inc. (Æ)	165,700	2,696
Benchmark Electronics, Inc. (Æ)	12,600	335
BMC Software, Inc. (Æ)	59,000	1,788
Brocade Communications Systems, Inc. (Æ)	128,500	1,042
Cadence Design Systems, Inc. (Æ)	122,700	2,191
Ciena Corp. (Æ)	45,614	1,072
Cisco Systems, Inc. (Æ)(Û)	1,472,900	35,541
Computer Sciences Corp. (Æ)	96,701	5,111
Conexant Systems, Inc. (Æ)	10,400	20
Electronic Data Systems Corp.	64,800	1,641
F5 Networks, Inc. (Æ)	16,000	1,059
Fairchild Semiconductor International, Inc. (Æ)	29,700	479
Freescale Semiconductor, Inc. Class B	55,900	2,199
General Dynamics Corp.	22,100	1,571
Harris Corp.	38,900	1,657
Hewlett-Packard Co.	700,400	27,134
Ingram Micro, Inc. Class A (Æ)	37,300	769
Integrated Device Technology, Inc. (Æ)	75,300	1,194
Intel Corp. (Û)	308,700	6,588
International Business Machines Corp.	172,500	15,927
Intuit, Inc. (Æ)	169,299	5,976
Jabil Circuit, Inc.	73,600	2,113
LSI Logic Corp. (Æ)	81,900	823
MEMC Electronic Materials, Inc. (Æ)	4,900	174
Micron Technology, Inc. (Æ)	249,900	3,611
Microsoft Corp.	715,500	20,542
Motorola, Inc. (Û)	290,200	6,692
National Semiconductor Corp. (Ñ)	62,700	1,523
NCR Corp. (Æ)	10,300	428
ON Semiconductor Corp. (Æ)	39,900	248
Oracle Corp. (Æ)(Û)	510,900	9,436
QLogic Corp. (Æ)	15,400	317
Qualcomm, Inc. (Û)	204,500	7,442
Raytheon Co.	128,300	6,409
Sanmina-SCI Corp. (Æ)	79,000	312
Seagate Technology, Inc. (Æ)	57,274	—
Spansion, Inc. Class A (Æ)	1,000	14
Sun Microsystems, Inc. (Æ)	728,200	3,954
Sycamore Networks, Inc. (Æ)	74,200	278
Symantec Corp. (Æ)	25,000	496
Synopsys, Inc. (Æ)	87,001	1,958
Tellabs, Inc. (Æ)	15,100	159
Texas Instruments, Inc. (Ñ)	560,100	16,904
Unisys Corp. (Æ)	59,300	388
Utstarcom, Inc. (Æ)	70,500	759
Western Digital Corp. (Æ)	217,200	3,970
Xilinx, Inc.	6,500	166

		218,357

Utilities - 6.0%

61

Alltel Corp.	20,500	1,093
AT&T, Inc. (Û)	486,444	16,661
BellSouth Corp.	93,600	4,221
CenturyTel, Inc.	83,400	3,356
Citizens Communications Co.	35,600	522
Comcast Corp. Class A (Æ)	186,300	7,577
Constellation Energy Group, Inc.	26,100	1,628
Duke Energy Corp.	80,000	2,531
Edison International	82,800	3,679
Embarq Corp. (Æ)	55,840	2,700
FirstEnergy Corp.	49,000	2,884
KeySpan Corp.	43,100	1,749
Leap Wireless International, Inc. Class W (Æ)(Ñ)	6,800	377
Mirant Corp. (Æ)	24,000	710
PG&E Corp.	137,199	5,919
PPL Corp.	85,900	2,965
Qwest Communications International, Inc. (Æ)(Ñ)	123,500	1,066
Sprint Nextel Corp.	74,000	1,383
TXU Corp.	291,799	18,421
Verizon Communications, Inc. (Û)	525,100	19,428

		98,870

Total Common Stocks
(cost $1,420,478)		1,694,155

Short-Term Investments - 2.0%
Russell Investment Company Money Market Fund	29,719,900	29,720
United States Treasury Bills (ç)(ž)(§) 4.891% due 12/07/06	3,000	2,986

Total Short-Term Investments
(cost $32,706)		32,706

Other Securities - 2.9%
Russell Investment Company Money Market Fund (×)	12,288,304	12,288
State Street Securities Lending Quality Trust (×)	35,599,514	35,600

Total Other Securities
(cost $47,888)		47,888

Total Investments - 107.4%
(identified cost $1,501,072)		1,774,749

Securities Sold Short - (4.3%)
Auto and Transportation - (0.2%)
Airtran Holdings, Inc. (Æ)	(24,100)	(240)
AMR Corp. (Æ)	(22,900)	(649)
Continental Airlines, Inc.	(12,800)	(472)
Florida East Coast Industries, Inc. (Æ)	(10,300)	(616)
Genesee & Wyoming, Inc. Class A (Æ)	(4,700)	(132)
Oshkosh Truck Corp.	(5,500)	(249)
Overseas Shipholding Group, Inc.	(8,400)	(525)
Thor Industries, Inc.	(12,600)	(552)
US Airways Group, Inc. (Æ)	(10,400)	(519)
Winnebago Industries, Inc.	(7,100)	(236)

		(4,190)

Consumer Discretionary - (1.0%)
Advance Auto Parts, Inc.	(13,600)	(476)
Allied Waste Industries, Inc. (Æ)	(53,100)	(645)
American Greetings Corp.	(18,900)	(452)
Borders Group, Inc.	(31,600)	(651)
Boyd Gaming Corp.	(4,100)	(162)
Cheesecake Factory, Inc. (The) (Æ)	(8,500)	(240)
ChoicePoint, Inc. (Æ)	(7,700)	(280)
Cogent, Inc. (Æ)	(4,700)	(54)

62

Fastenal Co.	(34,700)	(1,396)
Guitar Center, Inc. (Æ)	(7,200)	(312)
Hearst-Argyle Television, Inc.	(8,700)	(219)
Hewitt Associates, Inc. Class A (Æ)	(40,500)	(1,014)
Interpublic Group of Cos., Inc. (Æ)	(114,500)	(1,249)
Las Vegas Sands Corp. (Æ)	(22,800)	(1,738)
Live Nation, Inc. (Æ)	(3,400)	(72)
Navigant Consulting, Inc. (Æ)	(3,600)	(64)
Pacific Sunwear of California, Inc. (Æ)	(29,000)	(511)
Panera Bread Co. Class A (Æ)	(9,000)	(556)
Quiksilver, Inc. (Æ)	(3,800)	(53)
RadioShack Corp.	(41,500)	(741)
Reader’s Digest Association, Inc. (The)	(38,200)	(549)
Regis Corp.	(2,600)	(98)
Saks, Inc.	(28,300)	(547)
Service Corp. International	(66,200)	(604)
Station Casinos, Inc.	(3,900)	(235)
Tractor Supply Co. (Æ)	(3,100)	(150)
Under Armour, Inc. Class A (Æ)	(2,800)	(130)
Urban Outfitters, Inc. (Æ)	(9,200)	(161)
Waste Connections, Inc. (Æ)	(8,700)	(354)
Yahoo!, Inc. (Æ)	(77,500)	(2,042)

		(15,755)

Consumer Staples - (0.1%)
Rite Aid Corp. (Æ)	(12,900)	(60)
Tootsie Roll Industries, Inc.	(6,000)	(191)
Tyson Foods, Inc.	(42,900)	(620)

		(871)

Financial Services - (0.9%)
Eaton Vance Corp.	(59,800)	(1,856)
eFunds Corp. (Æ)	(1,000)	(25)
Fannie Mae	(13,000)	(770)
Federated Investors, Inc. Class B	(18,300)	(628)
First Data Corp.	(41,100)	(997)
Fremont General Corp.	(15,600)	(227)
General Growth Properties, Inc. (ö)	(21,300)	(1,106)
Global Signal, Inc. (Æ)(ö)	(8,700)	(472)
Greenhill & Co., Inc.	(11,300)	(768)
H&R Block, Inc.	(63,300)	(1,384)
Investors Financial Services Corp.	(14,100)	(554)
Kronos, Inc. (Æ)	(1,900)	(64)
LandAmerica Financial Group, Inc.	(13,000)	(820)
MBIA, Inc.	(5,500)	(341)
Piper Jaffray Cos., Inc. (Æ)	(6,700)	(463)
Potlatch Corp. (Æ)(ö)	(800)	(33)
Redwood Trust, Inc. (Æ)(ö)	(2,600)	(143)
SEI Investments Co.	(21,400)	(1,204)
Sovereign Bancorp, Inc.	(27,700)	(661)
State Auto Financial Corp.	(1,600)	(51)
United Rentals, Inc.	(9,000)	(213)
UnumProvident Corp.	(47,600)	(942)
Vornado Realty Trust (ö)	(4,100)	(489)

		(14,211)

Health Care - (0.3%)
Abraxis BioScience, Inc. (Æ)	(11,500)	(303)
Adams Respiratory Therapeutics, Inc. (Æ)	(7,700)	(332)
Affymetrix, Inc. (Æ)	(12,500)	(319)

63

Alexion Pharmaceuticals, Inc. (Æ)	(13,200)	(493)
Gilead Sciences, Inc.	(26,600)	(1,833)
Inverness Medical Innovations, Inc. (Æ)	(4,000)	(151)
Omnicare, Inc.	(32,100)	(1,216)
United Therapeutics Corp. (Æ)	(5,400)	(323)

		(4,970)

Integrated Oils - 0.0%
Delta Petroleum Corp. (Æ)	(8,300)	(213)
Murphy Oil Corp.	(12,000)	(566)

		(779)

Materials and Processing - (0.2%)
Century Aluminum Co. (Æ)	(10,700)	(417)
Clarcor, Inc.	(500)	(16)
Energy Conversion Devices, Inc. (Æ)	(8,100)	(298)
Hexcel Corp. (Æ)	(17,900)	(290)
Lone Star Technologies, Inc. (Æ)	(6,800)	(328)
Mosaic Co. (The) (Æ)	(26,400)	(494)
Scotts Miracle-Gro Co. (The) Class A	(22,700)	(1,123)
Shaw Group, Inc. (The) (Æ)	(23,000)	(611)

		(3,577)

Miscellaneous - 0.0%
Walter Industries, Inc.	(16,400)	(762)

Other Energy - (0.4%)
Arch Coal, Inc.	(27,500)	(952)
ATP Oil & Gas Corp. (Æ)	(2,500)	(108)
Baker Hughes, Inc.	(4,100)	(283)
Cabot Oil & Gas Corp.	(5,700)	(302)
Consol Energy, Inc.	(21,000)	(743)
Crosstex Energy, Inc. (Æ)	(3,700)	(355)
El Paso Corp.	(103,200)	(1,414)
Equitable Resources, Inc.	(10,300)	(417)
Massey Energy Co. (Æ)	(34,500)	(871)
Noble Energy, Inc.	(2,500)	(122)
PetroHawk Energy Corp. (Æ)	(7,600)	(86)
Pogo Producing Co.	(20,900)	(935)
SEACOR Holdings, Inc. (Æ)	(5,000)	(447)

		(7,035)

Producer Durables - (0.5%)
ACCO Brands Corp. (Æ)	(11,700)	(284)
American Power Conversion Corp.	(4,500)	(136)
Beazer Homes USA, Inc. (Æ)	(12,000)	(520)
Centex Corp.	(31,400)	(1,642)
Crown Castle International Corp. (Æ)	(44,400)	(1,494)
Dionex Corp. (Æ)	(12,700)	(691)
Entegris, Inc. (Æ)	(30,800)	(345)
MDC Holdings, Inc.	(11,200)	(559)
Pitney Bowes, Inc.	(37,500)	(1,752)
SBA Communications Corp. Class A (Æ)	(11,900)	(318)
Standard-Pacific Corp.	(30,000)	(727)

		(8,468)

Technology - (0.5%)
American Reprographics Co. (Æ)	(17,200)	(611)
Amphenol Corp. Class A	(8,400)	(570)
Avid Technology, Inc. (Æ)	(1,900)	(69)
Dell, Inc. (Æ)	(59,400)	(1,445)
EMC Corp. (Æ)	(42,400)	(519)
Juniper Networks, Inc. (Æ)	(52,000)	(896)

64

Maxim Integrated Products, Inc.	(48,900)	(1,468)
Microchip Technology, Inc.	(55,300)	(1,821)
Palm, Inc. (Æ)	(7,700)	(118)
SRA International, Inc. Class A (Æ)	(4,000)	(128)
Inc. (Æ)	(4,400)	(148)

		(7,793)

Utilities - (0.2%)
Atmos Energy Corp.	(17,100)	(525)
Black Hills Corp.	(1,200)	(41)
CenturyTel, Inc.	(19,100)	(769)
Comcast Corp.	(19,600)	(797)
Southern Union Co.	(15,500)	(429)

		(2,561)

Total Securities Sold Short
(proceeds $67,017)		(70,972)

Other Assets and Liabilities,
Net - (3.1%)		(51,938)

Net Assets - 100.0%		1,651,839

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Index expiration date 12/06 (20)	7,503	418
Russell 1000 Mini Index (CME) expiration date 12/06 (8)	600	31
S&P 500 E-Mini Index (CME) expiration date 12/06 (66)	4,565	221
S&P 500 Index (CME) expiration date 12/06 (5)	1,729	—
S&P Midcap 400 E-Mini
Index (CME) expiration date 12/06 (188)	14,828	782

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		1,452

65

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	2.8
Consumer Discretionary	13.7
Consumer Staples	5.6
Financial Services	24.0
Health Care	15.0
Integrated Oils	6.5
Materials and Processing	5.5
Miscellaneous	2.1
Other Energy	2.6
Producer Durables	5.5
Technology	13.2
Utilities	6.0
Short-Term Investments	2.0
Other Securities	2.9

Total Investments	107.4
Securities Sold Short	(4.3)
Other Assets and Liabilities, Net	(3.1)

100.0

Futures Contracts	(—)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

66

Russell Investment Company International Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

International Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	27.17%
5 Years	14.15	%§
10 Years	7.05	%§

International Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	26.84%
5 Years	13.92	%§
10 Years	6.88	%§

International Fund - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	27.24%
5 Years	14.23	%§
10 Years	7.10	%§

MSCI EAFE Index**

Periods Ended 10/31/06	Total Return
1 Year	27.52%
5 Years	14.56	%§
10 Years	7.34	%§

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the International Fund Class I, Class E and Class Y gained 27.17%, 26.84% and 27.24%, respectively. This compared to the MSCI EAFE(R) Index, which gained 27.52% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) International Funds Average returned 26.25%. This result serves as a peer comparison and is expressed net of operating expenses.

67

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For most of the period, the Fund had a slight tilt towards growth stocks. The Fund had a small valuation premium to the market and slightly above-market forecasted growth rates. This was due to the money managers’ views that growth stocks were undervalued relative to value stocks. This positioning and negative contributions to relative performance caused by factors such as price momentum, above-market growth and yield underweight detracted from Fund performance overall. In addition, the Fund was underweight in high dividend yielding stocks and overweight in stocks with positive price momentum. These factors were well rewarded at the end of 2005 and into 2006, but in May of 2006, market sentiment reversed and began to reward stocks with higher dividend yields, and more defensive, predictable earnings streams. This shift in market strength proved difficult for most active managers. While the Fund had some exposure to this area of the market through money managers such as MFS Institutional Advisors, Inc. and Mondrian Investment Partners Limited, the Fund’s overall orientation favoring positive momentum and away from high yield hurt performance. Two chief detractors in this regard were Axiom International Investors LLC and Marvin & Palmer Associates, Inc. Their focus on high growth stocks led to a level of underperformance in the last five months that negatively impacted the overall Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Sector allocation did not contribute to performance. The Fund’s overweight to the energy sector and underweight in the financial services sector detracted from performance. Within the energy sector, however, the Fund benefited from stock selection with an overweight in the better performing equipment and services companies rather than oil and gas companies.

An overweight to European stocks within the industrials sector proved to be favorable. Vallourec S.A., a French manufacturer of steel tubing, was among the top contributors to Fund performance. Vallourec benefited from many of the favorable trends experienced by energy companies. Telecommunications stocks, especially wireless services, underperformed the broad benchmark, and the Fund benefited from its underweight to this sector. On the negative side, stock selection within the consumer discretionary sector was ineffective. Rakuten Inc., an internet retail store in Japan, in particular, detracted from returns. Stock selection within the health care sector was also a detractor to Fund performance as many of the pharmaceutical companies viewed favorably by the Fund’s money managers failed to keep pace with the broad market.

At the country level, stock selection was best in the U.K. due to an overweight position in staples combined with an underweight to the large oil and gas companies such as BG Group, BP, and Royal Dutch Shell. An underweight to Japanese local industrial companies and good stock selection in the financial services sector contributed positively to performance. Emerging markets exposure was a slight detractor to Fund performance. Despite strength among emerging markets in general, stock selection decisions produced less effective results. Non-U.S. currency exposure had a slightly positive effect on performance during the year due to U.S. dollar weakness.

Value money managers in the Fund tended to have the best returns during the period. AllianceBernstein L.P. benefited from broad value exposure and strong stock selection. Mondrian performed well largely due to its preference for cash generating, high dividend yielding stocks and its underweight to Japan.

MFS, a growth money manager with a focus on earnings quality, outperformed for the period due to its more defensive-growth orientation. Aggressive growth money managers such as Marvin & Palmer and Axiom, with exposure to price momentum, underperformed. These money managers’ portfolios contained a high level of forecasted growth potential that was not rewarded by the market during the latter half of the year.

Describe any changes to the Fund’s structure or the money manager line-up.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. The select holdings strategy was implemented in the Fund at a 5% target weight at the end of September 2006.

68

During the year, RIMCo increased the Fund’s allowable exposure to emerging markets to further expand the investable universe.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
AQR Capital Management, LLC	Market-Oriented
Axiom International Investors, LLC	Growth
Fidelity Management & Research Company	Market-Oriented
Marvin & Palmer Associates, Inc.	Growth
MFS Institutional Advisors, Inc.	Growth
Mondrian Investment Partners Limited	Value
The Boston Company Asset Management, LLC	Value
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

69

Russell Investment Company International Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,019.20	$1,019.31
Expenses Paid During Period*	$5.95	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

70

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,020.40	$1,020.57
Expenses Paid During Period*	$4.69	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,020.80	$1,020.82
Expenses Paid During Period*	$4.43	$4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

71

Russell Investment Company International Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 92.0%
Australia - 3.5%
AGL Energy, Ltd. (Æ)(Ñ)	10,400	124
Alinta, Ltd.	6,006	49
Amcor, Ltd.	754,375	4,042
AMP, Ltd.	121,498	894
Aristocrat Leisure, Ltd.	84,625	913
Australia & New Zealand Banking Group, Ltd.	84,725	1,905
Australian Stock Exchange, Ltd.	11,700	321
Australian Wealth Management, Ltd.	158,350	319
AXA Asia Pacific Holdings, Ltd. (Ñ)	30,604	158
BHP Billiton, Ltd. (Ñ)	229,779	4,854
Billabong International, Ltd.	29,100	353
Boral, Ltd.	29,900	168
Bradken, Ltd.	26,901	127
Caltex Australia, Ltd.	9,068	156
Centro Properties Group	20,800	124
Coca-Cola Amatil, Ltd. (Ñ)	195,476	1,054
Coles Myer, Ltd.	278,929	2,933
Commonwealth Bank of Australia	27,374	1,011
Computershare, Ltd.	111,200	663
CSR, Ltd.	62,264	156
David Jones, Ltd. (Ñ)	70,000	196
DB RREEF Trust	41,660	53
Downer EDI, Ltd.	59,629	297
Dyno Nobel, Ltd. (Æ)	43,400	79
Foster’s Group, Ltd.	1,141,636	5,702
Futuris Corp., Ltd.	63,846	87
Goodman Fielder, Ltd.	44,429	72
GPT Group (Ñ)	41,700	152
Harvey Norman Holdings, Ltd. (Ñ)	27,395	77
Insurance Australia Group, Ltd.	154,220	663
Investa Property Group	9,267	17
Leighton Holdings, Ltd. (Ñ)	8,599	142
Lend Lease Corp., Ltd.	9,655	126
Macquarie Airports Management, Ltd.	388,400	965
Macquarie Bank, Ltd. (Ñ)	17,358	1,002
Macquarie Goodman Group	23,987	123
Macquarie Infrastructure Group	28,207	74
McGuigan Simeon Wines, Ltd.	70,457	144
Metcash, Ltd. (Ñ)	73,621	244
Minara Resources, Ltd. (Æ)	9,631	40
Mirvac Group	7,900	30
National Australia Bank, Ltd.	524,134	15,496
Newcrest Mining, Ltd.	5,729	106
OneSteel, Ltd. (Ñ)	69,543	227

72

Oxiana, Ltd. (Æ)	18,534	48
Pacific Brands, Ltd.	109,603	225
PaperlinX, Ltd.	35,465	113
Promina Group, Ltd.	33,662	177
Publishing & Broadcasting, Ltd. (Ñ)	18,530	278
Qantas Airways, Ltd.	64,786	213
QBE Insurance Group, Ltd. (Ñ)	155,315	2,971
Ramsay Health Care, Ltd.	26,815	223
Rinker Group, Ltd.	39,160	562
Rio Tinto, Ltd. (Ñ)	7,423	451
Santos, Ltd.	21,571	177
Sims Group, Ltd.	5,604	94
Smorgon Steel Group, Ltd.	18,477	24
Sons of Gwalia, Ltd. (Æ)	22,400	—
Stockland (Ñ)	28,400	167
Suncorp-Metway, Ltd. (Ñ)	15,458	249
Symbion Health, Ltd. (Ñ)	133,817	340
TABCORP Holdings, Ltd. (Ñ)	128,509	1,642
Tattersall’s, Ltd. (Æ)(Ñ)	29,926	84
Telstra Corp., Ltd. (Ñ)	1,174,067	3,600
Transurban Group (Ñ)	46,300	259
United Group, Ltd. (Ñ)	25,100	284
Wesfarmers, Ltd. (Ñ)	79,020	2,113
Westfield Group	29,794	430
Westpac Banking Corp.	41,577	771
Woodside Petroleum, Ltd.	1,011	29
Woolworths, Ltd.	174,128	2,790
Zinifex, Ltd.	27,511	323

		65,075

Austria - 0.5%
Erste Bank der Oesterreichischen Sparkassen AG (Ñ)	90,280	6,147
OMV AG	20,000	1,087
Verbund - Oesterreichische Elektrizitaetswirtschafts AG Class A	9,800	489
Voestalpine AG (Ñ)	37,100	1,750

		9,473

Belgium - 1.1%
Belgacom SA	24,994	1,023
Delhaize Group	12,890	1,042
Dexia	5,139	139
Fortis (Ñ)	256,243	10,750
Fortis	95,657	4,015
KBC Groep NV	28,508	3,114
UCB SA	12,998	805

		20,888

Bermuda - 0.4%
CNPC Hong Kong, Ltd.	310,000	155
Cofco International, Ltd.	78,000	69
Esprit Holdings, Ltd.	244,000	2,362
Great Eagle Holdings, Ltd.	35,000	94
Jardine Matheson Holdings, Ltd.	102,500	2,050
Kerry Properties, Ltd. (Ñ)	23,500	87
Li & Fung, Ltd.	928,600	2,430
Orient Overseas International, Ltd.	25,900	113
People’s Food Holdings, Ltd.	42,000	32
TPV Technology, Ltd.	128,000	107
Vostok Nafta Investment, Ltd. (Æ)	10,825	686

		8,185

73

Brazil - 0.2%
Cia Vale do Rio Doce - ADR	27,100	689
Gerdau SA - ADR (Ñ)	56,100	829
Petroleo Brasileiro SA - ADR (Æ)	14,640	1,300
Unibanco - Uniao de Bancos Brasileiros SA - ADR	7,000	551

		3,369

Canada - 1.2%
Bombardier, Inc. (Æ)	45,989	158
Cameco Corp.	27,400	962
Canadian Imperial Bank of Commerce (Ñ)	19,700	1,537
Canadian National Railway Co.	38,300	1,825
Canadian Natural Resources, Ltd.	28,600	1,489
EnCana Corp. (Ñ)	11,200	532
Gerdau Ameristeel Corp.	37,900	386
ING Canada, Inc.	13,100	690
Nexen, Inc.	23,922	1,276
Potash Corp. of Saskatchewan	8,100	1,012
Research In Motion, Ltd. (Æ)	43,800	5,146
Rogers Communications, Inc. Class B	67,400	4,033
SNC-Lavalin Group, Inc.	62,300	1,701
Teck Cominco, Ltd. Class B	16,400	1,208
Toronto-Dominion Bank (Ñ)	11,800	684

		22,639

Cayman Islands - 0.1%
Chaoda Modern Agriculture	88,000	53
Foxconn International Holdings, Ltd. (Æ)	363,000	1,207

		1,260

China - 0.3%
China Life Insurance Co., Ltd. Class H (Ñ)	1,670,000	3,517
China Merchants Bank Co., Ltd. (Æ)(Ñ)	108,500	170
China Telecom Corp., Ltd. Class H	914,000	344
PetroChina Co., Ltd. Class H	532,000	586
Ping An Insurance (Group) Co. of China, Ltd. Class H (Ñ)	86,000	299

		4,916

Denmark - 0.1%
Carlsberg A/S Class B	4,700	404
Danske Bank A/S	12,900	541
FLSmidth & Co. A/S	9,050	477
Genmab A/S (Æ)	6,500	291
Novo-Nordisk A/S Class B	13,050	985

		2,698

Finland - 0.7%
Cargotec Corp. Class B	5,040	229
Fortum OYJ	112,571	3,098
Kesko OYJ Class B	3,939	186
M-real OYJ Class B	89,470	528
Metso OYJ	11,700	508
Neste Oil OYJ (Ñ)	18,417	580
Nokia OYJ	92,719	1,840
Nokia OYJ - ADR	4,653	93
Orion OYJ Class B (Æ)(Ñ)	13,000	260
Rautaruukki OYJ	32,551	1,075
UPM-Kymmene OYJ	184,951	4,695

		13,092

France - 11.9%
Air France-KLM	37,612	1,340
Air Liquide SA (Ñ)	30,922	6,583

74

Alcatel SA	67,506	857
Alstom RGPT (Æ)	27,600	2,547
Arkema (Æ)	14,774	721
Assurances Generales de France	8,700	1,221
AXA SA (Ñ)	305,276	11,630
BNP Paribas (Ñ)	194,720	21,410
Capgemini SA (Ñ)	17,415	989
Carrefour SA (Ñ)	63,072	3,843
Casino Guichard Perrachon SA	7,139	606
Christian Dior SA	8,460	904
Cie de Saint-Gobain (Ñ)	73,194	5,395
Cie Generale d’Optique Essilor International SA (Ñ)	18,537	1,945
CNP Assurances (Ñ)	10,702	1,126
Credit Agricole SA (Ñ)	342,160	14,546
Eiffage SA (Ñ)	7,902	726
Electricite de France	12,361	750
France Telecom SA (Ñ)	254,591	6,612
Gaz de France SA (Ñ)	36,770	1,478
Groupe Danone (Ñ)	57,335	8,401
Iliad SA	13,092	1,118
L’Oreal SA	18,130	1,763
Lafarge SA (Ñ)	9,495	1,276
Lagardere SCA (Ñ)	14,390	1,035
Legrand SA (Ñ)	57,940	1,642
LVMH Moet Hennessy Louis Vuitton SA (Ñ)	42,694	4,449
Natexis Banques Populaires	3,464	958
Nexans SA	3,501	314
Pernod-Ricard SA (Ñ)	16,990	3,402
Peugeot SA (Ñ)	17,650	1,014
PPR SA	38,881	5,801
Renault SA (Ñ)	90,544	10,591
Sanofi-Aventis (Ñ)	171,522	14,580
Sanofi-Aventis	2,746	233
Schneider Electric SA (Ñ)	61,587	6,398
Societe BIC SA	3,555	229
Societe Generale (Ñ)	117,168	19,470
Sodexho Alliance SA (Ñ)	12,700	682
Suez SA (Ñ)	86,972	3,892
Suez SA (Æ)(Ñ)	27,332	—
Thomson (Æ)(Ñ)	71,850	1,239
Total SA (Ñ)	370,604	25,093
Total SA - ADR	21,452	1,462
Unibail (Ñ)	13,752	2,994
Valeo SA (Ñ)	43,997	1,656
Vallourec SA (Ñ)	26,776	6,664
Veolia Environnement (Ñ)	116,472	7,131
Vivendi Universal SA	39,310	1,489

		220,205

Germany - 6.4%
Aareal Bank AG (Æ)(Ñ)	4,250	181
Allianz SE	28,151	5,225
BASF AG	16,900	1,490
Bayer AG	330,274	16,629
Bayerische Motoren Werke AG	9,400	540
Bilfinger Berger AG	15,800	985
Celanese AG (Ñ)	1,000	89
Celesio AG	8,474	437

75

Continental AG	46,700	5,222
DaimlerChrysler AG	14,788	844
Deutsche Bank AG	33,388	4,202
Deutsche Boerse AG	44,515	7,178
Deutsche Lufthansa AG	131,608	3,035
Deutsche Post AG	121,530	3,366
Deutsche Telekom AG	184,153	3,187
E.ON AG	159,053	19,082
GEA Group AG	26,541	477
Hannover Rueckversicherung AG (Æ)(Ñ)	36,690	1,557
Hochtief AG	11,325	740
Infineon Technologies AG (Æ)	181,060	2,204
KarstadtQuelle AG (Æ)(Ñ)	22,022	517
Lanxess AG (Æ)	22,180	1,014
Linde AG	8,892	881
MAN AG	63,489	5,644
Medion AG (Ñ)	23,550	250
Merck KGaA	18,100	1,908
Metro AG	31,750	1,886
Muenchener Rueckversicherungs AG	32,126	5,215
Praktiker Bau- und Heimwerkermaerkte AG	6,181	197
Rheinmetall AG	5,733	412
RWE AG	102,351	10,115
Salzgitter AG	27,117	2,901
SAP AG	15,400	3,064
Siemens AG	43,165	3,884
Suedzucker AG	21,965	542
ThyssenKrupp AG	883	33
TUI AG (Ñ)	44,400	971
Volkswagen AG (Ñ)	15,955	1,574
Wacker Chemie AG (Æ)	9,600	1,154
Wincor Nixdorf AG	2,502	348

		119,180

Greece - 0.3%
Alpha Bank AE	50,700	1,476
EFG Eurobank Ergasias SA	55,560	1,848
Public Power Corp.	55,640	1,420

		4,744

Hong Kong - 1.7%
Bank of East Asia, Ltd.	71,200	340
BOC Hong Kong Holdings, Ltd. (Ñ)	2,106,000	4,712
Cheung Kong Holdings, Ltd.	49,200	535
China Mobile, Ltd.	546,000	4,437
China Netcom Group Corp. Hong Kong, Ltd. (Ñ)	132,000	235
China Resources Power Holdings Co.	58,000	72
Citic Pacific, Ltd.	176,100	541
CNOOC, Ltd. (Ñ)	1,842,000	1,549
Dah Sing Financial Holdings, Ltd. (Æ)	6,000	53
Guangdong Investment, Ltd.	126,000	53
Guangzhou Investment Co., Ltd.	798,000	154
Hang Seng Bank, Ltd.	42,800	545
Henderson Land Development Co., Ltd. (Ñ)	34,000	187
Hong Kong Exchanges and Clearing, Ltd.	270,000	2,139
HongKong Electric Holdings	657,500	3,094
Hopewell Holdings (Ñ)	37,000	110
Hutchison China Meditech, Ltd. (Æ)	2	—
Hutchison Telecommunications International, Ltd. (Æ)(Ñ)	685,000	1,319

76

Hutchison Whampoa, Ltd.	186,100	1,651
Link REIT (The) (Æ)(ö)	433,500	892
Melco International Development	488,000	1,196
New World Development, Ltd.	107,000	183
Shenzhen Investment, Ltd. (Ñ)	162,000	64
Shun TAK Holdings, Ltd.	1,478,000	1,954
Sino Land Co. (Ñ)	344,293	599
Sun Hung Kai Properties, Ltd.	104,000	1,137
Swire Pacific, Ltd.	25,900	274
Television Broadcasts, Ltd.	33,000	189
Wharf Holdings, Ltd.	669,537	2,273
Wheelock & Co., Ltd.	52,000	94

		30,581

Hungary - 0.0%
MOL Hungarian Oil and Gas PLC	5,900	587

India - 0.1%
State Bank of India, Ltd. - GDR	15,300	964

Indonesia - 0.1%
Bank Central Asia Tbk PT	2,869,500	1,464
Telekomunikasi Indonesia Tbk PT	1,230,500	1,135
Telekomunikasi Indonesia Tbk PT - ADR	5,423	198

		2,797

Ireland - 0.5%
Allied Irish Banks PLC	54,300	1,483
Bank of Ireland	7,600	153
Bank of Ireland PLC	117,084	2,357
CRH PLC	51,439	1,815
Elan Corp. PLC - ADR (Æ)(Ñ)	122,800	1,778
Ryanair Holdings PLC - ADR (Æ)(Ñ)	36,713	2,453

		10,039

Israel - 0.0%
Teva Pharmaceutical Industries, Ltd. - ADR	21,200	699

Italy - 3.7%
Amplifon SpA	23,152	174
Assicurazioni Generali SpA (Ñ)	82,660	3,280
Banca Intesa SpA (Ñ)	1,294,268	8,847
Banco Popolare di Verona e Novara SCRL (Ñ)	65,378	1,759
Benetton Group SpA	26,860	509
Buzzi Unicem SpA (Ñ)	62,360	1,643
Capitalia SpA (Ñ)	27,784	246
Enel SpA (Ñ)	180,350	1,731
ENI SpA (Ñ)	499,174	15,054
ERG SpA (Ñ)	27,249	571
Esprinet SpA	9,280	167
Fastweb	26,300	1,302
Fiat SpA (Æ)(Ñ)	116,400	2,056
Fondiaria-Sai SpA (Ñ)	67,127	2,991
Italcementi SpA (Ñ)	42,372	1,124
Lottomatica SpA (Ñ)	27,610	1,008
Mediaset SpA	182,280	2,045
Milano Assicurazioni SpA	120,800	942
Parmalat Finanziaria SpA (Æ)	46,200	—
Saipem SpA (Ñ)	35,900	846
SanPaolo IMI SpA	12,303	263
Saras SpA (Æ)(Ñ)	213,760	1,114
Telecom Italia SpA	390,553	987
Toro Assicurazioni SpA	9,374	252

77

UniCredito Italiano SpA (Ñ)	2,114,966	17,535
Unipol SpA	345,630	1,195

		67,641

Japan - 19.3%
77 Bank, Ltd. (The)	151,500	996
Access Co., Ltd. (Æ)(Ñ)	31	207
Aderans Co., Ltd. (Ñ)	6,800	158
Aeon Co., Ltd. (Ñ)	118,400	2,789
Aeon Credit Service Co., Ltd. (Ñ)	52,900	1,183
Aida Engineering, Ltd.	34,000	205
Aiful Corp.	26,253	907
Aioi Insurance Co., Ltd.	26,000	179
Ajinomoto Co., Inc.	83,100	961
Alpen Co., Ltd.	11,200	337
Amada Co., Ltd.	31,000	308
Asahi Breweries, Ltd.	18,200	259
Asahi Glass Co., Ltd. (Ñ)	255,000	2,937
Asahi Kasei Corp.	69,000	441
Astellas Pharma, Inc.	38,700	1,744
Bandai Visual Co., Ltd.	66	207
Bank of Nagoya, Ltd. (The)	16,000	109
Bridgestone Corp. (Ñ)	125,900	2,627
Brother Industries, Ltd.	33,000	416
Calsonic Kansei Corp.	33,000	215
Canon Marketing Japan, Inc.	6,800	161
Canon, Inc.	429,995	23,052
Central Japan Railway Co.	115	1,239
Chiba Bank, Ltd. (The)	21,000	188
Chubu Electric Power Co., Inc.	23,800	659
Chugai Pharmaceutical Co., Ltd. (Ñ)	78,200	1,605
Credit Saison Co., Ltd.	11,400	412
Cyber Communications, Inc. (Ñ)	58	88
Dai Nippon Printing Co., Ltd.	11,000	164
Daiei, Inc. (The) (Æ)(Ñ)	16,500	310
Daiichi Sankyo Co., Ltd.	105,800	3,148
Daikin Industries, Ltd. (Ñ)	15,500	437
Daishi Bank, Ltd. (The) (Æ)	10,000	41
Daiwa House Industry Co., Ltd.	11,000	198
Daiwa Securities Group, Inc.	115,000	1,305
Denki Kagaku Kogyo Kabushiki Kaisha	39,000	148
Denso Corp.	10,800	412
Dentsu, Inc. (Ñ)	785	2,161
East Japan Railway Co.	367	2,567
EDION Corp.	63,700	918
Eighteenth Bank, Ltd. (The)	3,000	14
Eisai Co., Ltd.	85,100	4,359
Electric Power Development Co., Ltd.	6,300	262
Elpida Memory, Inc. (Æ)	48,200	2,250
Exedy Corp.	11,500	337
Fancl Corp. (Ñ)(p)	28,400	371
Fanuc, Ltd.	32,500	2,821
Frontier Real Estate Investment Corp. (ö)	21	168
Fuji Electric Holdings Co., Ltd. (Ñ)	23,000	125
Fuji Fire & Marine Insurance Co., Ltd. (The)	37,000	148
Fuji Heavy Industries, Ltd.	109,000	629
FUJIFILM Holdings Corp.	73,700	2,735
Fujikura, Ltd.	20,000	214

78

Fujitsu, Ltd.	165,000	1,346
Funai Electric Co., Ltd. (Ñ)	13,970	1,224
Hachijuni Bank, Ltd. (The)	11,000	78
Higo Bank, Ltd. (The)	6,000	42
Hino Motors, Ltd. (Ñ)	321,000	1,586
Hiroshima Bank, Ltd. (The)	41,000	245
Hitachi Koki Co., Ltd. (Ñ)	28,000	399
Hitachi, Ltd.	382,000	2,205
Honda Motor Co., Ltd.	89,700	3,175
Hoya Corp.	18,600	719
Hyakugo Bank, Ltd. (The)	6,000	38
Hyakujushi Bank, Ltd. (The)	5,000	31
Ibiden Co., Ltd.	35,800	1,876
Inpex Holdings, Inc. (Æ)	74	605
Itochu Corp.	86,000	685
Itochu-Shokuhin Co., Ltd.	7,000	233
Iyo Bank, Ltd. (The)	10,000	99
Izumi Co., Ltd. (Ñ)	6,600	246
Japan Asia Investment Co., Ltd.	47,000	263
Japan Logistics Fund, Inc. Class A (ö)	50	372
Japan Petroleum Exploration Co.	2,500	146
Japan Tobacco, Inc.	3,557	15,511
JFE Holdings, Inc. (Ñ)	137,300	5,518
JS Group Corp.	70,800	1,453
JSR Corp. (Ñ)	28,600	719
Kadokawa Holdings, Inc. (Ñ)	11,300	402
Kagoshima Bank, Ltd. (The)	6,000	43
Kandenko Co., Ltd.	19,000	115
Kansai Electric Power Co., Inc. (The)	35,400	835
Kansai Paint Co., Ltd. (Ñ)	52,000	435
Kao Corp.	440,700	11,568
Kawasaki Kisen Kaisha, Ltd. (Ñ)	26,000	185
KDDI Corp.	863	5,379
Keio Corp. (Ñ)	17,000	113
Keiyo Bank, Ltd. (The)	15,000	86
Kenedix, Inc.	243	1,365
Kobayashi Pharmaceutical Co., Ltd.	8,700	334
Kobe Steel, Ltd.	548,000	1,677
Koei Co., Ltd. (Ñ)	21,010	335
Koito Manufacturing Co., Ltd. (Ñ)	26,000	368
Komatsu, Ltd.	58,600	1,057
Komori Corp.	3,000	58
Konica Minolta Holdings, Inc. (Æ)	25,500	340
Kose Corp. (Ñ)	7,010	211
Kubota Corp.	66,000	577
Kuraray Co., Ltd.	75,300	852
Kurita Water Industries, Ltd. (Ñ)	14,100	288
Kyocera Corp.	2,900	260
Lawson, Inc. (Ñ)	26,700	906
Leopalace21 Corp.	42,700	1,606
Lintec Corp.	2,500	57
Mabuchi Motor Co., Ltd. (Ñ)	9,400	548
Makita Corp.	16,800	500
Marui Co., Ltd.	15,500	208
Matsumotokiyoshi Co., Ltd. (Ñ)	41,400	1,000
Matsushita Electric Industrial Co., Ltd.	104,000	2,174
Matsushita Electric Works, Ltd.	28,000	314

79

Mazda Motor Corp.	89,000	602
Millea Holdings, Inc.	81,700	3,088
Minebea Co., Ltd.	40,600	248
Mitsubishi Chemical Holdings Corp.	9,000	58
Mitsubishi Corp.	92,400	1,786
Mitsubishi Electric Corp. (Ñ)	83,000	724
Mitsubishi Estate Co., Ltd.	26,000	622
Mitsubishi Gas Chemical Co., Inc.	16,000	152
Mitsubishi Heavy Industries, Ltd.	57,000	254
Mitsubishi Rayon Co., Ltd. (Ñ)	64,000	404
Mitsubishi UFJ Financial Group, Inc. (Ñ)	541	6,800
Mitsui & Co., Ltd. (Ñ)	102,000	1,393
Mitsui Chemicals, Inc.	285,000	1,957
Mitsui Engineering & Shipbuilding Co., Ltd. (Æ)(Ñ)	27,000	101
Mitsui Fudosan Co., Ltd.	204,000	5,023
Mitsui OSK Lines, Ltd. (Ñ)	355,000	2,959
Mitsui Trust Holdings, Inc.	90,100	1,061
Mizuho Financial Group, Inc.	724	5,639
Mori Seiki Co., Ltd. (Ñ)	19,300	404
Murata Manufacturing Co., Ltd.	29,700	2,077
Nabtesco Corp. (Ñ)	13,000	156
Nafco Co., Ltd.	7,500	208
Netprice, Ltd. (Æ)(Ñ)	29	39
Nichirei Corp.	52,000	278
Nidec Corp. (Ñ)	5,800	444
Nidec Sankyo Corp.	24,000	268
Nihon Unisys, Ltd. (Æ)	5,900	111
Nikon Corp. (Ñ)	36,000	740
Nintendo Co., Ltd.	41,000	8,385
Nippon Electric Glass Co., Ltd. (Ñ)	24,000	517
Nippon Express Co., Ltd. (Ñ)	558,600	3,023
Nippon Kayaku Co., Ltd.	3,000	24
Nippon Mining Holdings, Inc.	197,000	1,472
Nippon Oil Corp.	79,000	588
Nippon Paint Co., Ltd.	11,000	59
Nippon Paper Group, Inc. (Ñ)	274	982
Nippon Steel Corp.	196,000	798
Nippon Telegraph & Telephone Corp.	606	3,052
Nippon Yusen KK (Ñ)	83,000	539
Nissan Motor Co., Ltd.	377,300	4,520
Nissha Printing Co., Ltd.	5,700	267
Nisshin Seifun Group, Inc.	21,500	226
Nitto Denko Corp. (Ñ)	47,900	2,732
Nomura Holdings, Inc.	29,100	514
Noritsu Koki Co., Ltd.	1,400	26
NTN Corp. (Ñ)	20,000	165
NTT DoCoMo, Inc.	761	1,165
NTT Urban Development Corp. (Ñ)	93	803
Obic Co., Ltd.	2,030	431
OJI Paper Co., Ltd. (Ñ)	73,000	387
Okasan Holdings, Inc. (Ñ)	20,000	155
Oki Electric Industry Co., Ltd. (Ñ)	383,000	904
Omron Corp.	74,300	1,919
ORIX Corp. (Ñ)	39,540	11,140
Pacific Metals Co., Ltd.	45,000	387
Parco Co., Ltd. (Ñ)	6,800	82
Rakuten, Inc. (Ñ)	3,215	1,429

80

Rengo Co., Ltd. (Ñ)	17,000	109
Resona Holdings, Inc. (Ñ)	133	405
Ricoh Co., Ltd.	487,500	9,629
Rinnai Corp.	22,570	641
Rohm Co., Ltd.	32,800	3,018
San-In Godo Bank, Ltd. (The) (Æ)	6,000	55
Sankyo Co., Ltd.	17,500	893
Sapporo Hokuyo Holdings, Inc.	32	320
Sega Sammy Holdings, Inc.	4,300	108
Seino Holdings Corp. (Ñ)	13,000	142
Sekisui Chemical Co., Ltd.	195,900	1,732
Sekisui House, Ltd.	137,400	2,172
SFCG Co., Ltd.	3,589	664
Sharp Corp. (Ñ)	174,000	3,102
Shiga Bank, Ltd. (The)	8,000	52
Shimano, Inc.	2,700	75
Shin-Etsu Chemical Co., Ltd.	49,000	3,213
Shinko Electric Industries Co., Ltd.	3,700	99
Shinsei Bank, Ltd.	767,100	4,427
Shionogi & Co., Ltd.	48,000	962
Shizuoka Bank, Ltd. (The)	10,000	107
Sohgo Security Services Co., Ltd.	13,200	235
Sompo Japan Insurance, Inc.	93,000	1,237
Sony Corp.	37,000	1,534
Stanley Electric Co., Ltd. (Ñ)	24,700	490
Sumco Corp. (Ñ)	39,300	2,796
Sumitomo Chemical Co., Ltd.	37,000	264
Sumitomo Corp.	27,300	359
Sumitomo Electric Industries, Ltd. (Ñ)	52,400	742
Sumitomo Heavy Industries, Ltd.	307,000	2,630
Sumitomo Metal Industries, Ltd.	387,000	1,456
Sumitomo Mitsui Financial Group, Inc. (Ñ)	1,535	16,800
Sumitomo Realty & Development Co., Ltd. (Ñ)	144,000	4,777
Sumitomo Trust & Banking Co., Ltd. (The)	94,000	1,011
Sumitomo Warehouse Co., Ltd. (The) (Ñ)	29,000	205
Suzuken Co., Ltd.	5,300	186
Suzuki Motor Corp. (Ñ)	157,300	4,465
T&D Holdings, Inc.	6,200	453
Take And Give Needs Co., Ltd. (Ñ)	444	437
Takeda Pharmaceutical Co., Ltd.	144,000	9,247
Takefuji Corp.	38,360	1,391
TDK Corp.	15,600	1,220
Telewave, Inc. (Ñ)	135	269
Terumo Corp.	34,100	1,379
Tobu Railway Co., Ltd.	40,000	197
Tokai Carbon Co., Ltd. (Ñ)	40,000	270
Tokai Rubber Industries, Inc.	2,500	39
Tokai Tokyo Securities Co., Ltd. (Ñ)	20,000	99
Tokyo Electric Power Co., Inc. (The)	87,600	2,547
Tokyo Electron, Ltd. (Ñ)	4,600	344
Tokyo Gas Co., Ltd. (Ñ)	592,000	3,022
Tokyo Style Co., Ltd.	3,000	33
Tokyu Corp.	81,000	549
Toshiba Corp. (Ñ)	58,000	367
Toyo Seikan Kaisha, Ltd. (Ñ)	9,600	186
Toyobo Co., Ltd. (Ñ)	66,000	174
Toyoda Gosei Co., Ltd.	27,700	643

81

Toyota Motor Corp.	520,200	30,824
Trend Micro, Inc. (Ñ)	11,000	353
Ube Industries, Ltd.	116,000	342
UNY Co., Ltd.	20,000	251
Valor Co., Ltd. (Ñ)	15,600	229
West Japan Railway Co.	416	1,778
Xebio Co., Ltd.	5,850	180
Yahoo! Japan Corp.	336	131
Yokogawa Electric Corp.	20,200	277

		356,471

Luxembourg - 0.1%
Acergy SA (Æ)(Ñ)	36,100	653
Millicom International Cellular SA (Æ)(Ñ)	29,200	1,457
SES Global SA (Ñ)	42,500	651

		2,761

Mexico - 0.7%
America Movil SA de CV Series L	152,700	6,546
Coca-Cola Femsa SA de CV - ADR	28,700	997
Fomento Economico Mexicano SA de CV - ADR	26,900	2,601
Grupo Televisa SA - ADR	51,750	1,277
Telefonos de Mexico SA de CV Series L	36,680	968

		12,389

Netherlands - 4.1%
ABN AMRO Holding NV	179,991	5,249
Aegon NV (Ñ)	82,021	1,509
ASML Holding NV (Æ)	83,754	1,916
Euronext NV (Æ)(Ñ)	25,242	2,529
European Aeronautic Defense and Space Co. NV (Ñ)	71,020	1,926
Heineken Holding NV	10,167	398
Heineken NV	136,100	6,168
Hunter Douglas NV	3,692	284
ING Groep NV	578,464	25,626
Koninklijke Philips Electronics NV	206,571	7,216
Mittal Steel Co. NV	70,678	3,034
Reed Elsevier NV	258,369	4,442
Rodamco Europe NV	11,179	1,293
Royal KPN NV	168,855	2,256
Royal Numico NV	87,100	3,894
SBM Offshore NV	48,600	1,439
STMicroelectronics NV	46,900	811
Unilever NV (Ñ)	133,522	3,292
Univar NV (Æ)	3,261	163
Wolters Kluwer NV	56,400	1,551

		74,996

Netherlands Antilles - 0.0%
Schlumberger, Ltd. (Ñ)	8,200	517

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd. (Ñ)	768,437	2,404

Norway - 0.5%
Aker Kvaerner ASA (Ñ)	13,140	1,367
DNB Nor Bank ASA (Ñ)	118,563	1,553
Pan Fish ASA (Æ)(Ñ)	229,000	179
Petroleum Geo-Services ASA (Æ)	12,100	704
Statoil ASA (Ñ)	53,800	1,360
Telenor ASA	171,300	2,706
Yara International ASA (Ñ)	28,800	504

		8,373

82

Panama - 0.0%
Carnival Corp. (Ñ)	6,100	298

Papua New Guinea - 0.0%
Oil Search, Ltd.	105,500	279

Singapore - 1.1%
CapitaLand, Ltd.	381,000	1,334
City Developments, Ltd.	36,000	255
CSE Global, Ltd.	107,000	79
DBS Group Holdings, Ltd.	436,140	5,715
Flextronics International, Ltd. (Æ)(Ñ)	97,000	1,125
Fraser and Neave, Ltd.	101,000	288
Jardine Cycle & Carriage, Ltd.	22,000	175
Keppel Corp., Ltd.	253,000	2,568
NatSteel, Ltd.	46,400	39
Oversea-Chinese Banking Corp. (Ñ)	492,800	2,216
Pacific Century Regional Developments, Ltd. (Æ)	141,000	40
Parkway Holdings, Ltd.	153,000	272
SembCorp Industries, Ltd.	51,580	121
Singapore Airlines, Ltd.	24,000	234
Singapore Exchange, Ltd.	88,000	254
Singapore Petroleum Co., Ltd.	33,000	96
Singapore Telecommunications, Ltd. (Æ)	1,583,500	2,696
United Overseas Bank, Ltd. (Ñ)	217,100	2,468
Want Want Holdings, Ltd.	22,000	40

		20,015

South Africa - 0.1%
Nedbank Group, Ltd.	61,403	1,016
Sanlam, Ltd.	209,900	499
Standard Bank Group, Ltd.	42,500	499
Tiger Brands, Ltd.	20,100	417

		2,431

South Korea - 1.0%
Honam Petrochemical Corp.	5,700	357
Hynix Semiconductor, Inc. (Æ)	31,110	1,129
Hyundai Mobis	3,800	371
Industrial Bank of Korea	34,000	595
Kookmin Bank	12,738	1,013
Korea Electric Power Corp. - ADR	46,010	910
KT Corp. - ADR (Ñ)	42,000	940
POSCO	2,400	666
Samsung Electronics Co., Ltd.	17,847	11,573
Shinhan Financial Group Co., Ltd.	9,200	424
SK Telecom Co., Ltd. - ADR	44,250	1,066

		19,044

Spain - 2.9%
Abengoa SA	8,354	255
Actividades de Construccion y Servicios SA	43,992	2,208
Altadis SA	82,021	3,926
Antena 3 de Television SA (Ñ)	36,392	789
Banco Bilbao Vizcaya Argentaria SA (Ñ)	273,404	6,602
Banco Popular Espanol SA (Ñ)	70,600	1,224
Banco Santander Central Hispano SA (Ñ)	383,574	6,638
Cia de Distribucion Integral Logista SA	10,100	571
Corporacion Mapfre SA	486,685	2,155
Endesa SA	21,265	943
Fomento de Construcciones y Contratas SA	11,248	981
Gestevision Telecinco SA (Ñ)	46,600	1,225

83

Grifols SA (Æ)	16,946	177
Iberdrola SA	108,871	4,995
Iberia Lineas Aereas de Espana	151,800	477
Inditex SA	64,800	3,098
Obrascon Huarte Lain SA	9,481	241
Repsol YPF SA (Ñ)	123,594	4,101
Repsol YPF SA - ADR	32,283	1,080
Telefonica SA	622,166	11,990
Union Fenosa SA	9,470	481

		54,157

Sweden - 1.4%
Alfa Laval AB	21,500	796
Atlas Copco AB Class A	8,900	260
D Carnegie & Co. AB	11,300	216
Electrolux AB (Ñ)	13,600	249
Hennes & Mauritz AB Class B	91,640	3,952
Investor AB Class B	35,000	785
JM AB	19,600	386
Kungsleden AB	12,800	162
Lindex AB (Ñ)	20,000	266
Nordea Bank AB	30,400	419
Sandvik AB (Ñ)	74,800	914
Securitas AB Class B	72,873	958
Securitas Direct AB Class B (Æ)(Ñ)	72,873	222
Securitas Systems AB Class B (Æ)(Ñ)	72,873	243
Skandinaviska Enskilda Banken AB Class A (Ñ)	19,400	543
Skanska AB Class B	25,000	446
Ssab Svenskt Staal AB Series A	49,800	1,058
Ssab Svenskt Staal AB Series B	22,200	443
Svenska Cellulosa AB Class B	48,340	2,219
Svenska Handelsbanken Class A (Ñ)	19,700	510
Swedish Match AB	186,400	2,981
Telefonaktiebolaget LM Ericsson Class B	1,824,997	6,924
TeliaSonera AB	79,500	578
Volvo AB (Ñ)	2,600	162
Volvo AB Class A	3,100	200

		25,892

Switzerland - 6.9%
ABB, Ltd.	550,412	8,185
Actelion, Ltd. (Æ)	6,630	1,117
Alcon, Inc.	8,100	859
Ciba Specialty Chemicals AG (Ñ)	39,580	2,423
Clariant AG (Æ)	60,960	843
Compagnie Financiere Richemont AG Class A (Ñ)	84,011	4,156
Credit Suisse Group	175,088	10,556
Geberit AG	381	496
Julius Baer Holding AG	53,297	5,629
Logitech International SA (Æ)	160,424	4,217
Nestle SA	63,209	21,594
Nobel Biocare Holding AG	5,370	1,470
Novartis AG	149,733	9,087
Pargesa Holding SA	5,900	566
Roche Holding AG	133,387	23,342
Sulzer AG	1,109	976
Swatch Group AG	50,008	1,998
Swiss Reinsurance	77,930	6,389
Swisscom AG	1,280	447

84

Syngenta AG (Æ)	19,100	3,084
UBS AG	305,727	18,259
Zurich Financial Services AG	5,251	1,298

		126,991

Taiwan - 0.4%
AU Optronics Corp.	644,000	868
Compal Electronics, Inc.	697,922	584
High Tech Computer Corp.	29,000	719
Hon Hai Precision Industry Co., Ltd.	501,800	3,251
Siliconware Precision Industries Co.	519,000	659
Taiwan Semiconductor Manufacturing Co., Ltd.	369,000	677
United Microelectronics Corp. - ADR (Ñ)	345,000	1,045

		7,803

Thailand - 0.1%
Bangkok Bank PCL	388,380	1,270
PTT PCL	48,200	292

		1,562

United Kingdom - 20.4%
3i Group PLC	127,732	2,339
Admiral Group PLC	29,625	525
Alliance Boots PLC	502,709	7,767
Amvescap PLC	210,100	2,403
Anglo American PLC	67,498	3,044
ARM Holdings PLC	1,084,541	2,436
AstraZeneca PLC	187,080	11,058
Aviva PLC	434,578	6,425
BAE Systems PLC	732,600	5,862
Barclays PLC	982,365	13,258
Barratt Developments PLC	9,305	192
Berkeley Group Holdings PLC (Æ)	7,075	194
BG Group PLC	1,258,105	16,691
BHP Billiton PLC	208,731	4,026
BP PLC	1,589,026	17,672
Bradford & Bingley PLC	73,500	648
Brambles Industries PLC (Ñ)	93,143	877
British Airways PLC (Æ)	308,184	2,701
British American Tobacco PLC	456,000	12,430
British Energy Group PLC (Æ)	64,194	515
British Land Co. PLC	218,504	6,231
BT Group PLC	300,650	1,596
Cadbury Schweppes PLC	126,383	1,272
Capita Group PLC	143,300	1,473
Carnival PLC	14,800	723
Carphone Warehouse Group PLC	768,380	4,155
Centrica PLC	336,760	2,128
Charter PLC (Æ)	34,639	609
Compass Group PLC	155,874	834
Corus Group PLC	77,496	691
Davis Service Group PLC	13,200	124
De La Rue PLC	18,000	213
Debenhams PLC	820,821	2,944
Diageo PLC	352,154	6,516
DSG International PLC	170,711	708
easyJet PLC (Æ)	206,427	2,075
EMI Group PLC	587,725	3,021
Firstgroup PLC	3,333	34
FKI PLC (Æ)	136,179	249

85

Friends Provident PLC	680,930	2,689
George Wimpey PLC	125,600	1,260
GKN PLC	384,348	2,240
GlaxoSmithKline PLC	855,015	22,834
Hammerson PLC	6,004	154
HBOS PLC	749,454	15,540
HMV Group PLC	185,200	560
HSBC Holdings PLC (Ñ)	13,200	249
HSBC Holdings PLC	564,703	10,707
Inchcape PLC	17,700	175
Invensys PLC (Æ)	98,417	429
Investec PLC	62,970	637
ITV PLC	9,023	18
J Sainsbury PLC	479,763	3,585
Kelda Group PLC	61,400	1,014
Kesa Electricals PLC	478,124	3,199
Ladbrokes PLC	422,792	3,295
Land Securities Group PLC	11,978	479
Legal & General Group PLC	214,496	591
Lloyds TSB Group PLC	630,675	6,731
Man Group PLC	716,438	6,669
Marks & Spencer Group PLC	438,421	5,490
Mitchells & Butlers PLC	70,600	803
Next PLC	167,538	6,008
Northern Rock PLC	56,500	1,290
Old Mutual PLC	389,918	1,261
Pearson PLC	68,314	1,008
Premier Farnell PLC	113,159	403
Prudential PLC	147,771	1,811
Reckitt Benckiser PLC	283,624	12,341
Reed Elsevier PLC	461,212	5,252
Rentokil Initial PLC	695,090	2,009
Resolution PLC	2,239	27
Reuters Group PLC	259,100	2,211
RHM PLC	61,839	321
Rio Tinto PLC	44,862	2,475
Rolls-Royce Group PLC	143,000	1,281
Rolls-Royce Group PLC (Æ)	5,248,100	10
Royal & Sun Alliance Insurance Group PLC	805,861	2,267
Royal Bank of Scotland Group PLC	438,269	15,617
Royal Dutch Shell PLC Class A (Ñ)	315,307	10,926
Royal Dutch Shell PLC Class A	167,050	5,793
Royal Dutch Shell PLC Class B	126,738	4,540
SABMiller PLC	106,900	2,068
Scottish & Southern Energy PLC	101,881	2,554
Severn Trent PLC	51,600	1,374
Smiths Group PLC	275,380	4,969
Standard Chartered PLC	146,752	4,129
Standard Life PLC (Æ)	12,633	69
Taylor Woodrow PLC	81,900	568
Tesco PLC	1,910,464	14,340
Trinity Mirror PLC	196,590	1,839
Unilever PLC	352,667	8,752
Vodafone Group PLC (Æ)	4,157,420	10,706
William Hill PLC	373,514	4,638
Wolverhampton & Dudley Brew PLC	35,600	990
WPP Group PLC	287,810	3,687

86

Xstrata PLC	82,774	3,537

		377,078

United States - 0.1%
Synthes, Inc.	10,171	1,154

Total Common Stocks
(cost $1,333,451)		1,703,647

Preferred Stocks - 0.4%
Brazil - 0.2%
Banco Itau Holding Financeira SA	57,100	1,880
Petroleo Brasileiro SA	29,000	582
Usinas Siderurgicas de Minas Gerais SA	27,500	935

		3,397

Germany - 0.1%
Fresenius AG	13,066	2,451
Porsche AG	503	587

		3,038

South Korea - 0.1%
Hyundai Motor Co.	11,040	521
Samsung Electronics Co., Ltd.	900	437

		958

Total Preferred Stocks
(cost $5,749)		7,393

	Notional Amount $
Options Purchased - 0.1%
(Number of Contracts)
Belgium - 0.1%
Bel 20 Index
Dec 2006 4,163.07 (EUR) Call (73)	3,879	466

Hong Kong - 0.0%
Hang Seng Index
Dec 2006 18,342.30 (HKD) Call (74)	8,726	238

Switzerland - 0.0%
Swiss Market Index
Dec 2006 8,613.85 (CHF) Call (67)	4,639	269

Total Options Purchased
(cost $968)		973

	Principal Amount ($) or Shares	Market Value $
Warrants & Rights - 0.2%
United States - 0.2%
Reliance Communication, Ltd. (Æ) 2010 Warrants	201,400	1,687
Satyam Computer Services, Ltd. ((LOGO))(Æ) 2009 Warrants	163,700	1,591

Total Warrants & Rights
(cost $2,762)		3,278

Short-Term Investments - 6.5%
United States - 6.5%
Russell Investment Company Money Market Fund	113,563,000	113,563
United States Treasury Bills (ç)(ž)(§) 4.891% due 12/07/06	7,000	6,967

Total Short-Term Investments
(cost $120,530)		120,530

Other Securities - 15.4%
Russell Investment Company Money Market Fund (×)	73,208,301	73,208
State Street Securities Lending Quality Trust (×)	212,086,223	212,086

Total Other Securities

87

(cost $285,294)	285,294

Total Investments - 114.6%
(identified cost $1,748,754)	2,121,115
Other Assets and Liabilities,
Net - (14.6%)	(270,922)

Net Assets - 100.0%	1,850,193

A portion of the portfolio has been fair valued as of period end.

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
AEX Index (Netherlands) expiration date 11/06 (144)	17,887	(103)
CAC-40 Index (France)
expiration date 11/06 (134)	9,164	(60)
expiration date 12/06 (100)	6,841	262
DAX Index (Germany) expiration date 12/06 (110)	22,090	707
EUR STOXX 50 Index (EMU) expiration date 12/06 (490)	25,092	1,131
FTSE-100 Index (UK) expiration date 12/06 (250)	29,279	907
Hang Seng Index (Hong Kong) expiration date 11/06 (74)	8,722	81
MSCI Singapore Index expiration date 11/06 (3)	126	—
SPI 200 Index (Australia) expiration date 12/06 (62)	6,430	316
TOPIX Index (Japan) expiration date 12/06 (201)	27,682	(426)
Short Positions
FTSE-100 Index (UK) expiration date 12/06 (129)	15,108	(439)
IBEX Plus Index (Spain) expiration date 11/06 (2)	350	(32)
MIB-30 (Italy) expiration date 12/06 (34)	8,592	(327)
OMX Stockholm 30 Index (Sweden) expiration date 11/06 (442)	6,656	95
SPI 200 Index (Australia) expiration date 12/06 (105)	10,890	(571)
TOPIX Index (Japan) expiration date 12/06 (26)	3,581	487

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)		2,028

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Belgium
Bel 20 Index Futures
Dec 2006 4,163.07 (EUR) Put (73)	3,879	(476)
Hong Kong
Hang Seng Index
Dec 2006 18,342.30 (HKD) Put (74)	8,726	(238)
Switzerland
Swiss Market Index
Dec 2006 8,613.85 (CHF) Put (67)	4,639	(269)

Total Liability for Options Written (premiums received $968)		(983)

88

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	28	AUD	37	11/03/06	—
USD	221	AUD	290	12/15/06	3
USD	223	AUD	290	12/15/06	1
USD	131	AUD	175	12/20/06	4
USD	209	AUD	281	12/20/06	8
USD	249	AUD	330	12/20/06	6
USD	305	AUD	400	12/20/06	4
USD	372	AUD	500	12/20/06	15
USD	376	AUD	500	12/20/06	10
USD	376	AUD	500	12/20/06	10
USD	455	AUD	600	12/20/06	9
USD	534	AUD	700	12/20/06	7
USD	607	AUD	800	12/20/06	11
USD	1,330	AUD	1,770	12/20/06	39
USD	2,011	AUD	2,675	12/20/06	58
USD	2,594	AUD	3,449	12/20/06	74
USD	7,105	AUD	9,300	12/20/06	87
USD	147	CAD	165	11/02/06	—
USD	281	CHF	351	11/01/06	1
USD	581	CHF	726	11/01/06	2
USD	179	CHF	224	11/02/06	1
USD	1,038	CHF	1,300	12/15/06	12
USD	1,094	CHF	1,360	12/15/06	4
USD	15	CHF	19	12/20/06	—
USD	3,766	CHF	4,676	12/20/06	11
USD	4,020	CHF	4,990	12/20/06	11
USD	8,294	CHF	10,307	12/20/06	32
USD	15,686	CHF	19,493	12/20/06	62
USD	17,369	CHF	21,574	12/20/06	60
USD	3	DKK	20	12/20/06	—
USD	456	DKK	2,667	12/20/06	2
USD	118	EUR	93	11/01/06	—
USD	428	EUR	337	11/01/06	2
USD	526	EUR	413	11/01/06	1
USD	1,513	EUR	1,188	11/01/06	3
USD	72	EUR	57	11/02/06	—
USD	157	EUR	124	11/02/06	—
USD	621	EUR	488	11/02/06	2
USD	2,756	EUR	2,170	12/15/06	20
USD	3,228	EUR	2,530	12/15/06	9
USD	863	EUR	678	12/20/06	4
USD	1,258	EUR	1,000	12/20/06	21
USD	1,264	EUR	1,000	12/20/06	16
USD	1,275	EUR	1,000	12/20/06	5
USD	1,276	EUR	1,000	12/20/06	4
USD	1,425	EUR	1,120	12/20/06	8
USD	1,911	EUR	1,500	12/20/06	8
USD	2,190	EUR	1,718	12/20/06	8
USD	2,529	EUR	2,000	12/20/06	31
USD	2,553	EUR	2,000	12/20/06	6
USD	2,568	EUR	2,000	12/20/06	(9)
USD	3,584	EUR	2,830	12/20/06	38
USD	3,911	EUR	3,072	12/20/06	21
USD	4,801	EUR	3,769	12/20/06	22
USD	5,395	EUR	4,200	12/20/06	(21)
USD	10,662	EUR	8,300	12/20/06	(41)

89

USD	15,631	EUR	12,281	12/20/06	85
USD	18,643	EUR	14,626	12/20/06	73
USD	57,154	EUR	44,500	12/20/06	(209)
USD	396	GBP	209	11/01/06	2
USD	438	GBP	230	11/01/06	1
USD	590	GBP	311	11/01/06	3
USD	57	GBP	30	11/02/06	—
USD	255	GBP	134	11/02/06	1
USD	217	GBP	114	11/03/06	—
USD	428	GBP	224	11/03/06	—
USD	1,738	GBP	920	12/15/06	18
USD	1,848	GBP	970	12/15/06	3
USD	934	GBP	500	12/20/06	20
USD	939	GBP	500	12/20/06	16
USD	942	GBP	500	12/20/06	12
USD	1,296	GBP	690	12/20/06	21
USD	1,873	GBP	1,000	12/20/06	35
USD	1,876	GBP	1,000	12/20/06	33
USD	1,878	GBP	1,000	12/20/06	30
USD	2,825	GBP	1,500	12/20/06	38
USD	4,415	GBP	2,349	12/20/06	68
USD	6,969	GBP	3,708	12/20/06	108
USD	7,161	GBP	3,811	12/20/06	112
USD	7,920	GBP	4,213	12/20/06	119
USD	12,935	GBP	6,883	12/20/06	200
USD	15,788	GBP	8,402	12/20/06	246
USD	36,169	GBP	19,200	12/20/06	472
USD	79	HKD	614	11/01/06	—
USD	95	HKD	736	11/01/06	—
USD	34	HKD	261	12/20/06	—
USD	58	HKD	454	12/20/06	—
USD	69	HKD	536	12/20/06	—
USD	97	HKD	756	12/20/06	—
USD	138	HKD	1,072	12/20/06	—
USD	52	JPY	6,072	11/01/06	—
USD	888	JPY	104,425	11/01/06	5
USD	115	JPY	13,572	11/02/06	1
USD	322	JPY	37,956	11/02/06	2
USD	3,358	JPY	391,410	12/15/06	10
USD	845	JPY	100,000	12/20/06	16
USD	858	JPY	100,000	12/20/06	3
USD	862	JPY	100,000	12/20/06	—
USD	863	JPY	100,000	12/20/06	(1)
USD	868	JPY	100,000	12/20/06	(7)
USD	1,279	JPY	150,000	12/20/06	12
USD	1,697	JPY	200,000	12/20/06	25
USD	1,722	JPY	200,000	12/20/06	—
USD	1,739	JPY	200,000	12/20/06	(17)
USD	2,199	JPY	256,333	12/20/06	8
USD	2,941	JPY	342,600	12/20/06	9
USD	5,201	JPY	600,000	12/20/06	(34)
USD	32,942	JPY	3,800,000	12/20/06	(218)
USD	223	NOK	1,460	11/01/06	—
USD	191	NOK	1,246	11/03/06	—
USD	1,055	NOK	6,895	11/03/06	—
USD	113	NOK	740	12/15/06	—
USD	118	NOK	770	12/15/06	—
USD	390	NOK	2,543	12/20/06	—
USD	1,988	NOK	12,973	12/20/06	2
USD	2,668	NOK	17,405	12/20/06	1
USD	8,962	NOK	58,463	12/20/06	6

90

USD	11,286	NOK	73,587	12/20/06	2
USD	61	SEK	442	11/01/06	—
USD	13	SEK	93	11/02/06	—
USD	6	SEK	43	12/20/06	—
USD	2,216	SEK	16,101	12/20/06	21
USD	2,216	SEK	16,101	12/20/06	21
USD	3,502	SEK	25,222	12/20/06	2
USD	11,612	SEK	84,403	12/20/06	115
USD	12,649	SEK	91,156	12/20/06	16
USD	159	SGD	249	11/01/06	—
USD	67	SGD	106	12/20/06	1
USD	448	SGD	707	12/20/06	7
USD	448	SGD	707	12/20/06	7
USD	482	SGD	762	12/20/06	9
USD	483	SGD	763	12/20/06	8
USD	1,345	SGD	2,126	12/20/06	24
USD	2,483	SGD	3,924	12/20/06	44
USD	3,042	SGD	4,808	12/20/06	54
USD	14,105	SGD	22,292	12/20/06	250
AUD	17	USD	13	11/03/06	—
AUD	22	USD	17	11/03/06	—
AUD	300	USD	231	12/20/06	(1)
AUD	500	USD	384	12/20/06	(2)
AUD	500	USD	384	12/20/06	(3)
AUD	600	USD	458	12/20/06	(6)
AUD	900	USD	692	12/20/06	(4)
AUD	1,000	USD	744	12/20/06	(30)
AUD	1,031	USD	772	12/20/06	(25)
AUD	1,600	USD	1,223	12/20/06	(14)
AUD	3,382	USD	2,540	12/20/06	(76)
AUD	3,809	USD	2,866	12/20/06	(80)
AUD	4,289	USD	3,222	12/20/06	(95)
AUD	9,745	USD	7,322	12/20/06	(215)
CAD	9	USD	8	11/01/06	—
CAD	8	USD	8	11/02/06	—
CHF	17	USD	14	11/01/06	—
CHF	1,370	USD	1,101	11/03/06	—
CHF	2,660	USD	2,101	12/15/06	(47)
CHF	1,252	USD	1,008	12/20/06	(3)
CHF	2,026	USD	1,627	12/20/06	(10)
CHF	6,995	USD	5,617	12/20/06	(35)
CHF	34,264	USD	27,579	12/20/06	(102)
DKK	77	USD	13	12/20/06	—
DKK	1,459	USD	246	12/20/06	(5)
DKK	1,484	USD	253	12/20/06	(1)
DKK	1,623	USD	277	12/20/06	(1)
EUR	7	USD	9	11/01/06	—
EUR	464	USD	591	11/01/06	(1)
EUR	505	USD	642	11/01/06	(2)
EUR	26	USD	33	11/02/06	—
EUR	29	USD	37	11/02/06	—
EUR	106	USD	134	11/02/06	(1)
EUR	114	USD	145	11/02/06	(1)
EUR	57	USD	73	11/03/06	—
EUR	196	USD	249	11/03/06	—
EUR	4,700	USD	5,899	12/15/06	(114)
EUR	60	USD	75	12/20/06	(1)
EUR	294	USD	375	12/20/06	(1)
EUR	400	USD	513	12/20/06	2
EUR	500	USD	641	12/20/06	1
EUR	781	USD	995	12/20/06	(4)

91

EUR	1,000	USD	1,286	12/20/06	6
EUR	1,000	USD	1,277	12/20/06	(3)
EUR	1,500	USD	1,913	12/20/06	(6)
EUR	1,700	USD	2,192	12/20/06	16
EUR	2,000	USD	2,552	12/20/06	(7)
EUR	2,000	USD	2,530	12/20/06	(29)
EUR	2,100	USD	2,699	12/20/06	11
EUR	3,000	USD	3,882	12/20/06	43
EUR	4,000	USD	5,152	12/20/06	33
EUR	5,910	USD	7,532	12/20/06	(31)
EUR	7,003	USD	8,921	12/20/06	(40)
EUR	13,900	USD	17,852	12/20/06	65
EUR	17,457	USD	22,253	12/20/06	(86)
GBP	6	USD	12	11/01/06	—
GBP	8	USD	15	11/01/06	—
GBP	15	USD	28	11/01/06	—
GBP	35	USD	66	11/01/06	—
GBP	36	USD	69	11/01/06	—
GBP	82	USD	156	11/01/06	(1)
GBP	544	USD	1,032	11/01/06	(6)
GBP	695	USD	1,318	11/01/06	(8)
GBP	54	USD	103	11/02/06	—
GBP	756	USD	1,436	11/02/06	(6)
GBP	279	USD	532	11/03/06	—
GBP	1,890	USD	3,532	12/15/06	(74)
GBP	464	USD	861	12/20/06	(25)
GBP	500	USD	951	12/20/06	(3)
GBP	600	USD	1,130	12/20/06	(15)
GBP	700	USD	1,309	12/20/06	(27)
GBP	700	USD	1,327	12/20/06	(8)
GBP	1,000	USD	1,887	12/20/06	(22)
GBP	1,000	USD	1,903	12/20/06	(5)
GBP	1,000	USD	1,869	12/20/06	(39)
GBP	1,000	USD	1,907	12/20/06	(1)
GBP	2,796	USD	5,246	12/20/06	(90)
GBP	3,255	USD	6,118	12/20/06	(92)
GBP	5,100	USD	9,604	12/20/06	(128)
GBP	16,014	USD	30,097	12/20/06	(461)
GBP	5,446	USD	10,332	01/31/07	(63)
HKD	1,038	USD	133	11/01/06	—
HKD	138	USD	18	11/02/06	—
HKD	682	USD	88	12/20/06	—
JPY	373	USD	3	11/01/06	—
JPY	578	USD	5	11/01/06	—
JPY	1,315	USD	11	11/01/06	—
JPY	16,844	USD	143	11/01/06	(1)
JPY	37,615	USD	320	11/01/06	(2)
JPY	370	USD	3	11/02/06	—
JPY	569	USD	5	11/02/06	—
JPY	1,134	USD	10	11/02/06	—
JPY	33,679	USD	287	11/02/06	(1)
JPY	94,237	USD	802	11/02/06	(4)
JPY	139	USD	1	11/06/06	—
JPY	366	USD	3	11/06/06	—
JPY	562	USD	5	11/06/06	—
JPY	18,793	USD	160	11/06/06	(1)
JPY	26,121	USD	223	11/06/06	—
JPY	139,802	USD	1,194	11/06/06	(1)
JPY	391,410	USD	3,311	12/15/06	(57)
JPY	86,876	USD	744	12/20/06	(4)
JPY	91,987	USD	789	12/20/06	(3)

92

JPY	100,000	USD	848	12/20/06	(14)
JPY	100,000	USD	856	12/20/06	(5)
JPY	100,000	USD	875	12/20/06	14
JPY	188,010	USD	1,614	12/20/06	(5)
JPY	200,000	USD	1,712	12/20/06	(10)
JPY	200,000	USD	1,738	12/20/06	16
JPY	200,000	USD	1,715	12/20/06	(7)
JPY	200,000	USD	1,739	12/20/06	17
JPY	238,714	USD	2,049	12/20/06	(7)
JPY	250,000	USD	2,167	12/20/06	14
JPY	288,298	USD	2,433	12/20/06	(49)
JPY	300,000	USD	2,625	12/20/06	41
JPY	350,000	USD	3,032	12/20/06	18
JPY	351,852	USD	3,020	12/20/06	(10)
JPY	423,552	USD	3,636	12/20/06	(11)
JPY	600,000	USD	5,204	12/20/06	37
JPY	1,039,548	USD	8,923	12/20/06	(29)
JPY	1,873,031	USD	16,071	12/20/06	(58)
NOK	1,510	USD	223	12/15/06	(8)
NOK	6,024	USD	923	12/20/06	(1)
NOK	13,085	USD	2,006	12/20/06	(1)
NOK	17,061	USD	2,614	12/20/06	(3)
NOK	42,651	USD	6,535	12/20/06	(7)
NOK	86,149	USD	13,202	12/20/06	(13)
SEK	4,806	USD	667	12/20/06	—
SEK	6,802	USD	943	12/20/06	(2)
SEK	44,649	USD	6,202	12/20/06	(2)
SEK	49,979	USD	6,934	12/20/06	(10)
SEK	52,414	USD	7,274	12/20/06	(8)
SGD	292	USD	187	11/01/06	—
SGD	425	USD	269	12/20/06	(5)
SGD	621	USD	396	12/20/06	(4)
SGD	1,477	USD	941	12/20/06	(10)
SGD	1,477	USD	941	12/20/06	(10)
SGD	1,477	USD	941	12/20/06	(10)
SGD	1,477	USD	941	12/20/06	(10)
SGD	2,204	USD	1,394	12/20/06	(25)
SGD	2,953	USD	1,883	12/20/06	(19)
SGD	4,430	USD	2,823	12/20/06	(29)
SGD	4,740	USD	2,999	12/20/06	(53)
SGD	5,269	USD	3,333	12/20/06	(60)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					222

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
MSCI Belgium II			1 Month EUR Libor
Local Net Total Return Index	Merrill Lynch	EUR 3,064	plus 0.15%	06/20/07	(31)
MSCI Belgium III			1 Month EUR Libor
Local Net Total Return Index	Merrill Lynch	EUR 369	plus 0.15%	06/22/07	(4)
MSCI Belgium IV			1 Month EUR Libor
Local Net Total Return Index	Merrill Lynch	EUR 299	plus 0.15%	09/19/07	(3)

Total Unrealized Appreciation (Depreciation) on Open Index Swaps					(38)

93

Industry Diversification

(Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	5.9	109,468
Consumer Discretionary	8.4	155,850
Consumer Staples	9.0	167,383
Financial Services	26.5	490,634
Health Care	6.6	121,269
Integrated Oils	5.9	108,733
Materials and Processing	9.8	181,912
Miscellaneous	0.9	15,686
Other Energy	0.7	13,859
Producer Durables	6.0	110,467
Technology	4.0	74,747
Utilities	8.7	161,032
Options Purchased	0.1	973
Warrants & Rights	0.2	3,278
Short-Term Investments	6.5	120,530
Other Securities	15.4	285,294

Total Investments	114.6	2,121,115
Other Assets and Liabilities, Net	(14.6)	(270,922)

Net Assets	100.0	1,850,193

Geographic Diversification

(Unaudited)	% of Net Assets	Market Value $
Africa	0.1	2,431
Asia	8.5	156,636
Europe	41.3	766,007
Japan	19.3	356,471
Latin America	1.6	28,898
Middle East	—	699
Other Regions	8.0	147,601
United Kingdom	20.4	377,078
Other Securities	15.4	285,294

Total Investments	114.6	2,121,115
Other Assets and Liabilities, Net	(14.6)	(270,922)

Net Assets	100.0	1,850,193

See accompanying notes which are an integral part of the financial statements.

94

Russell Investment Company International Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Australia	3.5
Austria	0.5
Belgium	1.1
Bermuda	0.4
Brazil	0.2
Canada	1.2
Cayman Islands	0.1
China	0.3
Denmark	0.1
Finland	0.7
France	11.9
Germany	6.4
Greece	0.3
Hong Kong	1.7
Hungary	—*
India	0.1
Indonesia	0.1
Ireland	0.5
Israel	—*
Italy	3.7
Japan	19.3
Luxembourg	0.1
Mexico	0.7
Netherlands	4.1
Netherlands Antilles	—*
New Zealand	0.1
Norway	0.5
Panama	—*
Papua New Guinea	—*
Singapore	1.1
South Africa	0.1
South Korea	1.0
Spain	2.9
Sweden	1.4
Switzerland	6.9
Taiwan	0.4
Thailand	0.1
United Kingdom	20.4
United States	0.1
Preferred Stocks	0.4
Options Purchased	0.1
Warrants & Rights	0.2
Short-Term Investments	6.5
Other Securities	15.4

Total Investments	114.6
Other Assets and Liabilities, Net	(14.6)

100.0

Futures Contracts	0.1

95

Options Written	(0.1)
Foreign Currency Exchange Contracts	—*
Index Swap Contracts	(—)*

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

96

Russell Investment Company Fixed Income I Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Fixed Income I Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	5.06%
5 Years	4.40	%§
10 Years	6.06	%§

Fixed Income I Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	4.79%
5 Years	4.13	%§
10 Years	5.86	%§

Fixed Income I Fund - Class Y ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	5.11%
5 Years	4.47	%§
10 Years	6.11	%§

Lehman Brothers Aggregate Bond Index **

Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51	%§
10 Years	6.26	%§

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income I Fund Class I, Class E and Class Y gained 5.06%, 4.79% and 5.11%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. This return serves as a peer comparison and is expressed net of operating expenses.

97

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have performed well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Bear Stearns Asset Management Inc. was the best performer due to its overweight to corporate bonds and strong security selection within this sector. Lehman Brothers Asset Management, LLC also did well in security selection and through an overweight to both the asset-backed and mortgage sectors. Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the year. Lastly, Western Asset Management Company also struggled with a long duration view in the spring when interest rates rose. Western’s corporate overweight helped it have a very modest excess return for the year as well.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Sector Rotation
Lehman Brothers Asset Management, LLC	Enhanced Core
Pacific Investment Management Company, LLC	Fully Discretionary
Western Asset Management Company, Ltd.	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

98

**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on March 29, 2000. The returns shown for Class Y Shares prior to March 29, 2000 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

99

Russell Investment Company Fixed Income I Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,043.80	$1,021.98
Expenses Paid During Period*	$3.30	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

100

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,045.60	$1,023.24
Expenses Paid During Period*	$2.01	$1.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.39% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value May 1, 2006	$1,000.00	$1,000.00
Ending Account Value October 31, 2006	$1,045.80	$1,023.49
Expenses Paid During Period*	$1.75	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio of 0.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

101

Russell Investment Company Fixed Income I Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 103.1%
Asset-Backed Securities - 8.0%
Aames Mortgage Investment Trust (Ê)(Å)
Series 2005-3 Class A1
5.480% due 08/25/35	919	920
ABSC NIMs Trust (p)
Series 2005-HE6 Class A1
5.050% due 08/27/35	143	142
Accredited Mortgage Loan Trust (Ê)
Series 2004-2 Class A2
5.620% due 07/25/34	105	106
ACE Securities Corp. (Ê)
Series 2001-HE1 Class A
6.060% due 11/20/31	105	105
Series 2005-SD3 Class A
5.720% due 08/25/45	674	675
Series 2006-FM1 Class A2A
5.370% due 07/25/36	1,304	1,304
Series 2006-FM1 Class A2B
5.420% due 07/25/36	1,825	1,825
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.970% due 01/25/34	350	353
American Express Credit Account Master Trust (Ê)(p)
Series 2006-A Class A
5.310% due 01/15/09	1,680	1,680
Ameriquest Mortgage Securities, Inc. (Ê)
Series 2002-D Class M1
7.820% due 02/25/33	155	155
Series 2004-R10 Class A5
5.710% due 11/25/34	109	109
Asset Backed Funding Certificates (Ê)
Series 2006-OPT Class A3A
5.370% due 10/25/36	991	990
Asset Backed Funding Corp. NIMs Trust (p)
Series 2005-WF1 Class N1
4.750% due 03/26/35	94	94
Asset Backed Securities Corp. Home Equity (Ê)
Series 2006-HE2 Class A1A
5.570% due 06/25/35	2,141	2,143
Bank One Issuance Trust (Ê)
Series 2003-A1 Class A1
5.440% due 09/15/10	1,600	1,602
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	325	326

102

Burlington Northern Santa Fe Corp. Pass-Through Certificate
4.967% due 04/01/23	222	218
Chase Issuance Trust (Ê)
Series 2005-A3 Class A
5.340% due 10/17/11	3,095	3,096
Citigroup Mortgage Loan Trust, Inc. (Ê)(Å)
Series 2006-SHL Class A1
5.443% due 11/25/45	2,100	2,100
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A (Ê)
5.810% due 12/25/31	81	81
Series 2004-13 Class AF3
3.989% due 02/25/31	203	201
Series 2004-BC1 Class M1 (Ê)
5.820% due 02/25/34	190	191
Series 2005-17 Class 1AF1 (Ê)
5.510% due 12/25/36	410	410
Series 2005-17 Class 4AV1 (Ê)
5.430% due 05/25/36	954	954
Series 2005-5N Class N (p)
5.000% due 07/25/36	75	73
Series 2005-AB3 Class 2A1 (Ê)
5.450% due 02/25/36	712	712
Series 2006-11 Class 1AF4
6.300% due 09/25/46	505	516
Series 2006-BC1 Class 1A (Ê)
5.520% due 04/25/36	3,762	3,763
Series 2006-BC4 Class 2A2 (Ê)
5.484% due 07/25/36	2,220	2,220
Countrywide Home Equity Loan Trust (Ê)
Series 2005-A Class 2A
5.570% due 04/15/35	180	180
Series 2005-G Class 2A
5.560% due 12/15/35	909	909
Series 2006-E Class 2A
5.470% due 12/25/31	1,788	1,789
Credit-Based Asset Servicing and Securitization (Ê)
Series 2005-CB5 Class AV2
5.580% due 08/25/35	360	362
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	529
Series 2005-CB1 Class AF2
4.090% due 12/25/35	305	304
Series 2006-CB6 Class A21 (Ê)
5.370% due 07/25/36	2,556	2,556
Daimler Chrysler Master Owner Trust (Ê)
Series 2005-A Class A
5.370% due 04/15/10	6,720	6,721
Discover Card Master Trust I (Ê)
Series 2005-1 Class A
5.330% due 09/16/10	3,075	3,076
Equifirst Mortgage Loan Trust (Ê)
Series 2004-3 Class A2
5.650% due 12/25/34	1,789	1,791
Equifirst Mortgage Loan Trust NIMs Notes (p)
Series 2005-1 Class N1

103

4.458% due 04/25/35	229	228
Fannie Mae Grantor Trust (Ê)
Series 2002-T13 Class A1
5.420% due 08/25/32	—	—
Series 2002-T5 Class A1
5.560% due 05/25/32	520	520
Fannie Mae Whole Loan (Ê)
Series 2002-W2 Class AV1
5.580% due 06/25/32	8	8
Series 2003-W16 Class AV1
5.470% due 11/25/33	20	20
First Franklin Mortgage Loan Asset Backed
Certificates (Ê)
Series 2004-FF1 Class A2
5.720% due 12/25/32	671	672
Series 2004-FFH Class 2A1
5.700% due 10/25/34	437	439
Series 2006-FF3 Class A2A
5.400% due 02/25/36	926	926
First Franklin NIMs Trust (p)
Series 2005-FF1 Class N1
4.213% due 01/25/35	75	74
Ford Credit Floorplan Master Owner Trust (Ê)
Series 2004-1 Class A
5.360% due 07/15/09	1,770	1,769
Fremont Home Loan Trust (Ê)
Series 2004-4 Class 1A1
5.700% due 03/25/35	5,032	5,046
Series 2006-3 Class 2A1
5.390% due 02/27/37	492	492
Fremont NIMs Trust (p)
Series 2005-A
3.750% due 01/25/35	77	77
Series 2005-C Class NOTE
5.584% due 07/25/35	66	65
GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class A
5.400% due 07/20/09	955	956
Series 2005-1 Class A
5.360% due 04/20/10	1,425	1,425
Series 2006-3 Class A
5.330% due 07/20/11	1,980	1,980
GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	550	544
GSAA Home Equity Trust
Series 2006-4 Class 1A2
5.977% due 03/25/36	501	503
GSAA Trust (Ê)
Series 2006-2 Class 2A3
5.590% due 12/25/35	570	571
GSAMP Trust (Ê)
Series 2003-HE2 Class M1
5.970% due 08/25/33	300	301
HFC Home Equity Loan Asset Backed Certificates (Ê)
Series 2006-2 Class A1
5.520% due 03/20/36	2,411	2,411

104

Home Equity Asset Trust (Ê)
Series 2003-5 Class M1
6.020% due 12/25/33	345	347
Series 2005-2 Class 2A2
5.520% due 07/25/35	275	275
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2005-FLD Class A1
5.450% due 07/25/35	504	504
Series 2006-WMC Class A2
5.380% due 08/25/36	366	366
Lehman XS Trust (Ê)
Series 2005-1 Class 2A1
4.660% due 07/25/35	880	868
Series 2005-1 Class 2A2
4.660% due 07/25/35	298	298
Series 2006-16N Class A1A
5.410% due 11/25/46	900	900
Series 2006-17 Class WF11
5.440% due 11/25/36	2,400	2,400
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.610% due 10/25/34	182	182
Series 2006-9 Class 2A1
5.390% due 10/25/36	2,600	2,600
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
6.970% due 08/25/33	84	84
Series 2004-OPT Class A3
5.590% due 02/25/34	3	3
Series 2005-NC1 Class A1
5.620% due 12/25/34	3,102	3,103
Merrill Auto Trust Securitization (Ê)
Series 2005-1 Class A2B
5.334% due 04/25/08	369	369
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
7.420% due 09/25/33	131	132
Series 2004-NC5 Class A2
5.620% due 05/25/34	689	689
Series 2006-HE7 Class A2A
5.424% due 09/25/36	2,600	2,600
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A
5.726% due 10/25/36	415	415
Navistar Financial Corp. Owner Trust (Ê)
Series 2003-B Class A3
5.520% due 04/15/08	181	181
New Century Home Equity Loan Trust (Ê)
Series 2004-4 Class M2
5.850% due 02/25/35	370	372
Series 2005-B Class A2A
5.450% due 10/25/35	524	524
Nissan Master Owner Trust Receivables (Ê)
Series 2005-A Class A
5.350% due 07/15/10	1,305	1,305
Option One Mortgage Loan Trust (Ê)
Series 2001-4 Class A

105

5.930% due 01/25/32	5	5
Series 2003-2 Class M2
7.020% due 04/25/33	124	125
Series 2003-3 Class M3
7.320% due 06/25/33	86	87
Series 2003-4 Class M2
6.970% due 07/25/33	228	229
Option One Mortgage Securities Corp. NIMs Trust (Ê)(p)
Series 2006-1A
5.430% due 12/25/10	1,575	1,575
Origen Manufactured Housing
Series 2005-B Class A4
5.910% due 01/15/37	100	100
Ownit Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-6 Class A2C
5.484% due 09/25/37	2,390	2,390
Park Place Securities, Inc. (Ê)
Series 2004-WWF Class A1D
5.780% due 02/25/35	729	731
Series 2005-WCW Class M1
5.770% due 09/25/35	370	372
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2
3.914% due 05/25/35	116	116
Series 2005-6 Class A3
5.680% due 01/25/36	390	390
RAAC Series (Ê)(Å)
Series 2006-RP2 Class A
5.580% due 02/25/37	1,267	1,269
Ramp NIMs Trust (p)
Series 2005-NM2
5.193% due 04/25/35	91	90
Renaissance Home Equity Loan Trust
Series 2005-1 Class M1
5.357% due 05/25/35	225	222
Series 2005-2 Class AF4
4.934% due 08/25/35	245	241
Series 2005-3 Class AF1 (Ê)
5.480% due 11/25/35	529	529
Series 2005-3 Class AV1 (Ê)
5.470% due 10/25/35	712	712
Series 2005-4 Class N (p)
7.142% due 02/25/36	271	270
Series 2006-1 Class AF6
5.746% due 05/25/36	305	309
Residential Asset Mortgage Products, Inc.
Series 2002-RS5 Class AII (Ê)
5.700% due 09/25/32	4	4
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	345	349
Series 2003-RS1 Class AII (Ê)
5.720% due 02/25/33	6	6
Series 2003-RS2 Class AII (Ê)
5.670% due 03/25/33	167	167
Series 2003-RS3 Class AII (Ê)
5.690% due 04/25/33	115	115
Series 2004-RS2 Class AIIB (Ê)

106

5.580% due 02/25/34	54	54
Residential Asset Securities Corp.
Series 2001-KS1 Class AII (Ê)
5.800% due 03/25/32	102	102
Series 2001-KS3 Class AII (Ê)
5.780% due 09/25/31	78	78
Series 2002-KS3 Class A1B (Ê)
5.830% due 05/25/32	169	169
Series 2003-KS1 Class M2 (Ê)
7.070% due 01/25/33	109	109
Series 2003-KS2 Class MI1
4.800% due 04/25/33	755	740
Series 2006-KS6 Class A1 (Ê)
5.364% due 08/25/36	468	468
Residential Funding Mortgage Securities II, Inc. (Ê)
Series 2005-HI2 Class A1
5.470% due 05/25/35	145	145
Series 2005-HS1 Class AI1
5.450% due 09/25/35	912	910
Saxon Asset Securities Trust (Ê)
Series 2004-1 Class A
5.600% due 03/25/35	125	125
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2005-FR4 Class A3
5.530% due 01/25/36	396	396
SLM Student Loan Trust (Ê)
Series 2006-9 Class A1
5.338% due 10/25/12	1,900	1,900
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/01/10	72	76
Soundview Home Equity Loan Trust
Series 2006-WF1 Class A2
5.645% due 10/25/36	825	825
Soundview NIMs Trust
Series 2005-DO1 Class N1
4.703% due 06/25/35	52	51
Specialty Underwriting & Residential Finance (Ê)
Series 2003-BC1 Class A
5.670% due 01/25/34	15	15
Series 2004-BC2 Class A2
5.600% due 05/25/35	10	10
Series 2006-AB1 Class A2
5.470% due 12/25/36	850	850
Structured Asset Investment Loan Trust (Ê)
Series 2004-7 Class A1
5.585% due 08/25/34	314	316
Series 2005-3 Class M2
5.760% due 04/25/35	210	211
Structured Asset Securities Corp.
Series 2002-AL1 Class A3
3.450% due 02/25/32	228	213
Series 2004-19X Class A2
4.370% due 10/25/34	765	757
Series 2005-WF1 Class A2 (Ê)
5.530% due 02/25/35	2,304	2,306
Series 2006-BC3 Class A2 (Ê)

107

5.370% due 10/25/36	800	800
Tenaska Alabama II Partners, LP (p)
Series 2003
6.125% due 03/30/23	226	230
Textron Financial Floorplan Master Note Trust (Ê)(p)
Series 2005-1A Class A
5.440% due 05/13/10	1,640	1,643
Truman Capital Mortgage Loan Trust (Ê)(Å)
Series 2006-1 Class A
5.584% due 03/25/36	1,845	1,845
Volkswagen Credit Auto Master Trust (Ê)
Series 2005-1 Class A
5.350% due 07/20/10	1,485	1,485
Wachovia Asset Securitization, Inc. (Ê)
Series 2003-HE3 Class A
5.580% due 11/25/33	233	233
Wachovia Mortgage Loan Trust LLC (Ê)
Series 2005-WMC Class A1
5.440% due 10/25/35	171	170
Waverly Community School (Ê)
Series 2006-1 Class A1
5.420% due 05/25/36	1,196	1,196
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	839	839

		112,495

Corporate Bonds and Notes - 16.3%
Abbott Laboratories
5.600% due 05/15/11	280	285
5.875% due 05/15/16	4,425	4,600
Alamosa Delaware, Inc.
8.500% due 01/31/12	180	191
Allstate Life Global Funding Trusts
3.850% due 01/25/08	1,355	1,331
Altria Group, Inc.
7.000% due 11/04/13	710	778
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	35	35
American Express Bank (Ê)
Series BKNT
5.330% due 10/16/08	800	800
American General Finance Corp. (Ê)
Series MTNI
5.498% due 06/27/08	1,300	1,303
American International Group, Inc.
4.700% due 10/01/10	445	439
5.375% due 10/18/11	480	484
5.050% due 10/01/15 (Ñ)	440	430
American RE Corp. (Ñ)
Series B
7.450% due 12/15/26	435	493
Ameriprise Financial, Inc.
5.650% due 11/15/15	835	845
Anadarko Petroleum Corp.
5.790% due 09/15/09 (Ê)	480	481
5.950% due 09/15/16	1,090	1,107

108

6.450% due 09/15/36	550	570
Anheuser-Busch Cos., Inc. (Ñ)
4.950% due 01/15/14	395	385
ASIF Global Financing (Å)
4.900% due 01/17/13	50	49
AT&T, Inc.
5.100% due 09/15/14	325	317
BAE Systems Holdings, Inc. (p)
6.400% due 12/15/11	1,025	1,063
Bank of America Corp.
5.875% due 02/15/09	180	183
5.400% due 06/19/09 (Ê)	2,700	2,701
4.375% due 12/01/10	1,520	1,480
5.375% due 08/15/11	460	465
5.750% due 08/15/16	2,395	2,441
Bank of America NA
6.000% due 10/15/36	2,240	2,310
Bank of New York Co., Inc.
5.125% due 11/01/11	540	540
Banque Paribas
6.875% due 03/01/09	350	364
Bear Stearns Cos., Inc. (The) (Ê)
5.489% due 08/21/09	800	801
BellSouth Corp.
4.750% due 11/15/12 (Ñ)	20	19
6.550% due 06/15/34	1,080	1,116
Boeing Capital Corp. (Ñ)
6.100% due 03/01/11	150	156
Boston Scientific Corp.
6.400% due 06/15/16	650	660
Burlington Northern Santa Fe Corp.
6.875% due 12/01/27	80	89
Campbell Soup Co. (Ñ)
5.875% due 10/01/08	165	167
Carolina Power & Light Co.
5.150% due 04/01/15	840	825
Caterpillar Financial Services Corp. (Ê)
5.454% due 10/09/09	2,100	2,100
Caterpillar, Inc.
6.050% due 08/15/36	1,435	1,504
CenterPoint Energy Houston Electric LLC
Series J2
5.700% due 03/15/13	195	197
CenterPoint Energy Resources Corp.
Series B
7.875% due 04/01/13	440	491
Cingular Wireless Services, Inc.
7.875% due 03/01/11	1,125	1,233
8.750% due 03/01/31	1,920	2,516
Cisco Systems, Inc.
5.500% due 02/22/16	2,995	3,030
CIT Group Holdings, Inc. (Ê)
5.635% due 01/30/09	2,400	2,405
CIT Group, Inc.
6.875% due 11/01/09	80	84
Citicorp
7.250% due 10/15/11	455	493

109

Citigroup, Inc.
3.500% due 02/01/08	985	965
5.408% due 12/26/08 (Ê)	700	700
5.525% due 01/30/09 (Ê)	2,000	2,001
4.125% due 02/22/10	630	612
6.500% due 01/18/11	300	315
5.000% due 09/15/14	5,475	5,348
6.125% due 08/25/36	100	104
Clear Channel Communications, Inc.
4.250% due 05/15/09	100	96
6.250% due 03/15/11 (Ñ)	290	279
Clorox Co.
4.200% due 01/15/10	165	160
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	85	85
Comcast Cable Communications, Inc.
6.875% due 06/15/09	480	499
Comcast Corp.
6.500% due 01/15/15 (Ñ)	855	895
5.900% due 03/15/16	65	65
6.500% due 01/15/17	450	472
6.500% due 11/15/35	945	965
6.450% due 03/15/37	200	203
ConocoPhillips Holding Co.
6.950% due 04/15/29	1,155	1,333
Consolidated Edison Co. of New York (Ñ)
5.375% due 12/15/15	545	544
Consolidated Natural Gas Co.
6.850% due 04/15/11	385	406
Constellation Energy Group, Inc.
6.125% due 09/01/09	635	649
COX Communications, Inc.
3.875% due 10/01/08	240	233
6.750% due 03/15/11	2,895	3,028
Credit Suisse First Boston USA, Inc.
3.875% due 01/15/09	625	609
4.875% due 08/15/10	120	119
6.500% due 01/15/12	20	21
5.500% due 08/15/13 (Ñ)	95	96
Credit Suisse USA, Inc. (Ñ)
5.250% due 03/02/11	310	311
CRH America, Inc.
6.000% due 09/30/16	1,355	1,365
CVS Corp.
5.750% due 08/15/11	250	254
6.125% due 08/15/16	665	685
DaimlerChrysler NA Holding Corp.
4.050% due 06/04/08	165	161
5.875% due 03/15/11	300	302
8.500% due 01/18/31 (Ñ)	975	1,172
Detroit Edison Co.
6.125% due 10/01/10	120	124
6.350% due 10/15/32	105	111
Devon Energy Corp.
7.950% due 04/15/32	770	960
Dominion Resources, Inc.

110

4.750% due 12/15/10	90	88
5.700% due 09/17/12	390	395
Series B
6.250% due 06/30/12	90	93
Series C
5.150% due 07/15/15	950	922
DPL, Inc.
6.875% due 09/01/11	430	454
DR Horton, Inc.
6.500% due 04/15/16	660	658
Dresdner Funding Trust I (p)
8.151% due 06/30/31	410	495
DTE Energy Co. (Ñ)
7.050% due 06/01/11	1,400	1,486
Duke Energy Corp.
6.250% due 01/15/12	150	157
5.625% due 11/30/12	185	188
Duke Energy Field Services LLC
6.875% due 02/01/11	35	37
Duke Realty, LP
5.950% due 02/15/17	740	752
Eastman Kodak Co. (Ñ)
7.250% due 11/15/13	30	30
Electronic Data Systems Corp.
7.125% due 10/15/09	460	481
Eli Lilly & Co. (Ñ)
6.770% due 01/01/36	485	566
Embarq Corp.
7.082% due 06/01/16	1,055	1,079
Erac USA Finance Co. (p)
5.900% due 11/15/15	1,145	1,158
Exelon Corp.
4.900% due 06/15/15	1,065	1,007
5.625% due 06/15/35	520	494
FedEx Corp.
5.500% due 08/15/09	1,290	1,298
7.600% due 07/01/97	135	160
Financing Corp.
Principal Only STRIP
Series 10P
Zero coupon due 11/30/17	940	543
Series 2P
Zero coupon due 11/30/17	100	58
Series 6P
Zero coupon due 08/03/18	510	283
FirstEnergy Corp.
Series B (Ñ)
6.450% due 11/15/11	2,470	2,584
Series C
7.375% due 11/15/31	1,125	1,316
Ford Motor Co. (Ñ)
7.450% due 07/16/31	290	227
Ford Motor Credit Co.
4.950% due 01/15/08	320	312
7.375% due 10/28/09	2,430	2,365
Freddie Mac (Ñ)
5.250% due 05/21/09	1,960	1,979

111

General Electric Capital Corp.
3.250% due 06/15/09	1,065	1,019
5.570% due 01/20/10 (Ê)	600	601
5.500% due 04/28/11	170	173
4.250% due 06/15/12 (Ñ)	860	822
4.875% due 03/04/15	805	785
Series mtn (Ê)
5.410% due 10/26/09	2,700	2,699
Series MTNA
4.250% due 01/15/08	220	218
4.125% due 09/01/09 (Ñ)	780	761
6.000% due 06/15/12	220	229
5.450% due 01/15/13 (Ñ)	2,540	2,578
General Electric Co.
5.000% due 02/01/13	260	258
General Motors Corp.
8.375% due 07/05/33	70	82
8.375% due 07/15/33 (Ñ)	90	80
Glencore Funding LLC (p)
6.000% due 04/15/14	395	384
GMAC LLC
5.625% due 05/15/09	1,375	1,348
7.750% due 01/19/10	230	238
Goldman Sachs Group, Inc.
5.478% due 06/23/09 (Ê)	500	500
5.000% due 01/15/11 (Ñ)	150	149
6.875% due 01/15/11	1,170	1,241
4.750% due 07/15/13	1,055	1,018
5.350% due 01/15/16	940	929
Series MTNB (Ê)
5.480% due 07/29/08	2,000	2,003
Goldman Sachs Group, LP (Ñ)
4.500% due 06/15/10	1,055	1,032
Hartford Financial Services Group, Inc.
5.550% due 08/16/08	785	789
5.250% due 10/15/11	630	631
Hess Corp.
7.300% due 08/15/31	845	958
Historic TW, Inc.
8.050% due 01/15/16	460	519
Home Depot, Inc.
5.400% due 03/01/16	1,015	1,013
HSBC Bank USA NA (Ê)
Series BKNT
5.530% due 06/10/09	800	803
HSBC Finance Corp.
5.531% due 12/05/08 (Ê)	500	501
4.750% due 05/15/09 (Ñ)	4,580	4,549
4.125% due 11/16/09	2,870	2,784
6.750% due 05/15/11	1,280	1,359
7.000% due 05/15/12	1,485	1,608
6.375% due 11/27/12	410	433
5.000% due 06/30/15	305	296
ILFC E-Capital Trust II (Å)
6.250% due 12/21/65	290	294
International Business Machines Corp. (Ñ)
7.125% due 12/01/96	430	504

112

International Lease Finance Corp.
3.500% due 04/01/09	570	548
4.750% due 07/01/09	1,435	1,421
5.750% due 06/15/11	190	194
5.625% due 09/20/13	1,845	1,859
International Paper Co.
6.750% due 09/01/11	230	245
5.500% due 01/15/14	285	282
International Steel Group, Inc.
6.500% due 04/15/14	300	300
ITT Corp.
7.400% due 11/15/25	195	230
John Deere Capital Corp.
4.875% due 03/16/09	1,315	1,308
JP Morgan Chase Capital XV
5.875% due 03/15/35	2,040	1,986
JP Morgan Chase Capital XX
Series T
6.550% due 09/29/36	100	104
JPMorgan Chase & Co.
5.600% due 06/01/11	190	193
5.125% due 09/15/14	1,520	1,493
5.150% due 10/01/15 (Ñ)	770	753
Kellogg Co.
Series B
6.600% due 04/01/11	950	1,002
Kinder Morgan Energy Partners, LP
7.125% due 03/15/12	185	197
5.000% due 12/15/13 (Ñ)	115	110
Kinder Morgan Finance
Series WI
5.350% due 01/05/11	985	962
Kraft Foods, Inc.
4.000% due 10/01/08	1,180	1,153
5.625% due 11/01/11	1,335	1,353
Kroger Co. (The) (Ñ)
7.500% due 04/01/31	65	73
Lehman Brothers Holdings, Inc.
4.000% due 01/22/08	390	384
5.460% due 04/03/09 (Ê)	1,000	1,001
5.493% due 08/21/09 (Ê)	500	500
5.000% due 01/14/11	455	452
5.500% due 04/04/16 (Ñ)	265	265
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	180	180
Marshall & Ilsley Corp.
5.350% due 04/01/11	1,345	1,352
Merrill Lynch & Co., Inc.
5.685% due 07/25/11 (Ê)	700	701
6.220% due 09/15/26	2,800	2,891
Series MTNB
3.125% due 07/15/08	1,125	1,087
Series MTNC
5.440% due 06/16/08 (Ê)	1,900	1,903
4.250% due 02/08/10	1,235	1,201
Metlife, Inc.
5.700% due 06/15/35	780	770

113

Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	4,150	4,268
Miller Brewing Co. (p)
5.500% due 08/15/13	275	272
Monumental Global Funding II (p)
4.625% due 03/15/10	200	196
Morgan Stanley
5.440% due 03/07/08 (Ê)	500	500
3.625% due 04/01/08	100	98
3.875% due 01/15/09	840	819
5.625% due 01/09/12	370	376
4.750% due 04/01/14 (Ñ)	250	239
5.375% due 10/15/15	265	263
Series GMTN (Ê)
5.550% due 02/09/09	100	100
Series MTNF (Ê)
5.499% due 01/18/08	1,100	1,102
Motorola, Inc.
5.220% due 10/01/97	780	635
Natexis Ambs Co. LLC (f)(p)
8.440% due 12/29/49	300	314
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	2,005	2,036
News America Holdings, Inc.
7.750% due 12/01/45	35	39
7.900% due 12/01/95	250	277
8.250% due 10/17/96	50	58
News America, Inc.
6.200% due 12/15/34	195	190
Series WI
6.400% due 12/15/35	2,215	2,221
Nisource Finance Corp.
7.875% due 11/15/10	295	319
Norfolk Southern Corp.
6.200% due 04/15/09	645	659
7.050% due 05/01/37	195	229
7.900% due 05/15/97	795	996
6.000% due 03/15/05	410	396
Northern States Power Co.
Series B
8.000% due 08/28/12	1,110	1,258
Northern Trust Corp.
5.300% due 08/29/11	825	832
Occidental Petroleum Corp.
9.250% due 08/01/19	150	199
Ohio Power Co.
Series F
5.500% due 02/15/13	45	45
ONEOK Partners, LP
6.650% due 10/01/36	1,240	1,276
Owens Corning, Inc. (Å)
6.500% due 12/01/16	725	737
Pacific Gas & Electric Co.
3.600% due 03/01/09	75	72
4.200% due 03/01/11	640	615
6.050% due 03/01/34	495	506

114

Pemex Project Funding Master Trust
7.375% due 12/15/14 (Ñ)	600	659
8.625% due 02/01/22	100	122
Series 144a (p)
5.750% due 12/15/15	200	198
Progress Energy, Inc.
5.850% due 10/30/08	760	774
7.100% due 03/01/11	175	187
7.750% due 03/01/31	95	116
7.000% due 10/30/31	165	186
ProLogis
5.625% due 11/15/15	1,535	1,536
Rabobank Capital Funding II (f)(Å)
5.260% due 12/31/49	20	20
Rabobank Capital Funding Trust (f)(Å)
5.254% due 12/29/49	40	39
RBS Capital Trust III (f)
5.512% due 09/29/49	515	507
Regions Financial Corp.
4.500% due 08/08/08	1,220	1,206
Residential Capital Corp.
6.125% due 11/21/08	290	292
6.000% due 02/22/11 (Ñ)	685	687
Safeway, Inc. (Ñ)
7.250% due 02/01/31	45	49
SBC Communications, Inc.
4.125% due 09/15/09	1,715	1,665
5.300% due 11/15/10	2,730	2,734
6.150% due 09/15/34	215	215
Sigma Finance, Inc. (Ê)(Å)
8.500% due 08/11/16	690	690
Simon Property Group, LP
4.600% due 06/15/10	990	969
4.875% due 08/15/10	1,100	1,083
5.750% due 12/01/15	2,765	2,814
6.100% due 05/01/16	850	886
SLM Corp.
5.400% due 10/25/11	1,065	1,070
Series MTNA
4.000% due 01/15/09	1,155	1,126
Southern Copper Corp.
7.500% due 07/27/35	555	593
Sovereign Bank
5.125% due 03/15/13	400	393
Sprint Capital Corp.
7.625% due 01/30/11	2,665	2,872
8.375% due 03/15/12	360	405
6.875% due 11/15/28	420	430
8.750% due 03/15/32	1,750	2,162
State Street Bank & Trust Co. (Ñ)
Series BKNT
5.300% due 01/15/16	250	249
Suntrust Bank
5.000% due 09/01/15	1,900	1,846
Tele-Communications-TCI Group
9.800% due 02/01/12	385	455
7.875% due 08/01/13	790	884

115

Time Warner Entertainment Co., LP
Series *
8.375% due 07/15/33	1,280	1,560
Time Warner, Inc.
6.875% due 05/01/12	485	515
7.700% due 05/01/32	420	478
TXU Corp.
Series P (Ñ)
5.550% due 11/15/14	110	105
Series R
6.550% due 11/15/34	475	453
TXU Electric Delivery Co.
6.375% due 05/01/12	25	26
6.375% due 01/15/15	30	31
TXU Energy Co. LLC
7.000% due 03/15/13	465	490
Tyson Foods, Inc.
6.600% due 04/01/16	115	118
Unilever Capital Corp.
5.900% due 11/15/32	315	320
Union Pacific Corp.
3.625% due 06/01/10	450	426
United Technologies Corp.
5.400% due 05/01/35	70	69
UnitedHealth Group, Inc.
5.250% due 03/15/11	220	220
US Bancorp
5.300% due 04/28/09	1,450	1,456
US Bank NA
5.700% due 12/15/08	70	71
USB Capital IX (f)
6.189% due 04/15/42	100	102
Verizon Communications, Inc.
5.350% due 02/15/11	775	779
5.550% due 02/15/16	310	309
Verizon Global Funding Corp.
7.375% due 09/01/12	275	302
5.850% due 09/15/35	300	288
Verizon Maryland, Inc. (Ñ)
Series A
6.125% due 03/01/12	585	601
Verizon Virginia, Inc. (Ñ)
Series A
4.625% due 03/15/13	885	830
Viacom, Inc.
5.750% due 04/30/11	340	340
Wachovia Bank NA
Series BKNT
5.800% due 12/01/08	280	284
Wachovia Capital Trust III (f)
5.800% due 03/15/42	250	252
Wachovia Corp.
5.700% due 08/01/13	2,260	2,315
5.250% due 08/01/14	795	788
5.625% due 10/15/16	400	404
Waste Management, Inc.
6.375% due 11/15/12	555	580

116

WellPoint, Inc.
5.850% due 01/15/36	100	98
Wells Fargo & Co.
5.300% due 08/26/11	340	342
4.950% due 10/16/13	215	210
Wells Fargo Bank NA
5.750% due 05/16/16	220	226
Weyerhaeuser Co.
6.750% due 03/15/12	1,675	1,754
Wyeth
6.950% due 03/15/11	1,985	2,115
5.500% due 03/15/13	100	101
5.500% due 02/01/14	55	55
XTO Energy, Inc.
7.500% due 04/15/12	40	44
Zurich Capital Trust I (p)
8.376% due 06/01/37	1,365	1,434

		230,061

International Debt - 3.5%
Abbey National PLC (Ê)(f)
6.700% due 06/29/49	720	734
Aiful Corp. (Å)
5.000% due 08/10/10	300	292
Anadarko Finance Co.
Series B
7.500% due 05/01/31	515	597
Apache Finance Canada Corp.
4.375% due 05/15/15	440	408
Arch Capital Group, Ltd.
7.350% due 05/01/34	175	195
AXA SA
8.600% due 12/15/30	1,245	1,635
Banque Centrale de Tunisie
8.250% due 09/19/27	550	674
BNP Paribas (f)(p)
5.186% due 06/29/49	800	763
British Telecommunications PLC (Ê)(f)
8.875% due 12/15/30	145	196
China Development Bank
5.000% due 10/15/15	100	98
CIT Group Funding Co. of Canada
5.600% due 11/02/11	220	222
Conoco Funding Co.
6.350% due 10/15/11	885	931
Corp. Nacional del Cobre de Chile (Ñ)(Å)
6.150% due 10/24/36	100	102
Crest, Ltd. (p)
Series 2003-2A Class C2
5.709% due 12/28/38	1,710	1,689
Deutsche Telekom International Finance BV
5.569% due 03/23/09 (Ê)	900	900
8.000% due 06/15/10	545	595
5.750% due 03/23/16	300	296
8.250% due 06/15/30	155	193
Egypt Government AID Bonds
4.450% due 09/15/15	660	639
Eksportfinans ASA

117

5.500% due 05/25/16	450	465
Export-Import Bank of China (p)
4.875% due 07/21/15	465	450
Export-Import Bank of Korea (p)
4.125% due 02/10/09	255	249
Falconbridge, Ltd.
6.000% due 10/15/15	405	407
Glitnir Banki HF (Å)
6.330% due 07/28/11	270	278
6.693% due 06/15/16	450	464
HBOS PLC (f)(p)
5.920% due 09/29/49	100	98
HSBC Holdings PLC
6.500% due 05/02/36	145	157
Ispat Inland ULC
9.750% due 04/01/14	610	683
Kaupthing Bank Hf (B)
6.062% due 04/12/11	750	750
Kaupthing Bank Hf (Å)
5.750% due 10/04/11 (Ñ)	100	100
7.125% due 05/19/16	1,250	1,332
Klio Funding, Ltd. (Ê)(p)
Series 2004-1A Class A1
6.030% due 04/23/39	1,515	1,526
Korea Development Bank (Ñ)
4.250% due 11/13/07	605	598
Korea Electric Power Corp. (p)
5.125% due 04/23/34	125	124
Mexico Government International Bond
5.625% due 01/15/17	16	16
8.300% due 08/15/31	945	1,202
Series MTNA
7.500% due 04/08/33	1,071	1,256
Mizuho Financial Group Cayman, Ltd. (p)
5.790% due 04/15/14	315	319
MUFG Capital Finance 1, Ltd. (f)
6.346% due 07/25/49	200	202
National Australia Bank, Ltd. (Ê)(p)
1.000% due 09/11/09	500	500
Newcastle CDO, Ltd. (p)
Series 2004-4A Class 3FX
5.110% due 03/24/39	845	803
Petrobras International Finance Co.
6.125% due 10/06/16	390	390
Petroleum Export, Ltd. (p)
5.265% due 06/15/11	93	90
Province of Quebec Canada
Series PJ
6.125% due 01/22/11	1,100	1,144
Ras Laffan Liquefied Natural Gas Co., Ltd. II (p)
5.298% due 09/30/20	435	420
Ras Laffan Liquefied Natural Gas Co., Ltd. III (p)
5.838% due 09/30/27	250	243
Resona Bank, Ltd. (f)
5.850% due 09/29/49	375	367
Resona Preferred Global Securities Cayman, Ltd. (f)(Ñ)(Å)
7.191% due 12/29/49	300	315

118

Royal Bank of Scotland Group PLC (f)
Series 1
9.118% due 03/31/49	200	223
Royal Bank of Scotland PLC (Ê)
5.770% due 07/06/12	2,400	2,404
Royal KPN NV
8.000% due 10/01/10	550	596
Russia Government International Bond
5.000% due 03/31/30 (p)	565	633
Series REGS
5.000% due 03/31/30	1,150	1,288
Santander Financial Issuances
6.375% due 02/15/11	120	125
Sanwa Finance Aruba AEC
8.350% due 07/15/09	460	495
Shinsei Finance Cayman, Ltd. (f)(Å)
6.418% due 01/29/49	400	402
Siemens Financieringsmaatschappij NV (p)
5.750% due 10/17/16	1,025	1,046
6.125% due 08/17/26	3,725	3,875
Sumitomo Mitsui Banking Corp. (f)(p)
5.625% due 07/29/49	145	142
Systems 2001 AT LLC (p)
7.156% due 12/15/11	271	281
Telecom Italia Capital SA
5.250% due 10/01/15	2,470	2,310
Telefonica Emisiones SAU (Ê)
5.629% due 06/19/09	800	801
Telefonica Europe BV
7.750% due 09/15/10	1,910	2,067
Telefonos de Mexico SA de CV
4.500% due 11/19/08	515	505
TELUS Corp.
8.000% due 06/01/11	755	833
TNK-BP Finance SA (Å)
Series 144a
7.500% due 07/18/16	400	419
Transocean, Inc. (Ê)
5.591% due 09/05/08	500	500
Tyco International Group SA
6.750% due 02/15/11	600	635
6.375% due 10/15/11	355	373
6.000% due 11/15/13	720	747
7.000% due 06/15/28	30	34
6.875% due 01/15/29	90	101
Vale Overseas, Ltd.
6.250% due 01/11/16	200	201
Vodafone Group PLC
7.750% due 02/15/10	375	402
WEA Finance LLC/WCI Finance LLC (Å)
5.700% due 10/01/16	1,820	1,823

		49,368

Loan Agreements - 0.3%
Starbound Reinsurance, Ltd., Term Loan B
6.738% due 03/31/08	4,000	4,000

Mortgage-Backed Securities - 55.8%
Adjustable Rate Mortgage Trust (Ê)

119

Series 2005-3 Class 8A2
5.560% due 07/25/35	545	547
American Home Mortgage Investment Trust (Ê)
Series 2004-4 Class 4A
4.390% due 02/25/45	346	337
Series 2005-2 Class 5A2
5.470% due 09/25/35	719	719
Series 2005-3 Class 3A2
5.500% due 09/25/35	570	570
Series 2005-4 Class 1A1
5.610% due 11/25/45	1,360	1,367
Arcap Reit, Inc. (p)
Series 2004-RR3 Class B
5.040% due 09/21/45	420	407
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	885	880
Series 2004-4 Class A3
4.128% due 07/10/42	580	565
Series 2005-2 Class A4
4.783% due 07/10/43	865	849
Series 2005-3 Class A2
4.501% due 07/10/43	445	436
Series 2005-3 Class A4
4.668% due 07/10/43	1,200	1,150
Series 2005-5 Class A4
5.115% due 10/10/45	1,625	1,605
Series 2005-6 Class A1
5.001% due 09/10/47	1,766	1,762
Series 2005-6 Class A2
5.165% due 09/10/47	1,275	1,277
Series 2006-1 Class A4
5.372% due 09/10/45	305	307
Series 2006-3 Class A4
5.889% due 07/10/44	1,030	1,074
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	937	918
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	484	473
Series 2006-3 Class 5A8
5.500% due 03/25/36	820	816
Series 2006-A Class 3A2
5.919% due 02/20/36	4,201	4,244
Series 2006-A Class 4A1 (Ê)
5.567% due 02/20/36	906	906
Series 2006-B Class 7A1 (Ê)
5.899% due 03/20/36	941	944
Series 2006-G Class 2A1 (Ê)
5.550% due 07/20/36	1,206	1,204
Series 2006-G Class 2A2 (Ê)
5.410% due 07/20/36	1,148	1,146
Banc of America Mortgage Securities
Series 2003-9 Class 1A12 (Ê)
5.770% due 12/25/33	1,212	1,217
Series 2004-1 Class 5A1
6.500% due 09/25/33	40	40

120

Series 2004-11 Class 2A1
5.750% due 01/25/35	759	749
Series 2004-2 Class 5A1
6.500% due 10/25/31	138	141
Series 2005-L Class 3A1 (Ê)
5.453% due 01/25/36	443	441
Series 2006-2 Class A15
6.000% due 07/25/36	962	968
Bank of America Alternative Loan Trust
Series 2003-10 Class 2A2 (Ê)
5.770% due 12/25/33	455	458
Series 2003-2 Class CB2 (Ê)
5.820% due 04/25/33	198	199
Series 2006-5 Class CB17
6.000% due 06/25/36	737	739
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-4 Class A4
3.516% due 06/25/34	380	371
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	699	701
Series 2006-4 Class 32A1
6.486% due 07/25/36	3,616	3,689
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR Class A1
4.386% due 02/11/41	429	424
Chase Mortgage Finance Corp. (Ê)
Series 2005-A1 Class 2A2
5.250% due 12/25/35	1,804	1,788
Series 2006-A1 Class 1A1
6.075% due 09/25/36	1,776	1,783
Series 2006-A1 Class 4A1
6.072% due 09/25/36	1,299	1,302
Citigroup Mortgage Loan Trust, Inc.
Series 2004-HYB Class A2 (Ê)
4.306% due 02/25/34	142	142
Series 2005-11 Class A2A (Ê)
4.700% due 12/25/35	182	179
Series 2006-WF1 Class A2F
5.657% due 03/01/36	565	565
Series 2006-WFH Class A1 (Ê)
5.410% due 11/25/36	2,600	2,602
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3 Class A5
5.617% due 10/15/48	540	543
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	498	501
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class A3
6.040% due 09/15/30	3,715	3,751
Countrywide Alternative Loan Trust
Series 2004-2CB Class 1A4 (Ê)
5.720% due 03/25/34	810	812
Series 2005-56 Class 4A1 (Ê)
5.640% due 11/25/35	1,521	1,526
Series 2005-59 Class 1A1 (Ê)

121

5.656% due 11/20/35	1,775	1,781
Series 2005-J12 Class 2A1 (Ê)
5.600% due 11/25/35	1,374	1,377
Series 2005-J13 Class 2A3
5.500% due 11/25/35	289	289
Series 2005-J8 Class 1A3
5.500% due 07/25/35	689	688
Series 2006-9T1 Class A7
6.000% due 05/25/36	383	387
Series 2006-J2 Class A3
6.000% due 04/25/36	573	579
Countrywide Asset-Backed Certificates (Ê)
Series 2005-IM2 Class A3
5.590% due 01/25/36	2,535	2,539
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1 (Ê)
5.720% due 09/25/34	705	708
Series 2004-7 Class 5A2 (Ê)
5.600% due 05/25/34	132	132
Series 2005-3 Class 1A2 (Ê)
5.620% due 04/25/35	106	106
Series 2005-HYB Class 3A2A (Ê)
5.250% due 02/20/36	174	172
Series 2005-R3 Class AF (Ê)(Å)
5.730% due 09/25/35	1,323	1,330
Series 2006-HYB Class 2A1A
5.702% due 05/20/36	914	922
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C5 Class A1
3.093% due 12/15/36	1,349	1,313
Series 2005-C4 Class A3
5.120% due 08/15/38	5,050	5,025
Series 2005-C6 Class A1
4.938% due 12/15/40	1,175	1,170
Series 2005-C6 Class A4
5.230% due 12/15/40	1,265	1,259
Credit Suisse Morgan Stanley Commercial Mortgage Trust (Ê)(p)
Series 2006-HC1 Class A1
5.510% due 05/15/23	1,445	1,445
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class A1
4.367% due 07/15/10	399	393
Series 2006-C1 Class AAB
5.681% due 02/15/39	945	960
Series 2006-C2 Class A1
5.250% due 03/15/39	864	867
Series 2006-C2 Class A2
5.659% due 03/15/39	870	893
Series 2006-C4 Class A1
4.771% due 09/15/39	2,390	2,369
Series 2006-C4 Class A3
5.467% due 09/15/39	1,210	1,223
Series 2006-TFL Class A1 (Ê)(p)
5.440% due 04/15/21	1,841	1,841
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	284	289

122

Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3
5.024% due 08/25/35	840	856
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	572	577
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
6.910% due 07/19/44	282	285
Series 2005-AR6 Class 2A1A (Ê)
5.610% due 10/19/45	1,410	1,415
Fannie Mae
7.000% due 2011	8	8
8.000% due 2011	4	4
5.363% due 2012	598	599
5.500% due 2013	14	14
6.500% due 2013	48	49
6.500% due 2015	29	30
7.000% due 2015	10	10
6.000% due 2016	112	114
6.500% due 2016	33	34
5.000% due 2017	252	249
5.500% due 2017	20	20
6.000% due 2017	1,472	1,497
6.500% due 2017	356	363
7.500% due 2017	1	1
9.000% due 2017	1	1
4.500% due 2018	4,052	3,929
5.000% due 2018	3,334	3,292
5.500% due 2018	401	402
6.500% due 2018	372	385
4.500% due 2019	1,311	1,270
5.000% due 2019	10,660	10,514
6.500% due 2019	191	196
4.000% due 2020	3,458	3,274
4.500% due 2020	8,621	8,346
5.000% due 2020	12,165	11,992
6.500% due 2020	74	76
4.000% due 2021	882	836
5.000% due 2021	995	980
6.000% due 2021	996	1,010
8.000% due 2024	141	149
8.500% due 2024	27	28
9.000% due 2024	7	7
7.000% due 2025	29	30
8.000% due 2025	1	1
8.500% due 2025	25	26
7.000% due 2026	30	31
9.000% due 2026	6	6
7.000% due 2027	10	10
9.000% due 2027	1	1
6.500% due 2028	558	571
6.500% due 2029	1,202	1,236
7.000% due 2029	167	173
6.500% due 3030	9	10
8.000% due 3030	169	179
6.500% due 2031	189	194

123

8.000% due 2031	165	174
5.500% due 2032	78	77
6.000% due 2032	1,687	1,703
6.500% due 2032	2,023	2,073
7.000% due 2032	748	771
8.000% due 2032	6	7
3.950% due 2033 (Ê)	609	595
4.500% due 2033	1,060	997
4.644% due 2033 (Ê)	377	376
5.000% due 2033	8,181	7,919
5.500% due 2033	20,772	20,585
6.000% due 2033	900	907
6.500% due 2033	1,154	1,180
4.500% due 2034	1,371	1,288
5.000% due 2034	12,932	12,514
5.500% due 2034	35,222	34,876
6.000% due 2034	9,346	9,418
6.500% due 2034	1,039	1,061
4.500% due 2035	3,895	3,658
4.554% due 2035 (Ê)	1,026	1,020
5.000% due 2035	7,705	7,448
5.500% due 2035	56,622	56,008
6.000% due 2035	4,347	4,377
6.559% due 2035 (Ê)	898	924
6.565% due 2035 (Ê)	1,466	1,509
6.566% due 2035 (Ê)	642	661
5.000% due 2036	12,979	12,535
5.500% due 2036	993	981
6.000% due 2036	8,405	8,457
6.500% due 2036	354	360
Series 1992-158 Class ZZ
7.750% due 08/25/22	286	303
Series 1993-134 Class H
6.500% due 08/25/08	1,011	1,015
Series 1999-56 Class Z
7.000% due 12/18/29	376	391
Series 2003-32 Class FH (Ê)
5.720% due 11/25/22	293	295
Series 2003-337 Class 1
Principal Only STRIP
Zero coupon due 07/01/33	895	659
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	882	196
Series 2003-78 Class FI (Ê)
5.720% due 01/25/33	651	652
Series 2004-21 Class FL (Ê)
5.670% due 11/25/32	338	338
Series 2005-65 Class FP (Ê)
5.570% due 08/25/35	503	503
15 Year TBA (Ï)
4.500%	1,705	1,649
5.000%	14,460	14,239
5.500%	3,000	3,003
6.000%	2,485	2,523
30 Year TBA (Ï)
4.500%	1,780	1,670

124

5.000%	49,485	47,759
5.500%	48,150	47,572
6.000%	27,615	27,779
6.500%	21,910	22,322
Fannie Mae Grantor Trust
Series 2001-T6 Class B
6.088% due 05/25/11	1,810	1,889
Fannie Mae REMICS (Ê)
Series 2006-5 Class 3A2
4.677% due 05/25/35	100	99
Fannie Mae Whole Loan (Ê)
Series 2004-W2 Class 5AF
5.680% due 03/25/44	658	658
Federal Home Loan Mortgage Corp. Structured Pass
Through Securities (Ê)
Series 2005-63 Class 1A1
5.632% due 02/25/45	127	127
FHA Project Citi 68 NP
7.430% due 06/27/21	251	254
First Horizon Alternative Mortgage Securities
Series 2006-AA5 Class A2 (Ê)
6.626% due 09/25/36	576	590
Series 2006-FA3 Class A6
6.000% due 07/25/36	480	486
First Horizon Asset Securities, Inc. (Ê)
Series 2005-AR5 Class 3A1
5.525% due 10/25/35	211	211
Freddie Mac
4.500% due 01/15/13 (Ñ)	2,140	2,092
9.000% due 06/01/16	53	55
5.000% due 01/01/18	336	332
5.000% due 02/01/19	660	650
4.500% due 09/01/20	917	886
7.078% due 07/01/27 (Ê)	40	41
5.500% due 03/01/32	440	437
5.500% due 08/01/33	110	109
4.688% due 08/01/34 (Ê)	419	420
5.000% due 10/01/35	2,555	2,471
5.000% due 03/01/36	2,875	2,779
5.500% due 10/01/36	190	188
Series 1993-160 Class I
Interest Only STRIP
6.500% due 11/15/08	93	4
Series 1998-210 Class ZM
6.000% due 12/15/28	732	738
Series 2000-226 Class F (Ê)
5.780% due 11/15/30	13	13
Series 2001-229 Class KF (Ê)
5.570% due 07/25/22	455	459
Series 2003-262 Class AB
2.900% due 11/15/14	684	662
Series 2004-277 Class UF (Ê)
5.630% due 06/15/33	828	829
Series 2004-281 Class DF (Ê)
5.780% due 06/15/23	251	253
Series 2005-292 Class IG
Interest Only STRIP

125

5.000% due 04/15/23	376	57
Series 2005-294 Class FA (Ê)
5.500% due 03/15/20	490	489
Series 2005-305 Class JF (Ê)
5.620% due 10/15/35	555	555
15 Year TBA (Ï)
5.000%	4,000	3,936
30 Year TBA (Ï)
5.000%	14,100	13,620
5.500%	15,030	14,860
6.000%	14,580	14,676
Freddie Mac Gold
7.000% due 2008	8	8
8.000% due 2009	6	6
6.000% due 2010	44	44
7.000% due 2010	75	77
8.000% due 2010	18	19
6.000% due 2011	165	169
7.000% due 2011	9	9
6.000% due 2012	4	4
6.000% due 2013	100	102
12.000% due 2014	22	23
6.000% due 2016	353	358
9.000% due 2016	24	25
6.000% due 2017	404	412
4.500% due 2018	2,123	2,053
5.000% due 2018	744	734
5.500% due 2019	875	876
5.500% due 2020	2,227	2,231
6.500% due 2025	18	19
8.000% due 2025	33	35
9.000% due 2026	1	1
6.500% due 2027	3	3
8.500% due 2027	68	73
6.500% due 2028	217	224
6.500% due 2029	386	395
7.222% due 2030 (Ê)	7	8
6.000% due 2031	17	17
6.500% due 2031	659	676
5.500% due 2032	3,048	3,024
6.500% due 2032	678	695
7.000% due 2032	322	333
7.500% due 2032	85	89
5.000% due 2033	567	549
5.500% due 2033	5,936	5,888
6.000% due 2033	590	596
4.500% due 2034	156	147
5.000% due 2034	2,513	2,434
5.500% due 2034	2,862	2,836
6.000% due 2034	861	868
6.500% due 2034	59	60
5.000% due 2035	5,175	5,003
5.500% due 2035	2,100	2,081
5.000% due 2036	1,495	1,445
Freddie Mac Reference REMICS
Series 2006-R00 Class AK
5.750% due 12/15/18	638	641

126

Freddie Mac REMICS
Series 2003-269 Class FE (Ê)
5.930% due 12/15/28	685	688
Series 2004-277 Class KE
3.500% due 12/15/17	456	451
Series 2006-323 Class PA
6.000% due 03/15/26	825	837
GE Capital Commercial Mortgage Corp.
Series 2005-C1 Class A1
4.012% due 06/10/48	550	539
Series 2005-C1 Class A5
4.772% due 06/10/48	400	387
Series 2006-C1 Class A4
5.339% due 03/10/44	905	912
Ginnie Mae I
6.500% due 2008	3	4
6.500% due 2009	32	32
6.500% due 2010	6	6
7.000% due 2011	14	14
9.500% due 2016	1	1
8.000% due 2017	11	11
10.500% due 2020	36	40
8.000% due 2022	23	24
8.500% due 2022	1	1
8.500% due 2024	12	13
8.000% due 2025	13	13
8.000% due 2026	115	122
8.000% due 2029	61	65
8.500% due 2029	21	22
8.000% due 2030	61	66
8.500% due 2030	15	16
7.000% due 2031	259	268
7.000% due 2032	128	132
5.000% due 2033	3,233	3,157
7.000% due 2033	17	18
5.000% due 2035	523	510
6.000% due 2035	4,829	4,896
5.500% due 2036	104	103
30 Year TBA (Ï)
5.500%	5,495	5,471
6.000%	1,000	1,013
6.500%	3,200	3,285
Ginnie Mae II
5.125% due 10/20/27 (Ê)	54	54
5.375% due 05/20/30 (Ê)	39	39
5.000% due 07/20/30 (Ê)	222	223
7.500% due 07/20/32	20	21
4.500% due 04/20/35	755	709
GMAC Commercial Mortgage Securities, Inc.
Series 2001-C1 Class A2
6.465% due 04/15/34	510	533
Series 2005-C1 Class A2
4.471% due 05/10/43	465	456
GMAC Mortgage Corp. Loan Trust
Series 2005-AR6 Class 3A1
5.297% due 11/19/35	747	743
Series 2006-AR1 Class 1A1 (Ê)

127

5.633% due 03/19/36	1,836	1,844
Government National Mortgage Association (Ê)
Series 1999-40 Class FE
5.870% due 11/16/29	441	446
Greenpoint Mortgage Funding Trust (Ê)
Series 2006-AR5 Class A1A
5.400% due 10/25/46	1,994	1,993
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,380	1,384
Series 2005-GG3 Class A1
3.919% due 08/10/42	704	692
Series 2005-GG5 Class A41
5.243% due 04/10/37	695	696
GS Mortgage Securities Corp. II
Series 1998-C1 Class A2
6.620% due 10/18/30	1,215	1,235
Series 2005-GG4 Class AABA
4.680% due 07/10/39	600	584
Series 2006-FL8 Class A1 (Ê)(p)
5.430% due 01/06/08	2,680	2,680
Series 2006-GG6 Class A4
5.553% due 04/10/38	305	311
Series 2006-GG8 Class AAB
5.535% due 11/10/39	575	585
GSMPS Mortgage Loan Trust (Ê)(p)
Series 2004-4 Class 1AF
5.720% due 06/25/34	1,211	1,217
Harborview Mortgage Loan Trust
Series 2004-4 Class 3A (Ê)
2.975% due 06/19/34	1,838	1,824
Series 2005-14 Class 3A1A
5.319% due 12/19/35	219	218
Series 2006-2 Class 1A
5.454% due 02/25/36	519	530
Series 2006-3 Class 1A1A (Ê)
6.474% due 06/19/36	6,616	6,775
HSI Asset Securitization Corp. Trust (Ê)
Series 2005-I1 Class 2A1
5.440% due 11/25/35	1,160	1,161
Impac CMB Trust (Ê)
Series 2004-2 Class A2
5.830% due 04/25/34	99	99
Series 2004-3 Class 1A
5.570% due 06/25/34	116	116
Series 2004-5 Class 1A1
5.690% due 10/25/34	455	456
Impac Secured Assets CMN Owner Trust (Ê)
Series 2005-2 Class A1
5.650% due 03/25/36	1,418	1,420
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class A2
5.099% due 09/25/35	353	344
Series 2005-AR2 Class 4A1
5.437% due 11/25/35	26	26
Series 2006-AR3 Class 2A1A
6.410% due 03/25/36	8,191	8,367

128

Indymac Loan Trust (Ê)
Series 2004-L1 Class A1 (p)
5.610% due 07/25/09	292	292
Series 2005-L1 Class A
5.520% due 06/25/10	1,000	1,002
Series 2005-L2 Class A1
5.540% due 01/25/11	1,292	1,295
JP Morgan Alternative Loan Trust
Series 2006-A2 Class 3A1
5.925% due 05/25/36	3,026	3,062
Series 2006-A2 Class 5A1
6.360% due 05/25/36	1,740	1,748
Series 2006-A3 Class 1A2 (Ê)
5.400% due 07/25/36	1,486	1,483
Series 2006-A4 Class A4 (Ê)
5.400% due 08/25/36	1,143	1,142
Series 2006-A6 Class 1A2 (Ê)
5.390% due 11/25/36	1,610	1,610
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7 Class A3
4.449% due 01/12/38	940	916
Series 2004-LN2 Class A1
4.475% due 07/15/41	689	673
Series 2005-CB1 Class A1
4.520% due 08/12/37	1,024	1,012
Series 2005-CB1 Class A2
5.247% due 01/12/43	2,550	2,558
Series 2005-CB1 Class A4
4.895% due 09/12/37	80	78
5.294% due 01/12/43	200	201
Series 2005-FL1 Class A1 (Ê)(p)
5.430% due 02/15/19	940	940
Series 2005-LDP Class A1
5.035% due 12/15/44	3,225	3,216
4.116% due 03/15/46	512	504
Series 2005-LDP Class A3
4.959% due 08/15/42	690	680
5.208% due 12/15/44	2,845	2,849
Series 2005-LDP Class A3A1
4.871% due 10/15/42	630	620
Series 2005-LDP Class A4
4.918% due 10/15/42	400	390
5.179% due 12/15/44	1,375	1,374
Series 2006-CB1 Class A3A (p)
5.491% due 12/12/44	1,370	1,388
Series 2006-CB1 Class A4
5.814% due 06/12/43	725	753
5.481% due 12/12/44	460	466
5.817% due 05/12/45	1,685	1,715
Series 2006-CB1 Class ASB
5.506% due 12/12/44	365	369
Series 2006-FL1 Class A1A (Ê)(p)
5.410% due 02/15/20	2,584	2,585
Series 2006-LDP Class A2
5.862% due 04/15/45	1,975	2,037
Series 2006-LDP Class A4
5.876% due 04/15/45	2,790	2,925

129

5.561% due 05/15/45	830	835
JP Morgan Mortgage Trust
Series 2005-A2 Class 3A1
4.909% due 04/25/35	1,213	1,199
Series 2005-A3 Class 6A1
4.913% due 06/25/35	1,613	1,591
Series 2005-A6 Class 2A2
4.977% due 08/25/35	1,168	1,155
Series 2006-A2 Class 1A1
5.473% due 04/25/36	1,781	1,774
Series 2006-A6 Class 3A1
6.165% due 10/25/36	1,377	1,386
LB-UBS Commercial Mortgage Trust
Series 2001-C3 Class A1
6.058% due 06/15/20	248	252
Series 2003-C3 Class A1
2.599% due 05/15/27	519	504
Series 2004-C2 Class A1
2.946% due 03/15/29	1,398	1,343
Series 2004-C4 Class A3
5.154% due 06/15/29	1,180	1,184
Series 2005-C3 Class A5
4.739% due 07/15/30	340	328
Series 2005-C3 Class AAB
4.664% due 07/15/30	400	389
Series 2006-C4 Class A4
5.900% due 06/15/38	315	331
Lehman Brothers Floating Rate Commercial
Mortgage Trust (Ê)(p)
Series 2006-LLF Class A1
5.400% due 09/15/21	580	580
Lehman Mortgage Trust
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,155	1,158
Lehman XS Trust (Ê)
Series 2005-5N Class 1A1
5.630% due 11/25/35	1,160	1,164
Series 2005-7N Class 1A1B
5.630% due 12/25/35	786	790
Mach One Trust Commercial Mortgage-Backed (p)
Series 2004-1A Class A3
5.220% due 05/28/40	1,350	1,318
Mastr Adjustable Rate Mortgages Trust
Series 2006-2 Class 3A1
4.848% due 01/25/36	956	946
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.660% due 06/25/33	348	350
Series 2004-10 Class 5A6
5.750% due 09/25/34	505	505
Mastr Asset Securitization Trust
Series 2003-11 Class 6A8 (Ê)
5.820% due 12/25/33	766	770
Series 2003-7 Class 4A35 (Ê)
5.720% due 09/25/33	808	809
Series 2004-4 Class 2A2 (Ê)
5.770% due 04/25/34	324	324

130

Series 2005-2 Class 1A1
5.250% due 11/25/35	1,235	1,217
Mastr Reperforming Loan Trust (Å)
Series 2005-1 Class 1A1
6.000% due 08/25/34	686	688
Merrill Lynch Mortgage Trust
Series 2004-MKB Class A2
4.353% due 02/12/42	820	804
Series 2005-LC1 Class A1
5.017% due 01/12/44	1,126	1,123
Series 2005-LC1 Class A2
5.202% due 01/12/44	1,265	1,267
Series 2005-MKB Class A1
4.446% due 09/12/42	914	902
Series 2005-MKB Class A4
5.204% due 09/12/42	555	552
Series 2006-C1 Class A4
5.844% due 05/12/39	660	682
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3 Class A2
5.291% due 07/12/46	1,400	1,406
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.930% due 04/25/29	150	150
Morgan Stanley Capital I
Series 2004-HQ3 Class A1
3.100% due 01/13/41	941	914
Series 2004-RR2 Class A2 (p)
5.450% due 10/28/33	1,370	1,353
Series 2005-HQ5 Class A4
5.168% due 01/14/42	880	873
Series 2005-HQ6 Class A4A
4.989% due 08/13/42	530	519
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	750	748
Series 2005-IQ9 Class A1
3.990% due 07/15/56	574	563
Series 2005-T17 Class A5
4.780% due 12/13/41	250	242
Series 2006-HQ8 Class A4
5.388% due 03/12/44	810	821
Series 2006-HQ9 Class A4
5.731% due 07/20/44	585	603
Series 2006-XLF Class A1 (Ê)(p)
5.410% due 07/15/19	2,774	2,774
Morgan Stanley Dean Witter Capital I
Series 2001-TOP Class A3
6.200% due 07/15/33	317	319
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	650	667
Series 2006-3AR Class 2A3
5.901% due 03/25/36	541	547
Mortgage Capital Funding, Inc.
Series 1998-MC2 Class A2
6.423% due 06/18/30	1,679	1,696
Nomura Asset Securities Corp.

131

Series 1998-D6 Class A1B
6.590% due 03/15/30	784	796
Novastar Mortgage-Backed Notes (Ê)
Series 2006-MTA Class 2A1A
5.520% due 09/25/46	1,458	1,458
Novastar NIMs Trust (p)
Series 2005-N1
4.777% due 10/26/35	65	65
Prime Mortgage Trust
Series 2004-CL1 Class 1A2 (Ê)
5.720% due 02/25/34	104	105
Series 2004-CL1 Class 2A2 (Ê)
5.730% due 02/25/19	25	25
Series 2006-DR1 Class 2A2
6.000% due 11/25/36	2,300	2,284
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.920% due 04/25/34	133	134
Series 2004-QS8 Class A4 (Ê)
5.720% due 06/25/34	662	665
Series 2005-QA1 Class A41
5.725% due 09/25/35	837	841
Series 2005-QA8 Class NB3
5.504% due 07/25/35	480	482
Series 2005-QO3 Class A1 (Ê)
5.730% due 10/25/45	1,432	1,436
Series 2006-QA1 Class A21
6.001% due 01/25/36	2,662	2,693
Series 2006-QO7 Class 3A2 (Ê)
5.535% due 09/25/46	1,340	1,339
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,325	1,334
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	176	176
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	769	772
Residential Funding Mortgage Securities II (Ê)
Series 2003-S14 Class A5
5.720% due 07/25/18	938	941
Series 2003-S20 Class 1A7
5.820% due 12/25/33	243	244
Series 2003-S5 Class 1A2
5.770% due 11/25/18	389	391
Salomon Brothers Mortgage Securities VII
Series 2003-UP2 Class A1
4.000% due 12/25/18	440	415
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
5.306% due 04/20/34	968	968
Small Business Administration
Series 1999-P10 Class 1
7.540% due 08/10/09	260	272
Small Business Administration Participation Certificates
Series 2003-20I Class 1
5.130% due 09/01/23	80	80

132

Structured Adjustable Rate Mortgage Loan Trust (Ê)
Series 2005-19X Class 1A1
5.650% due 10/25/35	1,091	1,096
Structured Asset Securities Corp.
Series 2004-21X Class 1A3
4.440% due 12/25/34	1,230	1,213
Thornburg Mortgage Securities Trust (Ê)
Series 2006-1 Class A3
5.500% due 01/25/36	2,598	2,594
Series 2006-3 Class A3
5.440% due 06/25/36	1,953	1,948
Tobacco Settlement Authority of Iowa
6.500% due 06/01/23	100	100
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9 Class A1
3.291% due 12/15/35	940	916
Series 2005-C16 Class A2
4.380% due 10/15/41	1,195	1,171
Series 2005-C17 Class A1
4.430% due 03/15/42	2,367	2,337
Series 2005-C22 Class A3
5.461% due 12/15/44	1,865	1,876
Washington Mutual Alternative Mortgage
Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	275	270
Washington Mutual, Inc.
Series 2003-S9 Class A2 (Ê)
5.870% due 10/25/33	691	694
Series 2004-AR1 Class A1B1 (Ê)
5.665% due 11/25/34	220	220
Series 2005-AR1 Class 1A1
4.839% due 10/25/35	596	589
Series 2005-AR1 Class A1A1 (Ê)
5.614% due 10/25/45	1,411	1,419
Series 2005-AR1 Class A1A2 (Ê)
5.620% due 11/25/45	1,433	1,439
5.610% due 12/25/45	722	725
Series 2005-AR1 Class A1C1 (Ê)
5.510% due 12/26/45	263	263
Series 2005-AR6 Class B3 (Ê)
5.980% due 04/25/45	473	473
Wells Fargo Mortgage Backed Securities Trust
Series 2006-2 Class 2A3
5.500% due 03/25/36	907	907
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	742	736
Series 2006-AR8 Class 2A3
5.240% due 04/25/36	176	175
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.615% due 08/25/36	1,690	1,687

		787,973

Municipal Bonds - 0.1%
Golden State Tobacco Securitization Corp.
Revenue Bonds, weekly demand
6.250% due 06/01/33	650	725

133

State of Texas General Obligation Unlimited,
weekly demand
4.750% due 04/01/35	300	308
Tobacco Settlement Financing Corp. Revenue
Bonds, weekly demand
6.125% due 06/01/24	150	163
6.750% due 06/01/39	700	800

		1,996

Non-US Bonds - 0.2%
Bundesrepublik Deutschland
Series 04
3.750% due 01/04/15	EUR 790	1,011
Canadian Government Bond
4.000% due 12/01/31	CAD 517	676
Poland Government Bond
Series 0509
6.000% due 05/24/09	PLN 2,400	814
Quebec Residual
Zero coupon due 12/01/36	CAD 830	182

		2,683

United States Government Agencies - 4.6%
Fannie Mae
3.500% due 03/28/08	1,790	1,754
2.500% due 06/15/08 (Ñ)	3,065	2,950
4.875% due 04/15/09 (Ñ)	5,480	5,481
7.250% due 01/15/10 (Ñ)	940	1,005
3.875% due 02/15/10 (Ñ)	1,495	1,450
4.750% due 04/19/10	2,950	2,920
4.125% due 05/15/10 (Ñ)	565	551
7.125% due 06/15/10 (Ñ)	700	752
4.250% due 08/15/10 (Ñ)	7,620	7,456
5.125% due 04/15/11 (Ñ)	2,615	2,640
4.375% due 09/15/12 (Ñ)	740	721
4.375% due 03/15/13 (Ñ)	140	136
Zero coupon due 07/05/14	2,280	1,571
5.250% due 03/24/15	495	489
5.375% due 07/15/16	115	119
5.000% due 04/26/17	945	914
Zero coupon due 06/01/17 (Ñ)	1,375	809
6.625% due 11/15/30 (Ñ)	425	513
6.210% due 08/06/38	420	488
Federal Farm Credit Bank (Ñ)
5.125% due 08/25/16	740	751
Federal Home Loan Bank System
5.000% due 09/18/09 (Ñ)	6,755	6,790
5.375% due 08/19/11 (Ñ)	490	500
5.375% due 05/15/19 (Ñ)	315	321
5.125% due 08/15/19	330	332
5.500% due 07/15/36	310	327
Series 567
4.375% due 09/17/10	350	344
Series VB15 (Ñ)
5.000% due 12/21/15	1,500	1,500
Financing Corp.
Principal Only STRIP
Zero coupon due 09/26/19	1,355	707
Series 1

134

Zero coupon due 05/11/16	140	88
Series 12P
Zero coupon due 12/06/18	420	229
Series 13
Zero coupon due 12/27/16	490	297
Series 13P
Zero coupon due 12/27/18	1,135	617
Series 16P
Zero coupon due 04/05/19	1,200	642
Series 19
Zero coupon due 06/06/16	410	256
Series 3P
Zero coupon due 11/30/17	300	173
Series 5P
Zero coupon due 02/08/18	110	63
Series 8P
Zero coupon due 08/03/18	1,085	603
Series 9P
Zero coupon due 10/06/17	540	314
Series A-P
Zero coupon due 10/06/17	260	151
Series B-P
Zero coupon due 04/06/18	565	320
Series C-P
Zero coupon due 11/30/17	870	502
Series E-P
Zero coupon due 11/02/18	835	458
Freddie Mac
4.000% due 12/15/09 (Ñ)	3,215	3,136
6.875% due 09/15/10 (Ñ)	670	717
5.625% due 03/15/11 (Ñ)	650	669
4.500% due 11/15/11	870	855
5.750% due 01/15/12 (Ñ)	2,415	2,510
5.125% due 07/15/12 (Ñ)	1,170	1,183
4.875% due 11/15/13 (Ñ)	2,200	2,190
5.050% due 01/26/15 (Ñ)	1,155	1,150
5.500% due 07/18/16 (Ñ)	860	895
5.625% due 11/23/35 (Ñ)	520	508
Tennessee Valley Authority
6.150% due 01/15/38	1,560	1,812

		64,629

United States Government Treasuries - 14.3%
United States Treasury Inflation Indexed Bonds
2.375% due 04/15/11 (Ñ)	2,616	2,602
3.375% due 01/15/12 (Ñ)	1,941	2,029
2.000% due 07/15/14 (Ñ)	5,727	5,579
1.625% due 01/15/15 (Ñ)	53	50
1.875% due 07/15/15 (Ñ)	2,474	2,382
2.500% due 07/15/16	2,110	2,140
2.375% due 01/15/25 (Ñ)	4,943	5,004
2.000% due 01/15/26 (Ñ)	2,116	2,022
3.625% due 04/15/28 (Ñ)	756	934
United States Treasury Notes
3.000% due 11/15/07 (Ñ)	800	785
4.375% due 12/31/07 (Ñ)	6,360	6,324
3.375% due 02/15/08 (Ñ)	820	805
3.750% due 05/15/08 (Ñ)	10,600	10,443

135

3.250% due 01/15/09 (Ñ)	14,345	13,927
4.000% due 06/15/09 (Ñ)	325	320
3.375% due 10/15/09	2,690	2,646
3.500% due 02/15/10 (Ñ)	9,540	9,224
4.000% due 03/15/10 (Ñ)	14,010	13,754
4.125% due 08/15/10 (Ñ)	455	448
3.875% due 09/15/10 (Ñ)	4,200	4,096
4.375% due 12/15/10 (Ñ)	2,475	2,456
4.875% due 04/30/11 (Ñ)	9,635	9,750
14.000% due 11/15/11 (Ñ)	1,170	1,174
4.375% due 08/15/12 (Ñ)	7,140	7,075
4.000% due 11/15/12 (Ñ)	4,810	4,667
10.375% due 11/15/12 (Ñ)	2,090	2,206
4.250% due 08/15/13 (Ñ)	3,880	3,805
4.250% due 11/15/13 (Ñ)	3,775	3,700
4.750% due 05/15/14 (Ñ)	3,970	4,010
4.250% due 11/15/14 (Ñ)	4,550	4,445
4.125% due 05/15/15 (Ñ)	8,095	7,827
4.250% due 08/15/15 (Ñ)	3,070	2,993
5.125% due 05/15/16 (Ñ)	2,950	3,067
8.750% due 05/15/17 (Ñ)	1,885	2,521
8.875% due 08/15/17 (Ñ)	695	940
8.125% due 08/15/19 (Ñ)	6,230	8,230
8.125% due 08/15/21 (Ñ)	8,125	10,965
Principal Only
Zero coupon due 11/15/21 (Ñ)	4,835	2,338
7.125% due 02/15/23 (Ñ)	8,865	11,159
6.000% due 02/15/26 (Ñ)	8,010	9,193
6.125% due 08/15/29 (Ñ)	1,040	1,231
5.375% due 02/15/31 (Ñ)	3,835	4,164
4.500% due 02/15/36 (Ñ)	9,444	9,115

		202,545

Total Long-Term Investments
(cost $1,452,810)		1,455,750

Preferred Stocks - 0.2%
Auto and Transportation - 0.1%
General Motors Corp.	13,100	271

Financial Services - 0.1%
DG Funding Trust (Å)	152	1,618

Total Preferred Stocks
(cost $1,842)		1,889

	Notional Amount $
Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Futures
Dec 2006 91.75 Put (4)	918	—
Dec 2006 92.00 Put (291)	66,930	2
Dec 2006 92.50 Put (318)	73,538	2
Dec 2006 92.75 Put (56)	12,985	—
Jun 2007 91.25 Put (140)	31,938	1
Jun 2007 91.75 Put (190)	43,581	1
Sept 2007 90.75 Put (227)	51,501	1
Dec 2007 91.25 Put (156)	35,588	1

136

Dec 2007 91.50 Put (3)	686	—
United States Treasury Notes
10 Year Futures
Nov 2006 102.03 Call (1)	193,859	1
Nov 2006 107.00 Put (6)	642	1

Total Options Purchased
(cost $29)		10

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 12.0%
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	100	100
AT&T Wireless Services, Inc.
7.500% due 05/01/07	2,605	2,631
AT&T, Inc. (p)
4.214% due 06/05/07	800	794
Bank of Ireland Governor & Co. (ç)(ž)
5.260% due 12/05/06	7,100	7,065
Barclays Bank PLC (ž)
5.343% due 01/29/07	2,500	2,506
Barclays US Funding Corp. (ç)(ž)
5.275% due 11/21/06	5,300	5,284
Bundesobligation
Series 139
4.000% due 02/16/07	EUR 1,300	1,661
ChevronTexaco Capital Co.
3.500% due 09/17/07	470	463
CIT Group, Inc.
5.750% due 09/25/07	120	120
Countrywide Home Loans, Inc.
Series MTNK
5.500% due 02/01/07	100	100
DaimlerChrysler NA Holding Corp. (Ê)
5.640% due 03/07/07	2,200	2,201
Danske Corp. (ž)
5.240% due 01/30/07	2,900	2,876
Dexia Delaware LLC (ç)(ž)
5.265% due 11/21/06	600	599
DNB Nor Bank ASA (ž)
5.275% due 11/13/06	7,100	7,087
5.255% due 12/07/06	800	796
Duke Energy Field Services LLC
5.750% due 11/15/06	50	50
Fannie Mae (§)(ž)
Zero coupon due 06/25/07	430	416
France Treasury Bill BTF
Zero coupon due 12/21/06	EUR 1,300	1,651
General Electric Capital Corp. (ž)
5.250% due 01/16/07	500	499
GMAC LLC
6.125% due 08/28/07	760	758
Golden West Financial Corp.
4.125% due 08/15/07	270	267
Government of Canada (ç)(ž)	250	248
Zero coupon due 12/15/06

137

Harrah’s Operating Co., Inc.
7.125% due 06/01/07	755	759
HBOS Treasury Services PLC (ç)(ž)
5.365% due 11/01/06	1,100	1,094
Russell Investment Company
Money Market Fund	78,184,183	78,184
Skandinaviska Enskilda Banken (ç)(ž)
5.255% due 12/08/06	7,100	7,062
Societe Generale NA (ž)
5.266% due 12/21/06 (ç)	5,300	5,261
5.245% due 01/08/07	2,600	2,575
Spintab Swedish Mortgage (ž)
5.270% due 11/20/06	7,100	7,080
Sprint Capital Corp. (ç)
6.000% due 01/15/07	975	975
Swedbank (ç)(ž)
5.275% due 11/09/06	500	499
TELUS Corp.
7.500% due 06/01/07	770	779
UBS Financial Del LLC (ç)(ž)
5.260% due 12/01/06	5,000	4,989
United States Treasury Bills (ž)(§)
5.092% due 11/30/06 (ç)	255	254
4.898% due 12/07/06 (ç)	200	199
4.987% due 12/07/06 (ç)	100	100
4.937% due 12/14/06 (ç)	1,665	1,655
4.943% due 02/15/07	35	34
4.964% due 02/15/07	50	49
5.034% due 02/15/07	160	158
5.131% due 02/15/07	75	74
United States Treasury Notes (Ñ)
3.500% due 11/15/06	440	440
2.875% due 11/30/06	8,170	8,154
3.000% due 12/31/06	1,000	996
4.375% due 05/15/07	3,630	3,617
6.625% due 05/15/07	515	519
4.250% due 10/31/07	6,150	6,110

Total Short-Term Investments
(cost $169,844)		169,788

Other Securities - 19.5%
Russell Investment Company
Money Market Fund (×)	70,817,070	70,817
State Street Securities Lending Quality Trust (×)	205,158,768	205,159

Total Other Securities
(cost $275,976)		275,976

Total Investments - 134.8%
(identified cost $1,900,501)		1,903,413
Other Assets and Liabilities,
Net - (34.8%)		(491,612)

Net Assets - 100.0%		1,411,801

138

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures
expiration date 06/07 (30)	9,201	(8)
Eurodollar Futures (CME)
expiration date 12/06 (138)	32,649	(212)
expiration date 03/07 (464)	109,945	(279)
expiration date 06/07 (383)	90,915	(86)
expiration date 09/07 (760)	180,738	137
expiration date 12/07 (528)	125,723	269
expiration date 03/08 (12)	2,859	—
LIBOR Futures
expiration date 06/07 (10)	2,256	(3)
expiration date 09/07 (17)	3,837	(4)
expiration date 12/07 (27)	6,095	(5)
expiration date 03/08 (7)	1,581	(1)
expiration date 06/08 (5)	1,130	(1)
expiration date 09/08 (7)	1,582	(1)
United States Treasury Bonds
expiration date 12/06 (71)	7,999	145
United States Treasury
2 Year Notes expiration date 12/06 (128)	26,164	44
United States Treasury
5 Year Notes expiration date 12/06 (392)	41,381	262
United States Treasury
10 Year Notes expiration date 12/06 (124)	13,419	133
Short Positions
Eurodollar Futures (CME)
expiration date 03/08 (14)	3,335	(20)
United States Treasury Bonds
expiration date 12/06 (65)	7,323	(119)
United States Treasury
10 Year Notes expiration date 12/06 (236)	25,540	(278)

Total Unrealized Appreciation
(Depreciation) on Open Futures Contracts		(27)

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (26)	6,175	(24)
Dec 2006 95.50 Put (30)	7,162	(65)
Mar 2007 94.75 Put (9)	2,381	(2)
Mar 2007 95.25 Put (10)	2,132	(12)
Federal National Mortgage Association
Nov 2006 100.40 Call (1)	501,992	(1)
United States Treasury Bonds
Nov 2006 111.00 Call (37)	4,107	(64)
Nov 2006 104.00 Put (28)	2,912	—
Nov 2006 105.00 Put (9)	945	—
Feb 2007 109.00 Put (18)	1,962	(7)

139

United States Treasury Notes
2 Year Futures
Nov 2006 101.75 Put (352)	71,632	(11)
10 Year Futures
Nov 2006 105.00 Call (20)	2,100	(64)
Nov 2006 106.00 Call (15)	1,590	(34)
Nov 2006 109.00 Call (4)	436	(1)
Feb 2007 110.00 Call (11)	1,210	(4)
Nov 2006 106.00 Put (4)	424	—

Total Liability for Options Writtenpremiums received $208)		(289)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 832	AUD 1,089	11/07/06	10
USD 456	CAD 519	11/07/06	6
USD 941	CAD 1,063	11/07/06	5
USD 2,140	CAD 2,380	11/07/06	(21)
USD 386	CAD 439	11/30/06	6
USD 317	CAD 356	02/07/07	2
USD 258	CNY 1,996	03/19/07	(2)
USD 993	EUR 791	11/07/06	16
USD 511	EUR 400	03/23/07	3
USD 398	GBP 214	11/30/06	10
USD 3,011	JPY 342,993	11/15/06	(72)
USD 3,019	JPY 342,993	11/15/06	(80)
USD 596	JPY 69,000	12/20/06	(2)
USD 2,511	JPY 291,900	12/20/06	3
USD 2,095	JPY 247,044	02/07/07	46
USD 827	PLN 2,556	11/07/06	17
USD 97	SGD 154	11/27/06	2
USD 95	TWD 3,080	11/22/06	(3)
AUD 1,089	USD 821	11/07/06	(22)
CAD 2,380	JPY 247,044	11/07/06	19
CAD 2,380	JPY 247,044	11/07/06	(23)
CAD 162	USD 145	11/07/06	—
CAD 356	USD 316	11/07/06	(2)
CAD 1,063	USD 935	11/07/06	(12)
CAD 1,063	USD 944	02/07/07	(5)
EUR 222	USD 285	11/07/06	1
EUR 569	USD 723	11/07/06	(3)
EUR 623	USD 793	12/08/06	(4)
EUR 1,339	USD 1,708	12/08/06	(5)
EUR 791	USD 998	02/07/07	(17)
JPY 247,044	USD 2,069	11/07/06	(45)
JPY 64,100	USD 555	12/20/06	4
PLN 2,556	USD 829	11/07/06	(14)
PLN 2,556	USD 829	02/07/07	(18)

Total Unrealized Appreciation (Depreciation) on OpenForeign Currency Exchange Contracts			(200)

140

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD 600	5.000%	Three Month LIBOR	12/20/36	(23)
Barclays Bank PLC	GBP 6,200	5.000%	Six Month LIBOR	06/15/07	(11)
Barclays Bank PLC	USD 10,700	5.000%	Three Month LIBOR	12/20/08	(7)
BNP Paribas	EUR 1,200	2.090%	Consumer Price Index (France)	10/15/10	16
Deutsche Bank AG	USD 400	5.000%	Three Month LIBOR	12/20/36	(15)
Goldman Sachs	USD 300	5.000%	Three Month LIBOR	12/20/36	(11)
Lehman Brothers	GBP 3,300	4.500%	Six Month LIBOR	09/20/09	(86)
Lehman Brothers	USD 500	5.000%	Three Month LIBOR	12/15/35	(15)
Merrill Lynch	GBP 5,700	4.500%	Six Month LIBOR	09/20/09	(148)
Merrill Lynch	GBP 200	Six Month LIBOR	4.000%	12/15/35	(6)
Morgan Stanley	EUR 1,300	6.000%	Six Month LIBOR	06/18/34	301
Royal Bank of Scotland	USD 2,100	5.000%	Three Month LIBOR	12/20/36	(106)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($83)					(111)

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Russian Federation	JP Morgan	100	0.460%	06/20/07	—

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($0)					—

See accompanying notes which are an integral part of the financial statements.

Fixed Income I Fund

141

Categories	% of Net Assets
Asset-Backed Securities	8.0
Corporate Bonds and Notes	16.3
International Debt	3.5
Loan Agreements	0.3
Mortgage-Backed Securities	55.8
Municipal Bonds	0.1
Non-US Bonds	0.2
United States Government Agencies	4.6
United States Government Treasuries	14.3
Preferred Stocks	0.2
Options Purchased	—	*
Short-Term Investments	12.0
Other Securities	19.5

Total Investments	134.8
Other Assets and Liabilities, Net	(34.8)

	100.00

Futures Contracts	—	*
Options Written	—	*
Foreign Currency Exchange Contracts	—	*
Interest Rate Swap Contracts	—	*
Credit Default Swap Contracts	—	*

*	Less than .05% of net assets.

142

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143

Russell Investment Company

Fixed Income III Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Fixed Income III Fund—Class I

Periods Ended 10/31/06	Total Return
1 Year	4.95%
5 Years	5.11	%§
10 Years	6.20	%§

Fixed Income III Fund—Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	4.81%
5 Years	4.87	%§
10 Years	6.02	%§

Fixed Income III—Class Y‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	5.03%
Since Inception	2.80%

Lehman Brothers Aggregate Bond Index **

Periods Ended 10/31/06	Total Return
1 Year	5.19%
5 Years	4.51	%§
10 Years	6.26	%§

Fixed Income III Fund

144

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Fixed Income III Fund Class I, Class E and Class Y gained 4.95%, 4.81% and 5.03%, respectively. This compared to the Lehman Brothers Aggregate Bond Index, which gained 5.19% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) BBB Rated Fixed Income Funds Average returned 5.33%. For the same period, the Lipper(R) Intermediate Investment Grade Debt Funds Average returned 4.61%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Corporate bonds have done well over the last four years, leaving the yield spread between corporates and Treasuries for bearing credit risk very thin. As a result, the Fund’s money managers were modestly underweight in this sector, which detracted from Fund performance as the corporate sector continued to post strong earnings and had very few defaults. Given low yields across the globe, strong demand also drove the corporate market as investors searched for any possible incremental yield. This led to continued strong market demand for corporate bonds.

As illustrated by the average actively managed mutual fund underperforming the benchmark, volatile markets over the fiscal year made it difficult for active money managers to correctly gauge the direction and magnitude of interest rate changes. While 10 year Treasuries looked to have started and ended the fiscal year with nearly the same yield, over the year, yields ranged from 4.33% to 5.24%. Further, the Federal Reserve’s aggressive rate hikes surprised the market as evidenced by futures markets that trade based on the probability of Fed rate hikes. Despite this volatility, over the fiscal year, the Fund was able to effectively offset losses from an underweight to the corporate market through modest interest rate timing and security selection.

With greater exposure to high yield and emerging market debt relative to the Index, there was value added to Fund performance from these sectors as they continued to perform strongly. Over the year the Fund’s allocation to high yield bonds ranged from 3.5% to 4.5% and the allocation to emerging market debt ranged from  1/2% to 1%. Additionally, a very small exposure to non-dollar securities in the most recent quarter detracted from performance as the U.S. dollar strengthened versus many other currencies, which was contrary to the Fund’s money managers’ views.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Overall, the Fund’s underperformance compared to its benchmark was largely due to the Fund’s operating expenses which are reflected in its performance. The benchmark returns do not include any expenses.

With a tilt to be short in duration over the year expecting interest rates to generally rise, the Fund’s money managers successfully moved their duration (a measure of a bond price’s sensitivity to a change in interest rates) exposure longer as interest rates rose and shorter when interest rates fell. A longer duration increases returns in a falling interest rate environment as longer duration bonds outperform more when interest rates fall. This duration management added modestly to the Fund’s incremental return in a volatile market.

At the money manager level, Delaware Management Company was the best performer because of its significant overweight to high yield and emerging market debt. Believing that high valuations that included a market in search of yield would lead to a continued premium for these bonds, Delaware overweighted high yield and emerging markets debt. Bear Stearns Asset Management Inc. also did well due to its overweight to corporate bonds and strong security selection within this sector.

Believing the Fed would be finished raising interest rates by year end of 2005, Pacific Investment Management Company, LLC (PIMCO) struggled early in the year by taking positions in short maturity bonds, which fell in price as short-term interest rates rose. Near the end of the fiscal period, PIMCO’s positioning was rewarded and its performance rebounded to end modestly positive for the

145

year. Lastly, Morgan Stanley Investment Management Inc. lagged the benchmark due to its view that rates across the curve would rise. Morgan Stanley also struggled with security selection within the mortgage sector, believing prepayments would slow and paying a premium for high coupon securities, which subsequently prepaid at par.

Describe any changes to the Fund’s structure or the money manager line-up.

In June, Goldman Sachs Asset Management, L.P. was added as a money manager for the Fund. The goal of this addition was to further diversify the Fund as well as add a bond money manager with diversified skills in modest duration management, sector rotation, security selection within traditional and riskier sectors, and capabilities in non-dollar bond markets.

Money Managers as of October 31, 2006	Styles
Bear Stearns Asset Management, Inc.	Sector Rotation
Delaware Management Company, a series of Delaware Management Business Trust	Sector Rotation
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Morgan Stanley Investment Management, Inc.	Fully Discretionary
Pacific Investment Management Company, LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.
**	Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
‡‡	The Fund first issued Class E Shares on May 14, 1999. The returns shown for Class E Shares are the performance of the Fund’s Class I Shares from November 1, 1996 to May 13, 1999 and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.
‡‡‡	The Fund first issued Class Y Shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the performance of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns (both before and after tax) as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

146

Russell Investment Company

Fixed Income III Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,041.60	$1,020.57
Expenses Paid During Period*	$4.73	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

147

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,041.90	$1,021.78
Expenses Paid During Period*	$3.50	$3.47

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,042.20	$1,022.03
Expenses Paid During Period*	$3.24	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception).

148

Russell Investment Company

Fixed Income III Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments—85.4%
Asset-Backed Securities—6.9%
Accredited Mortgage Loan Trust
Series 2004-2 Class A2
5.620% due 07/25/34	113	113
ACE Securities Corp.
Series 2004-IN1 Class A1
5.650% due 05/25/34	271	272
Series 2005-SD3 Class A
5.720% due 08/25/45	721	722
Series 2006-ASP Class A2A (Ê)
5.404% due 10/25/36	400	400
Aegis Asset Backed Securities Trust (Ê)
Series 2003-3 Class M2
6.970% due 01/25/34	265	268
Series 2005-4 Class 1A1
5.440% due 10/25/35	189	189
Alliance Capital Funding LLC (p)
Series 1998-1 Class A3
5.840% due 02/15/10	2	2
American Airlines, Inc.
6.817% due 11/23/12	125	125
7.377% due 05/23/19	180	173
6.977% due 05/23/21	59	57
American Express Credit Account Master Trust (Ê)
Series 2002-1 Class A
5.440% due 09/15/09	500	500
Series 2002-2 Class A
5.440% due 11/16/09	675	676
Series 2002-3 Class A
5.430% due 12/15/09	1,075	1,076
Ameriquest Mort`gage Securities, Inc.
Series 2002-D Class M1 (Ê)
7.820% due 02/25/33	145	145
Series 2004-R10 Class A5
5.710% due 11/25/34	112	112
Series 2004-R4 Class A1A (Ê)(p)
5.660% due 06/25/34	430	430
Series 2004-R8 Class A5
5.700% due 09/25/34	320	320
Series 2006-R1 Class A2C (Ê)
5.520% due 08/01/16	260	260
Argent Securities, Inc. (Ê)
Series 2005-W5 Class A2A
5.410% due 01/25/36	834	834
Asset Backed Securities Corp. Home Equity (Ê)

149

Series 2005-HE3 Class A4
5.520% due 04/25/35	684	684
Asset Backed Securities Corp. Home Equity Loan Trust (Ê)
Series 2004-HE6 Class A1
5.595% due 09/25/34	410	410
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	340	341
Bear Stearns Asset Backed Securities, Inc.
Series 2004-BO1 Class 1A1 (Ê)
5.530% due 09/25/34	164	165
Series 2005-AQ1 Class 2A1
5.550% due 03/25/35	355	355
Series 2005-HE1 Class A1 (Ê)
5.440% due 11/25/35	271	272
Series 2005-HE8 Class A1 (Ê)
5.450% due 08/25/35	146	146
Capital Auto Receivables Asset Trust
Series 2003-3 Class A3B (Ê)
5.410% due 01/15/08	132	132
Series 2004-2 Class A2
3.350% due 02/15/08	219	217
Carrington Mortgage Loan Trust (Ê)
Series 2005-NC4 Class A1
5.474% due 09/25/35	199	199
Series 2006-OPT Class A1
5.385% due 02/25/36	356	356
Chase Credit Card Master Trust (Ê)
Series 2002-1 Class A
5.430% due 06/15/09	1,500	1,501
Chase Manhattan Auto Owner Trust
Series 2006-B Class A2
5.280% due 10/15/09	1,000	1,000
Citibank Credit Card Issuance Trust
Series 2000-A3 Class A3
6.875% due 11/16/09	200	203
Citifinancial Mortgage Securities, Inc. (Ê)
Series 2003-4 Class AF3
3.221% due 10/25/33	14	13
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2004-RES Class A1
5.620% due 11/25/34	303	304
Series 2006-NC1 Class A2A
5.394% due 08/25/36	689	689
Countrywide Asset-Backed Certificates
Series 2004-13 Class AF3
3.989% due 02/25/31	172	170
Series 2004-BC1 Class M1 (Ê)
5.820% due 02/25/34	175	176
Series 2005-12 Class 2A2
4.898% due 02/25/36	190	188
Series 2005-16 Class 2AF1
5.480% due 05/25/36	635	635
Series 2005-7 Class AF2
4.367% due 11/25/35	190	188
Series 2006-11 Class 1AF4
6.300% due 09/25/46	405	414

150

Series 2006-13 Class 1AF3
5.944% due 05/25/33	595	601
Series 2006-15 Class A3
5.689% due 10/25/46	230	231
Series 2006-17 Class 2A1 (Ê)
5.380% due 03/25/47	500	500
Series 2006-3 Class 2A2 (Ê)
5.510% due 02/25/36	510	511
Series 2006-S2 Class A2
5.627% due 07/25/27	385	386
Series 2006-S3 Class A2
6.085% due 06/25/21	445	451
Series 2006-S6 Class A2
5.519% due 03/25/34	480	480
Countrywide Home Equity Loan Trust (Ê)
Series 2006-H Class 2A1B
5.476% due 11/15/36	2,000	2,001
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB1 Class AF2
4.090% due 12/25/35	315	313
Series 2005-CB4 Class AV1 (Ê)
5.430% due 08/25/35	191	191
Series 2005-CB5 Class AV1 (Ê)
5.440% due 08/25/35	158	158
Series 2005-CB8 Class AF1B
5.451% due 12/25/35	207	206
Series 2006-CB5 Class A1 (Ê)
5.384% due 06/25/36	621	622
Series 2006-SL1 Class A2 (p)
5.556% due 09/25/36	410	410
Dunkin Securitization (p)
Series 2006-1 Class A2
5.779% due 06/20/31	320	325
Entergy Gulf States, Inc. (Ê)
5.800% due 12/01/09	100	100
Fannie Mae Grantor Trust
Series 2003-T4 Class 2A5
4.907% due 09/26/33	228	226
First Franklin Mortgage Loan Asset Backed
Certificates (Ê)
Series 2005-FF7 Class A2
5.485% due 07/25/35	439	439
Series 2006-FF1 Class A2
5.374% due 07/25/36	625	625
Fremont Home Loan Trust
Series 2005-E Class 2A1
5.420% due 01/25/36	139	139
Series 2006-3 Class 2A1 (Ê)
5.390% due 02/27/37	400	400
GE Capital Credit Card Master Note Trust (Ê)
Series 2004-1 Class A
5.380% due 06/15/10	300	300
Series 2004-2 Class A
5.370% due 09/15/10	600	600
GE Dealer Floorplan Master Note Trust
Series 2004-2 Class A
5.400% due 07/20/09	625	625

151

GMAC Mortgage Corp. Loan Trust
Series 2004-HE5 Class A3
3.970% due 09/25/34	494	489
GSAA Home Equity Trust
Series 2006-4 Class 1A2
5.977% due 03/25/36	524	526
GSAA Trust (Ê)
Series 2006-2 Class 2A3
5.590% due 12/25/35	595	596
GSAMP Trust
Series 2003-HE2 Class M1
5.970% due 08/25/33	305	306
Series 2004-SEA Class A2A (Ê)
5.610% due 03/25/34	184	184
Series 2005-HE4 Class A2A (Ê)
5.444% due 08/25/35	141	141
Series 2006-HE4 Class A2A (Ê)
5.394% due 06/25/36	683	683
Series 2006-S3 Class A1
6.085% due 05/25/36	165	165
Harley-Davidson Motorcycle Trust
Series 2004-2 Class A1
2.180% due 01/15/09	31	30
Heritage Property Investment Trust
5.125% due 04/15/14	300	293
Home Equity Asset Trust
Series 2003-5 Class M1
6.020% due 12/25/33	460	462
Series 2005-2 Class 2A2 (Ê)
5.520% due 07/25/35	289	289
Indymac Residential Asset Backed Trust (Ê)
Series 2006-H2 Class A
5.478% due 06/28/36	919	919
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
5.380% due 08/25/36	283	283
Lehman XS Trust (Ê)
Series 2005-1 Class 2A2
4.660% due 07/25/35	275	275
Series 2006-16N Class A1A
5.410% due 11/25/46	700	700
Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.610% due 10/25/34	140	140
Series 2006-1 Class 2A1
5.410% due 02/25/36	241	242
Mastr Asset Backed Securities Trust (Ê)
Series 2003-WMC Class M2
6.970% due 08/25/33	99	99
MBNA Credit Card Master Note Trust (Ê)
Series 2002-A10 Class A10
5.470% due 02/16/10	550	551
MBNA Master Credit Card Trust
Series 2000-E Class A
7.800% due 10/15/12	705	770
Merrill Lynch Mortgage Investors, Inc.
Series 2005-NCB Class A1A

152

5.451% due 07/25/36	69	69
Series 2006-AR1 Class A2C (Ê)
5.484% due 03/25/37	500	500
Mid-State Trust
Series 2003-11 Class A1
4.864% due 07/15/38	55	53
Series 2004-1 Class A
6.005% due 08/15/37	56	56
Series 2005-1 Class A
5.745% due 01/15/40	76	76
Series 2006-1 Class A (Å)
5.787% due 10/15/40	560	560
Morgan Stanley ABS Capital I (Ê)
Series 2003-NC8 Class M3
7.420% due 09/25/33	141	142
Series 2004-NC5 Class A2
5.620% due 05/25/34	581	581
Morgan Stanley Mortgage Loan Trust
Series 2006-12X Class A6A
5.726% due 10/25/36	350	350
Nationstar Home Equity Loan Trust (Ê)
Series 2006-B Class AV1
5.400% due 09/25/36	800	800
New Century Home Equity Loan Trust (Ê)
Series 2004-3 Class A6
5.860% due 11/25/34	425	426
Series 2004-4 Class M2
5.850% due 02/25/35	380	382
Newcastle Mortgage Securities Trust (Ê)
Series 2006-1 Class A1
5.389% due 03/25/36	642	642
Northwest Airlines, Inc. (o)
7.041% due 04/01/22	98	98
NWA Trust (o)
Series 1995-2 Class A
9.250% due 06/21/14	285	294
Option One Mortgage Loan Trust (Ê)
Series 2003-2 Class M2
7.020% due 04/25/33	114	115
Series 2003-3 Class M3
7.320% due 06/25/33	79	80
Series 2003-4 Class M2
6.970% due 07/25/33	208	210
Series 2005-4 Class A3
5.584% due 11/25/35	510	511
Ownit Mortgage Loan Asset Backed Certificates
Series 2006-2 Class A2B
5.633% due 01/25/37	150	150
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
5.642% due 10/25/34	2,025	2,021
Series 2005-WCW Class M1
5.770% due 09/25/35	375	377
Popular ABS Mortgage Pass-Through Trust
Series 2005-1 Class AF2
3.914% due 05/25/35	105	105
Series 2005-6 Class A3

153

5.680% due 01/25/36	415	415
Power Contract Financing LLC (p)
6.256% due 02/01/10	137	138
RAAC Series (Ê)
Series 2006-SP1 Class A1
5.424% due 09/25/45	415	415
Renaissance Home Equity Loan Trust
Series 2004-4 Class AF2
3.856% due 02/25/35	54	54
Series 2005-1 Class M1
5.357% due 05/25/35	190	187
Series 2005-2 Class AF2
4.361% due 08/25/35	315	312
Series 2005-2 Class AF4
4.934% due 08/25/35	205	202
Series 2005-4 Class A2
5.399% due 02/25/36	185	184
Series 2005-4 Class A3
5.565% due 02/25/36	115	115
Series 2006-1 Class AF6
5.746% due 05/25/36	320	324
Residential Asset Mortgage Products, Inc.
Series 2003-RS1 Class AI6A
5.980% due 12/25/33	365	370
Series 2004-RZ2 Class AI3
4.300% due 01/25/31	118	117
Series 2006-RZ3 Class A1 (Ê)
5.394% due 08/25/36	681	681
Series 2006-RZ4 Class A1A (Ê)
5.410% due 10/25/36	600	600
Residential Asset Securities Corp.
Series 2001-KS3 Class AII (Ê)
5.780% due 09/25/31	72	72
Series 2003-KS1 Class M2 (Ê)
7.070% due 01/25/33	59	59
Series 2003-KS2 Class MI1
4.800% due 04/25/33	795	779
Saxon Asset Securities Trust (Ê)
Series 2005-2 Class A2A
5.414% due 10/25/35	41	41
Series 2006-3 Class A1
5.382% due 11/25/36	300	300
SBI Heloc Trust (Ê)(Å)
Series 2006-1A Class 1A2A
5.494% due 08/25/36	400	400
Securitized Asset Backed Receivables LLC Trust (Ê)
Series 2006-WM1 Class A2A
5.394% due 12/25/35	345	345
Sharps SP I, LLC
7.000% due 01/25/34	19	13
SLM Student Loan Trust (Ê)
Series 2006-3 Class A2
5.485% due 01/25/16	500	500
Small Business Administration
Series 2000-P10 Class 1
7.449% due 08/01/10	60	63
Small Business Administration Participation Certificates

154

7.500% due 04/01/17	1,504	1,574
Soundview Home Equity Loan Trust
Series 2006-EQ1 Class A1 (Ê)
5.380% due 10/25/36	500	500
Series 2006-WF1 Class A2
5.645% due 10/25/36	695	695
Specialty Underwriting & Residential Finance (Ê)
Series 2005-BC2 Class A2A
5.429% due 12/25/35	51	51
Structured Asset Investment Loan Trust (Ê)
Series 2003-BC1 Class 3A
5.670% due 11/25/33	29	29
Series 2005-3 Class M2
5.760% due 04/25/35	210	211
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR7 Class A2A
5.560% due 08/25/36	573	574
Structured Asset Securities Corp.
Series 2001-SB1 Class A2
3.375% due 08/25/31	164	147
Series 2004-16X Class A2
4.910% due 08/25/34	200	199
Series 2004-19X Class A2
4.370% due 10/25/34	600	593
Series 2005-GEL Class A (Ê)
5.674% due 12/25/34	309	309
Series 2005-S2 Class A2 (Ê)
5.524% due 06/25/35	653	654
Series 2006-BC3 Class A2 (Ê)
5.370% due 10/25/36	600	600
Tenaska Alabama II Partners, LP (p)
6.125% due 03/30/23	151	154
Terwin Mortgage Trust (Ê)
Series 2005-12A Class AF1
5.504% due 07/25/36	303	304
Series 2005-8HE Class A1 (p)
5.449% due 07/25/35	66	66
TXU Electric Delivery Transition Bond Co.
Series 2004-1 Class A2
4.810% due 11/17/14	100	99
Washington Mutual
5.504% due 11/25/46	1,000	1,000
Washington Mutual Mortgage
Pass-Through Certificates (Ê)
Series 2006-AR6 Class 1A
5.588% due 07/25/46	444	445
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	668	668
World Financial Properties (p)
6.910% due 09/01/13	151	158
6.950% due 09/01/13	180	189

		58,918

Corporate Bonds and Notes - 16.1%
Abbott Laboratories
5.600% due 05/15/11	365	372
5.875% due 05/15/16	200	208

155

Abitibi-Consolidated
Finance, LP (Ñ)
7.875% due 08/01/09	370	363
Ace Capital Trust II
9.700% due 04/01/30	375	512
AIG Matched Funding Corp. (Ê)(p)
5.390% due 06/16/08	400	400
AIG SunAmerica Global Financing VI (p)
6.300% due 05/10/11	375	392
Alamosa Delaware, Inc.
8.500% due 01/31/12	195	207
Allied Waste North America, Inc.
Series B
7.125% due 05/15/16	160	158
Altria Group, Inc. (Ñ)
7.750% due 01/15/27	175	215
American Casino & Entertainment Properties LLC
7.850% due 02/01/12	425	432
American Electric Power Co., Inc.
Series C
5.375% due 03/15/10	40	40
American Express Bank (Ê)
Series BKNT
5.330% due 10/16/08	600	600
American Express Co.
6.800% due 09/01/66	210	223
American Express Credit Corp. (Ê)
5.380% due 03/02/09	600	600
American General Finance Corp.
4.875% due 05/15/10	425	419
Series MTNH
4.625% due 09/01/10	20	20
Series MTNI
4.625% due 05/15/09	70	69
American International Group, Inc.
5.370% due 06/16/09 (Ê)(p)	300	300
4.700% due 10/01/10	440	434
5.375% due 10/18/11	405	409
5.050% due 10/01/15 (Ñ)	415	405
Americo Life, Inc. (p)
7.875% due 05/01/13	75	76
Ameriprise Financial, Inc. (Ñ)
7.518% due 06/01/66	390	424
AmerisourceBergen Corp.
5.875% due 09/15/15	15	15
Series WI
5.625% due 09/15/12	375	368
AmerUs Group Co.
5.950% due 08/15/15	275	282
Anadarko Petroleum Corp.
5.950% due 09/15/16	165	168
ANZ Capital Trust (f)(p)
4.484% due 12/31/49	450	438
Arizona Public Service Co.
5.800% due 06/30/14	180	180
AT&T Corp.
7.300% due 11/15/11	328	357

156

8.000% due 11/15/31	450	564
AT&T, Inc.
5.612% due 11/14/08 (Ê)	1,000	1,003
5.100% due 09/15/14	110	107
Avista Capital Trust III
6.500% due 04/01/34	350	349
Avista Corp.
9.750% due 06/01/08	220	232
AXA Financial, Inc.
6.500% due 04/01/08	105	107
BAC Capital Trust XI
6.625% due 05/23/36	115	124
BAE Systems Holdings, Inc. (p)
6.400% due 12/15/11	920	954
Ball Corp.
6.625% due 03/15/18	370	363
Bank of America Corp.
5.875% due 02/15/09	70	71
5.400% due 06/19/09 (Ê)	1,800	1,801
7.800% due 02/15/10	65	70
4.250% due 10/01/10	45	44
Bank of New York Co., Inc.
5.125% due 11/01/11	445	445
Bear Stearns Cos., Inc. (The) (Ê)
5.489% due 08/21/09	600	600
BellSouth Corp.
5.580% due 08/15/08 (Ê)	600	600
4.200% due 09/15/09	160	156
6.550% due 06/15/34	85	88
BNP Paribas Capital Trust (f)(Å)
9.003% due 12/29/49	850	958
Boeing Capital Corp. (Ñ)
6.100% due 03/01/11	120	124
Boston Scientific Corp.
6.400% due 06/15/16	895	909
Bowater, Inc. (Ñ)
9.000% due 08/01/09	290	302
Burlington Northern Santa Fe Corp.
6.750% due 07/15/11	20	21
6.875% due 12/01/27	60	67
California Steel Industries, Inc.
6.125% due 03/15/14	525	486
Carolina Power & Light Co.
6.500% due 07/15/12	45	48
Caterpillar Financial Services Corp.
Series MTNF
3.625% due 11/15/07	60	59
Caterpillar, Inc.
6.050% due 08/15/36	235	246
CenterPoint Energy Houston
Electric LLC
Series J2
5.700% due 03/15/13	135	136
CenterPoint Energy Resources Corp.
Series B
7.875% due 04/01/13	410	458
Centex Corp.

157

6.500% due 05/01/16	350	359
Cingular Wireless Services, Inc.
7.875% due 03/01/11	275	302
8.750% due 03/01/31	105	138
CIT Group Holdings, Inc. (Ê)
5.635% due 01/30/09	400	401
CIT Group, Inc.
3.650% due 11/23/07	90	88
5.555% due 08/15/08 (Ê)	300	301
5.540% due 12/19/08 (Ê)	100	100
5.500% due 06/08/09 (Ê)	100	100
5.546% due 08/17/09 (Ê)	700	700
6.875% due 11/01/09	55	57
4.125% due 11/03/09	70	68
5.780% due 07/28/11 (Ê)	400	400
Citigroup Funding, Inc.
Zero coupon due 07/17/08	160	163
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM
5.430% due 03/07/08	700	700
Citigroup, Inc.
3.500% due 02/01/08	830	813
5.525% due 01/30/09 (Ê)	1,100	1,100
6.500% due 01/18/11	425	447
4.700% due 05/29/15	170	163
6.125% due 08/25/36	680	706
Citizens Communications Co.
9.250% due 05/15/11	190	211
Clorox Co.
5.444% due 12/14/07 (Ê)	225	225
4.200% due 01/15/10	155	151
CNA Financial Corp.
6.500% due 08/15/16	275	288
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	75	75
Comcast Cable Communications Holdings, Inc. (Ñ)
9.455% due 11/15/22	250	326
Comcast Cable Communications, Inc.
6.750% due 01/30/11	140	147
Comcast Corp.
5.800% due 07/14/09 (Ê)	715	716
5.900% due 03/15/16	75	75
6.500% due 11/15/35	195	199
6.450% due 03/15/37	150	152
Commonwealth Edison Co.
6.950% due 07/15/18	50	51
ConAgra Foods, Inc.
7.000% due 10/01/28	95	103
8.250% due 09/15/30	75	92
Consolidated Natural Gas Co.
Series A
5.000% due 12/01/14	120	115
Series C
6.250% due 11/01/11	80	83
Constellation Brands, Inc.
Series B

158

8.125% due 01/15/12	115	119
Consumers Energy Co.
Series F
4.000% due 05/15/10	50	48
Series H
4.800% due 02/17/09	115	114
Continental Airlines, Inc. (Ñ)
Series 01-1
6.503% due 06/15/11	175	178
Cooper Industries, Inc.
Series WI
5.250% due 11/15/12	165	164
Corrections Corp. of America
7.500% due 05/01/11	155	158
Countrywide Home Loans, Inc. (Ñ)
3.250% due 05/21/08	215	209
COX Communications, Inc. (Ñ)
4.625% due 01/15/10	850	831
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-CN2 Class A1S
5.550% due 11/15/19	492	493
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/10	130	129
6.500% due 01/15/12	70	74
5.500% due 08/15/13 (Ñ)	55	56
Credit Suisse USA, Inc.
5.250% due 03/02/11	210	211
CVS Corp.
5.750% due 08/15/11	205	208
DaimlerChrysler NA Holding Corp.
5.820% due 03/13/09 (Ê)	300	300
8.500% due 01/18/31	100	120
DaimlerChrysler North America Holding Corp. (Ê)
5.918% due 08/03/09	890	890
Delhaize America, Inc.
9.000% due 04/15/31	135	158
Detroit Edison Co.
6.125% due 10/01/10	95	98
6.350% due 10/15/32	130	137
Developers Diversified Realty Corp.
4.625% due 08/01/10	255	248
5.250% due 04/15/11	40	40
5.375% due 10/15/12	125	124
Dex Media East Finance Co.
12.125% due 11/15/12	70	78
Dominion Resources, Inc.
6.300% due 09/30/66	350	350
Series A
5.687% due 05/15/08	225	226
Series B
6.250% due 06/30/12	60	62
DPL, Inc.
6.875% due 09/01/11	361	381
Dresdner Funding Trust I (p)
8.151% due 06/30/31	345	417
Drummond Co., Inc. (p)
7.375% due 02/15/16	390	372

159

Duke Energy Field Services LLC
6.875% due 02/01/11	20	21
E*Trade Financial Corp.
8.000% due 06/15/11	480	498
Echostar DBS Corp.
6.375% due 10/01/11	195	193
6.625% due 10/01/14	95	92
El Paso Corp.
8.050% due 10/15/30 (Ñ)	500	527
Series *
9.625% due 05/15/12	300	333
6.700% due 02/15/27	240	240
El Paso Natural Gas Co.
Series A
7.625% due 08/01/10	250	258
Eli Lilly & Co. (Ñ)
6.770% due 01/01/36	405	473
Embarq Corp.
7.995% due 06/01/36	75	80
Energy Transfer Partners, LP
5.950% due 02/01/15	375	378
Entergy Gulf States, Inc.
3.600% due 06/01/08	80	78
6.140% due 12/08/08	195	195
Enterprise Products Operating, LP
4.950% due 06/01/10	275	270
8.375% due 08/01/66	655	704
Series B
4.625% due 10/15/09	310	304
Erac USA Finance Co.
7.350% due 06/15/08 (p)	300	309
5.300% due 11/15/08	100	100
Farmers Exchange Capital (p)
7.050% due 07/15/28	970	1,017
Farmers Insurance Exchange (p)
6.000% due 08/01/14	225	224
8.625% due 05/01/24	310	372
FedEx Corp.
5.500% due 08/15/09	45	45
7.600% due 07/01/97	135	160
Financing Corp.
Principal Only STRIP
Series 10P
Zero coupon due 11/30/17	840	485
Series 15P
Zero coupon due 03/07/19	90	48
Series 2P
Zero coupon due 11/30/17	105	61
Series 6P
Zero coupon due 08/03/18	530	295
First Union Institutional Capital II
7.850% due 01/01/27	540	562
FirstEnergy Corp.
Series B
6.450% due 11/15/11	985	1,031
Series C
7.375% due 11/15/31	325	380

160

Ford Motor Co. (Ñ)
7.450% due 07/16/31	440	345
7.700% due 05/15/97	205	149
Ford Motor Credit Co.
9.875% due 08/10/11	1,235	1,276
Series 2006- (p)
9.750% due 09/15/10	455	469
FPL Group Capital, Inc.
5.625% due 09/01/11	285	289
FTI Consulting, Inc. (p)
7.750% due 10/01/16	380	389
Galaxy Entertainment Finance Co., Ltd.
10.420% due 12/15/10	120	126
General Electric Capital Corp.
5.410% due 01/05/09 (Ê)	500	500
5.570% due 01/20/10 (Ê)	500	501
5.500% due 04/28/11	265	269
5.568% due 01/08/16	100	100
Series mtn (Ê)
5.410% due 10/26/09	1,400	1,399
Series MTNA
4.250% due 12/01/10 (Ñ)	55	53
5.875% due 02/15/12	60	62
5.450% due 01/15/13 (Ñ)	755	766
General Electric Co.
5.000% due 02/01/13	45	45
General Motors Corp. (Ñ)
8.375% due 07/15/33	730	650
Georgia-Pacific Corp.
9.500% due 12/01/11	215	234
8.875% due 05/15/31	302	319
Glencore Funding LLC (p)
6.000% due 04/15/14	320	311
Glencore Nickel, Ltd. (O)
9.000% due 12/01/14	235	—
GMAC LLC
6.875% due 09/15/11	1,615	1,626
8.000% due 11/01/31	1,480	1,586
Goldman Sachs Group, Inc.
5.478% due 06/23/09 (Ê)	900	900
6.875% due 01/15/11	935	992
5.350% due 01/15/16	815	805
6.345% due 02/15/34	265	271
Series MTNB (Ê)
5.480% due 07/29/08	100	100
5.536% due 11/10/08	400	401
5.841% due 07/23/09	500	503
Great West Life & Annuity Insurance Co. (Ñ)(Å)
7.153% due 05/16/46	225	237
Greater Bay Bancorp
Series B
5.250% due 03/31/08	300	299
Halliburton Co.
5.500% due 10/15/10	115	116
Harrah’s Operating Co., Inc.
5.500% due 07/01/10	200	192
6.500% due 06/01/16	710	625

161

Hartford Financial Services
Group, Inc.
5.663% due 11/16/08	280	282
7.900% due 06/15/10	35	38
HCA, Inc.
5.500% due 12/01/09	375	378
Health Care Property Investors, Inc.
5.950% due 09/15/11	575	582
Healthsouth Corp. (Ñ)(p)
10.750% due 06/15/16	285	292
Hertz Corp. (p)
8.875% due 01/01/14	265	277
Hess Corp.
6.650% due 08/15/11	110	115
7.300% due 08/15/31	195	221
Hewlett-Packard Co. (Ê)
5.524% due 05/22/09	175	175
Historic TW, Inc.
8.050% due 01/15/16	335	378
HJ Heinz Co. (p)
6.428% due 12/01/08	100	102
HJ Heinz Finance Co.
6.000% due 03/15/12	50	51
Host Hotels & Resorts, LP (Å)
6.875% due 11/01/14	150	151
Host Marriott, LP
Series Q
6.750% due 06/01/16	520	506
HRPT Properties Trust (Ñ)
5.750% due 02/15/14	215	215
HSBC Finance Corp.
5.520% due 09/15/08 (Ê)	1,900	1,905
5.531% due 12/05/08 (Ê)	100	100
5.875% due 02/01/09 (Ñ)	210	213
4.125% due 11/16/09	105	102
8.000% due 07/15/10	45	49
6.375% due 10/15/11	130	136
6.375% due 11/27/12	410	433
5.000% due 06/30/15	225	219
HSBC Financial Capital Trust IX
5.911% due 11/30/35	300	302
Huntsman International LLC
Series *
10.125% due 07/01/09	265	269
ICI Wilmington, Inc.
4.375% due 12/01/08	65	64
Innophos Investments Holdings, Inc. (Ê)
13.405% due 02/15/15	496	517
Innophos, Inc.
8.875% due 08/15/14	300	299
Insight Midwest, LP
10.500% due 11/01/10	110	114
International Business Machines Corp. (Ñ)
7.125% due 12/01/96	380	446
International Lease Finance Corp.
5.750% due 06/15/11 (Ñ)	70	71
5.625% due 09/20/13	190	191

162

International Paper Co.
6.750% due 09/01/11	210	224
5.500% due 01/15/14	205	203
International Steel Group, Inc.
6.500% due 04/15/14	250	250
Interpublic Group of Cos., Inc.
5.400% due 11/15/09	135	128
7.250% due 08/15/11	30	29
iStar Financial, Inc. (Ñ)
Series B
5.125% due 04/01/11	350	344
ITT Corp.
7.400% due 11/15/25	135	159
JC Penney Co., Inc.
7.375% due 08/15/08	180	186
JC Penney Corp., Inc.
7.625% due 03/01/97	85	89
John Deere Capital Corp. (Ê)
5.424% due 04/15/08	400	400
JP Morgan Chase Bank NA
6.000% due 08/16/10	499	462
Series EMTn
4.590% due 05/22/45	BRL 3,445	2,074
JP Morgan Chase Capital XVIII
Series R
6.950% due 08/17/36	325	352
JP Morgan Chase Capital XX
Series T
6.550% due 09/29/36	285	295
JPMorgan Chase & Co.
6.000% due 02/15/09	35	36
7.000% due 11/15/09	10	10
6.750% due 02/01/11	70	74
5.600% due 06/01/11	150	153
5.150% due 10/01/15	385	377
KBC Bank Funding Trust I (f)
6.880% due 06/30/49	EUR 600	815
Kellogg Co.
Series B
6.600% due 04/01/11	800	844
Kerr-McGee Corp.
6.950% due 07/01/24	250	271
Kinder Morgan Energy Partners, LP
5.125% due 11/15/14	50	48
Kinder Morgan Finance
Series WI
5.350% due 01/05/11	145	142
Kinder Morgan Finance Co. ULC
Series WI
5.700% due 01/05/16	190	176
Kraft Foods, Inc.
4.125% due 11/12/09	145	141
5.625% due 11/01/11	960	973
6.500% due 11/01/31	55	60
Kroger Co. (The)
7.250% due 06/01/09	175	183
8.000% due 09/15/29	55	63

163

LaBranche & Co., Inc.
9.500% due 05/15/09	345	363
Lehman Brothers Holdings, Inc.
5.460% due 04/03/09 (Ê)	800	801
5.493% due 08/21/09 (Ê)	400	400
5.000% due 01/14/11	425	422
5.594% due 07/18/11 (Ê)(Ñ)	300	300
5.500% due 04/04/16 (Ñ)	205	205
Series MTNG (Ê)
5.696% due 11/10/09	300	301
Level 3 Financing, Inc. (Ñ)
12.250% due 03/15/13	200	225
Liberty Mutual Group, Inc. (Ñ)(p)
6.700% due 08/15/16	240	255
Lodgenet Entertainment Corp.
9.500% due 06/15/13	220	235
Lubrizol Corp.
4.625% due 10/01/09	220	216
M&I Marshall & Ilsley Bank
Series BKNT
3.800% due 02/08/08	245	240
Mandalay Resort Group (Ñ)
6.500% due 07/31/09	160	160
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	129	129
Marsh & McLennan Cos., Inc.
5.150% due 09/15/10	290	278
May Department Stores Co. (The) (Ñ)
6.700% due 07/15/34	175	176
MBNA Corp. (Ê)
Series MTNF
5.910% due 05/05/08	255	257
Medco Health Solutions, Inc.
7.250% due 08/15/13	465	505
Merrill Lynch & Co., Inc.
5.685% due 07/25/11 (Ê)	500	500
6.050% due 05/16/16	205	213
6.220% due 09/15/26	155	160
Series MTn (Ê)
5.492% due 08/14/09	400	400
Series MTNC
5.440% due 06/16/08 (Ê)	1,100	1,102
4.250% due 02/08/10	1,045	1,017
Metlife, Inc.
5.000% due 06/15/15	185	179
Midamerican Energy Holdings Co.
Series WI
6.125% due 04/01/36	400	411
Midamerican Funding LLC
6.750% due 03/01/11	240	253
Miller Brewing Co. (p)
4.250% due 08/15/08	175	172
5.500% due 08/15/13	260	257
Mohawk Industries, Inc.
Series D
7.200% due 04/15/12	110	115
Monumental Global Funding II (p)

164

4.625% due 03/15/10	135	133
Morgan Stanley
5.375% due 10/15/15	235	233
6.250% due 08/09/26	385	403
Series GMTN (Ê)
5.550% due 02/09/09	1,400	1,402
Motorola, Inc.
4.608% due 11/16/07	155	154
Munich RE America Corp.
Series B
7.450% due 12/15/26	475	539
Natexis Ambs Co. LLC (f) (p)
8.440% due 12/29/49	185	194
National Rural Utilities Cooperative Finance Corp.
5.750% due 08/28/09	85	86
Nationwide Financial Services
6.250% due 11/15/11	265	276
Nationwide Mutual Insurance Co. (p)
7.875% due 04/01/33	290	345
Neiman-Marcus Group, Inc. (Ñ)
Series WI
10.375% due 10/15/15	365	399
Nelnet, Inc.
7.400% due 09/29/36	425	430
News America Holdings, Inc.
9.250% due 02/01/13	25	30
7.750% due 12/01/45	100	113
7.900% due 12/01/95	120	133
8.250% due 10/17/96	45	52
News America, Inc.
7.125% due 04/08/28	30	32
Nextel Communications, Inc.
Series E
6.875% due 10/31/13	310	317
Nisource Finance Corp.
5.968% due 11/23/09 (Ê)	120	120
7.875% due 11/15/10	245	265
Norfolk Southern Corp.
7.050% due 05/01/37	115	135
7.900% due 05/15/97	730	915
6.000% due 03/15/2105	315	304
North Front Pass-Through Trust (p)
5.810% due 12/15/24	500	497
Occidental Petroleum Corp. (Ñ)
9.250% due 08/01/19	135	179
Ohio Power Co.
Series F
5.500% due 02/15/13	25	25
Series K
6.000% due 06/01/16	170	176
Oneok, Inc.
5.510% due 02/16/08	285	285
Oracle Corp. and Ozark Holding, Inc. (Ê)
Series WI
5.603% due 01/13/09	500	501
Pacific Gas & Electric Co.

165

4.200% due 03/01/11	275	264
6.050% due 03/01/34	115	117
Peabody Energy Corp. (Ñ)
7.875% due 11/01/26	200	207
Pemex Project Funding Master Trust
Series 144a (Ñ)(p)
6.625% due 06/15/35	310	313
Series WI (Ñ)
6.625% due 06/15/35	90	91
Pepco Holdings, Inc. (Ê)
5.856% due 06/01/10	295	296
Phoenix Life Insurance Co. (p)
7.150% due 12/15/34	275	297
Pilgrim’s Pride Corp.
9.625% due 09/15/11	55	58
Pinnacle Entertainment, Inc.
8.250% due 03/15/12	45	46
Plains All American Pipeline, LP
6.700% due 05/15/36 (p)	175	181
6.650% due 01/15/37 (Å)	130	133
Plantinum Underwriters Financial, Inc.
Series B
6.371% due 11/16/07	135	134
Platinum Underwriters Finance, Inc. (Ñ)
Series B
7.500% due 06/01/17	170	178
Popular North America Capital Trust I
6.564% due 09/15/34	405	396
Popular North America, Inc.
5.886% due 04/06/09 (Ê)	240	241
Series MTNE
3.875% due 10/01/08	500	487
Pricoa Global Funding I (Ê)(p)
5.457% due 01/25/08	700	701
Progress Energy, Inc.
7.100% due 03/01/11	195	209
7.000% due 10/30/31	195	220
PSEG Energy Holdings LLC
8.625% due 02/15/08	43	45
Qwest Corp.
7.875% due 09/01/11	445	471
7.625% due 06/15/15	300	316
Rabobank Capital Funding II (f)(p)
5.260% due 12/31/49	295	290
Radiologix, Inc.
Series B
10.500% due 12/15/08	385	395
RBS Capital Trust I (f)
4.709% due 12/29/49	30	28
RBS Capital Trust III (f)
5.512% due 09/29/49	450	443
Reinsurance Group of America, Inc.
6.750% due 12/15/65	100	99
Residential Capital Corp.
6.125% due 11/21/08	300	302
7.337% due 04/17/09 (Ê)(p)	455	456
6.375% due 06/30/10	577	586

166

6.000% due 02/22/11	435	436
5.125% due 05/17/12	210	272
6.500% due 04/17/13	630	641
Series WI (Ñ)
6.875% due 06/30/15	605	633
RH Donnelley, Inc.
10.875% due 12/15/12	320	350
Rural Cellular Corp.
8.250% due 03/15/12	100	103
Safeco Capital Trust I
8.072% due 07/15/37	275	289
Safeway, Inc.
5.830% due 03/27/09 (Ê)	380	380
5.800% due 08/15/12 (Ñ)	65	65
7.250% due 02/01/31 (Ñ)	15	16
SB Treasury Co. LLC (f)(p)(Å)
(Step Up, 10.925%, 06/30/08) 9.400% due 12/29/49	650	689
SBC Communications, Inc. (Ñ)
6.150% due 09/15/34	305	305
Sempra Energy (Ê)
5.863% due 05/21/08	290	290
Simon Property Group, LP (Ñ)
5.600% due 09/01/11	300	303
SLM Corp.
4.000% due 01/15/10 (Ñ)	175	169
Series MTNA (Ê)
5.625% due 07/27/09	2,000	2,002
Southern California Edison Co.
7.625% due 01/15/10	90	96
Southern Copper Corp.
7.500% due 07/27/35	540	577
Sovereign Capital Trust VI
7.908% due 06/13/36	385	433
Sprint Capital Corp.
7.625% due 01/30/11	1,030	1,110
6.875% due 11/15/28	70	72
8.750% due 03/15/32	1,095	1,353
Suncom Wireless, Inc. (Ñ)
8.500% due 06/01/13	465	442
Sungard Data Systems, Inc.
10.250% due 08/15/15	336	352
Swiss Re Capital I, LP (f)(p)
6.854% due 05/29/49	275	287
Symetra Financial Corp. (p)
6.125% due 04/01/16	300	304
TCI Communications, Inc.
7.875% due 02/15/26	80	91
TDS Investor Corp. (Ñ)(p)
11.875% due 09/01/16	685	675
TECO Energy, Inc.
7.200% due 05/01/11	235	244
Tele-Communications-TCI Group
9.800% due 02/01/12	300	355
7.875% due 08/01/13	695	777
Texas Eastern Transmission, LP
7.000% due 07/15/32	95	107
Time Warner Entertainment Co., LP

167

Series *
8.375% due 03/15/23	160	189
Twin Reefs Pass-Through Trust (Ê)(f)(p)
6.370% due 12/10/49	300	300
Tyson Foods, Inc.
6.600% due 04/01/16	95	98
Union Pacific Corp.
6.625% due 02/01/08	90	91
3.625% due 06/01/10	120	114
6.125% due 01/15/12	195	202
Series MTNE
6.790% due 11/09/07	35	35
Union Planters Corp.
7.750% due 03/01/11	125	137
United Technologies Corp.
6.050% due 06/01/36	190	204
UnitedHealth Group, Inc.
5.250% due 03/15/11	185	185
UnumProvident Finance Co. PLC (p)
6.850% due 11/15/15	205	215
US Oncology, Inc.
9.000% due 08/15/12	170	176
USB Capital IX (f)
6.189% due 04/15/42	410	419
Valero Logistics Operations, LP
6.050% due 03/15/13	390	395
Verizon Communications, Inc.
5.550% due 02/15/16	240	239
Verizon Global Funding Corp.
7.250% due 12/01/10	300	322
5.850% due 09/15/35	265	254
Verizon, Inc. (Ñ)
6.500% due 09/15/11	40	41
Viacom, Inc.
5.741% due 06/16/09 (Ê)	430	430
5.750% due 04/30/11	335	335
6.875% due 04/30/36	175	176
Visteon Corp. (Ñ)
8.250% due 08/01/10	350	334
VTB Capital SA
5.976% due 08/01/08	225	225
Wachovia Bank NA (Ê)
Series BKNT
5.358% due 06/27/08	400	400
Series DPNT
5.440% due 03/23/09	700	700
Wachovia Capital Trust III (f)
5.800% due 03/15/42	1,610	1,624
Wachovia Corp.
5.625% due 10/15/16	100	101
Washington Mutual, Inc.
8.250% due 04/01/10	250	271
WellPoint, Inc.
3.750% due 12/14/07	90	88
4.250% due 12/15/09	216	210
5.850% due 01/15/36	475	467
Wells Fargo & Co.

168

4.950% due 10/16/13	155	152
Wells Fargo Bank NA
5.750% due 05/16/16	190	195
West Corp. (Å)
9.500% due 10/15/14	445	444
Weyerhaeuser Co. (Ñ)
7.125% due 07/15/23	320	322
Willis North America, Inc.
5.125% due 07/15/10	255	248
5.625% due 07/15/15	250	239
Windstream Corp. (p)
8.125% due 08/01/13	200	213
8.625% due 08/01/16	295	318
Wisconsin Electric Power
3.500% due 12/01/07	65	64
Wyeth
6.950% due 03/15/11	840	895
5.500% due 02/01/14	380	382
Xcel Energy, Inc.
6.500% due 07/01/36	110	118
Xlliac Global Funding
4.800% due 08/10/10	240	236
Yum! Brands, Inc.
8.875% due 04/15/11	110	124
ZFS Finance USA Trust I (p)
6.450% due 12/15/65	740	739
Zurich Capital Trust I (p)
8.376% due 06/01/37	420	441

		138,323

International Debt - 5.2%
Abbey National PLC (f)(Ñ)
(Step Up, 7.570%, 06/15/08) 6.700% due 06/29/49	275	280
Abitibi-Consolidated, Inc. (Ñ)
8.850% due 08/01/30	105	87
Abu Dhabi National Energy Co. (p)
5.875% due 10/27/16	290	295
6.500% due 10/27/36	650	679
America Movil SA de CV
5.500% due 03/01/14	200	196
Amvescap PLC
4.500% due 12/15/09	395	386
ANZ National International, Ltd. (Ê)(p)
5.539% due 08/07/09	1,300	1,299
Arch Capital Group, Ltd.
7.350% due 05/01/34	145	161
Argentina Government International Bond
Series $GDP
Zero coupon due 12/15/35	510	57
Arlington Street CDO, Ltd. (p)
Series 2000-1A Class A2
7.660% due 06/10/12	855	853
Aspen Insurance Holdings, Ltd.
6.000% due 08/15/14	75	73
AXA SA
8.600% due 12/15/30	85	112
Barclays Bank PLC (f)(Ñ)(p)
7.375% due 06/29/49	300	326

169

Biovail Corp.
7.875% due 04/01/10	410	411
BNP Paribas (f)(p)
5.186% due 06/29/49	600	572
Bowater Canada Finance (Ñ)
7.950% due 11/15/11	365	349
Brascan Corp.
7.125% due 06/15/12	190	204
Brazilian Government International Bond
8.875% due 04/15/24	710	867
British Telecommunications PLC
(Step Up, 8.625%, 12/15/06) 8.375% due 12/15/10	65	73
8.875% due 12/15/30	480	650
Canadian Natural Resources, Ltd.
6.500% due 02/15/37	175	180
Canadian Oil Sands, Ltd. (p)
4.800% due 08/10/09	140	137
Catalyst Paper Corp.
Series D
8.625% due 06/15/11	520	520
China Development Bank
5.000% due 10/15/15	100	97
CIT Group Funding Co. of Canada
5.600% due 11/02/11	185	187
Conoco Funding Co.
6.350% due 10/15/11	765	805
Deutsche Telekom International Finance BV
5.375% due 03/23/11 (Ñ)	125	125
8.250% due 06/15/30	325	404
DNB Nor Bank ASA (Ê)(Å)
5.443% due 10/13/09	2,000	1,999
Egypt Government AID Bonds
4.450% due 09/15/15	695	673
Embraer Overseas, Ltd. (Ñ)(Å)
6.375% due 01/24/17	100	100
Endurance Specialty Holdings, Ltd. (Ñ)
6.150% due 10/15/15	175	174
Export-Import Bank of China (p)
4.875% due 07/21/15	495	479
Export-Import Bank of Korea
4.125% due 02/10/09 (p)	160	156
5.125% due 02/14/11	225	224
Falconbridge, Ltd.
6.000% due 10/15/15	330	332
FBG Finance, Ltd. (p)
5.125% due 06/15/15	190	181
France Telecom SA
8.500% due 03/01/31	185	246
Galaxy Entertainment Finance Co., Ltd.
9.875% due 12/15/12	310	328
Gaz Capital for Gazprom
8.625% due 04/28/34	155	197
Glitnir Banki HF (Å)
6.693% due 06/15/16	310	320
HBOS PLC (f)(p)
5.920% due 09/29/49	300	294
HBOS Treasury Services PLC (Ê)(p)

170

Series Mtn
5.414% due 07/17/09	600	600
HSBC Holdings PLC
6.500% due 05/02/36	115	125
Intelsat Subsidiary Holding Co., Ltd. (Ê)
10.484% due 01/15/12	335	340
Ispat Inland ULC
9.750% due 04/01/14	574	643
Korea Electric Power Corp. (p)
5.125% due 04/23/34	85	84
LG Electronics, Inc. (p)
5.000% due 06/17/10	130	127
Majapahit Holding BV (Å)
7.250% due 10/17/11	135	137
Mantis Reef, Ltd. (p)
4.692% due 11/14/08	200	197
Mexico Government International Bond
8.300% due 08/15/31	510	648
Mizuho Financial Group Cayman, Ltd. (p)
5.790% due 04/15/14	280	283
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13	195	189
MUFG Capital Finance 1, Ltd. (f)
6.346% due 07/25/49	180	182
National Australia Bank, Ltd. (Ê)(p)
5.430% due 09/11/09	400	400
Nationwide Building Society (p)
4.250% due 02/01/10	255	248
Nexen, Inc.
5.875% due 03/10/35	95	91
Nippon Life Insurance (p)
4.875% due 08/09/10	295	290
Norske Skogindustrier ASA (p)
7.125% due 10/15/33	525	480
OAO Siberian Oil Co.
Series REGS
10.750% due 01/15/09	865	951
Petroleum Export, Ltd. (p)
5.265% due 06/15/11	93	90
Province of Quebec Canada (Ñ)
Series PJ
6.125% due 01/22/11	895	930
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Å)
5.298% due 09/30/20	615	593
Ras Laffan Liquefied Natural Gas Co., Ltd. III (p)
5.832% due 09/30/16	380	384
5.838% due 09/30/27	660	640
Resona Bank, Ltd. (f)(Å)
5.850% due 09/29/49	930	911
Resona Preferred Global Securities Cayman, Ltd. (f)(Ñ)(p)
7.191% due 12/29/49	850	891
Royal Bank of Scotland Group PLC (f)
Series 1
9.118% due 03/31/49	1,350	1,503
Royal Bank of Scotland PLC (Ê)
5.770% due 07/06/12	1,300	1,302
Russia Government International Bond (p)

171

5.000% due 03/31/30	765	857
Santander Financial Issuances
6.375% due 02/15/11	180	188
Sanwa Finance Aruba AEC
8.350% due 07/15/09	355	382
Sappi Papier Holding AG (p)
6.750% due 06/15/12	355	342
7.500% due 06/15/32	310	269
Secunda International, Ltd. (Ê)
13.507% due 09/01/12	220	228
Shinsei Finance Cayman, Ltd. (f)(p)
6.418% due 01/29/49	475	478
Siemens Financieringsmaatschappij NV (p)
5.466% due 08/14/09 (Ê)	500	500
6.125% due 08/17/26	285	296
South Street CBO, Ltd.
Series 1999-1A Class A1
7.160% due 07/01/11	20	20
Stora Enso Oyj (p)
7.250% due 04/15/36	245	257
Sumitomo Mitsui Banking Corp. (f)(p)
5.625% due 07/29/49	160	156
Systems 2001 AT LLC (p)
7.156% due 12/15/11	139	144
6.664% due 09/15/13	126	133
Telecom Italia Capital SA
4.000% due 01/15/10	590	562
4.875% due 10/01/10	325	317
6.108% due 07/18/11 (Ê)	970	968
5.250% due 10/01/15	650	608
7.200% due 07/18/36	530	557
Telefonica Emisiones SAU
5.629% due 06/19/09 (Ê)	845	846
5.984% due 06/20/11 (Ñ)	175	179
6.421% due 06/20/16	120	124
7.045% due 06/20/36	105	113
Telefonica Europe BV
7.750% due 09/15/10	920	995
8.250% due 09/15/30	195	236
Telefonos de Mexico SA de CV
4.500% due 11/19/08	460	451
TELUS Corp.
8.000% due 06/01/11	640	706
TNK-BP Finance SA (p)
Series 144a
7.500% due 07/18/16	240	251
Transocean, Inc. (Ê)
5.591% due 09/05/08	400	400
Tyco International Group SA
6.750% due 02/15/11	855	904
Tyumen Oil Co.
Series REGS
11.000% due 11/06/07	390	409
UFJ Finance Aruba AEC
6.750% due 07/15/13	120	129
Unicredit Luxembourg Finance SA (Ê)(Å)
5.426% due 10/24/08	375	375

172

Vale Overseas, Ltd.
6.250% due 01/11/16	200	201
Vedanta Resources PLC (p)
6.625% due 02/22/10	270	266
Venezuela Government International Bond (Ñ)
6.000% due 12/09/20	405	368
VTB Capital SA (Ê)(Å)
5.970% due 08/01/08	1,545	1,545

		45,107

Loan Agreements - 0.8%
Avis Budget Holdings, Term Loan
6.630% due 04/19/12	157	156
AWAS, Second Lien Term Loan
11.438% due 03/21/13	200	202
Georgia-Pacific Corp., First Lien Term Loan
7.376% due 12/20/12	298	299
Georgia-Pacific Corp., Second Lien Term Loan
8.390% due 12/23/13	300	304
Healthsouth Corp., Term Loan B
8.620% due 03/10/13	599	601
La Petite Academy, Inc., Second Lien Term Loan
12.610% due 02/17/13	200	202
Lyondell Chemical Co., Term Loan
7.110% due 08/16/13	300	301
Starbound Reinsurance, Ltd., Term B II Loan
7.230% due 03/31/08	3,500	3,500
United Airlines, Inc., Term Loan
9.125% due 02/01/12	50	50
United Airlines, Inc., Term Loan B
9.250% due 02/01/12	348	352
Visteon Corp., Term Loan
8.610% due 06/13/13	300	300
Windstream Communications, Term Loan B
7.120% due 07/17/13	326	328

		6,595

Mortgage-Backed Securities - 42.4%
Adjustable Rate Mortgage Trust
Series 2005-3 Class 8A2
5.560% due 07/25/35	581	582
American Home Mortgage Assets (Ê)
Series 2006-2 Class 2A2
5.615% due 09/25/46	782	784
Series 2006-4 Class 1A11
5.520% due 08/30/36	977	977
American Home Mortgage Investment Trust (Ê)
Series 2004-1 Class 1A
5.735% due 04/25/44	162	162
Series 2004-4 Class 4A
4.390% due 02/25/45	288	281
Banc of America Commercial Mortgage, Inc.
Series 2004-3 Class A3
4.875% due 06/10/39	710	706
Series 2004-4 Class A3
4.128% due 07/10/42	455	444
Series 2005-2 Class A4
4.783% due 07/10/43	730	716
Series 2005-3 Class A2

173

4.501% due 07/10/43	360	353
Series 2005-5 Class A4
5.115% due 10/10/45	1,500	1,482
Series 2006-3 Class A4
5.889% due 07/10/44	920	959
Series 2006-4 Class A4
5.634% due 07/10/46	1,285	1,317
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	323	315
Series 2005-F Class 1A2 (Ê)
5.676% due 09/20/35	209	209
Series 2005-F Class 2A1
5.256% due 09/20/35	603	606
Series 2006-3 Class 5A8
5.500% due 03/25/36	930	926
Series 2006-A Class 3A2
5.919% due 02/20/36	420	424
Series 2006-A Class 4A1
5.567% due 02/20/36	925	925
Banc of America Mortgage Securities
Series 2003-9 Class 1A12 (Ê)
5.770% due 12/25/33	1,299	1,304
Series 2003-D Class 1A2 (Ê)
6.104% due 05/25/33	3	3
Series 2004-1 Class 5A1
6.500% due 09/25/33	20	20
Series 2004-11 Class 2A1
5.750% due 01/25/35	812	802
Series 2004-D Class 1A1 (Ê)
3.524% due 05/25/34	437	434
Series 2005-9 Class 2A1
4.750% due 10/25/20	417	409
Series 2005-L Class 3A1
5.453% due 01/25/36	452	451
Series 2006-2 Class A15
6.000% due 07/25/36	811	817
Bank of America Alternative Loan Trust
Series 2003-10 Class 2A1
6.000% due 12/25/33	209	209
Series 2003-10 Class 2A2 (Ê)
5.770% due 12/25/33	470	473
Series 2003-2 Class CB2
5.820% due 04/25/33	210	212
Series 2004-10 Class 1CB1
6.000% due 11/25/34	126	127
Series 2004-11 Class 1CB1
6.000% due 12/25/34	149	150
Series 2004-2 Class 1A1
6.000% due 03/25/34	119	119
Series 2005-3 Class 2A1
5.500% due 04/25/35	199	198
Series 2005-5 Class 2CB1
6.000% due 06/25/35	267	267
Series 2005-6 Class 7A1
5.500% due 07/25/20	220	219
Series 2005-9 Class 5A1

174

5.500% due 10/25/20	380	379
Series 2006-5 Class CB17
6.000% due 06/25/36	593	594
Bear Stearns Adjustable Rate Mortgage Trust
(Ê)
Series 2005-10 Class A1
4.750% due 10/25/35	1,450	1,430
Series 2005-7 Class 1A2
4.750% due 08/25/35	2	2
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	509	510
Series 2006-3 Class 33A1 (Ê)
6.205% due 05/25/36	544	550
Series 2006-3 Class 34A1
6.192% due 05/25/36	224	226
Series 2006-4 Class 23A5
6.246% due 08/25/36	459	466
Bear Stearns Asset Backed Securities, Inc.
Series 2005-AC8 Class A5
5.500% due 11/25/35	398	397
Bear Stearns Commercial Mortgage Securities
Series 2004-ESA Class E (p)
5.064% due 05/14/16	265	265
Series 2005-PW1 Class A4
5.405% due 12/11/40	1,500	1,512
Bear Stearns Mortgage Funding Trust
5.320% due 12/25/36	850	850
Series 2006-AR1 Class 1A2 (Ê)
5.574% due 07/25/36	621	621
Series 2006-AR2 Class 1A1 (Ê)
5.524% due 09/25/36	1,571	1,568
Series 2006-AR2 Class 2A1 (Ê)
5.554% due 10/25/36	999	999
Series 2006-AR3 Class IA1 (Ê)
5.500% due 03/25/36	675	675
Chase Mortgage Finance Corp.
Series 2003-S8 Class A2
5.000% due 09/25/18	656	647
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A
4.700% due 12/25/35	91	90
Series 2006-WF1 Class A2F
5.657% due 03/01/36	610	610
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.226% due 07/15/44	1,500	1,501
Series 2006-CD3 Class A5
5.617% due 10/15/48	455	457
Citimortgage Alternative Loan Trust
Series 2006-A3 Class 1A5
6.000% due 07/25/36	420	422
Commercial Mortgage Pass Through Certificates
Series 2001-J1A Class A2 (p)
6.457% due 02/16/34	221	230
Series 2006-C7 Class A2
5.690% due 06/10/46	235	240

175

Countrywide Alternative Loan Trust
5.250% due 12/25/46	1,300	1,300
Series 2004-28C Class 6A1
6.000% due 01/25/35	256	256
Series 2004-J7 Class 1A2
4.673% due 08/25/34	114	113
Series 2004-J8 Class 1A1
7.000% due 09/25/34	236	241
Series 2005-51 Class 2A1 (Ê)
5.620% due 11/20/35	866	869
Series 2005-51 Class 2A2A (Ê)
5.610% due 11/20/35	443	445
Series 2005-51 Class 4A1 (Ê)
5.640% due 11/20/35	854	858
Series 2005-56 Class 2A2 (Ê)
6.472% due 11/25/35	778	794
Series 2005-58 Class A2 (Ê)
5.720% due 12/20/35	539	541
Series 2005-59 Class 1A2B (Ê)
5.586% due 11/20/35	441	442
Series 2005-63 Class 3A1
5.892% due 11/25/35	446	447
Series 2005-76 Class 2A2 (Ê)
6.132% due 02/25/36	855	864
Series 2005-81 Class X1
Interest Only STRIP
1.651% due 02/25/37	2,428	133
Series 2005-J13 Class 2A3
5.500% due 11/25/35	312	311
Series 2005-J8 Class 1A3
5.500% due 07/25/35	564	564
Series 2006-2CB Class A3
5.500% due 03/25/36	333	334
Series 2006-33C Class M
6.000% due 11/25/36	180	178
Series 2006-9T1 Class A7
6.000% due 05/25/36	323	327
Series 2006-J2 Class A3
6.000% due 04/25/36	482	486
Series 2006-OA1 Class 1XP
Interest Only STRIP
0.088% due 10/25/36	6,575	348
Series 2006-OA1 Class 2X
Interest Only STRIP
1.790% due 03/20/46	3,581	178
Series 2006-OA1 Class 4A1 (Ê)
5.514% due 08/25/46	1,271	1,271
Series 2006-OA1 Class A1A (Ê)
5.380% due 09/25/46	721	721
Series 2006-OA2 Class A2A (Ê)
5.480% due 05/20/46	470	471
Series 2006-OA6 Class 1A3 (Ê)
5.600% due 04/25/36	509	511
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-16 Class 1A1
5.720% due 09/25/34	727	730
Series 2005-11 Class 5A1 (Ê)

176

5.630% due 03/25/35	114	114
Series 2005-3 Class 1A3 (Ê)
5.570% due 04/25/35	276	277
Series 2005-HYB Class 3A2A
5.250% due 02/20/36	174	172
Series 2006-1 Class A2
6.000% due 03/25/36	350	351
Series 2006-HYB Class 3A1A
6.124% due 05/20/36	503	516
Series 2006-OA5 Class 2A1 (Ê)
5.530% due 04/25/46	1,422	1,420
Credit Suisse First Boston Mortgage Securities Corp.
Series 1998-C2 Class A2
6.300% due 11/15/30	237	241
Series 2001-SPG Class A2 (p)
6.515% due 08/13/18	100	106
Series 2003-29 Class 5A1
7.000% due 12/25/33	52	53
Series 2004-1 Class 3A1
7.000% due 02/25/34	23	23
Series 2004-C1 Class A3
4.321% due 01/15/37	675	654
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AAB
5.681% due 02/15/39	130	132
Crown Castle Towers LLC (p)
Series 2005-1A Class C
5.074% due 06/15/35	150	148
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-3 Class 2A3
4.500% due 10/25/33	1	1
Series 2005-AR1 Class 2A3
5.025% due 08/25/35	905	922
DLJ Commercial Mortgage Corp.
Series 1998-CF1 Class A1B
6.410% due 02/18/31	513	517
Series 1999-CG1 Class S
Interest Only STRIP
0.082% due 03/10/32	6,247	123
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B (Ê)
6.910% due 07/19/44	246	248
Series 2006-AR1 Class 2A1A (Ê)
5.372% due 04/19/47	841	841
Series 2006-AR2 Class 2A1A (Ê)
5.580% due 09/19/36	785	787
Fannie Mae
5.363% due 2012	508	509
6.000% due 2016	29	29
5.000% due 2017	12	11
5.500% due 2017	47	47
6.000% due 2017	61	62
6.500% due 2017	121	123
4.000% due 2018	1,903	1,807
4.500% due 2018	2,652	2,573
5.000% due 2018	1,499	1,478
10.000% due 2018	44	48

177

4.500% due 2019	975	944
4.500% due 2020	425	412
5.000% due 2020	1,070	1,054
5.500% due 2020	175	175
6.500% due 2024	1,096	1,122
10.000% due 2024	39	43
5.500% due 2025	428	427
6.599% due 2025 (Ê)	30	30
6.664% due 2026 (Ê)	213	216
7.500% due 2027	9	9
7.000% due 2028	29	31
5.500% due 2029	598	594
6.500% due 2029	3	3
7.000% due 2029	93	96
7.500% due 2029	101	106
8.000% due 2029	7	7
8.500% due 2029	3	3
7.000% due 2030	8	8
7.500% due 2030	71	75
8.500% due 2030	280	301
9.500% due 2030	85	93
7.000% due 2031	500	517
7.500% due 2031	220	230
8.000% due 2031	310	327
8.500% due 2031	267	286
6.000% due 2032	1,006	1,016
6.500% due 2032	3	4
7.000% due 2032	602	620
7.500% due 2032	207	216
8.000% due 2032	35	37
3.950% due 2033 (Ê)	657	641
4.644% due 2033 (Ê)	405	404
4.677% due 2033 (Ê)	780	771
5.000% due 2033	1,254	1,216
5.500% due 2033	2,570	2,548
6.000% due 2033	334	337
7.000% due 2033	1,182	1,219
5.000% due 2034	1,489	1,443
5.500% due 2034	14,315	14,179
6.000% due 2034	611	616
7.000% due 2034	371	383
7.500% due 2034	127	132
4.460% due 2035 (Ê)	1,402	1,389
4.836% due 2035 (Ê)	1,500	1,485
5.000% due 2035	1,137	1,100
5.500% due 2035	13,743	13,591
6.000% due 2035	577	581
7.000% due 2035	2,926	3,014
7.500% due 2035	792	825
5.000% due 2036	7,527	7,273
5.500% due 2036	894	884
6.000% due 2036	9,100	9,157
6.500% due 2036	2,181	2,222
7.000% due 2036	345	355
7.500% due 2036	2,610	2,709
Series 1992-10 Class ZD
8.000% due 11/25/21	490	496

178

Series 1996-46 Class ZA
7.500% due 11/25/26	86	89
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26	40	10
Series 1999-56 Class Z
7.000% due 12/18/29	310	322
Series 2000-306 Class IO
Interest Only STRIP
8.000% due 05/01/30	42	10
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 08/01/31	44	10
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 03/01/32	21	5
Series 2002-50 Class SC (Ê)
Interest Only STRIP
2.715% due 12/25/29	12	—
Series 2003-122 Class AJ
4.500% due 02/25/28	143	140
Series 2003-16 Class NI
Interest Only STRIP
5.000% due 02/25/15	217	8
Series 2003-25 Class IK
Interest Only STRIP
7.000% due 04/25/33	100	22
Series 2003-32 Class FH
5.720% due 11/25/22	699	704
Series 2003-32 Class UI
Interest Only STRIP
6.000% due 05/25/33	138	32
Series 2003-33 Class IA
Interest Only STRIP
6.500% due 05/25/33	850	189
Series 2003-337 Class 1
Principal Only STRIP
Zero coupon due 07/01/33	754	555
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	743	165
Series 2003-35 Class IU
Interest Only STRIP
6.000% due 05/25/33	175	40
Series 2003-35 Class UI
Interest Only STRIP
6.500% due 05/25/33	173	38
Series 2003-64 Class JI
Interest Only STRIP
6.000% due 07/25/33	163	37
Series 2003-78 Class FI
5.720% due 01/25/33	695	697
Series 2003-82 Class IA
Interest Only STRIP
6.000% due 08/25/32	145	20
Series 2003-82 Class WI
Interest Only STRIP

179

6.000% due 08/25/32	30	4
Series 2004-21 Class FL
5.670% due 11/25/32	350	350
Series 2005-110 Class MB
5.500% due 09/25/35	625	630
Series 2006-28 Class 1P
Interest Only STRIP
0.901% due 03/25/36	4,381	105
15 Year TBA (Ï)
4.500%	980	948
5.000%	4,730	4,658
5.500%	1,085	1,086
6.000%	1,670	1,695
30 Year TBA (Ï)
4.500%	1,325	1,243
5.000%	6,980	6,738
5.500%	45,610	45,065
6.000%	2,775	2,791
6.500%	7,180	7,317
7.000%	2,865	2,947
Fannie Mae Grantor Trust
Series 2001-T8 Class A2
9.500% due 07/25/41	74	80
Fannie Mae REMICS
Series 1993-41 Class ZQ
7.000% due 12/25/23	481	503
Series 1993-42 Class ZQ
6.750% due 04/25/23	547	566
Series 2006-5 Class 3A2
4.677% due 05/25/35	100	99
Fannie Mae Whole Loan
Series 2003-W17 Class 1A6
5.310% due 08/25/33	1,700	1,687
Series 2004-W11 Class 1A2
6.500% due 05/25/44	211	216
Series 2004-W9 Class 2A1
6.500% due 02/25/44	113	115
Federal Home Loan Mortgage Corp. Structured Pass
Through Securities
Series 2003-58 Class 2A
6.500% due 09/25/43	108	110
Series 2005-63 Class 1A1
5.632% due 02/25/45	66	65
First Horizon Alternative Mortgage Securities
Series 2006-AA5 Class A2 (Ê)
6.626% due 09/25/36	473	485
Series 2006-FA3 Class A6
6.000% due 07/25/36	515	521
First Horizon Asset Securities, Inc.
Series 2003-5 Class 1A17
8.000% due 07/25/33	53	56
Series 2004-AR5 Class 4A1 (Ê)
5.679% due 10/25/34	139	139
Series 2005-AR5 Class 3A1
5.525% due 10/25/35	211	211
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class A2

180

6.560% due 11/18/35	29	29
Freddie Mac
8.500% due 2017	59	63
10.500% due 2017	24	28
4.500% due 2018	822	798
5.000% due 2018	856	845
4.000% due 2019	3,825	3,624
4.500% due 2019	178	173
5.000% due 2019	1,600	1,578
10.000% due 2020	60	66
7.078% due 2027 (Ê)	43	44
6.593% due 2028 (Ê)	37	38
7.036% due 2028 (Ê)	39	40
4.235% due 2034 (Ê)	100	100
4.688% due 2034 (Ê)	468	469
4.924% due 2034 (Ê)	1,041	1,026
Series 1991-103 Class Z
9.000% due 02/15/21	62	62
Series 1994-173 Class Z
7.000% due 05/15/24	117	123
Series 1999-212 Class SG (Ê)
Interest Only STRIP
1.625% due 06/17/27	481	18
Series 2001-229 Class KF (Ê)
5.570% due 07/25/22	342	345
Series 2001-232 Class ZQ
6.500% due 06/15/31	544	569
Series 2003-259 Class IQ
Interest Only STRIP
5.000% due 06/15/17	314	37
Series 2003-261 Class UI
Interest Only STRIP
6.500% due 05/15/33	116	26
Series 2003-262 Class AB
2.900% due 11/15/14	739	715
Series 2003-264 Class IM
Interest Only STRIP
7.000% due 07/15/33	148	34
Series 2003-266 Class MA
4.500% due 10/15/31	274	269
Series 2004-276 Class IP
Interest Only STRIP
5.500% due 07/15/23	630	31
Series 2004-277 Class UF
5.630% due 06/15/33	881	882
Series 2004-281 Class DF
5.780% due 06/15/23	261	263
Series 2004-287 Class GC
5.000% due 11/15/29	355	349
Series 2004-289 Class PC
5.000% due 07/15/30	640	629
Series 2005-291 Class KP
5.000% due 11/15/29	215	212
Series 2005-292 Class IG
Interest Only STRIP
5.000% due 04/15/23	345	52
Series 2005-294 Class FA

181

5.500% due 03/15/20	507	507
Series 2005-302 Class MB
5.000% due 12/15/28	200	198
Series 2005-306 Class PC
5.000% due 02/15/29	620	613
Series 2006-313 Class FP (Ê)
Zero coupon due 04/15/36	474	483
15 Year TBA (Ï)
5.500%	3,325	3,325
30 Year TBA (Ï)
5.000%	6,775	6,544
5.500%	3,650	3,609
6.000%	1,945	1,958
Freddie Mac Gold
6.000% due 2016	53	54
5.000% due 2018	103	102
5.500% due 2020	1,944	1,947
5.500% due 2024	276	276
8.500% due 2025	20	22
8.500% due 2027	100	108
7.000% due 2030	85	87
7.222% due 2030 (Ê)	7	8
7.500% due 2030	213	223
8.000% due 2030	75	79
7.000% due 2031	194	200
7.500% due 2031	16	17
8.000% due 2031	19	20
7.500% due 2032	107	111
5.000% due 2033	664	645
7.000% due 2033	41	42
Series 1998-191 Class IO
Interest Only STRIP
8.000% due 01/01/28	33	8
Series 1998-194 Class IO
Interest Only STRIP
6.500% due 04/01/28	113	25
Series 2001-212 Class IO
Interest Only STRIP
6.000% due 05/01/31	86	18
Series 2001-215 Class IO
Interest Only STRIP
8.000% due 06/01/31	63	15
Freddie Mac Reference REMIC
Series 2006-R00 Class AK
5.750% due 12/15/18	692	696
Freddie Mac REMICS
Series 2003-269 Class FE
5.930% due 12/15/28	708	712
Series 2004-277 Class KE
3.500% due 12/15/17	100	99
Series 2006-323 Class PA
6.000% due 03/15/26	695	705
GE Capital Commercial Mortgage Corp.
Series 2002-1A Class A3
6.269% due 12/10/35	305	320
Series 2002-3A Class A1
4.229% due 12/10/37	1,370	1,344

182

Ginnie Mae I
10.500% due 2016	23	26
11.000% due 2020	58	63
10.000% due 2022	47	52
7.500% due 2024	25	26
7.500% due 2032	31	32
30 Year TBA (Ï)
5.500%	2,300	2,290
Ginnie Mae II (Ê)
4.750% due 2023	23	23
5.125% due 2023	63	64
4.750% due 2024	168	169
5.125% due 2024	172	173
4.750% due 2025	6	6
5.375% due 2025	214	216
5.125% due 2026	76	76
4.750% due 2027	110	111
5.125% due 2027	9	9
5.375% due 2027	133	134
5.375% due 2028	4	4
5.375% due 2030	255	257
Global Signal Trust (p)
Series 2004-2A Class A
4.232% due 12/15/14	225	220
Series 2006-1 Class B
5.588% due 02/15/36	125	125
Series 2006-1 Class C
5.707% due 02/15/36	190	191
GMAC Mortgage Corp. Loan Trust
Series 2005-AR2 Class 4A (Ê)
5.185% due 05/25/35	370	364
Series 2005-AR6 Class 3A1
5.297% due 11/19/35	747	743
Series 2006-HE3 Class A2
5.799% due 10/25/36	165	165
Government National Mortgage Association (Ê)
Series 1999-27 Class SE
Interest Only STRIP
3.270% due 08/16/29	163	15
Series 1999-40 Class FE
5.870% due 11/16/29	373	376
Series 1999-44 Class SA
Interest Only STRIP
3.220% due 12/16/29	174	17
Series 2000-29 Class S
Interest Only STRIP
3.170% due 09/20/30	47	3
Series 2002-27 Class SA
Interest Only STRIP
2.670% due 05/16/32	65	4
Greenpoint Mortgage Funding Trust
Series 2005-AR3 Class X1
Interest Only STRIP
1.273% due 08/25/45	2,368	75
Series 2005-AR4 Class X4
Interest Only STRIP
0.097% due 10/25/45	3,152	99

183

Series 2006-AR2 Class 3A2 (Ê)
5.644% due 03/25/36	773	774
Greenwich Capital Commercial Funding Corp.
Series 2004-GG1 Class A7
5.317% due 06/10/36	1,115	1,118
Series 2005-GG5 Class A41
5.243% due 04/10/37	1,040	1,041
GS Mortgage Securities Corp. II
Series 2006-FL8 Class A1 (Ê)(p)
5.430% due 01/06/08	381	381
Series 2006-GG6 Class A4
5.553% due 04/10/38	285	290
Series 2006-GG8 Class A4
5.560% due 11/10/39	935	954
Series 2006-GG8 Class AAB
5.535% due 11/10/39	485	493
Series 2006-RR2 Class A1 (p)
5.816% due 01/07/36	305	309
GSMPS Mortgage Loan Trust (p)
Series 1998-3 Class A
7.750% due 09/19/27	54	57
Series 1999-3 Class A
8.000% due 08/19/29	90	95
Series 2005-RP1 Class 1A3
8.000% due 01/25/35	293	311
Series 2005-RP1 Class 1A4
8.500% due 01/25/35	158	167
Series 2006-RP1 Class 1A3
8.000% due 01/25/36	177	181
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
3.402% due 06/25/34	480	477
Series 2005-AR6 Class 2A1 (Ê)
4.540% due 09/25/35	1,514	1,496
Series 2006-OA1 Class 2A1 (Ê)
5.516% due 08/25/46	780	780
Harborview Mortgage Loan Trust
Series 2005-10 Class 2A1A (Ê)
5.630% due 11/19/35	774	776
Series 2005-10 Class 2A1B (Ê)
5.705% due 11/19/35	387	389
Series 2005-14 Class 3A1A
5.319% due 12/19/35	232	232
Series 2005-16 Class 2A1A (Ê)
5.560% due 01/19/36	1,241	1,244
Series 2005-16 Class 3A1A (Ê)
5.570% due 01/19/36	1,376	1,380
Series 2005-16 Class 3A1B (Ê)
5.665% due 01/19/36	573	575
Series 2005-16 Class X1
Interest Only STRIP
2.080% due 01/19/36	2,097	61
Series 2005-16 Class X3
Interest Only STRIP
1.820% due 01/19/36	5,980	161
Series 2005-2 Class 2A1A (Ê)
5.550% due 05/19/35	168	169

184

Series 2005-2 Class X
Interest Only STRIP
1.412% due 05/19/35	3,578	87
Series 2005-3 Class X2
Interest Only STRIP
1.112% due 06/19/35	3,360	76
Series 2005-5 Class 2A1B (Ê)
5.615% due 07/19/45	227	228
Series 2006-1 Class PO1
Principal Only STRIP
Zero coupon due 03/19/37	1	1
Series 2006-1 Class X1
Interest Only STRIP
2.290% due 03/19/37	3,418	161
Series 2006-12 Class 2A2A (Ê)
5.510% due 12/19/37	1,500	1,500
Series 2006-5 Class PO2
Principal Only STRIP
Zero coupon due 07/19/47	—	—
Series 2006-5 Class X2
Interest Only STRIP
2.193% due 07/19/47	2,821	107
Series 2006-7 Class 2A1B (Ê)
5.580% due 08/19/46	631	632
Series 2006-9 Class 2A1A (Ê)
5.540% due 08/19/46	849	849
Impac CMB Trust (Ê)
Series 2004-3 Class 1A
5.570% due 06/25/34	111	111
Indymac Index Mortgage Loan Trust
Series 2005-AR1 Class AX2
Interest Only STRIP
0.640% due 07/25/35	2,637	86
Series 2005-AR2 Class 1A21
5.882% due 12/25/35	325	326
Series 2006-AR1 Class 4A2
6.398% due 08/25/36	657	668
Series 2006-AR6 Class 2A1B (Ê)
5.635% due 06/25/47	837	840
Series 2006-AR7 Class 5A1
6.159% due 03/25/36	345	350
Series 2006-FLX Class A1 (Ê)
5.536% due 11/25/36	475	475
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C1 Class A3
5.376% due 07/12/37	250	252
Series 2003-C1 Class A2
4.985% due 01/12/37	390	385
Series 2004-LN2 Class A1
4.475% due 07/15/41	562	548
Series 2005-LDP Class A3A1
4.871% due 10/15/42	505	497
Series 2005-LDP Class A4
4.918% due 10/15/42	250	244
Series 2006-CB1 Class A4
5.817% due 05/12/45	525	534
Series 2006-LDP Class A4

185

5.876% due 04/15/45	440	461
5.561% due 05/15/45	700	704
Series 2006-LDP Class AJ
6.066% due 04/15/45	370	385
Series 2006-RR1 Class A1 (p)
5.457% due 10/18/52	270	271
JP Morgan Mortgage Trust
Series 2005-A4 Class 1A1
5.409% due 07/25/35	305	302
Series 2005-A6 Class 1A2
5.151% due 09/25/35	475	477
LB-UBS Commercial Mortgage Trust
Series 2002-C4 Class A5
4.853% due 09/15/31	1,000	985
Series 2004-C4 Class A3
5.154% due 06/15/29	1,055	1,059
Series 2006-C1 Class A4
5.156% due 02/15/31	1,500	1,486
Series 2006-C4 Class A4
5.900% due 06/15/38	255	268
Lehman Brothers Floating Rate Commercial
Mortgage Trust (Ê)(p)
Series 2006-LLF Class A1
5.400% due 09/15/21	387	387
Lehman Mortgage Trust
Series 2005-2 Class 2A3
5.500% due 12/25/35	355	354
Series 2005-3 Class 1A3
5.500% due 01/25/36	1,215	1,218
Lehman XS Trust (Ê)
Series 2005-5N Class 3A1A
5.624% due 11/25/35	1,171	1,172
Series 2005-9N Class 1A1
5.594% due 01/25/36	1,356	1,357
Series 2006-16N Class A4A
5.520% due 11/25/46	1,494	1,496
Luminent Mortgage Trust (Ê)
Series 2006-1 Class A1
5.564% due 04/25/36	594	595
Series 2006-6 Class A1
5.530% due 10/25/46	575	575
Mastr Adjustable Rate Mortgages Trust
Series 2005-6 Class 7A1
5.375% due 06/25/35	191	189
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.660% due 06/25/33	365	368
Series 2003-6 Class 3A1
8.000% due 09/25/33	34	35
Series 2003-9 Class 1A1
5.500% due 12/25/18	161	160
Series 2004-10 Class 5A6
5.750% due 09/25/34	410	410
Series 2005-3 Class 7A1
6.000% due 04/25/35	261	262
Mastr Asset Securitization Trust (Ê)
Series 2003-11 Class 6A8

186

5.820% due 12/25/33	805	809
Series 2003-7 Class 4A35
5.720% due 09/25/33	661	662
Series 2004-4 Class 2A2
5.770% due 04/25/34	265	265
Mastr Reperforming Loan Trust (p)
Series 2005-1 Class 1A5
8.000% due 08/25/34	234	247
Series 2005-2 Class 1A4
8.000% due 05/25/35	286	291
Mastr Specialized Loan Trust (p)
Series 2005-2 Class A2
5.150% due 07/25/35	173	169
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.570% due 06/15/30	352	349
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2005-A6 Class 2A1
5.444% due 08/25/35	279	279
Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J (p)
5.695% due 07/12/34	185	179
Series 2004-MKB Class A2
4.353% due 02/12/42	615	603
Series 2005-GGP Class E (p)
4.330% due 11/15/10	105	104
Series 2005-GGP Class F (p)
4.351% due 11/15/10	105	104
MLCC Mortgage Investors, Inc. (Ê)
Series 2004-HB1 Class A2
5.930% due 04/25/29	157	157
Morgan Stanley Capital I
Series 1999-FNV Class G (p)
6.120% due 03/15/31	130	131
Series 2005-IQ1 Class AAB
5.178% due 09/15/42	810	808
Series 2006-HQ8 Class A4
5.388% due 03/12/44	385	390
Series 2006-HQ9 Class A4
5.731% due 07/20/44	480	495
Morgan Stanley Dean Witter
Capital I (p)
Series 2001-TOP Class E
7.552% due 02/15/33	100	106
Morgan Stanley Mortgage Loan Trust
Series 2006-11 Class 1A6
6.231% due 08/25/36	530	543
Series 2006-2 Class 6A
6.500% due 02/25/36	222	225
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	415	409
Series 2006-AF1 Class 1A2
6.159% due 05/25/36	465	469
Prime Mortgage Trust
Series 2004-CL1 Class 1A1
6.000% due 02/25/34	78	79

187

Series 2004-CL1 Class 1A2 (Ê)
5.720% due 02/25/34	53	53
Series 2004-CL1 Class 2A2 (Ê)
5.730% due 02/25/19	26	26
Residential Accredit Loans, Inc.
Series 2004-QS5 Class A6 (Ê)
5.920% due 04/25/34	139	140
Series 2004-QS8 Class A4 (Ê)
5.720% due 06/25/34	681	684
Series 2005-QA1 Class A41
5.725% due 09/25/35	216	217
Series 2005-QA8 Class NB3
5.504% due 07/25/35	444	446
Series 2005-QS9 Class A6
5.500% due 06/25/35	140	137
Series 2006-QO1 Class 1A1 (Ê)
5.584% due 02/25/46	272	272
Series 2006-QO1 Class 2A1 (Ê)
5.594% due 02/25/46	320	320
Series 2006-QO6 Class A2 (Ê)
5.554% due 06/25/46	794	793
Series 2006-QS6 Class 1A13
6.000% due 06/25/36	1,070	1,078
Residential Asset Mortgage Products, Inc.
Series 2004-SL1 Class A3
7.000% due 11/25/31	70	71
Series 2004-SL4 Class A3
6.500% due 07/25/32	148	151
Series 2005-SL1 Class A2
6.000% due 05/25/32	217	222
Residential Asset Securities Corp. (Ê)
Series 2003-KS4 Class AIIB
5.610% due 06/25/33	187	187
Residential Asset Securitization Trust (Ê)
Series 2003-A15 Class 1A2
5.770% due 02/25/34	793	796
Residential Funding Mortgage Securities II
Series 2003-S14 Class A5 (Ê)
5.720% due 07/25/18	783	786
Series 2003-S20 Class 1A7 (Ê)
5.820% due 12/25/33	213	213
Series 2003-S5 Class 1A2 (Ê)
5.770% due 11/25/18	401	404
Series 2006-SA3 Class 3A1
6.093% due 09/25/36	521	526
Series 2006-SA4 Class 2A1
6.164% due 10/25/36	505	509
Sequoia Mortgage Trust (Ê)
Series 2004-3 Class A
5.670% due 04/20/34	1,032	1,032
Small Business Administration Participation
Certificates
Series 2005-20G Class 1
4.750% due 07/01/25	1,518	1,476
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 Class 5A
5.500% due 12/25/34	170	168

188

Series 2005-22 Class 4A2
5.382% due 12/25/35	57	56
Series 2006-5 Class 5A4
6.413% due 06/25/36	116	115
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2006-AR1 Class 2A1
5.560% due 02/25/36	1,943	1,946
Series 2006-AR2 Class A2
5.640% due 02/25/36	553	554
Series 2006-AR3 Class 11A2
5.594% due 04/25/36	957	957
Series 2006-AR3 Class 3A1
5.514% due 02/25/36	418	419
Series 2006-AR8 Class A1A
5.520% due 03/25/36	1,850	1,850
Structured Asset Securities Corp.
Series 2002-22H Class 1A
6.973% due 11/25/32	34	35
Series 2004-12H Class 1A
6.000% due 05/25/34	146	146
Series 2004-21X Class 1A3
4.440% due 12/25/34	1,105	1,090
Series 2005-6 Class B2
5.344% due 05/25/35	98	94
Thornburg Mortgage Securities Trust (Ê)
Series 2006-5 Class A1
5.450% due 08/25/36	2,470	2,465
Tobacco Settlement Authority of Iowa
6.500% due 06/01/23	100	100
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16 Class A2
4.380% due 10/15/41	1,095	1,073
Series 2005-C21 Class A4
5.370% due 10/15/44	1,500	1,497
Series 2006-WL7 Class A1 (Ê)(p)
5.490% due 08/11/18	1,600	1,600
Washington Mutual Alternative Mortgage
Pass-Through Certificates
Series 2005-4 Class CB11
5.500% due 06/25/35	220	216
Series 2006-2 Class 2CB
6.500% due 03/25/36	309	313
Series 2006-5 Class 2CB3
6.000% due 07/25/36	490	495
Series 2006-5 Class LB1
6.000% due 07/25/36	224	224
Series 2006-AR2 Class A1A (Ê)
5.222% due 04/25/46	662	662
Series 2006-AR5 Class 3A (Ê)
5.503% due 07/25/46	356	357
Series 2006-AR7 Class A1A (Ê)
5.483% due 09/25/46	947	948
Series 2006-AR8 Class 2A (Ê)
5.413% due 09/25/46	997	994
Series 2006-AR9 Class 2A (Ê)
5.504% due 11/25/46	1,000	1,000
Washington Mutual Mortgage Pass-Through Certificates (Ê)

189

Series 2005-AR1 Class A1B3
5.674% due 12/25/45	657	659
Washington Mutual, Inc.
Series 2003-AR4 Class A7 (Ê)
3.950% due 05/25/33	41	40
Series 2003-S9 Class A2 (Ê)
5.870% due 10/25/33	725	728
Series 2004-AR1 Class A2C (Ê)
5.698% due 07/25/44	78	78
Series 2004-AR1 Class A3 (Ê)
5.698% due 10/25/44	57	57
Series 2004-AR1 Class X
Interest Only STRIP
0.547% due 07/25/44	2,984	54
0.376% due 10/25/44	4,541	81
Series 2004-AR8 Class X
Interest Only STRIP
0.548% due 06/25/44	1,759	28
Series 2004-CB3 Class 1A
6.000% due 10/25/34	93	93
Series 2004-CB3 Class 4A
6.000% due 10/25/19	245	248
Series 2005-AR1 Class 1A1
4.839% due 10/25/35	584	576
Series 2005-AR1 Class A1A1
5.614% due 10/25/45	853	858
5.600% due 12/25/45 (Ê)	803	805
Series 2005-AR1 Class A1B1
5.614% due 08/25/45	208	209
5.584% due 10/25/45	395	396
5.574% due 11/25/45 (Ê)	401	403
5.574% due 12/25/45 (Ê)	351	352
Series 2005-AR6 Class B3 (Ê)
5.980% due 04/25/45	423	423
Series 2005-AR8 Class 2A1A (Ê)
5.610% due 07/25/45	876	879
Series 2005-AR8 Class 2AB3 (Ê)
5.684% due 07/25/45	350	352
Series 2006-AR1 Class 1A (Ê)
5.443% due 10/25/46	1,000	1,000
Series 2006-AR1 Class 1A1
5.980% due 09/25/36	563	569
Series 2006-AR1 Class 1A4
5.668% due 11/25/36	665	663
Series 2006-AR1 Class 3A1A (Ê)
5.352% due 09/25/46	996	996
Series 2006-AR4 Class 1A1B (Ê)
5.372% due 05/25/46	684	684
Series 2006-AR7 Class 1A (Ê)
5.543% due 07/25/46	299	299
Series 2006-AR8 Class 1A5
5.941% due 08/25/46	104	105
Series 2006-AR8 Class 2A3 (Ê)
6.166% due 08/25/46	71	72
Wells Fargo Mortgage Backed Securities Trust
Series 2004-I Class 1A1
3.379% due 07/25/34	208	209

190

Series 2004-T Class A1 (Ê)
3.458% due 09/25/34	221	221
Series 2005-12 Class 1A7
5.500% due 11/25/35	511	496
Series 2005-14 Class 2A1
5.500% due 12/25/35	1,000	978
Series 2005-17 Class 1A1
5.500% due 01/25/36	639	625
Series 2005-17 Class 1A2
5.500% due 01/25/36	399	393
Series 2006-1 Class A3
5.000% due 03/25/21	363	356
Series 2006-2 Class 2A3
5.500% due 03/25/36	949	948
Series 2006-2 Class 3A1
5.750% due 03/25/36	542	537
Series 2006-4 Class 1A8
5.750% due 04/25/36	292	295
Series 2006-AR1 Class 1A2 (Ê)
6.050% due 09/25/36	332	334
Series 2006-AR1 Class 5A1 (Ê)
5.606% due 07/25/36	480	481
Series 2006-AR1 Class A7
5.539% due 08/25/36	606	605
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	656	650
Series 2006-AR4 Class 1A1 (Ê)
5.868% due 04/25/36	656	656
Series 2006-AR4 Class 2A1 (Ê)
5.791% due 04/25/36	982	980
Series 2006-AR5 Class 2A1 (Ê)
5.549% due 04/25/36	398	400
Zuni Mortgage Loan Trust (Ê)
Series 2006-OA1 Class A1
5.615% due 08/25/36	596	595

		365,065

Municipal Bonds - 0.3%
Badger TOB Asset Securitization Corp. Revenue
Bonds, weekly demand
6.375% due 06/01/32	800	869
California State University Revenue Bonds,
weekly demand (u)
5.000% due 11/01/30	140	149
City of Colorado Springs Colorado Revenue Bonds,
weekly demand
5.000% due 11/15/33	200	209
Golden State Tobacco Securitization Corp.
Revenue Bonds, weekly demand
6.250% due 06/01/33	435	485
New Jersey Economic Development Authority
Revenue Bonds, weekly demand
5.750% due 06/15/34	235	252
New York State Urban Development Corp. Revenue
Bonds, weekly demand (u)
5.250% due 03/15/34	180	195
State of California General Obligation
Unlimited, weekly demand

191

5.000% due 02/01/33	100	104
State of Illinois General Obligation Unlimited
5.100% due 06/01/33	150	145
State of Oregon General Obligation Unlimited
5.892% due 06/01/27	175	185
State of Texas General Obligation Unlimited, weekly demand
4.750% due 04/01/35	250	257
West Virginia Economic Development Authority
Revenue Bonds (u)
5.370% due 07/01/20	65	65

		2,915

Non-US Bonds - 0.9%
Argentina Government International Bond
Series dis
5.830% due 12/31/33	ARS 500	207
Brazilian Government International Bond
12.500% due 01/05/16	BRL 568	269
Colombia Government International Bond
12.000% due 10/22/15	COP 1,094,000	559
Deutsche Bundesrepublik
Series 01
5.000% due 07/04/11	EUR 211	284
Federative Republic of Brazil
12.500% due 01/05/22	BRL 1,011	476
Mexican Bonos
Series M 20
10.000% due 12/05/24	MXN 5,585	610
Poland Government Bond
Series 1015
6.250% due 10/24/15	PLN 376	133
Province of Ontario
4.500% due 03/08/15	CAD 285	259
Province of Quebec Canada
5.000% due 12/01/15	CAD 490	457
Quebec Residual
Zero coupon due 12/01/36	CAD 880	193
Queensland Treasury Corp.
Series 15G
6.000% due 10/14/15	AUD 912	710
South Africa Government Bond
Series R157
13.500% due 09/15/15	ZAR 1,000	182
Sweden Government Bond
Series 1047
5.000% due 12/01/20	SEK 655	103
Series 1048
4.000% due 12/01/09	SEK 2,260	317
Series 1049
4.500% due 08/12/15	SEK 1,090	160
United Kingdom Gilt
5.750% due 12/07/09	GBP 900	1,758
8.000% due 09/27/13	GBP 334	763

		7,440

United States Government Agencies - 4.8%
Fannie Mae
4.200% due 03/24/08 (Ñ)	3,500	3,459
4.050% due 02/06/09	4,300	4,217

192

4.150% due 09/10/09 (Ñ)	4,000	3,924
3.875% due 02/15/10 (Ñ)	1,075	1,043
4.125% due 05/12/10	2,800	2,733
4.375% due 06/21/10	2,500	2,452
5.050% due 02/07/11	2,200	2,214
Zero coupon due 10/09/19	695	345
Federal Home Loan Bank
4.800% due 05/02/08	5,800	5,789
Series 577 (Ñ)
4.500% due 09/26/08	5,500	5,460
Federal Home Loan Bank System
5.375% due 08/19/11 (Ñ)	240	245
5.310% due 12/28/12	1,800	1,837
Series IY08
3.400% due 03/18/08	2,000	1,958
Financing Corp.
Principal Only STRIP
Series 1
Zero coupon due 05/11/16	130	81
Series 12P
Zero coupon due 12/06/18	445	243
Series 13
Zero coupon due 12/27/16	450	273
Series 13P
Zero coupon due 12/27/18	1,195	649
Series 16P
Zero coupon due 04/05/19	475	254
Series 19
Zero coupon due 06/06/16	380	237
Series 3P
Zero coupon due 11/30/17	275	159
Series 5P
Zero coupon due 02/08/18	115	66
Series 8P
Zero coupon due 08/03/18	1,030	573
Series 9P
Zero coupon due 10/06/17	495	288
Series C-P
Zero coupon due 11/30/17	570	329
Series E-P
Zero coupon due 11/02/18	240	132
Freddie Mac
3.450% due 03/12/08	2,000	1,959
4.750% due 01/19/16	100	98
Series * (Ñ)
2.750% due 03/15/08	280	272

		41,289

United States Government Treasuries - 8.0%
United States Treasury Inflation Indexed Bonds (Ñ)
2.375% due 04/15/11	746	742
3.375% due 01/15/12	2,096	2,191
3.000% due 07/15/12	1,259	1,298
1.875% due 07/15/13	333	322
2.000% due 01/15/14	331	323
2.000% due 07/15/14	4,738	4,615
1.875% due 07/15/15	2,201	2,119
2.000% due 01/15/16	719	699

193

2.500% due 07/15/16	4,215	4,276
2.375% due 01/15/25	757	766
2.000% due 01/15/26	2,234	2,135
3.625% due 04/15/28	504	623
United States Treasury Notes
4.375% due 12/31/07 (Ñ)	6,135	6,100
4.875% due 08/31/08 (Ñ)	3,300	3,308
4.500% due 02/28/11 (Ñ)	660	658
5.125% due 06/30/11 (Ñ)	350	358
4.500% due 09/30/11 (Ñ)	3,030	3,019
3.875% due 02/15/13 (Ñ)	2,475	2,381
Principal Only STRIP
Zero coupon due 11/15/13	555	403
4.250% due 08/15/15	3,140	3,061
4.875% due 08/15/16 (Ñ)	1,575	1,608
8.125% due 08/15/19 (Ñ)	4,950	6,539
Principal Only STRIP
Zero coupon due 11/15/21 (Ñ)	5,670	2,742
7.625% due 02/15/25 (Ñ)	1,450	1,941
6.000% due 02/15/26 (Ñ)	6,855	7,867
6.375% due 08/15/27 (Ñ)	745	898
6.125% due 08/15/29 (Ñ)	4,810	5,696
4.500% due 02/15/36 (Ñ)	2,550	2,461

		69,149

Total Long-Term Investments
(cost $728,712)		734,801

Common Stocks - 0.1%
Financial Services - 0.1%
Emerging Market Local Currency Fund (Æ)	95,227	1,092
Pacific Investment Management Co.
Series High Yield Portfolio Institutional	6,898	58

Total Common Stocks
(cost $1,118)		1,150

Preferred Stocks - 0.3%
Financial Services - 0.2%
Bank of America Corp. (Æ)(Ê)	15,000	375
DG Funding Trust (Ê)(Å)	118	1,256

		1,631

Producer Durables - 0.0%
Nexen, Inc.	4,055	104

Utilities - 0.1%
Rural Cellular Corp. (Æ)	378	459

Total Preferred Stocks
(cost $2,167)		2,194

Warrants & Rights - 0.0%
Consumer Discretionary - 0.0%
Travelcenters of America, Inc. (Æ)
2009 Warrants	20	—

Materials and Processing - 0.0%
Solutia, Inc. (Æ)(p)
2009 Warrants	450	—

Miscellaneous - 0.0%
Mexico Government International
Bond Value Recovery Rights (Æ)	1,300,000	24

Total Warrants & Rights
(cost $40)		24

194

	Notional Amount $
Optionms Purchased - 0.1%
(Number of Contracts)
Eurodollar Futures
Dec 2006 91.75 Put (49)	11,239	—
Dec 2006 92.00 Put (95)	21,850	1
Dec 2006 92.25 Put (117)	26,983	1
Dec 2006 92.50 Put (91)	21,044	1
Dec 2006 92.75 Put (43)	9,971	—
Mar 2007 92.00 Put (40)	9,200	—
Mar 2007 92.25 Put (40)	9,225	—
Jun 2007 91.25 Put (368)	83,950	3
Jun 2007 94.25 Put (294)	69,274	13
Jun 2007 94.50 Put (39)	9,214	5
Sep 2007 90.50 Put (276)	62,445	2
Sep 2007 91.00 Put (15)	3,413	—
Sep 2007 91.25 Put (94)	21,444	1
Sep 2007 91.75 Put (87)	19,956	1
Dec 2007 91.25 Put (152)	34,675	1
Swaptions
(Fund Pays/Fund Receives)
EUR Six Month LIBOR/EUR
3.960%
Jul 2007 0.00 Call (3)	12,762	54
EUR Six Month LIBOR/EUR
4.100%
Jul 2007 0.00 Call (1)	5,105	19
GBP Six Month LIBOR/GBP
5.080%
Jun 2007 0.00 Call (1)	954	2
GBP Six Month LIBOR/GBP
5.10%
Jun 2007 0.00 Call (1)	1,526	—
USD Three Month LIBOR/USD
4.800%
Dec 2006 0.00 Call (1)	6,000	2
USD Three Month LIBOR/USD
5.170%
Feb 2007 0.00 Call (1)	4,600	20
USD Three Month LIBOR/USD
5.000%
Mar 2007 0.00 Call (2)	9,000	28
USD Three Month LIBOR/USD
5.080%
Apr 2007 0.00 Call (1)	2,300	11
USD Three Month LIBOR/USD
5.200%
May 2007 0.00 Call (2)	20,100	138
USD Three Month LIBOR/USD
5.250%
Jun 2007 0.00 Call (2)	11,000	90
USD Three Month LIBOR/USD
5.500%
Jun 2007 0.00 Call (1)	8,000	120
USD Three Month LIBOR/USD

195

5.250%
Jul 2007 0.00 Call (1)	24,000	376
USD Three Month LIBOR/USD
5.370%
Jul 2007 0.00 Call (1)	6,600	68
USD Six Month LIBOR/USD
4.850%
Jul 2007 0.00 Call (1)	10,000	16
USD Three Month LIBOR/USD
4.900%
Oct 2007 0.00 Call (1)	7,000	36

Total Options Purchased
(cost $668)		1,009

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 24.7%
Abitibi-Consolidated, Inc.
6.950% due 12/15/06	138	138
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	100	100
Arizona Public Service Co.
6.750% due 11/15/06	60	60
AT&T Wireless Services, Inc.
7.500% due 05/01/07	1,190	1,202
AT&T, Inc. (p)
4.214% due 06/05/07	600	595
Bank of America Corp. (ç)(ž)
5.260% due 12/18/06	600	596
Bank of Ireland Governor & Co. (ç)(ž)
5.355% due 11/03/06	5,000	4,999
Barclays Bank PLC (ž)
5.343% due 01/29/07	2,000	2,005
Barclays US Funding Corp. (ç)(ž)
5.300% due 11/15/06	3,500	3,493
Caesars Entertainment, Inc.
9.375% due 02/15/07	330	332
Caterpillar Financial Services Corp. (Ê)
Series MTNF
5.463% due 08/20/07	155	155
CC Funding Trust I
6.900% due 02/16/07	230	231
Centex Corp. (Ê)
Series MTNE
5.739% due 08/01/07	245	245
Comcast Cable Communications, Inc.
8.375% due 05/01/07	40	41
DaimlerChrysler NA Holding Corp. (Ê)
Series MTND
5.740% due 11/17/06	900	900
Danske Corp. (ž)
5.270% due 12/27/06 (ç)	2,100	2,083
5.240% due 01/30/07	900	888
Dexia Delaware LLC (ç)(ž)
5.270% due 11/10/06	2,900	2,896
5.265% due 11/21/06	2,700	2,692

196

Donohue Forest Products
7.625% due 05/15/07	200	200
Duke Energy Field Services LLC
5.750% due 11/15/06	40	40
Enterprise Products Operating, LP
Series B
4.000% due 10/15/07	255	251
FedEx Corp.
2.650% due 04/01/07	70	69
5.579% due 08/08/07 (Ê)	400	401
Ford Motor Credit Co. (Ê)
6.340% due 03/21/07	800	800
France Treasury Bills BTF
Zero coupon due 11/30/06	EUR 700	891
Zero coupon due 12/21/06	EUR 250	318
Freddie Mac Discount Notes (ç)(ž)
Series RB
5.080% due 11/14/06	3,145	3,139
GMAC LLC (Ê)
6.407% due 01/16/07	200	200
Harrah’s Operating Co., Inc.
7.125% due 06/01/07	355	357
HBOS Treasury Services PLC (ç)(ž)
5.260% due 12/08/06	900	895
Hilton Hotels Corp.
7.950% due 04/15/07	110	111
Historic TW, Inc.
8.180% due 08/15/07	105	107
Hyatt Equities LLC (p)
6.875% due 06/15/07	140	141
International Bank for Reconstruction &
Development
Zero coupon due 08/20/07	NZD 303	192
International Lease Finance Corp.
3.750% due 08/01/07	35	35
IXIS Corp. (ç)(ž)
5.270% due 11/08/06	700	699
JPMorgan Chase & Co.
5.350% due 03/01/07	75	75
Mandalay Resort Group
Series B
10.250% due 08/01/07	945	972
Marsh & McLennan Cos., Inc.
5.375% due 03/15/07	415	415
5.640% due 07/13/07 (Ê)(Ñ)	265	265
MGM Mirage
9.750% due 06/01/07	660	673
Mirage Resorts, Inc.
6.750% due 08/01/07	205	206
Netherlands Government Bond
Series 1
5.750% due 02/15/07	EUR 145	186
Norfolk Southern Corp.
7.350% due 05/15/07	100	101
Northrop Grumman Corp.
4.079% due 11/16/06	50	50
Panhandle Eastern Pipe Line

197

Series B
2.750% due 03/15/07	45	45
Pepco Holdings, Inc.
5.500% due 08/15/07	385	385
Reynolds American, Inc. (p)
6.500% due 06/01/07	145	146
Russell Investment Company
Money Market Fund	137,479,000	137,479
Santander US Debt SA Universal (Ê)(p)
5.400% due 09/21/07	900	901
Sempra Energy
4.621% due 05/17/07	255	254
Skandinaviska Enskilda Banken (ç)(ž)
5.255% due 12/08/06	5,300	5,271
St. Paul Travelers Cos., Inc. (The)
5.010% due 08/16/07	460	457
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/07	20	20
Swedbank (ç)(ž)
5.360% due 11/01/06	500	500
5.275% due 11/09/06	5,000	4,994
TELUS Corp.
7.500% due 06/01/07	650	657
Total SA (ç)(ž)
5.290% due 11/01/06	2,400	2,400
UBS Financial Del LLC (ž)
5.265% due 11/16/06 (ç)	2,200	2,195
5.245% due 01/08/07	1,300	1,287
Unicredito Italiano Bank (Ireland) PLC (ž)
5.250% due 01/19/07	1,000	988
United States Treasury Bills (ž)(§)
4.898% due 12/07/06 (ç)	200	199
4.843% due 12/14/06 (ç)	620	616
4.914% due 12/14/06 (ç)	20	20
4.937% due 12/14/06 (ç)	200	199
5.297% due 01/11/07	200	198
4.964% due 02/15/07	75	74
5.035% due 02/15/07	50	49
5.131% due 02/15/07	140	138
United States Treasury Inflation Indexed Bonds
3.375% due 01/15/07	1,030	1,017
United States Treasury Notes (Ñ)
3.500% due 11/15/06	7,850	7,844
3.125% due 05/15/07	3,900	3,860
Westpac Banking Corp. (ž)
5.245% due 01/24/07	5,500	5,433

Total Short-Term Investments
(cost $213,115)		213,066

Other Securities - 12.3%
Russell Investment Company
Money Market Fund (×)	27,101,728	27,102
State Street Securities Lending
Quality Trust (×)	78,514,364	78,514

Total Other Securities
(cost $105,616)		105,616

Total Investments - 122.9%
(identified cost $1,051,436)		1,057,860

198

Other Assets and Liabilities,
Net - (22.9%)	(196,942)

Net Assets - 100.0%	860,918

See accompanying notes which are an integral part of the financial statements.

Fixed Income III Fund

199

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Australian 3 Year Bond (Australia)
expiration date 12/06 (34)	6,763	(15)
Australian 10 Year Bond (Australia)
expiration date 12/06 (18)	10,201	(8)
Euribor Futures
expiration date 06/07 (13)	3,987	(4)
Euro-Bund Futures (Germany)
expiration date 12/06 (16)	2,406	10
Eurodollar Futures (CME)
expiration date 12/06 (192)	45,425	(282)
expiration date 03/07 (267)	63,266	(216)
expiration date 06/07 (371)	88,066	60
expiration date 09/07 (590)	140,309	261
expiration date 12/07 (426)	101,436	236
expiration date 03/08 (15)	3,573	2
Euro-Schatz Bond Futures
expiration date 12/06 (30)	3,978	(7)
Three Month LIBOR Futures
expiration date 09/07 (2)	451	(1)
expiration date 12/07 (14)	3,161	(2)
expiration date 03/08 (5)	1,129	(1)
expiration date 06/08 (4)	904	(1)
expiration date 09/08 (6)	1,356	(1)
Three Month Short Sterling Interest Rate Futures (UK)
expiration date 03/07 (36)	8,121	(6)
United States Treasury
2 Year Notes
expiration date 12/06 (125)	25,551	32
United States Treasury
5 Year Notes
expiration date 12/06 (381)	40,219	174
United States Treasury
10 Year Notes
expiration date 12/06 (432)	46,751	537
expiration date 03/07 (1)	108	1
United States Treasury Bonds
expiration date 12/06 (160)	18,025	290
Short Positions
Bankers Acceptance Futures (Canada)
expiration date 03/07 (37)	7,907	4
Euro-Bobl Futures (Germany)
expiration date 12/06 (106)	14,843	(1)
Japanese 10 Year Bond (Japan)
expiration date 12/06 (12)	13,775	(33)
Long Gilt Bond (UK)
expiration date 12/06 (2)	420	46
United States Treasury
2 Year Notes
expiration date 12/06 (43)	8,789	(4)
United States Treasury
5 Year Notes
expiration date 12/06 (165)	17,418	(74)

200

United States Treasury
10 Year Notes
expiration date 12/06 (180)	19,479	(169)

Total Unrealized Appreciation (Depreciation) on
Open Futures Contracts (å)		828

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (21)	4,988	(19)
Mar 2007 94.75 Put (7)	1,658	(2)
Mar 2007 95.25 Put (8)	1,905	(10)
Swaptions
(Fund Receives/Fund Pays)
EUR Six Month LIBOR/EUR 4.100%
Jul 2007 0.00 Call (2)	2,553	(29)
EUR Six Month LIBOR/EUR 4.100%
Jul 2007 0.00 Call (1)	2,553	(32)
EUR Six Month LIBOR/EUR 4.230%
Jul 2007 0.00 Call (1)	2,553	(33)
GBP Six Month LIBOR/GBP 4.850%
Jun 2007 0.00 Call (1)	191	(2)
GBP Six Month LIBOR/GBP 4.850%
Jun 2007 0.00 Call (1)	382	(4)
GBP Six Month LIBOR/GBP
4.500%
Dec 2006 0.00 Put (1)	6,295	(53)
USD Three Month LIBOR/USD 4.850%
Dec 2006 0.00 Call (1)	3,000	(4)
USD Three Month LIBOR/USD 5.240%
Feb 2007 0.00 Call (1)	2,000	(24)
USD Three Month LIBOR/USD 5.040%
Mar 2007 0.00 Call (2)	4,000	(29)
USD Three Month LIBOR/USD 5.220%
Apr 2007 0.00 Call (1)	1,000	(13)
USD Three Month LIBOR/USD 5.320%
May 2007 0.00 Call (1)	4,400	(73)
USD Three Month LIBOR/USD 5.300%
May 2007 0.00 Call (1)	4,000	(66)
USD Three Month LIBOR/USD 5.330%
Jun 2007 0.00 Call (1)	1,000	(18)
USD Three Month LIBOR/USD 5.340%
Jun 2007 0.00 Call (1)	4,000	(77)
USD Three Month LIBOR/USD 5.600%
Jun 2007 0.00 Call (1)	3,000	—
USD Three Month LIBOR/USD 5.500%
Jul 2007 0.00 Call (1)	2,200	(66)
USD Three Month LIBOR/USD 5.370%
Jul 2007 0.00 Call (1)	10,000	(202)
USD Six Month LIBOR/USD 4.950%
Jul 2007 0.00 Call (1)	2,200	(24)
USD Six Month LIBOR/USD 5.010%
Oct 2007 0.00 Call (1)	3,000	(40)
United States Treasury Bonds
Nov 2006 111.00 Call (25)	2,775	(43)
Nov 2006 104.00 Put (25)	2,600	—

201

United States Treasury Notes
2 Year Futures
Nov 2006 101.75 Put (297)	60,440	(10)
10 Year Futures
Nov 2006 109.00 Call (3)	327	—
Nov 2006 106.00 Put (3)	318	—

Total Liability for Options Written
(premiums received $654)		(873)

Foreign Currency Exchange Contracts

Amount Sold	Amount Bought	Settlement Date	Unrealized Appreciation (Depreciation) $
USD 730	AUD 948	11/02/06	4
USD 820	AUD 1,091	12/20/06	23
USD 1,793	AUD 2,348	12/20/06	23
USD 2,436	AUD 3,187	12/20/06	28
USD 554	CAD 624	11/02/06	2
USD 312	CAD 355	11/30/06	5
USD 888	CAD 988	12/20/06	(7)
USD 210	CNY 1,625	03/19/07	(1)
USD 889	EUR 698	11/01/06	2
USD 54	EUR 42	11/02/06	—
USD 83	EUR 65	11/02/06	—
USD 135	EUR 105	11/02/06	(1)
USD 141	EUR 110	11/02/06	—
USD 141	EUR 110	11/02/06	(1)
USD 152	EUR 118	11/02/06	(1)
USD 161	EUR 125	11/02/06	(1)
USD 200	EUR 155	11/02/06	(2)
USD 201	EUR 155	11/02/06	(3)
USD 217	EUR 171	11/02/06	1
USD 245	EUR 190	11/02/06	(3)
USD 238	EUR 186	12/06/06	—
USD 1,777	EUR 1,395	12/20/06	9
USD 1,792	EUR 1,423	12/20/06	30
USD 243	EUR 190	02/02/07	1
USD 434	EUR 340	03/23/07	3
USD 763	GBP 401	11/02/06	2
USD 240	GBP 129	11/30/06	6
USD 888	GBP 468	12/20/06	5
USD 2,879	GBP 1,534	12/20/06	49
USD 2,902	GBP 1,534	12/20/06	26
USD 3	JPY 355	11/02/06	—
USD 91	JPY 10,615	11/02/06	—
USD 104	JPY 11,930	11/02/06	(2)
USD 167	JPY 19,001	11/02/06	(5)
USD 188	JPY 21,625	11/02/06	(3)
USD 189	JPY 21,505	11/02/06	(5)
USD 220	JPY 24,898	11/02/06	(7)
USD 241	JPY 28,430	11/02/06	2
USD 678	JPY 76,721	11/02/06	(22)
USD 1,002	JPY 113,434	11/02/06	(32)
USD 2,195	JPY 250,019	11/15/06	(53)
USD 2,201	JPY 250,018	11/15/06	(54)

202

USD 2,021	JPY 234,000	12/06/06	(10)
USD 501	JPY 58,000	12/20/06	(2)
USD 889	JPY 103,847	12/20/06	5
USD 2,120	JPY 246,400	12/20/06	2
USD 247	JPY 28,430	02/02/07	—
USD 733	JPY 84,623	02/02/07	—
USD 1,015	JPY 116,967	02/02/07	(2)
USD 570	NOK 3,695	12/20/06	(3)
USD 896	NOK 5,990	12/20/06	23
USD 184	NZD 275	11/02/06	—
USD 888	NZD 1,363	12/20/06	23
USD 896	NZD 1,361	12/20/06	14
USD 168	PLN 509	11/02/06	—
USD 435	SEK 3,138	11/02/06	—
USD 888	SEK 6,453	12/20/06	9
USD 1,620	SEK 11,729	12/20/06	11
USD 153	SEK 1,099	12/21/06	—
USD 79	SGD 125	11/27/06	1
USD 77	TWD 2,493	11/22/06	(2)
AUD 948	USD 725	11/02/06	(10)
AUD 1,176	USD 883	12/20/06	(26)
AUD 1,193	USD 889	12/20/06	(34)
AUD 1,195	USD 888	12/20/06	(36)
AUD 948	USD 728	02/02/07	(4)
BRL 3,955	USD 1,797	02/02/07	(18)
CAD 624	USD 553	11/02/06	(2)
CAD 915	USD 820	12/20/06	3
CAD 929	USD 841	12/20/06	12
CAD 624	USD 556	02/02/07	(2)
CHF 1,130	USD 896	12/20/06	(18)
CHF 3,179	USD 2,579	12/20/06	7
EUR 105	USD 135	11/02/06	1
EUR 110	USD 141	11/02/06	1
EUR 110	USD 141	11/02/06	1
EUR 155	USD 200	11/02/06	2
EUR 155	USD 200	11/02/06	2
EUR 160	USD 201	11/02/06	(3)
EUR 171	USD 220	11/02/06	2
EUR 190	USD 242	11/02/06	(1)
EUR 190	USD 246	11/02/06	4
EUR 1,658	USD 2,136	12/06/06	16
EUR 699	USD 891	12/08/06	(3)
EUR 811	USD 1,034	12/08/06	(3)
EUR 697	USD 888	12/20/06	(4)
EUR 1,312	USD 1,677	12/20/06	(4)
EUR 1,411	USD 1,793	12/20/06	(14)
EUR 1,425	USD 1,792	12/20/06	(33)
EUR 42	USD 54	02/02/07	—
GBP 401	USD 755	11/02/06	(10)
GBP 482	USD 896	12/20/06	(25)
GBP 401	USD 763	02/02/07	(2)
JPY 9,810	USD 84	11/02/06	—
JPY 19,001	USD 168	11/02/06	6
JPY 21,505	USD 189	11/02/06	5
JPY 25,253	USD 217	11/02/06	1
JPY 28,430	USD 244	11/02/06	—
JPY 84,623	USD 723	11/02/06	—

203

JPY 139,892	USD 1,199	11/02/06	2
JPY 26,000	USD 224	12/06/06	—
JPY 54,300	USD 471	12/20/06	3
JPY 102,873	USD 888	12/20/06	2
JPY 215,243	USD 1,852	12/20/06	(2)
JPY 218,504	USD 1,881	12/20/06	—
JPY 218,504	USD 1,882	12/20/06	1
NOK 11,627	USD 1,777	12/20/06	(7)
NZD 275	USD 170	11/02/06	(15)
NZD 1,285	USD 820	12/20/06	(39)
NZD 3,829	USD 2,462	12/20/06	(98)
NZD 275	USD 183	02/02/07	—
PLN 19	USD 6	11/01/06	—
PLN 509	USD 166	11/02/06	(1)
PLN 509	USD 168	02/02/07	—
SEK 1,010	USD 140	11/02/06	—
SEK 2,128	USD 297	11/02/06	2
SEK 6,415	USD 888	12/20/06	(4)
SEK 6,562	USD 896	12/20/06	(15)
SEK 3,138	USD 437	02/02/07	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts			(273)

Index Swap Contracts

Fund Receives Underlying Security	Counter Party	Notional Amount $	Fund Pays Floating Rate	Termination Date	Unrealized Appreciation (Depreciation) $
CMBS AAA			1 Month LIBOR
10 Yr. Index	Citibank	1,750	plus 0.235%	03/31/07	(73)
CMBS AAA			1 Month LIBOR
10 Yr. Index	Goldman Sachs	1,250	plus 0.030%	09/28/07	(52)
			Turkish Overnight
			Index Tuibon
Goldman Sachs Total Return	Citibank	5,277	plus 0.750%	07/17/08	(12)
Lehman Brothers			1 Month USD LIBOR
CMBS Index - AAA	Goldman Sachs	2,240	plus 0.050%	02/01/07	33

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts					(104)

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Bank of America	USD 5,500	5.600%	Three Month LIBOR	12/21/09	92
Bank of America	USD 5,200	5.600%	Three Month LIBOR	12/21/09	68
Bank of America	USD 12,100	5.470%	Three Month LIBOR	06/14/11	382
Bank of America	USD 10,500	5.650%	Three Month LIBOR	12/20/13	351
Bank of America	USD 4,000	5.500%	Three Month LIBOR	06/14/16	183
Bank of America	USD 2,500	5.630%	Three Month LIBOR	06/16/36	175
Barclays Bank PLC	EUR 7,150	4.250%	Six Month LIBOR	07/20/16	244
Barclays Bank PLC	EUR 600	4.300%	Six Month LIBOR	12/20/16	21
Barclays Bank PLC	EUR 800	Six Month LIBOR	4.300%	12/20/16	(27)
Barclays Bank PLC	EUR 1,250	4.550%	Six Month LIBOR	12/22/36	132
Barclays Bank PLC	EUR 450	Six Month LIBOR	4.550% Fixed	12/22/36	(47)
Barclays Bank PLC	GBP 7,600	5.000%	Six Month LIBOR	06/15/07	(14)
Barclays Bank PLC	GBP 1,350	5.000%	Six Month LIBOR	12/20/16	20
Barclays Bank PLC	GBP 320	4.550%	Six Month LIBOR	12/22/36	24
Barclays Bank PLC	GBP 930	Six Month LIBOR	4.550% Fixed	12/22/36	(56)
Barclays Bank PLC	JPY 800,000	Six Month LIBOR	1.55% Fixed	12/20/11	53
Barclays Bank PLC	JPY 220,000	2.100%	Six Month LIBOR	12/20/16	31
Barclays Bank PLC	JPY 218,000	2.100%	Six Month LIBOR	12/20/16	22

204

Barclays Bank PLC	SEK 66,000	Three Month LIBOR	4.323%	07/20/16	(431)
Barclays Bank PLC	SEK 5,600	Three Month LIBOR	4.350% Fixed	12/20/16	(8)
Barclays Bank PLC	USD 8,700	5.000%	Three Month LIBOR	12/20/08	(6)
Barclays Bank PLC	USD 600	5.000%	Three Month LIBOR	12/20/11	(1)
BNP Paribas	EUR 900	2.090%	Consumer Price Index (France)	10/15/10	12
Credit Suisse First Boston	EUR 25,270	Six Month LIBOR	3.959% Fixed	11/24/08	(42)
Credit Suisse First Boston	EUR 28,050	4.078%	Six Month LIBOR	11/22/11	329
Credit Suisse First Boston	EUR 650	4.300%	Six Month LIBOR	12/20/16	22
Credit Suisse First Boston	EUR 8,710	Six Month LIBOR	4.412% Fixed	11/22/21	(458)
Credit Suisse First Boston	EUR 600	Six Month LIBOR	4.550% Fixed	12/22/36	(63)
Credit Suisse First Boston	GBP 450	Six Month LIBOR	5.100%	12/20/11	2
Credit Suisse First Boston	GBP 1,583	Six Month LIBOR	5.000%	12/20/16	(23)
Credit Suisse First Boston	GBP 430	4.550%	Six Month LIBOR	12/22/36	32
Credit Suisse First Boston	SEK 6,000	Three Month LIBOR	4.350%	12/20/16	(16)
Credit Suisse First Boston	SEK 6,000	Three Month LIBOR	4.350% Fixed	12/20/16	18
Credit Suisse First Boston	USD 1,200	5.820%	Three Month LIBOR	09/22/36	98
Deutsche Bank	USD 11,400	5.600%	Three Month LIBOR	12/20/11	224
Deutsche Bank	USD 8,500	5.650%	Three Month LIBOR	12/20/13	225
Goldman Sachs	USD 200	5.000%	Three Month LIBOR	12/20/36	(8)
JP Morgan	GBP 1,700	4.950%	Six Month LIBOR	12/22/08	(23)
JP Morgan	GBP 750	Six Month LIBOR	4.55% Fixed	12/22/36	(57)
Lehman Brothers	EUR 800	Six Month LIBOR	4.300%	12/20/16	(28)
Lehman Brothers	GBP 1,700	Six Month LIBOR	4.950%	12/22/08	(23)
Lehman Brothers	GBP 4,100	4.500%	Six Month LIBOR	09/20/09	(107)
Lehman Brothers	GBP 580	5.000%	Six Month LIBOR	12/20/16	9
Merrill Lynch	GBP 5,600	4.500%	Six Month LIBOR	09/20/09	(146)
Merrill Lynch	GBP 100	4.000%	Six Month LIBOR	12/15/35	(3)
Morgan Stanley	EUR 900	6.000%	Six Month LIBOR	06/18/34	208
Royal Bank of Scotland	GBP 740	4.550%	Six Month LIBOR	12/22/36	56
Royal Bank of Scotland	JPY 447,000	Six Month LIBOR	1.850%	12/20/13	(55)
Royal Bank of Scotland	USD 1,120	Three Month LIBOR	5.750%	12/22/36	(82)
			Mexico Interbank 28
Salomon Smith Barney	MXN 63,000	8.100%	Day Deposit Rate	07/04/08	55
			Mexico Interbank 28
Salomon Smith Barney	MXN 40,630	7.820%	Day Deposit Rate	09/25/08	9

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $786					1,373

205

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
American International Group	JP Morgan	1,100	0.050%	12/20/07	—
Brazilian Government International Bond	Salomon Smith Barney	1,500	1.500%	8/22/11	20
Brazilian Government International Bond	Lehman Brothers	1,400	1.980%	3/20/16	20
Core Investment Grade Bond	Bear Stearns	9,000	0.400%	12/20/11	(11)
Core Investment Grade Bond	Bank of America	9,000	0.650%	12/20/16	(38)
Dow Jones CDX High Volatility 5 Index	Goldman Sachs	1,000	0.850%	12/20/10	7
Dow Jones CDX High Volatility Index	UBS	5,000	0.900%	6/20/10	43
Ford Motor Credit Co.	UBS	300	2.500%	12/20/06	2
Ford Motor Credit Co.	JP Morgan	100	2.000%	3/20/07	1
Mexico Government International Bond	JP Morgan	200	0.920%	3/20/16	3
Russia International Government Bond	Morgan Stanley	100	0.460%	6/20/07	—
SoftBank Corp.	Deutsche Bank	16,000	2.300%	9/20/07	41

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($112)					88

206

Russell Investment Company

Fixed Income III Fund

Presentation of Portfolio Holdings - October 31, 2006 (Unaudited)

Categories	% of Net Assets
Asset-Backed Securities	6.9
Corporate Bonds and Notes	16.1
International Debt	5.2
Loan Agreements	0.8
Mortgage-Backed Securities	42.4
Municipal Bonds	0.3
Non-US Bonds	0.9
United States Government Agencies	4.8
United States Government Treasuries	8.0
Common Stocks	0.1
Preferred Stocks	0.3
Warrants & Rights	—	*
Options Purchased	0.1
Short Term Investments	24.7
Other Securities	12.3

Total Investments	122.9
Other Assets and Liabilities, Net	(22.9)

	100.0

Futures Contracts	0.1
Options Written	(0.1)
Foreign Currency Exchange Contracts	(—	*)
Index Swap Contracts	(—	*)
Interest Rate Swap Contracts	0.1
Credit Default Swaps	—	*

*	Less than .05% of net assets.

207

Russell Investment Company

Emerging Markets Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Emerging Markets Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	33.04%
5 Years	27.92	%§
10 Years	7.48	%§

Emerging Markets Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	32.64%
5 Years	27.68	%§
10 Years	7.30	%§

Emerging Markets Fund - Class C ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	31.63%
5 Years	26.80	%§
10 Years	6.70	%§

MSCI Emerging Markets Free Index**

Periods Ended 10/31/06	Total Return
1 Year	35.00%
5 Years	28.11	%§
10 Years	N/A

Emerging Markets Fund

208

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Emerging Markets Fund Class S, Class E and Class C Shares gained 33.04%, 32.64% and 31.63%, respectively. This compared to the MSCI Emerging Markets Free Index(SM), which gained 35.00% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Emerging Markets Funds Average returned 34.38%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s underperformance during this period was primarily driven by a weak second quarter of 2006 when three of the largest countries to which the Fund was overweight (Turkey, South Africa and Brazil) had large negative returns. More generally, over the fiscal year, the Fund’s underweight to India and China and weak stock selection in Korea and India detracted from performance.

During the year, the Fund had a relatively neutral position to the top two performing emerging market sectors, industrials and financial services. Stock selection within the financial services sector was a significant positive. Energy was the third best performing sector, which was boosted by strong oil prices throughout the year. On average the Fund had a significant overweight to energy stocks and this was a large contributor to the Fund’s performance. The Fund’s underweight to health care was also a positive contributor to performance, as this small sector, which is dominated by Teva Pharmaceuticals, significantly underperformed.

Overall sector allocation was positive. However stock selection detracted from performance, especially in consumer discretionary and telecommunications sectors. In terms of countries, the underweight to Israel, which is dominated by the health care stock, Teva Pharmaceuticals, an overweight to Indonesia, as well as good stock selection in Brazil, were the main positive contributors to Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The market environment during the fiscal period was generally a difficult one for the investment strategies employed in the Fund. Of the four money managers that were in the Fund for the full 12 month period, only Arrowstreet Capital, L.P. produced a positive return. T. Rowe Price International, Inc. and AllianceBernstein L.P. both significantly underperformed the benchmark with Genesis Asset Managers Limited marginally underperforming. The aggregate performance of Wells Capital Management Inc., who was terminated in the second quarter of 2006, and Harding Loevner Management, L.P., the latest addition to the Fund, contributed most positively to Fund performance.

Wells Capital Management Inc. made the largest positive contribution to Fund performance, primarily driven by a strong first quarter in 2006, when its large overweight position in energy and technology stocks added to returns.

T. Rowe Price had an extremely difficult second quarter of 2006 as it was overweight in many of the countries that did well in 2005, such as Egypt, Turkey and South Africa. These were some of the markets that underperformed the most over the second quarter, with Turkey and South Africa in particular suffering from sharp depreciation in their currencies. T. Rowe Price’s performance improved after the second quarter of 2006.

Genesis Asset Managers, LLP struggled in this period because of weak stock selection in India largely due to its overweight to health care.

In the global sell-off in the second quarter, the emerging markets asset class was hit hard. Arrowstreet, a quantitative manager, held up well in this environment, but it underperformed significantly in the third quarter when there was a sell-off in the materials sector.

209

Arrowstreet’s performance was fairly volatile over the fiscal year, but it finished ahead of its benchmark.

AllianceBernstein was behind its benchmark during this period. Its portfolio suffered following a very strong period of performance during the last five year period in which it had been the strongest performing money manager in the Fund.

Harding, Loevner Management, L.P. performed well since it was added to the Fund at the end of June. Its focus on companies that it believes exhibit quality fundamentals led to strong stock selection in the financial services sector.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2006, Wells Capital Management was replaced with Harding Loevner. Harding Loevner is a market-oriented money manager with a bottom-up focus that emphasizes companies it believes have high quality characteristics across a broad universe of emerging markets.

Money Managers as of October 31, 2006	Styles
AllianceBernstein, L.P.	Value
Arrowstreet Capital, L.P.	Market-Oriented
Genesis Asset Managers, LLP	Market-Oriented
Harding Loevner Management, L.P.	Market-Oriented
T. Rowe Price International, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

**	The Morgan Stanley Capital International Emerging Markets Free Index (net) is a market capitalization-weighted Index of over 850 stocks traded in 22 world markets.

***	The Morgan Stanley Capital International Emerging Markets Free Index (net) was linked to the Morgan Stanley Capital International Emerging Markets Free Index (gross) as of December 31, 1998.

‡‡	The Fund first issued Class E Shares on September 22, 1998. The returns shown for Class E Shares prior to September 22, 1998 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, returns for that period would have been lower.

‡‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to September 21, 1998, and the performance of the Fund’s Class E Shares from September 22, 1998 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

210

Russell Investment Company

Emerging Markets Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$961.00	$1,011.64
Expenses Paid During Period*	$13.30	$13.64

*	Expenses are equal to the Fund’s annualized expense ratio of 2.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

211

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$964.30	$1,015.48
Expenses Paid During Period*	$9.56	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$966.10	$1,016.69
Expenses Paid During Period*	$8.38	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Russell Investment Company

Emerging Markets Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 89.1%
Austria - 0.1%
Raiffeisen International Bank Holding AG	8,900	1,018

Bermuda - 0.4%
Brilliance China Automotive Holdings, Ltd. (Æ)	338,000	52
Credicorp, Ltd. (Ñ)	73,409	3,098
Shangri-La Asia, Ltd.	492,000	1,068

		4,218

Brazil - 7.8%
All America Latina Logistica SA	230,000	2,008
Banco do Brasil SA	253,000	6,136
Banco Itau Holding Financeira SA - ADR	82,700	2,746
Brasil Telecom Participacoes SA - ADR	65,400	2,189
Centrais Eletricas Brasileiras SA	151,505,400	3,191
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	78,400	2,342
Cia de Bebidas das Americas - ADR	31,400	1,371
Cia de Saneamento Basico do Estado de Sao Paulo	45,960,000	5,526
Cia Siderurgica Nacional SA	95,533	2,967
Cia Vale do Rio Doce - ADR	402,200	8,736
Cia Vale do Rio Doce - ADR (Ñ)	173,800	4,421

212

Companhia de Saneamento de Minas Gerais (Æ)	72,000	671
Cyrela Brazil Realty SA	66,500	1,354
EDP - Energias do Brasil SA	104,500	1,439
Empresa Brasileira de Aeronautica SA – ADR (Ñ)	20,400	849
Gerdau SA	7,300	91
Gerdau SA - ADR (Ñ)	498,800	7,367
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	69,000	2,149
Lojas Renner SA	7,500	94
Natura Cosmeticos SA	306,500	4,222
Perdigao SA	100,309	1,169
Petroleo Brasileiro SA	134,656	2,980
Petroleo Brasileiro SA - ADR (Æ)	75,100	6,080
Petroleo Brasileiro SA - ADR (Æ)(Ñ)	67,125	5,958
Souza Cruz SA	2,400	37
Tele Norte Leste Participacoes SA	42,906	1,278
Tele Norte Leste Participacoes SA - ADR (Ñ)	263,000	3,806
Unibanco - Uniao de Bancos Brasileiros SA (Æ)	350,300	2,773
Unibanco - Uniao de Bancos Brasileiros SA - ADR	83,700	6,591

		90,541

Canada - 0.2%
First Quantum Minerals, Ltd.	30,800	1,760

Cayman Islands - 0.8%
Agile Property Holdings, Ltd.	998,000	883
ASM Pacific Technology	268,000	1,391
China Resources Land, Ltd.	396,000	316
Himax Technologies, Inc. - ADR (Æ)	109,600	698
Hutchison Telecommunications International, Ltd. (Æ)	727,000	1,400
Kingboard Chemical Holdings, Ltd.	261,500	930
Luen Thai Holdings, Ltd.	1,407,000	244
Semiconductor Manufacturing International Corp. (Æ)	5,583,000	653
Shui On Land, Ltd. (Æ)	818,000	631
Sina Corp./China (Æ)(Ñ)	34,100	877
Solomon Systech International, Ltd.	3,594,900	629
Tencent Holdings, Ltd.	430,000	1,027

		9,679

Chile - 0.5%
Banco de Credito e Inversiones	46,400	1,298
Banco Santander Chile SA - ADR	31,500	1,519
Coca-Cola Embonor SA - ADR	97,500	938
Embotelladora Andina SA - ADR	62,100	966
Lan Airlines SA - ADR (Ñ)	16,800	725

		5,446

China - 5.8%
Aluminum Corp. of China, Ltd. Class H	1,132,000	790
Angang Steel Co., Ltd. Class H	290,000	296
Anhui Conch Cement Co., Ltd. Class H	820,000	1,824
Bank of Communications Co., Ltd. Class H	970,000	728
Beijing Capital International Airport Co., Ltd. Class H	302,000	194
China COSCO Holdings Co., Ltd. Class H	2,011,000	936
China International Marine Containers Co., Ltd.
Class B	350,330	493
China Life Insurance Co., Ltd. Class H	1,720,000	3,623
China Merchants Bank Co., Ltd. (Æ)	138,000	215
China Petroleum & Chemical Corp. - ADR (Ñ)	53,160	3,688
China Petroleum & Chemical Corp. Class H	13,559,254	9,415
China Shenhua Energy Co., Ltd.	3,186,700	5,605
China Shipping Container Lines Co., Ltd. Class H	1,309,000	318

213

China Shipping Development Co., Ltd. Class H	928,000	1,010
China Telecom Corp., Ltd. Class H	9,281,000	3,497
Datang International Power Generation Co., Ltd. Class H	1,782,000	1,510
Guangzhou R&F Properties Co., Ltd.	662,400	1,082
Industrial & Commercial Bank of China (Æ)	4,665,000	2,087
Jiangsu Express Class H	2,586,400	1,523
Jiangxi Copper Co., Ltd. Class H	527,000	573
Maanshan Iron & Steel Class H	3,203,600	1,273
PetroChina Co., Ltd. - ADR	21,663	2,391
PetroChina Co., Ltd. Class H	14,067,176	15,501
PICC Property & Casualty Co., Ltd. Class H	574,000	205
Ping An Insurance Group Co. of China, Ltd. Class H	1,051,100	3,656
Shanghai Forte Land Co., Ltd. Class H	1,970,000	869
Shenzhen Expressway Co., Ltd. Class H	270,000	152
Sinopec Shanghai Petrochemical Co., Ltd. Class H	2,519,000	1,069
Sinopec Yizheng Chemical Fibre Co., Ltd. Class H	628,000	120
Weiqiao Textile Co. Class H	279,500	384
Yanzhou Coal Mining Co., Ltd. Class H	3,008,000	1,973
ZTE Corp. Class H	216,700	803

		67,803

Colombia - 0.6%
BanColombia SA	309,722	2,306
BanColombia SA - ADR (Ñ)	136,953	4,186

		6,492

Czech Republic - 0.0%
Philip Morris CR	276	146

Egypt - 1.9%
Commercial International Bank	93,384	848
Egyptian Co. for Mobile Services	129,940	3,603
Orascom Construction Industries	202,836	8,773
Orascom Construction Industries - GDR (Æ)	37,000	3,230
Orascom Telecom Holding SAE	57,340	3,242
Orascom Telecom Holding SAE - GDR	46,600	2,623

		22,319

Hong Kong - 1.4%
Beijing Enterprises Holdings, Ltd.	810,000	1,625
China Insurance International Holdings Co., Ltd.	1,822,000	1,570
China Merchants Holdings International Co., Ltd.	469,000	1,372
China Mobile, Ltd.	7,500	61
China Mobile, Ltd. - ADR (Ñ)	79,300	3,234
China Netcom Group Corp. Hong Kong, Ltd.	1,762,000	3,131
China Overseas Land & Investment, Ltd.	196,000	179
China Resources Enterprise	634,000	1,469
Citic Pacific, Ltd.	39,000	120
Guangzhou Investment Co., Ltd.	1,616,000	312
Shenzhen Investment, Ltd.	278,000	109
Techtronic Industries Co.	1,340,400	1,899
Travelsky Technology, Ltd. Class H	200,000	262
Wumart Stores, Inc. (Æ)	635,200	592

		15,935

Hungary - 1.3%
Magyar Telekom Telecommunications PLC	639,491	2,975
MOL Hungarian Oil and Gas PLC	77,900	7,745
MOL Hungarian Oil and Gas PLC - ADR	30,100	3,003
Richter Gedeon Nyrt. (Ñ)	6,400	1,342

		15,065

India - 5.6%

214

Allahabad Bank	243,535	504
Andhra Bank	429,000	887
Arvind Mills, Ltd.	292,400	403
Bajaj Auto, Ltd.	41,500	2,533
Bank of Baroda	220,000	1,363
Bank of India	30,000	116
Bharat Heavy Electricals	29,200	1,569
Bharti Tele Ventures, Ltd. (Æ)	477,200	5,619
Chennai Petroleum Corp., Ltd.	194,660	874
Financial Technologies India, Ltd.	33,600	1,202
GAIL India, Ltd. - GDR	63,000	2,120
Gateway Distriparks, Ltd.	124,867	467
Genesis Indian Investment Co., Ltd. (Æ)	635,119	21,664
HDFC Bank, Ltd. - ADR (Ñ)	24,600	1,704
Housing Development Finance Corp.	78,100	2,539
I-Flex Solutions, Ltd.	38,900	1,310
ICICI Bank, Ltd.	135,800	2,344
Indian Overseas Bank	250,000	656
Industrial Development Bank of India, Ltd.	471,000	858
Mahanagar Telephone Nigam	12,053	38
Oil & Natural Gas Corp., Ltd.	29,920	542
Oriental Bank of Commerce	111,000	634
Petronet LNG, Ltd. (Æ)	846,900	1,037
Reliance Industries, Ltd.	50,163	1,366
State Bank of India, Ltd. - GDR	79,010	4,978
Sun TV, Ltd.	59,191	1,591
Suzlon Energy, Ltd.	107,505	3,123
Union Bank of India	118,000	340
Videocon Industries, Ltd.	137,300	1,323
Zee Telefilms, Ltd.	278,963	1,869

		65,573

Indonesia - 3.0%
Aneka Tambang Tbk PT	3,141,646	2,396
Astra Agro Lestari Tbk PT	244,789	262
Astra International Tbk PT	1,005,277	1,478
Bank Central Asia Tbk PT	207,500	106
Bank Danamon Indonesia Tbk PT	1,441,200	941
Bank Mandiri Persero Tbk PT	13,169,003	3,938
Bank Rakyat Indonesia	19,357,772	10,409
Perusahaan Gas Negara PT	1,364,000	1,707
Ramayana Lestari Sentosa Tbk PT	5,957,500	549
Telekomunikasi Indonesia Tbk PT	12,340,700	11,376
Telekomunikasi Indonesia Tbk PT - ADR	55,800	2,040

		35,202

Israel - 1.7%
Bank Hapoalim BM	974,800	4,857
Bank Leumi Le-Israel BM	1,186,500	4,907
Check Point Software Technologies (Æ)(Ñ)	233,200	4,832
Discount Investment Corp.	2,511	65
IDB Development Corp., Ltd.	6,641	206
Israel Chemicals, Ltd.	426,600	2,436
Tadiran Communications, Ltd.	13,949	531
Teva Pharmaceutical Industries, Ltd. - ADR	60,000	1,978

		19,812

Lebanon - 0.0%
Solidere - GDR	8,200	150

Luxembourg - 2.1%

215

Genesis Smaller Companies	368,184	21,778
Tenaris SA	1	—
Tenaris SA - ADR	80,565	3,109

		24,887

Malaysia - 1.0%
AirAsia BHD (Æ)	2,220,300	912
Bumiputra-Commerce Holdings BHD	2,714,742	5,128
IOI Corp. BHD	755,900	3,560
Magnum Corp. BHD	1,948,400	1,211
MK Land Holdings BHD	714,600	100
TAN Chong Motor Holdings BHD	908,000	328

		11,239

Mexico - 5.3%
Alfa SA de CV Class A (Ñ)	586,900	3,268
America Movil SA de CV
Series L	269,800	11,566
Cemex SAB de CV (Ñ)	4,163,420	12,833
Cemex SAB de CV - ADR	50,000	1,537
Corporacion Moctezuma SA de CV	365,800	850
Fomento Economico Mexicano SA de CV - ADR	31,724	3,068
Grupo Aeroportuario del Pacifico SA de CV - ADR	21,100	796
Grupo Aeroportuario del Sureste SAB de CV - ADR	15,700	596
Grupo Financiero Banorte SA de CV Class O (Ñ)	1,433,900	5,165
Grupo Mexico SAB de CV (Ñ)	631,100	2,206
Grupo Modelo SA	823,700	3,963
Grupo Televisa SA - ADR	92,392	2,280
Organizacion Soriana SAB de CV Class B (Ñ)	144,000	827
Telefonos de Mexico SA de CV Series L	80,000	2,111
Urbi Desarrollos Urbanos SA de CV (Æ)(Ñ)	1,500,600	4,599
Wal-Mart de Mexico SA de CV	1,226,700	4,274
Wal-Mart de Mexico SA de CV - ADR (Ñ)	64,900	2,246

		62,185

Netherlands - 0.5%
Pyaterochka Holding NV - GDR (Æ)	221,463	4,910
Zentiva NV	24,300	1,387

		6,297

Oman - 0.1%
Bank Muscat SAOG - GDR (Æ)	147,900	1,693

Pakistan - 1.4%
Engro Chemical Pakistan, Ltd.	1,187,300	3,551
Fauji Fertilizer Co., Ltd.	1,895,322	3,654
ICI Pakistan, Ltd.	265,200	525
Oil & Gas Development Co., Ltd.	1,189,700	2,917
Pakistan Petroleum, Ltd.	26,000	110
Pakistan State Oil Co., Ltd.	605,500	2,995
Pakistan Telecommunication Co., Ltd.	3,025,423	2,225

		15,977

Peru - 0.0%
Cia de Minas Buenaventura SA - ADR	13,448	348

Philippines - 0.5%
Globe Telecom, Inc.	92,090	2,070
Philippine Long Distance Telephone Co.	46,000	2,178
Philippine Long Distance Telephone Co. – ADR (Ñ)	41,300	1,966

		6,214

Poland - 0.4%
Bank Pekao SA	22,600	1,525
KGHM Polska Miedz SA	43,073	1,556

216

Polski Koncern Naftowy Orlen	104,483	1,655

		4,736

Russia - 7.1%
Kalina	5,400	232
LUKOIL - ADR	338,617	27,360
Magnit OAO (Æ)	52,100	1,699
Mechel OAO - ADR (Ñ)	86,600	1,923
MMC Norilsk Nickel - ADR	35,818	5,292
Mobile Telesystems - ADR	240,200	10,588
NovaTek OAO - GDR (Å)	54,900	3,184
Novolipetsk Steel - GDR	2,270	48
OAO Gazprom	250,000	2,625
OAO Gazprom - ADR (Ñ)	140,881	5,968
OAO Gazprom - ADR (Æ)	242,400	10,268
Pipe Metallurgical Co. (Æ)	90,400	539
Promstroibank St. Petersburg	696,000	1,037
RBC Information Systems (Æ)	119,459	1,278
Sberbank RF	3,185	7,166
Seventh Continent	69,600	1,827
Tatneft - ADR (Ñ)	12,532	1,138
TMK OAO - GDR (Æ)	12,800	323
Unified Energy System - GDR	801	60

		82,555

South Africa - 8.5%
ABSA Group, Ltd.	306,775	4,747
African Bank Investments, Ltd.	428,323	1,598
Alexander Forbes, Ltd. (Æ)	376,300	771
Anglo Platinum, Ltd.	7,511	806
AngloGold Ashanti, Ltd.	22,600	959
AngloGold Ashanti, Ltd. - ADR	28,134	1,198
Aspen Pharmacare Holdings, Ltd. (Æ)	497,200	2,262
Aveng, Ltd.	736,400	3,119
Barloworld, Ltd.	144,334	2,794
Bidvest Group, Ltd.	101,500	1,681
Consol, Ltd.	668,500	1,434
DataTec, Ltd.	270,000	1,092
Edgars Consolidated Stores, Ltd.	542,200	2,702
FirstRand, Ltd.	625,851	1,637
Foschini, Ltd.	230,486	1,658
Impala Platinum Holdings, Ltd.	43,239	7,602
Investec, Ltd.	207,730	2,087
JD Group, Ltd.	175,701	1,830
Lewis Group, Ltd.	20,097	153
Massmart Holdings, Ltd.	96,500	777
Medi-Clinic Corp., Ltd.	66,563	194
Metropolitan Holdings, Ltd.	414,744	724
Mittal Steel South Africa, Ltd.	35,835	428
MTN Group, Ltd.	345,300	3,141
Murray & Roberts Holdings, Ltd.	135,600	700
Nampak, Ltd.	79,926	209
Naspers, Ltd. Class N	216,208	3,913
Network Healthcare Holdings, Ltd. (Æ)	1,165,000	1,977
Pick’n Pay Stores, Ltd.	173,454	711
Pretoria Portland Cement Co., Ltd.	31,600	1,630
Reunert, Ltd.	117,668	1,262
Sanlam, Ltd.	2,852,943	6,778
Sasol, Ltd.	439,936	15,098

217

Sasol, Ltd. - ADR (Ñ)	12,123	415
Standard Bank Group, Ltd.	1,102,072	12,941
Steinhoff International Holdings, Ltd.	788,400	2,569
Tiger Brands, Ltd.	154,518	3,209
Tongaat-Hulett Group, Ltd. (The)	3,004	39
Truworths International, Ltd.	504,128	1,766

		98,611

South Korea - 14.5%
Amorepacific Corp. (Æ)	4,724	2,447
CJ Home Shopping	15,703	1,370
Daegu Bank	15,810	262
Daelim Industrial Co.	7,688	588
Daewoo Engineering & Construction Co., Ltd.	11,820	256
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	51,600	1,659
Daum Communications Corp. (Æ)	13,918	824
Dongbu Insurance Co., Ltd.	21,870	521
GS Engineering & Construction Corp.	32,324	2,515
Hanjin Heavy Industries & Construction Co., Ltd. (Ñ)	1,760	52
Hanjin Shipping Co., Ltd. (Ñ)	104,020	2,815
Hankook Tire Co., Ltd. (Ñ)	315,997	4,561
Hanwha Chem Corp. (Ñ)	157,670	1,774
Honam Petrochemical Corp. (Ñ)	41,100	2,573
Hynix Semiconductor, Inc. (Æ)	48,900	1,775
Hyosung Corp. (Æ)(Ñ)	56,900	1,205
Hyundai Development Co.	31,420	1,584
Hyundai Heavy Industries	13,731	2,018
Hyundai Mipo Dockyard	9,434	1,251
Hyundai Mobis	83,250	8,128
Hyundai Motor Co. (Ñ)	49,770	4,046
Hyundai Steel Co. (Ñ)	58,620	2,081
Industrial Bank of Korea (Ñ)	237,400	4,157
KCC Corp.	11,624	3,405
Kookmin Bank (Ñ)	178,206	14,166
Kookmin Bank - ADR	28,700	2,278
Korea Electric Power Corp.	245,510	9,484
Korea Electric Power Corp. - ADR (Ñ)	35,100	694
Korea Investment Holdings Co., Ltd.	39,850	1,903
Korean Air Lines Co., Ltd.	31,980	1,137
KT Corp.	80,670	3,660
KT Corp. - ADR	17,100	383
KT&G Corp.	41,537	2,566
LG Household & Health Care, Ltd.	20,740	1,915
LG International Corp.	3,160	72
LG.Philips LCD Co., Ltd. (Æ)	27,000	860
LIG Non-Life Insurance Co., Ltd. (Ñ)	35,500	529
Lotte Shopping Co., Ltd.	4,832	1,831
LS Cable, Ltd.	6,300	265
Orion Corp.	5,325	1,441
Pacific Corp.	1,863	259
Poongsan Corp.	56,600	1,246
POSCO (Ñ)	33,581	9,320
Samsung Corp.	123,110	4,109
Samsung Electronics Co., Ltd. (Ñ)	23,827	15,451
Samsung Electronics Co., Ltd. - GDR (p)	19,231	6,236
Samsung Electronics Co., Ltd. - GDR	14,759	3,534
Samsung Fire & Marine Insurance Co., Ltd.	27,550	4,269
Samsung SDI Co., Ltd.	2,957	213

218

Samsung Securities Co., Ltd. (Ñ)	87,200	4,710
Shinhan Financial Group Co., Ltd.	158,370	7,303
Shinsegae Co., Ltd.	8,530	4,916
SK Corp.	57,206	4,195
SK Telecom Co., Ltd.	13,620	2,956
SK Telecom Co., Ltd. - ADR	14,700	354
STX Shipbuilding Co., Ltd.	68,300	1,047
Tae Young Corp. (Ñ)	11,339	674
Woori Finance Holdings Co., Ltd. (Ñ)	130,090	2,782

		168,625

Taiwan - 9.3%
Acer, Inc.	1,112,514	2,017
Advantech Co., Ltd.	1,072,948	2,987
Asia Cement Corp.	1,385,640	1,131
AU Optronics Corp.	1,845,280	2,485
AU Optronics Corp. - ADR	127,617	1,733
Basso Industry Corp.	19,751	22
Benq Corp. (Æ)	2,016,000	1,000
Cathay Financial Holding Co., Ltd.	575,245	1,115
Chang Hwa Commercial Bank	468,000	291
China Steel Corp.	4,324,920	3,823
China Steel Corp. - GDR	39,574	699
Chunghwa Picture Tubes, Ltd.	480,000	92
Chunghwa Telecom Co., Ltd.	37,120	64
Chunghwa Telecom Co., Ltd. - ADR	9,304	170
CMC Magnetics Corp.	6,621,000	1,971
Compal Electronics, Inc.	2,170,892	1,818
Compal Electronics, Inc. - GDR	189,071	824
D-Link Corp.	401,600	446
Delta Electronics, Inc.	1,107,850	3,131
Elitegroup Computer Systems	313,140	161
Evergreen Marine Corp.	810,870	466
Far Eastern Textile Co., Ltd.	1,348,995	1,022
Far EasTone Telecommunications Co., Ltd.	924,000	1,056
Faraday Technology Corp.	317,987	453
First Financial Holding Co., Ltd.	3,291,300	2,256
Foxconn Technology Co., Ltd.	213,900	2,087
Gigabyte Technology Co., Ltd.	1,150,718	834
HannStar Display Corp. (Æ)	907,000	136
High Tech Computer Corp.	281,800	6,989
HON HAI Precision Industry Co., Ltd.	1,596,372	10,343
Macronix International (Æ)	3,242,086	1,092
MediaTek, Inc.	565,200	5,514
Mega Financial Holding Co., Ltd.	5,595,000	3,944
Micro-Star International Co., Ltd.	85,470	46
Mitac International	1,435,935	1,502
Nan Ya Plastics Corp.	770,710	1,112
Phoenixtec Power Co., Ltd.	565,629	596
POU Chen Corp.	648,000	555
Powerchip Semiconductor Corp.	1	—
Powertech Technology, Inc.	261,000	751
Quanta Computer, Inc.	741,710	1,099
Realtek Semiconductor Corp.	560,000	744
Ritek Corp.	2,653,161	634
Siliconware Precision Industries Co.	3,310,625	4,200
Systex Corp.	194,000	54
Taiwan Cement Corp.	673,357	531

219

Taiwan Fertilizer Co., Ltd.	63,000	102
Taiwan Mobile Co., Ltd.	2,509,520	2,505
Taiwan Semiconductor Manufacturing Co., Ltd.	10,875,984	19,945
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (Ñ)	120,222	1,166
Teco Electric and Machinery Co., Ltd.	1,415,000	553
U-Ming Marine Transport Corp.	715,000	837
Uni-President Enterprises Corp.	2,601,000	2,315
United Microelectronics Corp.	5,398,935	3,011
Vanguard International Semiconductor Corp.	1,965,947	1,318
Wintek Corp.	797,630	679
Yieh Phui Enterprise	807,430	325
Yuanta Core Pacific Securities Co.	1,508,000	1,056
Zyxel Communications Corp.	856,118	973

		108,781

Thailand - 2.0%
Airports of Thailand PCL (Ñ)	1,742,300	3,087
Bank of Ayudhya PCL	6,588,900	3,430
Charoen Pokphand Foods PCL	4,318,500	584
CP 7-Eleven PCL	5,297,700	931
Glow Energy PCL	942,500	790
Kasikornbank PCL	898,200	1,689
Precious Shipping PCL	117,300	139
PTT Chemical PCL	943,579	1,993
PTT Exploration & Production PCL	563,400	1,674
PTT PCL	509,000	3,080
Rayong Refinery PCL (Æ)	960,000	505
Regional Container Lines PCL	962,600	601
Siam City Bank PCL	178,400	104
Siam City Cement PCL	25,000	168
Siam Commercial Bank PCL	975,500	1,728
Thai Beverage PCL	13,966,900	2,602

		23,105

Turkey - 3.1%
Akcansa Cimento AS	75,895	411
Anadolu Efes Biracilik Ve Malt Sanayii AS	186,030	5,106
Arcelik	168,400	1,080
BIM Birlesik Magazalar AS	9,500	420
Cimsa Cimento Sanayi VE Tica	263,875	1,621
Eregli Demir ve Celik Fabrikalari TAS	504,954	2,911
Ford Otomotiv Sanayi AS	143,300	1,013
Hurriyet Gazetecilik AS	461,300	1,323
Ihlas Holding AS	816,246	325
Migros Turk TAS	230,523	2,658
Trakya Cam Sanayi AS	311,452	872
Tupras Turkiye Petrol Rafine	294,407	4,889
Turk Hava Yollari (Æ)	111,952	503
Turkcell Iletisim Hizmet AS	78,249	422
Turkiye Garanti Bankasi AS	726,000	2,665
Turkiye Is Bankasi Class C	777,280	5,041
Turkiye Vakiflar Bankasi Tao Class D	240,900	1,265
Vestel Elektronik Sanayi ve Ticaret AS (Æ)	114,575	303
Yapi ve Kredi Bankasi (Æ)	1,458,077	2,802

		35,630

United Kingdom - 1.5%
Anglo American PLC	244,845	11,135
Astro All Asia Networks PLC	870,300	1,187
Hikma Pharmaceuticals PLC	176,600	1,359

220

Kazakhmys PLC	55,800	1,278
Old Mutual PLC	2,300	7
SABMiller PLC	111,500	2,169

		17,135

United States - 0.7%
CTC Media, Inc. (Æ)(Ñ)	55,700	1,352
Southern Copper Corp. (Ñ)	137,710	7,076
WNS Holdings, Ltd. - ADR (Æ)	10,800	321

		8,749

Venezuela - 0.0%
Cia Anonima Nacional Telefonos de Venezuela -
CANTV - ADR (Ñ)	24,542	477
Siderurgica Venezolana Sivensa SACA (Æ)	1,306,495	44

		521

Zimbabwe - 0.0%
Delta Corp., Ltd.	1,322,627	294

Total Common Stocks
(cost $727,324)		1,038,741

Preferred Stocks - 5.3%
Brazil - 4.2%
Banco Bradesco SA	137,900	4,900
Banco Itau Holding Financeira SA	167,910	5,528
Braskem SA	419,235	2,966
Centrais Eletricas Brasileiras SA	212,816,500	4,263
Cia Brasileira de Distribuicao Grupo Pao de Acucar	39,980,000	1,195
Cia de Bebidas das Americas	950,000	417
Cia de Tecidos do Norte de Minas - Coteminas	7,256,440	684
Cia Energetica de Sao Paulo Class Preferenc (Æ)	97,300,000	950
Cia Vale do Rio Doce	42,444	914
Duratex SA	19,200	231
Gerdau SA	19,400	284
Petroleo Brasileiro SA	668,272	13,419
Tam SA	46,000	1,398
Usinas Siderurgicas de Minas Gerais SA	305,600	10,389
Weg SA	180,400	876

		48,414

Chile - 0.0%
Embotelladora Andina SA	205,300	539

Colombia - 0.0%
BanColombia SA	7,200	54

Russia - 0.1%
Transneft	770	1,624

South Korea - 1.0%
Hyundai Motor Co.	36,070	1,704
Samsung Electronics Co., Ltd. (Ñ)	19,629	9,520

		11,224

Total Preferred Stocks
(cost $39,149)		61,855

Warrants & Rights - 0.0%
Brazil - 0.0%
Banco Bradesco SA Right (Æ)	2,982	29

South Korea - 0.0%
STX Shipbuilding Co., Ltd. Right (Æ)	6,437	31

Total Warrants & Rights
(cost $0)		60

221

	Notional Amount $
Options Purchased - 0.3%
(Number of Contracts)
Brazil - 0.0%
Bovespa Index Futures
Dec 2006 39,540.00 (BRL)
Call (328)	6,056	64
Dec 2006 39,545.00 (BRL)
Call (152)	2,807	30

		94

South Korea - 0.3%
Kospi 200 Index Futures
Dec 2006 148.41 (KRW)
Call (146)	11,498	3,079

Total Options Purchased
(cost $2,822)		3,173

	Principal Amount ($) or Shares
Short-Term Investments - 5.1%
Russell Investment Company Money Market Fund	54,402,000	54,402
United States Treasury Bills (ç)(z)(§)
4.898% due 12/07/06	4,800	4,777

Total Short-Term Investments
(cost $59,179)		59,179

Other Securities - 5.2%
Russell Investment Company Money Market Fund (×)	15,523,804	15,524
State Street Securities Lending Quality Trust (×)	44,972,837	44,973

Total Other Securities
(cost $60,497)		60,497

Total Investments - 105.0%
(identified cost $888,971)		1,223,505
Other Assets and Liabilities,
Net - (5.0%)		(58,583)

Net Assets - 100.0%		1,164,922

See accompanying notes which are an integral part of the financial statement.

Emerging Markets Fund

222

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Hang Seng Index (Hong Kong) expiration date 11/06 (161)	13,759	117
JSE-40 Index (South Africa) expiration date 12/06 (330)	9,653	791
MSCI Taiwan Index expiration date 11/06 (400)	11,652	(130)

Total Unrealized Appreciation (Depreciation) on
Open Futures Contracts		778

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Brazil
Bovespa Index Futures
Dec 2006 39,540.00 (BRL) Put (328)	6,056	(46)
Dec 2006 39,545.00 (BRL) Put (152)	2,807	(21)
South Korea
Kospi 200 Index Futures
Dec 2006 148.41 (KRW) Put (146)	11,498	(775)

Total Liability for Options Written
(premiums received $828)		(842)

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	171	BRL	365	11/01/06	(1)
USD	40	BRL	85	12/07/06	—
USD	458	BRL	1,000	12/20/06	4
USD	1,097	BRL	2,400	12/20/06	12
USD	2,283	BRL	5,000	12/20/06	29
USD	5,244	BRL	11,500	12/20/06	73
USD	42	HKD	330	11/01/06	—
USD	828	HKD	6,439	11/01/06	—
USD	528	KRW	500,000	12/20/06	3
USD	530	KRW	500,000	12/20/06	1
USD	944	KRW	900,000	12/20/06	13
USD	1,045	KRW	1,000,000	12/20/06	18
USD	2,931	KRW	2,800,000	12/20/06	44
USD	8,801	KRW	8,400,000	12/20/06	125
USD	73	MXN	780	11/01/06	—
USD	32	ZAR	244	11/01/06	1
USD	37	ZAR	276	11/02/06	—
USD	72	ZAR	535	11/02/06	—
USD	78	ZAR	581	11/03/06	—
USD	78	ZAR	576	11/06/06	—
USD	61	ZAR	452	11/07/06	—
USD	231	ZAR	1,700	12/20/06	(1)
USD	719	ZAR	5,300	12/20/06	(3)

223

USD	894	ZAR	7,000	12/20/06	52
USD	957	ZAR	7,200	12/20/06	16
USD	976	ZAR	7,000	12/20/06	(30)
USD	7,149	ZAR	52,742	12/20/06	(23)
BRL	153	USD	72	11/01/06	—
BRL	90	USD	42	11/03/06	—
BRL	2,000	USD	911	12/20/06	(13)
BRL	2,900	USD	1,323	12/20/06	(18)
HKD	51	USD	7	11/02/06	—
IDR	271,610	USD	30	11/02/06	—
IDR	246,278	USD	27	11/03/06	—
KRW	500,000	USD	523	12/20/06	(8)
KRW	3,100,000	USD	3,246	12/20/06	(48)
THB	392	USD	11	11/03/06	—
TRY	77	USD	53	11/02/06	—
ZAR	4,797	USD	630	11/01/06	(22)
ZAR	3,000	USD	414	12/20/06	9
ZAR	6,742	USD	915	12/20/06	4
ZAR	7,000	USD	947	12/20/06	1

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					238

Industry Diversification (Unaudited)	% of Net Assets	Market Value $
Auto and Transportation	4.5	49,434
Consumer Discretionary	4.6	55,503
Consumer Staples	4.8	58,953
Financial Services	22.6	269,244
Health Care	0.9	10,499
Integrated Oils	9.4	109,636
Materials and Processing	16.4	189,689
Miscellaneous	1.0	12,974
Other Energy	4.6	51,493
Producer Durables	1.7	18,093
Technology	11.4	130,484
Utilities	12.5	144,594
Warrants & Rights	—	60
Options Purchased	0.3	3,173
Short-Term Investments	5.1	59,179
Other Securities	5.2	60,497

Total Investments	105.0	1,223,505
Other Assets and Liabilities, Net	(5.0)	(58,583)

Net Assets	100.0	1,164,922

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $
Africa	8.5	98,905
Asia	45.9	534,188
Europe	14.7	171,958
Latin America	19.5	227,160
Middle East	3.7	43,974
Other Regions	6.0	69,688
United Kingdom	1.5	17,135
Other Securities	5.2	60,497

Total Investments	105.0	1,223,505

224

Other Assets and Liabilities, Net	(5.0)	(58,583)

Net Assets	100.0	1,164,922

Russell Investment Company

Emerging Markets Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Austria	0.1
Bermuda	0.4
Brazil	7.8
Canada	0.2
Cayman Islands	0.8
Chile	0.5
China	5.8
Columbia	0.6
Czech Republic	—	*
Egypt	1.9
Hong Kong	1.4
Hungary	1.3
India	5.6
Indonesia	3.0
Israel	1.7
Lebanon	—	*
Luxembourg	2.1
Malaysia	1.0
Mexico	5.3
Netherlands	0.5
Oman	0.1
Pakistan	1.4
Peru	—	*
Philippines	0.5
Poland	0.4
Russia	7.1
South Africa	8.5
South Korea	14.5
Taiwan	9.3
Thailand	2.0
Turkey	3.1
United Kingdom	1.5
United States	0.7
Venezuela	—	*
Zimbabwe	—	*
Preferred Stock	5.3
Warrants & Rights	—	*
Options Purchased	0.3
Short-Term Investments	5.1
Other Securities	5.2

Total Investments	105.0
Other Assets and Liabilities Net	(5.0)

	100.0

Futures Contracts	0.1
Foreign Currency Exchange Contracts	—	*
Options Written	(0.1)

*	Less than .05% of net assets.

225

Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Real Estate Securities Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	38.04%
5 Years	24.91	%§
10 Years	16.55	%§

Real Estate Securities Fund - Class E ‡

Periods Ended 10/31/06	Total Return
1 Year	37.65%
5 Years	24.60	%§
10 Years	16.18	%§

Real Estate Securities Fund - Class C ‡‡

Periods Ended 10/31/06	Total Return
1 Year	36.63%
5 Years	23.68	%§
10 Years	15.52	%§

FTSE NAREIT Equity REIT Index**

Periods Ended 10/31/06	Total Return
1 Year	36.37%
5 Years	24.38	%§
10 Years	15.79	%§

Real Estate Securities Fund

226

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Real Estate Securities Fund Class S, Class E and Class C Shares gained 38.04%, 37.65% and 36.63%, respectively. This compared to the FTSE NAREIT Equity REITs Index, which gained 36.37% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Real Estate Funds Average returned 35.69%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund’s performance during the fiscal year.

The Fund maintained a primary focus on the larger and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mispriced relative to underlying real estate net asset value. AEW’s portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and office sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as overweight positions in the apartments sector and underweight positions in the specialty, health care and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, diversified and regional malls sectors. Positive sector selection was driven by overweight positions in the office and industrial sectors and underweight positions in the specialty and freestanding retail sectors. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America LLC’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, diversified and apartments sectors. This was partially offset by weak stock selection in the shopping centers sector. Sector selection was positive, driven by overweight positions in the lodging/resorts and apartments sectors and an underweight position in the specialty sector.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman’s stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the specialty and regional malls sectors partially offset these adverse effects.

227

Describe any changes to the Fund’s structure or the money manager line-up.

Heitman’s target weight was increased from 10% to 15%. Heitman is expected to be complementary to the other money managers in the Fund due to its growth-oriented style and more concentrated portfolio.

Money Managers as of October 31, 2006	Styles
AEW Management and Advisors, L.P.	Value
Heitman Real Estate Securities, LLC	Growth
INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America, LLC	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

‡	The Fund first issued Class E Shares on November 4, 1996. The returns shown for Class E Shares prior to November 4, 1996 are the performance of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class E Shares from November 4, 1996 to May 17, 1998 reflect the deduction of Rule 12b-1 distribution and shareholder services fees. Effective May 18, 1998, Class E Shares of the Fund no longer charged Rule 12b-1 distribution fees, which had reduced Class E returns prior to that date. The returns shown have not been increased to reflect the elimination of those fees.

‡‡	The Fund first issued Class C Shares on January 27, 1999. The returns shown for Class C Shares is the performance of the Fund’s Class S Shares from November 1, 1996 to January 26, 1999, and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

228

Russell Investment Company

Real Estate Securities Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,179.20	$1,014.77
Expenses Paid During Period*	$11.37	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

229

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,183.40	$1,018.55
Expenses Paid During Period*	$7.26	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,185.20	$1,019.86
Expenses Paid During Period*	$5.84	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

230

Russell Investment Company

Real Estate Securities Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 97.0%
Apartments - 19.9%
American Campus Communities, Inc. (Æ)(ö)	93,700	2,495
Apartment Investment & Management Co. Class A (ö)(Ñ)	403,475	23,127
Archstone-Smith Trust (ö)(Ñ)	1,653,979	99,586
AvalonBay Communities, Inc. (ö)	707,800	92,764
BRE Properties, Inc. Class A (ö)(Ñ)	58,200	3,859
Camden Property Trust (ö)(Ñ)	444,700	35,896
Equity Residential (ö)(Ñ)	1,520,250	83,021
Essex Property Trust, Inc. (ö)(Ñ)	245,250	32,687
GMH Communities Trust (ö)(Ñ)	769,300	10,747
Home Properties, Inc. (ö)	69,600	4,397
Mid-America Apartment Communities, Inc. (ö)	122,600	7,804
United Dominion Realty Trust, Inc. (ö)(Ñ)	486,000	15,732

		412,115

Diversified - 6.3%
Colonial Properties Trust (ö)	153,500	7,735
iStar Financial, Inc. (ö)	125,700	5,824
Spirit Finance Corp. (ö)(Ñ)	814,400	9,699
Vornado Realty Trust (ö)(Ñ)	897,972	107,083

		130,341

Free Standing Retail - 0.1%
Realty Income Corp. (ö)(Ñ)	130,000	3,432

Health Care - 3.8%
Health Care Property Investors, Inc. (ö)	380,000	11,932
Health Care REIT, Inc. (ö)(Ñ)	98,200	4,054
Healthcare Realty Trust, Inc. (ö)(Ñ)	185,800	7,525
LTC Properties, Inc. (ö)(Ñ)	110,850	3,004
Nationwide Health Properties, Inc. (ö)(Ñ)	655,550	18,840
Omega Healthcare Investors, Inc. (ö)(Ñ)	309,700	5,228
Ventas, Inc. (ö)(Ñ)	743,850	28,995

		79,578

Industrial - 7.3%
AMB Property Corp. (ö)	553,350	32,321
EastGroup Properties, Inc. (ö)(Ñ)	123,400	6,569
First Potomac Realty Trust (ö)(Ñ)	132,500	4,099
ProLogis (ö)	1,702,750	107,733

		150,722

Lodging/Resorts - 7.6%
Ashford Hospitality Trust, Inc. (ö)	156,600	2,017
DiamondRock Hospitality Co. (ö)(Ñ)	258,800	4,366
FelCor Lodging Trust, Inc. (ö)	228,300	4,739
Hilton Hotels Corp.	762,400	22,049
Hospitality Properties Trust (ö)	67,000	3,247
Host Hotels & Resorts, Inc. (ö)(Ñ)	3,472,064	80,066
LaSalle Hotel Properties (ö)(Ñ)	152,520	6,444

231

Starwood Hotels & Resorts Worldwide, Inc. (ö)	427,975	25,567
Strategic Hotels & Resorts, Inc. (ö)(Ñ)	51,700	1,100
Sunstone Hotel Investors, Inc. (ö)(Ñ)	247,566	7,293

		156,888

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (ö)(Ñ)	185,750	9,152

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (ö)(Ñ)	162,600	6,514
Liberty Property Trust (ö)	486,900	23,468
PS Business Parks, Inc. (ö)	100,000	6,585

		36,567

Office - 18.7%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	211,500	21,087
American Financial Realty Trust (ö)(Ñ)	350,100	4,086
BioMed Realty Trust, Inc. (ö)(Ñ)	299,800	9,663
Boston Properties, Inc. (ö)(Ñ)	939,550	100,372
Brandywine Realty Trust (ö)(Ñ)	665,321	22,195
Brookfield Properties Corp. (Ñ)	785,450	29,761
Corporate Office Properties Trust (ö)(Ñ)	389,300	18,605
Douglas Emmett, Inc. (Æ)(ö)	138,500	3,303
Equity Office Properties Trust (ö)(Ñ)	1,897,000	80,622
Highwoods Properties, Inc. (ö)	262,000	10,008
Kilroy Realty Corp. (ö)(Ñ)	136,000	10,245
Mack-Cali Realty Corp. (ö)(Ñ)	311,200	16,462
Maguire Properties, Inc. (ö)	75,600	3,233
Reckson Associates Realty Corp. (ö)(Ñ)	293,800	12,962
SL Green Realty Corp. (ö)	370,100	44,801

		387,405

Regional Malls - 14.2%
CBL & Associates Properties, Inc. (ö)(Ñ)	173,300	7,578
General Growth Properties, Inc. (ö)	730,200	37,897
Macerich Co. (The) (ö)	714,000	57,370
Simon Property Group, Inc. (ö)(Ñ)	1,674,250	162,570
Taubman Centers, Inc. (ö)(Ñ)	634,156	29,742

		295,157

Self Storage - 4.6%
Extra Space Storage, Inc. (ö)(Ñ)	675,100	12,449
Public Storage, Inc. (ö)(Ñ)	774,864	69,513
Sovran Self Storage, Inc. (ö)	33,650	1,985
U-Store-It Trust (ö)(Ñ)	489,500	10,749

		94,696

Shopping Centers - 10.6%
Acadia Realty Trust (ö)(Ñ)	464,200	11,860
Developers Diversified Realty Corp. (ö)	775,700	47,240
Federal Realty Investors Trust (ö)(Ñ)	531,300	42,584
Kimco Realty Corp. (ö)(Ñ)	707,438	31,432
Kite Realty Group Trust (ö)	181,200	3,323
Regency Centers Corp. (ö)	969,150	69,933
Tanger Factory Outlet Centers (ö)(Ñ)	173,400	6,468
Weingarten Realty Investors (ö)	136,900	6,366

		219,206

Specialty - 1.8%
Digital Realty Trust, Inc. (ö)(Ñ)	897,980	29,984
Plum Creek Timber Co., Inc. (ö)	200,000	7,188

		37,172

Total Common Stocks
(cost $1,193,634)		2,012,431

232

Short-Term Investments - 3.2%
Russell Investment Company
Money Market Fund	65,334,000	65,334

Total Short-Term Investments
(cost $65,334)		65,334

Other Securities - 11.0%
Russell Investment Company
Money Market Fund (×)	58,696,829	58,697
State Street Securities Lending Quality Trust
(×)	170,046,138	170,046

Total Other Securities
(cost $228,743)		228,743

Total Investments - 111.2%
(identified cost $1,487,711)		2,306,508
Other Assets and Liabilities,
Net - (11.2%)		(233,088)

Net Assets - 100.0%		2,073,420

See accompanying notes which are an integral part of the financial statement.

Real Estate Securities Fund

233

Russell Investment Company

Real Estate Securities Fund

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Apartments	19.9
Diversified	6.3
Free Standing Retail	0.1
Health Care	3.8
Industrial	7.3
Lodging/Resorts	7.6
Manufactured Homes	0.4
Mixed Industrial/Office	1.7
Office	18.7
Regional Malls	14.2
Self Storage	4.6
Shopping Center	10.6
Specialty	1.8
Short-Term Investments	3.2
Other Securities	11.0

Total Investments	111.2
Other Assets and Liabilities, Net	(11.2)

100.0

234

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235

Russell Investment Company

Short Duration Bond Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Short Duration Bond Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	3.95%
5 Years	2.83	%§
10 Years	4.62	%§

Short Duration Bond Fund - Class E ‡‡

Periods Ended 10/31/06	Total Return
1 Year	3.69%
5 Years	2.57	%§
10 Years	4.42	%§

Short Duration Bond Fund - Class C ‡‡‡

Periods Ended 10/31/06	Total Return
1 Year	2.89%
5 Years	1.80	%§
10 Years	3.82	%§

Merrill Lynch U.S. Treasuries 1-3 Year Index**

Periods Ended 10/31/06	Total Return
1 Year	4.15%
5 Years	2.68	%§
10 Years	4.71	%§

Short Duration Bond Fund

236

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Short Duration Bond Fund Class S, Class E and Class C Shares gained 3.95%, 3.69% and 2.89%, respectively. This compared to the Merrill Lynch U.S. Treasuries 1-3 Year Index, which gained 4.15% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Short Investment Grade Debt Funds Average returned 4.11%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Short-term interest rates increased over the 12 months ended October 31, 2006. Therefore, the Fund’s money managers who favored shorter-than-index duration positions should have performed better. However, given spikes in interest rate volatility throughout the year, money managers that responded more tactically by changing their duration stance relatively quickly performed better. Duration is a measure of a bond price’s sensitivity to a change in interest rates. Fund performance was helped by tactical duration decisions and yield curve positioning.

Despite the increase in short-term interest rates, shorter maturity non-Treasury sectors achieved strong benchmark relative performance. The Fund benefited from having an overweight position in non-Treasury sectors, such as corporate and mortgage-backed securities, as well as small positions in high yield corporate bonds and emerging market debt securities.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund entered the fiscal year positioned conservatively compared to other time periods. For example, the Fund held few emerging market debt and non-investment grade corporate bonds relative to other time periods. The Fund was also positioned to generate a yield advantage from non-Treasury sectors such as investment grade corporate bonds and to reflect a more conservative view on the direction of interest rates by maintaining a close to benchmark duration position. As the fiscal year progressed, shorter duration non-Treasury sectors continued to perform well, leading to less attractive valuations in those sectors. In response, the Fund’s money managers maintained their conservative investment stance by focusing on higher quality securities. While the Fund’s money managers took profits in the non-Treasury sectors, the Fund maintained a near benchmark duration stance throughout most of the fiscal year although duration positioning did vary as the Fund’s money managers made tactical investment decisions.

The key investment strategies of sector rotation, issue selection, and duration and yield curve management all contributed positively to performance. Sector rotation strategies caused the Fund’s money managers to overweight non- benchmark sectors which tended to outperform the all-Treasury security benchmark. The money managers also added value through security selection. Finally, in order to take advantage of interest rates changes, some money managers took either longer or shorter duration positions at various times resulting in positive Fund performance.

The Fund derived much of its performance by maintaining overweighted positions in the riskier sectors of the fixed income markets relative to the all-Treasury benchmark. These sectors included investment grade corporate bonds and mortgage and asset-backed securities. The allocation to these non-Treasury sectors benefited the Fund by providing a larger-than-benchmark yield and higher-than-benchmark total return. In addition, the Fund’s money managers added value through positive security selection and sector allocation decisions. In contrast, investments in government securities, such as Treasury Inflation Protected Securities (TIPS) and non-dollar denominated bonds, detracted from performance during the fiscal year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

237

Money Managers as of October 31, 2006	Style
Merganser Capital Management, L.P.	Sector Rotation
Pacific Investment Management Company, LLC	Sector Rotation
STW Fixed Income Management	Sector Rotation

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 1996.

**	Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡‡	The Fund first issued Class E Shares on February 18, 1999. The returns shown for Class E Shares prior to February 18, 1999 are those of the Fund’s Class S Shares and do not reflect deduction of shareholder services fees. Had it done so, the returns shown for that period would have been lower.

‡‡‡	The Fund first issued Class C Shares on March 3, 1999. The returns shown for Class C Shares are the performance of the Fund’s Class S Shares from November 1, 1996 to February 17, 1999 and the performance of the Class E Shares from February 18, 1999 to March 2, 1999 and do not reflect deduction of the Rule 12b-1 distribution fees or shareholder services fees that apply to Class C Shares. Had it done so, the returns shown would have been lower.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

238

Russell Investment Company

Short Duration Bond Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,021.30	$1,016.94
Expenses Paid During
Period*	$8.36	$8.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

239

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,025.10	$1,020.72
Expenses Paid During Period*	$4.54	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,026.40	$1,021.98
Expenses Paid During
Period*	$3.27	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

240

Russell Investment Company

Short Duration Bond Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Long-Term Investments - 68.4%
Asset-Backed Securities - 18.3%
ACE Securities Corp. (Ê)
Series 2006-HE4 Class A2A
5.384% due 10/25/36	1,177	1,177
AmeriCredit Automobile Receivables Trust
Series 2005-AX Class A3
3.630% due 01/06/10	1,362	1,353
Series 2006-RM Class A1
5.370% due 10/06/09	2,000	2,001
Argent Securities, Inc. (Ê)
Series 2006-M2 Class A2A
5.380% due 09/25/36	452	452
Series 2006-W4 Class A2A
5.380% due 05/25/36	2,670	2,670
Asset Backed Securities Corp. Home Equity (Ê)
Series 2002-HE1 Class M1
6.970% due 03/15/32	1,108	1,109
Asset Backed Securities Corp. Home Equity Loan Trust (Ê)
Series 2004-HE6 Class A1
5.595% due 09/25/34	731	730
Banc of America Securities Auto Trust
Series 2005-WF1 Class A4
4.080% due 04/18/10	3,000	2,951
Bank One Issuance Trust
Series 2004-B2 Class B2
4.370% due 04/15/12	2,000	1,963
Bear Stearns Asset Backed Securities, Inc. (Ê)
Series 2004-BO1 Class 1A1
5.520% due 09/25/34	211	212
BMW Vehicle Owner Trust
Series 2004-A Class A4
3.320% due 02/25/09	4,950	4,887
Brazos Higher Education Authority, Inc.
Series 2005-A Class A5
4.910% due 12/01/40	3,250	3,235
California Infrastructure PG&E-1 Series 1997-1
Class A8
6.480% due 12/26/09	2,746	2,768
California Infrastructure SCE-1 Series 1997-1
Class A7
6.420% due 12/26/09	4,540	4,570
Capital Auto Receivables Asset Trust
Series 2004-1 Class A3
2.000% due 11/15/07	118	118
Series 2004-2 Class A2

241

3.350% due 02/15/08	2,185	2,175
Series 2006-1 Class A3
5.030% due 10/15/09	2,225	2,219
Capital One Auto Finance Trust
Series 2005-BSS Class A3
4.080% due 11/15/09	2,000	1,986
Capital One Master Trust
Series 2002-4A Class A
4.900% due 03/15/10	1,000	998
Capital One Prime Auto Receivables Trust
Series 2004-3 Class A4
3.690% due 06/15/10	1,000	979
Series 2004-3 Class B
3.860% due 08/15/11	1,500	1,473
Carmax Auto Owner Trust
Series 2004-2 Class A4
3.460% due 09/15/11	2,500	2,443
Series 2005-2 Class A4
4.340% due 08/15/10	2,000	1,970
Caterpillar Financial Asset Trust
Series 2006-A Class A3
5.570% due 05/25/10	2,000	2,016
Centex Home Equity
Series 2003-C Class AF4
4.960% due 04/25/32	136	135
Chase Credit Card Master Trust (Ê)
Series 2002-1 Class A
5.420% due 06/15/09	2,900	2,901
Chase Manhattan Auto Owner Trust
Series 2004-A Class A4
2.830% due 09/15/10	1,800	1,761
Series 2005-A Class A4
3.980% due 04/15/11	1,000	978
Series 2005-A Class CTFS
4.040% due 04/15/11	1,000	986
Series 2006-A Class A3
5.340% due 07/15/10	3,770	3,784
CIT Equipment Collateral
Series 2004-VT1 Class A3
2.200% due 03/20/08	240	238
Series 2005-VT1 Class A3
4.120% due 08/20/08	1,063	1,056
CIT Marine Trust
Series 1999-A Class A4
6.250% due 11/15/19	590	590
CIT Rv Trust
Series 1998-A Class A5
6.120% due 11/15/13	295	295
Citibank Credit Card Issuance Trust
Series 2003-A3 Class A3
3.100% due 03/10/10	1,000	973
Citigroup Mortgage Loan Trust, Inc. (Ê)
Series 2006-WFH Class A1
5.360% due 08/25/36	868	868
Community Program Loan Trust
Series 1987-A Class A4
4.500% due 10/01/18	1,955	1,922

242

Countrywide Asset-Backed Certificates (Ê)
Series 2001-BC3 Class A
5.800% due 12/25/31	173	173
Series 2005-9 Class 2A1
5.420% due 01/25/36	163	163
Series 2006-15 Class A1
5.434% due 10/25/46	1,092	1,092
Series 2006-16 Class 2A1
5.375% due 12/25/46	500	500
Series 2006-17 Class 2A1
5.380% due 03/25/47	1,100	1,100
Daimler Chrysler Auto Trust
Series 2005-A Class A3
3.490% due 12/08/08	1,674	1,662
Series 2005-A Class A4
3.740% due 02/08/10	9,100	8,941
Discover Card Master Trust I
Series 2002-2 Class B
5.450% due 10/15/09	1,000	999
E-Trade RV and Marine Trust
Series 2004-1 Class A3
3.620% due 10/08/18	1,300	1,253
Equity One ABS, Inc.
Series 2003-4 Class M1
5.369% due 10/25/34	1,500	1,486
Fannie Mae Grantor Trust (Ê)
Series 2002-T10 Class A1
5.560% due 06/25/32	4,433	4,433
Fifth Third Auto Trust
Series 2004-A Class A3
3.190% due 02/20/08	310	310
First Franklin Mortgage Loan Asset Backed Certificates (Ê)
Series 2006-FF1 Class A3
5.370% due 11/25/36	1,300	1,300
First NLC Trust (Ê)
Series 2005-2 Class AV1
5.430% due 09/25/35	5	5
Ford Credit Auto Owner Trust
Series 2005-A Class A3
3.480% due 11/15/08	5,527	5,486
Series 2005-B Class A4
4.380% due 01/15/10	1,500	1,483
Series 2005-B Class B
4.640% due 04/15/10	1,250	1,238
Series 2005-C Class B
4.520% due 09/15/10	1,000	985
Series 2006-A Class A3
5.050% due 03/15/10	535	534
Series 2006-B Class A3
5.260% due 10/15/10	545	546
Franklin Auto Trust
Series 2003-1 Class A4
2.270% due 05/20/11	506	499
GE Capital Credit Card Master Note Trust
Series 2006-1 Class A
5.080% due 09/15/12	1,480	1,484
GE Commercial Equipment Financing LLC (Ê)

243

Series 2004-1 Class B
5.520% due 12/20/15	468	469
GE Corporate Aircraft Financing LLC (Ê)(p)
Series 2004-1A Class B
6.170% due 01/25/18	364	367
GE Dealer Floorplan Master Note Trust (Ê)
Series 2004-2 Class B
5.610% due 07/20/09	1,000	1,001
GE-WMC Mortgage Securities LLC (Ê)
Series 2006-1 Class A2A
5.370% due 08/25/36	480	480
GMAC Mortgage Corp. Loan Trust
Series 2004-GH1 Class A2
4.390% due 12/25/25	1,500	1,484
GS Auto Loan Trust
Series 2004-1 Class A3
2.130% due 11/15/07	48	48
Series 2006-1 Class A3
5.370% due 12/15/10	1,300	1,305
GSAMP Trust (Ê)
Series 2004-SEA Class A2A
5.610% due 03/25/34	551	551
Harley-Davidson Motorcycle Trust
Series 2006-3 Class A3
5.240% due 01/15/12	4,850	4,866
Honda Auto Receivables Owner Trust
Series 2003-2 Class A4
2.160% due 10/21/08	1,752	1,748
Series 2003-3 Class A4
2.770% due 11/21/08	1,216	1,208
Series 2003-4 Class A4
2.790% due 03/16/09	699	691
Series 2003-5 Class A4
2.960% due 04/20/09	2,119	2,092
Series 2004-3 Class A4
3.280% due 02/18/10	2,300	2,244
Series 2005-2 Class A4
4.150% due 10/15/10	1,850	1,822
Series 2006-3 Class A3
5.120% due 10/15/10	1,250	1,253
Household Automotive Trust
Series 2005-3 Class A2
4.700% due 01/20/09	1,231	1,229
Hyundai Auto Receivables Trust
Series 2004-A Class A3
2.970% due 05/15/09	555	548
Series 2005-A Class A3
3.980% due 11/16/09	1,500	1,481
Illinois Power Special Purpose Trust
Series 1998-1 Class A6
5.540% due 06/25/09	1,496	1,496
JP Morgan Mortgage Acquisition Corp. (Ê)
Series 2006-WMC Class A2
5.380% due 08/25/36	565	565
Long Beach Auto Receivables Trust
Series 2005-B Class A3
4.406% due 05/15/10	1,500	1,487

244

Long Beach Mortgage Loan Trust (Ê)
Series 2004-4 Class 1A1
5.600% due 10/25/34	303	303
Marlin Leasing Receivables LLC (p)
Series 2005-1A Class A3
4.630% due 11/17/08	1,650	1,637
MBNA Master Credit Card Trust (Ê)
Series 2000-D Class A
5.520% due 09/15/09	3,460	3,463
Merrill Auto Trust Securitization
Series 2005-1 Class A3
4.100% due 08/25/09	3,000	2,972
Merrill Lynch Mortgage Investors, Inc. (Ê)
Series 2006-RM5 Class A2A
5.380% due 10/25/37	1,900	1,900
Morgan Stanley Dean Witter Capital I (Ê)
Series 2002-HE1 Class A2
5.660% due 07/25/32	2	2
National City Auto Receivables Trust
Series 2004-A Class A3
2.110% due 07/15/08	204	204
Nelnet Education Loan Funding, Inc.
Series 2001-A Class A1
5.760% due 07/01/12	1,567	1,575
Nissan Auto Lease Trust
Series 2005-A Class A3
4.700% due 10/15/08	3,000	2,987
Nissan Auto Receivables Owner Trust
Series 2004-A Class A4
2.760% due 07/15/09	4,000	3,922
Series 2005-A Class A3
3.540% due 10/15/08	1,281	1,271
Series 2005-B Class A3
3.990% due 07/15/09	1,980	1,962
Onyx Acceptance Grantor Trust
Series 2005-A Class A4
3.910% due 09/15/11	2,000	1,964
Park Place Securities, Inc. (Ê)
Series 2004-MCW Class A1
5.642% due 10/25/34	3,394	3,387
PBG Equipment Trust (p)
Series 1998-1A Class A
6.270% due 01/20/12	448	448
Peco Energy Transition Trust
Series 1999-A Class A6
6.050% due 03/01/09	801	802
Series 2001-A Class A1
6.520% due 12/31/10	1,248	1,307
PG&E Energy Recovery Funding LLC
Series 2005-1 Class A2
3.870% due 06/25/11	2,742	2,697
Series 2005-2 Class A1
4.850% due 06/25/11	1,098	1,094
Popular ABS Mortgage Pass-Through Trust
Series 2004-5 Class AF2
3.735% due 12/25/34	383	381
Series 2005-3 Class AF3

245

4.437% due 07/25/35	2,000	1,972
Providian Gateway Master Trust (p)
Series 2004-FA Class A
3.650% due 11/15/11	1,200	1,180
Public Service New Hampshire Funding LLC
Series 2001-1 Class A2
5.730% due 11/01/10	901	906
Railcar Leasing LLC (p)
Series 1997-1 Class A2
7.125% due 01/15/13	950	993
Residential Asset Mortgage Products, Inc. (Ê)
Series 2004-RS2 Class AIIB
5.580% due 02/25/34	143	143
Series 2006-RZ4 Class A1A
5.410% due 10/25/36	1,200	1,200
Residential Asset Securities Corp. (Ê)
Series 2006-KS6 Class A1
5.364% due 08/25/36	673	673
Series 2006-KS9 Class A11
5.390% due 11/25/36	1,100	1,100
Saxon Asset Securities Trust (Ê)
Series 2006-3 Class A1
5.380% due 11/25/36	600	600
SBI Heloc Trust (Ê)(Å)
Series 2006-1A Class 1A2A
5.494% due 08/25/36	700	700
SLM Student Loan Trust (p)
Series 2003-4 Class A5B
3.390% due 03/15/33	3,000	2,906
Soundview Home Equity Loan Trust (Ê)
Series 2006-EQ1 Class A1
5.380% due 10/25/36	1,000	1,000
Structured Asset Securities Corp. (Ê)
Series 2005-WF3 Class A1
5.420% due 07/25/35	390	390
Series 2006-BC3 Class A2
5.370% due 10/25/36	1,200	1,200
Susquehanna Auto Lease Trust (p)
Series 2005-1 Class A3
4.430% due 06/16/08	4,000	3,969
Series 2005-1 Class B
4.710% due 07/14/08	1,700	1,685
Series 2006-1 Class A3
5.210% due 03/16/09	1,000	1,000
Toyota Auto Receivables Owner Trust
Series 2003-B Class A4
2.790% due 01/15/10	3,912	3,907
Triad Auto Receivables Owner Trust
Series 2006-A Class A3
4.770% due 01/12/11	2,000	1,989
USAA Auto Owner Trust
Series 2004-2 Class A3
3.030% due 06/16/08	1,238	1,232
Series 2004-2 Class A4
3.580% due 02/15/11	1,700	1,676
Series 2005-2 Class A4
4.170% due 02/15/11	4,000	3,936

246

Wachovia Auto Owner Trust
Series 2004-A Class A3
3.190% due 06/20/08	603	600
Series 2004-A Class A4
3.660% due 07/20/10	7,500	7,401
Series 2004-B Class A3
2.910% due 04/20/09	2,438	2,409
Wells Fargo Financial Auto Owner Trust
Series 2004-A Class A4
2.670% due 08/16/10	1,917	1,887
Wells Fargo Home Equity Trust (Ê)(Å)
Series 2005-4 Class AI1
5.450% due 12/25/35	1,258	1,258
Whole Auto Loan Trust
Series 2003-1 Class B
2.240% due 03/15/10	127	127
World Omni Auto Receivables Trust
Series 2006-A Class A2
5.050% due 10/15/08	2,611	2,608

		211,974

Corporate Bonds and Notes - 20.0%
Abbott Laboratories
3.500% due 02/17/09 (Ñ)	2,000	1,932
5.375% due 05/15/09	1,500	1,513
Allstate Financial Global Funding (p)
2.500% due 06/20/08	4,080	3,911
Altria Group, Inc. (Ñ)
7.650% due 07/01/08	1,500	1,552
American Express Bank (Ê)
Series BKNT
5.380% due 10/20/09	800	800
American Express Centurion Bank
Series BKNT
4.375% due 07/30/09	3,440	3,383
American Honda Finance Corp. (Ê)(p)
5.450% due 03/09/09	1,300	1,301
American International Group, Inc.
4.700% due 10/01/10	2,695	2,657
Ameritech Capital Funding Corp.
6.250% due 05/18/09	2,000	2,030
Anadarko Petroleum Corp. (Ê)
5.790% due 09/15/09	1,200	1,202
ASIF Global Financing (Å)
3.850% due 11/26/07	2,984	2,938
Associates Corp. of North America
6.250% due 11/01/08	3,274	3,338
8.550% due 07/15/09	750	813
AT&T, Inc. (Ê)
5.495% due 05/15/08	2,600	2,602
Bank of America Corp.
6.375% due 02/15/08 (Ñ)	3,000	3,037
7.125% due 03/01/09 (Ñ)	1,500	1,564
5.400% due 06/19/09 (Ê)	3,800	3,801
Bank One Corp.
2.625% due 06/30/08	5,675	5,443
Bank One NA
Series BKNT

247

3.700% due 01/15/08	1,470	1,441
Bear Stearns Cos., Inc. (The)
5.489% due 08/21/09 (Ê)	2,300	2,301
Series MTNB (Ê)
5.457% due 03/30/09	900	901
BellSouth Corp. (Ê)
5.530% due 11/15/07	1,200	1,201
5.580% due 08/15/08	1,300	1,300
Capital One Financial Corp.
5.700% due 09/15/11	4,200	4,258
Caterpillar, Inc.
7.250% due 09/15/09	3,150	3,329
CIT Group, Inc.
5.000% due 11/24/08	7,050	7,027
4.250% due 02/01/10 (Ñ)	2,325	2,257
Citigroup Global Markets Holdings, Inc. (Ê)
Series MTNM
5.430% due 03/07/08	1,600	1,601
Citigroup, Inc.
5.416% due 01/30/09 (Ê)	2,200	2,201
6.200% due 03/15/09	5,700	5,839
Consolidated Edison Co. of New York
Series B
7.150% due 12/01/09	1,000	1,054
Credit Suisse First Boston USA, Inc. (Ê)
5.520% due 12/09/08	3,500	3,506
DaimlerChrysler North America Holding Corp. (Ê)
5.918% due 08/03/09	800	800
Deutsche Bank Financial, Inc.
7.500% due 04/25/09	2,000	2,102
Entergy Mississippi, Inc.
4.350% due 04/01/08	500	492
Exelon Generation Co. LLC
6.950% due 06/15/11	3,250	3,444
FleetBoston Financial Corp.
6.375% due 05/15/08	4,185	4,254
Ford Motor Credit Co. (Ê)(Ñ)
8.466% due 11/02/07	200	203
General Electric Capital Corp.
4.000% due 06/15/09 (Ñ)	1,650	1,609
5.444% due 01/20/10 (Ê)	900	901
4.875% due 10/21/10 (Ñ)	10,050	9,974
5.474% due 10/21/10 (Ê)	2,000	2,002
Series mtn (Ê)
5.410% due 10/26/09	1,400	1,399
General Electric Co. (Ê)
5.430% due 12/09/08	1,000	1,000
Goldman Sachs Group, Inc.
7.350% due 10/01/09	1,000	1,059
5.770% due 10/07/11 (Ê)(Ñ)	3,000	3,026
Series MTNB (Ê)
5.704% due 07/23/09	2,000	2,013
Hertz Vehicle Financing LLC (p)
Series 2005-2A Class A2
4.930% due 02/25/10	2,500	2,489
HSBC Bank USA NA (Ê)
Series BKNT

248

5.530% due 06/10/09	300	301
HSBC Finance Corp.
6.500% due 11/15/08	10,130	10,377
5.531% due 12/05/08 (Ê)	300	301
International Lease Finance Corp.
6.375% due 03/15/09	1,500	1,538
4.750% due 07/01/09	2,680	2,655
John Deere Capital Corp. (Ê)
5.424% due 04/15/08	700	700
5.424% due 07/15/08	800	800
Lehman Brothers Holdings, Inc.
5.370% due 11/24/08 (Ê)	2,400	2,400
5.493% due 08/21/09 (Ê)	1,000	1,000
7.875% due 08/15/10	1,000	1,087
Series MTNG
3.950% due 11/10/09	2,800	2,706
5.696% due 11/10/09 (Ê)	400	402
Lehman Brothers, Inc.
6.625% due 02/15/08	1,500	1,522
Merrill Lynch & Co., Inc.
4.831% due 10/27/08	3,925	3,899
5.685% due 07/25/11 (Ê)	1,100	1,101
Series MTn (Ê)
5.492% due 08/14/09	800	800
Series MTNB (Ê)
5.466% due 01/30/09	1,100	1,101
Series MTNC
5.430% due 06/16/08 (Ê)	200	200
5.489% due 08/22/08 (Ê)	600	601
4.125% due 01/15/09	1,000	979
Metropolitan Life Global Funding I (p)
5.750% due 07/25/11	4,000	4,091
Morgan Stanley
3.625% due 04/01/08	3,000	2,931
3.875% due 01/15/09	2,000	1,949
Series GMTN (Ê)
5.550% due 02/09/09	700	701
National City Bank
Series BKNT
4.250% due 01/29/10	3,375	3,277
Northern States Power Co.
6.875% due 08/01/09	3,000	3,121
Ohio Edison Co.
4.000% due 05/01/08	2,035	1,996
Pricoa Global Funding I (Ê)(p)
5.457% due 01/25/08	1,400	1,402
Principal Life Global Funding I (Å)
3.625% due 04/30/08	1,250	1,219
Principal Life Global Funding I (p)
2.800% due 06/26/08	5,600	5,388
Prudential Financial, Inc.
3.750% due 05/01/08	1,475	1,443
SBC Communications, Inc.
4.125% due 09/15/09	5,330	5,173
SLM Corp. (Ñ)
3.625% due 03/17/08	7,200	7,032
Sprint Capital Corp.

249

7.625% due 01/30/11	3,775	4,069
US Bank NA
Series BKNT
4.125% due 03/17/08	1,600	1,575
Wachovia Bank NA
Series BKNT
4.375% due 08/15/08	2,250	2,220
Series DPNT (Ê)
5.429% due 03/23/09	500	500
Wachovia Corp.
5.625% due 12/15/08 (Ñ)	8,200	8,268
5.506% due 10/15/11 (Ê)	3,400	3,399
Wells Fargo & Co.
4.125% due 03/10/08 (Ñ)	820	807
6.250% due 04/15/08	8,337	8,437
5.490% due 09/15/09 (Ê)	2,900	2,905
4.200% due 01/15/10	1,600	1,556
5.449% due 03/23/10 (Ê)	3,000	3,002
Xcel Energy, Inc.
3.400% due 07/01/08	925	897

		230,628

International Debt - 4.7%
ANZ National International, Ltd. (Ê)(p)
5.539% due 08/07/09	2,600	2,597
Diageo Capital PLC (Ê)(Ñ)
5.546% due 11/10/08	1,400	1,401
Eksportfinans A/S (Ñ)
4.750% due 12/15/08	7,800	7,771
Eli Lilly Services, Inc. (Ê)(p)
5.440% due 09/12/08	1,333	1,335
HBOS Treasury Services PLC (p)
3.500% due 11/30/07	2,000	1,964
3.750% due 09/30/08	1,000	974
Inter-American Development Bank
Series GMTN
5.250% due 06/16/08	2,500	2,512
Interstar Millennium Trust (Ê)
Series 2004-2G Class A
5.590% due 03/14/36	1,430	1,433
Kreditanstalt fuer Wiederaufbau
5.250% due 05/19/09	6,080	6,130
4.875% due 10/19/09	2,765	2,764
National Australia Bank, Ltd. (Ê)(p)
5.430% due 09/11/09	800	800
Ontario Electricity Financial Corp.
6.100% due 01/30/08	4,000	4,042
Royal Bank of Scotland PLC (Ê)(p)
5.424% due 07/21/08	1,500	1,501
Siemens Financieringsmaatschappij NV (Ê)(p)
5.466% due 08/14/09	3,700	3,698
Svensk Exportkredit AB (Ñ)
4.625% due 02/17/09	10,305	10,218
Transocean, Inc. (Ê)
5.591% due 09/05/08	800	800
Unicredit Luxembourg Finance SA (Ê)(Å)
5.426% due 10/24/08	3,900	3,899
VTB Capital SA (Ê)(Å)

250

5.970% due 08/01/08	700	700

		54,539

Mortgage-Backed Securities - 20.1%
American Home Mortgage Investment Trust (Ê)
Series 2004-3 Class 5A
4.290% due 10/25/34	1,898	1,862
Series 2004-4 Class 4A
4.390% due 02/25/45	634	617
Banc of America Commercial Mortgage, Inc.
Series 2004-2 Class A1
2.764% due 11/10/38	1,565	1,518
Banc of America Funding Corp.
Series 2005-D Class A1 (Ê)
4.114% due 05/25/35	8,880	8,669
Series 2006-2 Class 2A18
5.750% due 03/25/36	3,366	3,383
Banc of America Mortgage Securities
Series 2002-K Class 2A1 (Ê)
5.397% due 10/20/32	—	—
Series 2004-2 Class 2A1
5.250% due 03/25/34	1,033	1,026
Series 2004-2 Class 5A1
6.500% due 10/25/31	300	305
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 5A1
5.456% due 04/25/33	484	481
Series 2003-8 Class 2A1 (Ê)
4.797% due 01/25/34	434	429
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
5.393% due 05/25/35	1,208	1,211
Bear Stearns Asset Backed Securities, Inc.
Series 2003-AC3 Class A1
4.000% due 07/25/33	445	435
Bear Stearns Commercial Mortgage Securities
Series 1998-C1 Class A1
6.340% due 06/16/30	255	256
Series 1999-C1 Class A2
6.020% due 02/14/31	2,000	2,031
Series 2001-TOP Class A1
5.060% due 11/15/16	461	460
Series 2003-PWR Class A1
3.432% due 05/11/39	629	609
Series 2003-T10 Class A1
4.000% due 03/13/40	1,358	1,318
Series 2003-T12 Class A1
2.960% due 08/13/39	776	755
Citigroup Commercial Mortgage Trust
5.390% due 07/15/18	1,600	1,600
Commercial Mortgage Pass Through Certificates
Series 1999-1 Class A2
6.455% due 05/15/32	881	895
Series 2004-LB2 Class A2
3.600% due 03/10/39	1,000	969
Countrywide Alternative Loan Trust
Series 2003-6T2 Class A1
6.500% due 06/25/33	143	143

251

Series 2003-J2 Class A1
6.000% due 10/25/33	462	457
Series 2004-12C Class 1A1
5.000% due 07/25/19	2,658	2,606
Series 2005-34C Class 1A6
5.500% due 09/25/35	3,421	3,420
Series 2005-73C Class 1A8
5.500% due 01/25/36	3,407	3,399
Countrywide Home Loan Mortgage Pass Through Trust (Ê)
Series 2005-HYB Class 5A1
5.250% due 02/20/36	1,193	1,192
Countrywide Securities Corp.
5.500% due 12/25/46	800	800
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P3A Class A1 (Ê)(p)
5.870% due 08/25/33	133	134
Series 2003-C4 Class A2
3.908% due 08/15/36	1,000	978
Series 2003-CK2 Class A1
3.006% due 03/15/36	702	686
Series 2004-C1 Class A1
2.254% due 01/15/37	877	862
Series 2005-C5 Class A1
5.046% due 08/15/38	3,350	3,341
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-AR2 Class 2A2
5.756% due 10/25/32	14	14
Fannie Mae
6.000% due 2008	57	57
5.500% due 2009	1,413	1,414
6.000% due 2010	128	128
6.500% due 2010	116	118
6.000% due 2011	152	154
6.500% due 2011	90	91
4.500% due 2013	2,347	2,299
5.000% due 2013	2,366	2,350
5.500% due 2013	301	302
6.000% due 2013	356	362
6.000% due 2014	1,780	1,809
5.500% due 2016	1,089	1,092
5.000% due 2017	91	90
5.500% due 2017	1,739	1,745
6.000% due 2017	180	182
5.000% due 2018	3,867	3,818
5.000% due 2019	481	475
5.000% due 2020	328	324
5.000% due 2021	989	974
5.500% due 2022	1,219	1,217
5.500% due 2033	77	76
6.000% due 2033	28	28
5.500% due 2034	13,645	13,515
4.664% due 2035 (Ê)	3,810	3,756
4.672% due 2035 (Ê)	529	525
4.900% due 2035 (Ê)	32,284	31,934
5.500% due 2035	19,884	19,663
5.813% due 2041 (Ê)	961	968
5.763% due 2042 (Ê)	716	720

252

Fannie Mae REMICS
Series 2003-129 Class PQ
4.500% due 07/25/33	230	229
Series 2003-24 Class PU
3.500% due 11/25/15	247	238
Series 2003-46 Class PQ
3.000% due 06/25/19	1,686	1,673
Series 2003-62 Class OD
3.500% due 04/25/26	1,250	1,203
Series 2003-63 Class GU
4.000% due 07/25/33	1,660	1,629
Series 2003-67 Class TA
3.000% due 08/25/17	3,279	3,070
Series 2003-75 Class NB
3.250% due 08/25/18	561	537
Series 2004-17 Class HA
3.000% due 01/25/19	1,940	1,791
Series 2004-21 Class QA
4.000% due 11/25/17	1,189	1,179
Federal Home Loan Bank System
Series 2004- Class 1
3.920% due 09/25/09	1,455	1,415
Series 2005-058 Class H
4.750% due 10/25/10	3,416	3,357
Federal Home Loan Mortgage Corp. Structured Pass
Through Securities (Ê)
Series 2005-63 Class 1A1
5.763% due 02/25/45	1,312	1,310
Freddie Mac
6.000% due 2009	50	50
6.000% due 2010	92	92
8.000% due 2010	16	16
6.000% due 2011	163	166
6.000% due 2032	403	408
6.000% due 2033	693	700
4.916% due 2035 (Ê)	871	861
Series 2003-263 Class YH
3.500% due 08/15/22	171	170
Freddie Mac Gold
4.000% due 2007	804	795
4.000% due 2008	663	649
4.500% due 2008	708	702
5.500% due 2008	68	68
6.500% due 2008	62	63
5.500% due 2009	164	164
6.000% due 2009	51	51
6.500% due 2009	236	238
6.000% due 2011	242	245
6.000% due 2013	113	115
5.500% due 2014	487	488
6.000% due 2014	118	120
6.000% due 2016	510	517
5.500% due 2017	843	845
5.000% due 2018	528	521
6.000% due 2028	114	116
5.500% due 2029	819	814
6.000% due 2029	244	247

253

6.000% due 2031	325	329
Freddie Mac REMICS
Series 1993-164 Class PD
4.500% due 09/15/08	40	39
Series 2003-255 Class PB
5.500% due 08/15/30	30	30
Series 2003-258 Class NS
3.250% due 09/15/15	1,216	1,173
Series 2003-261 Class JA
3.760% due 03/15/29	1,216	1,165
Series 2003-262 Class KP
2.870% due 12/15/16	2,722	2,564
Series 2003-263 Class CD
4.000% due 10/15/26	1,500	1,455
Series 2003-268 Class MX
4.000% due 07/15/16	2,041	1,978
Series 2003-271 Class OJ
3.500% due 03/15/11	84	84
Series 2004-276 Class EA
4.500% due 04/15/13	1,085	1,075
Series 2004-276 Class NL
3.250% due 03/15/14	3,411	3,277
Series 2004-282 Class EA
4.500% due 11/15/15	2,820	2,778
Series 2004-285 Class BA
4.500% due 02/15/20	1,342	1,317
Series 2005-305 Class AP
5.500% due 01/15/27	2,462	2,469
Series 2006-314 Class LF (Ê)
5.620% due 05/15/36	600	599
GE Capital Commercial Mortgage Corp.
Series 2001-3 Class A1
5.560% due 06/10/38	828	836
Series 2004-C3 Class A1
3.752% due 07/10/39	1,927	1,887
Series 2005-C1 Class A1
4.012% due 06/10/48	1,428	1,400
Ginnie Mae I
7.000% due 11/15/07	2	2
6.000% due 12/15/08	54	54
9.500% due 12/15/17	1	1
Ginnie Mae II (Ê)
4.750% due 07/20/27	114	115
5.000% due 02/20/32	201	201
Government National Mortgage Association
Series 2004-78 Class A
3.590% due 11/16/17	2,569	2,502
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
3.393% due 06/25/34	1,582	1,574
Harborview Mortgage Loan Trust (Ê)
Series 2006-12 Class 2A11
5.410% due 12/19/37	1,900	1,900
Impac CMB Trust (Ê)
Series 2004-2 Class A2
5.820% due 04/25/34	226	226
Indymac Index Mortgage Loan Trust (Ê)

254

Series 2006-AR1 Class 1A1A
5.410% due 10/25/36	800	800
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2 Class A1
4.326% due 12/12/34	726	712
Series 2005-LDP Class A1
4.655% due 08/15/42	1,560	1,546
4.613% due 10/15/42	1,848	1,830
Series 2005-LDP Class A2
4.790% due 10/15/42	2,150	2,123
LB-UBS Commercial Mortgage Trust
Series 2003-C1 Class A1
2.720% due 03/15/27	1,038	1,013
Series 2003-C3 Class A1
2.599% due 05/15/27	1,568	1,522
Lehman Brothers Floating Rate Commercial
Mortgage Trust (Ê)(p)
Series 2006-LLF Class A1
5.400% due 09/15/21	870	870
Mellon Residential Funding Corp. (Ê)
Series 2000-TBC Class A1
5.560% due 06/15/30	1,182	1,172
Merrill Lynch Mortgage Trust
Series 2006-C1 Class A1
5.528% due 05/12/39	2,582	2,604
Morgan Stanley Capital I
Series 2003-T11 Class A1
3.260% due 06/13/41	1,265	1,234
Series 2004-T13 Class A1
2.850% due 09/13/45	564	547
Series 2005-HQ6 Class A1
4.646% due 08/13/42	1,763	1,744
Morgan Stanley Dean Witter Capital I
Series 2002-HQ Class A2
6.090% due 04/15/34	131	132
Prime Mortgage Trust (Ê)
Series 2004-CL1 Class 1A2
5.730% due 02/25/34	212	213
Series 2004-CL1 Class 2A2
5.730% due 02/25/19	51	51
Residential Accredit Loans, Inc.
Series 2003-QS1 Class A1
5.000% due 09/25/18	3,463	3,394
Salomon Brothers Mortgage Securities VII
Series 2003-UP2 Class A1
4.000% due 12/25/18	931	879
Structured Asset Mortgage Investments, Inc. (Ê)
Series 2002-AR3 Class A1
5.650% due 09/19/32	58	58
Structured Asset Securities Corp. (Ê)
Series 2001-21A Class 1A1
6.792% due 01/25/32	75	75
Vendee Mortgage Trust
Series 2001-3 Class J
6.500% due 05/15/08	272	273
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2 Class A2

255

4.043% due 11/15/34	1,803	1,759
Series 2003-C4 Class A1
3.003% due 04/15/35	1,175	1,147
Series 2006-WL7 Class A1 (Ê)(p)
5.410% due 08/11/18	3,000	3,000
Washington Mutual, Inc.
Series 2002-AR1 Class A6
4.816% due 10/25/32	515	512
Series 2002-AR6 Class A (Ê)
5.963% due 06/25/42	401	402
Series 2002-AR9 Class 1A (Ê)
5.963% due 08/25/42	810	811
Series 2004-AR1 Class A2A (Ê)
5.745% due 11/25/34	1,650	1,660
Series 2005-AR1 Class A1A1 (Ê)
5.620% due 10/25/45	368	370
Series 2006-AR1 Class 2A (Ê)
5.777% due 09/25/46	797	797
Wells Fargo Mortgage Backed Securities Trust
Series 2005-9 Class 1A1
4.750% due 10/25/35	2,689	2,645
Series 2006-AR2 Class 2A1
4.950% due 03/25/36	1,202	1,192

		232,016

Non-US Bonds - 0.0%
Landwirtschaftliche Rentenbank
0.650% due 09/30/08	JPY 60,000	513

United States Government Agencies - 0.3%
Federal Home Loan Bank System
Series DE08
5.925% due 04/09/08	1,600	1,621
Series HK10
Zero coupon due 04/27/10	531	496
Freddie Mac
5.810% due 04/04/08	1,000	1,012

		3,129

United States Government Treasuries - 5.0%
United States Treasury Notes
3.875% due 05/15/09	9,500	9,330
4.000% due 11/15/12	49,803	48,322

		57,652

Total Long-Term Investments
(cost $796,447)		790,451

Preferred Stocks - 0.2%
Financial Services - 0.2%
DG Funding Trust (Ê)(Å)	219	2,331

Total Preferred Stocks
(cost $2,307)		2,331

	Notional Amount $
Options Purchased - 0.1%
(Number of Contracts)
Eurodollar Futures
Dec 2006 92.25 Put (250)	57,656	2
Dec 2006 92.50 Put (100)	23,125	1
Dec 2006 92.75 Put (72)	16,695	—

256

Dec 2006 94.00 Put (149)	35,015	1
Mar 2007 92.00 Put (292)	67,160	2
Jun 2007 91.00 Put (201)	45,728	1
Jun 2007 91.25 Put (316)	72,088	2
Sep 2007 91.75 Put (60)	13,763	—
Dec 2007 91.25 Put (777)	177,253	5
Swaptions
(Fund Pays/Fund Receives)
EUR Three Month LIBOR/
EUR 3.96%
Jul 2007 0.00 Call (1)	3,829	16
GBP Six Month LIBOR/
GBP 5.08%
Jun 2007 0.00 Call (1)	1,908	4
GBP Six Month LIBOR/
GBP 5.08%
Jun 2007 0.00 Call (1)	3,052	—
USD Three Month LIBOR/
USD 4.80%
Dec 2006 0.00 Call (1)	12,000	5
USD Three Month LIBOR/
USD 5.17%
Feb 2007 0.00 Call (1)	9,500	41
USD Three Month LIBOR/
USD 5.00%
Mar 2007 0.00 Call (2)	17,000	54
USD Three Month LIBOR/
USD 5.08%
Apr 2007 0.00 Call (1)	6,900	33
USD Three Month LIBOR/
USD 5.20%
May 2007 0.00 Call (1)	20,800	145
USD Three Month LIBOR/
USD 5.25%
Jun 2007 0.00 Call (1)	18,000	147
USD Three Month LIBOR/
USD 4.85%
Jul 2007 0.00 Call (1)	20,000	33
USD Three Month LIBOR/
USD 5.25%
Jul 2007 0.00 Call (1)	18,000	282

Total Options Purchased
(cost $551)		774

257

	Principal Amount ($) or Shares
Short-Term Investments - 31.5%
Alcoa, Inc.
4.250% due 08/15/07	1,175	1,161
American General Finance Corp. (Ê)
Series MTNG
5.429% due 03/23/07	200	200
Bank of America Corp. (ç)(ž)
5.370% due 11/01/06	7,600	7,600
Bank of Montreal
7.800% due 04/01/07	2,500	2,523
Barclays Bank PLC (ž)
5.271% due 01/29/07	2,700	2,707
Barclays US Funding Corp. (ž)
5.250% due 01/17/07	300	297
BNP Paribas Financial, Inc. (ç)(ž)
5.300% due 11/01/06	5,000	5,000
Boeing Co.
8.100% due 11/15/06	2,375	2,377
British Aerospace Finance, Inc. (p)
7.000% due 07/01/07	900	907
British Telecommunications PLC
7.000% due 05/23/07	1,700	1,712
CIT Group, Inc. (Ê)(Ñ)
5.620% due 09/20/07	3,800	3,808
Citigroup, Inc. (Ê)(Ñ)
5.451% due 06/04/07	1,000	1,001
Dexia Delaware LLC (ž)
5.240% due 01/18/07	10,600	10,480
Dominion Resources, Inc.
Series G
3.660% due 11/15/06	1,800	1,799
Fannie Mae Discount Notes (ç)(ž)
5.255% due 11/01/06 (ç)	9,700	9,700
5.080% due 11/15/06 (ç)	2,800	2,794
Zero coupon due 01/17/07	900	890
Federal Farm Credit Bank
12.250% due 02/01/07	864	866
FedEx Corp. (Ê)
5.579% due 08/08/07	800	801
Ford Motor Credit Co.
7.750% due 02/15/07 (Ñ)	200	200
6.340% due 03/21/07 (Ê)	2,800	2,799
Fortis Bank
5.265% due 04/28/08	1,700	1,699
France Treasury Bill BTF
Zero coupon due 12/21/06	EUR 1,300	1,651
Freddie Mac Discount Notes (ç)(ž)
Series RB
5.133% due 11/14/06	3,200	3,194
GMAC LLC (Ê)
6.274% due 01/16/07	200	200
Goldman Sachs Group, Inc. (Ê)
5.495% due 10/05/07	2,000	2,003
HBOS Treasury Services PLC

258

5.365% due 11/01/06 (ç)(ž)	3,000	3,000
5.265% due 11/22/06 (ç)(ž)	8,500	8,474
5.451% due 01/12/07 (Ê)(p)	900	900
HSBC Finance Corp. (Ê)
5.440% due 02/28/07	3,200	3,201
Inter-American Development Bank
6.375% due 10/22/07	5,305	5,373
International Lease Finance Corp.
5.625% due 06/01/07	1,600	1,602
Series MTNP
3.125% due 05/03/07	2,200	2,175
John Hancock Global Funding II
6.000% due 12/28/06	2,450	2,450
MBNA Corp.
6.250% due 01/17/07	2,000	2,003
MGM Mirage
9.750% due 06/01/07	1,200	1,224
National Rural Utilities Cooperative Finance
Corp.
Series MTNC
6.500% due 03/01/07	2,200	2,208
New York Life Global Funding (Ê)(p)
5.460% due 02/26/07	2,500	2,501
Nisource Finance Corp. (ç)
3.200% due 11/01/06	2,795	2,795
NiSource, Inc. (ç)
3.628% due 11/01/06	1,300	1,300
Pepco Holdings, Inc. (Ñ)
5.500% due 08/15/07	400	400
Principal Life Global Funding I (p)
5.125% due 06/28/07	2,000	1,996
Province of New Brunswick Canada (ç)
3.500% due 10/23/07	3,671	3,614
Prudential Financial, Inc.
4.104% due 11/15/06	500	500
Rabobank USA Financial Corp. (ç)(ž)
5.300% due 11/01/06	10,600	10,600
Royal Bank of Scotland (ç)(ž)
4.750% due 11/27/06	3,000	3,000
Russell Investment Company Money Market Fund	96,765,334	96,765
San Paolo IMI US Financial Co. (ç)(ž)
5.265% due 11/22/06	500	498
Skandinaviska Enskilda Banken (ç)(ž)
5.271% due 10/03/07	2,400	2,399
Societe Generale NA (ž)
5.266% due 12/21/06 (ç)	7,800	7,743
5.245% due 01/08/07	3,800	3,762
Texas Eastern Transmission, LP
5.250% due 07/15/07	2,900	2,889
TIAA Global Markets, Inc. (p)
5.000% due 03/01/07	3,625	3,621
UBS Financial Del LLC (ç)(ž)
5.280% due 11/01/06	10,500	10,477
5.290% due 11/01/06	100	100
5.265% due 11/16/06	1,100	1,098
United States Treasury Bills (ç)(ž)(§)
4.179% due 12/07/06	50	50

259

4.894% due 12/07/06	50	50
4.915% due 12/14/06	250	249
4.921% due 12/14/06	25	25
4.937% due 12/14/06	2,095	2,083
United States Treasury Notes
3.125% due 05/15/07	17,990	17,806
3.625% due 06/30/07	82,618	81,853
US Bancorp
Series MTNN
5.100% due 07/15/07	1,650	1,646
Wachovia Corp. (Ê)
Series *
5.410% due 07/20/07	3,500	3,503

Total Short-Term Investments
(cost $364,698)		364,302

Other Securities - 1.9%
Russell Investment Company
Money Market Fund (x)	5,623,714	5,624
State Street Securities Lending Quality Trust (x)	16,292,035	16,292

Total Other Securities
(cost $21,916)		21,916

Total Investments - 102.1%
(identified cost $1,185,919)		1,179,774
Other Assets and Liabilities,
Net - (2.1%)		(24,188)

Net Assets - 100.0%		1,155,586

See accompanying notes which are an integral part of the financial statements.

Short Duration Bond Fund

260

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Euribor Futures
expiration date 06/07 (34)	10,428	(10)
Eurodollar Futures (CME)
expiration date 12/06 (78)	18,454	(40)
expiration date 03/07 (524)	124,162	(532)
expiration date 06/07 (675)	160,228	(322)
expiration date 09/07 (813)	193,342	(32)
expiration date 12/07 (876)	208,587	305
expiration date 03/08 (7)	1,667	—
LIBOR Futures
expiration date 06/07 (14)	3,159	(4)
expiration date 09/07 (26)	5,868	(6)
expiration date 12/07 (16)	3,612	(3)
United States Treasury
2 Year Notes
expiration date 12/06 (186)	38,020	82
Short Positions
United States Treasury Bonds
expiration date 12/06 (256)	28,840	(440)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		(1,002)

Options Written (Number of Contracts)	Notional Amount $	Market Value $
Eurodollar Futures
Dec 2006 95.00 Put (12)	2,850	(11)
Dec 2006 95.25 Put (338)	80,486	(520)
Dec 2006 95.50 Put (40)	9,550	(87)
Mar 2007 94.75 Put (13)	3,079	(3)
Swaptions
(Fund Receives/Fund Pays)
EUR Six Month LIBOR/
EUR 4.100%
Jul 2007 0.00 Call (1)	1,276	(16)
GBP Six Month LIBOR/
GBP 4.850%
Jun 2007 0.00 Call (1)	572	(6)
GBP Six Month LIBOR/
GBP 4.850%
Jun 2007 0.00 Call (1)	954	(9)
GBP 4.500%/
GBP Six Month LIBOR
Dec 2006 0.00 Put (1)	3,243	(27)
USD Three Month LIBOR/
USD 4.850%
Dec 2006 0.00 Call (1)	5,000	(7)
USD Three Month LIBOR/
USD 5.240%
Feb 2007 0.00 Call (1)	4,100	(50)
USD Three Month LIBOR/
USD 5.040%
Mar 2007 0.00 Call (2)	7,000	(50)

261

USD Three Month LIBOR/
USD 5.220%
Apr 2007 0.00 Call (1)	3,000	(40)
USD Three Month LIBOR/
USD 5.315%
May 2007 0.00 Call (1)	9,100	(151)
USD Three Month LIBOR/
USD 5.370%
Jul 2007 0.00 Call (1)	8,000	(161)
USD Three Month LIBOR/
USD 4.950%
Jul 2007 0.00 Call (1)	4,200	(47)

Total Liability for Options Written
(premiums received $773)		(1,185)

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
EUR	1,522	USD	1,937	12/08/06	(9)
GBP	107	USD	200	11/30/06	(4)
JPY	15,662	USD	138	11/15/06	4
JPY	15,663	USD	138	11/15/06	3

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(6)

Interest Rate Swap Contracts

Counter Party	Notional Amount	Fund Receives	Fund Pays	Termination Date	Market Value $
Barclays Bank PLC	GBP 2,800	5.000%	Six Month LIBOR	06/15/07	(14)

BNP Paribas	EUR 1,200	2.090%	Consumer Price Index (France)	10/15/10	16
Lehman Brothers	GBP 1,500	4.500%	Six Month LIBOR	09/20/09	(39)
Merrill Lynch	GBP 1,600	4.500%	Six Month LIBOR	09/20/09	(41)
UBS	USD 42,500	5.000%	Three Month LIBOR	12/20/08	(29)

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - ($390)					(107)

Credit Default Swap Contracts

Reference Entity	Counter Party	Notional Amount $	Fund Receives Fixed Rate	Termination Date	Market Value $
Softbank Corp.	Deutsche Bank	30,000	2.300%	09/20/07	1

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - $0					1

Categories	% of Net Assets
Asset-Backed Securities	18.3
Corporate Bonds and Notes	20.0
International Debt	4.7
Mortgage-Backed Securities	20.1
Non-US Bonds	—	*
United States Government Agencies	0.3
United States Government Treasuries	5.0

262

Preferred Stocks	0.2
Options Purchased	0.1
Short Term Investments	31.5
Other Securities	1.9

Total Investments	102.1
Other Assets and Liabilities, Net	(2.1)

	100.0

Futures Contracts	(0.1)
Options Written	(0.1)
Foreign Currency Exchange Contracts	—	*
Interest Rate Swap Contracts	—	*
Credit Default Swap Contracts	—	*

*	Less than .05% of net assets.

263

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264

Russell Investment Company

Select Growth Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Select Growth - Class S

Periods Ended 10/31/06	Total Return
1 Year	6.48%
5 Years	4.55	%§
Inception*	(3.03	)%§

Select Growth - Class E

Periods Ended 10/31/06	Total Return
1 Year	6.31%
5 Years	4.31	%§
Inception*	(3.29	)%§

Select Growth - Class C

Periods Ended 10/31/06	Total Return
1 Year	5.23%
5 Years	3.35	%§
Inception*	(4.15	)%§

Select Growth - Class I

Periods Ended 10/31/06	Total Return
1 Year	6.75%
5 Years	4.70	%§
Inception*	(2.90	)%§

Russell 1000(R) Growth Index**

Periods Ended 10/31/06	Total Return
1 Year	10.84%
5 Years	4.07	%§
Inception*	(3.18	)%§

Select Growth Fund

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Select Growth Fund Class I, Class S, Class E and Class C Shares gained 6.75%, 6.48%, 6.31% and 5.23%, respectively. This compared to the Russell 1000(R) Growth Index, which gained 10.84% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

265

For the year ended October 31, 2006, the Lipper(R) Large-Cap Growth Funds Average returned 7.54%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s overweight in companies with higher growth rates, higher price/earnings multiples and lower dividend yields detracted significantly from the Fund’s performance in the fiscal year ended October 31, 2006. This was mainly due to the fact that during the last seven months of the fiscal year, the market rewarded slower growing and higher dividend yielding companies. Investor concern over a “hard landing” for the economy due to the Federal Reserve’s focus on containing inflation, quickly rising energy prices, weakening home sales and prices and weakened consumer confidence overshadowed the favorable earnings growth being generated by many companies during the period. Also during the last seven months of the fiscal year, the Fund’s emphasis on companies with positive earnings momentum went unrewarded due to investor skepticism over the ability of these companies to continue to grow their earnings at such attractive rates in an economic environment that was perceived to be weakening. This strong focus by the market on more defensive investments was not shared by the Fund’s money managers, which continued to expect more of a “soft landing” for the economy and kept their focus on higher growth companies.

This market environment was in stark contrast to the first five months of the fiscal year during which the market rewarded more cyclically oriented companies that were generating strong earnings growth, and the Fund was rewarded for its investments in these companies. During that period the Fund benefited from strong stock selection in the technology, financial services, materials and processing, and autos and transportation sectors.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Stock selection and sector allocations by the Fund’s money managers detracted from Fund performance during the period. Almost half of the underperformance in the Fund was due to weak stock selection in the health care sector. The Fund was underweight in many of the larger drug manufacturers, a sector which performed well during the period despite suffering from weak new product pipelines, pricing pressure and fears regarding regulation. Stock selection in the technology sector also detracted from results largely because of the Fund’s money manager stock selections in the communication technology area. The Fund’s underweight in producer durables and the more defensive consumer staples and utilities sectors, coupled with its overweight in higher growth technology stocks, detracted from Fund results.

As investor concerns over interest rates, energy prices and a potentially softening economy increased, Delaware Management Company, Ark Asset Management Co., Inc., Turner Investment Partners, Inc. and Fuller & Thaler Asset Management, Inc. each fell behind their respective style benchmarks for the final seven months of the fiscal year. In contrast, each of the money managers in the Fund, except Ark, outperformed its respective style benchmarks in the first five months of the fiscal year as the market rewarded strong earnings growth. CapitalWorks Investment Partners, LLC outperformed its benchmark for the entire period.

Delaware Management Company, the Fund’s best performer in fiscal 2005, detracted the most from returns in fiscal 2006 as its emphasis on a focused portfolio of quickly growing companies with what it deemed to be attractive long-term growth prospects was not rewarded by the market. Delaware’s stock selection in the consumer discretionary and technology sectors, particularly in the radio and TV broadcasting and computer technology, services and communications technology segments, was the largest detractor from its performance.

Select Growth Fund

Ark’s overweights and stock selection in the technology and health care sectors detracted the most from its performance as its emphasis on companies experiencing positive changes caused it to buy stocks in the communications technology and health care services areas. Stocks selected by Ark underperformed despite what it deemed to be improving earnings growth situations.

Turner’s stock selection in the health care and technology sectors detracted the most from its performance as its aggressive emphasis on companies with high earnings growth and strong earnings and price momentum was not rewarded by the market’s more defensive focus. Turner’s focus away from higher dividend paying stocks also worked against it. CapitalWorks outperformed its style benchmark by a wide margin during the overall period. CapitalWorks provides the Fund with exposure to smaller capitalization companies that are experiencing strong earnings growth. CapitalWorks contributed positively to the Fund’s performance particularly as smaller capitalization stocks outperformed the Fund’s Russell 1000 Growth Index benchmark. Strong stock selection, particularly in the technology and consumer discretionary sectors drove this outperformance.

266

Fuller & Thaler trailed its style benchmark. Strong stock selection in the technology and consumer discretionary sectors was offset by weaker stock selection in the financial services and health care sectors. Fuller & Thaler contributed positively to the Fund’s overall benchmark relative performance due to its focus on small capitalization stocks which outperformed the Fund’s Russell 1000 Growth Fund benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

Sustainable Growth Advisers, L.P. was added to the Fund’s money manager line-up in September to provide a consistent growth complement to the existing managers in the Fund structure. As a result, allocations to Ark and Turner were reduced and small reductions were also made in the target allocations of CapitalWorks and Fuller & Thaler. Among other goals, these changes where made to reduce the extent of the earnings momentum and small-capitalization tilts within the Fund.

Money Managers as of October 31, 2006	Style
Ark Asset Management Co., Inc.	Growth
CapitalWorks Investment Partners, LLC	Growth
Delaware Management Company, a series of
Delaware
Management Business Trust	Growth
Fuller & Thaler Asset Management, Inc.	Growth
Sustainable Growth Advisers, L.P.	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.

**	The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

267

Russell Investment Company

Select Growth Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$976.30	$1,013.96
Expenses Paid During
Period*	$11.11	$11.32

*	Expenses are equal to the Fund’s annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

268

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$982.10	$1,018.30
Expenses Paid During
Period*	$6.84	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$984.20	$1,020.37
Expenses Paid During
Period*	$4.80	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$982.40	$1,019.31
Expenses Paid During
Period*	$5.85	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

269

Russell Investment Company

Select Growth Fund

Schedule of Investments - October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 95.8%
Auto and Transportation - 3.8%
CH Robinson Worldwide, Inc.	12,120	506
Expeditors International Washington, Inc.	32,000	1,517
FedEx Corp.	10,250	1,174
Union Pacific Corp.	3,600	326
United Parcel Service, Inc. Class B	38,200	2,879
US Airways Group, Inc. (Æ)(Ñ)	7,400	369

		6,771

Consumer Discretionary - 21.6%
Activision, Inc. (Æ)(Ñ)	8,300	128
Alloy, Inc. (Æ)(Ñ)	4,650	64
AMN Healthcare Services, Inc. (Æ)(Ñ)	11,700	296
AnnTaylor Stores Corp. (Æ)(Ñ)	2,900	128
Apollo Group, Inc. Class A (Æ)	14,000	517
Best Buy Co., Inc.	3,300	182
Bright Horizons Family Solutions, Inc. (Æ)(Ñ)	2,000	77
Buca, Inc. (Æ)(Ñ)	19,900	107
Buffalo Wild Wings, Inc. (Æ)(Ñ)	2,700	140
Casual Male Retail Group, Inc. (Æ)	13,700	203
Charlotte Russe Holding, Inc. (Æ)(Ñ)	7,700	213
Christopher & Banks Corp.	5,500	148
Coach, Inc. (Æ)	29,650	1,175
Corrections Corp. of America (Æ)(Ñ)	3,800	174
Costco Wholesale Corp.	12,100	646
Crown Media Holdings, Inc. Class A (Æ)(Ñ)	12,100	48
Deckers Outdoor Corp. (Æ)(Ñ)	3,400	181
dELIA*s, Inc. (Æ)(Ñ)	10,100	92
Design Within Reach, Inc. (Æ)(Ñ)	14,900	93
DeVry, Inc. (Æ)(Ñ)	5,000	122
Diamond Management & Technology Consultants, Inc. (Æ)(Ñ)	10,800	117
eBay, Inc. (Æ)	106,200	3,412
Electronic Arts, Inc. (Æ)	46,440	2,456
Ezcorp, Inc. Class A (Æ)(Ñ)	3,800	172
Gap, Inc. (The)	16,000	336
Gemstar-TV Guide International, Inc. (Æ)	31,600	110
Google, Inc. Class A (Æ)	10,899	5,192
Gray Television, Inc. (Ñ)	12,400	80
Great Wolf Resorts, Inc. (Æ)(Ñ)	12,000	158
Home Depot, Inc.	16,700	623
Iconix Brand Group, Inc. (Æ)(Ñ)	4,782	89
Interchange Corp. (Æ)(Ñ)	9,800	56
International Game Technology	60,380	2,567
ITT Educational Services, Inc. (Æ)(Ñ)	3,000	207
Kohl’s Corp. (Æ)	4,700	332
Las Vegas Sands Corp. (Æ)	9,080	692
Leapfrog Enterprises, Inc. Class A (Æ)(Ñ)	22,200	214

270

LIFE TIME FITNESS, Inc. (Æ)(Ñ)	1,800	93
Lowe’s Cos., Inc. (Ñ)	25,900	781
MGM Mirage (Æ)	35,000	1,506
Multimedia Games, Inc. (Æ)(Ñ)	11,100	104
New Frontier Media, Inc. (Æ)	10,600	93
News Corp. Class A	37,100	774
Omnicom Group, Inc.	8,680	881
On Assignment, Inc. (Æ)(Ñ)	7,500	85
Parlux Fragrances, Inc. (Æ)(Ñ)	19,300	134
Revlon, Inc. Class A (Æ)(Ñ)	75,500	100
SAIC, Inc. (Æ)	3,800	76
Sears Holdings Corp. (Æ)(Ñ)	2,900	506
Sharper Image Corp. (Æ)(Ñ)	7,600	84
Staples, Inc.	156,400	4,034
Starbucks Corp. (Æ)(Ñ)	51,236	1,934
Starwood Hotels & Resorts Worldwide, Inc. (ö)	9,600	573
Steven Madden, Ltd. (Ñ)	5,100	220
TeleTech Holdings, Inc. (Æ)(Ñ)	6,600	128
TJX Cos., Inc.	17,010	492
Topps Co., Inc. (The) (Ñ)	14,900	130
Urban Outfitters, Inc. (Æ)(Ñ)	20,900	366
Valuevision Media, Inc. Class A (Æ)(Ñ)	9,700	125
Viacom, Inc. Class A (Æ)	13,000	506
Wal-Mart Stores, Inc.	42,800	2,109
WebSideStory, Inc. (Æ)(Ñ)	10,800	141
Weight Watchers International, Inc. (Ñ)	26,000	1,134

		38,656

Consumer Staples - 9.2%
Altria Group, Inc.	9,000	732
Boston Beer Co., Inc. Class A (Æ)(Ñ)	2,600	95
Clorox Co.	2,700	174
Coca-Cola Co. (The)	29,600	1,383
Colgate-Palmolive Co.	18,900	1,209
CVS Corp.	7,000	220
PepsiCo, Inc.	69,355	4,400
Procter & Gamble Co.	73,560	4,663
Sysco Corp.	36,500	1,277
Walgreen Co.	41,000	1,791
Whole Foods Market, Inc. (Ñ)	5,200	332
Wild Oats Markets, Inc. (Æ)(Ñ)	10,200	183

		16,459

Financial Services - 10.4%
Advent Software, Inc. (Æ)(Ñ)	7,000	259
American Express Co.	12,200	705
American International Group, Inc.	13,300	893
Automatic Data Processing, Inc.	31,000	1,533
Charles Schwab Corp. (The)	43,360	790
Chicago Mercantile Exchange Holdings, Inc. Class A	4,920	2,465
Chubb Corp.	11,810	628
Commerce Bancorp, Inc. (Ñ)	8,500	297
Cybersource Corp. (Æ)(Ñ)	9,400	96
First Data Corp.	8,200	199
Goldman Sachs Group, Inc.	5,560	1,055
Hartford Financial Services Group, Inc.	2,200	192
HealthExtras, Inc. (Æ)(Ñ)	4,400	101
Hypercom Corp. (Æ)(Ñ)	16,700	108
IntercontinentalExchange, Inc. (Æ)	16,600	1,401

271

Merrill Lynch & Co., Inc.	4,500	394
Moody’s Corp.	22,000	1,459
Morgan Stanley	4,600	352
Open Solutions, Inc. (Æ)(Ñ)	3,400	127
Paychex, Inc.	40,000	1,579
Pico Holdings, Inc. (Æ)(Ñ)	3,800	123
State Street Corp.	18,400	1,182
UBS AG	13,120	785
Wells Fargo & Co.	21,460	779
Western Union Co. (The) (Æ)	53,200	1,173

		18,675

Health Care - 17.9%
Abbott Laboratories	27,510	1,307
Albany Molecular Research, Inc. (Æ)(Ñ)	7,900	94
Allergan, Inc.	31,010	3,582
Amgen, Inc. (Æ)(Ñ)	23,900	1,814
Analogic Corp. (Ñ)	1,400	78
Applera Corp. - Celera Genomics Group (Æ)(Ñ)	8,700	135
Baxter International, Inc.	33,870	1,557
Bruker BioSciences Corp. (Æ)	20,400	162
Cardinal Health, Inc.	3,900	255
Caremark Rx, Inc.	8,400	414
Celgene Corp. (Æ)(Ñ)	17,800	951
Charles River Laboratories International, Inc. (Æ)	2,500	107
Cholestech Corp. (Æ)	2,600	40
Conor Medsystems, Inc. (Æ)(Ñ)	4,100	101
Cooper Cos., Inc. (The) (Ñ)	1,500	86
Covance, Inc. (Æ)(Ñ)	900	53
DaVita, Inc. (Æ)(Ñ)	5,400	300
Dendreon Corp. (Æ)(Ñ)	11,900	60
DOV Pharmaceutical, Inc. (Æ)(Ñ)	40,600	12
Eli Lilly & Co.	3,600	202
Genentech, Inc. (Æ)	28,100	2,341
Genzyme Corp. (Æ)(Ñ)	21,500	1,451
Gilead Sciences, Inc. (Æ)	31,185	2,149
GTx, Inc. (Æ)(Ñ)	9,100	101
Healthcare Services Group (Ñ)	2,500	68
Healthways, Inc. (Æ)(Ñ)	1,100	47
Henry Schein, Inc. (Æ)(Ñ)	3,000	149
Illumina, Inc. (Æ)(Ñ)	2,400	106
Intralase Corp. (Æ)(Ñ)	3,600	71
Inverness Medical Innovations, Inc. (Æ)(Ñ)	2,300	87
Invitrogen Corp. (Æ)(Ñ)	700	41
Johnson & Johnson	21,900	1,476
Lifecell Corp. (Æ)(Ñ)	3,900	91
Medco Health Solutions, Inc. (Æ)	12,900	690
Medtronic, Inc.	18,700	910
Merck & Co., Inc.	3,800	173
Neopharm, Inc. (Æ)(Ñ)	14,100	102
Neose Technologies, Inc. (Æ)	16,300	43
Neurometrix, Inc. (Æ)(Ñ)	5,800	95
Omnicell, Inc. (Æ)(Ñ)	5,600	105
Oxigene, Inc. (Æ)(Ñ)	10,400	41
Palatin Technologies, Inc. (Æ)(Ñ)	18,700	53
Phase Forward, Inc. (Æ)	7,700	107
PolyMedica Corp. (Ñ)	2,600	108
PSS World Medical, Inc. (Æ)	2,900	58

272

Rita Medical Systems, Inc. (Æ)(Ñ)	23,000	83
Schering-Plough Corp.	7,500	166
St. Jude Medical, Inc. (Æ)	29,700	1,020
Stryker Corp.	18,000	941
Tercica, Inc. (Æ)(Ñ)	17,800	90
Teva Pharmaceutical Industries, Ltd. - ADR	35,100	1,157
UnitedHealth Group, Inc.	45,000	2,195
Ventana Medical Systems, Inc. (Æ)(Ñ)	1,900	77
WellPoint, Inc. (Æ)	18,500	1,412
Wyeth	28,000	1,429
Zimmer Holdings, Inc. (Æ)	21,000	1,512

		32,055

Materials and Processing - 2.4%
Archer-Daniels-Midland Co.	21,945	845
Caraustar Industries, Inc. (Æ)(Ñ)	15,300	166
Harsco Corp.	1,300	106
Housevalues, Inc. (Æ)(Ñ)	20,100	118
Insituform Technologies, Inc. Class A (Æ)	6,500	152
Monsanto Co.	24,630	1,089
Praxair, Inc.	26,000	1,566
Unifi, Inc. (Æ)	27,100	75
Valmont Industries, Inc.	1,600	89

		4,206

Miscellaneous - 3.3%
3M Co.	3,000	237
Foster Wheeler, Ltd. (Æ)(Ñ)	2,900	130
General Electric Co.	152,028	5,338
Textron, Inc.	2,700	245

		5,950

Other Energy - 1.5%
Baker Hughes, Inc.	4,100	283
Cameron International Corp. (Æ)	3,800	190
ENSCO International, Inc.	2,200	108
Foundation Coal Holdings, Inc. (Ñ)	2,400	88
Hercules Offshore, Inc. (Æ)(Ñ)	3,100	110
Petroquest Energy, Inc. (Æ)(Ñ)	11,300	129
Schlumberger, Ltd.	4,600	290
Smith International, Inc. (Ñ)	4,000	158
TGC Industries, Inc. (Æ)	4,700	37
Weatherford International, Ltd. (Æ)	16,520	679
XTO Energy, Inc.	11,950	558

		2,630

Producer Durables - 3.8%
American Tower Corp. Class A (Æ)	12,900	465
Applied Materials, Inc.	47,677	829
Boeing Co.	4,200	335
CalAmp Corp. (Æ)(Ñ)	13,100	87
Credence Systems Corp. (Æ)(Ñ)	32,900	106
Crown Castle International Corp. (Æ)(Ñ)	2,800	94
Danaher Corp.	10,460	751
Deere & Co.	5,300	451
Entegris, Inc. (Æ)(Ñ)	11,027	124
ESCO Technologies, Inc. (Æ)(Ñ)	2,200	96
Flow International Corp. (Æ)(Ñ)	8,500	100
General Cable Corp. (Æ)(Ñ)	4,600	173
Goodrich Corp.	5,600	247
Intevac, Inc. (Æ)(Ñ)	6,922	143

273

Kla-Tencor Corp.	15,600	767
L-1 Identity Solutions, Inc. (Æ)(Ñ)	5,500	79
Polycom, Inc. (Æ)(Ñ)	7,000	192
Radyne Corp. (Æ)(Ñ)	11,300	114
Rudolph Technologies, Inc. (Æ)(Ñ)	9,500	168
SBA Communications Corp. Class A (Æ)(Ñ)	6,500	174
Sonic Solutions, Inc. (Æ)(Ñ)	9,600	155
Tektronix, Inc.	4,100	124
Teradyne, Inc. (Æ)(Ñ)	16,700	234
Thermo Electron Corp. (Æ)(Ñ)	11,650	499
United Technologies Corp.	3,000	197
Zygo Corp. (Æ)	4,200	73

		6,777

Technology - 20.9%
Actuate Corp. (Æ)(Ñ)	16,200	85
Agile Software Corp. (Æ)(Ñ)	14,600	98
Akamai Technologies, Inc. (Æ)(Ñ)	10,500	492
Amdocs, Ltd. (Æ)	3,200	124
Apple Computer, Inc. (Æ)	35,964	2,916
Art Technology Group, Inc. (Æ)(Ñ)	46,100	115
AsiaInfo Holdings, Inc. (Æ)(Ñ)	19,100	92
Aspen Technology, Inc. (Æ)(Ñ)	3,600	36
Authentidate Holding Corp. (Æ)(Ñ)	13,900	26
BEA Systems, Inc. (Æ)(Ñ)	11,600	189
Broadcom Corp. Class A (Æ)(Ñ)	38,950	1,179
Captaris, Inc. (Æ)(Ñ)	15,100	89
Centillium Communications, Inc. (Æ)	26,526	56
Cisco Systems, Inc. (Æ)	121,070	2,921
Citrix Systems, Inc. (Æ)(Ñ)	2,900	86
Cognizant Technology Solutions Corp. Class A (Æ)	6,160	464
Corning, Inc. (Æ)	45,500	930
Daktronics, Inc. (Ñ)	5,000	118
Dell, Inc. (Æ)	38,600	939
Ditech Networks, Inc. (Æ)(Ñ)	13,000	103
Equinix, Inc. (Æ)(Ñ)	1,500	103
Gartner, Inc. (Æ)(Ñ)	17,400	324
Harmonic, Inc. (Æ)	22,700	184
Integrated Device Technology, Inc. (Æ)(Ñ)	7,300	116
Intuit, Inc. (Æ)	59,690	2,107
Iomega Corp. (Æ)(Ñ)	17,400	72
JDS Uniphase Corp. (Æ)(Ñ)	10,849	158
Lawson Software, Inc. (Æ)(Ñ)	17,400	133
LCC International, Inc. Class A (Æ)(Ñ)	28,500	103
Microsoft Corp.	124,600	3,577
Motorola, Inc.	62,120	1,432
Napster, Inc. (Æ)(Ñ)	23,400	111
National Semiconductor Corp.	24,900	605
Network Appliance, Inc. (Æ)	20,900	763
Newport Corp. (Æ)(Ñ)	9,000	195
Nuance Communications, Inc. (Æ)(Ñ)	10,000	115
NVE Corp. (Æ)(Ñ)	4,600	204
Nvidia Corp. (Æ)	30,550	1,065
Opsware, Inc. (Æ)(Ñ)	5,200	47
PMC - Sierra, Inc. (Æ)(Ñ)	17,900	119
Qualcomm, Inc.	116,300	4,232
Redback Networks, Inc. (Æ)	10,345	164
Research In Motion, Ltd. (Æ)	8,030	943

274

Safeguard Scientifics, Inc. (Æ)(Ñ)	35,500	87
SanDisk Corp. (Æ)(Ñ)	56,230	2,705
SAP AG - ADR	12,000	596
Seachange International, Inc. (Æ)(Ñ)	18,400	154
Seagate Technology (Ñ)	75,000	1,693
Semtech Corp. (Æ)	5,800	76
SimpleTech, Inc. (Æ)(Ñ)	17,300	150
Standard Microsystems Corp. (Æ)(Ñ)	6,100	188
Sun Microsystems, Inc. (Æ)	185,600	1,008
Sykes Enterprises, Inc. (Æ)(Ñ)	8,600	174
Texas Instruments, Inc.	67,350	2,033
Transaction Systems Architects, Inc. (Æ)	3,000	101
Transwitch Corp. (Æ)(Ñ)	49,800	73
Ultimate Software Group, Inc. (Æ)(Ñ)	7,000	173
Varian, Inc. (Æ)	1,400	66
Zhone Technologies, Inc. (Æ)	63,700	90

		37,297

Utilities - 1.0%
Comcast Corp. Class A (Æ)	16,190	658
Leap Wireless International, Inc. (Æ)(Ñ)	3,100	172
Level 3 Communications, Inc. (Æ)(Ñ)	35,100	186
MDU Communications International, Inc. (Æ)	29,200	21
NeuStar, Inc. Class A (Æ)(Ñ)	2,300	67
NII Holdings, Inc. (Æ)	10,820	704

		1,808

Total Common Stocks
(cost $149,450)		171,284

Short-Term Investments - 4.1%
Russell Investment Company
Money Market Fund	6,304,000	6,304
United States Treasury Bills (ç)(ž)(§)
4.891% due 12/07/06	1,000	995

Total Short-Term Investments
(cost $7,299)		7,299

Other Securities - 17.5%
Russell Investment Company
Money Market Fund (×)	8,034,151	8,034
State Street Securities Lending Quality Trust (×)	23,275,131	23,275

Total Other Securities
(cost $31,309)		31,309

Total Investments - 117.4%
(identified cost $188,058)		209,892
Other Assets and Liabilities,
Net - (17.4%)		(31,152)

Net Assets - 100.0%		178,740

275

Russell Investment Company

Select Growth Fund

Schedule of Investments — October 31, 2006

Amounts in thousands

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Nasdaq 100 Index (CME)
expiration date 12/06 (13)	2,266	202
Russell 1000 Growth Index
expiration date 12/06 (11)	2,996	177
S&P 500 E-Mini Index (CME)
expiration date 12/06 (11)	761	40
S&P 500 Index (CME) expiration date 12/06 (4)	1,383	5

Total Unrealized Appreciation
(Depreciation) on Open Futures
Contracts		424

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	%of Net Assets
Auto and Transportation	3.8
Consumer Discretionary	21.6
Consumer Staples	9.2
Financial Services	10.4
Health Care	17.9
Materials and Processing	2.4
Miscellaneous	3.3
Other Energy	1.5
Producer Durables	3.8
Technology	20.9
Utilities	1.0
Short-Term Investments	4.1
Other Securities	17.5

Total Investments	117.4
Other Assets and Liabilities, Net	(17.4)

100.0

Futures Contracts	0.2

276

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277

Russell Investment Company

Select Value Fund

Portfolio Management Discussion — October 31, 2006 (Unaudited)

Select Value Fund - Class S

Periods Ended 10/31/06	Total Return
1 Year	18.32%
5 Years	10.49	%§
Inception*	6.24	%§

Select Value Fund - Class E

Periods Ended 10/31/06	Total Return
1 Year	18.15%
5 Years	10.25	%§
Inception*	5.97	%§

Select Value Fund - Class C

Periods Ended 10/31/06	Total Return
1 Year	17.01%
5 Years	9.26	%§
Inception*	5.05	%§

Select Value Fund - Class I

Periods Ended 10/31/06	Total Return
1 Year	18.47%
5 Years	10.63	%§
Inception*	6.38	%§

Russell 1000(R) Value Index**

Periods Ended 10/31/06	Total Return
1 Year	21.46%
5 Years	11.64	%§
Inception*	7.38	%§

Select value Fund

278

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, the Select Value Fund Class I, Class S, Class E and Class C Shares gained 18.47%, 18.32%, 18.15% and 17.01%, respectively. This compared to the Russell 1000(R) Value Index, which gained 21.46% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended October 31, 2006, the Lipper(R) Large-Cap Value Funds Average returned 17.65%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

In the first nine months of the fiscal year, the Fund was negatively impacted by three of the primary market drivers. These were soaring energy prices, continued outperformance of value stocks relative to growth stocks, and investor’s preference for high yield, defensive stocks.

Given the strength in oil prices and related stocks, the money managers in the Fund believed these stocks were overvalued and took significant underweight positions. Unfortunately, oil prices continued to surge through mid-August, at which point they peaked near $80 a barrel.

Similarly, value stocks have outperformed relative to growth stocks since early 2000. The Fund’s money managers believed this trend was unsustainable. They positioned their portfolios to take advantage of attractive valuations in stocks with growth expectations that were above the Russell 1000 Value Index. However, value stocks continued to outperform through mid-August, detracting from the Fund’s performance.

Lastly, most of the Fund’s money managers believed that the economy would slow to moderate growth levels. However, in May, investors became fearful of a sharp correction in the economy which led them to seek defensive, high yield stocks. This trend continued through July, having a notable negative impact on Fund performance as the money managers had positioned the Fund to benefit from a slowing economy by underweighting the highest dividend yielding stocks.

Beginning mid-August, these trends reversed. As such, the Fund has outperformed since that time.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Value managers tend to be contrarian, buying stocks that have underperformed and are selling at attractive valuations. The strong relative performance of energy, deep value, and high yielding stocks made those stocks less fundamentally attractive to value managers. With a tilt towards owning stocks with both attractive values and good growth prospects, the Fund’s money managers focused on higher growth, less defensive, and larger capitalization stocks. As a result, the Fund had a pronounced tilt toward stocks with higher growth characteristics selling at moderate valuations. Also, the Fund’s money managers avoided stocks with high dividend yields. These tilts contributed negatively to the Fund’s performance during the fiscal year as the market rewarded defensive, high dividend yield stocks.

Poor stock and industry selection by the Fund’s money managers during the period also contributed negatively to performance. Iridian Asset Management LLC was the biggest detractor, significantly underperforming its benchmark due mainly to poor stock and industry selection but also because of the factors discussed above. Systematic Financial Management, L.P. also underperformed for the same reasons. DePrince Race & Zollo, Inc. outperformed the benchmark due to positive industry and sector selection.

At the stock selection level, overweights in Boston Scientific and Unitedhealth detracted from performance, as did underweights in BellSouth and Exxon Mobil. Overweights in China Mobile, Guidant and Allegheny Technologies contributed positively to performance.

279

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of October 31, 2006	Style
DePrince, Race & Zollo, Inc.	Value
Iridian Asset Management, LLC	Value
MFS Institutional Advisors, Inc.	Value
Netols Asset Management, Inc.	Value
Systematic Financial Management, L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Commenced operations on January 31, 2001.
**	Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.
§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

280

Russell Investment Company

Select Value Fund

Shareholder Expense Example — October 31, 2006 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2006 to October 31, 2006.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,046.40	$1,014.62
Expenses Paid During
Period*	$10.83	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

281

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,050.60	$1,018.75
Expenses Paid During
Period*	$6.62	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,052.10	$1,020.47
Expenses Paid During
Period*	$4.86	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
May 1, 2006	$1,000.00	$1,000.00
Ending Account Value
October 31, 2006	$1,052.40	$1,019.76
Expenses Paid During
Period*	$5.59	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

282

Russell Investment Company

Select Value Fund

Schedule of Investments — October 31, 2006

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $
Common Stocks - 94.0%
Auto and Transportation - 2.1%
Airtran Holdings, Inc. (Æ)(Ñ)	36,138	360
Alexander & Baldwin, Inc. (Ñ)	9,923	457
Burlington Northern Santa Fe Corp.	16,110	1,249
Con-way, Inc.	1,720	81
Continental AG - ADR (Æ)	12,600	1,399
CSX Corp.	23,656	844
Fleetwood Enterprises, Inc. (Æ)(Ñ)	29,985	214
General Maritime Corp. (Ñ)	11,670	426
Keystone Automotive Industries, Inc. (Æ)(Ñ)	14,228	547
Norfolk Southern Corp.	14,760	776
Polaris Industries, Inc. (Ñ)	17,700	758
United Parcel Service, Inc. Class B	10,700	806
Visteon Corp. (Æ)	65,667	485
Wabtec Corp. (Ñ)	21,466	674

		9,076

Consumer Discretionary - 9.0%
99 Cents Only Stores (Æ)(Ñ)	27,627	331
Accenture, Ltd. Class A (Æ)	37,770	1,243
Arbitron, Inc. (Ñ)	14,574	612
Casual Male Retail Group, Inc. (Æ)(Ñ)	39,398	584
Corinthian Colleges, Inc. (Æ)(Ñ)	35,031	429
Cost Plus, Inc. (Æ)(Ñ)	44,565	533
Cox Radio, Inc. Class A (Æ)(Ñ)	21,806	367
DeVry, Inc. (Æ)(Ñ)	20,263	493
Diamond Management & Technology Consultants, Inc. (Æ)(Ñ)	44,735	485
Family Dollar Stores, Inc.	27,000	795
Federated Department Stores, Inc.	38,120	1,674
Gap, Inc. (The)	56,500	1,188
Hanesbrands, Inc. (Æ)	3,271	77
Harrah’s Entertainment, Inc.	28,500	2,118
Hasbro, Inc. (Ñ)	66,720	1,729
Home Depot, Inc.	9,760	364
International Flavors & Fragrances, Inc.	15,800	671
Jarden Corp. (Æ)(Ñ)	15,064	542
JC Penney Co., Inc.	24,400	1,836
Kimberly-Clark Corp.	30,000	1,996
Liberty Media Holding Corp. (Æ)	56,000	1,236
Liberty Media Holding Corp.Series A (Æ)	11,900	1,060
Limited Brands, Inc.	20,900	616
McDonald’s Corp.	58,100	2,436
MGM Mirage (Æ)	64,900	2,792
New York Times Co. Class A (Ñ)	10,660	258
Nike, Inc. Class B	13,980	1,284
O’Charleys, Inc. (Æ)(Ñ)	27,193	541
Omnicom Group, Inc.	5,000	507
Reader’s Digest Association, Inc. (The) (Ñ)	24,966	359
Ross Stores, Inc.	23,900	703

283

RR Donnelley & Sons Co.	27,000	914
Sabre Holdings Corp. Class A	37,700	958
School Specialty, Inc. (Æ)(Ñ)	10,796	423
Sears Holdings Corp. (Æ)(Ñ)	4,200	733
ServiceMaster Co. (The) (Ñ)	48,500	550
Sturm Ruger & Co., Inc. (Æ)(Ñ)	46,513	387
TJX Cos., Inc.	54,000	1,563
Viacom, Inc. Class A (Æ)	21,047	819
Walt Disney Co.	52,580	1,654
WPP Group PLC - ADR (Æ)(Ñ)	4,040	259

		38,119

Consumer Staples - 4.1%
Altria Group, Inc.	75,600	6,149
Coca-Cola Co. (The)	22,100	1,033
ConAgra Foods, Inc.	26,100	683
Del Monte Foods Co.	44,413	479
Diageo PLC - ADR	13,020	970
Fomento Economico Mexicano SA de CV - ADR	3,500	338
Hershey Co. (The) (Ñ)	19,800	1,048
HJ Heinz Co.	19,600	826
Kellogg Co.	24,000	1,207
Lance, Inc. (Ñ)	20,317	397
Molson Coors Brewing Co. Class B (Ñ)	16,100	1,146
Nestle SA - ADR	8,830	754
PepsiCo, Inc.	7,510	476
Procter & Gamble Co.	26,100	1,654
Tyson Foods, Inc. Class A	13,320	192

		17,352

Financial Services - 25.9%
Aflac, Inc.	4,440	199
AG Edwards, Inc.	11,900	679
Allstate Corp. (The)	56,940	3,494
American Express Co.	17,610	1,018
American International Group, Inc.	65,000	4,366
AmSouth Bancorporation	29,600	895
Amvescap PLC - ADR (Æ)(Ñ)	46,300	1,064
Annaly Capital Management, Inc. (ö)	73,600	966
Assurant, Inc.	26,800	1,411
Astoria Financial Corp.	21,900	635
Bank of America Corp.	234,785	12,648
Bank of New York Co., Inc. (The)	35,990	1,237
Bear Stearns Cos., Inc. (The)	11,400	1,725
Cedar Shopping Centers, Inc. (ö)(Ñ)	26,576	444
Chubb Corp.	12,240	651
Cigna Corp.	17,490	2,046
Citigroup, Inc.	175,810	8,819
Colonial BancGroup, Inc. (The)	26,800	639
Countrywide Financial Corp.	64,900	2,474
Douglas Emmett, Inc. (Æ)(ö)	2,700	64
Dow Jones & Co., Inc. (Ñ)	22,300	783
Fannie Mae	32,520	1,927
Federated Investors, Inc. Class B	33,000	1,132
First Horizon National Corp. (Ñ)	17,100	672
First Industrial Realty Trust, Inc. (ö)(Ñ)	11,268	518
First Marblehead Corp. (The) (Ñ)	7,020	474
Franklin Resources, Inc.	4,760	542
Freddie Mac	6,650	459

284

GATX Corp. (Ñ)	10,066	439
Genworth Financial, Inc. Class A	30,940	1,035
Goldman Sachs Group, Inc.	15,810	3,001
H&R Block, Inc.	31,500	689
Hanover Insurance Group, Inc. (The)	9,602	435
Hartford Financial Services Group, Inc.	25,070	2,185
Huntington Bancshares, Inc.	49,600	1,211
Jones Lang LaSalle, Inc.	15,400	1,417
JPMorgan Chase & Co.	128,900	6,115
KeyCorp	25,500	947
Kronos, Inc. (Æ)(Ñ)	11,902	403
Legg Mason, Inc.	22,300	2,007
Lehman Brothers Holdings, Inc.	36,500	2,841
Lincoln National Corp.	15,100	956
Loews Corp.	26,200	1,020
MBIA, Inc.	19,600	1,216
Mellon Financial Corp.	22,690	880
Mercury General Corp.	12,100	626
Merrill Lynch & Co., Inc.	69,320	6,060
Metlife, Inc.	51,370	2,935
Morgan Stanley	11,200	856
New York Community Bancorp, Inc. (Ñ)	64,300	1,051
PNC Financial Services Group, Inc.	19,340	1,354
South Financial Group, Inc. (The) (Ñ)	29,600	785
St. Paul Travelers Cos., Inc. (The)	28,600	1,462
Sun Communities, Inc. (ö)	9,645	338
SunTrust Banks, Inc.	40,890	3,230
UBS AG	73,710	4,411
US Bancorp	101,900	3,448
Wachovia Corp.	16,600	921
Washington Mutual, Inc. (Ñ)	60,200	2,546
Westamerica Bancorporation (Ñ)	8,360	417

		109,218

Health Care - 11.5%
Abbott Laboratories	22,850	1,086
AmerisourceBergen Corp.	24,300	1,147
Amgen, Inc. (Æ)	51,700	3,925
Biogen Idec, Inc. (Æ)(Ñ)	66,115	3,147
Boston Scientific Corp. (Æ)	89,500	1,424
Chattem, Inc. (Æ)(Ñ)	11,806	501
Diversa Corp. (Æ)(Ñ)	28,430	265
Eli Lilly & Co.	31,530	1,766
Gentiva Health Services, Inc. (Æ)(Ñ)	30,432	565
Genzyme Corp. (Æ)	36,800	2,484
Johnson & Johnson	60,540	4,080
KV Pharmaceutical Co. Class A (Æ)(Ñ)	25,151	561
LifePoint Hospitals, Inc. (Æ)(Ñ)	15,573	553
Matria Healthcare, Inc. (Æ)(Ñ)	21,086	595
McKesson Corp.	10,700	536
Medco Health Solutions, Inc. (Æ)	11,500	615
Medtronic, Inc.	59,300	2,887
Merck & Co., Inc.	78,890	3,583
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	28,124	548
Pfizer, Inc.	219,900	5,860
PolyMedica Corp. (Ñ)	16,281	676
PSS World Medical, Inc. (Æ)	24,925	502
Sunrise Senior Living, Inc. (Æ)(Ñ)	14,759	461

285

UnitedHealth Group, Inc.	85,000	4,146
US Physical Therapy, Inc. (Æ)	21,118	254
WellPoint, Inc. (Æ)	55,240	4,216
Wyeth	44,630	2,277

		48,660

Integrated Oils - 4.8%
Chevron Corp.	69,902	4,697
ConocoPhillips	54,910	3,308
Exxon Mobil Corp.	129,690	9,262
Hess Corp.	23,670	1,004
Marathon Oil Corp.	7,600	657
Total SA - ADR	17,960	1,224

		20,152

Materials and Processing - 7.6%
Acuity Brands, Inc. (Ñ)	11,696	579
Air Products & Chemicals, Inc.	11,120	775
Airgas, Inc.	19,700	745
Albemarle Corp. (Æ)	8,900	579
American Standard Cos., Inc.	73,800	3,269
Avery Dennison Corp. (Ñ)	12,400	783
Bowater, Inc. (Ñ)	35,130	735
Brush Engineered Materials, Inc. (Æ)(Ñ)	18,962	638
Chemtura Corp.	51,200	439
Commercial Metals Co.	18,789	500
Dow Chemical Co. (The)	44,620	1,820
EI Du Pont de Nemours & Co.	42,600	1,951
Freeport-McMoRan Copper & Gold, Inc. Class B	17,700	1,070
International Paper Co.	45,450	1,516
IPSCO, Inc.	9,500	869
Lubrizol Corp.	13,900	625
Lyondell Chemical Co.	17,300	444
Masco Corp.	67,230	1,859
MeadWestvaco Corp.	31,200	859
Modtech Holdings, Inc. (Æ)(Ñ)	43,809	223
Nalco Holding Co. (Æ)	11,550	234
Packaging Corp. of America	26,700	613
Phelps Dodge Corp.	5,100	512
PPG Industries, Inc.	19,410	1,328
Praxair, Inc.	10,640	641
Precision Castparts Corp.	42,800	2,913
RPM International, Inc. (Ñ)	33,100	634
Sherwin-Williams Co. (The)	10,420	617
Smurfit-Stone Container Corp. (Æ)	17,360	185
Spartech Corp.	20,349	557
Steel Dynamics, Inc. (Ñ)	8,100	487
Syngenta AG - ADR	32,590	1,050
Teck Cominco, Ltd. Class B	21,600	1,592
Valspar Corp.	21,500	576

		32,217

Miscellaneous - 2.7%
3M Co.	26,100	2,058
General Electric Co.	72,100	2,531
Honeywell International, Inc.	32,300	1,361
Johnson Controls, Inc.	12,990	1,059
Textron, Inc.	27,900	2,537
Trinity Industries, Inc. (Ñ)	49,050	1,769

		11,315

286

Other Energy - 4.8%
Apache Corp.	10,960	716
Chesapeake Energy Corp.	111,300	3,611
Devon Energy Corp.	54,850	3,666
Diamond Offshore Drilling, Inc. (Ñ)	19,600	1,357
Encore Acquisition Co. (Æ)(Ñ)	18,749	469
EOG Resources, Inc.	35,500	2,362
Forest Oil Corp. (Æ)	9,161	299
Global Industries, Ltd. (Æ)	25,196	418
Hanover Compressor Co. (Æ)(Ñ)	29,867	553
Matrix Service Co. (Æ)(Ñ)	31,761	456
National-Oilwell Varco, Inc. (Æ)	33,700	2,035
Noble Corp.	5,000	351
Sunoco, Inc.	6,300	417
Transocean, Inc. (Æ)	22,800	1,654
Valero Energy Corp.	28,100	1,470
Whiting Petroleum Corp. (Æ)(Ñ)	10,420	465

		20,299

Producer Durables - 7.4%
Agilent Technologies, Inc. (Æ)	104,900	3,734
Applied Signal Technology, Inc. (Ñ)	20,993	311
BE Aerospace, Inc. (Æ)	21,356	540
Boeing Co.	50,500	4,033
C&D Technologies, Inc. (Ñ)	76,191	378
Champion Enterprises, Inc. (Æ)(Ñ)	49,685	460
Cooper Industries, Ltd. Class A	4,440	397
Crane Co.	10,578	412
Deere & Co.	27,670	2,356
Esterline Technologies Corp. (Æ)(Ñ)	11,199	422
Federal Signal Corp. (Ñ)	35,412	540
General Cable Corp. (Æ)	18,635	701
Goodrich Corp.	41,200	1,816
IDEX Corp.	8,608	404
Illinois Tool Works, Inc.	4,220	202
Lam Research Corp. (Æ)	16,800	831
Lockheed Martin Corp.	42,420	3,688
Nokia OYJ - ADR	66,300	1,318
Northrop Grumman Corp.	32,500	2,158
Pentair, Inc. (Ñ)	26,000	856
Robbins & Myers, Inc.	18,240	702
Terex Corp. (Æ)	22,600	1,170
United Technologies Corp.	41,010	2,695
Varian Semiconductor Equipment Associates, Inc. (Æ)	7,641	279
WW Grainger, Inc.	9,330	679

		31,082

Technology - 5.3%
Advanced Micro Devices, Inc. (Æ)(Ñ)	13,000	276
American Science & Engineering, Inc. (Æ)(Ñ)	8,338	439
Analog Devices, Inc.	32,370	1,030
Avid Technology, Inc. (Æ)(Ñ)	6,020	217
Broadcom Corp. Class A (Æ)	17,800	539
CACI International, Inc. Class A (Æ)(Ñ)	8,338	480
Cisco Systems, Inc. (Æ)	45,300	1,093
General Dynamics Corp.	41,900	2,979
Harris Corp.	18,400	784

287

Hewlett-Packard Co.	130,760	5,066
Intel Corp.	144,730	3,089
International Business Machines Corp.	8,400	776
Linear Technology Corp.	20,500	638
LSI Logic Corp. (Æ)	41,400	416
Mantech International Corp. Class A (Æ)(Ñ)	15,480	527
Oracle Corp. (Æ)	53,120	981
Rockwell Automation, Inc.	6,940	430
Seagate Technology, Inc. (Æ)	1,900	—
Sybase, Inc. (Æ)	17,594	428
Symantec Corp. (Æ)	38,000	754
Synopsys, Inc. (Æ)	23,000	518
Trimble Navigation, Ltd. (Æ)	9,900	458
Varian, Inc. (Æ)(Ñ)	8,520	399

		22,317

Utilities - 8.8%
Alaska Communications Systems Group, Inc. (Ñ)	40,912	589
Alltel Corp.	65,200	3,476
Ameren Corp. (Ñ)	5,600	303
America Movil SA de CV Series L	49,400	2,118
American Electric Power Co., Inc.	18,500	766
Aqua America, Inc. (Ñ)	26,900	652
AT&T, Inc.	86,600	2,966
Atmos Energy Corp.	13,600	418
BellSouth Corp.	12,100	546
China Mobile, Ltd. - ADR (Ñ)	63,100	2,573
Citizens Communications Co.	59,200	868
Comcast Corp. Class A (Æ)	43,800	1,781
Consolidated Edison, Inc. (Ñ)	6,600	319
Dominion Resources, Inc.	33,820	2,739
Embarq Corp. (Æ)	9,857	477
Entergy Corp.	7,420	637
Exelon Corp.	25,400	1,574
FPL Group, Inc. (Ñ)	52,090	2,657
Level 3 Communications, Inc. (Æ)(Ñ)	65,000	344
NiSource, Inc.	25,900	603
Oneok, Inc.	13,200	549
PPL Corp.	54,870	1,894
Progress Energy, Inc. - CVO	1,300	—
Public Service Enterprise Group, Inc.	3,370	206
Rogers Communications, Inc. Class B (Æ)	10,700	640
SCANA Corp.	7,200	288
Sprint Nextel Corp.	77,790	1,454
TECO Energy, Inc.	23,500	387
TELUS Corp. Class A (Æ)	3,800	218
TXU Corp.	8,880	561
Verizon Communications, Inc.	62,540	2,314
Vodafone Group PLC - ADR (Æ)	63,143	1,632
Windstream Corp. (Æ)	45,400	623

		37,172

Total Common Stocks
(cost $327,004)		396,979

Short-Term Investments - 6.3%
Russell Investment Company Money Market Fund	25,543,000	25,543
United States Treasury Bills (ç)(ž)(§) 4.891% due 12/07/06	1,000	995

288

Total Short-Term Investments
(cost $26,538)		26,538

Other Securities - 10.9%
Russell Investment Company
Money Market Fund (×)	11,791,608	11,792
State Street Securities Lending Quality Trust (×)	34,160,573	34,161

Total Other Securities
(cost $45,953)		45,953

Total Investments - 111.2%
(identified cost $399,495)		469,470
Other Assets and Liabilities,
Net - (11.2%)		(47,351)

Net Assets - 100.0%		422,119

Futures Contracts (Number of Contracts)	Notional Amount $	Unrealized Appreciation (Depreciation) $
Long Positions
Russell 1000 Value Index expiration date 12/06 (29)	11,424	593
S&P 500 E-Mini Index (CME) expiration date 12/06 (51)	3,527	186
S&P 500 Index (CME) expiration date 12/06 (24)	8,299	127

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts		906

See accompanying notes which are an integral part of the financial statement.

289

Presentation of Portfolio Holdings — October 31, 2006 (Unaudited)

Categories	% of Net Assets
Auto and Transportation	2.1
Consumer Discretionary	9.0
Consumer Staples	4.1
Financial Services	25.9
Health Care	11.5
Integrated Oils	4.8
Materials and Processing	7.6
Miscellaneous	2.7
Other Energy	4.8
Producer Durables	7.4
Technology	5.3
Utilities	8.8
Short-Term Investments	6.3
Other Securities	10.9

Total Investments	111.2
Other Assets and Liabilities, Net	(11.2)

100.0

Futures Contracts	0.2

290

Russell Investment Company

Institutional Funds

Notes to Schedules of Investments — October 31, 2006

Footnotes:

(Æ)	Non-income producing.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(f)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(u)	Bond is insured by a guarantor.
(B)	Illiquid security.
(O)	In default.
(ç)	At amortized cost, which approximates market.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(S)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(x)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(p)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

291

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

GDR - Global Depositary Receipt

GDS - Global Depositary Share

FDIC - Federal Deposit Insurance Company

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PHP - Philippine peso
AUD - Australian dollar	HUF - Hungarian forint	PKR - Pakistani rupee
BRL - Brazilian real	IDR - Indonesian rupiah	PLN - Polish zloty
CAD - Canadian dollar	IEP - Irish pundt	RUB - Russian ruble
CHF - Swiss franc	ILS - Israeli shekel	SEK - Swedish krona
CLP - Chilean peso	INR - Indian rupee	SGD - Singapore dollar
CNY - Chinese renminbi yuan	JPY - Japanese yen	SKK - Slovakian koruna
COP - Colombian peso	KES - Kenyan schilling	THB - Thai baht
CRC - Costa Rica colon	KRW - South Korean won	TRY - Turkish lira
CZK - Czech koruna	MXN - Mexican peso	TWD - Taiwanese dollar
DKK - Danish krone	MYR - Malaysian ringgit	USD - United States dollar
EGP - Egyptian pound	NOK - Norwegian krone	VEB - Venezuelan bolivar
EUR - Euro	NZD - New Zealand dollar	VND - Vietnam dong
GBP - British pound sterling	PEN - Peruvian nouveau sol	ZAR - South African rand

292

Russell Investment Company

Institutional Funds

Statement of Assets and Liabilities — October 31, 2006

Amounts in thousands	Equity I Fund	Equity II Fund	Equity Q Fund	International Fund
Assets
Investments, at identified cost	$1,539,427	$766,815	$1,501,072	$1,748,754

Investments, at market***	1,769,094	849,214	1,774,749	2,121,115
Cash	—	—	—	1,473
Cash (restricted)	—	—	—	3,630
Foreign currency holdings*	—	—	—	7,363
Unrealized appreciation on foreign currency exchange contracts	—	—	—	3,504
Receivables:
Dividends and interest	1,136	243	1,399	1,910
Dividends from affiliated money market funds	437	101	162	544
Investments sold	12,207	3,180	22,382	18,103
Fund shares sold	2,071	555	2,477	2,165
Foreign taxes recoverable	—	—	—	149
From Advisor	32	17	13	52
Daily variation margin on futures contracts	—	—	—	—
Prepaid expenses	—	—	—	—
Unrealized appreciation on index swap contracts	—	—	—	—
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total assets	1,784,977	853,310	1,801,182	2,160,008

Liabilities
Payables:
Due to Custodian	—	—	9	—
Investments purchased	14,401	4,802	28,121	17,889
Fund shares redeemed	1,178	739	1,146	469
Accrued fees to affiliates	953	477	982	1,271
Other accrued expenses	111	62	141	297
Dividends for securities sold short	—	—	20	—
Daily variation margin on futures contracts	104	90	64	281
Deferred tax liability	—	—	—	11
Unrealized depreciation on foreign currency exchange contracts	—	—	—	3,282
Options written, at market value**	—	—	—	983
Securities sold short, at market value******	—	—	70,972	—
Payable upon return of securities loaned	124,220	223,803	47,888	285,294
Unrealized depreciation on index swap contracts	—	—	—	38
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total liabilities	140,967	229,973	149,343	309,815

Net Assets	$1,644,010	$623,337	$1,651,839	$1,850,193

See accompanying notes which are an integral part of the financial statements.

293

Fixed Income I Fund	Fixed Income III Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund	Select Growth Fund	Select Value Fund
$1,900,501	$1,051,436	$888,971	$1,487,711	$1,185,919	$188,058	$399,495

1,903,413	1,057,860	1,223,505	2,306,508	1,179,774	209,892	469,470
2,604	1,456	612	—	—	—	—
—	105	—	—	—	—	—
607	366	5,092	—	666	—	—
150	382	405	—	7	—	—
10,490	6,295	1,544	296	8,219	58	304
421	567	236	286	353	28	104
73,047	76,487	2,316	15,974	9,732	1,196	3,474
1,818	7,394	1,538	2,800	550	720	649
—	—	1	—	—	—	—
45	42	16	26	19	176	8
488	976	188	—	351	13	—
—	—	4	6	6	—	—
—	33	—	—	—	—	—
317	3,097	—	—	16	—	—
—	137	—	—	1	—	—

1,993,400	1,155,197	1,235,457	2,325,896	1,199,694	212,083	474,009

—	—	—	—	34	53	—
302,713	184,150	4,865	18,643	18,490	1,443	4,439
1,269	407	970	2,827	1,550	322	1,012
422	505	1,567	2,166	697	174	419
151	110	324	97	100	42	54
—	—	—	—	—	—	—
1	53	—	—	—	—	13
—	—	1,303	—	—	—	—
350	655	167	—	13	—	—
289	873	842	—	1,185	—	—
—	—	—	—	—	—	—
275,976	105,616	60,497	228,743	21,916	31,309	45,953
—	137	—	—	—	—	—
428	1,724	—	—	123	—	—
—	49	—	—	—	—	—

581,599	294,279	70,535	252,476	44,108	33,343	51,890

$1,411,801	$860,918	$1,164,922	$2,073,420	$1,155,586	$178,740	$422,119

294

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295

Russell Investment Company

Institutional Funds

Statement of Assets and Liabilities, continued — October 31, 2006

Amounts in thousands	Equity I Fund	Equity II Fund	Equity Q Fund	International Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$941	$581	$1,181	$39,576
Accumulated net realized gain (loss)	54,331	117,737	107,941	181,209
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund and International
Fund - net of foreign capital gains taxes)	229,667	82,399	273,677	372,350
Futures contracts	4,095	1,162	1,452	2,028
Options written	—	—	—	(15)
Credit default swaps	—	—	—	—
Index swap contracts	—	—	—	(38)
Interest rate swap contracts	—	—	—	—
Securities sold short	—	—	(3,955)	—
Foreign currency-related transactions	—	—	—	320
Shares of beneficial interest	491	182	420	366
Additional paid-in capital	1,354,485	421,276	1,271,123	1,254,397

Net Assets	$1,644,010	$623,337	$1,651,839	$1,850,193

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class C*******	$—	$—	$—	$—
Class C — Net assets	$—	$—	$—	$—
Class C — Shares outstanding ($.01 par value)	—	—	—	—
Net asset value per share: Class E*******	$33.51	$34.16	$39.35	$50.51
Class E — Net assets	$43,910,546	$39,986,900	$56,703,389	$51,470,256
Class E — Shares outstanding ($.01 par value)	1,310,259	1,170,426	1,441,100	1,018,975
Net asset value per share: Class I*******	$33.49	$34.31	$39.36	$50.55
Class I — Net assets	$1,095,930,553	$471,744,680	$1,201,844,102	$1,420,217,834
Class I — Shares outstanding ($.01 par value)	32,724,884	13,750,013	30,537,468	28,093,066
Net asset value per share: Class S*******	$—	$—	$—	$—
Class S — Net assets	$—	$—	$—	$—
Class S — Shares outstanding ($.01 par value)	—	—	—	—
Net asset value per share: Class Y*******	$33.49	$34.32	$39.36	$50.56
Class Y — Net assets	$504,168,460	$111,605,593	$393,291,021	$378,505,137
Class Y — Shares outstanding ($.01 par value)	15,056,004	3,252,117	9,992,933	7,485,993
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$—	$7,284
** Premiums received on options written	$—	$—	$—	$968
*** Securities on loan included in investments	$120,550	$217,070	$46,692	$274,050
**** Credit default swap contracts - premiums paid
(received)	$—	$—	$—	$—
***** Interest rate swap contracts - premiums paid
(received)	$—	$—	$—	$—
****** Proceeds on securities sold short	$—	$—	$67,017	$—
******* Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

296

Fixed Income I Fund	Fixed Income III Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund	Select Growth Fund	Select Value Fund
$5,612	$3,798	$(7,191)	$1,960	$4,238	$1	$69
(19,703)	(6,941)	157,008	166,739	(16,442)	(11,537)	15,749
2,912	6,424	333,231	818,797	(6,145)	21,834	69,975
(27)	828	778	—	(1,002)	424	906
(81)	(219)	(14)	—	(412)	—	—
—	200	—	—	1	—	—
—	(104)	—	—	—	—	—
(28)	587	—	—	283	—	—
—	—	—	—	—	—	—
(196)	(284)	268	—	—	—	—
678	823	532	361	618	214	333
1,422,634	855,806	680,310	1,085,563	1,174,447	167,804	335,087

$1,411,801	$860,918	$1,164,922	$2,073,420	$1,155,586	$178,740	$422,119

$—	$—	$21.17	$56.11	$18.66	$7.84	$12.44
$—	$—	$44,977,040	$110,287,180	$21,839,992	$9,763,685	$26,167,854
—	—	2,124,522	1,965,708	1,170,230	1,244,795	2,102,714
$20.82	$10.48	$21.89	$56.95	$18.73	$8.25	$12.66
$31,504,400	$15,119,405	$27,861,556	$59,768,271	$26,799,482	$6,590,057	$10,871,152
1,512,846	1,443,074	1,272,592	1,049,440	1,431,052	798,980	858,868
$20.82	$10.46	$—	$—	$—	$8.44	$12.69
$829,913,956	$744,559,241	$—	$—	$—	$90,953,635	$131,493,682
39,863,382	71,203,820	—	—	—	10,781,078	10,359,400
$—	$—	$21.91	$57.53	$18.70	$8.38	$12.67
$—	$—	$1,092,083,632	$1,903,364,431	$1,106,946,034	$71,432,767	$253,586,676
—	—	49,852,578	33,087,167	59,192,512	8,527,655	20,020,606
$20.83	$10.46	$—	$—	$—	$—	$—
$550,382,422	$101,239,725	$—	$—	$—	$—	$—
26,425,276	9,678,359	—	—	—	—	—
$606	$363	$5,088	$—	$659	$—	$—
$208	$654	$828	$—	$773	$—	$—
$271,133	$103,829	$58,893	$223,316	$21,445	$30,374	$44,732
$—	$(112)	$—	$—	$—	$—	$—
$(83)	$786	$—	$—	$(390)	$—	$—
$—	$—	$—	$—	$—	$—	$—

297

Russell Investment Company

Institutional Funds

Statement of Operations — For the Fiscal Year Ended October 31, 2006

Amounts in thousands	Equity I Fund	Equity II Fund	Equity Q Fund	International Fund
Investment Income
Dividends	$20,054	$5,678	$26,832	$50,068
Dividends from affiliated money market funds	3,977	1,477	1,913	5,798
Interest	263	88	136	471
Securities lending income	156	454	45	1,813
Less foreign taxes withheld	—	—	—	(3,496)

Total investment income	24,450	7,697	28,926	54,654

Expenses
Advisory fees	7,838	4,547	8,473	12,724
Administrative fees	713	325	770	909
Custodian fees	468	413	443	2,086
Distribution fees - Class C	—	—	—	—
Transfer agent fees	—	—	—	—
Transfer agent fees - Class C	—	—	—	—
Transfer agent fees - Class E	20	18	26	24
Transfer agent fees - Class I	714	476	631	602
Transfer agent fees - Class S	—	—	—	—
Transfer agent fees - Class Y	19	5	17	21
Professional fees	94	62	95	139
Registration fees	139	63	95	116
Shareholder servicing fees - Class C	—	—	—	—
Shareholder servicing fees - Class E	102	95	128	119
Trustees’ fees	35	15	37	45
Printing fees	57	21	59	75
Dividends from securities sold short	—	—	121	—
Interest expense from securities sold short	—	—	71	—
Miscellaneous	24	14	29	37

Expenses before reductions	10,223	6,054	10,995	16,897
Expense reductions	(323)	(151)	(324)	(420)

Net expenses	9,900	5,903	10,671	16,477

Net investment income (loss)	14,550	1,794	18,255	38,177

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Emerging Markets Fund and International Fund - net of foreign capital gains taxes)	62,982	125,256	119,617	305,627
Futures contracts	3,117	3,178	1,013	18,089
Options written	—	—	—	(801)
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	2,741
Interest rate swap contracts	—	—	—	—
Securities sold short	—	—	(1,577)	—
Foreign currency-related transactions	—	(1)	—	(2,023)

Net realized gain (loss)	66,099	128,433	119,053	323,633

Net change in unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund and International Fund - net of deferred tax liability for foreign capital gains taxes)	104,359	(25,487)	88,961	74,693

298

Futures contracts	4,766	1,978	1,590	(719)
Options written	—	—	—	7
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	(368)
Interest rate swap contracts	—	—	—	—
Securities sold short	—	—	(3,955)	—
Foreign currency-related transactions	—	—	—	3,361

Net change in unrealized appreciation (depreciation)	109,125	(23,509)	86,596	76,974

Net realized and unrealized gain (loss)	175,224	104,924	205,649	400,607

Net Increase (Decrease) in Net Assets from Operations	$189,774	$106,718	$223,904	$438,784

Fixed Income I Fund	Fixed Income III Fund	Emerging Markets Fund	Real Estate Securities Fund	Short Duration Bond Fund	Select Growth Fund	Select Value Fund
$99	$125	$28,371	$42,134	$189	$1,342	$7,328
4,667	4,939	2,301	2,293	2,456	480	922
62,938	32,349	212	—	47,651	44	46
216	169	182	197	14	43	57
—	—	(2,641)	—	—	—	—

67,920	37,582	28,425	44,624	50,310	1,909	8,353

3,328	3,608	11,961	14,117	5,172	1,495	2,675
666	361	522	883	576	93	191
658	571	2,260	402	363	170	212
—	—	322	714	187	70	181
—	—	2,383	3,215	1,200	—	—
—	—	—	—	—	24	62
14	5	—	—	—	8	17
394	464	—	—	—	123	118
—	—	—	—	—	132	556
23	2	—	—	—	—	—
107	56	164	65	78	47	46
93	87	84	102	44	64	73
—	—	107	238	62	23	60
77	25	63	121	64	13	24
32	17	25	42	27	5	10
52	24	37	68	47	10	15
—	—	—	—	—	—	—
—	—	—	—	—	—	—
24	12	20	36	20	18	10

5,468	5,232	17,948	20,003	7,840	2,295	4,250
(352)	(227)	(33)	(32)	(56)	(239)	(9)

5,116	5,005	17,915	19,971	7,784	2,056	4,241

62,804	32,577	10,510	24,653	42,526	(147)	4,112

(12,239)	(4,773)	150,099	169,551	(4,680)	6,679	28,103
(3,125)	(946)	7,046	—	(2,060)	75	1,054
494	473	3,286	—	343	—	—
—	(28)	—	—	—	—	—
—	(45)	—	—	—	—	—
(290)	(489)	—	—	(780)	—	—
—	—	—	—	—	—	—
(279)	(935)	(177)	—	(29)	—	—

(15,439)	(6,743)	160,254	169,551	(7,206)	6,754	29,157

17,626	9,368	112,845	380,628	8,237	3,029	29,741
1,291	1,592	477	—	63	506	1,259
(13)	(234)	124	—	(469)	—	—
—	195	—	—	1	—	—
—	(84)	—	—	—	—	—

299

142	602	—	—	739	—	—
—	—	—	—	—	—	—
(64)	(204)	514	—	(20)	—	—

18,982	11,235	113,960	380,628	8,551	3,535	31,000

3,543	4,492	274,214	550,179	1,345	10,289	60,157

$66,347	$37,069	$284,724	$574,832	$43,871	$10,142	$64,269

See accompanying notes which are an integral part of the financial statements.

300

Russell Investment Company

Institutional Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

Amounts in thousands	Equity I Fund		Equity II Fund
	2006	2005	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,550	$10,607	$1,794	$944
Net realized gain (loss)	66,099	76,037	128,433	160,177
Net change in unrealized appreciation (depreciation)	109,125	29,516	(23,509)	(50,968)

Net increase (decrease) in net assets from operations	189,774	116,160	106,718	110,153

Distributions
From net investment income
Class C	—	—	—	—
Class E	(307)	(293)	—	(114)
Class I	(9,461)	(8,027)	(979)	(2,033)
Class S	—	—	—	—
Class Y	(4,443)	(2,220)	(358)	(635)
From net realized gain
Class C	—	—	—	—
Class E	(1,542)	—	(8,757)	(10,499)
Class I	(34,548)	—	(120,739)	(87,641)
Class S	—	—	—	—
Class Y	(13,971)	—	(28,930)	(20,999)

Net decrease in net assets from distributions	(64,272)	(10,540)	(159,763)	(121,921)

Share Transactions
Net increase (decrease) in net assets from share transactions	314,376	263,392	32,192	(258,684)

Total Net Increase (Decrease) in Net Assets	439,878	369,012	(20,853)	(270,452)
Net Assets
Beginning of period	1,204,132	835,120	644,190	914,642

End of period	$1,644,010	$1,204,132	$623,337	$644,190

Undistributed (over distributed) net investment income included in net assets	$941	$603	$581	$125

301

Equity Q Fund		International Fund		Fixed Income I Fund		Fixed Income III Fund
2006	2005	2006	2005	2006	2005	2006	2005
$18,255	$18,044	$38,177	$28,592	$62,804	$43,832	$32,577	$18,995
119,053	121,712	323,633	151,503	(15,439)	(1,233)	(6,743)	2,429
86,596	919	76,974	76,185	18,982	(32,571)	11,235	(13,873)

223,904	140,675	438,784	256,280	66,347	10,028	37,069	7,551

—	—	—	—	—	—	—	—
(474)	(492)	(687)	(681)	(1,333)	(1,004)	(398)	(255)
(12,725)	(13,322)	(21,365)	(20,055)	(36,219)	(28,735)	(28,003)	(16,744)
—	—	—	—	—	—	—	—
(4,668)	(4,330)	(12,155)	(10,709)	(23,717)	(12,901)	(2,633)	(720)
—	—	—	—	—	—	—	—
(1,148)	—	—	—	—	(691)	(27)	(62)
(25,033)	—	—	—	—	(18,576)	(1,689)	(3,882)
—	—	—	—	—	—	—	—
(8,385)	—	—	—	—	(7,263)	(129)	—

(52,433)	(18,144)	(34,207)	(31,445)	(61,269)	(69,170)	(32,879)	(21,663)

86,706	(132,081)	(310,853)	88,868	189,401	211,492	246,305	155,080

258,177	(9,550)	93,724	313,703	194,479	152,350	250,495	140,968
1,393,662	1,403,212	1,756,469	1,442,766	1,217,322	1,064,972	610,423	469,455

$1,651,839	$1,393,662	$1,850,193	$1,756,469	$1,411,801	$1,217,322	$860,918	$610,423

$1,181	$790	$39,576	$21,985	$5,612	$3,940	$3,798	$2,438

See accompanying notes which are an integral part of the financial statements.

302

Russell Investment Company

Institutional Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended October 31,

Amounts in thousands	Emerging Markets Fund
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,510	$9,257
Net realized gain (loss)	160,254	102,118
Net change in unrealized appreciation (depreciation)	113,960	102,396

Net increase (decrease) in net assets from operations	284,724	213,771

Distributions
From net investment income
Class C	(580)	(83)
Class E	(442)	(194)
Class I	—	—
Class S	(20,081)	(9,858)
Class Y	—	—
From net realized gain
Class C	(887)	—
Class E	(487)	—
Class I	—	—
Class S	(20,087)	—
Class Y	—	—

Net decrease in net assets from distributions	(42,564)	(10,135)

Share Transactions
Net increase (decrease)in net assets from share transactions	75,860	59,004

Total Net Increase
(Decrease) in Net Assets	318,020	262,640
Net Assets
Beginning of period	846,902	584,262

End of period	$1,164,922	$846,902

Undistributed (overdistributed) net investment income included in net assets	$(7,191)	$4,215

303

Real Estate Securities Fund		Short Duration Bond Fund		Select Growth Fund		Select Value Fund
2006	2005	2006	2005	2006	2005	2006	2005
$24,653	$27,104	$42,526	$31,923	$(147)	$43	$4,112	$3,268
169,551	149,115	(7,206)	(8,752)	6,754	7,903	29,157	25,574
380,628	62,485	8,551	(17,447)	3,535	6,530	31,000	9,493

574,832	238,704	43,871	5,724	10,142	14,476	64,269	38,335

(699)	(700)	(655)	(523)	—	—	(49)	(18)
(630)	(596)	(882)	(558)	—	—	(88)	(72)
—	—	—	—	(44)	—	(1,579)	(1,393)
(24,741)	(25,047)	(40,141)	(29,494)	—	—	(2,401)	(1,866)
—	—	—	—	—	—	—	—
(8,834)	(5,310)	—	(24)	—	—	(1,230)	(14)
(4,267)	(2,607)	—	(16)	—	—	(494)	(8)
—	—	—	—	—	—	(7,528)	(83)
(150,805)	(98,198)	—	(767)	—	—	(11,306)	(145)
—	—	—	—	—	—	—	—

(189,976)	(132,458)	(41,678)	(31,382)	(44)	—	(24,675)	(3,599)

132,283	187,997	(60,187)	42,298	(13,198)	44,098	18,217	27,540

517,139	294,243	(57,994)	16,640	(3,100)	58,574	57,811	62,276
1,556,281	1,262,038	1,213,580	1,196,940	181,840	123,266	364,308	302,032

$2,073,420	$1,556,281	$1,155,586	$1,213,580	$178,740	$181,840	$422,119	$364,308

$1,960	$1,374	$4,238	$3,335	$1	$43	$69	$74

304

Russell Investment Company

Institutional Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity I Fund
Class E
October 31, 2006	30.81	.25	3.96	4.21	(.24)	(1.27)	—
October 31, 2005	27.56	.25	3.24	3.49	(.24)	—	—
October 31, 2004	25.75	.16	1.82	1.98	(.17)	—	—
October 31, 2003	21.46	.15	4.28	4.43	(.14)	—	—
October 31, 2002	25.25	.12	(3.69)	(3.57)	(.16)	—	(0.06)
Class I
October 31, 2006	30.79	.32	3.96	4.28	(.31)	(1.27)	—
October 31, 2005	27.54	.32	3.24	3.56	(.31)	—	—
October 31, 2004	25.72	.23	1.82	2.05	(.23)	—	—
October 31, 2003	21.44	.21	4.26	4.47	(.19)	—	—
October 31, 2002	25.23	.19	(3.70)	(3.51)	(.20)	—	(0.08)
Class Y
October 31, 2006	30.77	.34	3.98	4.32	(.33)	(1.27)	—
October 31, 2005	27.53	.31	3.26	3.57	(.33)	—	—
October 31, 2004	25.72	.25	1.81	2.06	(.25)	—	—
October 31, 2003	21.43	.23	4.27	4.50	(.21)	—	—
October 31, 2002	25.24	.20	(3.71)	(3.51)	(.22)	—	(0.08)
Equity II Fund
Class E
October 31, 2006	38.43	.02	5.76	5.78	—	(10.05)	—
October 31, 2005	39.28	(.04)	4.44	4.40	(.06)	(5.19)	—
October 31, 2004	36.12	.04	3.12	3.16	—	—	—
October 31, 2003	25.54	.01	10.65	10.66	(.08)	—	—
October 31, 2002	28.24	.02	(2.65)	(2.63)	(.07)	—	—
Class I
October 31, 2006	38.57	.09	5.79	5.88	(.09)	(10.05)	—
October 31, 2005	39.39	.04	4.45	4.49	(.12)	(5.19)	—
October 31, 2004	36.19	.10	3.15	3.25	(.05)	—	—
October 31, 2003	25.59	.06	10.66	10.72	(.12)	—	—
October 31, 2002	28.29	.08	(2.65)	(2.57)	(.13)	—	—
Class Y
October 31, 2006	38.58	.12	5.79	5.91	(.12)	(10.05)	—
October 31, 2005	39.41	.07	4.45	4.52	(.16)	(5.19)	—
October 31, 2004	36.22	.14	3.14	3.28	(.09)	—	—
October 31, 2003	25.61	.10	10.67	10.77	(.16)	—	—
October 31, 2002	28.32	.12	(2.65)	(2.53)	(.18)	—	—

305

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(1.51)	33.51	14.07	43,911.93		.96	.78	98.17
(.24)	30.81	12.70	37,666.92		.96	.83	109.71
(.17)	27.56	7.69	33,143.94		.96	.61	129.94
(.14)	25.75	20.79	32,632.99		.99	.68	115.73
(.22)	21.46	(14.26)	19,476.98		.98	.49	130.46
(1.58)	33.49	14.34	1,095,931.71		.73	1.01	98.17
(.31)	30.79	12.97	825,172.69		.73	1.06	109.71
(.23)	27.54	7.99	697,537.71		.72	.84	129.94
(.19)	25.72	21.02	580,055.75		.75	.92	115.73
(.28)	21.44	(14.04)	588,901.74		.74	.74	130.46
(1.60)	33.49	14.48	504,168.64		.66	1.07	98.17
(.33)	30.77	13.00	341,294.65		.67	1.03	109.71
(.25)	27.53	8.07	104,440.63		.65	.92	129.94
(.21)	25.72	21.09	89,546.66		.66	1.00	115.73
(.30)	21.43	(13.96)	57,147.64		.64	.85	130.46
(10.05)	34.16	17.91	39,987	1.11	1.14	.07	154.76
(5.25)	38.43	11.53	34,849	1.08	1.11	(.09)	156.39
—	39.28	8.72	80,542	1.09	1.09	.09	125.94
(.08)	36.12	41.88	46,901	1.12	1.12	.04	132.27
(.07)	25.54	(9.37)	25,874	1.12	1.12	.07	126.57
(10.14)	34.31	18.17	471,745.91		.94	.27	154.76
(5.31)	38.57	11.77	496,716.87		.91	.12	156.39
(.05)	39.39	8.98	674,280.90		.90	.27	125.94
(.12)	36.19	42.08	606,333.94		.94	.22	132.27
(.13)	25.59	(9.17)	464,113.92		.92	.27	126.57
(10.17)	34.32	18.31	111,605.82		.85	.36	154.76
(5.35)	38.58	11.85	112,625.81		.83	.18	156.39
(.09)	39.41	9.05	159,820.79		.79	.37	125.94
(.16)	36.22	42.34	190,066.81		.81	.36	132.27
(.18)	25.61	(9.07)	147,610.79		.79	.41	126.57

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Q Fund
Class E
October 31, 2006	35.20	.35	5.02	5.37	(.35)	(.87)	—
October 31, 2005	32.32	.35	2.88	3.23	(.35)	—	—
October 31, 2004	30.10	.23	2.24	2.47	(.25)	—	—
October 31, 2003	24.90	.22	5.18	5.40	(.20)	—	—
October 31, 2002	29.75	.17	(4.81)	(4.64)	(.21)	—	—
Class I
October 31, 2006	35.20	.44	5.03	5.47	(.44)	(.87)	—
October 31, 2005	32.32	.44	2.88	3.32	(.44)	—	—
October 31, 2004	30.10	.30	2.24	2.54	(.32)	—	—
October 31, 2003	24.89	.27	5.19	5.46	(.25)	—	—
October 31, 2002	29.75	.24	(4.82)	(4.58)	(.28)	—	—
Class Y
October 31, 2006	35.20	.46	5.02	5.48	(.45)	(.87)	—
October 31, 2005	32.32	.45	2.88	3.33	(.45)	—	—
October 31, 2004	30.09	.32	2.25	2.57	(.34)	—	—
October 31, 2003	24.89	.30	5.17	5.47	(.27)	—	—
October 31, 2002	29.75	.27	(4.82)	(4.55)	(.31)	—	—
International Fund
Class E
October 31, 2006	40.45	.87	9.87	10.74	(.68)	—	—
October 31, 2005	35.15	.57	5.41	5.98	(.68)	—	—
October 31, 2004	31.22	.38	4.29	4.67	(.74)	—	—
October 31, 2003	24.71	.30	6.59	6.89	(.38)	—	—
October 31, 2002	28.34	.16	(3.75)	(3.59)	(.04)	—	—
Class I
October 31, 2006	40.47	1.00	9.86	10.86	(.78)	—	—
October 31, 2005	35.16	.68	5.39	6.07	(.76)	—	—
October 31, 2004	31.20	.46	4.29	4.75	(.79)	—	—
October 31, 2003	24.74	.36	6.53	6.89	(.43)	—	—
October 31, 2002	28.38	.26	(3.78)	(3.52)	(.12)	—	—
Class Y
October 31, 2006	40.47	.92	9.96	10.88	(.79)	—	—
October 31, 2005	35.17	.68	5.40	6.08	(.78)	—	—
October 31, 2004	31.21	.45	4.33	4.78	(.82)	—	—
October 31, 2003	24.75	.38	6.54	6.92	(.46)	—	—
October 31, 2002	28.42	.32	(3.83)	(3.51)	(.16)	—	—

306

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(1.22)	39.35	15.56	56,703	.94(f)	.96	0.93	106.45
(.35)	35.20	10.03	46,352.91		.93	1.01	117.34
(.25)	32.32	8.22	47,570.92		.93	.71	102.51
(.20)	30.10	21.76	40,924.94		.94	.80	114.72
(.21)	24.90	(15.70)	17,503.94		.94	.58	71.16
(1.31)	39.36	15.87	1,201,844	.70(g)	.72	1.18	106.45
(.44)	35.20	10.30	1,009,002.66		.69	1.26	117.34
(.32)	32.32	8.46	1,018,806.69		.69	.94	102.51
(.25)	30.10	22.04	822,548.72		.72	1.02	114.72
(.28)	24.89	(15.50)	854,495.70		.70	.82	71.16
(1.32)	39.36	15.93	393,292	.64(h)	.67	1.23	106.45
(.45)	35.20	10.34	338,308.63		.65	1.30	117.34
(.34)	32.32	8.58	336,836.61		.61	1.05	102.51
(.27)	30.09	22.13	674,326.63		.63	1.10	114.72
(.31)	24.89	(15.41)	514,589.60		.60	.93	71.16
(.68)	50.51	26.84	51,470	1.17	1.19	1.88	83.09
(.68)	40.45	17.19	41,415	1.15	1.18	1.49	80.36
(.74)	35.15	15.20	35,442	1.19	1.20	1.13	81.19
(.38)	31.22	28.33	24,163	1.26	1.26	1.14	79.40
(.04)	24.71	(12.68)	11,965	1.31	1.32	.57	87.84
(.78)	50.55	27.17	1,420,218.91		.93	2.15	83.09
(.76)	40.47	17.48	1,127,303.90		.93	1.76	80.36
(.79)	35.16	15.47	915,469.95		.96	1.36	81.19
(.43)	31.20	28.37	597,650	1.06	1.06	1.38	79.40
(.12)	24.74	(12.46)	527,791	1.07	1.07	.92	87.84
(.79)	50.56	27.24	378,505.86		.89	1.99	83.09
(.78)	40.47	17.53	587,751.86		.89	1.76	80.36
(.82)	35.17	15.54	491,855.87		.88	1.35	81.19
(.46)	31.21	28.51	567,878.96		.96	1.45	79.40
(.16)	24.75	(12.42)	395,955.97		.97	1.12	87.84

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Fixed Income I Fund
Class E
October 31, 2006	20.75	.92	.04	.96	(.89)	—	—
October 31, 2005	21.88	.74	(.61)	.13	(.73)	(.53)	—
October 31, 2004	22.12	.63	.48	1.11	(.69)	(.66)	—
October 31, 2003	22.15	.72	.36	1.08	(.67)	(.44)	—
October 31, 2002	22.32	.90	.17	1.07	(.97)	(.27)	—
Class I
October 31, 2006	20.75	.97	.05	1.02	(.95)	—	—
October 31, 2005	21.87	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.11	.68	.49	1.17	(.75)	(.66)	—
October 31, 2003	22.15	.78	.35	1.13	(.73)	(.44)	—
October 31, 2002	22.32	.96	.17	1.13	(1.03)	(.27)	—
Class Y
October 31, 2006	20.76	.99	.04	1.03	(.96)	—	—
October 31, 2005	21.88	.80	(.61)	.19	(.78)	(.53)	—
October 31, 2004	22.12	.70	.48	1.18	(.76)	(.66)	—
October 31, 2003	22.16	.79	.36	1.15	(.75)	(.44)	—
October 31, 2002	22.32	.98	.18	1.16	(1.05)	(.27)	—
Fixed Income III Fund
Class E
October 31, 2006	10.44	.45	.04	.49	(.42)	(.03)	—
October 31, 2005	10.70	.35	(.21)	.14	(.32)	(.08)	—
October 31, 2004	10.67	.28	.31	.59	(.38)	(.18)	—
October 31, 2003	10.11	.38	.52	.90	(.34)	—	—
October 31, 2002	10.37	.40	(.05)	.35	(.61)	—	—
Class I
October 31, 2006	10.43	.47	.03	.50	(.44)	(.03)	—
October 31, 2005	10.69	.38	(.22)	.16	(.34)	(.08)	—
October 31, 2004	10.65	.30	.32	.62	(.40)	(.18)	—
October 31, 2003	10.09	.40	.52	.92	(.36)	—	—
October 31, 2002	10.36	.42	(.06)	.36	(.63)	—	—
Class Y
October 31, 2006	10.43	.64	(.13)	.51	(.45)	(.03)	—
October 31, 2005 (1)	10.74	.14	(.26)	(.12)	(.19)	—	—

307

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.89)	20.82	4.79	31,504.64		.67	4.45	125.38
(1.26)	20.75	.60	29,632.65		.68	3.49	201.90
(1.35)	21.88	5.22	27,515.65		.66	2.88	153.79
(1.11)	22.12	5.01	27,009.67		.67	3.25	184.29
(1.24)	22.15	5.10	27,576.64		.66	4.17	165.28
(.95)	20.82	5.06	829,914.40		.42	4.70	125.38
(1.31)	20.75	.88	788,808.38		.40	3.76	201.90
(1.41)	21.87	5.52	752,229.39		.40	3.15	153.79
(1.17)	22.11	5.26	639,846.41		.41	3.50	184.29
(1.30)	22.15	5.38	713,210.38		.38	4.42	165.28
(.96)	20.83	5.11	550,383.35		.38	4.77	125.38
(1.31)	20.76	.91	398,882.35		.37	3.81	201.90
(1.42)	21.88	5.58	285,228.33		.34	3.18	153.79
(1.19)	22.12	5.33	399,601.35		.35	3.53	184.29
(1.32)	22.16	5.50	506,495.31		.31	4.45	165.28
(.45)	10.48	4.81	15,119.92		.96	4.27	270.24
(.40)	10.44	1.37	9,268.93		.95	3.32	197.66
(.56)	10.70	5.65	7,489.96		.96	2.64	195.68
(.34)	10.67	9.05	6,481	1.00	1.00	3.61	266.11
(.61)	10.11	3.61	5,912.97		.98	4.00	231.09
(.47)	10.46	4.95	744,559.70		.73	4.51	270.24
(.42)	10.43	1.65	560,896.69		.71	3.55	197.66
(.58)	10.69	5.99	461,966.72		.72	2.85	195.68
(.36)	10.65	9.27	297,726.78		.78	3.83	266.11
(.63)	10.09	3.84	306,550.76		.76	4.22	231.09
(.48)	10.46	5.03	101,240.63		.67	4.60	270.24
(.19)	10.43	(1.15)	40,259.64		.67	3.74	197.66

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Emerging Markets Fund
Class C
October 31, 2006	16.73	.01	5.14	5.15	(.28)	(.43)	—
October 31, 2005	12.52	.04	4.22	4.26	(.05)	—	—
October 31, 2004	10.68	—(d)	2.08	2.08	(.24)	—	—
October 31, 2003	7.22	.02	3.44	3.46	—	—	—
October 31, 2002	6.89	(.09)	.42	.33	—	—	—
Class E
October 31, 2006	17.25	.17	5.29	5.46	(.39)	(.43)	—
October 31, 2005	12.93	.16	4.34	4.50	(.18)	—	—
October 31, 2004	10.98	.09	2.15	2.24	(.29)	—	—
October 31, 2003	7.41	.09	3.49	3.58	(.01)	—	—
October 31, 2002	7.01	(.02)	.42	.40	—	—	—
Class S
October 31, 2006	17.25	.21	5.31	5.52	(.43)	(.43)	—
October 31, 2005	12.94	.20	4.34	4.54	(.23)	—	—
October 31, 2004	10.98	.12	2.15	2.27	(.31)	—	—
October 31, 2003	7.43	.11	3.48	3.59	(.04)	—	—
October 31, 2002	7.05	—(d)	.40	.40	(.02)	—	—
Real Estate Securities Fund
Class C
October 31, 2006	46.08	.22	15.14	15.36	(.35)	(4.98)	—
October 31, 2005	43.10	.42	6.66	7.08	(.43)	(3.67)	—
October 31, 2004	33.94	.46	9.92	10.38	(1.21)	(.01)	—
October 31, 2003	26.52	1.11	7.53	8.64	(1.11)	(.11)	—
October 31, 2002	26.97	1.07	(.01)	1.06	(1.51)	—	—
Class E
October 31, 2006	46.62	.59	15.36	15.95	(.64)	(4.98)	—

308

October 31, 2005	43.55	.76	6.74	7.50	(.76)	(3.67)	—
October 31, 2004	34.24	.75	10.04	10.79	(1.47)	(.01)	—
October 31, 2003	26.72	1.34	7.60	8.94	(1.31)	(.11)	—
October 31, 2002	27.14	1.32	(.06)	1.26	(1.68)	—	—
Class S
October 31, 2006	47.03	.73	15.51	16.24	(.76)	(4.98)	—
October 31, 2005	43.90	.88	6.79	7.67	(.87)	(3.67)	—
October 31, 2004	34.51	.87	10.09	10.96	(1.56)	(.01)	—
October 31, 2003	26.89	1.42	7.67	9.09	(1.36)	(.11)	—
October 31, 2002	27.31	1.41	(.06)	1.35	(1.77)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.71)	21.17	31.63	44,977	2.68	2.68	.07	68.52
(.05)	16.73	33.98	33,961	2.74	2.76	.29	71.86
(.24)	12.52	20.04	20,467	2.83	2.87	.02	82.02
—	10.68	47.58	12,306	3.09	3.09	.19	95.13
—	7.22	4.94	5,194	3.12	3.12	(1.08)	90.21
(.82)	21.89	32.64	27,862	1.93	1.93	.83	68.52
(.18)	17.25	34.94	18,855	1.99	2.01	1.02	71.86
(.29)	12.93	20.88	14,169	2.07	2.12	.75	82.02
(.01)	10.98	48.39	9,598	2.36	2.37	1.02	95.13
—	7.41	5.71	6,478	2.38	2.38	(.29)	90.21
(.86)	21.91	33.04	1,092,083	1.68	1.68	1.06	68.52
(.23)	17.25	35.27	794,086	1.73	1.76	1.30	71.86
(.31)	12.94	21.22	549,626	1.83	1.87	1.00	82.02
(.04)	10.98	48.27	386,560	2.11	2.11	1.30	95.13
(.02)	7.43	5.91	263,563	2.14	2.14	(.02)	90.21
(5.33)	56.11	36.63	110,287	2.07	2.08	.45	48.64
(4.10)	46.08	17.22	81,876	2.10	2.10	.95	63.95
(1.22)	43.10	30.97	61,089	2.12	2.12	1.20	38.04
(1.22)	33.94	33.23	32,784	2.20	2.30	3.67	46.09
(1.51)	26.52	3.56	15,712	2.19	2.59	3.74	67.70
(5.62)	56.95	37.65	59,768	1.32	1.32	1.19	48.64
(4.43)	46.62	18.09	40,296	1.35	1.35	1.71	63.95
(1.48)	43.55	32.00	29,436	1.37	1.37	1.95	38.04
(1.42)	34.24	34.21	16,651	1.43	1.62	4.46	46.09
(1.68)	26.72	4.27	10,661	1.46	1.82	4.54	67.70
(5.74)	57.53	38.04	1,903,365	1.07	1.07	1.46	48.64
(4.54)	47.03	18.35	1,434,109	1.10	1.10	1.95	63.95
(1.57)	43.90	32.30	1,171,513	1.11	1.11	2.23	38.04
(1.47)	34.51	34.58	830,448	1.18	1.18	4.66	46.09
(1.77)	26.89	4.55	598,133	1.19	1.19	4.82	67.70

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Short Duration Bond Fund
Class C
October 31, 2006	18.63	.50	.03	.53	(.50)	—	—
October 31, 2005	19.04	.31	(.40)	(.09)	(.31)	(.01)	—
October 31, 2004	19.01	.19	(.01)	.18	(.15)	—	—
October 31, 2003	18.98	.31	.06	.37	(.34)	—	—
October 31, 2002	19.01	.56	.13	.69	(.72)	—	—
Class E
October 31, 2006	18.70	.65	.03	.68	(.65)	—	—
October 31, 2005	19.10	.46	(.41)	.05	(.44)	(.01)	—
October 31, 2004	19.08	.34	(.01)	.33	(.31)	—	—
October 31, 2003	19.04	.48	.03	.51	(.47)	—	—
October 31, 2002	19.02	.77	.06	.83	(.81)	—	—
Class S
October 31, 2006	18.67	.69	.03	.72	(.69)	—	—
October 31, 2005	19.07	.51	(.41)	.10	(.49)	(.01)	—
October 31, 2004	19.05	.38	(.01)	.37	(.35)	—	—
October 31, 2003	19.01	.52	.03	.55	(.51)	—	—
October 31, 2002	18.99	.80	.08	.88	(.86)	—	—
Select Growth Fund
Class C
October 31, 2006	7.45	(.09)	.48	.39	—	—	—
October 31, 2005	6.85	(.08)	.68	.60	—	—	—

309

October 31, 2004	6.85	(.11)	.11	—	—	—	—
October 31, 2003	5.23	(.09)	1.71	1.62	—	—	—
October 31, 2002	6.65	(.10)	(1.32)	(1.42)	—	—	—
Class E
October 31, 2006	7.76	(.03)	.52	.49	—	—	—
October 31, 2005	7.08	(.01)	.69	.68	—	—	—
October 31, 2004	7.03	(.05)	.10	.05	—	—	—
October 31, 2003	5.31	(.04)	1.76	1.72	—	—	—
October 31, 2002	6.68	(.04)	(1.33)	(1.37)	—	—	—
Class I
October 31, 2006	7.91	.01	.52	.53	—(d)	—	—
October 31, 2005	7.19	.01	.71	.72	—	—	—
October 31, 2004	7.10	(.02)	.11	.09	—	—	—
October 31, 2003	5.35	(.02)	1.77	1.75	—	—	—
October 31, 2002	6.71	(.02)	(1.34)	(1.36)	—	—	—
Class S
October 31, 2006	7.87	(.01)	.52	.51	—	—	—
October 31, 2005	7.15	—(d)	.72	.72	—	—	—
October 31, 2004	7.08	(.03)	.10	.07	—	—	—
October 31, 2003	5.34	(.02)	1.76	1.74	—	—	—
October 31, 2002	6.71	(.02)	(1.35)	(1.37)	—	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.50)	18.66	2.89	21,840	1.65	1.66	2.71	111.57
(.32)	18.63	(.50)	30,290	1.65	1.66	1.65	202.53
(.15)	19.04	.97	38,427	1.63	1.66	1.00	131.57
(.34)	19.01	1.97	41,644	1.56	1.72	1.63	187.92
(.72)	18.98	3.73	16,294	1.52	1.70	3.08	163.86
(.65)	18.73	3.69	26,800.90		.91	3.49	111.57
(.45)	18.70	.25	24,851.90		.91	2.43	202.53
(.31)	19.10	1.74	23,181.88		.91	1.76	131.57
(.47)	19.08	2.70	20,274.80		.97	2.52	187.92
(.81)	19.04	4.53	17,516.77		.96	4.04	163.86
(.69)	18.70	3.95	1,106,946.65		.65	3.73	111.57
(.50)	18.67	.51	1,158,439.65		.66	2.67	202.53
(.35)	19.07	1.98	1,135,332.63		.66	2.01	131.57
(.51)	19.05	2.95	958,064.56		.72	2.70	187.92
(.86)	19.01	4.81	599,795.52		.71	4.26	163.86
—	7.84	5.23	9,764	2.22	2.27	(1.20)	148.35
—	7.45	8.76	8,149	2.23	2.32	(1.15)	127.68
—	6.85	(.15)	5,942	2.25	2.50	(1.53)	134.00
—	6.85	31.17	3,265	2.20	2.74	(1.57)	149.76
—	5.23	(21.35)	1,341	2.11	2.82	(1.53)	212.37
—	8.25	6.31	6,590	1.36	1.42	(.34)	148.35
—	7.76	9.60	4,255	1.28	1.40	(.15)	127.68
—	7.08	.71	5,749	1.36	1.54	(.65)	134.00
—	7.03	32.39	4,865	1.26	1.79	(.62)	149.76
—	5.31	(20.51)	2,814	1.16	1.87	(.58)	212.37
—	8.44	6.75	90,953.95		1.13	.07	148.35
—	7.91	10.17	112,112.92		1.08	.12	127.68
—	7.19	1.13	60,006.95		1.20	(.23)	134.00
—	7.10	32.71	32,003.93		1.58	(.31)	149.76
—	5.35	(20.27)	18,150.89		1.65	(.31)	212.37
—	8.38	6.48	71,433	1.15	1.21	(.13)	148.35
—	7.87	10.07	57,324	1.06	1.18	.04	127.68
—	7.15	.99	51,569	1.09	1.27	(.38)	134.00
—	7.08	32.58	42,421	1.03	1.56	(.40)	149.76
—	5.34	(20.42)	24,389.97		1.68	(.39)	212.37

310

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Select Value Fund
Class C
October 31, 2006	11.27	.01	1.83	1.84	(.03)	(.64)	—
October 31, 2005	10.15	(.02)	1.16	1.14	(.01)	(.01)	—
October 31, 2004	8.97	(.03)	1.22	1.19	(.01)	—	—
October 31, 2003	7.41	(.01)	1.58	1.57	(.01)	—	—
October 31, 2002	8.51	(.02)	(1.07)	(1.09)	(.01)	—	—
Class E
October 31, 2006	11.43	.11	1.87	1.98	(.11)	(.64)	—
October 31, 2005	10.28	.09	1.16	1.25	(.09)	(.01)	—
October 31, 2004	9.05	.05	1.23	1.28	(.05)	—	—
October 31, 2003	7.46	.06	1.58	1.64	(.05)	—	—
October 31, 2002	8.53	.06	(1.07)	(1.01)	(.06)	—	—
Class I
October 31, 2006	11.46	.15	1.87	2.02	(.15)	(.64)	—
October 31, 2005	10.30	.13	1.17	1.30	(.13)	(.01)	—
October 31, 2004	9.07	.10	1.22	1.32	(.09)	—	—
October 31, 2003	7.46	.08	1.61	1.69	(.08)	—	—
October 31, 2002	8.54	.08	(1.07)	(.99)	(.09)	—	—
Class S
October 31, 2006	11.44	.13	1.87	2.00	(.13)	(.64)	—
October 31, 2005	10.29	.11	1.16	1.27	(.11)	(.01)	—
October 31, 2004	9.05	.08	1.24	1.32	(.08)	—	—
October 31, 2003	7.45	.07	1.60	1.67	(.07)	—	—
October 31, 2002	8.53	.07	(1.07)	(1.00)	(.08)	—	—

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return (%)(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(c)(e)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(b)
(.67)	12.44	17.01	26,168	2.11	2.11	.08	86.60
(.02)	11.27	11.23	21,228	2.18	2.20	(.18)	84.74
(.01)	10.15	13.24	16,834	2.25	2.32	(.31)	96.07
(.01)	8.97	21.19	9,972	2.15	2.42	(.12)	105.71
(.01)	7.41	(12.82)	2,061	2.00	2.40	(.27)	92.95
(.75)	12.66	18.15	10,871	1.27	1.27	.91	86.60
(.10)	11.43	12.14	8,770	1.25	1.30	.78	84.74
(.05)	10.28	14.31	9,167	1.39	1.39	.55	96.07
(.05)	9.05	22.01	7,778	1.21	1.48	.77	105.71
(.06)	7.46	(11.86)	3,314	1.04	1.43	.70	92.95
(.79)	12.69	18.47	131,494.94		.94	1.26	86.60
(.14)	11.46	12.63	135,759.86		.91	1.14	84.74
(.09)	10.30	14.77	102,396.95		.95	1.00	96.07
(.08)	9.07	22.60	74,600.90		1.23	1.12	105.71
(.09)	7.46	(11.72)	35,169.79		1.22	.95	92.95
(.77)	12.67	18.32	253,586	1.09	1.10	1.09	86.60
(.12)	11.44	12.36	198,550	1.07	1.10	.95	84.74
(.08)	10.29	14.61	173,635	1.10	1.10	.84	96.07
(.07)	9.05	22.53	128,383	1.01	1.28	1.03	105.71
(.08)	7.45	(11.78)	31,806.87		1.27	.86	92.95

See accompanying notes which are an integral part of the financial statements.

311

Russell Investment Company

Institutional Funds

Notes to Financial Highlights — October 31, 2006

(1)	For the period June 23, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	The ratios for periods less than one year are annualized.
(d)	Less than $.01 per share.
(e)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent, and for certain funds custody credit arrangements.
(f)	The annualized net expense ratio is .93% not including the dividends from securities sold short as contractually agreed by the Adviser.
(g)	The annualized net expense ratio is .69% not including the dividends from securities sold short as contractually agreed by the Adviser.
(h)	The annualized net expense ratio is .63% not including the dividends from securities sold short as contractually agreed by the Adviser.

312

Russell Investment Company

Institutional Funds

Notes to Financial Statements — October 31, 2006

1. Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 34 different investment portfolios referred to as Funds. These financial statements report on eleven of these Funds. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated August 19, 2002. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company and Frank Russell Investment Management Company changed its name to Russell Investment Management Company (“RIMCo”).

2. Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to RIMCo.

Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

•	US over-the-counter equities: Official closing price; last bid price if no closing price;

•	Listed ADRs/GDRs: Last sale price; last bid price if no sales;

•	Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

•	Futures: Settlement price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

•

The value of swap agreements are equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national securities foreign exchange or an over the counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

313

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Fund’s Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. RIC Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. RIC Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. RIC Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds financial statement disclosure.

Investment Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

314

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income or excise tax provision was required for the Funds.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and December	Equity I,

Equity Q,

Real Estate Securities,

Short Duration Bond,

Fixed Income I,

Fixed Income III and Select Value Funds International,

Annually	Mid-December	Emerging Markets,

Equity II and Select Growth Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo” or “Adviser”). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

The Funds presented herein offer the following classes of shares: Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

315

Foreign Currency Translations

The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The International Fund and Emerging Markets Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds have recorded a deferred tax liability in respect of the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Asset and Liabilities for the Funds. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds.

Funds	Deferred Tax Liability	Capital Gains Taxes
International	$10,672	$11,909
Emerging Markets	1,303,228	1,117,018

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

316

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Emerging Markets, Short Duration Bond, Fixed Income I and Fixed Income III Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at October 31, 2006, are presented on the Schedule of Investments for the applicable Funds.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Fixed Income I Fund and Fixed Income III Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the period ended October 31, 2006, there were no unfunded loan commitments in the Fixed Income I Fund or Fixed Income III Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

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The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Futures Contracts

The Funds presented herein may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of October 31, 2006, included in the Statement of Assets and Liabilities, the International Fund had cash collateral balances of $3,630,264 and Fixed Income III Fund had cash collateral balances of $104,806 in connection with futures contracts purchased (sold).

Swap Agreements

The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate non-performance by the counterparties.

The Short Duration Bond, Fixed Income I, Fixed Income III and International Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Interest rate swaps are a counterparty agreement and can be customized to meet each parties needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. To the extent that the Fund enters into swaps on other than a net basis,

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the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

Short Sales

The Equity Q Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). As of October 31, 2006, $212,825,024 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations for the Emerging Markets Fund and International Fund not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

3. Investment Transactions

Securities

During the period ended October 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Equity I	$1,544,730,298	$1,306,908,564
Equity II	953,048,065	1,064,533,669
Equity Q	1,663,689,464	1,606,816,070
International	1,392,806,011	1,685,944,148
Fixed Income I	1,121,651,721	903,462,758
Fixed Income III	1,341,687,273	1,067,657,848
Emerging Markets	$708,055,661	$669,426,536
Real Estate Securities	836,281,515	857,200,817
Short Duration Bond	559,999,439	621,526,376
Select Growth	256,873,072	266,151,384
Select Value	313,994,264	312,353,848

Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales
Fixed Income I	$768,687,647	$749,593,487
Fixed Income III	549,930,550	594,655,403
Short Duration Bond	395,895,466	434,294,615

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2006 for the following Funds were as follows:

	International Fund		Fixed Income I Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2005	21	$81,235	272	$121,622
Opened	1,165	5,681,901	1,662	665,037
Closed	(960)	(4,721,170)	(804)	(404,891)
Expired	(12)	(73,905)	(556)	(173,588)

Outstanding October 31, 2006	214	$968,061	574	$208,180

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	Fixed Income III Fund		Emerging Markets Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding October 31, 2005	182	$174,564	286	$723,862
Opened	1,203	1,002,423	3,764	4,942,625
Closed	(556)	(324,689)	(3,424)	(4,838,058)
Expired	(419)	(197,989)	—	—

Outstanding October 31, 2006	410	$654,309	626	$828,429

	Short Duration Bond Fund
	Number of Contracts	Premiums Received
Outstanding October 31, 2005	160	$321,656
Opened	267	795,465
Closed	(4)	(69,050)
Expired	(8)	(274,756)

Outstanding October 31, 2006	415	$773,315

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”) in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedules of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for non-US securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of October 31, 2006, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding
International	$2,170,942	Pool of US Government Securities

4. Related Parties

Adviser and Administrator

RIMCo advises and administers all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Russell Investment Group (a subsidiary of The Northwestern Mutual Life Insurance Company). Russell Investment Group provides money manager evaluation services to RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company’s securities lending program in the Investment Company’s Money Market Fund (one of the Funds of the Investment Company not presented herein). As of October 31, 2006, $735,165,704 of the Money Market Fund’s net assets represents investment by the Funds presented herein, and $1,303,089,403 represents investment of other RIC Funds not presented herein.

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Effective August 1, 2006, the funds adopted new rules under the Investment Company Act of 1940 that addresses the ability of an investment company (“fund”) to acquire shares of another fund. As of this date, the Adviser has agreed to rebate back to the Funds, fees in the amount that was permitted to invest their cash reserves (cash awaiting investment and collateral received from the Securities Lending Program). The amounts are as follows:

Funds	Amount
Equity I	$32,418
Equity II	17,102
Equity Q	13,030
International	52,062
Fixed Income I	44,599
Fixed Income III	41,600
Emerging Markets	$16,143
Real Estate Securities	26,316
Short Duration Bond	19,010
Select Growth	3,933
Select Value	7,879

The advisory and administrative fees are based upon the average daily net assets of each Fund and the rates specified in the table below. The advisory and administrative fees are payable monthly and total $75,938,495 and $6,008,085.13 respectively, for the period ended October 31, 2006.

Funds	Annual Rate
	Adviser	Administrator
Equity I	.55%	.05%
Equity II	.70	.05
Equity Q	.55	.05
International	.70	.05
Fixed Income I	.25	.05
Fixed Income III	.50	.05
Emerging Markets	1.15%	.05%
Real Estate Securities	.80	.05
Short Duration Bond	.45	.05
Select Growth	.80	.05
Select Value	.70	.05

For the Equity I, Equity II, Equity Q, International, Fixed Income I and Fixed Income III Funds, RIMCo has contractually agreed to waive 0.02% of its administrative fees. The total amount of the waiver for the period ended October 31, 2006 was $1,497,117.

For the Select Growth Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. The total amount of the waiver for the period ended October 31, 2006 was $234,128. There were no contractual reimbursements for the period ended October 31, 2006

For the Select Value Fund, RIMCo has contractually agreed to waive, at least until February 28, 2007, up to the full amount of its transfer agency fees, administrative fees, and advisory fees to the extent that expenses for Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory or administrative fees is required for any class of shares of the Fund, advisory or administrative fees will be waived equally across all classes of the Fund. This may result in a waiver amount that is greater than what is required to reduce total net operating expense for Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. There were no waivers or contractual reimbursements for the period ended October 31, 2006.

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The Adviser does not have the ability to recover amounts waived or reimbursed from previous periods.

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period ended October 31, 2006, the Fund’s custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statement of Operations:

Funds	Amount Paid
Equity I	$5,383
Equity II	4,080
Equity Q	3,240
International	4,693
Fixed Income I	40,990
Fixed Income III	40,796
Emerging Markets	$16,797
Real Estate Securities	5,727
Short Duration Bond	37,100
Select Growth	1,274
Select Value	913

Transfer Agent

RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Fund. RIMCo retains a portion of this fee for its services provided to the Fund and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds presented herein for the period ended October 31, 2006 were $11,314,245.

Distributor and Shareholder Servicing

The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to Russell Fund Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, or any Selling Agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. The 12b-1 distribution payments shall not exceed 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the National Association of Securities Dealers, Inc. (“NASD”), the asset-based sales charges on Shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the NASD.

Brokerage Commissions

The Funds will effect transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers, (ii) to generate commission rebates to the Funds on whose behalf the trades were made, (iii) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (iv) to execute portfolio

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securities transactions selected by money managers. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through RIS based upon asset class, investment style and other factors. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

Effective January 1, 2006, the Funds began effecting transactions though Lynch, Jones & Ryan, Inc. (“LJR”) and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will be generally obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

RIS, LJR or other brokers also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Amounts retained by RIS for the period ended October 31, 2006 were as follows:

Funds	Amount
Equity I	$9,682
Equity II	4,272
Equity Q	1,006
Emerging Markets	3,174
International	$9,334
Real Estate Securities	1,587
Select Growth	944
Select Value	2,601

Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

Accrued fees payable to affiliates as of October 31, 2006 were as follows:

	Equity I	Equity II	Equity Q	International	Fixed Income I	Fixed Income III	Emerging Markets
Advisory fees	$758,500	$368,824	$770,976	$1,084,897	$300,941	$356,227	$1,106,525
Administration fees	41,372	15,804	42,040	46,473	36,080	21,373	48,111
Distribution fees	—	—	—	—	—	—	28,093

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Shareholder servicing fees	9,153	8,352	11,781	11,809	6,545	2,111	15,071
Transfer agent fees	139,589	82,348	152,887	122,334	74,843	123,471	366,102
Trustee fees	3,903	2,001	4,389	5,381	3,774	1,911	2,959

	$952,517	$477,329	$982,073	$1,270,894	$422,183	$505,093	$1,566,861

	Real Estate Securities	Short Duration Bond	Select Growth	Select Value
Advisory fees	$1,374,607	$433,288	$118,708	$253,189
Administration fees	85,913	48,143	7,278	17,674
Distribution fees	69,000	13,854	6,181	16,753
Shareholder servicing fees	34,998	10,198	3,448	7,842
Transfer agent fees	597,174	187,876	37,674	122,534
Trustee fees	4,774	3,443	563	1,083

	$2,166,466	$696,802	$173,852	$419,075

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 34 Funds, and Russell Investment Funds (“RIF”), which has five Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5. Federal Income Taxes

At October 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/07	10/31/08	10/31/09	10/31/10
Fixed I	$—	$—	$—	$—
Fixed III	—	—	—	—
Short Duration Bond	—	—	—	—
Select Growth	—	—	—	9,306,293
Select Value	3,596,153	451,724	2,362,680	362,611

Funds	10/31/11	10/31/12	10/31/13	10/31/14	Totals
Fixed I	$—	$—	$3,855,225	$14,386,926	$18,242,151
Fixed III	—	—	—	5,108,237	5,108,237
Short Duration Bond	—	—	10,268,501	7,439,440	17,707,941
Select Growth	263,497	—	—	—	9,569,790
Select Value	—	—	—	—	6,773,168

Select Value Fund had a capital loss carryforward of $6,773,168 that it acquired from the Equity Income Fund and Equity III Fund of which $3,596,153, $451,724, $2,362,680, and $362,611 will expire on October 31 of the years 2007, 2008, 2009 and 2010, respectively. This capital loss carryforward can be utilized at a pace of up to $5,101,116 each year with any unused capital loss annual limitation carried over to each succeeding year or until its respective expiration dates, whichever occurs first.

325

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Equity I	Equity II	Equity Q
Cost of Investments	$1,554,821,868	$771,623,246	$1,510,402,848

Unrealized Appreciation	$232,406,005	$91,820,799	$277,255,474
Unrealized Depreciation	(18,134,092)	(14,230,493)	(12,909,198)

Net Unrealized Appreciation (Depreciation)	$214,271,913	$77,590,306	$264,346,276

Undistributed Ordinary Income	$15,009,026	$30,883,979	$20,059,421
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$59,754,675	$93,205,974	$99,844,953
Tax Composition of Distributions:
Ordinary Income	$17,825,827	$33,618,594	$17,864,386
Long-Term Capital Gains	$46,446,332	$126,144,248	$34,568,605

	International	Fixed Income I	Fixed Income III	Emerging Markets
Cost of Investments	$1,768,943,664	$1,902,643,611	$1,052,451,595	$923,845,118

Unrealized Appreciation	$366,816,453	$3,558,603	$11,256,803	$313,736,516
Unrealized Depreciation	(14,644,809)	(2,788,957)	(5,848,887)	(14,076,728)

Net Unrealized Appreciation (Depreciation)	$352,171,644	$769,646	$5,407,916	$299,659,788

Undistributed Ordinary Income	$108,251,298	$5,978,144	$4,073,037	$63,170,225
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$132,749,055	$(18,242,151)	$(5,108,237)	$121,612,014
Tax Composition of Distributions:
Ordinary Income	$34,206,634	$61,268,682	$32,064,991	$21,103,981
Long-Term Capital Gains	$—	$—	$814,029	$21,459,465

326

	Real Estate Securities	Short Duration Bond	Select Growth	Select Value
Cost of Investments	$1,489,793,978	$1,185,944,875	$189,600,717	$401,096,721

Unrealized Appreciation	$817,208,344	$2,681,451	$23,189,835	$73,765,657
Unrealized Depreciation	(494,429)	(8,852,770)	(2,898,908)	(5,392,208)

Net Unrealized Appreciation (Depreciation)	$816,713,915	$(6,171,319)	$20,290,927	$68,373,449

Undistributed Ordinary Income	$42,496,827	$4,129,419	—	$4,542,778
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$128,286,813	$(17,707,941)	$(9,569,790)	$20,555,040
Tax Composition of Distributions:
Ordinary Income	$66,623,117	$41,678,386	$43,635	$10,510,791
Long-Term Capital Gains	$123,352,626	$—	$—	$14,164,436

6. Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2006 and October 31, 2005 were as follows:

	Shares		Dollars
	2006	2005	2006	2005
Equity I
Class E
Proceeds from shares sold	263	221	$8,376	$6,621
Proceeds from reinvestment of distributions	55	9	1,712	273
Payments for shares redeemed	(231)	(210)	(7,368)	(6,297)

Net increase (decrease)	87	20	2,720	597

Class I
Proceeds from shares sold	9,825	8,645	312,190	259,820
Proceeds from reinvestment of distributions	1,281	245	39,812	7,308
Payments for shares redeemed	(5,185)	(7,415)	(165,203)	(222,656)

Net increase (decrease)	5,921	1,475	186,799	44,472

Class Y
Proceeds from shares sold	5,080	7,895	161,090	236,439
Proceeds from reinvestment of distributions	587	74	18,254	2,220
Payments for shares redeemed	(1,702)	(672)	(54,487)	(20,336)

Net increase (decrease)	3,965	7,297	124,857	218,323

Total increase (decrease)	9,973	8,792	$314,376	$263,392

	Shares		Dollars
	2006	2005	2006	2005
Equity II
Class E
Proceeds from shares sold	255	393	$8,418	$14,775
Proceeds from reinvestment of distributions	276	280	8,487	10,503
Payments for shares redeemed	(267)	(1,816)	(9,140)	(70,496)

Net increase (decrease)	264	(1,143)	7,765	(45,218)

Class I
Proceeds from shares sold	3,370	2,746	111,637	103,743
Proceeds from reinvestment of distributions	3,732	2,231	115,212	83,814
Payments for shares redeemed	(6,231)	(9,217)	(212,586)	(354,333)

Net increase (decrease)	871	(4,240)	14,263	(166,776)

Class Y
Proceeds from shares sold	703	279	23,138	10,549
Proceeds from reinvestment of distributions	949	576	29,288	21,634
Payments for shares redeemed	(1,319)	(1,991)	(42,262)	(78,873)

Net increase (decrease)	333	(1,136)	10,164	(46,690)

Total increase (decrease)	1,468	(6,519)	$32,192	$(258,684)

327

	Shares		Dollars
	2006	2005	2006	2005
Equity Q
Class E
Proceeds from shares sold	279	261	$10,343	$9,027
Proceeds from reinvestment of distributions	42	13	1,520	465
Payments for shares redeemed	(197)	(429)	(7,316)	(14,801)

Net increase (decrease)	124	(155)	4,547	(5,309)

Class I
Proceeds from shares sold	7,699	7,174	285,272	247,602
Proceeds from reinvestment of distributions	956	347	34,689	11,995
Payments for shares redeemed	(6,781)	(10,375)	(250,417)	(359,044)

Net increase (decrease)	1,874	(2,854)	69,544	(99,447)

Class Y
Proceeds from shares sold	2,560	3,055	94,502	105,804
Proceeds from reinvestment of distributions	359	123	13,053	4,261
Payments for shares redeemed	(2,536)	(3,990)	(94,940)	(137,390)

Net increase (decrease)	383	(812)	12,615	(27,325)

Total increase (decrease)	2,381	(3,821)	$86,706	$(132,081)

	Shares		Dollars
	2006	2005	2006	2005
International
Class E
Proceeds from shares sold	222	224	$10,312	$8,539
Proceeds from reinvestment of distributions	15	18	660	661
Payments for shares redeemed	(242)	(226)	(11,388)	(8,801)

Net increase (decrease)	(5)	16	(416)	399

Class I
Proceeds from shares sold	6,444	7,381	299,460	282,241
Proceeds from reinvestment of distributions	448	492	19,185	18,116
Payments for shares redeemed	(6,655)	(6,054)	(306,159)	(232,553)

Net increase (decrease)	237	1,819	12,486	67,804

Class Y
Proceeds from shares sold	2,403	1,984	104,918	76,142
Proceeds from reinvestment of distributions	241	231	10,306	8,518
Payments for shares redeemed	(9,682)	(1,677)	(438,147)	(63,995)

Net increase (decrease)	(7,038)	538	(322,923)	20,665

Total increase (decrease)	(6,806)	2,373	$(310,853)	$88,868

	Shares		Dollars
	2006	2005	2006	2005
Fixed Income I
Class E
Proceeds from shares sold	357	402	$7,369	$8,595
Proceeds from reinvestment of distributions	61	75	1,240	1,577
Payments for shares redeemed	(333)	(307)	(6,851)	(6,532)

Net increase (decrease)	85	170	1,758	3,640

Class I
Proceeds from shares sold	10,020	10,527	206,675	223,287
Proceeds from reinvestment of distributions	1,534	1,952	31,405	41,098
Payments for shares redeemed	(9,708)	(8,864)	(200,070)	(188,125)

Net increase (decrease)	1,846	3,615	38,010	76,260

Class Y
Proceeds from shares sold	11,112	6,643	230,209	141,569
Proceeds from reinvestment of distributions	1,159	932	23,717	19,628

328

Payments for shares redeemed	(5,062)	(1,398)	(104,293)	(29,605)

Net increase (decrease)	7,209	6,177	149,633	131,592

Total increase (decrease)	9,140	9,962	$189,401	$211,492

	Shares		Dollars
	2006	2005	2006	2005
Fixed Income III
Class E
Proceeds from shares sold	762	306	$7,952	$3,272
Proceeds from reinvestment of distributions	35	24	357	252
Payments for shares redeemed	(241)	(143)	(2,496)	(1,522)

Net increase (decrease)	556	187	5,813	2,002

Class I
Proceeds from shares sold	30,479	22,321	315,658	236,687
Proceeds from reinvestment of distributions	2,658	1,827	27,355	19,196
Payments for shares redeemed	(15,729)	(13,578)	(162,997)	(144,251)

Net increase (decrease)	17,408	10,570	180,016	111,632

Class Y
Proceeds from shares sold	6,022	3,827	62,563	41,100
Proceeds from reinvestment of distributions	268	68	2,762	720
Payments for shares redeemed	(471)	(35)	(4,849)	(374)

Net increase (decrease)	5,819	3,860	60,476	41,446

Total increase (decrease)	23,783	14,617	$246,305	$155,080

	Shares		Dollars
	2006	2005	2006	2005
Emerging Markets
Class C
Proceeds from shares sold	600	720	$11,923	$10,819
Proceeds from reinvestment of distributions	79	6	1,405	79
Payments for shares redeemed	(585)	(330)	(11,516)	(4,983)

Net increase (decrease)	94	396	1,812	5,915

Class E
Proceeds from shares sold	483	368	9,842	5,846
Proceeds from reinvestment of distributions	50	13	907	190
Payments for shares redeemed	(354)	(384)	(7,160)	(6,138)

Net increase (decrease)	179	(3)	3,589	(102)

Class S
Proceeds from shares sold	13,204	9,775	265,826	151,220
Proceeds from reinvestment of distributions	2,101	632	38,232	9,268
Payments for shares redeemed	(11,478)	(6,853)	(233,599)	(107,297)

Net increase (decrease)	3,827	3,554	70,459	53,191

Total increase (decrease)	4,100	3,947	$75,860	$59,004

329

	Shares		Dollars
	2006	2005	2006	2005
Real Estate Securities
Class C
Proceeds from shares sold	360	529	$17,358	$23,052
Proceeds from reinvestment of distributions	209	135	9,190	5,811
Payments for shares redeemed	(380)	(304)	(18,551)	(13,369)

Net increase (decrease)	189	360	7,997	15,494

Class E
Proceeds from shares sold	334	398	16,642	17,861
Proceeds from reinvestment of distributions	109	73	4,891	3,199
Payments for shares redeemed	(258)	(283)	(12,859)	(12,674)

Net increase (decrease)	185	188	8,674	8,386

Class S
Proceeds from shares sold	6,471	8,037	317,576	355,555
Proceeds from reinvestment of distributions	3,663	1,955	166,170	85,775
Payments for shares redeemed	(7,539)	(6,187)	(368,134)	(277,213)

Net increase (decrease)	2,595	3,805	115,612	164,117

Total increase (decrease)	2,969	4,353	$132,283	$187,997

	Shares		Dollars
	2006	2005	2006	2005
Short Duration Bond
Class C
Proceeds from shares sold	287	617	$5,330	$11,614
Proceeds from reinvestment of distributions	32	27	599	502
Payments for shares redeemed	(774)	(1,036)	(14,409)	(19,514)

Net increase (decrease)	(455)	(392)	(8,480)	(7,398)

Class E
Proceeds from shares sold	363	320	6,787	6,052
Proceeds from reinvestment of distributions	44	27	821	521
Payments for shares redeemed	(306)	(232)	(5,701)	(4,389)

Net increase (decrease)	101	115	1,907	2,184

Class S
Proceeds from shares sold	14,343	16,712	267,444	315,510
Proceeds from reinvestment of distributions	2,054	1,504	38,127	28,236
Payments for shares redeemed	(19,246)	(15,698)	(359,185)	(296,234)

Net increase (decrease)	(2,849)	2,518	(53,614)	47,512

Total increase (decrease)	(3,203)	2,241	$(60,187)	$42,298

	Shares		Dollars
	2006	2005	2006	2005
Select Growth
Class C
Proceeds from shares sold	403	527	$3,166	$3,803
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(253)	(300)	(1,970)	(2,175)

Net increase (decrease)	150	227	1,196	1,628

Class E
Proceeds from shares sold	322	110	2,672	810
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(71)	(375)	(575)	(2,825)

Net increase (decrease)	251	(265)	2,097	(2,015)

Class I
Proceeds from shares sold	3,901	7,135	32,598	54,091
Proceeds from reinvestment of distributions	5	—	41

330

Payments for shares redeemed	(7,298)	(1,314)	(59,655)	(9,983)

Net increase (decrease)	(3,392)	5,821	(27,016)	44,108

Class S
Proceeds from shares sold	4,481	3,690	36,926	27,958
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(3,241)	(3,612)	(26,401)	(27,581)

Net increase (decrease)	1,240	78	10,525	377

Total increase (decrease)	(1,751)	5,861	$(13,198)	$44,098

	Shares		Dollars
	2006	2005	2006	2005
Select Value
Class C
Proceeds from shares sold	407	599	$4,719	$6,615
Proceeds from reinvestment of distributions	110	3	1,226	31
Payments for shares redeemed	(298)	(375)	(3,508)	(4,176)

Net increase (decrease)	219	227	2,437	2,470

Class E
Proceeds from shares sold	219	195	2,586	2,201
Proceeds from reinvestment of distributions	51	7	582	79
Payments for shares redeemed	(179)	(326)	(2,117)	(3,702)

Net increase (decrease)	91	(124)	1,051	(1,422)

Class I
Proceeds from shares sold	2,050	3,950	24,190	44,387
Proceeds from reinvestment of distributions	766	123	8,716	1,384
Payments for shares redeemed	(4,301)	(2,165)	(49,514)	(24,171)

Net increase (decrease)	(1,485)	1,908	(16,608)	21,600

Class S
Proceeds from shares sold	5,847	5,202	69,086	58,345
Proceeds from reinvestment of distributions	1,143	168	12,991	1,876
Payments for shares redeemed	(4,328)	(4,888)	(50,740)	(55,329)

Net increase (decrease)	2,662	482	31,337	4,892

Total increase (decrease)	1,487	2,493	$18,217	$27,540

7. Line of Credit

The Investment Company has a $75 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Investment Company is charged an annual commitment fee of .125% on the average daily unused amount of the aggregate commitment, which is allocated among each of the Funds. Interest is calculated at the Federal Fund Rate plus .50% annually. The Investment Company’s Funds may borrow up to a maximum of 33.33% of the value of their net assets under the agreement. The agreement will expire December 20, 2006 and will not be renewed at that time. The Funds did not have any drawdowns for the period ended October 31, 2006.

8. Interfund Lending Program

The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from the RIC Money Market Fund for Temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity of additional borrowing costs. Miscellaneous expense on the Statement of Operations for Select Growth Fund includes $12,164 paid under the Interfund Lending Program for the period ending October 31, 2006.

331

9. Record Ownership

As of October 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

Fund	# of Shareholders	%
Equity I	1	32.4
Equity II	1	33.8
Equity Q	1	35.3
International	1	36.5
Fixed Income I	1	17.9
Fixed Income III	1	46.7
Emerging Markets	3	48.1
Real Estate Securities	2	31.2
Short Duration Bond	3	66.0
Select Growth	1	34.3
Select Value	1	30.5

10. Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $
Fixed Income I Fund - 1.3%
Aames Mortgage Investment Trust	09/08/05	919,365	99.98	919	920
Aiful Corp.	08/03/05	300,000	98.81	296	292
ASIF Global Financing	05/18/05	50,000	99.78	50	49
Citigroup Mortgage Loan Trust, Inc.	10/18/06	2,100,000	99.92	2,098	2,100
Corp. Nacional del Cobre de Chile	10/19/06	100,000	99.30	99	102
Countrywide Home Loan Mortgage Pass Through Trust	09/21/05	1,323,073	100.00	1,323	1,330
DG Funding Trust	11/04/03	152	10,575.58	1,607	1,618
Glitnir Banki HF	06/12/06	450,000	99.92	450	464
Glitnir Banki HF	07/21/06	270,000	100.00	270	278
ILFC E-Capital Trust II	09/12/06	290,000	99.55	289	294
Kaupthing Bank Hf	10/03/06	100,000	99.48	99	100
Kaupthing Bank Hf	05/12/06	1,250,000	99.49	1,244	1,332
Mastr Reperforming Loan Trust	03/09/05	686,114	102.31	702	688
Owens Corning, Inc.	10/26/06	725,000	99.73	723	737
RAAC Series	05/08/06	1,267,287	100.00	1,267	1,269
Rabobank Capital Funding II	05/23/05	20,000	101.80	20	20
Rabobank Capital Funding Trust	05/19/05	40,000	100.77	40	39
Resona Preferred Global Securities Cayman, Ltd.	07/20/05	300,000	100.90	303	315
Shinsei Finance Cayman, Ltd.	02/16/06	400,000	100.00	400	402
Sigma Finance, Inc.	07/26/06	690,000	100.00	690	690

332

TNK-BP Finance SA	07/13/06	400,000	99.82	399	419
Truman Capital Mortgage Loan Trust	07/27/06	1,844,656	100.00	1,845	1,845
WEA Finance LLC/WCI Finance LLC	09/21/06	1,820,000	99.77	1,816	1,823
Wells Fargo Home Equity Trust	09/28/06	838,742	100.04	839	839

					17,965

Fixed Income III Fund - 1.1%
BNP Paribas Capital Trust	10/24/00	850,000	112.22	954	958
DG Funding Trust	11/04/03	118	10,587.51	1,249	1,256
DNB Nor Bank ASA	10/05/06	2,000,000	100.00	2,000	1,999
Embraer Overseas, Ltd.	10/20/06	100,000	99.29	99	100
Glitnir Banki HF	06/12/06	310,000	100.00	310	320
Great West Life & Annuity Insurance Co.	09/29/06	225,000	103.80	234	237
Host Hotels & Resorts, LP	10/27/06	150,000	99.25	149	151
Majapahit Holding BV	10/11/06	135,000	99.39	134	137
Mid-State Trust	10/27/06	560,000	100.00	560	560
Plains All American Pipeline, LP/PAA Finance Corp.	10/23/06	130,000	99.17	129	133
Ras Laffan Liquefied Natural Gas Co., Ltd. II	08/04/05	615,000	98.12	603	593
Resona Bank, Ltd.	09/08/05	930,000	99.25	923	911
SB Treasury Co. LLC	02/06/98	650,000	106.82	694	689
SBI Heloc Trust	09/28/06	400,000	100.00	400	400
Unicredit Luxembourg Finance SA	10/17/06	375,000	100.00	375	375
VTB Capital SA	10/27/06	1,545,000	100.00	1,545	1,545
Wells Fargo Home Equity Trust	09/28/06	668,309	100.04	669	668
West Corp.	10/16/06	445,000	99.90	445	444

					11,476

Emerging Markets Fund - 0.3%
NovaTek OAO	07/21/05	54,900	22.13	1,215	3,184

					3,184

Short Duration Fund - 1.1%
ASIF Global Financing	10/25/06	2,984,000	98.46	2,938	2,938
DG Funding Trust	11/04/03	219	10,537.12	2,308	2,331
Principal Life Global Funding I	10/25/06	1,250,000	97.62	1,220	1,219
SBI Heloc Trust	09/28/06	700,000	100.00	700	700
Unicredit Luxembourg Finance SA	10/17/06	3,900,000	100.00	3,900	3,899
VTB Capital SA	10/27/06	700,000	100.00	700	700
Wells Fargo Home Equity Trust	09/28/06	1,258,112	100.04	1,259	1,258

					13,045

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

333

11. Dividends

On December 12, 2006, the Board of Trustees of Russell Investment Company declared the following dividends from net investment income and capital gains, respectively, payable on December 15, 2006 to shareholders on record December 13, 2006

Funds	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Equity I-Class E	$0.1096	$0.2926	$1.2125
Equity I-Class I	0.1285	0.2926	1.2125
Equity I-Class Y	0.1351	0.2926	1.2125
Equity II-Class E	—	1.7266	5.2801
Equity II-Class I	0.0408	1.7266	5.2801
Equity II-Class Y	0.0746	1.7266	5.2801
Equity Q-Class E	0.1339	0.4560	2.3883
Equity Q-Class I	0.1620	0.4560	2.3883
Equity Q-Class Y	0.1637	0.4560	2.3883
International-Class E	1.4068	1.5427	3.5200
International-Class I	1.5303	1.5427	3.5200
International-Class Y	1.5500	1.5427	3.5200
Fixed Income I-Class E	0.2695	—	—
Fixed Income I-Class I	0.2826	—	—
Fixed Income I-Class Y	0.2850	—	—
Fixed Income III-Class E	0.1311	—	—
Fixed Income III-Class I	0.1371	—	—
Fixed Income III-Class Y	0.1378	—	—
Emerging Markets-Class C	0.2532	0.7332	2.3047
Emerging Markets-Class E	0.4103	0.7332	2.3047
Emerging Markets-Class S	0.4634	0.7332	2.3047
Real Estate Securities-Class C	—	1.1244	3.6969
Real Estate Securities-Class E	0.0248	1.1244	3.6969
Real Estate Securities-Class S	0.0608	1.1244	3.6969
Short Duration Bond-Class C	0.1629	—	—
Short Duration Bond-Class E	0.1997	—	—
Short Duration Bond-Class S	0.2116	—	—
Select Value-Class C	0.0158	0.1337	0.6117
Select Value-Class E	0.0421	0.1337	0.6117
Select Value-Class I	0.0533	0.1337	0.6117
Select Value-Class S	0.0473	0.1337	0.6117

12. In-Kind Redemptions

The following Funds incurred a shareholder redemption substantially in-kind for the period ended October 31, 2006:

Fund	Date of Redemption	Realized Gain (Loss)	Market Value
Equity II	8/7/06	6,351,240	31,017,972
International	1/23/06	90,264,436	266,583,660
International	8/7/06	28,530,174	82,921,093

334

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company (formerly Frank Russell Investment Company):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity I Fund, Equity II Fund, Equity Q Fund, International Fund, Fixed Income I Fund, Fixed Income II Fund, Emerging Markets Fund, Real Estate Securities Fund, Short Duration Bond Fund, Select Growth Fund and Select Value Fund (eleven of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

December 22, 2006

335

Russell Investment Company

Institutional Funds

Tax Information — October 31, 2006 (Unaudited)

For the tax year ended October 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2006, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(l)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 mailed to you in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Equity I	76.8%
Equity II	11.8%
Equity Q	75.1%
International	0.0%
Fixed I	0.0%
Fixed III	0.0%
Emerging Markets	0.0%
Real Estate Securities	0.0%
Short Duration Bond	0.0%
Select Value	75.4%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2006:

Equity I	$46,446,332
Equity II	126,144,248
Equity Q	34,568,605
Fixed Income III	814,029
Emerging Markets	21,459,465
Real Estate Securities	123,352,626
Select Value	14,164,436

Please consult a tax adviser for any questions about federal or state income tax laws.

The Emerging Markets Fund and International Fund paid foreign taxes of $3,400,832 and $3,497,789 and recognized $23,117,721 and $47,770,496 of foreign source income, respectively, during the taxable year ended October 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Emerging Markets Fund and International Fund designates $0.0639 and $0.0956 per share of foreign taxes paid and $0.4341 and $1.3053 of gross income earned from foreign sources, respectively, in the taxable year ended October 31, 2006.

336

Russell Investment Company

Institutional Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the “RIMCo Analysis” and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board’s consideration of the portfolio management contracts, the “Agreement Renewal Information”) addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund’s assets as described below and otherwise exercises investment discretion over the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers and for each Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund’s applicable investment objective, policies and restrictions (each, a “segment”). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to

337

time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund’s investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds’ investment advisory fees. In discussing whether the Funds’ performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo’s profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

338

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds’ performance, the Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

At the April 18 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting, the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Equity I Fund, the Equity Q Fund and the International Fund (each a “Participating Fund”) utilizing a “select holdings strategy” pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by each Participating Fund’s RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of a Participating Fund’s Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund’s exposure to stocks that are y viewed as attractive by multiple Money Managers of a Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund’s holdings. In connection with RIMCo’s proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund’s performance based upon RIMCo’s experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the

339

Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo’s advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate investment advisory fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Equity I and Equity Q Funds, although a reasonable period of time is needed to evaluate fairly its impact on those Participating Funds’ performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Funds concluded that the investment advisory fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the investment advisory services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Also, at the meeting held on April 18, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Equity II Fund. At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Fixed Income III Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Equity I Fund resulting from a change of control of one of this Fund’s Money Managers. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

At a meeting held on December 4, 2006, RIMCo advised the Board that the select holdings strategy was implemented in the International Fund in the third quarter of 2006.

340

Russell Investment Company

Institutional Funds

Shareholder Requests for Additional Information — October 31, 2006 (Unaudited)

As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) at www.russell.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the Fund’s prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

341

Russell Investment Company

Institutional Funds

Disclosure of Information about Fund Directors — October 31, 2006 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 34 funds, and Russell Investment Funds (“RIF”), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
*Michael J.A. Phillips, Born January 20, 1948 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002	Appointed until successor is duly elected and qualified	• Chairman of the Board, FRC • 1990-2003, President, FRC • 1993-2003, CEO, FRC • Trustee, RIC and RIF • Director, RTC; Russell Investments (Suisse) S.A. (global investment services); Russell Investments Limited (consultant to institutional investors in Europe and the UK) • Chairman of the Board and President, Russell 20-20 Association; and Russell Investments Delaware Inc. (general partner in various limited partnerships (“RIDI”))	39	None
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd.	39	None
Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee since 1984 Chairman of the Nominating and Governance Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• President, Anderson Management Group LLC (private investments • consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF	39	None
Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairperson since 2005	Appointed until successor is duly elected and qualified Annual	• President, Kristianne Gates Blake, P.S. (accounting services) • Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF	39	• Trustee WM Group of Funds (investment company) • Director, Avista Corp.
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2003, Retired • 2001-2003, Vice President and Chief Financial Officer, Janus Capital Group Inc. • 1979-2001, Audit and Accounting Partner, PricewaterhouseCoopers LLP	39	None
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	39	None

342

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000	Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	39	None
Jack Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Japan Fund • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	39	Director, Sparx Japan Fund
Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired since 2000 • 1987 to 2002, Director, Smith Barney Fundamental Value Fund	39	None
TRUSTEES EMERITUS

*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non- depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	39	None
Paul Anton, Ph.D., Born December 1, 1919 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2003	Five year term	• Retired since 1997 • Trustee of RIC and RIF until 2002	39	None
William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	39	None
Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001-2005	39	None
Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	39	None

*	Mr. Philips is also an officer and/or director of one more affiliates of RIC and RTF and is therefore an interested trustee.

343

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•     Chief Compliance Officer, RIC

•     Chief Compliance Officer, RIF

•     Chief Compliance Officer, RIMCo

•     April 2002-May 2005, Manager, Global Regulatory Policy

•     1998-2002, Compliance Supervisor, Russell Investment Group

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•     President and CEO, RIC and RIF

•     Chairman of the Board, President and CEO, RIMCo

•     Chairman of the Board, President and CEO, RFD

•     Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•     Until 2004, Managing Director of Individual Investor Services, FRC

•     2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC and RIF • Director, Funds Administration, RIMCo, RTC and RFD • Treasurer and Principal Accounting Officer, SSgA Funds
Thomas F. Hanly, Born November 17, 1964 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2004	Until removed by Trustees	• Chief Investment Officer, RIC, RIF, FRC, RTC • Director and Chief Investment Officer, RIMCo and RFD • 1999 to 2003, Chief Financial Officer, FRC, RIC and RIF
Karl J. Ege, Born October 8, 1941 909 A Street Tacoma, Washington 98402-1616	Secretary since 1994	Until successor is chosen and qualified by Trustees	• General Counsel and Managing Director of Law and Government Affairs, Secretary, FRC

*	Mr. Philips is also an officer and/or director of one more affiliates of RIC and RTF and is therefore an interested trustee.

344

Institutional Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Trustees

        Thaddas L. Alston

        Paul E. Anderson

        Kristianne Blake

        Daniel P. Connealy

        Jonathan Fine

        Michael J.A. Phillips

        Raymond P. Tennison, Jr.

        Jack R. Thompson

        Julie W. Weston

Trustees Emeritus

        George F. Russell, Jr.

        Paul Anton, Ph.D.

        William E. Baxter

        Lee C. Gingrich

        Eleanor W. Palmer

Officers

        Gregory J. Stark, President and Chief Executive Officer

        Cheryl Wichers, Chief Compliance Officer

        Thomas F. Hanly, Chief Investment Officer

        Mark E. Swanson, Treasurer and Chief Accounting Officer

        Karl J. Ege, Secretary

Advisor, Administrator, Transfer and Dividend Disbursing Agent

        Russell Investment Management Company

        909 A Street

        Tacoma, WA 98402

Custodian

        State Street Bank and Trust Company

        Josiah Quincy Building

        200 Newport Avenue

        North Quincy, MA 02171

Office of Shareholder Inquiries

        909 A Street

        Tacoma, WA 98402

        (800) 787-7354

Legal Counsel

        Dechert LLP

        200 Clarendon Street, 27th Floor

        Boston, MA 02116-5021

345

Distributor

        Russell Fund Distributors, Inc.

        909 A Street

        Tacoma, WA 98402

Independent Registered Public Accounting Firm

        PricewaterhouseCoopers LLP

        1420 5th Avenue

        Suite 1900

        Seattle, WA 98101

Money Managers as of October 31, 2006

Equity I Fund

        AllianceBernstein, L.P., New York, NY

        Ark Asset Management Co., Inc., New York, NY

        Institutional Capital Corporation, Chicago, IL

        Marsico Capital Management, LLC, Denver, CO

        MFS Institutional Advisors, Inc., Boston, MA

        Montag & Caldwell, Inc., Atlanta, GA

        Schneider Capital Management, Wayne, PA

        Suffolk Capital Management, LLC, New York, NY

        Turner Investment Partners, Inc., Berwyn, PA

Equity II Fund

        CapitalWorks Investment Partners, LLC, San Diego, CA

        David J. Greene and Company, LLC, New York, NY

        Delphi Management, Inc., Boston, MA

        Goldman Sachs Asset Management, L.P., New York, NY

        Gould Investment Partners, LLC, Berwyn, PA

        Jacobs Levy Equity Management, Inc., Florham Park, NJ

        PanAgora Asset Management, Inc., Boston, MA

        Tygh Capital Management, Inc., Portland, OR

Equity Q Fund

        Aronson+Johnson+Ortiz, L.P., Philadelphia, PA

        Franklin Portfolio Associates, LLC, Boston, MA

        Goldman Sachs Asset Management, L.P., New York, NY

        Jacobs Levy Equity Management, Inc., Florham Park, NJ

International Fund

        AllianceBernstein, L.P., New York, NY

        AQR Capital Management, LLC, Greenwich, CT

        Axiom International Investors, LLC, Greenwich, CT

        Fidelity Management & Research Company, Boston, MA

        Marvin & Palmer Associates, Inc., Wilmington, DE

        MFS Institutional Advisors, Inc., Boston, MA

        Mondrian Investment Partners Limited, London, England

        The Boston Company Asset Management, LLC, Boston, MA

        Wellington Management Company, LLP, Boston, MA

346

Emerging Markets Fund

        AllianceBernstein, L.P., New York, NY

        Arrowstreet Capital, L.P., Cambridge, MA

        Genesis Asset Managers, LLP, Guernsey, Channel Islands

        Harding Loevner Management, L.P., Somerville, NJ

        T. Rowe Price International, Inc., Baltimore, MD

Real Estate Securities Fund

        AEW Management and Advisors, L.P., Boston, MA

        Heitman Real Estate Securities, LLC, Chicago, IL

        INVESCO Institutional (N.A.), Inc., which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

        RREEF America, LLC, Chicago, IL

Short Duration Bond Fund

        Merganser Capital Management, L.P., Boston, MA

        Pacific Investment Management Company, LLC, Newport Beach, CA

        STW Fixed Income Management, Carpinteria, CA

Fixed Income I Fund

        Bear Stearns Asset Management, Inc., New York, NY

        Lehman Brothers Asset Management, LLC, Chicago, IL

        Pacific Investment Management Company, LLC, Newport Beach, CA

        Western Asset Management, Pasadena, CA

        Western Asset Management Company Ltd., London England

Fixed Income III Fund

        Bear Stearns Asset Management, Inc., New York, NY

        Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

        Goldman Sachs Asset Management, L.P., New York, NY

        Morgan Stanley Investment Management, Inc., West Conshohocken, PA

        Pacific Investment Management Company, LLC, Newport Beach, CA

Select Growth Fund

        Ark Asset Management Co., Inc., New York, NY

        CapitalWorks Investment Partners, LLC, San Diego, CA

        Delaware Management Company, a series of Delaware Management Business Trust, Philadelphia, PA

        Fuller & Thaler Asset Management, Inc., San Mateo, CA

        Sustainable Growth Advisers, L.P., Stamford, CT

        Turner Investment Partners, Inc., Berwyn, PA

Select Value Fund

        DePrince, Race & Zollo, Inc., Orlando, FL

        Iridian Asset Management, LLC, Westport, CT

        MFS Institutional Advisors, Inc., Boston, MA

        Netols Asset Management, Inc., Mequon, WI

        Systematic Financial Management, L.P., Teaneck, NJ

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

347

Russell Investment Company Semi-Annual Report dated April 30, 2007

[To be filed by amendment]

Russell Funds: Classes A, C, E and S

Institutional Funds: Classes E and I and Class Y

LifePoints Funds, Target Portfolio Series: Classes A, C, E, R1, R2, R3 and S

LifePoints Funds, Target Date Series: Classes A, E, R1, R2, R3 and S

Tax-Managed Global Equity Fund: Classes C, E and S

RUSSELL INVESTMENT COMPANY

Supplement dated May 24, 2007 to

PROSPECTUSES DATED MARCH 1, 2007

I.	Diversified Bond Fund: The following information relates to the proposed reorganization of the Diversified Bond Fund into the Fixed Income I Fund and supplements the Russell Funds Prospectus listed above:

In connection with the potential reorganization involving the Diversified Bond Fund, Russell Investment Company will file a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the proxy statement/prospectus in its entirety when it becomes available because it will contain important information regarding the proposal, the persons soliciting proxies in connection with the proposal and the interests of these persons in the proposal and related matters. The proxy statement/prospectus will be mailed to record date shareholders once it is effective. Shareholders may obtain a free copy of the proxy statement/prospectus, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

At a meeting held on May 22, 2007, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company (“RIMCo”), approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Diversified Bond Fund into the Fixed Income I Fund (the “Reorganization”).

The Reorganization can be consummated only if, among other things, it is approved by shareholders of the Diversified Bond Fund. A Special Meeting of the shareholders of the Diversified Bond Fund is expected to be held on or about October 3, 2007 and shareholders will be given the opportunity to vote on the Plan. It is currently anticipated that on or about July 23, 2007, proxy materials regarding the Reorganization will be distributed to shareholders of record as of July 9, 2007. It is expected that effective at the close of business on July 9, 2007, the Diversified Bond Fund will be closed to new shareholders.

The Plan provides that (i) the Diversified Bond Fund would transfer to the Fixed Income I Fund all of its assets in exchange solely for voting shares of the Fixed Income I Fund and the assumption by the Fixed Income I Fund of the Diversified Bond Fund’s liabilities, (ii) such shares of the Fixed Income I Fund would be distributed to shareholders of the Diversified Bond Fund in liquidation of the Diversified Bond Fund and (iii) the Diversified Bond Fund would be subsequently dissolved.

If the Plan is approved by shareholders, shareholders of the Diversified Bond Fund will receive Class C, Class E or Class S shares of the Fixed Income I Fund with an aggregate value equal at the time of the completion of the Reorganization to the aggregate value of their Diversified Bond Fund Class C, Class E, or Class S Shares, respectively.

As of April 30, 2007, the Diversified Bond Fund had assets of approximately $402 million. Assets of the Diversified Bond Fund have recently decreased significantly and assets are expected to continue to decline. Therefore, the Diversified Bond Fund is unlikely to achieve sufficient asset growth in the near future to assure its viability. The number of money managers used by the Fund depends, in part, upon the Fund’s asset level. Therefore, as a result of the declining assets, one or more money managers of the Fund may be terminated. However, RIMCo currently anticipates that the Diversified Bond Fund will be able to continue to pursue its investment objective pursuant to the investment strategies described in the Prospectus pending the Reorganization.

Shareholders of the Diversified Bond Fund should benefit from the Reorganization because the Fixed Income I Fund would have a larger asset base which should provide greater opportunities for diversifying investments and realizing economies of scale. After the Reorganization, as shareholders of the Fixed Income I Fund, the current shareholders of the Diversified Bond Fund should bear lower operating expenses than those they currently bear as shareholder of the Diversified Bond Fund. However, there can be no assurance that operational savings will be realized.

If the Reorganization is not approved by shareholders, the Diversified Bond Fund will continue to operate and the Trustees will consider what further action, if any, is in the best interests of the Diversified Bond Fund and its shareholders, including the possible liquidation of the Diversified Bond Fund. The Board has also approved, subject to approval by shareholders, an amendment to RIC’s Amended and Restated Master Trust Agreement which would allow the liquidation or reorganization of any Fund, including the Diversified Bond Fund, without the approval of the shareholders of such Fund.

II.	Real Estate Securities Fund: The following information relates to a proposed change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company” and supplements the Russell Funds, LifePoints Target Portfolio Series and LifePoints Target Date Series Prospectuses listed above:

In connection with the proposed change in classification of the Real Estate Securities Fund, Russell Investment Company will file a proxy statement with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the proxy statement in its entirety when it becomes available because it will contain important information regarding the proposal, the persons soliciting proxies in connection with the proposal and the interests of these persons in the proposal and related matters. The proxy statement will be mailed to record date shareholders after it has been filed with the SEC. Shareholders may obtain a free copy of the proxy statement, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

The Real Estate Securities Fund is currently classified as a “diversified company” under the Investment Company Act. This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund’s total assets, and the Fund cannot own more than 10% of any one issuer’s outstanding voting securities. Government securities and securities of other investment companies are excluded from this restriction. The Fund’s diversification policy is a fundamental policy that can be changed only by a shareholder vote.

At a meeting held on May 22, 2007, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company, approved, subject to shareholder approval, the change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company.” The proposed change from diversified to non-diversified status is intended to provide the Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry. As a non-diversified fund, the Fund will be subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be had the Fund continued to operate as a diversified fund.

The change in status can be effected only if, among other things, it is approved by the shareholders of the Real Estate Securities Fund. A Special Meeting (the “Meeting”) of the shareholders of the Fund is expected to be held on or about October 3, 2007 and shareholders will be given the opportunity to vote on the change in status.

It is currently anticipated that on or about July 23, 2007, proxy materials regarding the change in status will be distributed to shareholders of record as of July 9, 2007.

III.	Conservative Strategy Fund: The following information corrects the average annual total returns for the periods ended December 31, 2006 and the inception date footnote for the Class R1 Shares of the Conservative Strategy Fund in the section entitled “Performance” in the LifePoints Target Portfolio Series Prospectus:

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	Since Inception
Return Before Taxes, Class R1#	6.60%	4.91%	5.41%

# The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to this date are the returns of the Fund’s Class E Shares from November 7, 1997 to February 13, 2000 and the Fund’s Class S Shares from February 14, 2000 to December 28, 2006.

IV.	Moderate Strategy Fund: The following information corrects the inception date footnote for the Class R1 Shares of the Moderate Strategy Fund in the section entitled “Performance” in the LifePoints Target Portfolio Series Prospectus:

# The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to this date are the returns of the Fund’s Class E Shares from October 2, 1997 to January 31, 2000, and the Fund’s Class S Shares from February 1, 2000 to October 2, 2006.

V.	2010 Strategy Fund: The following information corrects the average annual total returns for the periods ended December 31, 2006 and the inception date footnote for the Class R2 Shares of the 2010 Strategy Fund in the section entitled “Performance” in the LifePoints Target Date Series Prospectus:

Average annual total returns for the periods ended December 31, 2006	1 Year	Since Inception
Return Before Taxes, Class R2****	9.93%	7.46%

**** The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to November 10, 2006 are the returns of Class E Shares.

VI.	Multistrategy Bond Fund: The following information corrects the average annual total returns for the periods ended December 31, 2006 and the footnote for the Class A Shares of the Multistrategy Bond Fund in the section entitled “Performance” in the Russell Funds Prospectus:

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Return Before Taxes, Class A*	(0.24)%	4.15%	5.22%

* No Class A Shares were outstanding during the periods shown. The returns shown for Class A Shares are the returns of Class E Shares from January 1, 1997 to September 10, 1998 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares are the returns of Class E Shares from September 11, 1998 to December 31, 2006. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

VII.	Short Duration Bond Fund: The following information corrects the average annual total returns for the periods ended December 31, 2006 and the footnote for the Class A Shares of the Short Duration Bond Fund in the section entitled “Performance” in the Russell Funds Prospectus:

Average annual total returns for the periods ended December 31, 2006	1 Year	5 Years	10 Years
Return Before Taxes, Class A*	(0.40)%	1.98%	3.99%

* No Class A Shares were outstanding during the periods shown. The returns shown for Class A Shares are the returns of Class S Shares from January 1, 1997 to February 17, 1999 and do not reflect deduction of Rule 12b-1 distribution fees. Had it done so, the returns shown for that period would have been lower. The returns shown for Class A Shares are the returns of Class E Shares from February 18, 1999 to December 31, 2006. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%.

VIII.	Money Market Fund: The following information corrects the effective 7-day yields as of December 31, 2006 for the Money Market Fund in the section entitled “Performance” in the Russell Funds Prospectus:

7-Day Yields as of December 31, 2006	Effective
Money Market Fund Class A	5.29%
Money Market Fund Class S	5.40%

IX.	All Russell Funds: The following information corrects the Shareholder Fees table in the section entitled “Fees and Expenses” in the Russell Funds Prospectus:

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)		Redemption Fees**	Exchange Fees
Class A, except Money Market Fund, Multistrategy Bond Fund and Short Duration Bond Fund	5.75%	None	1.00%	*	None	None
Class A, Multistrategy Bond Fund and Short Duration Bond Fund	3.75%	None	1.00%	*	None	None
Class A, Money Market Fund	None	None	None		None	None
Class C, E, S	None	None	None		None	None

*	There is a 1.00% deferred sales charge on redemptions of Class A Shares (except Class A of the Money Market Fund) made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor.
**	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

X.	Select Growth Fund: The following information is added to the ** footnote of the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses” in the Institutional Funds Class E and I Shares Prospectus:

For the Class I Shares of the Select Growth Fund, RIMCo, as transfer agent to RIC, has contractually agreed to waive, at least until February 29, 2008, its transfer agency fees for Class I Shares to the extent that those fees for that class exceed 0.01% of the average daily net assets of the Class I Shares.

XI.	All Target Date Series Funds: The following information is added to the ** footnote of the Annual Fund Operating Expenses table in the section entitled “Fees and Expenses” in the Target Date Series Prospectus:

“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class E and an administrative fee of 0.05% of average daily net assets for all Classes of Shares.

XII.	All Funds: The following language is added to the section entitled “How To Purchase Shares” in each of the Russell Investment Company Prospectuses listed above:

Except for the Money Market Fund, Class E, I and S Shares of each Fund may only be purchased by:

(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services for the shareholder account in which the Class E, I or S Shares are held;

(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

(3)	clients of Financial Intermediaries who are members of Russell Investment Group;

(4)	Russell employee investment programs; or

(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class E, I or S Shares.

The Funds generally do not have the ability to enforce these limitations on access to Class E, I and S Shares. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Class E, I and S Shares available to those categories of investors listed above that qualify for access to Class E, I and S Shares. However, the Funds will not knowingly sell Class E, I or S Shares to any investor not meeting one of the foregoing criteria.

XIII.	All Funds: The following language is added to the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” in each of the Russell Investment Company Prospectuses listed above:

The Funds may be unable to compel Financial Intermediaries to apply the steps described in the Funds’ Prospectus in the section entitled “Right to Reject or Restrict Purchase and Exchange Orders” to curtail frequent trading in Fund shares. The Funds reserve the right, in their sole discretion, to allow Financial Intermediaries to apply alternative frequent trading policies and trading restrictions reasonably designed to reduce incentives to engage in frequent trading. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds’ frequent trading policy or an acceptable alternative.

XIV.	The following replaces the information in the section entitled “Money Manager Information” for the Emerging Markets Fund in the Tax-Managed Global Equity Prospectus:

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, 35th Floor, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

Genesis Asset Managers, LLP, P.O. Box 466 Barclays Court, Les Echelons, St. Peter Port, Guernsey, GY1 6AW Channel Islands.

Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202-1009.

XV.	The following replaces the information in the section entitled “Money Manager Information” for the Special Growth Fund, Equity II Fund, Select Growth Fund and Tax-Managed Large Cap Fund in each of the Russell Investment Company Prospectuses listed above, as applicable:

Equity II and Special Growth Fund

Berkeley Capital Management LLC, One Bush Street, 12th Floor, San Francisco, CA 94104.

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022-6067.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312-2412.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100 Portland, OR 97204.

Select Growth Fund

Ark Asset Management Co., Inc., 125 Broad Street, New York, NY 10004.

Berkeley Capital Management LLC, One Bush Street, 12th Floor, San Francisco, CA 94104.

Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103-3682.

Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Blvd, Suite 1310, Stamford, CT 06901

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Tax-Managed Large Cap Fund

Armstrong Shaw Associates Inc., 45 Grove Street, New Canaan, CT 06840.

J.P. Morgan Investment Management Inc., 245 Park Avenue 3rd Floor, New York, NY 10167.

Palisades Investment Partners, LLC, 1453 Third Street Promenade, Suite 310, Santa Monica, CA 90401.

Sands Capital Management, Inc., 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

XVI.	Short Duration Bond Fund: The following information restates the ticker for the Class A Shares of the Short Duration Bond Fund in the section entitled “Tickers and CUSIPs of the Funds” in the Russell Funds Prospectus:

Class A Shares	Class A Shares Ticker

Short Duration Bond Fund	RSBTX

36-08-170 (1 05/07) and 539784

May 24, 2007

Dear Financial Professional:

As you know, Russell changed the asset allocation of the underlying funds in which the LifePoints Funds invest as well as its Model Strategies on March 1, 2007 to remove the Diversified Bond Fund from the allocation. As a result, the Diversified Bond Fund’s assets under management have declined significantly and are expected to continue to decline as financial intermediaries implement changes to their model strategies to remove the Diversified Bond Fund as an investment in their asset allocation. The Diversified Bond Fund is unlikely to achieve sufficient asset growth in the near future to assure its viability and we proposed to the Russell Investment Company (RIC) Fund Board the merger of the Diversified Bond Fund into the Fixed Income I Fund. The RIC board approved the merger of the Diversified Bond Fund into the Fixed Income I Fund, subject to approval by the shareholders of the Diversified Bond Fund. The proposed merger will be reflected in a May 24, 2007 prospectus supplement.

Shareholders of the Diversified Bond Fund may benefit from the reorganization because the Fixed Income I Fund would have a larger asset base which should provide greater opportunities for diversifying investments and realizing economies of scale. After the reorganization, as shareholders of the Fixed Income I Fund, the current shareholders of the Diversified Bond Fund should bear lower operating expenses than they currently do. However, there can be no assurance that operational savings will be realized.

Consummation of the merger requires shareholder approval. The record date for the shareholder vote is July 9, 2007. Proxy statements will be sent to all Diversified Bond Fund shareholders who own shares on the record date and the RIC Board will be soliciting the votes of those shareholders on the merger. If your current investors no longer hold shares as of July 9, they will not be solicited for their vote on the merger.

The Diversified Bond Fund will close to new shareholders at the close of business on July 9. It is expected that existing shareholders may make additional contributions until October 15 or reinvest dividends until October 17. Should the merger be approved by shareholders, investors who maintain positions should be aware that the dividend payment schedule will change from monthly for Diversified Bond to quarterly for Fixed Income I.

This is just one proposed change to Russell Funds that your clients may inquire about based on the May 24 prospectus update. Based on a proposal by Russell, the RIC Board of Trustees has also approved the liquidation of the Tax Free Money Market Fund and the US Government Money Market Fund, subject to shareholder approval. These money market funds are not part of Russell’s core product line and are not used in our asset-allocated strategies or funds. This change is also subject to shareholder approval and will necessitate a proxy solicitation.

The two money market funds will close to new shareholders at the close of business on May 31 and close to existing shareholders on October 3. Shareholders of the funds may exchange their shares for shares of the same class of another Russell fund. Please note that there may be tax implications as a result of an exchange. The RIC Money Market Fund continues to be our primary cash-equivalent option. It is not a tax-exempt fund but may be a viable solution for your clients.

Shareholders who do not exchange or liquidate positions in the Diversified Bond Fund or the two money market funds by the July 9 record date will receive the proxy statements in late July or early August. The shareholder meeting is on October 3.

Also submitted to shareholder vote will be the re-classification of the Real Estate Securities Fund from “diversified” to “non-diversified.” The proposed change is intended to provide the Real Estate Securities Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry. As a non-diversified fund, the fund may be subject to additional risk.

Please be proactive with clients who hold positions in the Diversified Bond Fund and either of the money market funds proposed for liquidation discussing their options and interest in participating in the proxy voting process.

Should you have any questions about upcoming proxy voting or communicating these issues to your clients, please contact your Russell sales and service team at 800-787-7354.

We appreciate your business and look forward to delivering capital markets insight, intelligent portfolio design and effective practice management to help your practice thrive.

Regards,

Russell Investment Management Company

In connection with the potential reorganization involving the Diversified Bond and Fixed Income I Funds, Russell Investment Company will file a proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). In connection with the potential liquidations of the US Government Money Market and Tax Free Money Market Funds and other proposals, Russell Investment Company will file a proxy statement with the SEC. All shareholders are advised to read the proxy statement/prospectus and the proxy statement in their entirety when they become available because they will contain important information regarding the proposals, the persons soliciting proxies in connection with the proposals, and the interests of these persons in the proposals and related matters. The proxy statement/prospectus and the proxy statement will be mailed to record date shareholders once they are effective. Shareholders may obtain a free copy of the proxy statement/prospectus and the proxy statement, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Company at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information can be obtained by calling (800) 787-7354 or visiting www.russell.com. Please read the prospectus carefully before investing.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Please remember that all investments carry some level of risk, including the potential loss of principal invested. They do not typically grow at an even rate of return and may experience negative growth. As with any type of portfolio structuring, attempting to reduce risk and increase return could, at certain times, unintentionally reduce returns.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Effective July 1, 2006 Frank Russell Investment Company changed its name to Russell Investment Company (RIC). RIC Funds are distributed by Russell Fund Distributors, Inc., and advised by Russell Investment Management Company (RIMCo). Effective July 1, 2006 RIMCo changed its name from Frank Russell Investment Management Company.

Securities distributed through Russell Fund Distributors, Inc. member NASD, part of Russell Investment Group.

First used: May 2007. RFD 07-6752.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

PART C

OTHER INFORMATION

Item 15.	Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Amended and Restated Master Trust Agreement, which reads as follows:

Section 6.4 Indemnification of Trustees, Trustees Emeritus, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees, Trustees Emeritus and officers (including persons who serve at the Trust’s request as directors, officers, trustees or trustees emeritus of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, Trustee Emeritus or officer, director, trustee or trustee emeritus, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insurance is provided to officers and Trustees of the Registrant pursuant to Section I.A of Registrant’s Mutual Fund and Directors and Officers Errors and Omissions Professional Liability Insurance policy, which reads as follows:

Section I.A. Insurance Agreements.

The Insurer will pay on behalf of the Individual Insured(s) in accordance with the terms hereof all Loss in excess of the Deductible set forth in Item 4 of the Declarations up to the available Limit of Liability set forth in Item 3 thereof, which is incurred by the Individual Insured(s) as a result of any Claim first made against them during the Policy Period or the Extended Discovery Period, if purchased, except such Loss which the Company or Investment Fund(s) pays as indemnification.

The term “Insured(s)” shall mean any persons who were, now are, or shall be directors, officers, partners, trustees, employees, general partners, or members of the Company or an Investment Fund while acting in their capacities or within the scope of their duties as such, or any person contracted to perform duties or services on behalf of the Company or an Investment Fund while under the supervision of the Company or Investment Fund (herein after also known as “Individual Insured(s)”).

The term “Investment Fund” means an entity which is created or established by the Insured(s) consisting of a sum of money whose principal is invested, or to be invested, pursuant to the objectives set forth in such entity’s private placement memorandum, prospectus, or similar document; provided, however, that a newly created Investment Fund and its Individual Insured(s) shall be Insured(s) under this Policy, but only with respect to Wrongful Acts taking place after such creation.

The term “Loss” shall mean:

1)	compensatory damages, judgments, settlements, costs, charges and expenses or other sums the Insured(s) shall legally become obligated to pay as damages resulting from any Claim or Claim(s) and Defense Costs;

2)	costs, charges and expenses or other damages incurred in connection with any investigation by any governmental body or self regulatory organization (SRO); provided, however, Loss shall not include:

(i)	fines or penalties imposed by law; or

(ii)	taxes; or

(iii)	salaries, commissions, regular or overtime wages or fees of Individual Insured(s); or

(iv)	administration or overhead charges, or charges of any kind or character whatsoever, attributable to any in-house counsel of the Company or any Investment Fund; or

(v)	matters which are uninsurable under the law pursuant to which this Policy shall be construed; provided that punitive or exemplary damages shall be deemed insurable under this Policy if such damages are insurable under the law of the jurisdiction that is most favorable to the insurability of such damages and is where:

a) such damages were awarded or imposed;

b) any Wrongful Act took place for which such damages were awarded or imposed;

c) any Company is incorporated or has its principal place of business; or

d) the Insurer is incorporated or has its principal place of business; or

(vi)	loss of actual money, securities, property or other items of value in the custody or control of the Insured (s); or diminution in value of money, securities, property or any other item of value unless caused by a Wrongful Act of the Insured(s).

The term “Claim(s)” shall mean:

1)	a civil proceeding commenced by the service of a complaint or similar pleading, or

2)	any investigation into possible violations of law or regulation initiated by any governmental body or self regulatory organization (SRO), or any proceeding commenced by the filing of a notice of charges, or formal investigative order or similar document, or

3)	a written demand

against any Insured(s) for any Wrongful Act, including any appeal therefrom.

The term “Policy Period” means that period from the inception date set forth in Item 2 of the Declarations to the expiration date set forth therein, or to any earlier cancellation date pursuant to Section XIV hereof.

Item 16.	Exhibits

(1) 1.1 Amended and Restated Master Trust Agreement dated August 19, 2002 (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.2 Amendment No. 1 to Amended and Restated Master Trust Agreement dated October 8, 2002 (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.3 Amendment No. 2 to Amended and Restated Master Trust Agreement dated November 25, 2002 (incorporated by reference from Post-Effective Amendment No. 61 dated December 16, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.4 Amendment No. 3 to Amended and Restated Master Trust Agreement dated May 20, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.5 Amendment No. 4 to Amended and Restated Master Trust Agreement dated May 25, 2004 (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.6 Amendment No. 5 to Amended and Restated Master Trust Agreement dated August 24, 2004 (incorporated by reference to Post-Effective Amendment No. 73 dated December 3, 2004 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.7 Amendment No. 6 to Amended and Restated Master Trust Agreement dated February 23, 2005 (incorporated by reference to Post-Effective Amendment No. 78 dated April 19, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.8 Amendment No. 7 to Amended and Restated Master Trust Agreement dated May 17, 2005 (incorporated by reference to Post-Effective Amendment No. 80 dated June 29, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.9 Amendment No. 8 to Amended and Restated Master Trust Agreement dated August 23, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.10 Amendment No. 9 to Amended and Restated Master Trust Agreement dated November 15, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.11 Amendment No. 10 to Amended and Restated Master Trust Agreement dated November 15, 2005 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.12 Amendment No. 11 to Amended and Restated Master Trust Agreement dated November 15, 2005 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

1.13 Form of Amendment No. 12 to Amended and Restated Master Trust Agreement dated November 15, 2005 (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(2)	2.1 Amended By-Laws of Frank Russell Investment Company dated August 23, 2005 (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(3)	Not applicable.

(4)	4.1 Form of Agreement and Plan of Reorganization of the Diversified Bond Fund (included as Exhibit A to the Prospectus/Proxy Statement which is part of this Registration Statement on Form N-14)

(5)	5.1 Form of Shares of Beneficial Interest for the Diversified Bond Fund (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(6)	6.1 Advisory Agreement with Frank Russell Investment Management Company dated January 1, 1999 (incorporated by reference to Item 23(4)(a)(1) filed under Post-Effective Amendment No. 42 dated February 28, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.2 Amendment to Advisory Agreement dated January 1, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.3 Amendment to the Advisory Agreement dated May 1, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

6.4 Form of Portfolio Management Contract with Money Managers and Frank Russell Investment Company (incorporated by reference from Post-Effective Amendment No. 89 dated December 8, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(7)	7.1 Distribution Agreement with Russell Fund Distributors, Inc. dated January 1, 1999 due to change in control (incorporated by reference to Item 23(5)(a)(16) filed under Post-Effective Amendment No. 42 dated February 18, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.2 Form of Letter Agreements regarding fee waivers and reimbursements (incorporated by reference from Post-Effective Amendment No. 96 dated February 28, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

7.3 Letter Agreements regarding administrative fee and direct expenses of the Funds of Funds waivers & reimbursements (incorporated by reference from Post-Effective Amendment No. 96 dated February 28, 2007 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(8)	8.1 Bonus or Profit Sharing Plans (none)

(9)

9.1 Custodian Contract with State Street Bank and Trust Company dated October 31, 1988 (incorporated by reference to Item 24(b)(8)(a) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.2 Amendment No. 1 to Custodian Contract dated January 31, 1994 with State Street Bank and Trust Company amending Section 3.5 of the Agreement (incorporated by reference to Item 24(b)(8)(e) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.3 Form of Amendment to Custodian Contract with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.4 Amendment dated October 31, 1998 to the Custodian Contract with State Street Bank amending Section 2.7 of the Agreement (incorporated by reference to Item 24(b)(8)(g) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.5 Amendment to the Fee Schedule of the Custodian Contract with State Street Bank and Trust Company (incorporated by reference to Item 24(b)(8)(h) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.6 Amendment to the Custodian Contract dated August 11, 1995 with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Item 24(b)(8)(i) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.7 Amendment to the Custodian Contract dated April 18, 1994 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(j) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.8 Amendment to the Custodian Contract dated August 7, 1995 with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for the Emerging Markets Fund (incorporated by reference to Item 24(b)(8)(k) filed under Post-Effective Amendment No. 32 dated May 1, 1996 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.9 Amendment to Custodian Contract between FRIC and State Street Bank and Trust Company (“Custodian”) dated July 2, 2001 (incorporated by reference from Post-Effective Amendment No. 53 dated October 10, 2001 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.10 Custodian Contract Fee Schedule dated as of February 1, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.11 Amendment to the Custodian Contract between RIC and the custodian dated January 20, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

9.12 Custodian Contract Fee Schedule dated as of February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(10)	10.1 Form of Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

10.2 Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference from Post-Effective Amendment No. 86 dated November 13, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(11)	11.1 Opinion and Consent of Counsel (filed herewith)

(12)	12.1 Opinion and Consent of Dechert LLP regarding tax matters (to be filed by amendment within a reasonable time after the closing of the Reorganization)

(13)	13.1 Amended and Restated Administrative Agreement with Frank Russell Investment Management Company dated May 25, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.2 Yield Calculation Services Agreement dated August 2, 1988 with State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.3 Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Class C Shares as Class E Shares and the existing shares of Institutional Funds to Class I Shares (incorporated by reference to Item 23(4)(b)(9) filed under Post-Effective Amendment No. 42 dated February 18, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.4 Letter Agreement to the Yield Calculation Services Agreement dated January 26, 1999 redesignating Premier Adviser Class Shares as Premier Class Shares and Premier Institutional Class Shares as Class E Shares (incorporated by reference to Item 23(4)(b)(10) filed under Post-Effective Amendment No. 42 dated February 18, 1999 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.5 Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.6 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreements with Bank Trust Departments and other clients (incorporated by reference to Item 24(b)(9)(b) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.7 General forms of Frank Russell Investment Management Company’s Asset Management Services Agreement with its clients (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.8 General form of Frank Russell Investment Management Company’s Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Item 24(b)(9)(c) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.9 General Form of Frank Russell Investment Management Company Asset Management Services Agreement with non-compete clause customers (incorporated by reference to Item 24(b)(9)(f) filed under Post-Effective Amendment No. 38 dated February 24, 1998 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.10 Letter Agreements regarding fee waivers & reimbursements (incorporated by reference to Post-Effective Amendment No. 66 dated February 28, 2003 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.11 Credit Agreement dated as of December 30, 1999 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference from Post-Effective Amendment No. 46 dated April 27, 2000 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.12 First Amendment to Credit Agreement dated as of December 28, 2000 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company and Other Banks (incorporated by reference from Post-Effective Amendment No. 53 dated October 10, 2001 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.13 Second Amendment to Credit Agreement dated as of December 27, 2001 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 56 dated March 1, 2002 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.14 Form of Third Amendment to Credit Agreement dated as of December 26, 2002 among Frank Russell Investment Company, Bank of America, N.A., State Street Bank and Trust Company (incorporated by reference from Post-Effective Amendment No. 64 dated January 15, 2003 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.15 Form of Fourth Amendment to Credit Agreement dated as of December 24, 2003 (incorporated by reference to Post-Effective Amendment No. 69 dated March 1, 2004 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.16 Fifth Amendment to Credit Agreement dated as of December 22, 2004 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.17 Form of Sixth Amendment to Credit Agreement dated as of March 1, 2005 (incorporated by reference to Post-Effective Amendment No. 77 dated February 28, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.18 Seventh Amendment to Credit Agreement dated as of December 21, 2005 (incorporated by reference to Post-Effective Amendment No. 83 dated February 28, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.19 Eighth Amendment to Credit Agreement dated as of May 23, 2006 (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.20 Form of Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 86 dated November 13, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.21 Form of Special Servicing Agreement with Fund of Funds, Underlying Funds and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 52 dated March 1, 2001 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.22 Form of Side Letter relating to Special Servicing Agreement with the Fund of Funds, Underlying Funds and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 66 dated February 28, 2003 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.23 Second Amended and Restated Joint Insurance Agreement dated November 29, 2006 (incorporated by reference to Post-Effective Amendment No. 89 dated December 8, 2006 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

13.24 Transfer Agency and Service Agreement dated July 1, 2005 with Frank Russell Investment Company and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 81 dated December 7, 2005 to the Registrant’s Registration Statement on Form N-1A (SEC File Nos. 2-71299/811-3153))

(14)	14.1 Other Consents - Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of the registrant (filed herewith)

(15)	15.1 Omitted Financial Statements - None

(16)	16.1 Powers of Attorney – (filed herewith)

(17)	17.1 Forms of proxy related to the Special Meeting of Shareholders of Diversified Bond Fund (filed herewith)

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after the closing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Russell Investment Company, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned thereto duly authorized, in the City of Tacoma, and State of Washington, on this 22nd day of May, 2007.

RUSSELL INVESTMENT COMPANY Registrant

By:	/s/ Greg J. Stark
Greg J. Stark, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on May 22, 2007.

Signatures	Signatures

/s/ Greg J. Stark	/s/ Mark E. Swanson
Greg J. Stark, President and	Mark E. Swanson, Treasurer, in his capacity as
Chief Executive Officer	Chief Accounting Officer

/s/ Thaddas A. Alston	/s/ Kristianne Blake
Thaddas A. Alston, Trustee	Kristianne Blake, Trustee

/s/ Daniel P. Connealy	/s/ Jonathan Fine
Daniel P. Connealy, Trustee	Jonathan Fine, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

/s/ Julie W. Weston
Julie W. Weston, Trustee

Exhibit Index

Exhibit Number	Exhibit Title
11.1	Opinion and Consent of Counsel

14.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

16.1	Powers of Attorney

17.1	Form of Proxy Related to the Special Meeting